UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ----------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 through June 30, 2022

Item 1: Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned -29.96%, -30.12%, and -30.03%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned -18.42%.

MARKET ENVIRONMENT / CONDITIONS

International equity markets have been in a funk during the past six months as a confluence of factors have created a perfect storm that has weighed heavily on investor sentiment. These include escalating inflation and a concomitant necessity for more hawkish central bank policy in most developed markets, ongoing supply chain issues and rising raw material costs. The Russia-Ukraine war, which was triggered in February has compounded these latter two issues, most notably driving up the cost of commodity prices. As these issues work their way through the system, businesses across a wide range of sectors are beginning to suffer from a slowdown in demand at the same time as enduring margin pressure.

The challenges within Asia have been somewhat different. Although central bank policy has remained accommodative in, for example China and Japan, most of Asia has been slower to reopen from the COVID-19 pandemic, with a number of restrictions and curtailments remaining in place as of the end of June. This has delayed the recovery in consumer names that operate in Asia at a time when raw material prices and other input costs are rising. The common prosperity driven policy in China, which has led to a series of new regulations across a range of areas, has hurt the incumbent internet platforms and caught investors off guard. Although the investment environment for Asian companies has been very challenging during the past six months, economies in Asia are starting to reopen and there are signs that regulatory headwinds are beginning to subside. For example, Japan is now accepting overseas tourists again and in major cities within China, COVID-19 related restrictions are now being gradually lifted.

As we typically see during periods of angst, investor time horizons have shortened and those businesses which enjoy near term positive cashflows are being favored at the expense of higher growth and quality growth companies with longer duration earnings profiles. Against this backdrop it has been a particularly challenging period for growth investors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Unsurprisingly, through the first six months of the year the Portfolio struggled, lagging the benchmark index by over 11%. One common theme among the largest detractors has been businesses which had enjoyed an unusually positive backdrop at the outset of the COVID-19 pandemic and featured among the top performing names in previous periods. In several cases we have seen share prices fall below their pre-COVID-19 pandemic levels on the back of a dramatic shift in sentiment. Those companies which are choosing to invest in strengthening their competitive moat by building out new services and reinvesting in existing ones are being punished the most. For example, the largest individual detractor was ecommerce platform MercadoLibre (Brazil). During the first quarter of 2022 it reported sales growth of 63% year on year and was making excellent progress developing its fintech offering to complement the core ecommerce business, but it appears that the market has been focused on a modest deterioration in profitability and growth in their credit book. Similarly, music streaming business Spotify (Sweden) was another large detractor. Although it continues to enjoy strong momentum in subscriber growth, it has seen its profits fall as a result of investments made to build out its podcast service. We believe this relatively new service, coupled with prospects to monetize its user base more widely, could generate significant profits in the future.

Elsewhere, provider of structural insulating panels, Kingspan (Ireland), and manufacturer of electric motors, Nidec (Japan), also featured among the weakest names. Although Kingspan reported very strong results during the first half of the year, orders for their products have deteriorated in recent months, leading management to release a cautious outlook statement that investors reacted negatively to. Nidec also reported strong results that exceeded forecasts at the sales level; however rising material costs and supply chain issues have weighed heavily on profitability, particularly in the automotive segment.

The top performing holdings during the six-month period were financial business Deutsche Boerse (Germany) and AIA Group (Hong Kong). Although we have recently taken the opportunity to reduce the Portfolio’s holding in Deutsche Boerse following a period of strong share price performance, a recent review of the company drew attention to the resilience and earnings power of the franchise. AIA is the largest pan-Asian life insurer, present in 18 countries, and we believe is positioned to benefit from rising wealth across the region and the narrowing of what is currently a large mortality protection gap. The most noteworthy item of news flow for the company during the period is the announcement of a tie up with insurer, Discovery (South Africa), to launch a pan Asian health joint venture which will operate in all Asian markets except mainland China. The joint venture, called Amplify, will integrate AIA’s powerful distribution platform and execution capabilities with Discovery’s highly regarded health insurance technology systems and assets in its Vitality technology platform. Interestingly, the largest positive contributor to relative performance was not holding Shopify (Canada), a provider of services to help business operate online. Having admired this business from the sidelines for some time and seeing its share fall precipitously over the past year, the Portfolio took an initial holding in the company in June. Provider of voucher schemes, Edenred (France), also performed well, and we believe is demonstrating is resilience and ability to grow through introducing new products and increasing the face value of its vouchers.

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

New purchases for the Portfolio over the period were MonotaRo (Japan), Keyence (Japan) and Shopify (Canada). All of these high-quality businesses have been followed closely by the Portfolio managers for some time and offered what we believed to be attractive risk return profiles. The transactions were funded largely by sales of Heineken (Netherlands), Hargreaves Lansdown (U.K), KE Holdings (China) and Zai lab (Cayman Islands) where conviction in the investment cases had deteriorated.

The Portfolio ended the period overweight in Ireland, Germany, and the Netherlands and underweight in other regions including the U.K., Australia, and Canada relative to the benchmark. At the sector level, the Portfolio was most overweight in Industrials and Information Technology stocks; the Portfolio was most underweight in Health Care and Energy.

Jenny Davis

Tom Walsh

Chris Davies

Portfolio Managers

Baillie Gifford Overseas Limited.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-2

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-29.96	-34.13	1.77	5.69
Class B	-30.12	-34.37	1.49	5.41
Class E	-30.03	-34.26	1.60	5.53
MSCI All Country World ex-U.S. Index	-18.42	-19.42	2.50	4.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
AIA Group, Ltd.	3.8
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4
Nestle S.A.	3.0
MercadoLibre, Inc.	2.5
Deutsche Boerse AG	2.4
Housing Development Finance Corp., Ltd.	2.4
Tencent Holdings, Ltd.	2.3
Samsung Electronics Co., Ltd.	2.2
IMCD NV	2.2
SAP SE	2.1

Top Countries

% of Net Assets
Japan	14.6
China	9.9
Germany	8.4
Switzerland	6.9
France	5.5
Hong Kong	5.4
Netherlands	5.3
Ireland	5.3
Denmark	4.5
Canada	4.1

BHFTII-3

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.74%	$1,000.00	$700.40	$3.12
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B (a)	Actual	0.99%	$1,000.00	$698.80	$4.17
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class E (a)	Actual	0.89%	$1,000.00	$699.70	$3.75
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Argentina—2.5%
MercadoLibre, Inc. (a)	59,265	$37,744,101

Australia—0.6%
Cochlear, Ltd.	66,940	9,187,163

Belgium—0.8%
Umicore S.A.	323,080	11,293,234

Canada—4.1%
Constellation Software, Inc.	12,647	18,774,684
Ritchie Bros. Auctioneers, Inc.	267,763	17,420,661
Shopify, Inc. - Class A (a)	326,690	10,205,795
Topicus.com, Inc. (a)	253,886	14,325,466

		60,726,606

China—9.9%
Alibaba Group Holding, Ltd. (a)	1,172,272	16,722,122
Futu Holdings, Ltd. (ADR) (a) (b)	117,130	6,115,357
Hangzhou Tigermed Consulting Co., Ltd. - Class H	624,700	7,234,007
JD.com, Inc. - Class A	34,242	1,107,184
Meituan - Class B (a)	883,500	22,325,941
Ping An Healthcare and Technology Co., Ltd. (a) (b)	2,265,300	6,859,193
Ping An Insurance Group Co. of China, Ltd. - Class H	3,241,500	22,436,464
Prosus NV (a)	181,665	12,005,933
Tencent Holdings, Ltd.	766,600	34,813,986
Tencent Music Entertainment Group (ADR) (a) (b)	2,045,491	10,268,365
Wuxi Biologics Cayman, Inc. (a)	777,500	7,161,981

		147,050,533

Denmark—4.5%
Ambu A/S - Class B (b)	485,959	4,749,384
Chr Hansen Holding A/S	218,026	15,906,574
DSV A/S	158,994	22,262,117
Novozymes A/S - B Shares	388,888	23,417,848

		66,335,923

Finland—1.3%
Kone Oyj - Class B	416,329	19,907,599

France—5.5%
Danone S.A.	454,315	25,531,992
Dassault Systemes SE	642,368	23,801,855
Edenred	508,560	24,098,373
Nexans S.A.	100,686	7,877,745

		81,309,965

Germany—8.4%
BioNTech SE (ADR)	58,150	8,670,165
Deutsche Boerse AG	214,006	35,793,429
Rational AG	37,084	21,562,503
SAP SE	340,547	31,024,739
Scout24 SE	536,281	27,553,258

		124,604,094

Hong Kong—5.4%
AIA Group, Ltd.	5,133,200	56,383,843
Hong Kong Exchanges & Clearing, Ltd.	481,800	24,050,565

		80,434,408

India—3.2%
Housing Development Finance Corp., Ltd.	1,279,942	35,009,746
ICICI Lombard General Insurance Co., Ltd.	905,011	12,760,414

		47,770,160

Ireland—5.3%
CRH plc	776,759	26,738,670
Kingspan Group plc	359,821	21,646,669
Ryanair Holdings plc (ADR) (a)	457,931	30,795,859

		79,181,198

Italy—1.2%
FinecoBank Banca Fineco S.p.A.	1,498,346	18,062,166

Japan—14.6%
Denso Corp.	443,100	23,569,324
FANUC Corp.	146,500	22,962,826
Japan Exchange Group, Inc.	1,076,900	15,552,803
Keyence Corp.	40,800	13,962,966
MonotaRO Co., Ltd.	1,240,800	18,455,036
Nidec Corp.	328,100	20,287,614
Nintendo Co., Ltd.	38,000	16,423,311
Shimano, Inc. (b)	108,700	18,387,527
Shiseido Co., Ltd. (b)	498,700	20,036,277
SMC Corp.	42,300	18,875,797
Sony Group Corp.	344,400	28,145,683

		216,659,164

Netherlands—5.3%
Adyen NV (a)	12,828	18,857,372
ASML Holding NV	53,807	25,968,761
IMCD NV	238,041	32,887,356
Just Eat Takeaway (a)	114,249	1,797,166

		79,510,655

Norway—0.9%
Aker Carbon Capture ASA (a)	7,756,327	13,173,786

Panama—0.8%
Copa Holdings S.A. - Class A (a)	182,404	11,558,941

Russia—0.0%
Magnit PJSC (GDR) (c) (d)	624,163	0
MMC Norilsk Nickel PJSC (ADR) (c) (d)	392,107	0

		0

South Africa—1.4%
Discovery, Ltd. (a)	2,603,613	20,536,375

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

South Korea—2.9%
Coupang, Inc. (a)	834,732	$10,642,833
Samsung Electronics Co., Ltd.	753,766	33,018,462

		43,661,295

Spain—1.6%
Amadeus IT Group S.A. (a)	427,386	24,012,397

Sweden—3.2%
Atlas Copco AB - B Shares	3,141,987	26,315,682
Epiroc AB - B Shares	1,529,561	20,687,009

		47,002,691

Switzerland—6.9%
Cie Financiere Richemont S.A. - Class A	240,676	25,631,047
Kuehne & Nagel International AG	73,385	17,374,259
Nestle S.A.	383,342	44,974,132
Temenos AG	120,829	10,312,351
Wizz Air Holdings plc (a)	221,452	4,738,524

		103,030,313

Taiwan—3.9%
Sea, Ltd. (ADR) (a)	117,904	7,883,061
Taiwan Semiconductor Manufacturing Co., Ltd.	3,144,000	50,073,310

		57,956,371

United Kingdom—3.8%
Experian plc	680,586	19,951,427
Oxford Nanopore Technologies plc (a)	2,290,219	7,731,609
Rio Tinto plc	493,658	29,518,311

		57,201,347

United States—0.7%
Spotify Technology S.A. (a)	103,711	9,731,203

Total Common Stocks (Cost $1,469,371,985)		1,467,641,688

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $14,275,788; collateralized by U.S. Treasury Notes with rates ranging from 2.875% - 3.000%, maturity dates ranging from 06/30/24 - 06/15/25, and an aggregate market value of $14,561,168.	14,275,649	14,275,649

Total Short-Term Investments (Cost $14,275,649)		14,275,649

Securities Lending Reinvestments (e)—2.6%
Security Description	Principal Amount*	Value

Commercial Paper—0.1%
Liberty Street Funding LLC 1.550%, 07/01/22	1,000,000	999,952

Repurchase Agreements—0.8%
National Bank Financial Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $1,000,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $1,021,403.	1,000,000	1,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $2,500,763; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $2,553,508.	2,500,000	2,500,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $4,185,450; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $4,269,159.	4,185,277	4,185,277
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,900,079; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $1,938,727.	1,900,000	1,900,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $24,278; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $24,772.	24,277	24,277
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $700,032; collateralized by various Common Stock with an aggregate market value of $777,961.	700,000	700,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $400,130; collateralized by various Common Stock with an aggregate market value of $444,730.	400,000	400,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,100,050.	1,000,000	1,000,000

		12,709,554

Time Deposit—0.1%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—1.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (f)	7,000,000	$7,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380% (f)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (f)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (f)	7,000,000	7,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $38,709,555)		38,709,506

Total Investments—102.3% (Cost $1,522,357,189)		1,520,626,843
Other assets and liabilities (net)—(2.3)%		(33,952,316)

Net Assets—100.0%		$1,486,674,527

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $38,074,801 and the collateral received consisted of cash in the amount of $38,709,512 and non-cash collateral with a value of $1,243,018. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Ten Largest Industries as of June 30, 2022 (Unaudited)	% of Net Assets
Machinery	8.8
Insurance	7.5
Internet & Direct Marketing Retail	6.9
Software	6.6
Capital Markets	5.5
IT Services	5.2
Semiconductors & Semiconductor Equipment	5.1
Food Products	4.7
Interactive Media & Services	4.2
Trading Companies & Distributors	3.5

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$37,744,101	$—	$—	$37,744,101
Australia	—	9,187,163	—	9,187,163
Belgium	—	11,293,234	—	11,293,234
Canada	60,726,606	—	—	60,726,606
China	16,383,722	130,666,811	—	147,050,533
Denmark	—	66,335,923	—	66,335,923
Finland	—	19,907,599	—	19,907,599
France	—	81,309,965	—	81,309,965
Germany	8,670,165	115,933,929	—	124,604,094
Hong Kong	—	80,434,408	—	80,434,408
India	—	47,770,160	—	47,770,160
Ireland	30,795,859	48,385,339	—	79,181,198
Italy	—	18,062,166	—	18,062,166
Japan	—	216,659,164	—	216,659,164
Netherlands	—	79,510,655	—	79,510,655
Norway	—	13,173,786	—	13,173,786
Panama	11,558,941	—	—	11,558,941
Russia	—	—	0	0
South Africa	—	20,536,375	—	20,536,375
South Korea	10,642,833	33,018,462	—	43,661,295
Spain	—	24,012,397	—	24,012,397
Sweden	—	47,002,691	—	47,002,691
Switzerland	—	103,030,313	—	103,030,313
Taiwan	7,883,061	50,073,310	—	57,956,371
United Kingdom	—	57,201,347	—	57,201,347
United States	9,731,203	—	—	9,731,203
Total Common Stocks	194,136,491	1,273,505,197	0	1,467,641,688
Total Short-Term Investment*	—	14,275,649	—	14,275,649
Securities Lending Reinvestments
Commercial Paper	—	999,952	—	999,952
Repurchase Agreements	—	12,709,554	—	12,709,554
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	24,000,000	—	—	24,000,000
Total Securities Lending Reinvestments	24,000,000	14,709,506	—	38,709,506
Total Investments	$218,136,491	$1,302,490,352	$0	$1,520,626,843

Collateral for Securities Loaned (Liability)	$—	$(38,709,512)	$—	$(38,709,512)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

During the period ended June 30, 2022, transfers into Level 3 in the amount of $21,833,902 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$1,520,626,843
Cash	28,190
Cash denominated in foreign currencies (c)	3,488,620
Receivable for:
Fund shares sold	208,110
Dividends and interest	2,891,319

Total Assets	1,527,243,082
Liabilities
Collateral for securities loaned	38,709,512
Payables for:
Fund shares redeemed	73,876
Accrued Expenses:
Management fees	861,764
Distribution and service fees	52,796
Deferred trustees’ fees	180,292
Other expenses	690,315

Total Liabilities	40,568,555

Net Assets	$1,486,674,527

Net Assets Consist of:
Paid in surplus	$1,477,014,523
Distributable earnings (Accumulated losses)	9,660,004

Net Assets	$1,486,674,527

Net Assets
Class A	$1,231,984,506
Class B	242,252,438
Class E	12,437,583
Capital Shares Outstanding*
Class A	140,536,815
Class B	28,220,034
Class E	1,438,002
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.77
Class B	8.58
Class E	8.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,522,357,189.
(b)	Includes securities loaned at value of $38,074,801.
(c)	Identified cost of cash denominated in foreign currencies was $3,503,494.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$17,125,555
Non-cash dividends	1,843,220
Interest	4,428
Securities lending income	120,595

Total investment income	19,093,798
Expenses
Management fees	6,573,701
Administration fees	35,827
Custodian and accounting fees	277,114
Distribution and service fees—Class B	343,385
Distribution and service fees—Class E	10,787
Audit and tax services	25,242
Legal	20,427
Shareholder reporting	26,484
Insurance	7,174
Miscellaneous (b)	80,929

Total expenses	7,401,070
Less management fee waiver	(989,932)

Net expenses	6,411,138

Net Investment Income	12,682,660

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,301,838
Foreign currency transactions	(423,299)

Net realized gain (loss)	1,878,539

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(609,666,902)
Foreign currency transactions	(133,880)

Net change in unrealized appreciation (depreciation)	(609,800,782)

Net realized and unrealized gain (loss)	(607,922,243)

Net Increase (Decrease) in Net Assets From Operations	$(595,239,583)

(a)	Net of foreign withholding taxes of $2,057,771.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.
(c)	Includes change in foreign capital gains tax of $921,075.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,682,660	$18,118,814
Net realized gain (loss)	1,878,539	143,402,806
Net change in unrealized appreciation (depreciation)	(609,800,782)	(174,357,602)

Increase (decrease) in net assets from operations	(595,239,583)	(12,835,982)

From Distributions to Shareholders
Class A	(134,239,803)	(176,369,559)
Class B	(26,054,352)	(36,828,338)
Class E	(1,305,016)	(2,048,164)

Total distributions	(161,599,171)	(215,246,061)

Increase (decrease) in net assets from capital share transactions	292,780,274	124,091,123

Total increase (decrease) in net assets	(464,058,480)	(103,990,920)

Net Assets
Beginning of period	1,950,733,007	2,054,723,927

End of period	$1,486,674,527	$1,950,733,007

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	11,556,850	$122,971,388	3,247,105	$51,387,750
Reinvestments	15,202,696	134,239,803	11,789,409	176,369,559
Redemptions	(591,608)	(6,828,614)	(7,216,606)	(116,681,613)

Net increase (decrease)	26,167,938	$250,382,577	7,819,908	$111,075,696

Class B
Sales	2,298,644	$25,505,143	2,394,968	$35,965,946
Reinvestments	3,015,550	26,054,352	2,510,452	36,828,338
Redemptions	(910,694)	(10,471,634)	(3,886,855)	(59,760,403)

Net increase (decrease)	4,403,500	$41,087,861	1,018,565	$13,033,881

Class E
Sales	90,263	$928,968	104,251	$1,515,164
Reinvestments	149,830	1,305,016	138,671	2,048,164
Redemptions	(82,709)	(924,148)	(236,565)	(3,581,782)

Net increase (decrease)	157,384	$1,309,836	6,357	$(18,454)

Increase (decrease) derived from capital shares transactions		$292,780,274		$124,091,123

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.04		$15.78	$13.58	$11.02	$13.43	$10.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.14	0.09	0.25	0.16	0.15
Net realized and unrealized gain (loss)	(4.29)		(0.16)	3.18	3.24	(2.42)	3.37

Total income (loss) from investment operations	(4.20)		(0.02)	3.27	3.49	(2.26)	3.52

Less Distributions
Distributions from net investment income	(0.12)		(0.15)	(0.27)	(0.17)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.95)		(1.57)	(0.80)	(0.76)	0.00	0.00

Total distributions	(1.07)		(1.72)	(1.07)	(0.93)	(0.15)	(0.15)

Net Asset Value, End of Period	$8.77		$14.04	$15.78	$13.58	$11.02	$13.43

Total Return (%) (b)	(29.96	)(c)	(0.76)	26.58	32.82	(17.01)	35.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.84	0.84	0.84	0.85	0.85
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.71	0.72	0.72	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	1.58	(d)	0.93	0.67	2.02	1.28	1.24
Portfolio turnover rate (%)	9	(c)	14	20	12	23	8
Net assets, end of period (in millions)	$1,232.0		$1,605.6	$1,681.6	$1,598.2	$1,407.8	$1,469.7

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.75		$15.49	$13.35	$10.85	$13.22	$9.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.10	0.05	0.22	0.14	0.12
Net realized and unrealized gain (loss)	(4.20)		(0.15)	3.13	3.18	(2.39)	3.32

Total income (loss) from investment operations	(4.13)		(0.05)	3.18	3.40	(2.25)	3.44

Less Distributions
Distributions from net investment income	(0.09)		(0.12)	(0.24)	(0.14)	(0.12)	(0.12)
Distributions from net realized capital gains	(0.95)		(1.57)	(0.80)	(0.76)	0.00	0.00

Total distributions	(1.04)		(1.69)	(1.04)	(0.90)	(0.12)	(0.12)

Net Asset Value, End of Period	$8.58		$13.75	$15.49	$13.35	$10.85	$13.22

Total Return (%) (b)	(30.12	)(c)	(0.99)	26.26	32.41	(17.19)	34.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.09	1.09	1.09	1.10	1.10
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	0.96	0.97	0.97	0.97	0.98
Ratio of net investment income (loss) to average net assets (%)	1.33	(d)	0.69	0.41	1.76	1.09	0.99
Portfolio turnover rate (%)	9	(c)	14	20	12	23	8
Net assets, end of period (in millions)	$242.3		$327.4	$353.2	$315.3	$277.6	$356.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.85		$15.59	$13.43	$10.91	$13.29	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.12	0.07	0.23	0.15	0.13
Net realized and unrealized gain (loss)	(4.23)		(0.16)	3.14	3.20	(2.40)	3.33

Total income (loss) from investment operations	(4.15)		(0.04)	3.21	3.43	(2.25)	3.46

Less Distributions
Distributions from net investment income	(0.10)		(0.13)	(0.25)	(0.15)	(0.13)	(0.13)
Distributions from net realized capital gains	(0.95)		(1.57)	(0.80)	(0.76)	0.00	0.00

Total distributions	(1.05)		(1.70)	(1.05)	(0.91)	(0.13)	(0.13)

Net Asset Value, End of Period	$8.65		$13.85	$15.59	$13.43	$10.91	$13.29

Total Return (%) (b)	(30.03	)(c)	(0.91)	26.37	32.56	(17.09)	34.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	0.99	0.99	0.99	1.00	1.00
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.86	0.87	0.87	0.87	0.88
Ratio of net investment income (loss) to average net assets (%)	1.40	(d)	0.79	0.50	1.87	1.19	1.08
Portfolio turnover rate (%)	9	(c)	14	20	12	23	8
Net assets, end of period (in millions)	$12.4		$17.7	$19.9	$18.2	$16.2	$21.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2022, the Portfolio received EU tax reclaim payments in the amount of $408,959 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $14,275,649. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,709,554. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. In addition, U.S. persons were required to divest of Sanctioned Securities by June 3, 2022 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 365 days after an entity is newly-designated as a Chinese Military Company), at which point an authorization to enact transactions, in whole or in part, to divest Sanctioned Securities expired. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$306,435,844	$0	$154,369,414

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average daily net assets
$6,573,701	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waiver in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,524,756,566

Gross unrealized appreciation	251,642,865
Gross unrealized (depreciation)	(255,772,588)

Net unrealized appreciation (depreciation)	$(4,129,723)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$31,985,924	$39,586,830	$183,260,137	$108,304,693	$215,246,061	$147,891,523

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,912,608	$135,244,036	$605,545,244	$—	$766,701,888

BHFTII-19

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-20

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned -11.53%, -11.64%, and -11.59%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -10.35%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter, investors focused on the continuing tensions between Russia and Ukraine and on the Federal Reserve’s (the “Fed”) liftoff. Russia’s invasion of Ukraine prompted sanctions by the U.S., U.K., and the E.U., all of which have implemented expansive measures on Russian financial institutions and sovereign debt. The escalating geopolitical tensions have driven a significant pickup in market volatility. Over the quarter, 10-year real rates increased a massive ~0.60% while 10-year nominal rates sold off ~0.83%. Inflation data over the quarter printed stronger than expected. January’s core consumer price index (“CPI”) increased by ~0.6% month-over- month or ~6.0 % year-over-year, while headline CPI increased ~0.6% month-over-month or ~7.5 % year-over-year. February’s core CPI increased by ~0.5% month-over-month or ~6.4 % year-over-year. Details showed core components, such as Rents and Owners’ Equivalent Rent (OER) were the largest contributors to this gain. Energy prices increased 3.5% month-over-month and food prices increased 1.0% month-over-month, the largest gain since the COVID-19 disruption in April 2020. Taken together with the strong core print, headline CPI increased ~0.80% month-over-month, moving headline CPI inflation up to ~7.9% year-over-year. Labor market recovery was strong for the months of January and February. Non-farm payroll roared ahead in January, adding approximately 467,000 jobs. Hiring in February increased as the headline number printed well above the consensus, adding 678,000 jobs versus the estimated 423,000, the largest monthly increase since July 2021. The underlying details of the February report showed a very strong labor market, with labor force participation increasing to 62.3% month-over-month, remaining below the pre-pandemic level of 63.4% in February 2020. Taken together, the unemployment rate declined to 3.82% month-over-month. The Federal Open Market Committee (the “FOMC”), on Wednesday, March 16, 2022, raised its policy interest rate by 0.25% to start the path of normalization. In addition, the FOMC anticipates “ongoing increases in the target range will be appropriate” and they expect balance sheet runoff to begin at a coming meeting. The FOMC is expected to continue to remain focused on fighting inflation and preventing higher inflation from getting entrenched as the labor market is now extremely tight.

In the second quarter, investors primarily focused on the continuing tensions between Russia and Ukraine and on the Fed’s hiking path. Over the quarter, 10-year real rates sold off a massive ~1.16% while 10-year nominal rates increased ~0.67%. The movement contributed to a ~0.49% compression in 10-year inflation expectations to ~2.34%. April’s core CPI increased by ~0.6% month-over-month or ~6.2 % year-over-year, while headline CPI decelerated from its March pace, increasing 0.3% month-over-month or 8.3% year-over-year, as energy prices declined, and food price gains moderated slightly. The May CPI report showed another robust gain in core and headline series. Core CPI increased by ~0.6% month-over-month or ~6.0% year-over-year. Details showed new vehicles, shelter and airfare prices contributed to the strong monthly gain. Taken together with the strong core print, headline CPI increased 1.0% in May, moving the year-over-year rate to 8.6%, as energy and food prices continued to move higher. Headline CPI printed at its highest level in 40 years. Labor market recovery was strong for the months of April and May. The April nonfarm payroll report added 428,000 jobs, above market expectations of 380,000, pointing to a tight labor market. Details showed private employment led the gains with a 406,000 increase across most sectors over the month. Hiring in May also increased as the headline number printed above the consensus, adding 390,000 jobs versus the estimated 318,000, indicating the labor market remains strong. In data, labor force participation edged higher to 62.3% month-over-month, remaining below the pre-pandemic level of 63.4% in February 2020. Taken together, the unemployment rate staying at 3.6% month-over-month for the third month in a row. Average hourly earnings increased in 0.31% in May, moving the year-over-year rate down to 5.24%. The FOMC, on Wednesday, June 15, 2022, raised its policy interest rate by 0.75% to continue its path of normalization. That followed a 0.50% rate hike on May 4, 2022. Chair Powell stated that the FOMC is “determined, resolved, but flexible” in this highly uncertain environment to bring inflation down. The Summary of Economic Projections revealed that the FOMC acknowledges the process to restoring price stability will be painful.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main drivers of positive performance for the period were the Portfolio’s duration and yield curve positioning. This was slightly offset by a portion of short position being held in real rates earlier in the year. The most notable detractors to performance were the high yield credit allocation and the positioning and selection to investment grade credit and securitized assets. Selection to emerging market debt and agency residential mortgages also detracted from performance.

Over the first half of the year, the portfolio managers continued to manage the Portfolio’s duration position tactically. Over the first few months of the year, we moved from an underweight position to closer to neutral towards the middle of the period as the rates market repriced markedly higher and the team saw rates as reasonably priced with modest room to move higher further out the curve. Towards the end of the period, the team moved to an underweight position as higher inflation and more hawkish global central bank policy persisted and moved our expected level of rates higher. On the curve, we hold a tactical underweight to the front end as the market has started to price in a higher probability of a recession and a less hawkish Fed. We also hold an underweight to the long end of the curve. We still maintain the view of somewhat higher U.S. yields over the medium

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

term given the hawkish Fed stance and elevated levels of inflation. The Portfolio ended the period with an effective duration of 5.85 years, 0.70 years underweight relative to the benchmark index.

The team added an allocation to Treasury inflation risk securities as the market had priced in much lower expected levels of inflation due to increasing fears of a recession. We reduced our exposure and are now at neutral in agency mortgages as the technical backdrop has continued to weaken. While mortgages continue to face pressure, we believe there are still attractive opportunities in the specified pool space. As yields in investment grade credit continued to move higher, the portfolio managers increased the overweight in the sector adding at the margins to utilities and financials. The managers also maintained the Portfolio’s positions in securitized assets and high yield credit where valuations look reasonable in our opinion.

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, the derivatives held performed as expected and did not have a significant impact on performance.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-11.53	-11.32	1.17	2.25
Class B	-11.64	-11.54	0.92	2.00
Class E	-11.59	-11.45	1.02	2.10
Bloomberg U.S. Aggregate Bond Index	-10.35	-10.29	0.88	1.54

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	48.7
Corporate Bonds & Notes	33.2
Asset-Backed Securities	11.3
Mortgage-Backed Securities	7.1
Floating Rate Loans	1.9
Foreign Government	0.8
Municipals	0.6
Common Stocks	0.2
Preferred Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.38%	$1,000.00	$884.70	$1.78
	Hypothetical*	0.38%	$1,000.00	$1,022.91	$1.91

Class B (a)	Actual	0.63%	$1,000.00	$883.60	$2.94
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class E (a)	Actual	0.53%	$1,000.00	$884.10	$2.48
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—48.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.5%
Connecticut Avenue Securities Trust (CMO)
4.026%, SOFR30A + 3.100%, 10/25/41 (144A) (a)	2,090,448	$1,790,574
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	100,855	96,444
2.000%, 11/01/31	1,279,366	1,223,402
2.000%, 12/01/31	139,964	133,841
2.000%, 03/01/32	924,043	883,599
2.500%, 09/01/27	94,664	93,325
2.500%, 02/01/28	12,064	11,893
2.500%, 04/01/28	33,731	33,253
2.500%, 08/01/28	96,552	95,183
2.500%, 01/01/30	534,542	518,910
2.500%, 02/01/30	55,903	55,009
2.500%, 03/01/30	98,574	96,687
2.500%, 07/01/30	364,715	356,057
2.500%, 08/01/30	1,139,726	1,117,367
2.500%, 09/01/30	660,310	647,653
2.500%, 11/01/30	1,250,276	1,226,328
2.500%, 03/01/31	60,509	59,654
2.500%, 06/01/31	376,109	368,900
2.500%, 07/01/31	217,006	212,846
2.500%, 08/01/31	29,373	28,810
2.500%, 10/01/31	1,821,166	1,786,245
2.500%, 11/01/31	1,157,463	1,135,269
2.500%, 02/01/32	53,866	52,833
2.500%, 03/01/32	205,510	201,564
2.500%, 08/01/32	1,258,124	1,233,994
2.500%, 02/01/33	2,243,226	2,200,199
3.000%, 04/01/28	70,001	69,772
3.000%, 05/01/28	78,763	78,505
3.000%, 10/01/28	169,787	169,230
3.000%, 11/01/28	1,188,614	1,183,709
3.000%, 12/01/28	310,306	303,884
3.000%, 01/01/29	128,410	125,696
3.000%, 04/01/29	565,539	559,940
3.000%, 05/01/29	781,831	767,996
3.000%, 08/01/29	720,979	714,685
3.000%, 10/01/29	220,705	219,978
3.000%, 03/01/30	454,820	453,323
3.000%, 04/01/30	369,164	367,949
3.000%, 05/01/30	611,309	609,296
3.000%, 07/01/30	444,254	442,655
3.000%, 08/01/30	1,952,542	1,945,959
3.000%, 09/01/30	533,195	531,275
3.000%, 08/01/31	1,864,488	1,853,756
3.000%, 09/01/31	229,597	228,840
3.000%, 03/01/32	403,808	402,474
3.500%, 08/01/28	147,875	147,191
3.500%, 10/01/28	1,233,040	1,232,921
3.500%, 11/01/28	1,262,323	1,261,496
3.500%, 02/01/29	1,486,094	1,488,115
3.500%, 04/01/29	290,663	289,298
3.500%, 05/01/29	1,141,253	1,139,540
3.500%, 07/01/29	397,993	396,790
3.500%, 09/01/29	81,148	81,104
3.500%, 08/01/30	314,390	316,343

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.500%, 11/01/32	119,008	119,139
3.500%, 01/01/33	74,107	74,189
4.000%, 10/01/33	2,926,527	2,982,054
4.500%, 02/01/25	54,564	55,787
4.500%, 04/01/25	14,218	14,536
4.500%, 07/01/25	39,505	40,391
4.500%, 06/01/26	330,765	338,179
Fannie Mae 20 Yr. Pool
1.500%, 11/01/41	20,855,442	17,870,295
1.500%, 12/01/41	10,664,206	9,135,133
2.000%, 12/01/41	1,519,942	1,358,729
2.000%, 02/01/42	775,218	692,983
2.000%, 03/01/42	7,437,068	6,611,269
2.000%, 04/01/42	1,143,920	1,022,617
3.000%, 10/01/36	51,438	50,296
3.000%, 11/01/36	591,098	577,962
3.000%, 12/01/36	940,941	920,018
Fannie Mae 30 Yr. Pool
2.000%, 09/01/50	1,755,435	1,530,694
2.000%, 10/01/50	2,227,015	1,946,393
2.000%, 11/01/50	418,260	364,665
2.000%, 12/01/50	2,369,737	2,069,316
2.000%, 02/01/51	1,790,082	1,560,999
2.000%, 03/01/51	1,815,783	1,585,850
2.000%, 04/01/51	3,545,001	3,098,820
2.000%, 08/01/51	9,800,459	8,545,057
2.000%, 11/01/51	10,909,917	9,520,551
2.000%, 12/01/51	9,922,084	8,649,270
2.000%, 01/01/52	8,075,673	7,049,041
2.000%, 02/01/52	23,571,128	20,508,851
2.000%, 03/01/52	5,114,781	4,459,100
2.500%, 07/01/50	10,046,268	9,132,955
2.500%, 08/01/50	7,293,226	6,627,306
2.500%, 11/01/50	2,528,629	2,306,773
2.500%, 01/01/51	485,105	440,487
2.500%, 11/01/51	1,215,116	1,104,665
2.500%, 01/01/52	25,041,998	22,696,568
2.500%, 02/01/52	6,739,708	6,109,303
3.000%, 03/01/43	4,847,634	4,629,653
3.000%, 04/01/43	2,768,239	2,643,648
3.000%, 05/01/43	1,460,461	1,394,246
3.000%, 06/01/43	49,326	47,117
3.000%, 06/01/46	29,108	27,615
3.000%, 08/01/46	39,702	37,638
3.000%, 11/01/46	1,603,674	1,518,492
3.000%, 02/01/47	395,978	374,861
3.000%, 03/01/47	1,645,015	1,556,000
3.000%, 03/01/50	590,516	555,640
3.000%, 08/01/50	2,289,584	2,151,289
3.000%, 11/01/51	2,746,512	2,573,152
3.000%, 12/01/51	1,225,763	1,149,388
3.000%, 04/01/52	398,245	374,029
3.000%, 05/01/52	626,635	586,498
3.500%, 01/01/42	242,787	238,735
3.500%, 04/01/42	161,442	158,431

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 05/01/42	19,889	$19,506
3.500%, 06/01/42	45,718	44,928
3.500%, 07/01/42	54,988	54,039
3.500%, 02/01/45	1,696,274	1,666,976
3.500%, 05/01/47	809,377	791,511
3.500%, 11/01/47	532,732	520,954
3.500%, 12/01/47	533,526	520,588
3.500%, 01/01/48	1,622,806	1,583,606
3.500%, 02/01/48	248,244	242,757
3.500%, 03/01/48	1,350,180	1,320,330
3.500%, 04/01/48	949,346	935,429
3.500%, 06/01/49	9,094,325	8,895,268
3.500%, 01/01/51	21,978,628	21,400,600
4.000%, 08/01/33	375,087	379,321
4.000%, 01/01/42	500,595	506,308
4.000%, 02/01/42	768,537	775,450
4.000%, 05/01/42	187,885	190,024
4.000%, 11/01/46	174,853	174,934
4.000%, 06/01/47	546,907	551,066
4.000%, 08/01/47	360,228	361,768
4.000%, 09/01/47	31,242	31,309
4.000%, 10/01/47	249,048	249,573
4.000%, 01/01/48	245,017	246,814
4.000%, 04/01/48	55,918	55,963
4.000%, 05/01/48	64,329	64,543
4.000%, 06/01/48	46,042	46,175
4.000%, 07/01/48	46,156	46,100
4.000%, 08/01/48	680,529	681,404
4.000%, 09/01/48	307,865	307,925
4.000%, 10/01/48	135,996	136,116
4.000%, 09/01/49	1,260,403	1,261,507
4.000%, 03/01/50	611,162	605,875
4.000%, 04/01/50	315,804	313,790
4.000%, 05/01/50	510,479	510,491
4.000%, 06/01/50	665,843	660,983
4.000%, 11/01/50	55,319	55,000
4.000%, 01/01/51	3,797,211	3,794,798
4.000%, 03/01/51	2,999,039	2,990,634
4.000%, 05/01/51	6,640,773	6,646,534
4.000%, 10/01/51	7,008,603	6,985,879
4.500%, 08/01/39	471,909	486,891
4.500%, 11/01/39	331,372	341,967
4.500%, 01/01/40	16,414	16,941
4.500%, 04/01/40	32,647	33,639
4.500%, 05/01/40	73,803	76,170
4.500%, 06/01/40	69,035	71,251
4.500%, 07/01/40	149,776	154,575
4.500%, 11/01/40	296,128	305,619
4.500%, 07/01/41	68,601	70,801
4.500%, 09/01/41	292,924	302,350
4.500%, 10/01/41	81,353	83,977
4.500%, 01/01/42	64,746	66,819
4.500%, 08/01/42	376,071	388,048
4.500%, 09/01/43	355,683	366,250
4.500%, 10/01/43	645,106	664,025

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 11/01/43	1,579,970	1,624,849
4.500%, 12/01/43	681,049	701,205
4.500%, 01/01/44	535,854	551,722
4.500%, 06/01/44	2,200,083	2,265,545
4.500%, 07/01/45	641,129	660,144
4.500%, 09/01/45	317,335	326,757
4.500%, 11/01/45	1,086,156	1,118,018
4.500%, 12/01/45	446,566	459,794
4.500%, 07/01/46	2,100,480	2,165,456
4.500%, 09/01/46	353,779	364,736
4.500%, 09/01/47	43,479	44,323
4.500%, 10/01/47	248,351	252,730
4.500%, 11/01/47	1,380,855	1,408,012
4.500%, 12/01/47	49,479	50,261
4.500%, 01/01/48	1,310,275	1,335,106
4.500%, 02/01/48	77,739	79,080
4.500%, 03/01/48	112,622	114,625
4.500%, 04/01/48	709,833	729,967
4.500%, 05/01/48	6,095,149	6,219,889
4.500%, 07/01/48	115,215	117,126
4.500%, 08/01/48	1,263,298	1,291,423
4.500%, 11/01/48	793,777	810,055
4.500%, 02/01/49	6,834,068	7,042,826
4.500%, 05/01/49	6,274,402	6,468,755
5.000%, 11/01/32	2,143	2,208
5.000%, 09/01/35	91,925	96,157
5.000%, 06/01/39	3,880,795	4,062,844
5.000%, 04/01/41	5,245	5,359
5.000%, 07/01/41	106,740	111,572
5.000%, 08/01/41	124,817	131,394
5.000%, 01/01/42	46,337	47,346
5.500%, 11/01/32	403,229	428,780
5.500%, 12/01/32	74,028	78,905
5.500%, 01/01/33	259,569	275,982
5.500%, 12/01/33	98,094	104,681
5.500%, 05/01/34	829,706	888,574
5.500%, 08/01/37	858,125	919,476
5.500%, 02/01/38	146,392	156,674
5.500%, 03/01/38	85,392	91,695
5.500%, 06/01/38	45,853	47,661
5.500%, 12/01/38	80,711	83,931
5.500%, 01/01/39	147,100	157,936
5.500%, 08/01/39	110,093	116,650
5.500%, 12/01/39	198,247	212,357
5.500%, 04/01/40	19,998	21,411
5.500%, 04/01/41	104,816	109,686
6.000%, 02/01/34	99,226	106,235
6.000%, 08/01/34	72,305	78,311
6.000%, 04/01/35	1,153,426	1,256,846
6.000%, 06/01/36	149,074	163,004
6.000%, 02/01/38	214,888	235,305
6.000%, 03/01/38	81,070	88,862
6.000%, 05/01/38	231,506	253,759
6.000%, 10/01/38	269,299	292,003
6.000%, 12/01/38	93,207	102,165

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 04/01/40	878,889	$963,189
6.000%, 09/01/40	98,973	108,429
6.000%, 06/01/41	210,243	230,406
6.500%, 05/01/40	1,276,578	1,384,643
Fannie Mae Pool
4.000%, 01/01/41	105,428	106,936
Fannie Mae REMICS (CMO)
5.000%, 04/25/35	6,449	6,498
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	29,394	28,774
2.500%, 10/01/28	149,532	147,547
2.500%, 08/01/29	395,233	382,852
2.500%, 12/01/29	140,704	136,408
2.500%, 05/01/30	444,630	436,522
2.500%, 07/01/30	279,046	273,599
2.500%, 08/01/30	1,056,612	1,037,337
2.500%, 09/01/30	1,130,222	1,109,597
2.500%, 04/01/31	862,684	846,940
3.000%, 01/01/30	303,818	303,093
3.000%, 04/01/30	1,838,646	1,834,261
3.000%, 05/01/30	302,418	301,696
3.000%, 06/01/30	11,462	11,435
3.000%, 07/01/30	650,876	648,284
3.000%, 08/01/30	206,214	205,721
Freddie Mac 20 Yr. Pool
2.000%, 02/01/42	471,597	421,570
2.000%, 03/01/42	1,687,562	1,496,001
2.000%, 04/01/42	488,403	435,212
3.000%, 09/01/37	64,326	61,979
3.000%, 06/01/38	1,329,560	1,304,554
3.500%, 01/01/34	606,216	606,231
3.500%, 05/01/35	2,273,264	2,273,319
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/43	874,592	836,740
3.000%, 03/01/43	1,431,213	1,368,899
3.000%, 12/01/46	910,832	862,930
3.500%, 04/01/42	1,039,422	1,024,443
3.500%, 05/01/42	32,105	31,578
3.500%, 08/01/42	872,611	861,592
3.500%, 10/01/42	41,931	41,087
3.500%, 06/01/43	151,917	149,129
3.500%, 01/01/44	283,842	280,674
3.500%, 05/01/44	60,471	59,846
3.500%, 06/01/44	132,002	129,840
3.500%, 07/01/44	52,905	52,359
3.500%, 09/01/44	106,595	105,493
3.500%, 09/01/45	91,926	90,976
3.500%, 03/01/47	836,501	821,752
3.500%, 10/01/47	717,638	710,219
3.500%, 12/01/47	892,638	880,842
3.500%, 01/01/48	303,014	297,355
4.000%, 08/01/40	101,644	102,897
4.000%, 09/01/40	135,679	137,354
4.000%, 10/01/40	81,705	82,715
4.000%, 11/01/40	235,897	238,613

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 04/01/41	6,191	6,268
4.000%, 10/01/41	205,118	207,651
4.000%, 09/01/43	214,461	216,182
4.000%, 04/01/44	508,569	512,651
4.000%, 07/01/44	91,401	92,531
4.000%, 02/01/45	118,937	119,440
4.000%, 09/01/45	614,335	620,785
4.000%, 12/01/45	3,712,777	3,734,463
4.500%, 02/01/39	453,427	468,225
4.500%, 08/01/39	332,513	343,549
4.500%, 12/01/39	95,448	98,608
4.500%, 07/01/40	32,768	33,853
4.500%, 05/01/41	509,034	525,260
4.500%, 05/01/42	535,376	552,987
4.500%, 10/01/43	155,051	156,934
4.500%, 12/01/43	632,160	652,095
4.500%, 04/01/47	1,147,363	1,180,052
4.500%, 05/01/47	400,527	409,855
4.500%, 07/01/47	914,905	935,977
4.500%, 02/01/49	1,091,392	1,114,946
4.500%, 04/01/49	636,282	650,009
5.000%, 10/01/41	261,319	275,125
5.000%, 11/01/41	1,858,506	1,956,836
5.500%, 02/01/35	70,149	75,228
5.500%, 09/01/39	68,588	72,865
5.500%, 01/01/40	80,804	84,142
5.500%, 06/01/41	970,361	1,042,843
Freddie Mac 30 Yr. Pool 2.000%, 08/01/50	373,731	325,928
2.000%, 11/01/50	687,683	601,430
2.000%, 03/01/51	3,887,590	3,388,899
2.000%, 04/01/51	2,053,184	1,796,935
2.000%, 05/01/51	1,214,982	1,062,588
2.000%, 07/01/51	4,729,104	4,144,721
2.000%, 09/01/51	1,618,370	1,411,508
2.000%, 10/01/51	4,808,185	4,191,107
2.000%, 12/01/51	5,838,130	5,084,799
2.000%, 01/01/52	16,548,308	14,480,596
2.000%, 02/01/52	1,864,944	1,626,193
2.500%, 07/01/50	487,063	441,408
2.500%, 02/01/51	4,104,325	3,740,189
2.500%, 05/01/51	13,894,459	12,616,580
2.500%, 11/01/51	12,304,125	11,169,974
2.500%, 12/01/51	6,174,573	5,597,959
2.500%, 01/01/52	33,273,353	30,144,086
3.000%, 06/01/44	7,745,631	7,402,790
3.000%, 02/01/47	639,125	606,001
3.000%, 08/01/50	5,373,275	5,064,058
3.000%, 09/01/50	2,451,217	2,325,959
3.000%, 07/01/51	482,818	456,383
3.000%, 10/01/51	668,255	626,911
3.000%, 02/01/52	354,270	334,049
3.000%, 03/01/52	10,017,880	9,420,403
3.500%, 09/01/44	18,295	18,089
3.500%, 03/01/46	2,878,625	2,828,830

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
3.500%, 09/01/46	678,686	$659,389
3.500%, 01/01/48	4,040,703	3,968,416
3.500%, 06/01/48	1,154,024	1,128,388
3.500%, 08/01/50	361,312	350,595
4.000%, 01/01/45	5,925,920	5,992,918
4.000%, 07/01/47	1,384,692	1,394,500
4.000%, 04/01/48	3,017,536	3,046,304
4.000%, 06/01/48	1,344,400	1,353,788
4.000%, 05/01/49	134,259	134,379
4.000%, 03/01/50	1,836,556	1,843,801
4.000%, 06/01/50	1,518,330	1,512,191
Freddie Mac Gold Pool 3.000%, 09/01/27	170,263	168,434
3.000%, 07/01/28	100,914	99,827
Freddie Mac Multifamily Structured Pass-Through Certificates 0.943%, 05/25/29 (a) (b)	6,277,889	270,278
0.973%, 11/25/30 (a) (b)	1,299,092	75,621
Freddie Mac STACR REMIC Trust 3.576%, SOFR30A + 2.650%, 01/25/51 (144A) (a)	1,400,000	1,130,451
3.926%, SOFR30A + 3.000%, 08/25/33 (144A) (a)	1,444,344	1,128,649
3.926%, SOFR30A + 3.000%, 12/25/50 (144A) (a)	610,000	509,938
4.276%, SOFR30A + 3.350%, 09/25/41 (144A) (a)	520,622	436,904
4.326%, SOFR30A + 3.400%, 10/25/41 (144A) (a)	3,541,000	3,028,981
4.426%, SOFR30A + 3.500%, 10/25/33 (144A) (a)	1,148,271	989,091
4.576%, SOFR30A + 3.650%, 11/25/41 (144A) (a)	2,111,699	1,806,341
5.926%, SOFR30A + 5.000%, 08/25/33 (144A) (a)	648,704	497,772
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 4.326%, SOFR30A + 3.400%, 08/25/33 (144A) (a)	1,160,000	1,006,196
4.926%, SOFR30A + 4.000%, 11/25/50 (144A) (a)	410,000	386,120
6.074%, 1M LIBOR + 4.450%, 03/25/30 (a)	682,210	676,076
FREMF Mortgage Trust
0.100%, 01/25/29 (144A) (b)	25,305,870	124,135
4.375%, 08/25/50 (144A) (a)	304,000	294,216
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	521,686	498,740
3.500%, 01/15/42	141,828	141,699
3.500%, 02/15/42	79,914	79,842
3.500%, 04/15/42	172,041	171,640
3.500%, 05/15/42	208,774	205,802
3.500%, 08/15/42	218,262	215,082
3.500%, 11/15/42	110,173	108,707
3.500%, 12/15/42	578,082	577,556
3.500%, 01/15/43	178,229	175,762
3.500%, 02/15/43	348,633	346,006
3.500%, 03/15/43	250,508	247,187
3.500%, 04/15/43	848,296	843,810
3.500%, 05/15/43	1,229,143	1,221,819
3.500%, 06/15/43	368,877	366,630
3.500%, 07/15/43	1,017,087	1,015,740
4.000%, 03/15/41	274,857	281,547
4.000%, 12/15/41	22,935	23,364
4.500%, 02/15/42	3,463,172	3,612,468
4.500%, 03/15/47	71,155	74,040
4.500%, 04/15/47	172,433	179,943
4.500%, 05/15/47	61,283	64,547

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 12/15/38	117,370	124,328
5.000%, 07/15/39	189,892	201,158
5.000%, 10/15/39	133,188	140,691
5.000%, 09/15/40	9,267	9,766
5.000%, 12/15/40	375,683	397,998
5.500%, 04/15/33	11,802	12,782
6.500%, 04/15/33	35,200	37,715
Ginnie Mae II 30 Yr. Pool
2.000%, 08/20/50	7,969,222	7,124,288
2.000%, 11/20/50	5,383,411	4,805,708
2.000%, 01/20/51	11,867,117	10,590,410
2.000%, 02/20/51	888,550	792,194
2.000%, TBA (c)	24,288,200	21,565,265
2.500%, 04/20/51	192,572	176,934
2.500%, 10/20/51	8,101,438	7,442,319
2.500%, 12/20/51	15,256,374	14,010,316
2.500%, TBA (c)	28,613,300	26,181,170
3.000%, 12/20/44	44,257	42,465
3.000%, 09/20/47	904,628	863,617
3.000%, 03/20/49	24,322	23,107
3.000%, 05/20/50	355,654	336,796
3.000%, 01/20/51 (d)	24,982,776	23,657,839
3.000%, TBA (c)	11,863,470	11,182,247
3.500%, 04/20/43	812,670	806,814
3.500%, 05/20/43	444,290	441,127
3.500%, 07/20/43	34,433	34,185
3.500%, 02/20/44	883,774	877,411
3.500%, 03/20/45	31,551	31,195
3.500%, 04/20/45	46,955	46,486
3.500%, 05/20/45	192,726	190,540
3.500%, 07/20/45	34,622	34,363
3.500%, 08/20/45	46,510	45,958
3.500%, 10/20/45	88,127	87,052
3.500%, 11/20/45	32,396	32,063
3.500%, 12/20/45	489,369	482,937
3.500%, 01/20/46	98,013	96,825
3.500%, 05/20/46	409,482	403,692
3.500%, 09/20/46	155,742	153,523
3.500%, 10/20/46	904,926	893,951
3.500%, 03/20/48	38,335	37,672
3.500%, 04/20/48	15,551	15,185
3.500%, TBA (c)	17,750,496	17,220,511
4.000%, 04/20/39	17,890	18,188
4.000%, 07/20/39	122,881	124,931
4.000%, 09/20/40	32,136	32,671
4.000%, 10/20/40	372,535	378,729
4.000%, 11/20/40	208,827	212,304
4.000%, 12/20/40	788,878	802,037
4.000%, 01/20/41	708,752	717,879
4.000%, 02/20/41	12,648	12,858
4.000%, 07/20/43	73,888	75,069
4.000%, 08/20/44	297,593	301,616
4.000%, 10/20/46	50,873	51,236
4.000%, 05/20/47	190,829	192,022
4.000%, 06/20/47	491,785	494,859

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 11/20/47	567,621	$571,165
4.000%, 12/20/47	276,145	278,219
4.000%, 05/20/50	568,753	570,898
4.000%, TBA (c)	8,232,500	8,196,322
4.500%, 12/20/39	28,680	29,560
4.500%, 01/20/40	34,864	36,446
4.500%, 02/20/40	28,635	29,933
4.500%, 05/20/40	1,817	1,900
4.500%, 09/20/48	327,044	335,930
4.500%, 03/20/49	1,201,317	1,222,485
4.500%, 04/20/49	256,517	261,891
4.500%, 05/20/49	1,007,974	1,029,803
4.500%, 04/20/50	28,723	29,322
5.000%, 10/20/33	365,403	381,048
5.000%, 10/20/39	106,068	112,685
5.000%, 07/20/42	150,406	159,926
5.000%, TBA (c)	485,000	496,973
Government National Mortgage Association 0.539%, 03/16/55 (a) (b)	1,300,408	26,513
0.602%, 09/16/55 (a) (b)	1,103,634	28,243
0.700%, 02/16/50 (a) (b)	338,933	8,800
0.821%, 12/16/57 (a) (b)	1,747,510	71,865
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (c)	13,066,000	11,880,873
2.000%, TBA (c)	36,441,000	34,012,549
2.500%, TBA (c)	7,438,800	7,103,303
Uniform Mortgage-Backed Securities 30 Yr. Pool 1.500%, TBA (c)	13,063,400	10,840,581
2.000%, TBA (c)	68,012,990	58,978,802
2.500%, TBA (c)	27,008,335	24,251,847
3.000%, TBA (c)	44,838,274	41,723,780
3.500%, TBA (c)	7,611,006	7,314,482

		914,049,379

U.S. Treasury—19.2%
U.S. Treasury Bonds
1.125%, 05/15/40	10,822,000	7,533,127
1.125%, 08/15/40	10,822,000	7,476,480
1.375%, 11/15/40	10,822,000	7,793,954
2.250%, 08/15/49	4,760,000	3,905,617
2.500%, 02/15/45 (e) (f)	20,100,000	17,047,312
2.750%, 11/15/47 (e)	20,100,000	18,006,774
2.875%, 05/15/43	3,865,000	3,524,397
2.875%, 11/15/46	3,706,000	3,378,830
3.000%, 02/15/48 (e)	23,806,000	22,429,716
3.125%, 02/15/43	3,865,000	3,672,203
3.625%, 08/15/43	3,865,000	3,966,758
3.750%, 11/15/43	3,865,000	4,043,001
4.250%, 05/15/39	1,010,000	1,153,649
4.375%, 11/15/39	1,010,000	1,166,787
4.500%, 08/15/39	1,010,000	1,187,460

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/27	67,220,270	66,183,081
U.S. Treasury Notes
0.125%, 03/31/23	10,482,000	10,278,502
0.125%, 04/30/23	10,482,000	10,246,155
0.125%, 05/31/23	10,482,000	10,222,407
0.250%, 04/15/23	27,956,000	27,393,604
0.375%, 04/30/25	41,246,000	38,279,833
0.375%, 11/30/25	12,344,000	11,274,508
0.375%, 12/31/25	12,344,000	11,249,917
0.500%, 03/15/23	27,956,000	27,521,371
0.500%, 05/31/27	15,364,000	13,568,333
0.750%, 05/31/26	12,344,000	11,294,278
1.250%, 03/31/28	5,324,000	4,809,901
1.250%, 04/30/28	5,324,000	4,802,206
1.250%, 05/31/28	5,324,000	4,795,759
1.500%, 10/31/24	41,246,000	39,849,114
1.500%, 08/15/26	10,766,000	10,110,788
1.500%, 02/15/30	5,471,000	4,914,069
1.625%, 08/15/29	2,246,000	2,044,913
1.625%, 05/15/31	1,989,000	1,777,203
1.750%, 07/15/22	27,956,000	27,961,752
1.750%, 07/31/24	14,357,000	13,996,953
1.750%, 12/31/24	41,246,000	39,973,174
2.000%, 02/15/25	9,276,000	9,037,940
2.000%, 11/15/26	15,364,000	14,689,424
2.125%, 12/31/22	7,432,000	7,416,323
2.125%, 07/31/24	7,432,000	7,301,940
2.125%, 05/15/25	8,178,000	7,977,703
2.250%, 08/15/27 (f)	22,796,000	21,895,736
2.375%, 05/15/29	5,471,000	5,241,261
2.625%, 02/15/29	5,471,000	5,326,745
2.750%, 05/31/23	7,432,000	7,422,129
2.875%, 08/15/28	2,236,000	2,208,749
2.875%, 05/15/32	1,745,500	1,725,863
3.125%, 11/15/28	4,225,000	4,233,747

		593,311,446

Total U.S. Treasury & Government Agencies (Cost $1,585,998,424)		1,507,360,825

Corporate Bonds & Notes—33.2%

Advertising—0.1%
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/27 (144A)	640,000	540,371
Interpublic Group of Cos., Inc. (The) 4.750%, 03/30/30	738,000	724,136
Lamar Media Corp. 3.750%, 02/15/28	54,000	47,938
Omnicom Group, Inc. 4.200%, 06/01/30	738,000	704,993

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Advertising—(Continued)
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.625%, 03/15/30 (144A)	42,000	$33,091
5.000%, 08/15/27 (144A)	583,000	509,396

		2,559,925

Aerospace/Defense—1.0%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,474,000	1,447,445
BAE Systems plc 3.400%, 04/15/30 (144A)	3,360,000	3,067,182
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	303,000	293,153
6.950%, 01/17/28 (144A)	205,000	198,440
General Dynamics Corp. 3.625%, 04/01/30	834,000	808,482
L3Harris Technologies, Inc. 1.800%, 01/15/31	2,595,000	2,070,884
4.400%, 06/15/28	3,389,000	3,328,373
Lockheed Martin Corp. 2.800%, 06/15/50	633,000	471,049
3.600%, 03/01/35	1,732,000	1,602,256
3.800%, 03/01/45	280,000	247,308
3.900%, 06/15/32	65,000	64,142
4.070%, 12/15/42	514,000	477,222
4.090%, 09/15/52	287,000	267,193
Northrop Grumman Corp. 3.250%, 01/15/28	3,173,000	3,016,005
4.030%, 10/15/47	1,022,000	907,495
5.250%, 05/01/50	1,371,000	1,451,430
Raytheon Technologies Corp. 2.375%, 03/15/32	1,119,000	946,951
2.820%, 09/01/51	1,750,000	1,252,356
3.030%, 03/15/52	1,766,000	1,315,053
3.150%, 12/15/24	775,000	765,396
4.125%, 11/16/28	3,031,000	2,991,206
4.200%, 12/15/44	425,000	368,362
4.500%, 06/01/42	108,000	102,989
7.000%, 11/01/28	1,810,000	2,044,373
7.200%, 08/15/27	525,000	587,703

		30,092,448

Agriculture—0.2%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	2,110,000	1,937,276
3.400%, 02/04/41	829,000	548,749
3.700%, 02/04/51	178,000	113,769
5.800%, 02/14/39	1,659,000	1,507,666
BAT Capital Corp. 4.906%, 04/02/30	426,000	395,659
Philip Morris International, Inc. 1.450%, 08/01/39 (EUR)	2,000,000	1,185,483
Reynolds American, Inc. 5.850%, 08/15/45	1,045,000	876,852

		6,565,454

Airlines—0.6%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	495,763	450,600
3.700%, 01/15/26 (144A)	6,574	6,150
Allegiant Travel Co. 8.500%, 02/05/24 (144A)	892,000	880,850
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,596,632	1,447,032
3.150%, 02/15/32	1,074,345	949,640
3.200%, 06/15/28	408,100	373,013
3.575%, 01/15/28	132,863	123,321
3.600%, 09/22/27	231,915	214,733
3.650%, 02/15/29	305,273	284,494
3.850%, 02/15/28	668,647	563,941
4.400%, 09/22/23	1,376,658	1,312,226
4.950%, 02/15/25	263,553	243,948
5.250%, 01/15/24	765,060	729,505
Avianca Midco 2 Ltd 9.000%, 12/01/28 (144A)	526,316	443,421
Azul Investments LLP 5.875%, 10/26/24 (144A)	455,000	345,079
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,258,000	2,182,592
Gol Finance S.A. 7.000%, 01/31/25 (144A)	800,000	498,882
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	796,076	648,411
United Airlines Pass-Through Trust 2.700%, 05/01/32	527,830	450,042
2.875%, 10/07/28	406,211	370,415
3.100%, 07/07/28	127,346	116,284
3.450%, 12/01/27	163,273	151,980
3.500%, 05/01/28	605,577	523,345
3.500%, 03/01/30	225,152	205,576
3.650%, 10/07/25	52,240	47,591
4.000%, 04/11/26	184,662	173,787
4.150%, 08/25/31	208,639	195,965
4.625%, 09/03/22	80,332	80,351
4.875%, 01/15/26	527,050	500,492
5.875%, 10/15/27	2,976,648	2,924,526

		17,438,192

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	42,000	39,329

Auto Manufacturers—0.7%
Ford Motor Co. 3.250%, 02/12/32	397,000	296,916
General Motors Co. 4.000%, 04/01/25	514,000	507,132
5.400%, 10/02/23	338,000	343,049
General Motors Financial Co., Inc.
2.400%, 10/15/28	1,163,000	965,896
2.700%, 06/10/31	75,000	59,093
2.750%, 06/20/25	1,117,000	1,048,029

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc.
3.100%, 01/12/32	4,698,000	$3,776,030
3.700%, 05/09/23	3,188,000	3,186,865
4.000%, 01/15/25	2,190,000	2,158,441
4.350%, 04/09/25	1,754,000	1,732,377
5.100%, 01/17/24	1,344,000	1,357,366
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,220,071
Nissan Motor Co., Ltd. 4.810%, 09/17/30 (144A)	5,041,000	4,478,077

		21,129,342

Auto Parts & Equipment—0.0%
Aptiv plc 3.100%, 12/01/51	176,000	113,508
Dana, Inc. 4.250%, 09/01/30	143,000	110,997
Metalsa S A P I De C.V. 3.750%, 05/04/31	209,000	147,577
Nemak S.A.B. de C.V. 3.625%, 06/28/31	209,000	145,882

		517,964

Banks—9.3%
Banco Davivienda S.A. 6.650%, 10Y H15 + 5.097%, 04/22/31 (144A) (a)	200,000	159,858
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (i)	200,000	30,391
Banco GNB Sudameris S.A. 7.500%, 5Y H15 + 6.660%, 04/16/31 (144A) (a)	150,000	127,840
Banco Mercantil del Norte S.A. 5.875%, 5Y H15 + 4.643%, 01/24/27 (144A) (a)	300,000	248,250
5.875%, 5Y H15 + 4.643%, 01/24/27 (a)	215,000	177,913
6.625%, 10Y H15 + 5.034%, 01/24/32 (144A) (a)	270,000	220,590
6.625%, 10Y H15 + 5.034%, 01/24/32 (a)	215,000	175,870
6.750%, 5Y H15 + 4.967%, 09/27/24 (a)	215,000	202,317
Banco Santander S.A. 1.849%, 03/25/26	1,600,000	1,437,958
2.706%, 06/27/24 (j)	1,400,000	1,358,541
Banco Votorantim S.A. 4.000%, 09/24/22 (144A)	276,000	275,589
Bank of America Corp.
1.197%, SOFR + 1.010%, 10/24/26 (a)	1,121,000	1,003,081
1.319%, SOFR + 1.150%, 06/19/26 (a)	3,768,000	3,425,263
1.734%, SOFR + 0.960%, 07/22/27 (a)	6,508,000	5,784,935
1.922%, SOFR + 1.370%, 10/24/31 (a)	1,613,000	1,288,446
2.299%, SOFR + 1.220%, 07/21/32 (a)	2,800,000	2,262,670
2.456%, 3M LIBOR + 0.870%, 10/22/25 (a)	11,120,000	10,591,844
2.551%, SOFR + 1.050%, 02/04/28 (a)	1,113,000	1,012,238
2.572%, SOFR + 1.210%, 10/20/32 (a)	2,269,000	1,871,498
2.592%, SOFR + 2.150%, 04/29/31 (a)	650,000	551,293
2.816%, 3M LIBOR + 0.930%, 07/21/23 (a)	515,000	514,837
2.884%, 3M LIBOR + 1.190%, 10/22/30 (a)	579,000	505,615
2.972%, SOFR + 1.330%, 02/04/33 (a)	5,660,000	4,821,886

Banks—(Continued)
Bank of America Corp.
2.972%, SOFR + 1.560%, 07/21/52 (a)	353,000	250,621
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	1,420,000	1,415,345
3.194%, 3M LIBOR + 1.180%, 07/23/30 (a)	2,381,000	2,134,457
3.384%, SOFR + 1.330%, 04/02/26 (a)	3,157,000	3,060,094
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	3,369,000	3,358,179
3.559%, 3M LIBOR + 1.060%, 04/23/27 (a)	3,494,000	3,344,672
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	4,306,000	4,104,698
3.824%, 3M LIBOR + 1.575%, 01/20/28 (a)	1,466,000	1,405,720
3.974%, 3M LIBOR + 1.210%, 02/07/30 (a)	1,307,000	1,234,570
4.271%, 3M LIBOR + 1.310%, 07/23/29 (a)	3,058,000	2,938,166
4.376%, SOFR + 1.580%, 04/27/28 (a)	3,440,000	3,386,579
4.571%, SOFR + 1.830%, 04/27/33 (a)	5,335,000	5,192,081
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,765,000	1,549,725
Bank of New York Mellon Corp. (The) 3.700%, 5Y H15 + 3.352%, 03/20/26 (a)	255,000	225,641
4.625%, 3M LIBOR + 3.131%, 09/20/26 (a)	1,770,000	1,539,900
Barclays plc 3.811%, 1Y H15 + 1.700%, 03/10/42 (a)	359,000	272,171
BNP Paribas S.A. 2.591%, SOFR + 1.228%, 01/20/28 (144A) (a)	1,827,000	1,643,360
BPCE S.A. 2.700%, 10/01/29 (144A) (j)	649,000	565,096
Citigroup, Inc. 0.776%, SOFR + 0.686%, 10/30/24 (a)	1,025,000	977,129
2.014%, SOFR + 0.694%, 01/25/26 (a)	3,903,000	3,656,358
2.976%, SOFR + 1.422%, 11/05/30 (a)	6,582,000	5,744,836
3.057%, SOFR + 1.351%, 01/25/33 (a) (j)	678,000	574,710
3.070%, SOFR + 1.280%, 02/24/28 (a)	5,504,000	5,106,011
3.290%, SOFR + 1.528%, 03/17/26 (a)	5,457,000	5,275,769
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	3,224,000	3,043,643
3.875%, 5Y H15 + 3.417%, 02/18/26 (a)	2,981,000	2,474,230
4.000%, 5Y H15 + 3.597%, 12/10/25 (a)	534,000	461,910
4.910%, SOFR + 2.086%, 05/24/33 (a)	460,000	453,894
Citizens Financial Group, Inc. 3.250%, 04/30/30	680,000	603,406
Credit Suisse AG 1.250%, 08/07/26	1,463,000	1,278,839
3.625%, 09/09/24	1,166,000	1,144,898
Credit Suisse Group AG 3.800%, 06/09/23 (j)	955,000	945,933
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,397,000	1,398,117
Danske Bank A/S 1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (a)	610,000	601,862
1.549%, 1Y H15 + 0.730%, 09/10/27 (144A) (a)	419,000	366,934
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (a)	544,000	486,860
5.375%, 01/12/24 (144A)	2,078,000	2,096,394
Deutsche Bank AG 1.447%, SOFR + 1.131%, 04/01/25 (a)	1,650,000	1,541,853
1.686%, 03/19/26	3,825,000	3,429,992
Discover Bank 3.450%, 07/27/26	621,000	586,695
Emirates NBD Bank PJSC 6.125%, 6Y CMS + 3.656%, 03/20/25 (a)	477,000	476,036

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Freedom Mortgage Corp. 8.125%, 11/15/24 (144A) (j)	734,000	$633,192
8.250%, 04/15/25 (144A)	642,000	540,362
Goldman Sachs Group, Inc. (The) 0.657%, SOFR + 0.505%, 09/10/24 (a)	4,073,000	3,896,868
0.855%, SOFR + 0.609%, 02/12/26 (a)	1,751,000	1,592,983
1.431%, SOFR + 0.798%, 03/09/27 (a)	3,151,000	2,793,084
1.757%, SOFR + 0.730%, 01/24/25 (a)	1,611,000	1,548,670
2.581%, 3M LIBOR + 1.170%, 05/15/26 (a)	1,602,000	1,563,556
2.615%, SOFR + 1.281%, 04/22/32 (a)	1,323,000	1,098,401
2.640%, SOFR + 1.114%, 02/24/28 (a)	5,324,000	4,831,939
2.650%, SOFR + 1.264%, 10/21/32 (a) (j)	1,490,000	1,227,815
3.102%, SOFR + 1.410%, 02/24/33 (a)	6,514,000	5,563,452
3.272%, 3M LIBOR + 1.201%, 09/29/25 (a)	502,000	487,728
3.500%, 04/01/25	16,903,000	16,569,236
3.500%, 11/16/26	2,975,000	2,854,234
3.615%, SOFR + 1.846%, 03/15/28 (a) (j)	5,829,000	5,516,686
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	685,000	649,573
3.750%, 05/22/25	826,000	816,097
3.750%, 02/25/26	1,568,000	1,537,028
3.850%, 01/26/27	583,000	563,586
Grupo Aval, Ltd. 4.375%, 02/04/30 (144A)	1,055,000	785,975
4.750%, 09/26/22	204,000	203,186
HSBC Holdings plc 2.206%, SOFR + 1.285%, 08/17/29 (a)	1,186,000	996,149
2.251%, SOFR + 1.100%, 11/22/27 (a)	2,063,000	1,838,064
2.804%, SOFR + 1.187%, 05/24/32 (a)	333,000	273,453
4.583%, 3M LIBOR + 1.535%, 06/19/29 (a)	2,053,000	1,978,931
ING Groep NV 4.100%, 10/02/23	754,000	756,009
4.625%, 01/06/26 (144A)	915,000	912,930
JPMorgan Chase & Co. 0.653%, 3M TSFR + 0.600%, 09/16/24 (a)	375,000	359,391
1.578%, SOFR + 0.885%, 04/22/27 (a)	1,300,000	1,156,891
2.005%, 3M TSFR + 1.585%, 03/13/26 (a)	3,385,000	3,169,859
2.083%, SOFR + 1.850%, 04/22/26 (a)	2,995,000	2,800,543
2.301%, SOFR + 1.160%, 10/15/25 (a)	4,906,000	4,671,512
2.947%, SOFR + 1.170%, 02/24/28 (a)	1,765,000	1,635,256
2.963%, SOFR + 1.260%, 01/25/33 (a)	2,121,000	1,820,583
3.200%, 06/15/26	60,000	57,888
3.509%, 3M LIBOR + 0.945%, 01/23/29 (a)	564,000	527,539
3.540%, 3M LIBOR + 1.380%, 05/01/28 (a)	6,521,000	6,182,576
3.702%, 3M LIBOR + 1.160%, 05/06/30 (a)	652,000	606,503
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a)	1,510,000	1,450,002
3.960%, 3M LIBOR + 1.245%, 01/29/27 (a)	3,085,000	3,009,881
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	405,000	343,155
4.005%, 3M LIBOR + 1.120%, 04/23/29 (a)	2,500,000	2,396,171
4.023%, 3M LIBOR + 1.000%, 12/05/24 (a)	1,580,000	1,574,583
4.032%, 3M LIBOR + 1.460%, 07/24/48 (a)	1,796,000	1,538,924
4.080%, SOFR + 1.320%, 04/26/26 (a)	6,255,000	6,176,981
4.260%, 3M LIBOR + 1.580%, 02/22/48 (a)	330,000	294,260
4.452%, 3M LIBOR + 1.330%, 12/05/29 (a)	389,000	378,850
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	1,229,000	1,092,220
3.574%, 3M LIBOR + 1.205%, 11/07/28 (a)	846,000	791,576
3.750%, 01/11/27	579,000	558,966

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc. 0.848%, 1Y H15 + 0.680%, 09/15/24 (a)	1,419,000	1,366,081
3.455%, 03/02/23	665,000	665,920
Mizuho Financial Group, Inc. 2.201%, SOFR + 1.772%, 07/10/31 (a)	851,000	690,475
Morgan Stanley 0.731%, SOFR + 0.616%, 04/05/24 (a)	1,112,000	1,084,057
1.512%, SOFR + 0.858%, 07/20/27 (a)	1,560,000	1,368,167
1.593%, SOFR + 0.879%, 05/04/27 (a)	3,437,000	3,050,885
1.794%, SOFR + 1.034%, 02/13/32 (a)	695,000	546,685
1.928%, SOFR + 1.020%, 04/28/32 (a)	342,000	271,195
2.188%, SOFR + 1.990%, 04/28/26 (a)	528,000	494,289
2.239%, SOFR + 1.178%, 07/21/32 (a)	2,455,000	1,988,802
2.511%, SOFR + 1.200%, 10/20/32 (a)	451,000	372,641
2.699%, SOFR + 1.143%, 01/22/31 (a)	6,493,000	5,623,717
2.943%, SOFR + 1.290%, 01/21/33 (a)	1,689,000	1,447,563
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	2,505,000	2,371,424
3.620%, SOFR + 1.160%, 04/17/25 (a)	4,335,000	4,279,495
3.622%, SOFR + 3.120%, 04/01/31 (a)	410,000	376,603
3.625%, 01/20/27	3,448,000	3,339,591
3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)	6,765,000	6,741,447
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	1,405,000	1,333,127
3.875%, 01/27/26	388,000	382,123
4.000%, 07/23/25 (j)	259,000	258,782
4.210%, SOFR + 1.610%, 04/20/28 (a)	1,370,000	1,339,389
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	9,249,000	8,986,549
NBK Tier 1, Ltd. 3.625%, 6Y CMS + 2.875%, 08/24/26 (144A) (a)	637,000	572,612
Standard Chartered plc 2.608%, 1Y H15 + 1.180%, 01/12/28 (144A) (a)	3,039,000	2,714,291
State Street Corp. 5.426%, 3M LIBOR + 3.597%, 09/15/22 (a)	280,000	272,899
5.625%, 3M LIBOR + 2.539%, 12/15/23 (a) (j)	2,815,000	2,533,540
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/25	200,000	183,678
2.348%, 01/15/25	2,905,000	2,778,168
2.696%, 07/16/24	1,916,000	1,863,229
UBS Group AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	759,000	758,734
Wells Fargo & Co. 2.879%, SOFR + 1.432%, 10/30/30 (a)	145,000	127,509
3.908%, SOFR + 1.320%, 04/25/26 (a)	2,796,000	2,749,825
4.611%, SOFR + 2.130%, 04/25/53 (a) (j)	980,000	906,800

		286,859,696

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	5,022,000	4,811,212
Anheuser-Busch InBev Finance, Inc. 4.000%, 01/17/43	717,000	592,857
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 04/13/28 (j)	4,844,000	4,781,846
4.600%, 04/15/48	742,000	666,162
4.750%, 01/23/29	792,000	805,752

		11,657,829

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.2%
Amgen, Inc. 2.450%, 02/21/30	452,000	$394,128
3.000%, 01/15/52	176,000	124,800
4.200%, 02/22/52	372,000	326,381
4.400%, 05/01/45	1,565,000	1,411,296
Biogen, Inc. 2.250%, 05/01/30 (j)	1,791,000	1,467,925
3.150%, 05/01/50	821,000	563,070
Gilead Sciences, Inc. 2.800%, 10/01/50	583,000	406,840
4.150%, 03/01/47	790,000	693,583
4.500%, 02/01/45	420,000	386,653
4.800%, 04/01/44	1,258,000	1,217,073

		6,991,749

Building Materials—0.0%
Carrier Global Corp. 2.242%, 02/15/25	132,000	125,430
Johnson Controls International plc 5.125%, 09/14/45	11,000	10,629
Masonite International Corp. 5.375%, 02/01/28 (144A)	219,000	198,195
Standard Industries, Inc. 4.750%, 01/15/28 (144A)	90,000	76,950
5.000%, 02/15/27 (144A) (j)	215,000	191,900

		603,104

Chemicals—0.3%
Braskem Idesa SAPI 6.990%, 02/20/32 (144A)	385,000	297,197
Braskem Netherlands Finance B.V. 8.500%, 5Y H15 + 8.220%, 01/23/81 (144A) (a) (j)	491,000	490,865
DuPont de Nemours, Inc. 4.493%, 11/15/25	2,562,000	2,579,442
Ecolab, Inc. 2.750%, 08/18/55 (j)	1,494,000	1,040,487
LYB International Finance III LLC 4.200%, 05/01/50	813,000	660,581
SASOL Financing USA LLC 4.375%, 09/18/26	800,000	705,184
5.500%, 03/18/31	465,000	357,817
5.875%, 03/27/24	289,000	282,642
6.500%, 09/27/28	207,000	187,439
Sherwin-Williams Co. (The) 2.300%, 05/15/30	1,400,000	1,181,455
Westlake Corp. 3.375%, 08/15/61	916,000	616,755

		8,399,864

Commercial Services—0.6%
AMN Healthcare, Inc. 4.625%, 10/01/27 (144A)	350,000	320,870
Atento Luxco 1 S.A. 8.000%, 02/10/26 (144A)	347,000	245,066

Commercial Services—(Continued)
Global Payments, Inc. 1.200%, 03/01/26 (j)	3,897,000	3,432,977
2.150%, 01/15/27	327,000	290,233
2.900%, 05/15/30 (j)	831,000	701,185
3.200%, 08/15/29	3,085,000	2,695,930
4.800%, 04/01/26	2,735,000	2,734,882
GXO Logistics, Inc. 1.650%, 07/15/26	160,000	139,611
2.650%, 07/15/31	819,000	646,120
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	553,000	504,834
Moody’s Corp.
3.100%, 11/29/61	831,000	569,806
3.250%, 01/15/28	399,000	377,667
3.750%, 02/25/52 (j)	126,000	102,804
Movida Europe S.A. 5.250%, 02/08/31	200,000	154,950
RELX Capital, Inc. 3.000%, 05/22/30	2,389,000	2,147,086
3.500%, 03/16/23	355,000	354,515
4.000%, 03/18/29	2,546,000	2,466,471
4.750%, 05/20/32	165,000	167,583
S&P Global, Inc. 3.900%, 03/01/62 (144A)	48,000	40,758
4.750%, 08/01/28 (144A)	1,737,000	1,764,821

		19,858,169

Computers—0.4%
Apple, Inc. 2.375%, 02/08/41	385,000	294,490
2.550%, 08/20/60 (j)	1,221,000	836,169
2.800%, 02/08/61	1,783,000	1,279,834
3.850%, 05/04/43	1,138,000	1,046,648
Dell International LLC / EMC Corp. 3.450%, 12/15/51 (144A) (j)	918,000	621,101
4.900%, 10/01/26	1,374,000	1,374,494
8.350%, 07/15/46	91,000	113,324
HP, Inc. 2.650%, 06/17/31	466,000	374,337
6.000%, 09/15/41	243,000	245,425
International Business Machines Corp. 3.430%, 02/09/52	581,000	446,976
4.250%, 05/15/49	1,050,000	927,890
Leidos, Inc. 2.300%, 02/15/31	1,565,000	1,246,760
4.375%, 05/15/30	2,712,000	2,508,519
Western Digital Corp. 2.850%, 02/01/29	745,000	606,575

		11,922,542

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	438,000	416,499

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—0.5%
American Express Co. 2.550%, 03/04/27	675,000	$628,945
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A)	1,018,000	951,830
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (a)	1,151,000	1,018,584
3.900%, 01/29/24 (j)	874,000	872,569
5.268%, SOFR + 2.370%, 05/10/33 (a)	1,188,000	1,166,564
Charles Schwab Corp. (The) 4.000%, 10Y H15 + 3.079%, 12/01/30 (a)	2,100,000	1,616,475
Discover Financial Services 4.500%, 01/30/26 (j)	62,000	60,749
Intercontinental Exchange, Inc. 1.850%, 09/15/32	1,362,000	1,063,760
3.750%, 09/21/28	610,000	581,944
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/30 (144A)	531,000	396,938
5.500%, 08/15/28 (144A)	590,000	473,262
5.750%, 11/15/31 (144A)	251,000	192,191
6.000%, 01/15/27 (144A)	128,000	111,032
Navient Corp. 5.875%, 10/25/24	223,000	204,980
6.750%, 06/25/25	236,000	212,929
6.750%, 06/15/26 (j)	233,000	206,205
Nomura Holdings, Inc. 2.608%, 07/14/31	2,722,000	2,170,968
5.099%, 07/03/25	735,000	738,193
Operadora de Servicios Mega S.A. de C.V. Sofom ER 8.250%, 02/11/25 (144A) (j)	892,000	578,685
ORIX Corp. 2.900%, 07/18/22	22,000	22,000
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	564,000	443,484
Synchrony Financial 3.700%, 08/04/26	396,000	366,653
4.500%, 07/23/25	24,000	23,350
United Wholesale Mortgage LLC 5.500%, 11/15/25 (144A)	1,640,000	1,404,808

		15,507,098

Electric—2.7%
AEP Texas, Inc. 3.450%, 01/15/50	480,000	374,402
3.450%, 05/15/51	982,000	753,156
3.950%, 06/01/28	1,018,000	981,763
AEP Transmission Co. LLC 3.150%, 09/15/49	730,000	553,886
3.650%, 04/01/50	1,032,000	852,032
3.800%, 06/15/49	840,000	715,091
4.500%, 06/15/52	437,000	418,466
Alabama Power Co. 3.125%, 07/15/51 (j)	315,000	235,754
3.450%, 10/01/49	637,000	503,946
3.750%, 03/01/45	554,000	456,904
4.150%, 08/15/44	10,000	8,819
6.000%, 03/01/39	34,000	37,585

Electric—(Continued)
Ameren Illinois Co. 3.250%, 03/15/50	775,000	604,478
3.800%, 05/15/28	800,000	785,261
American Transmission Systems, Inc. 2.650%, 01/15/32 (144A)	1,120,000	948,584
Baltimore Gas & Electric Co. 3.200%, 09/15/49	625,000	484,132
3.500%, 08/15/46	980,000	803,075
3.750%, 08/15/47	699,000	596,311
4.550%, 06/01/52	305,000	295,536
Calpine Corp. 4.500%, 02/15/28 (144A)	3,173,000	2,880,695
CenterPoint Energy Houston Electric LLC 2.350%, 04/01/31	1,250,000	1,086,826
3.350%, 04/01/51	530,000	430,518
3.600%, 03/01/52	352,000	301,572
3.950%, 03/01/48	406,000	367,140
Commonwealth Edison Co. 3.125%, 03/15/51	775,000	594,769
3.850%, 03/15/52	215,000	189,378
4.000%, 03/01/48	694,000	623,848
Consumers Energy Co. 2.650%, 08/15/52	97,000	67,915
3.100%, 08/15/50	445,000	341,075
3.500%, 08/01/51	615,000	511,399
3.750%, 02/15/50	1,357,000	1,177,809
3.950%, 07/15/47	337,000	300,710
DTE Electric Co. 3.950%, 03/01/49	355,000	318,199
4.050%, 05/15/48	1,373,000	1,252,178
Duke Energy Carolinas LLC 3.450%, 04/15/51 (j)	1,481,000	1,204,208
3.550%, 03/15/52	309,000	256,668
3.950%, 11/15/28 (j)	321,000	316,351
3.950%, 03/15/48	9,000	7,921
Duke Energy Florida LLC 1.750%, 06/15/30	456,000	378,181
2.500%, 12/01/29	3,592,000	3,191,708
3.800%, 07/15/28	328,000	320,511
Duke Energy Progress LLC 2.500%, 08/15/50	640,000	437,052
3.450%, 03/15/29	1,992,000	1,894,554
Edison International 2.400%, 09/15/22	1,991,000	1,986,885
3.125%, 11/15/22	9,000	8,985
4.950%, 04/15/25	608,000	609,526
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	323,000	251,873
4.375%, 02/15/31 (144A)	253,000	193,545
Entergy Louisiana LLC 4.200%, 09/01/48	1,310,000	1,201,999
Eskom Holdings SOC, Ltd. 7.125%, 02/11/25	370,000	311,103

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Exelon Corp. 2.750%, 03/15/27 (144A)	317,000	$296,327
4.100%, 03/15/52 (144A)	107,000	92,242
4.700%, 04/15/50	731,000	684,946
5.100%, 06/15/45	166,000	163,121
FirstEnergy Corp. 2.050%, 03/01/25	272,000	249,560
2.250%, 09/01/30	849,000	672,833
2.650%, 03/01/30 (j)	972,000	801,900
3.400%, 03/01/50	850,000	576,215
4.400%, 07/15/27	1,223,000	1,153,570
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A) (j)	3,191,000	3,140,860
4.550%, 04/01/49 (144A)	2,814,000	2,264,211
Florida Power & Light Co. 2.875%, 12/04/51	576,000	428,302
3.150%, 10/01/49	1,708,000	1,356,572
3.700%, 12/01/47	410,000	360,317
3.950%, 03/01/48	1,403,000	1,284,150
Generacion Mediterranea S.A./Central Termica Roca S.A. 9.625%, 12/01/27 (144A)	1,022,591	808,017
Genneia S.A. 8.750%, 09/02/27 (144A)	169,340	161,818
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	240,000	234,158
MidAmerican Energy Co. 2.700%, 08/01/52	281,000	201,676
3.100%, 05/01/27	70,000	67,568
3.150%, 04/15/50	680,000	532,291
3.650%, 04/15/29	2,047,000	1,988,655
4.250%, 07/15/49	687,000	637,153
Northern States Power Co. 2.250%, 04/01/31	10,000	8,742
2.600%, 06/01/51	536,000	377,316
2.900%, 03/01/50	356,000	267,592
4.000%, 08/15/45	471,000	415,235
NPC Ukrenergo 6.875%, 11/09/26 (144A)	257,000	63,978
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	1,791,000	1,537,813
4.450%, 06/15/29 (144A)	1,196,000	1,071,260
5.250%, 06/15/29 (144A)	320,000	285,600
5.750%, 01/15/28	357,000	324,488
NSTAR Electric Co. 3.950%, 04/01/30	442,000	432,450
Ohio Power Co. 1.625%, 01/15/31	1,525,000	1,226,452
2.900%, 10/01/51 (j)	383,000	273,836
4.000%, 06/01/49	386,000	332,077
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	937,000	724,881
3.700%, 11/15/28	1,155,000	1,123,809
3.800%, 06/01/49	243,000	213,208
4.150%, 06/01/32 (144A)	535,000	535,891
5.750%, 03/15/29	10,000	10,802

Electric—(Continued)
Pacific Gas & Electric Co. 2.500%, 02/01/31	125,000	95,616
4.950%, 07/01/50	947,000	755,622
PECO Energy Co. 3.050%, 03/15/51	1,079,000	824,236
Public Service Electric & Gas Co 3.000%, 03/01/51	394,000	298,391
3.650%, 09/01/28	1,343,000	1,308,037
Southern California Edison Co. 2.250%, 06/01/30	1,858,000	1,559,858
2.500%, 06/01/31	777,000	652,021
3.700%, 08/01/25	968,000	952,133
4.200%, 03/01/29	324,000	311,770
Southwestern Public Service Co. 3.150%, 05/01/50	1,333,000	1,017,618
Talen Energy Supply LLC 6.625%, 01/15/28 (144A) (i)	688,000	666,171
7.250%, 05/15/27 (144A) (i)	325,000	320,011
Tampa Electric Co. 4.450%, 06/15/49	828,000	765,367
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,450,000	3,393,044
Virginia Electric & Power Co. 3.500%, 03/15/27	703,000	686,409
4.000%, 01/15/43	1,226,000	1,072,531
Vistra Corp. 7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (a)	420,000	381,150
Vistra Operations Co. LLC 4.300%, 07/15/29 (144A)	2,473,000	2,239,612
4.875%, 05/13/24 (144A) (j)	253,000	251,697
5.000%, 07/31/27 (144A)	561,000	510,011
5.125%, 05/13/25 (144A)	4,455,000	4,411,141
5.500%, 09/01/26 (144A)	435,000	410,786
5.625%, 02/15/27 (144A)	563,000	529,366

		84,218,772

Electronics—0.1%
Agilent Technologies, Inc. 2.100%, 06/04/30	1,723,000	1,403,667
2.300%, 03/12/31	428,000	348,674
3.050%, 09/22/26	680,000	649,166

		2,401,507

Energy-Alternate Sources—0.0%
Continuum Energy Levanter Pte, Ltd. 4.500%, 02/09/27 (144A)	369,844	291,792
SCC Power plc 4.000%, 05/17/32 (144A) (k)	643,403	64,340
8.000%, 12/31/28 (144A) (k)	1,187,819	510,762

		866,894

Engineering & Construction—0.0%
HTA Group, Ltd. 7.000%, 12/18/25 (144A)	410,000	350,058

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
IHS Holding, Ltd. 5.625%, 11/29/26 (144A)	330,000	$270,283
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	318,000	250,770

		871,111

Entertainment—0.2%
Affinity Gaming 6.875%, 12/15/27 (144A) (j)	353,000	296,534
Caesars Entertainment, Inc. 4.625%, 10/15/29 (144A) (j)	210,000	163,275
8.125%, 07/01/27 (144A) (j)	761,000	735,316
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A)	460,000	439,903
CDI Escrow Issuer, Inc. 5.750%, 04/01/30 (144A) (j)	305,000	277,550
Cedar Fair L.P. 5.250%, 07/15/29	451,000	397,727
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.375%, 04/15/27 (j)	451,000	427,404
Churchill Downs, Inc. 4.750%, 01/15/28 (144A) (j)	272,000	242,080
5.500%, 04/01/27 (144A)	537,000	510,150
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	609,000	496,335
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	931,000	733,256
7.750%, 04/15/25 (144A)	1,027,000	999,538

		5,719,068

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	142,000	129,930
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	265,000	215,636
Republic Services, Inc. 2.375%, 03/15/33	245,000	200,204
3.950%, 05/15/28	584,000	572,515
Waste Management, Inc. 1.150%, 03/15/28 (j)	1,795,000	1,529,718
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	227,000	201,644

		2,849,647

Food—0.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC 4.875%, 02/15/30 (144A)	90,000	77,206
5.875%, 02/15/28 (144A)	557,000	520,589
BRF GmbH 4.350%, 09/29/26 (144A)	580,000	522,000
BRF S.A. 5.750%, 09/21/50 (144A) (j)	450,000	299,434

Food—(Continued)
Frigorifico Concepcion S.A. 7.700%, 07/21/28 (144A)	220,000	172,920
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	490,000	453,615
Post Holdings, Inc. 5.500%, 12/15/29 (144A)	349,000	311,999
5.625%, 01/15/28 (144A)	443,000	420,496

		2,778,259

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (j)	496,000	449,480

Forest Products & Paper—0.0%
International Paper Co. 4.800%, 06/15/44	261,000	244,992
6.000%, 11/15/41	367,000	380,960
Suzano Austria GmbH 3.125%, 01/15/32	400,000	301,136
3.750%, 01/15/31 (j)	135,000	109,012
5.750%, 07/14/26 (144A)	200,000	202,200

		1,238,300

Gas—0.1%
Atmos Energy Corp. 4.125%, 03/15/49	368,000	333,214
CenterPoint Energy Resources Corp. 1.750%, 10/01/30	2,530,000	2,054,832
ONE Gas, Inc. 2.000%, 05/15/30	370,000	308,393
Piedmont Natural Gas Co., Inc. 2.500%, 03/15/31	810,000	682,613
Promigas S.A. ESP / Gases del Pacifico SAC 3.750%, 10/16/29	266,000	214,494
3.750%, 10/16/29 (144A)	407,000	328,193
Rockpoint Gas Storage Canada, Ltd. 7.000%, 03/31/23 (144A) (j)	179,000	175,867

		4,097,606

Healthcare-Products—0.1%
Boston Scientific Corp. 2.650%, 06/01/30	1,187,000	1,035,734
Medline Borrower L.P. 3.875%, 04/01/29 (144A)	3,719,000	3,167,510

		4,203,244

Healthcare-Services—0.9%
Aetna, Inc. 4.500%, 05/15/42	639,000	571,256
Centene Corp. 2.450%, 07/15/28	1,230,000	1,025,869
2.625%, 08/01/31	836,000	665,038
Charles River Laboratories International, Inc. 4.250%, 05/01/28 (144A)	135,000	121,272

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc. 2.375%, 07/15/31	3,612,000	$2,816,331
3.500%, 09/01/30 (j)	1,825,000	1,552,546
3.500%, 07/15/51	353,000	241,076
3.625%, 03/15/32 (144A)	4,808,000	4,056,040
4.625%, 03/15/52 (144A)	2,195,000	1,756,136
5.250%, 04/15/25	5,229,000	5,237,135
5.250%, 06/15/26	1,156,000	1,150,129
5.375%, 02/01/25	807,000	802,771
5.875%, 02/01/29	68,000	68,052
Humana, Inc. 4.875%, 04/01/30	713,000	720,020
Select Medical Corp. 6.250%, 08/15/26 (144A)	2,969,000	2,771,443
Tenet Healthcare Corp. 4.250%, 06/01/29 (144A)	857,000	721,774
4.375%, 01/15/30 (144A)	1,496,000	1,265,661
4.625%, 06/15/28 (144A)	92,000	80,112
4.875%, 01/01/26 (144A)	885,000	814,200
5.125%, 11/01/27 (144A)	135,000	121,500
UnitedHealth Group, Inc. 3.250%, 05/15/51	358,000	280,905
4.250%, 06/15/48	348,000	324,474
4.450%, 12/15/48	351,000	336,867
4.625%, 07/15/35	386,000	391,718
4.625%, 11/15/41	807,000	794,105
4.750%, 07/15/45	424,000	426,401

		29,112,831

Home Builders—0.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.625%, 08/01/29 (144A)	202,000	151,500
4.625%, 04/01/30 (144A)	496,000	364,238
6.625%, 01/15/28 (144A)	1,207,000	1,025,950
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	815,670
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 5.000%, 06/15/29 (144A)	265,000	200,359
6.250%, 09/15/27 (144A)	533,000	441,828
Forestar Group, Inc. 3.850%, 05/15/26 (144A)	242,000	198,870
5.000%, 03/01/28 (144A)	659,000	538,224
Homes By West Bay LLC 9.500%, 04/30/27 (g) (h)	1,259,000	1,188,244
M/I Homes, Inc. 4.950%, 02/01/28	1,010,000	858,545
Mattamy Group Corp. 4.625%, 03/01/30 (144A)	662,000	483,799
5.250%, 12/15/27 (144A)	604,000	493,240
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A) (j)	215,000	175,762
Tri Pointe Homes, Inc. 5.700%, 06/15/28	60,000	51,779

		6,988,008

Insurance—0.3%
Ambac Assurance Corp. 5.100%, (144A) (l)	162,922	148,259
American International Group, Inc. 4.750%, 04/01/48	651,000	608,868
Aon Corp. 2.800%, 05/15/30	1,253,000	1,095,286
3.750%, 05/02/29	2,463,000	2,326,316
3.900%, 02/28/52	157,000	128,411
4.500%, 12/15/28	1,072,000	1,061,369
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52	471,000	403,202
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	287,621
Marsh & McLennan Cos., Inc. 2.250%, 11/15/30	1,712,000	1,444,573
Sitka Holdings LLC 6.750%, 3M LIBOR + 4.500%, 07/06/26 (144A) (a)	920,000	890,060
Trinity Acquisition plc 4.400%, 03/15/26	190,000	188,244

		8,582,209

Internet—0.1%
Amazon.com, Inc. 2.500%, 06/03/50	2,047,000	1,442,709
4.100%, 04/13/62	490,000	443,324
Expedia Group, Inc. 2.950%, 03/15/31	403,000	320,546

		2,206,579

Investment Companies—0.1%
Blackstone Private Credit Fund 3.250%, 03/15/27 (144A)	1,872,000	1,588,245
4.000%, 01/15/29 (144A) (j)	1,558,000	1,276,698

		2,864,943

Iron/Steel—0.1%
Commercial Metals Co. 4.375%, 03/15/32	614,000	502,911
Nucor Corp. 3.950%, 05/01/28 (j)	341,000	329,401
4.300%, 05/23/27	1,150,000	1,145,641

		1,977,953

Lodging—0.1%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A)	253,000	202,217
Marriott International, Inc. 4.625%, 06/15/30	373,000	357,589
Marriott Ownership Resorts, Inc. 6.125%, 09/15/25 (144A) (j)	353,000	349,330
MGM Resorts International 4.625%, 09/01/26 (j)	35,000	31,068
5.500%, 04/15/27	59,000	52,953
5.750%, 06/15/25	59,000	56,198
Sonder Holdings, Inc. 11.160%, SOFR + 9.000%, 01/19/27† (a) (g) (h)	1,415,760	1,281,263

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A) (j)	498,000	$426,532
5.500%, 03/01/25 (144A)	1,176,000	1,076,040

		3,833,190

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.200%, 01/15/24	2,941,000	2,942,964
Otis Worldwide Corp. 2.565%, 02/15/30	939,000	811,163
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	926,000	825,589

		4,579,716

Media—1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/30 (144A)	658,000	562,754
5.375%, 06/01/29 (144A)	569,000	508,595
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.250%, 01/15/29 (j)	203,000	166,798
3.500%, 03/01/42	1,339,000	929,187
3.700%, 04/01/51	445,000	301,129
3.850%, 04/01/61 (j)	1,663,000	1,093,648
3.900%, 06/01/52	700,000	485,950
3.950%, 06/30/62	3,054,000	2,040,176
4.400%, 04/01/33	1,670,000	1,491,039
4.400%, 12/01/61	849,000	610,608
5.125%, 07/01/49	2,120,000	1,754,769
5.375%, 05/01/47	745,000	634,339
5.750%, 04/01/48	929,000	832,714
6.484%, 10/23/45	2,599,000	2,526,669
6.834%, 10/23/55	994,000	998,962
Comcast Corp. 2.450%, 08/15/52 (j)	420,000	278,759
2.650%, 02/01/30	2,934,000	2,625,360
2.887%, 11/01/51	1,312,000	937,252
2.937%, 11/01/56	176,000	122,301
2.987%, 11/01/63	352,000	240,090
3.400%, 07/15/46	1,411,000	1,127,157
3.969%, 11/01/47	780,000	674,482
3.999%, 11/01/49	2,672,000	2,329,992
COX Communications, Inc. 3.150%, 08/15/24 (144A)	1,381,000	1,348,138
3.600%, 06/15/51 (144A)	1,330,000	1,000,090
CSC Holdings LLC 5.250%, 06/01/24 (j)	176,000	164,560
5.750%, 01/15/30 (144A) (j)	845,000	614,763
7.500%, 04/01/28 (144A) (j)	387,000	323,145
Discovery Communications LLC 1.900%, 03/19/27 (EUR)	1,804,000	1,770,549
4.000%, 09/15/55 (j)	176,000	123,289
FactSet Research Systems, Inc. 3.450%, 03/01/32	2,028,000	1,777,487
Grupo Televisa S.A.B. 6.625%, 01/15/40	100,000	108,989

Media—(Continued)
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	45,000	37,084
5.250%, 08/15/27 (144A) (j)	324,000	277,289
Nexstar Media, Inc. 4.750%, 11/01/28 (144A) (j)	433,000	371,298
5.625%, 07/15/27 (144A)	523,000	477,237
Paramount Global 4.375%, 03/15/43	336,000	259,865
5.850%, 09/01/43	608,000	568,037
Sirius XM Radio, Inc. 5.500%, 07/01/29 (144A)	544,000	495,720
TEGNA, Inc. 4.625%, 03/15/28 (j)	90,000	84,150
5.000%, 09/15/29	99,000	93,639
VTR Comunicaciones S.p.A. 4.375%, 04/15/29 (144A)	430,000	294,051
Walt Disney Co. (The) 2.750%, 09/01/49	2,280,000	1,627,449
Ziggo Bond Co. B.V. 6.000%, 01/15/27 (144A)	178,000	157,530

		35,247,089

Mining—0.3%
Anglo American Capital plc 2.625%, 09/10/30 (144A) (j)	482,000	396,651
2.875%, 03/17/31 (144A)	617,000	513,387
5.625%, 04/01/30 (144A)	802,000	807,608
AngloGold Ashanti Holdings plc 3.750%, 10/01/30	200,000	164,653
Glencore Funding LLC 1.625%, 04/27/26 (144A)	2,050,000	1,813,365
2.500%, 09/01/30 (144A) (j)	3,240,000	2,639,380
2.625%, 09/23/31 (144A)	875,000	705,087
2.850%, 04/27/31 (144A) (j)	1,050,000	866,900
3.375%, 09/23/51 (144A)	941,000	641,506
Newmont Corp. 2.250%, 10/01/30	1,311,000	1,088,202
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	900,000	711,000
Vedanta Resources, Ltd. 6.125%, 08/09/24 (144A)	225,000	136,417

		10,484,156

Miscellaneous Manufacturing—0.1%
GE Capital Funding LLC 4.550%, 05/15/32	535,000	516,030
GE Capital International Funding Co., 4.418%, 11/15/35	803,000	749,998
Parker Hannifin Corp. 3.250%, 03/01/27	435,000	415,835
Textron, Inc. 2.450%, 03/15/31	446,000	366,405
3.900%, 09/17/29	1,540,000	1,447,976

		3,496,244

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.1%
BP Capital Markets America, Inc. 3.001%, 03/17/52 (j)	178,000	$128,223
3.790%, 02/06/24	1,243,000	1,248,083
Cenovus Energy, Inc. 3.750%, 02/15/52 (j)	131,000	99,514
Citgo Holding, Inc. 9.250%, 08/01/24 (144A) (j)	375,000	362,813
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A)	240,000	210,300
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	230,000	216,200
Devon Energy Corp. 4.500%, 01/15/30	268,000	253,153
4.750%, 05/15/42	854,000	774,481
5.000%, 06/15/45 (j)	560,000	519,309
5.850%, 12/15/25	250,000	260,217
5.875%, 06/15/28	73,000	74,480
8.250%, 08/01/23	334,000	347,168
Diamondback Energy, Inc. 3.125%, 03/24/31	3,519,000	3,064,881
3.250%, 12/01/26 (j)	3,302,000	3,221,559
3.500%, 12/01/29	8,812,000	8,071,474
4.250%, 03/15/52	900,000	746,420
4.400%, 03/24/51 (j)	1,637,000	1,393,934
Earthstone Energy Holdings LLC 8.000%, 04/15/27 (144A) (j)	1,264,000	1,196,060
Ecopetrol S.A. 6.875%, 04/29/30	569,000	502,996
Frontera Energy Corp. 7.875%, 06/21/28 (144A)	395,000	320,444
Geopark, Ltd. 5.500%, 01/17/27 (144A)	200,000	167,640
Marathon Petroleum Corp. 4.500%, 04/01/48	50,000	42,041
5.850%, 12/15/45	360,000	344,774
Matador Resources Co. 5.875%, 09/15/26 (j)	94,000	90,360
MC Brazil Downstream Trading S.a.r.l. 7.250%, 06/30/31 (144A)	430,000	341,717
Occidental Petroleum Corp. 8.500%, 07/15/27 (j)	508,000	559,013
Odebrecht Offshore Drilling Finance, Ltd. 7.720%, 12/01/26 (144A) (k)	249	61
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24	379,000	388,913
OQ SAOC 5.125%, 05/06/28 (144A)	205,000	193,110
Petroleos Mexicanos 5.500%, 06/27/44	226,000	129,335
6.700%, 02/16/32	4,383,000	3,342,038
6.750%, 09/21/47	331,000	204,393
6.875%, 10/16/25	224,000	209,660
7.190%, 09/12/24 (MXN)	10,225,600	466,545
8.750%, 06/02/29 (144A)	1,281,000	1,159,305
Pioneer Natural Resources Co. 2.150%, 01/15/31	781,000	643,020

Oil & Gas—(Continued)
Puma International Financing S.A. 5.125%, 10/06/24 (144A)	258,000	236,070
Shelf Drilling Holdings Ltd. 8.875%, 11/15/24 (144A)	72,000	70,200
Shell International Finance B.V. 2.375%, 11/07/29	262,000	231,284
Suncor Energy, Inc. 6.500%, 06/15/38	417,000	461,028
6.850%, 06/01/39	89,000	100,759
Sunoco L.P. / Sunoco Finance Corp. 4.500%, 04/30/30 (144A)	1,029,000	830,798
Tap Rock Resouces LLC 7.000%, 10/01/26 (144A)	1,447,000	1,366,284
YPF S.A. 7.000%, 12/15/47 (144A)	509,000	250,007

		34,840,064

Packaging & Containers—0.1%
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.250%, 09/01/28 (144A) (j)	738,000	629,934
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 04/30/25 (144A) (j)	738,000	682,647
5.250%, 08/15/27 (144A)	210,000	149,743
Klabin Austria GmbH 3.200%, 01/12/31 (144A)	340,000	259,386
Trivium Packaging Finance B.V. 5.500%, 08/15/26 (144A)	317,000	299,473

		2,021,183

Pharmaceuticals—1.0%
AbbVie, Inc. 2.600%, 11/21/24	7,269,000	7,036,104
3.800%, 03/15/25	1,369,000	1,358,041
4.250%, 11/21/49	330,000	292,951
4.450%, 05/14/46	1,480,000	1,342,522
4.500%, 05/14/35	1,765,000	1,713,040
4.550%, 03/15/35	883,000	858,892
4.850%, 06/15/44	49,000	46,821
Bausch Health Americas, Inc. 9.250%, 04/01/26 (144A) (j)	639,000	456,885
Bausch Health Cos., Inc. 4.875%, 06/01/28 (144A)	235,000	183,897
5.500%, 11/01/25 (144A)	176,000	154,578
5.750%, 08/15/27 (144A)	183,000	151,593
6.125%, 02/01/27 (144A) (j)	1,125,000	956,250
9.000%, 12/15/25 (144A)	647,000	478,036
Cigna Corp. 3.400%, 03/01/27	1,374,000	1,321,371
3.750%, 07/15/23	16,000	16,035
4.375%, 10/15/28	3,882,000	3,852,041
CVS Health Corp. 3.750%, 04/01/30	3,917,000	3,663,795
5.125%, 07/20/45	3,030,000	2,918,564
Merck & Co., Inc. 4.000%, 03/07/49	345,000	317,405

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Takeda Pharmaceutical Co., Ltd. 2.050%, 03/31/30	1,982,000	$1,657,774
5.000%, 11/26/28	607,000	618,314

		29,394,909

Pipelines—2.4%
Boardwalk Pipelines L.P. 4.800%, 05/03/29	275,000	266,451
Buckeye Partners L.P. 3.950%, 12/01/26 (j)	54,000	47,235
4.125%, 03/01/25 (144A) (j)	219,000	202,757
4.150%, 07/01/23	391,000	382,699
4.350%, 10/15/24 (j)	500,000	469,978
Cameron LNG LLC 3.302%, 01/15/35 (144A)	2,076,000	1,776,465
3.402%, 01/15/38 (144A)	1,949,000	1,655,928
Cheniere Corpus Christi Holdings LLC 2.742%, 12/31/39	1,554,000	1,226,373
3.700%, 11/15/29	1,050,000	960,437
5.125%, 06/30/27	6,128,000	6,150,581
5.875%, 03/31/25	3,742,000	3,831,318
7.000%, 06/30/24	2,373,000	2,458,905
EIG Pearl Holdings Sarl 4.387%, 11/30/46 (144A)	1,440,000	1,137,851
Energy Transfer L.P. 2.900%, 05/15/25	5,037,000	4,787,578
3.600%, 02/01/23	1,617,000	1,612,406
3.900%, 05/15/24	1,506,000	1,494,304
4.000%, 10/01/27	168,000	159,002
4.250%, 04/01/24	1,343,000	1,342,977
4.400%, 03/15/27	160,000	154,946
4.950%, 06/15/28	520,000	512,401
5.000%, 05/15/50	2,541,000	2,162,250
5.950%, 12/01/25	1,310,000	1,355,853
6.100%, 02/15/42	353,000	328,274
6.250%, 04/15/49	200,000	193,863
6.500%, 02/01/42	1,104,000	1,100,318
Enterprise Products Operating LLC 2.800%, 01/31/30 (j)	878,000	768,668
3.125%, 07/31/29	1,155,000	1,039,425
3.200%, 02/15/52	109,000	78,273
3.300%, 02/15/53	427,000	310,595
5.950%, 02/01/41	910,000	950,220
Kinder Morgan, Inc. 3.600%, 02/15/51	577,000	424,835
Kinetik Holdings L.P. 5.875%, 06/15/30 (144A) (j)	96,000	91,451
MPLX L.P. 1.750%, 03/01/26	952,000	857,123
4.875%, 12/01/24	492,000	495,355
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	1,957,000	1,630,460
4.875%, 08/15/27 (144A)	990,000	979,446
Northwest Pipeline LLC 4.000%, 04/01/27	2,329,000	2,267,407

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (j)	1,800,000	1,724,972
5.000%, 03/15/27	860,000	862,081
5.625%, 04/15/23	1,735,000	1,751,453
5.625%, 03/01/25	10,394,000	10,600,884
5.750%, 05/15/24	3,483,000	3,552,102
Targa Resources Corp. 4.950%, 04/15/52 (j)	830,000	711,268
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.000%, 01/15/28	240,000	228,485
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	1,732,000	1,632,905
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	509,000	488,398
Transcontinental Gas Pipe Line Co. LLC 3.950%, 05/15/50	686,000	569,409
4.000%, 03/15/28 (j)	2,280,000	2,209,020
7.850%, 02/01/26	3,110,000	3,434,382
Venture Global Calcasieu Pass LLC 3.875%, 11/01/33 (144A)	454,000	374,550

		73,804,317

Real Estate—0.1%
Arabian Centres Sukuk II, Ltd. 5.625%, 10/07/26 (144A)	515,000	469,371
Arabian Centres Sukuk, Ltd. 5.375%, 11/26/24	285,000	269,921
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	665,967
Freed Hotels & Resorts 10.000%, 12/02/23 (144A)† (g) (h)	1,192,000	1,150,280
Howard Hughes Corp. (The) 5.375%, 08/01/28 (144A) (j)	749,000	627,287
MAF Global Securities, Ltd. 5.500%, 5Y USD Swap + 3.476%, 09/07/22 (a)	255,000	254,363

		3,437,189

Real Estate Investment Trusts—1.9%
Alexandria Real Estate Equities, Inc. 2.950%, 03/15/34	354,000	294,568
American Tower Corp. 1.300%, 09/15/25	17,000	15,391
2.100%, 06/15/30	479,000	383,608
2.300%, 09/15/31	312,000	247,124
2.950%, 01/15/25	24,000	23,172
3.100%, 06/15/50	176,000	121,667
3.650%, 03/15/27	855,000	811,935
3.800%, 08/15/29	5,125,000	4,704,155
3.950%, 03/15/29	456,000	424,506
5.000%, 02/15/24	292,000	295,417
Crown Castle International Corp.
2.100%, 04/01/31	382,000	303,832
2.500%, 07/15/31	443,000	362,503
2.900%, 03/15/27	682,000	628,906

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Crown Castle International Corp.
3.100%, 11/15/29	2,982,000	$2,632,476
3.150%, 07/15/23	286,000	282,889
3.300%, 07/01/30	1,604,000	1,414,593
3.800%, 02/15/28	971,000	916,115
Digital Dutch Finco B.V. 1.500%, 03/15/30 (EUR)	1,550,000	1,315,149
Duke Realty L.P. 1.750%, 02/01/31	1,944,000	1,580,494
Equinix, Inc. 1.000%, 09/15/25 (j)	2,628,000	2,354,446
2.150%, 07/15/30	1,036,000	838,120
2.500%, 05/15/31	664,000	538,048
3.200%, 11/18/29 (j)	2,700,000	2,398,512
3.900%, 04/15/32	3,304,000	2,988,150
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	4,371,000	3,503,226
4.000%, 01/15/30	3,226,000	2,825,175
4.000%, 01/15/31	1,386,000	1,195,326
Invitation Homes Operating Partnership L.P. 2.300%, 11/15/28	561,000	471,886
4.150%, 04/15/32	1,048,000	951,514
MPT Operating Partnership L.P. / MPT Finance Corp. 5.250%, 08/01/26	45,000	42,499
National Retail Properties, Inc. 3.000%, 04/15/52	439,000	299,202
3.500%, 04/15/51	1,707,000	1,276,910
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/29 (144A)	892,000	765,929
Realty Income Corp. 3.250%, 01/15/31	920,000	836,344
RHP Hotel Properties L.P. / RHP Finance Corp. 4.750%, 10/15/27	377,000	334,441
Service Properties Trust 4.350%, 10/01/24	411,000	333,979
4.500%, 06/15/23	1,350,000	1,254,994
4.500%, 03/15/25	473,000	373,631
5.500%, 12/15/27	135,000	109,350
7.500%, 09/15/25	680,000	623,050
VICI Properties L.P. 4.375%, 05/15/25 (j)	396,000	386,765
4.950%, 02/15/30	3,252,000	3,081,953
5.125%, 05/15/32	1,936,000	1,824,370
5.625%, 05/15/52	708,000	644,400
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A) (j)	4,832,000	4,519,962
3.750%, 02/15/27 (144A) (j)	736,000	647,365
4.125%, 08/15/30 (144A)	868,000	749,015
4.250%, 12/01/26 (144A)	2,732,000	2,495,163
4.500%, 09/01/26 (144A)	278,000	255,760
5.625%, 05/01/24 (144A)	965,000	952,938
5.750%, 02/01/27 (144A)	530,000	502,917
WP Carey, Inc. 2.400%, 02/01/31	612,000	499,825
XHR L.P.
4.875%, 06/01/29 (144A)	137,000	117,526

Real Estate Investment Trusts—(Continued)
XHR L.P.
6.375%, 08/15/25 (144A)	236,000	227,588

		57,978,779

Retail—0.2%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	68,000	59,019
InRetail Consumer 3.250%, 03/22/28 (144A) (j)	330,000	273,821
JSM Global S.a.r.l. 4.750%, 10/20/30 (144A)	448,000	339,360
Lowe’s Cos., Inc.
1.300%, 04/15/28	503,000	424,862
1.700%, 09/15/28	1,378,000	1,173,175
2.800%, 09/15/41	1,606,000	1,166,397
3.000%, 10/15/50	176,000	122,633
3.650%, 04/05/29	931,000	877,739
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	147,000	128,625

		4,565,631

Semiconductors—1.1%
Analog Devices, Inc. 2.800%, 10/01/41	458,000	358,837
Applied Materials, Inc. 2.750%, 06/01/50 (j)	659,000	490,776
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27 (j)	1,941,000	1,867,622
Broadcom, Inc. 2.600%, 02/15/33 (144A)	334,000	256,815
3.150%, 11/15/25	383,000	368,840
3.419%, 04/15/33 (144A)	1,929,000	1,594,790
3.469%, 04/15/34 (144A)	2,539,000	2,066,410
3.750%, 02/15/51 (144A) (j)	176,000	130,393
4.150%, 11/15/30	483,000	442,531
4.150%, 04/15/32 (144A) (j)	905,000	817,038
4.300%, 11/15/32	1,386,000	1,258,820
4.926%, 05/15/37 (144A)	3,474,000	3,114,589
Intel Corp. 3.200%, 08/12/61 (j)	796,000	581,594
3.734%, 12/08/47	1,228,000	1,041,905
KLA Corp. 3.300%, 03/01/50	2,136,000	1,691,705
4.100%, 03/15/29	1,866,000	1,843,354
5.250%, 07/15/62	1,475,000	1,520,439
Lam Research Corp. 2.875%, 06/15/50	480,000	352,049
3.750%, 03/15/26	638,000	636,435
4.875%, 03/15/49	1,285,000	1,306,042
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31	3,527,000	2,899,345
3.400%, 05/01/30	2,069,000	1,825,120
4.300%, 06/18/29	4,553,000	4,343,673
QUALCOMM, Inc. 4.300%, 05/20/47	956,000	916,564

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
TSMC Arizona Corp. 4.250%, 04/22/32 (j)	2,000,000	$1,972,149

		33,697,835

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/28	748,000	637,972
3.483%, 12/01/27	95,000	88,828
3.844%, 05/01/25	995,000	979,687
4.200%, 05/01/30	1,224,000	1,153,330

		2,859,817

Software—1.0%
Autodesk, Inc. 3.500%, 06/15/27	2,478,000	2,369,840
Citrix Systems, Inc. 3.300%, 03/01/30	998,000	973,425
Electronic Arts, Inc. 1.850%, 02/15/31	1,029,000	835,994
Fidelity National Information Services, Inc. 1.000%, 12/03/28 (EUR)	1,463,000	1,328,512
2.250%, 03/01/31	2,456,000	1,993,354
Fiserv, Inc. 3.500%, 07/01/29	2,237,000	2,040,563
Microsoft Corp. 2.921%, 03/17/52	1,911,000	1,507,424
Oracle Corp. 3.600%, 04/01/40	7,614,000	5,689,941
3.600%, 04/01/50	1,499,000	1,041,293
3.650%, 03/25/41	3,308,000	2,465,193
3.850%, 04/01/60	176,000	120,739
3.900%, 05/15/35	2,705,000	2,230,903
4.000%, 07/15/46	3,603,000	2,663,796
4.000%, 11/15/47	1,699,000	1,259,873
4.125%, 05/15/45	41,000	31,183
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	161,000	132,825
Roper Technologies, Inc. 2.950%, 09/15/29	411,000	362,524
salesforce.com, Inc. 3.050%, 07/15/61 (j)	1,365,000	998,048
ServiceNow, Inc. 1.400%, 09/01/30	1,948,000	1,524,357
VMware, Inc. 1.800%, 08/15/28	625,000	519,037
2.200%, 08/15/31	1,931,000	1,520,521
Workday, Inc. 3.800%, 04/01/32	725,000	662,415

		32,271,760

Telecommunications—2.3%
Altice France S.A. 5.500%, 01/15/28 (144A)	356,000	286,886
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	8,000,000	7,884,243

Telecommunications—(Continued)
AT&T, Inc.
1.650%, 02/01/28	1,444,000	1,249,221
2.550%, 12/01/33	2,570,000	2,084,870
3.300%, 02/01/52 (j)	409,000	300,184
3.500%, 09/15/53 (j)	2,549,000	1,932,138
3.550%, 09/15/55	103,000	77,172
3.650%, 09/15/59	3,008,000	2,252,835
4.300%, 02/15/30 (j)	1,411,000	1,376,996
4.350%, 03/01/29	2,248,000	2,213,465
4.500%, 05/15/35	3,354,000	3,187,189
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	451,000	396,880
Connect Finco S.a.r.l. / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	756,000	679,364
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	348,000	339,368
Digicel Group Holdings, Ltd. 8.000%, 04/01/25 (144A) (k)	291,233	203,589
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd. 8.000%, 12/31/26 (144A)	97,061	65,309
8.750%, 05/25/24 (144A)	243,135	226,116
13.000%, 12/31/25 (144A) (k)	142,907	121,657
Juniper Networks, Inc. 2.000%, 12/10/30	723,000	567,389
Kenbourne Invest S.A. 4.700%, 01/22/28 (144A)	210,000	160,108
6.875%, 11/26/24 (144A)	733,000	667,030
Level 3 Financing, Inc. 4.625%, 09/15/27 (144A)	90,000	76,725
Liquid Telecommunications Financing plc 5.500%, 09/04/26 (144A)	231,000	202,070
Millicom International Cellular S.A. 6.625%, 10/15/26 (144A)	270,000	256,798
Motorola Solutions, Inc. 2.750%, 05/24/31	2,975,000	2,403,915
4.600%, 05/23/29	2,555,000	2,444,493
5.500%, 09/01/44	1,369,000	1,274,304
5.600%, 06/01/32	1,115,000	1,124,271
Oi S.A. 10.000%, 07/27/25 (k)	227,000	110,810
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	2,590,000	2,368,322
4.550%, 03/15/52 (144A)	2,544,000	2,234,033
T-Mobile USA, Inc. 2.050%, 02/15/28	599,000	520,046
3.300%, 02/15/51	265,000	192,969
3.400%, 10/15/52	3,110,000	2,296,639
3.875%, 04/15/30	7,297,000	6,809,970
Verizon Communications, Inc.
1.500%, 09/18/30 (j)	3,276,000	2,618,218
1.750%, 01/20/31	2,558,000	2,054,644
2.100%, 03/22/28	3,296,000	2,927,578
2.355%, 03/15/32	3,427,000	2,841,458
2.550%, 03/21/31 (j)	591,000	505,309
2.650%, 11/20/40	1,350,000	990,315

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
2.850%, 09/03/41	740,000	$554,599
2.875%, 11/20/50	2,711,000	1,923,753
2.987%, 10/30/56	353,000	245,078
3.000%, 11/20/60	849,000	576,356
3.150%, 03/22/30 (j)	3,892,000	3,538,589
3.400%, 03/22/41	724,000	589,363
3.875%, 02/08/29	1,715,000	1,659,241
4.016%, 12/03/29 (j)	929,000	899,755
4.329%, 09/21/28	302,000	300,355
VTR Comunicaciones S.p.A. 5.125%, 01/15/28 (144A)	201,000	144,998

		70,956,983

Transportation—0.6%
Burlington Northern Santa Fe LLC 2.875%, 06/15/52	398,000	297,182
3.300%, 09/15/51	1,950,000	1,563,303
4.450%, 01/15/53	635,000	614,127
5.400%, 06/01/41	269,000	284,766
5.750%, 05/01/40	656,000	719,650
CSX Corp. 2.500%, 05/15/51	431,000	289,974
3.350%, 09/15/49	309,000	242,038
4.300%, 03/01/48	1,116,000	1,018,259
4.650%, 03/01/68	407,000	367,580
Norfolk Southern Corp. 2.900%, 06/15/26	709,000	676,672
3.000%, 03/15/32 (j)	1,562,000	1,408,132
3.400%, 11/01/49	863,000	678,193
4.050%, 08/15/52	451,000	392,864
4.550%, 06/01/53	515,000	486,596
Ryder System, Inc. 4.625%, 06/01/25	3,580,000	3,598,972
Simpar Europe S.A. 5.200%, 01/26/31 (144A)	520,000	401,700
Union Pacific Corp. 2.750%, 03/01/26	992,000	951,857
2.950%, 03/10/52	186,000	136,845
2.973%, 09/16/62	748,000	517,719
3.799%, 04/06/71	724,000	579,975
3.839%, 03/20/60	1,513,000	1,262,919
3.950%, 08/15/59	311,000	264,939
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	603,761	592,418

		17,346,680

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 1.200%, 11/15/25 (144A)	863,000	770,486
1.700%, 06/15/26 (144A)	1,452,000	1,294,179
3.950%, 03/10/25 (144A)	337,000	331,819
4.000%, 07/15/25 (144A)	1,003,000	987,342

		3,383,826

Total Corporate Bonds & Notes (Cost $1,186,296,623)		1,026,184,983

Asset-Backed Securities—11.3%
Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.0%
Brex Commercial Charge Card Master Trust 2.090%, 07/15/24 (144A)	850,000	833,608

Asset-Backed - Home Equity—0.6%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	471,662
1.884%, 1M LIBOR + 0.260%, 05/25/37 (a)	1,053,677	220,112
Bayview Financial Revolving Asset Trust 2.633%, 1M LIBOR + 1.000%, 05/28/39 (144A) (a)	4,099,914	3,557,274
2.633%, 1M LIBOR + 1.000%, 12/28/40 (144A) (a)	210,053	210,036
Bear Stearns Asset-Backed Securities Trust 1.974%, 1M LIBOR + 0.350%, 04/25/37 (a)	2,509,889	2,423,385
3.349%, 1M LIBOR + 1.725%, 08/25/34 (a)	24,091	23,477
Citigroup Mortgage Loan Trust 1.824%, 1M LIBOR + 0.200%, 05/25/37 (a)	1,793,814	1,316,367
1.894%, 1M LIBOR + 0.270%, 05/25/37 (a)	814,829	600,812
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	56,183	69,320
Credit Suisse Mortgage Capital Certificates 2.465%, 09/27/66 (144A) (a)	5,108,642	4,842,210
Home Equity Mortgage Loan Asset-Backed Trust 3.649%, 1M LIBOR + 2.025%, 07/25/34 (a)	149,764	146,430
Home Equity Mortgage Trust 5.867%, 07/25/36 (m)	486,285	64,369
Home Loan Mortgage Loan Trust 2.044%, 1M LIBOR + 0.720%, 04/15/36 (a)	438,985	403,493
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (m)	62,524	58,650
MASTR Asset-Backed Securities Trust 1.904%, 1M LIBOR + 0.280%, 05/25/37 (a)	621,846	502,760
2.144%, 1M LIBOR + 0.520%, 06/25/36 (144A) (a)	375,460	338,264
Option One Mortgage Loan Trust 1.834%, 1M LIBOR + 0.210%, 03/25/37 (a)	930,000	724,588
5.820%, 03/25/37 (m)	901,341	789,744
5.866%, 01/25/37 (m)	2,631,310	2,276,365
Yale Mortgage Loan Trust 2.024%, 1M LIBOR + 0.400%, 06/25/37 (144A) (a)	764,580	278,919

		19,318,237

Asset-Backed - Manufactured Housing—0.3%
Bank of America Manufactured Housing Contract Trust 7.070%, 02/10/22 (a)	470,000	166,839
7.370%, 12/10/25 (a)	4,000,000	1,162,812
BCMSC Trust 7.575%, 06/15/30 (a)	1,270,292	199,651
7.830%, 06/15/30 (a)	1,178,847	191,516
8.290%, 06/15/30 (a)	850,435	146,279
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	1,960,132	1,861,184
Conseco Finance Corp. 6.280%, 09/01/30	82,005	82,609
6.830%, 04/01/30 (a)	121,265	111,855
6.980%, 09/01/30 (a)	862,713	823,781
7.500%, 03/01/30 (a)	379,469	171,986
7.860%, 03/01/30 (a)	354,339	166,813

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	883,735	$310,653
8.060%, 09/01/29 (a)	586,391	148,056
8.200%, 05/01/31	1,614,823	584,461
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	457,322	443,233
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (m)	231,812	223,434
Greenpoint Manufactured Housing 8.290%, 12/15/29 (a)	311,997	315,084
9.230%, 12/15/29 (a)	369,319	325,836
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	1,137,911	1,153,930
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (a)	181,082	117,173
7.620%, 06/15/32 (a)	824,146	670,905
Origen Manufactured Housing Contract Trust 2.524%, 1M LIBOR + 1.200%, 10/15/37 (144A) (a)	319,254	318,119
7.820%, 03/15/32 (a)	252,000	234,011

		9,930,220

Asset-Backed - Other—9.4%
510 Loan Acquisition Trust 5.107%, 09/25/60 (144A) (m)	955,636	929,579
522 Funding CLO, Ltd. 3.463%, 3M LIBOR + 2.400%, 04/20/30 (144A) (a)	625,000	598,904
4.713%, 3M LIBOR + 3.650%, 04/20/30 (144A) (a)	360,000	337,359
AGL CLO, Ltd. 2.223%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	1,310,000	1,266,372
2.248%, 3M LIBOR + 1.150%, 12/02/34 (144A) (a)	1,330,000	1,282,616
AGL Core CLO, Ltd. 2.133%, 3M LIBOR + 1.070%, 04/20/33 (144A) (a)	860,000	837,735
2.213%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	240,809
AIG CLO, Ltd. 2.183%, 3M LIBOR + 1.120%, 04/20/32 (144A) (a)	250,000	245,335
AIMCO CLO 2.144%, 3M LIBOR + 1.100%, 01/15/32 (144A) (a)	940,000	918,032
2.644%, 3M LIBOR + 1.600%, 10/17/34 (144A) (a)	250,000	236,873
Allegro CLO, Ltd. 2.178%, 3M LIBOR + 1.080%, 10/21/28 (144A) (a)	1,132,605	1,116,149
ALM, Ltd. 2.894%, 3M LIBOR + 1.850%, 10/15/29 (144A) (a)	1,220,000	1,187,276
ALME Loan Funding V B.V. 5.410%, 3M EURIBOR + 5.410%, 07/15/31 (144A) (EUR) (a)	270,000	229,690
AMMC CLO, Ltd. 2.234%, 3M LIBOR + 1.050%, 07/24/29 (144A) (a)	468,311	461,968
Anchorage Capital CLO, Ltd. 2.094%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	890,000	876,275
2.214%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	1,890,000	1,828,966
2.271%, 3M LIBOR + 1.250%, 10/13/30 (144A) (a)	835,000	824,986
2.328%, 3M LIBOR + 1.090%, 01/28/31 (144A) (a)	830,000	821,151
2.494%, 3M LIBOR + 1.450%, 01/15/30 (144A) (a)	2,410,000	2,348,894
2.738%, 3M LIBOR + 1.500%, 01/28/31 (144A) (a)	1,270,000	1,229,139
2.894%, 3M LIBOR + 1.850%, 01/15/30 (144A) (a)	1,010,000	973,035

Asset-Backed - Other—(Continued)
Anchorage Capital CLO, Ltd.
2.988%, 3M LIBOR + 1.750%, 01/28/31 (144A) (a)	1,480,000	1,424,682
3.025%, 3M LIBOR + 1.800%, 10/27/34 (144A) (a)	1,050,000	997,694
3.088%, 3M LIBOR + 1.850%, 01/28/31 (144A) (a)	1,740,000	1,641,643
3.171%, 3M LIBOR + 2.150%, 10/13/30 (144A) (a)	590,000	565,906
4.738%, 3M LIBOR + 3.500%, 01/28/31 (144A) (a)	250,000	226,207
Antares CLO Trust 2.714%, 3M LIBOR + 1.530%, 07/25/33 (144A) (a)	1,820,000	1,758,788
Apidos CLO 2.563%, 3M LIBOR + 1.500%, 04/20/31 (144A) (a)	250,000	239,064
2.994%, 3M LIBOR + 1.950%, 07/18/29 (144A) (a)	250,000	235,729
Aqua Finance Trust 2.400%, 07/17/46 (144A)	430,000	367,467
Ares CLO, Ltd. 2.214%, 3M LIBOR + 1.170%, 10/15/30 (144A) (a)	390,000	383,898
Ares European CLO XII DAC 1.700%, 3M EURIBOR + 1.700%, 04/20/32 (144A) (EUR) (a)	297,000	290,164
Ares LII CLO, Ltd. 2.186%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	1,330,000	1,296,969
Ares LIX CLO, Ltd. 2.214%, 3M LIBOR + 1.030%, 04/25/34 (144A) (a)	250,000	240,657
Ares LVI CLO, Ltd. 2.344%, 3M LIBOR + 1.160%, 10/25/34 (144A) (a)	350,000	337,126
7.684%, 3M LIBOR + 6.500%, 10/25/34 (144A) (a)	280,000	250,413
ARM Master Trust Corp. 2.430%, 11/15/27 (144A)	370,000	345,070
Armada Euro CLO IV DAC 3.300%, 3M EURIBOR + 3.300%, 07/15/31 (144A) (EUR) (a)	250,000	232,732
Assurant CLO, Ltd. 2.103%, 3M LIBOR + 1.040%, 04/20/31 (144A) (a)	500,000	490,138
Atrium 2.786%, 3M LIBOR + 1.650%, 04/22/27 (144A) (a)	1,119,000	1,075,669
Avoca CLO 1.300%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (a)	150,000	140,754
2.900%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (a)	250,000	223,695
5.750%, 3M EURIBOR + 5.750%, 07/15/32 (EUR) (a)	160,000	132,509
Babson CLO, Ltd. 2.463%, 3M LIBOR + 1.400%, 01/20/31 (144A) (a)	250,000	239,058
Bain Capital Credit CLO 2.563%, 3M LIBOR + 1.500%, 07/20/30 (144A) (a)	250,000	239,406
2.644%, 3M LIBOR + 1.600%, 07/19/31 (144A) (a)	250,000	240,563
4.284%, 3M LIBOR + 3.100%, 07/24/34 (144A) (a)	250,000	229,583
Bankers Healthcare Group Securitization Trust 5.170%, 09/17/31 (144A)	100,000	95,845
Bardot CLO, Ltd. 4.136%, 3M LIBOR + 3.000%, 10/22/32 (144A) (a)	250,000	231,684
Barings CLO, Ltd. 2.133%, 3M LIBOR + 1.070%, 04/20/31 (144A) (a)	250,000	244,596
2.253%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	870,000	858,802
Battalion CLO, Ltd. 2.114%, 3M LIBOR + 1.070%, 07/18/30 (144A) (a)	1,285,000	1,271,085
2.224%, 3M LIBOR + 1.180%, 07/15/34 (144A) (a)	730,000	705,322

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Battalion CLO, Ltd.
2.354%, 3M LIBOR + 1.170%, 01/25/35 (144A) (a)	6,220,000	$6,014,479
2.594%, 3M LIBOR + 1.550%, 07/18/30 (144A) (a)	642,000	615,351
2.734%, 3M LIBOR + 1.550%, 01/25/35 (144A) (a)	480,000	455,535
2.794%, 3M LIBOR + 1.750%, 10/15/36 (144A) (a)	298,000	280,475
2.904%, 3M LIBOR + 1.720%, 04/24/34 (144A) (a)	250,000	237,502
7.213%, 3M LIBOR + 6.150%, 10/20/31 (144A) (a)	250,000	228,608
Benefit Street Partners CLO, Ltd. 2.153%, 3M LIBOR + 1.090%, 04/20/31 (144A) (a)	1,030,000	1,011,290
2.163%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	2,000,000	1,968,528
2.253%, 3M LIBOR + 1.190%, 07/20/34 (144A) (a)	3,800,000	3,667,999
2.713%, 3M LIBOR + 1.650%, 07/20/29 (144A) (a)	290,000	283,401
3.044%, 3M LIBOR + 2.000%, 10/15/30 (144A) (a)	270,000	253,843
7.794%, 3M LIBOR + 6.750%, 07/15/34 (144A) (a)	250,000	220,440
BHG Securitization Trust 2.240%, 10/17/34 (144A)	130,000	111,890
Bilbao CLO III DAC 5.960%, 3M EURIBOR + 5.960%, 05/17/34 (EUR) (a)	370,000	296,261
BlueMountain CLO, Ltd. 2.304%, 3M LIBOR + 1.260%, 04/15/34 (144A) (a)	100,000	97,429
2.316%, 3M LIBOR + 1.180%, 10/22/30 (144A) (a)	745,093	734,186
2.544%, 3M LIBOR + 1.500%, 07/15/31 (144A) (a)	660,000	632,401
3.728%, 3M LIBOR + 2.250%, 08/20/32 (144A) (a)	260,000	246,626
BlueMountain EUR CLO DAC 1.750%, 3M EURIBOR + 1.750%, 10/15/35 (144A) (EUR) (a)	560,000	532,268
Bridge Street CLO II, Ltd. 2.293%, 3M LIBOR + 1.230%, 07/20/34 (144A) (a)	250,000	241,471
C-BASS Trust 1.944%, 1M LIBOR + 0.320%, 10/25/36 (a)	171,274	119,543
Canyon Capital CLO, Ltd. 2.144%, 3M LIBOR + 1.100%, 04/15/32 (144A) (a)	460,000	448,761
2.744%, 3M LIBOR + 1.700%, 01/15/34 (144A) (a)	290,000	275,419
Carlyle Global Market Strategies CLO, Ltd. 2.014%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	967,060	947,169
Carlyle U.S. CLO, Ltd. 2.204%, 3M LIBOR + 1.160%, 07/15/34 (144A) (a)	610,000	588,809
2.213%, 3M LIBOR + 1.150%, 10/20/34 (144A) (a)	710,000	686,307
2.224%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	1,550,000	1,520,410
Carrington Mortgage Loan Trust 1.784%, 1M LIBOR + 0.160%, 10/25/36 (a)	180,152	172,981
CarVal CLO, Ltd. 4.263%, 3M LIBOR + 3.200%, 04/20/32 (144A) (a)	870,000	805,276
CBAM, Ltd. 2.313%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	2,000,000	1,980,264
Cedar Funding CLO, Ltd. 2.043%, 3M LIBOR + 0.980%, 04/20/31 (144A) (a)	380,000	371,891
2.113%, 3M LIBOR + 1.050%, 04/20/34 (144A) (a)	3,020,000	2,902,585
2.143%, 3M LIBOR + 1.080%, 04/20/34 (144A) (a)	535,000	511,279
2.144%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	770,000	752,924
2.413%, 3M LIBOR + 1.350%, 04/20/34 (144A) (a)	510,000	471,215
2.948%, 3M LIBOR + 1.350%, 05/29/32 (144A) (a)	250,000	238,744
Chase Funding Trust 6.333%, 04/25/32 (m)	75,920	75,395
CIFC European Funding CLO DAC 5.970%, 3M EURIBOR + 5.970%, 08/18/35 (EUR) (a)	100,000	77,817

Asset-Backed - Other—(Continued)
CIFC Funding, Ltd. 2.044%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	1,289,000	1,264,790
2.094%, 3M LIBOR + 1.050%, 07/15/33 (144A) (a)	1,100,000	1,071,564
2.108%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	1,120,579	1,105,368
2.184%, 3M LIBOR + 1.140%, 07/15/34 (144A) (a)	280,000	270,143
2.193%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	1,190,000	1,151,022
2.194%, 3M LIBOR + 1.150%, 07/15/36 (144A) (a)	250,000	242,350
2.794%, 3M LIBOR + 1.750%, 07/16/30 (144A) (a)	250,000	242,751
2.825%, 3M LIBOR + 1.600%, 04/27/31 (144A) (a)	250,000	240,949
Citigroup Mortgage Loan Trust 1.794%, 1M LIBOR + 0.170%, 07/25/45 (a)	627,588	472,865
Clear Creek CLO 2.263%, 3M LIBOR + 1.200%, 10/20/30 (144A) (a)	250,000	246,656
Clontarf Park CLO DAC 3.050%, 3M EURIBOR + 3.050%, 08/05/30 (EUR) (a)	310,000	297,891
Credit-Based Asset Servicing & Securitization LLC 3.009%, 12/25/36 (m)	152,936	129,527
Crown Point CLO 10, Ltd. 2.233%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	620,000	599,603
CVC Cordatus Loan Fund DAC 1.300%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (a)	250,000	237,659
5.930%, 3M EURIBOR + 5.930%, 09/22/34 (EUR) (a)	250,000	198,033
6.120%, 3M EURIBOR + 6.120%, 11/18/33 (144A) (EUR) (a)	260,000	214,271
CWABS Asset-Backed Certificates Trust 1.784%, 1M LIBOR + 0.160%, 09/25/46 (a)	15,559	15,470
1.884%, 1M LIBOR + 0.260%, 12/25/36 (a)	296,500	268,061
4.497%, 04/25/36 (a)	839,654	746,257
CWHEQ Revolving Home Equity Loan Resecuritization Trust 1.624%, 1M LIBOR + 0.300%, 12/15/33 (144A) (a)	200,647	196,396
CWHEQ Revolving Home Equity Loan Trust
1.474%, 1M LIBOR + 0.150%, 11/15/36 (a)	216,229	197,661
1.504%, 1M LIBOR + 0.180%, 05/15/35 (a)	88,849	86,915
Diameter Capital CLO, Ltd. 2.284%, 3M LIBOR + 1.240%, 07/15/36 (144A) (a)	250,000	241,949
7.104%, 3M LIBOR + 6.060%, 10/15/36 (144A) (a)	250,000	211,287
Dryden 45 Senior Loan Fund 2.744%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	540,000	519,054
Dryden 87 CLO, Ltd. 2.578%, 3M LIBOR + 1.100%, 05/20/34 (144A) (a)	400,000	387,045
Dryden CLO, Ltd. 2.164%, 3M LIBOR + 1.120%, 01/15/31 (144A) (a)	6,020,000	5,906,023
2.598%, 3M LIBOR + 1.120%, 05/20/34 (144A) (a)	610,000	589,344
2.644%, 3M LIBOR + 1.600%, 07/18/30 (144A) (a)	250,000	237,626
Dryden Senior Loan Fund 2.103%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	910,000	874,538
2.611%, 3M LIBOR + 1.200%, 08/15/30 (144A) (a)	2,205,000	2,174,443
Eaton Vance CLO, Ltd. 3.244%, 3M LIBOR + 2.200%, 10/15/30 (144A) (a)	710,000	672,547
7.544%, 3M LIBOR + 6.500%, 04/15/31 (144A) (a)	500,000	458,663
Elmwood CLO II, Ltd. 2.213%, 3M LIBOR + 1.150%, 04/20/34 (144A) (a)	750,000	726,708
2.713%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	250,000	237,920
7.863%, 3M LIBOR + 6.800%, 04/20/34 (144A) (a)	250,000	226,392
Elmwood CLO X, Ltd. 2.103%, 3M LIBOR + 1.040%, 10/20/34 (144A) (a)	1,220,000	1,185,309

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Elmwood CLO, Ltd. 2.213%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	$241,881
3.013%, 3M LIBOR + 1.950%, 10/20/34 (144A) (a)	250,000	236,220
Euro-Galaxy CLO 3.250%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (a)	290,000	266,921
Fairstone Financial Issuance Trust 3.735%, 10/20/39 (144A) (CAD)	323,000	241,156
Fidelity Grand Harbour CLO DAC 3.600%, 3M EURIBOR + 3.600%, 10/15/34 (144A) (EUR) (a)	250,000	219,758
First Franklin Mortgage Loan Trust 1.774%, 1M LIBOR + 0.150%, 12/25/36 (a)	1,700,783	1,598,500
1.904%, 1M LIBOR + 0.280%, 12/25/36 (a)	4,006,842	1,920,363
2.044%, 1M LIBOR + 0.420%, 12/25/36 (a)	7,370,836	3,563,053
Flatiron CLO, Ltd. 1.994%, 3M TSFR + 1.212%, 04/17/31 (144A) (a)	270,000	265,133
2.154%, 3M LIBOR + 1.110%, 07/19/34 (144A) (a)	2,390,000	2,304,433
Foundation Finance Trust 2.190%, 01/15/42 (144A)	987,118	926,469
Fremont Home Loan Trust 1.904%, 1M LIBOR + 0.280%, 02/25/37 (a)	739,360	579,242
FS Rialto 2.759%, 1M LIBOR + 1.250%, 11/16/36 (144A) (a)	566,000	540,293
Galaxy CLO, Ltd. 2.144%, 3M LIBOR + 1.100%, 07/15/31 (144A) (a)	250,000	244,199
2.244%, 3M LIBOR + 1.200%, 04/16/34 (144A) (a)	660,000	638,735
Generate CLO, Ltd. 2.313%, 3M LIBOR + 1.250%, 10/20/29 (144A) (a)	622,729	616,352
2.813%, 3M LIBOR + 1.750%, 10/20/29 (144A) (a)	850,000	825,975
3.586%, 3M LIBOR + 2.450%, 01/22/35 (144A) (a)	250,000	235,091
4.636%, 3M LIBOR + 3.500%, 01/22/35 (144A) (a)	250,000	235,788
Gilbert Park CLO, Ltd. 3.994%, 3M LIBOR + 2.950%, 10/15/30 (144A) (a)	861,000	818,386
GoldentTree Loan Management U.S. CLO, Ltd. 2.193%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	910,000	879,705
Goldman Home Improvement Trust Issuer Trust 1.970%, 06/25/51 (144A)	403,000	360,719
Golub Capital BDC CLO LLC 3.844%, 3M LIBOR + 2.800%, 04/15/33 (144A) (a)	250,000	230,358
Golub Capital Partners CLO 58B, Ltd. 1.424%, 3M LIBOR + 1.180%, 01/25/35 (144A) (a)	270,000	258,660
Gracie Point International Funding 2.462%, 1M LIBOR + 1.400%, 11/01/23 (144A) (a)	120,000	118,957
3.462%, 1M LIBOR + 2.400%, 11/01/23 (144A) (a)	160,000	157,941
Great Lakes CLO, Ltd. 2.604%, 3M LIBOR + 1.560%, 07/15/31 (144A) (a)	730,000	716,512
2.744%, 3M LIBOR + 1.700%, 04/15/33 (144A) (a)	420,000	419,666
Grippen Park CLO, Ltd. 4.363%, 3M LIBOR + 3.300%, 01/20/30 (144A) (a)	250,000	237,188
Gulf Stream Meridian, Ltd. 2.244%, 3M LIBOR + 1.200%, 07/15/34 (144A) (a)	1,860,000	1,810,729
2.844%, 3M LIBOR + 1.800%, 07/15/34 (144A) (a)	250,000	236,436
7.394%, 3M LIBOR + 6.350%, 07/15/34 (144A) (a)	250,000	218,245

Asset-Backed - Other—(Continued)
Henley CLO DAC 1.350%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (a)	100,000	94,143
2.100%, 3M EURIBOR + 2.100%, 04/25/34 (144A) (EUR) (a)	250,000	229,707
Highbridge Loan Management, Ltd. 2.203%, 3M LIBOR + 1.140%, 04/20/34 (144A) (a)	1,160,000	1,121,355
2.224%, 3M LIBOR + 1.180%, 07/18/29 (144A) (a)	500,000	494,522
Home Partners of America Trust 3.799%, 12/17/26 (144A)	1,390,221	1,208,716
HPS Loan Management, Ltd. 2.363%, 3M LIBOR + 1.000%, 02/05/31 (144A) (a)	1,380,565	1,354,827
ICG U.S. CLO, Ltd. 2.184%, 3M LIBOR + 1.140%, 10/19/28 (144A) (a)	1,019,799	1,011,410
Invesco Euro CLO V DAC 3.800%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (a)	100,000	91,755
Jamestown CLO XII, Ltd. 3.213%, 3M LIBOR + 2.150%, 04/20/32 (144A) (a)	260,000	249,758
Knollwood CDO, Ltd. 4.186%, 3M LIBOR + 3.200%, 01/10/39 (144A)† (a)	1,050,283	105
LCM, Ltd. 2.103%, 3M LIBOR + 1.040%, 10/20/27 (144A) (a)	400,058	395,899
2.114%, 3M LIBOR + 1.070%, 04/15/31 (144A) (a)	250,000	243,973
2.133%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	2,590,000	2,544,807
Legacy Mortgage Asset Trust 3.375%, 02/25/59 (144A) (a)	1,122,618	1,062,937
Lehman ABS Mortgage Loan Trust 1.714%, 1M LIBOR + 0.090%, 06/25/37 (144A) (a)	137,842	97,819
Lendmark Funding Trust 3.090%, 04/20/32 (144A)	170,000	137,631
5.050%, 11/20/31 (144A)	450,000	364,234
LoanCore Issuer, Ltd. 2.454%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	41,821	41,634
2.624%, 1M LIBOR + 1.300%, 11/15/38 (144A) (a)	580,000	555,777
Loanpal Solar Loan, Ltd. 2.290%, 01/20/48 (144A)	939,830	812,992
2.750%, 07/20/47 (144A)	983,781	874,679
Logan CLO, Ltd. 2.223%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	730,000	704,762
Long Beach Mortgage Loan Trust 1.924%, 1M LIBOR + 0.300%, 06/25/36 (a)	479,591	258,612
1.944%, 1M LIBOR + 0.320%, 08/25/36 (a)	542,599	247,963
Longfellow Place CLO, Ltd. 2.794%, 3M LIBOR + 1.750%, 04/15/29 (144A) (a)	250,000	245,313
Madison Park Euro Funding DAC 3.200%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (a)	250,000	220,651
3.600%, 3M EURIBOR + 3.600%, 07/15/32 (144A) (EUR) (a)	250,000	226,937
6.020%, 3M EURIBOR + 6.020%, 05/25/34 (144A) (EUR) (a)	250,000	204,641
Madison Park Funding, Ltd. 1.499%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	2,030,000	2,005,273
1.994%, 3M LIBOR + 0.950%, 04/19/30 (144A) (a)	1,297,350	1,277,844
2.038%, 3M LIBOR + 0.940%, 10/21/30 (144A) (a)	5,000,000	4,899,285

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Madison Park Funding, Ltd.
2.053%, 3M LIBOR + 0.990%, 04/20/32 (144A) (a)	550,000	$535,701
2.056%, 3M LIBOR + 0.920%, 01/22/28 (144A) (a)	1,017,365	1,002,603
2.114%, 3M LIBOR + 1.070%, 07/15/33 (144A) (a)	350,000	341,881
2.144%, 3M LIBOR + 1.100%, 10/15/31 (144A) (a)	250,000	245,660
2.164%, 3M LIBOR + 1.120%, 07/15/34 (144A) (a)	790,000	765,629
2.164%, 3M LIBOR + 1.120%, 07/17/34 (144A) (a)	860,000	830,969
2.834%, 3M LIBOR + 1.650%, 04/25/29 (144A) (a)	250,000	242,676
3.225%, 3M LIBOR + 2.000%, 07/27/31 (144A) (a)	250,000	238,762
7.294%, 3M LIBOR + 6.250%, 10/19/34 (144A) (a)	250,000	220,918
Marble Point CLO, Ltd. 2.224%, 3M LIBOR + 1.180%, 12/18/30 (144A) (a)	580,000	569,202
Mariner CLO LLC 2.174%, 3M LIBOR + 0.990%, 07/23/29 (144A) (a)	262,474	259,158
2.684%, 3M LIBOR + 1.500%, 07/23/29 (144A) (a)	522,000	506,761
3.234%, 3M LIBOR + 2.050%, 07/23/29 (144A) (a)	1,015,000	980,384
Mariner Finance Issuance Trust 3.420%, 11/20/36 (144A)	100,000	83,092
3.510%, 07/20/32 (144A)	560,000	541,866
4.010%, 07/20/32 (144A)	490,000	470,161
4.680%, 11/20/36 (144A)	400,000	331,829
Merrill Lynch First Franklin Mortgage Loan Trust 1.864%, 1M LIBOR + 0.240%, 05/25/37 (a)	8,017,454	6,281,507
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,156,180	1,086,381
Mosaic Solar Loan Trust 2.100%, 04/20/46 (144A)	168,658	152,929
2.880%, 09/20/40 (144A)	132,012	120,124
MP CLO, Ltd. 2.313%, 3M LIBOR + 1.250%, 10/20/30 (144A) (a)	1,010,000	988,681
Neuberger Berman Loan Advisers CLO, Ltd. 1.964%, 3M LIBOR + 0.920%, 10/18/30 (144A) (a)	1,770,000	1,738,793
2.084%, 3M LIBOR + 1.040%, 04/15/34 (144A) (a)	440,000	423,841
2.144%, 3M LIBOR + 1.100%, 07/16/35 (144A) (a)	680,000	657,663
2.513%, 3M LIBOR + 1.450%, 07/20/31 (144A) (a)	250,000	238,938
Nomura Asset Acceptance Corp. Alternative Loan Trust 2.024%, 1M LIBOR + 0.400%, 10/25/36 (144A) (a)	84,844	97,610
OAK Hill European Credit Partners V DAC 1.900%, 3M EURIBOR + 1.900%, 01/21/35 (144A) (EUR) (a)	250,000	241,696
OCP CLO, Ltd. 1.989%, 3M LIBOR + 1.000%, 04/10/33 (144A) (a)	250,000	244,015
2.153%, 3M LIBOR + 1.090%, 07/20/32 (144A) (a)	500,000	487,123
2.243%, 3M LIBOR + 1.180%, 12/02/34 (144A) (a)	330,000	318,247
2.294%, 3M LIBOR + 1.080%, 04/26/31 (144A) (a)	160,000	156,936
2.614%, 3M LIBOR + 1.400%, 04/26/31 (144A) (a)	180,000	173,715
3.084%, 3M LIBOR + 1.900%, 04/24/29 (144A) (a)	911,000	888,824
3.428%, 3M LIBOR + 1.950%, 11/20/30 (144A) (a)	250,000	234,809
OCP Euro CLO DAC 5.940%, 3M EURIBOR + 5.940%, 09/22/34 (144A) (EUR) (a)	400,000	332,130
Octagon 54, Ltd. 4.094%, 3M LIBOR + 3.050%, 07/15/34 (144A) (a)	250,000	231,101
Octagon Investment Partners, Ltd. 2.004%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	2,210,000	2,167,511
2.064%, 3M LIBOR + 1.020%, 07/17/30 (144A) (a)	3,370,000	3,290,967

Asset-Backed - Other—(Continued)
Octagon Investment Partners, Ltd.
2.184%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	3,670,000	3,608,183
2.213%, 3M LIBOR + 1.150%, 07/20/34 (144A) (a)	1,170,000	1,126,534
2.253%, 3M LIBOR + 1.190%, 01/20/31 (144A) (a)	250,000	245,951
2.394%, 3M LIBOR + 1.350%, 07/19/30 (144A) (a)	250,000	243,565
2.764%, 3M LIBOR + 1.580%, 07/25/30 (144A) (a)	250,000	239,494
OHA Credit Funding, Ltd. 2.203%, 3M LIBOR + 1.140%, 07/02/35 (144A) (a)	550,000	533,546
2.248%, 3M LIBOR + 1.150%, 04/21/34 (144A) (a)	2,340,000	2,282,368
2.286%, 3M LIBOR + 1.150%, 10/22/36 (144A) (a)	250,000	241,433
2.713%, 3M LIBOR + 1.650%, 07/02/35 (144A) (a)	343,000	326,144
OHA Loan Funding, Ltd. 2.194%, 3M LIBOR + 1.150%, 01/19/37 (144A) (a)	500,000	483,482
2.545%, 3M LIBOR + 1.040%, 05/23/31 (144A) (a)	5,670,000	5,565,026
OneMain Financial Issuance Trust 3.140%, 10/14/36 (144A)	3,280,000	3,042,633
3.840%, 05/14/32 (144A)	2,037,008	2,031,200
Oportun Issuance Trust 1.960%, 05/08/31 (144A)	170,000	156,113
2.180%, 10/08/31 (144A)	2,500,000	2,312,508
2.670%, 10/08/31 (144A)	1,191,000	1,090,302
3.610%, 10/08/31 (144A)	383,000	343,539
3.650%, 05/08/31 (144A)	100,000	93,695
Owl Rock CLO VI, Ltd. 3.546%, 3M LIBOR + 1.450%, 06/21/32 (144A) (a)	250,000	243,512
OZLM Funding, Ltd. 2.386%, 3M LIBOR + 1.250%, 10/22/30 (144A) (a)	10,503,398	10,381,968
OZLM XXII, Ltd. 2.114%, 3M LIBOR + 1.070%, 01/17/31 (144A) (a)	249,683	245,615
OZLM, Ltd. 2.064%, 3M LIBOR + 1.020%, 04/15/31 (144A) (a)	520,000	509,246
2.963%, 3M LIBOR + 1.900%, 01/20/31 (144A) (a)	320,000	299,669
Palmer Square CLO, Ltd. 1.383%, 3M LIBOR + 1.150%, 01/15/35 (144A) (a)	250,000	242,113
2.044%, 3M LIBOR + 1.000%, 10/17/31 (144A) (a)	560,000	547,049
2.074%, 3M LIBOR + 1.030%, 04/18/31 (144A) (a)	1,040,000	1,021,902
2.144%, 3M LIBOR + 1.100%, 07/16/31 (144A) (a)	1,240,000	1,216,488
2.174%, 3M LIBOR + 1.130%, 01/17/31 (144A) (a)	1,312,000	1,290,622
2.491%, 3M LIBOR + 1.080%, 11/15/31 (144A) (a)	250,000	244,447
2.635%, 3M LIBOR + 1.130%, 05/21/34 (144A) (a)	4,195,000	4,070,136
3.205%, 3M LIBOR + 1.700%, 05/21/34 (144A) (a)	250,000	237,779
6.663%, 3M LIBOR + 5.600%, 07/16/31 (144A) (a)	250,000	224,839
Palmer Square Loan Funding, Ltd. 2.828%, 3M LIBOR + 1.350%, 02/20/28 (144A) (a)	980,000	958,971
6.044%, 3M LIBOR + 5.000%, 10/15/29 (144A) (a)	270,000	229,868
6.828%, 3M LIBOR + 5.350%, 08/20/27 (144A) (a)	250,000	235,024
7.084%, 3M LIBOR + 5.900%, 10/24/27 (144A) (a)	262,000	261,739
Parallel, Ltd. 2.813%, 3M LIBOR + 1.750%, 07/20/27 (144A) (a)	350,000	338,881
Park Avenue Institutional Advisers CLO, Ltd. 2.651%, 3M LIBOR + 1.240%, 02/14/34 (144A) (a)	1,050,000	1,022,773
2.961%, 3M LIBOR + 1.550%, 02/14/34 (144A) (a)	730,000	684,182
8.363%, 3M LIBOR + 7.300%, 01/20/34 (144A) (a)	250,000	217,771
Pikes Peak CLO 2.233%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,180,000	1,143,921
2.364%, 3M LIBOR + 1.180%, 07/24/31 (144A) (a)	250,000	246,162

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Post CLO, Ltd. 3.994%, 3M LIBOR + 2.950%, 04/16/31 (144A) (a)	250,000	$236,074
PRET LLC 2.487%, 07/25/51 (144A) (m)	2,167,675	2,026,838
Prima Capital CRE Securitization, Ltd. 4.000%, 08/24/40 (144A)	1,740,000	1,613,923
4.000%, 08/24/49 (144A)	260,000	249,449
Progress Residential Trust 2.757%, 04/17/38 (144A)	500,000	428,121
3.395%, 04/19/38 (144A)	967,000	857,741
3.407%, 05/17/38 (144A)	1,340,000	1,209,803
3.436%, 05/17/26 (144A)	1,070,000	933,436
3.666%, 12/17/40 (144A)	348,000	289,604
4.053%, 11/17/40 (144A)	221,000	178,364
4.608%, 12/17/40 (144A)	1,406,000	1,171,083
Race Point CLO, Ltd. 1.984%, 3M LIBOR + 0.940%, 10/15/30 (144A) (a)	789,000	774,755
Rad CLO, Ltd. 1.337%, 3M LIBOR + 1.090%, 01/20/34 (144A) (a)	250,000	244,569
2.124%, 3M LIBOR + 1.080%, 10/15/31 (144A) (a)	540,000	527,850
2.594%, 3M LIBOR + 1.550%, 04/15/32 (144A) (a)	250,000	238,531
3.794%, 3M LIBOR + 2.750%, 04/15/32 (144A) (a)	250,000	235,574
3.984%, 3M LIBOR + 2.800%, 04/25/32 (144A) (a)	250,000	243,955
Regatta VI Funding, Ltd. 2.223%, 3M LIBOR + 1.160%, 04/20/34 (144A) (a)	760,000	727,846
Regatta VII Funding, Ltd. 3.246%, 3M LIBOR + 1.150%, 06/20/34 (144A) (a)	280,000	271,323
Regatta XVI Funding, Ltd. 3.094%, 3M LIBOR + 2.050%, 01/15/33 (144A) (a)	250,000	239,749
Regional Management Issuance Trust 3.875%, 10/17/33 (g) (h)	3,710,000	3,543,766
Republic Finance Issuance Trust 2.300%, 12/22/31 (144A)	2,250,000	2,086,727
2.800%, 12/22/31 (144A)	500,000	456,566
3.530%, 12/22/31 (144A)	170,000	154,792
Riserva CLO, Ltd. 2.104%, 3M LIBOR + 1.060%, 01/18/34 (144A) (a)	940,000	906,049
Rockfield Park CLO DAC 5.950%, 3M EURIBOR + 5.950%, 07/16/34 (EUR) (a)	250,000	196,437
Rockford Tower CLO, Ltd. 2.163%, 3M LIBOR + 1.100%, 04/20/34 (144A) (a)	1,856,000	1,780,745
2.233%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,260,000	1,225,477
2.253%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	3,405,000	3,337,295
2.544%, 3M LIBOR + 1.500%, 10/15/29 (144A) (a)	1,781,000	1,719,648
2.713%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	1,160,000	1,086,573
3.128%, 3M LIBOR + 1.650%, 08/20/32 (144A) (a)	250,000	236,087
3.894%, 3M LIBOR + 2.850%, 10/15/29 (144A) (a)	939,000	877,827
Rockford Tower Europe CLO DAC 5.360%, 3M EURIBOR + 5.360%, 12/20/31 (144A) (EUR) (a)	270,000	230,132
Romark CLO, Ltd. 4.189%, 3M LIBOR + 3.200%, 07/10/34 (144A) (a)	310,000	283,809
5.989%, 3M LIBOR + 5.000%, 07/10/34 (144A) (a)	250,000	234,063
Romark WM-R, Ltd. 2.093%, 3M LIBOR + 1.030%, 04/20/31 (144A) (a)	247,404	242,977

Asset-Backed - Other—(Continued)
RR, Ltd. 2.134%, 3M LIBOR + 1.090%, 01/15/30 (144A) (a)	860,000	846,878
2.194%, 3M LIBOR + 1.150%, 07/15/35 (144A) (a)	1,620,000	1,572,299
2.694%, 3M LIBOR + 1.650%, 10/15/31 (144A) (a)	250,000	241,851
RRE 9 Loan Management DAC 1.700%, 3M EURIBOR + 1.700%, 10/15/36 (144A) (EUR) (a)	560,000	527,809
Service Experts Issuer LLC 2.670%, 02/02/32 (144A)	1,111,373	1,024,725
SG Mortgage Securities Trust 1.834%, 1M LIBOR + 0.210%, 10/25/36 (a)	570,000	435,497
Signal Peak CLO, Ltd. 2.204%, 3M LIBOR + 1.160%, 04/17/34 (144A) (a)	3,750,000	3,636,431
2.563%, 3M LIBOR + 1.500%, 04/20/29 (144A) (a)	1,412,000	1,376,509
2.844%, 3M LIBOR + 1.800%, 04/17/34 (144A) (a)	490,000	462,456
Silver Creek CLO, Ltd. 2.303%, 3M LIBOR + 1.240%, 07/20/30 (144A) (a)	1,623,518	1,604,495
Sixth Street CLO, Ltd 2.163%, 3M LIBOR + 1.100%, 07/20/34 (144A) (a)	2,890,000	2,794,312
Sound Point CLO, Ltd. 2.084%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	226,631	222,969
2.214%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	4,840,000	4,648,655
2.284%, 3M LIBOR + 1.070%, 01/26/31 (144A) (a)	500,000	489,277
2.464%, 3M LIBOR + 1.280%, 01/25/32 (144A) (a)	350,000	343,023
3.113%, 3M LIBOR + 2.050%, 10/20/28 (144A) (a)	780,000	749,848
4.413%, 3M LIBOR + 3.350%, 07/20/34 (144A) (a)	250,000	227,267
Soundview Home Loan Trust 2.419%, 1M LIBOR + 0.795%, 01/25/35 (a)	15,552	13,803
Steele Creek CLO, Ltd. 2.294%, 3M LIBOR + 1.250%, 10/15/30 (144A) (a)	670,000	658,890
Symphony CLO, Ltd. 2.143%, 3M LIBOR + 1.080%, 04/20/33 (144A) (a)	398,000	388,692
2.644%, 3M LIBOR + 1.600%, 01/15/34 (144A) (a)	250,000	239,309
TCI-Flatiron CLO, Ltd. 2.404%, 3M LIBOR + 0.960%, 11/18/30 (144A) (a)	680,000	670,844
TCW CLO AMR, Ltd. 2.631%, 3M LIBOR + 1.220%, 08/16/34 (144A) (a)	250,000	242,843
TIAA CLO, Ltd. 2.194%, 3M LIBOR + 1.150%, 01/16/31 (144A) (a)	571,000	562,997
TICP CLO, Ltd. 2.164%, 3M LIBOR + 1.120%, 01/15/34 (144A) (a)	820,000	794,436
2.214%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	250,000	242,482
2.544%, 3M LIBOR + 1.500%, 01/15/34 (144A) (a)	1,050,000	991,714
8.094%, 3M LIBOR + 7.050%, 04/15/33 (144A) (a)	500,000	446,255
Trestles CLO, Ltd. 2.233%, 3M LIBOR + 1.170%, 10/20/34 (144A) (a)	1,190,000	1,149,851
2.268%, 3M LIBOR + 1.170%, 07/21/34 (144A) (a)	1,170,000	1,132,059
2.393%, 3M LIBOR + 1.330%, 01/20/33 (144A) (a)	1,170,000	1,147,570
2.913%, 3M LIBOR + 1.850%, 01/20/33 (144A) (a)	520,000	499,712
4.084%, 3M LIBOR + 2.900%, 04/25/32 (144A) (a)	250,000	233,683
Tricon American Homes Trust 4.564%, 05/17/37 (144A)	260,000	255,969
4.960%, 05/17/37 (144A)	180,000	174,045
Tricon Residential Trust 3.692%, 07/17/38 (144A)	795,000	705,703
4.133%, 07/17/38 (144A)	639,000	562,730

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Trinitas CLO, Ltd. 2.444%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	160,000	$153,549
3.184%, 3M LIBOR + 2.000%, 01/25/34 (144A) (a)	560,000	530,945
4.184%, 3M LIBOR + 3.000%, 01/25/34 (144A) (a)	400,000	376,195
Upstart Pass-Through Trust 2.000%, 07/20/27 (144A)	84,896	80,683
Venture CLO, Ltd. 2.114%, 3M LIBOR + 1.070%, 07/18/31 (144A) (a)	420,000	410,547
VOLT CVI LLC 2.734%, 12/26/51 (144A) (m)	2,280,453	2,143,330
Voya CLO, Ltd. 2.103%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	357,000	342,153
2.104%, 3M LIBOR + 1.060%, 04/15/31 (144A) (a)	1,989,000	1,953,516
2.174%, 3M LIBOR + 1.130%, 10/15/30 (144A) (a)	1,020,000	1,004,664
Voya Euro CLO DAC 1.750%, 3M EURIBOR + 1.750%, 04/15/35 (144A) (EUR) (a)	340,000	324,386
3.100%, 3M EURIBOR + 3.100%, 04/15/35 (144A) (EUR) (a)	250,000	221,615
5.810%, 3M EURIBOR + 5.810%, 04/15/35 (144A) (EUR) (a)	250,000	198,371
Washington Mutual Asset-Backed Certificates Trust 1.779%, 1M LIBOR + 0.155%, 10/25/36 (a)	565,637	451,048
1.984%, 1M LIBOR + 0.360%, 09/25/36 (a)	1,820,958	648,204
Whitebox CLO, Ltd. 4.234%, 3M LIBOR + 3.050%, 07/24/32 (144A) (a)	500,000	476,900
4.394%, 3M LIBOR + 3.350%, 10/15/34 (144A) (a)	250,000	235,985
7.584%, 3M LIBOR + 6.400%, 07/24/32 (144A) (a)	250,000	222,451
7.894%, 3M LIBOR + 6.850%, 10/15/34 (144A) (a)	250,000	221,705
Woodmont Trust 2.733%, 3M LIBOR + 1.670%, 04/20/33 (144A) (a)	1,570,000	1,518,703

		290,640,490

Asset-Backed - Student Loan—1.0%
College Avenue Student Loans LLC 2.420%, 06/25/52 (144A)	190,000	169,119
2.720%, 06/25/52 (144A)	100,000	88,332
4.110%, 07/26/55 (144A)	100,000	87,438
Navient Private Education Refi Loan Trust 2.224%, 1M LIBOR + 0.900%, 11/15/68 (144A) (a)	415,684	408,781
2.610%, 04/15/60 (144A)	280,000	258,691
2.690%, 07/15/69 (144A)	450,000	399,786
3.480%, 04/15/60 (144A)	710,000	636,541
4.000%, 04/15/60 (144A)	230,000	206,340
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	2,830,000	2,326,186
2.680%, 04/20/62 (144A)	3,120,000	2,646,412
2.850%, 04/20/62 (144A)	3,661,000	3,164,622
2.900%, 04/20/62 (144A)	1,640,000	1,403,087
3.360%, 04/20/62 (144A)	110,000	91,599
3.500%, 04/20/62 (144A)	170,000	148,364
3.570%, 04/20/62 (144A)	870,000	738,713
3.750%, 04/20/62 (144A)	2,130,000	1,909,356
4.380%, 04/20/62 (144A)	100,000	84,212
4.440%, 04/20/62 (144A)	160,000	135,353
4.750%, 04/20/62 (144A)	260,000	226,590
4.930%, 04/20/62 (144A)	860,000	774,947

Asset-Backed - Student Loan—(Continued)
Prodigy Finance DAC 2.874%, 1M LIBOR + 1.250%, 07/25/51 (144A) (a)	888,949	873,368
4.124%, 1M LIBOR + 2.500%, 07/25/51 (144A) (a)	250,000	246,506
Scholar Funding Trust 2.283%, 1M LIBOR + 0.650%, 01/30/45 (144A) (a)	3,140,140	3,047,517
SLM Private Credit Student Loan Trust 2.159%, 3M LIBOR + 0.330%, 03/15/24 (a)	470,803	467,787
SLM Private Education Loan Trust 6.074%, 1M LIBOR + 4.750%, 10/15/41 (144A) (a)	3,133,219	3,422,274
SMB Private Education Loan Trust 2.300%, 01/15/53 (144A)	150,000	133,584
2.990%, 01/15/53 (144A)	2,040,000	1,830,938
3.000%, 01/15/53 (144A)	120,000	112,173
3.500%, 12/17/40 (144A)	1,340,000	1,292,307
3.860%, 01/15/53 (144A)	1,560,000	1,455,867
3.930%, 01/15/53 (144A)	100,000	91,280

		28,878,070

Total Asset-Backed Securities (Cost $368,385,815)		349,600,625

Mortgage-Backed Securities—7.1%

Collateralized Mortgage Obligations—3.2%
Agate Bay Mortgage Trust 3.528%, 06/25/45 (144A) (a)	104,000	95,415
3.546%, 04/25/45 (144A) (a)	150,000	140,144
3.694%, 01/25/45 (144A) (a)	130,000	122,761
Ajax Mortgage Loan Trust Zero Coupon, 02/26/57 (144A)	50,644	35,010
Zero Coupon, 08/25/57 (144A)	1	1
Zero Coupon, 12/25/57 (144A) (a)	39,279	36,930
Zero Coupon, 04/25/58 (144A)	22,230	21,656
Zero Coupon, 06/25/58 (144A) (a)	1,890	1,841
Zero Coupon, 08/25/58 (144A) (a)	6,454	4,600
Zero Coupon, 11/25/58 (144A)	79,870	52,701
Zero Coupon, 09/25/59 (144A)	2,293,192	2,165,957
Zero Coupon, 11/25/59 (144A)	979,559	1,033,100
Zero Coupon, 12/25/59 (144A)	1,726,203	1,082,329
1.740%, 12/25/60 (144A) (a)	4,455,365	3,936,107
1.875%, 06/25/61 (144A) (a) (m)	16,123,163	14,895,612
2.000%, 03/25/60 (144A) (m)	5,598,532	5,197,496
2.115%, 01/25/61 (144A) (m)	2,379,394	2,224,105
2.250%, 06/25/60 (144A) (m)	860,116	817,580
2.250%, 09/27/60 (144A) (m)	267,675	262,468
2.375%, 12/25/59 (144A) (m)	3,773,959	3,651,584
2.693%, 12/25/60 (144A) (a)	744,000	628,032
2.940%, 12/25/60 (144A) (a)	293,000	237,790
3.000%, 09/25/59 (144A) (m)	4,720,588	4,649,122
3.000%, 11/25/59 (144A) (m)	1,174,303	1,166,411
3.500%, 12/25/59 (144A) (m)	732,499	699,655
3.729%, 12/25/60 (144A) (a)	449,000	373,568
4.250%, 09/25/59 (144A) (m)	432,000	422,460
4.250%, 11/25/59 (144A) (m)	400,000	391,186
4.875%, 09/25/59 (144A) (m)	570,000	561,366

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Alternative Loan Trust 1.802%, 1M LIBOR + 0.190%, 03/20/47 (a)	993,988	$799,649
1.812%, 1M LIBOR + 0.200%, 07/20/46 (a)	1,649,421	1,259,636
1.904%, 1M LIBOR + 0.280%, 04/25/47 (a)	448,095	390,599
1.974%, 1M LIBOR + 0.350%, 06/25/35 (a)	971,286	830,004
2.004%, 1M LIBOR + 0.380%, 10/25/46 (a)	616,354	556,559
2.084%, 1M LIBOR + 0.460%, 11/25/36 (a)	530,014	491,047
2.206%, 12M MTA + 1.730%, 11/25/46 (a)	1,757,338	1,415,169
2.224%, 1M LIBOR + 0.600%, 01/25/36 (a)	318,268	282,417
5.500%, 04/25/37	560,497	341,705
6.000%, 04/25/37	93,892	50,443
6.000%, 05/25/37	2,110,046	1,162,408
American Home Mortgage Assets Trust 1.396%, 12M MTA + 0.920%, 11/25/46 (a)	239,471	76,831
1.416%, 12M MTA + 0.940%, 10/25/46 (a)	343,180	254,025
APS Resecuritization Trust 4.474%, 1M LIBOR + 2.850%, 09/27/46 (144A) (a)	709,005	707,875
Ari Investments LLC 2.986%, 01/06/25	673,595	671,911
Barclays Mortgage Trust 2.000%, 11/25/51 (144A) (m)	4,347,083	4,131,094
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35 (m)	1,326,933	978,407
6.250%, 02/25/36 (m)	2,048,278	1,516,012
Chase Mortgage Finance Trust 6.000%, 12/25/37	6,458,198	3,268,019
CHL Mortgage Pass-Through Trust 1.436%, 12M MTA + 0.960%, 04/25/46 (a)	3,120,819	1,081,689
Credit Suisse Mortgage Capital Certificates 2.436%, 02/25/61 (144A) (a)	1,971,301	1,835,021
6.500%, 10/27/37 (144A)	2,614,705	1,137,003
CSFB Mortgage-Backed Pass-Through Certificates 2.974%, 1M LIBOR + 1.350%, 11/25/35 (a)	413,733	83,899
Deutsche ALT-A Securities Mortgage Loan Trust 1.794%, 1M LIBOR + 0.170%, 08/25/47 (a)	293,703	310,001
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 1.523%, 1M LIBOR + 0.500%, 01/27/37 (144A) (a)	3,511	3,526
GreenPoint Mortgage Funding Trust 2.476%, 12M MTA + 2.000%, 03/25/36 (a)	121,353	116,633
GS Mortgage-Backed Securities Corp. 4.341%, 11/25/49 (144A) (a)	255,896	241,275
GSR Mortgage Loan Trust 6.000%, 07/25/37	380,149	282,524
HarborView Mortgage Loan Trust 1.817%, 1M LIBOR + 0.205%, 12/19/36 (a)	2,293,972	2,006,013
Impac Secured Assets Trust 1.964%, 1M LIBOR + 0.340%, 11/25/36 (a)	182,563	160,905
IndyMac INDX Mortgage Loan Trust 3.056%, 09/25/37 (a)	652,433	458,187
JPMorgan Alternative Loan Trust 2.044%, 1M LIBOR + 0.420%, 03/25/37 (a)	762,094	754,620
3.330%, 05/25/37 (a)	148,062	129,735
JPMorgan Mortgage Trust 0.271%, 02/25/52 (144A) (a) (b)	9,674,660	119,271
0.500%, 02/25/52 (144A) (a) (b)	9,675,497	279,368
2.500%, 02/25/52 (144A) (a)	7,550,226	6,475,218

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
3.218%, 02/25/52 (144A) (a)	129,982	47,025
3.271%, 02/25/52 (144A) (a)	995,620	808,254
6.500%, 08/25/36	185,542	86,746
Legacy Mortgage Asset Trust 1.750%, 04/25/61 (144A) (m)	3,358,891	3,148,810
2.734%, 01/25/60 (144A) (m)	281,953	274,757
MASTR Resecuritization Trust 1.324%, 08/25/37 (144A) (a)	241,684	128,654
Merrill Lynch Mortgage Investors Trust 2.789%, 05/25/36 (a)	559,888	440,447
MFA Trust 3.514%, 04/25/65 (144A) (a)	540,000	497,888
Mortgage Loan Resecuritization Trust 1.402%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	998,881	934,151
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (a)	261,130	257,314
New York Mortgage Trust, Inc. 2.944%, 10/25/60 (144A) (a)	2,237,231	2,167,318
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.134%, 05/25/36 (m)	224,749	57,693
Preston Ridge Partners Mortgage LLC 2.951%, 10/25/25 (144A) (m)	1,157,740	1,119,934
RFMSI Trust 4.627%, 08/25/36 (a)	892,803	634,475
RMF Buyout Issuance Trust 3.690%, 11/25/31 (144A) (a)	509,000	464,810
Seasoned Credit Risk Transfer Trust Zero Coupon, 07/25/56 (144A) (n)	795,669	178,882
3.556%, 05/25/57 (a)	160,422	79,365
3.843%, 07/25/56 (144A) (a) (b)	1,031,650	100,532
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (a)	2,550,000	2,445,447
Sequoia Mortgage Trust 2.978%, 07/20/37 (a)	169,520	141,131
Structured Adjustable Rate Mortgage Loan Trust 3.023%, 04/25/36 (a)	196,379	130,969
3.387%, 04/25/47 (a)	578,129	313,796
Structured Asset Mortgage Investments Trust 2.004%, 1M LIBOR + 0.380%, 06/25/36 (a)	829,228	721,822
2.044%, 1M LIBOR + 0.420%, 05/25/46 (a)	141,111	93,892
2.084%, 1M LIBOR + 0.460%, 02/25/36 (a)	1,102,340	945,798
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	218,094	217,487
Verus Securitization Trust 2.601%, 05/25/65 (144A) (a)	391,000	353,991
VISIO Trust 3.910%, 11/25/54 (144A) (a)	169,000	144,030
Vista Point Securitization Trust 4.900%, 04/25/65 (144A) (a)	100,000	95,435
Voyager OPTONE Delaware Trust 6.981%, 02/25/38 (144A) (a) (b)	3,068,668	880,008
WaMu Mortgage Pass-Through Certificates Trust 1.226%, 12M MTA + 0.750%, 06/25/47 (a)	445,119	390,975

		$97,867,521

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—3.9%
1211 Avenue of the Americas Trust 4.280%, 08/10/35 (144A) (a)	230,000	$205,716
ACEN Mortgage Trust 4.424%, 1M LIBOR + 3.100%, 04/15/34 (144A) (a)	453,000	429,409
Arbor Multifamily Mortgage Securities Trust 1.750%, 05/15/53 (144A)	126,000	82,817
Ashford Hospitality Trust, Inc. 3.424%, 1M LIBOR + 2.100%, 04/15/35 (144A) (a)	138,000	129,048
Atrium Hotel Portfolio Trust 3.274%, 1M LIBOR + 1.950%, 12/15/36 (144A) (a)	1,540,000	1,423,804
4.374%, 1M LIBOR + 3.050%, 12/15/36 (144A) (a)	178,038	160,132
BAMLL Commercial Mortgage Securities Trust 2.725%, 1M LIBOR + 1.400%, 11/15/33 (144A) (a)	510,000	471,420
2.825%, 1M LIBOR + 1.500%, 11/15/32 (144A) (a)	300,000	262,806
3.325%, 1M LIBOR + 2.000%, 11/15/32 (144A) (a)	630,000	521,653
3.716%, 04/14/33 (144A) (a)	250,000	225,245
Banc of America Commercial Mortgage Trust 0.736%, 02/15/50 (a) (b)	4,070,000	101,047
1.393%, 02/15/50 (144A) (a) (b)	2,000,000	99,800
BANK 0.462%, 09/15/62 (a) (b)	8,619,000	197,033
Barclays Commercial Mortgage Trust 2.046%, 1M LIBOR + 0.722%, 03/15/37 (144A) (a)	280,000	267,004
Bayview Commercial Asset Trust 1.894%, 1M LIBOR + 0.270%, 03/25/37 (144A) (a)	153,926	140,679
1.999%, 1M LIBOR + 0.375%, 10/25/36 (144A) (a)	104,541	97,071
2.074%, 1M LIBOR + 0.450%, 01/25/36 (144A) (a)	74,473	67,431
2.074%, 1M LIBOR + 0.450%, 10/25/36 (144A) (a)	106,375	98,955
2.164%, 1M LIBOR + 0.540%, 04/25/36 (144A) (a)	82,624	74,000
2.299%, 1M LIBOR + 0.675%, 01/25/36 (144A) (a)	55,441	50,116
3.124%, 1M LIBOR + 1.500%, 12/25/37 (144A) (a)	1,211,772	1,099,082
BB-UBS Trust 0.730%, 11/05/36 (144A) (a) (b)	85,480,000	1,134,063
4.160%, 11/05/36 (144A) (a)	330,000	298,318
BBCMS Mortgage Trust 4.824%, 1M LIBOR + 3.500%, 08/15/36 (144A) (a)	297,000	277,595
Beast Mortgage Trust 2.424%, 1M LIBOR + 1.100%, 04/15/36 (144A) (a)	604,000	571,882
2.674%, 1M LIBOR + 1.350%, 04/15/36 (144A) (a)	751,000	701,043
2.924%, 1M LIBOR + 1.600%, 04/15/36 (144A) (a)	697,000	646,130
3.424%, 1M LIBOR + 2.100%, 04/15/36 (144A) (a)	589,000	543,607
4.224%, 1M LIBOR + 2.900%, 04/15/36 (144A) (a)	576,000	530,891
5.124%, 1M LIBOR + 3.800%, 04/15/36 (144A) (a)	641,000	591,623
6.226%, 1M LIBOR + 4.902%, 04/15/36 (144A) (a)	454,000	419,755
Benchmark Mortgage Trust 1.202%, 03/15/52 (a) (b)	3,569,256	188,284
1.381%, 02/15/54 (a) (b)	5,114,888	378,442
4.594%, 05/15/55 (a)	530,000	536,166
BFLD Trust 5.024%, 1M LIBOR + 3.700%, 10/15/35 (144A) (a)	980,000	921,201
BHMS Mortgage Trust 2.574%, 1M LIBOR + 1.250%, 07/15/35 (144A) (a)	260,000	249,969
BPR Trust 4.924%, 1M LIBOR + 3.600%, 09/15/38 (144A) (a)	492,000	471,951

Commercial Mortgage-Backed Securities—(Continued)
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,393,781
3.454%, 03/10/33 (144A)	1,847,304	1,771,592
3.633%, 03/10/33 (144A)	600,000	553,393
BX Commercial Mortgage Trust 2.234%, 1M LIBOR + 0.910%, 02/15/33 (144A) (a)	2,391,915	2,322,032
2.843%, 03/09/44 (144A)	1,167,000	1,004,283
3.474%, 1M LIBOR + 2.150%, 02/15/33 (144A) (a)	1,466,417	1,424,522
3.495%, 1M LIBOR + 2.171%, 10/15/36 (144A) (a)	936,000	869,965
3.574%, 1M LIBOR + 2.250%, 01/15/34 (144A) (a)	280,000	261,973
3.624%, 1M LIBOR + 2.300%, 10/15/36 (144A) (a)	3,944,000	3,736,997
3.974%, 1M LIBOR + 2.650%, 10/15/36 (144A) (a)	3,802,050	3,573,987
4.125%, 1M LIBOR + 2.800%, 06/15/38 (144A) (a)	2,034,939	1,871,962
4.144%, 1M LIBOR + 2.820%, 12/15/38 (144A) (a)	1,443,000	1,341,563
4.324%, 1M LIBOR + 3.000%, 01/15/34 (144A) (a)	430,000	399,519
5.075%, 1M LIBOR + 3.750%, 06/15/38 (144A) (a)	1,796,392	1,646,530
5.574%, 1M LIBOR + 4.250%, 02/15/33 (144A) (a)	979,005	951,453
BX Trust 3.202%, 12/09/41 (144A)	168,000	150,102
3.219%, 1M LIBOR + 1.895%, 10/15/36 (144A) (a)	344,000	320,248
3.725%, 1M LIBOR + 2.400%, 02/15/36 (144A) (a)	1,920,000	1,756,141
4.076%, 12/09/41 (144A) (a)	3,534,000	2,955,097
4.325%, 1M LIBOR + 3.000%, 02/15/36 (144A) (a)	2,520,000	2,297,385
4.466%, 1M LIBOR + 3.142%, 10/15/36 (144A) (a)	1,087,000	981,185
5.357%, 1M LIBOR + 4.033%, 09/15/34 (144A) (a)	206,000	189,353
BXP Trust 2.868%, 01/15/44 (144A) (a)	454,000	324,813
3.670%, 08/13/37 (144A) (a)	760,000	656,349
Cassia SRL 2.500%, 3M EURIBOR + 2.500%, 05/22/34 (144A) (EUR) (a)	1,277,000	1,315,580
CD Commercial Mortgage Trust 3.631%, 02/10/50	350,000	340,727
3.956%, 08/15/50 (a)	363,000	339,846
CFCRE Commercial Mortgage Trust 0.861%, 05/10/58 (a) (b)	2,370,000	56,960
4.690%, 02/15/33 (144A)	220,000	217,990
CFK Trust 4.791%, 01/15/39 (144A) (a)	728,000	655,282
CHC Commercial Mortgage Trust 2.824%, 1M LIBOR + 1.500%, 06/15/34 (144A) (a)	1,685,274	1,629,453
Citigroup Commercial Mortgage Trust 0.912%, 11/10/42 (144A) (a) (b)	7,730,000	422,097
4.889%, 05/10/36 (144A) (a)	1,107,000	1,113,117
5.051%, 04/15/49 (a)	10,000	9,291
Cold Storage Trust 4.090%, 1M LIBOR + 2.766%, 11/15/37 (144A) (a)	1,582,615	1,531,854
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.168%, 02/10/35 (144A) (a) (b)	60,958,000	143,861
1.129%, 03/10/46 (a) (b)	18,999,249	23,705
3.285%, 10/10/36 (144A) (a)	270,000	224,112
3.550%, 07/15/47	456,647	451,236
4.477%, 07/10/48 (a)	967,000	908,685
4.822%, 02/10/47 (a)	635,000	625,974

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital Certificates Trust 2.274%, 1M LIBOR + 0.950%, 12/15/30 (144A) (a)	280,000	$277,553
3.904%, 11/10/32 (144A) (a)	301,000	285,661
6.186%, 1M LIBOR + 4.862%, 10/15/37 (144A) (a)	750,000	712,227
Credit Suisse Mortgage Trust 4.825%, 1M LIBOR + 3.500%, 11/15/38 (144A) (a)	191,000	179,497
CSAIL Commercial Mortgage Trust 0.215%, 11/15/50 (a) (b)	3,940,000	46,681
0.700%, 09/15/52 (a) (b)	4,150,000	142,151
1.500%, 09/15/52 (a) (b)	3,114,023	213,150
1.716%, 06/15/52 (a) (b)	7,100,849	583,310
3.504%, 06/15/57	320,000	313,391
4.237%, 06/15/52 (a)	130,000	114,866
DBJPM Mortgage Trust 1.000%, 06/10/50 (a) (b)	2,060,000	83,045
3.276%, 05/10/49	240,000	231,775
DBUBS Mortgage Trust 3.452%, 10/10/34 (144A)	850,000	825,698
3.648%, 10/10/34 (144A) (a)	1,511,000	1,389,919
ELP Commercial Mortgage Trust 4.441%, 1M LIBOR + 3.116%, 11/15/38 (144A) (a)	994,000	911,113
4.940%, 1M LIBOR + 3.615%, 11/15/38 (144A) (a)	385,000	352,549
Extended Stay America Trust 3.575%, 1M LIBOR + 2.250%, 07/15/38 (144A) (a)	844,801	815,101
4.175%, 1M LIBOR + 2.850%, 07/15/38 (144A) (a)	1,341,742	1,282,363
5.025%, 1M LIBOR + 3.700%, 07/15/38 (144A) (a)	1,401,375	1,345,776
GCT Commercial Mortgage Trust 2.124%, 1M LIBOR + 0.800%, 02/15/38 (144A) (a)	310,000	300,090
3.674%, 1M LIBOR + 2.350%, 02/15/38 (144A) (a)	100,000	94,964
GS Mortgage Securities Corp. II 3.573%, 12/10/30 (144A) (a)	250,000	249,724
5.366%, 05/03/32 (144A)	840,000	848,153
GS Mortgage Securities Corp. Trust 1.845%, 12/12/53 (144A) (a) (b)	3,125,086	318,712
2.856%, 05/10/34 (144A)	710,000	708,839
3.824%, 1M LIBOR + 2.500%, 11/15/37 (144A) (a)	160,000	156,666
4.760%, 1M LIBOR + 3.435%, 11/15/36 (144A) (a)	301,000	281,092
GS Mortgage Securities Trust 3.000%, 08/10/50 (144A)	103,000	82,928
3.931%, 11/10/52 (a)	110,000	95,630
3.932%, 10/10/35 (144A) (a)	200,000	177,251
4.529%, 04/10/47 (a)	50,000	48,010
4.569%, 07/10/48 (a)	110,000	103,862
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,207,964
HONO Mortgage Trust 4.674%, 1M LIBOR + 3.350%, 10/15/36 (144A) (a)	387,000	365,514
5.724%, 1M LIBOR + 4.400%, 10/15/36 (144A) (a)	263,000	247,530
Hudson Yards Mortgage Trust 3.041%, 12/10/41 (144A) (a)	930,000	719,162
3.558%, 07/10/39 (144A) (a)	511,000	425,571
IMT Trust 3.478%, 06/15/34 (144A)	540,000	526,858
3.613%, 06/15/34 (144A) (a)	570,000	539,515

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 0.722%, 05/15/48 (a) (b)	611,661	8,217
0.965%, 09/15/47 (a) (b)	1,276,835	17,163
4.265%, 12/15/48 (144A) (a)	300,000	263,146
JPMCC Commercial Mortgage Securities Trust 3.490%, 07/15/50	320,000	308,814
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (b)	2,067,000	54,675
JPMorgan Chase Commercial Mortgage Securities Corp. 3.774%, 1M LIBOR + 2.450%, 04/15/38 (144A) (a)	1,030,000	952,396
4.274%, 1M LIBOR + 2.950%, 04/15/38 (144A) (a)	1,080,000	992,037
JPMorgan Chase Commercial Mortgage Securities Trust 0.647%, 04/15/46 (a) (b)	4,900,000	20,437
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	136,261
2.710%, 1M LIBOR + 1.060%, 06/15/35 (144A) (a)	310,107	301,927
2.949%, 09/06/38 (144A) (a)	238,000	220,092
3.024%, 1M LIBOR + 1.700%, 04/15/38 (144A) (a)	787,000	743,509
3.484%, 1M LIBOR + 2.160%, 07/15/36 (144A) (a)	570,000	535,048
4.050%, 09/15/50	110,000	103,849
4.095%, 1M LIBOR + 2.770%, 10/15/33 (144A) (a)	180,000	170,034
4.324%, 1M LIBOR + 3.000%, 07/15/36 (144A) (a)	774,000	711,277
4.383%, 01/15/49 (a)	765,000	673,501
4.818%, 1M TSFR + 3.540%, 04/15/37 (144A) (a)	921,000	847,274
KKR Industrial Portfolio Trust 2021-KDIP 3.374%, 1M LIBOR + 2.050%, 12/15/37 (144A) (a)	420,000	386,246
KNDL Mortgage Trust 3.124%, 1M LIBOR + 1.800%, 05/15/36 (144A) (a)	2,728,000	2,631,118
LB-UBS Commercial Mortgage Trust 1.159%, 12/15/52 (a) (b)	7,222,705	373,274
Lehman Brothers Small Balance Commercial Mortgage Trust 1.874%, 1M LIBOR + 0.250%, 03/25/37 (144A) (a)	102,655	101,984
2.074%, 1M LIBOR + 0.450%, 09/25/36 (144A) (a)	349,660	334,549
Life Mortgage Trust 3.674%, 1M LIBOR + 2.350%, 03/15/38 (144A) (a)	1,287,691	1,198,838
LSTAR Commercial Mortgage Trust 0.943%, 03/10/50 (144A) (a) (b)	651,905	15,575
3.296%, 04/20/48 (144A) (a)	65,548	64,389
LUXE Trust 4.074%, 1M LIBOR + 2.750%, 10/15/38 (144A) (a)	100,000	93,029
Med Trust 6.575%, 1M LIBOR + 5.250%, 11/15/38 (144A) (a)	5,601,839	5,043,400
MF1 5.499%, 1M TSFR + 4.220%, 12/15/34 (144A) (a)	163,000	149,503
MFT Trust 3.593%, 02/10/42 (144A) (a)	1,542,000	1,256,270
MHC Commercial Mortgage Trust 3.425%, 1M LIBOR + 2.101%, 04/15/38 (144A) (a)	2,540,000	2,390,555
3.925%, 1M LIBOR + 2.601%, 04/15/38 (144A) (a)	1,040,000	966,894
Morgan Stanley Bank of America Merrill Lynch Trust 1.325%, 12/15/47 (144A) (a) (b)	1,810,000	48,304
4.558%, 05/15/50 (a)	84,000	76,668
4.678%, 10/15/48 (a)	170,000	160,872
Morgan Stanley Capital Trust 1.184%, 03/15/52 (a) (b)	2,368,188	125,869
2.317%, 06/15/50 (144A) (a) (b)	1,190,000	103,362

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust
2.546%, 06/15/50 (144A)	1,350,000	$1,037,896
3.744%, 1M LIBOR + 2.244%, 12/15/36 (144A) (a)	220,000	207,747
3.874%, 1M LIBOR + 2.550%, 07/15/35 (144A) (a)	120,000	112,767
3.924%, 1M LIBOR + 2.600%, 11/15/34 (144A) (a)	1,977,000	1,916,813
4.071%, 03/15/52	403,000	393,552
4.169%, 05/15/48 (a)	180,000	165,577
4.177%, 07/15/51	38,000	37,539
4.438%, 09/09/32 (144A) (a)	527,000	487,546
Motel Trust 4.874%, 1M LIBOR + 3.550%, 09/15/38 (144A) (a)	322,700	306,109
MSCG Trust 3.474%, 1M LIBOR + 2.150%, 10/15/37 (144A) (a)	122,000	115,872
Natixis Commercial Mortgage Securities Trust 2.274%, 1M LIBOR + 0.950%, 06/15/35 (144A) (a)	126,023	122,098
4.145%, 1M LIBOR + 2.550%, 08/18/25 (144A) (a)	3,373,433	3,239,662
4.404%, 06/17/38 (144A)	265,000	254,825
Olympic Tower Mortgage Trust 0.511%, 05/10/39 (144A) (a) (b)	13,300,000	229,225
4.077%, 05/10/39 (144A) (a)	1,049,000	825,286
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (b)	21,110,000	633
0.218%, 02/10/32 (144A) (a) (b)	4,222,000	3,234
One New York Plaza Trust 4.074%, 1M LIBOR + 2.750%, 01/15/36 (144A) (a)	160,000	152,211
Park Avenue Mortgage Trust 2.728%, 1M LIBOR + 1.536%, 09/15/34 (144A)† (a)	500,000	476,054
3.310%, 1M LIBOR + 2.119%, 09/15/34 (144A)† (a)	1,750,000	1,663,034
Park Avenue Trust 0.271%, 06/05/37 (144A) (a) (b)	5,000,000	40,729
3.779%, 06/05/37 (144A) (a)	207,000	169,222
SREIT Trust 3.942%, 1M LIBOR + 2.618%, 11/15/36 (144A) (a)	672,700	627,998
3.949%, 1M LIBOR + 2.625%, 11/15/38 (144A) (a)	890,000	820,731
5.240%, 1M LIBOR + 3.916%, 11/15/36 (144A) (a)	226,000	210,890
TPGI Trust 4.320%, 1M LIBOR + 3.000%, 06/15/26 (144A) (a)	315,000	288,892
5.170%, 1M LIBOR + 3.850%, 06/15/26 (144A) (a)	215,000	196,787
UBS Commercial Mortgage Trust 1.617%, 10/15/52 (a) (b)	6,890,780	534,308
Velocity Commercial Capital Loan Trust 2.520%, 12/26/51 (144A) (a)	3,082,508	2,913,389
2.980%, 02/25/50 (144A) (a)	161,962	149,189
4.240%, 11/25/47 (144A) (a)	95,059	86,871
4.480%, 12/26/51 (144A) (a)	294,267	256,655
5.000%, 11/25/47 (144A) (a)	55,968	50,857
Wells Fargo Commercial Mortgage Trust
1.175%, 12/15/48 (a) (b)	926,682	26,151
1.394%, 08/15/49 (144A) (a) (b)	1,430,000	60,232
1.598%, 05/15/52 (a) (b)	5,062,704	355,608
2.105%, 1M LIBOR + 0.850%, 12/13/31 (144A) (a)	490,000	481,743
2.600%, 11/15/50 (144A) (a)	305,000	215,134
3.414%, 1M LIBOR + 2.090%, 02/15/37 (144A) (a)	300,000	282,457
3.561%, 08/15/52	92,000	78,973
3.874%, 06/15/36 (144A) (a)	270,000	250,703
4.064%, 1M LIBOR + 2.740%, 02/15/37 (144A) (a)	260,000	242,387

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
4.482%, 09/15/50 (144A) (a)	150,000	125,755
4.904%, 01/15/52 (a)	622,000	608,836
WF-RBS Commercial Mortgage Trust 3.906%, 09/15/57 (a)	1,540,000	1,471,095

		119,906,672

Total Mortgage-Backed Securities (Cost $243,765,635)		217,774,193

Floating Rate Loans (o)—1.9%

Advertising—0.0%
Lamar Media Corp.
Term Loan B, 3.095%, 1M LIBOR + 1.500%, 02/05/27	104,734	101,559

Aerospace/Defense—0.0%
Cobham Ultra SeniorCo S.a.r.l
USD Term Loan B, 11/17/28 (p)	322,000	308,717

Airlines—0.1%
Allegiant Travel Co.
Term Loan, 4.444%, 3M LIBOR + 3.000%, 02/05/24	1,137,118	1,100,872
Kestrel Bidco, Inc.
Term Loan B, 4.000%, 3M LIBOR + 3.000%, 12/11/26	593	535

		1,101,407

Apparel—0.0%
Fanatics Commerce Intermediate Holdco LLC
Term Loan B, 4.916%, 1M LIBOR + 3.250%, 11/24/28	875,600	830,725

Auto Parts & Equipment—0.0%
Emerald Technologies (U.S.) Acquisitionco, Inc
Term Loan, 7.875%, TSFR + 6.250%, 12/29/27	609,169	590,894

Beverages—0.0%
City Brewing Co. LLC
Term Loan, 4.469%, 3M LIBOR + 3.500%, 04/05/28	348,368	310,918
Naked Juice LLC 2nd Lien Term Loan, 8.154%, TSFR + 6.000%, 01/24/30	75,000	69,375
Triton Water Holdings, Inc.
Term Loan, 5.750%, 3M LIBOR + 3.500%, 03/31/28	373,230	333,419

		713,712

Building Materials—0.1%
ACProducts, Inc.
Term Loan B, 6.482%, 3M LIBOR + 4.250%, 05/17/28	751,410	585,630
IPS Corp.
Delayed Draw Term Loan, 3.500%, 1M LIBOR + 3.500%, 10/02/28 (q)	58,544	54,056
Term Loan, 5.166%, 1M LIBOR + 3.500%, 10/02/28	145,995	134,802
Jeld-Wen Inc.
Term Loan B, 3.916%, 1M LIBOR + 2.250%, 07/28/28	529,650	502,505
MI Windows and Doors, LLC
Term Loan, 5.125%, 1M LIBOR + 3.500%, 12/18/27	327,747	308,355

		1,585,348

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
Aruba Investments, Inc.
USD Term Loan, 5.633%, 1M LIBOR + 4.000%, 11/24/27	411,888	$383,055
Bakelite US Holdco, Inc.
Term Loan, 5.075%, 3M TSFR + 4.000%, 05/29/29	1,201,000	1,119,933
Eastman Chemical Co. 2021 Term Loan B, 6.883%, 1M LIBOR + 5.250%, 11/01/28	400,995	373,928
LSF11 A5 Holdco LLC
Term Loan, 5.140%, TSFR + 3.500%, 10/15/28	1,614,953	1,515,533
SCIH Salt Holdings, Inc.
Incremental Term Loan B, 4.750%, 6M LIBOR + 4.000%, 03/16/27	826,623	742,582

		4,135,031

Commercial Services—0.4%
AEA International Holdings (Lux) S.a.r.l.
Term Loan B, 6.063%, 3M LIBOR + 3.750%, 09/07/28	658,193	630,219
Allied Universal Holdco LLC
USD Incremental Term Loan B, 5.416%, 1M LIBOR + 3.750%, 05/12/28	614,357	565,721
American Auto Auction Group, LLC
2nd Lien Term Loan, 10.250%, TSFR + 8.750%, 01/02/29	859,000	833,230
Term Loan B, 7.054%, TSFR + 5.000%, 12/30/27	1,606,925	1,509,007
Caliber Home Loans, Inc.
Revolver, 4.209%, 1W LIBOR + 3.000%, 07/24/25 (g) (h)	5,350,000	5,336,625
Digital Room Holdings, Inc. Term Loan, 6.916%, 1M LIBOR + 5.250%, 12/21/28	515,708	458,335
DS Parent, Inc.
Term Loan, 8.000%, 3M LIBOR + 5.750%, 12/10/28	814,125	779,525
Interface Security Systems LLC
Term Loan, 8.750%, 3M LIBOR + 7.000%, 08/07/23 (g) (h)	1,225,572	1,185,741
Signal Parent, Inc.
Term Loan B, 5.166%, 1M LIBOR + 3.500%, 04/03/28	554,400	431,046
Vaco Holdings LLC
Term Loan, 7.204%, TSFR + 5.000%, 01/21/29	614,910	593,388

		12,322,837

Cosmetics/Personal Care—0.0%
Conair Holdings LLC
Term Loan B, 6.000%, 3M LIBOR + 3.750%, 05/17/28	212,395	178,766

Electric—0.1%
Pacific Gas & Electric Co.
Term Loan, 4.688%, 1M LIBOR + 3.000%, 06/23/25	1,349,460	1,276,364

Entertainment—0.3%
ECL Entertainment LLC
Term Loan, 9.750%, 3M LIBOR + 7.500%, 05/01/28	851,400	833,308
Great Canadian Gaming Corp.
Term Loan, 6.096%, 3M LIBOR + 4.000%, 11/01/26	139,000	131,320

Entertainment—(Continued)
GVC Holdings (Gibraltar), Ltd.
USD Term Loan B4, 3.743%, 3M LIBOR + 2.250%, 03/16/27	762,325	729,608
Herschend Entertainment Company LLC
Term Loan, 5.440%, 1M LIBOR + 3.750%, 08/27/28	331,495	317,407
J&J Ventures Gaming LLC
Term Loan, 6.250%, 3M LIBOR + 4.000%, 04/26/28	710,630	680,428
Maverick Gaming LLC
Term Loan B, 9.075%, 3M LIBOR + 7.500%, 09/03/26	486,325	444,987
Scientific Games Holdings L.P.
Term Loan B, 4.175%, TSFR + 3.500%, 04/04/29	1,603,000	1,485,447
Stars Group Holdings B.V. (The)
Incremental Term Loan, 4.500%, 3M LIBOR + 2.250%, 07/21/26	2,300,201	2,191,901
The Enterprise Development Authority
Term Loan B, 5.916%, 1M LIBOR + 4.250%, 02/28/28	551,701	533,599
Twin River Worldwide Holdings, Inc.
Term Loan B, 4.370%, 1M LIBOR + 3.250%, 10/02/28	2,714,360	2,528,717

		9,876,722

Environmental Control—0.0%
MIP V Waste Holdings LLC
Term Loan B, 4.916%, 1M LIBOR + 3.250%, 12/08/28	443,888	423,913

Food—0.0%
BCPE North Star U.S. HoldCo 2, Inc.
Term Loan, 6.250%, 3M LIBOR + 4.000%, 06/09/28	796,985	739,203
Shearer’s Foods, Inc.
Term Loan, 5.166%, 1M LIBOR + 3.500%, 09/23/27	164,084	149,009
Sovos Brands Intermediate, Inc.
Term Loan, 4.250%, 3M LIBOR + 3.500%, 06/08/28	139,317	131,654

		1,019,866

Hand/Machine Tools—0.0%
Apex Tool Group LLC
Term Loan, 6.534%, TSFR + 5.250%, 02/08/29	1,074,609	947,448

Healthcare-Services—0.0%
Medical Solutions Holdings, Inc. 2nd Lien Term Loan, 9.877%, 3M LIBOR + 7.000%, 11/01/29	274,000	253,450
Select Medical Corp.
Term Loan B, 4.170%, 1M LIBOR + 2.500%, 03/06/25	242,054	231,968

		485,418

Household Products/Wares—0.0%
Kronos Acquisition Holdings, Inc. 1st Lien Term Loan, 7.649%, TSFR + 6.000%, 12/22/26	273,625	268,152

Housewares—0.0%
Springs Windows Fashions LLC
Term Loan B, 5.595%, 1M LIBOR + 4.000%, 10/06/28	342,143	281,697

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
Cablevision Lightpath LLC
Term Loan B, 4.574%, 1M LIBOR + 3.250%, 11/30/27	202,910	$192,088
Olaplex, Inc
Term Loan, 4.799%, TSFR + 3.750%, 02/23/29	1,219,363	1,155,347

		1,347,435

Lodging—0.2%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan B, 6.259%, 1M LIBOR + 4.750%, 02/02/26	336,026	304,943
Term Loan B, 5.416%, 1M LIBOR + 3.750%, 02/02/26	827,421	740,542
Caesars Resort Collection LLC
Term Loan B1, 5.166%, 1M LIBOR + 3.500%, 07/21/25	384,158	371,792
Fertitta Entertainment LLC
Term Loan B, 5.525%, TSFR + 4.000%, 01/27/29	1,553,761	1,434,454
Hilton Grand Vacations Borrower LLC
Term Loan B, 4.666%, 1M LIBOR + 3.000%, 08/02/28	199,034	186,644
Spectacle Gary Holdings LLC
Term Loan B, 5.883%, 1M LIBOR + 4.250%, 11/19/28	3,227,150	3,190,845

		6,229,220

Machinery-Diversified—0.0%
Hydrofarm Holdings LLC
Term Loan, 7.152%, 1M LIBOR + 5.500%, 09/27/28	377,105	350,708

Media—0.1%
CSC Holdings LLC
Term Loan B5, 3.824%, 1M LIBOR + 2.500%, 04/15/27	961,842	897,217
DirecTV Financing LLC
Term Loan, 6.666%, 1M LIBOR + 5.000%, 08/02/27	821,533	759,771
Gray Television, Inc.
Term Loan D, 4.062%, 1M LIBOR + 3.000%, 12/01/28	1,000,970	959,680

		2,616,668

Metal Fabricate/Hardware—0.0%
Advanced Drainage Systems, Inc.
Term Loan B, 3.395%, TSFR + 2.250%, 07/31/26	653	652

Mining—0.0%
American Rock Salt Co.
Term Loan, 5.670%, 1M LIBOR + 4.000%, 06/09/28	215,820	196,126

Oil & Gas—0.0%
Southwestern Energy Co.
Term Loan, 4.704%, TSFR + 2.500%, 06/22/27	690,530	673,267

Packaging & Containers—0.0%
Valcour Packaging LLC 1st Lien Term Loan, 5.220%, 6M LIBOR + 3.750%, 10/04/28	351,120	330,931

Pharmaceuticals—0.0%
Grifols Worldwide Operations USA, Inc.
USD Term Loan B, 3.666%, 1M LIBOR + 2.000%, 11/15/27	371,952	352,367

Pipelines—0.1%
Buckeye Partners L.P.
Term Loan B, 3.916%, 1M LIBOR + 2.250%, 11/01/26	2,466,516	2,368,368
DT Midstream, Inc.
Term Loan B, 3.688%, 1M LIBOR + 2.000%, 06/26/28	286,318	285,938

		2,654,306

Real Estate Investment Trusts—0.0%
OVG Business Services LLC
Initial Term Loan, 7.250%, 1M LIBOR + 6.250%, 10/13/28	506,730	481,393

Retail—0.2%
Foundation Building Materials Holding Co. LLC
Term Loan, 4.489%, 3M LIBOR + 3.250%, 01/31/28	1,173,205	1,054,418
LBM Acquisition LLC
Term Loan B, 5.416%, 1M LIBOR + 3.750%, 12/17/27	1,836,138	1,515,196
Leslie’s Poolmart, Inc.
Term Loan B, 3.019%, 3M LIBOR + 2.500%, 03/09/28	494	477
Park River Holdings, Inc.
Term Loan, 4.217%, 3M LIBOR + 3.250%, 12/28/27	199,979	165,066
SRS Distribution, Inc.
Term Loan B, 4.019%, 3M LIBOR + 3.500%, 06/02/28	942,875	867,445
Tory Burch LLC
Term Loan B, 4.666%, 1M LIBOR + 3.000%, 04/16/28	601,920	544,738
White Cap Buyer LLC
Term Loan B, 5.275%, TSFR + 3.750%, 10/19/27	1,369,193	1,262,225
WOOF Holdings, Inc. 1st Lien Term Loan, 5.813%, 3M LIBOR + 3.750%, 12/21/27	315,013	295,324

		5,704,889

Software—0.0%
ConnectWise, LLC
Term Loan B, 5.750%, 1M LIBOR + 3.500%, 09/29/28	1,094,500	1,007,624

Telecommunications—0.1%
Connect Finco Sarl
Term Loan B, 4.560%, 1M LIBOR + 3.500%, 12/11/26	1,443,823	1,339,147
Intelsat Jackson Holdings S.A.
Term Loan B4, 10.250%, PRIME + 5.500%, 01/02/24	1,178	1,083

		1,340,230

Total Floating Rate Loans (Cost $63,331,945)		59,734,392

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Foreign Government—0.8%

Security Description	Principal Amount*	Value

Sovereign—0.8%
Angolan Government International Bond 8.750%, 04/14/32 (144A)	356,000	$283,607
Argentine Republic Government International Bond 1.125%, 07/09/35 (m)	1,299,000	279,771
Colombia Government International Bonds 4.125%, 02/22/42	400,000	248,531
4.125%, 05/15/51 (j)	400,000	239,577
4.500%, 03/15/29	1,400,000	1,207,355
Colombian TES 7.000%, 03/26/31 (COP)	1,857,000,000	338,972
7.250%, 10/18/34 (COP)	1,636,000,000	284,274
Dominican Republic International Bond 5.500%, 02/22/29 (144A)	660,000	573,698
Ghana Government International Bond 7.625%, 05/16/29	244,000	118,535
Hungary Government International Bond 5.500%, 06/16/34 (144A)	644,000	623,907
Indonesia Government International Bonds 2.850%, 02/14/30	662,000	590,819
3.050%, 03/12/51 (j)	1,965,000	1,493,368
Ivory Coast Government International Bond 6.625%, 03/22/48 (EUR)	323,000	225,616
Mexico Government International Bonds 2.659%, 05/24/31	2,105,000	1,732,370
4.400%, 02/12/52	1,290,000	969,477
4.500%, 01/31/50	4,504,000	3,506,066
Panama Government International Bonds 3.875%, 03/17/28	1,279,000	1,217,661
4.500%, 04/01/56	1,811,000	1,434,963
Peruvian Government International Bonds 3.550%, 03/10/51 (j)	1,587,000	1,184,183
4.125%, 08/25/27	1,009,000	986,886
Philippine Government International Bonds 3.000%, 02/01/28	1,834,000	1,732,109
3.200%, 07/06/46	2,044,000	1,527,768
Republic of South Africa Government International Bond 7.300%, 04/20/52	744,000	593,340
Russian Federal Bond - OFZ 6.100%, 07/18/35 (RUB) (i)	147,607,000	228,120
Ukraine Government International Bonds 7.253%, 03/15/33 (144A)	200,000	49,464
7.375%, 09/25/32 (144A)	274,000	67,283
Uruguay Government International Bonds 4.375%, 10/27/27	1,266,587	1,283,101
5.100%, 06/18/50	1,118,733	1,123,264

Total Foreign Government (Cost $32,253,187)		24,144,085

Municipals—0.6%
American Municipal Power, Inc., Build America Bond 8.084%, 02/15/50	510,000	748,355
Bay Area Toll Bridge Authority, Build America Bond 7.043%, 04/01/50	1,215,000	1,670,102
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	996,228
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,413,051
Massachusetts Housing Finance Agency 4.500%, 12/01/48	275,000	277,042
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	203,125
6.814%, 11/15/40	330,000	398,960
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	461,000	541,076
New Jersey Turnpike Authority 7.414%, 01/01/40	492,000	652,937
New York City Municipal Water Finance Authority 5.882%, 06/15/44	270,000	327,425
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	386,501
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,407,108
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	1,021,963
State of California 4.600%, 04/01/38	3,765,000	3,806,964
State of California General Obligation Unlimited, Build America Bond 7.550%, 04/01/39	780,000	1,058,061
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	3,028,329
State of Texas 5.517%, 04/01/39	820,000	928,424
University of California 4.858%, 05/15/2112	239,000	227,038

Total Municipals (Cost $21,733,216)		20,092,689

Common Stocks—0.2%

Chemicals—0.0%
CF Industries Holdings, Inc.	3,882	332,804
Element Solutions, Inc.	25,267	449,753
Mosaic Co. (The)	5,745	271,336

		1,053,893

Equity Real Estate Investment Trusts—0.1%
DiamondRock Hospitality Co. (r)	50,907	417,947
Park Hotels & Resorts, Inc. (s)	24,018	325,924
Service Properties Trust (j)	51,813	270,982
Sunstone Hotel Investors, Inc. (r) (s)	21,914	217,387
Xenia Hotels & Resorts, Inc. (r)	28,065	407,784

		1,640,024

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment, Inc. (j) (r)	4,625	$177,138

Household Durables—0.0%
Taylor Morrison Home Corp. (r)	18,564	433,655

Interactive Media & Services—0.0%
Genius Sports, Ltd. (j) (r)	101,806	229,063

Machinery—0.0%
Sarcos Technology and Robotics Corp. (j) (r)	6,978	18,561

Media—0.0%
Altice USA, Inc. - Class A (r)	1,993	18,435

Oil, Gas & Consumable Fuels—0.1%
California Resources Corp. (s)	34,033	1,310,271
Chesapeake Energy Corp. (j)	6,878	557,806
Excelerate Energy, Inc. - Class A (j) (r)	40,835	813,433
Green Plains, Inc. (j) (r) (s)	18,989	515,931

		3,197,441

Professional Services—0.0%
Nielsen Holdings plc	3,714	86,239

Real Estate Management & Development—0.0%
Forestar Group, Inc. (j) (r)	12,122	165,950

Special Purpose Acquisition Companies—0.0%
Pivotal Investment Corp. III (r)	26,099	255,770
Tishman Speyer Innovation Corp. II - Class A (r)	16,712	163,611

		419,381

Thrifts & Mortgage Finance—0.0%
Mr Cooper Group, Inc. (r)	8,189	300,864

Total Common Stocks (Cost $9,616,069)		7,740,644

Preferred Stock—0.1%

Home Builders—0.1%
Dream Finders Homes, Inc. 9.000%, 09/08/26† (g) (h) (Cost $2,601,720)	2,628	2,473,605

Warrants—0.0%

Automobiles—0.0%
Freewire Technologies† (g) (h) (r)	273,894	331,412

Commercial Services & Supplies—0.0%
Aurora Innovation, Inc. (r)	4,108	1,643

Health Care Providers & Services—0.0%
Cano Health, Inc. (r)	36,440	24,779

Health Care Technology—0.0%
Pear Therapeutics, Inc.† (r)	10,748	1,307

Hotels, Restaurants & Leisure—0.0%
Sonder Holdings, Inc.† (g) (h) (r)	20,820	416

Independent Power and Renewable Electricity Producers—0.0%
Altus Power, Inc. (r)	9,486	12,332

Interactive Media & Services—0.0%
Genius Sports, Ltd. (r)	76,133	33,506

Machinery—0.0%
Hyzon Motors, Inc. (r)	32,814	22,284
Sarcos Technology and Robotics Corp. (r)	102,425	55,832

		78,116

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. (r)	411	21,565

Real Estate Management & Development—0.0%
Offerpad Solutions, Inc. (r)	31,569	8,104

Software—0.0%
Embark Technology, Inc. (r)	3,005	384
Latch, Inc. (r)	43,584	5,230

		5,614

Special Purpose Acquisition Companies—0.0%
ArcLight Clean Transition Corp. II - Class A (r)	4,354	4,572
Climate Real Impact Solutions II Acquisition Corp. (r)	1,816	309
Gores Holdings VIII, Inc. - Class A (r)	6,990	3,948
Science Strategic Acquisition Corp. Alpha (r)	9,181	832
Tishman Speyer Innovation Corp. II (r)	3,342	438
TPG Pace Beneficial Finance Corp. - Class A (r)	8,740	2,576

		12,675

Specialty Retail—0.0%
EVgo, Inc. (r)	19,550	24,438
Volta, Inc. (r)	20,140	6,243

		30,681

Total Warrants (Cost $1,220,890)		562,150

Convertible Bonds—0.0%

Airlines—0.0%
GOL Equity Finance S.A. 3.750%, 07/15/24	100,000	72,926

Automobiles—0.0%
Freewire Technologies 9.000%, 03/31/25† (g) (h) (k)	1,225,000	1,053,500

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Energy-Alternate Sources—0.0%
Stem, Inc. 0.500%, 12/01/28	102,000	$62,703

Total Convertible Bonds (Cost $1,385,467)		1,189,129

Escrow Shares—0.0%

Oil & Gas—0.0%
Chesapeake Energy Corp. (g) (h) (i)	100,000	0

Savings & Loans—0.0%
Washington Mutual Bank (g) (h) (i)	5,027,000	1
Washington Mutual Bank (g) (h) (i)	1,310,000	0
Washington Mutual Bank (g) (h) (i)	2,440,000	0

		1

Total Escrow Shares (Cost $0)		1

Short-Term Investment—6.2%

Repurchase Agreement—6.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $190,632,139; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $194,442,947.	190,630,286	190,630,286

Total Short-Term Investments (Cost $190,630,286)		190,630,286

Securities Lending Reinvestments (t)—0.7%

Commercial Paper—0.0%
Liberty Street Funding LLC 1.550%, 07/01/22	1,000,000	999,952

Repurchase Agreements—0.6%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $1,000,043; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
National Bank Financial Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $1,900,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $1,940,666.	1,900,000	1,900,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $1,300,397; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $1,327,824.	1,300,000	1,300,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $2,000,661; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $2,205,614.	2,000,000	2,000,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $3,607,816; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $3,679,973.	3,607,668	3,607,668
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $1,300,439; collateralized by various Common Stock with an aggregate market value of $1,445,315.	1,300,000	1,300,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $200,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $204,077.	200,000	200,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $1,100,049; collateralized by various Common Stock with an aggregate market value of $1,222,509.	1,100,000	1,100,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $600,027; collateralized by various Common Stock with an aggregate market value of $666,823.	600,000	600,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $600,195; collateralized by various Common Stock with an aggregate market value of $667,095.	600,000	600,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $4,000,183; collateralized by various Common Stock with an aggregate market value of $4,419,051.	4,000,000	4,000,000

		18,607,668

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (t)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380% (u)	2,000,000	$2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (u)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $23,607,668)		23,607,620

Total Purchased Options—0.0% (v) (Cost $2,096,084)		816,567
Total Investments—110.8% (Cost $3,732,923,029)		3,431,911,794
Unfunded Loan Commitments—(0.0)% (Cost $(29,272))		(29,272)
Net Investments—110.8% (Cost $3,732,893,757)		3,431,882,522
Other assets and liabilities (net)—(10.8)%		(333,591,442)

Net Assets—100.0%		$3,098,291,080

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2022, the market value of restricted securities was $8,430,976, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2022, the value of securities pledged amounted to $981,301.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $15,713,966.
(f)	All or a portion of the security was pledged as collateral against open OTC swap contract, open OTC option contracts and forward foreign currency exchange contracts. As of June 30, 2022, the market value of securities pledged was $1,626,229.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent 0.6% of net assets.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $47,983,515 and the collateral received consisted of cash in the amount of $23,607,625 and non-cash collateral with a value of $27,124,060. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(k)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(l)	Perpetual bond with no specified maturity date.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Principal only security.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after June 30, 2022, at which time the interest rate will be determined.
(q)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(r)	Non-income producing security.
(s)	All or a portion of the security was pledged as collateral against open OTC swap contracts, open OTC option contracts and forward foreign currency exchange contracts. As of June 30, 2022, the market value of securities pledged was $1,793,428.
(t)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(u)	The rate shown represents the annualized seven-day yield as of June 30, 2022.
(v)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $687,808,626, which is 22.2% of net assets.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Dream Finders Homes, Inc., 9.000%, 09/08/26	09/29/21	2,628	$2,601,720	$2,473,605
Freed Hotels & Resorts, 10.000%, 12/02/23	12/06/21	1,192,000	1,170,055	1,150,280
Freewire Technologies, 1.000%, 03/31/25	04/27/22	1,225,000	1,206,625	1,053,500
Freewire Technologies	04/27/22	273,894	—	331,412
Knollwood CDO, Ltd., 4.186%, 01/10/39	02/10/04	1,050,283	1,050,283	105
Park Avenue Mortgage Trust, 2.728%, 09/15/34	04/23/19	500,000	500,937	476,054
Park Avenue Mortgage Trust, 3.310%, 09/15/34	01/26/18	1,750,000	1,750,547	1,663,034
Pear Therapeutics, Inc.	02/02/21	10,748	12,027	1,307
Sonder Holdings, Inc., 11.160%, 01/19/27	01/19/22-03/31/22	1,415,760	1,370,583	1,281,263
Sonder Holdings, Inc.	01/19/22	20,820	—	416

				$8,430,976

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.000%	TBA	$(1,354,000)	$(1,309,823)	$(1,322,866)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(6,517,000)	(6,447,801)	(6,476,196)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(2,164,000)	(1,959,248)	(1,945,740)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(49,747,852)	(49,130,156)	(48,963,740)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.500%	TBA	(13,708,000)	(13,391,071)	(13,735,801)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(240,000)	(245,456)	(244,950)

Totals				$(72,483,555)	$(72,689,293)

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	448,000	RBC	07/20/22	USD	310,758	$(1,499)
BRL	1,552,640	CBNA	07/05/22	USD	296,419	258
BRL	1,552,640	CBNA	07/05/22	USD	296,419	258
BRL	1,538,194	MSIP	07/05/22	USD	322,000	(28,084)
BRL	1,538,194	MSIP	07/05/22	USD	322,000	(28,084)
BRL	1,616,635	GSI	08/02/22	USD	309,000	(2,743)
CAD	622,562	BOA	07/20/22	USD	481,000	2,662
CAD	399,218	JPMC	07/20/22	USD	309,000	1,148
CAD	399,218	JPMC	07/20/22	USD	309,000	1,148
CHF	294,921	JPMC	07/27/22	USD	309,000	346
CHF	294,921	JPMC	07/27/22	USD	309,000	346
EUR	439,000	BOA	07/20/22	USD	464,486	(3,990)
EUR	439,000	BOA	07/20/22	USD	464,486	(3,990)
IDR	4,536,840,000	JPMC	08/18/22	USD	308,000	(3,681)
IDR	4,536,840,000	JPMC	08/18/22	USD	308,000	(3,681)
IDR	29,498,747,434	JPMC	09/21/22	USD	1,992,889	(15,647)
JPY	42,070,348	UBSA	07/11/22	USD	314,000	(3,829)
JPY	41,960,182	JPMC	07/20/22	USD	308,000	1,527
JPY	41,960,182	JPMC	07/20/22	USD	308,000	1,527
JPY	65,145,662	JPMC	07/20/22	USD	479,000	1,559
JPY	65,145,662	JPMC	07/20/22	USD	479,000	1,559
MXN	6,431,322	DBAG	07/11/22	USD	314,000	5,472
MXN	5,958,755	JPMC	07/11/22	USD	295,000	997
MXN	6,471,637	MSIP	07/11/22	USD	314,000	7,475
MXN	9,572,664	CBNA	07/20/22	USD	463,000	11,738
MXN	9,572,664	CBNA	07/20/22	USD	463,000	11,738
MXN	6,185,485	DBAG	07/20/22	USD	309,000	(2,243)
MXN	6,185,485	DBAG	07/20/22	USD	309,000	(2,243)
MXN	17,762,000	CBNA	08/24/22	USD	894,974	(19,719)
MXN	9,462,000	MSIP	08/24/22	USD	452,828	13,429
NOK	1,534,085	DBAG	07/11/22	USD	155,000	761
TRY	2,687,200	DBAG	07/20/22	USD	160,000	(684)
TRY	2,687,200	DBAG	07/20/22	USD	160,000	(684)
TRY	1,395,240	DBAG	09/29/22	USD	77,000	373
TRY	1,395,240	DBAG	09/29/22	USD	77,000	374
ZAR	7,675,585	DBAG	07/11/22	USD	477,000	(5,483)
ZAR	4,894,353	GSI	07/11/22	USD	308,000	(7,337)
ZAR	5,054,526	CBNA	07/15/22	USD	308,000	2,375
ZAR	5,054,526	CBNA	07/15/22	USD	308,000	2,375
ZAR	10,126,500	CBNA	07/15/22	USD	628,000	(6,178)
ZAR	10,126,500	CBNA	07/15/22	USD	628,000	(6,178)

Contracts to Deliver
AUD	1,599,000	DBAG	09/21/22	USD	1,109,414	4,984
BRL	1,552,640	CBNA	07/05/22	USD	320,000	23,324
BRL	1,552,640	CBNA	07/05/22	USD	320,000	23,324
BRL	1,538,194	MSIP	07/05/22	USD	293,660	(255)
BRL	1,538,194	MSIP	07/05/22	USD	293,660	(255)
BRL	1,636,319	GSI	08/02/22	USD	309,000	(986)
CAD	1,601,000	JPMC	09/21/22	USD	1,251,894	7,928
CLP	275,319,000	BOA	07/20/22	USD	309,000	9,941
CLP	275,319,000	BOA	07/20/22	USD	309,000	9,941
COP	1,319,012,000	GSI	08/24/22	USD	346,270	31,265
COP	1,505,411,000	SSBT	08/24/22	USD	393,469	33,948
EUR	765,000	BNY	07/20/22	USD	799,886	(2,573)
EUR	765,000	BNY	07/20/22	USD	799,856	(2,604)
EUR	297,000	MSIP	08/24/22	USD	312,791	472
EUR	13,153,000	BNP	09/21/22	USD	13,929,579	69,183
EUR	15,063,000	JPMC	09/21/22	USD	16,033,509	160,389
INR	24,801,763	UBSA	07/20/22	USD	317,000	3,302
INR	24,801,763	UBSA	07/20/22	USD	317,000	3,302

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	42,437,228	MSIP	07/11/22	USD	314,000	$1,124
JPY	42,663,643	BNP	07/20/22	USD	318,000	3,284
JPY	42,663,643	BNP	07/20/22	USD	318,000	3,284
JPY	83,873,754	HSBC	07/20/22	USD	618,000	(710)
JPY	83,873,754	HSBC	07/20/22	USD	618,000	(710)
MXN	12,392,600	DBAG	07/11/22	USD	615,000	(595)
MXN	6,189,822	DBAG	07/11/22	USD	308,000	524
MXN	9,506,487	CBNA	07/20/22	USD	459,000	(12,456)
MXN	9,506,487	CBNA	07/20/22	USD	459,000	(12,456)
MXN	13,094,746	DBAG	07/20/22	USD	632,000	(17,409)
MXN	13,094,746	DBAG	07/20/22	USD	632,000	(17,409)
MXN	9,823,215	BNP	08/24/22	USD	484,320	263
MXN	17,762,000	JPMC	08/24/22	USD	878,546	3,291
NOK	1,521,444	JPMC	07/11/22	USD	155,000	522
TRY	2,798,240	BBP	07/20/22	USD	160,000	(5,899)
TRY	2,798,240	BBP	07/20/22	USD	160,000	(5,899)
TRY	10,274,250	GSI	09/29/22	USD	525,000	(44,762)
TRY	10,274,250	GSI	09/29/22	USD	525,000	(44,762)
ZAR	7,342,867	CBNA	07/11/22	USD	477,000	25,922
ZAR	4,926,619	DBAG	07/11/22	USD	308,000	5,354
ZAR	16,525,377	GSI	07/15/22	USD	1,026,000	11,253
ZAR	17,985,248	MSIP	07/15/22	USD	1,116,000	11,609

Cross Currency Contracts to Buy
AUD	705,000	BOA	07/20/22	CAD	632,721	(4,886)
CHF	301,680	JPMC	07/27/22	GBP	256,000	4,693
CHF	301,595	JPMC	07/27/22	GBP	256,000	4,604
EUR	294,000	DBAG	07/20/22	NOK	3,041,775	(500)
EUR	294,000	DBAG	07/20/22	NOK	3,041,775	(500)
EUR	15,063,000	DBAG	09/21/22	GBP	12,866,061	187,829
NOK	3,070,636	DBAG	07/20/22	EUR	294,000	3,431
NOK	3,070,636	DBAG	07/20/22	EUR	294,000	3,431

Net Unrealized Appreciation						$399,563

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	09/08/22	214	EUR	31,838,920	$1,104,306
U.S. Treasury Long Bond Futures	09/21/22	842	USD	116,722,250	(1,643,664)
U.S. Treasury Note 2 Year Futures	09/30/22	841	USD	176,623,141	(711,706)
U.S. Treasury Note 5 Year Futures	09/30/22	1,259	USD	141,322,750	193,263
U.S. Treasury Note 10 Year Futures	09/21/22	336	USD	39,826,500	253,785
U.S. Treasury Ultra Long Bond Futures	09/21/22	600	USD	92,606,250	1,317,269

Futures Contracts—Short
3 Month SOFR Futures	09/19/23	(1,312)	USD	(317,586,000)	(445,595)
Euro-BTP Futures	09/08/22	(543)	EUR	(66,854,160)	(2,719,043)
Euro-Buxl 30 Year Bond Futures	09/08/22	(24)	EUR	(3,925,440)	(120,653)
Japanese Government 10 Year Bond Futures	09/12/22	(12)	JPY	(1,783,320,000)	38,664
S&P 500 Index E-Mini Futures	09/16/22	(12)	USD	(2,273,700)	66,357
U.S. Treasury Note Ultra 10 Year Futures	09/21/22	(105)	USD	(13,374,375)	(68,147)

Net Unrealized Depreciation					$(2,735,164)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Purchased Options

Exchange-Traded Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - CF Industries Holdings, Inc.	USD	115.000	08/19/22	72	USD	828,000	$57,681	$5,184	$(52,497)
Call - Devon Energy Corp.	USD	70.000	07/15/22	219	USD	1,533,000	86,259	1,314	(84,945)
Call - Devon Energy Corp.	USD	80.000	07/15/22	383	USD	3,064,000	127,244	766	(126,478)
Call - Diamondback Energy, Inc.	USD	157.650	07/15/22	228	USD	3,594,420	157,144	2,508	(154,636)
Call - Marathon Oil Corp.	USD	27.000	07/15/22	413	USD	1,115,100	104,150	5,782	(98,368)
Call - Marathon Oil Corp.	USD	30.000	07/15/22	376	USD	1,128,000	67,954	1,504	(66,450)
Call - Marathon Oil Corp.	USD	33.000	07/15/22	395	USD	1,303,500	76,174	790	(75,384)
Call - Mosaic Co. (The)	USD	70.000	09/16/22	130	USD	910,000	77,957	7,540	(70,417)
Call - Occidental Petroleum Corp.	USD	70.000	07/15/22	255	USD	1,785,000	79,554	7,905	(71,649)
Call - Occidental Petroleum Corp.	USD	75.000	07/15/22	65	USD	487,500	28,290	650	(27,640)
Put - Sherwin-Williams Co. (The)	USD	240.000	09/16/22	38	USD	912,000	46,597	77,900	31,303

Totals							$909,004	$111,843	$(797,161)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/USD Put	USD	0.750	CBNA	07/01/22	2,292,000	AUD	2,292,000	$3,043	$—	$(3,043)
AUD Call/USD Put	USD	0.700	MSIP	07/14/22	1,822,000	AUD	1,822,000	12,899	5,425	(7,474)
EUR Put/USD Call	USD	1.060	JPMC	07/01/22	2,408,000	EUR	2,408,000	11,478	29,403	17,925
USD Call/IDR Put	IDR	14,800.000	MSIP	08/15/22	1,922,000	USD	1,922,000	33,481	31,523	(1,958)
USD Call/ZAR Put	ZAR	16.300	CBNA	07/14/22	1,256,000	USD	1,256,000	20,165	16,430	(3,735)
USD Put/BRL Call	BRL	5.000	BOA	07/14/22	1,256,000	USD	1,256,000	15,086	1,697	(13,389)
USD Put/BRL Call	BRL	4.850	BBP	07/22/22	1,602,000	USD	1,602,000	48,284	1,046	(47,238)
USD Put/CLP Call	CLP	855.000	JPMC	08/11/22	1,884,000	USD	1,884,000	35,419	4,789	(30,630)
USD Put/JPY Call	JPY	126.000	CBNA	07/21/22	3,232,000	USD	3,232,000	41,192	2,169	(39,023)
USD Put/JPY Call	JPY	124.000	CBNA	08/01/22	41,360,000	USD	41,360,000	155,100	39,458	(115,642)
USD Put/JPY Call	JPY	127.000	JPMC	08/05/22	31,882,000	USD	31,882,000	156,222	77,218	(79,004)
USD Put/JPY Call	JPY	130.000	CBNA	08/08/22	1,906,000	USD	1,906,000	15,630	9,406	(6,224)
USD Put/JPY Call	JPY	130.000	CBNA	08/22/22	29,257,000	USD	29,257,000	226,429	195,963	(30,466)
USD Put/JPY Call	JPY	126.500	GSI	08/22/22	2,554,000	USD	2,554,000	46,008	8,525	(37,483)
USD Put/JPY Call	JPY	121.000	JPMC	08/22/22	2,554,000	USD	2,554,000	7,687	3,021	(4,666)
USD Put/JPY Call	JPY	126.500	JPMC	09/08/22	26,712,000	USD	26,712,000	163,691	128,378	(35,313)
USD Put/JPY Call	JPY	126.500	MSIP	09/12/22	23,281,000	USD	23,281,000	159,009	117,034	(41,975)
USD Put/JPY Call	JPY	127.000	CBNA	09/21/22	1,544,000	USD	1,544,000	10,971	9,835	(1,136)
USD Put/JPY Call	JPY	122.000	GSI	12/08/22	222,000	USD	222,000	25,286	23,404	(1,882)

Totals								$1,187,080	$704,724	$(482,356)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/USD Put	USD	0.750	JPMC	07/01/22	(2,292,000)	AUD	(2,292,000)	$(5,518)	$—	$5,518
AUD Call/USD Put	USD	0.730	MSIP	08/12/22	(1,822,000)	AUD	(1,822,000)	(5,302)	(2,241)	3,061
EUR Put/USD Call	USD	1.035	JPMC	07/01/22	(2,408,000)	EUR	(2,408,000)	(2,873)	(93)	2,780
USD Call/BRL Put	BRL	5.200	BBP	07/22/22	(962,000)	USD	(962,000)	(11,467)	(24,029)	(12,562)
USD Call/CLP Put	CLP	890.000	JPMC	08/11/22	(942,000)	USD	(942,000)	(17,031)	(45,637)	(28,606)
USD Call/IDR Put	IDR	15,200.000	MSIP	08/15/22	(1,922,000)	USD	(1,922,000)	(17,492)	(11,365)	6,127
USD Call/JPY Put	JPY	136.000	CBNA	08/08/22	(954,000)	USD	(954,000)	(10,956)	(13,641)	(2,685)
USD Call/TRY Put	TRY	17.500	GSI	07/19/22	(642,000)	USD	(642,000)	(34,411)	(6,407)	28,004
USD Put/BRL Call	BRL	4.600	BBP	07/22/22	(2,564,000)	USD	(2,564,000)	(25,973)	(67)	25,906
USD Put/CLP Call	CLP	815.000	JPMC	08/11/22	(2,826,000)	USD	(2,826,000)	(13,472)	(955)	12,517
USD Put/IDR Call	IDR	14,400.000	MSIP	08/15/22	(1,282,000)	USD	(1,282,000)	(7,315)	(430)	6,885
USD Put/JPY Call	JPY	120.000	CBNA	07/21/22	(3,232,000)	USD	(3,232,000)	(10,488)	(242)	10,246
USD Put/JPY Call	JPY	127.000	CBNA	07/21/22	(1,544,000)	USD	(1,544,000)	(2,768)	(1,417)	1,351
USD Put/JPY Call	JPY	124.000	CBNA	08/01/22	(41,360,000)	USD	(41,360,000)	(53,374)	(39,457)	13,917
USD Put/JPY Call	JPY	126.000	CBNA	08/08/22	(1,906,000)	USD	(1,906,000)	(5,749)	(3,888)	1,861
USD Put/JPY Call	JPY	121.000	GSI	08/22/22	(2,554,000)	USD	(2,554,000)	(15,934)	(3,021)	12,913

Totals								$(240,123)	$(152,890)	$87,233

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	2.856%	BBP	12M SOFR	Receive	06/09/25	(610,857)	USD	(610,857)	$(30,818)	$(31,740)	$(922)
Call - OTC - 10 Yr. IRS	2.860%	BBP	12M SOFR	Receive	06/09/25	(610,857)	USD	(610,857)	(30,818)	(31,844)	(1,026)
Call - OTC - 10 Yr. IRS	2.895%	BOA	12M SOFR	Receive	06/12/25	(1,247,000)	USD	(1,247,000)	(66,590)	(66,947)	(357)
Call - OTC - 10 Yr. IRS	3.150%	DBAG	12M SOFR	Receive	06/16/25	(1,174,000)	USD	(1,174,000)	(66,038)	(76,861)	(10,823)
Call - OTC - 10 Yr. IRS	2.908%	GSI	12M SOFR	Receive	06/06/25	(1,481,924)	USD	(1,481,924)	(74,170)	(80,316)	(6,146)
Call - OTC - 10 Yr. IRS	2.934%	GSI	12M SOFR	Receive	06/17/25	(1,870,000)	USD	(1,870,000)	(106,590)	(103,630)	2,960
Call - OTC - 10 Yr. IRS	3.160%	DBAG	12M SOFR	Receive	06/16/25	(1,902,000)	USD	(1,902,000)	(106,512)	(125,453)	(18,941)
Call - OTC - 10 Yr. IRS	3.085%	BOA	12M SOFR	Receive	06/16/25	(4,090,562)	USD	(4,090,562)	(227,435)	(254,998)	(27,563)
Put - OTC - 10 Yr. IRS	2.860%	BBP	12M SOFR	Pay	06/09/25	(610,857)	USD	(610,857)	(30,818)	(32,218)	(1,400)
Put - OTC - 10 Yr. IRS	2.856%	BBP	12M SOFR	Pay	06/09/25	(610,857)	USD	(610,857)	(30,818)	(32,309)	(1,491)
Put - OTC - 10 Yr. IRS	3.150%	DBAG	12M SOFR	Pay	06/16/25	(1,174,000)	USD	(1,174,000)	(66,038)	(50,539)	15,499
Put - OTC - 10 Yr. IRS	2.895%	BOA	12M SOFR	Pay	06/12/25	(1,247,000)	USD	(1,247,000)	(66,590)	(64,313)	2,277
Put - OTC - 10 Yr. IRS	2.908%	GSI	12M SOFR	Pay	06/06/25	(1,481,924)	USD	(1,481,924)	(74,170)	(75,541)	(1,371)
Put - OTC - 10 Yr. IRS	3.160%	DBAG	12M SOFR	Pay	06/16/25	(1,902,000)	USD	(1,902,000)	(106,512)	(81,294)	25,218
Put - OTC - 10 Yr. IRS	2.934%	GSI	12M SOFR	Pay	06/17/25	(1,870,000)	USD	(1,870,000)	(106,590)	(93,934)	12,656
Put - OTC - 10 Yr. IRS	3.085%	BOA	12M SOFR	Pay	06/16/25	(4,090,562)	USD	(4,090,562)	(227,435)	(184,477)	42,958

Totals									$(1,417,942)	$(1,386,414)	$31,528

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M TIIE	Monthly	7.530%	Monthly	01/23/32	MXN	26,050,000	$(114,707)	$19	$(114,726)
Pay	1M TIIE	Monthly	7.565%	Monthly	01/12/32	MXN	14,630,000	(62,734)	5	(62,739)
Pay	1M TIIE	Monthly	7.600%	Monthly	01/01/32	MXN	38,940,000	(162,657)	12	(162,669)
Pay	1M TIIE	Monthly	8.290%	Monthly	03/30/32	MXN	23,026,000	(45,315)	19	(45,334)
Pay	1M TIIE	Monthly	8.955%	Monthly	04/21/32	MXN	17,119,000	3,170	13	3,157
Pay	6M EURIBOR	Semi-Annually	1.522%	Semi-Annually	02/15/31	EUR	1,560,064	(74,392)	25	(74,417)
Pay	6M EURIBOR	Semi-Annually	1.522%	Semi-Annually	02/15/31	EUR	2,085,647	(99,463)	33	(99,496)
Pay	6M EURIBOR	Semi-Annually	1.538%	Semi-Annually	02/15/31	EUR	5,311,271	(246,254)	87	(246,341)
Pay	6M EURIBOR	Semi-Annually	1.548%	Semi-Annually	02/15/31	EUR	2,663,939	(121,164)	44	(121,208)
Pay	6M EURIBOR	Semi-Annually	1.555%	Semi-Annually	02/15/31	EUR	1,559,981	(70,097)	25	(70,122)
Pay	6M EURIBOR	Semi-Annually	1.559%	Semi-Annually	02/15/31	EUR	5,311,271	(236,661)	87	(236,748)
Pay	6M EURIBOR	Semi-Annually	1.568%	Semi-Annually	02/15/31	EUR	5,313,529	(232,741)	87	(232,828)
Pay	6M EURIBOR	Semi-Annually	1.592%	Semi-Annually	02/15/31	EUR	2,654,108	(111,067)	44	(111,111)
Pay	6M EURIBOR	Semi-Annually	1.645%	Semi-Annually	02/15/31	EUR	1,034,064	(38,703)	17	(38,720)
Pay	6M EURIBOR	Semi-Annually	1.646%	Semi-Annually	02/15/31	EUR	1,034,064	(38,553)	17	(38,570)
Pay	6M EURIBOR	Semi-Annually	1.647%	Semi-Annually	02/15/31	EUR	2,089,018	(77,737)	33	(77,770)
Pay	6M EURIBOR	Semi-Annually	1.689%	Semi-Annually	02/15/31	EUR	1,065,399	(35,943)	17	(35,960)
Pay	6M EURIBOR	Semi-Annually	1.818%	Semi-Annually	02/15/31	EUR	4,301,176	(98,440)	69	(98,509)
Pay	12M SOFR	Annually	2.075%	Annually	05/30/52	USD	29,395,000	123,979	820	123,159
Receive	12M SOFR	Annually	1.940%	Annually	05/23/52	USD	30,801,000	87,344	862	86,482
Receive	12M SOFR	Annually	1.954%	Annually	05/12/52	USD	30,810,000	69,273	863	68,410
Receive	12M SOFR	Annually	1.960%	Annually	05/23/52	USD	30,801,000	55,480	862	54,618
Receive	12M SOFR	Annually	1.965%	Annually	05/12/52	USD	30,810,000	50,930	863	50,067
Receive	12M SOFR	Annually	2.093%	Annually	05/12/52	USD	30,810,000	(152,432)	863	(153,295)
Receive	12M TONA	Annually	0.298%	Annually	04/07/32	JPY	857,795,850	112,629	117	112,512
Receive	12M TONA	Annually	0.301%	Annually	04/07/32	JPY	864,909,279	111,573	118	111,455
Receive	12M TONA	Annually	0.303%	Annually	04/07/32	JPY	861,582,705	110,137	117	110,020
Receive	12M TONA	Annually	0.306%	Annually	04/07/32	JPY	848,043,548	106,546	115	106,431
Receive	12M TONA	Annually	0.306%	Annually	04/07/32	JPY	752,038,618	94,590	102	94,488
Receive	12M TONA	Annually	0.394%	Annually	05/02/32	JPY	520,994,500	34,945	69	34,876

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Swap Agreements—(Continued)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M TONA	Annually	0.396%	Annually	05/02/32	JPY	520,994,500	$34,016	$69	$33,947
Receive	12M TONA	Annually	0.420%	Annually	06/14/32	JPY	1,029,109,758	54,095	131	53,964
Receive	12M TONA	Annually	0.424%	Annually	06/14/32	JPY	1,160,485,472	57,654	148	57,506
Receive	12M TONA	Annually	0.812%	Annually	05/30/52	JPY	189,191,500	83,261	53	83,208
Receive	12M TONA	Annually	0.819%	Annually	05/30/52	JPY	189,191,500	80,684	53	80,631
Receive	12M TONA	Annually	0.830%	Annually	05/30/52	JPY	189,191,500	76,633	53	76,580
Receive	12M TONA	Annually	0.855%	Annually	05/09/52	JPY	343,214,300	121,761	94	121,667
Receive	12M TONA	Annually	0.861%	Annually	05/09/52	JPY	339,782,157	116,582	93	116,489
Receive	12M TONA	Annually	0.867%	Annually	05/30/52	JPY	189,191,500	63,009	53	62,956
Receive	3M LIBOR	Quarterly	2.915%	Quarterly	08/23/26	USD	110,000	510	2	508
Receive	3M LIBOR	Quarterly	3.156%	Quarterly	10/03/28	USD	1,279,000	(9,076)	17	(9,093)
Receive	6M EURIBOR	Semi-Annually	1.308%	Semi-Annually	06/10/52	EUR	5,390,220	(24,817)	159	(24,976)
Receive	6M EURIBOR	Semi-Annually	1.440%	Semi-Annually	06/10/52	EUR	2,379,000	(30,765)	(108)	(30,657)
Receive	6M EURIBOR	Semi-Annually	1.450%	Semi-Annually	06/10/52	EUR	2,437,000	(33,052)	(812)	(32,240)
Receive	6M EURIBOR	Semi-Annually	1.460%	Semi-Annually	06/10/52	EUR	2,529,000	(35,895)	328	(36,223)
Receive	6M EURIBOR	Semi-Annually	1.480%	Semi-Annually	06/10/52	EUR	2,409,000	(37,232)	(216)	(37,016)
Receive	6M EURIBOR	Semi-Annually	1.490%	Semi-Annually	06/10/52	EUR	2,382,000	(38,317)	(174)	(38,143)
Receive	3M WIBOR	Annually	6.150%	Annually	11/04/24	PLN	10,655,500	34,176	4	34,172

Totals								$(545,237)	$6,371	$(551,608)

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1 Day CDI	Maturity	12.025%	Maturity	01/02/25	BNP	BRL	6,678,000	$(14,981)	$—	$(14,981)
Pay	3M CLOIS	Semi-Annually	1.650%	Semi-Annually	05/28/23	BOA	CLP	3,163,924,000	(237,694)	—	(237,694)
Receive	3M CLOIS	Semi-Annually	1.420%	Semi-Annually	04/01/23	BOA	CLP	3,163,924,000	203,277	—	203,277

Totals									$(49,398)	$—	$(49,398)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.33.V13	(5.000%)	Quarterly	12/20/24	4.583%	USD	4,786,420	$(44,465)	$48,301	$(92,766)
CDX.NA.HY.37.V2	(5.000%)	Quarterly	12/20/26	5.423%	USD	4,804,470	72,855	(195,971)	268,826

Totals							$28,390	$(147,670)	$176,060

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Abbott Laboratories 3.400%, due 11/30/23	(1.000%)	Quarterly	06/20/27	JPMC	0.445%	USD	1,237,909	$(31,877)	$(28,724)	$(3,153)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	3.974%	USD	460,000	(10,771)	19,120	(29,891)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	4.487%	USD	480,000	(6,572)	35,503	(42,075)

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	7.236%	USD	250,000	$9,837	$(5,825)	$15,662
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	7.236%	USD	250,000	9,837	(6,285)	16,122
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	7.236%	USD	250,000	9,837	(6,596)	16,433
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	2.017%	USD	460,000	10,894	(4,545)	15,439
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	2.017%	USD	1,185,000	28,064	(6,939)	35,003
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	1.870%	USD	740,000	15,156	9,087	6,069
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	1.870%	USD	526,000	10,773	6,459	4,314
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	1.870%	USD	525,000	10,753	6,572	4,181
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	1.870%	USD	524,000	10,732	6,559	4,173
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	1.870%	USD	520,000	10,650	6,509	4,141
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	1.870%	USD	314,000	6,431	3,856	2,575
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	BOA	2.923%	USD	545,000	45,734	35,310	10,424
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	BOA	2.923%	USD	489,000	41,035	31,078	9,957
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	BOA	2.923%	USD	488,000	40,951	31,316	9,635
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	BOA	2.923%	USD	293,000	24,587	19,103	5,484
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	BBP	2.923%	USD	8,620,600	723,409	501,168	222,241
Chile Government International Bond 3.240%, due 02/06/28	(1.000%)	Quarterly	06/20/27	GSI	1.125%	USD	1,098,000	6,279	(6,089)	12,368
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/27	GSI	2.910%	USD	865,667	72,082	45,876	26,206
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/27	MSIP	2.910%	USD	477,265	39,741	20,044	19,697
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/27	MSIP	2.910%	USD	477,265	39,741	20,452	19,289
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/27	MSIP	2.910%	USD	477,265	39,741	20,328	19,413
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/27	MSIP	2.910%	USD	477,265	39,741	20,491	19,250
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	06/20/27	GSI	1.429%	USD	2,698,000	52,132	33,304	18,828
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/27	MSIP	1.751%	USD	3,414,000	115,062	20,646	94,416
Occidental Petroleum Corp. 5.550%, due 03/15/26	(1.000%)	Quarterly	12/20/24	BBP	1.600%	USD	970,000	13,639	252,225	(238,586)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	06/20/27	GSI	1.278%	USD	3,913,035	49,084	20,073	29,011
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	3.160%	USD	499,000	(17,200)	(2,320)	(14,880)

Totals								$1,409,502	$1,097,756	$311,746

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.394%	USD	1,001,000	$(288)	$145	$(433)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.394%	USD	2,340,000	(674)	(883)	209
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.533%	USD	1,610,000	1,579	19,805	(18,226)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.533%	USD	1,280,000	1,256	15,972	(14,716)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.533%	USD	1,960,000	1,923	26,423	(24,500)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.533%	USD	1,090,000	1,069	13,409	(12,340)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.533%	USD	900,000	883	11,071	(10,188)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	107.339%	USD	340,000	77,911	34,298	43,613
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CGM	9.379%	USD	500,000	85,711	16,218	69,493
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	9.379%	USD	105,000	17,999	5,577	12,422

Totals								$187,369	$142,035	$45,334

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	3.115%	USD	660,000	$(27,842)	$(30,601)	$2,759
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	3.115%	USD	1,310,000	(55,261)	(59,736)	4,475
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.394%	USD	5,000,000	6,248	(156,398)	162,646
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	8.097%	USD	40,000	(6,973)	(3,575)	(3,398)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	107.339%	USD	340,000	(77,911)	(28,925)	(48,986)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	9.379%	USD	467,000	(80,054)	(57,312)	(22,742)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	GSI	9.379%	USD	210,000	(35,999)	(22,446)	(13,553)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	JPMC	9.379%	USD	130,000	(22,285)	(28,136)	5,851
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	9.379%	USD	236,000	(40,455)	(11,001)	(29,454)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	9.379%	USD	240,000	(41,141)	(305)	(40,836)

Totals								$(381,673)	$(398,435)	$16,762

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M SOFR	Quarterly	09/02/22	BNP	PPG Industries, Inc.	USD	352,112	$39,506	$—	$39,506
Receive	12M SOFR	Quarterly	09/02/22	BNP	PPG Industries, Inc.	USD	31,554	3,540	—	3,540
Receive	12M SOFR	Quarterly	09/02/22	BNP	PPG Industries, Inc.	USD	725,079	42,194	—	42,194
Receive	12M SOFR	Quarterly	09/02/22	BNP	Sherwin-Williams Co.	USD	368,393	62,308	—	62,308
Receive	12M SOFR	Quarterly	09/02/22	BNP	Sherwin-Williams Co.	USD	724,188	9,891	—	9,891

Totals								$157,439	$—	$157,439

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Securities in the amount of $234,774 have been received at the custodian bank as collateral for OTC swap contracts, OTC option contracts and forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BNY)—	Bank of New York Mellon
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CLOIS)—	Sinacofi Chile Interbank Rate Average
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Financing Rate
(WIBOR)—	Warsaw Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CMS)—	Constant Maturity Swap
(DAC)—	Designated Activity Company
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,507,360,825	$—	$1,507,360,825
Corporate Bonds & Notes
Advertising	—	2,559,925	—	2,559,925
Aerospace/Defense	—	30,092,448	—	30,092,448
Agriculture	—	6,565,454	—	6,565,454
Airlines	—	17,438,192	—	17,438,192
Apparel	—	39,329	—	39,329
Auto Manufacturers	—	21,129,342	—	21,129,342
Auto Parts & Equipment	—	517,964	—	517,964
Banks	—	286,859,696	—	286,859,696
Beverages	—	11,657,829	—	11,657,829
Biotechnology	—	6,991,749	—	6,991,749
Building Materials	—	603,104	—	603,104
Chemicals	—	8,399,864	—	8,399,864
Commercial Services	—	19,858,169	—	19,858,169
Computers	—	11,922,542	—	11,922,542
Distribution/Wholesale	—	416,499	—	416,499
Diversified Financial Services	—	15,507,098	—	15,507,098
Electric	—	84,218,772	—	84,218,772
Electronics	—	2,401,507	—	2,401,507
Energy-Alternate Sources	—	866,894	—	866,894
Engineering & Construction	—	871,111	—	871,111
Entertainment	—	5,719,068	—	5,719,068
Environmental Control	—	2,849,647	—	2,849,647
Food	—	2,778,259	—	2,778,259
Food Service	—	449,480	—	449,480
Forest Products & Paper	—	1,238,300	—	1,238,300
Gas	—	4,097,606	—	4,097,606
Healthcare-Products	—	4,203,244	—	4,203,244
Healthcare-Services	—	29,112,831	—	29,112,831
Home Builders	—	5,799,764	1,188,244	6,988,008
Insurance	—	8,582,209	—	8,582,209
Internet	—	2,206,579	—	2,206,579
Investment Companies	—	2,864,943	—	2,864,943
Iron/Steel	—	1,977,953	—	1,977,953
Lodging	—	2,551,927	1,281,263	3,833,190
Machinery-Diversified	—	4,579,716	—	4,579,716
Media	—	35,247,089	—	35,247,089
Mining	—	10,484,156	—	10,484,156
Miscellaneous Manufacturing	—	3,496,244	—	3,496,244
Oil & Gas	—	34,840,064	—	34,840,064

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Packaging & Containers	$—	$2,021,183	$—	$2,021,183
Pharmaceuticals	—	29,394,909	—	29,394,909
Pipelines	—	73,804,317	—	73,804,317
Real Estate	—	2,286,909	1,150,280	3,437,189
Real Estate Investment Trusts	—	57,978,779	—	57,978,779
Retail	—	4,565,631	—	4,565,631
Semiconductors	—	33,697,835	—	33,697,835
Shipbuilding	—	2,859,817	—	2,859,817
Software	—	32,271,760	—	32,271,760
Telecommunications	—	70,956,983	—	70,956,983
Transportation	—	17,346,680	—	17,346,680
Trucking & Leasing	—	3,383,826	—	3,383,826
Total Corporate Bonds & Notes	—	1,022,565,196	3,619,787	1,026,184,983
Asset-Backed Securities
Asset-Backed - Credit Card	—	833,608	—	833,608
Asset-Backed - Home Equity	—	19,318,237	—	19,318,237
Asset-Backed - Manufactured Housing	—	9,930,220	—	9,930,220
Asset-Backed - Other	—	287,096,724	3,543,766	290,640,490
Asset-Backed - Student Loan	—	28,878,070	—	28,878,070
Total Asset-Backed Securities	—	346,056,859	3,543,766	349,600,625
Total Mortgage-Backed Securities*	—	217,774,193	—	217,774,193
Floating Rate Loans
Advertising	—	101,559	—	101,559
Aerospace/Defense	—	308,717	—	308,717
Airlines	—	1,101,407	—	1,101,407
Apparel	—	830,725	—	830,725
Auto Parts & Equipment	—	590,894	—	590,894
Beverages	—	713,712	—	713,712
Building Materials (Less Unfunded Loan Commitments of $29,272)	—	1,556,076	—	1,556,076
Chemicals	—	4,135,031	—	4,135,031
Commercial Services	—	5,800,471	6,522,366	12,322,837
Cosmetics/Personal Care	—	178,766	—	178,766
Electric	—	1,276,364	—	1,276,364
Entertainment	—	9,876,722	—	9,876,722
Environmental Control	—	423,913	—	423,913
Food	—	1,019,866	—	1,019,866
Hand/Machine Tools	—	947,448	—	947,448
Healthcare-Services	—	485,418	—	485,418
Household Products/Wares	—	268,152	—	268,152
Housewares	—	281,697	—	281,697
Internet	—	1,347,435	—	1,347,435
Lodging	—	6,229,220	—	6,229,220
Machinery-Diversified	—	350,708	—	350,708
Media	—	2,616,668	—	2,616,668
Metal Fabricate/Hardware	—	652	—	652
Mining	—	196,126	—	196,126
Oil & Gas	—	673,267	—	673,267
Packaging & Containers	—	330,931	—	330,931
Pharmaceuticals	—	352,367	—	352,367
Pipelines	—	2,654,306	—	2,654,306
Real Estate Investment Trusts	—	481,393	—	481,393
Retail	—	5,704,889	—	5,704,889
Software	—	1,007,624	—	1,007,624
Telecommunications	—	1,340,230	—	1,340,230
Total Floating Rate Loans (Less Unfunded Loan Commitments of $29,272)	—	53,182,754	6,522,366	59,705,120
Total Foreign Government*	—	24,144,085	—	24,144,085
Total Municipals*	—	20,092,689	—	20,092,689
Total Common Stocks*	7,740,644	—	—	7,740,644
Total Preferred Stock*	—	—	2,473,605	2,473,605

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Warrants
Automobiles	$—	$—	$331,412	$331,412
Commercial Services & Supplies	1,643	—	—	1,643
Health Care Providers & Services	24,779	—	—	24,779
Health Care Technology	1,307	—	—	1,307
Hotels, Restaurants & Leisure	—	—	416	416
Independent Power and Renewable Electricity Producers	12,332	—	—	12,332
Interactive Media & Services	33,506	—	—	33,506
Machinery	78,116	—	—	78,116
Oil, Gas & Consumable Fuels	21,565	—	—	21,565
Real Estate Management & Development	8,104	—	—	8,104
Software	5,614	—	—	5,614
Special Purpose Acquisition Companies	12,675	—	—	12,675
Specialty Retail	30,681	—	—	30,681
Total Warrants	230,322	—	331,828	562,150
Convertible Bonds
Airlines	—	72,926	—	72,926
Automobiles	—	—	1,053,500	1,053,500
Energy-Alternate Sources	—	62,703	—	62,703
Total Convertible Bonds	—	135,629	1,053,500	1,189,129
Total Escrow Shares*	—	—	1	1
Total Short-Term Investment*	—	190,630,286	—	190,630,286
Securities Lending Reinvestments
Commercial Paper	—	999,952	—	999,952
Repurchase Agreements	—	18,607,668	—	18,607,668
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	19,607,620	—	23,607,620
Purchased Options
Foreign Currency Options at Value	—	704,724	—	704,724
Options on Exchange-Traded Futures Contracts at Value	111,843	—	—	111,843
Total Purchased Options	111,843	704,724	—	816,567
Total Net Investments	$12,082,809	$3,402,254,860	$17,544,853	$3,431,882,522

Collateral for Securities Loaned (Liability)	$—	$(23,607,625)	$—	$(23,607,625)
TBA Forward Sales Commitments	$—	$(72,689,293)	$—	$(72,689,293)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$721,166	$—	$721,166
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(321,603)	—	(321,603)
Total Forward Contracts	$—	$399,563	$—	$399,563
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,973,644	$—	$—	$2,973,644
Futures Contracts (Unrealized Depreciation)	(5,708,808)	—	—	(5,708,808)
Total Futures Contracts	$(2,735,164)	$—	$—	$(2,735,164)
Written Options
Foreign Currency Options at Value	$—	$(152,890)	$—	$(152,890)
Interest Rate Swaptions at Value	—	(1,386,414)	—	(1,386,414)
Total Written Options	$—	$(1,539,304)	$—	$(1,539,304)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,946,129	$—	$1,946,129
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,321,677)	—	(2,321,677)
Total Centrally Cleared Swap Contracts	$—	$(375,548)	$—	$(375,548)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,031,217	$—	$2,031,217
OTC Swap Contracts at Value (Liabilities)	—	(707,978)	—	(707,978)
Total OTC Swap Contracts	$—	$1,323,239	$—	$1,323,239

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

During the period ended June 30, 2022, a transfer into Level 3 in the amount of $5,336,625 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b) (c)	$3,431,882,522
Cash	5,660,347
Cash denominated in foreign currencies (d)	10,690,784
Cash collateral (e)	8,390,520
OTC swap contracts at market value (f)	2,031,217
Unrealized appreciation on forward foreign currency exchange contracts	721,166
Receivable for:
Investments sold	18,762,562
TBA securities sold (g)	313,725,067
Fund shares sold	91,892
Principal paydowns	65,478
Dividends and interest	18,311,421
Variation margin on futures contracts	3,688,452
Interest on OTC swap contracts	139,811
Other assets	1,062

Total Assets	3,814,162,301
Liabilities
Written options at value (h)	1,539,304
TBA Forward sales commitments, at value	72,689,293
OTC swap contracts at market value (i)	707,978
Cash collateral for OTC swap and forward foreign currency exchange contracts	907,100
Unrealized depreciation on forward foreign currency exchange contracts	321,603
Collateral for securities loaned	23,607,625
Payables for:
Investments purchased	85,534,138
TBA securities purchased (g)	524,369,692
Fund shares redeemed	3,029,965
Variation margin on centrally cleared swap contracts	261,675
Premium on written options	393,318
Interest on forward sales commitments	193,102
Interest on OTC swap contracts	70,149
Accrued Expenses:
Management fees	871,216
Distribution and service fees	103,119
Deferred trustees’ fees	156,444
Other expenses	1,115,500

Total Liabilities	715,871,221

Net Assets	$3,098,291,080

Net Assets Consist of:
Paid in surplus	$3,526,929,962
Distributable earnings (Accumulated losses)	(428,638,882)

Net Assets	$3,098,291,080

Net Assets
Class A	$2,568,613,876
Class B	445,244,068
Class E	84,433,136
Capital Shares Outstanding*
Class A	27,706,597
Class B	4,900,424
Class E	919,773
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$92.71
Class B	90.86
Class E	91.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,732,893,757.
(b)	Includes securities loaned at value of $47,983,515.
(c)	Investments at value is net of unfunded loan commitments of $29,272.
(d)	Identified cost of cash denominated in foreign currencies was $10,690,037.
(e)	Includes collateral of $8,310,520 for centrally cleared swap contracts and $80,000 for OTC swap contracts and forward foreign currency exchange contracts.
(f)	Net premium paid on OTC swap contracts was $1,060,552.
(g)	Included within TBA securities sold is $188,387,978 related to TBA forward sale commitments and included within TBA securities purchased is $115,983,040 related to TBA forward sale commitments.
(h)	Premiums received on written options were $1,658,065.
(i)	Net premium received on OTC swap contracts was $219,196.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends	$234,526
Interest (a)	41,611,004
Securities lending income	62,770

Total investment income	41,908,300
Expenses
Management fees	5,635,557
Administration fees	68,123
Custodian and accounting fees	434,826
Distribution and service fees—Class B	606,055
Distribution and service fees—Class E	68,517
Audit and tax services	63,399
Legal	26,621
Shareholder reporting	41,824
Insurance	12,738
Miscellaneous (b)	14,036

Total expenses	6,971,696
Less management fee waiver	(39,992)

Net expenses	6,931,704

Net Investment Income	34,976,596

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(83,468,237)
Purchased options	(2,165,672)
Futures contracts	(44,391,232)
Written options	406,886
Swap contracts	(9,445,323)
Foreign currency transactions	(392,799)
Forward foreign currency transactions	3,509,648

Net realized gain (loss)	(135,946,729)

Net change in unrealized appreciation (depreciation) on:
Investments	(309,845,297)
Purchased options	(405,131)
Futures contracts	(7,792,758)
Written options	20,557
Swap contracts	3,334,310
Foreign currency transactions	(245,412)
Forward foreign currency transactions	94,922

Net change in unrealized appreciation (depreciation)	(314,838,809)

Net realized and unrealized gain (loss)	(450,785,538)

Net Increase (Decrease) in Net Assets From Operations	$(415,808,942)

(a)	Net of foreign withholding taxes of $3,664.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$34,976,596	$65,829,024
Net realized gain (loss)	(135,946,729)	15,644,156
Net change in unrealized appreciation (depreciation)	(314,838,809)	(94,697,049)

Increase (decrease) in net assets from operations	(415,808,942)	(13,223,869)

From Distributions to Shareholders
Class A	(79,174,618)	(142,633,860)
Class B	(12,754,723)	(24,157,106)
Class E	(2,489,604)	(4,453,779)

Total distributions	(94,418,945)	(171,244,745)

Increase (decrease) in net assets from capital share transactions	(56,212,110)	441,537,912

Total increase (decrease) in net assets	(566,439,997)	257,069,298

Net Assets
Beginning of period	3,664,731,077	3,407,661,779

End of period	$3,098,291,080	$3,664,731,077

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	735,403	$72,608,896	3,288,324	$368,682,181
Reinvestments	864,541	79,174,618	1,330,540	142,633,860
Redemptions	(1,861,776)	(185,929,598)	(1,210,376)	(132,347,085)

Net increase (decrease)	(261,832)	$(34,146,084)	3,408,488	$378,968,956

Class B
Sales	168,217	$16,585,138	857,087	$92,884,144
Reinvestments	142,098	12,754,723	229,871	24,157,106
Redemptions	(509,419)	(49,689,421)	(612,768)	(65,995,465)

Net increase (decrease)	(199,104)	$(20,349,560)	474,190	$51,045,785

Class E
Sales	26,924	$2,762,298	166,093	$18,163,220
Reinvestments	27,452	2,489,604	41,953	4,453,779
Redemptions	(70,682)	(6,968,368)	(101,975)	(11,093,828)

Net increase (decrease)	(16,306)	$(1,716,466)	106,071	$11,523,171

Increase (decrease) derived from capital shares transactions		$(56,212,110)		$441,537,912

See accompanying notes to financial statements.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$108.15		$113.91	$108.84	$102.94	$106.93	$106.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.07		2.04	2.67	3.39	3.33	3.18
Net realized and unrealized gain (loss)	(13.58)		(2.58)	6.54	6.56	(3.77)	1.13

Total income (loss) from investment operations	(12.51)		(0.54)	9.21	9.95	(0.44)	4.31

Less Distributions
Distributions from net investment income	(2.81)		(3.05)	(4.14)	(4.05)	(3.55)	(3.38)
Distributions from net realized capital gains	(0.12)		(2.17)	0.00	0.00	0.00	0.00

Total distributions	(2.93)		(5.22)	(4.14)	(4.05)	(3.55)	(3.38)

Net Asset Value, End of Period	$92.71		$108.15	$113.91	$108.84	$102.94	$106.93

Total Return (%) (b)	(11.53	)(c)	(0.43)	8.60	9.83	(0.36)	4.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.37	0.39	0.39	0.43	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.38	(d)	0.37	0.39	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (e)	0.38	(d)	0.37	0.39	0.39	0.43	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.38	(d)	0.37	0.39	0.38	0.37	0.37
Ratio of net investment income (loss) to average net assets (%)	2.15	(d)	1.86	2.40	3.18	3.22	2.98
Portfolio turnover rate (%)	208	(c) (f)	486 (f)	437 (f)	482 (f)	439 (f)	615 (f)
Net assets, end of period (in millions)	$2,568.6		$3,024.7	$2,797.7	$2,846.1	$2,977.2	$3,256.0

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$105.87		$111.65	$106.74	$101.01	$104.98	$104.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.93		1.73	2.34	3.06	3.02	2.86
Net realized and unrealized gain (loss)	(13.29)		(2.54)	6.42	6.44	(3.71)	1.11

Total income (loss) from investment operations	(12.36)		(0.81)	8.76	9.50	(0.69)	3.97

Less Distributions
Distributions from net investment income	(2.53)		(2.80)	(3.85)	(3.77)	(3.28)	(3.11)
Distributions from net realized capital gains	(0.12)		(2.17)	0.00	0.00	0.00	0.00

Total distributions	(2.65)		(4.97)	(3.85)	(3.77)	(3.28)	(3.11)

Net Asset Value, End of Period	$90.86		$105.87	$111.65	$106.74	$101.01	$104.98

Total Return (%) (b)	(11.64	)(c)	(0.69)	8.34	9.55	(0.62)	3.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.62	0.64	0.64	0.68	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.63	(d)	0.62	0.64	0.63	0.62	0.62
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.62	0.64	0.64	0.68	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.63	(d)	0.62	0.64	0.63	0.62	0.62
Ratio of net investment income (loss) to average net assets (%)	1.90	(d)	1.61	2.14	2.93	2.97	2.73
Portfolio turnover rate (%)	208	(c) (f)	486 (f)	437 (f)	482 (f)	439 (f)	615 (f)
Net assets, end of period (in millions)	$445.2		$539.9	$516.4	$468.9	$455.6	$514.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$107.01		$112.78	$107.78	$101.96	$105.94	$105.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.99		1.86	2.48	3.20	3.15	2.99
Net realized and unrealized gain (loss)	(13.43)		(2.57)	6.48	6.49	(3.75)	1.12

Total income (loss) from investment operations	(12.44)		(0.71)	8.96	9.69	(0.60)	4.11

Less Distributions
Distributions from net investment income	(2.65)		(2.89)	(3.96)	(3.87)	(3.38)	(3.20)
Distributions from net realized capital gains	(0.12)		(2.17)	0.00	0.00	0.00	0.00

Total distributions	(2.77)		(5.06)	(3.96)	(3.87)	(3.38)	(3.20)

Net Asset Value, End of Period	$91.80		$107.01	$112.78	$107.78	$101.96	$105.94

Total Return (%) (b)	(11.59	)(c)	(0.60)	8.44	9.66	(0.52)	3.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.52	0.54	0.54	0.58	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	(d)	0.52	0.54	0.53	0.52	0.52
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.52	0.54	0.54	0.58	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.53	(d)	0.52	0.54	0.53	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	2.00	(d)	1.71	2.25	3.03	3.07	2.82
Portfolio turnover rate (%)	208	(c) (f)	486 (f)	437 (f)	482 (f)	439 (f)	615 (f)
Net assets, end of period (in millions)	$84.4		$100.2	$93.6	$95.5	$96.8	$110.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 21%, 82%, 93%, 81%, 92%, and 168%, for the six months ended June 30, 2022, and for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only

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within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2022, the Portfolio had open unfunded loan commitments of $29,272. At June 30, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely

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on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

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securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $190,630,286. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,607,668. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,195,574)	$—	$—	$—	$(1,195,574)
Corporate Bonds & Notes	(20,682,311)	—	—	—	(20,682,311)
Foreign Government	(1,729,740)	—	—	—	(1,729,740)
Total Borrowings	$(23,607,625)	$—	$—	$—	$(23,607,625)
Gross amount of recognized liabilities for securities lending transactions					$(23,607,625)

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the

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Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of

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interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$203,277	OTC swap contracts at market value (a)	$252,675
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	1,677,303	Unrealized depreciation on centrally cleared swap contracts (b) (c)	2,228,911
	Unrealized appreciation on futures contracts (c) (d)	2,907,287	Unrealized depreciation on futures contracts (c) (d)	5,708,808
			Written options at value	1,386,414
Credit	OTC swap contracts at market value (a)	1,670,501	OTC swap contracts at market value (a)	455,303
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	268,826	Unrealized depreciation on centrally cleared swap contracts (b) (c)	92,766
Equity	Investments at market value (c) (e)	111,843
	OTC swap contracts at market value (a)	157,439
	Unrealized appreciation on futures contracts (c) (d)	66,357
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	721,166	Unrealized depreciation on forward foreign currency exchange contracts	321,603
	Investments at market value (e)	704,724	Written options at value	152,890

Total		$8,488,723		$10,599,370

(a)	Excludes OTC swap interest receivable of $139,811 and OTC swap interest payable of $70,149.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

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The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$379,825	$(379,825)	$—	$—
Barclays Bank plc	812,426	(181,205)	(234,774)	396,447
BNP Paribas S.A.	264,021	(14,981)	(170,000)	79,040
Citibank N.A.	374,573	(115,632)	(227,000)	31,941
Citigroup Global Markets, Inc.	85,711	—	(85,100)	611
Credit Suisse International	7,827	(7,827)	—	—
Deutsche Bank AG	213,789	(213,789)	—	—
Goldman Sachs International	254,024	(254,024)	—	—
JPMorgan Chase Bank N.A.	512,304	(148,172)	(84,000)	280,132
Morgan Stanley & Co. International plc	512,055	(152,310)	(331,000)	28,745
State Street Bank and Trust Co.	33,948	—	—	33,948
UBS AG	6,604	(3,829)	(2,775)	—

	$3,457,107	$(1,471,594)	$(1,134,649)	$850,864

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$821,295	$(379,825)	$(441,470)	$—
Bank of New York Mellon	5,177	—	—	5,177
Barclays Bank plc	181,205	(181,205)	—	—
BNP Paribas S.A.	14,981	(14,981)	—	—
Citibank N.A.	115,632	(115,632)	—	—
Credit Suisse International	77,911	(7,827)	(60,000)	10,084
Deutsche Bank AG	546,016	(213,789)	(332,227)	—
Goldman Sachs International	499,438	(254,024)	(198,825)	46,589
HSBC Bank plc	1,420	—	—	1,420
JPMorgan Chase Bank N.A.	148,172	(148,172)	—	—
Morgan Stanley & Co. International plc	152,310	(152,310)	—	—
Royal Bank of Canada	1,499	—	—	1,499
UBS AG	3,829	(3,829)	—	—

	$2,568,885	$(1,471,594)	$(1,032,522)	$64,769

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$1,391,925	$(2,168,676)	$417,229	$(1,806,150)	$(2,165,672)
Forward foreign currency transactions . . . . .	—	—	—	3,509,648	3,509,648
Swap contracts . . . . . . . . . . . . . . . .	(9,562,360)	126,421	(9,384)	—	(9,445,323)
Futures contracts . . . . . . . . . . . . . . .	(44,451,295)	—	60,063	—	(44,391,232)
Written options . . . . . . . . . . . . . . . .	(867,326)	—	373,049	901,163	406,886

	$(53,489,056)	$(2,042,255)	$840,957	$2,604,661	$(52,085,693)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(56,652)	$—	$109,749	$(458,228)	$(405,131)
Forward foreign currency transactions . . . . .	—	—	—	94,922	94,922
Swap contracts . . . . . . . . . . . . . . . .	2,047,438	1,124,393	162,479	—	3,334,310
Futures contracts . . . . . . . . . . . . . . .	(7,859,115)	—	66,357	—	(7,792,758)
Written options . . . . . . . . . . . . . . . .	73,970	—	(484,058)	430,645	20,557

	$(5,794,359)	$1,124,393	$(145,473)	$67,339	$(4,748,100)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$566,339,532
Forward foreign currency transactions . .	164,426,887
Futures contracts long . . . . . . . . . . . . .	633,664,065
Futures contracts short . . . . . . . . . . . . .	(238,289,427)
Swap contracts . . . . . . . . . . . . . . . . . .	723,173,375
Written options . . . . . . . . . . . . . . . . .	(449,530,170)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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Notes to Financial Statements—June 30, 2022—(Continued)

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

BHFTII-68

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-69

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,741,441,688	$396,602,199	$6,827,962,064	$493,143,330

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2022 were as follows:

Purchases	Sales
$6,231,688,136	$6,699,349,462

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $512,924 in sales of investments, which are included above, and resulted in net realized losses of $16,633.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$5,635,557	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E,

BHFTII-70

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$3,680,766,911

Gross unrealized appreciation	35,072,779
Gross unrealized (depreciation)	(344,004,500)

Net unrealized appreciation (depreciation)	$(308,931,721)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$138,825,997	$117,254,910	$32,418,748	$—	$171,244,745	$117,254,910

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$90,248,901	$3,603,296	$(12,084,635)	$—	$81,767,562

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTII-71

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-73

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Semi-Annual Commentary

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned -33.49%, -33.56%, and -33.53%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -28.07%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as represented by the S&P 500 Index, returned -4.60% in the first quarter and -16.1% in the second quarter of 2022. For the first six months of the year, the index return was -19.97%. Stock losses accumulated during the year-to-date period, despite resilient corporate earnings, as investors focused on persistently high inflation, the U.S. Federal Reserve’s (the “Fed”) increasingly hawkish policy stance, renewed China COVID-19 lockdowns, and rising recession risks. Two major economic shocks, the COVID-19 pandemic and war in Ukraine, remained at the center of the inflation puzzle as constrained supply – shortages of labor, goods, energy, and food – exerted upward pressure on wages and prices during the first and second quarters. The Fed continued fighting inflation by hiking interest rates twice during the first six months of the year, including a 0.50% increase in May and a 0.75% increase in June, the largest hike since 1994. In terms of style, value stocks outperformed growth stocks, as the Russell 1000 Value Index returned -12.87% and the Russell 1000 Growth Index returned -28.07% during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING:

The BlackRock Capital Appreciation Portfolio underperformed its benchmark, the Russell 1000 Growth Index, in the first half of 2022.

During the six-month period, stock selection in the Information Technology, Communication Services and Consumer Staples sectors detracted from relative performance while positioning in the Energy sector, the Portfolio’s cash position, and stock selection in the Materials sector contributed to relative returns.

At a sector level, the largest detractor during the period was stock selection in Information Technology. Most notably, an overweight to the semiconductor & semiconductor equipment industry, specifically, off-benchmark positions in Marvell Technology Inc. and ASML Holding N.V., detracted from performance. While Marvell Technology Inc. has faced pressure recently, we still believe in the long-term growth of the company, as it has positioned itself as a critical supplier in the global race for 5G leadership. The next largest detractor was the Communication Services sector, driven mostly by an off-benchmark position in Snap Inc. as well as an overweight position in Match Group Inc. within the interactive media & services industry. While we continue to see long-term opportunity for Snap Inc. to better monetize its 300+ million daily active users, we exited our position during the period, as we expect ad budgets to remain under pressure in an uncertain macro environment. Lastly, within the Consumer Staples sector, no exposure across the beverage industry, specifically PepsiCo Inc. and Coca-Cola Co, pressured performance. While the beverages industry has outperformed recently, we continued to avoid exposure, given limited growth and mounting competitive threats.

The largest contributor to relative performance was positioning in Energy, driven by an overweight to the oil, gas & consumable fuels sub-sector. Most notably, an overweight position in Pioneer Natural Resources Company and an off-benchmark position in EQT Corp. helped bolster returns during the period. EQT Corp. is a low-cost natural gas producer that we expect to generate above average growth and returns for an extended period even in periods of low commodity prices. Additionally, we sold our position in Pioneer Natural Resources to reallocate capital in other sectors we believe have more upside potential. The second largest contributor was the Portfolio’s cash position. Next, stock selection in the Materials sector also proved advantageous. Specifically, an overweight position in Linde plc within the chemicals industry contributed to performance. Linde plc is a high-quality stock, and we expect the company to grow at a double-digit pace for several years as it increases its operating margins and expands its hydrogen business. Lastly, in addition to the above-mentioned sectors, an overweight position in UnitedHealth Group Inc. within the Health Care sector and an overweight position in TransDigm Group Inc. within the Industrials sector, added to returns. UnitedHealth Group Inc. is a premium growth company in an attractive healthcare services industry, and we believe it is positioned to benefit from the industry’s growth and from lower premiums that have come with policy changes to managed care.

Due to a combination of Portfolio trading activity and market movements during the period, the largest increases in active weights were in the Health Care and Consumer Discretionary sectors. These moves were driven by increasing exposure to life sciences tools & services within Health Care and reducing our active underweight to automobiles within Consumer Discretionary. Conversely, the largest reductions in active sector weights were in the Industrials and Communication Services sectors. These changes were primarily driven by a shift from being actively overweight to underweight in professional services and entertainment, respectively.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Semi-Annual Commentary—(Continued)

The largest sector overweight allocation in the Portfolio as of June 30, 2022, was Health Care, followed by the Consumer Discretionary and Materials sectors. Consumer Staples, Industrials, and Information Technology sectors were the largest Portfolio underweight allocations.

Lawrence Kemp

Phil Ruvinsky

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	-33.49	-28.99	11.93	13.09
Class B	-33.56	-29.16	11.65	12.81
Class E	-33.53	-29.11	11.76	12.92
Russell 1000 Growth Index	-28.07	-18.77	14.29	14.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Microsoft Corp.	11.7
Amazon.com, Inc.	7.4
Alphabet, Inc.- Class A	6.1
Visa, Inc.- Class A	4.6
Intuit, Inc.	4.5
S&P Global, Inc.	3.6
ServiceNow, Inc.	3.1
LVMH Moet Hennessy Louis Vuitton SE	2.8
ASML Holding NV	2.7
Thermo Fisher Scientific, Inc.	2.6

Top Sectors

% of Net Assets
Information Technology	39.6
Consumer Discretionary	17.7
Health Care	16.7
Communication Services	9.0
Financials	4.6
Materials	3.3
Energy	2.3
Industrials	2.1
Real Estate	1.3
Consumer Staples	0.6

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.63%	$1,000.00	$665.10	$2.60
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B (a)	Actual	0.88%	$1,000.00	$664.40	$3.63
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class E (a)	Actual	0.78%	$1,000.00	$664.70	$3.22
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 2.1%
TransDigm Group, Inc. (a)	56,402	$30,269,261

Automobiles — 2.1%
Tesla, Inc. (a)(b)	44,786	30,159,788

Capital Markets — 4.6%
Blackstone Inc. (b)	154,099	14,058,452
S&P Global, Inc.	149,825	50,500,014

		64,558,466

Chemicals — 2.9%
Linde plc (b)	81,267	23,366,700
Sherwin-Williams Co. (The)	76,347	17,094,857

		40,461,557

Containers & Packaging — 0.5%
Ball Corp. (b)	100,890	6,938,205

Electronic Equipment, Instruments & Components — 0.8%
Zebra Technologies Corp. - Class A (a)	40,817	11,998,157

Equity Real Estate Investment Trusts — 1.3%
Prologis, Inc. (b)	153,409	18,048,569

Health Care Equipment & Supplies — 1.6%
Edwards Lifesciences Corp. (a)	155,127	14,751,026
Intuitive Surgical, Inc. (a)	42,167	8,463,339

		23,214,365

Health Care Providers & Services — 3.4%
Humana, Inc.	29,165	13,651,261
UnitedHealth Group, Inc.	66,517	34,165,127

		47,816,388

Hotels, Restaurants & Leisure — 3.3%
Chipotle Mexican Grill, Inc. (a)	12,461	16,289,767
Domino’s Pizza, Inc. (b)	27,495	10,715,076
Evolution AB	213,901	19,475,495

		46,480,338

Interactive Media & Services — 9.0%
Alphabet, Inc. - Class A (a)	39,786	86,704,038
Match Group, Inc. (a)	469,418	32,713,740
Meta Platforms, Inc. - Class A (a)	46,266	7,460,393

		126,878,171

Internet & Direct Marketing Retail — 7.4%
Amazon.com, Inc. (a)	985,120	104,629,595

IT Services — 7.4%
MasterCard, Inc. - Class A	105,099	33,156,633
MongoDB, Inc. (a)(b)	28,449	7,382,515
Visa, Inc. - Class A (b)	327,058	64,394,450

		104,933,598

Life Sciences Tools & Services — 6.4%
Danaher Corp.	141,090	35,769,137
Lonza Group AG	33,504	17,865,135
Thermo Fisher Scientific, Inc.	68,791	37,372,775

		91,007,047

Oil, Gas & Consumable Fuels — 2.3%
EQT Corp. (b)	582,955	20,053,652
Hess Corp. (b)	116,810	12,374,851

		32,428,503

Personal Products — 0.7%
Olaplex Holdings, Inc. (a)(b)	658,984	9,285,085

Pharmaceuticals — 5.2%
AstraZeneca plc (ADR) (b)	428,450	28,307,692
Eli Lilly and Co.	54,863	17,788,230
Zoetis, Inc.	162,638	27,955,846

		74,051,768

Semiconductors & Semiconductor Equipment — 6.9%
ASML Holding NV	79,439	37,803,431
Marvell Technology, Inc.	664,461	28,923,988
NVIDIA Corp.	200,754	30,432,299

		97,159,718

Software — 21.9%
Adobe, Inc. (a)	38,261	14,005,822
Bill.com Holdings, Inc. (a)(b)	73,504	8,081,030
Cadence Design Systems, Inc. (a)	95,496	14,327,265
Intuit, Inc.	163,605	63,059,911
Microsoft Corp.	646,991	166,166,699
ServiceNow, Inc. (a)	93,470	44,446,854

		310,087,581

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	258,454	35,335,831

Textiles, Apparel & Luxury Goods — 4.9%
LVMH Moet Hennessy Louis Vuitton SE	63,416	39,136,118
NIKE, Inc. - Class B	288,672	29,502,278

		68,638,396

Total Common Stocks (Cost $1,162,226,789)		1,374,380,387

Preferred Stock — 0.6%

Interactive Media & Services — 0.6%
Bytedance, Ltd. - Class E †(a)(c)(d) (Cost $5,566,369)	50,800	8,433,816

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Short-Term Investment—2.2%

Security Description	Principal Amount*	Value

Repurchase Agreement — 2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $31,550,451; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $32,181,155.	31,550,144	$31,550,144

Total Short-Term Investments (Cost $31,550,144)		31,550,144

Securities Lending Reinvestments (e)—11.6%

Certificates of Deposit — 2.9%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (f)	2,000,000	2,000,123
Bank of Nova Scotia 1.760%, SOFR + 0.250%, 02/17/23 (f)	3,000,000	2,994,584
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (f)	1,000,000	1,000,323
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (f)	4,000,000	3,995,044
Canadian Imperial Bank of Commerce (NY) 2.010%, SOFR + 0.500%, 03/03/23 (f)	3,000,000	2,999,215
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (f)	1,000,000	1,000,000
Mizuho Bank, Ltd. 1.800%, SOFR + 0.290%, 07/28/22 (f)	2,000,000	1,999,782
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (f)	2,000,000	2,000,000
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (f)	1,000,000	1,000,184
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (f)	2,000,000	1,999,870
1.810%, SOFR + 0.300%, 07/14/22 (f)	2,000,000	2,000,000
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (f)	1,000,000	998,878
2.100%, FEDEFF PRV + 0.520%, 09/21/22 (f)	3,000,000	3,001,236
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (f)	1,000,000	999,672
Sumitomo Mitsui Banking Corp. 1.910%, SOFR + 0.400%, 11/02/22 (f)	1,000,000	999,957
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 07/29/22	1,000,000	998,660
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (f)	2,000,000	1,999,942
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (f)	1,000,000	1,001,011
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (f)	2,000,000	2,001,260
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (f)	4,000,000	3,994,368

		40,982,855

Commercial Paper — 0.2%
Liberty Street Funding LLC 1.550%, 07/01/22	2,000,000	1,999,904
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (f)	1,000,000	1,000,000

		2,999,904

Repurchase Agreements — 4.8%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $10,000,431; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $7,012,726; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 3.375%, maturity dates ranging from 08/15/48 - 11/15/50, and various Common Stock with an aggregate market value of $7,142,409.	7,000,000	7,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $15,000,654; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $15,321,051.	15,000,000	15,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $5,201,587; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $5,311,296.	5,200,000	5,200,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $3,301,091; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $3,639,263.	3,300,000	3,300,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $10,926,665; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $11,145,199.	10,926,216	10,926,216
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $10,000,417; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $10,203,825.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements —(Continued)
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,300,054; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,326,497.	1,300,000	$1,300,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $1,500,068; collateralized by various Common Stock with an aggregate market value of $1,667,058.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $2,700,877; collateralized by various Common Stock with an aggregate market value of $3,001,930.	2,700,000	2,700,000

		67,926,216

Time Deposits — 0.5%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000

		7,000,000

Mutual Funds — 3.2%
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380%, (g)	15,000,000	15,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390%, (g)	20,000,000	20,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430%, (g)	10,000,000	10,000,000

		45,000,000

Total Securities Lending Reinvestments (Cost $163,925,158)		163,908,975

Total Investments— 111.6% (Cost $1,363,268,460)		1,578,273,322
Other assets and liabilities (net) — (11.6)%		(163,982,503)

Net Assets — 100.0%		$1,414,290,819

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2022, the market value of restricted securities was $8,433,816, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $157,582,285 and the collateral received consisted of cash in the amount of $163,922,691. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent 0.6% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance, Ltd. - Class E	12/10/20	50,800	$5,566,369	$8,433,816

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$30,269,261	$—	$—	$30,269,261
Automobiles	30,159,788	—	—	30,159,788
Capital Markets	64,558,466	—	—	64,558,466
Chemicals	40,461,557	—	—	40,461,557
Containers & Packaging	6,938,205	—	—	6,938,205
Electronic Equipment, Instruments & Components	11,998,157	—	—	11,998,157
Equity Real Estate Investment Trusts	18,048,569	—	—	18,048,569
Health Care Equipment & Supplies	23,214,365	—	—	23,214,365
Health Care Providers & Services	47,816,388	—	—	47,816,388
Hotels, Restaurants & Leisure	27,004,843	19,475,495	—	46,480,338
Interactive Media & Services	126,878,171	—	—	126,878,171
Internet & Direct Marketing Retail	104,629,595	—	—	104,629,595
IT Services	104,933,598	—	—	104,933,598
Life Sciences Tools & Services	73,141,912	17,865,135	—	91,007,047
Oil, Gas & Consumable Fuels	32,428,503	—	—	32,428,503
Personal Products	9,285,085	—	—	9,285,085
Pharmaceuticals	74,051,768	—	—	74,051,768
Semiconductors & Semiconductor Equipment	97,159,718	—	—	97,159,718
Software	310,087,581	—	—	310,087,581
Technology Hardware, Storage & Peripherals	35,335,831	—	—	35,335,831
Textiles, Apparel & Luxury Goods	29,502,278	39,136,118	—	68,638,396
Total Common Stocks	1,297,903,639	76,476,748	—	1,374,380,387
Total Preferred Stock*	—	—	8,433,816	8,433,816
Total Short-Term Investment*	—	31,550,144	—	31,550,144
Securities Lending Reinvestments
Certificates of Deposit	—	40,982,855	—	40,982,855
Commercial Paper	—	2,999,904	—	2,999,904
Repurchase Agreements	—	67,926,216	—	67,926,216
Time Deposits	—	7,000,000	—	7,000,000
Mutual Funds	45,000,000	—	—	45,000,000
Total Securities Lending Reinvestments	45,000,000	118,908,975	—	163,908,975
Total Investments	$1,342,903,639	$226,935,867	$8,433,816	$1,578,273,322

Collateral for Securities Loaned (Liability)	$—	$(163,922,691)	$—	$(163,922,691)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)(b)	$1,578,273,322
Receivable for:
Fund shares sold	1,246,749
Dividends and interest	198,379

Total Assets	1,579,718,450

Liabilities
Collateral for securities loaned	163,922,691
Payables for:
Fund shares redeemed	338,670
Accrued Expenses:
Management fees	728,228
Distribution and service fees	52,672
Deferred trustees’ fees	158,384
Other expenses	226,986

Total Liabilities	165,427,631

Net Assets	$1,414,290,819

Net Assets Consist of:
Paid in surplus	$1,217,108,358
Distributable earnings (Accumulated losses)	197,182,461

Net Assets	$1,414,290,819

Net Assets
Class A	$1,149,970,805
Class B	228,657,939
Class E	35,662,075
Capital Shares Outstanding*
Class A	43,690,480
Class B	9,628,728
Class E	1,425,363
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$26.32
Class B	23.75
Class E	25.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,363,268,460.
(b)	Includes securities loaned at value of $157,582,285.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$5,559,038
Interest	24,249
Securities lending income	87,714

Total investment income	5,671,001

Expenses
Management fees	5,826,535
Administration fees	35,862
Custodian and accounting fees	65,294
Distribution and service fees—Class B	336,398
Distribution and service fees—Class E	32,678
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	28,280
Insurance	6,993
Miscellaneous (b)	7,439

Total expenses	6,382,173
Less management fee waiver	(779,379)

Net expenses	5,602,794

Net Investment Income	68,207

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16,741,337)
Foreign currency transactions	7,301

Net realized gain (loss)	(16,734,036)

Net change in unrealized appreciation (depreciation) on:
Investments	(685,939,197)
Foreign currency transactions	(1,174)

Net change in unrealized appreciation (depreciation)	(685,940,371)

Net realized and unrealized gain (loss)	(702,674,407)

Net Increase (Decrease) in Net Assets From Operations	$(702,606,200)

(a)	Net of foreign withholding taxes of $146,726.
(b)	Includes $19,894 in Trustees’fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$68,207	$(4,360,934)
Net realized gain (loss)	(16,734,036)	430,447,328
Net change in unrealized appreciation (depreciation)	(685,940,371)	(24,430,910)

Increase (decrease) in net assets from operations	(702,606,200)	401,655,484

From Distributions to Shareholders
Class A	(342,728,460)	(224,827,641)
Class B	(72,719,560)	(43,766,274)
Class E	(10,974,815)	(7,410,380)

Total distributions	(426,422,835)	(276,004,295)

Increase (decrease) in net assets from capital share transactions	447,847,822	(28,304,355)

Total increase (decrease) in net assets	(681,181,213)	97,346,834

Net Assets
Beginning of period	2,095,472,032	1,998,125,198

End of period	$1,414,290,819	$2,095,472,032

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,337,271	$56,290,667	890,101	$49,064,283
Reinvestments	12,928,271	342,728,460	4,436,220	224,827,641
Redemptions	(884,961)	(39,188,087)	(5,941,741)	(328,073,261)

Net increase (decrease)	13,380,581	$359,831,040	(615,420)	$(54,181,337)

Class B
Sales	634,200	$25,111,165	780,003	$40,187,214
Reinvestments	3,040,115	72,719,560	925,096	43,766,274
Redemptions	(467,426)	(19,208,189)	(1,121,996)	(57,938,054)

Net increase (decrease)	3,206,889	$78,622,536	583,103	$26,015,434

Class E
Sales	71,401	$2,892,041	100,184	$5,344,413
Reinvestments	435,509	10,974,815	151,263	7,410,380
Redemptions	(108,135)	(4,472,610)	(242,820)	(12,893,245)

Net increase (decrease)	398,775	$9,394,246	8,627	$(138,452)

Increase (decrease) derived from capital shares transactions		$447,847,822		$(28,304,355)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$56.20		$53.39	$43.16	$38.83		$43.42	$33.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.09)	(0.07)	(0.00	)(b)	0.09	0.08
Net realized and unrealized gain (loss)	(18.75)		10.57	16.02	12.03		1.74	11.06

Total income (loss) from investment operations	(18.74)		10.48	15.95	12.03		1.83	11.14

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.10)		(0.06)	(0.04)
Distributions from net realized capital gains	(11.14)		(7.67)	(5.72)	(7.60)		(6.36)	(0.91)

Total distributions	(11.14)		(7.67)	(5.72)	(7.70)		(6.42)	(0.95)

Net Asset Value, End of Period	$26.32		$56.20	$53.39	$43.16		$38.83	$43.42

Total Return (%) (c)	(33.49	)(d)	21.20	40.66	32.85		2.43	33.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.71	0.72	0.72		0.72	0.72
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.62	0.63	0.63		0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	0.05	(e)	(0.17)	(0.14)	(0.00	)(g)	0.21	0.20
Portfolio turnover rate (%)	38	(d)	41	37	43		45	48
Net assets, end of period (in millions)	$1,150.0		$1,703.3	$1,651.2	$1,526.1		$1,327.7	$1,661.1

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$52.39		$50.37	$41.11	$37.29		$41.96	$32.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.22)	(0.17)	(0.10)		(0.02)	(0.02)
Net realized and unrealized gain (loss)	(17.46)		9.91	15.15	11.52		1.71	10.70

Total income (loss) from investment operations	(17.50)		9.69	14.98	11.42		1.69	10.68

Less Distributions
Distributions from net realized capital gains	(11.14)		(7.67)	(5.72)	(7.60)		(6.36)	(0.91)

Total distributions	(11.14)		(7.67)	(5.72)	(7.60)		(6.36)	(0.91)

Net Asset Value, End of Period	$23.75		$52.39	$50.37	$41.11		$37.29	$41.96

Total Return (%) (c)	(33.56	)(d)	20.88	40.31	32.52		2.18	33.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.96	0.97	0.97		0.97	0.97
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.87	0.88	0.88		0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(e)	(0.42)	(0.39)	(0.25)		(0.04)	(0.05)
Portfolio turnover rate (%)	38	(d)	41	37	43		45	48
Net assets, end of period (in millions)	$228.7		$336.4	$294.1	$220.5		$173.7	$183.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$54.28		$51.88	$42.15	$38.06	$42.68	$32.69

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)		(0.17)	(0.13)	(0.06)	0.03	0.02
Net realized and unrealized gain (loss)	(18.10)		10.24	15.58	11.78	1.71	10.88

Total income (loss) from investment operations	(18.12)		10.07	15.45	11.72	1.74	10.90

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(11.14)		(7.67)	(5.72)	(7.60)	(6.36)	(0.91)

Total distributions	(11.14)		(7.67)	(5.72)	(7.63)	(6.36)	(0.91)

Net Asset Value, End of Period	$25.02		$54.28	$51.88	$42.15	$38.06	$42.68

Total Return (%) (c)	(33.53	)(d)	21.02	40.44	32.66	2.26	33.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.86	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.77	0.78	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(e)	(0.32)	(0.29)	(0.15)	0.06	0.05
Portfolio turnover rate (%)	38	(d)	41	37	43	45	48
Net assets, end of period (in millions)	$35.7		$55.7	$52.8	$42.9	$38.3	$41.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $31,550,144. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $67,926,216. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$643,035,731	$0	$650,420,981

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average daily net assets
$5,826,535	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,363,899,894

Gross unrealized appreciation	320,641,690
Gross unrealized (depreciation)	(106,293,866)

Net unrealized appreciation (depreciation)	$214,347,824

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$—	$276,004,295	$212,156,322	$276,004,295	$212,156,322

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$174,966	$425,905,350	$900,311,735	$—	$1,326,392,051

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.02%, -0.11%, and -0.06%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index¹, returned 0.14%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2022, increasing inflationary pressures led to expectations that monetary policy accommodation removal would accelerate significantly. On December 31, 2021, federal funds futures contracts predicted only 0.75% of rate hikes during all of 2022, but by the end of June 2022, the Federal Reserve (the “Fed”) had already hiked the rate to 1.75% and futures pricing indicated an additional 1.63% over the remainder of the year. Financial market volatility caused by increasingly aggressive Fed policy and the Russian invasion of the Ukraine led to some credit spread widening across the ultra-short curve. The 3-month London Inter-bank Offered Rate—Overnight Indexed Swap (LIBOR-OIS), a measure of credit premium in the market, increased from 0.07% to 0.19% over the period. The 3-month London Inter-bank Offered Rate (“LIBOR”) started the year at 0.21% and ended the half at 2.29% and the slope of the LIBOR curve as measured from 1-month to 1-year, increased to approximately 1.83% on June 30th, 2022 compared with a slope of 0.48% at the end of 2021. The steepening LIBOR curve describes an increase in the yield difference between 1-month and 1-year LIBOR. The Secured Overnight Financing Rate (“SOFR”) ended June 2022 at 1.50%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s positioning on June 30th reflected our outlook that the Fed will continue raising interest rates aggressively over the next few months. The Portfolio’s purchases during the period were focused on floating rate securities indexed to SOFR and fixed rate securities that mature on or before the upcoming Federal Open Market Committee meeting.

The Weighted Average Maturity (the average amount of time until the securities in the Portfolio mature or the coupon resets and describes interest rate sensitivity) decreased significantly- from 52 days at the end of March to 17 days at the end of June. The Weighted Average Life (the average amount of time until the securities in the Portfolio mature and describes credit sensitivity) increased from 75 days to 80 days over the period. The focus on floating rate and very short-dated investments benefited the Portfolio by allowing the yield to adjust quickly to the changing interest rate environment. Legacy fixed rate investments added during 2021 continue to mature off, allowing the yield to move higher and reducing the negative impact to the valuation of the Portfolio. Our allocation to floating rate instruments increased from 19% at the start of the year to 42% at the end of the period and was comprised of securities indexed to SOFR and federal funds effective rate (41%) and 1-month and 3-month LIBOR (1%). These contributed 0.74% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments in the top two to five systemically important issuers domiciled in each of a select group of countries.

Richard Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.02	-0.09	0.93	0.54
Class B	-0.11	-0.34	0.68	0.38
Class E	-0.06	-0.24	0.78	0.44
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	0.14	0.17	1.11	0.64

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Issuers

% of Net Assets
BofA Securities, Inc.	14.0
LMA Americas LLC	4.0
JPMorgan Securities LLC	3.9
Landesbank Baden-Wuettertemberg (NY)	3.7
Macquarie Bank, Ltd.	3.5
Sumitomo Mitsui Banking Corp. (NY)	3.4
Bayerische Landesbank (NY)	3.1
Bedford Row Funding Corp.	3.1
CDP Financial, Inc.	2.9
Toronto-Dominion Bank (NY)	2.9

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.35%	$1,000.00	$1,000.20	$1.74
	Hypothetical*	0.35%	$1,000.00	$1,023.06	$1.76

Class B (a)	Actual	0.60%	$1,000.00	$998.90	$2.97
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class E (a)	Actual	0.50%	$1,000.00	$999.40	$2.48
	Hypothetical*	0.50%	$1,000.00	$1,022.32	$2.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes — 0.8% of Net Assets

Security Description	Principal Amount*	Value

Auto Manufacturers — 0.8%
Toyota Motor Credit Corp. 1.660%, SOFR + 0.150%, 08/15/22 (a)	6,132,000	$6,128,200
1.790%, SOFR + 0.280%, 12/14/22 (a)	1,928,000	1,924,823

Total Corporate Bonds & Notes (Cost $8,060,000)		8,053,023

Short-Term Investments — 99.6%

Certificate of Deposit — 32.2%
Banco Santander S.A. 1.133%, SOFR + 0.450%, 10/28/22 (a)	7,000,000	6,999,279
Bank of Montreal (Chicago) 0.663%, SOFR + 0.150%, 09/21/22 (a)	7,000,000	6,997,127
1.270%, SOFR + 0.500%, 05/05/23 (a)	4,000,000	3,996,723
1.451%, 3M LIBOR + 0.040%, 08/15/22 (a)	5,000,000	4,997,268
Bank of Nova Scotia (Houston) 0.734%, SOFR + 0.160%, 07/08/22 (a)	4,000,000	4,000,096
1.260%, SOFR + 0.510%, 03/16/23 (a)	7,000,000	6,996,283
1.270%, SOFR + 0.500%, 05/05/23 (a)	14,000,000	13,987,035
Barclays Bank plc 1.389%, SOFR + 0.620%, 04/05/23 (a)	4,500,000	4,498,753
BNP Paribas S.A. (NY) 0.921%, SOFR + 0.160%, 08/05/22 (a)	2,000,000	1,999,912
Canadian Imperial Bank of Commerce (NY) 0.923%, SOFR + 0.150%, 07/01/22 (a)	10,000,000	10,000,045
1.000%, SOFR + 0.650%, 07/03/23 (a)	5,000,000	4,999,796
1.260%, SOFR + 0.510%, 03/15/23 (a)	7,000,000	6,997,805
1.800%, SOFR + 0.300%, 01/06/23 (a)	3,500,000	3,496,877
Credit Suisse AG (NY) 0.976%, SOFR + 0.200%, 07/15/22 (a)	5,000,000	5,000,082
1.218%, SOFR + 0.280%, 02/10/23 (a)	7,000,000	6,989,138
Goldman Sachs Bank USA 0.820%, SOFR + 0.170%, 07/26/22 (a)	5,000,000	4,999,953
1.060%, SOFR + 0.300%, 03/09/23 (a)	5,500,000	5,489,680
Korea Development Bank 1.378%, SOFR + 0.600%, 09/22/22 (a)	2,800,000	2,801,764
Landesbank Baden-Wuettertemberg (NY) 1.100%, SOFR + 0.350%, 08/12/22 (a)	8,000,000	8,000,952
1.590%, 07/05/22	30,000,000	30,000,030
Lloyds Bank Corporate Markets plc 0.913%, SOFR + 0.270%, 01/24/23 (a)	3,400,000	3,395,529
Mitsubishi UFJ Trust & Banking Corp. 1.100%, SOFR + 0.350%, 09/22/22 (a)	5,000,000	5,000,004
Mizuho Bank, Ltd. (NY) 1.760%, SOFR + 0.310%, 09/21/22 (a)	8,000,000	7,999,171
MUFG Bank Ltd. (NY) 0.300%, 10/31/22	3,000,000	2,978,649
0.330%, 11/01/22	7,000,000	6,950,299
0.925%, SOFR + 0.280%, 01/23/23 (a)	6,000,000	5,992,046
1.056%, SOFR + 0.300%, 03/10/23 (a)	4,000,000	3,993,745
Natixis S.A. (New York) 0.931%, SOFR + 0.170%, 08/05/22 (a)	5,000,000	5,000,119
1.039%, SOFR + 0.280%, 02/07/23 (a)	6,000,000	5,991,915
Nordea Bank ABP (NY) 0.969%, SOFR + 0.190%, 10/27/22 (a)	4,000,000	3,997,801
1.198%, SOFR + 0.420%, 12/01/22 (a)	10,000,000	9,997,701
1.395%, SOFR + 0.420%, 12/07/22 (a)	5,000,000	4,998,672

Certificate of Deposit —(Continued)
Norinchukin Bank (NY) 1.096%, SOFR + 0.320%, 08/22/22 (a)	6,000,000	6,000,188
1.600%, 07/25/22	12,000,000	11,999,830
Oversea-Chinese Banking Corp., Ltd. 0.989%, SOFR + 0.320%, 07/28/22 (a)	10,000,000	10,001,058
Standard Chartered Bank (NY) 0.962%, SOFR + 0.190%, 09/02/22 (a)	5,500,000	5,497,873
1.050%, SOFR + 0.300%, 03/13/23 (a)	4,500,000	4,491,392
1.311%, SOFR + 0.550%, 05/04/23 (a)	6,000,000	5,997,028
Sumitomo Mitsui Banking Corp. (NY) 0.920%, SOFR + 0.170%, 09/14/22 (a)	5,000,000	4,998,366
1.047%, SOFR + 0.270%, 01/19/23 (a)	5,500,000	5,490,509
1.225%, SOFR + 0.450%, 07/22/22 (a)	10,000,000	10,001,644
1.368%, SOFR + 0.600%, 05/03/23 (a)	6,000,000	5,998,226
1.147%, SOFR + 0.370%, 10/19/22 (a)	7,000,000	6,999,803
1.550%, 07/05/22	5,000,000	4,999,999
1.950%, SOFR + 0.510%, 12/23/22 (a)	4,000,000	3,999,007
Sumitomo Mitsui Trust Bank, Ltd. (NY) 1.092%, SOFR + 0.320%, 07/29/22 (a)	5,000,000	5,000,561
Svenska Handelsbanken 0.969%, SOFR + 0.190%, 10/27/22 (a)	5,000,000	4,995,620
1.000%, SOFR + 0.660%, 07/03/23 (a)	5,000,000	5,000,000
Toronto-Dominion Bank (NY) 0.300%, 10/25/22	4,000,000	3,973,207
0.650%, 11/21/22	5,000,000	4,999,589
1.000%, 03/09/23	5,600,000	5,598,194
1.000%, 06/02/23	5,000,000	4,995,891
2.800%, 05/08/23	4,000,000	3,973,197

		334,555,431

Commercial Paper — 49.1%
Albion Capital Corp. 1.662%, 07/27/22	10,000,000	9,987,070
Alinghi Funding Co. LLC 3.094%, 05/17/23	3,000,000	2,903,647
Antalis S.A. 1.199%, 07/11/22	8,000,000	7,996,042
ASB Bank, Ltd. 0.550%, SOFR + 0.500%, 09/08/22 (144A) (a)	3,000,000	3,001,233
1.100%, SOFR + 0.320%, 08/29/22 (144A) (a)	5,000,000	5,000,334
Australia & New Zealand Banking Group, Ltd. 1.548%, 07/19/22	20,000,000	19,982,879
Bank of Montreal (Chicago) 1.330%, SOFR + 0.550%, 06/06/23 (a)	7,000,000	6,994,306
2.800%, 05/12/23	4,000,000	3,976,106
Bank of Nova Scotia (The) Zero Coupon, SOFR + 0.510%, 01/03/23 (a)	3,000,000	3,000,000
Bayerische Landesbank (NY) 1.274%, 07/05/22	32,000,000	31,993,009
Bedford Row Funding Corp. 1.335%, 07/06/22	32,000,000	31,991,648
BNP Paribas S.A. (NY) 0.700%, SOFR + 0.400%, 11/04/22 (a)	4,000,000	4,000,812
BPCE S.A. 1.427%, 02/22/23	7,000,000	6,845,713

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
CDP Financial, Inc. 1.513%, 09/06/22	15,500,000	$15,440,361
1.592%, 07/13/22	15,000,000	14,991,323
Collateralized Commercial Paper FLEX Co. LLC 0.238%, 08/10/22	6,000,000	5,986,921
Commonwealth Bank of Australia 1.960%, SOFR + 0.450%, 02/21/23 (a)	5,000,000	4,999,050
Crown Point Capital Co. LLC 0.129%, SOFR + 0.540%, 12/06/22 (144A) (a)	7,000,000	7,000,168
0.300%, 10/04/22 (144A)	8,000,000	7,955,406
0.320%, 10/07/22 (144A)	5,000,000	4,971,250
DZ Bank AG (NY)
Zero Coupon, 07/01/22	15,000,000	14,999,348
Federation des Caisses Desjardins du Quebec 1.538%, 07/19/22	15,000,000	14,987,072
Goldman Sachs International Co. 0.251%, 09/23/22	4,000,000	3,979,005
HSBC Bank plc 1.380%, SOFR + 0.600%, 06/06/23 (a)	6,000,000	5,997,890
Ionic Capital III Trust 1.620%, 07/20/22	18,000,000	17,983,750
LMA Americas LLC
Zero Coupon, 07/01/22	25,000,000	24,998,906
1.703%, 07/28/22	17,000,000	16,977,403
Macquarie Bank, Ltd. 0.400%, SOFR + 0.350%, 01/04/23 (144A) (a)	4,000,000	3,993,383
0.650%, SOFR + 0.600%, 03/03/23 (144A) (a)	4,000,000	4,004,884
1.080%, SOFR + 0.300%, 08/22/22 (144A) (a)	9,300,000	9,299,479
1.250%, SOFR + 0.500%, 01/18/23 (144A) (a)	14,000,000	13,995,470
1.681%, 09/01/22	5,100,000	5,079,981
Matchpoint Finance plc 1.140%, SOFR + 0.350%, 09/06/22 (a)	3,000,000	3,000,477
National Australia Bank, Ltd. 0.620%, SOFR + 0.350%, 10/25/22 (144A) (a)	5,000,000	5,000,627
1.000%, SOFR + 0.500%, 03/14/23 (144A) (a)	10,000,000	9,998,695
National Bank of Canada 0.200%, SOFR + 0.160%, 07/28/22 (144A) (a)	5,000,000	4,999,922
1.180%, SOFR + 0.400%, 11/10/22 (144A) (a)	6,500,000	6,499,543
Nordea Bank Abp 0.307%, 10/21/22	4,000,000	3,971,587
Old Line Funding LLC 0.640%, SOFR + 0.370%, 11/02/22 (144A) (a)	5,000,000	5,000,665
0.650%, SOFR + 0.370%, 10/24/22 (144A) (a)	7,000,000	7,001,307
Province of Alberta Canada 0.974%, 07/05/22	12,000,000	11,997,472
1.642%, 07/27/22	15,000,000	14,982,146
Skandinaviska Enskilda Banken AB 0.220%, SOFR + 0.170%, 09/09/22 (144A) (a)	4,000,000	3,998,788
0.920%, SOFR + 0.170%, 09/12/22 (144A) (a)	15,000,000	14,995,227
Societe Generale S.A.
Zero Coupon, 07/01/22	25,000,000	24,998,933
Starbird Funding Corp. 0.720%, SOFR + 0.450%, 07/08/22 (a)	5,000,000	5,000,254
Sumitomo Mitsui Trust Bank, Ltd. 1.237%, 07/25/22	4,000,000	3,995,544
1.635%, 07/28/22	9,000,000	8,988,702

Commercial Paper—(Continued)
Swedbank AB 1.040%, SOFR + 0.350%, 10/13/22 (a)	5,000,000	5,000,740
Toronto-Dominion Bank (NY) 1.354%, 02/17/23	7,000,000	6,851,900
UBS AG 0.220%, SOFR + 0.170%, 09/22/22 (144A) (a)	5,000,000	4,998,598
0.232%, 07/12/22	6,000,000	5,996,748
0.350%, SOFR + 0.300%, 12/08/22 (144A) (a)	5,000,000	4,996,199
Washington Morgan Capital Co. LLC 0.500%, 09/01/22	3,000,000	2,991,623
Westpac Banking Corp. 0.001%, SOFR + 0.480%, 03/24/23 (144A) (a)	5,000,000	4,998,192
0.271%, 10/14/22	4,000,000	3,973,300

		509,551,038

Repurchase Agreements — 17.8%
BofA Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $145,006,243; collateralized by collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 3.000%, with maturity dates ranging from 11/01/46 - 04/01/52, and an aggregate market value of $149,007,781.	145,000,000	145,000,000
JPMorgan Securities LLC Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $40,001,722; collateralized by collateralized y U.S. Treasury Bonds with rates ranging from 0.250% - 3.375%, with maturity dates ranging from 05/15/44 - 02/15/50, and an aggregate market value of $40,699,128.	40,000,000	40,000,000

		185,000,000

Time Deposit — 0.5%
Royal Bank of Canada (Toronto) 1.570%, 07/01/22	5,000,000	5,000,000

Total Short-Term Investments (Cost $1,034,787,304)		1,034,106,469

Total Investments— 100.4% (Cost $1,042,847,304)		1,042,159,492
Other assets and liabilities (net) — (0.4)%		(4,179,264)

Net Assets — 100.0%		$1,037,980,228

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $156,698,664, which is 15.1% of net assets.

Glossary of Abbreviations

Index Abbreviations
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$8,053,023	$—	$8,053,023
Total Short-Term Investments*	—	1,034,106,469	—	1,034,106,469
Total Investments	$—	$1,042,159,492	$—	$1,042,159,492

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)	$857,159,492
Repurchase Agreement at value which equals cost	185,000,000
Cash	462,375
Receivable for:
Fund shares sold	1,376,135
Interest	422,035

Total Assets	1,044,420,037

Liabilities
Payables for:
Investments purchased	5,000,000
Fund shares redeemed	754,497
Accrued Expenses:
Management fees	273,768
Distribution and service fees	90,842
Deferred trustees’ fees	156,438
Other expenses	164,264

Total Liabilities	6,439,809

Net Assets	$1,037,980,228

Net Assets Consist of:
Paid in surplus	$1,038,552,390
Distributable earnings (Accumulated losses)	(572,162)

Net Assets	$1,037,980,228

Net Assets
Class A	$552,091,551
Class B	404,711,470
Class E	81,177,207
Capital Shares Outstanding*
Class A	5,529,574
Class B	4,062,696
Class E	813,773
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$99.84
Class B	99.62
Class E	99.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $857,847,304.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Interest (a)	$2,650,206

Total investment income	2,650,206

Expenses
Management fees	1,789,238
Administration fees	25,085
Custodian and accounting fees	47,845
Distribution and service fees—Class B	488,427
Distribution and service fees—Class E	60,247
Audit and tax services	20,145
Legal	20,427
Shareholder reporting	21,980
Insurance	3,739
Miscellaneous (b)	3,771

Total expenses	2,480,904
Less management fee waiver	(123,972)

Net expenses	2,356,932

Net Investment Income	293,274

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	928
Net change in unrealized depreciation on investments	(635,406)

Net realized and unrealized gain (loss)	(634,478)

Net Increase (Decrease) in Net Assets From Operations	$(341,204)

(a)	Net of foreign withholding taxes of $675.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$293,274	$(3,149,520)
Net realized gain (loss)	928	96,131
Net change in unrealized appreciation (depreciation)	(635,406)	(122,541)

Increase (decrease) in net assets from operations	(341,204)	(3,175,930)

From Distributions to Shareholders
Class A	0	(1,938,618)
Class B	0	(296,015)
Class E	0	(153,523)

Total distributions	0	(2,388,156)

Increase (decrease) in net assets from capital share transactions	(16,068,790)	146,121,719

Total increase (decrease) in net assets	(16,409,994)	140,557,633

Net Assets
Beginning of period	1,054,390,222	913,832,589

End of period	$1,037,980,228	$1,054,390,222

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	424,174	$42,323,864	3,184,296	$319,265,486
Reinvestments	0	0	19,398	1,938,618
Redemptions	(573,450)	(57,216,363)	(1,285,235)	(128,727,815)

Net increase (decrease)	(149,276)	$(14,892,499)	1,918,459	$192,476,289

Class B
Sales	775,549	$77,248,575	1,845,656	$184,588,304
Reinvestments	0	0	2,961	296,015
Redemptions	(781,010)	(77,796,696)	(2,232,667)	(223,352,197)

Net increase (decrease)	(5,461)	$(548,121)	(384,050)	$(38,467,878)

Class E
Sales	85,655	$8,541,910	251,126	$25,149,483
Reinvestments	0	0	1,535	153,523
Redemptions	(91,951)	(9,170,080)	(331,547)	(33,189,698)

Net increase (decrease)	(6,296)	$(628,170)	(78,886)	$(7,886,692)

Increase (decrease) derived from capital shares transactions		$(16,068,790)		$146,121,719

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$99.82		$100.35	$101.88	$101.58	$100.82	$100.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		(0.20)	0.40	2.12	1.81	0.92
Net realized and unrealized gain (loss)	(0.06)		0.01	0.04	0.02	0.00 (b)	(0.03)

Total income (loss) from investment operations	0.02		(0.19)	0.44	2.14	1.81	0.89

Less Distributions
Distributions from net investment income	0.00		(0.34)	(1.97)	(1.84)	(1.04)	(0.35)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)	(0.00	)(c)

Total distributions	0.00		(0.34)	(1.97)	(1.84)	(1.05)	(0.35)

Net Asset Value, End of Period	$99.84		$99.82	$100.35	$101.88	$101.58	$100.82

Total Return (%) (d)	0.02	(e)	(0.19)	0.43	2.13	1.81	0.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(f)	0.38	0.39	0.39	0.39	0.39
Net ratio of expenses to average net assets (%) (g)	0.35	(f)	0.36	0.36	0.37	0.36	0.36
Ratio of net investment income (loss) to average net assets (%)	0.16	(f)	(0.20)	0.40	2.08	1.79	0.91
Portfolio turnover rate (%)	0	(h)	0 (h)	0 (h)	0 (h)	0 (h)	0	(h)
Net assets, end of period (in millions)	$552.1		$566.9	$377.4	$320.7	$307.9	$308.6

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$99.72		$100.24	$101.77	$101.46	$100.68	$100.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.44)	0.16	1.87	1.55	0.66
Net realized and unrealized gain (loss)	(0.06)		(0.01)	0.04	0.02	0.00 (b)	(0.02)

Total income (loss) from investment operations	(0.10)		(0.45)	0.20	1.89	1.55	0.64

Less Distributions
Distributions from net investment income	0.00		(0.07)	(1.73)	(1.58)	(0.76)	(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)	(0.00	)(c)

Total distributions	0.00		(0.07)	(1.73)	(1.58)	(0.77)	(0.07)

Net Asset Value, End of Period	$99.62		$99.72	$100.24	$101.77	$101.46	$100.68

Total Return (%) (d)	(0.11	)(e)	(0.45)	0.19	1.88	1.55	0.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(f)	0.63	0.64	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (g)	0.60	(f)	0.61	0.61	0.62	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(f)	(0.44)	0.16	1.84	1.53	0.66
Portfolio turnover rate (%)	0	(h)	0 (h)	0 (h)	0 (h)	0 (h)	0	(h)
Net assets, end of period (in millions)	$404.7		$405.7	$446.3	$391.7	$412.5	$417.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$99.81		$100.33	$101.85	$101.53	$100.74	$100.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.34)	0.31	1.97	1.64	0.76
Net realized and unrealized gain (loss)	(0.07)		0.00	(0.02)	0.02	0.02	(0.03)

Total income (loss) from investment operations	(0.06)		(0.34)	0.29	1.99	1.66	0.73

Less Distributions
Distributions from net investment income	0.00		(0.18)	(1.81)	(1.67)	(0.86)	(0.17)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)	(0.00	)(c)

Total distributions	0.00		(0.18)	(1.81)	(1.67)	(0.87)	(0.17)

Net Asset Value, End of Period	$99.75		$99.81	$100.33	$101.85	$101.53	$100.74

Total Return (%) (d)	(0.06	)(e)	(0.34)	0.29	1.98	1.66	0.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(f)	0.53	0.54	0.54	0.54	0.54
Net ratio of expenses to average net assets (%) (g)	0.50	(f)	0.51	0.51	0.52	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.02	(f)	(0.34)	0.30	1.94	1.62	0.76
Portfolio turnover rate (%)	0	(h)	0 (h)	0 (h)	0 (h)	0 (h)	0	(h)
Net assets, end of period (in millions)	$81.2		$81.8	$90.2	$96.7	$98.5	$117.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(h)	There were no long term transactions during the six months ended June 30, 2022 and for years ended December 31, 2021, 2020, 2019, 2018 and 2017.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

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Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to distributions in excess and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had investments in repurchase agreements with a gross value of $185,000,000, which is reflected as repurchase agreements at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health

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Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30,

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average daily net assets
$1,789,238	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period April 30, 2021 to April 29, 2022, an identical expense agreement was in place. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,042,847,306

Gross unrealized appreciation	18,877
Gross unrealized (depreciation)	(706,688)

Net unrealized appreciation (depreciation)	$(687,811)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$2,388,156	$15,826,615	$—	$—	$2,388,156	$15,826,615

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(52,408)	$—	$(52,408)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

7. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned -11.61% and -11.75%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Portfolio Index¹, returned -12.34%.

MARKET ENVIRONMENT / CONDITIONS

The threat of an economic downturn permeated global markets in the first six months of 2022, and panicked investors dragged down the Standard & Poor’s (“S&P”) 500 Index to its worst first half of the year since 1970. The fallout experienced by equities extended into fixed income markets as persistent inflationary pressures pushed the Bloomberg U.S. Aggregate Bond Index to a rare double-digit loss over the six-month period. Market resiliency was tested on several fronts. Food and energy costs have soared since the beginning of the year, and price levels have risen significantly as strong consumer demand for goods competed against a scarcity of supply. These dynamics spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates swiftly and decisively to slow inflation. Globally, geopolitical tensions escalated over the Russia-Ukraine conflict and kept market volatility levels elevated for the period. As the economic picture appeared bleak, talks of a potential recession emerged from several market observers.

Consumers faced a relentless barrage of price increases in the period. In June, the headline Consumer Price Index (“CPI”) recorded its largest 12-month increase of 9.1% since November 1981. Within the CPI, the sting of energy’s massive price run-up was no doubt felt in the pockets of consumers. Looking back over the last 12 months ended June 2022, the gasoline index rose nearly 60%. While the market’s view of U.S. breakeven inflation (the difference between nominal and real yields) expectations eased in the second quarter after steadily climbing in the first quarter, the Fed remained firmly committed to controlling inflationary pressures as CPI data showed no sign of slowing down. At its Federal Open Markets Committee (“FOMC”) meeting in March, the Fed began its campaign to ratchet up rates and initiated a 0.25% increase to the Fed Funds rate. The Fed followed up with more aggressive rate hikes and implemented a 0.50% and a 0.75% increase in May and June, respectively.

The unemployment rate trended downward in the first quarter and then leveled off to end the second quarter at 3.6%. Tightness in labor markets supported non-farm payroll gains, with an estimated 2.8 million jobs added in the six-month span ended June 30, 2022. While the total number of employed has steadily increased since the second quarter of 2020, the economy still operated with approximately a half million less workers on the payrolls prior to the start of the COVID-19 crisis. Despite an improved jobs picture, economic growth slid as first quarter real gross domestic product (“GDP”) decreased 1.6% on an annualized basis, breaking a string of six straight quarterly gains.

As the outlook continued to diminish throughout the period, equity prices tumbled. In the U.S, the S&P 500 Index lost 19.96% in the period. Growth investors absorbed the brunt of the price declines as the Russell 1000 Growth Index fell 28.07%. Comparatively, the Russell 1000 Value Index reported a negative 12.86% return as investor sentiment favored value-oriented stocks in an inflationary environment. Outside the U.S., markets were not spared with the MSCI EAFE Index, a proxy for international stocks, sliding 19.57%. Emerging Market equities, as measured by the MSCI Emerging Markets Index, modestly outperformed developed markets, and delivered a negative 17.63% return during the period.

For much of the period, global bond markets spiraled downward as central bank policies took aim to stave off mounting inflation. In the U.S., the Fed raised its projected 2023 median Fed Funds Rate from 2.8% to 3.8%. Further, the Fed revised its projected median 2022 core personal consumption expenditures inflation forecast from 4.1% to 4.3% at its June FOMC meeting. The European Central Bank followed a similar course and raised its 2022 inflation forecast from 5.1% in March to 6.8% in June. The Bank of England pressed on with rate hikes and raised its base interest rate to 1.25%, marking its fifth hike since December 2021. A steep rise of 1.46% in the 10-year U.S. Treasury rate over the period roiled bond index returns. The Bloomberg U.S. Aggregate Bond Index fell 10.35%. Markets outside the U.S. performed poorly as well. The FTSE World Government Bond Index (“WGBI”) ex-U.S. returned a negative 18.74% to finish the first six months of 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the six-month period, the Portfolio outperformed the Dow Jones Conservative Portfolio Index. Performance strength within the underlying fixed income and domestic equity portfolios offset weakness within the underlying non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the Brighthouse/Eaton Vance Floating Rate Portfolio and the Brighthouse/Franklin Low Duration Total Return Portfolio generated the least negative returns in the period. While the return for the Western Asset Management U.S. Government Portfolio was negative during the period, it held up better than most of the underlying fixed income portfolios in the first half of 2022. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 13.1% during the period. The Brighthouse/Templeton International Bond Portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan, along with an overweight duration position in Argentina were positive contributors. Its currency positioning benefitted from an underweight to

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

both the euro and Japanese yen. The JPMorgan Core Bond Portfolio outpaced its benchmark by 0.6%. Its shorter duration profile benefitted as U.S. Treasury rates rose over the period. An underweight and selection in agency mortgage-backed securities and an overweight to asset-backed securities lifted relative results. Conversely, the Western Asset Management Strategic Bond Opportunities Portfolio slid 4.8% versus its benchmark. Allocations to high yield corporate bonds, bank loans, and collateralized loan obligations detracted as credit spreads increased over the period. The Western Asset Management Strategic Bond Opportunities Portfolio’s exposure to U.S. dollar-denominated emerging market bonds hurt relative results as the U.S. dollar appreciated over the period. Positioning along the yield curve further pressured returns.

The underlying domestic equity portfolios outperformed for the period. Large cap, mid cap, and small cap equities contributed positively to performance. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio outperformed its benchmark by 9.8%. Strong security selection in the Industrials and Information Technology (“IT”) sectors were leading relative contributors over the period. An underweight position in IT and an overweight position in Consumer Staples meaningfully added to results. The T. Rowe Price Large Cap Value Portfolio outpaced its benchmark by 2.7%. It benefitted from both positive security selection and allocation impacts. Security selection in Financials and Health Care were leading contributors while an underweight to Consumer Discretionary and Financials added to relative results. On the other hand, the BlackRock Capital Appreciation Portfolio lost 5.4% relative to its benchmark. The main drivers of the relative underperformance were weak security selection in IT and Communication Services sectors and an underweight to Consumer Staples. Across mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio performed well over the period and gained 1.2% versus its benchmark. Positive security selection in the Consumer Discretionary, IT, Financials, and Health Care sectors more than offset negative allocation impacts, particularly an underweight to Energy. The T. Rowe Price Mid Cap Growth Portfolio outperformed its benchmark by 5.6%. Strong security selection in the Health Care sector was the largest relative contributor. Positive selection in Industrials and an allocation to cash aided performance. Within small cap equities, the Brighthouse Small Cap Value Portfolio outpaced its benchmark by 1.1%. Positive security selection and underweight positions to the Health Care and Communication Services sectors were the key performance drivers during the period. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 2.2%. Positive security selection in IT, Health Care, and Financials were key drivers to relative outperformance.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio lagged its benchmark by 11.5%. At the sector level, security selection fared the worst in Industrials, Consumer Discretionary, and Communication Services. An overweight to IT and avoiding Energy over the period dampened returns. The Brighthouse/Artisan International Portfolio underperformed its benchmark by 5.8%. Negative security selection in the Financials and Materials sectors weighed on relative results. Over the period, exposure to Russia’s largest bank, Sberbank and metals and mining company, Norilsk Nickel, were major detractors as sanctions materially impacted prices. The VanEck Global Natural Resources Portfolio fell behind its benchmark by 16.7%. Exposure to renewable and alternative energy was a significant detractor to results. VanEck Global Natural Resources Portfolio’s overweight to base and industrial metals and an underweight to oil and gas further depressed relative results. On a positive note, the Harris Oakmark International Portfolio outperformed its benchmark by 0.4%. Primary contributors were selection in the Consumer Discretionary, IT, Health Care, and Materials sectors, which offset weakness in Financials and Communication Services. From a country perspective, selection in Germany had the largest positive impact followed by an overweight to China. In emerging markets, the Brighthouse/abdrn Emerging Markets Equity Portfolio underperformed its benchmark by 6.2%. Negative security selection in Energy was the primary detractor followed by weak selection in the Financials and Consumer Discretionary sectors. At the country level, the largest performance detractors were China, Russia, and the Netherlands.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	-11.61	-10.36	2.63	3.55
Class B	-11.75	-10.65	2.36	3.28
Dow Jones Conservative Portfolio Index	-12.34	-12.53	0.85	1.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio(Class A)	13.3
BlackRock Bond Income Portfolio(Class A)	12.5
PIMCO Total Return Portfolio(Class A)	12.2
TCW Core Fixed Income Portfolio(Class A)	9.7
PIMCO Inflation Protected Bond Portfolio(Class A)	9.0
JPMorgan Core Bond Portfolio(Class A)	7.9
Brighthouse/Franklin Low Duration Total Return Portfolio(Class A)	5.1
Western Asset Management Strategic Bond Opportunities Portfolio(Class A)	5.0
MFS Value Portfolio(Class A)	2.2
AB International Bond Portfolio(Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	69.6
U.S. Large Cap Equities	10.3
High Yield Fixed Income	7.5
International Developed Market Equities	3.6
International Fixed Income	3.5
U.S. Small Cap Equities	3.1
Global Equities	1.3
U.S. Mid Cap Equities	0.5
Real Estate Equities	0.5
Emerging Market Equities	0.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a) (b)	Actual	0.61%	$1,000.00	$883.90	$2.85
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B (a) (b)	Actual	0.86%	$1,000.00	$882.50	$4.01
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,148,991	$8,927,663
Baillie Gifford International Stock Portfolio (Class A) (b)	605,542	5,310,606
BlackRock Bond Income Portfolio (Class A) (b)	597,776	55,425,797
BlackRock Capital Appreciation Portfolio (Class A) (b)	119,127	3,135,427
BlackRock High Yield Portfolio (Class A) (a)	327,836	2,176,828
Brighthouse Small Cap Value Portfolio (Class A) (a)	316,405	4,141,743
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	127,165	1,091,077
Brighthouse/Artisan International Portfolio (Class A) (a)	371,907	3,183,525
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	5,091	1,051,144
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	968,617	8,853,163
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,619,781	22,451,520
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	882,348	6,591,137
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	273,369	7,698,081
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	373,189	4,265,551
CBRE Global Real Estate Portfolio (Class A) (a)	209,875	2,079,857
Harris Oakmark International Portfolio (Class A) (a)	385,280	4,153,320
Invesco Comstock Portfolio (Class A) (a)	648,288	8,369,400
Invesco Global Equity Portfolio (Class A) (a)	56,287	1,061,581
Jennison Growth Portfolio (Class A) (b)	314,349	3,046,042
JPMorgan Core Bond Portfolio (Class A) (a)	3,847,533	35,089,501
JPMorgan Small Cap Value Portfolio (Class A) (a)	196,212	2,060,227
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	121,545	1,064,731
MFS Research International Portfolio (Class A) (a)	301,622	3,221,320
MFS Value Portfolio (Class A) (b)	708,026	9,742,431

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	129,633	2,184,311
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	4,147,110	40,019,611
PIMCO Total Return Portfolio (Class A) (a)	5,454,856	54,330,361
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	207,121	3,079,897
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	237,360	6,453,814
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	133,973	1,070,447
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	269,597	4,270,409
TCW Core Fixed Income Portfolio (Class A) (a)	4,781,053	43,029,477
VanEck Global Natural Resources Portfolio (Class A) (b)	402,484	4,688,940
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	2,032,852	22,219,070
Western Asset Management U.S. Government Portfolio (Class A) (b)	5,573,925	58,860,647

Total Mutual Funds (Cost $504,848,730)		444,398,656

Total Investments—100.1% (Cost $504,848,730)		444,398,656
Other assets and liabilities (net)—(0.1)%		(329,740)

Net Assets—100.0%		$444,068,916

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$444,398,656	$—	$—	$444,398,656
Total Investments	$444,398,656	$—	$—	$444,398,656

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Affiliated investments at value (a)	$444,398,656
Receivable for:
Affiliated investments sold	191,672
Fund shares sold	35,997
Due from investment adviser	14,429

Total Assets	444,640,754
Liabilities
Payables for:
Fund shares redeemed	227,669
Accrued Expenses:
Management fees	36,999
Distribution and service fees	87,458
Deferred trustees’ fees	156,692
Other expenses	63,020

Total Liabilities	571,838

Net Assets	$444,068,916

Net Assets Consist of:
Paid in surplus	$485,714,146
Distributable earnings (Accumulated losses)	(41,645,230)

Net Assets	$444,068,916

Net Assets
Class A	$24,246,782
Class B	419,822,134
Capital Shares Outstanding*
Class A	2,561,483
Class B	44,696,061
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.47
Class B	9.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $504,848,730.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends from affiliated investments	$13,873,558

Total investment income	13,873,558
Expenses
Management fees	242,260
Administration fees	15,000
Custodian and accounting fees	13,673
Distribution and service fees—Class B	575,094
Audit and tax services	15,874
Legal	20,427
Miscellaneous (a)	1,555

Total expenses	883,883
Less expenses reimbursed by the Adviser	(65,629)

Net expenses	818,254

Net Investment Income	13,055,304

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	1,061,743
Capital gain distributions from affiliated investments	14,106,660

Net realized gain (loss)	15,168,403

Net change in unrealized depreciation on affiliated investments	(89,537,237)

Net realized and unrealized gain (loss)	(74,368,834)

Net Increase (Decrease) in Net Assets From Operations	$(61,313,530)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$13,055,304	$9,422,215
Net realized gain (loss)	15,168,403	20,077,069
Net change in unrealized appreciation (depreciation)	(89,537,237)	(8,234,686)

Increase (decrease) in net assets from operations	(61,313,530)	21,264,598

From Distributions to Shareholders
Class A	(1,631,574)	(1,364,100)
Class B	(27,018,619)	(23,135,316)

Total distributions	(28,650,193)	(24,499,416)

Increase (decrease) in net assets from capital share transactions	(5,906,482)	(56,350,167)

Total increase (decrease) in net assets	(95,870,205)	(59,584,985)

Net Assets
Beginning of period	539,939,121	599,524,106

End of period	$444,068,916	$539,939,121

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	135,565	$1,417,565	277,484	$3,203,087
Reinvestments	172,836	1,631,574	121,038	1,364,100
Redemptions	(262,900)	(2,769,198)	(591,426)	(6,800,179)

Net increase (decrease)	45,501	$279,941	(192,904)	$(2,232,992)

Class B
Sales	1,755,500	$18,605,665	4,672,200	$53,481,938
Reinvestments	2,883,524	27,018,619	2,067,499	23,135,316
Redemptions	(4,879,786)	(51,810,707)	(11,441,701)	(130,734,429)

Net increase (decrease)	(240,762)	$(6,186,423)	(4,702,002)	$(54,117,175)

Increase (decrease) derived from capital shares transactions		$(5,906,482)		$(56,350,167)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.48		$11.55	$11.11	$10.35	$11.01	$10.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30		0.22	0.35	0.33	0.24	0.23
Net realized and unrealized gain (loss)	(1.64)		0.24	0.68	0.91	(0.50)	0.53

Total income (loss) from investment operations	(1.34)		0.46	1.03	1.24	(0.26)	0.76

Less Distributions
Distributions from net investment income	(0.35)		(0.38)	(0.34)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.32)		(0.15)	(0.25)	(0.21)	(0.14)	(0.18)

Total distributions	(0.67)		(0.53)	(0.59)	(0.48)	(0.40)	(0.44)

Net Asset Value, End of Period	$9.47		$11.48	$11.55	$11.11	$10.35	$11.01

Total Return (%) (b)	(11.61	)(c)	4.01	9.70	12.14	(2.41)	7.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.13	(e)	0.13	0.13	0.13	0.13	0.12
Net ratio of expenses to average net assets (%) (d) (f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (g)	2.79	(e) (i)	1.90	3.17	3.05	2.26	2.13
Portfolio turnover rate (%)	8	(c)	8	14	13	11	11
Net assets, end of period (in millions)	$24.2		$28.9	$31.3	$34.0	$33.6	$39.5

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.37		$11.45	$11.01	$10.27	$10.92	$10.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28		0.19	0.32	0.30	0.21	0.20
Net realized and unrealized gain (loss)	(1.62)		0.23	0.69	0.89	(0.49)	0.53

Total income (loss) from investment operations	(1.34)		0.42	1.01	1.19	(0.28)	0.73

Less Distributions
Distributions from net investment income	(0.32)		(0.35)	(0.32)	(0.24)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.32)		(0.15)	(0.25)	(0.21)	(0.14)	(0.18)

Total distributions	(0.64)		(0.50)	(0.57)	(0.45)	(0.37)	(0.41)

Net Asset Value, End of Period	$9.39		$11.37	$11.45	$11.01	$10.27	$10.92

Total Return (%) (b)	(11.75	)(c)	3.69	9.52	11.74	(2.61)	6.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.38	(e)	0.38	0.38	0.38	0.38	0.37
Net ratio of expenses to average net assets (%) (d) (f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (g)	2.49	(e) (i)	1.62	2.96	2.82	2.00	1.86
Portfolio turnover rate (%)	8	(c)	8	14	13	11	11
Net assets, end of period (in millions)	$419.8		$511.1	$568.2	$525.9	$507.7	$588.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$39,315,343	$0	$46,759,577

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$242,260	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 29, 2022 to April 30, 2023, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2022 to April 30, 2023 are 0.10% and 0.35% for Class A and B, respectively.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

As of June 30, 2022, the amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $172,017. The amount of expenses deferred in 2022 subject to repayment until December 31, 2027 was $65,629.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
AB International Bond Portfolio (Class A)	$10,792,204	$1,188,291	$(382,414)	$(13,554)	$(2,656,864)	$8,927,663
Baillie Gifford International Stock Portfolio (Class A)	6,713,033	1,619,456	(333,842)	12,601	(2,700,642)	5,310,606
BlackRock Bond Income Portfolio (Class A)	66,190,852	1,908,528	(3,473,097)	(407,079)	(8,793,407)	55,425,797
BlackRock Capital Appreciation Portfolio (Class A)	4,016,477	1,787,111	(322,205)	51,451	(2,397,407)	3,135,427
BlackRock High Yield Portfolio (Class A)	2,711,826	123,575	(199,732)	(14,789)	(444,052)	2,176,828
Brighthouse Small Cap Value Portfolio (Class A)	5,413,912	1,055,678	(727,968)	297,879	(1,897,758)	4,141,743
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	1,324,824	359,770	(96,408)	18,107	(515,216)	1,091,077
Brighthouse/Artisan International Portfolio (Class A)	4,070,282	1,109,473	(390,882)	27,510	(1,632,858)	3,183,525
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,356,671	240,478	(188,042)	45,609	(403,572)	1,051,144
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	10,819,592	358,258	(1,540,504)	(76,591)	(707,592)	8,853,163
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	27,041,745	695,605	(3,311,046)	(327,000)	(1,647,784)	22,451,520
Brighthouse/Templeton International Bond Portfolio (Class A)	8,122,290	18,559	(1,154,810)	(337,450)	(57,452)	6,591,137
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,497,506	1,827,136	(1,079,290)	196,671	(2,743,942)	7,698,081
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,405,063	1,429,415	(446,593)	109,233	(2,231,567)	4,265,551
CBRE Global Real Estate Portfolio (Class A)	2,721,929	496,689	(241,358)	46,607	(944,010)	2,079,857
Harris Oakmark International Portfolio (Class A)	5,354,981	995,153	(909,321)	238,577	(1,526,070)	4,153,320
Invesco Comstock Portfolio (Class A)	10,835,354	1,857,879	(2,274,961)	623,555	(2,672,427)	8,369,400
Invesco Global Equity Portfolio (Class A)	1,337,144	411,310	(70,519)	6,635	(622,989)	1,061,581

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
Jennison Growth Portfolio (Class A)	$3,926,512	$1,870,941	$(410,199)	$41,900	$(2,383,112)	$3,046,042
JPMorgan Core Bond Portfolio (Class A)	41,816,117	1,043,924	(2,827,246)	(142,131)	(4,801,163)	35,089,501
JPMorgan Small Cap Value Portfolio (Class A)	2,683,807	923,104	(338,252)	92,084	(1,300,516)	2,060,227
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,329,690	446,621	(58,202)	6,983	(660,361)	1,064,731
MFS Research International Portfolio (Class A)	4,061,729	581,804	(299,349)	58,716	(1,181,580)	3,221,320
MFS Value Portfolio (Class A)	12,212,588	2,130,791	(1,450,129)	188,031	(3,338,850)	9,742,431
Neuberger Berman Genesis Portfolio (Class A)	2,706,411	611,378	(128,531)	16,050	(1,020,997)	2,184,311
PIMCO Inflation Protected Bond Portfolio (Class A)	48,933,564	2,681,198	(4,798,235)	(245,581)	(6,551,335)	40,019,611
PIMCO Total Return Portfolio (Class A)	64,851,659	1,997,767	(3,479,542)	(601,628)	(8,437,895)	54,330,361
T. Rowe Price Large Cap Growth Portfolio (Class A)	3,953,990	1,740,480	(310,602)	54,752	(2,358,723)	3,079,897
T. Rowe Price Large Cap Value Portfolio (Class A)	8,128,976	1,302,525	(1,314,464)	235,586	(1,898,809)	6,453,814
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,351,533	347,127	(83,753)	677	(545,137)	1,070,447
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,377,867	1,533,067	(331,497)	16,775	(2,325,803)	4,270,409
TCW Core Fixed Income Portfolio (Class A)	51,306,709	831,492	(2,925,225)	(142,893)	(6,040,606)	43,029,477
VanEck Global Natural Resources Portfolio (Class A)	6,660,549	783,110	(2,891,483)	1,652,127	(1,515,363)	4,688,940
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	27,076,336	1,545,332	(1,020,437)	(45,920)	(5,336,241)	22,219,070
Western Asset Management U.S. Government Portfolio (Class A)	70,214,662	1,462,318	(6,949,439)	(621,757)	(5,245,137)	58,860,647

	$540,318,384	$39,315,343	$(46,759,577)	$1,061,743	$(89,537,237)	$444,398,656

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2022
AB International Bond Portfolio (Class A)	$85,555	$1,022,640	1,148,991
Baillie Gifford International Stock Portfolio (Class A)	512,221	65,849	605,542
BlackRock Bond Income Portfolio (Class A)	67,060	1,637,423	597,776
BlackRock Capital Appreciation Portfolio (Class A)	933,279	—	119,127
BlackRock High Yield Portfolio (Class A)	—	119,222	327,836
Brighthouse Small Cap Value Portfolio (Class A)	760,984	39,904	316,405
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	163,822	11,679	127,165
Brighthouse/Artisan International Portfolio (Class A)	590,609	34,177	371,907
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	163,110	10,797	5,091
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	335,035	968,617
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	681,371	2,619,781
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	882,348
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	1,451,269	117,922	273,369
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	986,079	33,739	373,189
CBRE Global Real Estate Portfolio (Class A)	213,465	98,112	209,875
Harris Oakmark International Portfolio (Class A)	236,953	107,320	385,280
Invesco Comstock Portfolio (Class A)	1,255,584	188,903	648,288
Invesco Global Equity Portfolio (Class A)	165,780	—	56,287
Jennison Growth Portfolio (Class A)	813,042	—	314,349
JPMorgan Core Bond Portfolio (Class A)	—	974,567	3,847,533
JPMorgan Small Cap Value Portfolio (Class A)	745,521	26,244	196,212
Loomis Sayles Small Cap Growth Portfolio (Class A)	256,442	—	121,545
MFS Research International Portfolio (Class A)	231,834	70,997	301,622
MFS Value Portfolio (Class A)	1,469,495	177,090	708,026
Neuberger Berman Genesis Portfolio (Class A)	399,507	—	129,633
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,646,762	4,147,110
PIMCO Total Return Portfolio (Class A)	—	1,748,434	5,454,856
T. Rowe Price Large Cap Growth Portfolio (Class A)	719,307	—	207,121
T. Rowe Price Large Cap Value Portfolio (Class A)	836,119	125,781	237,360
T. Rowe Price Mid Cap Growth Portfolio (Class A)	195,979	—	133,973
T. Rowe Price Small Cap Growth Portfolio (Class A)	853,644	10,086	269,597
TCW Core Fixed Income Portfolio (Class A)	—	678,557	4,781,053
VanEck Global Natural Resources Portfolio (Class A)	—	145,740	402,484
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,389,979	2,032,852
Western Asset Management U.S. Government Portfolio (Class A)	—	1,375,228	5,573,925

	$14,106,660	$13,873,558

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$513,775,034

Gross unrealized appreciation	2,861,980
Gross unrealized (depreciation)	(72,238,358)

Net unrealized appreciation (depreciation)	$(69,376,378)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$17,379,934	$16,057,304	$7,119,482	$12,432,680	$24,499,416	$28,489,984

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,378,964	$13,957,482	$20,160,859	$—	$48,497,305

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned -13.90% and -14.02%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Portfolio Index¹, returned -14.12%.

MARKET ENVIRONMENT / CONDITIONS

The threat of an economic downturn permeated global markets in the first six months of 2022, and panicked investors dragged down the Standard & Poor’s (“S&P”) 500 Index to its worst first half of the year since 1970. The fallout experienced by equities extended into fixed income markets as persistent inflationary pressures pushed the Bloomberg U.S. Aggregate Bond Index to a rare double-digit loss over the six-month period. Market resiliency was tested on several fronts. Food and energy costs have soared since the beginning of the year, and price levels have risen significantly as strong consumer demand for goods competed against a scarcity of supply. These dynamics spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates swiftly and decisively to slow inflation. Globally, geopolitical tensions escalated over the Russia-Ukraine conflict and kept market volatility levels elevated for the period. As the economic picture appeared bleak, talks of a potential recession emerged from several market observers.

Consumers faced a relentless barrage of price increases in the period. In June, the headline Consumer Price Index (“CPI”) recorded its largest 12-month increase of 9.1% since November 1981. Within the CPI the sting of energy’s massive price run-up was no doubt felt in the pockets of consumers. Looking back over the last 12 months ended June 2022, the gasoline index rose nearly 60%. While the market’s view of U.S. breakeven inflation (the difference between nominal and real yields) expectations eased in the second quarter after steadily climbing in the first quarter, the Fed remained firmly committed to controlling inflationary pressures as CPI data showed no sign of slowing down. At its Federal Open Markets Committee (“FOMC”) meeting in March, the Fed began its campaign to ratchet up rates and initiated a 0.25% increase to the Fed Funds rate. The Fed followed up with more aggressive rate hikes and implemented a 0.50% and a 0.75% increase in May and June, respectively.

The unemployment rate trended downward in the first quarter and then leveled off to end the second quarter at 3.6%. Tightness in labor markets supported non-farm payroll gains, with an estimated 2.8 million jobs added in the six-month span ended June 30, 2022. While the total number of employed has steadily increased since the second quarter of 2020, the economy still operated with approximately a half million less workers on the payrolls prior to the start of the COVID-19 crisis. Despite an improved jobs picture, economic growth slid as first quarter real gross domestic product (“GDP”) decreased 1.6% on an annualized basis, breaking a string of six straight quarterly gains.

As the outlook continued to diminish throughout the period, equity prices tumbled. In the U.S, the S&P 500 Index lost 19.96% in the period. Growth investors absorbed the brunt of the price declines as the Russell 1000 Growth Index fell 28.07%. Comparatively, the Russell 1000 Value Index reported a negative 12.86% return as investor sentiment favored value-oriented stocks in an inflationary environment. Outside the U.S., markets were not spared with the MSCI EAFE Index, a proxy for international stocks, sliding 19.57%. Emerging Market equities, as measured by the MSCI Emerging Markets Index, modestly outperformed developed markets, and delivered a negative 17.63% return during the period.

For much of the period, global bond markets spiraled downward as central bank policies took aim to stave off mounting inflation. In the U.S., the Fed raised its projected 2023 median Fed Funds Rate from 2.8% to 3.8%. Further, the Fed revised its projected median 2022 core personal consumption expenditures inflation forecast from 4.1% to 4.3% at its June FOMC meeting. The European Central Bank followed a similar course and raised its 2022 inflation forecast from 5.1% in March to 6.8% in June. The Bank of England pressed on with rate hikes and raised its base interest rate to 1.25%, marking its fifth hike since December 2021. A steep rise of 1.46% in the 10-year U.S. Treasury rate over the period roiled bond index returns. The Bloomberg U.S. Aggregate Bond Index fell 10.35%. Markets outside the U.S. performed poorly as well. The FTSE World Government Bond Index (“WGBI”) ex-U.S. returned a negative 18.74% to finish the first six months of 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Portfolio Index. Performance strength within the underlying fixed income and domestic equity portfolios offset weakness within the underlying non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the Brighthouse/Eaton Vance Floating Rate Portfolio and the Brighthouse/Franklin Low Duration Total Return Portfolio generated the least negative returns in the period. While the return for the Western Asset Management U.S. Government Portfolio was negative during the period, it held up better than most of the underlying fixed income portfolios in the first half of 2022. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 13.1% during the period. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan, along with an overweight duration position in Argentina were positive contributors. The portfolio’s currency positioning

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

benefitted from an underweight to both the euro and Japanese yen. The JPMorgan Core Bond Portfolio outpaced its benchmark by 0.6%. The portfolio’s shorter duration profile benefitted as U.S. Treasury rates rose over the period. An underweight and selection in agency mortgage-backed securities and an overweight to asset-backed securities lifted relative results. Conversely, the AB International Bond Portfolio fell 1.7% versus its custom benchmark. The portfolio’s overweight to emerging market bonds detracted over the period. Results were further pressured as a rising interest rate and an increase in credit spreads hurt the portfolio’s exposure to developed market sovereign bonds, and investment grade and high yield corporate bonds, respectively.

The underlying domestic equity portfolios outperformed for the period. Large cap, mid cap, and small cap equities contributed positively to performance. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio outperformed its benchmark by 9.8%. Strong security selection in the Industrials and Information Technology (“IT”) sectors were leading relative contributors over the period. An underweight position in the IT sector and an overweight position in the Consumer Staples sector meaningfully added to results. The T. Rowe Price Large Cap Value Portfolio outpaced its benchmark by 2.7%. The portfolio benefitted from both positive security selection and allocation impacts. Security selection in the Financials and Health Care sectors were leading contributors while an underweight to the Consumer Discretionary and Financials sectors added to relative results. On the other hand, the BlackRock Capital Appreciation Portfolio lost 5.4% relative to its benchmark. The main drivers of the relative underperformance were weak security selection in the IT and Communication Services sectors and an underweight to the Consumer Staples sector. Across mid cap, the Allspring Mid Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Primary contributors were strong selection in the Financials and IT sectors. An overweight to the Consumer Staples sector and an allocation to cash were additive to relative results. The T. Rowe Price Mid Cap Growth Portfolio outperformed its benchmark by 5.6%. Strong security selection in the Health Care sector was the largest relative contributor. Positive selection in Industrials and an allocation to cash aided performance. Within small cap equities, the Brighthouse Small Cap Value Portfolio outpaced its benchmark by 1.1%. Positive security selection and underweight positions to the Health Care and Communication Services sectors were the key performance drivers during the period. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 2.2%. Positive security selection in the IT, Health Care, and Financials sectors were key drivers to relative outperformance.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio lagged its benchmark by 11.5%. At the sector level, security selection fared the worst in the Industrials, Consumer Discretionary, and Communication Services sectors. An overweight to the IT sector and avoiding the Energy sector over the period dampened returns. The Invesco Global Equity Portfolio underperformed its benchmark by 11.4%. Negative security selection in the Health Care, IT, Industrials, and Communication Services sectors drove the underperformance. The portfolio’s avoidance to the Energy sector and an overweight position to the IT sector were detractors over the period. The VanEck Global Natural Resources Portfolio fell behind its benchmark by 16.7%. Exposure to renewable and alternative energy was a significant detractor to results. The portfolio’s overweight to base and industrial metals and an underweight to oil and gas further depressed relative results. On a positive note, the Harris Oakmark International Portfolio outperformed its benchmark by 0.4%. Primary contributors were selection in the Consumer Discretionary, IT, Health Care, and Materials sectors, which offset weakness in the Financials and Communication Services sectors. From a country perspective, selection in Germany had the largest positive impact followed by an overweight to China. In emerging markets, the Brighthouse/abdrn Emerging Markets Equity Portfolio underperformed its benchmark by 6.2%. Negative security selection in the Energy sector was the primary detractor followed by weak selection in the Financials and Consumer Discretionary sectors. At the country level, the largest performance detractors were China, Russia, and the Netherlands.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	-13.90	-12.16	3.78	5.24
Class B	-14.02	-12.41	3.52	4.97
Dow Jones Moderately Conservative Portfolio Index	-14.12	-13.31	2.85	4.16

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.9
PIMCO Total Return Portfolio (Class A)	9.3
Western Asset Management U.S. Government Portfolio (Class A)	8.3
TCW Core Fixed Income Portfolio (Class A)	7.5
PIMCO Inflation Protected Bond Portfolio (Class A)	6.1
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.1
JPMorgan Core Bond Portfolio (Class A)	3.9
MFS Value Portfolio (Class A)	3.7
AB International Bond Portfolio (Class A)	3.6
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	48.1
U.S. Large Cap Equities	20.8
International Developed Market Equities	8.4
High Yield Fixed Income	6.6
International Fixed Income	6.1
U.S. Small Cap Equities	4.3
Global Equities	2.6
Emerging Market Equities	1.4
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.60%	$1,000.00	$861.00	$2.77
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$859.80	$3.92
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	18,513,498	$143,849,880
Allspring Mid Cap Value Portfolio (Class A) (a)	889,684	9,848,798
Baillie Gifford International Stock Portfolio (Class A) (b)	11,755,891	103,099,164
BlackRock Bond Income Portfolio (Class A) (b)	4,284,210	397,231,962
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,444,652	64,343,251
BlackRock High Yield Portfolio (Class A) (a)	3,041,824	20,197,714
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,678,230	48,148,024
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	3,492,148	29,962,628
Brighthouse/Artisan International Portfolio (Class A) (a)	7,861,072	67,290,779
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	47,250	9,756,612
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	8,987,720	82,147,763
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	14,609,228	125,201,080
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	13,689,001	102,256,836
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	4,709,886	132,630,379
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	7,596,684	86,830,098
CBRE Global Real Estate Portfolio (Class A) (a)	2,853,325	28,276,446
Harris Oakmark International Portfolio (Class A) (a)	9,812,417	105,777,858
Invesco Comstock Portfolio (Class A) (a)	9,763,639	126,048,583
Invesco Global Equity Portfolio (Class A) (a)	2,002,050	37,758,664
Invesco Small Cap Growth Portfolio (Class A) (a)	2,595,149	18,140,094
Jennison Growth Portfolio (Class A) (b)	4,590,283	44,479,842
JPMorgan Core Bond Portfolio (Class A) (a)	17,249,852	157,318,650
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,737,479	28,743,533
Loomis Sayles Growth Portfolio (Class A) (a)	3,477,986	36,970,995

Affiliated Investment Companies—(Continued)
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	1,083,251	9,489,279
MFS Research International Portfolio (Class A) (a)	5,603,728	59,847,820
MFS Value Portfolio (Class A) (b)	10,958,559	150,789,778
Neuberger Berman Genesis Portfolio (Class A) (b)	1,189,842	20,048,836
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	25,530,439	246,368,733
PIMCO Total Return Portfolio (Class A) (a)	37,789,063	376,379,071
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,161,025	29,460,754
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	3,648,735	54,256,690
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	5,132,301	139,547,260
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,412,368	19,274,823
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	3,027,062	47,948,668
TCW Core Fixed Income Portfolio (Class A) (a)	33,736,586	303,629,277
VanEck Global Natural Resources Portfolio (Class A) (b)	5,970,633	69,557,877
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,960,135	163,514,279
Western Asset Management U.S. Government Portfolio (Class A) (b)	31,849,912	336,335,074

Total Mutual Funds (Cost $4,640,282,549)		4,032,757,852

Total Investments—100.0% (Cost $4,640,282,549)		4,032,757,852
Other assets and liabilities (net)—0.0%		(1,325,581)

Net Assets—100.0%		$4,031,432,271

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,032,757,852	$—	$—	$4,032,757,852
Total Investments	$4,032,757,852	$—	$—	$4,032,757,852

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Affiliated investments at value (a)	$4,032,757,852
Receivable for:
Affiliated investments sold	1,326,086
Fund shares sold	170,569

Total Assets	4,034,254,507
Liabilities
Payables for:
Affiliated investments purchased	945
Fund shares redeemed	1,495,710
Accrued Expenses:
Management fees	199,892
Distribution and service fees	832,039
Deferred trustees’ fees	231,519
Other expenses	62,131

Total Liabilities	2,822,236

Net Assets	$4,031,432,271

Net Assets Consist of:
Paid in surplus	$4,330,263,649
Distributable earnings (Accumulated losses)	(298,831,378)

Net Assets	$4,031,432,271

Net Assets
Class A	$63,358,699
Class B	3,968,073,572
Capital Shares Outstanding*
Class A	6,655,367
Class B	421,672,904
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.52
Class B	9.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,640,282,549.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends from affiliated investments	$114,973,083

Total investment income	114,973,083
Expenses
Management fees	1,305,684
Administration fees	15,001
Custodian and accounting fees	13,673
Distribution and service fees—Class B	5,511,074
Audit and tax services	15,874
Legal	20,427
Miscellaneous (a)	3,042

Total expenses	6,884,775

Net Investment Income	108,088,308

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	499,308
Capital gain distributions from Affiliated Underlying Portfolios	248,316,589

Net realized gain (loss)	248,815,897

Net change in unrealized depreciation on affiliated investments	(1,036,436,017)

Net realized and unrealized gain (loss)	(787,620,120)

Net Increase (Decrease) in Net Assets From Operations	$(679,531,812)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$108,088,308	$70,266,814
Net realized gain (loss)	248,815,897	272,879,818
Net change in unrealized appreciation (depreciation)	(1,036,436,017)	33,059,401

Increase (decrease) in net assets from operations	(679,531,812)	376,206,033

From Distributions to Shareholders
Class A	(5,460,511)	(4,914,518)
Class B	(332,950,156)	(316,700,687)

Total distributions	(338,410,667)	(321,615,205)

Increase (decrease) in net assets from capital share transactions	32,042,853	(353,942,397)

Total increase (decrease) in net assets	(985,899,626)	(299,351,569)

Net Assets
Beginning of period	5,017,331,897	5,316,683,466

End of period	$4,031,432,271	$5,017,331,897

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	124,852	$1,403,038	367,120	$4,437,525
Reinvestments	572,981	5,460,511	416,485	4,914,518
Redemptions	(393,223)	(4,273,092)	(750,596)	(9,058,008)

Net increase (decrease)	304,610	$2,590,457	33,009	$294,035

Class B
Sales	1,627,590	$17,885,448	6,423,015	$77,468,571
Reinvestments	35,345,028	332,950,156	27,138,019	316,700,687
Redemptions	(29,131,707)	(321,383,208)	(62,492,757)	(748,405,690)

Net increase (decrease)	7,840,911	$29,452,396	(28,931,723)	$(354,236,432)

Increase (decrease) derived from capital shares transactions		$32,042,853		$(353,942,397)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.09		$11.98	$11.66	$10.85	$11.95	$11.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28		0.19	0.32	0.31	0.24	0.22
Net realized and unrealized gain (loss)	(1.96)		0.71	0.88	1.37	(0.72)	1.00

Total income (loss) from investment operations	(1.68)		0.90	1.20	1.68	(0.48)	1.22

Less Distributions
Distributions from net investment income	(0.31)		(0.36)	(0.34)	(0.29)	(0.27)	(0.26)
Distributions from net realized capital gains	(0.58)		(0.43)	(0.54)	(0.58)	(0.35)	(0.37)

Total distributions	(0.89)		(0.79)	(0.88)	(0.87)	(0.62)	(0.63)

Net Asset Value, End of Period	$9.52		$12.09	$11.98	$11.66	$10.85	$11.95

Total Return (%) (b)	(13.90	)(c)	7.68	11.31	15.94	(4.25)	11.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (f)	2.50	(e) (g)	1.60	2.88	2.69	2.04	1.91
Portfolio turnover rate (%)	8	(c)	7	9	11	8	6
Net assets, end of period (in millions)	$63.4		$76.8	$75.7	$74.5	$71.9	$85.4

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.94		$11.84	$11.53	$10.74	$11.82	$11.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26		0.16	0.29	0.27	0.21	0.20
Net realized and unrealized gain (loss)	(1.93)		0.70	0.87	1.35	(0.71)	0.97

Total income (loss) from investment operations	(1.67)		0.86	1.16	1.62	(0.50)	1.17

Less Distributions
Distributions from net investment income	(0.28)		(0.33)	(0.31)	(0.25)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.58)		(0.43)	(0.54)	(0.58)	(0.35)	(0.37)

Total distributions	(0.86)		(0.76)	(0.85)	(0.83)	(0.58)	(0.60)

Net Asset Value, End of Period	$9.41		$11.94	$11.84	$11.53	$10.74	$11.82

Total Return (%) (b)	(14.02	)(c)	7.42	11.04	15.60	(4.40)	10.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	2.23	(e) (g)	1.34	2.63	2.44	1.79	1.70
Portfolio turnover rate (%)	8	(c)	7	9	11	8	6
Net assets, end of period (in millions)	$3,968.1		$4,940.6	$5,241.0	$5,311.0	$5,268.2	$6,448.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$420,989,781	$0	$371,238,763

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$1,305,684	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
AB International Bond Portfolio (Class A)	$175,587,322	$17,911,043	$(6,327,788)	$(420,470)	$(42,900,227)	$143,849,880
Allspring Mid Cap Value Portfolio (Class A)	12,749,470	1,972,212	(1,477,005)	361,171	(3,757,050)	9,848,798
Baillie Gifford International Stock Portfolio (Class A)	130,636,747	23,806,050	—	—	(51,343,633)	103,099,164
BlackRock Bond Income Portfolio (Class A)	477,762,866	12,257,597	(26,489,256)	(1,883,358)	(64,415,887)	397,231,962
BlackRock Capital Appreciation Portfolio (Class A)	87,781,016	26,039,900	(392)	139	(49,477,412)	64,343,251
BlackRock High Yield Portfolio (Class A)	25,321,516	1,108,045	(1,948,874)	(138,780)	(4,144,193)	20,197,714
Brighthouse Small Cap Value Portfolio (Class A)	63,464,971	9,348,807	(5,851,863)	803,589	(19,617,480)	48,148,024
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	34,838,455	8,241,385	(17,432)	6,992	(13,106,772)	29,962,628
Brighthouse/Artisan International Portfolio (Class A)	88,788,048	13,962,810	(909,673)	209,830	(34,760,236)	67,290,779
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	12,707,003	1,618,223	(1,206,071)	354,801	(3,717,344)	9,756,612
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	100,783,384	3,126,541	(14,432,367)	(551,114)	(6,778,681)	82,147,763
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	151,031,423	3,816,366	(18,581,831)	(2,004,007)	(9,060,871)	125,201,080
Brighthouse/Templeton International Bond Portfolio (Class A)	126,358,311	—	(17,869,606)	(7,195,596)	963,727	102,256,836
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	165,360,604	27,078,854	(15,596,897)	4,271,278	(48,483,460)	132,630,379
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	113,815,526	20,798,474	(3,807,064)	881,976	(44,858,814)	86,830,098
CBRE Global Real Estate Portfolio (Class A)	38,315,291	4,249,180	(1,821,547)	315,313	(12,781,791)	28,276,446
Harris Oakmark International Portfolio (Class A)	134,317,722	11,706,487	(7,121,588)	1,752,249	(34,877,012)	105,777,858
Invesco Comstock Portfolio (Class A)	165,033,541	21,803,527	(29,592,977)	3,962,958	(35,158,466)	126,048,583
Invesco Global Equity Portfolio (Class A)	50,074,595	9,647,154	—	—	(21,963,085)	37,758,664
Invesco Small Cap Growth Portfolio (Class A)	23,651,447	10,389,777	(9,935)	766	(15,891,961)	18,140,094
Jennison Growth Portfolio (Class A)	60,643,232	19,302,281	(121,520)	25,760	(35,369,911)	44,479,842
JPMorgan Core Bond Portfolio (Class A)	188,332,213	4,376,733	(13,149,956)	(689,179)	(21,551,161)	157,318,650
JPMorgan Small Cap Value Portfolio (Class A)	37,702,643	10,807,595	(2,746,571)	754,360	(17,774,494)	28,743,533
Loomis Sayles Growth Portfolio (Class A)	50,205,110	5,218,478	(215,623)	(14,589)	(18,222,381)	36,970,995
Loomis Sayles Small Cap Growth Portfolio (Class A)	12,334,998	3,182,313	(74,044)	7,570	(5,961,558)	9,489,279
MFS Research International Portfolio (Class A)	76,197,523	5,640,382	(923,091)	281,716	(21,348,710)	59,847,820
MFS Value Portfolio (Class A)	190,643,188	25,522,492	(16,169,951)	(236,906)	(48,969,045)	150,789,778
Neuberger Berman Genesis Portfolio (Class A)	25,406,524	4,020,564	(42,828)	17,200	(9,352,624)	20,048,836
PIMCO Inflation Protected Bond Portfolio (Class A)	304,385,964	16,389,704	(32,140,518)	(854,324)	(41,412,093)	246,368,733
PIMCO Total Return Portfolio (Class A)	452,954,150	12,151,899	(25,738,735)	(3,319,530)	(59,668,713)	376,379,071
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	35,628,852	788,995	(217,657)	24,135	(6,763,571)	29,460,754
T. Rowe Price Large Cap Growth Portfolio (Class A)	73,247,978	22,544,844	(124)	20	(41,536,028)	54,256,690
T. Rowe Price Large Cap Value Portfolio (Class A)	177,659,963	20,829,722	(22,534,881)	2,735,012	(39,142,556)	139,547,260
T. Rowe Price Mid Cap Growth Portfolio (Class A)	25,343,510	3,969,351	(17,050)	1,656	(10,022,644)	19,274,823

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
T. Rowe Price Small Cap Growth Portfolio (Class A)	$62,710,520	$12,246,999	$(467,633)	$10,718	$(26,551,936)	$47,948,668
TCW Core Fixed Income Portfolio (Class A)	364,435,216	4,800,328	(21,725,178)	(1,151,427)	(42,729,662)	303,629,277
VanEck Global Natural Resources Portfolio (Class A)	98,893,388	2,187,252	(33,361,631)	7,182,464	(5,343,596)	69,557,877
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	201,868,951	10,257,534	(8,656,732)	(324,507)	(39,630,967)	163,514,279
Western Asset Management U.S. Government Portfolio (Class A)	401,970,362	7,869,883	(39,872,874)	(4,678,578)	(28,953,719)	336,335,074

	$5,018,943,543	$420,989,781	$(371,238,763)	$499,308	$(1,036,436,017)	$4,032,757,852

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2022
AB International Bond Portfolio (Class A)	$1,382,069	$16,519,785	$18,513,498
Allspring Mid Cap Value Portfolio (Class A)	1,901,475	70,426	889,684
Baillie Gifford International Stock Portfolio (Class A)	9,948,871	1,278,991	11,755,891
BlackRock Bond Income Portfolio (Class A)	481,774	11,763,672	4,284,210
BlackRock Capital Appreciation Portfolio (Class A)	19,171,724	—	2,444,652
BlackRock High Yield Portfolio (Class A)	—	1,108,045	3,041,824
Brighthouse Small Cap Value Portfolio (Class A)	8,875,949	465,428	3,678,230
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	4,493,539	320,337	3,492,148
Brighthouse/Artisan International Portfolio (Class A)	12,487,588	722,632	7,861,072
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,517,415	100,448	47,250
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,126,542	8,987,720
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,816,366	14,609,228
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	13,689,001
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	25,043,412	2,034,894	4,709,886
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	20,087,731	687,303	7,596,684
CBRE Global Real Estate Portfolio (Class A)	2,907,161	1,336,180	2,853,325
Harris Oakmark International Portfolio (Class A)	6,036,625	2,734,077	9,812,417
Invesco Comstock Portfolio (Class A)	18,948,149	2,850,750	9,763,639
Invesco Global Equity Portfolio (Class A)	5,899,260	—	2,002,050
Invesco Small Cap Growth Portfolio (Class A)	6,218,680	—	2,595,149
Jennison Growth Portfolio (Class A)	11,885,614	—	4,590,283
JPMorgan Core Bond Portfolio (Class A)	—	4,374,352	17,249,852
JPMorgan Small Cap Value Portfolio (Class A)	10,434,589	367,317	2,737,479
Loomis Sayles Growth Portfolio (Class A)	3,637,297	—	3,477,986
Loomis Sayles Small Cap Growth Portfolio (Class A)	2,288,777	—	1,083,251
MFS Research International Portfolio (Class A)	4,311,860	1,320,475	5,603,728
MFS Value Portfolio (Class A)	22,776,481	2,744,811	10,958,559
Neuberger Berman Genesis Portfolio (Class A)	3,669,109	—	1,189,842
PIMCO Inflation Protected Bond Portfolio (Class A)	—	16,389,704	25,530,439
PIMCO Total Return Portfolio (Class A)	—	12,137,945	37,789,063
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	776,742	3,161,025
T. Rowe Price Large Cap Growth Portfolio (Class A)	12,676,325	—	3,648,735
T. Rowe Price Large Cap Value Portfolio (Class A)	18,104,052	2,723,464	5,132,301
T. Rowe Price Mid Cap Growth Portfolio (Class A)	3,530,928	—	2,412,368
T. Rowe Price Small Cap Growth Portfolio (Class A)	9,600,135	113,425	3,027,062
TCW Core Fixed Income Portfolio (Class A)	—	4,792,908	33,736,586
VanEck Global Natural Resources Portfolio (Class A)	—	2,176,606	5,970,633
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	10,249,935	14,960,135
Western Asset Management U.S. Government Portfolio (Class A)	—	7,869,523	31,849,912

	$248,316,589	$114,973,083

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$4,687,500,615

Gross unrealized appreciation	26,589,273
Gross unrealized (depreciation)	(681,332,036)

Net unrealized appreciation (depreciation)	$(654,742,763)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$139,148,388	$136,468,920	$182,466,817	$237,715,954	$321,615,205	$374,184,874

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$108,656,018	$229,017,745	$381,693,254	$—	$719,367,017

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned -16.38% and -16.46%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -15.76%.

MARKET ENVIRONMENT / CONDITIONS

The threat of an economic downturn permeated global markets in the first six months of 2022, and panicked investors dragged down the Standard & Poor’s (“S&P”) 500 Index to its worst first half of the year since 1970. The fallout experienced by equities extended into fixed income markets as persistent inflationary pressures pushed the Bloomberg U.S. Aggregate Bond Index to a rare double-digit loss over the six-month period. Market resiliency was tested on several fronts. Food and energy costs have soared since the beginning of the year, and price levels have risen significantly as strong consumer demand for goods competed against a scarcity of supply. These dynamics spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates swiftly and decisively to slow inflation. Globally, geopolitical tensions escalated over the Russia-Ukraine conflict and kept market volatility levels elevated for the period. As the economic picture appeared bleak, talks of a potential recession emerged from several market observers.

Consumers faced a relentless barrage of price increases in the period. In June, the headline Consumer Price Index (“CPI”) recorded its largest 12-month increase of 9.1% since November 1981. Within the CPI the sting of energy’s massive price run-up was no doubt felt in the pockets of consumers. Looking back over the last 12 months ended June 2022, the gasoline index rose nearly 60%. While the market’s view of U.S. breakeven inflation (the difference between nominal and real yields) expectations eased in the second quarter after steadily climbing in the first quarter, the Fed remained firmly committed to controlling inflationary pressures as CPI data showed no sign of slowing down. At its Federal Open Markets Committee (“FOMC”) meeting in March, the Fed began its campaign to ratchet up rates and initiated a 0.25% increase to the Fed Funds rate. The Fed followed up with more aggressive rate hikes and implemented a 0.50% and a 0.75% increase in May and June, respectively.

The unemployment rate trended downward in the first quarter and then leveled off to end the second quarter at 3.6%. Tightness in labor markets supported non-farm payroll gains, with an estimated 2.8 million jobs added in the six-month span ended June 30, 2022. While the total number of employed has steadily increased since the second quarter of 2020, the economy still operated with approximately a half million less workers on the payrolls prior to the start of the COVID-19 crisis. Despite an improved jobs picture, economic growth slid as first quarter real gross domestic product (“GDP”) decreased 1.6% on an annualized basis, breaking a string of six straight quarterly gains.

As the outlook continued to diminish throughout the period, equity prices tumbled. In the U.S, the S&P 500 Index lost 19.96% in the period. Growth investors absorbed the brunt of the price declines as the Russell 1000 Growth Index fell 28.07%. Comparatively, the Russell 1000 Value Index reported a negative 12.86% return as investor sentiment favored value-oriented stocks in an inflationary environment. Outside the U.S., markets were not spared with the MSCI EAFE Index, a proxy for international stocks, sliding 19.57%. Emerging Market equities, as measured by the MSCI Emerging Markets Index, modestly outperformed developed markets, and delivered a negative 17.63% return during the period.

For much of the period, global bond markets spiraled downward as central bank policies took aim to stave off mounting inflation. In the U.S., the Fed raised its projected 2023 median Fed Funds Rate from 2.8% to 3.8%. Further, the Fed revised its projected median 2022 core personal consumption expenditures inflation forecast from 4.1% to 4.3% at its June FOMC meeting. The European Central Bank followed a similar course and raised its 2022 inflation forecast from 5.1% in March to 6.8% in June. The Bank of England pressed on with rate hikes and raised its base interest rate to 1.25%, marking its fifth hike since December 2021. A steep rise of 1.46% in the 10-year U.S. Treasury rate over the period roiled bond index returns. The Bloomberg U.S. Aggregate Bond Index fell 10.35%. Markets outside the U.S. performed poorly as well. The FTSE World Government Bond Index (“WGBI”) ex-U.S. returned a negative 18.74% to finish the first six months of 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six-month period, the Portfolio underperformed the Dow Jones Moderate Portfolio Index. Performance weakness within the underlying small cap equity and non-U.S. equity portfolios offset strength within the underlying fixed income, large cap, and mid cap equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the Brighthouse/Eaton Vance Floating Rate Portfolio and the Brighthouse/Franklin Low Duration Total Return Portfolio generated the least negative returns in the period. While the return for the Western Asset Management U.S. Government Portfolio was negative during the period, it held up better than most of the underlying fixed income portfolios in the first half of 2022. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 13.1% during the period. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan, along with an overweight duration position in Argentina were positive contributors. The portfolio’s currency positioning benefitted from an underweight to both the euro and Japanese yen. The BlackRock High Yield Portfolio exceeded its benchmark by

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

1.0%. Security selection in retailers and independent energy, an allocation to bank loans, and an underweight to BB-rated bonds contributed to relative results. Conversely, the AB International Bond Portfolio fell 1.7% versus its custom benchmark. The portfolio’s overweight to emerging market bonds detracted over the period. Results were further pressured as a rising interest rate and an increase in credit spreads hurt the Portfolio’s exposure to developed market sovereign bonds, and investment grade and high yield corporate bonds.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and mid cap equities contributed positively while small cap equities underperformed. In large cap, the Invesco Comstock Portfolio outperformed its benchmark by 5.3%. An overweight position to the Energy sector, the only positive sector in the benchmark over the period, was the largest contributor to relative results. Positive security selection in the Materials, Health Care, and Consumer Staples sectors added to returns on a relative basis. The T. Rowe Price Large Cap Value Portfolio outpaced its benchmark by 2.7%. The portfolio benefitted from both positive security selection and allocation impacts. Security selection in the Financials and Health Care sectors were leading contributors while an underweight to Consumer Discretionary and Financials sectors added to relative results. On the other hand, the Jennison Growth Portfolio lagged its benchmark by 8.6%. Poor security selection in the Information Technology (“IT”) sector had the largest negative impact on results followed by weak selection in Communication Services. Across mid cap, the Allspring Mid Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Primary contributors were strong selection in the Financials and IT sectors. An overweight to Consumer Staples and an allocation to cash were additive to relative results. The T. Rowe Price Mid Cap Growth Portfolio outperformed its benchmark by 5.6%. Strong security selection in the Health Care sector was the largest relative contributor. Positive selection in Industrials and an allocation to cash aided performance. Within small cap equities, the Invesco Small Cap Growth Portfolio struggled in the period and fell 8.3% against its benchmark. Negative selection was most severe in the Health Care and Industrials sectors while weak selection within the IT and Materials sectors were notable detractors to the portfolio. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 2.2%. Positive security selection in the IT, Health Care, and Financials sectors were key drivers to relative outperformance.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio lagged its benchmark by 11.5%. At the sector level, security selection fared the worst in the Industrials, Consumer Discretionary, and Communication Services sectors. An overweight to the IT sector and avoiding the Energy sector over the period dampened returns. The Brighthouse/Artisan International Portfolio underperformed its benchmark by 5.8%. Negative security selection in the Financials and Materials sectors weighed on relative results. Over the period, exposure to Russia’s largest bank, Sberbank and metals and mining company, Norilsk Nickel, were major detractors as sanctions materially impacted prices. The VanEck Global Natural Resources Portfolio fell behind its benchmark by 16.7%. Exposure to renewable and alternative energy was a significant detractor to results. The portfolio’s overweight to base and industrial metals and an underweight to oil and gas further depressed relative results. On a positive note, the Harris Oakmark International Portfolio outperformed its benchmark by 0.4%. Primary contributors were selection in the Consumer Discretionary, IT, Health Care, and Materials sectors, which offset weakness in the Financials and Communication Services sectors. From a country perspective, selection in Germany had the largest positive impact followed by an overweight to China. In emerging markets, the Brighthouse/abdrn Emerging Markets Equity Portfolio underperformed its benchmark by 6.2%. Negative security selection in Energy was the primary detractor followed by weak selection in the Financials and Consumer Discretionary sectors. At the country level, the largest performance detractors were China, Russia, and the Netherlands.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	-16.38	-14.19	5.05	6.93
Class B	-16.46	-14.32	4.79	6.66
Dow Jones Moderate Portfolio Index	-15.76	-14.07	4.54	6.19

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.3
PIMCO Total Return Portfolio (Class A)	6.3
TCW Core Fixed Income Portfolio (Class A)	5.4
MFS Value Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.4
Western Asset Management U.S. Government Portfolio (Class A)	4.3
Invesco Comstock Portfolio (Class A)	4.0
Harris Oakmark International Portfolio (Class A)	3.9
Baillie Gifford International Stock Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	31.1
U.S. Large Cap Equities	30.4
International Developed Market Equities	13.5
U.S. Small Cap Equities	6.8
International Fixed Income	4.9
High Yield Fixed Income	4.7
Global Equities	3.7
Emerging Market Equities	2.5
Real Estate Equities	1.4
U.S. Mid Cap Equities	1.0

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.63%	$1,000.00	$836.20	$2.87
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16
Class B (a)	Actual	0.88%	$1,000.00	$835.40	$4.00
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	32,479,137	$252,362,898
Allspring Mid Cap Value Portfolio (Class A) (a)	2,247,518	24,880,022
Baillie Gifford International Stock Portfolio (Class A) (b)	39,421,958	345,730,574
BlackRock Bond Income Portfolio (Class A) (b)	7,717,647	715,580,270
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,588,842	226,058,328
BlackRock High Yield Portfolio (Class A) (a)	9,044,047	60,052,471
Brighthouse Small Cap Value Portfolio (Class A) (a)	13,049,655	170,819,990
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	17,176,822	147,377,134
Brighthouse/Artisan International Portfolio (Class A) (a)	33,173,012	283,960,986
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	118,399	24,448,157
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	10,782,488	96,503,268
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	22,248,495	203,351,245
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	24,167,160	207,112,558
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	30,479,441	227,681,427
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	15,307,235	431,051,737
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	25,534,229	291,856,242
CBRE Global Real Estate Portfolio (Class A) (a)	14,366,482	142,371,837
Harris Oakmark International Portfolio (Class A) (a)	35,243,665	379,926,710
Invesco Comstock Portfolio (Class A) (a)	30,424,557	392,781,031
Invesco Global Equity Portfolio (Class A) (a)	4,922,338	92,835,300
Invesco Small Cap Growth Portfolio (Class A) (a)	15,956,025	111,532,615
Jennison Growth Portfolio (Class A) (b)	24,835,278	240,653,842
JPMorgan Core Bond Portfolio (Class A) (a)	27,359,857	249,521,892
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,917,317	72,631,830
Loomis Sayles Growth Portfolio (Class A) (a)	23,512,610	249,939,040
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	8,051,519	70,531,309
MFS Research International Portfolio (Class A) (a)	20,867,322	222,862,995
MFS Value Portfolio (Class A) (b)	36,531,965	502,679,841
Neuberger Berman Genesis Portfolio (Class A) (b)	4,409,984	74,308,222
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	31,543,429	304,394,089
PIMCO Total Return Portfolio (Class A) (a)	62,233,515	619,845,813
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	10,431,535	97,221,907
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	13,460,853	200,162,877
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	16,502,330	448,698,358
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	5,949,626	47,537,510
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	10,516,228	166,577,056
TCW Core Fixed Income Portfolio (Class A) (a)	59,243,305	533,189,746
VanEck Global Natural Resources Portfolio (Class A) (b)	23,466,943	273,389,881
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	18,441,770	201,568,550
Western Asset Management U.S. Government Portfolio (Class A) (b)	39,548,059	417,627,502

Total Mutual Funds (Cost $11,440,204,898)		9,821,617,060

Total Investments—100.0% (Cost $11,440,204,898)		9,821,617,060
Other assets and liabilities (net)—0.0%		(2,706,506)

Net Assets—100.0%		$9,818,910,554

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,821,617,060	$—	$—	$9,821,617,060
Total Investments	$9,821,617,060	$—	$—	$9,821,617,060

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Affiliated investments at value (a)	$9,821,617,060
Receivable for:
Affiliated investments sold	3,699,463
Fund shares sold	279,531

Total Assets	9,825,596,054
Liabilities
Payables for:
Fund shares redeemed	3,978,993
Accrued Expenses:
Management fees	444,781
Distribution and service fees	2,007,430
Deferred trustees’ fees	194,106
Other expenses	60,190

Total Liabilities	6,685,500

Net Assets	$9,818,910,554

Net Assets Consist of:
Paid in surplus	$10,360,956,526
Distributable earnings (Accumulated losses)	(542,045,972)

Net Assets	$9,818,910,554

Net Assets
Class A	$295,602,386
Class B	9,523,308,168
Capital Shares Outstanding*
Class A	30,567,956
Class B	990,296,713
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.67
Class B	9.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $11,440,204,898.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends from affiliated investments	$229,309,895

Total investment income	229,309,895
Expenses
Management fees	2,946,625
Administration fees	15,001
Custodian and accounting fees	13,673
Distribution and service fees—Class B	13,391,778
Audit and tax services	15,874
Legal	20,427
Miscellaneous (a)	5,175

Total expenses	16,408,553

Net Investment Income	212,901,342

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	18,578,288
Capital gain distributions from Affiliated Underlying Portfolios	912,777,731

Net realized gain (loss)	931,356,019

Net change in unrealized depreciation on affiliated investments	(3,142,520,130)

Net realized and unrealized gain (loss)	(2,211,164,111)

Net Increase (Decrease) in Net Assets From Operations	$(1,998,262,769)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$212,901,342	$138,891,953
Net realized gain (loss)	931,356,019	890,329,381
Net change in unrealized appreciation (depreciation)	(3,142,520,130)	293,815,552

Increase (decrease) in net assets from operations	(1,998,262,769)	1,323,036,886

From Distributions to Shareholders
Class A	(31,316,809)	(26,862,648)
Class B	(986,071,676)	(906,675,413)

Total distributions	(1,017,388,485)	(933,538,061)

Increase (decrease) in net assets from capital share transactions	366,566,249	(564,110,271)

Total increase (decrease) in net assets	(2,649,085,005)	(174,611,446)

Net Assets
Beginning of period	12,467,995,559	12,642,607,005

End of period	$9,818,910,554	$12,467,995,559

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	379,918	$4,360,675	1,107,950	$14,253,267
Reinvestments	3,221,894	31,316,809	2,143,867	26,862,648
Redemptions	(1,369,214)	(15,753,778)	(2,284,779)	(29,472,592)

Net increase (decrease)	2,232,598	$19,923,706	967,038	$11,643,323

Class B
Sales	3,109,215	$36,593,019	14,101,387	$182,508,006
Reinvestments	101,972,252	986,071,676	72,766,887	906,675,413
Redemptions	(57,845,047)	(676,022,152)	(129,816,643)	(1,664,937,013)

Net increase (decrease)	47,236,420	$346,642,543	(42,948,369)	$(575,753,594)

Increase (decrease) derived from capital shares transactions		$366,566,249		$(564,110,271)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.92		$12.55	$12.17	$11.30	$12.72	$11.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.17	0.28	0.26	0.22	0.21
Net realized and unrealized gain (loss)	(2.35)		1.20	1.22	1.88	(0.92)	1.50

Total income (loss) from investment operations	(2.11)		1.37	1.50	2.14	(0.70)	1.71

Less Distributions
Distributions from net investment income	(0.28)		(0.31)	(0.29)	(0.28)	(0.24)	(0.25)
Distributions from net realized capital gains	(0.86)		(0.69)	(0.83)	(0.99)	(0.48)	(0.50)

Total distributions	(1.14)		(1.00)	(1.12)	(1.27)	(0.72)	(0.75)

Net Asset Value, End of Period	$9.67		$12.92	$12.55	$12.17	$11.30	$12.72

Total Return (%) (b)	(16.38	)(c)	11.17	14.09	19.85	(5.93)	14.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (f)	2.02	(e) (g)	1.33	2.43	2.21	1.76	1.68
Portfolio turnover rate (%)	8	(c)	9	10	13	10	6
Net assets, end of period (in millions)	$295.6		$366.2	$343.6	$327.6	$294.6	$343.0

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.83		$12.47	$12.09	$11.24	$12.65	$11.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.14	0.25	0.23	0.19	0.17
Net realized and unrealized gain (loss)	(2.33)		1.19	1.22	1.85	(0.91)	1.51

Total income (loss) from investment operations	(2.11)		1.33	1.47	2.08	(0.72)	1.68

Less Distributions
Distributions from net investment income	(0.24)		(0.28)	(0.26)	(0.24)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.86)		(0.69)	(0.83)	(0.99)	(0.48)	(0.50)

Total distributions	(1.10)		(0.97)	(1.09)	(1.23)	(0.69)	(0.72)

Net Asset Value, End of Period	$9.62		$12.83	$12.47	$12.09	$11.24	$12.65

Total Return (%) (b)	(16.46	)(c)	10.90	13.85	19.42	(6.12)	14.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (f)	1.75	(e) (g)	1.08	2.18	1.98	1.51	1.43
Portfolio turnover rate (%)	8	(c)	9	10	13	10	6
Net assets, end of period (in millions)	$9,523.3		$12,101.8	$12,299.1	$12,158.4	$11,604.0	$14,189.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,364,506,784	$0	$890,333,359

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$2,946,625	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
AB International Bond Portfolio (Class A)	$372,178,746	$31,464,319	$(67,856,671)	$(5,710,605)	$(77,712,891)	$252,362,898
Allspring Mid Cap Value Portfolio (Class A) (a)	32,110,594	4,984,402	(3,601,098)	629,499	(9,243,375)	24,880,022
Baillie Gifford International Stock Portfolio (Class A)	437,562,345	80,490,446	—	—	(172,322,217)	345,730,574
BlackRock Bond Income Portfolio (Class A)	838,131,695	22,043,918	(27,430,727)	(1,481,446)	(115,683,170)	715,580,270
BlackRock Capital Appreciation Portfolio (Class A)	314,102,480	86,815,479	—	—	(174,859,631)	226,058,328
BlackRock High Yield Portfolio (Class A)	75,376,861	3,313,004	(5,829,008)	(593,809)	(12,214,577)	60,052,471
Brighthouse Small Cap Value Portfolio (Class A)	223,277,894	33,143,142	(18,773,500)	4,991,590	(71,819,136)	170,819,990
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	170,600,478	41,095,450	(80,438)	10,934	(64,249,290)	147,377,134
Brighthouse/Artisan International Portfolio (Class A)	380,074,716	55,813,689	(5,152,932)	1,308,075	(148,082,562)	283,960,986
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	31,925,419	4,054,190	(3,066,978)	801,098	(9,265,572)	24,448,157
Brighthouse/Dimensional International Small Company Portfolio (Class A)	126,275,177	14,029,704	(3,322,565)	(1,035,444)	(39,443,604)	96,503,268
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	249,531,102	7,773,656	(35,690,552)	(456,236)	(17,806,725)	203,351,245
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	247,979,744	6,342,916	(28,849,278)	(3,216,235)	(15,144,589)	207,112,558
Brighthouse/Templeton International Bond Portfolio (Class A)	311,884,910	—	(69,287,535)	(39,994,297)	25,078,349	227,681,427
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	544,017,160	88,401,389	(56,187,028)	14,345,070	(159,524,854)	431,051,737
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	381,391,798	69,833,309	(11,529,539)	2,605,368	(150,444,694)	291,856,242
CBRE Global Real Estate Portfolio (Class A)	193,406,558	21,376,319	(9,461,060)	2,261,635	(65,211,615)	142,371,837
Harris Oakmark International Portfolio (Class A)	486,342,590	34,204,225	(20,000,398)	(242,100)	(120,377,607)	379,926,710
Invesco Comstock Portfolio (Class A)	510,564,573	67,948,254	(87,710,566)	12,229,709	(110,250,939)	392,781,031
Invesco Global Equity Portfolio (Class A)	124,982,223	22,335,352	(36,406)	7,878	(54,453,747)	92,835,300
Invesco Small Cap Growth Portfolio (Class A)	149,926,910	60,372,538	—	—	(98,766,833)	111,532,615
Jennison Growth Portfolio (Class A)	336,625,864	97,085,662	(9,656)	2,049	(193,050,077)	240,653,842
JPMorgan Core Bond Portfolio (Class A)	247,837,081	39,323,745	(7,130,767)	(105,617)	(30,402,550)	249,521,892
JPMorgan Small Cap Value Portfolio (Class A)	94,856,277	27,296,812	(6,489,123)	846,192	(43,878,328)	72,631,830
Loomis Sayles Growth Portfolio (Class A)	345,469,160	30,284,615	(1,093,149)	103,968	(124,825,554)	249,939,040
Loomis Sayles Small Cap Growth Portfolio (Class A)	93,700,969	21,544,073	(59,640)	(3,216)	(44,650,877)	70,531,309
MFS Research International Portfolio (Class A)	285,223,404	20,987,421	(4,753,660)	925,378	(79,519,548)	222,862,995
MFS Value Portfolio (Class A)	637,618,282	85,317,552	(55,226,451)	1,192,140	(166,221,682)	502,679,841
Neuberger Berman Genesis Portfolio (Class A)	95,752,837	13,614,795	(220,290)	96,840	(34,935,960)	74,308,222
PIMCO Inflation Protected Bond Portfolio (Class A)	377,438,423	20,332,826	(40,779,073)	(1,418,748)	(51,179,339)	304,394,089
PIMCO Total Return Portfolio (Class A)	745,552,944	20,062,669	(41,772,723)	(6,848,696)	(97,148,381)	619,845,813
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	117,161,692	2,577,384	(260,202)	6,355	(22,263,322)	97,221,907
T. Rowe Price Large Cap Growth Portfolio (Class A)	279,052,439	75,995,530	—	—	(154,885,092)	200,162,877

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
T. Rowe Price Large Cap Value Portfolio (Class A)	$572,943,590	$67,057,127	$(73,436,793)	$10,860,966	$(128,726,532)	$448,698,358
T. Rowe Price Mid Cap Growth Portfolio (Class A)	63,460,733	8,957,005	(18,242)	(169)	(24,861,817)	47,537,510
T. Rowe Price Small Cap Growth Portfolio (Class A)	221,032,660	38,689,460	(358,515)	51,514	(92,838,063)	166,577,056
TCW Core Fixed Income Portfolio (Class A)	638,600,653	8,449,550	(36,698,916)	(2,166,801)	(74,994,740)	533,189,746
VanEck Global Natural Resources Portfolio (Class A)	374,275,382	8,590,974	(112,879,277)	33,885,671	(30,482,869)	273,389,881
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	250,012,126	12,681,209	(11,690,769)	(548,775)	(48,885,241)	201,568,550
Western Asset Management U.S. Government Portfolio (Class A)	493,126,988	9,822,674	(43,589,834)	(4,761,447)	(36,970,879)	417,627,502

	$12,471,385,477	$1,364,506,784	$(890,333,359)	$18,578,288	$(3,142,520,130)	$9,821,617,060

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2022
AB International Bond Portfolio (Class A)	$2,429,081	$29,034,662	32,479,137
Allspring Mid Cap Value Portfolio (Class A) (a)	4,806,388	178,014	2,247,518
Baillie Gifford International Stock Portfolio (Class A)	33,360,115	4,288,656	39,421,958
BlackRock Bond Income Portfolio (Class A)	867,147	21,173,471	7,717,647
BlackRock Capital Appreciation Portfolio (Class A)	67,350,830	—	8,588,842
BlackRock High Yield Portfolio (Class A)	—	3,313,004	9,044,047
Brighthouse Small Cap Value Portfolio (Class A)	31,491,807	1,651,335	13,049,655
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	22,105,904	1,575,895	17,176,822
Brighthouse/Artisan International Portfolio (Class A)	52,694,379	3,049,319	33,173,012
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,802,478	251,711	118,399
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,277,715	2,749,985	10,782,488
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	7,773,656	22,248,495
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,342,916	24,167,160
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	30,479,441
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	81,758,158	6,643,232	15,307,235
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	67,521,813	2,310,263	25,534,229
CBRE Global Real Estate Portfolio (Class A)	14,637,286	6,727,545	14,366,482
Harris Oakmark International Portfolio (Class A)	21,686,835	9,822,289	35,243,665
Invesco Comstock Portfolio (Class A)	59,062,324	8,885,930	30,424,557
Invesco Global Equity Portfolio (Class A)	14,503,482	—	4,922,338
Invesco Small Cap Growth Portfolio (Class A)	38,231,319	—	15,956,025
Jennison Growth Portfolio (Class A)	64,298,202	—	24,835,278
JPMorgan Core Bond Portfolio (Class A)	—	6,873,822	27,359,857
JPMorgan Small Cap Value Portfolio (Class A)	26,368,571	928,223	6,917,317
Loomis Sayles Growth Portfolio (Class A)	24,588,009	—	23,512,610
Loomis Sayles Small Cap Growth Portfolio (Class A)	17,011,628	—	8,051,519
MFS Research International Portfolio (Class A)	16,063,062	4,919,195	20,867,322
MFS Value Portfolio (Class A)	76,141,661	9,175,891	36,531,965
Neuberger Berman Genesis Portfolio (Class A)	13,609,849	—	4,409,984
PIMCO Inflation Protected Bond Portfolio (Class A)	—	20,332,826	31,543,429
PIMCO Total Return Portfolio (Class A)	—	20,061,326	62,233,515
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,564,706	10,431,535
T. Rowe Price Large Cap Growth Portfolio (Class A)	46,761,008	—	13,460,853
T. Rowe Price Large Cap Value Portfolio (Class A)	58,288,550	8,768,577	16,502,330
T. Rowe Price Mid Cap Growth Portfolio (Class A)	8,708,309	—	5,949,626
T. Rowe Price Small Cap Growth Portfolio (Class A)	33,351,821	394,051	10,516,228
TCW Core Fixed Income Portfolio (Class A)	—	8,448,971	59,243,305
VanEck Global Natural Resources Portfolio (Class A)	—	8,566,826	23,466,943
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,681,131	18,441,770
Western Asset Management U.S. Government Portfolio (Class A)	—	9,822,467	39,548,059

	$912,777,731	$229,309,895

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$11,506,071,620

Gross unrealized appreciation	56,180,777
Gross unrealized (depreciation)	(1,740,635,337)

Net unrealized appreciation (depreciation)	$(1,684,454,560)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$269,770,302	$257,509,059	$663,767,759	$808,103,925	$933,538,061	$1,065,612,984

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$221,093,981	$794,663,095	$1,458,065,570	$—	$2,473,822,646

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned -19.65% and -19.76%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned -17.51%.

MARKET ENVIRONMENT / CONDITIONS

The threat of an economic downturn permeated global markets in the first six months of 2022, and panicked investors dragged down the Standard & Poor’s (“S&P”) 500 Index to its worst first half of the year since 1970. The fallout experienced by equities extended into fixed income markets as persistent inflationary pressures pushed the Bloomberg U.S. Aggregate Bond Index to a rare double-digit loss over the six-month period. Market resiliency was tested on several fronts. Food and energy costs have soared since the beginning of the year, and price levels have risen significantly as strong consumer demand for goods competed against a scarcity of supply. These dynamics spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates swiftly and decisively to slow inflation. Globally, geopolitical tensions escalated over the Russia-Ukraine conflict and kept market volatility levels elevated for the period. As the economic picture appeared bleak, talks of a potential recession emerged from several market observers.

Consumers faced a relentless barrage of price increases in the period. In June, the headline Consumer Price Index (“CPI”) recorded its largest 12-month increase of 9.1% since November 1981. Within the CPI the sting of energy’s massive price run-up was no doubt felt in the pockets of consumers. Looking back over the last 12 months ended June 2022, the gasoline index rose nearly 60%. While the market’s view of U.S. breakeven inflation (the difference between nominal and real yields) expectations eased in the second quarter after steadily climbing in the first quarter, the Fed remained firmly committed to controlling inflationary pressures as CPI data showed no sign of slowing down. At its Federal Open Markets Committee (“FOMC”) meeting in March, the Fed began its campaign to ratchet up rates and initiated a 0.25% increase to the Fed Funds rate. The Fed followed up with more aggressive rate hikes and implemented a 0.50% and a 0.75% increase in May and June, respectively.

The unemployment rate trended downward in the first quarter and then leveled off to end the second quarter at 3.6%. Tightness in labor markets supported non-farm payroll gains, with an estimated 2.8 million jobs added in the six-month span ended June 30, 2022. While the total number of employed has steadily increased since the second quarter of 2020, the economy still operated with approximately a half million less workers on the payrolls prior to the start of the COVID-19 crisis. Despite an improved jobs picture, economic growth slid as first quarter real gross domestic product (“GDP”) decreased 1.6% on an annualized basis, breaking a string of six straight quarterly gains.

As the outlook continued to diminish throughout the period, equity prices tumbled. In the U.S, the S&P 500 Index lost 19.96% in the period. Growth investors absorbed the brunt of the price declines as the Russell 1000 Growth Index fell 28.07%. Comparatively, the Russell 1000 Value Index reported a negative 12.86% return as investor sentiment favored value-oriented stocks in an inflationary environment. Outside the U.S., markets were not spared with the MSCI EAFE Index, a proxy for international stocks, sliding 19.57%. Emerging Market equities, as measured by the MSCI Emerging Markets Index, modestly outperformed developed markets, and delivered a negative 17.63% return during the period.

For much of the period, global bond markets spiraled downward as central bank policies took aim to stave off mounting inflation. In the U.S., the Fed raised its projected 2023 median Fed Funds Rate from 2.8% to 3.8%. Further, the Fed revised its projected median 2022 core personal consumption expenditures inflation forecast from 4.1% to 4.3% at its June FOMC meeting. The European Central Bank followed a similar course and raised its 2022 inflation forecast from 5.1% in March to 6.8% in June. The Bank of England pressed on with rate hikes and raised its base interest rate to 1.25%, marking its fifth hike since December 2021. A steep rise of 1.46% in the 10-year U.S. Treasury rate over the period roiled bond index returns. The Bloomberg U.S. Aggregate Bond Index fell 10.35%. Markets outside the U.S. performed poorly as well. The FTSE World Government Bond Index (“WGBI”) ex-U.S. returned a negative 18.74% to finish the first six months of 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six-month period, the Portfolio underperformed the Dow Jones Moderately Aggressive Portfolio Index. Performance weakness within the underlying domestic equity and non-U.S. equity portfolios offset strength within the underlying fixed income portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the Brighthouse/Eaton Vance Floating Rate Portfolio and the Brighthouse/Templeton International Bond Portfolio generated the least negative returns in the period. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 13.1% during the period. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan, along with an overweight duration position in Argentina were positive contributors. The portfolio’s currency positioning benefitted from an underweight to both the euro and Japanese yen. The BlackRock High Yield Portfolio exceeded its benchmark by 1.0%. Security selection in retailers and independent energy, an allocation to bank loans, and an underweight to BB-rated bonds contributed to relative results. Conversely, the Western Asset Management Strategic Bond Opportunities Portfolio slid 4.8% versus its benchmark. Allocations

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

to high yield corporate bonds, bank loans, and collateralized loan obligations detracted as credit spreads increased over the period. The portfolio’s exposure to U.S. dollar-denominated emerging market bonds hurt relative results as the U.S. dollar appreciated over the period. Positioning along the yield curve further pressured returns.

The underlying domestic equity portfolios detracted from performance for the period. Large cap, mid cap and small cap equities all underperformed. In large cap, the MFS Value Portfolio underperformed its benchmark by 0.4%. An underweight position to the Energy sector, the only positive sector in the benchmark over the period, was the largest detractor to relative results. Negative security selection in the Materials sector further pressured returns. The Loomis Sayles Growth Portfolio fell short by 0.9% versus its benchmark. Relative results were negatively impacted by weak security selection in the Information Technology (“IT”) sector and an overweight to the Communication Services sector. The Jennison Growth Portfolio lagged its benchmark by 8.6%. Poor security selection in the IT sector had the largest negative impact on results followed by weak selection in the Communication Services sector. Across mid cap, the Morgan Stanley Discovery Portfolio underperformed its benchmark by 25.8%. Negative security selection accounted for the majority of relative underperformance. Weak selection in the IT sector was the primary detractor, followed by the Consumer Discretionary sector. An overweight to the Communication Services sector and avoiding the Energy sector further depressed results. The Frontier Mid Cap Growth Portfolio lagged its benchmark by 0.5%. Results were negatively impacted by an underweight to the Energy and Consumer Staples sectors and weak selection in the Health Care and IT sectors. Within small cap equities, the Invesco Small Cap Growth Portfolio struggled in the period and fell 8.3% against its benchmark. Negative selection was most severe in the Health Care and Industrials sectors while weak selection within the IT and Materials sectors were notable detractors to the portfolio. The Loomis Sayles Small Cap Growth Portfolio outperformed its benchmark by 0.6%. Security selection in the Health Care sector was the primary contributor to relative results. Selection in the Financials sector and an allocation to cash were additive to performance.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio lagged its benchmark by 11.5%. At the sector level, security selection fared the worst in the Industrials, Consumer Discretionary, and Communication Services sectors. An overweight to the IT sector and avoiding the Energy sector over the period dampened returns. The Brighthouse/Artisan International Portfolio underperformed its benchmark by 5.8%. Negative security selection in the Financials and Materials sectors weighed on relative results. Over the period, exposure to Russia’s largest bank, Sberbank and metals and mining company, Norilsk Nickel, were major detractors as sanctions materially impacted prices. The VanEck Global Natural Resources Portfolio fell behind its benchmark by 16.7%. Exposure to renewable and alternative energy was a significant detractor to results. The portfolio’s overweight to base and industrial metals and an underweight to oil and gas further depressed relative results. On a positive note, the Harris Oakmark International Portfolio outperformed its benchmark by 0.4%. Primary contributors were selection in the Consumer Discretionary, IT, Health Care, and Materials sectors, which offset weakness in the Financials and Communication Services sectors. From a country perspective, selection in Germany had the largest positive impact followed by an overweight to China. In emerging markets, the Brighthouse/abdrn Emerging Markets Equity Portfolio underperformed its benchmark by 6.2%. Negative security selection in the Energy sector was the primary detractor followed by weak selection in the Financials and Consumer Discretionary sectors. At the country level, the largest performance detractors were China, Russia, and the Netherlands.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	-19.65	-16.99	6.12	8.42
Class B	-19.76	-17.15	5.87	8.16
Dow Jones Moderately Aggressive Portfolio Index	-17.51	-15.03	5.97	7.95

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
MFS Value Portfolio(Class A)	6.0
T. Rowe Price Large Cap Value Portfolio(Class A)	5.2
Invesco Comstock Portfolio(Class A)	5.1
Harris Oakmark International Portfolio(Class A)	4.9
Brighthouse/Wellington Core Equity Opportunities Portfolio(Class A)	4.7
Baillie Gifford International Stock Portfolio(Class A)	4.3
Loomis Sayles Growth Portfolio(Class A)	4.2
BlackRock Bond Income Portfolio(Class A)	4.1
Jennison Growth Portfolio(Class A)	4.1
Brighthouse/Artisan International Portfolio(Class A)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39.4
International Developed Market Equities	18.5
Investment Grade Fixed Income	13.7
U.S. Small Cap Equities	9.9
Global Equities	4.3
Emerging Market Equities	3.5
High Yield Fixed Income	3.1
International Fixed Income	2.6
Real Estate Equities	2.5
U.S. Mid Cap Equities	2.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.68%	$1,000.00	$803.50	$3.04
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B (a)	Actual	0.68%	$1,000.00	$803.50	$3.04
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies — 100.0%
AB International Bond Portfolio (Class A) (a)	8,308,525	$64,557,236
Allspring Mid Cap Value Portfolio (Class A) (a)	7,757,425	85,874,698
Baillie Gifford International Stock Portfolio (Class A) (b)	40,282,780	353,279,984
BlackRock Bond Income Portfolio (Class A) (b)	3,644,427	337,911,240
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,777,876	231,033,687
BlackRock High Yield Portfolio (Class A) (a)	6,454,718	42,859,328
Brighthouse Small Cap Value Portfolio (Class A) (a)	16,115,181	210,947,718
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	19,473,789	167,085,106
Brighthouse/Artisan International Portfolio (Class A) (a)	38,367,280	328,423,916
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	102,209	21,105,035
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	18,528,893	165,833,589
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	9,527,364	87,080,110
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	20,089,129	150,065,792
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	13,873,581	390,680,043
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	25,696,414	293,710,010
CBRE Global Real Estate Portfolio (Class A) (a)	20,742,930	205,562,438
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,890,108	38,369,187
Harris Oakmark International Portfolio (Class A) (a)	37,850,893	408,032,623
Invesco Comstock Portfolio (Class A) (a)	32,846,620	424,049,863
Invesco Global Equity Portfolio (Class A) (a)	6,287,517	118,582,568
Invesco Small Cap Growth Portfolio (Class A) (a)	24,460,038	170,975,663
Jennison Growth Portfolio (Class A) (b)	34,611,156	335,382,105
JPMorgan Core Bond Portfolio (Class A) (a)	16,317,197	148,812,838
JPMorgan Small Cap Value Portfolio (Class A) (a)	11,953,208	125,508,687
Loomis Sayles Growth Portfolio (Class A) (a)	32,813,831	348,811,021

Affiliated Investment Companies—(Continued)
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	16,192,891	141,849,728
MFS Research International Portfolio (Class A) (a)	25,836,761	275,936,609
MFS Value Portfolio (Class A) (b)	36,259,445	498,929,968
Morgan Stanley Discovery Portfolio (Class A) (a)	3,619,433	16,866,558
Neuberger Berman Genesis Portfolio (Class A) (b)	1,272,582	21,443,000
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	13,491,536	130,193,318
PIMCO Total Return Portfolio (Class A) (a)	26,711,574	266,047,279
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	13,473,705	125,574,926
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	20,382,308	303,084,925
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	15,815,479	430,022,874
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	5,161,851	41,243,187
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	9,064,975	143,589,206
TCW Core Fixed Income Portfolio (Class A) (a)	27,181,961	244,637,650
VanEck Global Natural Resources Portfolio (Class A) (b)	20,398,565	237,643,282
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	11,713,774	128,031,550

Total Mutual Funds (Cost $9,781,604,182)		8,259,628,545

Total Investments—100.0% (Cost $9,781,604,182)		8,259,628,545
Other assets and liabilities (net)—0.0%		(2,324,185)

Net Assets—100.0%		$8,257,304,360

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,259,628,545	$—	$—	$8,259,628,545
Total Investments	$8,259,628,545	$—	$—	$8,259,628,545

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Affiliated investments at value (a)	$8,259,628,545
Receivable for:
Affiliated investments sold	2,527,422
Fund shares sold	295,792

Total Assets	8,262,451,759
Liabilities
Payables for:
Fund shares redeemed	2,823,214
Accrued Expenses:
Management fees	380,824
Distribution and service fees	1,663,111
Deferred trustees’ fees	219,861
Other expenses	60,389

Total Liabilities	5,147,399

Net Assets	$8,257,304,360

Net Assets Consist of:
Paid in surplus	$8,591,150,748
Distributable earnings (Accumulated losses)	(333,846,388)

Net Assets	$8,257,304,360

Net Assets
Class A	$410,888,177
Class B	7,846,416,183
Capital Shares Outstanding*
Class A	39,644,587
Class B	761,039,997
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.36
Class B	10.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,781,604,182.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends from affiliated investments	$148,505,876

Total investment income	148,505,876
Expenses
Management fees	2,551,029
Administration fees	15,001
Custodian and accounting fees	13,673
Distribution and service fees—Class B	11,247,813
Audit and tax services	15,874
Legal	20,427
Miscellaneous (a)	4,482

Total expenses	13,868,299

Net Investment Income	134,637,577

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	42,066,809
Capital gain distributions from Affiliated Underlying Portfolios	1,084,016,767

Net realized gain (loss)	1,126,083,576

Net change in unrealized depreciation on affiliated investments	(3,345,846,557)

Net realized and unrealized gain (loss)	(2,219,762,981)

Net Increase (Decrease) in Net Assets From Operations	$(2,085,125,404)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$134,637,577	$92,422,415
Net realized gain (loss)	1,126,083,576	915,395,363
Net change in unrealized appreciation (depreciation)	(3,345,846,557)	492,941,716

Increase (decrease) in net assets from operations	(2,085,125,404)	1,500,759,494

From Distributions to Shareholders
Class A	(50,275,861)	(43,018,270)
Class B	(943,317,777)	(852,332,965)

Total distributions	(993,593,638)	(895,351,235)

Increase (decrease) in net assets from capital share transactions	478,868,662	(437,290,010)

Total increase (decrease) in net assets	(2,599,850,380)	168,118,249

Net Assets
Beginning of period	10,857,154,740	10,689,036,491

End of period	$8,257,304,360	$10,857,154,740

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	426,537	$5,540,506	833,273	$12,115,343
Reinvestments	4,811,087	50,275,861	3,048,779	43,018,270
Redemptions	(1,172,218)	(15,394,996)	(3,166,472)	(46,021,854)

Net increase (decrease)	4,065,406	$40,421,371	715,580	$9,111,759

Class B
Sales	2,474,466	$31,443,885	17,171,640	$252,659,073
Reinvestments	90,703,633	943,317,777	60,707,476	852,332,965
Redemptions	(41,169,221)	(536,314,371)	(106,994,285)	(1,551,393,807)

Net increase (decrease)	52,008,878	$438,447,291	(29,115,169)	$(446,401,769)

Increase (decrease) derived from capital shares transactions		$478,868,662		$(437,290,010)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.67		$13.91	$13.48	$12.36	$14.25	$12.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.16	0.25	0.24	0.21	0.19
Net realized and unrealized gain (loss)	(3.07)		1.86	1.68	2.57	(1.25)	2.22

Total income (loss) from investment operations	(2.87)		2.02	1.93	2.81	(1.04)	2.41

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.27)	(0.28)	(0.22)	(0.25)
Distributions from net realized capital gains	(1.18)		(0.98)	(1.23)	(1.41)	(0.63)	(0.77)

Total distributions	(1.44)		(1.26)	(1.50)	(1.69)	(0.85)	(1.02)

Net Asset Value, End of Period	$10.36		$14.67	$13.91	$13.48	$12.36	$14.25

Total Return (%) (b)	(19.65	)(c)	14.87	17.01	24.04	(7.91)	19.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (f)	1.52	(e) (g)	1.08	2.01	1.82	1.50	1.42
Portfolio turnover rate (%)	9	(c)	10	12	13	11	7
Net assets, end of period (in millions)	$410.9		$522.1	$484.8	$439.2	$378.2	$436.4

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.58		$13.82	$13.41	$12.30	$14.18	$12.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.12	0.22	0.21	0.17	0.16
Net realized and unrealized gain (loss)	(3.05)		1.87	1.66	2.55	(1.23)	2.21

Total income (loss) from investment operations	(2.87)		1.99	1.88	2.76	(1.06)	2.37

Less Distributions
Distributions from net investment income	(0.22)		(0.25)	(0.24)	(0.24)	(0.19)	(0.22)
Distributions from net realized capital gains	(1.18)		(0.98)	(1.23)	(1.41)	(0.63)	(0.77)

Total distributions	(1.40)		(1.23)	(1.47)	(1.65)	(0.82)	(0.99)

Net Asset Value, End of Period	$10.31		$14.58	$13.82	$13.41	$12.30	$14.18

Total Return (%) (b)	(19.76	)(c)	14.71	16.59	23.73	(8.11)	19.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	1.25	(e) (g)	0.83	1.76	1.58	1.26	1.17
Portfolio turnover rate (%)	9	(c)	10	12	13	11	7
Net assets, end of period (in millions)	$7,846.4		$10,335.0	$10,204.2	$9,862.7	$9,018.8	$11,119.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus.

These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,526,205,743	$0	$822,917,209

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement -Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$2,551,029	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
AB International Bond Portfolio (Class A)	$107,444,706	$8,070,673	$(28,214,412)	$(2,399,043)	$(20,344,688)	$64,557,236
Allspring Mid Cap Value Portfolio (Class A)	112,306,043	17,267,324	(13,724,098)	2,217,270	(32,191,841)	85,874,698
Baillie Gifford International Stock Portfolio (Class A)	456,927,022	74,377,870	—	—	(178,024,908)	353,279,984
BlackRock Bond Income Portfolio (Class A)	349,812,039	48,674,513	(10,474,682)	(374,270)	(49,726,360)	337,911,240
BlackRock Capital Appreciation Portfolio (Class A)	328,428,116	83,000,746	—	—	(180,395,175)	231,033,687
BlackRock High Yield Portfolio (Class A)	54,498,054	2,371,275	(4,803,382)	(445,445)	(8,761,174)	42,859,328
Brighthouse Small Cap Value Portfolio (Class A)	278,374,297	40,994,839	(25,417,112)	6,197,092	(89,201,398)	210,947,718
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	198,185,625	43,221,588	(310,489)	(9,565)	(74,002,053)	167,085,106
Brighthouse/Artisan International Portfolio (Class A)	440,713,529	64,553,327	(6,956,209)	1,710,677	(171,597,408)	328,423,916
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	27,869,935	3,506,614	(2,915,095)	375,275	(7,731,694)	21,105,035
Brighthouse/Dimensional International Small Company Portfolio (Class A)	217,810,821	24,138,089	(6,279,988)	(1,481,392)	(68,353,941)	165,833,589
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	108,199,929	3,332,739	(16,604,213)	(1,296,485)	(6,551,860)	87,080,110
Brighthouse/Templeton International Bond Portfolio (Class A)	269,372,002	—	(107,753,440)	(57,008,975)	45,456,205	150,065,792
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	505,665,394	80,260,775	(62,450,054)	15,528,047	(148,324,119)	390,680,043
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	388,927,919	70,372,577	(16,043,022)	3,700,834	(153,248,298)	293,710,010
CBRE Global Real Estate Portfolio (Class A)	282,538,102	30,851,813	(16,502,262)	2,780,299	(94,105,514)	205,562,438
Frontier Mid Cap Growth Portfolio (Class A)	53,871,338	14,215,802	(34,134)	3,470	(29,687,289)	38,369,187
Harris Oakmark International Portfolio (Class A)	521,880,019	33,980,238	(17,332,575)	(2,760,531)	(127,734,528)	408,032,623
Invesco Comstock Portfolio (Class A)	557,469,226	73,766,060	(100,286,453)	20,161,159	(127,060,129)	424,049,863
Invesco Global Equity Portfolio (Class A)	162,354,798	26,578,783	(47,711)	15,198	(70,318,500)	118,582,568
Invesco Small Cap Growth Portfolio (Class A)	235,246,112	88,665,728	—	—	(152,936,177)	170,975,663
Jennison Growth Portfolio (Class A)	481,262,904	126,097,067	—	—	(271,977,866)	335,382,105
JPMorgan Core Bond Portfolio (Class A)	107,369,456	59,797,090	(3,994,632)	(103,068)	(14,256,008)	148,812,838
JPMorgan Small Cap Value Portfolio (Class A)	165,550,313	47,210,706	(12,618,191)	1,300,593	(75,934,734)	125,508,687
Loomis Sayles Growth Portfolio (Class A)	493,055,261	34,422,534	(2,198,623)	380,067	(176,848,218)	348,811,021
Loomis Sayles Small Cap Growth Portfolio (Class A)	190,759,081	41,368,588	(43,681)	(1,258)	(90,233,002)	141,849,728
MFS Research International Portfolio (Class A)	358,293,299	26,085,660	(10,229,381)	3,048,073	(101,261,042)	275,936,609
MFS Value Portfolio (Class A)	641,261,034	85,064,883	(62,187,520)	7,282,900	(172,491,329)	498,929,968
Morgan Stanley Discovery Portfolio (Class A)	22,914,057	18,537,567	(242,501)	(36,359)	(24,306,206)	16,866,558
Neuberger Berman Genesis Portfolio (Class A)	27,839,802	3,941,701	(233,257)	72,940	(10,178,186)	21,443,000
PIMCO Inflation Protected Bond Portfolio (Class A)	163,797,066	8,709,154	(19,658,530)	(262,849)	(22,391,523)	130,193,318
PIMCO Total Return Portfolio (Class A)	322,753,095	8,632,400	(20,482,297)	(4,149,254)	(40,706,665)	266,047,279

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	$152,205,245	$3,352,856	$(1,132,453)	$19,507	$(28,870,229)	$125,574,926
T. Rowe Price Large Cap Growth Portfolio (Class A)	432,187,039	107,833,665	—	—	(236,935,779)	303,084,925
T. Rowe Price Large Cap Value Portfolio (Class A)	556,372,240	64,574,067	(76,888,102)	9,536,295	(123,571,626)	430,022,874
T. Rowe Price Mid Cap Growth Portfolio (Class A)	55,315,615	7,564,703	(25,803)	(2,029)	(21,609,299)	41,243,187
T. Rowe Price Small Cap Growth Portfolio (Class A)	192,711,454	31,401,854	(173,968)	23,972	(80,374,106)	143,589,206
TCW Core Fixed Income Portfolio (Class A)	295,403,992	3,887,057	(19,089,013)	(1,084,041)	(34,480,345)	244,637,650
VanEck Global Natural Resources Portfolio (Class A)	326,303,922	7,462,586	(98,384,871)	43,990,409	(41,728,764)	237,643,282
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	216,869,858	8,060,232	(59,185,055)	(4,862,704)	(32,850,781)	128,031,550

	$10,860,119,759	$1,526,205,743	$(822,917,209)	$42,066,809	$(3,345,846,557)	$8,259,628,545

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2022
AB International Bond Portfolio (Class A)	$622,923	$7,445,757	8,308,525
Allspring Mid Cap Value Portfolio (Class A)	16,650,634	616,690	7,757,425
Baillie Gifford International Stock Portfolio (Class A)	34,090,981	4,382,613	40,282,780
BlackRock Bond Income Portfolio (Class A)	407,204	9,942,856	3,644,427
BlackRock Capital Appreciation Portfolio (Class A)	68,837,533	—	8,777,876
BlackRock High Yield Portfolio (Class A)	—	2,371,275	6,454,718
Brighthouse Small Cap Value Portfolio (Class A)	38,952,299	2,042,541	16,115,181
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	25,092,694	1,788,819	19,473,789
Brighthouse/Artisan International Portfolio (Class A)	60,949,678	3,527,037	38,367,280
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,288,901	217,714	102,209
Brighthouse/Dimensional International Small Company Portfolio (Class A)	19,405,862	4,731,971	18,528,893
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,332,739	9,527,364
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	20,089,129
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	74,229,298	6,031,477	13,873,581
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	68,044,433	2,328,145	25,696,414
CBRE Global Real Estate Portfolio (Class A)	21,135,202	9,714,098	20,742,930
Frontier Mid Cap Growth Portfolio (Class A)	12,456,093	—	1,890,108
Harris Oakmark International Portfolio (Class A)	23,314,877	10,559,653	37,850,893
Invesco Comstock Portfolio (Class A)	64,119,306	9,646,754	32,846,620
Invesco Global Equity Portfolio (Class A)	18,526,686	—	6,287,517
Invesco Small Cap Growth Portfolio (Class A)	58,612,171	—	24,460,038
Jennison Growth Portfolio (Class A)	89,616,291	—	34,611,156
JPMorgan Core Bond Portfolio (Class A)	—	4,109,057	16,317,197
JPMorgan Small Cap Value Portfolio (Class A)	45,605,313	1,605,392	11,953,208
Loomis Sayles Growth Portfolio (Class A)	34,316,281	—	32,813,831
Loomis Sayles Small Cap Growth Portfolio (Class A)	34,214,206	—	16,192,891
MFS Research International Portfolio (Class A)	19,964,688	6,114,039	25,836,761
MFS Value Portfolio (Class A)	75,916,167	9,148,716	36,259,445
Morgan Stanley Discovery Portfolio (Class A)	8,460,725	—	3,619,433
Neuberger Berman Genesis Portfolio (Class A)	3,940,456	—	1,272,582
PIMCO Inflation Protected Bond Portfolio (Class A)	—	8,709,154	13,491,536
PIMCO Total Return Portfolio (Class A)	—	8,628,482	26,711,574
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,322,356	13,473,705
T. Rowe Price Large Cap Growth Portfolio (Class A)	70,809,894	—	20,382,308
T. Rowe Price Large Cap Value Portfolio (Class A)	56,130,181	8,443,885	15,815,479
T. Rowe Price Mid Cap Growth Portfolio (Class A)	7,556,052	—	5,161,851
T. Rowe Price Small Cap Growth Portfolio (Class A)	28,749,738	339,678	9,064,975
TCW Core Fixed Income Portfolio (Class A)	—	3,884,443	27,181,961
VanEck Global Natural Resources Portfolio (Class A)	—	7,462,369	20,398,565
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,058,166	11,713,774

	$1,084,016,767	$148,505,876

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$9,853,333,054

Gross unrealized appreciation	52,594,274
Gross unrealized (depreciation)	(1,646,298,783)

Net unrealized appreciation (depreciation)	$(1,593,704,509)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$184,202,720	$174,335,396	$711,148,515	$890,835,029	$895,351,235	$1,065,170,425

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$158,952,967	$834,021,542	$1,752,142,048	$—	$2,745,116,557

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned -14.99%, -15.10%, and -15.05%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned -16.23%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2022, U.S. stocks suffered their largest declines since COVID-19’s emergence in early 2020. However, unlike the pandemic’s exogenous shock, current economic conditions are challenged on several fronts, foremost of which is the highest inflation in four decades that has led to the Federal Reserve’s (the “Fed”) tightening policy at a record pace. In addition to ongoing supply chain disruptions, the Russia-Ukraine war has driven higher energy and food costs, and the persistence of China’s zero-COVID policy has only worsened supply issues. Goldman Sachs’ Chief Operating Officer John Waldron summed it up when he said he believes this is among the most complex, dynamic environments he’s ever seen and “the confluence of the number of shocks to the system is unprecedented.”

As evidence of the degree of uncertainty that presently exists, following the U.S. Consumer Price Index report released in early July showing 9.1% year-over-year inflation, Fed Funds futures priced in more than 200 basis points in rate hikes through year end as the Fed attempts to make up lost ground in its fight against inflation, only then to be immediately followed by rate cuts in the first quarter of 2023 in anticipation of an imminent economic downturn. Adding to the mix of challenges is the rapid ascent of the U.S. dollar, which has firmly appreciated against other major currencies, including the euro and yen, and is now at its highest level in 20 years. A strong U.S. dollar presents multiple risks. It fuels commodities price inflation since most commodities are priced in U.S. dollars; it increases borrowing costs for dollar-denominated loans, creating additional financial stress on overleveraged balance sheets around the world; and it generates negative currency translation effects for U.S. multinationals.

Continuing the performance pattern from 2021, value stocks meaningfully outperformed growth stocks as the increase in cost of capital driven by higher interest rate expectations pressured richly valued, longer-duration assets during the first half of 2022. The Russell Midcap Value Index returned -16.23%, outperforming the Russell Midcap Growth Index’s -31.00% decline by nearly 1500 basis points. The Russell Midcap Growth Index still leads the Russell Midcap Value Index over 5 and 10 years, however.

Aside from the Energy sector, which advanced on higher oil and gas prices, all other sectors fell during the six-month period. Defensive sectors—Utilities and Consumer Staples—held up relatively well with low single-digit percentage declines. The weakest performers were Information Technology, Consumer Discretionary and Communication Services, each down between 26%-28%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Though also down double digits amid broad equity market weakness, the Portfolio’s return topped the Russell Midcap Value Index’s return as positive stock selection overcame sector positioning headwinds. Stock selection was favorable across much of the Portfolio as our value orientation and focus on cash producers provided ballast in a down market. On a sector basis, the Information Technology (“IT”) and Consumer Discretionary sectors were key sources of relative strength. On the downside, sector weightings resulted in negative relative impacts due to our below-benchmark weightings in the Energy and Utilities sectors and above-benchmark weightings in the Communication Services and Consumer Discretionary sectors.

The Portfolio’s top contributors were H&R Block, NOV and Corteva.

Tax preparer H&R Block delivered stronger-than-expected revenue growth driven by price increases, a mix shift toward more complex tax filings and an earlier tax deadline of April 18 this year compared to May 17 in the 2021 tax season. While the shift in tax season complicates year-over-year comparisons, unmitigated positives were the company’s improved outlook, driven by pricing increases and its continued brisk pace of share buybacks, equaling 13% of shares outstanding thus far in fiscal year 2022. In an inflationary environment and amid concerns of economic slowing due to tightening financial conditions, investors naturally value the company’s pricing power, steady growth characteristics, strong free cash flow and robust return of capital. Through the ups and downs of the economic cycle, we believe the company should remain one of the industry’s best brands based on its strong market-share positions.

NOV is a global energy services company which sells equipment and components used in oil and gas drilling and production operations. Our purchase of NOV in the third quarter of 2021 was our first foray into the energy sector in more than a year. Through several significant acquisitions in the 1990s and 2000s, NOV transformed itself into a leader in many attractive high-margin lines of business. NOV has a moat around the rig technologies business and unlike many energy-focused companies, has a history of generating free cash flow and acceptable returns on tangible capital. When we purchased NOV, the business was dealing with the overhang of excess equipment in the onshore business and still absorbing aftereffects of the last offshore rig-building cycle that left the industry oversupplied. But we believe the cycle appears to be turning in NOV’s favor as capex budgets are now rising and later cycle offshore drilling markets are showing signs of stabilization. NOV’s valuation remains undemanding in our view, and we believe margins still have much further to rise as the business recovers and cost savings opportunities are realized.

One of the three businesses spun out of the Dow-Dupont merger, Corteva is an agricultural products company specializing in seeds and

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

crop protection. Management is focused on helping farmers maximize yields and improve profitability, which serves a critical function in sustaining and building global food supplies. The food supply chain was already tight due to pandemic related stress but became even tighter due to the war between Russia and Ukraine, as Ukraine is a key supplier of grains to Europe and Asia. As crop prices rise, the value of Corteva’s seeds and crop protection chemicals increase in value as well, which has a positive impact on Corteva’s bottom-line. By remaining disciplined in its capital and resource allocation, Corteva is leveraging a greatly improved cost structure to launch a host of new products over the next several years, which should continue to drive market share gains, in our view. Its cost-conscious approach to growth is consistent with our own risk-aware philosophy when it comes to identifying strong balance sheets and long-duration cash flows.

Our biggest detractors were Expedia, AMERCO and Synchrony Financial.

Shares of Expedia, an asset-light online travel agency, pulled back following strong gains in 2021, when economic reopening plays were most in favor. The company’s latest earnings reports showed travel demand continued to recover despite the near-term impacts from the Omicron variant and the war in Ukraine slowing the rate of improvement. Though the business is making progress, bookings and net revenue came in below expectations, and markets have not been kind to companies that miss on earnings amid the broader correction in equity markets. At period end, we continued to find Expedia’s business model highly attractive. As one of only two globally scaled online travel agencies, we believe it has a wide economic moat. This scale advantage remains key to our investment case as leisure travel normalizes in the years to come. We believe there’s also potential for further margin improvement due to new management’s focus on cutting costs and a more sensible brand strategy. Based on our estimates of earnings power, shares currently trade at an attractive low-teens multiple.

AMERCO, the parent company of U-Haul, owns and operates the largest fleet of rental trucks for the do-it-yourself mover in the U.S. and Canada. The company also has a rapidly growing self-storage business which now encompasses over 45 million rentable square feet. While U-Haul has long been a steady and growing business, the pandemic had accelerated its top-line growth as mobility across the U.S. was on the rise. As a result, the market rerated the stock higher, with shares rising more than 200% from their March 2020 low to their November 2021 peak. The stock has since retreated on profit-taking, due to expectations that pandemic-driven behavior ebbs. The business has an undemanding valuation due to secular tailwinds and offers attractive returns on reinvested capital. From a financial perspective, the company does employ leverage; however, it is conservatively capitalized and generates solid free cash flow, resulting in a strong financial profile.

Synchrony Financial is the largest provider of private-label credit cards in the U.S. Synchrony works to drive above-average retail sales by designing marketing and loyalty programs for its customers (e.g., PayPal, Wal-Mart, Lowe’s). As a consumer finance company, the company came under pressure as investors reduced their expectations for the U.S. consumer. Even as the U.S. consumer’s balance sheet has likely never been stronger and tight labor markets are supporting strong wage gains, the prospect of continued high inflation, the impacts from the Russia-Ukraine war and fear of a slowing economy as the Fed tightens are key concerns. While we remain aware of these macro forces, our investment case is grounded in our margin of safety criteria—attractive business economics, a solid financial condition and attractive valuation. Synchrony has done a nice job of evolving its business with online and mobile clients to interface with the shifting consumer landscape. We also believe Synchrony’s importance to retailers should continue to grow as heightened competition forces retailers to know more about their customers and be able to track customers’ purchases across channels. Importantly, Synchrony does not fully take the losses through its income statement and the market may not fully appreciate the loss-sharing agreements with retailers that help limit the company’s losses in adverse credit environments. In our view, Synchrony has a rock-solid balance sheet, strong credit underwriting discipline and remains cheap on mid-cycle earnings power.

During the six-month period, new purchases were cable company Cable ONE, bank holding company First Citizens BancShares, private equity firm The Carlyle Group, aviation training solutions provider CAE (Canada) and industrial technology company Vontier. With respect to sales, we closed positions in marine transportation company Kirby and video software solutions provider Vimeo.

Our decisions are always made from the bottom up, without regard to index construction. Sector allocations are necessarily a byproduct of our stock selections. At period end, the Portfolio maintained

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

above-benchmark positions in the Communications Services, Consumer Discretionary and Consumer Staples sectors. Our largest sector underweights were Utilities, Real Estate and Materials.

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	-14.99	-9.85	5.91	8.86
Class B	-15.10	-10.07	5.64	8.59
Class E	-15.05	-9.98	5.75	8.70
Russell Midcap Value Index	-16.23	-10.00	6.27	10.62

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Analog Devices, Inc.	3.8
AMERCO	3.1
Arch Capital Group, Ltd.	3.0
Globe Life, Inc.	2.9
Centene Corp.	2.9
OGE Energy Corp.	2.8
Tyson Foods, Inc. - Class A	2.8
nVent Electric plc	2.7
NOV, Inc.	2.7
Lamar Advertising Co. - Class A	2.6

Top Sectors

% of Net Assets
Financials	18.8
Consumer Discretionary	15.2
Communication Services	13.1
Industrials	11.7
Information Technology	9.2
Real Estate	7.4
Consumer Staples	7.0
Health Care	6.1
Materials	3.5
Utilities	2.8

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.75%	$1,000.00	$850.10	$3.44
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76
Class B (a)	Actual	1.00%	$1,000.00	$849.00	$4.58
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01
Class E (a)	Actual	0.90%	$1,000.00	$849.50	$4.13
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51
*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks —97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.8%
CAE, Inc. (a)(b)	554,595	$13,654,129

Air Freight & Logistics — 0.8%
Expeditors International of Washington, Inc.	67,583	6,586,639

Auto Components — 4.1%
BorgWarner, Inc. (a)	451,626	15,070,760
Gentex Corp. (a)	594,656	16,632,528

		31,703,288

Banks — 4.0%
First Citizens BancShares, Inc. - Class A (a)	24,950	16,311,811
M&T Bank Corp.	91,906	14,648,897

		30,960,708

Capital Markets — 5.7%
Carlyle Group, Inc. (The)	442,440	14,007,650
Moelis & Co. - Class A (a)	363,453	14,301,876
Northern Trust Corp. (a)	166,518	16,065,657

		44,375,183

Chemicals — 3.5%
Celanese Corp.	101,510	11,938,591
Corteva, Inc.	278,529	15,079,560

		27,018,151

Consumer Finance — 2.0%
Synchrony Financial	552,105	15,249,140

Diversified Consumer Services — 2.2%
H&R Block, Inc. (a)	489,665	17,294,968

Electric Utilities — 2.8%
OGE Energy Corp.	575,234	22,181,023

Electrical Equipment — 2.7%
nVent Electric plc (a)	684,508	21,445,636

Electronic Equipment, Instruments & Components — 1.7%
Vontier Corp. (a)	581,845	13,376,617

Energy Equipment & Services — 2.7%
NOV, Inc. (a)	1,237,744	20,930,251

Entertainment — 2.7%
Electronic Arts, Inc. (a)	122,512	14,903,585
Lions Gate Entertainment Corp. - Class A (a)(b)	229,210	2,133,945
Lions Gate Entertainment Corp. - Class B (a)(b)	500,658	4,420,810

		21,458,340

Equity Real Estate Investment Trusts — 5.9%
Lamar Advertising Co. - Class A	231,912	20,401,299
PS Business Parks, Inc.	23,220	4,345,623
Public Storage	33,109	10,352,191
STORE Capital Corp.	421,381	10,989,616

		46,088,729

Food & Staples Retailing — 4.1%
Kroger Co. (The)	372,725	17,641,074
Sysco Corp. (a)	173,536	14,700,235

		32,341,309

Food Products — 2.8%
Tyson Foods, Inc. - Class A	257,105	22,126,456

Health Care Equipment & Supplies — 1.7%
Dentsply Sirona, Inc.	360,420	12,877,807

Health Care Providers & Services — 4.4%
AmerisourceBergen Corp.	87,169	12,332,670
Centene Corp. (b)	264,644	22,391,529

		34,724,199

Hotels, Restaurants & Leisure — 6.5%
Expedia Group, Inc. (b)	186,263	17,663,320
Marriott International, Inc. - Class A	130,427	17,739,376
Vail Resorts, Inc. (a)	71,129	15,509,679

		50,912,375

Insurance — 7.2%
Arch Capital Group, Ltd. (a)(b)	523,240	23,802,188
Globe Life, Inc.	234,461	22,852,914
Progressive Corp. (The)	78,802	9,162,308

		55,817,410

Interactive Media & Services — 1.9%
IAC/InterActiveCorp. (a)(b)	193,724	14,717,212

Machinery — 1.7%
Otis Worldwide Corp.	186,219	13,160,097

Media — 8.5%
Cable One, Inc. (a)	13,242	17,073,175
Liberty Broadband Corp. - Class C (a)(b)	52,155	6,031,204
Liberty Media Corp. - Class A (a)(b)	193,417	6,970,749
Liberty Media Corp. - Class C (b)	192,259	6,930,937
News Corp. - Class A	961,655	14,982,585
Omnicom Group, Inc.	222,021	14,122,756

		66,111,406

Real Estate Management & Development — 1.5%
Jones Lang LaSalle, Inc. (a)(b)	67,458	11,795,706

Road & Rail — 3.1%
AMERCO (a)	50,737	24,263,955

Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.	202,886	29,639,616

Software — 2.1%
Check Point Software Technologies, Ltd. (a)(b)	134,691	16,402,670

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks —(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail — 2.4%
AutoNation, Inc. (a)(b)	169,257	$18,916,162

Technology Hardware, Storage & Peripherals — 1.6%
NetApp, Inc.	185,877	12,126,615

Trading Companies & Distributors — 1.5%
Air Lease Corp. (a)	357,043	11,935,947

Total Common Stocks (Cost $571,979,017)		760,191,744

Short-Term Investment — 2.7%

Repurchase Agreement — 2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $21,231,194; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $21,655,683.	21,230,988	21,230,988

Total Short-Term Investments (Cost $21,230,988)		21,230,988

Securities Lending Reinvestments (c) — 7.1%

Certificates of Deposit — 2.7%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (d)	3,000,000	3,000,185
Bank of Nova Scotia 1.960%, FEDEFF PRV + 0.380%, 01/06/23 (d)	1,000,000	1,000,154
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (d)	1,000,000	998,761
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (d)	1,000,000	998,407
2.010%, SOFR + 0.500%, 03/03/23 (d)	3,000,000	2,999,215
Commonwealth Bank of Australia 1.910%, SOFR + 0.400%, 11/25/22 (d)	1,000,000	999,959
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (d)	2,000,000	2,000,000
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (d)	1,000,000	999,786
Mizuho Bank, Ltd. 1.800%, SOFR + 0.290%, 07/28/22 (d)	1,000,000	999,891
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (d)	1,000,000	1,000,184
Norinchukin Bank 1.810%, SOFR + 0.300%, 07/14/22 (d)	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd. 1.960%, SOFR + 0.440%, 09/26/22 (d)	1,000,000	1,000,243
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (d)	1,000,000	998,878
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (d)	2,000,000	1,997,184

		20,992,847

Commercial Paper — 0.4%
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (d)	1,000,000	999,981
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (d)	2,000,000	1,999,620

		2,999,601

Repurchase Agreements — 2.9%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $4,007,272; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 3.375%, maturity dates ranging from 08/15/48 - 11/15/50, and various Common Stock with an aggregate market value of $4,081,376.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $3,005,454; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $3,060,156.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $2,600,794; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $2,655,648.	2,600,000	2,600,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $2,000,661; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $2,205,614.	2,000,000	2,000,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $5,422,082; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $5,530,524.	5,421,859	5,421,859
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $1,300,439; collateralized by various Common Stock with an aggregate market value of $1,445,315.	1,300,000	1,300,000
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $900,038; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $918,344.	900,000	900,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (c) —(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements —(Continued)
Societe Generale Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $300,014; collateralized by various Common Stock with an aggregate market value of $333,412.	300,000	$300,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $2,300,747; collateralized by various Common Stock with an aggregate market value of $2,557,199.	2,300,000	2,300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,104,763.	1,000,000	1,000,000

		22,821,859

Time Deposit — 0.2%
First Abu Dhabi Bank USA NV 1.570%, 07/01/22 (d)	2,000,000	2,000,000

Mutual Funds — 0.9%
AB Government Money Market Portfolio, Institutional Class 1.300% (e)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (e)	5,000,000	5,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $55,821,859)		55,814,307

Total Investments— 107.2% (Cost $649,031,864)		837,237,039
Other assets and liabilities (net) — (7.2)%		(56,519,344)

Net Assets — 100.0%		$780,717,695

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $56,830,414 and the collateral received consisted of cash in the amount of $55,821,859 and non-cash collateral with a value of $2,635,846. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV) —	Effective Federal Funds Rate
(SOFR) —	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$760,191,744	$—	$—	$760,191,744
Total Short-Term Investment*	—	21,230,988	—	21,230,988
Securities Lending Reinvestments
Certificates of Deposit	—	20,992,847	—	20,992,847
Commercial Paper	—	2,999,601	—	2,999,601
Repurchase Agreements	—	22,821,859	—	22,821,859
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	7,000,000	—	—	7,000,000
Total Securities Lending Reinvestments	7,000,000	48,814,307	—	55,814,307
Total Investments	$767,191,744	$70,045,295	$—	$837,237,039

Collateral for Securities Loaned (Liability)	$—	$(55,821,859)	$—	$(55,821,859)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)(b)	$837,237,039
Receivable for:
Fund shares sold	38,393
Dividends and interest	898,619

Total Assets	838,174,051

Liabilities
Collateral for securities loaned	55,821,859
Payables for:
Fund shares redeemed	786,799
Accrued Expenses:
Management fees	481,348
Distribution and service fees	63,412
Deferred trustees’ fees	156,495
Other expenses	146,443

Total Liabilities	57,456,356

Net Assets	$780,717,695

Net Assets Consist of:
Paid in surplus	$523,717,965
Distributable earnings (Accumulated losses)	256,999,730

Net Assets	$780,717,695

Net Assets
Class A	$463,364,775
Class B	266,038,160
Class E	51,314,760
Capital Shares Outstanding*
Class A	2,244,047
Class B	1,355,974
Class E	254,957
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$206.49
Class B	196.20
Class E	201.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $649,031,864.
(b)	Includes securities loaned at value of $56,830,414.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends	$6,855,977
Interest	5,213
Securities lending income	66,624

Total investment income	6,927,814

Expenses
Management fees	3,684,849
Administration fees	22,867
Custodian and accounting fees	28,163
Distribution and service fees—Class B	384,275
Distribution and service fees—Class E	44,507
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	28,156
Insurance	3,612
Miscellaneous (a)	4,366

Total expenses	4,243,489
Less management fee waiver	(444,726)

Net expenses	3,798,763

Net Investment Income	3,129,051

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	67,804,370
Net change in unrealized depreciation on investments	(212,296,533)

Net realized and unrealized gain (loss)	(144,492,163)

Net Increase (Decrease) in Net Assets From Operations	$(141,363,112)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,129,051	$7,851,617
Net realized gain (loss)	67,804,370	123,948,973
Net change in unrealized appreciation (depreciation)	(212,296,533)	104,519,894

Increase (decrease) in net assets from operations	(141,363,112)	236,320,484

From Distributions to Shareholders
Class A	(77,121,043)	(17,526,029)
Class B	(45,576,841)	(10,090,097)
Class E	(8,681,396)	(2,047,136)

Total distributions	(131,379,280)	(29,663,262)

Increase (decrease) in net assets from capital share transactions	57,986,773	(158,607,501)

Total increase (decrease) in net assets	(214,755,619)	48,049,721

Net Assets
Beginning of period	995,473,314	947,423,593

End of period	$780,717,695	$995,473,314

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	15,249	$4,192,391	56,604	$15,623,550
Reinvestments	370,098	77,121,043	63,643	17,526,029
Redemptions	(169,214)	(46,895,339)	(481,970)	(130,769,898)

Net increase (decrease)	216,133	$34,418,095	(361,723)	$(97,620,319)

Class B
Sales	21,818	$5,744,898	61,681	$16,181,538
Reinvestments	230,163	45,576,841	38,255	10,090,097
Redemptions	(120,276)	(31,457,312)	(285,477)	(74,544,418)

Net increase (decrease)	131,705	$19,864,427	(185,541)	$(48,272,783)

Class E
Sales	526	$139,633	5,889	$1,577,003
Reinvestments	42,738	8,681,396	7,597	2,047,136
Redemptions	(19,335)	(5,116,778)	(60,940)	(16,338,538)

Net increase (decrease)	23,929	$3,704,251	(47,454)	$(12,714,399)

Increase (decrease) derived from capital shares transactions		$57,986,773		$(158,607,501)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$290.67		$236.08	$229.44	$211.86	$259.07	$231.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.07		2.42	2.44	2.34	1.75	1.54
Net realized and unrealized gain (loss)	(44.28)		60.63	10.26	45.48	(33.63)	27.96

Total income (loss) from investment operations	(43.21)		63.05	12.70	47.82	(31.88)	29.50

Less Distributions
Distributions from net investment income	(2.54)		(2.58)	(1.90)	(1.85)	(1.62)	(1.71)
Distributions from net realized capital gains	(38.43)		(5.88)	(4.16)	(28.39)	(13.71)	0.00

Total distributions	(40.97)		(8.46)	(6.06)	(30.24)	(15.33)	(1.71)

Net Asset Value, End of Period	$206.49		$290.67	$236.08	$229.44	$211.86	$259.07

Total Return (%) (b)	(14.99	)(c)	26.91	6.25	23.75	(13.20)	12.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.85	0.87	0.86	0.85	0.85
Net ratio of expenses to average net assets (%) (e)	0.75	(d)	0.77	0.78	0.81	0.81	0.85
Ratio of net investment income (loss) to average net assets (%)	0.79	(d)	0.88	1.25	1.03	0.70	0.64
Portfolio turnover rate (%)	11	(c)	12	44	15	23	21
Net assets, end of period (in millions)	$463.4		$589.4	$564.1	$546.9	$476.3	$676.2

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$278.02		$226.22	$220.07	$204.18	$250.17	$223.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.70		1.65	1.88	1.70	1.09	0.90
Net realized and unrealized gain (loss)	(42.30)		58.07	9.79	43.77	(32.43)	27.01

Total income (loss) from investment operations	(41.60)		59.72	11.67	45.47	(31.34)	27.91

Less Distributions
Distributions from net investment income	(1.79)		(2.04)	(1.36)	(1.19)	(0.94)	(1.15)
Distributions from net realized capital gains	(38.43)		(5.88)	(4.16)	(28.39)	(13.71)	0.00

Total distributions	(40.22)		(7.92)	(5.52)	(29.58)	(14.65)	(1.15)

Net Asset Value, End of Period	$196.20		$278.02	$226.22	$220.07	$204.18	$250.17

Total Return (%) (b)	(15.10	)(c)	26.59	5.98	23.44	(13.42)	12.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.10	1.12	1.11	1.10	1.10
Net ratio of expenses to average net assets (%) (e)	1.00	(d)	1.02	1.03	1.06	1.06	1.10
Ratio of net investment income (loss) to average net assets (%)	0.54	(d)	0.63	1.00	0.78	0.45	0.39
Portfolio turnover rate (%)	11	(c)	12	44	15	23	21
Net assets, end of period (in millions)	$266.0		$340.4	$318.9	$323.0	$293.0	$390.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$284.18		$231.04	$224.61	$207.89	$254.48	$227.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.84		1.95	2.12	1.95	1.36	1.15
Net realized and unrealized gain (loss)	(43.25)		59.32	10.02	44.61	(33.02)	27.48

Total income (loss) from investment operations	(42.41)		61.27	12.14	46.56	(31.66)	28.63

Less Distributions
Distributions from net investment income	(2.07)		(2.25)	(1.55)	(1.45)	(1.22)	(1.36)
Distributions from net realized capital gains	(38.43)		(5.88)	(4.16)	(28.39)	(13.71)	0.00

Total distributions	(40.50)		(8.13)	(5.71)	(29.84)	(14.93)	(1.36)

Net Asset Value, End of Period	$201.27		$284.18	$231.04	$224.61	$207.89	$254.48

Total Return (%) (b)	(15.05	)(c)	26.71	6.09	23.56	(13.33)	12.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.00	1.02	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (e)	0.90	(d)	0.92	0.93	0.96	0.96	1.00
Ratio of net investment income (loss) to average net assets (%)	0.64	(d)	0.73	1.10	0.88	0.55	0.49
Portfolio turnover rate (%)	11	(c)	12	44	15	23	21
Net assets, end of period (in millions)	$51.3		$65.7	$64.3	$65.8	$61.5	$80.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $21,230,988. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,821,859. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$97,812,943	$0	$160,689,933

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$3,684,849	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.090%	First $500 million
0.110%	$500 million to $1 billion
0.130%	Over of $1 billion

An identical agreement was in place for the period from January 1, 2022 through April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$650,629,943

Gross unrealized appreciation	204,819,890
Gross unrealized (depreciation)	(18,212,794)

Net unrealized appreciation (depreciation)	$186,607,096

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$8,512,220	$7,474,951	$21,151,042	$17,910,238	$29,663,262	$25,385,189

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,344,450	$116,672,649	$398,903,631	$—	$529,920,730

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned -21.34% and -21.42%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index¹, returned -23.87%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had negative performance for the six-month period, outperforming the U.S. market but trailing emerging markets. The MSCI World ex-U.S. Investable Market Index (net dividends) returned -19.54%, as compared to -21.10% for the Russell 3000 Index and -17.94% for the MSCI Emerging Markets Investable Market Index (net dividends).

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) underperformed large caps (MSCI World ex-U.S. Index, net dividends) by 5.11%. Mid caps (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, outperformed small caps by 1.12% and underperformed large caps by 4.0%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) outperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 15.33%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 11.45%.

Stocks with higher profitability underperformed stocks with lower profitability among both large and small caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2022, the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (the “Index”). The Portfolio’s greater allocation to value stocks, due to its exclusion of stocks with the lowest profitability and the highest relative price, contributed positively to relative performance. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance, as those securities underperformed. Conversely, the Portfolio’s exclusion of real estate investment trusts detracted from relative performance.

The Portfolio held more than 3,700 securities as of June 30, 2022 and was well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Joel Schneider

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with small market capitalizations across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	-21.34	-19.83	1.50	6.81
Class B	-21.42	-20.02	1.25	6.54
MSCI World ex-U.S. Small Cap Index	-23.87	-23.02	2.16	6.70

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Rheinmetall AG	0.6
Bank of Ireland Group plc	0.3
K&S AG	0.3
PSP Swiss Property AG	0.3
ASR Nederland NV	0.3
Man Group plc	0.3
Banco BPM S.p.A.	0.2
Enagas S.A.	0.2
Capital Power Corp.	0.2
Georg Fischer AG	0.2

Top Countries

% of Net Assets
Japan	23.2
United Kingdom	11.9
Canada	11.5
Switzerland	7.1
Germany	6.5
Australia	6.2
France	4.6
Italy	3.4
Hong Kong	2.6
Sweden	2.5

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.82%	$1,000.00	$786.60	$3.63
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11
Class B (a)	Actual	1.07%	$1,000.00	$785.80	$4.74
	Hypothetical*	1.07%	$1,000.00	$1,019.49	$5.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Australia—6.2%
A2B Australia, Ltd. (a)	55,813	$42,375
Accent Group, Ltd.	97,699	83,553
Adairs, Ltd.	38,088	50,211
Adbri, Ltd.	108,171	180,807
Ainsworth Game Technology, Ltd. (a)	51,616	33,996
Alkane Resources, Ltd. (a)	145,570	61,548
Alliance Aviation Services, Ltd. (a)	6,026	14,941
AMA Group, Ltd. (a)	197,423	23,173
AMP, Ltd. (a)	713,315	470,554
Ansell, Ltd.	14,530	223,149
Appen, Ltd.	12,693	48,797
Arafura Resources, Ltd. (a)	268,675	54,206
ARB Corp., Ltd.	21,560	419,150
Ardent Leisure Group, Ltd. (a)	113,950	110,151
AUB Group, Ltd.	34,964	427,421
Audinate Group, Ltd. (a)	1,536	7,999
Aurelia Metals, Ltd. (a)	300,118	52,764
Aussie Broadband, Ltd. (a)	32,987	75,432
Austal, Ltd.	105,389	130,891
Australian Agricultural Co., Ltd. (a)	114,933	172,778
Australian Ethical Investment, Ltd.	3,755	12,066
Australian Finance Group, Ltd.	54,872	57,227
Australian Strategic Materials, Ltd. (a)	32,427	77,324
Auswide Bank, Ltd.	10,195	42,762
AVJennings, Ltd.	10,332	3,209
AVZ Minerals, Ltd. (a) (b) (c)	403,512	225,644
Baby Bunting Group, Ltd.	24,951	70,212
Bapcor, Ltd.	85,877	360,110
Beach Energy, Ltd.	411,793	487,507
Bega Cheese, Ltd.	99,511	261,905
Bellevue Gold, Ltd. (a)	187,966	83,967
Black Rock Mining, Ltd. (a)	70,006	6,998
Blackmores, Ltd.	4,666	226,607
Boral, Ltd.	57,375	102,500
Bravura Solutions, Ltd.	79,636	77,817
Breville Group, Ltd.	25,536	317,389
Brickworks, Ltd.	16,435	210,427
BWX, Ltd. (c)	28,740	12,701
BWX, Ltd.	4,008	1,771
Calidus Resources, Ltd. (a)	31,659	12,877
Calix, Ltd. (a)	3,136	13,259
Capitol Health, Ltd.	260,324	50,506
Capral, Ltd.	5,292	29,029
Capricorn Metals, Ltd. (a)	63,797	135,193
Carnarvon Energy, Ltd. (a)	136,527	18,360
Cash Converters International, Ltd.	152,939	24,434
Catapult Group International, Ltd. (a)	33,605	19,145
Cedar Woods Properties, Ltd.	22,776	58,596
Chalice Mining Ltd. (a)	76,230	203,663
Challenger, Ltd.	70,132	331,415
Champion Iron, Ltd.	59,773	226,849
City Chic Collective, Ltd. (a)	43,372	54,850
Clinuvel Pharmaceuticals, Ltd.	9,453	96,980
Clover Corp., Ltd.	39,945	27,379
Codan, Ltd.	31,190	149,999
Collection House, Ltd. (a) (b) (c)	40,783	1,921
Collins Foods, Ltd.	30,579	209,314

Australia—(Continued)
Cooper Energy, Ltd. (a)	552,999	93,569
Cooper Energy, Ltd.	337,407	57,090
Corporate Travel Management, Ltd. (a)	28,366	361,877
Costa Group Holdings, Ltd.	138,722	273,975
Credit Corp. Group, Ltd.	20,160	282,483
CSR, Ltd.	156,422	438,637
Dacian Gold, Ltd. (a)	86,371	4,889
Data #3, Ltd.	49,016	157,338
De Grey Mining, Ltd. (a)	226,209	127,560
Deterra Royalties, Ltd.	101,195	299,790
Dicker Data, Ltd.	8,492	64,744
Domain Holdings Australia, Ltd.	84,414	175,541
Downer EDI, Ltd.	150,888	526,300
Eagers Automotive, Ltd.	35,943	241,368
Earlypay, Ltd.	52,044	17,588
Eclipx Group, Ltd. (a)	82,973	132,438
Elanor Investor Group	5,934	6,820
Elders, Ltd.	45,511	395,654
Elixir Energy, Ltd. (a)	29,923	2,857
Emeco Holdings, Ltd.	147,781	66,453
Emerald Resources NL (a)	13,410	10,220
EML Payments, Ltd. (a)	62,760	52,818
Energy World Corp., Ltd. (a)	472,609	19,582
EQT Holdings, Ltd.	3,341	60,517
Estia Health, Ltd.	52,899	69,756
Euroz Hartleys Group, Ltd.	27,855	34,764
Event Hospitality and Entertainment, Ltd. (a)	33,773	304,467
Fiducian Group, Ltd.	3,121	15,795
Finbar Group, Ltd.	6,909	3,243
Firefinch, Ltd. (a) (b) (c)	39,761	5,471
Fleetwood, Ltd.	35,042	31,495
Flight Centre Travel Group, Ltd. (a)	26,693	319,452
Frontier Digital Ventures, Ltd. (a)	10,067	4,930
G8 Education, Ltd.	300,520	218,728
Galan Lithium, Ltd. (a)	27,489	20,685
Genworth Mortgage Insurance Australia, Ltd.	81,806	129,780
Gold Road Resources, Ltd.	216,581	165,405
GR Engineering Services, Ltd.	5,075	6,792
GrainCorp, Ltd. - Class A	83,590	553,121
Grange Resources, Ltd.	120,000	104,880
Greenland Minerals Ltd. (a)	349,524	11,104
GUD Holdings, Ltd.	52,411	289,304
GWA Group, Ltd.	81,814	110,921
Hansen Technologies, Ltd.	57,391	206,091
Hastings Technology Metals, Ltd.	6,246	17,073
Healius, Ltd.	153,195	387,104
HT&E, Ltd.	82,651	64,326
HUB24, Ltd.	16,586	231,404
Humm Group, Ltd.	107,580	30,467
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	76,879	500,261
Imdex, Ltd.	110,358	140,576
Immutep, Ltd. (ADR) (a)	3,886	7,889
Imugene, Ltd. (a)	470,807	58,561
Infomedia, Ltd.	133,597	154,060
Inghams Group, Ltd.	86,621	154,314
Insignia Financial, Ltd.	185,529	344,732

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Integral Diagnostics, Ltd.	46,301	$96,806
Integrated Research, Ltd. (a)	28,972	8,389
Invocare, Ltd.	44,413	320,843
ioneer, Ltd. (a)	304,527	86,331
IPH, Ltd.	59,961	337,981
Iress, Ltd.	58,472	464,920
IVE Group, Ltd.	19,754	23,437
Johns Lyng Group, Ltd.	42,975	170,099
Jumbo Interactive, Ltd.	12,118	118,819
Jupiter Mines, Ltd.	439,415	59,879
Karoon Energy, Ltd. (a)	168,923	201,917
Kelsian Group, Ltd.	12,263	48,268
Kogan.com, Ltd. (a)	16,956	32,507
LEO LIithium, Ltd.	28,400	10,880
Lifestyle Communities, Ltd.	20,891	195,882
Link Administration Holdings, Ltd.	158,207	413,652
Lovisa Holdings, Ltd.	11,216	106,784
Lycopodium, Ltd.	6,179	24,312
MA Financial Group, Ltd.	11,341	35,432
MACA, Ltd.	71,850	32,950
Macmahon Holdings, Ltd.	380,170	35,409
Macquarie Telecom Group, Ltd. (a)	881	36,830
Mayne Pharma Group, Ltd. (a)	452,144	79,291
McMillan Shakespeare, Ltd.	26,993	181,398
McPherson’s, Ltd.	39,600	17,907
Megaport, Ltd. (a)	30,907	115,386
Mesoblast, Ltd. (a)	42,929	18,085
Metals X, Ltd. (a)	147,577	34,939
Metcash, Ltd.	234,253	685,169
Mincor Resources NL (a)	50,745	59,289
MMA Offshore, Ltd. (a)	78,350	30,087
Monadelphous Group, Ltd.	35,445	243,250
Monash IVF Group, Ltd.	36,262	23,514
Money3 Corp., Ltd.	48,708	65,847
Morning Star Gold NL (a) (b) (c)	33,455	0
Mount Gibson Iron, Ltd.	158,334	58,959
Myer Holdings, Ltd.	275,411	61,810
MyState, Ltd.	24,019	67,658
Nanosonics, Ltd. (a)	37,175	86,122
Navigator Global Investments, Ltd.	52,466	45,071
Nearmap, Ltd. (a)	109,995	78,088
Netwealth Group, Ltd.	24,001	201,289
New Energy Solar, Ltd.	2,827	1,564
New Hope Corp., Ltd.	137,727	332,161
Newcrest Mining, Ltd. (a)	16,507	231,344
nib holdings, Ltd.	142,740	727,424
Nick Scali, Ltd.	21,771	124,210
Nickel Industries, Ltd.	186,202	125,159
Novonix, Ltd. (a)	53,945	85,074
NRW Holdings, Ltd.	134,771	157,571
Nufarm, Ltd.	102,823	360,976
Objective Corp., Ltd.	2,117	20,276
OceanaGold Corp. (a)	212,111	407,018
OFX Group, Ltd. (a)	99,303	159,008
OM Holdings, Ltd.	21,506	11,324
Omni Bridgeway, Ltd. (a)	75,128	184,945
oOh!media, Ltd.	130,777	109,300

Australia—(Continued)
Opthea, Ltd. (a)	15,431	11,712
Orora, Ltd.	248,793	625,410
Pacific Current Group, Ltd.	12,733	61,263
Pacific Smiles Group, Ltd. (a)	13,431	16,683
Pact Group Holdings, Ltd.	50,886	63,426
Paladin Energy, Ltd. (a)	623,912	249,258
Panoramic Resources, Ltd. (a)	200,216	28,028
Pantoro, Ltd. (a)	98,978	12,971
Peet, Ltd.	88,199	57,756
Pendal Group, Ltd.	88,324	269,696
PeopleIN, Ltd.	4,093	8,169
Perenti Global, Ltd.	204,417	92,249
Perpetual, Ltd.	19,757	394,102
Perseus Mining, Ltd.	340,886	365,618
Pinnacle Investment Management Group, Ltd.	16,945	82,322
Platinum Asset Management, Ltd.	71,195	85,562
Poseidon Nickel, Ltd. (a)	225,248	7,423
Praemium, Ltd. (a)	98,955	31,714
Premier Investments, Ltd.	18,673	248,591
Propel Funeral Partners, Ltd.	8,061	26,313
PSC Insurance Group, Ltd.	7,056	20,169
PWR Holdings, Ltd.	16,772	73,227
PYC Therapeutics, Ltd. (a)	83,719	3,753
QANTM Intellectual Property, Ltd.	14,173	9,345
Ramelius Resources, Ltd.	229,213	135,335
Reckon, Ltd.	36,898	30,559
Red 5, Ltd. (a)	475,220	82,464
Redbubble, Ltd. (a)	43,202	26,813
Regis Healthcare, Ltd.	26,109	33,325
Regis Resources, Ltd.	236,656	207,044
Reject Shop, Ltd. (The) (a)	12,421	27,792
Resolute Mining, Ltd. (a)	357,444	56,257
Retail Food Group, Ltd. (a)	190,378	5,116
Ridley Corp., Ltd.	113,689	140,535
RPMGlobal Holdings, Ltd. (a)	24,415	27,789
Sandfire Resources, Ltd.	121,005	377,137
Select Harvests, Ltd.	44,322	144,818
Servcorp, Ltd.	21,215	48,178
Service Stream, Ltd. (a)	154,571	93,281
Seven West Media, Ltd. (a)	345,244	97,597
SG Fleet Group, Ltd.	27,529	40,766
Shaver Shop Group, Ltd.	18,090	12,164
Sigma Healthcare, Ltd.	347,766	139,271
Silver Lake Resources, Ltd. (a)	202,549	165,683
Silver Mines, Ltd. (a)	74,163	6,721
SmartGroup Corp., Ltd.	33,331	140,983
SolGold plc (a)	36,239	12,883
Southern Cross Media Group, Ltd.	76,997	52,857
SpeedCast International, Ltd. (a) (b) (c)	65,225	0
SRG Global, Ltd.	9,380	3,962
St. Barbara, Ltd.	208,312	105,213
Star Entertainment Group, Ltd. (The) (a)	208,130	401,040
Sunland Group, Ltd.	40,150	76,226
Super Retail Group, Ltd.	52,166	305,967
Superloop, Ltd. (a)	59,252	29,463
Symbio Holdings, Ltd.	4,332	10,466
Syrah Resources, Ltd. (a)	144,723	125,498

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Tabcorp Holdings, Ltd.	24,818	$18,252
Tassal Group, Ltd.	70,236	233,383
Technology One, Ltd.	72,842	539,062
Temple & Webster Group, Ltd. (a)	8,536	19,535
Ten Sixty Four, Ltd.	60,972	29,300
Tietto Minerals, Ltd. (a)	61,032	13,267
Tribune Resources, Ltd.	2,377	6,334
Tyro Payments, Ltd. (a)	54,611	22,654
United Malt Group, Ltd.	95,694	215,882
Uniti Group, Ltd. (a)	23,406	79,519
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	0
Virtus Health, Ltd.	30,029	163,748
Vista Group International, Ltd. (a)	33,201	35,056
Viva Energy Group, Ltd.	164,478	330,475
Webjet, Ltd. (a)	84,765	312,785
West African Resources, Ltd. (a)	238,805	195,683
Westgold Resources, Ltd.	123,130	98,517
Whitehaven Coal, Ltd.	237,257	800,567
Zip Co., Ltd. (a)	37,474	11,403

		32,739,092

Austria—1.5%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	4,073	72,613
ams-OSRAM AG (a)	58,625	528,824
Andritz AG (d)	20,093	810,100
Austria Technologie & Systemtechnik AG	11,814	632,193
BAWAG Group AG (a)	16,505	695,685
DO & Co. AG (a) (d)	2,435	203,121
EVN AG	9,993	211,705
FACC AG (a) (d)	6,291	44,927
Flughafen Wien AG (a)	900	30,909
Kapsch TrafficCom AG (a) (d)	1,870	24,708
Kontron AG (d)	15,588	229,658
Lenzing AG	3,209	259,999
Mayr Melnhof Karton AG	2,669	453,560
Oberbank AG	198	20,709
Oesterreichische Post AG (d)	9,304	265,385
Palfinger AG	5,204	118,932
POLYTEC Holding AG (d)	6,228	39,171
Porr AG	2,768	35,593
Raiffeisen Bank International AG	6,631	71,994
Rosenbauer International AG (d)	1,414	49,938
S IMMO AG	17,333	413,399
Schoeller-Bleckmann Oilfield Equipment AG	3,509	197,548
Semperit AG Holding (d)	4,892	94,789
Strabag SE	2,729	116,011
Telekom Austria AG (a)	40,133	267,283
UBM Development AG	1,459	52,490
UNIQA Insurance Group AG	32,519	229,894
Vienna Insurance Group AG Wiener Versicherung Gruppe	9,511	217,301
voestalpine AG	25,972	552,683
Wienerberger AG	33,409	717,669
Zumtobel Group AG	8,536	62,730

		7,721,521

Belgium—1.8%
Ackermans & van Haaren NV	7,319	1,093,599
AGFA-Gevaert NV (a)	50,218	185,059
Atenor	1,361	73,598
Banque Nationale de Belgique	30	51,403
Barco NV	21,013	444,250
Bekaert S.A.	10,571	344,519
Biocartis Group NV (a) (d)	10,340	20,719
bpost S.A. (d)	18,928	111,878
Cie d’Entreprises CFE (a)	2,249	19,567
D’ieteren Group	766	112,221
Deceuninck NV	27,313	63,292
Deme Group	2,249	247,468
Econocom Group S.A. (d)	39,556	138,353
Elia Group S.A. (d)	6,882	976,241
Etablissements Franz Colruyt NV	6,262	170,288
Euronav NV	53,441	643,514
EVS Broadcast Equipment S.A.	4,312	97,898
Exmar NV	10,339	54,885
Fagron	13,001	210,472
Galapagos NV (a)	7,851	437,807
GIMV NV	4,793	264,804
Greenyard NV (a)	5,819	45,488
Immobel S.A. (d)	1,276	80,662
Ion Beam Applications	6,507	106,140
Jensen-Group NV	1,035	30,169
Kinepolis Group NV (a)	4,307	206,991
Lotus Bakeries NV	92	505,138
MDxHealth S.A. (a) (d)	8,434	7,347
Melexis NV	5,164	369,587
Mithra Pharmaceuticals S.A. (a) (d)	506	3,861
Ontex Group NV (a)	16,729	130,928
Orange Belgium S.A. (a)	5,071	95,256
Oxurion NV (a)	12,685	5,957
Picanol (d)	467	29,658
Proximus SADP	28,286	417,034
Recticel S.A.	15,533	231,947
Roularta Media Group NV	1,629	33,209
Shurgard Self Storage S.A.	5,118	238,520
Sipef NV	1,958	130,336
Telenet Group Holding NV	8,880	184,850
TER Beke S.A.	144	15,331
Tessenderlo Group S.A. (a)	5,516	174,542
Van de Velde NV	1,970	71,150
VGP NV	1,334	212,712
Viohalco S.A.	35,458	122,849
X-Fab Silicon Foundries SE (a)	14,349	93,590

		9,305,087

Cambodia—0.0%
NagaCorp, Ltd. (a) (d)	236,000	193,058

Canada—11.5%
5N Plus, Inc. (a)	33,732	36,164
Absolute Software Corp.	1,711	14,755
Acadian Timber Corp.	3,800	49,183
Aclara Resources, Inc. (a) (d)	13,185	4,097

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Advantage Energy, Ltd. (a)	91,030	$565,755
Aecon Group, Inc. (d)	19,646	200,398
AG Growth International, Inc.	5,820	134,242
AGF Management, Ltd. - Class B	19,644	97,823
Aimia, Inc. (a) (d)	24,635	88,037
AirBoss of America Corp. (d)	3,761	45,376
Alamos Gold, Inc. - Class A	114,546	803,566
Alaris Equity Partners Income (d)	12,754	163,884
Alexco Resource Corp. (a) (d)	22,734	8,831
Algoma Central Corp.	6,110	76,138
Altius Minerals Corp.	12,660	178,412
Altus Group, Ltd. (d)	12,988	449,918
Americas Gold And Silver Corp. (a) (d)	4,400	3,076
Amerigo Resources, Ltd. (d)	35,000	33,717
Andlauer Healthcare Group, Inc.	1,569	53,316
Andrew Peller, Ltd. - Class A (d)	11,417	51,887
Aritzia, Inc. (a)	24,317	658,365
Ascot Resources, Ltd. (a) (d)	16,500	6,409
Atco, Ltd. - Class I	16,946	580,577
Athabasca Oil Corp. (a)	144,824	280,152
ATS Automation Tooling Systems, Inc. (a)	25,733	706,698
Aurora Cannabis, Inc. (a)	8,729	11,522
AutoCanada, Inc. (a)	8,428	160,808
B2Gold Corp.	43,043	145,795
B2Gold Corp.	108,545	367,968
Badger Infrastructure Solutions, Ltd.	11,262	247,078
Baytex Energy Corp. (a)	57,583	279,594
Birchcliff Energy, Ltd.	80,388	546,454
Bird Construction, Inc.	18,612	108,011
Black Diamond Group, Ltd. (d)	19,812	57,257
BMTC Group, Inc.	5,387	60,641
Bombardier, Inc. - Class A (d)	584	10,440
Bombardier, Inc. - Class B (a)	17,689	265,500
Boralex, Inc. - Class A	25,118	836,746
Boyd Group Services, Inc.	178	19,175
Bridgemarq Real Estate Services (d)	3,500	36,680
Brookfield Infrastructure Corp. - Class A (d)	13,092	555,637
Calian Group, Ltd. (d)	2,846	139,426
Canaccord Genuity Group, Inc.	30,012	196,552
Canacol Energy, Ltd. (d)	40,661	79,604
Canada Goose Holdings, Inc. (a) (d)	9,656	173,905
Canada Goose Holdings, Inc. (a) (d)	4,869	87,833
Canadian Western Bank	25,085	507,274
Canfor Corp. (a)	20,141	351,278
Canfor Pulp Products, Inc. (a)	11,097	43,105
Capital Power Corp.	36,075	1,261,448
Capstone Mining Corp. (a) (d)	122,839	310,151
Cardinal Energy, Ltd.	32,459	182,317
Cascades, Inc.	28,626	225,281
Celestica, Inc. (a)	35,793	348,142
Centerra Gold, Inc.	66,685	452,269
CES Energy Solutions Corp. (d)	90,181	163,239
CI Financial Corp.	51,912	551,303
Clairvest Group, Inc.	200	10,101
Cogeco Communications, Inc.	3,980	269,219
Cogeco, Inc.	2,109	111,824
Computer Modelling Group, Ltd. (d)	28,920	109,191

Canada—(Continued)
Copper Mountain Mining Corp. (a) (d)	63,622	84,025
Corby Spirit and Wine, Ltd. (d)	3,957	53,028
Corus Entertainment, Inc. - B Shares	69,390	190,294
Crescent Point Energy Corp.	89,477	636,043
Crescent Point Energy Corp.	60,196	428,595
Crew Energy, Inc. (a)	69,029	247,758
Cronos Group, Inc. (a)	7,801	21,999
Denison Mines Corp. (a) (d)	231,048	227,961
Dexterra Group, Inc. (d)	11,442	49,156
DIRTT Environmental Solutions (a) (d)	17,310	18,827
Doman Building Materials Group, Ltd. (d)	19,304	94,031
Dorel Industries, Inc. - Class B	8,626	43,291
DREAM Unlimited Corp. - Class A	8,735	216,136
Dundee Precious Metals, Inc.	45,872	228,433
E-L Financial Corp., Ltd.	677	415,499
ECN Capital Corp.	87,631	375,114
Eldorado Gold Corp. (a)	51,016	325,389
Element Fleet Management Corp.	93,871	978,674
Endeavour Silver Corp. (a) (d)	34,348	107,804
Enerflex, Ltd.	29,289	138,117
Enerplus Corp.	56,230	743,064
Enerplus Corp. (d)	10,239	135,462
Enghouse Systems, Ltd.	12,678	280,015
Ensign Energy Services, Inc. (a)	51,526	134,899
EQB, Inc. (d)	8,098	334,376
Equinox Gold Corp. (a)	28,628	127,661
Equinox Gold Corp. (a) (d)	27,871	123,747
ERO Copper Corp. (a) (d)	16,890	142,631
Evertz Technologies, Ltd. (d)	9,349	94,783
Exchange Income Corp. (d)	2,651	86,788
Exco Technologies, Ltd.	7,732	47,995
Extendicare, Inc. (d)	29,162	155,416
Fiera Capital Corp. (d)	22,157	160,084
Finning International, Inc.	37,837	796,305
Firm Capital Mortgage Investment Corp.	9,574	85,610
First Majestic Silver Corp. (d)	45,160	323,824
First Majestic Silver Corp. (d)	9,430	67,707
First Mining Gold Corp. (a)	50,000	8,157
First National Financial Corp. (d)	4,907	126,220
Fission Uranium Corp. (a) (d)	114,725	54,368
Fortuna Silver Mines, Inc. (a) (d)	82,364	234,192
Fortuna Silver Mines, Inc. (a) (d)	4,200	11,928
Freehold Royalties, Ltd. (d)	35,012	346,530
Galiano Gold, Inc. (a) (d)	23,027	9,481
Gamehost, Inc.	4,952	31,239
GDI Integrated Facility Services, Inc. (a)	3,200	113,511
Gibson Energy, Inc. (d)	42,525	787,598
Goeasy, Ltd. (d)	3,895	296,845
GoGold Resources, Inc. (a) (d)	28,473	45,346
GoldMoney, Inc. (a) (d)	11,000	13,929
Goodfood Market Corp. (a) (d)	8,500	10,566
Gran Tierra Energy, Inc. (a) (d)	112,213	129,021
Guardian Capital Group, Ltd. - Class A	5,600	131,821
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Hardwoods Distribution, Inc.	3,502	76,885
Headwater Exploration, Inc. (a)	31,956	134,309
Heroux-Devtek, Inc. (a)	12,653	136,635

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
High Liner Foods, Inc.	6,007	$56,141
Home Capital Group, Inc. (d)	14,784	279,784
HudBay Minerals, Inc.	64,983	265,041
i-80 Gold Corp. (a) (d)	19,147	34,510
IAMGOLD Corp. (a) (d)	118,555	190,653
IAMGOLD Corp. (a) (d)	5,500	8,855
IBI Group, Inc. (a) (d)	5,900	66,004
Imperial Metals Corp. (a)	19,966	44,982
Information Services Corp. (d)	2,900	47,380
Innergex Renewable Energy, Inc. (d)	35,108	471,852
Interfor Corp. (a)	23,632	476,238
International Petroleum Corp. (a)	25,919	247,471
International Tower Hill Mines, Ltd. (a)	21,604	11,245
Invesque, Inc. (a) (d)	9,800	12,054
Jamieson Wellness, Inc.	12,957	360,465
K-Bro Linen, Inc.	3,219	80,850
Karora Resources, Inc. (a)	16,591	42,792
Kelt Exploration, Ltd. (a)	58,951	280,283
Keyera Corp. (d)	16,488	376,590
Kinaxis, Inc. (a)	5,523	596,237
Kingsway Financial Services, Inc. (a)	8,765	49,960
Knight Therapeutics, Inc. (a)	36,815	152,728
KP Tissue, Inc.	1,400	11,257
Labrador Iron Ore Royalty Corp. (d)	17,800	392,037
Largo, Inc. (a) (d)	8,317	56,795
Lassonde Industries, Inc. - Class A (d)	900	83,246
Laurentian Bank of Canada	12,879	387,010
Leon’s Furniture, Ltd.	9,639	117,792
LifeWorks, Inc.	21,185	508,229
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	12,044	510,317
Logistec Corp. - Class B	600	19,363
Lucara Diamond Corp. (a) (d)	110,136	52,193
Lundin Gold, Inc. (a)	11,400	81,833
MAG Silver Corp. (a)	8,829	107,449
Magellan Aerospace Corp.	5,794	33,804
Mainstreet Equity Corp. (a)	2,261	211,644
Major Drilling Group International, Inc. (a)	28,577	200,474
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	26,200	515,166
Martinrea International, Inc. (d)	25,209	162,746
Maverix Metals, Inc.	7,686	33,434
Maxim Power Corp. (a)	2,800	7,244
MDF Commerce, Inc. (a) (d)	4,176	7,332
Medical Facilities Corp. (d)	12,861	87,325
MEG Energy Corp. (a)	87,454	1,210,713
Melcor Developments, Ltd.	3,120	29,305
Methanex Corp.	1,300	49,659
Methanex Corp. (d)	14,040	536,749
Morguard Corp.	1,400	118,552
Mountain Province Diamonds, Inc. (a)	1,600	659
MTY Food Group, Inc.	6,320	251,631
Mullen Group, Ltd. (d)	29,854	261,849
Neo Performance Materials, Inc.	4,300	41,523
New Gold, Inc. (a)	172,247	183,327
NFI Group, Inc. (d)	13,975	145,374
Nighthawk Gold Corp. (a) (d)	4,900	1,599

Canada—(Continued)
North American Construction Group, Ltd.	10,441	114,614
North West Co., Inc. (The)	15,571	402,702
NuVista Energy, Ltd. (a)	59,117	473,965
Organigram Holdings, Inc. (a)	36,998	33,931
Osisko Gold Royalties, Ltd.	37,070	373,810
Osisko Gold Royalties, Ltd.	3,800	38,380
Osisko Mining, Inc. (a)	54,809	130,295
Pan American Silver Corp.	1,187	23,321
Paramount Resources, Ltd. - Class A	19,290	460,670
Parex Resources, Inc.	39,859	675,051
Park Lawn Corp.	8,556	226,263
Parkland Corp. (d)	39,866	1,082,750
Pason Systems, Inc.	24,116	273,347
Peyto Exploration & Development Corp. (d)	67,791	634,092
PHX Energy Services Corp. (d)	12,350	46,437
Pizza Pizza Royalty Corp.	6,998	66,055
Points.com, Inc. (a)	5,320	132,917
Polaris Infrastructure, Inc.	5,300	80,167
Pollard Banknote, Ltd. (d)	2,690	42,151
PolyMet Mining Corp. (a) (d)	3,835	10,428
PrairieSky Royalty, Ltd.	56,452	710,913
Precision Drilling Corp. (a)	4,794	308,042
Premium Brands Holdings Corp. (d)	10,255	743,233
Primo Water Corp. (d)	45,705	610,371
Pulse Seismic, Inc. (d)	13,500	21,815
Quarterhill, Inc.	44,645	64,512
Questerre Energy Corp. - Class A (a) (d)	83,569	15,257
Real Matters, Inc. (a) (d)	25,451	100,444
Recipe Unlimited Corp. (a)	4,150	40,301
RF Capital Group ,Inc. (a) (d)	1,730	19,313
Richelieu Hardware, Ltd. (d)	16,390	428,850
Rogers Sugar, Inc. (d)	35,106	165,003
Russel Metals, Inc.	23,322	471,441
Sabina Gold & Silver Corp. (a)	64,606	53,203
Sandstorm Gold, Ltd. (d)	58,462	346,993
Savaria Corp. (d)	10,600	107,383
Seabridge Gold, Inc. (a)	14,263	177,289
Secure Energy Services, Inc.	67,764	315,867
Shawcor, Ltd. (a)	21,791	96,665
Sienna Senior Living, Inc.	22,176	223,793
Sierra Wireless, Inc. (a) (d)	12,710	297,705
SilverCrest Metals, Inc. (a) (d)	3,915	23,921
SilverCrest Metals, Inc. (a)	8,003	48,931
Sleep Country Canada Holdings, Inc.	12,404	231,467
SNC-Lavalin Group, Inc.	35,042	602,727
Spin Master Corp. (a)	7,348	239,815
Sprott, Inc. (d)	6,042	209,912
SSR Mining, Inc.	53,145	887,677
Stantec, Inc.	4,098	179,526
Stelco Holdings, Inc. (d)	8,160	204,000
Stella-Jones, Inc.	16,794	424,025
Steppe Gold, Ltd. (a)	6,300	5,531
Sundial Growers, Inc. (a)	112,041	36,537
SunOpta, Inc. (a) (d)	26,392	204,009
Superior Plus Corp. (d)	54,086	477,328
Surge Energy, Inc. (d)	9,000	63,696
Tamarack Valley Energy, Ltd. (d)	85,898	288,951

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Taseko Mines, Ltd. (a) (d)	108,786	$119,164
TECSYS, Inc. (d)	172	4,475
TeraGo, Inc. (a)	4,100	11,945
TerraVest Industries, Inc.	1,600	28,564
Tidewater Midstream and Infrastructure, Ltd. (d)	79,200	80,603
Timbercreek Financial Corp.	29,251	180,660
Torex Gold Resources, Inc. (a)	27,594	213,086
Total Energy Services, Inc.	17,786	103,217
TransAlta Corp. (d)	83,943	957,988
TransAlta Renewables, Inc.	28,608	365,601
Transcontinental, Inc. - Class A	21,120	251,202
TransGlobe Energy Corp. (d)	4,500	15,347
TransGlobe Energy Corp. (d)	3,814	12,929
Treasury Metals, Inc. (a)	1,668	505
Trevali Mining Corp. (a)	9,060	3,273
Trican Well Service, Ltd. (a)	92,913	266,353
Tricon Residential, Inc.	63,428	643,051
Trisura Group, Ltd. (a)	8,800	227,862
Turquoise Hill Resources, Ltd. (a)	21,279	569,997
Uni-Select, Inc. (a)	13,271	294,865
Vecima Networks, Inc.	2,500	31,561
Vermilion Energy, Inc.	33,426	636,216
Vermilion Energy, Inc. (d)	7,743	147,582
VersaBank	2,000	14,667
Wajax Corp. (d)	7,885	123,188
Waterloo Brewing, Ltd. (d)	2,600	8,282
Wesdome Gold Mines, Ltd. (a) (d)	54,507	472,151
Western Forest Products, Inc.	145,247	163,617
Westshore Terminals Investment Corp. (d)	17,388	431,593
Whitecap Resources, Inc. (d)	152,919	1,062,069
WildBrain, Ltd. (a) (d)	53,045	101,376
Winpak, Ltd.	9,852	336,692
Yamana Gold, Inc. (d)	169,409	788,347
Yamana Gold, Inc. (d)	54,613	253,950
Yellow Pages, Ltd. (d)	6,975	73,966
Zenith Capital Corp. (b) (c)	12,830	385

		60,326,532

China—0.2%
BOE Varitronix, Ltd.	137,000	280,894
Bund Center Investment, Ltd.	107,700	38,373
China Display Optoelectronics Technology Holdings, Ltd. (a)	136,000	7,028
China Gold International Resources Corp., Ltd.	79,013	220,367
China Sunsine Chemical Holdings, Ltd.	70,000	22,201
CITIC Telecom International Holdings, Ltd.	467,000	154,947
First Sponsor Group, Ltd.	9,490	8,333
Fountain SET Holdings, Ltd.	280,000	39,035
GDH Guangnan Holdings, Ltd.	264,000	22,526
Goodbaby International Holdings, Ltd. (a)	193,000	25,122
Guotai Junan International Holdings, Ltd. (d)	806,600	96,534
Neo-Neon Holdings, Ltd. (a)	322,500	19,334
TI Fluid Systems plc	7,903	14,539
Yangzijiang Shipbuilding Holdings, Ltd.	124,200	83,232

		1,032,465

Colombia—0.0%
Frontera Energy Corp. (a)	8,353	67,164

Denmark—2.3%
ALK Abello A/S (a)	35,460	616,758
Alm Brand A/S	262,490	385,740
Bang & Olufsen A/S (a) (d)	30,627	60,124
Bavarian Nordic A/S (a) (d)	20,257	672,997
Better Collective A/S (a) (d)	3,925	52,482
Brodrene Hartmann A/S (a)	653	22,110
cBrain A/S	511	12,209
Chemometec A/S	3,762	402,599
Columbus A/S	20,865	23,193
D/S Norden A/S	8,013	278,155
DFDS A/S	10,724	325,313
Drilling Co of 1972 A/S (The) (a)	2,524	103,874
FLSmidth & Co. A/S	12,789	315,613
H Lundbeck A/S	57,424	279,360
H Lundbeck A/S - A Shares (a)	14,356	68,892
H+H International A/S - Class B (a)	5,958	111,653
Harboes Bryggeri A/S - Class B (a)	1,454	14,756
ISS A/S (a)	33,398	530,604
Jeudan A/S	2,360	105,164
Jyske Bank A/S (a)	16,358	801,114
Matas A/S	10,988	114,824
Netcompany Group A/S (a) (d)	7,500	410,430
Nilfisk Holding A/S (a)	7,976	169,622
NKT A/S (a)	9,092	387,570
NNIT A/S (a)	2,656	27,522
North Media A/S	679	6,356
NTG Nordic Transport Group A/S (a)	2,706	96,604
Parken Sport & Entertainment A/S (a)	2,351	28,196
PER Aarsleff Holding A/S	5,304	159,086
Ringkjoebing Landbobank A/S	8,462	923,430
Royal Unibrew A/S	13,170	1,173,752
RTX A/S (a) (d)	2,486	48,372
Scandinavian Tobacco Group A/S - Class A	18,965	371,671
Schouw & Co. A/S	3,973	277,096
SimCorp A/S (d)	10,560	767,537
Solar A/S - B Shares	1,807	154,440
SP Group A/S	468	20,705
Spar Nord Bank A/S	26,418	279,925
Sparekassen Sjaelland-Fyn A/S (d)	836	17,395
Sydbank A/S	17,865	548,239
TCM Group A/S	502	5,177
Tivoli A/S (a)	844	95,586
Topdanmark A/S	11,821	615,641
UIE plc	606	179,455
Zealand Pharma A/S (a) (d)	8,489	111,355

		12,172,696

Faeroe Islands—0.0%
BankNordik P/F (d)	1,109	19,934

Finland—2.2%
Aktia Bank Oyj	15,788	151,246
Alma Media Oyj	11,899	122,836

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Anora Group Oyj	1,398	$11,340
Apetit Oyj (d)	1,205	12,375
Aspo Oyj	7,386	59,606
Atria Oyj	3,290	29,927
BasWare Oyj (a)	2,744	114,558
Bittium Oyj (d)	8,034	43,068
Cargotec Oyj - B Shares	10,991	289,201
Caverion Oyj	25,551	118,273
Citycon Oyj (a) (d)	21,486	145,944
Digia Oyj	6,625	47,237
Enento Group Oyj (a)	3,892	84,656
eQ Oyj	382	8,045
Finnair Oyj (a) (d)	272,008	116,646
Fiskars Oyj Abp	6,971	131,144
Harvia Oyj (d)	2,955	83,878
HKScan Oyj - A Shares	6,704	8,248
Huhtamaki Oyj	26,983	1,069,985
Ilkka Oyj	5,725	26,459
Kamux Corp. (d)	4,328	35,256
Kemira Oyj	28,960	354,119
Kojamo Oyj	26,601	459,031
Konecranes Oyj	16,247	378,747
Lassila & Tikanoja Oyj (d)	8,464	95,252
Marimekko Oyj	1,890	24,470
Metsa Board Oyj - Class B	52,211	435,312
Multitude SE (a)	2,093	6,837
Musti Group Oyj (a)	5,196	92,790
Nokian Renkaat Oyj	35,666	390,460
Olvi Oyj - A Shares	5,028	170,454
Oriola Oyj - A Shares (d)	4,196	8,423
Oriola-KD Oyj - B Shares	38,525	76,581
Orion Oyj - Class A	7,619	338,546
Orion Oyj - Class B	26,553	1,186,020
Outokumpu Oyj (d)	102,277	423,570
Ponsse Oyj (d)	3,208	84,897
QT Group Oyj (a)	3,066	226,515
Raisio Oyj - V Shares	35,039	71,265
Rapala VMC Oyj	8,902	61,948
Raute Oyj - A Shares (a)	72	860
Revenio Group Oyj	5,309	236,734
Sanoma Oyj	25,537	355,693
Stockmann Oyj Abp - B Shares (a)	3,752	9,248
Talenom Oyj	1,064	10,821
Teleste Oyj	2,149	8,563
Terveystalo Oyj	14,772	158,260
TietoEVRY Oyj	22,579	557,862
Tokmanni Group Corp.	13,877	163,397
Uponor Oyj	17,933	247,776
Vaisala Oyj - A Shares	5,709	244,699
Valmet Oyj	48,366	1,188,017
Wartsila Oyj Abp	38,693	301,636
WithSecure Oyj (a)	26,373	138,195
YIT Oyj	39,980	133,320

		11,350,246

France—4.6%
ABC Arbitrage	2,865	21,077
AKWEL	3,301	55,457
Albioma S.A.	9,588	501,483
ALD S.A. (d)	20,898	243,680
Altamir (d)	9,152	235,698
Alten S.A.	5,011	551,110
Assystem S.A. (d)	2,720	94,689
Atos SE (a)	2,603	34,932
Aubay	2,423	122,959
Axway Software S.A.	2,132	39,769
Bastide le Confort Medical (d)	1,345	49,789
Beneteau S.A.	15,076	152,376
Bigben Interactive (d)	4,507	75,803
Boiron S.A.	1,869	80,714
Bonduelle SCA	6,411	104,543
Burelle S.A.	101	50,901
Casino Guichard Perrachon S.A. (a) (d)	6,946	89,955
Catering International Services	541	5,161
CBo Territoria	2,864	10,865
Cegedim S.A.	2,295	52,439
CGG S.A. (a)	189,243	165,050
Chargeurs S.A.	7,153	110,752
Cie des Alpes (a)	8,244	124,581
Cie Plastic Omnium S.A.	18,690	324,152
Coface S.A. (a)	31,535	329,675
Derichebourg S.A.	33,761	197,200
Electricite de Strasbourg S.A.	329	34,489
Elior Group S.A. (a)	35,740	79,414
Elis S.A.	49,613	668,163
Equasens	448	35,800
Eramet S.A.	3,022	314,246
ESI Group (a) (d)	310	21,120
Esso S.A. Francaise (a) (d)	1,341	82,676
Etablissements Maurel et Prom (a)	12,067	56,339
Eurazeo S.E.	5,613	350,672
Eutelsat Communications S.A.	57,002	643,992
Exel Industries - A Shares	618	27,986
Faurecia SE (a)	29,253	591,174
Fnac Darty S.A.	6,777	289,038
Gaztransport Et Technigaz S.A.	5,603	702,134
GEA (d)	165	14,691
GL Events (a)	4,217	68,627
Groupe Crit	1,062	65,671
Groupe Gorge S.A. (a)	395	7,031
Guerbet	2,188	51,055
Guillemot Corp. (d)	770	9,125
Haulotte Group S.A. (a)	5,337	21,852
HEXAOM	1,526	40,456
ID Logistics Group (a)	796	220,795
Imerys S.A.	7,588	233,349
Infotel S.A.	342	17,559
Interparfums S.A.	343	17,853
IPSOS (d)	13,160	625,169
Jacquet Metals S.A.	5,978	103,078
JCDecaux S.A. (a)	13,978	234,983
Kaufman & Broad S.A. (d)	5,175	141,106
Korian S.A.	24,916	373,445

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Laurent-Perrier	1,255	$128,097
Lectra	7,098	260,105
Linedata Services	1,348	57,495
LISI	7,422	142,190
LNA Sante S.A.	1,534	54,171
Maisons du Monde S.A.	13,951	139,889
Manitou BF S.A.	3,893	73,098
Manutan International	589	42,646
Mersen S.A.	6,354	189,648
Metropole Television S.A.	8,342	123,252
Nacon S.A. (a) (d)	901	5,578
Nexans S.A.	10,012	783,346
Nexity S.A.	12,995	350,041
Nicox (a) (d)	1,834	3,302
NRJ Group	9,690	63,152
Oeneo S.A. (d)	3,143	46,612
OL Groupe S.A. (a) (d)	3,273	9,685
Onxeo S.A. (a) (d)	4,566	1,598
Orpea S.A. (d)	4,040	98,472
Plastiques Du Val De Loire (d)	1,576	6,223
Prodways Group S.A. (a)	592	1,881
Quadient S.A.	15,239	260,164
Rallye S.A. (a) (d)	9,791	28,528
Recylex S.A. (a) (b) (c) (d)	3,335	1,211
Rexel S.A. (a)	81,149	1,249,506
Robertet S.A. (d)	99	88,184
Rothschild & Co.	8,416	284,610
Rubis SCA (d)	22,815	536,421
Samse S.A.	107	19,361
Savencia S.A.	1,728	108,942
SCOR SE	40,311	866,730
Seche Environnement S.A.	1,380	119,902
Societe BIC S.A.	7,557	414,445
Societe LDC S.A.	95	8,881
Societe pour l’Informatique Industrielle	1,887	78,845
Soitec (a)	5,617	807,659
Solocal Group (a) (d)	33,527	33,763
Somfy S.A.	2,415	314,060
Sopra Steria Group SACA	4,903	739,582
SPIE S.A.	34,853	762,185
STEF S.A.	1,145	99,350
Sword Group	1,364	51,623
Synergie SE	3,366	93,659
Technicolor S.A. (a)	18,441	54,568
Technip Energies NV	24,641	307,408
Television Francaise 1	17,932	127,017
Thermador Groupe	2,148	194,297
Tikehau Capital SCA (d)	7,508	152,550
Totalenergies EP Gabon	324	50,797
Trigano S.A.	2,956	292,729
UBISOFT Entertainment S.A. (a)	22,835	1,008,657
Union Financiere de France BQE S.A.	1,257	21,011
Valeo	42,766	837,053
Vallourec S.A. (a)	36,022	430,316
Verallia S.A.	11,136	266,098
Vetoquinol S.A.	1,124	137,626
Vicat S.A.	7,909	218,189

France—(Continued)
VIEL & Cie S.A.	4,205	23,353
Vilmorin & Cie S.A.	2,655	112,016
Virbac S.A.	1,006	391,866
Vranken-Pommery Monopole S.A. (a)	958	17,272
Wavestone	1,052	48,479

		24,207,292

Georgia—0.0%
Bank of Georgia Group plc	13,336	212,016

Germany—6.2%
1&1 AG	13,083	246,935
7C Solarparken AG	12,140	59,286
Aareal Bank AG (a)	21,487	716,050
Adesso SE	230	35,286
ADVA Optical Networking SE (a)	17,098	233,345
All for One Steeb AG	498	28,709
Allgeier SE	2,942	103,887
Amadeus Fire AG	779	97,135
Atoss Software AG	1,110	140,729
Aurubis AG	10,200	692,225
Basler AG (d)	1,220	97,862
Bauer AG (a)	4,513	42,777
BayWa AG	305	17,547
BayWa AG	5,509	244,207
Bechtle AG	11,745	480,229
Bertrandt AG	2,127	79,722
bet-at-home.com AG (a) (d)	1,222	14,942
Bijou Brigitte AG (a) (d)	1,603	42,181
Bilfinger SE	10,033	294,423
Borussia Dortmund GmbH & Co. KGaA (a) (d)	26,685	100,092
CANCOM SE	10,426	350,668
CECONOMY AG (d)	47,148	131,429
CENIT AG	3,413	57,102
Cewe Stiftung & Co. KGaA (d)	1,828	154,166
Commerzbank AG (a)	55,806	391,006
CompuGroup Medical SE & Co KgaA	7,186	306,174
CropEnergies AG	9,235	122,949
CTS Eventim AG & Co. KGaA (a)	4,550	238,412
Data Modul AG	138	7,809
Dermapharm Holding SE	2,745	136,684
Deutsche Beteiligungs AG (d)	4,577	121,370
Deutsche Euroshop AG	14,792	343,717
Deutsche Lufthansa AG (a) (d)	9,110	53,133
Deutsche Pfandbriefbank AG	45,896	413,030
Deutz AG	40,985	158,059
DIC Asset AG	15,921	175,932
DMG Mori AG	595	25,509
Dr. Hoenle AG (d)	2,084	52,108
Draegerwerk AG & Co. KGaA	1,062	47,046
Duerr AG	15,842	364,563
Eckert & Ziegler AG	4,645	177,420
Elmos Semiconductor SE	398	15,181
ElringKlinger AG	8,918	67,295
Encavis AG (d)	23,338	428,050
Energiekontor AG	1,621	130,863

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
EuroEyes International Eye Clinic, Ltd.	10,000	$9,435
Fielmann AG	6,684	332,720
First Sensor AG	765	42,974
Flatexdegiro AG (a) (d)	7,334	69,787
FORTEC Elektronik AG	253	6,328
Fraport AG Frankfurt Airport Services Worldwide (a)	7,897	343,472
Freenet AG	42,208	1,046,999
Fuchs Petrolub SE	7,604	185,778
GEA Group AG	17,551	604,823
Gerresheimer AG (d)	9,767	634,866
Gesco AG (a)	2,953	73,968
GFT Technologies SE	5,130	203,526
Grammer AG (a)	706	9,886
Grand City Properties S.A.	31,748	428,618
GRENKE AG (d)	659	16,140
H&R GmbH & Co. KGaA (a) (d)	4,195	25,152
Hamburger Hafen und Logistik AG	8,624	122,067
Hawesko Holding AG	223	10,400
Heidelberger Druckmaschinen AG (a) (d)	100,140	149,658
Hensoldt AG	7,282	183,928
HOCHTIEF AG (d)	3,473	169,198
Hornbach Holding AG & Co. KGaA	3,220	264,552
Hugo Boss AG	20,336	1,074,085
Hypoport SE (a)	804	159,485
Indus Holding AG (d)	6,490	151,031
Instone Real Estate Group SE (d)	9,568	114,054
IVU Traffic Technologies AG	1,432	22,937
Jenoptik AG	16,935	377,567
JOST Werke AG	2,840	106,035
K&S AG	61,757	1,501,525
Kloeckner & Co. SE (d)	28,642	218,402
Koenig & Bauer AG (a)	4,373	62,729
Krones AG (d)	4,960	378,415
KSB SE & Co. KGaA	82	33,427
KWS Saat SE & Co. KGaA	3,725	220,532
LANXESS AG	22,664	811,801
Leifheit AG	2,964	61,539
Leoni AG (a) (d)	12,471	89,636
Manz AG (a) (d)	1,272	52,670
Medigene AG (a) (d)	2,446	5,947
METRO AG (a)	25,342	213,872
MLP SE	22,156	132,806
Nagarro SE (a) (d)	2,942	334,093
New Work SE	895	127,685
Nexus AG	5,374	281,470
Nordex SE (a) (d)	31,718	270,432
Norma Group SE	10,781	240,662
OHB SE	1,607	58,435
Patrizia AG	16,379	193,477
Pfeiffer Vacuum Technology AG	1,559	245,194
PNE Wind AG	13,868	193,002
Progress-Werk Oberkirch AG	822	24,465
ProSiebenSat.1 Media SE	59,262	547,139
PSI Software AG	4,019	120,271
PVA TePla AG (a)	2,716	51,992
q.beyond AG (a) (d)	42,643	49,941
R Stahl AG (a)	1,594	22,766

Germany—(Continued)
Rheinmetall AG	12,901	2,979,054
SAF-Holland SE	18,418	121,967
Salzgitter AG (d)	14,950	363,784
Scout24 SE	16,569	851,289
Secunet Security Networks AG	391	115,798
SGL Carbon SE (a)	8,945	56,100
Siltronic AG	6,867	510,039
Sirius Real Estate, Ltd.	202,692	220,142
Sixt SE	4,289	439,910
SMA Solar Technology AG (a) (d)	3,992	162,163
Softing AG	3,104	18,737
Software AG	17,469	578,849
Softwareone Holding AG (a)	11,301	135,595
Stabilus SE	6,982	341,460
STRATEC SE (d)	1,553	141,922
Stroeer SE & Co. KGaA	8,363	377,334
Suedzucker AG	21,506	346,725
Surteco Group SE	2,209	52,100
Suss Microtec SE (d)	6,216	87,992
TAG Immobilien AG	43,726	498,878
Takkt AG	11,656	183,267
TeamViewer AG (a)	19,201	191,110
Technotrans SE (d)	2,573	71,190
ThyssenKrupp AG (a)	82,356	467,246
Traffic Systems SE	1,794	41,637
United Internet AG	4,939	140,940
Varta AG	2,851	236,612
VERBIO Vereinigte BioEnergie AG	9,187	462,220
Vossloh AG (d)	3,384	107,594
Wacker Neuson SE	10,321	178,331
Washtec AG	3,673	171,330
Westwing Group SE (a)	1,155	8,598
Wuestenrot & Wuerttembergische AG	4,932	87,219
Zeal Network SE	2,680	105,359

		32,573,529

Ghana—0.1%
Tullow Oil plc (a) (d)	488,272	278,891

Greenland—0.0%
Gronlandsbanken A/S	140	12,031

Guernsey, Channel Islands—0.0%
Raven Property Group, Ltd. (a) (b) (c)	112,611	0

Hong Kong—2.6%
Aceso Life Science Group, Ltd. (a)	1,001,000	16,828
Aeon Credit Service Asia Co., Ltd.	44,000	28,275
Aidigong Maternal & Child Health, Ltd. (a)	180,000	11,136
Allied Group, Ltd.	382,000	120,023
APAC Resources, Ltd.	84,990	12,810
Apollo Future Mobility Group, Ltd. (a) (d)	348,000	15,106
Applied Development Holdings, Ltd. (a)	390,000	4,868
Asia Financial Holdings, Ltd.	88,000	38,130
Asia Standard International Group, Ltd.	296,000	28,411
Asiasec Properties, Ltd.	88,000	4,542

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
ASM Pacific Technology, Ltd.	54,200	$461,577
Associated International Hotels, Ltd.	14,000	19,626
Bank of East Asia, Ltd. (The)	69,082	97,824
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
BOCOM International Holdings Co., Ltd.	117,000	12,535
Brightoil Petroleum Holdings, Ltd. (b) (c)	591,000	21,187
Build King Holdings, Ltd.	160,000	16,529
Burwill Holdings, Ltd. (b) (c)	1,566,000	2,654
C-Mer Eye Care Holdings, Ltd. (a)	56,000	35,134
Cafe de Coral Holdings, Ltd.	106,000	170,576
Cathay Pacific Airways, Ltd. (a) (d)	179,000	196,246
Century City International Holdings, Ltd. (a)	616,000	24,872
Chen Hsong Holdings	150,000	44,381
Cheuk Nang Holdings, Ltd.	108,566	30,992
Chevalier International Holdings, Ltd.	75,139	85,320
China Baoli Technologies Holdings, Ltd. (a)	28,500	913
China Best Group Holding, Ltd. (a)	45,000	4,046
China Energy Development Holdings, Ltd. (a)	3,376,000	62,821
China Motor Bus Co., Ltd.	4,800	54,391
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	697
China Star Entertainment, Ltd. (a)	378,000	39,086
China Strategic Holdings, Ltd. (a)	4,927,500	23,527
China Tonghai International Financial, Ltd. (a)	180,000	3,510
Chinese Estates Holdings, Ltd. (a)	151,000	43,111
Chinney Investment, Ltd.	8,000	1,468
Chow Sang Sang Holdings International, Ltd.	111,000	123,847
Chuang’s China Investments, Ltd.	511,500	26,458
Chuang’s Consortium International, Ltd.	382,357	49,712
CK Life Sciences International Holdings, Inc. (d)	304,000	31,021
CMBC Capital Holdings, Ltd.	19,000	5,095
CNT Group, Ltd.	246,000	11,913
Convenience Retail Asia, Ltd.	36,000	4,048
Convoy Global Holdings (b) (c)	1,314,000	5,241
Cowell e Holdings, Inc. (a)	24,000	31,164
Crystal International Group, Ltd.	29,500	10,286
CSI Properties, Ltd.	2,274,023	55,450
Dah Sing Banking Group, Ltd.	139,071	112,702
Dah Sing Financial Holdings, Ltd.	45,460	129,743
Dickson Concepts International, Ltd.	87,500	44,978
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
DTXS Silk Road Investment Holdings Co., Ltd. (a)	24,000	2,812
Dynamic Holdings, Ltd.	20,000	25,458
Eagle Nice International Holdings, Ltd.	80,000	42,097
EC Healthcare	48,000	48,534
EcoGreen International Group, Ltd. (b) (c)	118,800	28,766
Emperor Capital Group, Ltd. (a)	984,000	6,898
Emperor Entertainment Hotel, Ltd.	235,000	16,011
Emperor International Holdings, Ltd.	529,250	55,910
Emperor Watch & Jewellery, Ltd.	1,520,000	27,944
Energy Development (b) (c)	92,000	0
Energy International Investments Holdings, Ltd. (a)	580,000	5,916
ENM Holdings, Ltd. (a)	412,000	29,999
Esprit Holdings, Ltd. (a) (d)	889,275	160,216
Fairwood Holdings, Ltd.	26,500	48,152
Far East Consortium International, Ltd.	396,766	126,523
First Pacific Co., Ltd.	674,000	261,448
Fosun Tourism Group (a) (d)	14,400	24,814

Hong Kong—(Continued)
G-Resources Group, Ltd.	123,180	37,700
Genting Hong Kong, Ltd. (a) (b) (c)	327,000	12,960
Get Nice Financial Group, Ltd.	104,000	9,848
Giordano International, Ltd.	446,000	105,617
Glorious Sun Enterprises, Ltd.	393,000	39,618
Gold Finance Holdings, Ltd. (a) (b) (c)	214,000	0
Gold Peak Technology Group Ltd. (a)	277,714	22,652
Golden Resources Development International, Ltd.	370,000	22,672
Good Resources Holdings, Ltd. (b) (c)	420,000	851
GR Properties, Ltd. (a)	82,000	11,603
Great Eagle Holdings, Ltd.	57,687	130,041
Guoco Group, Ltd.	1,000	10,081
Haitong International Securities Group, Ltd. (d)	809,117	115,561
Hang Lung Group, Ltd.	209,000	396,424
Hanison Construction Holdings, Ltd.	148,009	21,932
Harbour Centre Development, Ltd. (a)	88,000	78,503
HKBN, Ltd.	167,500	190,189
HKR International, Ltd.	343,680	127,110
Hon Kwok Land Investment Co., Ltd.	140,000	46,924
Hong Kong Economic Times Holdings, Ltd.	50,000	7,711
Hong Kong Ferry Holdings Co., Ltd.	39,000	34,094
Hong Kong Technology Venture Co., Ltd, (d)	96,000	75,582
Hongkong & Shanghai Hotels (The) (a)	110,902	102,112
Hongkong Chinese, Ltd.	510,000	40,941
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	0
Hung Hing Printing Group, Ltd.	252,000	36,679
Huobi Technology Holdings, Ltd. (a)	10,500	5,141
Hutchison Port Holdings Trust - Class U	1,123,200	264,271
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	100,613
Hypebeast, Ltd. (a)	127,500	15,798
Hysan Development Co., Ltd.	153,000	460,928
Imagi International Holdings, Ltd. (a)	90,112	4,943
International Housewares Retail Co., Ltd.	134,000	48,368
IPE Group, Ltd. (a)	285,000	27,972
IRC, Ltd. (a) (d)	936,000	23,945
ITC Properties Group, Ltd.	182,746	27,709
Jacobson Pharma Corp., Ltd.	90,000	8,040
Johnson Electric Holdings, Ltd.	108,873	141,672
K Wah International Holdings, Ltd.	172,000	63,390
Kader Holdings Co., Ltd. (a)	204,000	10,659
Kam Hing International Holdings, Ltd.	32,000	1,121
Karrie International Holdings, Ltd.	140,000	25,464
Keck Seng Investments Hong Kong, Ltd.	72,000	22,111
Kerry Logistics Network, Ltd.	147,500	317,737
Kerry Properties, Ltd.	148,000	411,498
Kingmaker Footwear Holdings, Ltd.	102,000	11,179
Kingston Financial Group, Ltd. (a)	162,000	4,861
Kowloon Development Co., Ltd.	124,000	153,863
Lai Sun Development Co., Ltd. (a)	111,919	63,982
Lai Sun Garment International, Ltd. (a)	129,756	71,105
Lam Soon Hong Kong, Ltd.	15,000	22,089
Landing International Development, Ltd. (a)	310,800	8,750
Landsea Green Group Co., Ltd. (a)	268,000	7,776
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	207,000	25,494
Lerthai Group, Ltd. (a) (b) (c)	18,000	383
Lifestyle International Holdings, Ltd. (a)	134,500	54,527

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Lippo China Resources, Ltd.	2,106,000	$30,381
Lippo, Ltd.	122,000	43,567
Liu Chong Hing Investment, Ltd.	78,000	73,326
Luk Fook Holdings International, Ltd.	118,000	303,144
Lung Kee Bermuda Holdings	90,000	40,436
Magnificent Hotel Investment, Ltd. (a)	1,310,000	17,687
Man Wah Holdings, Ltd.	319,600	345,765
Mandarin Oriental International, Ltd. (a)	67,000	126,598
Mason Group Holdings, Ltd. (a)	7,685,000	21,635
Matrix Holdings, Ltd.	36,000	11,470
Melco International Development, Ltd. (a)	165,000	122,131
MH Development, Ltd. (b) (c)	124,000	474
Midland Holdings, Ltd. (a)	178,010	17,048
Miramar Hotel & Investment	51,000	92,137
Modern Dental Group, Ltd. (a)	79,000	31,884
Nameson Holdings, Ltd.	130,000	6,877
National Electronic Holdings, Ltd.	182,600	23,969
Newocean Energy Holdings, Ltd. (a) (b) (c)	398,000	1,978
Nissin Foods Co., Ltd.	47,000	31,596
NWS Holdings, Ltd.	279,000	265,175
Oriental Watch Holdings	120,484	70,674
Oshidori International Holdings, Ltd. (a) (d)	1,068,000	64,674
Pacific Andes International Holdings, Ltd. (b) (c)	1,819,984	6,355
Pacific Basin Shipping, Ltd.	1,337,000	517,824
Pacific Century Premium Developments, Ltd. (a)	49,788	3,177
Pacific Textiles Holdings, Ltd.	266,000	106,504
Paliburg Holdings, Ltd. (a)	208,000	51,975
Paradise Entertainment, Ltd. (a)	168,000	17,354
PC Partner Group, Ltd. (d)	54,000	49,183
PCCW, Ltd.	783,582	415,986
Perfect Medical Health Management, Ltd.	108,000	58,161
Pico Far East Holdings, Ltd.	318,000	45,589
Playmates Holdings, Ltd.	460,000	38,703
PT International Development Co., Ltd. (a)	186,000	4,860
Public Financial Holdings, Ltd.	166,000	52,077
Regal Hotels International Holdings, Ltd. (a)	126,000	51,903
Regina Miracle International Holdings, Ltd.	71,000	47,555
Sa Sa International Holdings, Ltd. (a)	96,000	17,646
Samson Holding, Ltd.	146,000	8,287
SAS Dragon Holdings, Ltd.	140,000	71,367
SEA Holdings, Ltd. (d)	63,896	37,611
Shangri-La Asia, Ltd. (a)	234,000	189,741
Shun Ho Property Investments, Ltd. (a)	21,615	3,195
Shun Tak Holdings, Ltd. (a)	379,500	76,655
Singamas Container Holdings, Ltd.	506,000	77,434
SmarTone Telecommunications Holdings, Ltd.	124,888	65,915
Soundwill Holdings, Ltd.	41,500	34,519
South China Holdings Co., Ltd. (a)	1,240,000	10,430
Stella International Holdings, Ltd.	141,000	134,878
Sun Hung Kai & Co., Ltd.	153,440	71,814
SUNeVision Holdings, Ltd.	176,000	134,180
TAI Cheung Holdings, Ltd. (d)	192,000	109,648
Tan Chong International, Ltd.	63,000	15,094
Tao Heung Holdings, Ltd.	204,000	22,563
Television Broadcasts, Ltd. (a) (d)	97,700	53,735
Texwinca Holdings, Ltd.	300,000	56,638
Tradelink Electronic Commerce, Ltd.	256,000	34,357

Hong Kong—(Continued)
Transport International Holdings, Ltd.	62,602	94,423
United Laboratories International Holdings, Ltd. (The)	241,000	143,124
Upbest Group, Ltd.	16,000	1,141
Value Partners Group, Ltd.	215,000	81,274
Valuetronics Holdings, Ltd.	89,790	33,947
Vedan International Holdings, Ltd.	296,000	23,388
Vitasoy International Holdings, Ltd. (d)	162,000	283,501
VPower Group International Holdings, Ltd.	53,251	5,714
VSTECS Holdings, Ltd.	231,200	184,950
VTech Holdings, Ltd.	42,200	334,150
Wai Kee Holdings, Ltd.	54,000	22,419
Wang On Group, Ltd.	2,200,000	18,863
Wealthking Investments, Ltd. (a)	284,000	16,004
Wing On Co. International, Ltd.	46,000	95,086
Wing Tai Properties, Ltd.	210,000	105,979
Yue Yuen Industrial Holdings, Ltd.	164,000	213,822
Yunfeng Financial Group, Ltd. (a)	34,000	6,291
Zhaobangji Properties Holdings, Ltd. (a)	184,000	10,533

		13,479,250

India—0.0%
Rhi Magnesita NV	3,120	75,646

Ireland—0.7%
AIB Group plc	22,853	52,122
Bank of Ireland Group plc	249,385	1,576,569
C&C Group plc (a)	120,783	270,995
Cairn Homes plc (a)	135,193	141,039
COSMO Pharmaceuticals NV	515	25,253
Dalata Hotel Group plc (a)	19,956	72,677
Datalex plc (a)	5,495	3,723
FBD Holdings plc	10,350	104,787
Glanbia plc	51,475	557,242
Glenveagh Properties plc (a)	89,923	88,167
Greencore Group plc (a)	159,206	192,463
Hostelworld Group plc (a)	16,696	19,046
Irish Continental Group plc	33,406	124,347
Keywords Studios plc	4,595	122,454
Permanent TSB Group Holdings plc (a)	15,086	20,961

		3,371,845

Isle of Man—0.0%
Hansard Global plc	2,566	1,344
Strix Group plc	23,629	48,085

		49,429

Israel—1.9%
Abra Information Technologies Ltd. (a)	7,868	8,117
Adgar Investment and Development, Ltd.	11,788	22,253
Afcon Holdings, Ltd.	771	34,891
AFI Properties, Ltd.	3,868	186,621
Africa Israel Residences, Ltd.	880	45,487
Airport City, Ltd. (a)	1	8
Allot, Ltd. (a)	10,216	51,486
Alrov Properties and Lodgings, Ltd.	2,780	173,135

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Arad, Ltd.	2,224	$26,964
Ashtrom Group, Ltd.	10,987	242,812
AudioCodes, Ltd.	1	14
AudioCodes, Ltd. (d)	5,713	125,914
Aura Investments, Ltd.	3,293	6,053
Avgol Industries 1953, Ltd. (a)	27,883	16,353
Azorim-Investment Development & Construction Co., Ltd.	31,528	119,189
Bet Shemesh Engines Holdings, Ltd. (a)	2,139	61,789
Blue Square Real Estate, Ltd.	1,940	134,132
Camtek, Ltd. (a)	810	19,807
Carasso Motors, Ltd.	5,984	29,194
Cellcom Israel, Ltd. (a)	24,928	123,237
Ceragon Networks, Ltd. (a)	14,799	38,033
Clal Insurance Enterprises Holdings, Ltd. (a)	10,623	189,966
Compugen, Ltd. (a)	1,588	2,842
Danel Adir Yeoshua, Ltd.	1,759	222,769
Delek Automotive Systems, Ltd.	12,832	139,852
Delek Group, Ltd. (a)	1,931	249,695
Delta-Galil Industries, Ltd.	3,185	157,132
Dor Alon Energy in Israel, Ltd.	2,364	85,305
Duniec Brothers, Ltd.	915	49,462
Electra Consumer Products 1970, Ltd.	3,029	127,864
Electra Real Estate, Ltd.	6,750	95,279
Electra, Ltd.	338	188,629
Energix-Renewable Energies, Ltd.	35,157	106,810
Enlight Renewable Energy, Ltd. (a)	196,302	374,278
Equital, Ltd. (a)	8,196	258,703
Fattal Holdings 1998, Ltd. (a)	570	59,474
FMS Enterprises Migun, Ltd.	1,295	40,046
Formula Systems 1985, Ltd.	3,277	297,159
Fox Wizel, Ltd.	2,251	257,002
Gav-Yam Lands Corp., Ltd.	18,811	156,626
Gilat Satellite Networks, Ltd. (a)	9,844	59,159
Globrands, Ltd.	93	9,152
Harel Insurance Investments & Financial Services, Ltd.	28,837	282,524
Hilan, Ltd.	4,492	237,420
IDI Insurance Co., Ltd.	2,662	69,409
IES Holdings, Ltd.	569	40,764
Ilex Medical, Ltd.	659	23,728
Infinya Ltd.	1,104	87,716
Inrom Construction Industries, Ltd.	22,474	99,015
Isracard, Ltd.	22,812	81,563
Israel Canada T.R., Ltd.	30,064	116,461
Israel Land Development Co., Ltd. (The)	3,950	60,692
Isras Investment Co., Ltd.	541	103,619
Issta Lines, Ltd.	1,175	31,841
Kamada, Ltd. (a)	11,729	53,419
Kerur Holdings, Ltd.	2,088	50,419
Klil Industries, Ltd.	315	24,438
Levinstein Properties, Ltd.	1,208	32,320
M Yochananof & Sons, Ltd.	586	35,197
Magic Software Enterprises, Ltd.	9,462	166,305
Malam - Team, Ltd.	3,350	72,042
Matrix IT, Ltd.	10,787	251,127
Maytronics, Ltd.	1	7
Mediterranean Towers, Ltd.	28,011	76,079

Israel—(Continued)
Mega Or Holdings, Ltd.	4,941	148,889
Mehadrin, Ltd. (a)	108	4,681
Meitav Dash Investments, Ltd.	8,613	41,667
Menora Mivtachim Holdings, Ltd. (a)	8,846	162,630
Migdal Insurance & Financial Holding, Ltd.	94,179	140,421
Mivtach Shamir Holdings, Ltd.	1,966	48,053
Mizrahi Tefahot Bank, Ltd. (a)	1	31
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	97,511
Nawi Brothers, Ltd.	4,888	37,799
Neto ME Holdings, Ltd.	788	42,736
Novolog, Ltd.	32,840	29,387
NR Spuntech Industries, Ltd. (a)	3,848	5,345
Oil Refineries, Ltd.	418,554	150,242
One Software Technologies, Ltd.	9,000	142,531
Partner Communications Co., Ltd. (a)	36,424	259,676
Paz Oil Co., Ltd. (a)	2,185	262,177
Perion Network, Ltd. (a)	6,230	113,883
Plasson Industries, Ltd.	1,078	56,198
Plus500, Ltd.	25,321	515,734
Priortech, Ltd. (a)	2,244	51,091
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	157,446
Sano-Brunos Enterprises, Ltd.	46	3,929
Scope Metals Group, Ltd.	1,844	80,721
Shikun & Binui, Ltd. (a)	10,369	42,448
Shufersal, Ltd.	5,783	38,071
Summit Real Estate Holdings, Ltd.	8,001	127,984
Suny Cellular Communication, Ltd.	16,495	8,534
Tadiran Group, Ltd.	855	114,486
Tel Aviv Stock Exchange, Ltd.	6,125	27,950
Telsys, Ltd.	297	13,816
Tera Light, Ltd. (a)	8,846	14,033
Tremor International, Ltd. (ADR) (a)	7,429	64,484
Victory Supermarket Chain, Ltd.	589	8,729
YH Dimri Construction & Development, Ltd.	1,750	134,001

		9,736,112

Italy—3.4%
A2A S.p.A.	472,680	602,424
ACEA S.p.A.	15,403	228,291
Aeffe S.p.A. (a)	11,359	17,383
Anima Holding S.p.A.	92,515	341,278
Aquafil S.p.A.	3,537	23,229
Arnoldo Mondadori Editore S.p.A.	54,123	97,279
Ascopiave S.p.A.	19,908	60,210
Autostrade Meridionali S.p.A.	777	30,780
Avio S.p.A. (d)	6,077	70,083
Azimut Holding S.p.A.	33,841	592,142
Banca Carige S.p.A. (a)	156	130
Banca Farmafactoring S.p.A.	40,885	275,095
Banca Generali S.p.A. (d)	19,702	560,274
Banca IFIS S.p.A.	7,714	109,918
Banca Mediolanum S.p.A.	47,767	316,345
Banca Popolare dell’Emilia Romagna SC (d)	310,312	510,537
Banca Popolare di Sondrio SPA (d)	161,515	560,055
Banca Profilo S.p.A. (d)	117,883	24,041
Banca Sistema S.p.A.	13,168	21,487

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Banco BPM S.p.A.	456,529	$1,309,876
Banco di Desio e della Brianza S.p.A.	20,306	63,826
Be Shaping The Future S.p.A	29,207	102,856
BF S.p.A.	2,916	11,217
Brembo S.p.A.	35,796	349,571
Brunello Cucinelli S.p.A.	9,914	449,346
Buzzi Unicem S.p.A.	30,531	501,868
Cairo Communication S.p.A.	25,255	45,651
Carel Industries S.p.A.	5,874	116,832
Cementir Holding NV	18,579	120,626
CIR SpA-Compagnie Industriali (a) (d)	315,684	133,357
Credito Emiliano S.p.A.	23,832	131,244
d’Amico International Shipping S.A. (a)	115,150	22,826
Danieli & C Officine Meccaniche S.p.A. (d)	4,407	90,177
Danieli & C Officine Meccaniche S.p.A. (Savings Shares)	3,745	52,733
De’Longhi S.p.A.	17,430	325,835
DeA Capital S.p.A.	32,300	37,529
doValue S.p.A.	2,051	12,173
Elica S.p.A. (a)	11,044	31,834
Emak S.p.A.	23,063	28,879
Enav S.p.A. (a)	13,326	55,882
ERG S.p.A.	16,018	498,786
Esprinet S.p.A.	12,105	87,246
Eurotech S.p.A. (a)	13,076	38,748
Fila S.p.A.	3,057	26,659
Fincantieri S.p.A. (a) (d)	93,136	51,756
FNM S.p.A. (a)	55,327	25,327
Geox S.p.A. (a) (d)	34,378	26,623
Gruppo MutuiOnline S.p.A.	8,426	213,096
Hera S.p.A.	272,570	791,169
Illimity Bank S.p.A. (a)	12,140	132,879
IMMSI S.p.A. (d)	51,196	20,210
Intek Group S.p.A. (a) (d)	80,757	44,679
Interpump Group S.p.A.	528	20,237
Iren S.p.A.	217,068	475,604
Italgas S.p.A.	151,950	887,346
Italmobiliare S.p.A.	4,207	116,256
IVS Group S.A. (a)	7,886	38,030
Juventus Football Club S.p.A. (a) (d)	227,816	86,753
Leonardo S.p.A.	109,842	1,115,013
LU-VE S.p.A.	1,991	41,700
Maire Tecnimont S.p.A.	42,334	122,148
Openjobmetis S.p.A. agenzia per il lavoro	1,209	11,405
OVS S.p.A. (d)	72,276	118,684
Pharmanutra S.p.A.	826	52,375
Piaggio & C S.p.A.	60,717	142,691
Pirelli & C S.p.A.	101,331	414,403
Prima Industrie S.p.A. (d)	1,853	27,036
RAI Way S.p.A.	24,727	132,151
Reply S.p.A.	6,087	741,627
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	25,970
Sabaf S.p.A.	3,059	75,346
SAES Getters S.p.A.	1,024	22,758
Safilo Group S.p.A. (a) (d)	12,212	15,859
Salvatore Ferragamo S.p.A.	10,353	160,616
Saras S.p.A. (a)	169,450	246,945
Servizi Italia S.p.A. (a)	1,123	1,601

Italy—(Continued)
Sesa S.p.A.	2,065	262,400
Sogefi S.p.A. (a) (d)	24,822	21,463
SOL S.p.A.	11,001	189,990
Tamburi Investment Partners S.p.A. (d)	38,251	294,210
Technogym S.p.A. (d)	31,905	208,929
Tinexta S.p.A.	6,919	162,360
Tod’s S.p.A. (a) (d)	3,369	105,627
TXT e-solutions S.p.A. (a)	2,997	33,302
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (d)	3,192	49,583
Unipol Gruppo S.p.A.	133,549	610,336
UnipolSai Assicurazioni S.p.A. (d)	33,327	80,048
Webuild S.p.A. (d)	70,140	108,843
Zignago Vetro S.p.A.	6,769	82,500

		17,694,442

Japan—23.2%
&Do Holdings Co., Ltd. (a) (d)	1,400	8,476
77 Bank, Ltd. (The)	17,700	236,898
A&A Material Corp.	1,200	7,759
A&D HOLON Holdings Co., Ltd.	6,000	39,942
A/S One Corp.	2,700	106,571
Access Co., Ltd. (a)	7,300	40,006
Achilles Corp.	4,800	47,530
Ad-sol Nissin Corp.	1,900	21,263
Adastria Co., Ltd.	8,040	132,789
ADEKA Corp.	24,400	421,776
Adtec Plasma Technology Co., Ltd. (d)	600	7,741
Advan Group Co., Ltd.	6,700	39,036
Advance Create Co., Ltd.	1,600	11,088
Advanced Media, Inc. (a)	2,500	13,429
Adventure, Inc. (d)	600	37,191
Aeon Delight Co., Ltd.	6,200	135,650
Aeon Fantasy Co., Ltd.	2,400	47,502
AEON Financial Service Co., Ltd.	7,200	67,860
Aeon Hokkaido Corp.	4,800	38,440
Aeon Kyushu Co. Ltd.	600	9,401
Aeria, Inc.	2,200	6,116
AFC-HD AMS Life Science Co., Ltd.	1,900	10,869
Agro-Kanesho Co., Ltd. (d)	1,000	9,213
Ahresty Corp.	9,200	25,775
Ai Holdings Corp. (d)	10,200	116,626
AI inside, Inc. (a) (d)	300	8,215
Aica Kogyo Co., Ltd.	9,600	200,534
Aichi Bank, Ltd. (The)	2,600	101,398
Aichi Corp.	10,800	68,332
Aichi Steel Corp.	3,200	49,120
Aichi Tokei Denki Co., Ltd.	3,000	29,941
Aida Engineering, Ltd.	16,900	113,327
Aiful Corp.	106,300	274,371
Aiming, Inc.	4,500	10,356
Ain Holdings, Inc.	5,800	310,008
Ainavo Holdings Co., Ltd.	1,100	7,200
Aiphone Co., Ltd. (d)	3,800	48,387
Airport Facilities Co., Ltd.	7,500	29,586
Airtrip Corp.	700	13,142

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Aisan Industry Co., Ltd.	10,400	$54,702
AIT Corp.	600	6,442
Aizawa Securities Group Co., Ltd. (d)	11,000	58,333
Ajis Co., Ltd.	500	7,666
Akatsuki Corp.	8,100	19,407
Akatsuki, Inc.	2,100	42,147
Akebono Brake Industry Co., Ltd. (a)	17,400	19,887
Akita Bank, Ltd. (The)	4,100	50,062
Albis Co., Ltd.	1,600	26,008
Alconix Corp.	6,400	60,558
Alinco, Inc.	4,600	29,032
Alleanza Holdings Co., Ltd.	1,400	10,612
Alpen Co., Ltd. (d)	4,800	71,534
Alpha Corp. (d)	2,200	16,090
AlphaPolis Co., Ltd. (a)	400	6,477
Alps Alpine Co., Ltd.	45,400	461,201
Alps Logistics Co., Ltd.	6,000	50,085
Altech Corp.	4,520	59,290
Amano Corp.	14,400	248,008
Amiyaki Tei Co., Ltd.	1,100	23,741
Amuse, Inc.	2,800	39,786
Anabuki Kosan, Inc. (d)	800	12,590
Anest Iwata Corp. (d)	10,400	69,486
Anicom Holdings, Inc.	8,800	42,063
Anritsu Corp.	33,000	356,695
Aohata Corp.	500	9,171
AOI Electronics Co., Ltd.	1,100	15,336
AOKI Holdings, Inc.	12,500	64,259
Aoyama Trading Co., Ltd.	14,500	96,481
Aoyama Zaisan Networks Co., Ltd. (d)	2,800	20,836
Aozora Bank, Ltd.	3,700	71,941
Apaman Co., Ltd.	2,100	7,430
Arakawa Chemical Industries, Ltd.	4,600	33,616
Arata Corp.	4,200	120,578
Arcland Service Holdings Co., Ltd. (d)	4,000	61,909
Arcs Co., Ltd.	13,364	197,154
Arealink Co., Ltd.	3,100	33,895
Argo Graphics, Inc.	4,800	112,867
Arisawa Manufacturing Co., Ltd.	10,600	78,173
ARTERIA Networks Corp.	4,700	42,351
Artiza Networks, Inc. (d)	1,800	14,708
Artnature, Inc.	5,000	26,546
ArtSpark Holdings, Inc. (d)	6,900	34,172
Aruhi Corp.	7,100	52,977
Asahi Broadcasting Group Holdings Corp.	2,400	11,592
Asahi Co., Ltd.	4,500	42,343
Asahi Diamond Industrial Co., Ltd.	17,700	82,113
Asahi Holdings, Inc.	19,200	301,396
Asahi Intelligence Service Co., Ltd.	100	879
Asahi Kogyosha Co., Ltd.	2,400	30,152
Asahi Net, Inc.	5,000	21,384
Asahi Printing Co., Ltd.	400	2,459
ASAHI YUKIZAI Corp.	5,000	73,699
Asahipen Corp.	400	5,232
Asanuma Corp.	2,400	94,842
Asax Co., Ltd.	5,400	24,066
Ascentech K.K.	1,400	6,372

Japan—(Continued)
Ashimori Industry Co., Ltd.	1,600	12,239
Asia Pile Holdings Corp.	3,800	12,797
ASKA Pharmaceutical Holdings Co., Ltd.	7,500	55,595
ASKUL Corp.	7,500	89,476
Astena Holdings Co., Ltd.	9,000	29,600
Asteria Corp.	2,100	15,310
Atrae, Inc. (a)	3,200	41,079
Atsugi Co., Ltd. (a)	6,100	22,894
Aucnet, Inc. (d)	2,700	41,006
Autobacs Seven Co., Ltd.	20,400	210,267
Aval Data Corp.	500	10,101
Avant Corp.	5,800	57,143
Avantia Co., Ltd.	3,000	18,423
Avex, Inc.	7,600	75,558
Awa Bank, Ltd. (The)	10,300	153,487
Axell Corp.	3,800	21,892
Axial Retailing, Inc.	5,100	117,339
Axyz Co., Ltd. (d)	500	11,844
Bando Chemical Industries, Ltd.	12,000	81,512
Bank of Iwate, Ltd. (The)	5,400	79,951
Bank of Kochi, Ltd. (The)	1,600	8,483
Bank of Nagoya, Ltd. (The)	4,200	96,468
Bank of Saga, Ltd. (The)	5,100	55,314
Bank of the Ryukyus, Ltd.	15,800	91,927
Baroque Japan, Ltd.	3,100	18,608
Beauty Garage, Inc.	800	14,832
Beenos, Inc.	1,900	33,193
Belc Co., Ltd.	2,800	106,719
Bell System24 Holdings, Inc.	8,200	83,770
Belluna Co., Ltd. (d)	16,800	92,299
Benesse Holdings, Inc.	14,300	231,657
Bengo4.com, Inc. (a)	1,400	39,340
Bic Camera, Inc.	18,000	155,535
Bike O & Co., Ltd.	1,600	14,179
BML, Inc.	7,200	187,175
Bookoff Group Holdings, Ltd. (d)	3,500	25,989
Bourbon Corp.	2,100	33,279
BP Castrol KK (d)	2,600	21,717
Br Holdings Corp.	7,400	17,461
BrainPad, Inc. (a)	3,300	24,185
Broadleaf Co., Ltd.	24,600	80,043
Bull-Dog Sauce Co., Ltd. (d)	1,200	16,542
Bunka Shutter Co., Ltd.	19,000	139,829
Business Brain Showa-Ota, Inc.	2,600	26,376
Business Engineering Corp.	800	13,393
BuySell Technologies Co., Ltd. (d)	400	12,524
C Uyemura & Co., Ltd.	4,800	181,553
C.I. Takiron Corp.	16,300	64,789
CAC Holdings Corp.	4,400	44,450
Can Do Co., Ltd.	200	3,187
Canare Electric Co., Ltd. (d)	800	9,304
Canon Electronics, Inc.	6,000	67,650
Careerlink Co., Ltd.	1,000	14,282
Carenet, Inc. (d)	3,600	24,186
Carlit Holdings Co., Ltd.	7,300	36,723
Carta Holdings, Inc. (d)	900	12,024
Casa, Inc.	1,000	6,415

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Cawachi, Ltd.	4,000	$63,199
CDS Co., Ltd. (d)	700	9,833
CellSource Co., Ltd. (a) (d)	600	16,995
Central Automotive Products, Ltd.	3,000	51,894
Central Glass Co., Ltd.	10,900	247,953
Central Security Patrols Co., Ltd. (d)	2,300	45,979
Central Sports Co., Ltd.	2,400	44,184
Ceres, Inc.	1,600	13,687
Charm Care Corp. (d)	3,800	26,831
Chiba Kogyo Bank, Ltd. (The)	16,000	30,321
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	21,868
Chino Corp.	2,700	32,999
Chiyoda Co., Ltd.	5,800	33,102
Chiyoda Corp. (a) (d)	38,700	122,836
Chiyoda Integre Co., Ltd.	3,900	55,271
Chofu Seisakusho Co., Ltd.	5,700	74,093
Chori Co., Ltd.	4,300	61,988
Chubu Shiryo Co., Ltd.	6,800	52,382
Chudenko Corp.	8,200	129,260
Chuetsu Pulp & Paper Co., Ltd.	1,900	12,692
Chugai Ro Co., Ltd.	1,400	17,269
Chugoku Bank, Ltd. (The)	36,700	265,856
Chugoku Marine Paints, Ltd. (d)	13,000	84,458
Chukyo Bank, Ltd. (The)	3,900	48,541
Chuo Gyorui Co., Ltd.	200	4,342
Chuo Spring Co., Ltd.	4,300	21,947
Citizen Watch Co., Ltd.	83,700	338,891
CKD Corp.	9,700	123,716
Cleanup Corp.	7,300	30,757
CMIC Holdings Co., Ltd.	3,900	41,236
CMK Corp.	15,500	48,943
COLOPL, Inc.	7,200	34,781
Colowide Co., Ltd. (d)	10,400	140,804
Como Co., Ltd. (d)	400	7,762
Computer Engineering & Consulting, Ltd.	8,200	69,208
Computer Institute of Japan, Ltd.	4,080	21,961
Comture Corp. (d)	5,900	114,167
CONEXIO Corp.	4,600	45,039
Core Corp.	2,500	27,162
Corona Corp.	4,400	26,600
Cosel Co., Ltd.	8,100	48,861
Cosmo Energy Holdings Co., Ltd.	11,900	330,622
Cosmos Initia Co., Ltd.	3,500	11,648
Cota Co., Ltd.	4,977	55,440
CRE, Inc.	800	9,953
Create Medic Co., Ltd.	1,800	13,378
Create Restaurants Holdings, Inc.	18,400	126,730
Create SD Holdings Co., Ltd.	5,000	110,292
Credit Saison Co., Ltd.	33,300	382,478
Creek & River Co., Ltd.	3,900	58,958
Cresco, Ltd.	4,000	55,459
CROOZ, Inc. (a)	1,300	7,325
Cross Cat Co., Ltd.	1,400	9,805
CTI Engineering Co., Ltd.	3,900	74,573
CTS Co., Ltd.	7,700	45,369
Cube System, Inc.	2,500	16,663
Curves Holdings Co., Ltd.	9,400	45,766

Japan—(Continued)
Cyber Com Co., Ltd.	1,100	10,714
Cybernet Systems Co., Ltd.	2,200	12,980
Cybozu, Inc. (d)	5,300	36,369
Dai Nippon Toryo Co., Ltd.	7,800	40,780
Dai-Dan Co., Ltd.	4,600	71,669
Daicel Corp.	40,500	250,638
Daido Kogyo Co., Ltd.	2,000	11,799
Daido Metal Co., Ltd.	13,400	51,393
Daido Steel Co., Ltd.	7,600	195,919
Daidoh, Ltd. (a)	200	199
Daihatsu Diesel Manufacturing Co., Ltd.	6,700	21,985
Daihen Corp.	5,600	173,103
Daiho Corp.	4,200	142,602
Daiichi Jitsugyo Co., Ltd.	2,800	68,750
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	43,567
Daiken Corp.	4,100	55,381
Daiken Medical Co., Ltd.	4,400	15,800
Daiki Aluminium Industry Co., Ltd. (d)	9,000	79,296
Daiki Axis Co., Ltd. (d)	1,300	6,969
Daiko Denshi Tsushin, Ltd.	1,300	4,850
Daikoku Denki Co., Ltd.	2,700	24,622
Daikokutenbussan Co., Ltd.	1,300	37,389
Daikyonishikawa Corp.	11,600	44,574
Dainichi Co., Ltd.	4,100	19,466
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	51,403
Daiohs Corp.	900	7,245
Daiseki Co., Ltd.	12,839	401,590
Daishi Hokuetsu Financial Group, Inc.	10,300	190,476
Daishinku Corp.	10,400	69,007
Daisue Construction Co., Ltd.	2,300	25,743
Daito Bank, Ltd. (The)	5,200	25,382
Daito Pharmaceutical Co., Ltd.	3,960	81,290
Daitron Co., Ltd.	2,400	31,330
Daiwa Industries, Ltd. (d)	11,000	89,248
Daiwabo Holdings Co., Ltd.	26,000	339,270
DCM Holdings Co., Ltd.	33,100	253,290
Dear Life Co., Ltd.	7,500	31,687
Delica Foods Holdings Co., Ltd.	600	2,309
DeNA Co., Ltd.	19,200	267,463
Densan System Holdings Co., Ltd.	1,700	28,381
Denyo Co., Ltd.	4,800	56,285
Dexerials Corp.	15,300	403,867
DIC Corp. (d)	12,400	219,965
Digital Arts, Inc.	2,900	124,305
Digital Garage, Inc.	7,800	211,209
Digital Holdings, Inc.	2,100	18,908
Digital Information Technologies Corp.	2,100	21,014
Dip Corp.	7,700	213,315
Direct Marketing MiX, Inc.	1,700	21,587
DKK Co., Ltd.	3,300	56,678
DKS Co., Ltd.	2,800	44,077
DMG Mori Co., Ltd. (d)	28,400	352,073
DMW Corp.	700	15,941
Doshisha Co., Ltd.	7,400	85,721
Double Standard, Inc.	1,400	19,331
Doutor Nichires Holdings Co., Ltd.	7,600	86,296
Drecom Co., Ltd. (d)	2,700	12,912

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
DTS Corp.	11,700	$260,164
Duskin Co., Ltd.	12,500	266,510
DyDo Group Holdings, Inc.	3,200	118,671
Dynic Corp.	3,200	14,982
E-Guardian, Inc.	2,400	49,449
Eagle Industry Co., Ltd.	7,800	56,369
Earth Corp.	3,100	118,882
EAT&Holdings Co., Ltd.	1,400	24,555
Ebara Foods Industry, Inc.	700	15,685
Ebara Jitsugyo Co., Ltd.	3,000	48,819
Ebase Co., Ltd.	4,800	18,804
Eco’s Co., Ltd.	2,100	33,935
EDION Corp.	22,500	211,167
EF-ON, Inc.	6,100	24,606
eGuarantee, Inc.	8,200	129,628
Ehime Bank, Ltd. (The)	11,400	75,566
Eidai Co., Ltd.	10,000	19,316
Eiken Chemical Co., Ltd.	7,500	98,539
Eizo Corp.	4,400	122,326
Elan Corp.	8,200	63,222
Elecom Co., Ltd.	11,700	131,509
Elematec Corp.	6,800	63,081
en-japan, Inc.	7,300	95,393
Endo Lighting Corp.	2,600	14,784
Enigmo, Inc.	6,400	22,522
Enplas Corp. (d)	2,500	58,432
Entrust, Inc.	1,500	6,340
eRex Co., Ltd.	8,000	129,517
ES-Con Japan, Ltd.	6,700	37,795
Escrow Agent Japan, Inc.	5,100	6,131
Eslead Corp.	2,700	33,113
ESPEC Corp.	6,500	82,804
Exedy Corp.	9,100	115,489
EXEO Group, Inc.	5,500	86,109
Ezaki Glico Co., Ltd. (d)	8,800	254,637
F&M Co., Ltd.	1,600	23,366
F-Tech, Inc.	6,000	23,289
Faith, Inc.	2,680	11,764
FALCO HOLDINGS Co., Ltd.	3,100	46,692
FAN Communications, Inc.	1,800	5,110
FCC Co., Ltd.	10,500	104,381
FDK Corp. (a)	3,600	20,899
Feed One Co., Ltd.	8,276	41,614
Ferrotec Holdings Corp. (d)	10,400	194,995
FFRI Security, Inc. (a)	1,000	7,674
Fibergate, Inc. (d)	1,800	12,628
FIDEA Holdings Co., Ltd.	6,250	59,264
Fields Corp.	6,000	40,142
Financial Products Group Co., Ltd.	7,400	49,452
FINDEX, Inc.	3,900	18,750
First Bank of Toyama, Ltd. (The)	10,700	32,661
First Brothers Co., Ltd.	900	5,747
First Juken Co., Ltd.	1,600	12,893
First-corp, Inc.	1,600	8,742
Fixstars Corp.	4,100	28,771
FJ Next Holdings Co., Ltd. (d)	3,800	29,925
Focus Systems Corp.	2,900	19,034

Japan—(Continued)
Forval Corp.	1,900	11,446
Foster Electric Co., Ltd.	7,400	39,843
FP Corp.	7,100	148,394
France Bed Holdings Co., Ltd.	9,300	62,190
FreakOut Holdings, Inc. (a)	800	10,326
Freebit Co., Ltd. (d)	2,100	12,437
Freund Corp.	2,400	13,376
FTGroup Co., Ltd.	1,500	9,973
Fudo Tetra Corp.	6,030	68,562
Fuji Co., Ltd. (d)	6,700	105,001
Fuji Corp.	15,100	222,820
Fuji Corp., Ltd.	8,600	41,532
Fuji Corp/Miyagi	2,300	20,758
Fuji Kyuko Co., Ltd. (d)	4,000	123,921
Fuji Media Holdings, Inc.	6,900	58,470
Fuji Oil Co., Ltd.	21,100	50,809
Fuji Oil Holdings, Inc.	10,600	167,433
Fuji Pharma Co., Ltd.	4,600	32,017
Fuji Seal International, Inc. (d)	12,100	131,548
Fuji Soft, Inc. (d)	4,900	280,417
Fujibo Holdings, Inc.	3,300	78,967
Fujicco Co., Ltd.	6,500	95,542
Fujikura Composites, Inc.	5,800	38,727
Fujikura Kasei Co., Ltd.	9,500	32,363
Fujikura, Ltd.	76,500	434,139
Fujimi, Inc.	3,300	138,543
Fujimori Kogyo Co., Ltd.	4,900	125,579
Fujisash Co., Ltd.	24,500	12,464
Fujishoji Co., Ltd.	1,300	8,174
Fujitec Co., Ltd.	1,100	24,445
Fujitsu General, Ltd.	7,900	156,738
Fujiya Co., Ltd.	3,300	58,460
FuKoKu Co., Ltd.	5,100	36,704
Fukuda Corp.	2,100	72,193
Fukuda Denshi Co., Ltd.	2,100	114,811
Fukui Bank, Ltd. (The)	5,400	53,671
Fukui Computer Holdings, Inc.	2,700	68,009
Fukushima Bank, Ltd. (The)	11,200	18,499
Fukushima Galilei Co., Ltd.	3,800	96,684
Fukuyama Transporting Co., Ltd.	3,200	72,706
FULLCAST Holdings Co., Ltd.	5,400	86,364
Funai Soken Holdings, Inc. (d)	10,370	164,990
Furukawa Battery Co., Ltd. (The)	5,000	44,763
Furukawa Co., Ltd.	10,500	92,761
Furukawa Electric Co., Ltd.	20,900	343,495
Furuno Electric Co., Ltd.	8,400	62,572
Furuya Metal Co., Ltd. (d)	1,100	68,859
Furyu Corp.	4,300	35,776
Fuso Chemical Co., Ltd.	4,600	120,483
Fuso Pharmaceutical Industries, Ltd.	2,600	41,124
Futaba Corp.	10,200	50,027
Futaba Industrial Co., Ltd.	19,600	55,513
Future Corp. (d)	11,200	114,286
Fuyo General Lease Co., Ltd.	5,100	289,620
G-7 Holdings, Inc.	5,800	61,389
G-Tekt Corp.	7,700	72,355
Gakken Holdings Co., Ltd.	6,400	45,017

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Gakkyusha Co., Ltd.	2,800	$32,743
Gecoss Corp.	4,600	28,050
Genki Sushi Co., Ltd.	1,600	29,966
Genky DrugStores Co., Ltd. (d)	2,400	59,376
Geo Holdings Corp.	8,100	73,759
Gift Holdings, Inc.	800	12,636
GL Sciences, Inc.	1,300	23,053
GLOBERIDE, Inc.	5,200	81,637
Glory, Ltd.	13,000	196,357
GMO Financial Gate, Inc.	200	18,030
GMO Financial Holdings, Inc. (d)	8,000	45,833
GMO GlobalSign Holdings K.K. (d)	1,000	36,176
GMO Pepabo, Inc. (d)	700	10,223
Godo Steel, Ltd. (a)	3,500	34,615
Goldcrest Co., Ltd.	6,230	79,061
Golf Digest Online, Inc.	900	9,124
Good Com Asset Co., Ltd.	1,600	14,928
Grandy House Corp.	3,600	14,176
gremz, Inc.	900	9,916
GS Yuasa Corp.	15,900	249,043
GSI Creos Corp.	3,600	37,274
Gun-Ei Chemical Industry Co., Ltd.	1,800	34,020
GungHo Online Entertainment, Inc.	10,500	185,475
Gunma Bank, Ltd. (The)	84,300	237,973
Gunze, Ltd.	4,800	130,252
H-One Co., Ltd.	6,000	26,375
H.U. Group Holdings, Inc.	14,400	312,795
H2O Retailing Corp.	24,100	186,816
HABA Laboratories, Inc.	700	12,627
Hachijuni Bank, Ltd. (The)	67,100	247,384
Hagihara Industries, Inc. (d)	4,000	32,003
Hagiwara Electric Holdings Co., Ltd.	2,400	35,656
Hakudo Co., Ltd.	2,400	41,010
Hakuto Co., Ltd. (d)	4,900	91,480
Halows Co., Ltd.	1,600	35,746
Hamakyorex Co., Ltd.	5,600	118,351
Hamee Corp. (d)	1,800	14,437
Handsman Co., Ltd.	800	5,691
Hanwa Co., Ltd.	10,000	209,867
Happinet Corp.	5,000	58,621
Hard Off Corp. Co., Ltd.	3,700	24,935
Harima Chemicals Group, Inc.	4,300	23,908
Haruyama Holdings, Inc. (a) (d)	5,400	17,822
Hashimoto Sogyo Holdings Co. Ltd.	700	10,116
Hazama Ando Corp.	54,490	338,681
Hearts United Group Co., Ltd.	2,600	32,862
Heiwa Corp.	11,400	169,197
Heiwa Real Estate Co., Ltd.	9,700	278,252
Heiwado Co., Ltd.	8,700	128,094
Helios Techno Holding Co., Ltd.	2,900	6,670
Hennge KK (a)	600	3,842
HI-LEX Corp.	5,500	45,709
Hibiya Engineering, Ltd.	5,800	83,046
Himaraya Co., Ltd. (d)	2,600	19,018
Hioki EE Corp. (d)	3,000	140,575
Hirakawa Hewtech Corp.	2,000	15,885
Hirano Tecseed Co., Ltd.	1,300	16,148

Japan—(Continued)
Hirata Corp.	1,000	31,018
Hirogin Holdings, Inc.	64,700	301,490
Hirose Tusyo, Inc.	300	5,404
Hiroshima Electric Railway Co., Ltd. (a)	1,500	9,231
Hiroshima Gas Co., Ltd.	7,000	16,773
Hisaka Works, Ltd.	7,000	43,208
Hitachi Zosen Corp.	50,600	318,737
Hito Communications Holdings, Inc.	1,700	19,003
Hochiki Corp.	4,600	43,689
Hodogaya Chemical Co., Ltd.	1,800	43,816
Hogy Medical Co., Ltd. (d)	6,000	133,204
Hokkaido Electric Power Co., Inc.	53,500	194,517
Hokkaido Gas Co., Ltd.	5,400	66,835
Hokkan Holdings, Ltd.	3,300	29,854
Hokko Chemical Industry Co., Ltd.	7,000	47,089
Hokkoku Financial Holdings, Inc.	7,200	245,217
Hokuetsu Corp.	29,900	154,026
Hokuetsu Industries Co., Ltd.	7,000	44,018
Hokuhoku Financial Group, Inc.	37,300	230,338
Hokuriku Electric Industry Co., Ltd.	2,800	22,551
Hokuriku Electric Power Co.	47,000	184,362
Hokuriku Electrical Construction Co., Ltd.	3,600	19,856
Hokuriku Gas Co., Ltd.	1,000	20,492
Hokuto Corp.	7,100	101,170
Honda Tsushin Kogyo Co., Ltd. (d)	6,100	23,974
Honeys Holdings Co., Ltd.	6,930	58,808
Honma Golf, Ltd.	27,000	12,078
Hoosiers Holdings Co., Ltd.	8,000	47,241
Horiba, Ltd.	2,200	93,192
Hoshi Iryo-Sanki Co., Ltd.	300	7,728
Hosiden Corp. (d)	16,400	148,597
Hosokawa Micron Corp.	4,400	84,443
Hotland Co., Ltd. (d)	3,200	31,094
Hotto Link, Inc. (a)	800	2,598
Howa Machinery, Ltd.	4,400	29,616
HPC Systems, Inc.	500	9,311
HS Holdings Co., Ltd.	10,300	98,317
Hyakugo Bank, Ltd. (The)	68,600	165,927
Hyakujushi Bank, Ltd. (The)	5,800	72,398
I’ll, Inc.	900	10,288
I’rom Group Co., Ltd.	2,700	35,596
i-mobile Co., Ltd. (d)	1,800	19,075
I-NE Co., Ltd. (a)	400	12,264
I-Net Corp.	3,520	31,848
I-PEX, Inc.	3,100	29,092
IBJ, Inc.	4,900	27,330
Ichigo, Inc.	33,400	77,101
Ichiken Co., Ltd.	1,800	24,190
Ichikoh Industries, Ltd.	9,000	23,169
Ichimasa Kamaboko Co., Ltd.	1,100	6,572
ICHINEN HOLDINGS Co., Ltd.	7,400	66,740
Ichiyoshi Securities Co., Ltd.	12,600	60,298
Icom, Inc.	2,600	46,746
ID Holdings Corp.	3,899	23,746
Idec Corp.	7,500	154,711
IDOM, Inc.	20,400	111,902
Ihara Science Corp.	1,800	28,115

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Iino Kaiun Kaisha, Ltd.	23,200	$117,053
IJTT Co., Ltd.	9,000	34,776
Ikegami Tsushinki Co., Ltd.	2,600	11,721
Imagica Group, Inc.	4,500	24,872
Imasen Electric Industrial (d)	2,000	8,627
Imuraya Group Co., Ltd.	2,900	48,944
Inaba Denki Sangyo Co., Ltd.	15,300	300,776
Inaba Seisakusho Co., Ltd. (d)	3,200	32,771
Inabata & Co., Ltd.	13,000	212,458
Inageya Co., Ltd. (d)	2,000	18,256
Ines Corp.	7,300	87,073
Infocom Corp.	4,500	67,487
Infomart Corp.	44,600	122,289
Information Services International-Dentsu, Ltd.	4,800	141,109
INFRONEER Holdings, Inc.	40,175	285,864
Innotech Corp.	3,900	37,448
Insource Co., Ltd. (d)	5,600	93,905
Intage Holdings, Inc. (d)	11,600	109,172
Intelligent Wave, Inc. (d)	3,400	19,683
Inter Action Corp. (d)	2,700	37,126
Inui Global Logistics Co., Ltd.	1,300	16,773
IR Japan Holdings, Ltd.	2,000	30,009
Iriso Electronics Co., Ltd.	5,500	129,612
ISB Corp.	400	2,980
Ise Chemicals Corp.	1,000	29,525
Iseki & Co., Ltd.	5,700	49,306
Ishihara Chemical Co., Ltd.	1,200	11,193
Ishihara Sangyo Kaisha, Ltd.	12,200	90,018
Ishii Iron Works Co., Ltd.	900	19,592
Ishizuka Glass Co., Ltd.	500	5,993
Itfor, Inc.	7,800	43,771
ITmedia, Inc.	1,500	17,752
Itochu Enex Co., Ltd.	17,400	134,753
Itochu-Shokuhin Co., Ltd.	2,000	72,246
Itoham Yonekyu Holdings, Inc. (d)	29,500	150,011
Itoki Corp.	15,600	41,992
Itokuro, Inc. (a)	1,900	5,401
IwaiCosmo Holdings, Inc.	6,200	57,372
Iwaki Co., Ltd.	1,300	8,932
Iwasaki Electric Co., Ltd.	2,500	48,002
Iwatsuka Confectionery Co., Ltd.	1,000	29,405
Iyo Bank, Ltd. (The)	61,000	299,561
Izumi Co., Ltd.	7,400	166,703
J Front Retailing Co., Ltd.	22,700	194,207
J Trust Co., Ltd.	21,200	68,975
J-Lease Co., Ltd.	600	8,813
J-Oil Mills, Inc.	6,600	78,240
J-Stream, Inc.	1,000	5,196
JAC Recruitment Co., Ltd.	3,900	49,996
Jaccs Co., Ltd.	6,100	150,934
JAFCO Group Co., Ltd.	27,900	336,765
JANOME Corp.	7,099	37,477
Japan Aviation Electronics Industry, Ltd.	15,200	229,080
Japan Cash Machine Co., Ltd.	4,300	21,156
Japan Communications, Inc. (a)	22,400	33,207
Japan Electronic Materials Corp.	2,400	28,403
Japan Elevator Service Holdings Co., Ltd.	11,700	121,925

Japan—(Continued)
Japan Foundation Engineering Co., Ltd.	7,900	34,660
Japan Investment Adviser Co., Ltd. (d)	3,200	30,348
Japan Lifeline Co., Ltd.	15,500	104,496
Japan Material Co., Ltd.	14,400	205,828
Japan Medical Dynamic Marketing, Inc.	4,400	51,686
Japan Oil Transportation Co., Ltd.	700	12,823
Japan Petroleum Exploration Co., Ltd.	11,400	268,359
Japan Property Management Center Co., Ltd.	4,100	31,168
Japan Pulp & Paper Co., Ltd.	3,700	104,069
Japan Pure Chemical Co., Ltd.	500	8,342
Japan Securities Finance Co., Ltd.	24,000	150,981
Japan Transcity Corp.	12,000	43,535
Japan Wool Textile Co., Ltd. (The)	17,100	124,190
Jastec Co., Ltd.	4,300	36,877
JBCC Holdings, Inc.	5,300	61,829
JCR Pharmaceuticals Co., Ltd.	1,900	32,448
JCU Corp. (d)	5,700	142,315
JFE Systems, Inc.	700	11,767
JIG-SAW, Inc. (a) (d)	900	39,928
Jimoto Holdings, Inc.	6,790	28,237
JINS Holdings, Inc.	3,200	100,548
JINUSHI Co., Ltd.	3,500	52,204
JK Holdings Co., Ltd.	5,600	39,198
JM Holdings Co., Ltd.	3,200	37,465
JMS Co., Ltd.	6,400	26,240
Joban Kosan Co., Ltd. (a)	1,700	15,918
Joshin Denki Co., Ltd.	5,700	81,717
Joyful Honda Co., Ltd. (d)	7,500	87,598
JP-Holdings, Inc.	17,900	33,264
JSB Co., Ltd.	1,000	23,485
JSP Corp.	3,900	40,115
Juki Corp.	7,200	37,455
Juroku Financial Group, Inc.	9,700	167,362
JVC Kenwood Corp.	53,300	69,410
K&O Energy Group, Inc.	5,400	59,688
K’s Holdings Corp.	26,800	261,160
Kadoya Sesame Mills, Inc.	800	20,655
Kaga Electronics Co., Ltd.	5,900	131,876
Kagome Co., Ltd.	5,200	126,917
Kaken Pharmaceutical Co., Ltd.	6,800	191,281
Kakiyasu Honten Co., Ltd.	2,500	44,254
Kamakura Shinsho, Ltd. (d)	3,700	15,494
Kameda Seika Co., Ltd.	3,500	124,344
Kamei Corp.	7,700	59,677
Kanaden Corp.	6,300	47,298
Kanagawa Chuo Kotsu Co., Ltd.	2,400	61,459
Kanamic Network Co., Ltd.	4,200	17,253
Kanamoto Co., Ltd.	9,900	140,542
Kandenko Co., Ltd.	21,900	136,607
Kaneka Corp.	6,400	157,675
Kaneko Seeds Co., Ltd.	1,300	15,240
Kanematsu Corp.	24,900	245,888
Kanematsu Electronics, Ltd.	3,100	92,120
Kanemi Co., Ltd.	100	2,041
Kanto Denka Kogyo Co., Ltd.	15,000	97,722
Kasai Kogyo Co., Ltd. (a)	8,600	16,746
Katakura & Co-op Agri Corp.	1,600	15,290

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Katakura Industries Co., Ltd.	7,800	$116,453
Katitas Co., Ltd.	2,600	56,053
Kato Sangyo Co., Ltd.	7,100	170,408
Kato Works Co., Ltd.	3,800	22,445
Kawada Technologies, Inc.	1,500	38,819
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	30,643
KeePer Technical Laboratory Co., Ltd. (d)	3,000	78,148
Keihanshin Building Co., Ltd.	10,600	102,636
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	22,928
Keiyo Bank, Ltd. (The)	33,200	116,785
Keiyo Co., Ltd.	10,600	70,894
Kenko Mayonnaise Co., Ltd.	4,100	43,739
KFC Holdings Japan, Ltd.	4,000	83,829
KH Neochem Co., Ltd. (d)	9,400	172,489
Ki-Star Real Estate Co., Ltd. (d)	3,000	104,022
Kimoto Co., Ltd. (d)	14,900	24,392
Kimura Chemical Plants Co., Ltd. (d)	3,300	17,234
King Jim Co., Ltd.	1,400	9,041
Kinki Sharyo Co., Ltd. (The)	1,200	10,228
Kintetsu World Express, Inc.	11,200	344,417
Kissei Pharmaceutical Co., Ltd.	8,100	158,533
Kita-Nippon Bank, Ltd. (The)	2,900	34,188
Kitagawa Corp.	3,100	31,594
Kitano Construction Corp.	1,400	22,069
Kitanotatsujin Corp.	14,100	21,222
Kito Corp.	5,900	115,134
Kitz Corp.	19,100	89,185
Kiyo Bank, Ltd. (The) (d)	18,700	183,814
KLab, Inc. (a)	10,600	46,838
Koa Corp.	8,400	100,218
Koatsu Gas Kogyo Co., Ltd.	11,100	54,031
Kobe Electric Railway Co., Ltd. (a) (d)	1,400	33,612
Kobe Steel, Ltd.	63,920	290,291
Kohnan Shoji Co., Ltd.	7,600	205,104
Kohsoku Corp.	4,000	45,004
Koike Sanso Kogyo Co., Ltd.	700	9,713
Kojima Co., Ltd.	7,800	37,577
Kokusai Pulp & Paper Co., Ltd.	3,700	12,855
Kokuyo Co., Ltd. (d)	21,700	274,936
KOMAIHALTEC, Inc.	1,800	22,019
Komatsu Seiren Co., Ltd. (d)	4,200	34,842
Komatsu Wall Industry Co., Ltd.	2,700	38,143
KOMEDA Holdings Co., Ltd.	10,500	178,133
Komehyo Holdings Co., Ltd.	1,300	27,863
Komeri Co., Ltd.	11,000	213,866
Komori Corp.	14,100	85,077
Konaka Co., Ltd. (d)	7,300	17,922
Kondotec, Inc.	6,900	52,144
Konica Minolta, Inc.	115,700	386,495
Konishi Co., Ltd.	9,900	112,328
Konoike Transport Co., Ltd.	6,900	64,584
Konoshima Chemical Co., Ltd.	600	4,917
Kosaido Holdings Co., Ltd. (a)	3,700	30,073
Kotobukiya Co., Ltd.	500	16,458
Kozo Keikaku Engineering, Inc.	1,200	22,585
Krosaki Harima Corp.	1,600	50,618
KRS Corp.	4,400	37,380

Japan—(Continued)
KU Holdings Co., Ltd.	6,700	51,883
Kumagai Gumi Co., Ltd.	11,000	223,121
Kumiai Chemical Industry Co., Ltd.	10,995	89,376
Kunimine Industries Co., Ltd.	1,200	8,237
Kurabo Industries, Ltd.	5,600	80,194
Kureha Corp. (d)	4,700	330,196
Kurimoto, Ltd.	2,800	34,040
Kuriyama Holdings Corp.	2,300	14,995
Kusuri no. Aoki Holdings Co., Ltd.	3,400	145,416
KYB Corp.	6,400	146,108
Kyoden Co., Ltd.	6,500	26,668
Kyodo Printing Co., Ltd.	2,600	47,634
Kyoei Steel, Ltd.	6,700	68,284
Kyokuto Boeki Kaisha, Ltd.	1,800	35,153
Kyokuto Kaihatsu Kogyo Co., Ltd.	9,800	103,880
Kyokuto Securities Co., Ltd.	7,600	38,665
Kyokuyo Co., Ltd.	3,500	89,162
KYORIN Holdings, Inc.	12,800	167,414
Kyoritsu Printing Co., Ltd.	6,800	7,172
Kyosan Electric Manufacturing Co., Ltd.	16,000	50,977
Kyowa Electronic Instruments Co., Ltd.	8,000	18,404
Kyowa Leather Cloth Co., Ltd.	3,300	13,773
Kyudenko Corp.	8,400	169,968
Kyushu Financial Group, Inc.	80,900	231,485
LAC Co., Ltd.	5,900	33,675
Lacto Japan Co., Ltd.	1,400	21,656
LEC, Inc.	8,800	41,530
Life Corp.	2,800	53,457
LIFULL Co., Ltd.	17,000	20,441
Like, Inc.	2,100	35,744
Linical Co., Ltd.	2,600	15,455
Link And Motivation, Inc. (d)	8,900	31,325
Lintec Corp.	10,500	178,030
LITALICO, Inc.	4,000	63,030
Look Holdings, Inc.	2,200	27,175
M&A Capital Partners Co., Ltd. (a)	3,600	94,707
m-up Holdings, Inc.	3,600	32,748
Mabuchi Motor Co., Ltd. (d)	10,900	280,979
Macnica Fuji Electronics Holdings, Inc.	14,550	280,737
Macromill, Inc. (d)	13,700	90,685
Maeda Kosen Co., Ltd.	5,100	110,556
Maezawa Kasei Industries Co., Ltd.	4,300	40,516
Maezawa Kyuso Industries Co., Ltd.	5,800	38,099
Makino Milling Machine Co., Ltd.	7,000	217,639
Management Solutions Co., Ltd. (a)	1,800	30,392
Mandom Corp.	8,900	104,567
Mani, Inc.	17,100	166,372
MarkLines Co., Ltd.	3,000	46,792
Mars Group Holdings Corp.	3,600	43,795
Marubun Corp. (d)	6,100	32,625
Marudai Food Co., Ltd.	6,700	75,824
Marufuji Sheet Piling Co., Ltd.	1,300	18,370
Maruha Nichiro Corp.	12,000	225,979
Maruichi Steel Tube, Ltd.	5,700	120,557
MARUKA FURUSATO Corp. (d)	3,793	68,067
Marumae Co., Ltd. (d)	2,500	36,810
Marusan Securities Co., Ltd.	19,700	70,955

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Maruwa Co., Ltd.	2,600	$294,991
Maruwa Unyu Kikan Co., Ltd.	4,900	48,387
Maruyama Manufacturing Co., Inc.	1,500	16,843
Maruzen CHI Holdings Co., Ltd.	11,900	33,184
Maruzen Co. Ltd/Taito ward	900	11,695
Maruzen Showa Unyu Co., Ltd.	3,600	81,104
Marvelous, Inc.	9,500	47,075
Matching Service Japan Co., Ltd.	1,200	7,859
Matsuda Sangyo Co., Ltd.	5,000	74,177
Matsui Construction Co., Ltd.	6,400	30,350
Matsui Securities Co., Ltd.	24,900	147,767
Max Co., Ltd.	8,400	99,802
Maxel,l Ltd.	15,300	148,707
Maxvalu Tokai Co., Ltd.	3,500	69,857
MCJ Co., Ltd. (d)	17,300	111,872
Mebuki Financial Group, Inc.	46,700	91,915
MEC Co., Ltd. (d)	4,200	68,933
Media Do Co., Ltd.	2,100	25,929
Medical Data Vision Co., Ltd. (d)	6,800	50,785
Medical System Network Co., Ltd.	7,000	22,353
Medikit Co., Ltd.	1,300	21,345
Medius Holdings Co., Ltd. (d)	1,800	12,675
MedPeer, Inc. (a)	2,600	35,586
Megachips Corp.	4,800	111,778
Megmilk Snow Brand Co., Ltd.	14,000	187,236
Meidensha Corp. (d)	10,100	148,258
Meiji Electric Industries Co., Ltd.	1,000	8,096
Meiji Shipping Co., Ltd. (d)	4,300	32,036
Meiko Electronics Co., Ltd.	6,300	146,366
Meisei Industrial Co., Ltd.	11,600	60,219
Meitec Corp.	18,900	304,864
Meito Sangyo Co., Ltd.	3,000	36,286
Meiwa Corp. (d)	8,100	45,667
Meiwa Estate Co., Ltd.	5,200	24,387
Melco Holdings, Inc.	1,500	38,410
Members Co., Ltd.	1,800	33,664
Menicon Co., Ltd.	14,300	328,657
Mercuria Holdings Co., Ltd.	2,100	10,032
Metaps, Inc. (a)	1,300	5,677
MetaReal Corp. (a) (d)	1,400	11,906
METAWATER Co., Ltd.	3,600	53,417
Micronics Japan Co., Ltd.	6,300	57,070
Mie Kotsu Group Holdings, Inc.	8,600	31,259
Mikuni Corp.	7,300	20,302
Milbon Co., Ltd.	6,720	236,173
MIMAKI ENGINEERING Co., Ltd.	1,700	6,571
Mimasu Semiconductor Industry Co., Ltd.	4,400	67,811
Ministop Co., Ltd.	5,400	58,241
Miraial Co., Ltd.	2,900	37,768
Mirait Holdings Corp.	24,080	283,653
Miroku Jyoho Service Co., Ltd.	5,500	48,265
Mitani Corp.	22,700	253,235
Mitani Sekisan Co., Ltd.	2,100	66,619
Mito Securities Co., Ltd.	19,600	37,582
Mitsuba Corp.	12,300	36,296
Mitsubishi Kakoki Kaisha, Ltd.	800	11,745
Mitsubishi Logisnext Co., Ltd.	8,400	53,910

Japan—(Continued)
Mitsubishi Logistics Corp.	4,800	114,878
Mitsubishi Materials Corp.	6,100	87,182
Mitsubishi Paper Mills, Ltd. (a)	8,800	19,216
Mitsubishi Pencil Co., Ltd. (d)	8,200	88,667
Mitsubishi Research Institute, Inc.	2,000	60,509
Mitsubishi Shokuhin Co., Ltd.	4,800	134,535
Mitsubishi Steel Manufacturing Co., Ltd.	4,400	30,604
Mitsuboshi Belting, Ltd.	6,700	139,561
Mitsui DM Sugar Holdings Co., Ltd.	6,100	85,717
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	24,900	61,749
Mitsui Matsushima Co., Ltd. (d)	5,200	114,315
Mitsui Mining & Smelting Co., Ltd.	17,000	396,773
Mitsui-Soko Holdings Co., Ltd.	6,100	129,648
Mitsuuroko Group Holdings Co., Ltd. (d)	10,100	69,131
Mixi, Inc.	11,700	194,320
Miyaji Engineering Group, Inc.	1,800	44,926
Miyazaki Bank, Ltd. (The)	5,400	83,294
Miyoshi Oil & Fat Co., Ltd.	2,800	21,117
Mizuho Leasing Co., Ltd.	8,700	199,197
Mizuho Medy Co., Ltd.	500	9,387
Mizuno Corp.	5,800	100,123
Mochida Pharmaceutical Co., Ltd.	4,700	112,794
Modec, Inc. (a)	1,800	15,443
Monex Group, Inc. (d)	45,500	141,770
Money Partners Group Co., Ltd.	7,100	13,717
Monogatari Corp. (The)	2,600	112,390
MORESCO Corp.	2,500	22,968
Morinaga & Co., Ltd.	7,600	243,603
Morinaga Milk Industry Co., Ltd.	7,200	257,752
Moriroku Holdings Co., Ltd.	800	10,519
Morita Holdings Corp.	11,200	108,799
Morito Co., Ltd. (d)	3,400	19,175
Morozoff, Ltd.	1,800	48,462
Mortgage Service Japan, Ltd.	1,200	8,510
Mory Industries, Inc.	1,600	28,562
Mr. Max Holdings, Ltd.	10,500	48,852
MRK Holdings, Inc. (d)	15,600	12,875
MTI, Ltd. (d)	6,800	24,627
Mugen Estate Co., Ltd.	3,300	11,816
Murakami Corp.	2,500	43,729
Musashi Seimitsu Industry Co., Ltd.	13,400	137,529
Musashino Bank, Ltd. (The)	9,500	124,950
Mutoh Holdings Co., Ltd.	900	13,585
NAC Co., Ltd.	3,600	25,969
Nachi-Fujikoshi Corp.	4,200	107,493
Nafco Co., Ltd. (d)	2,600	30,130
Nagano Bank, Ltd. (The)	3,500	35,717
Nagano Keiki Co., Ltd.	4,200	34,520
Nagase & Co., Ltd.	30,600	420,711
Nagatanien Holdings Co., Ltd.	4,000	58,483
Nagawa Co., Ltd.	2,000	119,026
Naigai Trans Line, Ltd.	2,100	29,514
Nakabayashi Co., Ltd.	5,500	20,196
Nakamuraya Co., Ltd.	1,600	37,122
Nakanishi, Inc.	16,800	295,656
Nakano Corp.	4,000	8,818
Nakayama Steel Works, Ltd.	6,300	19,839

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nakayamafuku Co., Ltd.	2,000	$4,792
Namura Shipbuilding Co., Ltd. (a) (d)	18,956	57,760
Nankai Electric Railway Co., Ltd.	14,000	277,517
Nanto Bank, Ltd. (The)	9,200	135,008
Narasaki Sangyo Co., Ltd.	800	10,462
Natori Co., Ltd.	2,600	38,700
NEC Capital Solutions, Ltd.	3,800	57,133
NEC Networks & System Integration Corp.	7,600	102,817
NET One Systems Co., Ltd.	17,000	376,270
Neturen Co., Ltd.	9,800	47,199
New Art Holdings Co., Ltd.	1,235	11,865
New Japan Chemical Co., Ltd.	9,900	18,587
Nextage Co., Ltd. (d)	9,800	168,863
NexTone, Inc. (a)	700	16,804
NF Holdings Corp.	1,600	14,867
NHK Spring Co., Ltd.	49,600	326,796
Nicca Chemical Co., Ltd.	1,400	8,868
Nice Corp.	2,300	27,710
Nichi-iko Pharmaceutical Co., Ltd. (a) (d)	14,900	38,558
Nichia Steel Works, Ltd.	9,100	17,310
Nichias Corp.	16,500	274,563
Nichiban Co., Ltd.	4,000	47,480
Nichicon Corp.	17,900	166,261
Nichiden Corp.	5,200	72,549
Nichiha Corp.	7,900	153,842
Nichimo Co., Ltd.	1,600	27,582
Nichireki Co., Ltd.	8,200	78,458
Nichirin Co., Ltd.	1,400	15,791
Nihon Chouzai Co., Ltd.	3,320	32,215
Nihon Dengi Co., Ltd.	400	9,894
Nihon Flush Co., Ltd.	6,000	44,099
Nihon House Holdings Co., Ltd.	15,000	43,697
Nihon Kagaku Sangyo Co., Ltd.	3,000	22,602
Nihon Kohden Corp.	7,500	153,453
Nihon Nohyaku Co., Ltd.	14,000	71,661
Nihon Parkerizing Co., Ltd.	24,500	161,018
Nihon Plast Co., Ltd.	4,500	15,135
Nihon Tokushu Toryo Co., Ltd.	2,900	21,467
Nihon Yamamura Glass Co., Ltd. (a)	3,800	20,960
Nikkato Corp.	1,700	5,742
Nikkiso Co., Ltd. (d)	16,800	99,375
Nikko Co., Ltd.	9,000	41,044
Nikkon Holdings Co., Ltd.	17,700	280,809
Nippn Corp.	14,300	172,044
Nippon Air Conditioning Services Co., Ltd.	9,600	56,121
Nippon Aqua Co., Ltd.	3,000	12,966
Nippon Beet Sugar Manufacturing Co., Ltd.	3,800	47,826
Nippon Carbide Industries Co., Inc.	2,300	22,756
Nippon Carbon Co., Ltd.	3,000	88,270
Nippon Chemi-Con Corp. (a)	5,900	73,919
Nippon Chemical Industrial Co., Ltd.	2,400	34,117
Nippon Chemiphar Co., Ltd.	800	11,046
Nippon Coke & Engineering Co., Ltd.	61,100	52,210
Nippon Computer Dynamics Co., Ltd.	1,700	8,224
Nippon Concept Corp.	1,500	15,839
Nippon Concrete Industries Co., Ltd.	14,000	27,560
Nippon Denko Co., Ltd. (d)	38,165	97,671

Japan—(Continued)
Nippon Densetsu Kogyo Co., Ltd.	10,300	133,553
Nippon Dry-Chemical Co., Ltd.	1,000	11,102
Nippon Electric Glass Co., Ltd. (d)	13,400	255,236
Nippon Felt Co., Ltd.	8,600	26,422
Nippon Filcon Co., Ltd.	5,200	18,900
Nippon Fine Chemical Co., Ltd.	4,300	60,028
Nippon Gas Co., Ltd.	28,200	400,075
Nippon Hume Corp.	6,700	32,165
Nippon Kayaku Co., Ltd.	21,700	174,944
Nippon Kodoshi Corp. (d)	1,600	22,683
Nippon Koei Co., Ltd.	4,200	100,834
Nippon Light Metal Holdings Co., Ltd.	16,500	181,788
Nippon Paper Industries Co., Ltd.	26,600	188,670
Nippon Parking Development Co., Ltd.	65,100	81,790
Nippon Pillar Packing Co., Ltd.	6,500	130,260
Nippon Piston Ring Co., Ltd.	3,200	29,994
Nippon Rietec Co., Ltd.	3,700	26,576
Nippon Road Co., Ltd. (The)	969	45,364
Nippon Seiki Co., Ltd.	15,000	95,187
Nippon Seisen Co., Ltd.	700	21,753
Nippon Sharyo, Ltd.	2,600	39,716
Nippon Sheet Glass Co., Ltd. (a)	10,700	30,155
Nippon Shokubai Co., Ltd.	2,600	100,669
Nippon Signal Co., Ltd. (d)	17,500	126,858
Nippon Soda Co., Ltd.	6,700	215,663
Nippon Steel Trading Corp.	4,596	172,514
Nippon Suisan Kaisha, Ltd.	80,800	341,381
Nippon Systemware Co., Ltd.	1,900	32,514
Nippon Thompson Co., Ltd.	15,700	59,776
Nippon Yakin Kogyo Co., Ltd.	4,100	63,893
Nipro Corp.	34,200	269,110
Nishi-Nippon Financial Holdings, Inc.	35,700	197,473
Nishi-Nippon Railroad Co., Ltd.	13,600	290,973
Nishikawa Rubber Co., Ltd.	1,200	10,753
Nishimatsu Construction Co., Ltd. (d)	15,600	467,568
Nishimatsuya Chain Co., Ltd. (d)	12,500	131,710
Nishimoto Co., Ltd. (d)	1,400	39,337
Nishio Rent All Co., Ltd.	6,000	119,360
Nissan Shatai Co., Ltd.	12,600	53,346
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	21,334
Nissei ASB Machine Co., Ltd.	2,300	60,060
Nissei Plastic Industrial Co., Ltd.	6,000	39,025
Nissha Co., Ltd. (d)	14,100	153,017
Nisshin Group Holdings Co., Ltd.	12,300	39,910
Nisshin Oillio Group, Ltd. (The)	7,400	171,020
Nisshinbo Holdings, Inc. (d)	39,820	299,840
Nissin Corp.	4,300	50,326
Nissin Electric Co., Ltd.	14,800	166,725
Nissin Sugar Co., Ltd.	2,400	30,669
Nisso Corp.	1,400	5,948
Nissui Pharmaceutical Co., Ltd.	4,000	50,460
Nitta Corp. (d)	6,800	138,468
Nitta Gelatin, Inc.	4,500	20,338
NITTAN Corp.	6,300	12,348
Nittetsu Mining Co., Ltd.	1,700	64,226
Nitto Boseki Co., Ltd.	4,100	70,670
Nitto Fuji Flour Milling Co., Ltd.	800	27,663

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nitto Kogyo Corp.	9,000	$155,771
Nitto Kohki Co., Ltd.	4,100	45,133
Nitto Seiko Co., Ltd. (d)	8,900	30,914
Nittoc Construction Co., Ltd.	7,450	44,984
NJS Co., Ltd.	2,200	31,827
Noevir Holdings Co., Ltd.	3,200	135,909
Nohmi Bosai, Ltd.	7,000	95,274
Nojima Corp.	9,000	186,923
NOK Corp.	17,100	139,281
Nomura Micro Science Co., Ltd.	1,300	33,968
Noritake Co., Ltd.	2,800	83,221
Noritsu Koki Co., Ltd. (d)	5,200	88,139
Noritz Corp. (d)	10,600	113,131
North Pacific Bank, Ltd.	74,900	123,158
NS Tool Co., Ltd.	4,800	43,862
NS United Kaiun Kaisha, Ltd.	3,300	89,953
NSD Co., Ltd.	18,540	323,376
NTN Corp. (a)	124,600	238,111
OAK Capital Corp. (a)	15,500	8,692
Oat Agrio Co., Ltd.	400	4,806
Obara Group, Inc. (d)	3,800	81,002
Oenon Holdings, Inc.	12,300	27,297
Ogaki Kyoritsu Bank, Ltd. (The)	10,900	138,296
Ohara, Inc.	1,600	14,024
Ohashi Technica, Inc.	3,800	36,480
Ohba Co., Ltd. (d)	4,600	25,300
Ohsho Food Service Corp.	3,600	185,513
OIE Sangyo Co., Ltd.	800	4,931
Oiles Corp.	8,000	90,029
Oisix ra daichi, Inc. (a) (d)	5,600	68,115
Oita Bank, Ltd. (The)	5,000	68,845
Okabe Co., Ltd.	12,500	56,050
Okada Aiyon Corp.	1,900	20,540
Okamoto Industries, Inc.	3,200	89,787
Okamoto Machine Tool Works, Ltd.	1,400	39,102
Okamura Corp.	17,500	156,445
Okasan Securities Group, Inc.	39,200	97,719
Okaya Electric Industries Co., Ltd. (a)	5,800	11,348
Oki Electric Industry Co., Ltd.	25,700	140,462
Okinawa Cellular Telephone Co.	4,000	159,527
Okinawa Electric Power Co., Inc. (The)	14,827	143,402
Okinawa Financial Group, Inc.	7,360	119,242
OKUMA Corp.	7,800	292,341
Okumura Corp.	8,200	182,151
Okura Industrial Co., Ltd. (d)	3,000	37,591
Okuwa Co., Ltd.	7,400	46,106
Olympic Group Corp.	2,600	12,422
ONO Sokki Co., Ltd.	4,200	13,377
Onoken Co., Ltd.	4,300	44,356
Onward Holdings Co., Ltd.	31,800	59,579
Optex Group Co., Ltd. (d)	6,000	88,814
Optim Corp. (a)	4,200	22,988
Optorun Co., Ltd.	5,500	73,040
Organo Corp.	2,300	144,027
Oricon, Inc.	1,200	7,433
Orient Corp. (d)	116,700	110,131
Oriental Shiraishi Corp.	39,400	69,430

Japan—(Continued)
Origin Co., Ltd.	3,400	29,611
Oro Co., Ltd. (d)	2,100	25,885
Osaka Organic Chemical Industry, Ltd.	4,100	66,926
Osaka Soda Co., Ltd.	5,000	117,999
Osaka Steel Co., Ltd.	5,000	54,542
Osaki Electric Co., Ltd.	14,400	51,821
OSG Corp.	19,400	225,555
OUG Holdings, Inc.	700	14,278
Outsourcing, Inc.	32,100	245,221
Oyo Corp. (d)	6,400	78,249
Ozu Corp.	600	8,378
Pacific Industrial Co., Ltd.	13,700	106,021
Pacific Metals Co., Ltd. (d)	5,100	88,577
Pack Corp. (The)	4,600	76,191
Pal Group Holdings Co., Ltd.	4,300	57,041
PALTAC Corp.	100	3,098
Paraca, Inc.	300	3,981
Paramount Bed Holdings Co., Ltd.	12,000	194,858
Paris Miki Holdings, Inc.	10,600	20,553
Pasona Group, Inc.	6,200	86,010
PC Depot Corp.	7,000	16,270
PCA Corp. (d)	800	6,851
PCI Holdings, Inc.	1,800	12,068
Pegasus Sewing Machine Manufacturing Co., Ltd.	5,400	23,778
Penta-Ocean Construction Co., Ltd.	62,000	335,644
People Dreams & Technologies Group Co., Ltd.	1,400	24,515
PeptiDream, Inc. (a)	12,000	125,936
Pharma Foods International Co., Ltd. (d)	900	9,330
Phil Co., Inc. (d)	700	6,188
Pickles Corp.	2,600	22,661
Pigeon Corp. (d)	23,900	328,066
Pilot Corp. (d)	5,300	188,998
Piolax, Inc.	9,700	142,573
Pipedo HD, Inc.	700	14,364
Plenus Co., Ltd.	2,500	36,725
Pole To Win Holdings, Inc. (d)	7,900	53,789
PR Times, Inc. (a) (d)	700	10,669
Premier Anti-Aging Co., Ltd. (a) (d)	500	7,437
Premium Group Co., Ltd.	2,600	74,701
Premium Water Holdings, Inc.	500	10,297
Press Kogyo Co., Ltd.	29,900	87,998
Pressance Corp.	4,000	44,546
Prestige International, Inc.	27,100	135,156
Prima Meat Packers, Ltd.	7,500	125,920
Pro-Ship, Inc.	2,300	26,943
Procrea Holdings, Inc. (d)	8,721	124,986
Pronexus, Inc.	5,100	40,251
Proto Corp.	8,800	66,063
PS Mitsubishi Construction Co., Ltd.	8,800	39,840
Punch Industry Co., Ltd.	2,700	9,171
QB Net Holdings Co., Ltd.	1,400	13,847
Qol Holdings Co., Ltd.	7,400	77,024
Quick Co., Ltd.	4,000	40,209
Raccoon Holdings, Inc.	4,100	50,486
Raito Kogyo Co., Ltd.	13,400	183,381
Raiznext Corp.	11,000	92,803
Rakus Co., Ltd.	4,400	51,974

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Rasa Industries, Ltd. (d)	2,600	$36,252
Raysum Co., Ltd.	5,300	43,747
Relia, Inc.	11,500	90,767
Relo Group, Inc.	2,900	46,804
Rengo Co., Ltd.	35,200	190,631
RENOVA, Inc. (a)	5,100	91,919
Resorttrust, Inc.	25,500	416,579
Restar Holdings Corp.	6,900	97,030
Retail Partners Co., Ltd.	4,300	36,150
Rheon Automatic Machinery Co., Ltd.	5,000	46,466
Rhythm Co., Ltd.	2,500	30,048
Riberesute Corp.	4,300	24,242
Ricoh Leasing Co., Ltd.	4,500	115,960
Ride On Express Holdings Co., Ltd.	1,700	15,156
Right On Co., Ltd. (a)	5,900	32,365
Riken Corp.	2,500	43,141
Riken Keiki Co., Ltd.	4,600	121,977
Riken Technos Corp.	9,900	31,398
Riken Vitamin Co., Ltd.	5,400	67,679
Rion Co., Ltd.	2,200	39,008
Riso Kyoiku Co., Ltd.	34,770	81,796
Rock Field Co., Ltd. (d)	6,600	70,667
Rokko Butter Co., Ltd.	3,600	37,241
Roland Corp. (d)	2,400	71,410
Roland DG Corp. (d)	3,600	85,514
Rorze Corp.	2,500	154,627
Round One Corp.	8,500	95,730
Ryobi, Ltd.	6,200	47,382
Ryoden Corp.	4,500	52,590
Ryosan Co., Ltd.	7,000	113,158
S Foods, Inc.	4,500	103,362
S&B Foods, Inc.	1,500	40,456
S-Pool, Inc.	15,000	124,410
Sac’s Bar Holdings, Inc.	6,850	30,459
Sagami Rubber Industries Co., Ltd.	1,800	9,990
Saibu Gas Holdings Co., Ltd.	8,000	111,321
Saison Information Systems Co., Ltd.	600	7,772
Sakai Chemical Industry Co., Ltd.	4,700	65,446
Sakai Heavy Industries, Ltd.	1,400	30,197
Sakai Moving Service Co., Ltd.	2,800	93,633
Sakata INX Corp.	13,000	87,629
Sakura Internet, Inc.	4,400	17,380
Sala Corp.	15,800	82,126
SAMTY Co., Ltd.	10,000	148,661
San Holdings, Inc.	2,800	37,409
San ju San Financial Group, Inc.	7,870	80,879
San-A Co., Ltd.	5,700	172,295
San-Ai Oil Co., Ltd.	20,000	142,019
San-In Godo Bank, Ltd. (The)	46,900	226,184
Sanden Corp. (a)	4,400	8,507
Sanei Architecture Planning Co., Ltd.	2,800	33,924
Sangetsu Corp.	12,600	144,751
Sanix, Inc. (a) (d)	7,800	12,828
Sanken Electric Co., Ltd.	4,200	145,996
Sanki Engineering Co., Ltd.	13,000	147,220
Sanko Metal Industrial Co., Ltd.	1,000	19,132
Sankyo Co., Ltd.	8,600	260,019

Japan—(Continued)
Sankyo Frontier Co., Ltd.	1,000	29,566
Sankyo Seiko Co., Ltd.	13,400	62,756
Sankyo Tateyama, Inc.	8,200	33,260
Sankyu, Inc.	10,600	304,958
Sanoh Industrial Co., Ltd.	6,300	30,393
Sansei Technologies, Inc.	800	5,091
Sansha Electric Manufacturing Co., Ltd.	2,700	17,848
Sanshin Electronics Co., Ltd.	4,000	45,226
Sanyo Chemical Industries, Ltd.	3,700	129,744
Sanyo Denki Co., Ltd.	2,500	96,263
Sanyo Electric Railway Co., Ltd.	4,800	76,549
Sanyo Industries, Ltd.	1,300	15,710
Sanyo Shokai, Ltd. (a)	2,500	17,923
Sanyo Special Steel Co., Ltd.	6,400	92,651
Sanyo Trading Co., Ltd.	5,300	38,141
Sapporo Holdings, Ltd.	17,500	388,359
Sata Construction Co., Ltd.	2,600	8,694
Sato Holdings Corp.	8,100	111,494
Sato Shoji Corp.	4,100	33,802
Satori Electric Co., Ltd.	5,500	43,185
Sawai Group Holdings Co., Ltd.	6,700	203,292
Saxa Holdings, Inc.	2,400	23,408
SB Technology, Corp.	3,000	48,027
SBI Insurance Group Co., Ltd. (a) (d)	1,400	9,250
SBS Holdings, Inc.	6,200	124,599
Scala, Inc.	3,200	17,014
Scroll Corp. (d)	8,000	53,688
SEC Carbon, Ltd.	200	7,491
Seed Co., Ltd.	1,700	6,427
Seika Corp.	3,300	39,982
Seikagaku Corp.	9,800	58,964
Seikitokyu Kogyo Co., Ltd.	10,900	65,345
Seiko Holdings Corp.	8,800	188,112
Seiko PMC Corp. (d)	3,500	13,989
Seikoh Giken Co. Ltd.	700	9,103
Seino Holdings Co., Ltd.	3,300	26,432
Seiren Co., Ltd.	13,300	198,097
Sekisui Jushi Corp.	9,100	113,157
Sekisui Kasei Co., Ltd.	8,100	24,371
SEMITEC Corp.	400	19,928
Senko Group Holdings Co., Ltd.	31,000	200,699
Senshu Electric Co., Ltd.	2,400	85,244
Senshu Ikeda Holdings, Inc.	72,800	107,193
Senshukai Co., Ltd. (a) (d)	11,000	31,303
SERAKU Co., Ltd.	700	5,622
Seria Co., Ltd.	10,100	179,865
Seven Bank, Ltd.	55,100	105,192
Shibaura Electronics Co., Ltd.	2,800	103,194
Shibaura Machine Co., Ltd.	7,200	140,338
Shibaura Mechatronics Corp.	900	63,522
Shibusawa Warehouse Co., Ltd. (The)	3,500	54,845
Shibuya Corp. (d)	4,400	76,030
Shidax Corp.	3,000	15,225
Shiga Bank, Ltd. (The) (d)	12,100	246,701
Shikibo, Ltd.	4,700	31,044
Shikoku Bank, Ltd. (The)	12,000	74,664
Shikoku Chemicals Corp.	10,900	99,771

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shikoku Electric Power Co., Inc.	40,900	$238,493
Shima Seiki Manufacturing, Ltd.	8,700	134,075
Shimizu Bank, Ltd. (The) (d)	3,400	36,774
Shimojima Co., Ltd. (d)	4,200	29,724
Shin Nippon Air Technologies Co., Ltd.	2,100	28,494
Shin Nippon Biomedical Laboratories, Ltd.	5,300	77,344
Shin-Etsu Polymer Co., Ltd.	13,200	115,016
Shin-Keisei Electric Railway Co., Ltd.	2,400	53,526
Shinagawa Refractories Co., Ltd.	2,000	52,575
Shindengen Electric Manufacturing Co., Ltd.	2,800	70,042
Shinki Bus Co., Ltd.	900	21,554
Shinko Shoji Co., Ltd.	9,800	63,663
Shinmaywa Industries, Ltd.	16,400	130,625
Shinnihon Corp.	8,300	43,272
Shinnihonseiyaku Co., Ltd.	1,100	12,979
Shinoken Group Co., Ltd.	7,100	51,141
Shinsho Corp.	1,400	39,996
Shinwa Co., Ltd.	3,900	60,246
Shinwa Co., Ltd.	2,200	12,750
Ship Healthcare Holdings, Inc.	18,300	325,696
Shizuki Electric Co., Inc.	8,000	30,672
Shizuoka Gas Co., Ltd. (d)	17,600	117,971
Shobunsha Holdings, Inc. (a)	1,700	4,620
Shoei Co., Ltd.	6,300	246,817
Shoei Foods Corp. (d)	3,400	93,770
Shofu, Inc.	3,500	43,063
Showa Sangyo Co., Ltd.	5,700	106,607
SIGMAXYZ Holdings, Inc.	7,200	57,704
Siix Corp.	9,600	67,357
Silver Life Co., Ltd. (a) (d)	900	10,095
Sinanen Holdings Co., Ltd.	2,900	72,918
Sinfonia Technology Co., Ltd.	7,400	73,033
Sinko Industries, Ltd.	6,400	77,118
Sintokogio, Ltd.	13,500	67,202
SK-Electronics Co., Ltd.	2,700	18,234
SKY Perfect JSAT Holdings, Inc.	43,700	173,991
Smaregi, Inc. (a) (d)	1,200	9,961
SMK Corp.	1,700	26,056
SMS Co., Ltd.	500	9,869
Snow Peak, Inc. (d)	5,400	107,651
SNT Corp.	7,300	11,787
Soda Nikka Co., Ltd.	7,000	29,577
Sodick Co., Ltd.	14,500	87,065
Soft99 Corp.	5,100	42,593
Softcreate Holdings Corp.	2,300	64,789
Software Service, Inc.	1,100	52,459
Soiken Holdings, Inc.	2,100	5,205
Soken Chemical & Engineering Co. Ltd.	700	10,114
Solasto Corp.	12,800	68,828
Soliton Systems KK	2,500	22,044
Solxyz Co., Ltd.	1,400	3,821
Sotetsu Holdings, Inc.	10,600	183,461
Sotoh Co., Ltd.	3,100	19,438
Space Co., Ltd.	5,060	33,950
Sparx Group Co., Ltd.	29,200	57,072
SPK Corp.	3,400	35,042
Sprix, Ltd.	1,300	9,177

Japan—(Continued)
SRA Holdings	3,100	63,140
SRE Holdings Corp. (a)	1,200	20,187
ST Corp.	4,100	45,523
St-Care Holding Corp.	2,300	14,842
St. Marc Holdings Co., Ltd.	5,100	59,526
Star Mica Holdings Co., Ltd.	3,000	37,196
Star Micronics Co., Ltd.	9,200	110,123
Starts Corp., Inc.	8,700	178,834
Starzen Co., Ltd.	4,400	64,553
Stella Chemifa Corp.	3,600	63,358
Step Co., Ltd.	3,300	41,198
Strike Co., Ltd.	2,200	55,193
Studio Alice Co., Ltd.	2,900	50,843
Subaru Enterprise Co., Ltd.	100	6,565
Sugimoto & Co., Ltd.	3,000	45,951
Sumida Corp. (d)	8,600	50,634
Suminoe Textile Co., Ltd. (d)	2,300	28,884
Sumitomo Bakelite Co., Ltd.	7,200	215,959
Sumitomo Densetsu Co., Ltd.	5,400	103,290
Sumitomo Mitsui Construction Co., Ltd.	48,760	166,093
Sumitomo Osaka Cement Co., Ltd. (d)	9,900	245,656
Sumitomo Precision Products Co., Ltd.	1,200	25,657
Sumitomo Riko Co., Ltd.	11,500	49,961
Sumitomo Seika Chemicals Co., Ltd.	2,700	57,496
Sumitomo Warehouse Co., Ltd. (The)	16,500	243,625
Sun Frontier Fudousan Co., Ltd.	10,100	83,269
Sun-Wa Technos Corp.	3,900	36,993
Suncall Corp.	8,300	37,536
Suruga Bank, Ltd.	39,500	107,002
Suzuki Co., Ltd.	3,300	19,054
SWCC Showa Holdings Co., Ltd.	7,600	95,547
System Information Co., Ltd.	2,800	19,414
System Research Co., Ltd.	1,200	18,086
Systems Engineering Consultants Co., Ltd.	600	11,277
Systena Corp. (d)	63,200	183,720
Syuppin Co., Ltd.	6,100	65,358
T Hasegawa Co., Ltd.	8,400	170,947
T RAD Co., Ltd.	1,900	36,703
T&K Toka Co., Ltd.	7,200	42,899
T-Gaia Corp.	6,000	71,577
Tachi-S Co., Ltd.	10,300	83,188
Tachibana Eletech Co., Ltd.	5,640	63,254
Tachikawa Corp.	3,100	23,885
Tadano, Ltd.	31,400	206,863
Taihei Dengyo Kaisha, Ltd.	4,500	97,920
Taiheiyo Cement Corp.	2,500	37,222
Taiheiyo Kouhatsu, Inc.	2,100	9,639
Taiho Kogyo Co., Ltd.	6,400	31,421
Taikisha, Ltd.	8,100	189,967
Taiko Bank, Ltd. (The)	3,100	31,562
Taisei Lamick Co., Ltd.	2,200	42,542
Taiyo Holdings Co., Ltd.	9,800	205,833
Takachiho Koheki Co., Ltd.	400	5,490
Takamatsu Construction Group Co., Ltd.	5,400	82,227
Takamiya Co., Ltd.	5,200	15,070
Takano Co., Ltd.	4,600	27,077
Takaoka Toko Co., Ltd.	4,365	54,535

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Takara & Co., Ltd.	1,300	$17,588
Takara Bio, Inc.	1,400	19,867
Takara Holdings, Inc.	30,800	228,299
Takara Leben Co., Ltd.	28,600	75,931
Takara Standard Co., Ltd.	9,300	85,713
Takasago International Corp.	4,200	75,387
Takasago Thermal Engineering Co., Ltd.	11,100	131,877
Takashima & Co., Ltd.	2,500	47,927
Takashimaya Co., Ltd.	38,500	377,633
Takemoto Yohki Co., Ltd. (d)	1,200	6,971
Takeuchi Manufacturing Co., Ltd.	10,400	178,067
Takihyo Co., Ltd.	2,000	14,391
Takisawa Machine Tool Co., Ltd.	2,200	18,702
Takuma Co., Ltd.	15,700	153,796
Tama Home Co., Ltd. (d)	4,800	86,711
Tamagawa Holdings Co., Ltd.	1,100	5,582
Tamron Co., Ltd.	6,000	111,242
Tamura Corp. (d)	26,000	107,644
Tanseisha Co., Ltd.	11,750	70,710
Tatsuta Electric Wire and Cable Co., Ltd.	14,200	48,068
Tayca Corp.	5,200	46,207
TBK Co., Ltd.	8,000	19,820
TDC Soft, Inc.	4,900	38,345
TechMatrix Corp.	9,800	121,430
TECHNO ASSOCIE Co., Ltd.	300	2,563
Techno Medica Co., Ltd.	2,400	27,761
Techno Ryowa, Ltd.	4,800	31,238
Teijin, Ltd.	5,100	53,142
Teikoku Electric Manufacturing Co., Ltd.	6,000	70,568
Teikoku Sen-I Co., Ltd.	4,900	59,625
Teikoku Tsushin Kogyo Co., Ltd.	3,000	30,638
Tekken Corp.	2,700	35,714
Temairazu, Inc.	700	26,552
Tenma Corp. (d)	5,700	96,682
Teraoka Seisakusho Co., Ltd.	200	543
Terilogy Co., Ltd.	1,600	4,224
Tigers Polymer Corp.	2,200	7,039
TKC Corp.	7,400	178,865
Toa Corp.	9,600	53,301
Toa Corp.	5,200	95,271
Toa Oil Co., Ltd.	2,300	41,766
TOA ROAD Corp.	1,400	59,052
Toabo Corp.	3,400	9,349
Toagosei Co., Ltd. (d)	30,800	229,234
Tobishima Corp.	5,560	41,816
TOC Co., Ltd.	14,300	75,835
Tocalo Co., Ltd.	17,400	158,303
Tochigi Bank, Ltd. (The)	38,200	72,116
Toda Corp.	33,100	175,773
Toda Kogyo Corp. (a)	600	10,320
Toei Co., Ltd.	400	52,440
Toell Co., Ltd.	3,100	21,074
Toenec Corp.	2,400	61,877
Toho Bank, Ltd. (The)	57,800	88,635
Toho Co., Ltd. (d)	2,700	27,616
Toho Holdings Co., Ltd.	13,700	211,528
Toho Titanium Co., Ltd.	11,300	184,106

Japan—(Continued)
Toho Zinc Co., Ltd.	5,000	79,209
Tohoku Bank, Ltd. (The)	4,700	33,695
Tohokushinsha Film Corp.	4,800	22,915
Tokai Carbon Co., Ltd. (d)	42,000	320,454
Tokai Corp.	7,400	90,842
TOKAI Holdings Corp.	24,700	161,524
Tokai Lease Co., Ltd.	1,600	17,820
Tokai Rika Co., Ltd.	15,500	169,241
Tokai Tokyo Financial Holdings, Inc.	64,500	175,969
Token Corp.	2,460	139,893
Tokushu Tokai Paper Co., Ltd.	3,000	69,781
Tokuyama Corp.	19,200	244,439
Tokyo Base Co., Ltd. (a)	4,100	9,731
Tokyo Electron Device, Ltd.	2,400	90,137
Tokyo Energy & Systems, Inc. (d)	8,000	57,104
Tokyo Keiki, Inc.	4,200	39,393
Tokyo Kiraboshi Financial Group, Inc.	9,724	162,165
Tokyo Rakutenchi Co., Ltd.	1,000	29,125
Tokyo Rope Manufacturing Co., Ltd. (d)	2,800	19,185
Tokyo Sangyo Co., Ltd.	7,300	38,167
Tokyo Seimitsu Co., Ltd.	11,900	388,887
Tokyo Steel Manufacturing Co., Ltd.	21,400	235,493
Tokyo Tekko Co., Ltd.	3,400	30,753
Tokyo Theatres Co., Inc.	2,900	25,988
Tokyotokeiba Co., Ltd.	4,200	121,581
Tokyu Construction Co., Ltd.	21,400	100,857
Tokyu Recreation Co., Ltd. (a)	1,200	44,499
Toli Corp.	15,600	23,464
Tomato Bank, Ltd.	4,200	31,055
Tomen Devices Corp.	800	32,365
Tomoe Corp.	9,800	32,518
Tomoe Engineering Co., Ltd.	2,100	35,717
Tomoku Co., Ltd.	3,900	43,137
TOMONY Holdings, Inc.	47,700	109,751
Tomy Co., Ltd.	25,100	252,307
Tonami Holdings Co., Ltd.	1,800	46,651
Topcon Corp.	28,800	375,769
Topre Corp.	9,800	71,927
Topy Industries, Ltd.	5,700	57,339
Torex Semiconductor, Ltd.	500	9,519
Toridolll Holdings Corp. (d)	11,600	197,278
Torigoe Co., Ltd. (The) (d)	6,000	28,400
Torii Pharmaceutical Co., Ltd. (d)	4,500	106,505
Torishima Pump Manufacturing Co., Ltd.	7,700	72,742
Tosei Corp.	11,700	108,717
Toshiba TEC Corp.	5,000	160,088
Totech Corp.	700	15,404
Totetsu Kogyo Co., Ltd.	8,000	142,944
Tottori Bank, Ltd. (The)	3,700	31,888
Toukei Computer Co., Ltd.	300	12,871
Tow Co., Ltd. (d)	11,000	25,228
Towa Bank, Ltd. (The)	11,500	43,667
Towa Corp. (d)	6,300	80,153
Towa Pharmaceutical Co., Ltd.	8,400	151,947
Toyo Construction Co., Ltd.	25,499	166,556
Toyo Corp.	7,900	64,411
Toyo Denki Seizo KK	3,200	21,494

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toyo Engineering Corp. (a)	10,800	$51,387
Toyo Gosei Co., Ltd.	800	48,550
Toyo Ink SC Holdings Co., Ltd.	10,300	144,463
Toyo Kanetsu KK	2,400	46,867
Toyo Machinery & Metal Co., Ltd.	6,000	24,825
Toyo Securities Co., Ltd.	23,000	33,096
Toyo Seikan Group Holdings, Ltd.	4,600	48,142
Toyo Tanso Co., Ltd.	3,600	75,033
Toyo Tire Corp.	16,100	201,223
Toyo Wharf & Warehouse Co., Ltd.	2,500	23,666
Toyobo Co., Ltd.	23,600	174,409
Toyoda Gosei Co., Ltd.	4,100	64,807
TPR Co., Ltd.	7,300	64,719
Traders Holdings Co., Ltd.	2,800	6,711
Trancom Co., Ltd.	2,300	115,816
Trans Genic, Inc. (d)	2,700	7,448
Transaction Co., Ltd.	1,400	11,570
Transcosmos, Inc.	2,800	71,986
TRE Holdings Corp.	10,168	141,214
Tri Chemical Laboratories, Inc.	6,000	96,315
Trusco Nakayama Corp.	9,600	121,527
TS Tech Co., Ltd.	20,700	214,796
TSI Holdings Co., Ltd.	14,405	36,722
Tsubaki Nakashima Co., Ltd.	13,000	86,607
Tsubakimoto Chain Co.	7,900	176,964
Tsubakimoto Kogyo Co., Ltd.	1,600	42,475
Tsugami Corp.	10,600	88,240
Tsukamoto Corp. Co., Ltd.	1,100	9,467
Tsukishima Kikai Co., Ltd.	9,000	57,869
Tsukuba Bank, Ltd.	34,500	49,100
Tsumura & Co.	11,200	251,495
Tsurumi Manufacturing Co., Ltd. (d)	6,100	83,613
Tsutsumi Jewelry Co., Ltd. (d)	2,100	30,684
TV Asahi Holdings Corp.	6,300	68,669
TV Tokyo Holdings Corp.	1,800	25,879
TYK Corp.	6,000	12,081
UACJ Corp. (d)	9,185	139,908
UBE Corp.	24,700	367,402
Ubicom Holdings, Inc.	500	8,642
Uchida Yoko Co., Ltd.	2,600	96,258
Ueki Corp.	2,200	22,437
ULS Group, Inc.	600	17,240
Ulvac, Inc.	2,700	91,078
Uniden Holdings Corp. (a)	1,100	33,150
Union Tool Co.	3,400	80,732
Unipres Corp.	10,600	62,635
United Super Markets Holdings, Inc.	18,100	142,386
UNITED, Inc. (d)	3,000	34,120
Unitika, Ltd. (a)	15,600	26,696
Universal Entertainment Corp. (a)	7,300	78,233
Urbanet Corp. Co., Ltd.	4,500	9,951
Usen-Next Holdings Co., Ltd.	2,700	38,644
Ushio, Inc.	30,500	377,639
UT Group Co., Ltd.	6,600	108,838
Uzabase, Inc. (a)	3,700	21,363
V Technology Co., Ltd.	2,700	55,621
V-Cube, Inc. (d)	2,100	17,620

Japan—(Continued)
Valor Holdings Co., Ltd.	11,800	158,815
Valqua, Ltd.	6,000	113,243
Value HR Co., Ltd.	2,000	20,355
ValueCommerce Co., Ltd.	4,300	99,497
Vector, Inc.	8,200	58,451
Vertex Corp.	3,000	25,415
Village Vanguard Co., Ltd. (a)	2,300	18,166
VINX Corp.	1,000	9,153
Vital KSK Holdings, Inc.	14,200	72,456
VT Holdings Co., Ltd.	24,300	86,360
Wacoal Holdings Corp.	12,400	196,087
Wacom Co., Ltd.	39,500	244,832
Wakachiku Construction Co., Ltd.	4,600	75,401
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	17,720
Wakita & Co., Ltd.	11,200	98,693
Warabeya Nichiyo Holdings Co., Ltd.	4,200	54,786
Waseda Academy Co., Ltd.	1,400	12,068
Watahan & Co., Ltd.	3,200	32,274
Watts Co., Ltd.	1,900	10,220
WDB Holdings Co., Ltd.	2,700	45,772
Weathernews, Inc.	1,500	73,361
Welbe, Inc.	2,300	11,334
Wellnet Corp.	4,400	15,121
West Holdings Corp. (d)	5,629	151,537
Will Group, Inc.	4,200	35,627
WIN-Partners Co., Ltd.	5,000	36,974
Wood One Co., Ltd.	2,600	21,794
World Co., Ltd.	5,000	50,420
World Holdings Co., Ltd.	2,500	40,761
Wow World, Inc.	1,500	11,485
Wowow, Inc.	2,200	24,395
Writeup Co., Ltd. (a) (d)	400	4,709
Xebio Holdings Co., Ltd.	8,700	59,311
Y.A.C. Holdings Co., Ltd.	1,800	20,183
YA-MAN, Ltd.	8,800	112,154
Yachiyo Industry Co., Ltd.	3,900	18,292
Yahagi Construction Co., Ltd.	9,500	52,959
Yaizu Suisankagaku Industry Co., Ltd. (d)	4,400	30,092
YAKUODO Holdings Co., Ltd.	2,900	44,778
YAMABIKO Corp. (d)	11,500	97,110
YAMADA Consulting Group Co., Ltd.	3,100	25,054
Yamagata Bank, Ltd. (The)	9,300	61,645
Yamaguchi Financial Group, Inc.	57,500	315,400
Yamaichi Electronics Co., Ltd.	7,500	93,541
Yamanashi Chuo Bank, Ltd. (The)	10,400	87,104
Yamatane Corp.	3,400	40,080
Yamato Corp.	6,600	37,132
Yamato Kogyo Co., Ltd.	10,100	333,444
Yamaura Corp.	2,800	19,464
Yamaya Corp.	1,150	21,388
Yamazawa Co., Ltd.	1,000	11,043
Yamazen Corp.	19,500	142,669
Yaoko Co., Ltd.	2,600	116,513
Yashima Denki Co., Ltd.	7,500	54,465
Yasuda Logistics Corp. (d)	4,900	33,562
Yasunaga Corp.	1,700	9,014
Yellow Hat, Ltd.	10,300	130,478

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yodogawa Steel Works, Ltd.	6,800	$112,928
Yokogawa Bridge Holdings Corp.	10,500	151,227
Yokorei Co., Ltd.	15,500	100,563
Yokowo Co., Ltd.	4,300	66,037
Yomeishu Seizo Co., Ltd.	2,400	31,473
Yondenko Corp.	3,200	41,783
Yondoshi Holdings, Inc.	4,600	61,497
Yonex Co., Ltd.	1,200	10,116
Yorozu Corp.	6,500	42,485
Yoshimura Food Holdings KK (a)	2,000	7,449
Yoshinoya Holdings Co., Ltd. (d)	13,500	248,248
Yotai Refractories Co., Ltd.	4,100	42,177
Yuasa Funashoku Co., Ltd.	1,300	24,514
Yuasa Trading Co., Ltd.	5,800	143,496
Yuken Kogyo Co., Ltd.	1,700	21,777
Yukiguni Maitake Co., Ltd.	2,100	13,934
Yurtec Corp.	12,000	65,315
Yushin Precision Equipment Co., Ltd.	2,900	14,926
Yushiro Chemical Industry Co., Ltd.	3,700	25,312
Yutaka Giken Co., Ltd.	600	8,158
Zaoh Co., Ltd.	800	10,764
Zenrin Co., Ltd.	9,750	66,375
ZERIA Pharmaceutical Co., Ltd.	2,100	33,148
ZIGExN Co., Ltd.	8,400	19,581
Zojirushi Corp.	800	8,148
Zuiko Corp.	4,000	23,680

		121,459,860

Jersey, Channel Islands—0.1%
Centamin plc	366,127	348,546
JTC plc	20,968	150,668

		499,214

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	194,737
VP Bank AG - Class A	1,049	98,885

		293,622

Luxembourg—0.3%
ADLER Group S.A. (a) (d)	1,495	5,909
APERAM S.A. (d)	14,725	412,127
Befesa S.A.	7,846	381,507
L’Occitane International S.A.	75,000	234,771
Millicom International Cellular S.A. (a)	6,207	88,617
SES S.A.	75,422	662,828

		1,785,759

Macau—0.0%
MECOM Power and Construction, Ltd. (d)	69,000	20,874
SJM Holdings, Ltd. (a) (d)	389,000	177,107

		197,981

Malta—0.0%
Gaming Innovation Group, Inc. (a)	5,882	9,540
Kindred Group plc	1,362	11,329

		20,869

Mongolia—0.0%
Mongolian Mining Corp. (a)	33,000	10,008
Turquoise Hill Resources, Ltd. (a)	3,153	84,437

		94,445

Netherlands—2.4%
Aalberts NV	31,181	1,225,998
Alfen Beheer B.V. (a)	4,337	403,198
AMG Advanced Metallurgical Group NV	10,120	263,711
Amsterdam Commodities NV	2,850	67,523
Arcadis NV	26,950	912,785
ASR Nederland NV	35,095	1,426,876
Basic-Fit NV (a) (d)	8,733	332,844
BE Semiconductor Industries NV	13,527	651,354
Beter Bed Holding NV (d)	5,373	23,107
Boskalis Westminster	22,517	755,364
Brack Capital Properties NV (a)	856	84,967
Brunel International NV	8,065	87,786
Corbion NV	16,447	499,846
Flow Traders	10,451	299,166
ForFarmers NV (d)	10,101	28,151
Fugro NV (a)	20,885	263,711
Heijmans NV	8,518	95,057
Hunter Douglas NV (a)	195	35,762
Intertrust NV (a)	15,775	316,414
Kendrion NV	4,279	70,493
Koninklijke BAM Groep NV (a)	99,485	237,009
Koninklijke Vopak NV	8,688	220,245
Lucas Bols B.V. (a)	1,325	14,025
MFE-MediaForEurope NV - Class A (a) (d)	120,075	55,126
MFE-MediaForEurope NV - Class B (d)	95,311	67,191
Nedap NV	1,849	115,873
New World Resources plc (a) (b) (c)	11,898	0
OCI NV	19,201	633,150
Ordina NV	33,735	168,388
PostNL NV (d)	156,566	477,802
Rhi Magnesita NV (d)	4,696	116,279
SBM Offshore NV	44,193	601,025
SIF Holding NV (d)	1,259	13,890
Signify NV	31,954	1,068,586
Sligro Food Group NV (a)	8,989	170,434
SNS REAAL NV (b) (c)	105,329	0
TKH Group NV	11,770	445,264
TomTom NV (a) (d)	22,362	165,564
Van Lanschot Kempen NV	6,057	141,307

		12,555,271

New Zealand—0.5%
Air New Zealand, Ltd. (a)	216,039	76,891
Arvida Group, Ltd.	93,358	86,283
Briscoe Group, Ltd.	13,123	43,436
Channel Infrastructure NZ, Ltd. (a)	39,302	28,243
Chorus, Ltd.	90,567	407,718
Delegat Group, Ltd.	6,671	43,444
Eroad, Ltd. (a) (d)	4,808	4,263
Freightways, Ltd.	28,712	163,917
Gentrack Group, Ltd. (a)	7,810	6,837

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Hallenstein Glasson Holdings, Ltd.	13,182	$45,105
Heartland Group Holdings, Ltd.	104,855	124,413
Investore Property, Ltd. (REIT)	46,089	45,765
KMD Brands Ltd.	106,864	73,320
Manawa Energy, Ltd.	13,980	52,199
Michael Hill International, Ltd.	82,929	58,520
NZME, Ltd.	71,247	56,353
NZX, Ltd.	74,928	57,552
Oceania Healthcare, Ltd.	108,974	63,288
Pacific Edge, Ltd. (a) (d)	89,677	37,862
PGG Wrightson, Ltd.	5,854	16,009
Pushpay Holdings, Ltd. (a)	101,573	80,105
Restaurant Brands New Zealand, Ltd. (d)	7,507	50,704
Sanford, Ltd. (a) (d)	17,782	45,684
Scales Corp., Ltd.	25,709	69,681
Serko, Ltd. (a)	5,880	13,580
Skellerup Holdings, Ltd. (d)	44,588	147,191
SKY Network Television, Ltd. (a) (d)	45,879	67,343
SKYCITY Entertainment Group, Ltd.	180,796	328,626
Steel & Tube Holdings, Ltd.	51,732	40,874
Summerset Group Holdings, Ltd.	24,472	146,535
Synlait Milk, Ltd. (a)	17,226	33,474
Tourism Holdings, Ltd. (a)	26,255	38,020
TOWER, Ltd.	53,852	21,862
Turners Automotive Group, Ltd.	8,394	19,647
Warehouse Group, Ltd. (The)	26,369	55,587

		2,650,331

Nigeria—0.0%
Airtel Africa plc	98,827	162,759

Norway—0.9%
2020 Bulkers, Ltd. (a)	1,029	11,783
ABG Sundal Collier Holding ASA	134,443	80,511
Akastor ASA (a) (d)	47,184	39,959
Aker Solutions ASA	65,910	178,130
American Shipping Co. ASA (a)	16,816	70,250
Arcticzymes Technologies ASA (a) (d)	3,275	26,368
Atea ASA (a)	18,057	188,133
Axactor ASA (a) (d)	50,628	30,638
B2Holding ASA	54,575	41,894
Bonheur ASA	8,017	291,555
Borregaard ASA	729	11,916
Bouvet ASA	4,324	25,894
BW Energy, Ltd. (a)	25,280	65,937
BW Offshore, Ltd.	24,958	67,577
Crayon Group Holding ASA (a)	8,386	107,222
DNO ASA	137,884	190,180
Elmera Group ASA	15,787	32,125
Europris ASA	48,402	226,655
Frontline, Ltd. (a) (d)	24,578	218,565
Golden Ocean Group, Ltd.	20,211	236,359
Grieg Seafood ASA	13,378	190,706
Hexagon Composites ASA (a) (d)	36,341	99,773
IDEX Biometrics ASA (a) (d)	200,592	23,869
Itera ASA	17,553	22,894

Norway—(Continued)
Kid ASA	2,707	22,972
Kitron ASA	28,832	51,641
Kongsberg Automotive ASA (a)	222,670	54,242
Magnora ASA (a)	5,982	10,678
Medistim ASA	1,357	38,926
MPC Container Ships ASA	39,419	78,381
Multiconsult ASA	727	9,546
Nekkar ASA (a) (d)	8,927	7,177
Next Biometrics Group A/S (a) (d)	16,529	6,710
Nordic Nanovector ASA (a)	17,091	4,381
Norske Skog ASA (a)	3,303	18,450
Norway Royal Salmon ASA (a)	3,997	102,099
Norwegian Energy Co. ASA (a)	1,480	51,029
Odfjell Drilling, Ltd. (a)	25,648	60,116
Odfjell SE - A Shares	1,949	10,916
Otello Corp. ASA (a)	150	381
PGS ASA (a) (d)	106,228	72,179
Protector Forsikring ASA	25,433	264,927
REC Silicon ASA (a)	64,361	100,465
Selvaag Bolig ASA	14,928	53,942
Sparebank 1 Oestlandet	1,802	21,473
SpareBank 1 Sorost-Norge	3,854	20,508
Sparebanken More	2,450	18,585
Stolt-Nielsen, Ltd.	6,538	138,807
TGS ASA	32,320	456,596
Treasure ASA	21,003	34,120
Ultimovacs ASA (a)	1,682	11,961
Veidekke ASA	28,524	259,447
Wallenius Wilhelmsen ASA	14,567	78,898
Wilh Wilhelmsen Holding ASA - Class A	3,078	70,595
XXL ASA (d)	45,078	27,099

		4,636,140

Peru—0.0%
Hochschild Mining plc	95,965	112,733

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	20,974

Portugal—0.4%
Altri SGPS S.A.	27,747	185,375
Banco Comercial Portugues S.A. - Class R (d)	2,143,248	374,508
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0
Corticeira Amorim SGPS S.A.	2,047	22,652
CTT-Correios de Portugal S.A.	47,697	156,060
Greenvolt-Energias Renovaveis S.A. (a)	6,543	50,398
Mota-Engil SGPS S.A. (d)	25,385	32,791
Navigator Co. S.A. (The)	71,289	286,709
NOS SGPS S.A.	74,998	301,569
Novabase SGPS S.A. (a)	7,827	39,704
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	368,802
Sonae SGPS S.A.	309,228	380,753

		2,199,321

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—1.3%
Abterra, Ltd. (a) (b) (c)	51,720	$272
AEM Holdings, Ltd.	38,400	114,683
Ascendas India Trust	242,700	204,561
Avarga, Ltd. (a)	46,000	7,782
Banyan Tree Holdings, Ltd. (a)	97,700	18,309
Best World International, Ltd. (a) (b) (c)	17,862	17,485
BOC Aviation, Ltd.	23,400	197,156
Bonvests Holdings, Ltd.	18,000	12,049
Boustead Projects, Ltd.	24,607	15,950
Boustead Singapore, Ltd.	82,025	56,400
Bukit Sembawang Estates, Ltd.	56,100	199,600
BW LPG, Ltd.	21,752	161,520
Centurion Corp., Ltd.	98,400	24,786
China Aviation Oil Singapore Corp., Ltd.	83,000	52,294
Chip Eng Seng Corp., Ltd.	136,300	53,495
Chuan Hup Holdings, Ltd.	125,000	19,785
ComfortDelGro Corp., Ltd.	427,500	431,196
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	44,510
Creative Technology, Ltd. (a)	16,300	24,808
CSE Global, Ltd.	114,300	38,276
CW Group Holdings, Ltd. (a) (b) (c)	106,000	0
Delfi, Ltd.	80,600	43,538
Ezion Holdings, Ltd. (b) (c)	753,729	4,394
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	1,484
Far East Orchard, Ltd.	76,120	58,701
First Resources, Ltd.	141,400	166,048
Food Empire Holdings, Ltd.	54,000	20,027
Fraser and Neave, Ltd.	36,400	34,605
Frencken Group, Ltd.	57,600	46,109
Fu Yu Corp., Ltd.	98,800	18,868
Gallant Venture, Ltd. (a)	257,900	23,597
Geo Energy Resources, Ltd.	155,000	40,755
GK Goh Holdings, Ltd.	12,000	7,863
Golden Agri-Resources, Ltd.	1,411,300	254,314
Golden Energy & Resources, Ltd. (a)	69,000	22,283
GuocoLand, Ltd.	68,800	78,325
Halcyon Agri Corp., Ltd. (a)	155,813	23,586
Haw Par Corp., Ltd.	29,700	235,012
Hiap Hoe, Ltd.	58,000	30,502
Ho Bee Land, Ltd.	49,800	99,331
Hong Fok Corp., Ltd.	107,140	74,499
Hong Leong Asia, Ltd.	52,600	28,226
Hong Leong Finance, Ltd.	43,900	76,483
Hotel Grand Central, Ltd.	26,435	18,928
Hour Glass, Ltd. (The)	75,300	125,829
Hrnet Group, Ltd.	67,700	37,782
Hwa Hong Corp., Ltd.	138,000	39,732
Hyflux, Ltd. (a) (b) (c)	179,500	0
iFAST Corp., Ltd.	25,500	76,096
IGG, Inc.	227,000	100,013
Indofood Agri Resources, Ltd.	152,000	34,458
InnoTek, Ltd.	17,400	6,519
Japfa, Ltd.	98,670	42,308
Kenon Holdings, Ltd.	5,886	237,925
Keppel Infrastructure Trust	849,718	348,719
KSH Holdings, Ltd.	25,700	6,311
Low Keng Huat Singapore, Ltd.	122,600	40,152

Singapore—(Continued)
Metro Holdings, Ltd.	141,600	77,026
Mewah International, Inc.	110,000	28,524
Midas Holdings, Ltd. (a) (b) (c)	452,000	0
mm2 Asia, Ltd. (a)	299,600	12,089
Nanofilm Technologies International, Ltd.	20,000	33,582
NetLink NBN Trust	185,600	129,608
NSL, Ltd.	15,000	9,007
Overseas Union Enterprise, Ltd.	70,300	64,778
Oxley Holdings, Ltd.	268,718	32,718
Pan-United Corp., Ltd.	53,750	17,698
Propnex, Ltd.	7,700	8,484
PSC Corp, Ltd.	19,000	5,265
Q&M Dental Group Singapore, Ltd.	50,160	16,250
QAF, Ltd.	74,167	44,515
Raffles Education Corp., Ltd. (a)	335,506	15,223
Raffles Medical Group, Ltd.	229,411	185,083
Rickmers Maritime (a) (b) (c)	110,000	0
SATS, Ltd. (a)	39,600	111,291
SBS Transit, Ltd.	25,600	52,523
Sembcorp Marine, Ltd. (a)	874,300	68,228
Sheng Siong Group, Ltd.	146,100	159,866
SHS Holdings, Ltd. (a)	47,000	5,244
SIA Engineering Co., Ltd. (a)	55,200	97,072
SIIC Environment Holdings, Ltd.	220,300	34,101
Sinarmas Land, Ltd.	618,500	88,463
Sing Holdings, Ltd.	82,000	22,408
Singapore Land Group, Ltd.	20,800	38,202
Singapore Post, Ltd.	414,200	193,949
SPH REIT	281,833	189,697
Stamford Land Corp., Ltd.	300,200	84,373
StarHub, Ltd.	117,100	103,738
Straits Trading Co., Ltd.	6,800	14,005
Swiber Holdings, Ltd. (a) (b) (c)	117,749	1,729
Thomson Medical Group, Ltd. (d)	328,600	18,669
Tuan Sing Holdings, Ltd.	184,839	49,899
UMS Holdings, Ltd.	145,312	115,905
United Overseas Insurance, Ltd.	4,000	19,262
UOB-Kay Hian Holdings, Ltd.	128,856	133,591
Vicom, Ltd.	26,000	37,808
Wee Hur Holdings, Ltd.	85,000	11,768
Wing Tai Holdings, Ltd.	119,321	149,525
XP Power, Ltd.	4,868	168,896
Yeo Hiap Seng, Ltd.	20,155	12,117

		6,860,418

South Africa—0.2%
Investec plc	65,010	355,194
Mediclinic International plc (a)	122,923	687,615

		1,042,809

Spain—2.4%
Acerinox S.A.	66,512	644,513
Alantra Partners S.A.	6,139	87,179
Almirall S.A. (b)	22,083	246,145
Amper S.A. (a) (d)	224,339	47,639
Applus Services S.A.	33,014	228,509

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Atresmedia Corp. de Medios de Comunicacion S.A.	31,355	$108,722
Azkoyen S.A.	3,142	21,932
Banco de Sabadell S.A.	1,485,718	1,199,071
Bankinter S.A.	186,237	1,163,029
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	12,772	249,846
Cie Automotive S.A. (d)	13,586	337,590
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	173,223
Distribuidora Internacional de Alimentacion S.A. (a)	2,455,491	33,480
Ebro Foods S.A.	20,251	341,815
eDreams ODIGEO S.A. (a)	17,603	95,491
Elecnor S.A.	11,262	129,328
Enagas S.A. (d)	57,504	1,270,181
Ence Energia y Celulosa S.A	57,034	195,132
Ercros S.A.	30,406	119,879
Faes Farma S.A.	100,057	407,118
Fluidra S.A.	14,698	298,294
Fomento de Construcciones y Contratas S.A.	12,522	123,751
Gestamp Automocion S.A.	18,173	63,498
Global Dominion Access S.A.	25,444	110,689
Grupo Catalana Occidente S.A.	14,264	445,028
Grupo Empresarial San Jose S.A. (d)	8,320	34,708
Grupo Ezentis S.A. (a) (d)	78,251	5,007
Iberpapel Gestion S.A.	1,128	16,668
Indra Sistemas S.A. (a)	42,149	402,126
Laboratorios Farmaceuticos Rovi S.A.	4,330	266,727
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	186,237	245,675
Mapfre S.A.	177,590	313,283
Mediaset Espana Comunicacion S.A. (a)	49,361	202,934
Melia Hotels International S.A. (a)	31,617	200,899
Miquel y Costas & Miquel S.A.	8,748	119,334
Neinor Homes S.A. (a)	4,237	53,106
Obrascon Huarte Lain S.A. (a) (d)	47,913	29,502
Pharma Mar S.A. (a)	1,386	97,836
Prim S.A. (d)	3,013	43,705
Promotora de Informaciones S.A. - Class A (a)	83,921	44,596
Prosegur Cash S.A.	11,698	7,626
Prosegur Cia de Seguridad S.A.	54,905	96,925
Realia Business S.A. (a)	143,011	141,020
Sacyr S.A.	131,288	315,889
Solaria Energia y Medio Ambiente S.A. (a)	19,439	412,614
Talgo S.A.	22,594	75,924
Tecnicas Reunidas S.A. (a) (d)	11,115	82,191
Tubacex S.A. (a)	32,455	79,462
Unicaja Banco S.A.	267,421	264,248
Vidrala S.A.	5,416	392,774
Viscofan S.A.	10,515	580,052
Vocento S.A.	18,128	12,987

		12,678,900

Sweden—2.5%
AcadeMedia AB (d)	21,250	94,712
AddNode Group AB	29,228	238,410
AFRY AB	5,236	71,920
Alimak Group AB	10,425	78,902
Alligo AB - Class B	8,890	86,055

Sweden—(Continued)
Ambea AB	4,741	21,692
Annehem Fastigheter AB - Class B (a)	7,859	17,247
Arise AB (a)	4,852	19,903
Arjo AB - B Shares	55,404	350,575
Atrium Ljungberg AB - B Shares	8,077	105,787
Attendo AB (a)	28,610	61,761
Beijer Alma AB	13,962	229,993
Beijer Electronics Group AB	7,843	41,643
Bergman & Beving AB	10,176	106,606
Besqab AB	1,061	12,445
Betsson AB - Class B (a)	39,536	239,053
BHG Group AB (a)	13,680	43,851
Bilia AB - A Shares	27,610	397,797
Biogaia AB - B Shares	7,595	76,820
Biotage AB	16,595	294,094
Bonava AB - B Shares	18,068	52,431
Boozt AB (a)	5,455	36,354
Bravida Holding AB	44,355	386,354
Bufab AB	11,463	297,255
Bulten AB (d)	4,294	26,887
Bure Equity AB	5,995	119,799
Byggmax Group AB	18,326	95,187
Calliditas Therapeutics AB - Class B (a) (d)	1,493	13,492
Careium AB (a)	3,391	4,178
Catella AB	2,281	7,541
Catena AB	7,656	278,003
Cellavision AB	2,146	71,124
Cibus Nordic Real Estate AB	873	13,480
Clas Ohlson AB - B Shares	15,608	161,383
Cloetta AB - B Shares	79,517	163,008
Collector AB (a)	5,059	15,351
Coor Service Management Holding AB	24,209	189,996
Corem Property Group AB - B Shares	125,556	140,963
Dios Fastigheter AB	26,164	181,885
Doro AB (a)	3,391	6,034
Duni AB (a)	13,288	105,998
Dustin Group AB	21,864	125,212
Eastnine AB	7,088	59,643
Elanders AB - B Shares	1,453	16,930
Electrolux Professional AB - Class B	37,795	203,305
Eltel AB (a)	18,428	14,302
Enea AB (a) (d)	4,082	46,303
Eolus Vind AB - B Shares	935	7,093
eWork Group AB	2,864	33,715
Fagerhult AB	19,392	86,146
Fastighets AB Trianon	3,988	8,904
FastPartner AB - Class A	10,644	61,643
FastPartner AB - D Shares	332	1,876
Ferronordic AB (a)	275	850
Fingerprint Cards AB - Class B (a) (d)	28,890	25,287
FormPipe Software AB	2,450	6,968
G5 Entertainment AB	208	3,876
GARO AB	4,784	60,934
Granges AB	31,689	236,872
Haldex AB (a)	16,480	105,528
Heba Fastighets AB - Class B	19,054	77,860
Hexatronic Group AB	21,735	162,154

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
HMS Networks AB	5,072	$216,608
Hoist Finance AB (a)	12,983	35,284
Humana AB (a)	6,890	30,048
Instalco AB (d)	38,975	161,295
INVISIO AB	1,473	21,260
Inwido AB	16,291	179,709
ITAB Shop Concept AB (a)	1,944	1,931
JM AB	17,370	287,740
John Mattson Fastighetsforetagen AB (a)	2,402	20,734
Karnov Group AB (a)	12,337	73,744
Know It AB	7,992	223,214
Lagercrantz Group AB - B Shares (d)	55,241	447,669
LeoVegas AB	5,910	34,962
Lime Technologies AB	808	17,703
Lindab International AB	25,702	372,979
Loomis AB	14,627	357,590
Mekonomen AB	11,543	124,222
MIPS AB	5,892	257,452
Modern Times Group MTG AB - Class B (a)	20,045	161,107
Momentum Group AB (a)	8,890	52,144
Munters Group AB	7,077	40,876
Mycronic AB	17,551	247,054
NCAB Group AB	15,993	80,806
NCC AB - B Shares	14,914	150,115
Nederman Holding AB	7,692	115,653
Nelly Group AB (a)	2,434	3,506
Net Insight AB - Class B (a)	74,697	26,698
New Wave Group AB - B Shares	19,643	261,535
Nobia AB	40,224	107,830
Nolato AB - B Shares	52,647	283,254
Nordic Waterproofing Holding AB	6,754	92,659
Note AB (a)	1,027	19,437
NP3 Fastigheter AB	11,449	226,242
Nyfosa AB (d)	44,721	334,629
OEM International AB - B Shares	22,800	145,803
Platzer Fastigheter Holding AB - Class B	15,422	99,873
Pricer AB - B Shares	32,212	48,503
Proact IT Group AB	8,496	56,573
Ratos AB - B Shares	61,820	263,275
RaySearch Laboratories AB (a)	7,859	41,816
Rejlers AB	804	9,751
Rottneros AB	26,936	31,500
Scandi Standard AB (a) (d)	18,069	64,474
Scandic Hotels Group AB (a)	25,706	99,307
Sdiptech AB - Class B (a)	1,095	25,340
Semcon AB	5,540	61,140
Sensys Gatso Group AB (a)	223,283	22,464
SkiStar AB	13,849	187,753
Softronic AB - B Shares	3,875	8,830
Solid Forsakring AB (a)	2,708	10,567
Stendorren Fastigheter AB (a)	1,576	23,912
Systemair AB	22,572	109,977
Tethys Oil AB	2,076	12,845
TF Bank AB	690	9,314
Troax Group AB	11,680	202,247
VBG Group AB - B Shares	2,387	27,302
Vitec Software Group AB - B Shares	4,792	207,829

		13,139,454

Switzerland—7.1%
Adecco Group AG	4,159	141,473
Aevis Victoria S.A. (a)	892	16,822
Allreal Holding AG	4,342	720,301
ALSO Holding AG (a)	2,049	404,516
APG SGA S.A.	390	71,906
Arbonia AG	14,726	197,001
Aryzta AG (a)	230,151	255,907
Ascom Holding AG	3,201	22,541
Autoneum Holding AG (d)	1,187	112,585
Bachem Holding AG - Class B	881	61,236
Baloise Holding AG	3,602	591,260
Banque Cantonale de Geneve	750	135,908
Banque Cantonale Vaudoise	6,316	495,795
Belimo Holding AG	2,560	902,055
Bell Food Group AG	693	183,364
Bellevue Group AG	3,322	112,574
Berner Kantonalbank AG	1,494	338,088
BKW AG	6,201	648,051
Bobst Group S.A.	3,214	206,910
Bossard Holding AG - Class A	2,139	414,412
Bucher Industries AG	2,031	710,731
Burckhardt Compression Holding AG	660	276,903
Burkhalter Holding AG (d)	1,499	118,124
Bystronic AG	452	328,696
Calida Holding AG	1,703	72,709
Carlo Gavazzi Holding AG	124	37,550
Cembra Money Bank AG	9,521	683,891
Cicor Technologies, Ltd. (a)	644	30,822
Cie Financiere Tradition S.A. (d)	601	66,136
Clariant AG (a)	59,367	1,131,938
Coltene Holding AG (a)	1,490	128,485
Comet Holding AG	1,621	255,823
Daetwyler Holding AG	1,258	260,114
DKSH Holding AG	10,401	859,089
dormakaba Holding AG	835	364,589
Dufry AG (a)	14,996	485,765
EDAG Engineering Group AG	3,171	38,925
EFG International AG (a)	30,423	223,886
Emmi AG	657	639,974
Energiedienst Holding AG	4,654	194,999
Evolva Holding S.A. (a) (d)	84,327	7,863
Feintool International Holding AG (d)	1,764	34,740
Fenix Outdoor International AG (d)	1,091	94,143
Ferrexpo plc	101,799	161,666
Flughafen Zurich AG (a)	5,491	830,709
Forbo Holding AG	343	457,202
Fundamenta Real Estate AG (a)	3,326	60,099
Galenica AG	13,396	1,029,051
GAM Holding AG (a)	62,659	51,870
Georg Fischer AG	25,460	1,254,180
Gurit Holding AG (d)	1,430	153,023
Helvetia Holding AG	10,528	1,232,894
Hiag Immobilien Holding AG	1,881	165,513
Highlight Communications AG (a)	7,829	29,941
HOCHDORF Holding AG (a) (d)	174	6,797
Huber & Suhner AG	5,184	413,816
Hypothekarbank Lenzburg AG	3	12,761

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Implenia AG (a)	4,729	$108,243
Ina Invest Holding AG (a)	1,388	27,651
Inficon Holding AG	501	395,042
Interroll Holding AG	220	493,578
Intershop Holding AG	466	301,257
Investis Holding S.A. (d)	322	34,628
IWG plc (a)	194,505	443,533
Jungfraubahn Holding AG (a)	890	119,294
Kardex Holding AG	2,137	355,534
Komax Holding AG	974	238,982
Kudelski S.A. (d)	13,221	34,901
Landis & Gyr Group AG (a) (d)	4,390	230,319
LEM Holding S.A.	166	317,307
Luzerner Kantonalbank AG	1,001	435,221
Medacta Group S.A.	1,064	101,581
Medartis Holding AG (a)	5	460
Medmix AG	5,258	116,564
Meier Tobler Group AG	1,744	43,846
Metall Zug AG - B Shares	78	156,130
Mikron Holding AG	2,145	15,911
Mobilezone Holding AG	13,629	237,862
Mobimo Holding AG (d)	2,335	567,738
OC Oerlikon Corp. AG	62,425	434,982
Orascom Development Holding AG (a)	4,230	32,373
Orell Fuessli AG	331	29,477
Orior AG	1,947	162,791
Phoenix Mecano AG	274	103,340
Plazza AG - Class A (d)	191	65,233
PSP Swiss Property AG	13,459	1,497,310
Resurs Holding AB	27,086	53,761
Rieter Holding AG	1,344	155,220
Romande Energie Holding S.A. (d)	111	136,199
Schaffner Holding AG	238	72,305
Schweiter Technologies AG	354	336,170
Schweizerische Nationalbank (d)	5	34,044
Sensirion Holding AG (a)	2,071	210,189
SFS Group AG	5,311	537,089
Siegfried Holding AG (a)	1,427	912,623
SIG Group AG (a)	15,020	330,946
St. Galler Kantonalbank AG	970	446,141
Sulzer AG	5,258	327,089
Swiss Prime Site AG	11,715	1,028,142
Swiss Steel Holding AG (a)	161,565	40,251
Swissquote Group Holding S.A.	3,768	382,992
Tecan Group AG	1,580	462,116
Temenos AG	2,839	242,299
TX Group AG	1,079	130,038
U-Blox Holding AG (a)	2,199	222,221
V-ZUG Holding AG (a) (d)	780	72,702
Valiant Holding AG	5,102	448,688
Valora Holding AG	1,153	199,493
VAT Group AG	3,764	898,834
Vaudoise Assurances Holding S.A.	306	130,142
Vetropack Holding AG	4,400	182,066
Vifor Pharma AG (a)	5,691	986,633
Von Roll Holding AG (a) (d)	16,704	13,821
Vontobel Holding AG	9,439	663,570

Switzerland—(Continued)
VZ Holding AG	4,180	303,015
Walliser Kantonalbank	1,345	155,670
Warteck Invest AG	53	121,089
Ypsomed Holding AG (a)	621	84,329
Zehnder Group AG	4,202	250,189
Zug Estates Holding AG - B Shares	83	173,018
Zuger Kantonalbank AG	57	427,590

		37,209,894

Taiwan—0.0%
FIT Hon Teng, Ltd. (a)	80,000	10,923

Tanzania—0.0%
Helios Towers plc (a)	110,176	162,178

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	10,655

United Kingdom—11.9%
4imprint Group plc	7,046	199,090
888 Holdings plc	95,449	195,922
A.G. Barr plc	34,817	219,859
accesso Technology Group plc (a)	1,138	8,566
Advanced Medical Solutions Group plc	28,754	103,291
AJ Bell plc	46,708	152,726
Alfa Financial Software Holdings plc	5,160	9,422
Alliance Pharma plc	87,282	121,255
Anglo Pacific Group plc	51,447	90,715
Anglo-Eastern Plantations plc	5,782	56,953
Appreciate Group plc	23,099	8,442
Aptitude Software Group plc	1,319	5,549
Ascential plc (a)	79,762	251,947
Ashmore Group plc	97,994	264,701
Avon Protection plc	8,677	104,436
Babcock International Group plc (a)	152,440	575,489
Bakkavor Group plc	12,493	14,175
Balfour Beatty plc	201,378	623,449
Beazley plc	163,069	998,045
Begbies Traynor Group plc (d)	20,686	35,825
Bellway plc	19,119	499,920
Biffa plc	44,517	203,260
Bloomsbury Publishing plc	28,218	130,027
Bodycote plc	64,772	415,353
boohoo Group plc (a)	12,408	8,387
Braemar Shipping Services plc	7,120	21,670
Brewin Dolphin Holdings plc	81,664	508,860
Britvic plc	74,790	738,974
Bytes Technology Group plc	40,288	205,216
Capita plc (a)	344,633	106,798
Capricorn Energy plc (a)	170,133	452,490
Card Factory plc (a)	103,756	58,328
CareTech Holdings plc	15,279	137,981
Carr’s Group plc	19,239	31,987
Castings plc	2,870	11,183
Cazoo Group, Ltd. (a)	27,925	20,106
Centaur Media plc	92,526	50,684

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Central Asia Metals plc	20,359	$54,917
Centrica plc (a)	925,921	907,317
Chemring Group plc	102,749	394,767
Chesnara plc	50,709	173,213
Clarkson plc	8,219	301,166
Close Brothers Group plc	45,801	571,705
CLS Holdings plc	4,854	11,966
CMC Markets plc	42,124	140,590
Coats Group plc	273,031	206,947
Computacenter plc	22,674	648,241
Concentric AB	11,928	205,853
ContourGlobal plc	28,299	86,686
Costain Group plc (a)	35,950	14,968
Countryside Partnerships plc (a)	139,641	422,053
Cranswick plc	15,732	589,548
Crest Nicholson Holdings plc	83,456	247,465
Currys plc	250,394	207,588
CVS Group plc	15,668	315,872
De La Rue plc (a) (d)	52,440	49,928
Devro plc	56,716	126,629
DFS Furniture plc	51,390	98,336
Dialight plc (a) (d)	5,140	18,772
Dignity plc (a) (d)	19,579	96,293
Diploma plc	20,635	559,686
DiscoverIE Group plc	22,813	173,480
Domino’s Pizza Group plc	134,943	458,761
dotdigital group plc (d)	41,626	35,209
Drax Group plc	123,481	967,217
Dunelm Group plc	27,630	276,144
DWF Group plc	20,571	22,692
EKF Diagnostics Holdings plc	38,020	14,811
Elementis plc (a)	202,330	243,736
EMIS Group plc	13,707	311,248
Energean plc (a)	22,974	307,975
EnQuest plc (a)	515,849	147,339
Epwin Group plc	14,369	13,910
Ergomed plc (a)	4,933	60,343
Essentra plc	94,236	285,079
Euromoney Institutional Investor plc	32,940	539,255
FD Technologies plc (a)	482	11,519
FDM Group Holdings plc	18,975	197,091
Fevertree Drinks plc	27,266	408,081
Firstgroup plc (a)	136,404	211,626
Flex LNG, Ltd.	8,311	231,154
Flowtech Fluidpower plc	6,703	9,486
Forterra plc	58,426	190,259
Foxtons Group plc	74,860	29,937
Frasers Group plc (a)	60,772	496,513
Frontier Developments plc (a) (d)	1,358	22,814
Fuller Smith & Turner plc - Class A	9,279	68,004
Funding Circle Holdings plc (a)	10,326	7,189
Future plc	1,396	29,540
FW Thorpe plc	6,310	29,199
Galliford Try Holdings plc	49,848	103,163
Games Workshop Group plc	7,383	600,781
Gamma Communications plc	10,934	143,090
Gem Diamonds, Ltd.	44,142	22,032

United Kingdom—(Continued)
Genel Energy plc	14,530	24,834
Genuit Group plc	68,299	320,097
Genus plc	844	25,786
Georgia Capital plc (a)	7,105	52,440
Go-Ahead Group plc (The) (a)	14,801	286,721
Gooch & Housego plc	2,212	24,045
Goodwin plc	188	5,715
Grafton Group plc	67,734	640,884
Grainger plc	208,838	715,203
Greggs plc	29,520	654,044
Gulf Keystone Petroleum, Ltd.	64,377	203,760
Gym Group plc (The) (a)	49,004	113,441
H&T Group plc	1,027	4,000
Halfords Group plc	72,677	127,156
Harworth Group plc	4,382	7,841
Hays plc	457,753	627,928
Headlam Group plc	31,939	115,538
Helical plc	38,476	175,318
Henry Boot plc	14,477	51,122
Hill & Smith Holdings plc	26,057	367,330
Hilton Food Group plc	19,243	239,342
Hiscox, Ltd.	68,213	782,904
Hollywood Bowl Group plc	35,798	90,676
HomeServe plc	36,749	524,202
Hunting plc	52,837	138,884
Hyve Group plc (a)	76,414	68,701
Ibstock plc	123,730	249,428
IDOX plc (d)	75,537	53,701
IG Group Holdings plc	59,333	500,916
IMI plc	13,946	199,150
Impax Asset Management Group plc	13,684	100,963
Inchcape plc	117,929	999,581
Indivior plc (a)	168,309	633,905
IntegraFin Holdings plc	48,598	132,992
International Personal Finance plc	79,366	73,939
iomart Group plc (d)	16,833	35,540
IP Group plc	225,731	192,453
IQE plc (a)	33,849	14,165
J.D. Wetherspoon plc (a)	24,696	187,601
James Fisher & Sons plc (a)	17,856	63,292
James Halstead plc	53,282	132,097
Jet2 plc (a)	28,058	309,764
John Menzies plc (a)	23,155	168,337
John Wood Group plc (a)	195,202	370,704
Johnson Service Group plc (a)	61,047	74,054
Joules Group plc (a)	4,111	1,802
Jupiter Fund Management plc	156,485	282,439
Just Group plc	211,144	183,401
Kainos Group plc	20,314	277,331
Keller Group plc	23,721	210,166
Kier Group plc (a)	94,700	78,304
Kin & Carta plc (a)	39,350	84,051
Lancashire Holdings, Ltd.	72,054	354,061
Learning Technologies Group plc	112,961	154,318
Liontrust Asset Management plc	12,072	134,179
Lookers plc	131,372	119,088
LSL Property Services plc	25,826	105,585

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Luceco plc	31,684	$40,018
M&C Saatchi plc (a)	3,677	7,191
Man Group plc	457,245	1,391,823
Marks & Spencer Group plc (a)	324,090	537,640
Marshalls plc	60,744	331,152
Marston’s plc (a)	258,409	161,986
McBride plc (a)	63,975	12,064
Mears Group plc	41,542	95,917
Medica Group plc	4,619	8,435
Meggitt plc (a)	117,808	1,131,541
Metro Bank plc (a) (d)	2,816	2,645
Micro Focus International plc	58,651	199,786
Midwich Group plc (d)	2,103	15,015
Mitchells & Butlers plc (a)	103,172	231,435
Mitie Group plc	406,977	277,772
MJ Gleeson plc	13,112	82,238
Moneysupermarket.com Group plc	146,027	309,496
Morgan Advanced Materials plc	95,467	319,821
Morgan Sindall Group plc	14,642	325,070
Mortgage Advice Bureau Holdings, Ltd.	6,665	73,134
Motorpoint group plc (a)	14,323	33,914
MP Evans Group plc	1,196	12,928
N Brown Group plc (a)	62,840	18,167
Naked Wines plc (a)	1,427	2,999
National Express Group plc (a)	190,696	451,495
NCC Group plc	88,729	202,287
Next Fifteen Communications Group plc	16,972	185,950
Ninety One plc	57,768	139,087
Norcros plc	11,343	32,147
Numis Corp. plc	16,141	49,330
Odfjell Technology Ltd. (a)	4,274	8,862
On the Beach Group plc (a)	32,313	56,016
OSB Group plc	71,515	422,560
Oxford Biomedica plc (a)	11,450	63,281
Oxford Instruments plc	16,714	402,124
Pagegroup plc	102,025	496,695
Pan African Resources plc	368,191	93,045
Paragon Banking Group plc	81,611	486,410
Parkmead Group plc (The) (a)	28,991	15,705
PayPoint plc	20,570	140,588
Pendragon plc (a)	345,188	88,593
Pennon Group plc	62,965	732,522
Petrofac, Ltd. (a)	95,267	130,008
Pets at Home Group plc	171,293	644,065
Pharos Energy plc (a)	50,968	13,634
Photo-Me International plc	89,030	83,240
Playtech plc (a)	90,374	595,753
Polar Capital Holdings plc	16,568	102,917
Porvair plc	8,570	56,879
PPHE Hotel Group, Ltd. (a)	3,290	59,135
Premier Foods plc	241,797	332,907
Provident Financial plc	52,029	126,422
PZ Cussons plc	74,104	177,532
QinetiQ Group plc	170,380	763,453
Quilter plc	443,586	558,729
Rank Group plc (a)	54,017	56,312
Rathbones Group plc	17,130	405,044

United Kingdom—(Continued)
Reach plc	159,041	194,205
Redde Northgate plc	57,053	234,280
Redrow plc	89,477	533,211
Renew Holdings plc	8,917	69,499
Renewi plc (a)	25,541	224,796
Renishaw plc	4,926	213,965
Renold plc (a)	238	81
Restaurant Group plc (The) (a)	92,660	50,786
Ricardo plc	13,452	59,208
RM plc	43,283	59,012
Robert Walters plc	16,356	93,570
Rotork plc	249,530	731,368
Royal Mail plc	6,841	22,617
RPS Group plc	100,537	126,612
RWS Holdings plc	12,286	51,723
S&U plc	1,188	29,472
Sabre Insurance Group plc	44,771	112,020
Saga plc (a)	8,514	18,469
Savills plc	45,458	560,469
Secure Trust Bank plc (d)	458	6,054
Senior plc (a)	166,890	235,185
Serco Group plc	159,320	338,003
Serica Energy plc	26,355	91,437
Severfield plc	100,890	76,512
SIG plc (a)	255,262	92,145
Smart Metering Systems plc	21,432	213,685
Smiths News plc	20,535	8,444
Softcat plc	28,832	462,282
Spectris plc	21,080	701,122
Speedy Hire plc	177,240	93,533
Spire Healthcare Group plc (a)	58,762	168,188
Spirent Communications plc	181,575	549,549
Sportech plc (d)	8,446	2,550
SSP Group plc (a)	177,745	503,962
SThree plc	41,761	181,240
Stobart Group, Ltd. (a)	102,535	11,738
Studio Retail Group plc (b) (c)	17,439	18,310
STV Group plc	7,194	26,192
Superdry plc (a)	18,185	29,689
Synthomer plc	101,465	278,123
T. Clarke plc	15,381	28,666
Tate & Lyle plc	99,775	910,239
TBC Bank Group plc	4,639	71,406
Ted Baker plc (a)	15,673	14,504
Telecom Plus plc	18,238	436,958
Topps Tiles plc	61,961	29,495
TORM plc - Class A (a)	8,003	108,248
TP ICAP Group plc	235,823	322,535
Travis Perkins plc	50,576	600,390
Treatt plc	8,866	81,972
Trellus Health plc (a)	2,339	399
Trifast plc	20,432	23,889
TT electronics plc	60,814	130,492
Tyman plc	21,078	61,226
Ultra Electronics Holdings plc	22,478	950,049
Verici Dx plc	760	213
Vertu Motors plc	46,012	30,255

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Vesuvius plc	68,585	$254,019
Victrex plc	25,139	544,584
VIDENDUM plc	10,351	165,392
Virgin Money UK plc	194,812	310,337
Vistry Group plc	65,780	669,209
Vivo Energy plc	53,383	94,848
Volex plc	20,438	59,847
Volution Group plc	31,181	127,931
Vp plc	4,147	43,062
Watches of Switzerland Group plc (a)	47,460	444,871
Watkin Jones plc	36,280	97,197
WH Smith plc (a)	27,806	476,246
Wickes Group plc	76,029	153,531
Wincanton plc	40,925	172,821
Xaar plc (a)	18,088	40,197
Young & Co’s Brewery plc - Class A	4,640	64,160
Young & Co’s Brewery plc (Non-Voting Shares)	1,744	15,668
Zotefoams plc	7,268	23,897

		62,452,456

United States—0.4%
Argonaut Gold, Inc. (a) (d)	80,499	28,142
Arko Corp.	9,286	75,774
Burford Capital, Ltd.	33,018	323,562
Diversified Energy Co., plc	107,722	146,165
Energy Fuels, Inc. (a) (d)	14,915	73,463
Frontage Holdings Corp. (a)	58,000	23,212
GXO Logistics, Inc. (a)	245	10,602
Ormat Technologies, Inc.	1	43
Primo Water Corp.(d)	2,400	32,112
PureTech Health plc (a)	45,320	94,577
Reliance Worldwide Corp., Ltd.	151,455	422,780
Samsonite International S.A. (a)	124,500	251,650
Sims, Ltd.	51,085	492,605
Varia US Properties AG (a)	1,203	57,097
Viemed Healthcare, Inc. (a)	3,244	17,453

		2,049,237

Total Common Stocks (Cost $551,846,523)		518,924,481

Preferred Stocks—0.3%

Germany—0.3%
Draegerwerk AG & Co. KGaA	3,031	158,127
Fuchs Petrolub SE	17,122	477,284
Jungheinrich AG	16,854	367,137
Sixt SE	4,716	295,221
Sto SE & Co. KGaA	618	90,321
Villeroy & Boch AG	505	9,185

Total Preferred Stocks (Cost $1,735,912)		1,397,275

Rights—0.0%
Security Description	Shares/ Principal Amount*	Value

Australia—0.0%
BWX, Ltd. (a)	2,874	80
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0

		80

Austria—0.0%
IMMOFINANZ AG (a)	28,505	0
Intercell AG (a) (b) (c)	24,163	0

		0

Canada—0.0%
Imperial Metals Corp. (a)	19,966	0

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Italy—0.0%
SAIPEM S.p.A (a) (d)	4,150	5,480

Portugal—0.0%
Greenvolt Energias Renovaveis Right (a)	6,543	1,739

Spain—0.0%
Fomento de Construcciones y Contratas S.A. (a)	12,522	4,501

Total Rights (Cost $1,068,135)		11,800

Warrants—0.0%

Australia—0.0%
Decmil Group, Ltd., Expires 09/15/22 (a)	4,018	0

Italy—0.0%
Webuild S.p.A. (a)	6,346	0

Macau—0.0%
MECOM Power and Construction, Ltd. (a)	4,600	179

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $0)		179

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $1,587,435; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $1,619,227.	1,587,420	1,587,420

Total Short-Term Investments (Cost $1,587,420)		1,587,420

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (e)—7.0%

Security Description	Principal Amount*	Value

Commercial Paper—0.4%
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (f)	1,000,000	$1,000,382
Liberty Street Funding LLC 1.550%, 07/01/22	1,000,000	999,952

		2,000,334

Repurchase Agreements—4.7%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $4,409,420; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $4,497,415.	4,409,230	4,409,230
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $2,000,087; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $2,042,807.	2,000,000	2,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $1,600,488; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $1,634,245.	1,600,000	1,600,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $3,301,091; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $3,639,263.	3,300,000	3,300,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $2,558,363; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $2,609,531.	2,558,258	2,558,258
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $1,100,371; collateralized by various Common Stock with an aggregate market value of $1,222,959.	1,100,000	1,100,000
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,100,046; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $1,122,421.	1,100,000	1,100,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $200,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $204,077.	200,000	200,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $1,800,080; collateralized by various Common Stock with an aggregate market value of $2,000,470.	1,800,000	1,800,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $700,032; collateralized by various Common Stock with an aggregate market value of $777,960.	700,000	700,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $800,260; collateralized by various Common Stock with an aggregate market value of $889,461.	800,000	800,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $4,000,183; collateralized by various Common Stock with an aggregate market value of $4,419,051.	4,000,000	4,000,000

		24,567,488

Mutual Funds—1.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (g)	5,000,000	5,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $36,567,488)		36,567,822

Total Investments—106.5% (Cost $592,805,478)		558,488,977
Other assets and liabilities (net)—(6.5)%		(34,020,650)

Net Assets—100.0%		$524,468,327

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent 0.1% of net assets.
(d)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $44,326,544 and the collateral received consisted of cash in the amount of $36,567,445 and non-cash collateral with a value of $11,756,973. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Ten Largest Industries as of June 30, 2022 (Unaudited)	% of Net Assets
Machinery	5.7
Metals & Mining	5.2
Oil, Gas & Consumable Fuels	4.7
Banks	4.7
Real Estate Management & Development	4.4
Food Products	3.5
Chemicals	3.5
Capital Markets	3.4
Electronic Equipment, Instruments & Components	3.2
Construction & Engineering	3.0

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$674,204	$31,831,852	$233,036	$32,739,092
Austria	—	7,721,521	0	7,721,521
Belgium	247,468	9,057,619	—	9,305,087
Cambodia	—	193,058	—	193,058
Canada	60,289,610	36,537	385	60,326,532
China	267,073	765,392	—	1,032,465
Colombia	67,164	—	—	67,164
Denmark	68,892	12,103,804	—	12,172,696
Faeroe Islands	—	19,934	—	19,934
Finland	—	11,350,246	—	11,350,246
France	—	24,206,081	1,211	24,207,292
Georgia	—	212,016	—	212,016
Germany	723,859	31,849,670	—	32,573,529
Ghana	—	278,891	—	278,891
Greenland	—	12,031	—	12,031
Guernsey, Channel Islands	—	—	0	0
Hong Kong	785,051	12,612,653	81,546	13,479,250

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
India	$—	$75,646	$—	$75,646
Ireland	—	3,371,845	—	3,371,845
Isle of Man	—	49,429	—	49,429
Israel	228,431	9,507,681	—	9,736,112
Italy	—	17,694,442	0	17,694,442
Japan	—	121,459,860	—	121,459,860
Jersey, Channel Islands	—	499,214	—	499,214
Liechtenstein	—	293,622	—	293,622
Luxembourg	—	1,785,759	—	1,785,759
Macau	—	197,981	—	197,981
Malta	—	20,869	—	20,869
Mongolia	84,437	10,008	—	94,445
Netherlands	—	12,555,271	0	12,555,271
New Zealand	—	2,650,331	—	2,650,331
Nigeria	—	162,759	—	162,759
Norway	—	4,636,140	—	4,636,140
Peru	—	112,733	—	112,733
Philippines	—	20,974	—	20,974
Portugal	—	2,199,321	0	2,199,321
Singapore	116,439	6,718,615	25,364	6,860,418
South Africa	—	1,042,809	—	1,042,809
Spain	—	12,678,900	0	12,678,900
Sweden	—	13,139,454	—	13,139,454
Switzerland	—	37,209,894	—	37,209,894
Taiwan	—	10,923	—	10,923
Tanzania	—	162,178	—	162,178
United Arab Emirates	—	10,655	—	10,655
United Kingdom	70,790	62,363,356	18,310	62,452,456
United States	237,546	1,811,691	—	2,049,237
Total Common Stocks	63,860,964	454,703,665	359,852	518,924,481
Total Preferred Stocks*	—	1,397,275	—	1,397,275
Rights
Australia	—	80	—	80
Austria	—	0	0	0
Canada	—	0	—	0
Hong Kong	—	—	0	0
Italy	5,480	—	—	5,480
Portugal	1,739	—	—	1,739
Spain	4,501	—	—	4,501
Total Rights	11,720	80	0	11,800
Warrants
Australia	—	0	—	0
Italy	—	0	—	0
Macau	179	—	—	179
Singapore	—	0	—	0
Total Warrants	179	0	—	179
Total Short-Term Investment*	—	1,587,420	—	1,587,420
Securities Lending Reinvestments
Commercial Paper	—	2,000,334	—	2,000,334
Repurchase Agreements	—	24,567,488	—	24,567,488
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	26,567,822	—	36,567,822
Total Investments	$73,872,863	$484,256,262	$359,852	$558,488,977

Collateral for Securities Loaned (Liability)	$—	$(36,567,445)	$—	$(36,567,445)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

During the period ended June 30, 2022, transfers into Level 3 in the amount of $298,077 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

During the period ended June 30, 2022, transfers out of Level 3 in the amount of $27,253 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$558,488,977
Cash	5
Cash denominated in foreign currencies (c)	2,160,039
Receivable for:
Investments sold	182,374
Fund shares sold	44,225
Dividends and interest	1,905,058

Total Assets	562,780,678
Liabilities
Collateral for securities loaned	36,567,445
Payables for:
Investments purchased	695,953
Fund shares redeemed	12,304
Accrued Expenses:
Management fees	293,732
Distribution and service fees	13,672
Deferred trustees’ fees	156,692
Other expenses	572,553

Total Liabilities	38,312,351

Net Assets	$524,468,327

Net Assets Consist of:
Paid in surplus	$548,811,123
Distributable earnings (Accumulated losses)	(24,342,796)

Net Assets	$524,468,327

Net Assets
Class A	$461,033,466
Class B	63,434,861
Capital Shares Outstanding*
Class A	51,539,708
Class B	7,147,192
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.95
Class B	8.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $592,805,478.
(b)	Includes securities loaned at value of $44,326,544.
(c)	Identified cost of cash denominated in foreign currencies was $2,157,471.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$11,536,941
Interest	2,796
Securities lending income	295,388

Total investment income	11,835,125
Expenses
Management fees	2,458,177
Administration fees	18,283
Custodian and accounting fees	249,689
Distribution and service fees—Class B	92,136
Audit and tax services	35,245
Legal	20,427
Shareholder reporting	10,437
Insurance	2,522
Miscellaneous (b)	120,680

Total expenses	3,007,596
Less management fee waiver	(427,448)

Net expenses	2,580,148

Net Investment Income	9,254,977

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,874,941
Foreign currency transactions	(340,726)

Net realized gain (loss)	12,534,215

Net change in unrealized appreciation (depreciation) on:
Investments	(166,575,052)
Foreign currency transactions	(99,204)

Net change in unrealized appreciation (depreciation)	(166,674,256)

Net realized and unrealized gain (loss)	(154,140,041)

Net Increase (Decrease) in Net Assets From Operations	$(144,885,064)

(a)	Net of foreign withholding taxes of $1,294,251.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,254,977	$11,838,484
Net realized gain (loss)	12,534,215	65,499,786
Net change in unrealized appreciation (depreciation)	(166,674,256)	18,237,005

Increase (decrease) in net assets from operations	(144,885,064)	95,575,275

From Distributions to Shareholders
Class A	(67,111,201)	(41,845,260)
Class B	(9,121,187)	(5,605,393)

Total distributions	(76,232,388)	(47,450,653)

Increase (decrease) in net assets from capital share transactions	52,288,646	(75,789,656)

Total increase (decrease) in net assets	(168,828,806)	(27,665,034)

Net Assets
Beginning of period	693,297,133	720,962,167

End of period	$524,468,327	$693,297,133

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	234	$2,261	4,525	$57,966
Reinvestments	7,286,775	67,111,201	3,160,518	41,845,260
Redemptions	(1,752,124)	(21,106,702)	(8,312,382)	(111,152,075)

Net increase (decrease)	5,534,885	$46,006,760	(5,147,339)	$(69,248,849)

Class B
Sales	173,290	$2,003,820	366,835	$4,826,478
Reinvestments	997,942	9,121,187	426,590	5,605,393
Redemptions	(414,708)	(4,843,121)	(1,294,580)	(16,972,678)

Net increase (decrease)	756,524	$6,281,886	(501,155)	$(6,540,807)

Increase (decrease) derived from capital shares transactions		$52,288,646		$(75,789,656)

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.25		$12.43	$12.22	$11.07	$15.32	$12.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.22	0.16	0.22	0.23	0.22
Net realized and unrealized gain (loss)	(2.96)		1.54	0.75	2.20	(3.05)	3.52

Total income (loss) from investment operations	(2.78)		1.76	0.91	2.42	(2.82)	3.74

Less Distributions
Distributions from net investment income	(0.30)		(0.24)	(0.29)	(0.16)	(0.40)	(0.32)
Distributions from net realized capital gains	(1.22)		(0.70)	(0.41)	(1.11)	(1.03)	(0.67)

Total distributions	(1.52)		(0.94)	(0.70)	(1.27)	(1.43)	(0.99)

Net Asset Value, End of Period	$8.95		$13.25	$12.43	$12.22	$11.07	$15.32

Total Return (%) (b)	(21.34	)(c)	14.16	9.12	23.30	(20.37)	30.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(d)	0.93	0.94	0.95	0.93	0.92
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.83	0.93	0.94	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	3.07	(d)	1.69	1.47	1.95	1.64	1.56
Portfolio turnover rate (%)	5	(c)	10	18	14	16	5
Net assets, end of period (in millions)	$461.0		$609.4	$636.0	$594.9	$495.7	$647.6

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.13		$12.33	$12.13	$10.99	$15.22	$12.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.19	0.13	0.19	0.19	0.18
Net realized and unrealized gain (loss)	(2.93)		1.52	0.74	2.19	(3.02)	3.50

Total income (loss) from investment operations	(2.77)		1.71	0.87	2.38	(2.83)	3.68

Less Distributions
Distributions from net investment income	(0.26)		(0.21)	(0.26)	(0.13)	(0.37)	(0.29)
Distributions from net realized capital gains	(1.22)		(0.70)	(0.41)	(1.11)	(1.03)	(0.67)

Total distributions	(1.48)		(0.91)	(0.67)	(1.24)	(1.40)	(0.96)

Net Asset Value, End of Period	$8.88		$13.13	$12.33	$12.13	$10.99	$15.22

Total Return (%) (b)	(21.42	)(c)	13.85	8.79	23.03	(20.56)	30.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(d)	1.18	1.19	1.20	1.18	1.17
Net ratio of expenses to average net assets (%) (e)	1.07	(d)	1.08	1.18	1.19	1.17	1.16
Ratio of net investment income (loss) to average net assets (%)	2.82	(d)	1.44	1.23	1.70	1.39	1.29
Portfolio turnover rate (%)	5	(c)	10	18	14	16	5
Net assets, end of period (in millions)	$63.4		$83.9	$85.0	$84.3	$74.7	$93.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2022, the Portfolio received EU tax reclaim payments in the amount of

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

$335,762 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $1,587,420. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,567,488. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(36,525,325)	$—	$—	$—	$(36,525,325)
Rights	(42,120)	—	—	—	(42,120)
Total Borrowings	$(36,567,445)	$—	$—	$—	$(36,567,445)
Gross amount of recognized liabilities for securities lending transactions					$(36,567,445)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$29,079,632	$0	$40,637,668

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$2,458,177	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.200%	Of the first $100 million
0.150%	On amounts in excess of $100 million

An identical expense agreement was in place for the period March 1, 2022 to April 29, 2022.

Prior to March 1, 2022, the Adviser had agreed, for the period April 30, 2021 to February 28, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	Of the first $100 million
0.100%	On amounts in excess of $100 million

Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$603,985,132

Gross unrealized appreciation	109,638,350
Gross unrealized (depreciation)	(155,134,505)

Net unrealized appreciation (depreciation)	$(45,496,155)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$16,809,617	$18,017,578	$30,641,036	$22,858,781	$47,450,653	$40,876,359

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$22,748,295	$53,084,255	$121,120,918	$—	$196,953,468

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned -17.66%, -17.73%, and -17.74%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned -19.96% and -10.35%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned -16.11%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index posted negative results over the trailing six-month period ending June 30, 2022. In the first quarter, U.S. equities registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the Federal Reserve (the “Fed”) drove the S&P 500 Index into correction territory in February. However, stocks rebounded sharply in March amid strong equity inflows, the belief that the U.S. can resist current economic headwinds better than other nations, and Fed Chair Jerome Powell’s assessment that the U.S. economy is strong enough to withstand higher interest rates without slipping into recession. Robust consumer demand combined with stretched supply chains and soaring commodity prices caused consumer and producer prices to rise faster than anticipated.

In the second quarter, U.S. equities fell sharply, ending June with a 20.0% loss year to date as measured by the S&P 500 Index. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades; the headline Consumer Price Index increased 8.6% annually in May, from 8.3% in April, undermining hopes that U.S. inflation had peaked. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate hikes to 75 basis points (“bps”) in June, following a 50 bps increase in May, forecasting that rates could rise to 3.4% by the end of 2022 and 3.8% by the end of 2023.

Returns varied by market-cap. Mid-cap stocks, as measured by the S&P MidCap 400 Index, outperformed large- and small-cap stocks, as measured by the S&P 500 Index and Russell 2000 Index, respectively.

Global fixed income sectors cemented their worst ever start to the year following sharply negative returns during the second quarter of 2022. Global sovereign yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Most fixed income spread sectors underperformed government bonds amid increasing concerns that tighter financial conditions resulting from less accommodative policy could tip the global economy into recession. Global gross domestic product growth exhibited some divergence during the first quarter, though most countries continued to expand, with notable contraction in the U.S. and Japan. Inflation pressures remained acute though commodity prices declined sharply late in the quarter to provide some relief. U.S. labor market strength persisted while housing market resilience was tested by surging mortgage rates, lack of inventory, and home price appreciation. Within the Group of Ten, select central banks, including the Fed and Sweden’s Riksbank, raised rates with surprisingly large moves. The European Central Bank announced its plan to end quantitative easing and start hiking rates from July, with President Lagarde suggesting a larger hike would be appropriate in September, if inflation pressures persist. The U.S. dollar rallied strongly versus most currencies as it became increasingly clear that the Fed will likely tighten policy more aggressively to counter persistently high inflation.

Absolute returns were negative for fixed income sectors over the period with investment grade sectors largely outperforming lower quality sectors. Excess returns were also negative. On an excess return basis, select securitized sectors such as Asset-Backed Securities (“ABS”) and Commercial Mortgage-Backed Securities (“CMBS”) were among the best relative performers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Equity Portfolio underperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2022. Challenging stock selection within the Information Technology, Industrials, and Consumer Discretionary sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Consumer Staples, Real Estate, and Materials sectors.

Top detractors from relative performance during the period included not owning Exxon Mobil (Energy) and Johnson & Johnson (Health Care), and an overweight position in Etsy (Consumer Discretionary). Shares of Exxon Mobil advanced during the period with crude oil prices soaring as tensions between Russia and Ukraine threatened to create a tighter oil market. The stock climbed further following sanctions against Russia, exposing the fragility in global supply due to years of underinvestment and growing regulatory burdens. The company reported adjusted earnings per share for the fourth quarter that beat consensus estimates. Shares of Johnson & Johnson rose as the company reported first quarter 2022 earnings and provided a positive outlook despite some headwinds from currency exchange and its COVID vaccine. Key drugs in the pharmaceutical segment drove sales growth and a post COVID-19 recovery within the MedTech segment contributed to results. Management reaffirmed 2022 guidance and declared a 6.6% increase in the quarterly dividend. The share price of handmade crafts e-commerce platform, Etsy, fell despite releasing solid fourth quarter 2021 results. Near-term guidance was modestly below expectations challenged by tough first quarter 2021 comparables, which were partially bolstered by stimulus-driven spending.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

The Fixed Income Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the six-month period ended June 30, 2022. The Portfolio’s overweight to and out-of-benchmark exposure to spread sectors was the primary cause of relative underperformance as government bonds outperformed risk assets in light of market volatility. An allocation to Structured Finance sectors detracted from relative performance, particularly exposure to Non-Agency Mortgage-Backed Securities (“MBS”). An overweight to Agency MBS pass-throughs also detracted given the increase in interest rate volatility, as well as expectations for balance sheet normalization. Out-of-benchmark exposure to High Yield and Bank Loans detracted over the period, through Bank Loans held up much better than High Yield given their floating rate nature. The Fixed Income Portfolio implemented tactical duration positions throughout the period which had a negative impact on relative performance. Select exposure within Emerging Markets (“EM”) Debt detracted from performance as the sector remained under pressure by rising inflation, interest rate hikes, and a strong U.S. dollar. Positioning within Investment Grade Credit contributed to relative performance, particularly industrials issuers.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and Investment Grade, High Yield, and EM CDS index positions were used as a source of liquidity and to manage overall portfolio risk. EM CDS positions had a positive impact on performance during the period, while Investment Grade CDS detracted and High Yield CDS had a neutral impact.

Top contributors to relative performance within the Fixed Income Portfolio during the period included an out-of-benchmark position in Shell (Energy), an underweight to NVIDIA (Information Technology), and an overweight position in Eli Lilly (Health Care).

At period end, the Portfolio’s asset allocation break-down was approximately a 61% allocation to the Equity Portfolio and a 39% allocation to the Fixed Income Portfolio. This was unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	-17.66	-13.16	6.77	8.84
Class B	-17.73	-13.36	6.50	8.57
Class E	-17.74	-13.27	6.60	8.68
S&P 500 Index	-19.96	-10.62	11.31	12.96
Bloomberg U.S. Aggregate Bond Index	-10.35	-10.29	0.88	1.54
Blended Index	-16.11	-10.24	7.37	8.50

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Equity Sectors

% of Net Assets
Information Technology	11.8
Health Care	10.6
Communication Services	6.8
Financials	6.1
Consumer Discretionary	5.7

Top Equity Holdings

% of Net Assets
Microsoft Corp.	3.9
Alphabet, Inc.	2.5
Amazon.com, Inc.	2.4
Apple, Inc.	1.8
Shell plc	1.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.5
Corporate Bonds & Notes	12.4
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.1
Foreign Government	1.9

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities 30 Yr. Pool	7.9
U.S. Treasury Bonds	5.3
Fannie Mae 30 Yr. Pool	3.6
Ginnie Mae II 30 Yr. Pool	2.9
U.S. Treasury Notes	1.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.48%	$1,000.00	$823.40	$2.17
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$822.70	$3.30
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$822.60	$2.85
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—58.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Boeing Co. (The) (a)	16,350	$2,235,372
General Dynamics Corp.	17,434	3,857,272
L3Harris Technologies, Inc.	11,808	2,853,994
Raytheon Technologies Corp.	60,730	5,836,760

		14,783,398

Air Freight & Logistics—0.2%
FedEx Corp.	9,256	2,098,428

Airlines—0.2%
JetBlue Airways Corp. (a)	233,227	1,952,110

Automobiles—0.6%
Ford Motor Co.	103,653	1,153,658
Tesla, Inc. (a)	7,694	5,181,293

		6,334,951

Banks—0.5%
PNC Financial Services Group, Inc. (The)	35,826	5,652,268

Beverages—1.1%
Constellation Brands, Inc. - Class A	36,980	8,618,559
Monster Beverage Corp. (a)	40,452	3,749,900

		12,368,459

Biotechnology—1.0%
Alnylam Pharmaceuticals, Inc. (a)	2,275	331,809
Apellis Pharmaceuticals, Inc. (a)	5,006	226,371
Ascendis Pharma A/S (ADR) (a) (b)	4,134	384,297
Biogen, Inc. (a)	4,848	988,701
Blueprint Medicines Corp. (a)	2,763	139,559
Celldex Therapeutics, Inc. (a) (b)	4,714	127,089
Exact Sciences Corp. (a) (b)	6,548	257,926
Genmab A/S (ADR) (a) (b)	12,223	397,125
Horizon Therapeutics plc (a)	4,687	373,835
Incyte Corp. (a)	6,842	519,787
Kymera Therapeutics, Inc. (a) (b)	4,104	80,808
Mirati Therapeutics, Inc. (a) (b)	2,619	175,813
Moderna, Inc. (a)	1,792	255,987
Myovant Sciences, Ltd. (a) (b)	69,391	862,530
Neurocrine Biosciences, Inc. (a)	2,592	252,668
PTC Therapeutics, Inc. (a)	4,628	185,398
Regeneron Pharmaceuticals, Inc. (a)	2,544	1,503,835
REVOLUTION Medicines, Inc. (a) (b)	5,811	113,256
Sarepta Therapeutics, Inc. (a)	2,254	168,960
Seagen, Inc. (a)	4,886	864,529
United Therapeutics Corp. (a)	1,534	361,472
Vertex Pharmaceuticals, Inc. (a)	10,018	2,822,972

		11,394,727

Building Products—0.4%
Builders FirstSource, Inc. (a)	36,077	1,937,335
Fortune Brands Home & Security, Inc	12,015	719,458
Johnson Controls International plc	49,933	2,390,792

		5,047,585

Capital Markets—3.2%
Ares Management Corp. - Class A	100,172	5,695,780
Charles Schwab Corp. (The)	143,787	9,084,463
CME Group, Inc.	27,778	5,686,157
Morgan Stanley	105,155	7,998,089
S&P Global, Inc.	24,019	8,095,844

		36,560,333

Chemicals—1.7%
Cabot Corp. (b)	45,069	2,874,951
Celanese Corp.	21,680	2,549,785
FMC Corp.	32,411	3,468,301
Ingevity Corp. (a)	17,291	1,091,754
Linde plc	18,071	5,195,955
Livent Corp. (a) (b)	41,310	937,324
PPG Industries, Inc.	25,048	2,863,988

		18,982,058

Commercial Services & Supplies—0.2%
Aurora Innovation, Inc. (a) (b)	87,391	166,917
Clean Harbors, Inc. (a)	6,248	547,762
Waste Connections, Inc.	13,814	1,712,383

		2,427,062

Communications Equipment—0.3%
Arista Networks, Inc. (a)	33,186	3,110,856

Construction & Engineering—0.1%
Fluor Corp. (a) (b)	61,440	1,495,450

Consumer Finance—0.1%
OneMain Holdings, Inc.	26,600	994,308

Containers & Packaging—0.1%
Ball Corp. (b)	15,649	1,076,182

Diversified Financial Services—0.4%
Equitable Holdings, Inc.	151,957	3,961,519
Voya Financial, Inc. (b)	14,360	854,851

		4,816,370

Diversified Telecommunication Services—0.3%
AT&T, Inc.	176,764	3,704,974

Electric Utilities—2.1%
Constellation Energy Corp.	37,483	2,146,276
Duke Energy Corp.	64,779	6,944,957
Edison International	71,304	4,509,265
Exelon Corp.	105,641	4,787,650
FirstEnergy Corp.	135,181	5,189,599

		23,577,747

Electrical Equipment—0.1%
Emerson Electric Co.	7,224	574,597

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.2%
Schlumberger NV	73,093	$2,613,806

Entertainment—0.3%
Electronic Arts, Inc.	7,973	969,916
Roku, Inc. (a) (b)	27,580	2,265,421

		3,235,337

Equity Real Estate Investment Trusts—1.3%
American Tower Corp.	15,244	3,896,214
AvalonBay Communities, Inc.	8,735	1,696,774
Rexford Industrial Realty, Inc.	59,157	3,406,852
Ryman Hospitality Properties, Inc. (a)	32,266	2,453,184
Welltower, Inc.	47,249	3,890,955

		15,343,979

Food & Staples Retailing—1.8%
Performance Food Group Co. (a)	306,961	14,114,067
Sysco Corp.	74,512	6,311,911

		20,425,978

Food Products—1.2%
Hershey Co. (The)	20,852	4,486,516
Mondelez International, Inc. - Class A	148,240	9,204,222

		13,690,738

Health Care Equipment & Supplies—1.8%
Align Technology, Inc. (a)	6,422	1,519,895
Baxter International, Inc.	52,313	3,360,064
Boston Scientific Corp. (a)	100,135	3,732,031
DexCom, Inc. (a)	12,108	902,409
Edwards Lifesciences Corp. (a)	28,006	2,663,091
Inari Medical, Inc. (a)	14,590	991,974
Insulet Corp. (a)	6,927	1,509,670
Stryker Corp.	18,586	3,697,313
Teleflex, Inc.	7,762	1,908,288

		20,284,735

Health Care Providers & Services—2.5%
Agilon Health, Inc. (a) (b)	110,691	2,416,384
Centene Corp. (a)	45,567	3,855,424
Elevance Health, Inc.	9,370	4,521,775
HCA Healthcare, Inc.	15,622	2,625,433
Humana, Inc.	16,327	7,642,179
Laboratory Corp. of America Holdings	4,667	1,093,758
McKesson Corp.	6,974	2,274,989
UnitedHealth Group, Inc.	7,941	4,078,736

		28,508,678

Hotels, Restaurants & Leisure—1.0%
Airbnb, Inc. - Class A (a)	64,433	5,739,692
Hyatt Hotels Corp. - Class A (a)	23,264	1,719,442
Starbucks Corp.	54,400	4,155,616

		11,614,750

Industrial Conglomerates—0.3%
Honeywell International, Inc.	19,299	3,354,359

Insurance—1.8%
American International Group, Inc.	75,126	3,841,192
Assurant, Inc.	9,210	1,591,949
Assured Guaranty, Ltd.	39,236	2,188,977
Chubb, Ltd.	25,657	5,043,653
Hartford Financial Services Group, Inc. (The)	37,900	2,479,797
Marsh & McLennan Cos., Inc.	23,408	3,634,092
Trupanion, Inc. (a) (b)	31,174	1,878,545

		20,658,205

Interactive Media & Services—4.3%
Alphabet, Inc. - Class A (a)	12,808	27,911,962
Bumble, Inc. - Class A (a)	129,976	3,658,824
Cargurus, Inc. (a) (b)	95,818	2,059,129
Match Group, Inc. (a) (b)	25,135	1,751,658
Meta Platforms, Inc. - Class A (a)	76,006	12,255,968
Snap, Inc. - Class A (a)	105,085	1,379,766

		49,017,307

Internet & Direct Marketing Retail—2.9%
Amazon.com, Inc. (a)	253,882	26,964,807
Etsy, Inc. (a) (b)	81,849	5,992,166

		32,956,973

IT Services—1.9%
Block, Inc. (a)	25,320	1,556,167
FleetCor Technologies, Inc. (a)	10,110	2,124,212
Genpact, Ltd.	39,417	1,669,704
Global Payments, Inc.	53,346	5,902,201
GoDaddy, Inc. - Class A (a)	37,046	2,576,920
Nuvei Corp. (a)	3,089	111,729
Okta, Inc. (a)	2,982	269,573
PayPal Holdings, Inc. (a)	4,944	345,289
Snowflake, Inc. - Class A (a)	1,502	208,868
Visa, Inc. - Class A	23,210	4,569,817
WEX, Inc. (a)	14,244	2,215,797

		21,550,277

Life Sciences Tools & Services—1.5%
Agilent Technologies, Inc.	31,157	3,700,517
Danaher Corp.	29,971	7,598,248
ICON plc (a)	5,720	1,239,524
NanoString Technologies, Inc. (a)	55,059	699,249
Syneos Health, Inc. (a)	28,920	2,072,985
Waters Corp. (a)	5,215	1,726,061

		17,036,584

Machinery—1.2%
Caterpillar, Inc.	10,143	1,813,163
Flowserve Corp.	52,905	1,514,670
Fortive Corp.	25,267	1,374,020
Ingersoll Rand, Inc. (b)	40,942	1,722,839
Kennametal, Inc. (b)	28,454	660,986

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Middleby Corp. (The) (a) (b)	7,926	$993,603
PACCAR, Inc.	24,020	1,977,807
Westinghouse Air Brake Technologies Corp.	43,023	3,531,328

		13,588,416

Media—1.2%
Charter Communications, Inc. - Class A (a)	12,348	5,785,408
New York Times Co. (The) - Class A	50,882	1,419,608
Omnicom Group, Inc.	101,205	6,437,650

		13,642,666

Metals & Mining—0.0%
Foresight Energy LLC (a)	1,359	21,742

Oil, Gas & Consumable Fuels—2.7%
ConocoPhillips	72,019	6,468,026
Marathon Petroleum Corp.	36,928	3,035,851
Pioneer Natural Resources Co.	12,772	2,849,178
Shell plc (ADR)	349,015	18,249,994

		30,603,049

Pharmaceuticals—3.8%
Aclaris Therapeutics, Inc. (a)	9,585	133,807
AstraZeneca plc (ADR)	58,248	3,848,445
Bristol-Myers Squibb Co.	86,669	6,673,513
Elanco Animal Health, Inc. (a)	66,319	1,301,842
Eli Lilly and Co.	36,792	11,929,070
Intra-Cellular Therapies, Inc. (a)	11,938	681,421
Novartis AG (ADR)	37,839	3,198,531
Pfizer, Inc.	202,793	10,632,437
Royalty Pharma plc - Class A	6,094	256,192
Zoetis, Inc.	23,532	4,044,915

		42,700,173

Professional Services—0.3%
Science Applications International Corp.	18,027	1,678,314
TriNet Group, Inc. (a)	15,954	1,238,349

		2,916,663

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a)	66,879	5,114,237
KLA Corp.	10,330	3,296,096
Marvell Technology, Inc.	58,439	2,543,850
Micron Technology, Inc.	67,971	3,757,437
NVIDIA Corp.	14,720	2,231,405
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,070	659,722
Teradyne, Inc. (b)	32,990	2,954,254
Texas Instruments, Inc.	50,147	7,705,087

		28,262,088

Software—5.4%
Adobe, Inc. (a)	4,889	1,789,667
Avalara, Inc. (a)	3,923	276,964

Software—(Continued)
Ceridian HCM Holding, Inc. (a)	34,978	1,646,764
Guidewire Software, Inc. (a) (b)	9,466	671,991
Hashicorp, Inc. - Class A (a) (b)	27,482	809,070
Microsoft Corp.	171,144	43,954,914
Palo Alto Networks, Inc. (a) (b)	1,379	681,143
Qualtrics International, Inc. - Class A (a)	27,191	340,159
Rapid7, Inc. (a) (b)	4,392	293,386
Salesforce, Inc. (a)	28,511	4,705,456
SentinelOne, Inc. - Class A (a) (b)	12,636	294,798
ServiceNow, Inc. (a)	6,184	2,940,616
UiPath, Inc. - Class A (a)	21,181	385,282
Varonis Systems, Inc. (a) (b)	14,920	437,454
Workday, Inc. - Class A (a)	10,753	1,500,904

		60,728,568

Specialty Retail—1.2%
TJX Cos., Inc. (The)	114,407	6,389,631
Ulta Beauty, Inc. (a)	18,269	7,042,334

		13,431,965

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	149,615	20,455,363

Tobacco—0.7%
Philip Morris International, Inc.	82,349	8,131,140

Trading Companies & Distributors—0.1%
WESCO International, Inc. (a)	11,223	1,201,983

Wireless Telecommunication Services—0.7%
T-Mobile U.S., Inc. (a)	57,322	7,712,102

Total Common Stocks (Cost $632,590,274)		660,639,487

U.S. Treasury & Government Agencies—24.5%

Agency Sponsored Mortgage - Backed—17.5%
Connecticut Avenue Securities Trust (CMO) 3.774%, 1M LIBOR + 2.150%, 09/25/31 (144A) (c)	39,278	39,206
Fannie Mae 15 Yr. Pool
3.000%, 07/01/28	504,906	502,321
3.000%, 02/01/31	66,673	66,453
3.000%, 08/01/33	179,045	177,488
4.000%, 04/01/26	9,430	9,531
4.000%, 02/01/29	191,727	193,790
4.500%, 06/01/24	25,723	26,300
4.500%, 02/01/25	7,784	7,958
4.500%, 04/01/25	1,580	1,615
4.500%, 07/01/25	5,761	5,890
4.500%, 06/01/26	158,464	162,015
Fannie Mae 20 Yr. Pool 2.000%, 12/01/40	1,183,734	1,058,412
2.000%, 04/01/41	351,245	314,024
2.000%, 05/01/41	114,465	102,326

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool
2.000%, 10/01/41	426,170	$380,968
2.000%, 02/01/42	269,576	241,190
3.000%, 03/01/37	345,826	338,161
Fannie Mae 30 Yr. Pool 2.000%, 08/01/50	239,573	208,907
2.000%, 01/01/51	394,632	345,868
2.000%, 02/01/51	2,201,633	1,919,836
2.000%, 03/01/51	3,662,894	3,193,795
2.000%, 04/01/51	3,873,853	3,368,524
2.000%, 05/01/51	436,278	380,156
2.000%, 07/01/51	601,908	524,665
2.000%, 03/01/52	4,957,760	4,308,639
2.500%, 06/01/50	318,008	287,087
2.500%, 10/01/50	741,174	675,643
2.500%, 05/01/51	2,820,735	2,542,352
2.500%, 06/01/51	681,114	615,064
2.500%, 08/01/51	1,275,509	1,154,757
2.500%, 09/01/51	267,835	241,498
2.500%, 10/01/51	256,384	231,159
2.500%, 11/01/51	3,106,478	2,817,919
2.500%, 12/01/51	972,016	876,375
2.500%, 01/01/52	486,500	439,683
2.500%, 02/01/52	2,130,436	1,919,860
2.500%, 03/01/52	334,413	301,570
2.500%, 05/01/52	480,109	433,854
3.000%, 02/01/43	395,797	378,383
3.000%, 03/01/43	490,190	468,458
3.000%, 04/01/43	474,777	453,775
3.000%, 05/01/43	1,253,670	1,198,137
3.000%, 06/01/43	159,730	152,602
3.000%, 02/01/50	222,068	208,605
3.000%, 08/01/50	193,023	181,779
3.000%, 05/01/51	435,055	409,946
3.000%, 08/01/51	214,270	201,143
3.000%, 10/01/51	133,400	125,029
3.000%, 11/01/51	947,911	884,885
3.000%, 12/01/51	611,310	571,641
3.500%, 03/01/43	15,531	15,232
3.500%, 05/01/43	35,863	35,243
3.500%, 07/01/43	90,415	88,816
3.500%, 08/01/43	138,571	136,182
3.500%, 10/01/44	149,955	147,368
3.500%, 02/01/45	147,227	144,328
3.500%, 01/01/46	167,115	163,462
3.500%, 03/01/46	131,082	128,527
3.500%, 09/01/46	239,447	234,476
3.500%, 10/01/46	97,333	95,182
3.500%, 11/01/46	114,029	111,499
3.500%, 12/01/46	620,950	610,239
3.500%, 05/01/47	215,627	210,573
3.500%, 09/01/47	469,077	458,570
3.500%, 12/01/47	63,824	62,407
3.500%, 01/01/48	252,745	247,053
3.500%, 02/01/48	294,836	288,335
3.500%, 07/01/48	332,494	325,193

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 11/01/48	68,575	67,070
4.000%, 10/01/40	306,497	309,972
4.000%, 11/01/40	119,040	120,395
4.000%, 12/01/40	84,829	85,796
4.000%, 02/01/41	42,949	43,437
4.000%, 03/01/41	119,592	120,952
4.000%, 08/01/42	67,237	67,955
4.000%, 09/01/42	115,301	116,614
4.000%, 03/01/45	13,060	13,152
4.000%, 07/01/45	94,562	95,044
4.000%, 05/01/46	28,064	28,222
4.000%, 06/01/46	113,023	113,625
4.000%, 04/01/47	131,732	132,174
4.000%, 10/01/47	461,320	462,779
4.000%, 09/01/48	181,933	181,848
4.000%, 01/01/49	370,798	371,127
4.500%, 10/01/40	248,686	256,617
4.500%, 09/01/41	27,941	28,840
4.500%, 10/01/41	114,304	117,961
4.500%, 08/01/42	38,904	40,143
4.500%, 09/01/43	596,877	612,490
4.500%, 10/01/43	92,547	94,926
4.500%, 12/01/43	79,192	81,536
4.500%, 01/01/44	205,018	210,810
4.500%, 04/01/49	157,303	158,485
5.000%, 07/01/41	17,790	18,595
5.000%, 08/01/41	11,887	12,514
5.500%, 08/01/28	16,412	17,047
5.500%, 04/01/33	20,602	22,036
5.500%, 08/01/37	118,091	126,533
5.500%, 04/01/41	8,063	8,437
6.000%, 03/01/28	614	645
6.000%, 02/01/34	84,192	90,139
6.000%, 08/01/34	43,612	47,235
6.000%, 04/01/35	372,825	406,253
6.000%, 02/01/38	26,861	29,413
6.000%, 03/01/38	10,134	11,108
6.000%, 05/01/38	28,937	31,719
6.000%, 10/01/38	7,538	8,110
6.000%, 12/01/38	11,413	12,510
6.500%, 05/01/40	198,458	215,257
Fannie Mae ARM Pool 2.219%, 12M LIBOR + 1.969%, 12/01/40 (c)	9,451	9,578
2.250%, 12M LIBOR + 1.750%, 03/01/41 (c)	4,259	4,230
2.344%, 12M LIBOR + 1.822%, 09/01/41 (c)	29,994	30,854
2.470%, 12M LIBOR + 1.770%, 06/01/41 (c)	34,128	35,049
Fannie Mae Connecticut Avenue Securities (CMO) 5.174%, 1M LIBOR + 3.550%, 07/25/29 (c)	207,173	211,588
5.974%, 1M LIBOR + 4.350%, 05/25/29 (c)	358,695	370,878
6.524%, 1M LIBOR + 4.900%, 11/25/24 (c)	84,002	86,374
7.324%, 1M LIBOR + 5.700%, 04/25/28 (c)	67,387	70,352
7.624%, 1M LIBOR + 6.000%, 09/25/28 (c)	32,973	34,265
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	158,748	148,019
4.000%, 05/25/27 (d)	77,218	3,503

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 2.500%, 01/01/57	599,002	$539,314
3.500%, 09/01/57	1,079,309	1,051,621
3.500%, 05/01/58	634,445	617,984
4.000%, 06/01/41	375,802	375,674
4.500%, 01/01/51	685,950	700,757
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (e)	13,303	11,437
Zero Coupon, 06/25/36 (e)	110,917	97,271
Zero Coupon, 06/25/41 (e)	97,498	79,661
1.010%, 05/25/46 (c) (d)	264,233	10,885
1.136%, 06/25/55 (c) (d)	220,747	9,091
1.240%, 04/25/55 (c) (d)	290,391	10,432
1.343%, 08/25/44 (c) (d)	205,203	10,010
1.750%, 12/25/42	277,912	255,793
2.500%, 06/25/28 (d)	61,189	3,049
3.000%, 02/25/27 (d)	107,959	3,485
3.000%, 09/25/27 (d)	51,275	2,761
3.000%, 01/25/28 (d)	316,964	16,066
3.000%, 03/25/43	399,972	377,230
3.000%, 04/25/43	487,436	465,235
3.000%, 08/25/49	343,964	328,706
3.500%, 05/25/27 (d)	140,514	8,081
3.500%, 10/25/27 (d)	90,873	5,840
3.500%, 05/25/30 (d)	116,127	9,578
3.500%, 08/25/30 (d)	33,301	2,318
3.500%, 02/25/31 (d)	55,854	2,782
3.500%, 03/25/34 (d)	1,190,688	75,361
3.500%, 09/25/35 (d)	81,403	8,481
3.500%, 11/25/39 (d)	636,010	73,661
3.500%, 04/25/46	163,149	145,777
3.500%, 10/25/46 (d)	80,961	14,879
3.500%, 12/15/46	302,984	295,045
3.500%, 12/25/58	619,221	605,612
4.000%, 09/15/41	333,351	337,197
4.000%, 03/25/42 (d)	49,306	5,810
4.000%, 11/25/42 (d)	31,595	3,990
4.500%, 07/25/27 (d)	27,480	1,012
5.000%, 12/25/43 (d)	351,509	67,590
5.000%, 06/25/48 (d)	396,155	70,583
5.500%, 04/25/35	200,532	214,496
5.500%, 04/25/37	56,656	60,088
5.500%, 11/25/40 (d)	394,852	64,104
5.500%, 09/25/44 (d)	269,778	52,271
5.500%, 06/25/48 (d)	282,558	55,152
5.521%, 05/25/42 (c) (d)	12,766	1,291
6.000%, 01/25/42 (d)	244,033	29,935
6.000%, 09/25/47 (d)	188,976	39,418
Fannie Mae-ACES 0.412%, 01/25/30 (c) (d)	1,891,696	32,089
1.321%, 06/25/34 (c) (d)	4,174,763	367,989
1.558%, 05/25/29 (c) (d)	2,490,509	175,141
3.329%, 10/25/23 (c)	230,442	228,898
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	204,289	203,053
3.000%, 08/01/29	137,384	137,056
3.000%, 04/01/33	256,223	253,401

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Pool 3.000%, 10/01/32	253,253	251,013
Freddie Mac 20 Yr. Gold Pool 2.000%, 12/01/40	83,948	75,046
2.000%, 12/01/41	576,157	515,044
3.000%, 11/01/36	448,796	437,969
3.000%, 01/01/37	297,281	290,109
3.500%, 08/01/34	253,804	254,045
Freddie Mac 20 Yr. Pool 2.000%, 05/01/41	534,739	478,029
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	5,401	5,145
3.000%, 08/01/46	482,657	457,582
3.000%, 10/01/46	491,248	466,599
3.000%, 11/01/46	1,101,137	1,043,318
3.000%, 12/01/46	325,619	308,455
3.000%, 01/01/47	300,928	284,915
3.500%, 08/01/42	61,789	61,151
3.500%, 11/01/42	76,406	75,155
3.500%, 06/01/46	76,928	75,290
3.500%, 10/01/47	308,458	301,882
3.500%, 03/01/48	285,190	279,100
4.000%, 05/01/42	260,521	263,726
4.000%, 08/01/42	84,276	85,317
4.000%, 09/01/42	119,225	120,569
4.000%, 07/01/44	5,734	5,753
4.000%, 02/01/46	91,349	92,080
4.000%, 09/01/48	43,317	43,397
4.500%, 09/01/43	38,415	39,591
4.500%, 11/01/43	359,795	370,817
5.000%, 05/01/39	3,347	3,527
5.000%, 06/01/41	211,117	222,177
5.500%, 07/01/33	48,408	50,803
5.500%, 04/01/39	21,249	22,837
5.500%, 06/01/41	76,860	82,601
Freddie Mac 30 Yr. Pool 2.000%, 09/01/50	244,613	213,262
2.000%, 02/01/51	748,101	651,669
2.000%, 03/01/51	2,270,684	1,980,011
2.000%, 08/01/51	187,158	162,935
2.000%, 11/01/51	190,246	165,623
2.000%, 03/01/52	4,067,122	3,534,188
2.000%, 04/01/52	725,305	632,401
2.500%, 05/01/50	258,989	235,190
2.500%, 06/01/50	323,000	291,392
2.500%, 07/01/50	1,017,891	918,261
2.500%, 05/01/51	210,687	190,546
2.500%, 08/01/51	168,624	151,984
2.500%, 10/01/51	323,122	291,130
2.500%, 04/01/52	237,247	213,913
3.000%, 07/01/50	231,531	216,266
3.500%, 12/01/47	120,711	118,021
3.500%, 12/01/48	186,196	181,649
Freddie Mac ARM Non-Gold Pool 2.400%, 12M LIBOR + 1.900%, 02/01/41 (c)	16,992	17,104

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 0.740%, 03/25/27 (c) (d)	4,096,502	$99,793
0.751%, 10/25/26 (c) (d)	1,145,641	25,284
0.888%, 06/25/27 (c) (d)	2,425,032	75,338
0.973%, 11/25/30 (c) (d)	962,844	56,047
1.120%, 10/25/30 (c) (d)	1,659,001	108,615
1.212%, 06/25/30 (c) (d)	3,040,290	217,644
1.245%, 01/25/30 (c) (d)	2,486,252	167,703
1.535%, 05/25/30 (c) (d)	2,359,956	214,866
1.680%, 05/25/30 (c) (d)	1,485,211	146,681
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (e)	10,789	9,224
1.750%, 10/15/42	154,476	139,621
2.500%, 05/15/28 (d)	69,198	3,499
3.000%, 03/15/28 (d)	145,573	8,349
3.000%, 05/15/32 (d)	70,139	2,612
3.000%, 03/15/33 (d)	77,669	7,116
3.000%, 05/15/46	280,563	271,727
3.250%, 11/15/41	94,164	92,584
3.500%, 09/15/26 (d)	29,496	1,401
3.500%, 03/15/27 (d)	37,107	1,676
3.500%, 03/15/41 (d)	77,825	3,781
3.500%, 10/15/45	94,678	91,796
4.000%, 07/15/27 (d)	131,689	5,084
4.000%, 03/15/28 (d)	72,664	3,293
4.000%, 06/15/28 (d)	40,077	2,062
4.000%, 07/15/30 (d)	107,509	9,818
4.000%, 05/25/40 (d)	375,048	51,961
4.750%, 07/15/39	246,146	254,314
5.000%, 09/15/33 (d)	103,555	17,269
5.000%, 02/15/48 (d)	143,287	30,385
5.500%, 08/15/33	28,073	29,825
5.500%, 07/15/36	60,468	64,571
5.500%, 06/15/46	81,270	86,829
6.500%, 07/15/36	74,951	80,013
6.500%, 04/15/39 (d)	368,328	79,347
Freddie Mac STACR Trust (CMO) 3.474%, 1M LIBOR + 1.850%, 09/25/49 (144A) (c)	343,975	338,391
3.674%, 1M LIBOR + 2.050%, 07/25/49 (144A) (c)	329,523	327,675
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	20,385	19,352
3.000%, 02/15/45	24,444	23,210
3.000%, 04/15/45	202,278	191,963
3.000%, 05/15/45	815,756	774,493
3.000%, 07/15/45	7,901	7,497
3.875%, 08/15/42	251,346	254,887
4.000%, 09/15/42	336,940	345,060
4.500%, 04/15/41	211,637	220,814
4.500%, 02/15/42	432,194	450,826
5.000%, 12/15/38	17,958	19,023
5.000%, 04/15/39	341,353	361,599
5.000%, 07/15/39	22,428	23,759
5.000%, 12/15/40	48,580	51,465
5.500%, 12/15/40	182,169	199,350

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 2.000%, TBA (f)	1,160,000	1,029,953
2.500%, 09/20/51	613,460	563,591
2.500%, 10/20/51	2,036,829	1,871,116
2.500%, TBA (f)	5,365,000	4,908,975
3.000%, 04/20/51	710,873	673,147
3.000%, 08/20/51	491,994	465,049
3.000%, 09/20/51	796,813	752,515
3.000%, 12/20/51	1,995,460	1,884,387
3.000%, TBA (f)	9,910,000	9,340,949
3.500%, 06/20/46	374,658	369,063
3.500%, 07/20/46	89,183	87,912
3.500%, 10/20/46	94,716	93,549
3.500%, 02/20/47	431,758	425,615
3.500%, 08/20/47	78,260	77,015
3.500%, 11/20/47	88,615	87,130
3.500%, 03/20/48	113,866	111,897
3.500%, 07/20/49	330,868	323,646
3.500%, 01/20/51	90,792	88,374
3.500%, TBA (f)	3,650,000	3,546,203
4.000%, 08/20/45	326,113	329,223
4.000%, 11/20/47	120,035	120,289
4.000%, 03/20/48	269,526	270,904
4.000%, 07/20/48	891,527	896,047
4.500%, 01/20/46	42,797	44,848
4.500%, TBA (f)	4,610,000	4,677,709
5.000%, 10/20/39	7,425	7,888
5.000%, 11/20/49	353,960	363,990
Government National Mortgage Association (CMO) 0.648%, 02/16/53 (c) (d)	863,707	15,609
2.500%, 12/16/39	114,659	110,111
2.500%, 07/20/41	228,196	217,657
3.000%, 09/20/28 (d)	59,048	3,172
3.000%, 05/20/35 (d)	797,313	48,789
3.000%, 02/16/43 (d)	67,479	8,914
3.500%, 02/16/27 (d)	24,500	1,322
3.500%, 03/20/27 (d)	63,194	3,406
3.500%, 10/20/29 (d)	387,856	33,381
3.500%, 07/20/40 (d)	52,517	2,862
3.500%, 02/20/41 (d)	66,661	1,873
3.500%, 04/20/42 (d)	161,135	10,076
3.500%, 10/20/42 (d)	371,434	55,075
3.500%, 05/20/43 (d)	44,880	6,908
3.500%, 07/20/43 (d)	144,063	19,122
4.000%, 12/16/26 (d)	13,895	558
4.000%, 05/20/29 (d)	237,405	11,168
4.000%, 05/16/42 (d)	41,467	4,935
4.000%, 09/16/42 (d)	606,984	138,349
4.000%, 03/20/43 (d)	67,612	11,540
4.000%, 01/20/44 (d)	31,602	5,447
4.000%, 11/20/44 (d)	535,919	81,280
4.000%, 03/20/47 (d)	215,323	31,743
4.500%, 04/20/45 (d)	106,410	20,126
4.500%, 08/20/45 (d)	410,501	75,546
4.500%, 05/20/48 (d)	335,181	49,581
5.000%, 02/16/40 (d)	261,093	55,815
5.000%, 10/16/41 (d)	139,007	22,743

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
5.000%, 12/20/43 (d)	309,154	$62,388
5.000%, 01/16/47 (d)	60,833	12,716
5.500%, 03/20/39 (d)	164,233	28,953
5.500%, 02/16/47 (d)	186,030	31,037
5.500%, 02/20/47 (d)	118,038	20,999
6.000%, 09/20/40 (d)	228,715	43,890
6.000%, 02/20/46 (d)	185,194	39,791
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (f)	1,976,000	1,796,771
Uniform Mortgage-Backed Securities 30 Yr. Pool 1.500%, TBA (f)	2,125,000	1,763,418
2.000%, TBA (f)	28,615,000	24,813,950
2.500%, TBA (f)	46,938,000	42,174,756
4.000%, TBA (f)	9,619,000	9,485,048
4.500%, TBA (f)	3,750,000	3,764,209
5.000%, TBA (f)	2,160,000	2,204,550

		197,759,226

U.S. Treasury—7.0%
U.S. Treasury Bonds 1.250%, 05/15/50	11,030,000	7,017,837
1.375%, 11/15/40	3,040,000	2,189,394
1.625%, 11/15/50 (b)	3,460,000	2,433,488
2.250%, 08/15/46	910,000	733,759
2.500%, 02/15/45	6,480,000	5,495,850
2.875%, 08/15/45 (b) (g) (h)	19,040,000	17,296,650
2.875%, 11/15/46 (b)	1,200,000	1,094,063
3.000%, 02/15/47	6,040,000	5,640,086
3.125%, 02/15/43 (b)	4,470,000	4,247,024
3.125%, 08/15/44 (g) (i)	6,010,000	5,692,597
3.125%, 05/15/48	2,465,000	2,385,562
5.000%, 05/15/37	4,660,000	5,761,107
U.S. Treasury Inflation Indexed Bonds 0.125%, 02/15/51 (j)	416,344	320,487
0.875%, 02/15/47 (b) (j)	1,981,780	1,830,824
1.000%, 02/15/48 (j)	298,906	285,268
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/30 (j)	1,792,566	1,709,473
0.250%, 07/15/29 (j)	683,668	662,904
U.S. Treasury Notes 1.250%, 08/15/31 (b)	8,375,000	7,209,697
1.375%, 11/15/31	6,620,000	5,741,816
1.875%, 02/15/32	1,755,000	1,589,920

		79,337,806

Total U.S. Treasury & Government Agencies (Cost $303,407,384)		277,097,032

Corporate Bonds & Notes—12.4%

Advertising—0.1%
Lamar Media Corp. 3.625%, 01/15/31	130,000	106,395
3.750%, 02/15/28	398,000	353,316

		459,711

Aerospace/Defense—0.2%
Boeing Co. (The) 5.040%, 05/01/27	425,000	419,802
5.150%, 05/01/30	300,000	287,963
L3Harris Technologies, Inc. 3.850%, 06/15/23	650,000	649,907
Northrop Grumman Corp. 5.150%, 05/01/40	175,000	177,194
Raytheon Technologies Corp. 2.375%, 03/15/32	110,000	93,087
3.650%, 08/16/23	7,000	6,993
3.950%, 08/16/25	345,000	345,723
4.450%, 11/16/38	190,000	181,225

		2,161,894

Agriculture—0.2%
BAT Capital Corp. 2.259%, 03/25/28	170,000	142,415
4.742%, 03/16/32	900,000	799,908
BAT International Finance plc 4.448%, 03/16/28	780,000	738,393
Cargill, Inc. 4.000%, 06/22/32 (144A)	285,000	278,896
Kernel Holding S.A. 6.500%, 10/17/24	520,000	237,566

		2,197,178

Airlines—0.0%
United Airlines, Inc. 4.625%, 04/15/29 (144A)	95,000	80,586

Apparel—0.1%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (b)	140,000	129,676
William Carter Co. (The) 5.625%, 03/15/27 (144A)	765,000	716,354

		846,030

Auto Manufacturers—0.0%
Ford Motor Co. 3.250%, 02/12/32	100,000	74,790
General Motors Financial Co., Inc. 3.600%, 06/21/30 (b)	445,000	384,486

		459,276

Auto Parts & Equipment—0.0%
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A) (b)	81,000	77,963

Banks—2.3%
Bangkok Bank PCL 3.466%, 5Y H15 + 2.150%, 09/23/36 (144A) (c)	840,000	702,025
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (c)	120,000	107,548
1.898%, SOFR + 1.530%, 07/23/31 (c)	65,000	51,949
1.922%, SOFR + 1.370%, 10/24/31 (c)	60,000	47,927

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
2.456%, 3M LIBOR + 0.870%, 10/22/25 (c)	485,000	$461,964
2.572%, SOFR + 1.210%, 10/20/32 (c)	230,000	189,707
3.194%, 3M LIBOR + 1.180%, 07/23/30 (c)	45,000	40,340
3.311%, SOFR + 1.580%, 04/22/42 (c)	580,000	454,783
4.083%, 3M LIBOR + 3.150%, 03/20/51 (c)	1,110,000	956,663
4.376%, SOFR + 1.580%, 04/27/28 (c)	890,000	876,179
7.750%, 05/14/38	365,000	449,722
Bank of New York Mellon Corp. (The) 2.050%, 01/26/27 (b)	590,000	542,092
BNP Paribas S.A. 1.323%, SOFR + 1.004%, 01/13/27 (144A) (c)	235,000	207,612
2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	465,000	429,275
2.591%, SOFR + 1.228%, 01/20/28 (144A) (c)	455,000	409,266
Citigroup, Inc. 2.520%, SOFR + 1.177%, 11/03/32 (c)	415,000	336,711
3.200%, 10/21/26	210,000	199,824
3.980%, 3M LIBOR + 1.338%, 03/20/30 (c)	155,000	144,966
4.450%, 09/29/27	55,000	53,863
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	250,000	198,948
Danske Bank A/S 5.375%, 01/12/24 (144A)	450,000	453,983
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	370,000	319,303
Goldman Sachs Group, Inc. (The) 0.925%, SOFR + 0.486%, 10/21/24 (c)	365,000	349,033
2.383%, SOFR + 1.248%, 07/21/32 (c)	660,000	533,713
2.615%, SOFR + 1.281%, 04/22/32 (c)	910,000	755,514
2.650%, SOFR + 1.264%, 10/21/32 (c)	75,000	61,803
2.905%, 3M LIBOR + 0.990%, 07/24/23 (c)	735,000	734,777
3.102%, SOFR + 1.410%, 02/24/33 (c)	270,000	230,601
4.223%, 3M LIBOR + 1.301%, 05/01/29 (c)	485,000	466,178
6.250%, 02/01/41	110,000	121,875
6.750%, 10/01/37	290,000	321,152
HSBC Holdings plc 0.976%, SOFR + 0.708%, 05/24/25 (c)	600,000	559,456
1.589%, SOFR + 1.290%, 05/24/27 (c)	340,000	298,583
4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	620,000	597,632
4.762%, SOFR + 2.530%, 03/29/33 (c)	630,000	581,091
JPMorgan Chase & Co. 1.470%, SOFR + 0.765%, 09/22/27 (c)	40,000	35,082
2.545%, SOFR + 1.180%, 11/08/32 (c)	535,000	444,499
2.580%, SOFR + 1.250%, 04/22/32 (c)	225,000	189,316
2.956%, SOFR + 2.515%, 05/13/31 (c)	85,000	73,388
3.109%, SOFR + 2.460%, 04/22/41 (c)	205,000	158,915
3.109%, SOFR + 2.440%, 04/22/51 (c)	185,000	135,589
3.157%, SOFR + 1.460%, 04/22/42 (c)	915,000	710,881
3.509%, 3M LIBOR + 0.945%, 01/23/29 (b) (c)	525,000	491,060
3.702%, 3M LIBOR + 1.160%, 05/06/30 (c)	390,000	362,786
3.960%, 3M LIBOR + 1.245%, 01/29/27 (c)	1,360,000	1,326,885
4.005%, 3M LIBOR + 1.120%, 04/23/29 (c)	410,000	392,972
4.323%, SOFR + 1.560%, 04/26/28 (c)	780,000	767,150
4.586%, SOFR + 1.800%, 04/26/33 (c)	95,000	93,313

Banks—(Continued)
Landsbanki Islands
Zero Coupon, 08/25/49 (k) (l) (m)	320,000	0
Morgan Stanley 1.593%, SOFR + 0.879%, 05/04/27 (c)	335,000	297,366
1.794%, SOFR + 1.034%, 02/13/32 (c)	880,000	692,205
1.928%, SOFR + 1.020%, 04/28/32 (c)	635,000	503,535
2.239%, SOFR + 1.178%, 07/21/32 (c)	490,000	396,950
2.475%, SOFR + 1.000%, 01/21/28 (c)	455,000	413,614
2.511%, SOFR + 1.200%, 10/20/32 (c)	55,000	45,444
3.125%, 07/27/26	180,000	171,710
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	550,000	520,672
3.625%, 01/20/27	400,000	387,424
4.000%, 07/23/25	180,000	179,848
4.210%, SOFR + 1.610%, 04/20/28 (c)	710,000	694,136
Societe Generale S.A. 6.221%, 1Y H15 + 3.200%, 06/15/33 (144A) (c)	720,000	687,210
Truist Bank 2.250%, 03/11/30	375,000	313,991
UBS Group AG 4.751%, 1Y H15 + 1.750%, 05/12/28 (144A) (c)	340,000	336,475
Wells Fargo & Co. 3.000%, 04/22/26	175,000	166,524
3.000%, 10/23/26	600,000	566,129
3.350%, SOFR + 1.500%, 03/02/33 (c)	565,000	501,418
3.908%, SOFR + 1.320%, 04/25/26 (c)	720,000	708,110
4.900%, 11/17/45	290,000	268,786

		26,279,441

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	504,000	408,244
4.750%, 04/15/58	45,000	40,271
5.450%, 01/23/39	443,000	450,397
Constellation Brands, Inc. 3.150%, 08/01/29	283,000	254,718
Keurig Dr Pepper, Inc. 3.950%, 04/15/29	440,000	419,754

		1,573,384

Biotechnology—0.2%
CSL Finance plc
4.050%, 04/27/29 (144A)	325,000	319,059
4.250%, 04/27/32 (144A) (b)	325,000	317,758
Royalty Pharma plc 1.750%, 09/02/27 (b)	50,000	42,622
2.150%, 09/02/31 (b)	840,000	655,439
2.200%, 09/02/30	395,000	318,644

		1,653,522

Building Materials—0.1%
Builders FirstSource, Inc. 5.000%, 03/01/30 (144A)	785,000	665,248
Standard Industries, Inc. 3.375%, 01/15/31 (144A) (b)	145,000	106,955
4.375%, 07/15/30 (144A)	720,000	567,900

		1,340,103

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
Chemours Co. (The) 5.375%, 05/15/27	60,000	$52,791
DuPont de Nemours, Inc. 4.205%, 11/15/23	625,000	628,762
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A)	275,000	226,009
LYB International Finance III LLC 1.250%, 10/01/25	157,000	142,064

		1,049,626

Commercial Services—0.5%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	929,575
Gartner, Inc. 3.625%, 06/15/29 (144A)	155,000	134,287
3.750%, 10/01/30 (144A) (b)	420,000	357,525
4.500%, 07/01/28 (144A)	386,000	354,427
Global Payments, Inc. 2.150%, 01/15/27	115,000	102,070
3.200%, 08/15/29	470,000	410,725
Howard University 2.291%, 10/01/26	100,000	92,233
2.701%, 10/01/29	260,000	230,274
2.801%, 10/01/30	100,000	88,088
2.901%, 10/01/31	100,000	86,727
3.476%, 10/01/41	115,000	94,023
S&P Global, Inc. 2.450%, 03/01/27 (144A)	150,000	140,400
2.700%, 03/01/29 (144A)	255,000	232,027
2.900%, 03/01/32 (144A)	190,000	169,331
Service Corp. International 3.375%, 08/15/30	785,000	642,719
5.125%, 06/01/29 (b)	858,000	808,399
United Rentals North America, Inc. 4.000%, 07/15/30	85,000	72,665
4.875%, 01/15/28	65,000	61,456

		5,006,951

Computers—0.2%
Apple, Inc.
1.400%, 08/05/28	70,000	61,249
2.650%, 02/08/51	80,000	58,961
3.450%, 02/09/45	60,000	52,180
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	1,530,000	1,354,050
Kyndryl Holdings, Inc. 3.150%, 10/15/31 (144A)	350,000	259,133
Leidos, Inc. 3.625%, 05/15/25	235,000	230,035

		2,015,608

Diversified Financial Services—0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	555,000	444,273

Diversified Financial Services—(Continued)
Capital One Financial Corp. 3.900%, 01/29/24	390,000	389,361
5.268%, SOFR + 2.370%, 05/10/33 (c)	345,000	338,775
GTP Acquisition Partners I LLC 3.482%, 06/15/25 (144A)	1,355,000	1,334,294
Intercontinental Exchange, Inc. 4.350%, 06/15/29	110,000	108,540
4.600%, 03/15/33 (b)	55,000	54,680
4.950%, 06/15/52	40,000	39,111
OneMain Finance Corp. 6.125%, 03/15/24	155,000	148,025
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	970,000	858,172

		3,715,231

Electric—1.1%
AES Corp. (The) 3.300%, 07/15/25 (144A)	335,000	314,223
Alabama Power Co. 3.450%, 10/01/49	245,000	193,825
4.150%, 08/15/44	225,000	198,429
Berkshire Hathaway Energy Co. 1.650%, 05/15/31	165,000	132,984
Cleco Corporate Holdings LLC 3.375%, 09/15/29	255,000	227,521
4.973%, 05/01/46	20,000	18,841
Commonwealth Edison Co. 3.650%, 06/15/46	325,000	275,495
Consolidated Edison Co. of New York, Inc. 3.200%, 12/01/51	250,000	189,456
Duke Energy Carolinas LLC 3.450%, 04/15/51	5,000	4,066
4.250%, 12/15/41	275,000	253,407
Duke Energy Corp. 2.550%, 06/15/31	635,000	527,522
Duke Energy Indiana LLC 2.750%, 04/01/50 (b)	335,000	237,185
Duke Energy Progress LLC 4.000%, 04/01/52	130,000	116,183
4.375%, 03/30/44	320,000	297,274
Enel Finance International NV 5.000%, 06/15/32 (144A)	625,000	603,395
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	8,619
Evergy, Inc.
2.450%, 09/15/24	165,000	158,650
2.900%, 09/15/29	345,000	304,479
Exelon Corp. 3.950%, 06/15/25	585,000	582,986
4.100%, 03/15/52 (144A)	60,000	51,724
FirstEnergy Corp. 1.600%, 01/15/26	65,000	56,712
2.250%, 09/01/30	150,000	118,875
Georgia Power Co. 4.300%, 03/15/42	365,000	317,437
4.700%, 05/15/32	170,000	170,451

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	$331,235
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	290,000	255,657
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	140,000	119,078
MidAmerican Energy Co. 3.150%, 04/15/50	140,000	109,589
3.650%, 08/01/48	45,000	38,152
NextEra Energy Capital Holdings, Inc. 4.625%, 07/15/27	625,000	633,532
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	360,000	309,108
Oglethorpe Power Corp. 4.500%, 04/01/47 (144A)	130,000	112,130
5.050%, 10/01/48	115,000	107,653
Pacific Gas & Electric Co. 2.500%, 02/01/31	840,000	642,543
4.400%, 03/01/32	155,000	134,530
4.950%, 07/01/50	1,445,000	1,152,982
5.250%, 03/01/52	115,000	94,720
5.900%, 06/15/32	400,000	386,675
PacifiCorp. 4.125%, 01/15/49	63,000	56,417
4.150%, 02/15/50	80,000	72,136
Puget Energy, Inc. 3.650%, 05/15/25	270,000	264,330
4.100%, 06/15/30	360,000	334,612
Sempra Energy 3.400%, 02/01/28	365,000	344,660
3.800%, 02/01/38	165,000	139,270
4.000%, 02/01/48	50,000	41,578
Southern California Edison Co. 2.250%, 06/01/30	150,000	125,930
2.750%, 02/01/32	415,000	350,545
2.850%, 08/01/29	315,000	279,119
4.125%, 03/01/48	69,000	56,767
4.700%, 06/01/27	435,000	435,782
Southern Co. (The) 3.250%, 07/01/26	335,000	320,568
Xcel Energy, Inc. 4.600%, 06/01/32	185,000	183,475

		12,792,512

Electronics—0.0%
Imola Merger Corp. 4.750%, 05/15/29 (144A)	160,000	133,866
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	115,200

		249,066

Energy-Alternate Sources—0.1%
Energo-Pro A.S. 8.500%, 02/04/27 (144A)	645,000	609,615

Energy-Alternate Sources—(Continued)
FS Luxembourg Sarl 10.000%, 12/15/25 (144A)	245,000	246,985
Investment Energy Resources, Ltd. 6.250%, 04/26/29 (144A)	200,000	169,017

		1,025,617

Engineering & Construction—0.1%
IHS Holding, Ltd. 6.250%, 11/29/28 (144A)	390,000	314,535
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	928,940	901,071

		1,215,606

Entertainment—0.2%
Magallanes, Inc. 4.279%, 03/15/32 (144A)	535,000	478,152
5.141%, 03/15/52 (144A)	1,460,000	1,225,451
WMG Acquisition Corp. 3.875%, 07/15/30 (144A)	855,000	710,975

		2,414,578

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,290,000	1,180,350
5.125%, 07/15/29 (144A)	25,000	22,687

		1,203,037

Food—0.2%
Conagra Brands, Inc. 1.375%, 11/01/27	255,000	212,845
4.300%, 05/01/24	145,000	145,555
5.400%, 11/01/48	180,000	169,990
JBS USA Food Co. 2.500%, 01/15/27 (144A)	410,000	356,643
Kellogg Co. 3.400%, 11/15/27	270,000	258,093
Mondelez International, Inc. 3.000%, 03/17/32	300,000	260,853
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	644,525

		2,048,504

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A)	60,000	54,373

Gas—0.0%
NiSource, Inc. 3.490%, 05/15/27	425,000	406,829

Healthcare-Products—0.3%
Alcon Finance Corp. 2.750%, 09/23/26 (144A)	200,000	186,945
3.000%, 09/23/29 (144A)	265,000	235,196

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Avantor Funding, Inc. 4.625%, 07/15/28 (144A) (b)	780,000	$715,026
Baxter International, Inc. 2.539%, 02/01/32 (b)	1,485,000	1,253,584
Hologic, Inc. 4.625%, 02/01/28 (144A)	1,035,000	968,501
Teleflex, Inc. 4.250%, 06/01/28 (144A)	125,000	112,942

		3,472,194

Healthcare-Services—0.3%
Anthem, Inc. 3.500%, 08/15/24	225,000	224,191
Centene Corp. 3.375%, 02/15/30	20,000	16,961
4.250%, 12/15/27	110,000	102,682
4.625%, 12/15/29	1,185,000	1,105,012
CommonSpirit Health 3.347%, 10/01/29	80,000	73,843
HCA, Inc. 4.625%, 03/15/52 (144A)	115,000	92,007
Humana, Inc. 3.700%, 03/23/29	465,000	440,190
Kaiser Foundation Hospitals 2.810%, 06/01/41	205,000	158,952
3.002%, 06/01/51	335,000	249,784
Sutter Health 3.361%, 08/15/50	210,000	161,102
UnitedHealth Group, Inc. 2.750%, 05/15/40	315,000	245,339
3.500%, 08/15/39	60,000	52,313
4.000%, 05/15/29	390,000	386,295
4.200%, 05/15/32	195,000	194,841
4.950%, 05/15/62	60,000	60,833

		3,564,345

Home Builders—0.1%
PulteGroup, Inc. 5.500%, 03/01/26	583,000	592,763
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	120,000	99,658
5.750%, 01/15/28 (144A)	623,000	558,994
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	126,481

		1,377,896

Insurance—0.4%
American International Group, Inc. 2.500%, 06/30/25	885,000	843,447
Aon Corp. 2.200%, 11/15/22	350,000	349,224
2.850%, 05/28/27 (b)	55,000	51,583
3.900%, 02/28/52	160,000	130,865
Athene Global Funding 2.717%, 01/07/29 (144A)	735,000	624,211

Insurance—(Continued)
Athene Global Funding Corp. 2.646%, 10/04/31 (144A)	445,000	354,952
Corebridge Financial, Inc. 3.850%, 04/05/29 (144A)	160,000	147,861
3.900%, 04/05/32 (144A) (b)	70,000	62,798
Equitable Financial Life Global Funding 1.800%, 03/08/28 (144A) (b)	755,000	654,442
Marsh & McLennan Cos., Inc. 3.875%, 03/15/24	330,000	330,718
4.750%, 03/15/39	245,000	239,713
MGIC Investment Corp. 5.750%, 08/15/23	90,000	91,948
New York Life Global Funding 2.000%, 01/22/25 (144A)	485,000	463,911
Unum Group 4.125%, 06/15/51 (b)	45,000	33,188
Willis North America, Inc. 3.600%, 05/15/24	335,000	329,970

		4,708,831

Internet—0.3%
Amazon.com, Inc. 3.450%, 04/13/29	1,190,000	1,156,779
3.875%, 08/22/37	320,000	303,333
3.950%, 04/13/52	795,000	734,521
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	170,000	143,325
5.250%, 12/01/27 (144A)	798,000	730,170
NortonLifeLock, Inc. 5.000%, 04/15/25 (144A) (b)	905,000	882,375

		3,950,503

Iron/Steel—0.0%
Metinvest B.V. 5.625%, 06/17/25 (144A) (EUR)	355,000	201,822
Vale Overseas, Ltd. 3.750%, 07/08/30	280,000	245,423

		447,245

Leisure Time—0.0%
Carnival Corp. 4.000%, 08/01/28 (144A)	130,000	106,600

Lodging—0.0%
Las Vegas Sands Corp. 3.500%, 08/18/26	295,000	256,384

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 4.125%, 04/15/29 (144A) (b)	160,000	140,400

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	455,000	393,055

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.500%, 08/15/30 (144A)	175,000	$145,299
5.125%, 05/01/27 (144A)	15,000	14,156
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.400%, 04/01/33	505,000	450,883
5.050%, 03/30/29	200,000	192,492
5.125%, 07/01/49	305,000	252,455
5.750%, 04/01/48	5,000	4,482
6.484%, 10/23/45	1,290,000	1,254,099
6.834%, 10/23/55	90,000	90,449
Comcast Corp. 2.937%, 11/01/56	54,000	37,524
2.987%, 11/01/63 (b)	157,000	107,086
3.250%, 11/01/39	30,000	24,657
3.750%, 04/01/40	460,000	403,172
COX Communications, Inc. 2.600%, 06/15/31 (144A)	350,000	292,699
CSC Holdings LLC 3.375%, 02/15/31 (144A)	1,035,000	765,186
4.125%, 12/01/30 (144A)	200,000	156,000
Discovery Communications LLC 3.800%, 03/13/24	99,000	98,472
3.950%, 06/15/25	2,000	1,955
3.950%, 03/20/28	261,000	243,632
4.000%, 09/15/55 (b)	516,000	361,461
4.125%, 05/15/29	44,000	40,588
5.200%, 09/20/47	190,000	162,978
5.300%, 05/15/49	517,000	442,658
DISH DBS Corp. 5.875%, 11/15/24	130,000	109,525
Paramount Global 4.375%, 03/15/43	215,000	166,282
4.950%, 01/15/31	410,000	390,324
Sirius XM Radio, Inc. 3.125%, 09/01/26 (144A) (b)	835,000	745,012
4.000%, 07/15/28 (144A)	70,000	60,550
4.125%, 07/01/30 (144A)	100,000	83,519
Time Warner Cable LLC 4.500%, 09/15/42	200,000	156,124
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	143,913

		7,397,632

Mining—0.1%
FMG Resources Pty, Ltd. 4.375%, 04/01/31 (144A)	12,000	9,794
5.875%, 04/15/30 (144A)	32,000	28,800
6.125%, 04/15/32 (144A)	20,000	18,000
Freeport Indonesia PT 5.315%, 04/14/32 (144A)	660,000	598,290

		654,884

Miscellaneous Manufacturing—0.0%
Parker-Hannifin Corp. 4.250%, 09/15/27	220,000	218,464
4.500%, 09/15/29	200,000	199,009

		417,473

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 2.670%, 12/01/26	120,000	106,912
3.250%, 02/15/29	1,304,000	1,099,494
3.276%, 12/01/28	110,000	94,887
3.569%, 12/01/31	105,000	86,747
Xerox Holdings Corp. 5.500%, 08/15/28 (144A)	90,000	75,246

		1,463,286

Oil & Gas—0.6%
Aker BP ASA 2.000%, 07/15/26 (144A)	200,000	178,633
3.100%, 07/15/31 (144A)	580,000	479,823
Apache Corp. 4.875%, 11/15/27	60,000	55,200
BP Capital Markets America, Inc. 2.939%, 06/04/51	245,000	175,175
3.000%, 02/24/50	85,000	61,707
3.379%, 02/08/61	200,000	147,756
3.633%, 04/06/30	470,000	444,651
ConocoPhillips Co. 3.800%, 03/15/52	50,000	42,786
4.025%, 03/15/62 (144A)	90,000	76,217
Continental Resources, Inc. 5.750%, 01/15/31 (144A)	125,000	120,868
Ecopetrol S.A. 4.625%, 11/02/31	880,000	666,591
Energean Israel Finance, Ltd. 4.500%, 03/30/24 (144A)	180,000	169,110
4.875%, 03/30/26 (144A)	155,000	136,803
5.875%, 03/30/31 (144A)	155,000	125,938
Equinor ASA 3.625%, 04/06/40	170,000	149,076
3.700%, 04/06/50 (b)	180,000	154,769
Exxon Mobil Corp. 4.227%, 03/19/40	355,000	335,450
4.327%, 03/19/50	10,000	9,427
Hess Corp. 7.125%, 03/15/33	127,000	141,351
7.300%, 08/15/31	285,000	318,963
Leviathan Bond, Ltd. 6.500%, 06/30/27 (144A)	480,000	443,136
Marathon Petroleum Corp. 4.700%, 05/01/25 (b)	400,000	404,683
Occidental Petroleum Corp. 3.400%, 04/15/26	5,000	4,550
6.125%, 01/01/31	5,000	5,067

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Ovintiv, Inc. 6.500%, 08/15/34	85,000	$88,717
6.625%, 08/15/37	340,000	356,708
Shell International Finance B.V. 2.875%, 11/26/41	120,000	92,873
3.000%, 11/26/51	155,000	116,028
3.250%, 04/06/50	165,000	130,009
Sunoco L.P. / Sunoco Finance Corp. 4.500%, 04/30/30 (144A)	50,000	40,369
5.875%, 03/15/28	60,000	54,706
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	406,900
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A) (b)	535,000	511,359

		6,645,399

Packaging & Containers—0.1%
Ball Corp. 4.000%, 11/15/23	1,060,000	1,051,716
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A) (b)	100,000	99,000

		1,150,716

Pharmaceuticals—0.1%
AbbVie, Inc. 3.200%, 11/21/29	50,000	45,997
4.625%, 10/01/42	205,000	189,131
Bausch Health Cos., Inc. 5.750%, 08/15/27 (144A)	150,000	124,256
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	535,000	528,011
CVS Health Corp. 4.125%, 04/01/40	155,000	135,291
5.125%, 07/20/45	210,000	202,277
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27	300,000	256,235

		1,481,198

Pipelines—0.6%
DCP Midstream Operating L.P. 3.875%, 03/15/23 (b)	20,000	19,809
5.125%, 05/15/29 (b)	550,000	495,000
5.600%, 04/01/44	50,000	40,406
Energy Transfer L.P. 5.250%, 04/15/29	265,000	262,471
5.300%, 04/01/44	35,000	30,360
5.350%, 05/15/45	35,000	30,476
5.950%, 10/01/43	20,000	18,635
6.125%, 12/15/45	570,000	543,653
6.250%, 04/15/49	60,000	58,159
Enterprise Products Operating LLC 2.800%, 01/31/30	105,000	91,925
4.250%, 02/15/48	135,000	113,559
4.950%, 10/15/54	155,000	141,376
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	30,000	27,894

Pipelines—(Continued)
Galaxy Pipeline Assets Bidco, Ltd. 2.160%, 03/31/34 (144A)	509,256	432,678
2.625%, 03/31/36 (144A)	1,195,000	967,527
2.940%, 09/30/40 (144A)	442,175	360,673
MPLX L.P. 1.750%, 03/01/26	30,000	27,010
4.950%, 03/14/52	405,000	349,984
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	210,000	174,960
ONEOK, Inc. 3.100%, 03/15/30	240,000	206,334
3.400%, 09/01/29	210,000	185,389
4.550%, 07/15/28	95,000	91,846
6.350%, 01/15/31	57,000	59,542
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (b)	605,000	579,782
Targa Resources Corp. 4.200%, 02/01/33	290,000	262,695
4.950%, 04/15/52	30,000	25,708
6.250%, 07/01/52	225,000	225,710
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.000%, 01/15/32	100,000	85,576
4.875%, 02/01/31	65,000	59,254
Transcontinental Gas Pipe Line Co. LLC 3.250%, 05/15/30 (b)	125,000	112,255
Venture Global Calcasieu Pass LLC 3.875%, 08/15/29 (144A) (b)	95,000	83,099
4.125%, 08/15/31 (144A)	35,000	29,908
Western Midstream Operating L.P. 4.550%, 02/01/30	150,000	129,750

		6,323,403

Real Estate Investment Trusts—0.3%
American Tower Corp. 1.450%, 09/15/26	180,000	157,428
1.500%, 01/31/28	105,000	87,304
2.400%, 03/15/25	255,000	240,983
3.650%, 03/15/27	280,000	265,897
EPR Properties 4.950%, 04/15/28	400,000	367,836
Equinix, Inc. 2.000%, 05/15/28	210,000	180,277
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	215,000	172,316
4.000%, 01/15/31	195,000	168,174
5.300%, 01/15/29	235,000	224,451
5.750%, 06/01/28	270,000	263,736
Realty Income Corp. 2.200%, 06/15/28 (b)	25,000	21,921
SBA Tower Trust 2.836%, 01/15/25 (144A)	545,000	525,971
VICI Properties L.P. 4.950%, 02/15/30 (b)	596,000	564,835
5.125%, 05/15/32	310,000	292,125

		3,533,254

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.3%
1011778 BC ULC / New Red Finance, Inc. 3.500%, 02/15/29 (144A)	170,000	$143,908
Asbury Automotive Group, Inc. 4.500%, 03/01/28	130,000	112,775
FirstCash, Inc. 4.625%, 09/01/28 (144A)	758,000	654,609
5.625%, 01/01/30 (144A)	585,000	505,142
Gap, Inc. (The) 3.625%, 10/01/29 (144A) (b)	627,000	440,279
3.875%, 10/01/31 (144A) (b)	913,000	636,818
Home Depot, Inc. (The) 3.300%, 04/15/40	335,000	284,398
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 06/01/27 (144A)	60,000	57,702
Lithia Motors, Inc. 4.625%, 12/15/27 (144A) (b)	120,000	109,994
Lowe’s Cos., Inc. 3.350%, 04/01/27	85,000	81,798
3.750%, 04/01/32 (b)	55,000	51,027
McDonald’s Corp. 3.625%, 09/01/49	245,000	202,287
O’Reilly Automotive, Inc. 4.700%, 06/15/32	370,000	368,487
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	70,741
Yum! Brands, Inc. 3.625%, 03/15/31	100,000	84,000

		3,803,965

Semiconductors—0.5%
Broadcom, Inc. 2.600%, 02/15/33 (144A)	10,000	7,689
3.137%, 11/15/35 (144A)	31,000	23,541
3.419%, 04/15/33 (144A)	410,000	338,965
4.000%, 04/15/29 (144A)	1,555,000	1,440,856
4.300%, 11/15/32	95,000	86,283
Entegris, Inc. 3.625%, 05/01/29 (144A)	65,000	54,355
4.375%, 04/15/28 (144A)	90,000	79,425
Intel Corp. 3.100%, 02/15/60	275,000	196,358
Marvell Technology, Inc. 2.450%, 04/15/28	380,000	331,588
2.950%, 04/15/31	375,000	314,461
Microchip Technology, Inc. 2.670%, 09/01/23	715,000	703,087
NVIDIA Corp. 3.500%, 04/01/40	385,000	337,004
NXP B.V. / NXP Funding LLC 4.875%, 03/01/24	659,000	665,411
5.350%, 03/01/26	100,000	101,877
5.550%, 12/01/28	165,000	167,329
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 4.300%, 06/18/29	116,000	110,667

Semiconductors—(Continued)
Qorvo, Inc. 3.375%, 04/01/31 (144A)	165,000	129,746
4.375%, 10/15/29	45,000	39,574

		5,128,216

Software—0.6%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A) (b)	1,658,000	1,440,503
CDK Global, Inc. 5.250%, 05/15/29 (144A)	967,000	947,452
Fair Isaac Corp. 4.000%, 06/15/28 (144A) (b)	853,000	755,621
Microsoft Corp. 3.041%, 03/17/62	158,000	122,470
Open Text Corp. 3.875%, 12/01/29 (144A)	740,000	622,821
Open Text Holdings, Inc. 4.125%, 12/01/31 (144A)	130,000	107,635
Oracle Corp. 2.300%, 03/25/28	330,000	283,929
2.875%, 03/25/31	130,000	107,109
3.600%, 04/01/40	163,000	121,810
3.600%, 04/01/50	267,000	185,474
3.850%, 04/01/60	885,000	607,125
3.950%, 03/25/51	296,000	217,411
4.000%, 07/15/46	225,000	166,349
4.000%, 11/15/47	135,000	100,108
4.100%, 03/25/61	225,000	159,182
4.125%, 05/15/45	15,000	11,408
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	735,000	685,432

		6,641,839

Telecommunications—0.5%
AT&T, Inc. 3.550%, 09/15/55	1,039,000	778,460
3.650%, 06/01/51	355,000	277,656
3.650%, 09/15/59	31,000	23,217
3.800%, 12/01/57	251,000	193,853
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A)	130,000	109,948
Nokia Oyj 4.375%, 06/12/27	720,000	680,182
6.625%, 05/15/39	100,000	98,875
NTT Finance Corp. 1.162%, 04/03/26 (144A)	640,000	574,895
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	255,000	233,175
4.550%, 03/15/52 (144A)	310,000	272,229
Sprint Corp. 7.125%, 06/15/24	100,000	102,625
T-Mobile USA, Inc. 2.050%, 02/15/28	545,000	473,164
2.700%, 03/15/32	25,000	20,975
3.500%, 04/15/25	385,000	376,545
3.875%, 04/15/30	345,000	321,973
4.500%, 04/15/50	55,000	48,802

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telecom Italia Capital S.A. 6.000%, 09/30/34 (b)	45,000	$33,942
7.721%, 06/04/38	50,000	38,575
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	730,000	669,447
Verizon Communications, Inc.
Zero Coupon, 11/01/42	85,000	72,470
2.355%, 03/15/32	455,000	377,258
2.650%, 11/20/40	65,000	47,682
2.850%, 09/03/41	180,000	134,902
4.000%, 03/22/50	30,000	25,925

		5,986,775

Transportation—0.1%
Union Pacific Corp. 2.375%, 05/20/31	455,000	393,153
2.800%, 02/14/32	170,000	151,321
2.973%, 09/16/62	10,000	6,921

		551,395

Trucking & Leasing—0.2%
DAE Funding LLC 1.550%, 08/01/24 (144A)	885,000	828,942
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.700%, 11/01/24 (144A)	455,000	436,769
4.000%, 07/15/25 (144A)	405,000	398,678
4.400%, 07/01/27 (144A)	285,000	279,376

		1,943,765

Water—0.0%
American Water Capital Corp. 4.150%, 06/01/49	140,000	123,984
4.450%, 06/01/32	240,000	238,584

		362,568

Total Corporate Bonds & Notes (Cost $160,455,098)		142,229,847

Mortgage-Backed Securities—6.3%

Collateralized Mortgage Obligations—4.0%
Adjustable Rate Mortgage Trust 2.124%, 1M LIBOR + 0.500%, 01/25/36 (c)	71,011	66,338
2.164%, 1M LIBOR + 0.540%, 11/25/35 (c)	50,749	50,244
Alternative Loan Trust 1.826%, 12M MTA + 1.350%, 08/25/35 (c)	176,313	151,069
2.074%, 1M LIBOR + 0.450%, 03/01/38 (c)	142,062	115,846
2.164%, 1M LIBOR + 0.540%, 01/25/36 (c)	74,133	67,238
2.424%, 1M LIBOR + 0.800%, 12/25/35 (c)	81,479	70,392
5.500%, 11/25/35	365,114	235,830
Angel Oak Mortgage Trust LLC 0.951%, 07/25/66 (144A) (c)	809,432	720,416
0.985%, 04/25/66 (144A) (c)	338,519	307,895
0.990%, 04/25/53 (144A) (c)	357,051	344,633

Collateralized Mortgage Obligations—(Continued)
1.068%, 05/25/66 (144A) (c)	633,273	573,632
1.820%, 11/25/66 (144A) (c)	568,108	513,721
3.628%, 03/25/49 (144A) (c)	13,607	13,559
3.920%, 11/25/48 (144A) (c)	62,495	62,241
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (c)	436,219	423,550
Bear Stearns Adjustable Rate Mortgage Trust 3.250%, 07/25/36 (c)	149,707	133,448
Bear Stearns ALT-A Trust 2.104%, 1M LIBOR + 0.480%, 02/25/36 (c)	325,589	320,956
Bear Stearns Mortgage Funding Trust 1.804%, 1M LIBOR + 0.180%, 10/25/36 (c)	81,838	70,010
2.024%, 1M LIBOR + 0.400%, 02/25/37 (c)	311,201	282,447
BINOM Securitization Trust 2.034%, 06/25/56 (144A) (c)	382,416	350,539
BRAVO Residential Funding Trust 0.941%, 02/25/49 (144A) (c)	245,449	229,413
0.970%, 03/25/60 (144A) (c)	258,195	247,485
CIM Trust 3.000%, 04/25/57 (144A) (c)	109,344	109,166
Citigroup Mortgage Loan Trust 3.228%, 11/25/70 (144A) (n)	372,508	371,997
COLT Mortgage Loan Trust
0.910%, 06/25/66 (144A) (c)	517,632	457,742
0.956%, 09/27/66 (144A) (c)	875,598	757,186
4.301%, 03/25/67 (144A) (c)	195,649	193,258
Connecticut Avenue Securities Trust 3.774%, 1M LIBOR + 2.150%, 11/25/39 (144A) (c)	205,986	200,131
Countrywide Home Loan Mortgage Pass-Through Trust 2.024%, 1M LIBOR + 0.400%, 04/25/46 (c)	185,149	151,773
2.304%, 1M LIBOR + 0.680%, 02/25/35 (c)	70,814	61,783
2.920%, 09/25/47 (c)	197,973	179,767
3.030%, 06/20/35 (c)	5,753	5,507
CSMC Trust 0.938%, 05/25/66 (144A) (c)	460,670	399,153
1.179%, 02/25/66 (144A) (c)	685,934	649,670
1.796%, 12/27/60 (144A) (c)	324,142	304,822
1.841%, 10/25/66 (144A) (c)	558,036	500,271
2.265%, 11/25/66 (144A) (c)	1,294,072	1,146,223
3.250%, 04/25/47 (144A) (c)	322,265	299,821
Deephaven Residential Mortgage Trust 0.899%, 04/25/66 (144A) (c)	238,185	210,367
Deutsche ALT-A Securities Mortgage Loan Trust 1.774%, 1M LIBOR + 0.150%, 12/25/36 (c)	194,582	180,155
Ellington Financial Mortgage Trust 0.931%, 06/25/66 (144A) (c)	209,141	189,086
2.206%, 01/25/67 (144A) (c)	612,563	558,377
GCAT LLC 1.036%, 05/25/66 (144A) (c)	442,666	401,202
1.091%, 05/25/66 (144A) (c)	597,008	524,893
1.262%, 07/25/66 (144A) (c)	1,130,377	998,352
1.915%, 08/25/66 (144A) (c)	453,092	430,841
GreenPoint Mortgage Funding Trust 1.876%, 12M MTA + 1.400%, 10/25/45 (c)	141,309	112,772

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GSR Mortgage Loan Trust 1.924%, 1M LIBOR + 0.300%, 01/25/37 (c)	451,317	$132,308
2.867%, 01/25/36 (c)	182,711	181,108
6.000%, 07/25/37	139,761	103,869
Home Re, Ltd. 3.224%, 1M LIBOR + 1.600%, 10/25/28 (144A) (c)	81,951	81,808
Imperial Fund Mortgage Trust 3.638%, 03/25/67 (144A) (n)	1,278,173	1,217,524
IndyMac INDX Mortgage Loan Trust 3.005%, 10/25/35 (c)	11,578	10,418
JPMorgan Mortgage Trust 3.232%, 05/25/36 (c)	12,488	10,664
Legacy Mortgage Asset Trust 1.650%, 11/25/60 (144A) (n)	213,110	197,544
1.750%, 04/25/61 (144A) (n)	325,054	304,724
1.750%, 07/25/61 (144A) (n)	419,519	385,864
3.000%, 06/25/59 (144A) (n)	542,538	541,610
3.250%, 11/25/59 (144A) (n)	777,942	774,182
LSTAR Securities Investment, Ltd. 2.762%, 1M LIBOR + 1.700%, 03/02/26 (144A) (c)	784,120	758,876
3.513%, 1M LIBOR + 1.800%, 02/01/26 (144A) (c)	508,855	508,396
4.562%, 1M LIBOR + 3.500%, 04/01/24 (144A) (c)	248,172	247,250
4.562%, 1M LIBOR + 3.500%, 05/01/24 (144A) (c)	497,254	487,177
MASTR Adjustable Rate Mortgages Trust 2.762%, 09/25/33 (c)	49,321	46,513
3.052%, 11/21/34 (c)	39,392	37,503
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (c)	340,071	331,234
MFA Trust 1.029%, 11/25/64 (144A) (c)	360,069	326,381
1.153%, 04/25/65 (144A) (c)	298,849	276,928
Mill City Mortgage Loan Trust 3.495%, 04/25/66 (144A) (c)	824,391	799,611
3.500%, 08/25/58 (144A) (c)	391,580	383,046
Morgan Stanley Mortgage Loan Trust 3.318%, 05/25/36 (c)	152,258	85,607
New Residential Mortgage Loan Trust 0.941%, 10/25/58 (144A) (c)	249,363	240,178
2.374%, 1M LIBOR + 0.750%, 01/25/48 (144A) (c)	474,305	464,361
2.492%, 09/25/59 (144A) (c)	95,227	92,061
3.500%, 08/25/59 (144A) (c)	368,520	359,843
3.750%, 11/26/35 (144A) (c)	337,166	326,552
3.956%, 09/25/57 (144A) (c)	511,721	503,668
4.000%, 02/25/57 (144A) (c)	621,184	613,072
4.000%, 03/25/57 (144A) (c)	640,616	623,681
4.000%, 04/25/57 (144A) (c)	505,910	495,032
4.000%, 05/25/57 (144A) (c)	350,370	339,740
NMLT Trust 1.185%, 05/25/56 (144A) (c)	930,261	835,264
Oaktown Re III, Ltd. 3.024%, 1M LIBOR + 1.400%, 07/25/29 (144A) (c)	61,246	61,228
OBX Trust 1.054%, 07/25/61 (144A) (c)	553,813	478,646
1.072%, 02/25/66 (144A) (c)	624,066	586,576
2.305%, 11/25/61 (144A) (c)	1,072,912	935,202

Collateralized Mortgage Obligations—(Continued)
Preston Ridge Partners Mortgage LLC 1.793%, 06/25/26 (144A) (n)	593,416	555,333
1.793%, 07/25/26 (144A) (n)	574,943	535,861
1.867%, 04/25/26 (144A) (n)	1,063,107	998,306
2.363%, 11/25/25 (144A) (n)	154,667	148,023
2.363%, 10/25/26 (144A) (n)	1,139,613	1,069,873
2.487%, 10/25/26 (144A) (n)	483,797	457,087
RALI Series Trust 2.224%, 1M LIBOR + 0.600%, 04/25/36 (c)	474,180	414,309
6.000%, 12/25/35	133,825	119,789
RFMSI Trust 2.964%, 08/25/35 (c)	52,008	27,013
Seasoned Credit Risk Transfer Trust 2.500%, 08/25/59	523,911	482,202
3.500%, 11/25/57	423,303	416,107
3.500%, 03/25/58	851,308	829,547
3.500%, 07/25/58	1,161,291	1,139,256
3.500%, 08/25/58	227,547	223,009
3.500%, 10/25/58	921,290	899,168
Starwood Mortgage Residential Trust 0.943%, 05/25/65 (144A) (c)	203,034	193,243
1.219%, 05/25/65 (144A) (c)	513,916	482,750
1.920%, 11/25/66 (144A) (c)	872,894	768,651
Structured Adjustable Rate Mortgage Loan Trust 1.924%, 1M LIBOR + 0.300%, 09/25/34 (c)	39,640	35,483
Toorak Mortgage Corp., Ltd. 2.240%, 06/25/24 (144A) (n)	670,000	627,754
Towd Point Mortgage Trust
2.750%, 10/25/56 (144A) (c)	331,844	329,181
2.750%, 04/25/57 (144A) (c)	65,137	64,718
2.750%, 06/25/57 (144A) (c)	385,269	375,566
2.918%, 11/30/60 (144A) (c)	1,266,593	1,153,894
Verus Securitization Trust 0.918%, 02/25/64 (144A) (c)	317,256	306,625
0.938%, 07/25/66 (144A) (c)	392,901	343,854
1.031%, 02/25/66 (144A) (c)	268,776	242,950
1.824%, 11/25/66 (144A) (c)	604,018	543,759
1.829%, 10/25/66 (144A) (c)	1,192,783	1,071,605
WaMu Mortgage Pass-Through Certificates Trust 1.356%, 12M MTA + 0.880%, 10/25/46 (c)	128,150	112,363
3.188%, 06/25/37 (c)	71,543	64,603
Washington Mutual Mortgage Pass-Through Certificates 2.224%, 1M LIBOR + 0.600%, 07/25/36 (c)	59,430	39,278
Wells Fargo Mortgage-Backed Securities Trust 2.240%, 10/25/36 (c)	51,409	47,878
2.664%, 09/25/36 (c)	50,231	47,607

		45,097,111

Commercial Mortgage-Backed Securities—2.3%
BANK 0.712%, 11/15/62 (c) (d)	4,562,402	161,480
0.761%, 11/15/62 (c) (d)	2,254,393	87,046
0.811%, 12/15/52 (c) (d)	3,643,882	148,880
0.858%, 11/15/50 (c) (d)	8,055,898	251,195
0.908%, 11/15/54 (c) (d)	947,550	30,997

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BANK
0.955%, 09/15/62 (c) (d)	4,078,215	$186,834
1.041%, 05/15/62 (c) (d)	2,884,988	136,832
1.897%, 03/15/63 (c) (d)	4,993,790	536,489
2.036%, 02/15/54	565,000	473,423
3.688%, 02/15/61	1,700,000	1,651,131
Barclays Commercial Mortgage Trust 1.101%, 04/15/53 (c) (d)	1,280,000	83,278
1.602%, 02/15/50 (c) (d)	5,216,083	264,620
2.174%, 1M LIBOR + 0.850%, 08/15/36 (144A) (c)	1,802,000	1,764,596
4.600%, 06/15/55 (c)	245,000	250,214
5.134%, 12/15/51 (c)	475,000	442,250
Benchmark Mortgage Trust 0.627%, 01/15/51 (c) (d)	2,154,077	47,464
0.658%, 07/15/51 (c) (d)	4,267,289	84,253
1.179%, 08/15/52 (c) (d)	2,011,554	95,672
1.386%, 03/15/62 (c) (d)	6,094,536	349,604
1.632%, 01/15/54 (c) (d)	2,361,812	226,753
1.916%, 07/15/53 (c) (d)	1,326,085	117,162
3.882%, 02/15/51 (c)	795,000	777,775
4.016%, 03/15/52	1,600,000	1,570,467
BX Commercial Mortgage Trust 2.244%, 1M LIBOR + 0.920%, 10/15/36 (144A) (c)	914,065	897,970
CAMB Commercial Mortgage Trust 3.874%, 1M LIBOR + 2.550%, 12/15/37 (144A) (c)	665,000	633,265
Century Plaza Towers 2.865%, 11/13/39 (144A)	585,000	510,817
Citigroup Commercial Mortgage Trust 1.058%, 07/10/47 (c) (d)	3,125,150	48,719
1.158%, 04/10/48 (c) (d)	3,777,336	86,713
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.675%, 02/10/47 (c) (d)	2,586,200	17,575
0.865%, 08/10/46 (c) (d)	626,872	3,391
1.817%, 10/15/45 (c) (d)	289,529	169
2.819%, 01/10/39 (144A)	205,000	188,322
2.853%, 10/15/45	152,692	152,194
3.101%, 03/10/46	145,000	144,293
3.213%, 03/10/46	171,029	169,988
3.424%, 03/10/31 (144A)	1,065,000	1,063,282
3.612%, 06/10/46 (c)	260,000	258,916
3.796%, 08/10/47	225,000	222,604
3.961%, 03/10/47	235,125	233,772
4.074%, 02/10/47 (c)	115,000	114,532
4.084%, 01/10/39 (144A) (c)	210,000	190,135
4.205%, 08/10/46	95,140	95,096
4.210%, 08/10/46 (c)	175,000	174,790
4.236%, 02/10/47 (c)	190,000	189,753
4.750%, 10/15/45 (144A) (c)	273,831	139,571
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	895	897
CSAIL Commercial Mortgage Trust 0.863%, 06/15/57 (c) (d)	10,999,388	177,859
1.071%, 11/15/48 (c) (d)	722,787	17,428
2.029%, 01/15/49 (c) (d)	1,511,419	83,610
DBJPM Mortgage Trust 1.828%, 09/15/53 (c) (d)	1,009,908	79,167

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,190,593
GS Mortgage Securities Trust 0.089%, 07/10/46 (c) (d)	9,940,505	4,483
0.093%, 08/10/44 (144A) (c) (d)	157,161	2
5.168%, 04/10/47 (144A) (c)	465,000	280,415
JPMBB Commercial Mortgage Securities Trust 0.749%, 09/15/47 (c) (d)	2,765,296	28,849
3.363%, 07/15/45	296,720	294,155
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (c)	400,000	232,033
2.812%, 01/16/37 (144A)	305,000	289,462
4.509%, 12/15/47 (144A) (c)	130,000	107,971
Morgan Stanley Bank of America Merrill Lynch Trust 1.103%, 12/15/47 (c) (d)	1,777,859	30,931
1.124%, 10/15/48 (c) (d)	754,002	16,344
2.918%, 02/15/46	130,000	129,266
3.134%, 12/15/48	433,056	432,298
3.766%, 11/15/46	160,061	157,972
4.259%, 10/15/46 (c)	115,000	114,451
Morgan Stanley Capital Trust 1.495%, 06/15/50 (c) (d)	1,508,361	65,430
3.912%, 09/09/32 (144A)	1,140,000	1,106,948
5.254%, 07/15/49 (144A) (c)	265,000	139,974
5.749%, 10/12/52 (144A) (c)	12,137	4,976
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (c)	150,000	121,495
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,164,834
UBS Commercial Mortgage Trust 1.152%, 08/15/50 (c) (d)	843,066	33,080
UBS-Barclays Commercial Mortgage Trust 2.850%, 12/10/45	192,151	192,032
3.185%, 03/10/46	227,824	226,693
3.244%, 04/10/46	300,119	298,082
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,103,398
Wells Fargo Commercial Mortgage Trust 1.031%, 09/15/57 (c) (d)	4,651,977	109,502
1.214%, 05/15/48 (c) (d)	2,723,608	62,761
2.918%, 10/15/45	25,691	25,662
2.942%, 10/15/49	890,000	846,775
4.288%, 05/15/48 (c)	80,000	72,771
WF-RBS Commercial Mortgage Trust 1.415%, 03/15/47 (c) (d)	1,383,012	20,194
2.870%, 11/15/45	195,433	195,082
2.875%, 12/15/45	175,000	174,688
3.016%, 11/15/47 (144A)	86,806	5,209
3.071%, 03/15/45	180,010	179,303
3.345%, 05/15/45	100,000	99,052
3.723%, 05/15/47	89,265	87,817
3.995%, 05/15/47	160,281	158,208
4.045%, 03/15/47	40,000	39,830
4.101%, 03/15/47	335,000	334,392
5.000%, 06/15/44 (144A) (c)	105,000	68,845

		25,879,501

Total Mortgage-Backed Securities (Cost $79,625,280)		70,976,612

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—4.1%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.5%
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	$521,934
Carvana Auto Receivables Trust 4.130%, 04/12/27	970,000	963,645
Credit Acceptance Auto Loan Trust 1.000%, 05/15/30 (144A)	370,000	352,069
Drive Auto Receivables Trust 2.700%, 02/16/27	465,000	460,144
Exeter Automobile Receivables Trust 2.580%, 09/15/25 (144A)	1,045,000	1,032,208
2.730%, 12/15/25 (144A)	315,000	310,724
Santander Drive Auto Receivables Trust 1.480%, 01/15/27	140,000	134,918
Westlake Automobile Receivables Trust 1.650%, 02/17/26 (144A)	415,000	399,016
2.720%, 11/15/24 (144A)	765,000	758,878
4.310%, 09/15/27 (144A)	560,000	557,610

		5,491,146

Asset-Backed - Credit Card—0.0%
Mercury Financial Credit Card Master Trust 1.540%, 03/20/26 (144A)	495,000	470,968

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust 1.724%, 1M LIBOR + 0.100%, 12/25/46 (c)	49,312	27,244
2.224%, 1M LIBOR + 0.600%, 03/25/36 (c)	561,103	331,577
5.985%, 06/25/36 (c)	439,923	136,185
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (n)	239,267	106,829
Soundview Home Loan Trust 2.124%, 1M LIBOR + 0.500%, 11/25/36 (c)	424,144	398,847

		1,000,682

Asset-Backed - Other—3.5%
510 Asset Backed Trust 2.116%, 06/25/61 (144A) (n)	901,006	840,936
Affirm Asset Securitization Trust 1.900%, 01/15/25 (144A)	205,340	201,887
3.460%, 10/15/24 (144A)	91,522	91,156
Apex Credit CLO, Ltd. 2.184%, 3M LIBOR + 1.000%, 04/24/29 (144A) (c)	996,275	983,613
Apollo Aviation Securitization Trust 3.351%, 01/16/40 (144A)	135,632	113,766
Arbor Realty Commercial Real Estate Notes, Ltd. 2.424%, 1M LIBOR + 1.100%, 05/15/36 (144A) (c)	210,000	204,127
Avant Loans Funding Trust 1.210%, 07/15/30 (144A)	455,000	428,884
Bain Capital Credit CLO, Ltd. 2.364%, 3M LIBOR + 1.180%, 07/25/34 (144A) (c)	1,325,000	1,281,400
Bayview Koitere Fund Trust 3.500%, 07/28/57 (144A) (c)	471,431	459,528
Bayview Mortgage Fund Trust 3.500%, 01/28/58 (144A) (c)	299,709	294,185
Bayview Opportunity Master Fund Trust 3.500%, 06/28/57 (144A) (c)	228,070	226,424
3.500%, 10/28/57 (144A) (c)	462,355	455,644

Asset-Backed - Other—(Continued)
BlueMountain CLO, Ltd. 2.163%, 3M LIBOR + 1.100%, 04/20/34 (144A) (c)	825,000	792,216
2.194%, 3M LIBOR + 1.150%, 04/19/34 (144A) (c)	1,560,000	1,507,411
Buckhorn Park CLO, Ltd. 2.164%, 3M LIBOR + 1.120%, 07/18/34 (144A) (c)	555,000	537,052
CF Hippolyta LLC 1.990%, 07/15/60 (144A)	250,119	213,731
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	916,184
Domino’s Pizza Master Issuer LLC 2.662%, 04/25/51 (144A)	514,800	448,720
3.668%, 10/25/49 (144A)	322,575	291,965
4.116%, 07/25/48 (144A)	675,500	658,587
Finance America Mortgage Loan Trust 2.674%, 1M LIBOR + 1.050%, 09/25/33 (c)	44,060	41,954
FirstKey Homes Trust 4.145%, 05/17/39 (144A)	289,754	284,792
4.250%, 07/17/39 (144A)	1,190,000	1,172,694
GMACM Home Equity Loan Trust 2.124%, 1M LIBOR + 0.500%, 10/25/34 (144A) (c)	12,505	12,571
Harriman Park CLO, Ltd. 2.183%, 3M LIBOR + 1.120%, 04/20/34 (144A) (c)	1,655,000	1,604,529
KKR CLO, Ltd. 2.044%, 3M LIBOR + 1.000%, 04/15/31 (144A) (c)	1,230,000	1,201,455
Knollwood CDO, Ltd. 4.186%, 3M LIBOR + 3.200%, 01/10/39 (144A) (c)	770,711	77
LCM, Ltd. 2.103%, 3M LIBOR + 1.040%, 10/20/27 (144A) (c)	425,805	421,378
Madison Park Funding, Ltd. 2.164%, 3M LIBOR + 1.120%, 07/17/34 (144A) (c)	1,330,000	1,285,103
MF1, Ltd. 2.542%, SOFR30A + 1.750%, 02/19/37 (144A) (c)	685,000	650,825
MFA LLC 2.363%, 03/25/60 (144A) (n)	815,337	784,828
Morgan Stanley ABS Capital I, Inc. Trust 1.924%, 1M LIBOR + 0.300%, 06/25/36 (c)	8,257	7,165
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	122,740	116,538
Octagon Investment Partners, Ltd. 1.584%, 3M TSFR + 1.340%, 04/15/35 (144A) (c)	1,155,000	1,100,829
OZLM, Ltd. 2.054%, 3M LIBOR + 1.010%, 07/17/29 (144A) (c)	277,296	274,041
2.064%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	900,000	881,388
2.336%, 3M LIBOR + 1.050%, 04/30/27 (144A) (c)	69,503	69,350
Pretium Mortgage Credit Partners LLC 1.992%, 06/27/60 (144A) (n)	581,204	546,428
1.992%, 02/25/61 (144A) (n)	939,416	879,736
2.487%, 07/25/51 (144A) (n)	516,894	483,311
2.981%, 01/25/52 (144A) (n)	1,210,880	1,127,282
Progress Residential Trust 1.510%, 10/17/38 (144A)	810,000	721,175
3.200%, 04/17/39 (144A)	280,000	264,228
4.438%, 05/17/41 (144A)	765,000	756,872
4.451%, 06/17/39 (144A)	217,000	216,618

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Regatta VI Funding, Ltd. 2.223%, 3M LIBOR + 1.160%, 04/20/34 (144A) (c)	1,200,000	$1,149,230
RR 1 LLC 2.194%, 3M LIBOR + 1.150%, 07/15/35 (144A) (c)	1,365,000	1,324,808
RR 16, Ltd. 2.154%, 3M LIBOR + 1.110%, 07/15/36 (144A) (c)	1,175,000	1,137,100
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	195,634	171,070
Sound Point CLO XXIX, Ltd. 2.254%, 3M LIBOR + 1.070%, 04/25/34 (144A) (c)	1,300,000	1,259,319
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	290,480
Symphony CLO, Ltd. 1.988%, 3M LIBOR + 0.950%, 07/14/26 (144A) (c)	185,211	184,720
Tricon Residential Trust 4.849%, 07/17/40 (144A)	773,000	772,987
Upstart Securitization Trust 0.830%, 07/20/31 (144A)	194,442	188,808
VCAT Asset Securitization LLC 1.743%, 05/25/51 (144A) (n)	537,830	503,677
2.115%, 03/27/51 (144A) (n)	167,326	159,482
Venture CLO, Ltd. 2.174%, 3M LIBOR + 1.130%, 04/15/34 (144A) (c)	1,300,000	1,248,101
2.284%, 3M LIBOR + 1.240%, 04/15/34 (144A) (c)	500,000	482,608
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (n)	572,162	543,447
Voya CLO, Ltd. 1.944%, 3M LIBOR + 0.900%, 01/18/29 (144A) (c)	1,184,580	1,167,801
Wellfleet CLO X, Ltd. 2.233%, 3M LIBOR + 1.170%, 07/20/32 (144A) (c)	1,065,000	1,031,246
Wendy’s Funding LLC 2.370%, 06/15/51 (144A)	1,173,150	994,363
3.884%, 03/15/48 (144A)	415,425	391,296
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	164,175	145,855

		38,998,981

Total Asset-Backed Securities (Cost $48,583,128)		45,961,777

Foreign Government—1.9%

Sovereign—1.9%
Angolan Government International Bonds 8.000%, 11/26/29	400,000	315,448
8.250%, 05/09/28	205,000	169,822
Benin Government International Bond 4.950%, 01/22/35 (144A) (EUR)	620,000	421,505
Bermuda Government International Bond 2.375%, 08/20/30 (144A) (b)	200,000	166,981
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	11,104,000	1,810,730
Chile Government International Bonds 1.250%, 01/22/51 (EUR)	1,100,000	632,626
3.500%, 01/31/34	200,000	177,809

Sovereign—(Continued)
4.000%, 01/31/52	220,000	182,337
Colombia Government International Bonds 5.000%, 06/15/45	800,000	534,640
5.200%, 05/15/49	200,000	135,410
5.625%, 02/26/44	225,000	161,450
Croatia Government International Bond 1.500%, 06/17/31 (EUR)	1,025,000	918,264
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	827,819
Egypt Government International Bonds 7.300%, 09/30/33 (144A)	200,000	127,956
7.903%, 02/21/48	270,000	153,900
8.500%, 01/31/47	200,000	118,060
Finance Department Government of Sharjah 3.625%, 03/10/33 (144A)	550,000	470,250
Hungary Government International Bond 1.625%, 04/28/32 (EUR)	1,320,000	1,054,947
Indonesia Government International Bonds 1.100%, 03/12/33 (EUR)	1,170,000	870,942
2.150%, 07/18/24 (EUR)	100,000	103,747
2.625%, 06/14/23 (EUR)	100,000	105,712
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	460,000	345,683
Jordan Government International Bond 5.850%, 07/07/30	430,000	339,717
Mexican Bonos 7.750%, 05/29/31 (MXN)	72,152,300	3,300,216
Mexico Government International Bonds 1.125%, 01/17/30 (EUR)	200,000	161,950
1.450%, 10/25/33 (EUR)	1,330,000	950,414
3.771%, 05/24/61	335,000	216,950
4.280%, 08/14/41	340,000	268,714
Morocco Government International Bond 2.000%, 09/30/30 (EUR)	640,000	486,329
North Macedonia Government International Bonds 2.750%, 01/18/25 (EUR)	425,000	402,008
3.675%, 06/03/26 (144A) (EUR)	515,000	479,287
Oman Government International Bond 6.750%, 01/17/48 (144A)	665,000	572,100
Panama Government International Bonds 3.870%, 07/23/60	1,170,000	826,118
4.300%, 04/29/53	200,000	156,831
4.500%, 01/19/63	200,000	153,658
Philippine Government International Bonds 1.200%, 04/28/33 (EUR)	1,135,000	887,643
1.750%, 04/28/41 (EUR)	300,000	211,424
Romanian Government International Bonds 2.625%, 12/02/40 (144A) (EUR)	635,000	386,259
2.750%, 04/14/41 (EUR)	305,000	186,181
3.375%, 02/08/38 (EUR)	310,000	217,659
4.625%, 04/03/49 (EUR)	738,000	549,105
Russian Federal Bond - OFZ 5.900%, 03/12/31 (RUB) (l)	148,955,000	230,203
Saudi Government International Bond 2.000%, 07/09/39 (EUR)	820,000	656,097

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	245,000	$207,914
6.250%, 05/23/33	485,000	370,637

Total Foreign Government (Cost $33,238,820)		22,023,452

Floating Rate Loans (o)—0.9%

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 3.916%, 1M LIBOR + 2.250%, 05/30/25	144,655	137,824

Agriculture—0.0%
Lorca Finco plc EUR Term Loan B1, 4.499%, 6M EURIBOR + 4.250%, 09/17/27 (EUR)	180,000	172,362

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 4.000%, 3M LIBOR + 3.000%, 12/11/26	97,500	87,963
SkyMiles IP, Ltd. Term Loan B, 4.813%, 3M LIBOR + 3.750%, 10/20/27	100,000	99,188
United Airlines, Inc.
Term Loan B, 5.392%, 1M LIBOR + 3.750%, 04/21/28	98,750	91,887

		279,038

Auto Parts & Equipment—0.0%
Clarios Global L.P.
EUR Term Loan B, 3.250%, 1M EURIBOR + 3.250%, 04/30/26 (EUR)	145,013	137,814

Building Materials—0.0%
Ingersoll-Rand Services Co. USD Term Loan, 3.375%, 1M LIBOR + 1.750%, 03/01/27	455	439
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.291%, 1M LIBOR + 2.625%, 02/01/27	121,875	114,905

		115,344

Chemicals—0.0%
Diamond (BC) B.V. Term Loan B, 3.989%, 3M LIBOR + 2.750%, 09/29/28	149,250	138,280

Commercial Services—0.1%
Allied Universal Holdco LLC USD Incremental Term Loan B, 5.416%, 1M LIBOR + 3.750%, 05/12/28	111,374	102,557
APX Group, Inc. Term Loan B, 7.250%, 1M LIBOR + 3.500%, 07/10/28	99,250	93,977
AVSC Holding Corp. Term Loan B1, 5.111%, 3M LIBOR + 3.250%, 03/03/25	168,389	145,657
Techem Verwaltungsgesellschaft 675 mbH EUR Term Loan B4, 2.625%, 6M EURIBOR + 2.625%, 07/15/25 (EUR)	49,291	47,263

Commercial Services—(Continued)
Verisure Holding AB Term Loan B, 3.250%, 3M EURIBOR + 3.250%, 07/20/26 (EUR)	185,000	177,513
Wex, Inc. Term Loan, 3.916%, 1M LIBOR + 2.250%, 03/31/28	340,688	327,912

		894,879

Computers—0.1%
McAfee LLC USD Term Loan B, 5.145%, TSFR + 4.000%, 03/01/29	145,000	131,914
Peraton Holding Corp. Term Loan B, 5.416%, 1M LIBOR + 3.750%, 02/01/28	106,657	100,458
Tempo Acquisition LLC Term Loan B, 4.525%, TSFR + 3.000%, 08/31/28	175,746	166,739

		399,111

Cosmetics/Personal Care—0.0%
Sunshine Luxembourg ViII S.a.r.l Term Loan B3, 6.000%, 3M LIBOR + 3.750%, 10/01/26	201,154	186,821

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. Term Loan, 3.666%, 1M LIBOR + 2.000%, 01/15/27	536	507

Diversified Financial Services—0.0%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 5.054%, TSFR + 3.000%, 06/15/25	192,482	183,003
Fleetcor Technologies Operating Co. LLC Term Loan B4, 3.416%, 1M LIBOR + 1.750%, 04/28/28	198,250	191,328

		374,331

Electronics—0.0%
II-VI, Inc. Bridge Term Loan B, 07/02/29 (p)	100,000	96,050

Engineering & Construction—0.0%
Artera Services LLC Incremental Term Loan, 5.750%, 3M LIBOR + 3.500%, 03/06/25	99,000	78,656
Brown Group Holding LLC Term Loan B, 4.166%, 1M LIBOR + 2.500%, 06/07/28	173,595	165,729

		244,385

Entertainment—0.1%
Crown Finance U.S., Inc. Incremental Term Loan B1, 10.076%, 6M LIBOR + 8.250%, 02/28/25	3,492	3,631
USD Term Loan, 4.000%, 3M LIBOR + 2.500%, 02/28/25	79,970	50,861
Delta 2 (LUX) S.a.r.l. USD Term Loan, 4.166%, 1M LIBOR + 2.500%, 02/01/24	241,686	236,033
Golden Entertainment, Inc. 1st Lien Term Loan, 4.630%, 1M LIBOR + 3.000%, 10/21/24	132,813	129,769

		420,294

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Food—0.0%
Froneri International, Ltd. USD Term Loan, 3.916%, 1M LIBOR + 2.250%, 01/29/27	98,000	$90,568
Hostess Brands LLC Term Loan, 4.214%, 3M LIBOR + 2.250%, 08/03/25	104,050	100,051
U.S. Foods, Inc.
Term Loan B, 3.575%, 3M LIBOR + 2.000%, 09/13/26	121,563	114,512

		305,131

Food Service—0.0%
Aramark Services, Inc. Term Loan B4, 3.416%, 1M LIBOR + 1.750%, 01/15/27	93,250	88,626

Gas—0.0%
UGI Energy Services LLC Term Loan B, 5.416%, 1M LIBOR + 3.750%, 08/13/26	145,500	142,469

Healthcare-Products—0.1%
Avantor Funding, Inc. Term Loan B5, 3.916%, 1M LIBOR + 2.250%, 11/08/27	205,966	197,899
Medline Borrower L.P. USD Term Loan B, 4.916%, 1M LIBOR + 3.250%, 10/23/28	219,450	203,932

		401,831

Healthcare-Services—0.0%
Envision Healthcare Corp. 1st Lien Term Loan, 5.416%, 1M LIBOR + 3.750%, 10/10/25	110,855	38,700
Surgery Center Holdings, Inc. Term Loan, 4.950%, 1M LIBOR + 3.750%, 08/31/26	187,625	175,254

		213,954

Insurance—0.1%
Acrisure LLC Term Loan B, 5.166%, 1M LIBOR + 3.500%, 02/15/27	132,960	122,406
Asurion LLC Second Lien Term Loan B4, 6.916%, 1M LIBOR + 5.250%, 01/20/29	100,000	85,813
Term Loan B8, 4.916%, 1M LIBOR + 3.250%, 12/23/26	247,125	224,729
HUB International, Ltd. Term Loan B, 4.214%, 3M LIBOR + 3.000%, 04/25/25	115,200	109,120
Sedgwick Claims Management Services, Inc. Term Loan B, 4.916%, 1M LIBOR + 3.250%, 12/31/25	96,500	90,710
Term Loan B, 5.416%, 1M LIBOR + 3.750%, 09/03/26	130,950	124,795
USI, Inc. Repriced Term Loan, 5.250%, 3M LIBOR + 3.000%, 05/16/24	100,013	95,950

		853,523

Internet—0.0%
Adevinta ASA EUR Term Loan B, 3.250%, 3M EURIBOR + 3.250%, 06/26/28 (EUR)	100,000	98,298
Go Daddy Operating Co. LLC Term Loan B4, 3.666%, 1M LIBOR + 2.000%, 08/10/27	112,700	108,313

		206,611

Leisure Time—0.0%
Carnival Corp. Incremental Term Loan B, 6.127%, 6M LIBOR + 3.250%, 10/18/28	124,375	111,938
MajorDrive Holdings LLC Term Loan B, 5.625%, 3M LIBOR + 4.000%, 06/01/28	99,000	89,677

		201,615

Lodging—0.0%
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.416%, 1M LIBOR + 2.750%, 12/23/24	106,282	102,606
Term Loan B1, 5.166%, 1M LIBOR + 3.500%, 07/21/25	127,725	123,614

		226,220

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. Term Loan, 4.416%, 1M LIBOR + 2.750%, 08/01/25	96,530	91,522

Machinery-Diversified—0.1%
Gardner Denver, Inc. USD Term Loan B2, 3.375%, 1M LIBOR + 1.750%, 03/01/27	170,971	164,648
Vertical U.S. Newco, Inc. Term Loan B, 4.019%, 6M LIBOR + 3.500%, 07/30/27	244,171	229,521

		394,169

Media—0.0%
CSC Holdings LLC Term Loan B1, 3.574%, 1M LIBOR + 2.250%, 07/17/25	102,867	95,924
Telenet Financing USD LLC USD Term Loan AR, 3.324%, 1M LIBOR + 2.000%, 04/30/28	100,000	92,958

		188,882

Miscellaneous Manufacturing—0.0%
CeramTec AcquiCo GmbH EUR Term Loan B, 3.750%, 2M EURIBOR + 3.750%, 03/16/29 (EUR)	92,993	88,438

Oil & Gas—0.0%
Paragon Offshore Finance Co. Term Loan B, 3M LIBOR, 07/18/22 (k) (m)	587	0

Packaging & Containers—0.0%
Clydesdale Acquisition Holdings, Inc. Term Loan B, 5.875%, 1M TSFR + 4.250%, 04/13/29	100,000	94,052
Proampac PG Borrower LLC Term Loan, 7.500%, 3M LIBOR + 2.750%, 11/03/25	98,754	91,779

		185,831

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC Term Loan B, 4.166%, 1M LIBOR + 2.500%, 03/01/24	113,690	$110,848
Gainwell Acquisition Corp. Term Loan B, 6.250%, 3M LIBOR + 4.000%, 10/01/27	98,747	93,933
Horizon Therapeutics USA, Inc. Term Loan B2, 3.375%, 1M LIBOR + 1.750%, 03/15/28	98,750	95,540
Jazz Financing Lux S.a.r.l. USD Term Loan, 5.166%, 1M LIBOR + 3.500%, 05/05/28	123,750	118,292
Organon & Co. USD Term Loan, 4.625%, 3M LIBOR + 3.000%, 06/02/28	116,354	112,185
Pathway Vet Alliance LLC Term Loan, 6.000%, 3M LIBOR + 3.750%, 03/31/27	244,495	227,686

		758,484

Retail—0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 3.416%, 1M LIBOR + 1.750%, 11/19/26	1,068	1,022
Great Outdoors Group LLC Term Loan B1, 5.416%, 1M LIBOR + 3.750%, 03/06/28	128,057	117,439
IRB Holding Corp. Term Loan B, 4.238%, TSFR + 3.150%, 12/15/27	98,500	93,985
LBM Acquisition LLC Term Loan B, 5.416%, 1M LIBOR + 3.750%, 12/17/27	197,879	163,291
Michaels Companies, Inc. Term Loan B, 6.500%, 3M LIBOR + 4.250%, 04/15/28	99,000	82,335
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/11/28	99,250	93,574
SRS Distribution, Inc. Term Loan B, 4.019%, 3M LIBOR + 3.500%, 06/02/28	109,175	100,441
Staples, Inc. 7 Year Term Loan, 6.286%, 3M LIBOR + 5.000%, 04/16/26	124,524	109,070

		761,157

Software—0.1%
DCert Buyer, Inc. Term Loan B, 5.666%, 1M LIBOR + 4.000%, 10/16/26	206,014	195,370
Dun & Bradstreet Corp. (The) Term Loan, 4.874%, 1M LIBOR + 3.250%, 02/06/26	294,023	278,219
Finastra USA, Inc. 1st Lien Term Loan, 4.739%, 3M LIBOR + 3.500%, 06/13/24	112,943	101,967
Polaris Newco LLC USD Term Loan B, 5.666%, 1M LIBOR + 4.000%, 06/02/28	104,213	96,543
SS&C Technologies, Inc. Term Loan B5, 3.416%, 1M LIBOR + 1.750%, 04/16/25	95,001	90,785
Zelis Healthcare Corp. Term Loan, 4.562%, 1M LIBOR + 3.500%, 09/30/26	220,394	208,088

		970,972

Total Floating Rate Loans (Cost $10,483,801)		9,676,475

Municipals—0.6%
Security Description	Principal Amount*	Value

Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.038%, 12/01/29	85,000	86,815
6.138%, 12/01/39	325,000	329,520
6.319%, 11/01/29	480,000	502,442
Chicago Transit Authority Sale Tax Receipts Fund 3.912%, 12/01/40	170,000	156,149
Metropolitan Transportation Authority 4.750%, 11/15/45	505,000	510,916
5.175%, 11/15/49	1,390,000	1,434,201
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	191,000	224,177
New York Transportation Development Corp. 4.248%, 09/01/35	1,280,000	1,263,576
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,403,243
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	912,217
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	180,000	232,849
State of Illinois 4.950%, 06/01/23	242,727	244,518
5.000%, 01/01/23	70,000	70,432

Total Municipals (Cost $7,653,087)		7,371,055

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $9,282,490; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $9,468,131.	9,282,400	9,282,400

Total Short-Term Investments (Cost $9,282,400)		9,282,400

Securities Lending Reinvestments (q)—4.3%

Certificates of Deposit—0.2%
Bank of Montreal 1.900%, FEDEFF PRV + 0.320%, 10/04/22 (c)	1,000,000	1,000,000
Mizuho Bank, Ltd. 1.800%, SOFR + 0.290%, 07/28/22 (c)	1,000,000	999,891

		1,999,891

Commercial Paper—0.3%
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (c)	2,000,000	2,000,764
UBS AG 2.090%, SOFR + 0.570%, 03/23/23 (c)	1,000,000	1,000,000

		3,000,764

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—3.2%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $2,000,086; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $2,040,000.	2,000,000	$2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $8,000,349; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $8,171,227.	8,000,000	8,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $2,200,672; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $2,247,087.	2,200,000	2,200,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $2,700,893; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $2,977,579.	2,700,000	2,700,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $6,554,430; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $6,685,520.	6,554,161	6,554,161
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $2,010,678; collateralized by various Common Stock with an aggregate market value of $2,234,680.	2,010,000	2,010,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $2,600,108; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $2,652,995.	2,600,000	2,600,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $500,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $510,191.	500,000	500,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $1,600,071; collateralized by various Common Stock with an aggregate market value of $1,778,196.	1,600,000	1,600,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $800,036; collateralized by various Common Stock with an aggregate market value of $889,097.	800,000	800,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $900,292; collateralized by various Common Stock with an aggregate market value of $1,000,643.	900,000	900,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $5,000,229; collateralized by various Common Stock with an aggregate market value of $5,504,965.	5,000,000	5,000,000

		35,864,161

Time Deposit—0.2%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000

Mutual Funds—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (r)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $47,864,161)		47,864,816

Total Investments—114.1% (Cost $1,333,183,433)		1,293,122,953
Other assets and liabilities (net)—(14.1)%		(160,117,076)

Net Assets—100.0%		$1,133,005,877

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $51,057,553 and the collateral received consisted of cash in the amount of $47,864,161 and non-cash collateral with a value of $4,777,442. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(d)	Interest only security.
(e)	Principal only security.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	All or a portion of the security was pledged as collateral against open OTC option contracts. As of June 30, 2022, the market value of securities pledged was $517,057.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $2,954,239.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2022, the market value of securities pledged was $1,334,587.
(j)	Principal amount of security is adjusted for inflation.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent less than 0.05% of net assets.
(l)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after June 30, 2022, at which time the interest rate will be determined.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(r)	The rate shown represents the annualized seven-day yield as of June 30, 2022.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $147,139,675, which is 13.0% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	$(2,230,000)	$(2,235,960)	$(2,220,200)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.000%	TBA	(4,256,000)	(4,027,084)	(3,963,068)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.500%	TBA	(7,136,000)	(6,859,363)	(6,862,268)

Totals				$(13,122,407)	$(13,045,536)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	490,000	DBAG	09/21/22	USD	518,958	$(2,605)
EUR	483,000	MSIP	09/21/22	USD	512,660	(3,683)
EUR	428,000	RBC	09/21/22	USD	462,285	(11,266)
MXN	3,750,000	BNP	09/21/22	USD	185,314	(1,498)

Contracts to Deliver
BRL	10,470,000	GSI	09/21/22	USD	2,079,072	122,473
EUR	599,334	BNP	07/29/22	USD	631,440	2,381
EUR	11,372,000	BNP	09/21/22	USD	12,229,221	245,611
MXN	47,600,000	RBC	09/21/22	USD	2,385,666	52,429
MXN	23,020,000	TDB	09/21/22	USD	1,152,758	24,373

Net Unrealized Appreciation						$428,215

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/22	36	AUD	4,280,218	$(3,250)
Canada Government Bond 10 Year Futures	09/20/22	61	CAD	7,563,390	28,018
U.S. Treasury Note 5 Year Futures	09/30/22	307	USD	34,460,750	(240,979)

Futures Contracts—Short
Euro-Bund Futures	09/08/22	(91)	EUR	(13,538,980)	195,850
Euro-Buxl 30 Year Bond Futures	09/08/22	(14)	EUR	(2,289,840)	117,714
U.S. Treasury Long Bond Futures	09/21/22	(117)	USD	(16,219,125)	204,978
U.S. Treasury Note 10 Year Futures	09/21/22	(350)	USD	(41,485,938)	(406,433)
U.S. Treasury Note 2 Year Futures	09/30/22	(199)	USD	(41,793,110)	(138,333)
U.S. Treasury Note Ultra 10 Year Futures	09/21/22	(88)	USD	(11,209,000)	181,933
U.S. Treasury Ultra Long Bond Futures	09/21/22	(57)	USD	(8,797,594)	207,702
United Kingdom Long Gilt Bond Futures	09/28/22	(39)	GBP	(4,445,220)	68,195

Net Unrealized Appreciation					$215,395

Written Options

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-5 Yr. CDS	0.850%	GSI	CDX.NA.IG.38	Buy	07/20/22	(36,075,000)	USD	(36,075,000)	$(77,561)	$(4,289)	$73,272
Call - OTC-5 Yr. CDS	0.975%	MSIP	CDX.NA.IG.38	Buy	07/20/22	(36,075,000)	USD	(36,075,000)	(95,599)	(55,480)	40,119
Put - OTC-5 Yr. CDS	0.850%	GSI	CDX.NA.IG.38	Sell	07/20/22	(36,075,000)	USD	(36,075,000)	(116,883)	(275,786)	(158,903)
Put - OTC-5 Yr. CDS	0.975%	MSIP	CDX.NA.IG.38	Sell	07/20/22	(36,075,000)	USD	(36,075,000)	(116,342)	(124,816)	(8,474)

Totals									$(406,385)	$(460,371)	$(53,986)

Swap Agreements

Centrally Cleared Credit Default Swaps on Sovereign Issues and Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	2.949%	USD	5,230,000	$433,373	$294,839	$138,534
CDX.EM.37.V1	(1.000%)	Quarterly	06/20/27	3.391%	USD	3,935,000	394,555	225,546	169,009

Totals							$827,928	$520,385	$307,543

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	82.084%	USD	70,720	$5,186	$9,115	$(3,929)
PRIMEX.ARM.2 (e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	126,858	—	(256)	256

Totals								$5,186	$8,859	$(3,673)

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	82.084%	USD	70,720	$(5,186)	$(1,789)	$(3,397)
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	124,753	—	3,497	(3,497)

Totals								$(5,186)	$1,708	$(6,894)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(RBC)—	Royal Bank of Canada
(TDB)—	Toronto Dominion Bank

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$14,783,398	$—	$—	$14,783,398
Air Freight & Logistics	2,098,428	—	—	2,098,428
Airlines	1,952,110	—	—	1,952,110
Automobiles	6,334,951	—	—	6,334,951
Banks	5,652,268	—	—	5,652,268
Beverages	12,368,459	—	—	12,368,459
Biotechnology	11,394,727	—	—	11,394,727
Building Products	5,047,585	—	—	5,047,585
Capital Markets	36,560,333	—	—	36,560,333
Chemicals	18,982,058	—	—	18,982,058
Commercial Services & Supplies	2,427,062	—	—	2,427,062
Communications Equipment	3,110,856	—	—	3,110,856
Construction & Engineering	1,495,450	—	—	1,495,450
Consumer Finance	994,308	—	—	994,308
Containers & Packaging	1,076,182	—	—	1,076,182
Diversified Financial Services	4,816,370	—	—	4,816,370
Diversified Telecommunication Services	3,704,974	—	—	3,704,974
Electric Utilities	23,577,747	—	—	23,577,747
Electrical Equipment	574,597	—	—	574,597
Energy Equipment & Services	2,613,806	—	—	2,613,806
Entertainment	3,235,337	—	—	3,235,337
Equity Real Estate Investment Trusts	15,343,979	—	—	15,343,979
Food & Staples Retailing	20,425,978	—	—	20,425,978
Food Products	13,690,738	—	—	13,690,738
Health Care Equipment & Supplies	20,284,735	—	—	20,284,735
Health Care Providers & Services	28,508,678	—	—	28,508,678
Hotels, Restaurants & Leisure	11,614,750	—	—	11,614,750
Industrial Conglomerates	3,354,359	—	—	3,354,359
Insurance	20,658,205	—	—	20,658,205
Interactive Media & Services	49,017,307	—	—	49,017,307
Internet & Direct Marketing Retail	32,956,973	—	—	32,956,973
IT Services	21,550,277	—	—	21,550,277
Life Sciences Tools & Services	17,036,584	—	—	17,036,584
Machinery	13,588,416	—	—	13,588,416
Media	13,642,666	—	—	13,642,666
Metals & Mining	—	21,742	—	21,742
Oil, Gas & Consumable Fuels	30,603,049	—	—	30,603,049
Pharmaceuticals	42,700,173	—	—	42,700,173
Professional Services	2,916,663	—	—	2,916,663
Semiconductors & Semiconductor Equipment	28,262,088	—	—	28,262,088
Software	60,728,568	—	—	60,728,568

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$13,431,965	$—	$—	$13,431,965
Technology Hardware, Storage & Peripherals	20,455,363	—	—	20,455,363
Tobacco	8,131,140	—	—	8,131,140
Trading Companies & Distributors	1,201,983	—	—	1,201,983
Wireless Telecommunication Services	7,712,102	—	—	7,712,102
Total Common Stocks	660,617,745	21,742	—	660,639,487
Total U.S. Treasury & Government Agencies*	—	277,097,032	—	277,097,032
Corporate Bonds & Notes
Advertising	—	459,711	—	459,711
Aerospace/Defense	—	2,161,894	—	2,161,894
Agriculture	—	2,197,178	—	2,197,178
Airlines	—	80,586	—	80,586
Apparel	—	846,030	—	846,030
Auto Manufacturers	—	459,276	—	459,276
Auto Parts & Equipment	—	77,963	—	77,963
Banks	—	26,279,441	0	26,279,441
Beverages	—	1,573,384	—	1,573,384
Biotechnology	—	1,653,522	—	1,653,522
Building Materials	—	1,340,103	—	1,340,103
Chemicals	—	1,049,626	—	1,049,626
Commercial Services	—	5,006,951	—	5,006,951
Computers	—	2,015,608	—	2,015,608
Diversified Financial Services	—	3,715,231	—	3,715,231
Electric	—	12,792,512	—	12,792,512
Electronics	—	249,066	—	249,066
Energy-Alternate Sources	—	1,025,617	—	1,025,617
Engineering & Construction	—	1,215,606	—	1,215,606
Entertainment	—	2,414,578	—	2,414,578
Environmental Control	—	1,203,037	—	1,203,037
Food	—	2,048,504	—	2,048,504
Food Service	—	54,373	—	54,373
Gas	—	406,829	—	406,829
Healthcare-Products	—	3,472,194	—	3,472,194
Healthcare-Services	—	3,564,345	—	3,564,345
Home Builders	—	1,377,896	—	1,377,896
Insurance	—	4,708,831	—	4,708,831
Internet	—	3,950,503	—	3,950,503
Iron/Steel	—	447,245	—	447,245
Leisure Time	—	106,600	—	106,600
Lodging	—	256,384	—	256,384
Machinery-Construction & Mining	—	140,400	—	140,400
Machinery-Diversified	—	393,055	—	393,055
Media	—	7,397,632	—	7,397,632
Mining	—	654,884	—	654,884
Miscellaneous Manufacturing	—	417,473	—	417,473
Office/Business Equipment	—	1,463,286	—	1,463,286
Oil & Gas	—	6,645,399	—	6,645,399
Packaging & Containers	—	1,150,716	—	1,150,716
Pharmaceuticals	—	1,481,198	—	1,481,198
Pipelines	—	6,323,403	—	6,323,403
Real Estate Investment Trusts	—	3,533,254	—	3,533,254
Retail	—	3,803,965	—	3,803,965
Semiconductors	—	5,128,216	—	5,128,216
Software	—	6,641,839	—	6,641,839
Telecommunications	—	5,986,775	—	5,986,775
Transportation	—	551,395	—	551,395

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trucking & Leasing	$—	$1,943,765	$—	$1,943,765
Water	—	362,568	—	362,568
Total Corporate Bonds & Notes	—	142,229,847	0	142,229,847
Total Mortgage-Backed Securities*	—	70,976,612	—	70,976,612
Total Asset-Backed Securities*	—	45,961,777	—	45,961,777
Total Foreign Government*	—	22,023,452	—	22,023,452
Floating Rate Loans
Aerospace/Defense	—	137,824	—	137,824
Agriculture	—	172,362	—	172,362
Airlines	—	279,038	—	279,038
Auto Parts & Equipment	—	137,814	—	137,814
Building Materials	—	115,344	—	115,344
Chemicals	—	138,280	—	138,280
Commercial Services	—	894,879	—	894,879
Computers	—	399,111	—	399,111
Cosmetics/Personal Care	—	186,821	—	186,821
Distribution/Wholesale	—	507	—	507
Diversified Financial Services	—	374,331	—	374,331
Electronics	—	96,050	—	96,050
Engineering & Construction	—	244,385	—	244,385
Entertainment	—	420,294	—	420,294
Food	—	305,131	—	305,131
Food Service	—	88,626	—	88,626
Gas	—	142,469	—	142,469
Healthcare-Products	—	401,831	—	401,831
Healthcare-Services	—	213,954	—	213,954
Insurance	—	853,523	—	853,523
Internet	—	206,611	—	206,611
Leisure Time	—	201,615	—	201,615
Lodging	—	226,220	—	226,220
Machinery-Construction & Mining	—	91,522	—	91,522
Machinery-Diversified	—	394,169	—	394,169
Media	—	188,882	—	188,882
Miscellaneous Manufacturing	—	88,438	—	88,438
Oil & Gas	—	—	0	0
Packaging & Containers	—	185,831	—	185,831
Pharmaceuticals	—	758,484	—	758,484
Retail	—	761,157	—	761,157
Software	—	970,972	—	970,972
Total Floating Rate Loans	—	9,676,475	0	9,676,475
Total Municipals*	—	7,371,055	—	7,371,055
Total Short-Term Investment*	—	9,282,400	—	9,282,400
Securities Lending Reinvestments
Certificates of Deposit	—	1,999,891	—	1,999,891
Commercial Paper	—	3,000,764	—	3,000,764
Repurchase Agreements	—	35,864,161	—	35,864,161
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	42,864,816	—	47,864,816
Total Investments	$665,617,745	$627,505,208	$0	$1,293,122,953

Collateral for Securities Loaned (Liability)	$—	$(47,864,161)	$—	$(47,864,161)
TBA Forward Sales Commitments	$—	$(13,045,536)	$—	$(13,045,536)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$447,267	$—	$447,267
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(19,052)	—	(19,052)
Total Forward Contracts	$—	$428,215	$—	$428,215

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,004,390	$—	$—	$1,004,390
Futures Contracts (Unrealized Depreciation)	(788,995)	—	—	(788,995)
Total Futures Contracts	$215,395	$—	$—	$215,395
Total Written Options at Value	$—	$(460,371)	$—	$(460,371)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$307,543	$—	$307,543
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,186	$0	$5,186
OTC Swap Contracts at Value (Liabilities)	—	(5,186)	—	(5,186)
Total OTC Swap Contracts	$—	$0	$0	$0

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$1,293,122,953
Cash	927,477
Cash denominated in foreign currencies (c)	24,256
OTC swap contracts at market value (d)	5,186
Unrealized appreciation on forward foreign currency exchange contracts	447,267
Receivable for:
Investments sold	2,120,006
TBA securities sold (e)	77,251,433
Fund shares sold	7,946
Principal paydowns	137,164
Dividends and interest	3,794,682
Interest on OTC swap contracts	494

Total Assets	1,377,838,864
Liabilities
Written options at value (f)	460,371
TBA Forward sales commitments, at value	13,045,536
OTC swap contracts at market value (g)	5,186
Unrealized depreciation on forward foreign currency exchange contracts	19,052
Collateral for securities loaned	47,864,161
Payables for:
Investments purchased	6,831,980
TBA securities purchased (e)	173,643,227
Fund shares redeemed	838,903
Variation margin on futures contracts	975,255
Variation margin on centrally cleared swap contracts	275
Interest on OTC swap contracts	515
Accrued Expenses:
Management fees	415,165
Distribution and service fees	13,615
Deferred trustees’ fees	157,763
Other expenses	561,983

Total Liabilities	244,832,987

Net Assets	$1,133,005,877

Net Assets Consist of:
Paid in surplus	$1,153,043,563
Distributable earnings (Accumulated losses)	(20,037,686)

Net Assets	$1,133,005,877

Net Assets
Class A	$1,058,730,773
Class B	50,906,763
Class E	23,368,341
Capital Shares Outstanding*
Class A	67,897,322
Class B	3,291,547
Class E	1,502,519
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.59
Class B	15.47
Class E	15.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,333,183,433.
(b)	Includes securities loaned at value of $51,057,553.
(c)	Identified cost of cash denominated in foreign currencies was $19,048
(d)	Net premium paid on OTC swap contracts was $12,356.
(e)	Included within TBA securities sold is $18,364,226 related to TBA forward sale commitments and included within TBA securities purchased is $5,245,540 related to TBA forward sale commitments.
(f)	Premiums received on written options were $406,385.
(g)	Net premium received on OTC swap contracts was $1,789.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$4,819,928
Interest	7,348,376
Securities lending income	55,137

Total investment income	12,223,441
Expenses
Management fees	2,918,334
Administration fees	32,788
Custodian and accounting fees	198,195
Distribution and service fees—Class B	72,804
Distribution and service fees—Class E	19,835
Audit and tax services	50,642
Legal	20,427
Shareholder reporting	33,321
Insurance	4,867
Miscellaneous (b)	6,249

Total expenses	3,357,462
Less management fee waiver	(189,725)
Less broker commission recapture	(3,343)

Net expenses	3,164,394

Net Investment Income	9,059,047

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,886,628
Purchased options	27,211
Futures contracts	8,808,535
Written options	980,902
Swap contracts	(1,630,923)
Foreign currency transactions	14,640
Forward foreign currency transactions	790,083

Net realized gain (loss)	14,877,076

Net change in unrealized appreciation (depreciation) on:
Investments	(274,922,307)
Purchased options	449,494
Futures contracts	618,019
Written options	(193,447)
Swap contracts	430,619
Foreign currency transactions	9,124
Forward foreign currency transactions	582,137

Net change in unrealized appreciation (depreciation)	(273,026,361)

Net realized and unrealized gain (loss)	(258,149,285)

Net Increase (Decrease) in Net Assets From Operations	$(249,090,238)

(a)	Net of foreign withholding taxes of $16,672.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,059,047	$17,008,057
Net realized gain (loss)	14,877,076	167,105,159
Net change in unrealized appreciation (depreciation)	(273,026,361)	1,470,687

Increase (decrease) in net assets from operations	(249,090,238)	185,583,903

From Distributions to Shareholders
Class A	(170,597,556)	(137,177,586)
Class B	(8,145,507)	(7,007,468)
Class E	(3,761,228)	(3,169,014)

Total distributions	(182,504,291)	(147,354,068)

Increase (decrease) in net assets from capital share transactions	122,554,924	25,952,317

Total increase (decrease) in net assets	(309,039,605)	64,182,152

Net Assets
Beginning of period	1,442,045,482	1,377,863,330

End of period	$1,133,005,877	$1,442,045,482

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	332,972	$6,790,594	1,084,990	$24,614,036
Reinvestments	10,985,033	170,597,556	6,489,006	137,177,586
Redemptions	(2,980,976)	(60,109,887)	(5,974,200)	(133,543,967)

Net increase (decrease)	8,337,029	$117,278,263	1,599,796	$28,247,655

Class B
Sales	60,734	$1,213,531	184,986	$4,135,002
Reinvestments	528,586	8,145,507	334,007	7,007,468
Redemptions	(310,860)	(6,214,550)	(578,593)	(12,827,487)

Net increase (decrease)	278,460	$3,144,488	(59,600)	$(1,685,017)

Class E
Sales	13,717	$259,036	20,590	$459,707
Reinvestments	242,817	3,761,228	150,333	3,169,014
Redemptions	(95,782)	(1,888,091)	(190,913)	(4,239,042)

Net increase (decrease)	160,752	$2,132,173	(19,990)	$(610,321)

Increase (decrease) derived from capital shares transactions		$122,554,924		$25,952,317

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.57		$22.09	$20.12	$17.82	$20.38	$18.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.27	0.31	0.36	0.37	0.35
Net realized and unrealized gain (loss)	(4.14)		2.66	3.02	3.58	(1.02)	2.40

Total income (loss) from investment operations	(4.00)		2.93	3.33	3.94	(0.65)	2.75

Less Distributions
Distributions from net investment income	(0.34)		(0.43)	(0.46)	(0.44)	(0.36)	(0.38)
Distributions from net realized capital gains	(2.64)		(2.02)	(0.90)	(1.20)	(1.55)	(0.48)

Total distributions	(2.98)		(2.45)	(1.36)	(1.64)	(1.91)	(0.86)

Net Asset Value, End of Period	$15.59		$22.57	$22.09	$20.12	$17.82	$20.38

Total Return (%) (b)	(17.66	)(c)	14.02	17.72	22.99	(3.76)	15.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	(d)	0.51	0.53	0.53	0.53	0.54
Net ratio of expenses to average net assets (%) (e) (f)	0.48	(d)	0.48	0.50	0.50	0.50	0.51
Ratio of net investment income (loss) to average net assets (%)	1.44	(d)	1.21	1.57	1.88	1.89	1.78
Portfolio turnover rate (%)	106	(c)(g)	250 (g)	298 (g)	322 (g)	341 (g)	342 (g)
Net assets, end of period (in millions)	$1,058.7		$1,344.5	$1,280.5	$1,179.3	$1,050.5	$1,195.7

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.37		$21.92	$19.97	$17.69	$20.24	$18.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.21	0.26	0.31	0.32	0.30
Net realized and unrealized gain (loss)	(4.10)		2.64	3.00	3.56	(1.01)	2.38

Total income (loss) from investment operations	(3.98)		2.85	3.26	3.87	(0.69)	2.68

Less Distributions
Distributions from net investment income	(0.28)		(0.38)	(0.41)	(0.39)	(0.31)	(0.33)
Distributions from net realized capital gains	(2.64)		(2.02)	(0.90)	(1.20)	(1.55)	(0.48)

Total distributions	(2.92)		(2.40)	(1.31)	(1.59)	(1.86)	(0.81)

Net Asset Value, End of Period	$15.47		$22.37	$21.92	$19.97	$17.69	$20.24

Total Return (%) (b)	(17.73	)(c)	13.73	17.45	22.72	(4.01)	14.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.76	0.78	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (e) (f)	0.73	(d)	0.73	0.75	0.75	0.75	0.76
Ratio of net investment income (loss) to average net assets (%)	1.18	(d)	0.96	1.32	1.63	1.64	1.53
Portfolio turnover rate (%)	106	(c)(g)	250 (g)	298 (g)	322 (g)	341 (g)	342 (g)
Net assets, end of period (in millions)	$50.9		$67.4	$67.3	$63.9	$57.2	$68.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.50		$22.03	$20.07	$17.77	$20.33	$18.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.24	0.28	0.33	0.34	0.32
Net realized and unrealized gain (loss)	(4.14)		2.65	3.01	3.58	(1.02)	2.40

Total income (loss) from investment operations	(4.01)		2.89	3.29	3.91	(0.68)	2.72

Less Distributions
Distributions from net investment income	(0.30)		(0.40)	(0.43)	(0.41)	(0.33)	(0.35)
Distributions from net realized capital gains	(2.64)		(2.02)	(0.90)	(1.20)	(1.55)	(0.48)

Total distributions	(2.94)		(2.42)	(1.33)	(1.61)	(1.88)	(0.83)

Net Asset Value, End of Period	$15.55		$22.50	$22.03	$20.07	$17.77	$20.33

Total Return (%) (b)	(17.74	)(c)	13.86	17.53	22.85	(3.88)	14.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(d)	0.66	0.68	0.68	0.68	0.69
Net ratio of expenses to average net assets (%) (e) (f)	0.63	(d)	0.63	0.65	0.65	0.65	0.66
Ratio of net investment income (loss) to average net assets (%)	1.29	(d)	1.06	1.42	1.73	1.74	1.63
Portfolio turnover rate (%)	106	(c)(g)	250 (g)	298 (g)	322 (g)	341 (g)	342 (g)
Net assets, end of period (in millions)	$23.4		$30.2	$30.0	$29.0	$27.5	$32.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2022 and for each of the years ended December 31, 2021 through 2017. (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 25%, 62%, 77%, 60%, 62% and 74% for the six months ended June 30, 2022, and for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 respectively.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2022, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $9,282,400. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $35,864,161. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(16,115,764)	$—	$—	$—	$(16,115,764)
Corporate Bonds & Notes	(5,123,845)	—	—	—	(5,123,845)
Foreign Government	(170,742)	—	—	—	(170,742)
U.S. Treasury & Government Agencies	(26,453,810)	—	—	—	(26,453,810)
Total Borrowings	$(47,864,161)	$—	$—	$—	$(47,864,161)
Gross amount of recognized liabilities for securities lending transactions					$(47,864,161)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

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Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

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Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

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instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an

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underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,004,390	Unrealized depreciation on futures contracts (a) (b)	$788,995
Credit	OTC swap contracts at market value (c)	5,186	OTC swap contracts at market value (c)	5,186
	Unrealized appreciation on centrally cleared swap contracts (a) (d)	307,543	Written options at value	460,371
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	447,267	Unrealized depreciation on forward foreign currency exchange contracts	19,052

Total		$1,764,386		$1,273,604

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest receivable of $494 and OTC swap interest payable of $515.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$247,992	$(1,498)	$—	$246,494
Goldman Sachs International	122,473	(122,473)	—	—
JPMorgan Chase Bank N.A.	5,186	—	—	5,186
Royal Bank of Canada	52,429	(11,266)	—	41,163
Toronto Dominion Bank	24,373	—	—	24,373

	$452,453	$(135,237)	$—	$317,216

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$5,186	$—	$—	$5,186
BNP Paribas S.A.	1,498	(1,498)	—	—
Deutsche Bank AG	2,605	—	—	2,605
Goldman Sachs International	280,075	(122,473)	(113,555)	44,047
Morgan Stanley & Co. International plc	183,979	—	(183,979)	—
Royal Bank of Canada	11,266	(11,266)	—	—

	$484,609	$(135,237)	$(297,534)	$51,838

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$27,211	$—	$—	$27,211
Forward foreign currency transactions . . . . .	—	—	790,083	790,083
Swap contracts . . . . . . . . . . . . . . . .	—	(1,630,923)	—	(1,630,923)
Futures contracts . . . . . . . . . . . . . . .	8,808,535	—	—	8,808,535
Written options . . . . . . . . . . . . . . . .	(83,725)	1,064,627	—	980,902

	$8,752,021	$(566,296)	$790,083	$8,975,808

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$449,494	$—	$—	$449,494
Forward foreign currency transactions . . . . .	—	—	582,137	582,137
Swap contracts . . . . . . . . . . . . . . . .	—	430,619	—	430,619
Futures contracts . . . . . . . . . . . . . . .	618,019	—	—	618,019
Written options . . . . . . . . . . . . . . . .	(139,461)	(53,986)	—	(193,447)

	$928,052	$376,633	$582,137	$1,886,822

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	22,259,937
Futures contracts long . . . . . . . . . . . . .	72,980,777
Futures contracts short . . . . . . . . . . . . .	(120,285,816)
Swap contracts . . . . . . . . . . . . . . . . . .	6,657,747
Written options . . . . . . . . . . . . . . . . .	(139,855,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,232,536,600	$254,612,550	$1,249,582,750	$297,532,564

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2022 were as follows:

Purchases	Sales
$1,160,845,668	$1,175,916,298

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$2,918,334	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 30, 2021 to April 29, 2022. There were no fees waived during the six months ended June 30, 2022.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $189,725 was waived in the aggregate for the six months ended June 30, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,325,542,679

Gross unrealized appreciation	107,442,059
Gross unrealized (depreciation)	(151,539,402)

Net unrealized appreciation (depreciation)	$(44,097,343)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$54,565,035	$42,588,010	$92,789,033	$39,218,758	$147,354,068	$81,806,768

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$62,402,334	$119,848,426	$229,486,053	$—	$411,736,813

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned -11.17%, -11.26%, and -11.23%, respectively. The Portfolio’s benchmark, the Russell 1000 Index¹, returned -20.94%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2022, U.S. equities registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (the “Fed”) drove the Standard & Poor’s (“S&P”) 500 Index into correction territory in February. However, stocks rebounded sharply in March amid strong equity inflows, the belief that the U.S. can resist current economic headwinds better than other nations, and Fed Chair Jerome Powell’s assessment that the U.S. economy is strong enough to withstand higher interest rates without slipping into recession. Robust consumer demand combined with stretched supply chains and soaring commodity prices caused prices to rise faster than anticipated. Inflation soared to a four-decade high, as the headline Consumer Protection Index (“CPI”) rose 7.9% annually in February (6.4% at the core level). In March, the Fed raised interest rates by 25 basis points (“bps”), lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 Gross Domestic Product growth forecast to 2.8%. Increasingly hawkish Fed rhetoric prompted financial markets to recalibrate for faster and potentially larger rate hikes, in addition to a swifter reduction of the Fed’s $9 trillion balance sheet.

U.S. equities fell sharply during a volatile second quarter. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades; the headline CPI increased 8.6% annually in May, from 8.3% in April, undermining hopes that U.S. inflation has peaked. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate hikes to 75 bps in June, following a 50 bps increase in May, forecasting that rates could rise to 3.4% by the end of 2022 and 3.8% by the end of 2023. The Fed also began tapering its balance sheet of nearly $9 trillion in asset holdings that it accumulated in recent years. President Joe Biden assessed options to address surging prices as rampant inflation clouded Democrats’ prospects in midterm congressional elections in November. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. The collapse of TerraUSD and Luna worsened the credit crunch engulfing the cryptocurrency market, with the total value of crypto assets plummeting to less than $1 trillion from a peak of $3 trillion in November 2021.

Within the S&P 500 Index, 10 of the 11 sectors declined for the six months ended June 30, 2022. Consumer Discretionary (-32.8%) and Communication Services (-30.2%) were the worst performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Index, for the six month period ended June 30, 2022. Stock selection drove relative outperformance. Strong selection in Industrials, Information Technology (“IT”), and Consumer Discretionary sectors was partially offset by weak selection in Materials and Consumer Staples. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative performance due to an overweight position in Consumer Staples and underweight positions in IT and Communication Services. This was partially offset by a lack of exposure to Energy and Utilities.

The Portfolio’s overweight positions in Northrop Grumman (Industrials), Lockheed Martin (Industrials), and Coca Cola (Consumer Staples) were among the top relative contributors during the period. Shares of Northrop Grumman, an aerospace and defense technology company, rose during the period after the company released results for the first quarter wherein earnings beat consensus estimates. While overall sales fell short of expectations, they did increase for the company’s growing space franchise and the company is maintaining a positive outlook as it continues to benefit from defense spending related to the Ukraine-Russia conflict. Shares of Lockheed Martin ended the period higher along with other defense stocks in response to the Ukraine-Russia conflict. Germany also announced plans to bolster its military strength for the first time in decades by almost doubling its military spending and plans to buy fighter planes made in the U.S. The company released mixed first quarter earnings and management reaffirmed a positive outlook due to expected defense spending related to the Ukraine-Russia conflict.

The Portfolio’s overweight positions in Nike (Consumer Discretionary) and Ecolab (Materials), as well as its lack of exposure to benchmark constituent Exxon Mobil (Energy) were among the top relative detractors during the period. The share price of Nike, a U.S.-based manufacturer of athletic apparel, fell in the period as China lockdowns continued to weigh on sales. China accounts for approximately 20% of Nike’s sales and the opaque approach to when a re-opening may occur pushed shares lower. Strategically, the company continues to shift sales into the direct-to-consumer channel, driving higher top-line growth and gross margins. Shares of Exxon Mobil rose during the period on the back of first-quarter 2022 results reported at the end of April. The firm’s profits doubled year-over-year, while a $30 billion share repurchase program was announced. The company overall benefitted from the rise in global energy prices and also announced that its Romanian affiliate, ExxonMobil Exploration and Production Romania, would be sold to Romgaz for approximately $1 billion.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At of the end of the period, the Portfolio was most overweight the Industrials and Consumer Staples sectors and most underweight the IT and Communication Services sectors.

Donald J. Kilbride

Peter Fisher

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	-11.17	-0.35	11.77	12.64
Class B	-11.26	-0.57	11.49	12.36
Class E	-11.23	-0.48	11.60	12.47
Russell 1000 Index	-20.94	-13.04	11.00	12.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	4.1
Colgate-Palmolive Co.	3.7
TJX Cos., Inc. (The)	3.7
Northrop Grumman Corp.	3.5
Honeywell International, Inc.	3.0
McDonald’s Corp.	3.0
Johnson & Johnson	2.9
Procter & Gamble Co. (The)	2.9
PepsiCo, Inc.	2.8
Marsh & McLennan Cos., Inc.	2.7

Top Sectors

% of Net Assets
Industrials	20.6
Health Care	18.7
Consumer Staples	16.0
Information Technology	13.9
Consumer Discretionary	11.1
Financials	8.4
Materials	5.0
Real Estate	2.8
Communication Services	1.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.57%	$1,000.00	$888.30	$2.67
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86
Class B (a)	Actual	0.82%	$1,000.00	$887.40	$3.84
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11
Class E (a)	Actual	0.72%	$1,000.00	$887.70	$3.37
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 10.1%
General Dynamics Corp.	356,654	$78,909,698
Lockheed Martin Corp.	116,772	50,207,289
Northrop Grumman Corp.	234,772	112,354,836
Raytheon Technologies Corp.	879,084	84,488,763

		325,960,586

Air Freight & Logistics — 2.2%
United Parcel Service, Inc. - Class B	379,136	69,207,485

Banks — 1.3%
PNC Financial Services Group, Inc. (The)	256,193	40,419,570

Beverages — 7.3%
Coca-Cola Co. (The)	1,322,126	83,174,947
Diageo plc	1,406,771	60,690,656
PepsiCo, Inc.	546,705	91,113,855

		234,979,458

Chemicals — 5.0%
Ecolab, Inc.	506,099	77,817,782
Linde plc	284,452	81,788,484

		159,606,266

Consumer Finance — 1.9%
American Express Co.	441,714	61,230,395

Equity Real Estate Investment Trusts — 2.8%
American Tower Corp.	169,391	43,294,646
Public Storage	153,030	47,847,890

		91,142,536

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	140,299	67,242,505

Health Care Equipment & Supplies — 6.9%
Baxter International, Inc.	1,063,125	68,284,519
Medtronic plc	812,088	72,884,898
Stryker Corp. (a)	405,714	80,708,686

		221,878,103

Health Care Providers & Services — 4.1%
UnitedHealth Group, Inc.	253,991	130,457,397

Hotels, Restaurants & Leisure — 3.0%
McDonald’s Corp.	383,939	94,786,860

Household Products — 6.6%
Colgate-Palmolive Co.	1,496,350	119,917,489
Procter & Gamble Co. (The)	649,120	93,336,965

		213,254,454

Industrial Conglomerates — 3.0%
Honeywell International, Inc.	556,855$	96,786,967

Insurance — 5.2%
Chubb, Ltd.	409,137	80,428,151
Marsh & McLennan Cos., Inc.	563,859	87,539,110

		167,967,261

IT Services — 9.1%
Accenture plc - Class A	270,681	75,154,580
Automatic Data Processing, Inc.	265,293	55,722,142
MasterCard, Inc. - Class A	238,958	75,386,470
Visa, Inc. - Class A	441,032	86,834,790

		293,097,982

Life Sciences Tools & Services — 2.0%
Danaher Corp.	252,133	63,920,758

Machinery — 0.8%
Deere & Co.	90,776	27,184,689

Media — 1.7%
Comcast Corp. - Class A	1,369,170	53,726,231

Pharmaceuticals — 5.7%
Johnson & Johnson	530,222	94,119,707
Merck & Co., Inc.	570,968	52,055,152
Pfizer, Inc. (a)	707,446	37,091,394

		183,266,253

Road & Rail — 4.5%
Canadian National Railway Co.	585,290	65,836,031
Union Pacific Corp.	366,325	78,129,796

		143,965,827

Semiconductors & Semiconductor Equipment — 2.1%
Texas Instruments, Inc. (a)	444,654	68,321,087

Software — 2.7%
Microsoft Corp.	332,349	85,357,194

Specialty Retail — 5.4%
Home Depot, Inc. (The)	201,902	55,375,661
TJX Cos., Inc. (The)	2,129,654	118,941,176

		174,316,837

Textiles, Apparel & Luxury Goods — 2.7%
NIKE, Inc. - Class B	843,114	86,166,251

Total Common Stocks (Cost $2,444,895,281)		3,154,242,952

Escrow Shares — 0.0%

Forest Products & Paper — 0.0%
Sino-Forest Corp. (b)(c)(d) (Cost $0)	5,844,000	$0

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Short-Term Investments — 1.6%

Security Description	Principal Amount*	Value

Repurchase Agreement — 1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $31,411,869; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $32,039,810.	$31,411,564	$31,411,564

U.S. Treasury — 0.6%
U.S. Treasury Bill 1.900%, 10/18/22 (e)	21,250,000	21,125,309

Total Short-Term Investments (Cost $52,540,572)		52,536,873

Securities Lending Reinvestments (f) — 2.4%

Certificate of Deposit — 0.1%
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (g)	2,000,000	1,999,640

Commercial Paper — 0.1%
Liberty Street Funding LLC 1.550%, 07/01/22	3,000,000	2,999,856

Repurchase Agreements — 0.3%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $1,147,136; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $1,170,028.	1,147,087	1,147,087
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $5,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $5,107.	5,000	5,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $9,542,631; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $9,733,484.	9,542,239	9,542,239
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $500; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $510.	500	500
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $5,000; collateralized by various Common Stock with an aggregate market value of $5,557.	5,000	5,000

Repurchase Agreements —(Continued)
Societe Generale Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $100,005; collateralized by various Common Stock with an aggregate market value of $111,137.	100,000	100,000

		10,799,826

Time Deposit — 0.1%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000

Mutual Funds — 1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (h)	12,000,000	12,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380% (h)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (h)	12,000,000	12,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (h)	12,000,000	12,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (h)	12,000,000	12,000,000

		58,000,000

Total Securities Lending Reinvestments (Cost $75,799,826)		75,799,322

Total Investments — 102.2% (Cost $2,573,235,679)		3,282,579,147
Other assets and liabilities (net) — (2.2)%		(71,464,441)

Net Assets — 100.0%		$3,211,114,706

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $74,253,861 and the collateral received consisted of cash in the amount of $75,799,697. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent less than 0.05% of net assets.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$325,960,586	$—	$—	$325,960,586
Air Freight & Logistics	69,207,485	—	—	69,207,485
Banks	40,419,570	—	—	40,419,570
Beverages	174,288,802	60,690,656	—	234,979,458
Chemicals	159,606,266	—	—	159,606,266
Consumer Finance	61,230,395	—	—	61,230,395
Equity Real Estate Investment Trusts	91,142,536	—	—	91,142,536
Food & Staples Retailing	67,242,505	—	—	67,242,505
Health Care Equipment & Supplies	221,878,103	—	—	221,878,103
Health Care Providers & Services	130,457,397	—	—	130,457,397
Hotels, Restaurants & Leisure	94,786,860	—	—	94,786,860
Household Products	213,254,454	—	—	213,254,454
Industrial Conglomerates	96,786,967	—	—	96,786,967
Insurance	167,967,261	—	—	167,967,261
IT Services	293,097,982	—	—	293,097,982
Life Sciences Tools & Services	63,920,758	—	—	63,920,758
Machinery	27,184,689	—	—	27,184,689
Media	53,726,231	—	—	53,726,231
Pharmaceuticals	183,266,253	—	—	183,266,253
Road & Rail	143,965,827	—	—	143,965,827
Semiconductors & Semiconductor Equipment	68,321,087	—	—	68,321,087
Software	85,357,194	—	—	85,357,194
Specialty Retail	174,316,837	—	—	174,316,837
Textiles, Apparel & Luxury Goods	86,166,251	—	—	86,166,251
Total Common Stocks	3,093,552,296	60,690,656	—	3,154,242,952
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	52,536,873	—	52,536,873
Securities Lending Reinvestments
Certificate of Deposit	—	1,999,640	—	1,999,640
Commercial Paper	—	2,999,856	—	2,999,856
Repurchase Agreements	—	10,799,826	—	10,799,826

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Time Deposit	$—	$2,000,000	$—	$2,000,000
Mutual Funds	58,000,000	—	—	58,000,000
Total Securities Lending Reinvestments	58,000,000	17,799,322	—	75,799,322
Total Investments	$3,151,552,296	$131,026,851	$0	$3,282,579,147

Collateral for Securities Loaned (Liability)	$—	$(75,799,697)	$—	$(75,799,697)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$3,282,579,147
Cash denominated in foreign currencies (c)	287,424
Receivable for:
Investments sold	13,180,997
Fund shares sold	703,854
Dividends and interest	4,444,130

Total Assets	3,301,195,552
Liabilities
Collateral for securities loaned	75,799,697
Payables for:
Investments purchased	8,703,516
Fund shares redeemed	3,280,541
Accrued Expenses:
Management fees	1,500,067
Distribution and service fees	199,180
Deferred trustees’ fees	226,242
Other expenses	371,603

Total Liabilities	90,080,846

Net Assets	$3,211,114,706

Net Assets Consist of:
Paid in surplus	$2,232,964,198
Distributable earnings (Accumulated losses)	978,150,508

Net Assets	$3,211,114,706

Net Assets
Class A	$2,008,371,022
Class B	589,525,189
Class E	613,218,495
Capital Shares Outstanding*
Class A	71,316,461
Class B	21,369,409
Class E	22,113,021
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.16
Class B	27.59
Class E	27.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,573,235,679.
(b)	Includes securities loaned at value of $74,253,861.
(c)	Identified cost of cash denominated in foreign currencies was $286,845.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$33,342,690
Interest	51,273
Securities lending income	34,635

Total investment income	33,428,598
Expenses
Management fees	12,573,027
Administration fees	67,897
Custodian and accounting fees	100,161
Distribution and service fees—Class B	813,203
Distribution and service fees—Class E	511,289
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	54,126
Insurance	13,695
Miscellaneous (b)	12,087

Total expenses	14,188,179
Less management fee waiver	(2,646,373)
Less broker commission recapture	(2,060)

Net expenses	11,539,746

Net Investment Income	21,888,852

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	249,470,662
Foreign currency transactions	(34,206)

Net realized gain (loss)	249,436,456

Net change in unrealized appreciation (depreciation) on:
Investments	(694,355,880)
Foreign currency transactions	(469)

Net change in unrealized appreciation (depreciation)	(694,356,349)

Net realized and unrealized gain (loss)	(444,919,893)

Net Increase (Decrease) in Net Assets From Operations	$(423,031,041)

(a)	Net of foreign withholding taxes of $105,105.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,888,852	$47,264,680
Net realized gain (loss)	249,436,456	616,509,372
Net change in unrealized appreciation (depreciation)	(694,356,349)	203,853,951

Increase (decrease) in net assets from operations	(423,031,041)	867,628,003

From Distributions to Shareholders
Class A	(412,092,119)	(159,804,681)
Class B	(121,585,608)	(45,124,383)
Class E	(126,579,004)	(47,870,528)

Total distributions	(660,256,731)	(252,799,592)

Increase (decrease) in net assets from capital share transactions	310,492,058	(515,681,268)

Total increase (decrease) in net assets	(772,795,714)	99,147,143

Net Assets
Beginning of period	3,983,910,420	3,884,763,277

End of period	$3,211,114,706	$3,983,910,420

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	406,753	$14,980,224	805,194	$29,290,433
Reinvestments	14,850,167	412,092,119	4,530,895	159,804,681
Redemptions	(6,287,064)	(235,024,312)	(15,512,530)	(582,523,030)

Net increase (decrease)	8,969,856	$192,048,031	(10,176,441)	$(393,427,916)

Class B
Sales	502,873	$17,923,182	961,710	$34,298,318
Reinvestments	4,471,704	121,585,608	1,301,164	45,124,383
Redemptions	(2,101,110)	(76,444,891)	(3,884,625)	(140,942,045)

Net increase (decrease)	2,873,467	$63,063,899	(1,621,751)	$(61,519,344)

Class E
Sales	161,054	$5,821,059	624,658	$21,548,681
Reinvestments	4,631,504	126,579,004	1,374,405	47,870,528
Redemptions	(2,095,883)	(77,019,935)	(3,583,255)	(130,153,217)

Net increase (decrease)	2,696,675	$55,380,128	(1,584,192)	$(60,734,008)

Increase (decrease) derived from capital shares transactions		$310,492,058		$(515,681,268)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$39.97		$34.36	$35.51	$30.01	$32.30	$28.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.47	0.49	0.52	0.50	0.52
Net realized and unrealized gain (loss)	(4.81)		7.60	2.66	8.43	(0.45)	4.81

Total income (loss) from investment operations	(4.57)		8.07	3.15	8.95	0.05	5.33

Less Distributions
Distributions from net investment income	(0.54)		(0.53)	(0.56)	(0.57)	(0.58)	(0.49)
Distributions from net realized capital gains	(6.70)		(1.93)	(3.74)	(2.88)	(1.76)	(1.15)

Total distributions	(7.24)		(2.46)	(4.30)	(3.45)	(2.34)	(1.64)

Net Asset Value, End of Period	$28.16		$39.97	$34.36	$35.51	$30.01	$32.30

Total Return (%) (b)	(11.17	)(c)	24.43	11.27	30.94	(0.09)	19.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.73	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (e)(f)	0.57	(d)	0.57	0.58	0.58	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.30	(d)	1.27	1.53	1.54	1.54	1.72
Portfolio turnover rate (%)	8	(c)	15	15	16	22	13
Net assets, end of period (in millions)	$2,008.4		$2,492.0	$2,492.1	$2,457.8	$2,225.6	$2,653.5

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$39.25		$33.79	$34.99	$29.60	$31.89	$28.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19		0.37	0.41	0.43	0.41	0.44
Net realized and unrealized gain (loss)	(4.71)		7.47	2.60	8.32	(0.44)	4.75

Total income (loss) from investment operations	(4.52)		7.84	3.01	8.75	(0.03)	5.19

Less Distributions
Distributions from net investment income	(0.44)		(0.45)	(0.47)	(0.48)	(0.50)	(0.41)
Distributions from net realized capital gains	(6.70)		(1.93)	(3.74)	(2.88)	(1.76)	(1.15)

Total distributions	(7.14)		(2.38)	(4.21)	(3.36)	(2.26)	(1.56)

Net Asset Value, End of Period	$27.59		$39.25	$33.79	$34.99	$29.60	$31.89

Total Return (%) (b)	(11.26	)(c)	24.11	10.97	30.64	(0.35)	18.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.98	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (e)(f)	0.82	(d)	0.82	0.83	0.83	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	1.05	(d)	1.02	1.28	1.29	1.29	1.47
Portfolio turnover rate (%)	8	(c)	15	15	16	22	13
Net assets, end of period (in millions)	$589.5		$726.0	$679.8	$681.3	$601.2	$725.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$39.44		$33.94	$35.13	$29.71	$32.00	$28.35

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.41	0.44	0.46	0.44	0.47
Net realized and unrealized gain (loss)	(4.74)		7.50	2.62	8.36	(0.44)	4.77

Total income (loss) from investment operations	(4.53)		7.91	3.06	8.82	0.00	5.24

Less Distributions
Distributions from net investment income	(0.48)		(0.48)	(0.51)	(0.52)	(0.53)	(0.44)
Distributions from net realized capital gains	(6.70)		(1.93)	(3.74)	(2.88)	(1.76)	(1.15)

Total distributions	(7.18)		(2.41)	(4.25)	(3.40)	(2.29)	(1.59)

Net Asset Value, End of Period	$27.73		$39.44	$33.94	$35.13	$29.71	$32.00

Total Return (%) (b)	(11.23	)(c)	24.23	11.08	30.77	(0.25)	18.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.88	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (e)(f)	0.72	(d)	0.72	0.73	0.73	0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	1.15	(d)	1.12	1.38	1.39	1.39	1.57
Portfolio turnover rate (%)	8	(c)	15	15	16	22	13
Net assets, end of period (in millions)	$613.2		$765.8	$712.8	$717.9	$653.2	$794.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2022 and for each of the years ended December 31, 2021 through 2017. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $31,411,564. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,799,826. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$290,020,549	$0	$645,173,717

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$12,573,027	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 were $2,081,998 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $564,375 was waived in the aggregate for the six months ended June 30, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$2,574,927,952

Gross unrealized appreciation	781,376,922
Gross unrealized (depreciation)	(73,725,727)

Net unrealized appreciation (depreciation)	$707,651,195

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$52,327,852	$55,362,618	$200,471,740	$388,065,472	$252,799,592	$443,428,090

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$53,720,853	$605,960,061	$1,402,007,845	$—	$2,061,688,759

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned -31.46%, -31.57%, -31.50%, and -31.49%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned -31.00%.

MARKET ENVIRONMENT / CONDITIONS

Stocks posted their worst first half in over fifty years due to soaring inflation, rising interest rates and the ongoing Russian invasion of Ukraine. The year began on a downbeat note marked by Omicron-related disruptions and a dramatically hawkish Federal Reserve (the “Fed”) pivot. While the Omicron surge faded quickly in the U.S., the Russia-Ukraine conflict set commodity prices on fire, worsening the inflation outlook and clobbering equity valuations. Growth stocks bore the brunt of rising interest rates as investors marked down the present value of future earnings. Oversold conditions and negative sentiment led to a brisk rally in late March that fizzled out in the following month when bond yields surged on a more aggressive Fed policy shift.

Higher interest rates and tightening financial conditions drove concerns about a growth slowdown with the Atlanta Fed estimating -1.0% Gross Domestic Product growth for the second quarter following the -1.6% print in the first. Widespread lockdowns in Shanghai and a 40-year low consumer sentiment in the U.S. added to these worries during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index (the “Index”) during the reporting period. The underperformance was due to negative sector allocation, while stock selection was positive. Underweight positions in Energy (1% vs. 2%) and Consumer Staples (0% vs. 2%) accounted for the majority of the allocation headwind as investors reached for inflation hedge on one hand and safety on the other. The Energy sector was up 32% in the Index (during the reporting period) as prices spiked partly due to the supply disruptions from the Russia-Ukraine conflict.

On the downside, dental device maker Align Technology Inc. was the primary detractor in Health Care. The company missed its latest quarterly sales target due to the pandemic-related lockdowns in China and weakening consumer spending in Europe and North America. Unfavorable mergers and acquisitions activity within the sector also hindered our stock selection. In Information Technology (“IT”), payment processor Block Inc. fell on deteriorating sentiment around Bitcoin and Buy-Now-Pay-Later lenders, while recession fears dented the growth outlook of its payments segment. Yet, its cash app continued to exceed investors’ expectations and Bitcoin remained an immaterial part of its overall business. The company reported better-than-expected results and guided for improving profitability throughout the year. SVB Financial Group underperformed despite beating earnings estimates by 40% on a higher net interest margin as recession anxiety trumped the bank’s improving interest income outlook.

Stock selection was powered by the Consumer Discretionary, Industrials and Communication Services sectors with partial offsets in the Health Care, IT and Financials sectors. Toymaker Mattel Inc. reported an operating profit nearly double the market expectations. The company benefited from increased distribution and inventory replenishment following the strong holiday season and product launches tied to the upcoming theatrical releases. It also announced a new licensing agreement with Walt Disney Co. to produce Princess and Frozen toys, displacing its main rival Hasbro Inc. and adding another growth lever to its story. Discount retailer Dollar General Corp. posted same-store-sales above Wall Street’s estimates and raised its annual revenue target. The company’s execution was impressive given the supply-chain pressures and inflation headwinds that rattled other retailers. In Industrials, engineering and construction services provider Quanta Services Inc. reported its largest quarterly revenue upside in recent years and issued upbeat guidance. Given the ongoing global energy crisis, investors rewarded the company for its fast-growing renewables portfolio. Within Communication Services, social media company Twitter Inc. gained from a favorable acquisition announcement. We sold the position following a buyout offer from Elon Musk, who has since retracted his agreement to acquire the company, causing its stock to fall below the pre-bid price.

During the period, we sold eleven stocks and started ten new positions in the Portfolio. The Russia-Ukraine war influenced three of these new purchases. Two were in the Energy sector—we believe the conflict has the potential to structurally reduce supply, supporting higher energy prices and increasing the earnings potential of the U.S. based producers. The third buy was a technology services company that fell more than 50% following the invasion because of its dependence on the Ukrainian labor force. We concluded that disruptions would be short-lived because the company had significantly diversified its labor pool following the Crimea annexation and nearly 85% of its revenue came from outside the Eastern European region.

Portfolio sales were concentrated in Communication Services, IT, Health Care and Consumer Discretionary during the period. We exited a few of our smaller software and genetics sequencing positions because of rising interest rates and intensifying competition. In Consumer Discretionary, we reduced our apparel and home goods exposure but remained overweight the sector with a focus on value

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

retailers, auto parts suppliers and special situation opportunities in the toys and the gaming industries. At period end, the Portfolio was also overweight Financials with an emphasis on alternative asset managers.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	-31.46	-28.78	7.25	10.59
Class B	-31.57	-28.97	6.98	10.31
Class D	-31.50	-28.86	7.14	10.48
Class E	-31.49	-28.87	7.09	10.43
Russell Midcap Growth Index	-31.00	-29.57	8.88	11.51

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Mattel, Inc.	4.7
Palo Alto Networks, Inc.	3.7
Aon plc- Class A	3.5
Coterra Energy, Inc.	2.7
LPL Financial Holdings, Inc.	2.3
Cintas Corp.	2.3
KKR & Co., Inc.	2.1
SVB Financial Group	2.1
Live Nation Entertainment, Inc.	2.0
Quanta Services, Inc.	2.0

Top Sectors

% of Net Assets
Information Technology	28.1
Consumer Discretionary	19.0
Health Care	19.0
Financials	12.9
Industrials	12.0
Energy	3.3
Communication Services	2.7
Materials	2.2

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.70%	$1,000.00	$685.40	$2.93
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class B (a)	Actual	0.95%	$1,000.00	$684.30	$3.97
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

Class D (a)	Actual	0.80%	$1,000.00	$685.00	$3.34
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.85%	$1,000.00	$685.10	$3.55
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 99.2% of Net Assets

Security Description	Shares	Value

Airlines — 0.3%
Azul S.A. (ADR) (a)(b)	403,756	$2,866,668

Auto Components — 0.4%
BorgWarner, Inc.	113,143	3,775,582

Banks — 2.1%
SVB Financial Group (a)(b)	50,641	20,002,689

Biotechnology — 2.5%
BioMarin Pharmaceutical, Inc. (a)	68,742	5,696,649
Exact Sciences Corp. (a)(b)	88,311	3,478,570
Horizon Therapeutics plc (a)	72,750	5,802,540
Moderna, Inc. (a)(b)	33,703	4,814,474
Sarepta Therapeutics, Inc. (a)(b)	60,829	4,559,742

		24,351,975

Building Products — 0.9%
Builders FirstSource, Inc. (a)(b)	157,533	8,459,522

Capital Markets — 6.6%
KKR & Co., Inc.	444,370	20,569,887
LPL Financial Holdings, Inc. (b)	123,137	22,716,314
Moody’s Corp. (b)	21,946	5,968,654
MSCI, Inc.	34,823	14,352,299

		63,607,154

Chemicals — 1.0%
Sherwin-Williams Co. (The)	42,229	9,455,495

Commercial Services & Supplies — 4.2%
Cintas Corp.	60,603	22,637,039
Waste Connections, Inc.	143,520	17,790,739

		40,427,778

Communications Equipment — 1.1%
Arista Networks, Inc. (a)	117,206	10,986,890

Construction & Engineering — 2.9%
MasTec, Inc. (a)(b)	133,389	9,558,656
Quanta Services, Inc. (b)	151,060	18,933,860

		28,492,516

Containers & Packaging — 1.2%
Ball Corp. (b)	171,541	11,796,875

Diversified Consumer Services — 1.2%
Bright Horizons Family Solutions, Inc. (a)(b)	138,020	11,665,450

Diversified Financial Services — 0.8%
Apollo Global Management, Inc. (b)	156,944	7,608,645

Electronic Equipment, Instruments & Components —1.0%
Amphenol Corp. - Class A	102,516	6,599,980
II-VI, Inc. (a)(b)	65,062	3,314,909

		9,914,889

Entertainment — 2.6%
Live Nation Entertainment, Inc. (a)(b)	236,130	19,499,615
Roku, Inc. (a)(b)	76,170	6,256,604

		25,756,219

Health Care Equipment & Supplies — 8.2%
Alcon, Inc.	150,747	10,535,708
Align Technology, Inc. (a)	25,024	5,922,430
DexCom, Inc. (a)	141,421	10,540,107
Edwards Lifesciences Corp. (a)	52,411	4,983,762
Hologic, Inc. (a)(b)	131,348	9,102,416
IDEXX Laboratories, Inc. (a)(b)	27,977	9,812,373
Insulet Corp. (a)(b)	48,303	10,527,156
Novocure, Ltd. (a)(b)	56,858	3,951,631
ResMed, Inc. (b)	16,490	3,456,799
Teleflex, Inc.	44,826	11,020,472

		79,852,854

Health Care Providers & Services — 4.4%
Amedisys, Inc. (a)(b)	89,218	9,378,596
Humana, Inc. (b)	31,243	14,623,911
Molina Healthcare, Inc. (a)	33,880	9,473,187
Signify Health, Inc. - Class A (a)(b)	672,697	9,283,219

		42,758,913

Health Care Technology — 2.3%
Inspire Medical Systems, Inc. (a)(b)	28,297	5,169,013
Veeva Systems, Inc. - Class A (a)	84,874	16,808,447

		21,977,460

Hotels, Restaurants & Leisure — 5.5%
Caesars Entertainment, Inc. (a)(b)	475,257	18,202,343
Chipotle Mexican Grill, Inc. (a)(b)	7,623	9,965,243
Darden Restaurants, Inc. (b)	65,272	7,383,569
Planet Fitness, Inc. - Class A (a)	258,240	17,562,902

		53,114,057

Insurance — 3.5%
Aon plc - Class A	127,225	34,310,038

Internet & Direct Marketing Retail — 0.7%
Chewy, Inc. - Class A (a)(b)	188,976	6,561,247

IT Services — 8.3%
Block, Inc. (a)(b)	149,074	9,162,088
Dlocal, Ltd. (a)(b)	408,218	10,715,722
EPAM Systems, Inc. (a)	60,545	17,847,455
Genpact, Ltd.	334,032	14,149,596
Global Payments, Inc.	101,633	11,244,675
MongoDB, Inc. (a)(b)	31,144	8,081,868
Okta, Inc. (a)	103,257	9,334,433

		80,535,837

Leisure Products — 4.6%
Mattel, Inc. (a)(b)	2,021,876	45,148,491

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — (Continued)

Security Description	Shares	Value

Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc. (b)	107,508	$12,768,725
Illumina, Inc. (a)	13,619	2,510,799

		15,279,524

Multiline Retail — 1.3%
Dollar General Corp. (b)	52,238	12,821,295

Oil, Gas & Consumable Fuels — 3.3%
Coterra Energy, Inc. (b)	998,219	25,744,068
SM Energy Co.	174,021	5,949,778

		31,693,846

Professional Services — 1.9%
KBR, Inc. (b)	375,037	18,148,040

Road & Rail — 1.8%
Knight-Swift Transportation Holdings, Inc. (b)	179,492	8,308,685
Lyft, Inc. - Class A (a)	388,622	5,160,900
XPO Logistics, Inc. (a)	93,334	4,494,965

		17,964,550

Semiconductors & Semiconductor Equipment — 7.3%
KLA Corp.	44,257	14,121,524
Lam Research Corp.	15,067	6,420,802
Marvell Technology, Inc.	256,762	11,176,850
Microchip Technology, Inc.	246,922	14,341,230
Monolithic Power Systems, Inc.	18,571	7,132,007
SiTime Corp. (a)(b)	32,876	5,359,774
Wolfspeed, Inc. (a)(b)	188,207	11,941,734

		70,493,921

Software — 10.4%
Atlassian Corp. plc - Class A (a)	29,188	5,469,831
Autodesk, Inc. (a)	29,360	5,048,746
Bill.com Holdings, Inc. (a)(b)	49,381	5,428,947
Fair Isaac Corp. (a)	41,343	16,574,409
HubSpot, Inc. (a)(b)	26,048	7,831,331
Palo Alto Networks, Inc. (a)(b)	72,224	35,674,323
Paycom Software, Inc. (a)	63,756	17,859,331
Trade Desk, Inc. (The) - Class A (a)(b)	97,102	4,067,603
Workday, Inc. - Class A (a)	18,563	2,591,023

		100,545,544

Specialty Retail — 5.3%
Advance Auto Parts, Inc. (b)	65,601	11,354,877
Burlington Stores, Inc. (a)(b)	57,174	7,788,814
Carvana Co. (a)(b)	31,489	711,022
Floor & Decor Holdings, Inc. - Class A (a)(b)	63,092	3,972,272
Leslie’s, Inc. (a)(b)	598,651	9,087,522
O’Reilly Automotive, Inc. (a)	15,306	9,669,718
Ross Stores, Inc.	129,320	9,082,144

		51,666,369

Total Common Stocks (Cost $1,078,836,515)		962,040,333

Short-Term Investment — 0.9%
Security Description	Principal Amount*	Value

Repurchase Agreement — 0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $8,227,395; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $8,391,909.	8,227,315	$8,227,315

Total Short-Term Investments (Cost $8,227,315)		8,227,315

Securities Lending Reinvestments (c) — 23.2%

Certificates of Deposit — 11.1%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (d)	5,000,000	5,000,309
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (d)	4,000,000	3,995,044
2.020%, SOFR + 0.510%, 03/15/23 (d)	4,000,000	3,997,156
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (d)	6,000,000	5,990,437
2.010%, SOFR + 0.500%, 03/03/23 (d)	6,000,000	5,998,430
Commonwealth Bank of Australia 1.910%, SOFR + 0.400%, 11/25/22 (d)	3,000,000	2,999,877
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (d)	5,000,000	5,000,000
Credit Industriel et Commercial 1.940%, SOFR + 0.430%, 01/06/23 (d)	5,000,000	4,998,950
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (d)	4,000,000	3,999,144
Mitsubishi UFJ Trust and Banking Corp. 1.670%, SOFR + 0.160%, 07/22/22 (d)	5,000,000	4,999,450
Mizuho Bank, Ltd. 1.800%, SOFR + 0.290%, 07/28/22 (d)	2,000,000	1,999,782
MUFG Bank Ltd. 1.820%, SOFR + 0.300%, 08/09/22 (d)	5,000,000	5,000,015
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (d)	4,000,000	4,000,736
Norinchukin Bank 1.810%, SOFR + 0.300%, 07/14/22 (d)	4,000,000	4,000,000
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (d)	4,000,000	3,999,992
1.960%, SOFR + 0.440%, 09/26/22 (d)	4,000,000	4,000,972
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (d)	5,000,000	4,994,390
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (d)	5,000,000	4,998,358
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (d)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (d)	5,000,000	4,999,100
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (d)	6,000,000	5,999,826

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (d)	3,000,000	$3,003,034
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (d)	5,000,000	5,003,150
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (d)	5,000,000	4,992,960

		107,969,858

Commercial Paper — 1.3%
Liberty Street Funding LLC 1.550%, 07/01/22	2,000,000	1,999,904
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (d)	2,000,000	1,999,962
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (d)	4,000,000	4,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (d)	5,000,000	4,999,050

		12,998,916

Repurchase Agreements — 7.3%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $5,009,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $5,100,260.	5,000,000	5,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $9,302,839; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $9,499,049.	9,300,000	9,300,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $25,208,330; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $27,790,735.	25,200,000	25,200,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $5,322,219; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $5,428,664.	5,322,001	5,322,001
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $2,200,742; collateralized by various Common Stock with an aggregate market value of $2,445,918.	2,200,000	2,200,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $10,000,417; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $10,203,825.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,800,075; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,836,689.	1,800,000	1,800,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $3,100,140; collateralized by various Common Stock with an aggregate market value of $3,445,254.	3,100,000	3,100,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $2,000,649; collateralized by various Common Stock with an aggregate market value of $2,223,652.	2,000,000	2,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $6,000,275; collateralized by various Common Stock with an aggregate market value of $6,605,015.	6,000,000	6,000,000

		70,922,001

Time Deposits — 1.3%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	1,000,000	1,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (d)	12,000,000	12,000,000

		13,000,000

Mutual Funds — 2.2%
AB Government Money Market Portfolio, Institutional Class 1.30% (e)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 1.33% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.42% (e)	15,000,000	15,000,000

		21,000,000

Total Securities Lending Reinvestments (Cost $225,922,001)		225,890,775

Total Investments—123.3% (Cost $1,312,985,831)		1,196,158,423
Other assets and liabilities (net) —(23.3)%		(226,380,566)

Net Assets — 100.0%		$969,777,857

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $225,956,207 and the collateral received consisted of cash in the amount of $225,921,914 and non-cash collateral with a value of $7,381,814. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$962,040,333	$—	$—	$962,040,333
Total Short-Term Investment*	—	8,227,315	—	8,227,315
Securities Lending Reinvestments
Certificates of Deposit	—	107,969,858	—	107,969,858
Commercial Paper	—	12,998,916	—	12,998,916
Repurchase Agreements	—	70,922,001	—	70,922,001
Time Deposits	—	13,000,000	—	13,000,000
Mutual Funds	21,000,000	—	—	21,000,000
Total Securities Lending Reinvestments	21,000,000	204,890,775	—	225,890,775
Total Investments	$983,040,333	$213,118,090	$—	$1,196,158,423

Collateral for Securities Loaned (Liability)	$—	$(225,921,914)	$—	$(225,921,914)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)(b)	$1,196,158,423
Receivable for:
Fund shares sold	451,535
Dividends and interest	265,368

Total Assets	1,196,875,326
Liabilities
Collateral for securities loaned	225,921,914
Payables for:
Fund shares redeemed	213,447
Accrued Expenses:
Management fees	553,973
Distribution and service fees	34,107
Deferred trustees’ fees	180,292
Other expenses	193,736

Total Liabilities	227,097,469

Net Assets	$969,777,857

Net Assets Consist of:
Paid in surplus	$1,106,016,010
Distributable earnings (Accumulated losses)	(136,238,153)

Net Assets	$969,777,857

Net Assets
Class A	$765,833,602
Class B	129,478,081
Class D	67,366,231
Class E	7,099,943
Capital Shares Outstanding*
Class A	37,728,866
Class B	8,494,073
Class D	3,515,375
Class E	376,960
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.30
Class B	15.24
Class D	19.16
Class E	18.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,312,985,831.
(b)	Includes securities loaned at value of $225,956,207.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$2,662,843
Interest	3,286
Securities lending income	235,505

Total investment income	2,901,634
Expenses
Management fees	4,200,176
Administration fees	27,558
Custodian and accounting fees	45,159
Distribution and service fees—Class B	194,851
Distribution and service fees—Class D	41,529
Distribution and service fees—Class E	6,621
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	32,693
Insurance	4,984
Miscellaneous (b)	5,972

Total expenses	4,602,237
Less management fee waiver	(251,628)
Less broker commission recapture	(29,326)

Net expenses	4,321,283

Net Investment Loss	(1,419,649)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(13,986,519)
Foreign currency transactions	3,788

Net realized gain (loss)	(13,982,731)

Net change in unrealized depreciation on investments	(434,770,489)

Net realized and unrealized gain (loss)	(448,753,220)

Net Increase (Decrease) in Net Assets From Operations	$(450,172,869)

(a)	Net of foreign withholding taxes of $9,920.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,419,649)	$(6,407,412)
Net realized gain (loss)	(13,982,731)	329,724,802
Net change in unrealized appreciation (depreciation)	(434,770,489)	(123,522,651)

Increase (decrease) in net assets from operations	(450,172,869)	199,794,739

From Distributions to Shareholders
Class A	(248,748,179)	(150,697,781)
Class B	(50,480,301)	(29,457,904)
Class D	(22,816,474)	(14,173,486)
Class E	(2,462,699)	(1,562,610)

Total distributions	(324,507,653)	(195,891,781)

Increase (decrease) in net assets from capital share transactions	298,949,077	27,852,243

Total increase (decrease) in net assets	(475,731,445)	31,755,201

Net Assets
Beginning of period	1,445,509,302	1,413,754,101

End of period	$969,777,857	$1,445,509,302

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	425,642	$13,927,728	156,492	$7,023,279
Reinvestments	12,187,564	248,748,179	3,713,597	150,697,781
Redemptions	(996,576)	(34,853,493)	(3,062,371)	(136,875,994)

Net increase (decrease)	11,616,630	$227,822,414	807,718	$20,845,066

Class B
Sales	369,101	$10,513,716	374,155	$14,083,816
Reinvestments	3,292,910	50,480,301	871,020	29,457,904
Redemptions	(351,012)	(10,099,018)	(1,060,438)	(40,144,628)

Net increase (decrease)	3,310,999	$50,894,999	184,737	$3,397,092

Class D
Sales	39,203	$1,269,079	263,431	$11,616,000
Reinvestments	1,184,041	22,816,474	362,679	14,173,486
Redemptions	(171,174)	(5,780,578)	(503,594)	(21,764,385)

Net increase (decrease)	1,052,070	$18,304,975	122,516	$4,025,101

Class E
Sales	6,722	$219,696	9,567	$404,559
Reinvestments	130,026	2,462,699	40,419	1,562,610
Redemptions	(24,693)	(755,706)	(55,496)	(2,382,185)

Net increase (decrease)	112,055	$1,926,689	(5,510)	$(415,016)

Increase (decrease) derived from capital shares transactions		$298,949,077		$27,852,243

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$43.74		$44.02	$37.70	$32.45	$38.43	$31.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.18)	(0.04)	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(13.68)		6.16	10.57	10.30	(1.60)	7.88

Total income (loss) from investment operations	(13.71)		5.98	10.53	10.29	(1.63)	7.86

Less Distributions
Distributions from net realized capital gains	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$20.30		$43.74	$44.02	$37.70	$32.45	$38.43

Total Return (%) (b)	(31.46	)(c)	14.68	31.70	33.13	(5.64)	25.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.73	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.71	0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(d)	(0.40)	(0.10)	(0.02)	(0.08)	(0.06)
Portfolio turnover rate (%)	25	(c)	55	64	60	44	31
Net assets, end of period (in millions)	$765.8		$1,142.1	$1,114.0	$955.7	$799.0	$949.7

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$36.41		$37.72	$32.99	$28.97	$34.83	$28.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.24)	(0.11)	(0.09)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	(11.38)		5.19	9.05	9.15	(1.40)	7.16

Total income (loss) from investment operations	(11.44)		4.95	8.94	9.06	(1.51)	7.06

Less Distributions
Distributions from net realized capital gains	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$15.24		$36.41	$37.72	$32.99	$28.97	$34.83

Total Return (%) (b)	(31.57	)(c)	14.38	31.38	32.84	(5.90)	24.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(d)	0.98	1.00	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (e)	0.95	(d)	0.96	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.45	)(d)	(0.65)	(0.35)	(0.27)	(0.33)	(0.31)
Portfolio turnover rate (%)	25	(c)	55	64	60	44	31
Net assets, end of period (in millions)	$129.5		$188.7	$188.5	$164.6	$144.9	$181.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.10		$42.64	$36.68	$31.71	$37.69	$30.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.21)	(0.07)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	(13.16)		5.93	10.24	10.05	(1.57)	7.74

Total income (loss) from investment operations	(13.21)		5.72	10.17	10.01	(1.63)	7.68

Less Distributions
Distributions from net realized capital gains	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$19.16		$42.10	$42.64	$36.68	$31.71	$37.69

Total Return (%) (b)	(31.50	)(c)	14.54	31.59	33.01	(5.76)	25.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.83	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.81	0.83	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.30	)(d)	(0.50)	(0.20)	(0.12)	(0.18)	(0.16)
Portfolio turnover rate (%)	25	(c)	55	64	60	44	31
Net assets, end of period (in millions)	$67.4		$103.7	$99.8	$85.6	$74.2	$89.6

	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$41.63		$42.25	$36.40	$31.52	$37.50	$30.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.23)	(0.09)	(0.06)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(13.01)		5.87	10.15	9.98	(1.55)	7.70

Total income (loss) from investment operations	(13.07)		5.64	10.06	9.92	(1.63)	7.63

Less Distributions
Distributions from net realized capital gains	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(9.73)		(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$18.83		$41.63	$42.25	$36.40	$31.52	$37.50

Total Return (%) (b)	(31.49	)(c)	14.48	31.53	32.92	(5.79)	25.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(d)	0.88	0.90	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (e)	0.85	(d)	0.86	0.88	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.35	)(d)	(0.55)	(0.25)	(0.17)	(0.23)	(0.21)
Portfolio turnover rate (%)	25	(c)	55	64	60	44	31
Net assets, end of period (in millions)	$7.1		$11.0	$11.4	$10.0	$8.3	$10.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $8,227,315. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $70,922,001. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non- standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$301,765,720	$0	$316,899,760

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average daily net assets
$4,200,176	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1 billion and less than $1.15 billion

An identical agreement was in place for the period January 1, 2022 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,316,443,750

Gross unrealized appreciation	65,782,378
Gross unrealized (depreciation)	(186,067,705)

Net unrealized appreciation (depreciation)	$(120,285,327)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$—	$195,891,781	$132,836,034	$195,891,781	$132,836,034

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,882,986	$269,277,350	$314,485,162	$—	$638,645,498

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Jennison Growth Portfolio returned -36.65%, -36.76%, and -36.71%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -28.07%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2022, the Standard & Poor’s 500 Index suffered its worst first-half performance in more than 50 years. Stock prices suffered from the impacts of the Russia-Ukraine war, unexpectedly high inflation, tightening monetary policy, and ongoing COVID-19 lockdowns in China, leading to one of the largest selloffs since the global financial crisis nearly fifteen years ago.

The accumulation of these events started to weigh on gross domestic product (“GDP”) growth around the globe. Lower-income households were hit hardest, with inflation rapidly consuming pandemic-driven savings and wages unable to keep pace. This reverberated across the spectrum of retail sales and was captured in trading down and prioritizing essentials over discretionary goods. Global retailers called out these developments as they reported monthly sales trends and earnings.

Commodity prices exhibited strength, as supply constraints related to the Russia-Ukraine war met still-resilient demand over much of the period. However, concerns over the effects of high prices on demand and downward revisions in global growth expectations drove a reversal across many commodities into period end.

Rising U.S. interest rates, global growth concerns, and a flight to safety drove the U.S. dollar higher versus other global currencies in the period, adding a further headwind from translation of foreign profits for U.S. multinationals.

U.S. Federal Reserve (the “Fed”) policy tightening increased markedly during the period, with the unusual move of a 75 basis points (“bps”) interest rate hike during the Fed’s June 2022 meeting and expressions that a further 75 bps hike could be necessary in July. The effective Fed Funds rate closed the period at 1.50% - 1.75%, up from 0% - 0.25% at the start of the year.

The Russell 1000 Growth Index (the “Index”) declined 28.07% in the first six months of 2022. All sectors were negative for the period, except Energy, which surged as oil prices rose dramatically on the back of the escalation of events in Ukraine. Among the Index’s largest sectors, Consumer Discretionary, Communication Services, and Information Technology (“IT”) underperformed the broad index, while Health Care held up better than the overall Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index for the first half of the 2022. Stock selection in the IT and Communication Services sectors, along with an overweight allocation to Consumer Discretionary, detracted the most from relative return. Stock selection in the Health Care sector modestly benefited relative results.

The Portfolio’s underperformance during the period was driven by relatively few stocks: Four holdings accounted for nearly half of the relative shortfall. Among these, the Portfolio’s positions in Shopify and Netflix were trimmed and the Portfolio’s position in Snapchat was exited following disappointing results and elevated uncertainty around their growth and margin outlooks. The largest detractor from relative performance, Tesla, fell sharply in the second quarter of 2022 on concerns about Chief Executive Officer Elon Musk’s plan to buy Twitter and production shutdowns at the company’s Shanghai plant. Despite these concerns, Tesla delivered exceptional operating results, with total revenues in the first quarter of 2022 up over 80% from a year earlier and operating margins that set a new record. Moreover, while the shutdown of the Shanghai manufacturing facility resulted in lower deliveries in the second quarter of 2022, the factory was able to reopen relatively quickly, as the company implemented a work around that involved housing employees at the facility. We continue to expect above-consensus earnings from Tesla over the next several years, supporting our long-term view of the stock.

The Chinese market remained challenging for our multinationals during the period, with Estee Lauder, Nike and Tesla citing the impacts of lockdowns on both supply and demand. In Estee Lauder’s case, the company’s largest domestic distribution center is in Shanghai, which was closed for several weeks due to the lockdown. Retail sales of cosmetics were also impacted by the closure of brick-and-mortar outlets at the same time. Nike had a similar experience, citing pressure on its local production and sales in stores. However, the company’s brand continued to perform well during the period: Nike became the top brand on the sports channel of Alibaba’s thriving e-commerce platform Tmall.

Elevated freight and logistics costs became a challenge in the period for companies moving goods from manufacturing through distribution and retail. TJX, Nike, Lululemon, Amazon, and others identified these higher costs as headwinds during the second quarter of 2022 and incorporated these costs into their guidance for the rest of the calendar year. Freight pricing, while remaining elevated relative to earlier expectations, began to soften.

On the positive side, several positions in healthcare, luxury goods, and card networks added value in the period, as the stocks declined less than the benchmark or, in the case of Eli Lilly and UnitedHealth Group, generated positive returns. Regarding our exposure to payments and card networks, our shift to the industry leaders Visa and Mastercard has proven helpful, as these stocks have held up relatively well, while many of the emerging payment companies suffered significant declines in the first half of the year.

The commitment to enterprise technology spending, in particular relating to digital transformation initiatives, remained positive.

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Second quarter results from Microsoft, Salesforce, Snowflake, and Atlassian pointed to the mission-critical nature of their products and services, as cloud migration, data analysis, collaboration, and go-to-market optimization remain top priorities. All these areas have large existing and expanding addressable markets, with projects that rank amongst the fastest in time to value for customers.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over the short and longer term, projecting how markets, industries, and businesses will change over time. We rely on this research to build the Portfolio through individual stock selection, based on individual company fundamentals. Relative to the start of 2022, the Portfolio’s allocation to the Health Care sector was higher and its weightings in the Communication Services, Consumer Discretionary, and IT sectors were lower by the end of the first half. As of June 30, 2022, the Portfolio’s largest overweight relative to the Russell 1000 Growth Index was in the Consumer Discretionary sector, and its largest underweights were in Industrials and IT.

Kathleen A. McCarragher

Michael A. Del Balso

Spiros “Sig” Segalas

Blair A. Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	-36.65	-32.40	12.40	13.91
Class B	-36.76	-32.62	12.10	13.62
Class E	-36.71	-32.55	12.22	13.73
Russell 1000 Growth Index	-28.07	-18.77	14.29	14.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Tesla, Inc.	8.4
Apple, Inc.	7.4
Microsoft Corp.	6.3
Amazon.com, Inc.	6.1
Alphabet, Inc.- Class A	3.4
Visa, Inc.- Class A	3.4
Alphabet, Inc.- Class C	3.3
NVIDIA Corp.	3.3
Eli Lilly and Co.	2.9
Salesforce, Inc.	2.8

Top Sectors

% of Net Assets
Information Technology	36.4
Consumer Discretionary	28.1
Health Care	11.8
Communication Services	9.7
Consumer Staples	4.8
Financials	1.7
Industrials	1.4
Real Estate	1.2
Energy	0.8

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.54%	$1,000.00	$633.50	$2.19
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B (a)	Actual	0.79%	$1,000.00	$632.40	$3.20
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E (a)	Actual	0.69%	$1,000.00	$632.90	$2.79
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 95.9% of Net Assets

Security Description	Shares	Value

Automobiles — 8.4%
Tesla, Inc. (a)(b)	274,639	$184,947,395

Biotechnology — 0.6%
Vertex Pharmaceuticals, Inc. (a)	45,829	12,914,154

Capital Markets —1.7%
Goldman Sachs Group, Inc. (The)	47,930	14,236,169
KKR & Co., Inc.	227,829	10,546,204
S&P Global, Inc.	35,585	11,994,280

		36,776,653

Energy Equipment & Services — 0.8%
Schlumberger NV	487,919	17,447,984

Entertainment—1.9%
Netflix, Inc. (a)	141,577	24,757,570
ROBLOX Corp. - Class A (a) (b)	232,100	7,626,806
Spotify Technology S.A. (a)	94,723	8,887,859

		41,272,235

Equity Real Estate Investment Trusts—1.2%
American Tower Corp.	106,014	27,096,118

Food & Staples Retailing—2.8%
Costco Wholesale Corp.	128,328	61,505,044

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	261,042	28,362,213
DexCom, Inc. (a)(b)	260,604	19,422,816
Intuitive Surgical, Inc. (a)	106,188	21,312,994

		69,098,023

Health Care Providers & Services — 2.2%
UnitedHealth Group, Inc.	95,520	49,061,938

Hotels, Restaurants & Leisure — 3.5%
Airbnb, Inc. - Class A (a)(b)	318,335	28,357,282
Chipotle Mexican Grill, Inc. (a)	26,438	34,561,340
Marriott International, Inc. - Class A	105,686	14,374,353

		77,292,975

Interactive Media & Services — 7.8%
Alphabet, Inc. - Class A (a)	34,535	75,260,744
Alphabet, Inc. - Class C (a)	33,403	73,067,392
Meta Platforms, Inc. - Class A (a)	141,659	22,842,514

		171,170,650

Internet & Direct Marketing Retail — 7.4%
Amazon.com, Inc. (a)	1,267,980	134,672,156
MercadoLibre, Inc. (a)	43,598	27,766,258

		162,438,414

IT Services — 8.5%
Adyen NV (a)	21,641	31,812,627
MasterCard, Inc. - Class A	177,816	56,097,392

IT Services — (Continued)
Shopify, Inc. - Class A (a)(b)	285,340	$8,914,022
Snowflake, Inc. - Class A (a)(b)	114,670	15,946,010
Visa, Inc. - Class A (b)	378,296	74,482,699

		187,252,750

Life Sciences Tools & Services — 1.9%
Danaher Corp.	165,420	41,937,278

Multiline Retail — 0.7%
Target Corp.	114,876	16,223,938

Personal Products — 2.0%
Estee Lauder Cos., Inc. (The) - Class A	176,584	44,970,647

Pharmaceuticals — 4.0%
Eli Lilly and Co.	194,453	63,047,496
Novo Nordisk A/S (ADR)	213,331	23,771,474

		86,818,970

Road & Rail — 1.4%
Uber Technologies, Inc. (a) (b)	1,483,967	30,361,965

Semiconductors & Semiconductor Equipment — 4.5%
Broadcom, Inc.	54,535	26,493,648
NVIDIA Corp.	477,976	72,456,382

		98,950,030

Software — 16.1%
Adobe, Inc. (a)	155,248	56,830,083
Atlassian Corp. plc - Class A (a)	166,091	31,125,454
Crowdstrike Holdings, Inc. - Class A (a)(b)	236,857	39,924,616
HubSpot, Inc. (a)	25,899	7,786,534
Microsoft Corp.	541,598	139,098,614
Salesforce, Inc. (a)	373,104	61,577,084
Trade Desk, Inc. (The) - Class A (a)(b)	390,354	16,351,929

		352,694,314

Specialty Retail — 3.1%
Home Depot, Inc. (The)	103,267	28,323,040
O’Reilly Automotive, Inc. (a)	21,969	13,879,135
TJX Cos., Inc. (The)	476,683	26,622,746

		68,824,921

Technology Hardware, Storage & Peripherals — 7.4%
Apple, Inc.	1,184,118	161,892,613

Textiles, Apparel & Luxury Goods — 4.9%
Lululemon Athletica, Inc. (a)	99,894	27,232,103
LVMH Moet Hennessy Louis Vuitton SE	87,484	53,989,279
NIKE, Inc. - Class B	254,276	25,987,007

		107,208,389

Total Common Stocks (Cost $1,476,605,321)		2,108,157,398

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Short-Term Investment — 4.2%

Security Description	Principal Amount*	Value

Repurchase Agreement — 4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $91,494,222; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $93,323,293.	91,493,332	$91,493,332

Total Short-Term Investments (Cost $91,493,332)		91,493,332

Securities Lending Reinvestments(c) —13.5%

Certificates of Deposit — 4.7%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (d)	5,000,000	5,000,309
Bank of Nova Scotia 1.760%, SOFR + 0.250%, 02/17/23 (d)	2,000,000	1,996,389
1.960%, FEDEFF PRV + 0.380%, 01/06/23 (d)	5,000,000	5,000,770
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (d)	4,000,000	3,995,044
2.020%, SOFR + 0.510%, 03/15/23 (d)	4,000,000	3,997,156
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (d)	5,000,000	4,992,031
2.010%, SOFR + 0.500%, 03/03/23 (d)	6,000,000	5,998,430
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (d)	5,000,000	5,000,000
Credit Industriel et Commercial 1.940%, SOFR + 0.430%, 01/06/23 (d)	4,000,000	3,999,160
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (d)	4,000,000	3,999,144
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (d)	3,000,000	2,999,604
MUFG Bank Ltd. 1.820%, SOFR + 0.300%, 08/09/22 (d)	5,000,000	5,000,015
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (d)	2,000,000	2,000,000
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (d)	4,000,000	4,000,736
1.980%, SOFR + 0.460%, 02/13/23 (d)	2,000,000	1,999,620
Norinchukin Bank 1.810%, SOFR + 0.300%, 07/14/22 (d)	4,000,000	4,000,000
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (d)	5,000,000	4,999,990
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (d)	5,000,000	4,998,358
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (d)	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (d)	5,000,000	4,999,100
1.910%, SOFR + 0.400%, 11/02/22 (d)	4,000,000	3,999,828
Toronto-Dominion Bank (The)
1.770%, SOFR + 0.250%, 02/09/23 (d)	3,000,000	3,003,034
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (d)	5,000,000	5,003,150

Certificates of Deposit —(Continued)
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (d)	7,000,000	6,990,144

		103,970,758

Commercial Paper — 0.9%
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (d)	5,000,000	5,001,910
Liberty Street Funding LLC 1.550%, 07/01/22	2,000,000	1,999,904
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (d)	2,000,000	1,999,962
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (d)	5,000,000	5,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (d)	5,000,000	4,999,050

		19,000,826

Repurchase Agreements — 6.2%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $5,000,215; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $7,012,726; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $7,140,364.	7,000,000	7,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $20,000,872; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $20,428,068.	20,000,000	20,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $15,304,671; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $15,627,467.	15,300,000	15,300,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $36,011,900; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $39,701,050.	36,000,000	36,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments(c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements — (Continued)
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $5,263,902; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $5,369,180.	5,263,686	$5,263,686
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $3,201,080; collateralized by various Common Stock with an aggregate market value of $3,557,699.	3,200,000	3,200,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/22 at 1.820%, due on 08/04/22 with a maturity value of $5,008,847; collateralized by various Common Stock with an aggregate market value of $5,555,836.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,600,067; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,632,612.	1,600,000	1,600,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $8,900,371; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $9,081,404.	8,900,000	8,900,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $3,700,167; collateralized by various Common Stock with an aggregate market value of $4,112,077.	3,700,000	3,700,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $15,000,692; collateralized by various Common Stock with an aggregate market value of $16,677,387.	15,000,000	15,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $2,000,649; collateralized by various Common Stock with an aggregate market value of $2,223,652.	2,000,000	2,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $7,000,321; collateralized by various Common Stock with an aggregate market value of $7,709,778.	7,000,000	7,000,000

		134,963,686

Time Deposits — 0.6%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (d)	7,000,000	7,000,000

		14,000,000

Mutual Funds — 1.1%
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (e)	20,000,000	20,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (e)	5,000,000	5,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $296,963,685)		296,935,270

Total Investments — 113.6% (Cost $1,865,062,338)		2,496,586,000
Other assets and liabilities (net) — (13.6)%		(299,137,917)

Net Assets — 100.0%		$2,197,448,083

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $284,112,203 and the collateral received consisted of cash in the amount of $296,963,599. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$184,947,395	$—	$—	$184,947,395
Biotechnology	12,914,154	—	—	12,914,154
Capital Markets	36,776,653	—	—	36,776,653
Energy Equipment & Services	17,447,984	—	—	17,447,984
Entertainment	41,272,235	—	—	41,272,235
Equity Real Estate Investment Trusts	27,096,118	—	—	27,096,118
Food & Staples Retailing	61,505,044	—	—	61,505,044
Health Care Equipment & Supplies	69,098,023	—	—	69,098,023
Health Care Providers & Services	49,061,938	—	—	49,061,938
Hotels, Restaurants & Leisure	77,292,975	—	—	77,292,975
Interactive Media & Services	171,170,650	—	—	171,170,650
Internet & Direct Marketing Retail	162,438,414	—	—	162,438,414
IT Services	155,440,123	31,812,627	—	187,252,750
Life Sciences Tools & Services	41,937,278	—	—	41,937,278
Multiline Retail	16,223,938	—	—	16,223,938
Personal Products	44,970,647	—	—	44,970,647
Pharmaceuticals	86,818,970	—	—	86,818,970
Road & Rail	30,361,965	—	—	30,361,965
Semiconductors & Semiconductor Equipment	98,950,030	—	—	98,950,030
Software	352,694,314	—	—	352,694,314
Specialty Retail	68,824,921	—	—	68,824,921
Technology Hardware, Storage & Peripherals	161,892,613	—	—	161,892,613
Textiles, Apparel & Luxury Goods	53,219,110	53,989,279	—	107,208,389
Total Common Stocks	2,022,355,492	85,801,906	—	2,108,157,398
Total Short-Term Investment*	—	91,493,332	—	91,493,332
Securities Lending Reinvestments
Certificates of Deposit	—	103,970,758	—	103,970,758
Commercial Paper	—	19,000,826	—	19,000,826
Repurchase Agreements	—	134,963,686	—	134,963,686
Time Deposits	—	14,000,000	—	14,000,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	271,935,270	—	296,935,270
Total Investments	$2,047,355,492	$449,230,508	$—	$2,496,586,000

Collateral for Securities Loaned (Liability)	$—	$(296,963,599)	$—	$(296,963,599)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities
June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$2,496,586,000
Receivable for:
Fund shares sold	1,091,242
Dividends and interest	607,420

Total Assets	2,498,284,662
Liabilities
Collateral for securities loaned	296,963,599
Payables for:
Investments purchased	1,689,565
Fund shares redeemed	505,312
Accrued Expenses:
Management fees	981,133
Distribution and service fees	172,873
Deferred trustees’ fees	200,172
Other expenses	323,925

Total Liabilities	300,836,579

Net Assets	$2,197,448,083

Net Assets Consist of:
Paid in surplus	$1,654,202,607
Distributable earnings (Accumulated losses)	543,245,476

Net Assets	$2,197,448,083

Net Assets
Class A	$1,369,916,377
Class B	816,643,588
Class E	10,888,118
Capital Shares Outstanding*
Class A	141,414,655
Class B	88,352,641
Class E	1,147,050
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.69
Class B	9.24
Class E	9.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,865,062,338.
(b)	Includes securities loaned at value of $284,112,203.

Statement of Operations
Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$5,893,766
Interest	23,652
Securities lending income	236,296

Total investment income	6,153,714
Expenses
Management fees	7,991,651
Administration fees	52,574
Custodian and accounting fees	95,888
Distribution and service fees - Class B	1,242,219
Distribution and service fees - Class E	10,441
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	34,168
Insurance	11,225
Miscellaneous (b)	10,718

Total expenses	9,491,578
Less management fee waiver	(1,064,911)
Less broker commission recapture	(20,405)

Net expenses	8,406,262

Net Investment Loss	(2,252,548)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(84,381,511)
Foreign currency transactions	(17,790)

Net realized gain (loss)	(84,399,301)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,161,752,455)
Foreign currency transactions	(4,120)

Net change in unrealized appreciation (depreciation)	(1,161,756,575)

Net realized and unrealized gain (loss)	(1,246,155,876)

Net Increase (Decrease) in Net Assets From Operations	$(1,248,408,424)

(a)	Net of foreign withholding taxes of $140,586.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,252,548)	$(12,109,513)
Net realized gain (loss)	(84,399,301)	595,147,662
Net change in unrealized appreciation (depreciation)	(1,161,756,575)	(35,698,794)

Increase (decrease) in net assets from operations	(1,248,408,424)	547,339,355

From Distributions to Shareholders
Class A	(366,436,241)	(445,542,496)
Class B	(225,009,901)	(269,720,419)
Class E	(2,958,280)	(4,090,038)

Total distributions	(594,404,422)	(719,352,953)

Increase (decrease) in net assets from capital share transactions	665,344,158	165,443,889

Total increase (decrease) in net assets	(1,177,468,688)	(6,569,709)

Net Assets
Beginning of period	3,374,916,771	3,381,486,480

End of period	$2,197,448,083	$3,374,916,771

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	7,430,950	$116,914,067	3,374,302	$72,777,431
Reinvestments	37,699,201	366,436,241	24,174,851	445,542,496
Redemptions	(3,773,317)	(59,555,060)	(21,812,875)	(464,676,384)

Net increase (decrease)	41,356,834	$423,795,248	5,736,278	$53,643,543

Class B
Sales	4,775,947	$71,180,591	4,894,870	$104,092,844
Reinvestments	24,246,757	225,009,901	15,101,927	269,720,419
Redemptions	(3,649,600)	(56,353,900)	(12,533,029)	(261,274,873)

Net increase (decrease)	25,373,104	$239,836,592	7,463,768	$112,538,390

Class E
Sales	33,600	$506,706	93,617	$2,048,836
Reinvestments	310,418	2,958,280	224,851	4,090,038
Redemptions	(110,831)	(1,752,668)	(322,188)	(6,876,918)

Net increase (decrease)	233,187	$1,712,318	(3,720)	$(738,044)

Increase (decrease) derived from capital shares transactions		$665,344,158		$165,443,889

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$20.85		$22.63	$16.32		$14.50	$16.85	$13.25

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.01)		(0.06)	(0.01)		0.04	0.07	0.06
Net realized and unrealized gain (loss)	(7.62)		3.29	8.49		4.38	0.35	4.71

Total income (loss) from investment operations	(7.63)		3.23	8.48		4.42	0.42	4.77

Less Distributions
Distributions from net investment income	0.00		0.00	(0.04)		(0.08)	(0.06)	(0.05)
Distributions from net realized capital gains	(3.53)		(5.01)	(2.13)		(2.52)	(2.71)	(1.12)

Total distributions	(3.53)		(5.01)	(2.17)		(2.60)	(2.77)	(1.17)

Net Asset Value, End of Period	$9.69		$20.85	$22.63		$16.32	$14.50	$16.85

Total Return (%)(b)	(36.65	)(c)	17.17	56.80		32.83	0.35	37.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.61	0.62		0.62	0.62	0.62
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.53	0.54		0.54	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(d)	(0.26)	(0.04)		0.25	0.44	0.36
Portfolio turnover rate (%)	12	(c)	23	34		25	26	35
Net assets, end of period (in millions)	$1,369.9		$2,086.0	$2,134.3		$1,864.7	$1,625.6	$1,986.1

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$20.17		$22.09	$15.98		$14.24	$16.59	$13.06

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)		(0.11)	(0.05)		0.00 (f)	0.03	0.02
Net realized and unrealized gain (loss)	(7.38)		3.20	8.29		4.29	0.35	4.64

Total income (loss) from investment operations	(7.40)		3.09	8.24		4.29	0.38	4.66

Less Distributions
Distributions from net investment income	0.00		0.00	(0.00	)(g)	(0.03)	(0.02)	(0.01)
Distributions from net realized capital gains	(3.53)		(5.01)	(2.13)		(2.52)	(2.71)	(1.12)

Total distributions	(3.53)		(5.01)	(2.13)		(2.55)	(2.73)	(1.13)

Net Asset Value, End of Period	$9.24		$20.17	$22.09		$15.98	$14.24	$16.59

Total Return (%)(b)	(36.76	)(c)	16.91	56.37		32.49	0.11	36.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.86	0.87		0.87	0.87	0.87
Net ratio of expenses to average net assets (%)(e)	0.79	(d)	0.78	0.79		0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.33	)(d)	(0.51)	(0.29)		0.00 (h)	0.19	0.11
Portfolio turnover rate (%)	12	(c)	23	34		25	26	35
Net assets, end of period (in millions)	$816.6		$1,270.2	$1,226.6		$921.5	$788.7	$887.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.55		$22.40	$16.17	$14.39	$16.74	$13.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.09)	(0.04)	0.02	0.05	0.03
Net realized and unrealized gain (loss)	(7.51)		3.25	8.42	4.33	0.35	4.69

Total income (loss) from investment operations	(7.53)		3.16	8.38	4.35	0.40	4.72

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.05)	(0.04)	(0.03)
Distributions from net realized capital gains	(3.53)		(5.01)	(2.13)	(2.52)	(2.71)	(1.12)

Total distributions	(3.53)		(5.01)	(2.15)	(2.57)	(2.75)	(1.15)

Net Asset Value, End of Period	$9.49		$20.55	$22.40	$16.17	$14.39	$16.74

Total Return (%) (b)	(36.71	)(c)	17.00	56.60	32.56	0.22	37.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.76	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.68	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.23	)(d)	(0.41)	(0.19)	0.10	0.28	0.21
Portfolio turnover rate (%)	12	(c)	23	34	25	26	35
Net assets, end of period (in millions)	$10.9		$18.8	$20.6	$14.4	$12.3	$13.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primary due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $91,493,332. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $134,963,686. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

safeguards for non- standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$312,970,825	$0	$334,067,859

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average daily net assets
$7,991,651	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements — June 30, 2022 (Unaudited) — (Continued)

expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,866,032,563

Gross unrealized appreciation	875,019,951
Gross unrealized (depreciation)	(244,466,514)

Net unrealized appreciation (depreciation)	$630,553,437

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$4,126,813	$719,352,953	$325,167,336	$719,352,953	$329,294,149

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$593,981,840	$1,792,300,097	$—	$2,386,281,937

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned -22.02%, -22.12%, and -22.08%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned -23.43%.

MARKET ENVIRONMENT / CONDITIONS

The year began with a quarterly decline, as multiple market drivers accounted for the retracement. New Omicron COVID-19 variants, accelerating inflationary pressures, and a sharp increase in the expected trajectory of Federal Reserve (the “Fed”) interest rate increases moved the market tone toward a notable bearish stance. The invasion of Ukraine by Russia sent global markets lower, yet as the impact from these economic and geopolitical events should likely lead to a tightening of financial conditions throughout 2022, continued supply chain disruptions, higher material input costs, and a likely slowing of global economic growth. One immediate result was a rapid increase in the price of domestic oil, which began the year around $75 per barrel but quickly spiked to over $120 during early March. As the year progressed, growing inflationary pressures and the expectation that the Fed will raise rates aggressively continued to put downward pressure on the market and valuation levels investors were willing to pay for stocks. By the end of June, increasing potential of a U.S. recession was added to the list of market concerns. As a result of negative market sentiment, defensive sectors (such as Utilities and Consumer Staples) outperformed more economically sensitive sectors such as Consumer Discretionary and Communication Services. Although oil prices stabilized and came off peak levels near the end of the period, the net result is that Energy was by far the best performing sector of the Russell 2000 Index, with a positive 22.88% return for the period. Although stock prices across all market cap categories and investment styles declined somewhat significantly over the first half of the year, small cap stock returns were only modestly behind those of large caps. One trend that has been in place for multiple quarters is that value indexes have far outperformed growth across all market cap categories. Additionally, stocks with stronger underlying fundamentals (higher returns on capital) notably outperformed weaker companies. Richly valued, highly speculative stocks underperformed, as did those with little or no profitability.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Index (the “Index”) during the six month period ended June 30, 2022. For the period overall, the market’s preference for higher quality stocks was a favorable backdrop for the Portfolio as stock selection contributed the entirety of the outperformance. Early in the year, the Portfolio’s return was ahead of the benchmark, as concerns over rising interest rates continued to put downward pressure on more speculative portions of the market. Beginning in early February, however, relative performance was challenging after Russia’s invasion of Ukraine resulted in oil prices moving decidedly higher, as the Portfolio had been meaningfully underweight to the Energy sector due to what we believed were historically poor fundamentals. After oil prices stabilized somewhat during the second quarter, the Portfolio performed very well on a relative basis as the market focused on defensive and higher quality companies during the sell-off. The net effect of these contrasting market environments was outperformance for the six-month period. In terms of sector performance, the Portfolio benefitted from strong relative performance in the Health Care sector due to an underweight overall and good stock selection resulting in positive relative performance across every industry within the sector. Information Technology (“IT”) was also a large contributor, with strong stock selection metrics across most industries within the Index as well. The Portfolio struggled in the Energy sector as a result of both an underweight to the sector as well as lagging stock selection. Consumer Staples and Financials were also weak from a stock selection standpoint, with a few individual stocks with disappointing results.

The Portfolio’s top individual contributors included Lantheus Holdings Inc., Genco Shipping & Trading Ltd. and Tower Semiconductor Ltd. Lantheus is a global leader in the development and manufacture of diagnostic medical imaging agents for the diagnosis and treatment of cardiovascular and other diseases. In May 2021, the company gained Food and Drug Administration (“FDA”) approval for a “first of its kind”, prostate-specific membrane antigen imaging agent used to identify suspected metastasis or recurrence of prostate cancer. One year after approval, initial sales have been well ahead of initial estimates, and the company has raised guidance multiple times on the estimated addressable market. Genco is the largest U.S. based dry bulk ship owner transporting bulk raw materials. Bulk freight shipping capacity remains in check and ship building capacity remains highly constrained. During early 2022, the company reported a solid earnings result for the end of 2021, as fundamentals remained resilient despite volatility in shipping rates. In addition, the company formally commenced their new capital allocation strategy following significant debt pay-down in 2021, which positioned the company for a new variable rate dividend in 2022. Tower Semiconductor is an independent foundry providing semiconductor manufacturing and related design services. During the first quarter, the company announced that it was being acquired by Intel Corp. for a significant premium over the prior day’s trading price.

The largest detractors to performance on a security level were Herc Holdings Inc., Triumph Bancorp Inc. and InMode Ltd. Herc is one of the leading equipment rental suppliers in North America, specializing in industrial products such as earth movers and aerial platforms. The stock was a top performer in late 2020 and 2021, as the company deftly managed through COVID-19 related volatility and the subsequent economic recovery. In 2022, the stock has retraced some of those gains as investors have grown concerned about the Fed’s actions to lower economic activity. In our view, despite limited evidence of a material slow-down in Herc’s business, and management’s proven skill in managing through the COVID-19 demand shock in early 2020, the stock fell to levels that imply a significant negative earnings estimate revision lies ahead. Triumph Bancorp is a niche bank with a unique focus on transportation and

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

freight payment factoring. As the company gradually transformed from a more traditional bank into a digital freight payments business, the stock was a top performer for the Portfolio in calendar year 2021. In 2022, adoption metrics of the new freight payments platform has progressed as expected, but investments to expand adoption of the product have delayed profitability of the segment. In addition, financial technology valuations have been under pressure throughout the market. InMode produces minimally invasive medical aesthetic surgery instruments for fat reduction, skin tightening and tissue remodeling applications. The price decline has been unrelated to any company specific fundamental news in our view as the company continues to see increasing demand from physicians, has launched new products and delivered orders without delay. Along with many other companies in the Health Care sector, we believe InMode stock reflected a retracement in valuation from previously elevated prices.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include Antero Resources Corp., Northern Oil and Gas Inc., and Charles River Laboratories. Both Antero Resources and Northern Oil and Gas are exploration & production energy companies and were added to the Portfolio during the first quarter of 2022. The sector has been underweight historically, as we have avoided businesses that are unable to achieve acceptable returns on invested capital, and/or businesses unable to generate adequate cash flow to sustain the business without accessing additional capital. However, entering 2022, the fundamentals in the industry had evolved and investable opportunities based upon our long-standing fundamental criteria were available. These industry changes were in part due to regulatory constraints which limited the usual commodity supply increases in the face of strong demand, as well as newfound capital discipline on the part of industry operators due to a decline in capital availability stemming from investor backlash after many years of poor capital allocation. Charles River Laboratories is a full-service contract research organization, and also provides a diverse range of discovery and safety assessment services to clients in the development of new drugs, devices and therapies. The shares have been under pressure due to concerns over exposure to early-stage biotechnology companies. However, Charles River Laboratories’ clients have cash on their balance sheets and bookings in the company’s largest business extend out into 2023 with escalating prices.

Positions eliminated during the period included Alamo Group Inc., Vertiv Holdings Co. and Frontdoor Inc. Alamo is a leading manufacturer of high-quality agricultural equipment and infrastructure maintenance equipment. The stock traded at its five-year average multiple with no immediate catalyst, while earnings estimates have been declining over the past few quarters. Vertiv is a provider of data infrastructure such as power and thermal solutions to data center operators, as well as other telecom and commercial/industrial communication networks. The shares declined suddenly in February, resulting from a surprising earnings shortfall and guidance reduction. However, the stock was previously a large contributor since our initial purchase in April of 2020, as the COVID-19 economy highlighted the value of remote computing, e-commerce and video streaming applications. The enduring nature of these trends made the sudden shortfall all the more surprising to us, and we determined the non-temporary nature of the setback was a break from our investment thesis. Frontdoor is the leading provider of home warranty services for appliances and utilities. Margins have been negatively impacted by higher home repair and replacement costs while revenue growth has been disappointing as consumers focused more of their spending on non-home related products and experiences as the economy rebounded after COVID-19 lockdowns. The position was eliminated due to an investment thesis drift as we were hesitant to assume revenue growth will re-accelerate.

We manage the Portfolio in a bottom up fashion, focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ended June 30, 2022, reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Energy and Health Care sectors increased and our weights to the Consumer Discretionary and IT sectors decreased.

As of June 30, 2022, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies which we believe feature higher quality business models and balance sheets, with good earnings visibility and continued growth potential. The Portfolio was broadly diversified across all economic sectors, with overweight positions in Industrials, IT and Communication Services sectors while underweight to the Real Estate,

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Health Care, Consumer Discretionary, Utilities, Financials and Materials sectors relative to the Russell 2000 Index.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	-22.02	-18.53	5.57	9.73
Class B	-22.12	-18.73	5.31	9.45
Class E	-22.08	-18.65	5.41	9.56
Russell 2000 Index	-23.43	-25.20	5.17	9.35

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Rambus, Inc.	1.2
Popular, Inc.	1.2
Option Care Health, Inc.	1.2
Lantheus Holdings, Inc.	1.2
Herc Holdings, Inc.	1.1
Wintrust Financial Corp.	1.1
Kadant, Inc.	1.1
Ameris Bancorp	1.1
ChampionX Corp.	1.1
Albany International Corp.- Class A	1.0

Top Sectors

% of Net Assets
Industrials	20.4
Financials	16.2
Information Technology	16.0
Health Care	14.6
Consumer Discretionary	8.4
Consumer Staples	5.4
Energy	5.4
Materials	3.4
Communication Services	3.4
Real Estate	3.0

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.87%	$1,000.00	$779.80	$3.84
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class B (a)	Actual	1.12%	$1,000.00	$778.80	$4.94
	Hypothetical*	1.12%	$1,000.00	$1,019.24	$5.61

Class E (a)	Actual	1.02%	$1,000.00	$779.20	$4.50
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.2%
Hub Group, Inc.—Class A (a)	8,207	$582,205

Auto Components—2.0%
Dana, Inc.	123,354	1,735,591
Dorman Products, Inc. (a)	13,286	1,457,607
Fox Factory Holding Corp. (a)	7,405	596,398
Gentherm, Inc. (a)	15,997	998,373
LCI Industries	10,801	1,208,416
Patrick Industries, Inc.	13,806	715,703

		6,712,088

Banks—11.5%
Ameris Bancorp (b)	90,999	3,656,340
Atlantic Union Bankshares Corp.	75,173	2,549,868
Bancorp, Inc. (The) (a)(b)	42,836	836,159
Cadence Bank	102,092	2,397,120
CVB Financial Corp.	106,316	2,637,700
Home BancShares, Inc. (b)	128,300	2,664,791
Lakeland Financial Corp.	15,371	1,020,942
Meta Financial Group, Inc.	75,405	2,915,911
OceanFirst Financial Corp.	154,145	2,948,794
Pinnacle Financial Partners, Inc. (b)	37,265	2,694,632
Popular, Inc.	52,865	4,066,905
Prosperity Bancshares, Inc. (b)	30,434	2,077,729
SouthState Corp.	28,515	2,199,932
Triumph Bancorp, Inc. (a)	49,299	3,084,145
Wintrust Financial Corp.	45,830	3,673,275

		39,424,243

Beverages—0.2%
Primo Water Corp.	61,284	819,980

Biotechnology—2.7%
Blueprint Medicines Corp. (a)	8,998	454,489
Halozyme Therapeutics, Inc. (a)	39,150	1,722,600
Inhibrx, Inc. (a)	28,301	321,216
Insmed, Inc. (a)(b)	34,698	684,245
PTC Therapeutics, Inc. (a)(b)	26,192	1,049,252
United Therapeutics Corp. (a)	14,821	3,492,420
Vericel Corp. (a)(b)	22,377	563,453
Xencor, Inc. (a)	29,754	814,367

		9,102,042

Building Products—2.6%
Advanced Drainage Systems, Inc.	16,713	1,505,340
Janus International Group Inc. (a)	146,201	1,320,195
Quanex Building Products Corp. (b)	92,117	2,095,662
Simpson Manufacturing Co., Inc.	9,663	972,194
UFP Industries, Inc.	45,333	3,088,991

		8,982,382

Capital Markets—1.6%
Focus Financial Partners, Inc. - Class A (a)	23,942	815,464
Hamilton Lane, Inc. - Class A	17,582	1,181,159
PJT Partners, Inc. - Class A	20,135	1,415,088
Stifel Financial Corp.	34,846	1,952,073

		5,363,784

Chemicals—2.6%
Ashland Global Holdings, Inc.	11,477	1,182,705
Cabot Corp.	40,908	2,609,521
Ingevity Corp. (a)	24,979	1,577,174
Scotts Miracle-Gro Co. (The) (b)	13,604	1,074,580
Valvoline, Inc.	86,267	2,487,078

		8,931,058

Commercial Services & Supplies—2.2%
Casella Waste Systems, Inc. - Class A (a)	25,851	1,878,850
Clean Harbors, Inc. (a)	28,913	2,534,803
Driven Brands Holdings, Inc. (a)(b)	27,909	768,614
IAA, Inc. (a)	46,005	1,507,584
VSE Corp.	22,816	857,425

		7,547,276

Communications Equipment—1.1%
Calix, Inc. (a)	23,057	787,166
Radware, Ltd. (a)(b)	25,316	548,598
Viavi Solutions, Inc. (a)	192,881	2,551,815

		3,887,579

Construction & Engineering—3.0%
AECOM	48,905	3,189,584
Arcosa, Inc. (b)	57,624	2,675,482
MDU Resources Group, Inc.	109,120	2,945,149
WillScot Mobile Mini Holdings Corp. (a)	46,364	1,503,121

		10,313,336

Diversified Financial Services—0.4%
Cannae Holdings, Inc. (a)	77,064	1,490,418

Electric Utilities—0.6%
ALLETE, Inc.	33,428	1,964,898

Electrical Equipment—0.5%
Atkore, Inc. (a)	20,817	1,728,019

Electronic Equipment, Instruments & Components—5.0%
Advanced Energy Industries, Inc.	31,487	2,297,921
Itron, Inc. (a)	9,819	485,353
Kimball Electronics, Inc. (a)(b)	73,011	1,467,521
Littelfuse, Inc.	6,391	1,623,570
Methode Electronics, Inc.	72,575	2,688,178
nLight, Inc. (a)(b)	26,891	274,826
Novanta, Inc. (a)	9,846	1,194,025
TD SYNNEX Corp.	22,342	2,035,356
TTM Technologies, Inc. (a)	167,994	2,099,925
Vontier Corp.	127,385	2,928,581

		17,095,256

Energy Equipment & Services—1.8%
Cactus, Inc. - Class A	32,140	1,294,278
ChampionX Corp.	183,501	3,642,495
Noble Corp. (a)	22,724	576,053
Weatherford International plc (a)	30,978	655,804

		6,168,630

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—0.4%
Liberty Braves Group—Class C (a)	56,744	$1,361,856

Equity Real Estate Investment Trusts—3.0%
Agree Realty Corp. (b)	34,862	2,514,596
CubeSmart	48,247	2,061,112
PotlatchDeltic Corp.	44,210	1,953,640
Rexford Industrial Realty, Inc.	28,878	1,663,084
STAG Industrial, Inc.	69,390	2,142,763

		10,335,195

Food & Staples Retailing—0.5%
Andersons, Inc. (The) (b)	49,806	1,643,100

Food Products—1.7%
Hostess Brands, Inc. (a)	24,041	509,910
J & J Snack Foods Corp. (b)	8,603	1,201,495
Nomad Foods, Ltd. (a)	69,309	1,385,487
Simply Good Foods Co. (The) (a) (b)	38,882	1,468,573
Whole Earth Brands, Inc. (a)	211,017	1,308,305

		5,873,770

Health Care Equipment & Supplies—4.9%
AtriCure, Inc. (a)	25,114	1,026,158
Axonics, Inc. (a)	27,853	1,578,429
CONMED Corp. (b)	26,135	2,502,688
Cutera, Inc. (a) (b)	8,977	336,637
Embecta Corp. (a) (b)	28,028	709,669
Inmode, Ltd. (a)	61,864	1,386,372
Lantheus Holdings, Inc. (a)	59,746	3,945,028
LivaNova plc (a)	10,040	627,199
Merit Medical Systems, Inc. (a)	23,178	1,257,870
NuVasive, Inc. (a)(b)	22,297	1,096,121
STAAR Surgical Co. (a)	9,415	667,806
UFP Technologies, Inc. (a) (b)	21,270	1,692,454

		16,826,431

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc. (a)	17,234	1,165,535
AMN Healthcare Services, Inc. (a)	16,202	1,777,522
Ensign Group, Inc. (The)	14,640	1,075,601
ModivCare, Inc. (a) (b)	5,410	457,145
Option Care Health, Inc. (a)	145,814	4,052,171

		8,527,974

Health Care Technology—1.8%
Allscripts Healthcare Solutions, Inc. (a)	180,180	2,672,069
Evolent Health, Inc. - Class A (a) (b)	68,602	2,106,768
Inspire Medical Systems, Inc. (a)	8,039	1,468,484

		6,247,321

Hotels, Restaurants & Leisure—1.9%
Churchill Downs, Inc.	10,903	2,088,252
Life Time Group Holdings, Inc. (a) (b)	43,721	563,127
Marriott Vacations Worldwide Corp.	19,962	2,319,584

Hotels, Restaurants & Leisure—(Continued)
Papa John’s International, Inc.	10,071	841,130
Texas Roadhouse, Inc.	10,936	800,515

		6,612,608

Household Durables—1.4%
Installed Building Products, Inc. (b)	8,909	740,872
KB Home	62,670	1,783,588
Skyline Champion Corp. (a)	48,478	2,298,827

		4,823,287

Household Products—0.7%
Spectrum Brands Holdings, Inc. (b)	31,296	2,566,898

Independent Power and Renewable Electricity Producers—0.7%
NextEra Energy Partners L.P. (b)	32,445	2,406,121

Insurance—1.5%
BRP Group, Inc. - Class A (a)	29,790	719,429
Employers Holdings, Inc. (b)	58,245	2,439,883
First American Financial Corp.	23,197	1,227,585
Kinsale Capital Group, Inc.	3,017	692,824

		5,079,721

Interactive Media & Services—0.5%
Cargurus, Inc. (a) (b)	29,740	639,113
TripAdvisor, Inc. (a)	54,378	967,928

		1,607,041

Internet & Direct Marketing Retail—0.3%
Shutterstock, Inc.	15,711	900,397

IT Services—4.2%
Concentrix Corp. (b)	19,113	2,592,487
CSG Systems International, Inc.	38,705	2,309,914
Euronet Worldwide, Inc. (a)	15,515	1,560,654
EVERTEC, Inc.	33,074	1,219,769
International Money Express, Inc. (a)	102,567	2,099,547
Perficient, Inc. (a)	8,456	775,331
Unisys Corp. (a) (b)	105,844	1,273,303
WEX, Inc. (a)	4,857	755,555
WNS Holdings, Ltd. (ADR) (a)	22,417	1,673,205

		14,259,765

Leisure Products—1.2%
Brunswick Corp.	28,364	1,854,438
Callaway Golf Co. (a) (b)	37,699	769,060
Malibu Boats, Inc. - Class A (a)	16,123	849,843
YETI Holdings, Inc. (a)	12,926	559,308

		4,032,649

Life Sciences Tools & Services—1.0%
Charles River Laboratories International, Inc. (a)	11,416	2,442,682
Medpace Holdings, Inc. (a)(b)	6,618	990,516

		3,433,198

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—4.6%
Albany International Corp. - Class A (b)	44,838	$3,532,786
Altra Industrial Motion Corp.	57,215	2,016,829
Columbus McKinnon Corp. (b)	71,565	2,030,299
Helios Technologies, Inc.	16,415	1,087,494
Kadant, Inc. (b)	20,124	3,669,611
Miller Industries, Inc.	52,115	1,181,447
RBC Bearings, Inc. (a) (b)	6,607	1,221,965
Shyft Group, Inc. (The)	24,177	449,450
Wabash National Corp. (b)	52,160	708,333

		15,898,214

Marine—0.8%
Genco Shipping & Trading, Ltd.	146,709	2,834,418

Media—1.9%
Gray Television, Inc.	107,130	1,809,426
John Wiley & Sons, Inc. - Class A (b)	31,060	1,483,425
Scholastic Corp. (b)	32,198	1,158,162
TechTarget, Inc. (a)	19,133	1,257,421
Thryv Holdings, Inc. (a)	42,152	943,783

		6,652,217

Metals & Mining—0.8%
Arconic Corp. (a)	99,167	2,781,634

Multi-Utilities—0.5%
NorthWestern Corp. (b)	27,004	1,591,346

Oil, Gas & Consumable Fuels—3.6%
Antero Resources Corp. (a)	109,278	3,349,371
California Resources Corp.	56,132	2,161,082
EQT Corp. (b)	60,085	2,066,924
Laredo Petroleum, Inc. (a)	21,958	1,513,784
Northern Oil and Gas, Inc. (b)	123,161	3,111,047

		12,202,208

Personal Products—1.0%
BellRing Brands, Inc. (a)	73,796	1,836,782
elf Beauty, Inc. (a)	34,619	1,062,111
Inter Parfums, Inc. (b)	6,827	498,781

		3,397,674

Pharmaceuticals—2.0%
Jazz Pharmaceuticals plc (a)	15,142	2,362,303
Pacira BioSciences, Inc. (a)	21,776	1,269,541
Supernus Pharmaceuticals, Inc. (a)	112,555	3,255,091

		6,886,935

Professional Services—3.5%
FTI Consulting, Inc. (a)	5,748	1,039,526
Huron Consulting Group, Inc. (a)	8,132	528,499
Insperity, Inc.	24,772	2,472,989
KBR, Inc.	41,698	2,017,766
Korn Ferry	53,134	3,082,834

Professional Services—(Continued)
Science Applications International Corp.	31,888	2,968,773

		12,110,387

Semiconductors & Semiconductor Equipment—2.8%
MACOM Technology Solutions Holdings, Inc. (a)	27,013	1,245,299
MaxLinear, Inc. (a)	26,583	903,290
Rambus, Inc. (a)	192,159	4,129,497
Silicon Laboratories, Inc. (a)	9,346	1,310,496
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	46,514	2,148,017

		9,736,599

Software—1.9%
Blackline, Inc. (a) (b)	8,176	544,522
Box, Inc. - Class A (a)	25,688	645,796
Envestnet, Inc. (a)	17,841	941,470
Q2 Holdings, Inc. (a)	16,137	622,404
Rapid7, Inc. (a) (b)	21,189	1,415,425
Tenable Holdings, Inc. (a)	26,039	1,182,431
Varonis Systems, Inc. (a) (b)	35,414	1,038,338

		6,390,386

Specialty Retail—0.6%
Boot Barn Holdings, Inc. (a)	10,637	732,996
Urban Outfitters, Inc. (a) (b)	77,751	1,450,833

		2,183,829

Technology Hardware, Storage & Peripherals—1.0%
Pure Storage, Inc. - Class A (a)	56,062	1,441,354
Super Micro Computer, Inc. (a)	46,131	1,861,386

		3,302,740

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	10,746	769,199
Crocs, Inc. (a)	35,695	1,737,275
Oxford Industries, Inc. (b)	10,305	914,466

		3,420,940

Thrifts & Mortgage Finance—1.3%
Federal Agricultural Mortgage Corp. - Class C	21,842	2,132,872
WSFS Financial Corp.	53,803	2,156,962

		4,289,834

Trading Companies & Distributors—3.2%
Alta Equipment Group, Inc. (a)	105,054	942,334
Applied Industrial Technologies, Inc.	8,624	829,370
Custom Truck One Source, Inc. (a) (b)	105,852	592,771
Herc Holdings, Inc.	40,924	3,689,299
McGrath RentCorp	39,484	3,000,784
MRC Global, Inc. (a)	86,675	863,283
SiteOne Landscape Supply, Inc. (a) (b)	7,854	933,605

		10,851,446

Water Utilities — 0.3%
Pure Cycle Corp. (a) (b)	101,388	1,068,629

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services — 0.6%
United States Cellular Corp. (a)	70,061	$2,028,967

Total Common Stocks (Cost $283,643,777)		334,278,929

Short-Term Investment—2.6%

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $8,763,432; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $8,938,710.	8,763,347	8,763,347

Total Short-Term Investments (Cost $8,763,347)		8,763,347

Securities Lending Reinvestments (c)—8.5%

Commercial Paper—0.3%
Liberty Street Funding LLC 1.550%, 07/01/22	1,000,000	999,952

Repurchase Agreements—6.0%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $3,000,129; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $4,000,174; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $4,085,614.	4,000,000	4,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $900,275; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $919,263.	900,000	900,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $1,000,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $1,102,807.	1,000,000	1,000,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $2,566,505; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $2,617,835.	2,566,399	2,566,399

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $2,000,675; collateralized by various Common Stock with an aggregate market value of $2,223,562.	2,000,000	$2,000,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,200,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $1,224,459.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $400,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $408,153.	400,000	400,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $100,005; collateralized by various Common Stock with an aggregate market value of $111,137.	100,000	100,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $400,130; collateralized by various Common Stock with an aggregate market value of $444,730.	400,000	400,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $4,000,184; collateralized by various Common Stock with an aggregate market value of $4,409,627.	4,000,000	4,000,000

		20,566,399

Mutual Funds—2.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (d)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (d)	3,000,000	3,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.430% (d)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (d)	3,000,000	3,000,000

		7,500,000

Total Securities Lending Reinvestments (Cost $29,066,399)		29,066,351

Total Investments —108.7% (Cost $321,473,523)		372,108,627
Other assets and liabilities (net) - (8.7)%		(29,652,591)

Net Assets — 100.0%		$342,456,036

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $28,238,270 and the collateral received consisted of cash in the amount of $29,066,356 and non-cash collateral with a value of $122,892. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$334,278,929	$—	$—	$334,278,929
Total Short-Term Investment*	—	8,763,347	—	8,763,347
Securities Lending Reinvestments
Commercial Paper	—	999,952	—	999,952
Repurchase Agreements	—	20,566,399	—	20,566,399
Mutual Funds	7,500,000	—	—	7,500,000
Total Securities Lending Reinvestments	7,500,000	21,566,351	—	29,066,351
Total Investments	$341,778,929	$30,329,698	$—	$372,108,627

Collateral for Securities Loaned (Liability)	$—	$(29,066,356)	$—	$(29,066,356)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)(b)	$372,108,627
Receivable for:
Investments sold	570,764
Fund shares sold	22,530
Dividends and interest	261,852

Total Assets	372,963,773
Liabilities
Collateral for securities loaned	29,066,356
Payables for:
Investments purchased	633,955
Fund shares redeemed	268,092
Accrued Expenses:
Management fees	237,760
Distribution and service fees	24,587
Deferred trustees’ fees	156,440
Other expenses	120,547

Total Liabilities	30,507,737

Net Assets	$342,456,036

Net Assets Consist of:
Paid in surplus	$281,769,395
Distributable earnings (Accumulated losses)	60,686,641

Net Assets	$342,456,036

Net Assets
Class A	$219,671,758
Class B	104,684,630
Class E	18,099,648
Capital Shares Outstanding*
Class A	1,152,291
Class B	608,387
Class E	100,529
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$190.64
Class B	172.07
Class E	180.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $321,473,523.
(b)	Includes securities loaned at value of $28,238,270.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$2,251,121
Interest	2,400
Securities lending income	20,157

Total investment income	2,273,678
Expenses
Management fees	1,770,848
Administration fees	14,330
Custodian and accounting fees	27,020
Distribution and service fees—Class B	152,063
Distribution and service fees—Class E	15,712
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	17,261
Insurance	1,683
Miscellaneous (b)	3,092

Total expenses	2,044,703
Less management fee waiver	(168,247)
Less broker commission recapture	(11,910)

Net expenses	1,864,546

Net Investment Income	409,132

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	10,232,781
Net change in unrealized depreciation on investments	(109,819,530)

Net realized and unrealized gain (loss)	(99,586,749)

Net Increase (Decrease) in Net Assets From Operations	$(99,177,617)

(a)	Net of foreign withholding taxes of $7,133.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$409,132	$(338,764)
Net realized gain (loss)	10,232,781	73,904,848
Net change in unrealized appreciation (depreciation)	(109,819,530)	16,744,469

Increase (decrease) in net assets from operations	(99,177,617)	90,310,553

From Distributions to Shareholders
Class A	(45,698,470)	(17,629,188)
Class B	(23,625,478)	(9,441,745)
Class E	(3,933,608)	(1,619,585)

Total distributions	(73,257,556)	(28,690,518)

Increase (decrease) in net assets from capital share transactions	55,716,617	(33,173,631)

Total increase (decrease) in net assets	(116,718,556)	28,446,404

Net Assets
Beginning of period	459,174,592	430,728,188

End of period	$342,456,036	$459,174,592

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	7,682	$2,014,922	$21,312	$6,327,387
Reinvestments	235,583	45,698,470	59,774	17,629,188
Redemptions	(40,596)	(10,783,550)	(110,421)	(32,939,256)

Net increase (decrease)	202,669	$36,929,842	(29,335)	$(8,982,681)

Class B
Sales	8,355	$2,047,689	19,308	$5,369,504
Reinvestments	134,926	23,625,478	34,616	9,441,745
Redemptions	(38,246)	(9,438,789)	(126,911)	(35,080,899)

Net increase (decrease)	105,035	$16,234,378	(72,987)	$(20,269,650)

Class E
Sales	894	$223,311	2,235	$652,826
Reinvestments	21,470	3,933,608	5,737	1,619,585
Redemptions	(6,203)	(1,604,522)	(21,650)	(6,193,711)

Net increase (decrease)	16,161	$2,552,397	(13,678)	$(3,921,300)

Increase (decrease) derived from capital shares transactions		$55,716,617		$(33,173,631)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$307.10		$267.73	$262.79	$233.39	$290.82		$270.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39		0.04	0.54	0.60	0.72		0.48
Net realized and unrealized gain (loss)	(67.17)		57.96	24.46	56.79	(27.59)		38.81

Total income (loss) from investment operations	(66.78)		58.00	25.00	57.39	(26.87)		39.29

Less Distributions
Distributions from net investment income	0.00		(0.25)	(0.32)	(0.08)	(0.06)		(0.83)
Distributions from net realized capital gains	(49.68)		(18.38)	(19.74)	(27.91)	(30.50)		(18.41)

Total distributions	(49.68)		(18.63)	(20.06)	(27.99)	(30.56)		(19.24)

Net Asset Value, End of Period	$190.64		$307.10	$267.73	$262.79	$233.39		$290.82

Total Return (%) (b)	(22.02	)(c)	21.95	12.07	25.54	(11.07)		15.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.96	0.98	0.97	0.96		0.96
Net ratio of expenses to average net assets (%) (e)	0.87	(d)	0.87	0.90	0.90	0.88		0.89
Ratio of net investment income (loss) to average net assets (%)	0.29	(d)	0.01	0.24	0.23	0.25		0.17
Portfolio turnover rate (%)	16	(c)	29	35	31	30		28
Net assets, end of period (in millions)	$219.7		$291.6	$262.1	$254.6	$223.9		$275.0

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$283.63		$248.88	$246.17	$220.60	$277.03		$258.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		(0.64)	(0.02)	(0.04)	(0.00	)(f)	(0.21)
Net realized and unrealized gain (loss)	(61.93)		53.77	22.47	53.52	(25.93)		37.02

Total income (loss) from investment operations	(61.88)		53.13	22.45	53.48	(25.93)		36.81

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00		(0.19)
Distributions from net realized capital gains	(49.68)		(18.38)	(19.74)	(27.91)	(30.50)		(18.41)

Total distributions	(49.68)		(18.38)	(19.74)	(27.91)	(30.50)		(18.60)

Net Asset Value, End of Period	$172.07		$283.63	$248.88	$246.17	$220.60		$277.03

Total Return (%) (b)	(22.12	)(c)	21.64	11.79	25.23	(11.30)		14.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(d)	1.21	1.23	1.22	1.21		1.21
Net ratio of expenses to average net assets (%) (e)	1.12	(d)	1.12	1.15	1.15	1.13		1.14
Ratio of net investment income (loss) to average net assets (%)	0.04	(d)	(0.23)	(0.01)	(0.02)	(0.00	)(g)	(0.08)
Portfolio turnover rate (%)	16	(c)	29	35	31	30		28
Net assets, end of period (in millions)	$104.7		$142.8	$143.4	$141.8	$131.1		$170.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$293.73		$256.93	$253.13	$225.95	$282.79	$263.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		(0.38)	0.19	0.21	0.27	0.05
Net realized and unrealized gain (loss)	(64.19)		55.56	23.35	54.88	(26.61)	37.77

Total income (loss) from investment operations	(64.01)		55.18	23.54	55.09	(26.34)	37.82

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(0.44)
Distributions from net realized capital gains	(49.68)		(18.38)	(19.74)	(27.91)	(30.50)	(18.41)

Total distributions	(49.68)		(18.38)	(19.74)	(27.91)	(30.50)	(18.85)

Net Asset Value, End of Period	$180.04		$293.73	$256.93	$253.13	$225.95	$282.79

Total Return (%) (b)	(22.08	)(c)	21.77	11.90	25.35	(11.21)	15.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.11	1.13	1.12	1.11	1.11
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.02	1.05	1.05	1.03	1.04
Ratio of net investment income (loss) to average net assets (%)	0.14	(d)	(0.13)	0.09	0.08	0.10	0.02
Portfolio turnover rate (%)	16	(c)	29	35	31	30	28
Net assets, end of period (in millions)	$18.1		$24.8	$25.2	$24.8	$22.8	$30.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

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value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The

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Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $8,763,347. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,566,399. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

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terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the

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Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$64,037,967	$0	$82,126,913

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$1,770,848	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$321,615,285

Gross unrealized appreciation	73,340,894
Gross unrealized (depreciation)	(22,847,553)

Net unrealized appreciation (depreciation)	$50,493,341

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$239,357	$296,876	$28,451,161	$32,062,065	$28,690,518	$32,358,941

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$2,208,926	$70,778,566	$160,312,873	$—	$233,300,365

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned -28.89%, -28.99%, and -28.96%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned -29.45%.

MARKET ENVIRONMENT / CONDITIONS

The year began with a quarterly decline, as multiple market drivers accounted for the retracement. New Omicron COVID-19 variants, accelerating inflationary pressures, and a sharp increase in the expected trajectory of Federal Reserve (the “Fed”) interest rate increases moved the market tone toward a notable bearish stance. The invasion of Ukraine by Russia sent global markets lower, yet as the impact from these economic and geopolitical events will likely lead to a tightening of financial conditions throughout 2022, continued supply chain disruptions, higher material input costs, and a likely slowing of global economic growth. One immediate result was a rapid increase in the price of domestic oil, which began the year around $75 per barrel but quickly spiked to over $120 during early March. As the year progressed, growing inflationary pressures and the expectation that the Fed will raise rates aggressively continued to put downward pressure on the market and valuation levels investors were willing to pay for stocks. By the end of June, increasing potential of a U.S. recession was added to the list of market concerns. As a result of negative market sentiment, defensive sectors (Utilities and Consumer Staples) outperformed more economically sensitive sectors such as Consumer Discretionary and Communication Services.

Although oil prices stabilized and came off peak levels near the end of the period, the net result is that Energy was by far the best performing sector of the Russell 2000 Growth Index, with a positive 12.61% return for the period. Although stock prices across all market cap categories and investment styles declined somewhat significantly over the first half of the year, small cap stock returns were only modestly behind those of large caps. One trend that has been in place for multiple quarters is that value indexes have far outperformed growth across all market cap categories. Additionally, stocks with stronger underlying fundamentals (higher returns on capital) notably outperformed weaker companies. Richly valued, highly speculative stocks underperformed, as did those with little or no profitability.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Growth Index during the six months ended June 30, 2022. Stock selection in Consumer Discretionary and Financials sectors contributed positively to relative performance. Poor stock selection in the Energy and Communication Services sectors detracted from relative performance in the period.

The Portfolio’s top contributors to performance on the individual security level were Evolent Health, Halozyme Therapeutics, and FTI Consulting. Evolent Health is a healthcare services and technology company that helps providers and payers move towards a value-based payment system. The uniqueness of their products and the high return on investment they provide have enabled them to grow at a rapid pace while expanding margins. This dynamic drove the stock price higher during the period. Halozyme is a pharmaceutical company which licenses core technology to transform partnered drugs from intravenous delivery to subcutaneous delivery. During the first half of the year, the company acquired a drug delivery technology that is complementary to their existing portfolio. We believe this new technology should extend the durability of their royalty stream from partners. FTI Consulting is a consulting firm with deep expertise in legal and financial matters. They grow by adding staff and by optimizing the utilization of their human resources. While they have generally been able to grow steadily over the years, their growth rate is expected to be higher this year, as the legal system has opened up more and the slowing economy is expected to drive more demand for their services, in our view.

The largest detractors to performance were Kornit Digital, MaxLinear, and SiteOne Landscape Supply. Kornit Digital, a manufacturer of digital on-demand printers that service the growing e-commerce sector, saw a sharp selloff due to a rotation away from high growth, high valuation stocks. Also, investors feared that Kornit’s massive growth during the COVID-19 pandemic time period likely pulled forward demand and thus future growth may be more muted. As a result, we sold the company during the period. MaxLinear is a semiconductor company focused on the broadband, connectivity, and infrastructure end markets. Despite several strong quarters in a row, the stock has been under pressure this year due to the semiconductor group sell-off triggered by continued supply chain challenges and fears of demand beginning to weaken. In addition, the announcement of the intent to acquire Silicon Motion in early May was met with broad skepticism over the strategic fit of the deal. SiteOne is a leading distributor of landscape supplies. Underperformance continues to be driven by tough comparables from the pandemic years, as well as rising inflationary pressures.

During the period, we added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling, or our stop-loss was triggered. The largest increases in exposure during the period were our Health Care and Consumer Staples weightings. Among our largest additions within Health Care were Acadia Healthcare and LivaNova. Acadia is a behavioral health company with a strong portfolio of inpatient facilities as well as outpatient addiction centers. They are a leading player in this market, which is still trying to catch up to the unmet medical need. The company has divested a U.K. business that has cleaned up their balance sheet and enabled them to focus on the stronger U.S. market. We believe their fundamentals should continue to be strong. LivaNova is a medical device company with a leading share in cardiopulmonary devices used during complex surgeries and a growth business focused on treating patients with epilepsy using neural stimulation. We expect to see improving growth from epilepsy and think the stock can see

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

additional appreciation as its pipeline of neural stimulation products data supporting their approvals and use. Within Consumer Staples, we purchased Hostess Brands, Bellring Brands and Inter Parfums during the period. Hostess Brands is the second largest player in the sweet baked goods category. Hostess Brands’ iconic brand, attractive growth prospects of the snack category, and differentiated warehouse distribution model makes the company a great open-ended story, in our view. It has the potential to continue to gain market share through accelerating innovation and marketing spend, and opportunistic mergers and acquisitions. Bellring Brands is a category leader in the active nutrition category, offering nutritional products such as protein shakes, powders and bars. We believe this category should benefit from increasing consumer health and wellness awareness. Bellring offers a differentiated product that caters to a broad audience. Inter Parfums is a leading prestige fragrances marketer and distributor with a portfolio of more than 20 brand licenses. The company has a long track record of building fragrance franchises and gaining market share, with ample opportunity acquiring new licenses and expanding internationally.

The largest decreases in exposure during the period were our Consumer Discretionary and Information Technology (“IT”) weightings. Within Consumer Discretionary, we sold Frontdoor and Chuy’s Holdings. Frontdoor is a leading provider of home warranty and repair services. Higher than expected inflationary pressures related to parts and appliances required for repairs pressured profitability and led the company to revise downward its earnings guidance. Chuy’s is a leading casual dining restaurant chain serving Mexican inspired food. The concept was well positioned to benefit from a reopening of the economy. However, the surge in the Omicron variant negatively impacted restaurant dining. Additionally, inflationary expense pressures caused estimates to go lower and the stock to underperform. The stock was sold from the Portfolio during the period in order to help manage portfolio risk. Within IT, the decreases were a function of a reallocation of exposure to more attractive areas of the market as well as in part due to stop-loss triggers.

We manage the Portfolio in a bottom-up fashion, focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ended June 30, 2022, reflected both our repositioning within the Portfolio, as well as market impacts. As a result of individual stock selection, our absolute weights in the Consumer Staples and Health Care sectors increased while weights in the Consumer Discretionary and IT sectors decreased during the period.

As of June 30, 2022, the Portfolio continued to be focused on those higher quality small cap companies that we think have the potential to grow into larger entities. Relative to the Russell 2000 Growth Index, the Portfolio maintained relative overweights to the Healthcare, Consumer Discretionary, Financials and Industrials sectors and underweights to the Energy, Materials and Real Estate sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	-28.89	-26.91	8.30	11.16
Class B	-28.99	-27.11	8.04	10.88
Class E	-28.96	-27.03	8.15	10.99
Russell 2000 Growth Index	-29.45	-33.43	4.80	9.30

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Evolent Health, Inc.- Class A	2.2
KBR, Inc.	2.1
Casella Waste Systems, Inc.- Class A	2.0
Halozyme Therapeutics, Inc.	1.8
Option Care Health, Inc.	1.8
WNS Holdings, Ltd.(ADR)	1.8
Axonics, Inc.	1.7
Advanced Drainage Systems, Inc.	1.6
WillScot Mobile Mini Holdings Corp.	1.6
Inspire Medical Systems, Inc.	1.5

Top Sectors

% of Net Assets
Health Care	24.5
Information Technology	21.3
Industrials	19.2
Consumer Discretionary	12.8
Financials	7.9
Consumer Staples	6.3
Energy	2.6
Communication Services	2.0

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.85%	$1,000.00	$711.10	$3.61
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class B (a)	Actual	1.10%	$1,000.00	$710.10	$4.66
	Hypothetical*	1.10%	$1,000.00	$1,019.34	$5.51

Class E (a)	Actual	1.00%	$1,000.00	$710.40	$4.24
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.6%
Hub Group, Inc. - Class A (a)	30,936	$2,194,600

Auto Components—3.9%
Dorman Products, Inc. (a)	50,354	5,524,337
Fox Factory Holding Corp. (a)	28,058	2,259,791
Gentherm, Inc. (a)	60,635	3,784,231
Patrick Industries, Inc.	52,330	2,712,787

		14,281,146

Banks—2.8%
Ameris Bancorp (b)	78,857	3,168,474
Bancorp, Inc. (The) (a)	162,374	3,169,540
Lakeland Financial Corp.	58,268	3,870,161

		10,208,175

Beverages—0.9%
Primo Water Corp.	232,300	3,108,174

Biotechnology—5.9%
Blueprint Medicines Corp. (a)	34,111	1,722,947
Halozyme Therapeutics, Inc. (a)	148,412	6,530,128
Inhibrx, Inc. (a)(b)	106,956	1,213,951
Insmed, Inc. (a)	131,535	2,593,870
PTC Therapeutics, Inc. (a)	99,288	3,977,477
Vericel Corp. (a)	84,815	2,135,642
Xencor, Inc. (a)	112,790	3,087,062

		21,261,077

Building Products—3.4%
Advanced Drainage Systems, Inc.	63,353	5,706,205
Simpson Manufacturing Co., Inc.	36,627	3,685,042
UFP Industries, Inc.	40,254	2,742,908

		12,134,155

Capital Markets—3.6%
Focus Financial Partners, Inc. - Class A (a)	90,745	3,090,775
Hamilton Lane, Inc. - Class A	66,639	4,476,808
PJT Partners, Inc. - Class A	76,336	5,364,894

		12,932,477

Commercial Services & Supplies—2.8%
Casella Waste Systems, Inc. - Class A (a)	97,992	7,122,058
Driven Brands Holdings, Inc. (a)	105,572	2,907,453

		10,029,511

Communications Equipment—1.4%
Calix, Inc. (a)	87,401	2,983,870
Radware, Ltd. (a)	95,956	2,079,367

		5,063,237

Construction & Engineering—1.6%
WillScot Mobile Mini Holdings Corp. (a)	175,738	5,697,426

Electronic Equipment, Instruments & Components—2.9%
Advanced Energy Industries, Inc.	42,064	$3,069,831
Itron, Inc. (a) (b)	37,218	1,839,686
nLight, Inc. (a ) (b)	101,919	1,041,612
Novanta, Inc. (a)	37,335	4,527,615

		10,478,744

Energy Equipment & Services—2.6%
Cactus, Inc. - Class A (b)	121,821	4,905,732
Noble Corp. (a)	86,040	2,181,114
Weatherford International plc (a)	116,818	2,473,037

		9,559,883

Food Products—2.1%
Hostess Brands, Inc. (a)	90,904	1,928,074
Simply Good Foods Co. (The) (a)	147,382	5,566,618

		7,494,692

Health Care Equipment & Supplies—8.0%
AtriCure, Inc. (a)	95,199	3,889,831
Axonics, Inc. (a) (b)	105,580	5,983,219
CONMED Corp. (b)	42,533	4,072,960
Cutera, Inc. (a) (b)	33,838	1,268,925
LivaNova plc (a)	37,915	2,368,550
Merit Medical Systems, Inc. (a)	87,849	4,767,565
NuVasive, Inc. (a)	84,528	4,155,397
STAAR Surgical Co. (a) (b)	35,684	2,531,066

		29,037,513

Health Care Providers & Services—4.6%
Acadia Healthcare Co., Inc. (a)	65,081	4,401,428
Ensign Group, Inc. (The)	55,493	4,077,071
ModivCare, Inc. (a)	20,510	1,733,095
Option Care Health, Inc. (a)	231,577	6,435,525

		16,647,119

Health Care Technology—3.7%
Evolent Health, Inc. - Class A (a)	260,023	7,985,306
Inspire Medical Systems, Inc. (a)	30,494	5,570,339

		13,555,645

Hotels, Restaurants & Leisure—2.3%
Life Time Group Holdings, Inc. (a) (b)	165,717	2,134,435
Papa John’s International, Inc.	38,164	3,187,457
Texas Roadhouse, Inc.	41,447	3,033,921

		8,355,813

Household Durables—0.8%
Installed Building Products, Inc. (b)	33,773	2,808,563

Insurance—1.5%
BRP Group, Inc. - Class A (a)	112,921	2,727,042
Kinsale Capital Group, Inc.	11,422	2,622,948

		5,349,990

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—0.7%
Cargurus, Inc. (a)	112,727	$2,422,503

Internet & Direct Marketing Retail—0.9%
Shutterstock, Inc.	59,558	3,413,269

IT Services—3.8%
EVERTEC, Inc.	125,366	4,623,498
Perficient, Inc. (a)	32,059	2,939,490
WNS Holdings, Ltd. (ADR) (a)	84,975	6,342,534

		13,905,522

Leisure Products—2.3%
Callaway Golf Co. (a)(b)	142,128	2,899,411
Malibu Boats, Inc. - Class A (a)	61,107	3,220,950
YETI Holdings, Inc. (a)	49,045	2,122,177

		8,242,538

Life Sciences Tools & Services—1.0%
Medpace Holdings, Inc. (a) (b)	25,092	3,755,520

Machinery—4.3%
Albany International Corp. - Class A	63,059	4,968,419
Helios Technologies, Inc.	62,240	4,123,400
RBC Bearings, Inc. (a) (b)	25,050	4,632,997
Shyft Group, Inc. (The)	91,640	1,703,588

		15,428,404

Media—1.3%
TechTarget, Inc. (a)	72,529	4,766,606

Personal Products—2.2%
BellRing Brands, Inc. (a)	76,203	1,896,692
elf Beauty, Inc. (a) (b)	131,216	4,025,707
Inter Parfums, Inc.	25,781	1,883,560

		7,805,959

Pharmaceuticals—2.3%
Pacira BioSciences, Inc. (a)	82,533	4,811,674
Supernus Pharmaceuticals, Inc. (a)	125,633	3,633,306

		8,444,980

Professional Services—3.8%
FTI Consulting, Inc. (a)	21,755	3,934,392
Huron Consulting Group, Inc. (a)	30,749	1,998,378
KBR, Inc.	158,055	7,648,281

		13,581,051

Semiconductors & Semiconductor Equipment—5.0%
MACOM Technology Solutions Holdings, Inc. (a)	102,392	4,720,271
MaxLinear, Inc. (a)	100,756	3,423,689
Rambus, Inc. (a)	223,465	4,802,263
Silicon Laboratories, Inc. (a)	35,433	4,968,415

		17,914,638

Software—6.7%
Blackline, Inc. (a)	30,991	$2,064,001
Box, Inc. - Class A (a)	96,962	2,437,625
Envestnet, Inc. (a)	67,626	3,568,624
Q2 Holdings, Inc. (a) (b)	61,172	2,359,404
Rapid7, Inc. (a) (b)	80,327	5,365,843
Tenable Holdings, Inc. (a)	98,704	4,482,149
Varonis Systems, Inc. (a)	134,235	3,935,770

		24,213,416

Specialty Retail—0.8%
Boot Barn Holdings, Inc. (a)	40,321	2,778,520

Technology Hardware, Storage & Peripherals—1.5%
Pure Storage, Inc. - Class A (a)	212,502	5,463,426

Textiles, Apparel & Luxury Goods—1.8%
Columbia Sportswear Co.	40,719	2,914,666
Oxford Industries, Inc. (b)	39,052	3,465,474

		6,380,140

Trading Companies & Distributors—2.8%
Applied Industrial Technologies, Inc.	32,583	3,133,507
McGrath RentCorp	44,959	3,416,884
SiteOne Landscape Supply, Inc. (a)	29,768	3,538,522

		10,088,913

Total Common Stocks (Cost $340,463,764)		348,803,345

Short-Term Investment—3.2%

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $11,758,753; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $11,993,864.	11,758,639	11,758,639

Total Short-Term Investments (Cost $11,758,639)		11,758,639

Securities Lending Reinvestments (c)—5.8%

Repurchase Agreements—4.1%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $4,000,172; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $4,080,000.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $1,000,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $1,021,403.	1,000,000	$1,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $500,153; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $510,702.	500,000	500,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $900,298; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $992,526.	900,000	900,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $4,068,772; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $4,150,147.	4,068,604	4,068,604
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $100,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $102,038.	100,000	100,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $400,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $408,153.	400,000	400,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $200,009; collateralized by various Common Stock with an aggregate market value of $222,274.	200,000	200,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $200,010; collateralized by various Common Stock with an aggregate market value of $222,274.	200,000	200,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $300,097; collateralized by various Common Stock with an aggregate market value of $333,548.	300,000	300,000

Security Description	Shares/ Principal Amount	Value

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $2,000,092; collateralized by various Common Stock with an aggregate market value of $2,200,101.	2,000,000	$2,000,000

		14,668,604

Mutual Funds—1.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (d)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (d)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (d)	2,000,000	2,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $20,668,604)		20,668,604

Total Investments—105.6% (Cost $372,891,007)		381,230,588
Other assets and liabilities (net)— (5.6)%		(20,193,748)

Net Assets — 100.0%		$361,036,840

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $19,900,810 and the collateral received consisted of cash in the amount of $20,668,604 and non-cash collateral with a value of $120,100. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviation

Other Abbreviation

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$348,803,345	$—	$—	$348,803,345
Total Short-Term Investment*	—	11,758,639	—	11,758,639
Securities Lending Reinvestments
Repurchase Agreements	—	14,668,604	—	14,668,604
Mutual Funds	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	14,668,604	—	20,668,604
Total Investments	$354,803,345	$26,427,243	$—	$381,230,588

Collateral for Securities Loaned (Liability)	$—	$(20,668,604)	$—	$(20,668,604)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)(b)	$381,230,588
Receivable for:
Investments sold	2,163,389
Fund shares sold	110,370
Dividends and interest	91,351

Total Assets	383,595,698

Liabilities
Collateral for securities loaned	20,668,604
Payables for:
Investments purchased	1,370,185
Fund shares redeemed	7,227
Accrued Expenses:
Management fees	241,587
Distribution and service fees	10,661
Deferred trustees’ fees	156,692
Other expenses	103,902

Total Liabilities	22,558,858

Net Assets	$361,036,840

Net Assets Consist of:
Paid in surplus	$356,750,741
Distributable earnings (Accumulated losses)	4,286,099

Net Assets	$361,036,840

Net Assets
Class A	$307,596,212
Class B	48,115,393
Class E	5,325,235
Capital Shares Outstanding*
Class A	35,129,976
Class B	6,538,893
Class E	669,229
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.76
Class B	7.36
Class E	7.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $372,891,007.
(b)	Includes securities loaned at value of $19,900,810.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$916,173
Interest	2,666
Securities lending income	18,227

Total investment income	937,066

Expenses
Management fees	1,855,790
Administration fees	14,647
Custodian and accounting fees	23,687
Distribution and service fees—Class B	69,984
Distribution and service fees—Class E	4,736
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	11,341
Insurance	1,755
Miscellaneous (b)	3,113

Total expenses	2,027,747
Less management fee waiver	(196,281)
Less broker commission recapture	(11,116)

Net expenses	1,820,350

Net Investment Loss	(883,284)

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,631,081)
Net change in unrealized depreciation on investments	(140,844,294)

Net realized and unrealized gain (loss)	(143,475,375)

Net Increase (Decrease) in Net Assets From Operations	$(144,358,659)

(a)	Net of foreign withholding taxes of $4,862.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(883,284)	$(3,040,974)
Net realized gain (loss)	(2,631,081)	91,572,230
Net change in unrealized appreciation (depreciation)	(140,844,294)	(38,891,104)

Increase (decrease) in net assets from operations	(144,358,659)	49,640,152

From Distributions to Shareholders
Class A	(74,222,354)	(37,984,758)
Class B	(13,256,017)	(7,367,362)
Class E	(1,378,579)	(807,091)

Total distributions	(88,856,950)	(46,159,211)

Increase (decrease) in net assets from capital share transactions	100,354,794	(20,168,714)

Total increase (decrease) in net assets	(132,860,815)	(16,687,773)

Net Assets
Beginning of period	493,897,655	510,585,428

End of period	$361,036,840	$493,897,655

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,233,544	$16,381,443	527,040	$8,715,883
Reinvestments	8,580,619	74,222,354	2,430,247	37,984,758
Redemptions	(225,580)	(3,021,360)	(3,717,418)	(63,225,882)

Net increase (decrease)	9,588,583	$87,582,437	(760,131)	$(16,525,241)

Class B
Sales	191,108	$2,121,556	236,012	$3,510,657
Reinvestments	1,823,386	13,256,017	534,642	7,367,362
Redemptions	(328,622)	(3,630,576)	(950,468)	(14,088,049)

Net increase (decrease)	1,685,872	$11,746,997	(179,814)	$(3,210,030)

Class E
Sales	9,958	$115,738	13,353	$205,773
Reinvestments	175,392	1,378,579	55,394	807,091
Redemptions	(38,111)	(468,957)	(93,122)	(1,446,307)

Net increase (decrease)	147,239	$1,025,360	(24,375)	$(433,443)

Increase (decrease) derived from capital shares transactions		$100,354,794		$(20,168,714)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.30		$16.31	$14.03	$13.19	$14.98	$12.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.09)	(0.07)	(0.06)	(0.01)	(0.06)
Net realized and unrealized gain (loss)	(4.71)		1.65	4.16	3.41	0.43	3.32

Total income (loss) from investment operations	(4.74)		1.56	4.09	3.35	0.42	3.26

Less Distributions
Distributions from net realized capital gains	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Total distributions	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Net Asset Value, End of Period	$8.76		$16.30	$16.31	$14.03	$13.19	$14.98

Total Return (%) (b)	(28.89	)(c)	10.00	34.34	26.88	0.55	27.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.95	0.97	0.98	0.96	0.97
Net ratio of expenses to average net assets (%) (e)	0.85	(d)	0.86	0.88	0.89	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.39	)(d)	(0.57)	(0.52)	(0.45)	(0.09)	(0.45)
Portfolio turnover rate (%)	17	(c)	44	57	47	44	40
Net assets, end of period (in millions)	$307.6		$416.3	$428.9	$283.4	$240.4	$298.0

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.35		$14.57	$12.76	$12.22	$14.05	$11.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.12)	(0.09)	(0.09)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	(4.15)		1.47	3.71	3.14	0.43	3.12

Total income (loss) from investment operations	(4.19)		1.35	3.62	3.05	0.38	3.03

Less Distributions
Distributions from net realized capital gains	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Total distributions	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Net Asset Value, End of Period	$7.36		$14.35	$14.57	$12.76	$12.22	$14.05

Total Return (%) (b)	(28.99	)(c)	9.74	34.04	26.51	0.28	26.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(d)	1.20	1.22	1.23	1.21	1.22
Net ratio of expenses to average net assets (%) (e)	1.10	(d)	1.11	1.13	1.14	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.64	)(d)	(0.81)	(0.78)	(0.70)	(0.33)	(0.70)
Portfolio turnover rate (%)	17	(c)	44	57	47	44	40
Net assets, end of period (in millions)	$48.1		$69.6	$73.3	$63.8	$57.8	$66.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.19		$15.32	$13.31	$12.64	$14.45	$11.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.11)	(0.08)	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	(4.40)		1.55	3.90	3.26	0.43	3.20

Total income (loss) from investment operations	(4.43)		1.44	3.82	3.18	0.40	3.12

Less Distributions
Distributions from net realized capital gains	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Total distributions	(2.80)		(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Net Asset Value, End of Period	$7.96		$15.19	$15.32	$13.31	$12.64	$14.45

Total Return (%) (b)	(28.96	)(c)	9.86	34.15	26.68	0.43	26.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.10	1.12	1.13	1.11	1.12
Net ratio of expenses to average net assets (%) (e)	1.00	(d)	1.01	1.03	1.04	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.54	)(d)	(0.70)	(0.68)	(0.60)	(0.22)	(0.60)
Portfolio turnover rate (%)	17	(c)	44	57	47	44	40
Net assets, end of period (in millions)	$5.3		$7.9	$8.4	$7.4	$7.0	$7.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primary due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $11,758,639. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,668,604. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$80,163,370	$0	$70,629,523

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$1,855,790	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$373,072,288

Gross unrealized appreciation	45,290,593
Gross unrealized (depreciation)	(37,132,293)

Net unrealized appreciation (depreciation)	$8,158,300

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$—	$46,159,211	$44,930,173	$46,159,211	$44,930,173

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$88,677,929	$149,002,594	$—	$237,680,523

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned -10.39%, -10.46%, -10.44%, and -10.46%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -10.35%.

MARKET ENVIRONMENT / CONDITIONS

U.S. economic growth declined during the first half of 2022 due to multiple headwinds in the economy. First quarter Gross Domestic Product (“GDP”) reported a decline of -1.5% and the Federal Reserve (the “Fed”) predicted a further decline would follow the release of second quarter GDP. Accommodative monetary and fiscal policies in response to COVID-19, coupled with supply disruptions from the pandemic, the Russia-Ukraine war and China’s zero-COVID policy, increased prices globally. The U.S. inflation rate, 8.6% through May 2022, was the highest since 1981. Embedded inflation decreased consumer demand and forced the Fed to tighten monetary policy.

The Fed reversed monetary policy at the beginning of the year. With inflation remaining well above the long-term target rate of 2%, the Fed increased the Federal Funds Target Rate by 0.25% in March, 0.50% in May and 0.75% in June to a current target range of 1.50%—1.75%. Additionally, The Fed began to unwind its asset purchase program. The Fed committee anticipated further tightening as it remained strongly committed to restoring inflation to its 2% target.

U.S. Treasury rates ended the second quarter of 2022 substantially higher. Two-year and five-year Treasury rates increased from 2.20% and 1.75% to 2.92% and 3.00%, respectively, while the 10-year and 30-year Treasury rates increased more modestly by 1.48% and 1.23% to 2.97% and 3.12%, respectively. The front end of the curve steepened dramatically as the difference between the two-year and 10-year Treasury yield decreased -0.72%, whereas the 10-year and 30-year Treasury yield difference decreased -0.24%.

The Bloomberg U.S. Aggregate Bond Index returned -10.35% during the first six months of 2022. The best performing sector was Asset-Backed Securities (“ABS”), returning -3.77%. Corporates and Government-Related were the worst performing sectors, returning -14.39% and -9.17%, respectively. Option adjusted spreads widened the most in the Corporate and ABS sectors, by 0.63% and 0.37% to 1.55% and 0.75%, respectively, whereas the Government-Related sector widened by 0.15%, to 0.59%. Option adjusted spreads for the Index widened from 0.19% to end the quarter at 0.55%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Bloomberg U.S. Aggregate Bond Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	-10.39	-10.55	0.65	1.30
Class B	-10.46	-10.71	0.40	1.04
Class E	-10.44	-10.68	0.50	1.14
Class G	-10.46	-10.79	0.36	0.99
Bloomberg U.S. Aggregate Bond Index	-10.35	-10.29	0.88	1.54

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	70.7
Corporate Bonds & Notes	25.4
Foreign Government	1.5
Mortgage-Backed Securities	1.1
Municipals	0.6
Asset-Backed Securities	0.3

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.27%	$1,000.00	$896.10	$1.27
	Hypothetical*	0.27%	$1,000.00	$1,023.46	$1.35

Class B (a)	Actual	0.52%	$1,000.00	$895.40	$2.44
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class E (a)	Actual	0.42%	$1,000.00	$895.60	$1.97
	Hypothetical*	0.42%	$1,000.00	$1,022.71	$2.11

Class G (a)	Actual	0.57%	$1,000.00	$895.40	$2.68
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—70.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—28.9%
Fannie Mae 15 Yr. Pool 1.500%, 04/01/36	1,689,120	$1,540,697
1.500%, 05/01/36	4,306,571	3,928,153
1.500%, 09/01/36	1,833,493	1,672,385
1.500%, 11/01/36	2,826,734	2,578,349
1.500%, 02/01/37	2,413,353	2,201,292
2.000%, 11/01/35	9,174,225	8,607,987
2.000%, 12/01/35	3,576,145	3,355,424
2.000%, 09/01/36	4,483,494	4,192,301
2.000%, 12/01/36	2,817,666	2,634,665
2.000%, 02/01/37	960,220	897,841
2.500%, 12/01/27	874,828	863,040
2.500%, 02/01/28	765,313	755,001
2.500%, 07/01/28	1,376,478	1,358,213
2.500%, 10/01/28	863,161	851,707
2.500%, 03/01/30	903,916	887,328
2.500%, 09/01/31	1,495,735	1,464,267
2.500%, 01/01/32	469,615	459,735
2.500%, 04/01/32	1,086,641	1,059,312
2.500%, 09/01/32	264,105	257,462
2.500%, 12/01/34	833,523	802,643
2.500%, 09/01/35	789,464	758,039
3.000%, 01/01/27	260,692	260,288
3.000%, 02/01/27	440,769	440,086
3.000%, 03/01/27	210,127	209,837
3.000%, 01/01/29	1,523,449	1,520,656
3.000%, 10/01/29	592,870	588,298
3.000%, 06/01/30	708,404	703,223
3.000%, 02/01/33	745,960	738,573
3.000%, 01/01/36	879,176	863,297
3.500%, 02/01/26	302,693	302,364
3.500%, 03/01/26	203,868	203,654
3.500%, 05/01/29	563,604	565,645
3.500%, 08/01/32	199,662	200,234
3.500%, 03/01/34	288,741	288,786
4.000%, 06/01/24	24,772	25,067
4.000%, 11/01/24	165,959	167,933
4.500%, 08/01/24	51,365	51,973
4.500%, 06/01/25	121,847	123,508
5.000%, 02/01/24	6,935	6,981
Fannie Mae 20 Yr. Pool 2.000%, 02/01/41	2,511,653	2,249,151
2.000%, 06/01/41	2,256,548	2,019,962
2.500%, 02/01/41	1,882,941	1,740,864
3.000%, 02/01/33	587,617	574,132
3.000%, 08/01/35	681,517	664,977
3.000%, 05/01/36	794,466	775,136
3.500%, 04/01/32	464,613	464,210
3.500%, 09/01/35	621,650	618,429
3.500%, 07/01/38	444,305	436,399
4.000%, 02/01/31	207,593	211,241
4.000%, 03/01/38	422,627	426,338
4.500%, 08/01/30	119,450	123,069
5.000%, 02/01/24	14,458	14,496
5.000%, 09/01/25	27,059	27,671
5.500%, 07/01/23	6,143	6,163

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 01/01/24	6,986	7,024
5.500%, 07/01/24	22,968	23,809
5.500%, 07/01/25	30,976	32,156
Fannie Mae 30 Yr. Pool 1.500%, 03/01/51	3,616,368	3,008,894
1.500%, 04/01/51	4,580,502	3,810,605
1.500%, 10/01/51	963,501	800,962
2.000%, 10/01/50	10,233,720	8,937,371
2.000%, 11/01/50	8,052,851	7,032,763
2.000%, 12/01/50	4,106,400	3,586,225
2.000%, 01/01/51	10,089,712	8,811,606
2.000%, 02/01/51	4,256,217	3,717,064
2.000%, 04/01/51	8,890,572	7,735,468
2.000%, 05/01/51	4,530,075	3,941,155
2.000%, 06/01/51	8,249,442	7,176,357
2.000%, 08/01/51	2,339,279	2,034,623
2.000%, 09/01/51	4,728,287	4,112,133
2.000%, 10/01/51	6,680,013	5,809,007
2.000%, 11/01/51	1,926,448	1,675,109
2.000%, 12/01/51	4,848,965	4,215,957
2.000%, 01/01/52	2,922,427	2,540,692
2.000%, 02/01/52	3,923,149	3,410,393
2.000%, 03/01/52	1,935,841	1,680,623
2.000%, 04/01/52	1,978,782	1,717,903
2.500%, 01/01/50	1,042,793	948,091
2.500%, 03/01/50	956,485	866,456
2.500%, 05/01/50	2,318,045	2,098,607
2.500%, 07/01/50	3,761,298	3,403,202
2.500%, 08/01/50	6,742,193	6,098,477
2.500%, 09/01/50	5,432,674	4,912,518
2.500%, 11/01/50	1,335,721	1,207,109
2.500%, 12/01/50	2,076,409	1,875,918
2.500%, 01/01/51	2,153,549	1,945,028
2.500%, 02/01/51	1,073,006	968,821
2.500%, 05/01/51	3,347,720	3,019,913
2.500%, 07/01/51	4,435,340	3,999,659
2.500%, 08/01/51	2,252,065	2,030,498
2.500%, 09/01/51	7,346,902	6,622,944
2.500%, 10/01/51	5,608,296	5,054,791
2.500%, 12/01/51	6,724,322	6,058,588
2.500%, 01/01/52	2,909,145	2,620,677
2.500%, 02/01/52	7,796,871	7,023,367
2.500%, 03/01/52	980,265	882,351
2.500%, 04/01/52	5,427,337	4,884,385
2.500%, 05/01/52	1,984,381	1,785,555
3.000%, 08/01/42	731,458	699,663
3.000%, 09/01/42	639,745	611,936
3.000%, 11/01/42	1,025,264	980,697
3.000%, 12/01/42	682,425	652,761
3.000%, 01/01/43	468,939	448,555
3.000%, 03/01/43	1,014,863	969,573
3.000%, 05/01/43	1,119,333	1,069,381
3.000%, 07/01/43	2,190,525	2,092,769
3.000%, 09/01/43	593,526	567,039
3.000%, 05/01/45	1,445,708	1,372,353

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 05/01/46	778,636	$738,112
3.000%, 06/01/46	1,059,966	1,004,800
3.000%, 08/01/46	1,143,234	1,083,734
3.000%, 02/01/47	1,569,355	1,487,677
3.000%, 11/01/49	714,915	672,375
3.000%, 12/01/49	1,279,810	1,203,657
3.000%, 01/01/50	1,334,205	1,254,815
3.000%, 02/01/50	647,745	609,202
3.000%, 04/01/50	19,562	18,358
3.000%, 05/01/50	2,659,464	2,495,333
3.000%, 07/01/50	984,919	923,755
3.000%, 08/01/50	4,042,283	3,790,477
3.000%, 11/01/51	2,753,497	2,570,682
3.000%, 12/01/51	2,363,181	2,205,366
3.000%, 04/01/52	3,948,791	3,680,563
3.000%, 05/01/52	5,950,420	5,545,072
3.000%, 06/01/52	3,487,955	3,249,675
3.500%, 12/01/40	459,087	451,648
3.500%, 03/01/42	471,562	463,503
3.500%, 05/01/42	809,725	795,886
3.500%, 06/01/42	563,933	554,295
3.500%, 08/01/42	341,108	335,279
3.500%, 09/01/42	1,500,049	1,474,412
3.500%, 01/01/43	533,694	524,574
3.500%, 02/01/43	1,096,657	1,077,915
3.500%, 06/01/43	724,790	705,858
3.500%, 08/01/44	725,923	712,782
3.500%, 02/01/45	807,666	793,045
3.500%, 03/01/45	857,890	839,687
3.500%, 04/01/45	1,314,589	1,286,695
3.500%, 09/01/45	695,102	680,352
3.500%, 11/01/45	715,314	700,135
3.500%, 01/01/46	851,909	833,833
3.500%, 03/01/46	796,909	779,115
3.500%, 05/01/46	559,794	547,294
3.500%, 11/01/47	1,326,701	1,295,449
3.500%, 03/01/48	1,074,242	1,048,873
3.500%, 02/01/49	260,782	254,623
3.500%, 08/01/49	311,863	303,079
3.500%, 10/01/49	649,187	630,901
3.500%, 01/01/50	433,261	421,058
3.500%, 02/01/50	212,391	206,409
3.500%, 05/01/50	977,940	946,430
3.500%, 02/01/51	1,713,894	1,656,037
3.500%, 04/01/52	3,927,855	3,780,671
3.500%, 06/01/52	2,004,107	1,928,697
4.000%, 08/01/39	342,676	346,270
4.000%, 09/01/39	265,452	268,236
4.000%, 12/01/39	321,847	325,223
4.000%, 06/01/40	297,086	300,180
4.000%, 09/01/40	196,924	198,975
4.000%, 12/01/40	1,818,078	1,837,010
4.000%, 01/01/41	745,927	753,694
4.000%, 12/01/41	317,273	320,551
4.000%, 02/01/42	421,251	425,604

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 09/01/43	578,540	583,935
4.000%, 05/01/44	602,826	607,441
4.000%, 08/01/44	1,064,388	1,072,537
4.000%, 10/01/44	311,453	313,838
4.000%, 11/01/44	853,532	854,185
4.000%, 01/01/45	725,601	731,156
4.000%, 03/01/45	469,169	470,993
4.000%, 10/01/45	651,190	653,721
4.000%, 03/01/47	205,279	205,390
4.000%, 05/01/47	216,615	216,733
4.000%, 06/01/47	1,484,582	1,485,384
4.000%, 07/01/47	350,410	350,600
4.000%, 10/01/47	526,675	526,960
4.000%, 05/01/48	591,946	591,618
4.000%, 06/01/48	497,675	497,399
4.000%, 07/01/48	374,181	373,974
4.000%, 09/01/48	181,748	181,648
4.000%, 10/01/48	285,910	285,752
4.000%, 11/01/48	348,689	348,496
4.000%, 04/01/49	589,762	587,809
4.000%, 02/01/50	634,616	632,514
4.000%, 03/01/50	679,614	677,363
4.000%, 09/01/50	525,035	519,000
4.000%, 07/01/52	3,252,842	3,209,746
4.500%, 08/01/33	63,014	65,034
4.500%, 10/01/33	69,540	71,769
4.500%, 04/01/34	51,391	53,016
4.500%, 01/01/39	18,766	19,338
4.500%, 07/01/39	469,013	483,313
4.500%, 09/01/39	578,227	595,857
4.500%, 10/01/39	348,676	359,307
4.500%, 05/01/40	446,109	459,685
4.500%, 08/01/40	511,141	526,696
4.500%, 11/01/40	291,003	299,859
4.500%, 12/01/40	697,405	718,628
4.500%, 04/01/41	1,762,164	1,815,598
4.500%, 05/01/41	346,711	357,205
4.500%, 03/01/44	242,494	248,838
4.500%, 08/01/47	506,184	515,431
4.500%, 10/01/48	260,909	265,307
4.500%, 12/01/48	345,611	351,437
5.000%, 07/01/33	37,737	39,558
5.000%, 08/01/33	167,586	175,672
5.000%, 09/01/33	62,078	65,074
5.000%, 10/01/33	672,745	705,205
5.000%, 03/01/34	76,673	80,372
5.000%, 04/01/34	155,505	163,419
5.000%, 05/01/34	25,457	26,814
5.000%, 09/01/34	110,470	116,357
5.000%, 02/01/35	46,768	49,260
5.000%, 04/01/35	25,269	26,550
5.000%, 05/01/35	15,346	16,124
5.000%, 11/01/35	45,052	47,336
5.000%, 03/01/36	165,519	173,910
5.000%, 07/01/37	127,539	134,146

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 01/01/39	128,294	$134,940
5.000%, 04/01/40	366,542	386,220
5.000%, 07/01/41	240,557	253,553
5.000%, 04/01/49	463,391	475,071
5.500%, 10/01/32	10,437	11,098
5.500%, 02/01/33	31,863	33,883
5.500%, 03/01/33	7,409	7,894
5.500%, 08/01/33	93,878	100,015
5.500%, 10/01/33	40,002	42,617
5.500%, 12/01/33	201,053	214,196
5.500%, 02/01/34	38,436	41,002
5.500%, 03/01/34	28,731	30,649
5.500%, 04/01/34	13,969	14,902
5.500%, 09/01/34	63,873	68,138
5.500%, 12/01/34	44,690	47,673
5.500%, 01/01/35	42,747	45,601
5.500%, 04/01/35	8,061	8,609
5.500%, 06/01/35	43,877	46,858
5.500%, 01/01/37	60,735	64,866
5.500%, 05/01/37	43,895	46,871
5.500%, 05/01/38	28,089	29,985
5.500%, 06/01/38	28,991	30,948
6.000%, 08/01/28	441	442
6.000%, 11/01/28	165	171
6.000%, 12/01/28	261	275
6.000%, 06/01/31	24,843	26,027
6.000%, 09/01/32	28,193	30,249
6.000%, 01/01/33	4,776	5,055
6.000%, 02/01/33	31,952	34,022
6.000%, 03/01/33	34,191	34,705
6.000%, 04/01/33	69,598	72,404
6.000%, 05/01/33	66,961	70,333
6.000%, 05/01/34	58,376	60,795
6.000%, 09/01/34	55,370	58,841
6.000%, 01/01/35	30,655	32,362
6.000%, 07/01/36	9,998	10,797
6.000%, 09/01/36	44,452	48,249
6.000%, 07/01/37	41,036	43,422
6.000%, 08/01/37	71,851	78,227
6.000%, 10/01/37	41,669	45,366
6.000%, 12/01/38	44,459	48,458
6.500%, 05/01/28	11,384	12,004
6.500%, 12/01/28	40,933	42,086
6.500%, 03/01/29	1,104	1,162
6.500%, 04/01/29	9,278	9,834
6.500%, 05/01/29	762	795
6.500%, 08/01/29	371	389
6.500%, 05/01/30	9,663	9,910
6.500%, 09/01/31	2,967	3,084
6.500%, 06/01/32	6,869	7,483
6.500%, 10/01/33	15,245	15,549
6.500%, 10/01/34	95,841	104,641
6.500%, 10/01/37	12,734	13,736
7.000%, 06/01/26	161	164
7.000%, 06/01/28	4,335	4,429

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 10/01/29	2,117	2,282
7.000%, 06/01/32	21,089	22,927
7.000%, 10/01/37	59,238	66,393
7.500%, 09/01/25	873	904
7.500%, 06/01/26	925	962
7.500%, 07/01/29	3,000	3,230
7.500%, 10/01/29	1,748	1,804
8.000%, 11/01/29	42	46
8.000%, 05/01/30	11,910	12,625
8.000%, 11/01/30	545	584
8.000%, 01/01/31	631	670
8.000%, 02/01/31	1,630	1,800
Fannie Mae-ACES 1.610%, 03/25/31	1,512,930	1,414,274
2.190%, 01/25/30	1,435,000	1,317,404
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	293,161	289,480
2.500%, 02/01/28	810,409	800,404
2.500%, 04/01/28	573,175	566,099
2.500%, 12/01/29	812,453	800,578
2.500%, 01/01/31	1,152,698	1,132,612
2.500%, 01/01/32	1,956,373	1,917,023
3.000%, 03/01/27	250,314	250,155
3.000%, 05/01/27	349,966	349,804
3.000%, 11/01/28	490,536	490,085
3.000%, 12/01/29	888,575	882,543
3.000%, 05/01/31	1,029,410	1,021,480
3.500%, 12/01/25	224,404	224,362
3.500%, 05/01/26	78,532	78,520
3.500%, 09/01/30	779,737	783,622
4.000%, 05/01/25	89,945	90,955
4.000%, 08/01/25	49,946	50,507
4.000%, 10/01/25	95,531	96,604
5.500%, 01/01/24	15,121	15,272
Freddie Mac 15 Yr. Pool 1.500%, 03/01/36	1,645,576	1,500,969
1.500%, 05/01/36	4,315,082	3,935,888
2.000%, 10/01/35	2,588,912	2,429,151
2.000%, 11/01/35	2,039,526	1,913,667
2.000%, 06/01/36	2,555,131	2,389,177
2.500%, 08/01/35	1,353,716	1,299,853
3.000%, 10/01/32	508,722	503,685
3.000%, 03/01/35	809,445	795,917
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	932,070	911,573
3.000%, 02/01/37	968,672	946,002
3.500%, 04/01/32	583,986	584,032
4.000%, 01/01/31	224,558	228,708
4.000%, 08/01/31	243,901	248,470
4.500%, 05/01/29	54,702	56,401
5.000%, 03/01/27	23,289	23,899
Freddie Mac 20 Yr. Pool 1.500%, 01/01/42	2,907,479	2,455,846
2.000%, 03/01/41	2,125,845	1,904,487
2.000%, 12/01/41	2,887,148	2,580,481
2.500%, 02/01/41	1,586,127	1,466,561

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	1,032,981	$989,016
3.000%, 01/01/43	731,678	700,536
3.000%, 03/01/43	662,618	634,416
3.000%, 04/01/43	1,544,675	1,477,144
3.000%, 06/01/43	978,090	935,340
3.000%, 06/01/45	1,083,762	1,029,823
3.000%, 06/01/46	1,076,886	1,021,873
3.000%, 11/01/46	1,199,389	1,138,118
3.000%, 01/01/47	2,115,154	2,007,100
3.500%, 01/01/42	344,283	338,917
3.500%, 03/01/42	312,885	307,826
3.500%, 02/01/43	538,988	530,274
3.500%, 05/01/43	813,013	800,193
3.500%, 06/01/43	489,657	481,936
3.500%, 06/01/44	396,517	389,708
3.500%, 10/01/44	499,333	490,758
3.500%, 11/01/44	989,140	972,168
3.500%, 12/01/44	596,509	586,265
3.500%, 05/01/45	766,144	750,602
3.500%, 08/01/45	1,402,662	1,374,228
3.500%, 11/01/45	748,243	733,065
3.500%, 12/01/45	463,280	453,882
3.500%, 03/01/46	1,329,544	1,301,896
3.500%, 06/01/47	609,992	596,194
3.500%, 08/01/47	398,900	389,877
3.500%, 11/01/47	528,106	516,160
4.000%, 06/01/39	201,927	204,226
4.000%, 12/01/39	379,162	383,479
4.000%, 11/01/40	275,927	279,063
4.000%, 04/01/41	331,690	335,428
4.000%, 09/01/41	294,908	298,232
4.000%, 10/01/41	809,439	818,563
4.000%, 11/01/41	251,174	254,005
4.000%, 07/01/44	644,088	649,616
4.000%, 10/01/44	497,108	501,375
4.000%, 07/01/45	797,917	801,774
4.000%, 01/01/46	720,226	723,707
4.000%, 02/01/46	409,236	411,214
4.000%, 06/01/47	650,680	651,639
4.000%, 10/01/47	347,833	348,346
4.000%, 11/01/47	332,389	332,879
4.000%, 03/01/48	526,675	527,451
4.000%, 05/01/48	241,396	241,489
4.000%, 10/01/48	269,115	269,219
4.000%, 11/01/48	322,723	322,847
4.000%, 01/01/49	191,324	191,397
4.500%, 10/01/35	116,045	120,507
4.500%, 06/01/38	173,611	180,287
4.500%, 02/01/39	105,028	108,339
4.500%, 03/01/39	125,441	129,384
4.500%, 04/01/39	161,958	167,048
4.500%, 09/01/39	176,103	181,638
4.500%, 10/01/39	442,691	456,603
4.500%, 11/01/39	126,047	130,008
4.500%, 01/01/40	124,208	128,111

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 05/01/40	178,003	183,602
4.500%, 11/01/40	271,419	279,956
4.500%, 02/01/41	49,459	51,005
4.500%, 05/01/41	179,336	184,938
4.500%, 06/01/41	109,584	113,007
4.500%, 12/01/43	213,602	220,053
4.500%, 12/01/45	315,547	324,104
4.500%, 08/01/47	483,426	492,754
4.500%, 08/01/48	200,401	203,972
4.500%, 10/01/48	351,158	357,415
4.500%, 12/01/48	217,144	221,013
5.000%, 10/01/33	185,906	195,087
5.000%, 03/01/34	26,543	27,988
5.000%, 08/01/35	156,958	165,124
5.000%, 09/01/35	49,113	51,667
5.000%, 10/01/35	7,880	8,290
5.000%, 01/01/36	153,588	161,579
5.000%, 04/01/38	85,991	90,599
5.000%, 11/01/39	404,936	426,817
5.000%, 05/01/40	441,145	465,258
5.500%, 06/01/34	34,198	36,520
5.500%, 10/01/35	78,265	83,680
5.500%, 01/01/36	85,746	91,678
5.500%, 12/01/37	106,855	114,265
5.500%, 04/01/38	50,903	54,400
5.500%, 07/01/38	56,985	60,900
6.000%, 11/01/28	1,994	2,082
6.000%, 12/01/28	1,495	1,573
6.000%, 04/01/29	705	731
6.000%, 06/01/31	1,026	1,075
6.000%, 07/01/31	212	227
6.000%, 09/01/31	35,804	36,850
6.000%, 11/01/32	6,822	7,236
6.000%, 11/01/35	31,677	34,090
6.000%, 02/01/36	38,503	40,767
6.000%, 08/01/36	19,242	20,949
6.000%, 01/01/37	21,754	23,260
6.500%, 02/01/30	3,475	3,661
6.500%, 08/01/31	2,720	2,946
6.500%, 11/01/31	5,984	6,499
6.500%, 03/01/32	100,777	108,859
6.500%, 04/01/32	97,413	105,529
6.500%, 11/01/37	30,391	33,595
7.000%, 12/01/27	378	401
7.000%, 11/01/28	763	819
7.000%, 04/01/29	1,112	1,199
7.000%, 05/01/29	415	438
7.000%, 07/01/29	155	159
7.000%, 01/01/31	31,719	32,980
7.500%, 10/01/27	2,369	2,519
7.500%, 10/01/29	3,523	3,836
7.500%, 05/01/30	6,078	6,532
8.000%, 02/01/27	885	934
8.000%, 10/01/28	1,530	1,637

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Pool 1.500%, 03/01/51	3,617,178	$3,009,799
1.500%, 04/01/51	4,573,065	3,804,709
1.500%, 05/01/51	2,301,692	1,914,732
2.000%, 10/01/50	3,925,616	3,428,344
2.000%, 11/01/50	4,050,014	3,536,984
2.000%, 12/01/50	6,614,458	5,776,582
2.000%, 01/01/51	10,092,524	8,814,069
2.000%, 02/01/51	4,247,025	3,709,040
2.000%, 05/01/51	8,089,238	7,037,611
2.000%, 06/01/51	4,577,823	3,982,336
2.000%, 07/01/51	5,559,893	4,836,227
2.000%, 08/01/51	4,568,729	3,973,716
2.000%, 12/01/51	6,766,493	5,883,154
2.500%, 03/01/50	1,725,399	1,563,046
2.500%, 07/01/50	6,913,536	6,255,531
2.500%, 09/01/50	3,105,806	2,808,528
2.500%, 10/01/50	2,505,661	2,265,151
2.500%, 12/01/50	3,462,234	3,128,035
2.500%, 04/01/51	4,551,912	4,106,886
2.500%, 07/01/51	6,230,946	5,618,870
2.500%, 08/01/51	4,343,370	3,916,041
2.500%, 12/01/51	2,400,006	2,162,390
3.000%, 01/01/48	456,033	430,677
3.000%, 09/01/49	1,025,252	964,254
3.000%, 12/01/49	1,320,710	1,242,134
3.000%, 02/01/50	672,012	632,031
3.000%, 04/01/50	1,190,861	1,117,586
3.000%, 05/01/50	1,138,769	1,068,480
3.000%, 07/01/50	1,017,150	953,977
3.000%, 11/01/50	1,119,386	1,049,002
3.500%, 10/01/47	546,292	533,420
3.500%, 04/01/49	366,484	356,162
3.500%, 05/01/49	238,245	231,535
3.500%, 10/01/49	505,762	491,517
3.500%, 03/01/50	683,790	664,531
3.500%, 06/01/50	1,330,876	1,287,624
3.500%, 08/01/50	1,857,876	1,797,213
4.000%, 02/01/49	184,367	184,265
4.000%, 06/01/49	372,590	371,356
4.500%, 01/01/49	191,137	194,360
Freddie Mac Multifamily Structured Pass-Through Certificates 2.519%, 07/25/29	2,250,000	2,125,398
2.785%, 06/25/29	1,800,000	1,730,445
3.117%, 06/25/27	1,000,000	990,194
3.187%, 09/25/27 (a)	1,265,000	1,253,256
3.194%, 07/25/27	685,000	679,226
3.780%, 10/25/28 (a)	4,000,000	4,046,386
3.920%, 09/25/28 (a)	2,900,000	2,977,523
3.926%, 07/25/28 (a)	2,500,000	2,566,394
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	536,475	527,306
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	711,494	686,999
3.000%, 12/15/42	758,818	732,693
3.000%, 02/15/43	528,922	510,712

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.000%, 03/15/43	565,364	545,395
3.000%, 07/15/43	514,192	496,031
3.500%, 02/15/42	189,651	187,560
4.000%, 07/15/39	436,999	443,415
4.000%, 07/15/40	237,195	240,780
4.500%, 01/15/39	85,237	88,492
4.500%, 04/15/39	231,350	240,171
4.500%, 05/15/39	469,820	487,731
4.500%, 08/15/39	184,640	191,680
4.500%, 01/15/40	212,328	220,423
4.500%, 04/15/40	97,803	101,535
4.500%, 02/15/41	52,722	54,733
4.500%, 04/15/41	70,458	73,162
5.000%, 12/15/35	90,564	95,556
5.000%, 12/15/36	19,228	19,699
5.000%, 01/15/39	265,416	281,289
5.000%, 02/15/39	49,034	52,192
5.000%, 08/15/39	288,106	305,713
5.000%, 09/15/39	46,996	49,846
5.000%, 12/15/39	184,517	195,950
5.000%, 05/15/40	189,152	199,643
5.500%, 03/15/36	49,352	51,777
5.500%, 09/15/38	18,704	19,481
5.500%, 08/15/39	59,435	64,531
6.000%, 01/15/29	1,000	1,037
6.000%, 01/15/33	72,292	78,047
6.000%, 03/15/35	54,382	59,405
6.000%, 12/15/35	46,478	49,933
6.000%, 09/15/36	39,368	42,460
6.000%, 07/15/38	106,151	116,431
6.500%, 05/15/23	114	114
6.500%, 02/15/27	5,727	5,894
6.500%, 07/15/28	3,126	3,243
6.500%, 08/15/28	3,693	3,866
6.500%, 11/15/28	1,763	1,869
6.500%, 12/15/28	4,075	4,219
6.500%, 07/15/29	1,348	1,388
6.500%, 05/15/36	83,292	91,388
7.000%, 01/15/28	608	640
7.000%, 05/15/28	3,030	3,125
7.000%, 06/15/28	3,293	3,491
7.000%, 10/15/28	3,961	4,173
7.000%, 09/15/29	505	506
7.000%, 01/15/31	947	980
7.000%, 03/15/31	495	522
7.000%, 08/15/31	28,368	31,145
7.000%, 07/15/32	10,561	11,629
8.000%, 08/15/26	716	751
8.000%, 09/15/26	742	756
Ginnie Mae II 30 Yr. Pool 2.000%, 11/20/50	4,698,776	4,201,796
2.000%, 01/20/51	2,435,884	2,178,245
2.000%, 03/20/51	4,205,639	3,742,629
2.000%, 04/20/51	4,300,933	3,844,138
2.000%, 05/20/51	9,632,694	8,581,661

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 2.000%, 06/20/51	2,219,401	$1,975,062
2.000%, 10/20/51	2,880,159	2,563,074
2.000%, 12/20/51	4,873,927	4,337,343
2.500%, 02/20/50	1,005,699	927,291
2.500%, 06/20/50	3,641,477	3,357,574
2.500%, 07/20/50	2,620,246	2,415,962
2.500%, 09/20/50	4,311,012	3,974,909
2.500%, 10/20/50	1,266,259	1,167,537
2.500%, 11/20/50	1,930,081	1,779,605
2.500%, 12/20/50	2,005,623	1,849,257
2.500%, 04/20/51	2,451,441	2,253,838
2.500%, 06/20/51	2,623,497	2,410,405
2.500%, 08/20/51	2,757,048	2,531,406
2.500%, 09/20/51	4,676,215	4,292,060
2.500%, 12/20/51	4,833,419	4,433,365
2.500%, 04/20/52	2,479,881	2,268,991
3.000%, 12/20/42	717,964	690,440
3.000%, 03/20/43	654,222	628,710
3.000%, 12/20/44	615,753	593,293
3.000%, 04/20/45	559,335	537,681
3.000%, 08/20/45	1,001,168	962,408
3.000%, 11/20/45	537,824	517,003
3.000%, 01/20/46	883,834	849,617
3.000%, 09/20/46	966,167	926,198
3.000%, 10/20/46	988,113	947,235
3.000%, 11/20/46	1,041,622	998,530
3.000%, 01/20/47	1,075,591	1,031,094
3.000%, 04/20/47	471,594	451,509
3.000%, 02/20/48	684,471	655,320
3.000%, 10/20/49	755,008	719,437
3.000%, 12/20/49	1,377,247	1,311,621
3.000%, 01/20/50	1,972,476	1,877,961
3.000%, 05/20/50	1,563,316	1,487,918
3.000%, 07/20/50	1,011,232	962,572
3.000%, 11/20/50	2,239,486	2,131,966
3.000%, 05/20/51	2,070,446	1,953,587
3.000%, 05/20/52	4,485,816	4,230,592
3.500%, 12/20/41	420,863	416,706
3.500%, 08/20/42	387,688	383,475
3.500%, 01/20/43	551,917	545,920
3.500%, 05/20/43	842,566	833,918
3.500%, 07/20/44	822,131	811,281
3.500%, 02/20/45	846,332	835,163
3.500%, 06/20/45	525,516	517,611
3.500%, 08/20/45	1,233,444	1,214,892
3.500%, 09/20/45	1,402,053	1,380,965
3.500%, 10/20/45	817,037	804,748
3.500%, 12/20/45	756,648	745,267
3.500%, 01/20/46	716,194	705,422
3.500%, 02/20/46	587,598	578,760
3.500%, 06/20/46	644,258	633,927
3.500%, 02/20/47	1,021,241	1,004,866
3.500%, 03/20/47	865,781	850,057
3.500%, 09/20/47	360,394	353,848
3.500%, 10/20/48	173,135	170,057

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.500%, 05/20/49	317,070	310,326
3.500%, 07/20/49	348,282	340,781
3.500%, 09/20/49	928,989	908,611
3.500%, 10/20/49	579,595	566,882
3.500%, 11/20/49	801,584	783,894
3.500%, 12/20/49	522,988	511,376
3.500%, 02/20/50	678,113	663,057
3.500%, 06/20/50	765,891	748,067
3.500%, 02/20/51	1,208,660	1,181,503
4.000%, 11/20/40	366,328	373,248
4.000%, 12/20/40	519,151	528,958
4.000%, 11/20/43	244,013	247,763
4.000%, 04/20/44	346,342	351,465
4.000%, 05/20/44	416,178	422,333
4.000%, 09/20/44	680,638	690,705
4.000%, 11/20/44	181,102	183,780
4.000%, 10/20/45	629,981	637,067
4.000%, 11/20/45	339,993	343,817
4.000%, 03/20/47	132,439	133,725
4.000%, 04/20/47	528,785	533,288
4.000%, 09/20/47	485,170	488,785
4.000%, 07/20/48	339,629	341,955
4.000%, 08/20/48	244,734	246,411
4.000%, 09/20/48	436,445	439,434
4.000%, 07/20/49	452,789	452,108
4.000%, 05/20/50	648,099	647,125
4.500%, 08/20/40	296,975	309,100
4.500%, 12/20/40	220,573	229,579
4.500%, 04/20/41	169,057	176,067
4.500%, 03/20/42	180,024	187,489
4.500%, 10/20/43	213,566	220,504
4.500%, 03/20/47	338,435	350,017
4.500%, 03/20/49	237,993	243,027
5.000%, 08/20/40	153,801	162,020
5.000%, 10/20/40	172,451	181,667
5.000%, 06/20/44	356,767	375,834
5.000%, 10/20/48	266,047	278,131
5.000%, 01/20/49	184,512	192,893
6.500%, 06/20/31	7,522	8,133
7.500%, 02/20/28	730	778

		636,316,036

Federal Agencies—1.3%
Federal Farm Credit Banks Funding Corp. 0.125%, 05/10/23	5,000,000	4,883,750
Federal Home Loan Banks 2.875%, 09/13/24	4,600,000	4,577,598
3.250%, 11/16/28 (b)	2,700,000	2,711,043
Federal Home Loan Mortgage Corp. 0.375%, 09/23/25	1,000,000	917,130
1.500%, 02/12/25 (b)	2,500,000	2,403,225
6.250%, 07/15/32	1,600,000	1,985,904
6.750%, 03/15/31	900,000	1,127,196

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association 0.750%, 10/08/27 (b)	1,500,000	$1,329,525
2.125%, 04/24/26	3,500,000	3,379,810
2.625%, 09/06/24	1,500,000	1,485,840
6.625%, 11/15/30 (b)	1,450,000	1,792,243
Tennessee Valley Authority 3.500%, 12/15/42 (b)	1,600,000	1,448,368

		28,041,632

U.S. Treasury—40.5%
U.S. Treasury Bonds 1.125%, 05/15/40	7,100,000	4,942,266
1.125%, 08/15/40	3,200,000	2,209,500
1.250%, 05/15/50	9,200,000	5,852,063
1.375%, 11/15/40	7,500,000	5,400,000
1.375%, 08/15/50	7,600,000	5,001,750
1.625%, 11/15/50 (b)	6,500,000	4,570,313
1.750%, 08/15/41	4,300,000	3,270,016
1.875%, 02/15/41	5,200,000	4,077,938
1.875%, 02/15/51 (b)	6,100,000	4,575,953
1.875%, 11/15/51 (b)	6,500,000	4,878,047
2.000%, 02/15/50	8,600,000	6,665,000
2.000%, 08/15/51 (b)	7,500,000	5,797,266
2.250%, 05/15/41	3,700,000	3,086,031
2.250%, 08/15/46	3,000,000	2,418,281
2.250%, 08/15/49	6,000,000	4,922,813
2.250%, 02/15/52 (b)	2,100,000	1,728,234
2.375%, 05/15/51 (b)	5,100,000	4,305,516
2.500%, 05/15/46	4,800,000	4,068,000
2.750%, 08/15/42	4,820,000	4,319,172
2.750%, 11/15/42	1,200,000	1,073,625
2.750%, 08/15/47 (b)	3,000,000	2,682,656
2.750%, 11/15/47 (b)	800,000	716,500
2.875%, 05/15/43	3,260,000	2,970,166
2.875%, 08/15/45	5,200,000	4,723,063
2.875%, 11/15/46 (b)	4,600,000	4,192,469
2.875%, 05/15/49	2,300,000	2,144,391
3.000%, 11/15/44	2,600,000	2,408,250
3.000%, 05/15/45	3,100,000	2,875,250
3.000%, 02/15/47 (b)	3,000,000	2,800,781
3.000%, 05/15/47	2,800,000	2,617,125
3.000%, 08/15/48	9,700,000	9,163,469
3.000%, 02/15/49	7,300,000	6,957,812
3.125%, 11/15/41	3,000,000	2,878,125
3.125%, 02/15/43 (b)	3,270,000	3,105,478
3.125%, 08/15/44	4,700,000	4,451,781
3.375%, 05/15/44	3,000,000	2,960,156
3.375%, 11/15/48	5,000,000	5,080,469
3.500%, 02/15/39	1,872,000	1,954,778
3.625%, 08/15/43	2,600,000	2,667,031
3.625%, 02/15/44	2,420,000	2,481,256
3.750%, 08/15/41	2,800,000	2,940,875
4.250%, 05/15/39 (b)	2,200,000	2,511,781
4.250%, 11/15/40	1,780,000	2,010,288
4.375%, 11/15/39	1,900,000	2,193,906

U.S. Treasury—(Continued)
U.S. Treasury Bonds 4.375%, 05/15/40	1,220,000	1,405,478
4.375%, 05/15/41 (b)	1,350,000	1,545,750
4.500%, 02/15/36 (b)	600,000	705,188
4.500%, 05/15/38	1,500,000	1,767,891
4.625%, 02/15/40	1,300,000	1,546,594
5.000%, 05/15/37 (b)	1,560,000	1,927,575
5.250%, 02/15/29	750,000	847,148
6.250%, 08/15/23	7,700,000	7,989,352
6.250%, 05/15/30	2,500,000	3,060,547
U.S. Treasury Notes 0.125%, 07/15/23 (b)	13,500,000	13,111,348
0.125%, 08/31/23	7,000,000	6,774,141
0.125%, 09/15/23 (b)	12,000,000	11,597,813
0.125%, 10/15/23	15,000,000	14,462,695
0.250%, 09/30/23 (b)	7,000,000	6,769,219
0.250%, 03/15/24 (b)	14,000,000	13,365,625
0.250%, 06/15/24 (b)	7,000,000	6,637,148
0.250%, 07/31/25	7,000,000	6,425,781
0.250%, 08/31/25	5,100,000	4,669,289
0.250%, 09/30/25	9,000,000	8,220,937
0.375%, 04/15/24	4,000,000	3,818,438
0.375%, 07/15/24 (b)	13,000,000	12,330,703
0.375%, 08/15/24	7,000,000	6,621,562
0.375%, 09/15/24	10,100,000	9,530,297
0.375%, 04/30/25	7,200,000	6,680,813
0.375%, 11/30/25	6,100,000	5,571,016
0.375%, 12/31/25	12,200,000	11,116,297
0.375%, 01/31/26	11,200,000	10,182,375
0.375%, 07/31/27	3,100,000	2,709,109
0.375%, 09/30/27	6,300,000	5,479,031
0.500%, 03/31/25 (b)	4,000,000	3,732,813
0.500%, 02/28/26	6,100,000	5,559,578
0.500%, 04/30/27	8,000,000	7,080,000
0.500%, 10/31/27	7,600,000	6,638,719
0.625%, 07/31/26	6,100,000	5,531,461
0.625%, 11/30/27 (b)	7,000,000	6,146,328
0.625%, 12/31/27	7,200,000	6,308,438
0.625%, 05/15/30	10,000,000	8,339,062
0.625%, 08/15/30	9,600,000	7,959,000
0.750%, 01/31/28	13,100,000	11,538,234
0.875%, 06/30/26 (b)	6,000,000	5,507,344
0.875%, 11/15/30	12,700,000	10,721,578
1.000%, 07/31/28	4,000,000	3,537,813
1.125%, 02/28/25	3,800,000	3,616,234
1.125%, 08/31/28	6,000,000	5,340,000
1.125%, 02/15/31 (b)	11,500,000	9,881,016
1.250%, 07/31/23	8,600,000	8,445,805
1.250%, 11/30/26	2,100,000	1,944,633
1.250%, 12/31/26	7,600,000	7,024,656
1.250%, 03/31/28	10,100,000	9,124,719
1.250%, 04/30/28	6,000,000	5,412,656
1.250%, 06/30/28	5,900,000	5,307,234
1.250%, 09/30/28	6,000,000	5,374,219
1.250%, 08/15/31 (b)	10,300,000	8,866,047
1.375%, 10/31/28	3,300,000	2,975,414

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.375%, 11/15/31 (b)	10,200,000	$8,846,906
1.500%, 10/31/24 (b)	8,100,000	7,824,727
1.500%, 11/30/24 (b)	7,600,000	7,330,437
1.500%, 02/15/25	2,100,000	2,018,133
1.500%, 08/15/26	5,600,000	5,258,750
1.500%, 01/31/27 (b)	8,000,000	7,468,750
1.500%, 11/30/28	10,000,000	9,081,250
1.500%, 02/15/30 (b)	8,300,000	7,454,437
1.625%, 02/15/26	6,400,000	6,084,000
1.625%, 05/15/26	10,900,000	10,329,453
1.625%, 09/30/26 (b)	6,000,000	5,659,219
1.625%, 08/15/29	4,500,000	4,097,109
1.625%, 05/15/31 (b)	9,800,000	8,755,687
1.750%, 06/30/24 (b)	7,600,000	7,417,422
1.750%, 01/31/29 (b)	5,000,000	4,610,938
1.875%, 08/31/24 (b)	10,200,000	9,957,750
1.875%, 06/30/26	6,900,000	6,598,664
1.875%, 02/28/29 (b)	2,100,000	1,952,344
1.875%, 02/15/32	4,100,000	3,714,344
2.000%, 05/31/24 (b)	8,400,000	8,247,422
2.000%, 02/15/25	7,600,000	7,404,656
2.000%, 08/15/25	5,100,000	4,941,023
2.000%, 11/15/26	7,300,000	6,979,484
2.125%, 02/29/24 (b)	12,000,000	11,835,938
2.125%, 03/31/24	13,100,000	12,907,594
2.125%, 05/15/25 (b)	5,500,000	5,364,648
2.125%, 05/31/26	6,800,000	6,568,906
2.250%, 11/15/24	6,700,000	6,587,984
2.250%, 11/15/25	10,800,000	10,518,187
2.250%, 02/15/27	7,800,000	7,520,297
2.250%, 08/15/27	6,100,000	5,857,430
2.250%, 11/15/27 (b)	2,600,000	2,492,344
2.375%, 08/15/24	13,600,000	13,419,375
2.375%, 05/15/27	8,000,000	7,743,750
2.375%, 05/15/29	6,800,000	6,514,188
2.500%, 01/31/24	3,900,000	3,870,598
2.500%, 02/28/26	6,700,000	6,571,234
2.500%, 03/31/27 (b)	5,100,000	4,976,484
2.625%, 12/31/23 (b)	6,900,000	6,864,422
2.625%, 04/15/25 (b)	8,000,000	7,913,125
2.625%, 05/31/27 (b)	10,000,000	9,810,937
2.625%, 02/15/29	8,300,000	8,079,531
2.750%, 08/31/23	4,800,000	4,788,937
2.750%, 11/15/23	6,335,000	6,315,203
2.750%, 02/15/24	12,400,000	12,355,437
2.750%, 02/28/25 (b)	6,900,000	6,849,328
2.750%, 02/15/28 (b)	6,000,000	5,894,063
2.750%, 05/31/29	9,500,000	9,315,937
2.875%, 04/30/25	8,400,000	8,363,250
2.875%, 07/31/25	6,600,000	6,568,547
2.875%, 05/15/28	5,900,000	5,830,859
2.875%, 08/15/28	6,000,000	5,926,406
2.875%, 05/15/32	4,000,000	3,955,625
3.125%, 11/15/28	8,000,000	8,015,625

		893,060,895

Total U.S. Treasury & Government Agencies (Cost $1,699,529,376)		1,557,418,563

Corporate Bonds & Notes—25.4%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.5%
Boeing Co. (The) 5.150%, 05/01/30	3,800,000	3,645,682
5.930%, 05/01/60 (b)	1,100,000	1,006,313
7.250%, 06/15/25 (b)	460,000	496,092
Lockheed Martin Corp. 3.550%, 01/15/26 (b)	523,000	523,889
4.090%, 09/15/52	954,000	888,899
Northrop Grumman Corp. 3.250%, 01/15/28 (b)	1,100,000	1,045,022
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	620,003
Raytheon Technologies Corp. 3.125%, 05/04/27 (b)	1,000,000	956,840
4.500%, 06/01/42 (b)	1,645,000	1,567,307
7.500%, 09/15/29	200,000	236,576

		10,986,623

Agriculture—0.3%
Altria Group, Inc. 4.000%, 01/31/24 (b)	1,000,000	1,002,110
5.950%, 02/14/49 (b)	1,200,000	1,053,180
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	1,000,000	987,650
Reynolds American, Inc. 4.450%, 06/12/25 (b)	2,800,000	2,789,248

		5,832,188

Airlines—0.1%
Southwest Airlines Co. 5.125%, 06/15/27 (b)	1,900,000	1,916,834

Apparel—0.1%
NIKE, Inc. 2.750%, 03/27/27 (b)	2,000,000	1,924,500

Auto Manufacturers—0.4%
American Honda Finance Corp. 2.250%, 01/12/29	1,000,000	883,810
2.300%, 09/09/26 (b)	1,100,000	1,029,072
Daimler Finance North America LLC 8.500%, 01/18/31	550,000	695,860
General Motors Financial Co., Inc. 1.250%, 01/08/26 (b)	1,200,000	1,054,716
4.350%, 01/17/27 (b)	3,200,000	3,070,208
Toyota Motor Credit Corp. 3.375%, 04/01/30 (b)	2,600,000	2,446,600

		9,180,266

Banks—5.5%
Banco Santander S.A. 4.379%, 04/12/28	2,200,000	2,116,730
Bank of America Corp. 2.676%, SOFR + 1.930%, 06/19/41 (a)	3,000,000	2,165,040
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	1,680,540

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
4.100%, 07/24/23 (b)	2,905,000	$2,932,539
4.200%, 08/26/24	3,000,000	3,006,660
5.875%, 02/07/42 (b)	3,000,000	3,238,050
Bank of New York Mellon Corp. (The) 3.442%, 3M LIBOR + 1.069%, 02/07/28 (a) (b)	1,800,000	1,739,448
Barclays plc 4.375%, 01/12/26 (b)	3,500,000	3,457,860
Canadian Imperial Bank of Commerce 2.250%, 01/28/25 (b)	1,000,000	959,740
Citigroup, Inc. 2.572%, SOFR + 2.107%, 06/03/31 (a)	2,500,000	2,103,075
3.200%, 10/21/26 (b)	1,700,000	1,617,448
4.000%, 08/05/24 (b)	900,000	898,668
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	2,777,446
4.650%, 07/23/48 (b)	1,300,000	1,209,338
Cooperatieve Rabobank UA 5.750%, 12/01/43 (b)	1,200,000	1,254,804
Credit Suisse Group AG 4.550%, 04/17/26 (b)	2,700,000	2,636,550
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (a)	2,000,000	1,777,800
Discover Bank 2.450%, 09/12/24 (b)	1,400,000	1,343,972
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,510,874
Goldman Sachs Group, Inc. (The) 3.210%, SOFR + 1.513%, 04/22/42 (a)	1,600,000	1,220,800
3.850%, 01/26/27 (b)	1,900,000	1,838,155
4.000%, 03/03/24	2,000,000	2,005,560
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	1,900,000	1,823,753
6.125%, 02/15/33 (b)	2,075,000	2,255,089
HSBC Holdings plc 3.973%, 3M LIBOR + 1.610%, 05/22/30 (a)	3,500,000	3,224,585
4.250%, 03/14/24	1,400,000	1,394,498
6.500%, 09/15/37 (b)	1,205,000	1,289,916
JPMorgan Chase & Co. 1.953%, SOFR + 1.065%, 02/04/32 (a)	2,100,000	1,677,396
2.522%, SOFR + 2.040%, 04/22/31 (a) (b)	2,000,000	1,704,920
2.950%, 10/01/26 (b)	2,000,000	1,909,420
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	1,000,000	881,940
3.900%, 07/15/25 (b)	4,700,000	4,721,573
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a) (b)	2,400,000	2,045,784
KeyBank N.A. 3.300%, 06/01/25 (b)	2,800,000	2,754,528
KFW 0.250%, 10/19/23 (b)	3,000,000	2,896,050
0.500%, 09/20/24 (b)	1,000,000	945,610
1.750%, 09/14/29	2,000,000	1,822,000
Landwirtschaftliche Rentenbank 2.000%, 01/13/25 (b)	1,500,000	1,461,660
Lloyds Banking Group plc 3.574%, 3M LIBOR + 1.205%, 11/07/28 (a)	1,800,000	1,685,448
4.650%, 03/24/26	1,700,000	1,668,448

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc. 0.953%, 1Y H15 + 0.550%, 07/19/25 (a)	2,000,000	1,867,640
3.850%, 03/01/26 (b)	1,000,000	982,080
Mizuho Financial Group, Inc. 4.018%, 03/05/28 (b)	1,800,000	1,722,042
Morgan Stanley 4.100%, 05/22/23	2,400,000	2,411,040
4.300%, 01/27/45 (b)	1,900,000	1,708,898
4.350%, 09/08/26	3,800,000	3,761,088
7.250%, 04/01/32 (b)	1,850,000	2,182,945
Natwest Group plc 3.875%, 09/12/23 (b)	1,000,000	997,470
PNC Bank N.A. 2.950%, 02/23/25 (b)	4,100,000	3,996,024
Royal Bank of Canada 1.600%, 01/21/25 (b)	2,100,000	1,989,645
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,396,098
Toronto-Dominion Bank (The) 3.500%, 07/19/23 (b)	3,000,000	3,008,910
Truist Financial Corp. 1.267%, SOFR + 0.609%, 03/02/27 (a)	2,000,000	1,796,000
U.S. Bancorp 3.600%, 09/11/24 (b)	3,000,000	2,992,980
Wells Fargo & Co. 2.879%, SOFR + 1.432%, 10/30/30 (a)	2,400,000	2,110,776
3.000%, 10/23/26 (b)	2,000,000	1,888,400
5.013%, SOFR + 4.502%, 04/04/51 (a)	1,000,000	980,890
5.606%, 01/15/44	2,200,000	2,214,212
Westpac Banking Corp. 2.668%, 5Y H15 + 1.750%, 11/15/35 (a)	1,700,000	1,364,216

		122,025,069

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	1,165,000	1,024,664
4.600%, 06/01/60 (b)	1,600,000	1,402,752
5.550%, 01/23/49	1,900,000	1,941,553
Coca-Cola Co. (The) 1.650%, 06/01/30 (b)	2,400,000	2,034,048
Constellation Brands, Inc. 3.150%, 08/01/29	1,900,000	1,711,425
Diageo Capital plc 2.375%, 10/24/29	1,400,000	1,241,310
Keurig Dr Pepper, Inc. 4.597%, 05/25/28 (b)	1,200,000	1,200,420
PepsiCo, Inc.
2.750%, 03/19/30 (b)	800,000	736,784
4.450%, 04/14/46 (b)	2,300,000	2,321,643

		13,614,599

Biotechnology—0.3%
Amgen, Inc. 2.000%, 01/15/32 (b)	1,600,000	1,301,856
2.600%, 08/19/26 (b)	1,200,000	1,136,484
4.663%, 06/15/51	1,000,000	938,950

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Biogen, Inc. 4.050%, 09/15/25	300,000	$297,015
Gilead Sciences, Inc. 3.650%, 03/01/26 (b)	2,000,000	1,970,160

		5,644,465

Building Materials—0.1%
Carrier Global Corp. 2.493%, 02/15/27 (b)	2,000,000	1,825,180

Chemicals—0.3%
Dow Chemical Co. (The) 4.375%, 11/15/42 (b)	1,000,000	880,580
9.400%, 05/15/39	650,000	926,035
DuPont de Nemours, Inc. 5.419%, 11/15/48 (b)	1,000,000	993,970
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	1,400,000	1,196,832
Nutrien, Ltd. 4.200%, 04/01/29 (b)	1,000,000	971,330
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (b)	1,800,000	1,717,848
Westlake Corp. 3.125%, 08/15/51 (b)	500,000	348,675

		7,035,270

Commercial Services—0.2%
Global Payments, Inc. 2.900%, 05/15/30 (b)	900,000	757,773
Massachusetts Institute of Technology 2.294%, 07/01/51 (b)	1,200,000	827,856
PayPal Holdings, Inc. 2.850%, 10/01/29 (b)	2,000,000	1,811,700
Yale University 2.402%, 04/15/50	2,000,000	1,424,780

		4,822,109

Computers—0.7%
Apple, Inc. 2.400%, 05/03/23	4,072,000	4,048,749
2.550%, 08/20/60 (b)	1,000,000	686,720
2.650%, 02/08/51 (b)	1,500,000	1,108,620
4.650%, 02/23/46	2,700,000	2,790,558
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (b)	1,800,000	1,775,268
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	1,424,556
International Business Machines Corp. 3.300%, 05/15/26 (b)	1,900,000	1,856,148
4.000%, 06/20/42	1,200,000	1,039,416

		14,730,035

Cosmetics/Personal Care—0.1%
Estee Lauder Cos., Inc. (The) 1.950%, 03/15/31 (b)	1,100,000	928,334

Cosmetics/Personal Care—(Continued)
Procter & Gamble Co. (The) 3.550%, 03/25/40 (b)	900,000	817,965
Unilever Capital Corp. 2.900%, 05/05/27 (b)	1,500,000	1,440,375

		3,186,674

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	1,000,000	796,910
3.650%, 07/21/27 (b)	1,900,000	1,720,013
Air Lease Corp. 2.875%, 01/15/26 (b)	900,000	826,299
4.250%, 02/01/24 (b)	900,000	890,199
American Express Co. 3.300%, 05/03/27 (b)	3,000,000	2,886,570
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	3,817,366
Capital One Financial Corp. 3.800%, 01/31/28 (b)	1,800,000	1,697,202
Charles Schwab Corp. (The) 4.625%, 03/22/30	900,000	911,421
Intercontinental Exchange, Inc. 3.000%, 06/15/50	1,000,000	729,620
3.750%, 12/01/25 (b)	1,000,000	991,950
Mastercard, Inc. 3.350%, 03/26/30 (b)	1,700,000	1,622,089
Nomura Holdings, Inc. 2.679%, 07/16/30	1,000,000	819,010
Visa, Inc. 1.100%, 02/15/31 (b)	3,100,000	2,478,140

		20,186,789

Electric—1.8%
Appalachian Power Co. 3.700%, 05/01/50	900,000	716,958
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44 (b)	1,300,000	1,257,932
CMS Energy Corp. 4.750%, 5Y H15 + 4.116%, 06/01/50 (a)	1,500,000	1,318,725
Commonwealth Edison Co. 3.000%, 03/01/50 (b)	900,000	688,041
Connecticut Light & Power Co. (The) 4.000%, 04/01/48 (b)	1,000,000	906,200
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	2,070,000	1,783,450
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	1,893,521
4.600%, 03/15/49 (b)	800,000	749,408
DTE Electric Co. 3.700%, 03/15/45 (b)	1,000,000	852,470
Duke Energy Carolinas LLC 3.550%, 03/15/52 (b)	1,000,000	830,810
5.300%, 02/15/40 (b)	2,000,000	2,086,240
Duke Energy Corp. 2.650%, 09/01/26	1,000,000	938,590

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Entergy Louisiana LLC 4.000%, 03/15/33 (b)	1,000,000	$950,270
Evergy, Inc. 2.900%, 09/15/29 (b)	1,500,000	1,322,940
Exelon Corp. 3.400%, 04/15/26	1,000,000	970,480
5.625%, 06/15/35 (b)	1,500,000	1,561,680
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	1,920,660
Georgia Power Co. 4.300%, 03/15/42	2,000,000	1,739,280
Louisville Gas and Electric Co. 4.250%, 04/01/49	800,000	726,560
MidAmerican Energy Co. 3.650%, 04/15/29 (b)	1,700,000	1,654,321
4.250%, 07/15/49	1,500,000	1,394,835
National Rural Utilities Cooperative Finance Corp. 2.400%, 03/15/30	1,800,000	1,566,162
Northern States Power Co. 6.250%, 06/01/36 (b)	1,200,000	1,379,940
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49 (b)	900,000	699,210
Pacific Gas & Electric Co. 2.500%, 02/01/31 (b)	3,000,000	2,305,800
Public Service Electric and Gas Co. 1.900%, 08/15/31 (b)	1,600,000	1,332,864
Sempra Energy 3.400%, 02/01/28 (b)	1,100,000	1,038,818
Southern California Edison Co. 3.650%, 03/01/28 (b)	1,900,000	1,799,129
4.000%, 04/01/47 (b)	1,000,000	811,110
Southwestern Electric Power Co. 4.100%, 09/15/28 (b)	1,800,000	1,738,818
Union Electric Co. 3.500%, 03/15/29 (b)	1,800,000	1,723,140

		40,658,362

Electrical Components & Equipment—0.0%
Emerson Electric Co. 2.200%, 12/21/31 (b)	500,000	423,085

Electronics—0.1%
Honeywell International, Inc. 2.500%, 11/01/26 (b)	1,800,000	1,719,846

Environmental Control—0.1%
Waste Connections, Inc. 2.200%, 01/15/32 (b)	500,000	409,970
Waste Management, Inc. 3.150%, 11/15/27 (b)	1,800,000	1,728,000

		2,137,970

Food—0.3%
Conagra Brands, Inc. 4.850%, 11/01/28 (b)	1,300,000	1,281,358

Food—(Continued)
General Mills, Inc. 4.200%, 04/17/28 (b)	1,500,000	1,486,440
Kraft Heinz Foods Co. 5.000%, 07/15/35	1,600,000	1,547,552
Kroger Co. (The) 2.200%, 05/01/30 (b)	1,000,000	843,020
Tyson Foods, Inc. 3.550%, 06/02/27 (b)	1,200,000	1,150,572

		6,308,942

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	1,907,118
International Paper Co. 4.400%, 08/15/47 (b)	800,000	712,912

		2,620,030

Gas—0.1%
Atmos Energy Corp. 1.500%, 01/15/31 (b)	1,100,000	880,011
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,351,425

		2,231,436

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (a) (b)	2,500,000	2,178,050

Healthcare-Products—0.3%
Abbott Laboratories 4.750%, 11/30/36 (b)	1,300,000	1,378,702
Boston Scientific Corp. 1.900%, 06/01/25 (b)	1,900,000	1,793,239
DH Europe Finance II Sarl 3.250%, 11/15/39 (b)	900,000	746,631
Medtronic, Inc. 4.625%, 03/15/45 (b)	933,000	935,892
Stryker Corp. 1.150%, 06/15/25 (b)	1,000,000	923,580

		5,778,044

Healthcare-Services—0.6%
CommonSpirit Health 3.910%, 10/01/50	1,500,000	1,200,285
Elevance Health, Inc. 5.850%, 01/15/36 (b)	1,800,000	1,959,048
HCA, Inc. 4.125%, 06/15/29	1,800,000	1,643,652
Humana, Inc. 4.875%, 04/01/30 (b)	800,000	807,656
Kaiser Foundation Hospitals 3.002%, 06/01/51 (b)	1,000,000	747,700
Laboratory Corp. of America Holdings 3.600%, 02/01/25 (b)	1,800,000	1,774,476

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
UnitedHealth Group, Inc. 3.500%, 08/15/39 (b)	900,000	$784,998
3.750%, 07/15/25 (b)	2,600,000	2,602,704
4.250%, 06/15/48	1,000,000	935,340

		12,455,859

Home Builders—0.1%
Lennar Corp. 4.750%, 11/29/27 (b)	1,300,000	1,266,161

Household Products/Wares—0.1%
Kimberly-Clark Corp. 3.100%, 03/26/30 (b)	1,100,000	1,032,438

Insurance—0.7%
Allstate Corp. (The) 1.450%, 12/15/30	1,100,000	872,993
American International Group, Inc. 3.400%, 06/30/30 (b)	800,000	734,040
4.500%, 07/16/44	1,100,000	986,282
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,379,745
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48 (b)	1,700,000	1,560,549
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	1,500,000	1,473,150
Chubb Corp. (The) 6.000%, 05/11/37 (b)	865,000	998,478
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	847,392
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	2,000,000	1,980,680
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	948,920
Prudential Financial, Inc. 2.100%, 03/10/30 (b)	2,000,000	1,703,040
5.700%, 12/14/36 (b)	1,525,000	1,664,888
Travelers Cos., Inc. (The) 3.050%, 06/08/51 (b)	800,000	610,256

		15,760,413

Internet—0.4%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47 (b)	1,400,000	1,159,256
Alphabet, Inc. 2.050%, 08/15/50 (b)	1,100,000	739,277
Amazon.com, Inc. 3.100%, 05/12/51 (b)	1,000,000	788,780
3.150%, 08/22/27 (b)	1,000,000	974,090
3.800%, 12/05/24 (b)	1,800,000	1,820,160
3.875%, 08/22/37 (b)	1,900,000	1,795,329
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,442,160

		8,719,052

Investment Companies—0.1%
Ares Capital Corp. 4.250%, 03/01/25 (b)	900,000	859,788
Owl Rock Capital Corp. 3.400%, 07/15/26 (b)	1,600,000	1,406,880

		2,266,668

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	565,905

Lodging—0.0%
Marriott International, Inc. 2.850%, 04/15/31	1,100,000	912,505

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 3.750%, 11/24/23 (b)	1,000,000	1,008,100
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,368,675

		2,376,775

Machinery-Diversified—0.0%
John Deere Capital Corp. 2.000%, 06/17/31 (b)	1,000,000	849,440

Media—0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.850%, 04/01/61	3,300,000	2,168,166
6.484%, 10/23/45	900,000	876,303
Comcast Corp. 3.150%, 03/01/26 (b)	2,000,000	1,949,900
3.969%, 11/01/47	900,000	778,347
4.650%, 07/15/42	1,670,000	1,615,174
5.650%, 06/15/35 (b)	1,500,000	1,633,860
Discovery Communications LLC 3.950%, 03/20/28 (b)	1,100,000	1,028,709
4.000%, 09/15/55 (b)	1,481,000	1,034,508
Fox Corp. 5.576%, 01/25/49 (b)	1,000,000	974,550
Paramount Global 4.375%, 03/15/43 (b)	1,500,000	1,161,870
Time Warner Cable LLC 6.550%, 05/01/37	100,000	100,131
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	391,677
TWDC Enterprises 18 Corp. 2.950%, 06/15/27 (b)	2,000,000	1,912,680
Walt Disney Co. (The) 3.500%, 05/13/40 (b)	900,000	768,537
3.600%, 01/13/51 (b)	1,000,000	834,910
6.550%, 03/15/33	950,000	1,098,020

		18,327,342

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.2%
Newmont Corp. 6.250%, 10/01/39 (b)	1,800,000	$1,977,462
Rio Tinto Alcan, Inc. 6.125%, 12/15/33 (b)	1,751,000	1,989,644

		3,967,106

Miscellaneous Manufacturing—0.3%
3M Co. 3.625%, 10/15/47	1,000,000	854,320
4.000%, 09/14/48 (b)	900,000	814,356
GE Capital International Funding Co., 4.418%, 11/15/35	1,459,000	1,365,522
General Electric Co. 7.500%, 08/21/35	100,000	113,740
Parker-Hannifin Corp. 3.250%, 06/14/29 (b)	1,900,000	1,737,493
Trane Technologies Luxembourg Finance S.A. 3.800%, 03/21/29 (b)	1,000,000	938,570

		5,824,001

Multi-National—1.4%
Asian Development Bank 1.500%, 03/04/31	2,000,000	1,746,840
1.750%, 09/19/29	900,000	816,606
2.625%, 01/30/24	3,700,000	3,676,764
Asian Infrastructure Investment Bank (The) 0.500%, 05/28/25	1,000,000	923,860
European Bank for Reconstruction & Development 0.500%, 05/19/25 (b)	2,000,000	1,856,640
European Investment Bank 0.375%, 03/26/26 (b)	2,000,000	1,805,500
1.875%, 02/10/25 (b)	2,500,000	2,425,725
2.500%, 10/15/24 (b)	1,800,000	1,777,896
4.875%, 02/15/36 (b)	1,100,000	1,279,828
Inter-American Development Bank 2.125%, 01/15/25 (b)	2,000,000	1,953,700
2.250%, 06/18/29	1,400,000	1,316,364
2.375%, 07/07/27	1,500,000	1,445,085
7.000%, 06/15/25	200,000	220,896
International Bank for Reconstruction & Development 0.500%, 10/28/25	2,000,000	1,835,440
1.625%, 11/03/31	2,600,000	2,273,726
2.125%, 03/03/25	3,000,000	2,928,090
2.500%, 07/29/25	2,000,000	1,963,100

		30,246,060

Oil & Gas—0.8%
BP Capital Markets America, Inc. 2.721%, 01/12/32 (b)	1,000,000	861,520
3.000%, 02/24/50	1,000,000	727,650
Burlington Resources LLC 5.950%, 10/15/36	1,550,000	1,690,058
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	1,906,128

Oil & Gas—(Continued)
ConocoPhillips Co. 6.950%, 04/15/29	700,000	800,786
Equinor ASA 3.250%, 11/10/24 (b)	2,100,000	2,089,185
Exxon Mobil Corp. 3.176%, 03/15/24 (b)	900,000	900,099
4.114%, 03/01/46 (b)	1,600,000	1,462,272
Marathon Oil Corp. 6.600%, 10/01/37	1,000,000	1,059,440
Marathon Petroleum Corp. 4.700%, 05/01/25 (b)	600,000	607,818
Phillips 66 4.875%, 11/15/44	1,000,000	968,720
Shell International Finance B.V. 2.375%, 11/07/29 (b)	3,000,000	2,649,690
3.250%, 04/06/50 (b)	900,000	710,649
TotalEnergies Capital International S.A. 2.700%, 01/25/23 (b)	500,000	498,760
3.127%, 05/29/50 (b)	900,000	688,986
Valero Energy Corp. 3.400%, 09/15/26 (b)	1,000,000	963,400

		18,585,161

Oil & Gas Services—0.1%
Halliburton Co. 3.500%, 08/01/23	209,000	209,176
5.000%, 11/15/45 (b)	1,200,000	1,100,868

		1,310,044

Pharmaceuticals—1.5%
AbbVie, Inc. 3.800%, 03/15/25	400,000	397,252
4.050%, 11/21/39 (b)	1,300,000	1,158,586
4.400%, 11/06/42	3,200,000	2,909,216
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,106,916
Becton Dickinson & Co. 4.669%, 06/06/47 (b)	2,000,000	1,867,920
Bristol-Myers Squibb Co. 3.400%, 07/26/29	1,000,000	966,000
4.625%, 05/15/44	2,000,000	1,975,460
Cardinal Health, Inc. 3.410%, 06/15/27 (b)	1,800,000	1,731,636
Cigna Corp. 2.375%, 03/15/31 (b)	1,500,000	1,266,780
4.500%, 02/25/26 (b)	1,200,000	1,215,804
6.125%, 11/15/41	313,000	343,345
CVS Health Corp. 4.300%, 03/25/28 (b)	544,000	538,609
4.780%, 03/25/38	1,500,000	1,419,795
5.050%, 03/25/48	1,500,000	1,435,125
5.125%, 07/20/45	1,900,000	1,834,222
Eli Lilly and Co. 2.250%, 05/15/50 (b)	1,100,000	776,952

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	1,000,000	$995,200
Johnson & Johnson 3.700%, 03/01/46 (b)	1,000,000	923,230
5.950%, 08/15/37 (b)	910,000	1,083,938
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,213,900
Merck Sharp & Dohme Corp. 5.950%, 12/01/28 (b)	300,000	330,264
Novartis Capital Corp. 2.200%, 08/14/30 (b)	1,900,000	1,675,591
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26 (b)	2,000,000	1,920,440
Utah Acquisition Sub, Inc. 3.950%, 06/15/26	1,800,000	1,697,112
Wyeth LLC 5.950%, 04/01/37	1,800,000	2,076,660

		32,859,953

Pipelines—0.8%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	259,626
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	2,000,000	2,089,800
Energy Transfer L.P. 5.150%, 03/15/45	2,600,000	2,225,262
Enterprise Products Operating LLC 3.200%, 02/15/52 (b)	1,100,000	788,997
3.950%, 02/15/27 (b)	2,300,000	2,266,995
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,121,400
MPLX L.P. 5.200%, 03/01/47 (b)	1,000,000	904,440
ONEOK, Inc. 3.100%, 03/15/30 (b)	2,100,000	1,804,992
Sabine Pass Liquefaction LLC 5.875%, 06/30/26 (b)	1,600,000	1,653,072
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,957,122
Williams Cos., Inc. (The) 3.750%, 06/15/27	2,500,000	2,390,700

		18,462,406

Real Estate Investment Trusts—1.0%
Alexandria Real Estate Equities, Inc. 3.375%, 08/15/31	1,000,000	882,510
3.550%, 03/15/52	1,100,000	828,982
American Tower Corp. 3.000%, 06/15/23	2,100,000	2,078,055
AvalonBay Communities, Inc. 2.300%, 03/01/30 (b)	1,000,000	860,720
Boston Properties L.P. 3.200%, 01/15/25 (b)	1,400,000	1,364,972
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	900,000	811,053

Real Estate Investment Trusts—(Continued)
Crown Castle International Corp. 3.800%, 02/15/28 (b)	1,500,000	1,416,165
Digital Realty Trust L.P. 3.700%, 08/15/27 (b)	2,500,000	2,381,350
Duke Realty L.P. 3.375%, 12/15/27	500,000	473,295
Equinix, Inc. 3.200%, 11/18/29 (b)	700,000	622,398
ERP Operating L.P. 3.000%, 07/01/29 (b)	1,000,000	906,470
Essex Portfolio L.P. 3.000%, 01/15/30	1,000,000	885,030
Healthpeak Properties, Inc. 3.500%, 07/15/29	900,000	829,440
National Retail Properties, Inc. 2.500%, 04/15/30	1,000,000	849,960
Public Storage 3.094%, 09/15/27	500,000	473,930
Simon Property Group L.P. 3.300%, 01/15/26 (b)	3,800,000	3,673,954
Welltower, Inc. 4.000%, 06/01/25 (b)	1,500,000	1,491,960

		20,830,244

Retail—0.5%
Home Depot, Inc. (The) 3.000%, 04/01/26 (b)	1,800,000	1,766,502
4.250%, 04/01/46	2,000,000	1,883,460
Lowe’s Cos., Inc. 4.050%, 05/03/47 (b)	1,500,000	1,256,340
4.250%, 04/01/52 (b)	1,100,000	952,116
McDonald’s Corp. 4.875%, 12/09/45 (b)	1,500,000	1,471,515
Starbucks Corp. 3.550%, 08/15/29 (b)	1,000,000	938,510
Target Corp. 2.650%, 09/15/30 (b)	1,400,000	1,256,780
Walmart, Inc. 4.050%, 06/29/48	900,000	875,304
5.250%, 09/01/35	935,000	1,040,384

		11,440,911

Semiconductors—0.5%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	3,600,000	2,749,860
4.300%, 11/15/32	1,700,000	1,546,524
Intel Corp. 3.734%, 12/08/47	1,000,000	847,730
4.750%, 03/25/50 (b)	1,800,000	1,771,560
QUALCOMM, Inc. 1.650%, 05/20/32 (b)	4,533,000	3,664,205

		10,579,879

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.8%
Fidelity National Information Services, Inc. 1.150%, 03/01/26 (b)	1,000,000	$887,170
Fiserv, Inc. 2.750%, 07/01/24 (b)	2,000,000	1,952,340
Microsoft Corp. 3.125%, 11/03/25 (b)	5,100,000	5,096,124
4.250%, 02/06/47 (b)	2,000,000	2,006,820
Oracle Corp. 2.875%, 03/25/31 (b)	3,000,000	2,471,820
2.950%, 11/15/24 (b)	2,300,000	2,230,701
2.950%, 04/01/30 (b)	1,200,000	1,024,320
3.850%, 04/01/60	2,100,000	1,448,916
Salesforce.com, Inc. 2.900%, 07/15/51 (b)	1,000,000	757,510

		17,875,721

Telecommunications—1.1%
America Movil S.A.B. de C.V. 2.875%, 05/07/30	1,000,000	894,880
AT&T, Inc. 3.500%, 09/15/53 (b)	1,221,000	925,970
3.650%, 09/15/59 (b)	2,686,000	2,012,700
4.100%, 02/15/28 (b)	2,687,000	2,637,344
5.150%, 11/15/46 (b)	1,308,000	1,291,284
7.125%, 12/15/31	100,000	112,674
Cisco Systems, Inc. 5.500%, 01/15/40 (b)	1,000,000	1,095,290
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,235,360
Orange S.A. 5.500%, 02/06/44 (b)	500,000	526,020
T-Mobile USA, Inc. 2.550%, 02/15/31 (b)	2,200,000	1,850,750
3.300%, 02/15/51	1,500,000	1,094,760
Telefonica Emisiones S.A. 4.103%, 03/08/27 (b)	900,000	881,685
Verizon Communications, Inc. 2.875%, 11/20/50	1,900,000	1,348,449
3.376%, 02/15/25 (b)	2,078,000	2,064,846
3.550%, 03/22/51 (b)	2,000,000	1,603,500
4.812%, 03/15/39	1,927,000	1,896,226
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,342,168

		23,813,906

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45 (b)	1,900,000	1,730,254
Canadian National Railway Co. 4.450%, 01/20/49 (b)	400,000	380,880
Canadian Pacific Railway Co. 2.450%, 12/02/31 (b)	1,100,000	943,723
CSX Corp. 6.150%, 05/01/37 (b)	1,600,000	1,792,768

Transportation—(Continued)
FedEx Corp. 4.250%, 05/15/30 (b)	1,000,000	974,340
4.550%, 04/01/46 (b)	1,000,000	896,230
Norfolk Southern Corp. 2.550%, 11/01/29	1,000,000	895,540
5.590%, 05/17/25	28,000	28,867
Union Pacific Corp. 2.891%, 04/06/36 (b)	1,200,000	993,360
3.250%, 02/05/50	1,300,000	1,021,813
United Parcel Service, Inc. 4.450%, 04/01/30 (b)	1,600,000	1,636,384

		11,294,159

Water—0.0%
American Water Capital Corp. 3.750%, 09/01/28 (b)	900,000	869,796

Total Corporate Bonds & Notes (Cost $629,866,796)		559,458,271

Foreign Government—1.5%

Provincial—0.2%
Province of Alberta Canada 1.000%, 05/20/25 (b)	1,500,000	1,409,535
Province of British Columbia Canada 1.300%, 01/29/31 (b)	1,000,000	845,030
Province of Ontario Canada 3.050%, 01/29/24	1,000,000	999,760
Province of Quebec Canada 2.500%, 04/20/26	2,000,000	1,943,000
7.500%, 07/15/23	350,000	365,957

		5,563,282

Sovereign—1.3%
Canada Government International Bond 1.625%, 01/22/25	1,000,000	965,490
Chile Government International Bonds 3.100%, 01/22/61	1,200,000	811,560
3.500%, 01/25/50	1,000,000	769,470
Export-Import Bank of Korea 2.875%, 01/21/25	2,400,000	2,363,952
Indonesia Government International Bonds 3.050%, 03/12/51 (b)	1,100,000	835,274
3.850%, 10/15/30 (b)	700,000	664,958
Israel Government International Bond 4.125%, 01/17/48	1,500,000	1,384,605
Italy Government International Bond 2.875%, 10/17/29	2,000,000	1,767,020
Japan Bank for International Cooperation 2.500%, 05/23/24 (b)	3,900,000	3,849,963
Mexico Government International Bonds 4.600%, 01/23/46	1,100,000	876,601
4.750%, 03/08/44	900,000	745,524
5.750%, 10/12/10	2,000,000	1,672,140
6.750%, 09/27/34 (b)	1,050,000	1,150,653

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Panama Government International Bonds 3.875%, 03/17/28 (b)	900,000	$858,879
4.500%, 05/15/47	1,400,000	1,154,874
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	1,837,019
Philippine Government International Bonds 3.950%, 01/20/40	1,100,000	954,228
5.000%, 01/13/37 (b)	1,740,000	1,733,475
Poland Government International Bond 3.250%, 04/06/26	1,000,000	969,930
Svensk Exportkredit AB 0.625%, 05/14/25 (b)	1,000,000	930,280
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	1,924,738

		28,220,633

Total Foreign Government (Cost $37,827,510)		33,783,915

Mortgage-Backed Securities—1.1%

Commercial Mortgage-Backed Securities—1.1%
BANK 2.556%, 05/15/64	2,000,000	1,753,216
2.758%, 09/15/62	389,308	353,016
4.407%, 11/15/61 (a)	881,000	887,149
Benchmark Mortgage Trust 3.049%, 12/15/62	1,430,000	1,315,855
CD Commercial Mortgage Trust 3.631%, 02/10/50	950,000	925,198
CFCRE Commercial Mortgage Trust 3.585%, 12/10/54	1,726,123	1,677,279
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.765%, 02/10/49	1,539,000	1,512,297
3.902%, 07/10/50	1,835,000	1,816,623
GS Mortgage Securities Trust 3.382%, 05/10/50	1,835,000	1,801,559
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	2,900,000	2,822,547
3.801%, 08/15/48	1,411,846	1,393,192
Morgan Stanley Bank of America Merrill Lynch Trust 3.544%, 01/15/49	3,850,000	3,753,778
3.635%, 10/15/48	1,547,000	1,515,958
3.732%, 05/15/48	1,750,000	1,721,001
UBS Commercial Mortgage Trust 3.035%, 12/15/52	2,250,000	2,040,473

Total Mortgage-Backed Securities (Cost $27,620,945)		25,289,141

Municipals—0.6%
Chicago O’Hare International Airport 4.572%, 01/01/54	395,000	405,389
Grand Parkway Transportation Corp. 3.236%, 10/01/52	1,000,000	800,596
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	788,423
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,925,000	2,259,375
New Jersey Turnpike Authority 7.414%, 01/01/40	1,700,000	2,256,083
New York City Water & Sewer System 5.440%, 06/15/43	300,000	344,734
Oregon School Boards Association 5.680%, 06/30/28	1,900,000	2,017,855
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,500,000	1,458,474
Regents of the University of California Medical Center Pooled Revenue 3.006%, 05/15/50	1,000,000	754,436
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	1,200,000	1,552,328
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,237,490

Total Municipals (Cost $14,969,216)		13,875,183

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.2%
Carmax Auto Owner Trust 2.030%, 06/16/25	903,000	881,368
GM Financial Consumer Automobile Receivables Trust 2.210%, 11/18/24	1,000,000	994,000
Honda Auto Receivables Owner Trust 1.090%, 10/15/26	1,500,000	1,458,451

		3,333,819

Asset-Backed - Credit Card—0.1%
Capital One Multi-Asset Execution Trust 2.060%, 08/15/28	1,865,000	1,763,289

Asset-Backed - Other—0.0%
CNH Equipment Trust 1.160%, 06/16/25	162,667	160,466
John Deere Owner Trust 0.510%, 11/15/24	93,284	91,744
3.000%, 01/15/26	322,028	322,061

		574,271

Total Asset-Backed Securities (Cost $6,072,071)		5,671,379

Short-Term Investments—0.5%

U.S. Treasury—0.5%
U.S. Treasury Bills 1.147%, 07/28/22 (c)	100,000	99,928
1.365%, 08/16/22 (c)	10,000,000	9,982,667

Total Short-Term Investments (Cost $10,082,470)		10,082,595

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)
Securities Lending Reinvestments (d)—20.3%

Security Description	Principal Amount*	Value

Certificates of Deposit—8.0%
Bank of Montreal 1.900%, FEDEFF PRV + 0.320%, 10/04/22 (a)	5,000,000	$5,000,000
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (a)	10,000,000	10,000,617
Bank of Nova Scotia 1.760%, SOFR + 0.250%, 02/17/23 (a)	4,000,000	3,992,779
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (a)	6,000,000	6,001,938
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (a)	7,000,000	6,991,327
2.020%, SOFR + 0.510%, 03/15/23 (a)	5,000,000	4,996,445
Canadian Imperial Bank of Commerce (NY) 2.010%, SOFR + 0.500%, 03/03/23 (a)	4,000,000	3,998,953
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (a)	2,000,000	1,999,922
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (a)	7,000,000	7,000,000
Credit Agricole S.A. 1.950%, FEDEFF PRV + 0.370%, 11/18/22 (a)	5,000,000	4,999,990
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (a)	4,000,000	3,999,740
Credit Industriel et Commercial (NY) 1.720%, SOFR + 0.210%, 11/08/22 (a)	5,000,000	4,996,195
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (a)	5,000,000	4,998,930
Mitsubishi UFJ Trust and Banking Corp. 1.670%, SOFR + 0.160%, 07/22/22 (a)	5,000,000	4,999,450
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (a)	5,000,000	4,999,340
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (a)	4,000,000	4,000,000
Nordea Bank ABP (NY) 1.960%, SOFR + 0.450%, 08/30/22 (a)	5,000,000	5,000,920
1.980%, SOFR + 0.460%, 02/13/23 (a)	4,000,000	3,999,240
2.020%, SOFR + 0.500%, 02/27/23 (a)	5,000,000	5,000,320
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (a)	5,000,000	4,999,675
1.810%, SOFR + 0.300%, 07/14/22 (a)	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (a)	5,000,000	4,999,990
1.960%, SOFR + 0.440%, 09/26/22 (a)	5,000,000	5,001,215
Rabobank (London) 2.050%, SOFR + 0.530%, 05/16/23 (a)	6,000,000	6,000,000
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (a)	10,000,000	9,988,780
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22 (a)	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (a)	5,000,000	4,998,358
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (a)	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (a)	5,000,000	4,999,100
1.910%, SOFR + 0.400%, 11/02/22 (a)	7,000,000	6,999,699

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 07/29/22	6,000,000	5,991,960
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (a)	8,000,000	7,999,768
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (a)	5,000,000	5,005,057
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (a)	5,000,000	4,992,960

		176,951,414

Commercial Paper—2.2%
Australia & New Zealand Banking Group, Ltd. 1.910%, SOFR + 0.400%, 12/01/22 (a)	7,000,000	7,002,072
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (a)	5,000,000	5,001,910
Liberty Street Funding LLC 1.550%, 07/01/22	15,000,000	14,999,280
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (a)	3,000,000	2,999,943
1.960%, SOFR + 0.440%, 11/16/22 (a)	3,000,000	3,000,921
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (a)	5,000,000	5,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (a)	5,000,000	4,999,050
UBS AG 2.090%, SOFR + 0.570%, 03/23/23 (a)	5,000,000	5,000,000

		48,003,176

Master Demand Notes—0.2%
Natixis Financial Products LLC 1.920%, OBFR + 0.350%, 08/04/22 (a)	5,000,000	5,000,000

Repurchase Agreements—8.1%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $4,548,345; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $4,639,112.	4,548,149	4,548,149
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $15,362,038; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $15,690,154.	15,361,369	15,361,369
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $16,705,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $17,057,431.	16,700,000	16,700,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $38,312,660; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $42,237,506.	38,300,000	$38,300,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $32,100,201; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $32,742,207.	32,098,881	32,098,881
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $1,800,607; collateralized by various Common Stock with an aggregate market value of $2,001,206.	1,800,000	1,800,000
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $20,000,833; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $20,407,650.	20,000,000	20,000,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,800,075; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,836,689.	1,800,000	1,800,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $8,000,356; collateralized by various Common Stock with an aggregate market value of $8,890,978.	8,000,000	8,000,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $7,500,338; collateralized by various Common Stock with an aggregate market value of $8,335,292.	7,500,000	7,500,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $5,000,231; collateralized by various Common Stock with an aggregate market value of $5,559,129.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $8,302,695; collateralized by various Common Stock with an aggregate market value of $9,228,154.	8,300,000	8,300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $18,000,825; collateralized by various Common Stock with an aggregate market value of $19,824,470.	18,000,000	18,000,000

		177,408,399

Time Deposits—0.7%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	10,000,000	10,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (a)	5,000,000	5,000,000

		15,000,000

Mutual Funds—1.1%
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (e)	15,000,000	15,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (e)	10,000,000	10,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $447,402,050)		447,362,989

Total Investments—120.4% (Cost $2,873,370,434)		2,652,942,036
Other assets and liabilities (net)—(20.4)%		(448,668,406)

Net Assets—100.0%		$2,204,273,630

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $460,311,546 and the collateral received consisted of cash in the amount of $447,387,122 and non-cash collateral with a value of $26,648,294. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2022.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $2,749,860, which is 0.1% of net assets.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(DAC)—	Designated Activity Company

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,557,418,563	$—	$1,557,418,563
Total Corporate Bonds & Notes*	—	559,458,271	—	559,458,271
Total Foreign Government*	—	33,783,915	—	33,783,915
Total Mortgage-Backed Securities*	—	25,289,141	—	25,289,141
Total Municipals*	—	13,875,183	—	13,875,183
Total Asset-Backed Securities*	—	5,671,379	—	5,671,379
Total Short-Term Investments*	—	10,082,595	—	10,082,595
Securities Lending Reinvestments
Certificates of Deposit	—	176,951,414	—	176,951,414
Commercial Paper	—	48,003,176	—	48,003,176
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	177,408,399	—	177,408,399
Time Deposits	—	15,000,000	—	15,000,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	422,362,989	—	447,362,989
Total Investments	$25,000,000	$2,627,942,036	$—	$2,652,942,036

Collateral for Securities Loaned (Liability)	$—	$(447,387,122)	$—	$(447,387,122)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$2,652,942,036
Cash	2,024,683
Receivable for:
Investments sold	7,533,623
Fund shares sold	777,214
Interest	12,186,041

Total Assets	2,675,463,597
Liabilities
Collateral for securities loaned	447,387,122
Payables for:
Investments purchased	13,944,646
Fund shares redeemed	8,597,173
Accrued Expenses:
Management fees	444,797
Distribution and service fees	214,101
Deferred trustees’ fees	156,164
Other expenses	445,964

Total Liabilities	471,189,967

Net Assets	$2,204,273,630

Net Assets Consist of:
Paid in surplus	$2,469,724,412
Distributable earnings (Accumulated losses)	(265,450,782)

Net Assets	$2,204,273,630

Net Assets
Class A	$1,219,731,319
Class B	623,235,797
Class E	40,788,163
Class G	320,518,351
Capital Shares Outstanding*
Class A	126,879,015
Class B	66,300,125
Class E	4,265,540
Class G	34,245,193
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.61
Class B	9.40
Class E	9.56
Class G	9.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,873,370,434.
(b)	Includes securities loaned at value of $460,311,546.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Interest	$26,220,125
Securities lending income	323,398

Total investment income	26,543,523
Expenses
Management fees	2,993,603
Administration fees	49,528
Custodian and accounting fees	137,845
Distribution and service fees—Class B	849,232
Distribution and service fees—Class E	32,954
Distribution and service fees—Class G	518,154
Audit and tax services	33,191
Legal	20,427
Shareholder reporting	49,533
Insurance	9,224
Miscellaneous (a)	8,741

Total expenses	4,702,432
Less management fee waiver	(92,835)

Net expenses	4,609,597

Net Investment Income	21,933,926

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(7,079,342)
Net change in unrealized depreciation on investments	(285,216,388)

Net realized and unrealized gain (loss)	(292,295,730)

Net Increase (Decrease) in Net Assets From Operations	$(270,361,804)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,933,926	$42,832,986
Net realized gain (loss)	(7,079,342)	21,924,439
Net change in unrealized appreciation (depreciation)	(285,216,388)	(124,951,534)

Increase (decrease) in net assets from operations	(270,361,804)	(60,194,109)

From Distributions to Shareholders
Class A	(34,952,394)	(37,560,500)
Class B	(16,379,847)	(18,437,606)
Class E	(1,094,280)	(1,221,794)
Class G	(8,214,915)	(9,059,502)

Total distributions	(60,641,436)	(66,279,402)

Increase (decrease) in net assets from capital share transactions	(120,865,138)	(63,704,576)

Total increase (decrease) in net assets	(451,868,378)	(190,178,087)

Net Assets
Beginning of period	2,656,142,008	2,846,320,095

End of period	$2,204,273,630	$2,656,142,008

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,171,137	$12,005,533	9,038,440	$101,162,866
Reinvestments	3,690,855	34,952,394	3,417,698	37,560,500
Redemptions	(11,077,066)	(112,379,481)	(18,979,112)	(212,533,899)

Net increase (decrease)	(6,215,074)	$(65,421,554)	(6,522,974)	$(73,810,533)

Class B
Sales	605,813	$6,214,501	5,052,730	$55,391,915
Reinvestments	1,768,882	16,379,847	1,715,126	18,437,606
Redemptions	(6,141,717)	(61,135,930)	(6,933,938)	(75,614,135)

Net increase (decrease)	(3,767,022)	$(38,541,582)	(166,082)	$(1,784,614)

Class E
Sales	73,226	$773,003	459,319	$5,127,048
Reinvestments	116,166	1,094,280	111,784	1,221,794
Redemptions	(320,699)	(3,255,531)	(499,601)	(5,533,266)

Net increase (decrease)	(131,307)	$(1,388,248)	71,502	$815,576

Class G
Sales	980,709	$9,949,850	4,554,649	$49,776,555
Reinvestments	890,989	8,214,915	846,682	9,059,502
Redemptions	(3,366,228)	(33,678,519)	(4,385,288)	(47,761,062)

Net increase (decrease)	(1,494,530)	$(15,513,754)	1,016,043	$11,074,995

Increase (decrease) derived from capital shares transactions		$(120,865,138)		$(63,704,576)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.04		$11.55	$11.10	$10.55	$10.90	$10.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.19	0.24	0.28	0.28	0.27
Net realized and unrealized gain (loss)	(1.25)		(0.41)	0.56	0.62	(0.31)	0.08

Total income (loss) from investment operations	(1.15)		(0.22)	0.80	0.90	(0.03)	0.35

Less Distributions
Distributions from net investment income	(0.28)		(0.29)	(0.35)	(0.35)	(0.32)	(0.32)

Total distributions	(0.28)		(0.29)	(0.35)	(0.35)	(0.32)	(0.32)

Net Asset Value, End of Period	$9.61		$11.04	$11.55	$11.10	$10.55	$10.90

Total Return (%) (b)	(10.39	)(c)	(1.93)	7.21	8.64	(0.18)	3.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	1.95	(d)	1.69	2.12	2.60	2.69	2.50
Portfolio turnover rate (%)	7	(c)	28	34	20	19	22
Net assets, end of period (in millions)	$1,219.7		$1,469.1	$1,613.2	$1,355.4	$1,293.6	$1,373.3

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.78		$11.29	$10.85	$10.32	$10.67	$10.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.16	0.21	0.25	0.25	0.24
Net realized and unrealized gain (loss)	(1.21)		(0.41)	0.55	0.60	(0.30)	0.07

Total income (loss) from investment operations	(1.13)		(0.25)	0.76	0.85	(0.05)	0.31

Less Distributions
Distributions from net investment income	(0.25)		(0.26)	(0.32)	(0.32)	(0.30)	(0.29)

Total distributions	(0.25)		(0.26)	(0.32)	(0.32)	(0.30)	(0.29)

Net Asset Value, End of Period	$9.40		$10.78	$11.29	$10.85	$10.32	$10.67

Total Return (%) (b)	(10.46	)(c)	(2.22)	7.01	8.34	(0.45)	2.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.70	(d)	1.44	1.88	2.35	2.44	2.25
Portfolio turnover rate (%)	7	(c)	28	34	20	19	22
Net assets, end of period (in millions)	$623.2		$755.3	$793.0	$796.6	$824.8	$953.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.97		$11.48	$11.03	$10.49	$10.84	$10.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.17	0.23	0.27	0.27	0.25
Net realized and unrealized gain (loss)	(1.24)		(0.41)	0.55	0.60	(0.31)	0.09

Total income (loss) from investment operations	(1.15)		(0.24)	0.78	0.87	(0.04)	0.34

Less Distributions
Distributions from net investment income	(0.26)		(0.27)	(0.33)	(0.33)	(0.31)	(0.31)

Total distributions	(0.26)		(0.27)	(0.33)	(0.33)	(0.31)	(0.31)

Net Asset Value, End of Period	$9.56		$10.97	$11.48	$11.03	$10.49	$10.84

Total Return (%) (b)	(10.44	)(c)	(2.08)	7.10	8.41	(0.34)	3.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.80	(d)	1.54	1.98	2.45	2.54	2.35
Portfolio turnover rate (%)	7	(c)	28	34	20	19	22
Net assets, end of period (in millions)	$40.8		$48.2	$49.7	$49.1	$52.3	$59.9

	Class G
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.73		$11.24	$10.81	$10.28	$10.63	$10.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.15	0.20	0.24	0.25	0.23
Net realized and unrealized gain (loss)	(1.21)		(0.40)	0.54	0.61	(0.31)	0.08

Total income (loss) from investment operations	(1.13)		(0.25)	0.74	0.85	(0.06)	0.31

Less Distributions
Distributions from net investment income	(0.24)		(0.26)	(0.31)	(0.32)	(0.29)	(0.29)

Total distributions	(0.24)		(0.26)	(0.31)	(0.32)	(0.29)	(0.29)

Net Asset Value, End of Period	$9.36		$10.73	$11.24	$10.81	$10.28	$10.63

Total Return (%) (b)	(10.46	)(c)	(2.26)	6.89	8.34	(0.49)	2.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.65	(d)	1.39	1.82	2.30	2.39	2.20
Portfolio turnover rate (%)	7	(c)	28	34	20	19	22
Net assets, end of period (in millions)	$320.5		$383.5	$390.4	$333.9	$312.2	$332.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $177,408,399, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(201,930,227)	$—	$—	$—	$(201,930,227)
Foreign Government	(7,966,484)	—	—	—	(7,966,484)
U.S. Treasury & Government Agencies	(237,490,411)	—	—	—	(237,490,411)
Total Borrowings	$(447,387,122)	$—	$—	$—	$(447,387,122)
Gross amount of recognized liabilities for securities lending transactions					$(447,387,122)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$151,129,665	$24,939,743	$227,974,512	$85,985,015

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2022 were $2,993,603.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2022 were $278,794.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$2,890,572,506

Gross unrealized appreciation	17,134,678
Gross unrealized (depreciation)	(254,652,347)

Net unrealized appreciation (depreciation)	$(237,517,669)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$66,279,402	$71,652,533	$—	$—	$66,279,402	$71,652,533

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$60,218,485	$—	$47,811,520	$(42,299,278)	$65,730,727

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $14,745,130 and accumulated long-term capital losses of $28,161,514.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $2,710,121.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-34

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned -19.65%, -19.75%, -19.71%, and -19.73%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index¹, returned -19.54%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2022, equity markets declined on fears that the Federal Reserve would need to take aggressive actions to address higher inflation, which reached a new 40-year peak in the first quarter of 2022, buoyed by a tight labor market, ongoing supply problems and strong U.S. consumer demand. Investors reacted negatively to worse than expected macroeconomic data and weak corporate earnings. In addition, equity investors were concerned about the continued spread of the COVID-19 omicron variant and the global economic repercussions resulting from the Russian invasion of Ukraine, including higher oil, natural gas, and food prices.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times. In June, the FOMC decided to raise the target range for the Federal Funds Rate from 0.75%—1.00% to 1.50%—1.75%. The FOMC stated that inflation remained elevated, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. The FOMC is strongly committed to returning inflation to its 2 percent objective.

Only one of the eleven sectors comprising the S&P MidCap 400 Index experienced a positive return for the first six months of 2022. Energy (2.1% beginning weight in the benchmark), up 17.2% was the best-performing sector and had the largest positive impact on the benchmark return. Consumer Discretionary (15.5% beginning weight), down -28.8%, and Information Technology (14.4% beginning weight), down -25.8%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were EQT, up 59.1%; First Horizon, up 35.6%; and Alleghany, up 24.8%. The stocks with the largest negative impact were Trex, down -59.7%; Synaptics, down -59.2%; and Masimo, down -55.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the index at their respective index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index designed to measure the performance of 400 mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	-19.65	-14.88	6.76	10.63
Class B	-19.75	-15.12	6.49	10.35
Class E	-19.71	-15.00	6.60	10.47
Class G	-19.73	-15.09	6.45	10.30
S&P MidCap 400 Index	-19.54	-14.64	7.03	10.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.8
Targa Resources Corp.	0.7
Carlisle Cos., Inc.	0.6
Steel Dynamics, Inc.	0.6
First Horizon National Corp.	0.6
Alleghany Corp.	0.6
Service Corp. International	0.5
United Therapeutics Corp.	0.5
Essential Utilities, Inc.	0.5
Reliance Steel & Aluminum Co.	0.5

Top Sectors

% of Net Assets
Industrials	17.7
Financials	16.2
Consumer Discretionary	13.1
Information Technology	12.6
Health Care	9.9
Real Estate	9.0
Materials	6.7
Utilities	4.0
Consumer Staples	3.9
Energy	3.8

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.29%	$1,000.00	$803.50	$1.30
	Hypothetical*	0.29%	$1,000.00	$1,023.36	$1.45

Class B (a)	Actual	0.54%	$1,000.00	$802.50	$2.41
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class E (a)	Actual	0.44%	$1,000.00	$802.90	$1.97
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class G (a)	Actual	0.59%	$1,000.00	$802.70	$2.64
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Axon Enterprise, Inc. (a) (b)	33,586	$3,129,208
Curtiss-Wright Corp. (b)	18,183	2,401,247
Hexcel Corp. (b)	39,753	2,079,479
Mercury Systems, Inc. (a) (b)	27,277	1,754,729
Woodward, Inc. (b)	28,683	2,652,891

		12,017,554

Air Freight & Logistics—0.2%
GXO Logistics, Inc. (a)	48,127	2,082,455

Airlines—0.1%
JetBlue Airways Corp. (a) (b) (c)	151,723	1,269,922

Auto Components—1.4%
Adient plc (a)	44,842	1,328,669
Dana, Inc. (b)	67,792	953,833
Fox Factory Holding Corp. (a)	19,935	1,605,565
Gentex Corp. (b)	110,892	3,101,649
Goodyear Tire & Rubber Co. (The) (a) (b)	133,597	1,430,824
Lear Corp.	28,273	3,559,288
Visteon Corp. (a)	13,296	1,377,200

		13,357,028

Automobiles—0.4%
Harley-Davidson, Inc.	69,705	2,206,860
Thor Industries, Inc. (b)	26,027	1,944,998

		4,151,858

Banks—6.7%
Associated Banc-Corp.	70,966	1,295,839
Bank of Hawaii Corp. (b)	19,055	1,417,692
Bank OZK (b)	53,403	2,004,215
Cadence Bank	86,784	2,037,688
Cathay General Bancorp	35,543	1,391,508
Commerce Bancshares, Inc. (b)	51,964	3,411,437
Cullen/Frost Bankers, Inc.	26,981	3,141,937
East West Bancorp, Inc.	67,118	4,349,246
First Financial Bankshares, Inc. (b)	60,751	2,385,692
First Horizon National Corp.	252,980	5,530,143
FNB Corp. (b)	159,585	1,733,093
Fulton Financial Corp. (b)	76,032	1,098,662
Glacier Bancorp, Inc. (b)	51,339	2,434,495
Hancock Whitney Corp.	40,849	1,810,836
Home BancShares, Inc. (b)	89,480	1,858,500
International Bancshares Corp.	25,097	1,005,888
Old National Bancorp (b)	138,560	2,049,302
PacWest Bancorp	55,548	1,480,910
Pinnacle Financial Partners, Inc. (b)	36,128	2,612,416
Prosperity Bancshares, Inc. (b)	43,599	2,976,504
Synovus Financial Corp.	68,741	2,478,113
Texas Capital Bancshares, Inc. (a)	23,990	1,262,834
UMB Financial Corp.	20,375	1,754,288
Umpqua Holdings Corp.	102,656	1,721,541
United Bankshares, Inc. (b)	64,190	2,251,143
Valley National Bancorp	198,757	2,069,060

Banks—(Continued)
Webster Financial Corp. (b)	84,235	3,550,505
Wintrust Financial Corp.	28,505	2,284,676

		63,398,163

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a) (b)	4,446	1,347,005

Biotechnology—1.8%
Arrowhead Pharmaceuticals, Inc. (a)	50,009	1,760,817
Exelixis, Inc. (a)	151,700	3,158,394
Halozyme Therapeutics, Inc. (a) (b)	65,246	2,870,824
Neurocrine Biosciences, Inc. (a)	45,205	4,406,583
United Therapeutics Corp. (a)	21,426	5,048,823

		17,245,441

Building Products—2.3%
Builders FirstSource, Inc. (a)	81,712	4,387,934
Carlisle Cos., Inc.	24,452	5,834,492
Lennox International, Inc.	15,625	3,227,969
Owens Corning	45,915	3,411,944
Simpson Manufacturing Co., Inc. (b)	20,413	2,053,752
Trex Co., Inc. (a)	53,539	2,913,592

		21,829,683

Capital Markets—1.8%
Affiliated Managers Group, Inc. (b)	18,292	2,132,847
Evercore, Inc. - Class A	19,200	1,797,312
Federated Hermes, Inc. (b)	43,355	1,378,255
Interactive Brokers Group, Inc. - Class A	41,362	2,275,324
Janus Henderson Group plc (b)	79,358	1,865,707
Jefferies Financial Group, Inc.	90,623	2,503,007
SEI Investments Co. (b)	49,341	2,665,401
Stifel Financial Corp. (b)	50,407	2,823,800

		17,441,653

Chemicals—2.6%
Ashland Global Holdings, Inc.	23,987	2,471,860
Avient Corp.	43,241	1,733,099
Cabot Corp. (b)	26,691	1,702,619
Chemours Co. (The)	73,532	2,354,495
Ingevity Corp. (a)	18,328	1,157,230
Minerals Technologies, Inc.	15,592	956,413
NewMarket Corp.	3,202	963,674
Olin Corp.	65,642	3,037,912
RPM International, Inc. (b)	61,248	4,821,442
Scotts Miracle-Gro Co. (The) (b)	19,125	1,510,684
Sensient Technologies Corp. (b)	19,880	1,601,533
Valvoline, Inc.	84,282	2,429,850

		24,740,811

Commercial Services & Supplies—1.5%
Brink’s Co. (The) (b)	22,240	1,350,191
Clean Harbors, Inc. (a)	23,684	2,076,376
IAA, Inc. (a)	63,381	2,076,995
MillerKnoll, Inc.	35,847	941,701

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
MSA Safety, Inc. (b)	17,303	$2,094,874
Stericycle, Inc. (a) (b)	43,554	1,909,843
Tetra Tech, Inc. (b)	25,391	3,467,141

		13,917,121

Communications Equipment—0.8%
Calix, Inc. (a) (b)	26,281	897,233
Ciena Corp. (a)	71,951	3,288,161
Lumentum Holdings, Inc. (a) (b)	32,635	2,591,872
ViaSat, Inc. (a) (b)	35,206	1,078,360

		7,855,626

Construction & Engineering—1.5%
AECOM	66,851	4,360,022
Dycom Industries, Inc. (a)	14,014	1,303,863
EMCOR Group, Inc.	24,189	2,490,500
Fluor Corp. (a) (b)	67,166	1,634,820
MasTec, Inc. (a) (b)	27,028	1,936,827
Valmont Industries, Inc. (b)	10,080	2,264,270

		13,990,302

Construction Materials—0.2%
Eagle Materials, Inc.	18,685	2,054,229

Consumer Finance—0.5%
Bread Financial Holdings, Inc.	23,542	872,467
FirstCash Holdings, Inc. (b)	18,633	1,295,180
Navient Corp.	69,947	978,559
SLM Corp.	127,330	2,029,640

		5,175,846

Containers & Packaging—0.9%
AptarGroup, Inc. (b)	31,014	3,200,955
Greif, Inc. - Class A (b)	12,582	784,865
Silgan Holdings, Inc.	39,827	1,646,847
Sonoco Products Co.	46,111	2,630,171

		8,262,838

Diversified Consumer Services—1.1%
Graham Holdings Co. - Class B (b)	1,854	1,050,921
Grand Canyon Education, Inc. (a)	15,286	1,439,788
H&R Block, Inc.	75,483	2,666,060
Service Corp. International	75,077	5,189,322

		10,346,091

Diversified Financial Services—0.3%
Voya Financial, Inc. (b)	48,325	2,876,787

Diversified Telecommunication Services—0.2%
Iridium Communications, Inc. (a)	60,536	2,273,732

Electric Utilities—1.5%
ALLETE, Inc.	26,954	1,584,356
Hawaiian Electric Industries, Inc. (b)	51,757	2,116,861
IDACORP, Inc. (b)	23,913	2,532,865

Electric Utilities—(Continued)
OGE Energy Corp.	94,690	3,651,246
PNM Resources, Inc.	40,597	1,939,725
Portland General Electric Co.	42,200	2,039,526

		13,864,579

Electrical Equipment—1.8%
Acuity Brands, Inc. (b)	16,356	2,519,478
EnerSys	19,510	1,150,310
Hubbell, Inc. (b)	25,380	4,532,360
nVent Electric plc (b)	78,677	2,464,951
Regal Rexnord Corp. (b)	31,691	3,597,562
Sunrun, Inc. (a) (b)	99,377	2,321,447
Vicor Corp. (a) (b)	10,206	558,574

		17,144,682

Electronic Equipment, Instruments & Components—3.2%
Arrow Electronics, Inc. (a)	31,234	3,501,019
Avnet, Inc.	46,200	1,981,056
Belden, Inc.	20,931	1,114,994
Cognex Corp.	82,172	3,493,953
Coherent, Inc. (a) (b)	11,736	3,124,358
II-VI, Inc. (a) (b)	50,351	2,565,383
IPG Photonics Corp. (a)	16,438	1,547,309
Jabil, Inc.	66,791	3,420,367
Littelfuse, Inc.	11,701	2,972,522
National Instruments Corp.	62,041	1,937,540
TD SYNNEX Corp. (b)	19,545	1,780,550
Vishay Intertechnology, Inc.	62,397	1,111,915
Vontier Corp.	76,151	1,750,712

		30,301,678

Energy Equipment & Services—0.5%
ChampionX Corp.	96,202	1,909,609
NOV, Inc.	185,781	3,141,557

		5,051,166

Entertainment—0.1%
World Wrestling Entertainment, Inc. - Class A (b)	20,454	1,278,170

Equity Real Estate Investment Trusts—8.5%
American Campus Communities, Inc.	65,971	4,253,150
Apartment Income REIT Corp.	74,302	3,090,963
Brixmor Property Group, Inc.	141,670	2,863,151
Corporate Office Properties Trust (b)	53,168	1,392,470
Cousins Properties, Inc.	70,360	2,056,623
Douglas Emmett, Inc.	83,140	1,860,673
EastGroup Properties, Inc.	19,714	3,042,462
EPR Properties	35,458	1,664,044
First Industrial Realty Trust, Inc.	62,432	2,964,271
Healthcare Realty Trust, Inc. (b)	71,704	1,950,349
Highwoods Properties, Inc.	49,734	1,700,405
Hudson Pacific Properties, Inc.	68,403	1,015,101
Independence Realty Trust, Inc.	104,479	2,165,850
JBG SMITH Properties	51,422	1,215,616
Kilroy Realty Corp.	49,683	2,599,911

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Kite Realty Group Trust	103,599	$1,791,227
Lamar Advertising Co. - Class A	41,178	3,622,429
Life Storage, Inc.	39,902	4,455,457
Macerich Co. (The)	101,520	884,239
Medical Properties Trust, Inc.	283,829	4,334,069
National Retail Properties, Inc. (b)	83,200	3,577,600
National Storage Affiliates Trust	39,798	1,992,686
Omega Healthcare Investors, Inc. (b)	111,250	3,136,138
Park Hotels & Resorts, Inc.	110,377	1,497,816
Pebblebrook Hotel Trust (b)	62,125	1,029,411
Physicians Realty Trust (b)	106,558	1,859,437
PotlatchDeltic Corp.	32,810	1,449,874
PS Business Parks, Inc.	9,539	1,785,224
Rayonier, Inc.	69,192	2,586,397
Rexford Industrial Realty, Inc. (b)	78,050	4,494,899
Sabra Health Care REIT, Inc.	109,234	1,525,999
SL Green Realty Corp. (b)	30,328	1,399,637
Spirit Realty Capital, Inc.	63,523	2,399,899
STORE Capital Corp.	119,430	3,114,734

		80,772,211

Food & Staples Retailing—1.4%
BJ’s Wholesale Club Holdings, Inc. (a)	63,807	3,976,452
Casey’s General Stores, Inc.	17,553	3,246,954
Grocery Outlet Holding Corp. (a) (b)	41,476	1,768,122
Performance Food Group Co. (a)	73,311	3,370,840
Sprouts Farmers Market, Inc. (a) (b)	51,848	1,312,791

		13,675,159

Food Products—1.8%
Darling Ingredients, Inc. (a)	76,391	4,568,182
Flowers Foods, Inc.	94,267	2,481,107
Hain Celestial Group, Inc. (The) (a) (b)	42,471	1,008,262
Ingredion, Inc.	31,320	2,761,171
Lancaster Colony Corp.	9,372	1,206,926
Pilgrim’s Pride Corp. (a)	22,733	709,952
Post Holdings, Inc. (a)	26,432	2,176,675
Sanderson Farms, Inc.	10,034	2,162,628

		17,074,903

Gas Utilities—1.6%
National Fuel Gas Co.	43,256	2,857,059
New Jersey Resources Corp. (b)	45,477	2,025,091
ONE Gas, Inc.	25,583	2,077,084
Southwest Gas Holdings, Inc. (a)	31,619	2,753,382
Spire, Inc. (b)	24,652	1,833,369
UGI Corp.	99,320	3,834,745

		15,380,730

Health Care Equipment & Supplies—3.2%
Enovis Corp. (a) (b)	22,233	1,222,815
Envista Holdings Corp. (a)	76,913	2,964,227
Globus Medical, Inc. - Class A (a) (b)	37,505	2,105,531
Haemonetics Corp. (a)	24,174	1,575,661
ICU Medical, Inc. (a) (b)	9,494	1,560,719

Health Care Equipment & Supplies—(Continued)
Inari Medical, Inc. (a)	16,081	1,093,347
Integra LifeSciences Holdings Corp. (a)	33,815	1,827,024
LivaNova plc (a) (b)	25,276	1,578,992
Masimo Corp. (a)	24,152	3,155,942
Neogen Corp. (a)	50,994	1,228,445
NuVasive, Inc. (a)	24,613	1,209,975
Penumbra, Inc. (a) (b)	16,751	2,085,834
QuidelOrtho Corp. (a)	23,659	2,299,182
Shockwave Medical, Inc. (a)	16,929	3,236,317
STAAR Surgical Co. (a) (b)	22,613	1,603,940
Tandem Diabetes Care, Inc. (a)	30,252	1,790,616

		30,538,567

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc. (a) (b)	42,816	2,895,646
Amedisys, Inc. (a)	15,406	1,619,479
Chemed Corp.	7,080	3,323,281
Encompass Health Corp.	47,204	2,645,784
HealthEquity, Inc. (a)	39,902	2,449,584
LHC Group, Inc. (a)	14,676	2,285,640
Option Care Health, Inc. (a)	65,572	1,822,246
Patterson Cos., Inc. (b)	41,093	1,245,118
Progyny, Inc. (a)	33,484	972,710
R1 RCM, Inc. (a) (b)	63,500	1,330,960
Tenet Healthcare Corp. (a)	50,949	2,677,880

		23,268,328

Hotels, Restaurants & Leisure—2.5%
Boyd Gaming Corp. (b)	37,836	1,882,341
Choice Hotels International, Inc. (b)	15,563	1,737,298
Churchill Downs, Inc.	16,186	3,100,105
Cracker Barrel Old Country Store, Inc. (b)	10,985	917,138
Marriott Vacations Worldwide Corp.	19,596	2,277,055
Papa John’s International, Inc. (b)	15,068	1,258,479
Scientific Games Corp. - Class A (a)	45,246	2,126,110
Six Flags Entertainment Corp. (a)	36,796	798,473
Texas Roadhouse, Inc. (b)	32,241	2,360,041
Travel and Leisure Co.	40,399	1,568,289
Wendy’s Co. (The) (b)	81,065	1,530,507
Wingstop, Inc. (b)	14,131	1,056,575
Wyndham Hotels & Resorts, Inc.	43,560	2,862,763

		23,475,174

Household Durables—1.4%
Helen of Troy, Ltd. (a) (b)	11,277	1,831,498
KB Home	41,029	1,167,685
Leggett & Platt, Inc. (b)	63,169	2,184,384
Taylor Morrison Home Corp. (a) (b)	56,585	1,321,826
Tempur Sealy International, Inc.	83,027	1,774,287
Toll Brothers, Inc.	52,150	2,325,890
TopBuild Corp. (a)	15,503	2,591,481

		13,197,051

Household Products—0.1%
Energizer Holdings, Inc. (b)	31,003	878,935

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—4.4%
Alleghany Corp. (a)	6,364	$5,301,849
American Financial Group, Inc.	31,396	4,358,079
Brighthouse Financial, Inc. (a) (d)	35,422	1,453,010
CNO Financial Group, Inc.	54,812	991,549
First American Financial Corp.	50,799	2,688,283
Hanover Insurance Group, Inc. (The)	16,833	2,461,826
Kemper Corp. (b)	28,365	1,358,684
Kinsale Capital Group, Inc. (b)	10,185	2,338,883
Mercury General Corp. (b)	12,570	556,851
Old Republic International Corp.	135,610	3,032,240
Primerica, Inc. (b)	18,200	2,178,358
Reinsurance Group of America, Inc.	31,684	3,716,216
RenaissanceRe Holdings, Ltd.	20,900	3,268,133
RLI Corp. (b)	18,861	2,199,004
Selective Insurance Group, Inc. (b)	28,545	2,481,702
Unum Group	95,111	3,235,676

		41,620,343

Interactive Media & Services—0.3%
TripAdvisor, Inc. (a) (b)	47,385	843,453
Ziff Davis, Inc. (a)	22,369	1,667,162

		2,510,615

IT Services—2.0%
Concentrix Corp. (b)	20,350	2,760,274
Euronet Worldwide, Inc. (a)	23,909	2,405,006
Genpact, Ltd.	80,564	3,412,691
Kyndryl Holdings, Inc. (a) (b)	84,964	830,948
Maximus, Inc.	29,046	1,815,665
Sabre Corp. (a) (b)	154,373	899,995
Western Union Co. (The) (b)	182,582	3,007,126
WEX, Inc. (a)	21,279	3,310,161

		18,441,866

Leisure Products—1.2%
Brunswick Corp.	35,818	2,341,781
Callaway Golf Co. (a) (b)	55,034	1,122,694
Mattel, Inc. (a)	166,719	3,722,835
Polaris, Inc. (b)	26,452	2,626,154
YETI Holdings, Inc. (a) (b)	40,751	1,763,296

		11,576,760

Life Sciences Tools & Services—1.4%
Bruker Corp.	47,297	2,968,360
Medpace Holdings, Inc. (a) (b)	12,731	1,905,449
Repligen Corp. (a) (b)	24,383	3,959,799
Sotera Health Co. (a) (b)	46,817	917,145
Syneos Health, Inc. (a)	48,515	3,477,555

		13,228,308

Machinery—4.1%
AGCO Corp.	28,911	2,853,516
Chart Industries, Inc. (a) (b)	16,958	2,838,430
Crane Holdings Co.	22,535	1,973,165

Machinery—(Continued)
Donaldson Co., Inc.	58,439	2,813,254
Esab Corp.	21,579	944,081
Flowserve Corp. (b)	61,791	1,769,076
Graco, Inc. (b)	80,039	4,755,117
ITT, Inc.	39,493	2,655,509
Kennametal, Inc.	39,085	907,945
Lincoln Electric Holdings, Inc.	27,478	3,389,686
Middleby Corp. (The) (a) (b)	25,725	3,224,886
Oshkosh Corp.	31,119	2,556,115
Terex Corp.	32,776	897,079
Timken Co. (The)	31,906	1,692,613
Toro Co. (The)	49,443	3,747,285
Watts Water Technologies, Inc. - Class A (b)	12,973	1,593,603

		38,611,360

Marine—0.2%
Kirby Corp. (a)	28,520	1,735,157

Media—0.9%
Cable One, Inc.	2,325	2,997,669
John Wiley & Sons, Inc. - Class A (b)	20,528	980,417
New York Times Co. (The) - Class A	78,844	2,199,748
TEGNA, Inc.	104,659	2,194,699

		8,372,533

Metals & Mining—2.8%
Alcoa Corp.	87,239	3,976,354
Cleveland-Cliffs, Inc. (a)	225,848	3,471,284
Commercial Metals Co. (b)	57,464	1,902,058
Reliance Steel & Aluminum Co.	29,300	4,976,898
Royal Gold, Inc. (b)	31,045	3,314,985
Steel Dynamics, Inc.	84,782	5,608,329
United States Steel Corp. (b)	123,272	2,207,802
Worthington Industries, Inc. (b)	15,174	669,173

		26,126,883

Multi-Utilities—0.7%
Black Hills Corp. (b)	30,664	2,231,419
MDU Resources Group, Inc.	96,178	2,595,844
NorthWestern Corp.	25,606	1,508,962

		6,336,225

Multiline Retail—0.8%
Kohl’s Corp. (b)	60,819	2,170,630
Macy’s, Inc.	134,730	2,468,254
Nordstrom, Inc.	52,773	1,115,093
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	27,593	1,621,089

		7,375,066

Oil, Gas & Consumable Fuels—3.3%
Antero Midstream Corp. (b)	153,874	1,392,560
CNX Resources Corp. (a)	92,254	1,518,501
DT Midstream, Inc. (a) (b)	45,752	2,242,763
EQT Corp. (b)	139,823	4,809,911
Equitrans Midstream Corp. (b)	192,403	1,223,683

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
HF Sinclair Corp.	70,739	$3,194,573
Matador Resources Co.	52,517	2,446,767
Murphy Oil Corp.	69,077	2,085,435
PDC Energy, Inc. (b)	45,135	2,780,767
Range Resources Corp. (a)	122,592	3,034,152
Targa Resources Corp.	107,831	6,434,276

		31,163,388

Paper & Forest Products—0.2%
Louisiana-Pacific Corp. (b)	38,840	2,035,604

Personal Products—0.4%
BellRing Brands, Inc. (a)	51,596	1,284,225
Coty, Inc. - Class A (a)	162,734	1,303,499
Nu Skin Enterprises, Inc. - Class A (b)	23,746	1,028,202

		3,615,926

Pharmaceuticals—0.8%
Jazz Pharmaceuticals plc (a)	29,475	4,598,395
Perrigo Co. plc	63,639	2,581,834

		7,180,229

Professional Services—1.8%
ASGN, Inc. (a)	24,169	2,181,252
CACI International, Inc. - Class A (a)	11,074	3,120,432
FTI Consulting, Inc. (a)	16,304	2,948,578
Insperity, Inc.	16,850	1,682,136
KBR, Inc. (b)	66,007	3,194,079
ManpowerGroup, Inc.	24,944	1,905,971
Science Applications International Corp.	26,401	2,457,933

		17,490,381

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc. (a)	23,111	4,041,189

Road & Rail—1.7%
Avis Budget Group, Inc. (a) (b)	16,215	2,384,902
Knight-Swift Transportation Holdings, Inc. (b)	77,362	3,581,087
Landstar System, Inc.	17,560	2,553,575
Ryder System, Inc.	24,186	1,718,657
Saia, Inc. (a)	12,490	2,348,120
Werner Enterprises, Inc.	28,001	1,079,159
XPO Logistics, Inc. (a)	46,784	2,253,118

		15,918,618

Semiconductors & Semiconductor Equipment—3.5%
Amkor Technology, Inc.	47,467	804,566
Azenta, Inc. (b)	35,465	2,557,026
Cirrus Logic, Inc. (a)	27,093	1,965,326
CMC Materials, Inc.	13,532	2,361,199
First Solar, Inc. (a) (b)	46,882	3,194,071
Lattice Semiconductor Corp. (a)	65,085	3,156,622
MKS Instruments, Inc. (b)	26,325	2,701,735
Power Integrations, Inc.	27,578	2,068,626
Semtech Corp. (a)	30,018	1,650,089

Semiconductors & Semiconductor Equipment—(Continued)
Silicon Laboratories, Inc. (a) (b)	17,302	2,426,086
SiTime Corp. (a) (b)	7,365	1,200,716
SunPower Corp. (a) (b)	39,471	624,037
Synaptics, Inc. (a)	18,733	2,211,431
Universal Display Corp. (b)	20,544	2,077,820
Wolfspeed, Inc. (a) (b)	58,475	3,710,239

		32,709,589

Software—3.3%
ACI Worldwide, Inc. (a)	54,290	1,405,568
Aspen Technology, Inc. (a)	13,243	2,432,474
Blackbaud, Inc. (a)	21,534	1,250,479
CDK Global, Inc.	55,235	3,025,221
CommVault Systems, Inc. (a)	21,096	1,326,938
Envestnet, Inc. (a) (b)	26,101	1,377,350
Fair Isaac Corp. (a)	12,265	4,917,039
Manhattan Associates, Inc. (a)	29,851	3,420,925
NCR Corp. (a) (b)	64,607	2,009,924
Paylocity Holding Corp. (a)	18,772	3,274,212
Qualys, Inc. (a)	15,796	1,992,508
SailPoint Technologies Holding, Inc. (a) (b)	44,590	2,794,901
Teradata Corp. (a) (b)	49,519	1,832,698

		31,060,237

Specialty Retail—2.7%
American Eagle Outfitters, Inc. (b)	72,852	814,485
AutoNation, Inc. (a) (b)	16,828	1,880,697
Dick’s Sporting Goods, Inc. (b)	27,457	2,069,434
Five Below, Inc. (a) (b)	26,256	2,978,218
Foot Locker, Inc. (b)	39,539	998,360
GameStop Corp. - Class A (a) (b)	29,246	3,576,786
Gap, Inc. (The) (b)	99,691	821,454
Lithia Motors, Inc. (b)	13,685	3,760,775
Murphy USA, Inc. (b)	10,531	2,452,354
RH (a)	8,317	1,765,367
Victoria’s Secret & Co. (a) (b)	32,123	898,480
Williams-Sonoma, Inc. (b)	33,123	3,674,997

		25,691,407

Technology Hardware, Storage & Peripherals—0.1%
Xerox Holdings Corp. (b)	56,398	837,510

Textiles, Apparel & Luxury Goods—1.6%
Capri Holdings, Ltd. (a)	69,817	2,863,195
Carter’s, Inc. (b)	19,057	1,343,137
Columbia Sportswear Co. (b)	15,760	1,128,101
Crocs, Inc. (a)	29,123	1,417,417
Deckers Outdoor Corp. (a) (c)	12,885	3,290,185
Hanesbrands, Inc. (b)	164,960	1,697,439
Skechers USA, Inc. - Class A (a)	63,795	2,269,826
Under Armour, Inc. - Class A (a) (b)	89,234	743,319
Under Armour, Inc. - Class C (a) (b)	95,880	726,770

		15,479,389

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.7%
Essent Group, Ltd. (b)	50,892	$1,979,699
MGIC Investment Corp.	146,432	1,845,043
New York Community Bancorp, Inc. (b)	220,895	2,016,771
Washington Federal, Inc. (b)	30,888	927,258

		6,768,771

Trading Companies & Distributors—1.0%
GATX Corp. (b)	16,838	1,585,466
MSC Industrial Direct Co., Inc. - Class A	22,318	1,676,305
Univar Solutions, Inc. (a) (b)	80,041	1,990,620
Watsco, Inc. (b)	15,686	3,746,130

		8,998,521

Water Utilities—0.5%
Essential Utilities, Inc.	108,897	4,992,927

Total Common Stocks (Cost $757,574,838)		915,454,280

Mutual Funds—1.8%

Investment Companies—1.8%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $20,080,500)	41,600	17,201,184

Short-Term Investments—1.5%

U.S. Treasury—1.5%
U.S. Treasury Bills 0.859%, 07/28/22 (e)	4,150,000	4,146,646
1.388%, 08/16/22 (e)	9,925,000	9,907,594

Total Short-Term Investments (Cost $14,054,564)		14,054,240

Securities Lending Reinvestments (f)—18.0%

Certificates of Deposit—5.7%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (g)	3,000,000	3,000,185
Bank of Nova Scotia 1.960%, FEDEFF PRV + 0.380%, 01/06/23 (g)	3,000,000	3,000,462
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (g)	2,000,000	1,997,522
2.020%, SOFR + 0.510%, 03/15/23 (g)	3,000,000	2,997,867
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (g)	3,000,000	2,995,219
2.010%, SOFR + 0.500%, 03/03/23 (g)	2,000,000	1,999,477
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (g)	1,000,000	999,961
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (g)	5,000,000	5,000,000

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (g)	3,000,000	2,999,805
Credit Suisse Group AG 1.520%, 08/09/22	2,000,000	1,999,412
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (g)	2,000,000	1,999,572
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (g)	2,000,000	1,999,736
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (g)	1,000,000	1,000,000
Nordea Bank Abp (NY) 2.020%, SOFR + 0.500%, 02/27/23 (g)	2,000,000	2,000,128
Norinchukin Bank 1.810%, SOFR + 0.300%, 07/14/22 (g)	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (g)	4,000,000	3,999,992
Rabobank (London) 2.050%, SOFR + 0.530%, 05/16/23 (g)	2,000,000	2,000,000
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (g)	4,000,000	3,999,280
1.910%, SOFR + 0.400%, 11/02/22 (g)	2,000,000	1,999,914
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (g)	2,000,000	1,999,942
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (g)	2,000,000	1,997,184

		53,984,404

Commercial Paper—1.5%
Australia & New Zealand Banking Group, Ltd. 1.910%, SOFR + 0.400%, 12/01/22 (g)	3,000,000	3,000,888
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (g)	3,000,000	3,001,146
Liberty Street Funding LLC 1.550%, 07/01/22	5,000,000	4,999,760
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (g)	1,000,000	999,981
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (g)	2,000,000	2,000,000

		14,001,775

Repurchase Agreements—8.4%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $10,000,431; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $10,200,000.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $5,009,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $5,100,260.	5,000,000	$5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $10,000,436; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $10,214,034.	10,000,000	10,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $5,401,649; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $5,515,577.	5,400,000	5,400,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $11,103,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $12,241,157.	11,100,000	11,100,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $11,739,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $11,973,910.	11,738,644	11,738,644
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $2,000,675; collateralized by various Common Stock with an aggregate market value of $2,223,562.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $4,200,175; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $4,285,607.	4,200,000	4,200,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,100,046; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,122,421.	1,100,000	1,100,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $1,700,077; collateralized by various Common Stock with an aggregate market value of $1,889,333.	1,700,000	1,700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $5,000,231; collateralized by various Common Stock with an aggregate market value of $5,559,129.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $2,500,812; collateralized by various Common Stock with an aggregate market value of $2,779,565.	2,500,000	2,500,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $9,900,454; collateralized by various Common Stock with an aggregate market value of $1,08,99,924.	9,900,000	9,900,000

		79,638,644

Time Deposits—1.0%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	5,000,000	5,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000

		10,000,000

Mutual Funds—1.4%
AB Government Money Market Portfolio, Institutional Class 1.30% (h)	3,000,000	3,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (h)	10,000,000	10,000,000

		13,000,000

Total Securities Lending Reinvestments (Cost $170,638,644)		170,624,823

Total Investments—117.9% (Cost $962,348,546)		1,117,334,527
Other assets and liabilities (net)—(17.9)%		(169,929,187)

Net Assets—100.0%		$947,405,340

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $164,943,702 and the collateral received consisted of cash in the amount of $170,638,429. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $2,415,200.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset-
and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	09/16/22	57	USD	12,927,600	$(130,903)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$915,454,280	$—	$—	$915,454,280
Total Mutual Funds*	17,201,184	—	—	17,201,184
Total Short-Term Investments*	—	14,054,240	—	14,054,240
Securities Lending Reinvestments
Certificates of Deposit	—	53,984,404	—	53,984,404
Commercial Paper	—	14,001,775	—	14,001,775
Repurchase Agreements	—	79,638,644	—	79,638,644
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	13,000,000	—	—	13,000,000
Total Securities Lending Reinvestments	13,000,000	157,624,823	—	170,624,823
Total Investments	$945,655,464	$171,679,063	$—	$1,117,334,527

Collateral for Securities Loaned (Liability)	$—	$(170,638,429)	$—	$(170,638,429)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(130,903)	$—	$—	$(130,903)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$1,115,881,517
Affiliated investments at value (c)	1,453,010
Cash	238
Receivable for:
Fund shares sold	816,934
Dividends	1,021,353

Total Assets	1,119,173,052
Liabilities
Collateral for securities loaned	170,638,429
Payables for:
Fund shares redeemed	295,899
Variation margin on futures contracts	126,535
Accrued Expenses:
Management fees	199,868
Distribution and service fees	102,996
Deferred trustees’ fees	156,692
Other expenses	247,293

Total Liabilities	171,767,712

Net Assets	$947,405,340

Net Assets Consist of:
Paid in surplus	$762,475,324
Distributable earnings (Accumulated losses)	184,930,016

Net Assets	$947,405,340

Net Assets
Class A	$483,605,774
Class B	286,609,268
Class E	26,739,693
Class G	150,450,605
Capital Shares Outstanding*
Class A	33,189,571
Class B	20,135,013
Class E	1,858,341
Class G	10,712,159
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.57
Class B	14.23
Class E	14.39
Class G	14.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $961,058,099.
(b)	Includes securities loaned at value of $164,943,702.
(c)	Identified cost of affiliated investments was $1,290,447.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends	$8,398,822
Interest	18,681
Securities lending income	168,163

Total investment income	8,585,666
Expenses
Management fees	1,356,637
Administration fees	26,018
Custodian and accounting fees	47,002
Distribution and service fees—Class B	413,231
Distribution and service fees—Class E	23,282
Distribution and service fees—Class G	258,591
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	37,068
Insurance	4,247
Miscellaneous (a)	78,190

Total expenses	2,286,960
Less management fee waiver	(17,221)

Net expenses	2,269,739

Net Investment Income	6,315,927

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	29,298,087
Affiliated investments	35,655
Futures contracts	(2,897,039)

Net realized gain (loss)	26,436,703

Net change in unrealized appreciation (depreciation) on:
Investments	(268,228,542)
Affiliated investments	(429,855)
Futures contracts	(370,814)

Net change in unrealized appreciation (depreciation)	(269,029,211)

Net realized and unrealized gain (loss)	(242,592,508)

Net Increase (Decrease) in Net Assets From Operations	$(236,276,581)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,315,927	$10,498,587
Net realized gain (loss)	26,436,703	169,797,498
Net change in unrealized appreciation (depreciation)	(269,029,211)	78,361,021

Increase (decrease) in net assets from operations	(236,276,581)	258,657,106

From Distributions to Shareholders
Class A	(91,716,740)	(34,746,740)
Class B	(54,536,369)	(21,638,582)
Class E	(5,150,333)	(2,027,108)
Class G	(28,926,185)	(10,317,316)

Total distributions	(180,329,627)	(68,729,746)

Increase (decrease) in net assets from capital share transactions	133,590,908	(84,723,597)

Total increase (decrease) in net assets	(283,015,300)	105,203,763

Net Assets
Beginning of period	1,230,420,640	1,125,216,877

End of period	$947,405,340	$1,230,420,640

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	907,514	$17,922,936	2,025,222	$43,684,010
Reinvestments	6,184,541	91,716,740	1,645,985	34,746,740
Redemptions	(1,909,713)	(38,561,063)	(4,771,622)	(102,252,964)

Net increase (decrease)	5,182,342	$71,078,613	(1,100,415)	$(23,822,214)

Class B
Sales	248,042	$4,381,152	452,697	$9,467,818
Reinvestments	3,763,725	54,536,369	1,045,342	21,638,582
Redemptions	(1,213,021)	(24,033,453)	(4,037,475)	(84,390,133)

Net increase (decrease)	2,798,746	$34,884,068	(2,539,436)	$(53,283,733)

Class E
Sales	32,361	$616,000	61,594	$1,303,802
Reinvestments	351,799	5,150,333	97,037	2,027,108
Redemptions	(133,297)	(2,553,761)	(310,418)	(6,561,257)

Net increase (decrease)	250,863	$3,212,572	(151,787)	$(3,230,347)

Class G
Sales	418,073	$8,014,001	1,025,037	$21,233,902
Reinvestments	2,024,226	28,926,185	503,775	10,317,316
Redemptions	(644,081)	(12,524,531)	(1,736,367)	(35,938,521)

Net increase (decrease)	1,798,218	$24,415,655	(207,555)	$(4,387,303)

Increase (decrease) derived from capital shares transactions		$133,590,908		$(84,723,597)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.29		$19.01	$18.27	$16.32	$20.24	$18.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.21	0.21	0.26	0.26	0.24
Net realized and unrealized gain (loss)	(4.45)		4.36	1.85	3.78	(2.24)	2.63

Total income (loss) from investment operations	(4.32)		4.57	2.06	4.04	(1.98)	2.87

Less Distributions
Distributions from net investment income	(0.22)		(0.24)	(0.24)	(0.26)	(0.26)	(0.27)
Distributions from net realized capital gains	(3.18)		(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(3.40)		(1.29)	(1.32)	(2.09)	(1.94)	(1.52)

Net Asset Value, End of Period	$14.57		$22.29	$19.01	$18.27	$16.32	$20.24

Total Return (%) (b)	(19.65	)(c)	24.40	13.39	25.95	(11.30)	15.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	(d)	0.30	0.31	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (e)	0.29	(d)	0.29	0.31	0.30	0.30	0.29
Ratio of net investment income (loss) to average net assets (%)	1.29	(d)	1.00	1.33	1.44	1.34	1.26
Portfolio turnover rate (%)	9	(c)	33	31	24	25	23
Net assets, end of period (in millions)	$483.6		$624.2	$553.3	$528.6	$442.2	$545.3

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.82		$18.64	$17.93	$16.05	$19.93	$18.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.16	0.17	0.21	0.21	0.19
Net realized and unrealized gain (loss)	(4.35)		4.26	1.82	3.71	(2.20)	2.59

Total income (loss) from investment operations	(4.25)		4.42	1.99	3.92	(1.99)	2.78

Less Distributions
Distributions from net investment income	(0.16)		(0.19)	(0.20)	(0.21)	(0.21)	(0.23)
Distributions from net realized capital gains	(3.18)		(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(3.34)		(1.24)	(1.28)	(2.04)	(1.89)	(1.48)

Net Asset Value, End of Period	$14.23		$21.82	$18.64	$17.93	$16.05	$19.93

Total Return (%) (b)	(19.75	)(c)	24.07	13.15	25.57	(11.51)	15.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.55	0.56	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.54	0.56	0.55	0.55	0.54
Ratio of net investment income (loss) to average net assets (%)	1.04	(d)	0.75	1.08	1.19	1.09	1.01
Portfolio turnover rate (%)	9	(c)	33	31	24	25	23
Net assets, end of period (in millions)	$286.6		$378.3	$370.5	$364.5	$330.8	$427.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.04		$18.81	$18.09	$16.17	$20.07	$18.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.18	0.19	0.23	0.23	0.21
Net realized and unrealized gain (loss)	(4.39)		4.31	1.82	3.75	(2.22)	2.61

Total income (loss) from investment operations	(4.28)		4.49	2.01	3.98	(1.99)	2.82

Less Distributions
Distributions from net investment income	(0.19)		(0.21)	(0.21)	(0.23)	(0.23)	(0.25)
Distributions from net realized capital gains	(3.18)		(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(3.37)		(1.26)	(1.29)	(2.06)	(1.91)	(1.50)

Net Asset Value, End of Period	$14.39		$22.04	$18.81	$18.09	$16.17	$20.07

Total Return (%) (b)	(19.71	)(c)	24.23	13.21	25.77	(11.44)	15.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	(d)	0.45	0.46	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (e)	0.44	(d)	0.44	0.46	0.45	0.45	0.44
Ratio of net investment income (loss) to average net assets (%)	1.14	(d)	0.85	1.18	1.29	1.19	1.11
Portfolio turnover rate (%)	9	(c)	33	31	24	25	23
Net assets, end of period (in millions)	$26.7		$35.4	$33.1	$33.3	$30.6	$40.0

	Class G
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.59		$18.46	$17.78	$15.93	$19.80	$18.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.14	0.16	0.20	0.20	0.18
Net realized and unrealized gain (loss)	(4.30)		4.23	1.79	3.69	(2.19)	2.58

Total income (loss) from investment operations	(4.21)		4.37	1.95	3.89	(1.99)	2.76

Less Distributions
Distributions from net investment income	(0.16)		(0.19)	(0.19)	(0.21)	(0.20)	(0.23)
Distributions from net realized capital gains	(3.18)		(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(3.34)		(1.24)	(1.27)	(2.04)	(1.88)	(1.48)

Net Asset Value, End of Period	$14.04		$21.59	$18.46	$17.78	$15.93	$19.80

Total Return (%) (b)	(19.73	)(c)	24.01	13.07	25.54	(11.56)	15.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.61	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.59	0.61	0.60	0.60	0.59
Ratio of net investment income (loss) to average net assets (%)	0.99	(d)	0.70	1.03	1.14	1.04	0.96
Portfolio turnover rate (%)	9	(c)	33	31	24	25	23
Net assets, end of period (in millions)	$150.5		$192.4	$168.4	$149.1	$124.0	$149.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $79,638,644, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(156,694,788)	$—	$—	$—	$(156,694,788)
Mutual Funds	(13,943,641)	—	—	—	(13,943,641)
Total Borrowings	$(170,638,429)	$—	$—	$—	$(170,638,429)
Gross amount of recognized liabilities for securities lending transactions					$(170,638,429)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$130,903

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(2,897,039)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(370,814)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long . . . . . . . . . . . . .	$14,622,025

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$94,596,447	$0	$133,068,579

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2022 were $1,356,637.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2022 were $128,354.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2022	Number of shares held June 30, 2022
Brighthouse Financial, Inc.	$2,003,676	$—	$(156,466)	$35,655	$(429,855)	$1,453,010	35,422

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$964,364,815

Gross unrealized appreciation	235,076,281
Gross unrealized (depreciation)	(82,237,472)

Net unrealized appreciation (depreciation)	$152,838,809

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$26,695,900	$13,231,462	$42,033,846	$65,981,473	$68,729,746	$79,212,935

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$37,462,472	$142,624,457	$421,628,109	$—	$601,715,038

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned -19.18%, -19.31%, -19.26%, and -19.30%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned -19.57%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2022, equity markets declined on fears that the Federal Reserve would need to take aggressive actions to address higher inflation, which reached a new 40-year peak in the first quarter of 2022, buoyed by a tight labor market, ongoing supply problems and strong U.S. consumer demand. Investors reacted negatively to worse than expected macroeconomic data and weak corporate earnings. In addition, equity investors were concerned about the continued spread of the COVID-19 omicron variant and the global economic repercussions resulting from the Russian invasion of Ukraine, including higher oil, natural gas, and food prices.

The U.S. dollar strengthened during the six-month period, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately -8.30%.

All twenty-one countries comprising the MSCI EAFE Index experienced negative returns for the first six months of 2022. Hong Kong (2.8% beginning weight in the benchmark), down -2.9%, and Portugal (0.2% beginning weight in the benchmark), down -3.2%, were the best-relative performing countries. Ireland (0.7% beginning weight), down -35.5%, and Austria (0.2% beginning weight), down -33.1% were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were, Shell, up 20.1%; British American Tobacco, up 17.4%; and AstraZeneca, up 13.5%. The stocks with the largest negative impact were ASML Holding, down -40.3%; LVMH Moet Hennessy Louis Vuitton, down -25.6%; and Nestle, down -14.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	-19.18	-17.60	2.06	5.18
Class B	-19.31	-17.86	1.79	4.91
Class E	-19.26	-17.78	1.90	5.01
Class G	-19.30	-17.89	1.75	4.86
MSCI EAFE Index	-19.57	-17.77	2.20	5.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Nestle S.A.	2.3
Roche Holding AG	1.7
AstraZeneca plc	1.4
Shell plc	1.4
ASML Holding NV	1.4
Novo Nordisk A/S- Class B	1.3
Novartis AG	1.3
iShares MSCI EAFE ETF	1.3
LVMH Moet Hennessy Louis Vuitton SE	1.2
Toyota Motor Corp.	1.2

Top Countries

% of Net Assets
Japan	21.6
United Kingdom	13.2
Switzerland	10.9
France	10.5
Australia	7.5
Germany	7.4
Netherlands	5.3
Sweden	3.1
Hong Kong	3.0
Denmark	2.7

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.37%	$1,000.00	$808.20	$1.66
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class B (a)	Actual	0.62%	$1,000.00	$806.90	$2.78
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E (a)	Actual	0.52%	$1,000.00	$807.40	$2.33
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class G (a)	Actual	0.67%	$1,000.00	$807.00	$3.00
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Australia—7.5%
Ampol, Ltd.	12,840	$300,612
APA Group	77,620	601,153
Aristocrat Leisure, Ltd.	38,272	905,517
ASX, Ltd.	13,079	735,365
Aurizon Holdings, Ltd.	132,266	346,274
Australia & New Zealand Banking Group, Ltd.	182,523	2,766,621
BGP Holdings plc (a) (b) (c)	713,624	0
BHP Group, Ltd.	335,049	9,613,947
BlueScope Steel, Ltd.	33,509	366,239
Brambles, Ltd.	91,149	670,768
Cochlear, Ltd.	4,353	595,176
Coles Group, Ltd.	88,152	1,080,067
Commonwealth Bank of Australia	112,937	7,023,190
Computershare, Ltd.	39,599	671,459
CSL, Ltd.	31,969	5,917,733
Dexus (REIT)	77,269	471,326
Domino’s Pizza Enterprises, Ltd.	4,255	198,801
Endeavour Group, Ltd.	89,555	466,345
Evolution Mining, Ltd.	118,939	190,577
Fortescue Metals Group, Ltd.	115,617	1,416,790
Goodman Group	115,041	1,409,862
GPT Group (The) (REIT)	137,557	398,724
IDP Education, Ltd.	14,103	230,651
Insurance Australia Group, Ltd.	171,814	515,367
LendLease Corp,Ltd. (REIT)	48,652	304,960
Lottery Corp., Ltd. (The) (c)	153,298	476,478
Macquarie Group, Ltd.	24,188	2,738,697
Medibank Private, Ltd.	194,632	435,184
Mineral Resources, Ltd. (c)	11,249	379,180
Mirvac Group (REIT)	261,656	355,022
National Australia Bank, Ltd.	216,578	4,080,503
Newcrest Mining, Ltd.	59,082	836,982
Northern Star Resources, Ltd.	79,868	366,929
Orica, Ltd.	24,591	266,178
Origin Energy, Ltd.	123,597	490,437
Qantas Airways, Ltd. (c)	58,443	179,801
QBE Insurance Group, Ltd.	90,383	755,569
Ramsay Health Care, Ltd.	11,010	554,713
REA Group, Ltd.	2,790	214,273
Reece, Ltd.	20,424	193,722
Rio Tinto, Ltd.	24,091	1,719,311
Santos, Ltd.	208,207	1,057,429
Scentre Group (REIT)	344,461	612,803
Seek, Ltd.	23,745	343,271
Sonic Healthcare, Ltd.	30,246	686,931
South32, Ltd.	315,794	868,468
Stockland (REIT)	162,137	402,610
Suncorp Group, Ltd.	76,841	580,464
Telstra Corp., Ltd.	272,889	722,121
Transurban Group	203,784	2,016,127
Treasury Wine Estates, Ltd.	53,467	417,031
Vicinity Centres (REIT)	256,796	324,257
Washington H Soul Pattinson & Co., Ltd.	14,627	236,895
Wesfarmers, Ltd.	76,356	2,201,748
Westpac Banking Corp.	231,763	3,109,482
WiseTech Global, Ltd.	10,682	276,030

Australia—(Continued)
Woodside Energy Group, Ltd.	121,718	2,655,467
Woolworths Group, Ltd.	78,303	1,916,301

		69,667,938

Austria—0.2%
Erste Group Bank AG	21,338	540,722
OMV AG	9,828	460,441
Verbund AG	4,951	483,536
voestalpine AG	7,917	168,072

		1,652,771

Belgium—0.8%
Ageas SA	9,698	425,953
Anheuser-Busch InBev S.A.	57,689	3,104,466
D’ieteren Group	1,652	241,445
Elia Group S.A. (d)	2,407	340,629
Groupe Bruxelles Lambert S.A.	6,450	537,555
KBC Group NV	17,056	955,823
Proximus SADP	11,920	175,323
Sofina S.A.	1,124	229,347
Solvay S.A.	5,192	420,219
UCB S.A.	8,488	717,181
Umicore S.A.	13,317	464,384
Warehouses De Pauw CVA (REIT)	9,872	309,874

		7,922,199

Chile—0.0%
Antofagasta plc	26,957	378,171

China—0.6%
BOC Hong Kong Holdings, Ltd.	230,965	914,134
Budweiser Brewing Co. APAC, Ltd.	120,500	361,414
Chow Tai Fook Jewellery Group, Ltd.	143,000	269,055
ESR Group, Ltd. (c)	122,000	330,172
Prosus NV	55,047	3,629,284
SITC International Holdings Co., Ltd.	93,000	263,507

		5,767,566

Denmark—2.7%
AP Moller - Maersk A/S - Class A	226	522,855
AP Moller - Maersk A/S - Class B	351	822,566
Carlsberg AS - Class B	6,663	848,049
Chr Hansen Holding A/S	7,473	543,998
Coloplast A/S - Class B	7,704	877,962
Danske Bank A/S	48,462	685,327
Demant A/S (c)	7,349	275,251
DSV A/S	12,742	1,780,154
Genmab A/S (c)	4,362	1,411,765
GN Store Nord AS	8,231	289,710
Novo Nordisk A/S - Class B	111,451	12,342,623
Novozymes A/S - B Shares	13,878	833,842
Orsted A/S	12,362	1,289,766
Pandora A/S	5,136	323,842
Rockwool International A/S - B Shares	585	131,966
Tryg A/S	25,298	567,150

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Vestas Wind Systems A/S	67,020	$1,417,102

		24,963,928

Finland—1.2%
Elisa Oyj	8,457	474,230
Fortum Oyj	30,377	455,293
Kesko Oyj - B Shares	19,815	466,656
Kone Oyj - Class B	22,998	1,097,072
Neste Oyj	28,819	1,273,902
Nokia Oyj	361,104	1,678,074
Nordea Bank Abp	213,731	1,879,018
Orion Oyj - Class B	8,084	360,220
Sampo Oyj - A Shares	33,099	1,437,936
Stora Enso Oyj - R Shares	33,562	525,705
UPM-Kymmene Oyj	35,422	1,080,933
Wartsila Oyj Abp	31,392	244,136

		10,973,175

France—10.5%
Accor S.A. (c)	12,886	353,055
Aeroports de Paris (c)	2,209	280,752
Air Liquide S.A. (d)	34,699	4,678,792
Airbus SE	38,780	3,798,639
Alstom S.A.	21,565	492,453
Amundi S.A.	4,463	246,464
Arkema S.A.	3,712	333,736
AXA S.A.	127,528	2,891,139
BioMerieux	3,058	297,977
BNP Paribas S.A.	73,625	3,497,140
Bollore SE	61,874	287,966
Bouygues S.A.	15,150	467,413
Bureau Veritas S.A. (d)	19,740	504,908
Capgemini SE	10,869	1,875,082
Carrefour S.A.	42,889	759,165
Cie de Saint-Gobain	33,751	1,462,593
Cie Generale des Etablissements Michelin SCA	46,552	1,276,994
Covivio (REIT)	3,163	176,758
Credit Agricole S.A.	81,913	748,573
Danone S.A.	43,567	2,442,575
Dassault Aviation S.A.	1,830	284,998
Dassault Systemes SE	44,263	1,636,177
Edenred	17,436	824,243
Eiffage S.A.	5,728	518,946
Electricite de France S.A.	37,267	304,306
Engie S.A.	116,940	1,354,016
EssilorLuxottica S.A.	19,181	2,894,357
Eurazeo S.E.	2,867	178,689
Gecina S.A. (REIT) (d)	3,288	308,575
Getlink SE	25,836	456,488
Hermes International	2,091	2,356,627
Ipsen S.A.	2,947	277,551
Kering S.A.	5,036	2,610,255
Klepierre S.A. (REIT)	12,682	243,658
L’Oreal S.A.	15,990	5,511,485
La Francaise des Jeux SAEM	6,363	221,143
Legrand S.A.	17,126	1,271,553

France—(Continued)
LVMH Moet Hennessy Louis Vuitton SE	18,377	11,314,000
Orange S.A.	128,034	1,502,066
Pernod Ricard S.A.	13,684	2,528,718
Publicis Groupe S.A.	15,420	759,448
Remy Cointreau S.A.	1,206	211,878
Renault S.A. (c)	14,189	358,236
Safran S.A.	22,701	2,265,529
Sanofi	75,284	7,594,983
Sartorius Stedim Biotech	1,739	549,249
Schneider Electric SE	36,097	4,266,144
SEB S.A.	1,989	191,440
Societe Generale S.A.	53,796	1,177,012
Sodexo S.A. (d)	6,495	459,778
Teleperformance	3,877	1,189,839
Thales S.A.	6,713	821,495
TotalEnergies SE	163,317	8,588,224
UBISOFT Entertainment S.A. (c)	7,194	317,012
Unibail-Rodamco-Westfield (c)	7,986	406,593
Valeo	15,665	305,877
Veolia Environnement S.A. (d)	42,002	1,036,647
Vinci S.A.	35,857	3,213,725
Vivendi SE	49,997	509,031
Wendel S.E.	1,813	152,882
Worldline S.A. (c)	15,808	583,388

		98,428,435

Germany—7.0%
Adidas AG	11,474	2,024,465
Allianz SE	26,818	5,107,184
Aroundtown S.A. (d)	63,611	201,779
BASF SE (d)	60,446	2,624,100
Bayer AG	64,288	3,810,463
Bayerische Motoren Werke AG	21,740	1,669,707
Bechtle AG	5,943	242,417
Beiersdorf AG	7,042	717,620
Brenntag SE	9,778	634,876
Carl Zeiss Meditec AG	2,898	345,240
Commerzbank AG (c)	70,392	492,027
Continental AG	7,262	504,859
Covestro AG	13,256	457,053
Daimler Truck Holding AG (c)	28,970	754,281
Delivery Hero SE (c)	11,033	412,589
Deutsche Bank AG (d)	133,660	1,161,871
Deutsche Boerse AG	12,471	2,080,853
Deutsche Lufthansa AG (c) (d)	35,564	206,928
Deutsche Post AG	65,921	2,463,861
Deutsche Telekom AG	214,518	4,249,021
E.ON SE	144,559	1,209,952
Evonik Industries AG	12,954	275,914
Fresenius Medical Care AG & Co. KGaA	13,633	679,264
Fresenius SE & Co. KGaA	27,953	844,962
GEA Group AG	11,736	403,468
Hannover Rueck SE	4,237	613,210
HeidelbergCement AG	10,711	513,308
HelloFresh SE (c)	10,721	346,091
Henkel AG & Co. KGaA	6,878	419,917

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Infineon Technologies AG	86,668	$2,091,951
KION Group AG	5,070	209,773
Knorr-Bremse AG	5,273	300,121
LEG Immobilien SE	5,050	417,659
Mercedes-Benz Group AG	53,250	3,074,219
Merck KGaA	8,617	1,450,898
MTU Aero Engines AG	3,546	643,947
Muenchener Rueckversicherungs-Gesellschaft AG	9,297	2,179,572
Nemetschek SE	4,238	255,907
Puma SE	7,160	470,415
Rational AG	371	215,203
Rheinmetall AG	2,891	665,987
RWE AG	41,461	1,524,442
SAP SE	69,112	6,281,266
Scout24 SE	5,930	303,947
Siemens AG	50,769	5,154,820
Siemens Energy AG (c)	28,411	415,662
Siemens Healthineers AG	19,718	999,942
Symrise AG	8,326	903,954
Telefonica Deutschland Holding AG	73,147	209,584
Uniper SE	6,428	95,158
United Internet AG	4,835	137,643
Volkswagen AG	1,994	362,528
Vonovia SE	49,461	1,520,623
Zalando SE (c)	15,086	393,630

		65,746,131

Hong Kong—3.0%
AIA Group, Ltd.	801,400	8,802,530
CK Asset Holdings, Ltd.	126,940	899,137
CK Hutchison Holdings, Ltd.	176,440	1,199,909
CK Infrastructure Holdings, Ltd.	49,500	304,116
CLP Holdings, Ltd.	111,377	924,620
Galaxy Entertainment Group, Ltd.	152,000	909,559
Hang Lung Properties, Ltd.	142,000	269,510
Hang Seng Bank, Ltd. (d)	46,300	818,036
Henderson Land Development Co., Ltd.	100,311	377,558
HK Electric Investments & HK Electric Investments, Ltd.	180,000	165,182
HKT Trust & HKT, Ltd.	253,980	341,274
Hong Kong & China Gas Co., Ltd.	759,531	818,233
Hong Kong Exchanges & Clearing, Ltd.	78,700	3,928,483
Hongkong Land Holdings, Ltd.	86,500	434,970
Jardine Matheson Holdings, Ltd.	14,300	752,642
Link REIT (REIT)	133,041	1,086,535
MTR Corp., Ltd.	110,500	577,489
New World Development Co., Ltd.	115,926	418,443
Power Assets Holdings, Ltd.	93,049	586,071
Sino Land Co., Ltd.	233,600	344,976
Sun Hung Kai Properties, Ltd.	96,250	1,138,866
Swire Pacific, Ltd. - Class A	36,817	221,220
Swire Properties, Ltd.	83,600	207,832
Techtronic Industries Co., Ltd.	94,500	987,936
WH Group, Ltd.	564,000	436,353
Wharf Real Estate Investment Co., Ltd.	117,976	562,431
Xinyi Glass Holdings, Ltd.	128,000	308,084

		27,821,995

Ireland—0.7%
AerCap Holdings NV (c)	9,000	368,460
CRH plc	52,050	1,797,312
Flutter Entertainment plc (c)	11,454	1,156,801
James Hardie Industries plc	30,071	656,189
Kerry Group plc - Class A	10,420	995,801
Kingspan Group plc	9,603	576,334
Smurfit Kappa Group plc	16,402	552,159

		6,103,056

Israel—0.7%
Azrieli Group, Ltd.	3,090	216,917
Bank Hapoalim B.M.	79,475	666,190
Bank Leumi Le-Israel B.M.	98,212	876,575
Check Point Software Technologies, Ltd. (c)	7,600	925,528
CyberArk Software, Ltd. (c)	2,700	345,492
Elbit Systems, Ltd.	1,811	414,016
ICL Group, Ltd.	48,759	444,100
Israel Discount Bank, Ltd. - Class A	83,247	434,700
Mizrahi Tefahot Bank, Ltd.	9,874	327,674
Nice, Ltd. (c)	4,264	819,533
Teva Pharmaceutical Industries, Ltd. (ADR) (c)	75,753	569,663
Tower Semiconductor, Ltd. (c)	7,437	346,535
Wix.com, Ltd. (c)	3,600	235,980
ZIM Integrated Shipping Services, Ltd. (d)	5,700	269,211

		6,892,114

Italy—1.9%
Amplifon S.p.A.	9,033	277,428
Assicurazioni Generali S.p.A.	74,881	1,196,482
Atlantia S.p.A.	30,358	710,811
Davide Campari-Milano NV	36,167	380,960
DiaSorin S.p.A.	1,857	243,329
Enel S.p.A.	530,048	2,906,401
Eni S.p.A.	165,402	1,960,252
Ferrari NV	8,221	1,512,727
FinecoBank Banca Fineco S.p.A.	42,655	512,968
Infrastrutture Wireless Italiane S.p.A.	24,381	247,450
Intesa Sanpaolo S.p.A. (d)	1,101,259	2,065,638
Mediobanca Banca di Credito Finanziario S.p.A.	44,816	389,196
Moncler S.p.A.	13,551	583,981
Nexi S.p.A. (c)	32,431	269,414
Poste Italiane S.p.A.	29,264	274,264
Prysmian S.p.A.	17,303	476,372
Recordati Industria Chimica e Farmaceutica S.p.A.	5,644	246,025
Snam S.p.A.	137,424	719,566
Telecom Italia S.p.A. (c)	661,274	172,855
Terna - Rete Elettrica Nazionale	98,855	775,112
UniCredit S.p.A.	142,045	1,358,816

		17,280,047

Japan—21.6%
Advantest Corp.	11,400	604,952
Aeon Co., Ltd.	43,500	754,159
AGC, Inc. (d)	12,900	453,313
Aisin Corp.	11,100	343,469

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Ajinomoto Co., Inc.	33,000	$802,000
ANA Holdings, Inc. (c)	8,400	154,675
Asahi Group Holdings, Ltd.	30,500	998,466
Asahi Intecc Co., Ltd.	14,200	213,802
Asahi Kasei Corp.	85,900	655,610
Astellas Pharma, Inc.	120,300	1,871,938
Azbil Corp.	9,100	239,022
Bandai Namco Holdings, Inc.	13,500	952,581
Bridgestone Corp. (d)	36,400	1,327,142
Brother Industries, Ltd.	16,400	288,177
Canon, Inc. (d)	68,400	1,554,093
Capcom Co., Ltd.	13,000	315,514
Central Japan Railway Co.	9,800	1,129,890
Chiba Bank, Ltd. (The)	39,400	215,115
Chubu Electric Power Co., Inc.	45,700	459,586
Chugai Pharmaceutical Co., Ltd.	42,700	1,091,342
Concordia Financial Group, Ltd.	73,300	253,690
CyberAgent, Inc.	29,600	294,682
Dai Nippon Printing Co., Ltd.	13,000	280,187
Dai-ichi Life Holdings, Inc.	65,300	1,203,935
Daifuku Co., Ltd.	7,400	423,275
Daiichi Sankyo Co., Ltd.	116,400	2,934,592
Daikin Industries, Ltd.	16,700	2,676,826
Daito Trust Construction Co., Ltd.	4,600	396,181
Daiwa House Industry Co., Ltd.	37,400	871,147
Daiwa House REIT Investment Corp. (REIT)	136	307,891
Daiwa Securities Group, Inc.	73,700	328,901
Denso Corp.	27,700	1,471,517
Dentsu Group, Inc. (d)	14,400	432,280
Disco Corp.	1,900	447,001
East Japan Railway Co.	20,100	1,027,102
Eisai Co., Ltd.	16,800	708,436
ENEOS Holdings, Inc.	204,100	769,484
FANUC Corp.	12,700	1,988,070
Fast Retailing Co., Ltd.	3,900	2,036,838
Fuji Electric Co., Ltd.	8,600	356,210
FUJIFILM Holdings Corp.	23,700	1,270,976
Fujitsu, Ltd.	13,100	1,637,643
GLP J-REIT	268	327,130
GMO Payment Gateway, Inc.	3,000	211,219
Hakuhodo DY Holdings, Inc.	17,600	161,459
Hamamatsu Photonics KK	9,600	372,781
Hankyu Hanshin Holdings, Inc.	16,400	446,966
Hikari Tsushin, Inc.	1,500	153,684
Hirose Electric Co., Ltd.	2,415	318,498
Hitachi Construction Machinery Co., Ltd.	8,900	197,064
Hitachi Metals, Ltd. (c)	13,800	208,398
Hitachi, Ltd.	64,400	3,047,420
Honda Motor Co., Ltd.	106,900	2,582,531
Hoshizaki Corp.	8,200	244,307
Hoya Corp.	24,800	2,117,294
Hulic Co., Ltd.	25,800	199,575
Ibiden Co., Ltd.	7,800	217,714
Idemitsu Kosan Co., Ltd.	14,768	354,284
Iida Group Holdings Co., Ltd.	12,700	195,367
Inpex Corp.	71,100	766,363
Isuzu Motors, Ltd.	39,100	430,536

Japan—(Continued)
Ito En, Ltd.	4,000	178,870
ITOCHU Corp.	78,000	2,106,783
Itochu Techno-Solutions Corp.	7,100	172,896
Japan Airlines Co., Ltd. (c)	8,400	146,978
Japan Exchange Group, Inc.	31,100	448,574
Japan Metropolitan Fund Invest	494	384,521
Japan Post Bank Co., Ltd.	30,800	239,250
Japan Post Holdings Co., Ltd.	162,800	1,161,682
Japan Post Insurance Co., Ltd.	16,000	255,737
Japan Real Estate Investment Corp.	85	390,455
Japan Tobacco, Inc. (d)	75,300	1,300,764
JFE Holdings, Inc.	35,100	368,729
JSR Corp.	9,800	254,194
Kajima Corp.	32,000	366,961
Kakaku.com, Inc.	10,700	176,465
Kansai Electric Power Co., Inc. (The)	49,800	492,768
Kao Corp.	31,800	1,281,688
KDDI Corp.	107,100	3,382,312
Keio Corp.	6,700	239,616
Keisei Electric Railway Co., Ltd.	10,000	275,510
Keyence Corp.	12,800	4,374,896
Kikkoman Corp.	10,200	541,044
Kintetsu Group Holdings Co., Ltd.	12,612	391,930
Kirin Holdings Co., Ltd. (d)	51,100	804,311
Kobayashi Pharmaceutical Co., Ltd.	3,600	221,679
Kobe Bussan Co., Ltd.	9,200	224,917
Koito Manufacturing Co., Ltd.	7,700	244,296
Komatsu, Ltd.	61,400	1,365,063
Konami Holdings Corp.	6,200	342,938
Kose Corp.	2,300	209,154
Kubota Corp.	67,200	1,003,772
Kurita Water Industries, Ltd.	7,100	257,918
Kyocera Corp.	21,800	1,165,373
Kyowa Kirin Co., Ltd.	15,200	341,473
Lasertec Corp.	5,100	601,394
Lixil Corp.	19,000	355,616
M3, Inc.	29,000	833,281
Makita Corp.	15,900	396,247
Marubeni Corp.	105,900	954,724
Mazda Motor Corp.	43,000	351,674
McDonald’s Holdings Co. Japan, Ltd.	5,400	196,338
MEIJI Holdings Co., Ltd.	7,300	357,936
MINEBEA MITSUMI, Inc.	26,300	447,838
MISUMI Group, Inc.	19,300	406,805
Mitsubishi Chemical Holdings Corp.	90,400	489,480
Mitsubishi Corp. (d)	82,700	2,455,944
Mitsubishi Electric Corp.	128,400	1,372,578
Mitsubishi Estate Co., Ltd.	75,800	1,099,311
Mitsubishi HC Capital, Inc.	36,000	165,968
Mitsubishi Heavy Industries, Ltd.	19,500	681,657
Mitsubishi UFJ Financial Group, Inc.	791,788	4,231,000
Mitsui & Co., Ltd.	92,717	2,044,812
Mitsui Chemicals, Inc.	12,700	270,426
Mitsui Fudosan Co., Ltd.	61,200	1,315,267
Mitsui OSK Lines, Ltd.	22,800	522,972
Mizuho Financial Group, Inc.	156,550	1,777,879
MonotaRO Co., Ltd.	18,400	273,320

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
MS&AD Insurance Group Holdings, Inc.	28,400	$869,587
Murata Manufacturing Co., Ltd.	37,700	2,039,220
NEC Corp.	15,600	605,689
Nexon Co., Ltd.	31,800	650,711
NGK Insulators, Ltd.	19,300	259,926
Nidec Corp.	30,000	1,852,619
Nihon M&A Center Holdings, Inc.	22,000	234,044
Nintendo Co., Ltd.	7,400	3,194,104
Nippon Building Fund, Inc. (d)	102	506,867
Nippon Express Holdings, Inc.	5,900	320,278
Nippon Paint Holdings Co., Ltd. (d)	54,000	402,399
Nippon Prologis REIT, Inc.	143	351,256
Nippon Sanso Holdings Corp.	9,600	152,968
Nippon Shinyaku Co., Ltd.	3,200	194,465
Nippon Steel Corp.	56,300	784,796
Nippon Telegraph & Telephone Corp.	79,200	2,271,078
Nippon Yusen KK	11,100	760,483
Nissan Chemical Corp.	8,600	396,132
Nissan Motor Co., Ltd.	154,500	601,420
Nisshin Seifun Group, Inc.	15,700	183,578
Nissin Foods Holdings Co., Ltd.	4,700	324,055
Nitori Holdings Co., Ltd.	4,800	455,095
Nitto Denko Corp.	9,300	601,628
Nomura Holdings, Inc.	184,800	675,051
Nomura Real Estate Holdings, Inc.	9,500	232,670
Nomura Real Estate Master Fund, Inc. (REIT)	296	369,132
Nomura Research Institute, Ltd.	20,800	553,221
NTT Data Corp.	43,680	599,010
Obayashi Corp.	45,500	330,105
Obic Co., Ltd.	4,200	593,801
Odakyu Electric Railway Co., Ltd.	20,800	279,645
Oji Holdings Corp.	61,700	267,157
Olympus Corp.	82,000	1,646,959
Omron Corp.	12,600	639,926
Ono Pharmaceutical Co., Ltd.	26,000	666,627
Open House Group Co., Ltd.	5,600	222,763
Oracle Corp. Japan	3,000	173,034
Oriental Land Co., Ltd.	13,000	1,808,146
ORIX Corp.	81,700	1,369,746
Osaka Gas Co., Ltd.	25,000	479,533
Otsuka Corp.	7,400	218,319
Otsuka Holdings Co., Ltd.	26,000	922,566
Pan Pacific International Holdings Corp.	26,000	414,599
Panasonic Holdings Corp.	140,000	1,131,079
Persol Holdings Co., Ltd.	13,400	243,587
Rakuten Group, Inc.	61,500	277,335
Recruit Holdings Co., Ltd.	95,700	2,818,499
Renesas Electronics Corp. (c)	82,000	738,843
Resona Holdings, Inc.	143,200	535,789
Ricoh Co., Ltd.	31,500	244,719
Rohm Co., Ltd.	5,000	345,818
SBI Holdings, Inc.	16,511	322,930
SCSK Corp.	11,700	196,761
Secom Co., Ltd.	14,200	876,642
Seiko Epson Corp.	20,000	282,859
Sekisui Chemical Co., Ltd.	25,900	354,339
Sekisui House, Ltd.	37,700	658,961

Japan—(Continued)
Seven & i Holdings Co., Ltd.	49,000	1,897,014
SG Holdings Co., Ltd.	15,100	254,611
Shimadzu Corp.	15,600	493,114
Shimano, Inc.	5,100	861,597
Shimizu Corp.	39,000	215,444
Shin-Etsu Chemical Co., Ltd.	24,900	2,807,327
Shionogi & Co., Ltd.	18,100	913,798
Shiseido Co., Ltd.	25,500	1,023,194
Shizuoka Bank, Ltd. (The)	25,000	150,019
SMC Corp.	3,800	1,693,514
SoftBank Corp.	188,100	2,085,033
SoftBank Group Corp.	78,900	3,045,267
Sompo Holdings, Inc.	21,699	956,075
Sony Group Corp.	83,500	6,815,149
Square Enix Holdings Co., Ltd.	6,500	287,733
Subaru Corp.	37,600	668,032
SUMCO Corp.	22,600	290,437
Sumitomo Chemical Co., Ltd.	105,400	410,926
Sumitomo Corp.	70,200	958,891
Sumitomo Electric Industries, Ltd.	45,834	506,246
Sumitomo Metal Mining Co., Ltd.	16,600	519,544
Sumitomo Mitsui Financial Group, Inc.	87,000	2,580,485
Sumitomo Mitsui Trust Holdings, Inc.	23,126	711,601
Sumitomo Realty & Development Co., Ltd.	22,600	596,566
Suntory Beverage & Food, Ltd.	10,400	392,877
Suzuki Motor Corp.	23,000	722,706
Sysmex Corp.	10,800	649,906
T&D Holdings, Inc.	39,400	470,293
Taisei Corp.	14,500	451,208
Takeda Pharmaceutical Co., Ltd.	99,348	2,788,337
TDK Corp.	26,300	812,315
Terumo Corp.	41,500	1,249,825
TIS, Inc.	16,500	432,094
Tobu Railway Co., Ltd.	14,600	333,429
Toho Co., Ltd.	8,500	307,082
Tokio Marine Holdings, Inc.	40,900	2,380,359
Tokyo Electric Power Co. Holdings, Inc. (c)	108,500	452,975
Tokyo Electron, Ltd.	10,000	3,239,448
Tokyo Gas Co., Ltd.	26,000	537,232
Tokyu Corp.	37,500	441,373
TOPPAN, Inc.	13,000	217,069
Toray Industries, Inc.	92,400	518,099
Toshiba Corp.	25,100	1,019,543
Tosoh Corp.	18,900	234,593
TOTO, Ltd.	10,400	343,346
Toyota Industries Corp.	10,200	631,434
Toyota Motor Corp.	702,100	10,798,904
Toyota Tsusho Corp.	15,500	506,002
Trend Micro, Inc.	8,900	432,654
Unicharm Corp.	25,800	862,683
USS Co., Ltd.	16,600	286,579
West Japan Railway Co.	14,600	536,729
Yakult Honsha Co., Ltd.	9,100	524,669
Yamaha Corp.	9,100	374,084
Yamaha Motor Co., Ltd. (d)	18,700	342,490
Yamato Holdings Co., Ltd.	21,800	347,953
Yaskawa Electric Corp.	14,600	470,272

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yokogawa Electric Corp.	16,300	$267,080
Z Holdings Corp.	177,000	517,161
ZOZO, Inc.	8,400	151,339

		201,098,612

Jordan—0.0%
Hikma Pharmaceuticals plc	11,270	221,399

Luxembourg—0.2%
ArcelorMittal S.A.	38,000	860,789
Eurofins Scientific SE	8,661	683,069
Tenaris S.A.	27,400	351,179

		1,895,037

Macau—0.0%
Sands China, Ltd. (c)	176,400	430,737

Netherlands—5.3%
ABN AMRO Bank NV	29,995	336,420
Adyen NV (c)	1,438	2,108,841
Aegon NV	119,047	517,635
Akzo Nobel NV	12,124	799,106
Argenx SE (c)	3,211	1,208,995
ASM International NV	2,848	717,510
ASML Holding NV	26,976	12,988,310
Euronext NV	5,789	473,180
EXOR NV	7,620	477,108
Heineken Holding NV	7,046	514,140
Heineken NV (d)	16,675	1,523,481
IMCD NV	3,850	530,641
ING Groep NV	261,518	2,589,251
JDE Peet’s NV	5,438	154,875
Just Eat Takeaway.com NV (c)	13,092	208,842
Koninklijke Ahold Delhaize NV	69,743	1,813,287
Koninklijke DSM NV	11,244	1,620,407
Koninklijke KPN NV	229,375	816,255
Koninklijke Philips NV	60,898	1,318,179
NN Group NV	17,632	804,507
OCI NV	6,992	230,010
Randstad NV	8,273	402,486
Shell plc	504,939	13,145,777
Stellantis NV (Milan-Traded Shares)	145,530	1,808,049
Universal Music Group NV	49,997	1,007,739
Wolters Kluwer NV	17,273	1,676,336

		49,791,367

New Zealand—0.2%
Auckland International Airport, Ltd. (c)	89,204	397,718
Fisher & Paykel Healthcare Corp., Ltd.	38,953	483,099
Mercury NZ, Ltd.	47,715	167,601
Meridian Energy, Ltd.	89,813	260,949
Spark New Zealand, Ltd.	124,065	370,212
Xero, Ltd. (c)	8,809	466,932

		2,146,511

Norway—0.8%
Aker BP ASA (d)	8,515	293,348
DNB Bank ASA	60,120	1,078,700
Equinor ASA	64,937	2,251,991
Gjensidige Forsikring ASA	14,357	290,694
Kongsberg Gruppen ASA	6,272	224,975
Mowi ASA	29,767	677,059
Norsk Hydro ASA	91,188	512,488
Orkla ASA	54,509	434,981
Salmar ASA	4,072	286,420
Telenor ASA	48,193	640,030
Yara International ASA	10,920	456,878

		7,147,564

Portugal—0.2%
Banco Espirito Santo S.A. (144A) (a) (b) (c)	199,038	0
EDP - Energias de Portugal S.A.	189,377	882,979
Galp Energia SGPS S.A.	33,266	389,015
Jeronimo Martins SGPS S.A.	18,255	395,834

		1,667,828

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	228,844	468,890
CapitaLand Integrated Commercial Trust (REIT)	348,942	544,516
Capitaland Investment, Ltd.	170,600	468,939
City Developments, Ltd.	27,200	159,431
DBS Group Holdings, Ltd.	120,967	2,584,761
Genting Singapore, Ltd.	401,300	207,945
Grab Holdings, Ltd. - Class A (c) (d)	73,200	185,196
Keppel Corp., Ltd.	86,000	401,387
Mapletree Commercial Trust	147,200	193,730
Mapletree Logistics Trust	217,249	262,526
Oversea-Chinese Banking Corp., Ltd.	227,364	1,863,705
Singapore Airlines, Ltd. (c)	68,540	251,529
Singapore Exchange, Ltd.	54,400	370,199
Singapore Technologies Engineering, Ltd.	106,000	311,350
Singapore Telecommunications, Ltd.	507,020	922,428
United Overseas Bank, Ltd.	80,792	1,526,923
UOL Group, Ltd.	32,900	174,109
Venture Corp., Ltd.	20,500	245,326
Wilmar International, Ltd.	144,000	418,264

		11,561,154

South Africa—0.3%
Anglo American plc	84,044	2,993,758

Spain—2.5%
Acciona S.A.	1,638	301,969
ACS Actividades de Construccion y Servicios S.A.	16,502	399,386
Aena SME S.A. (c)	5,006	635,150
Amadeus IT Group S.A. (c)	29,027	1,626,972
Banco Bilbao Vizcaya Argentaria S.A.	446,318	2,020,861
Banco Santander S.A.	1,130,082	3,179,173
CaixaBank S.A.	294,221	1,021,432
Cellnex Telecom S.A.	35,254	1,370,091
EDP Renovaveis S.A.	20,247	477,270

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Enagas S.A.	15,136	$333,535
Endesa S.A. (d)	23,384	440,218
Ferrovial S.A.	31,401	798,828
Grifols S.A.	21,632	408,199
Iberdrola S.A. (d)	393,512	4,073,656
Industria de Diseno Textil S.A.	69,851	1,578,172
Naturgy Energy Group S.A.	9,652	277,357
Red Electrica Corp. S.A. (d)	29,209	551,698
Repsol S.A. (d)	95,651	1,405,087
Siemens Gamesa Renewable Energy S.A. (c)	12,710	239,381
Telefonica S.A.	358,981	1,825,282

		22,963,717

Sweden—3.1%
Alfa Laval AB	21,114	508,655
Assa Abloy AB - Class B	63,945	1,366,062
Atlas Copco AB - A Shares	177,060	1,653,983
Atlas Copco AB - B Shares	102,140	853,999
Boliden AB	16,516	524,431
Electrolux AB - Series B (d)	17,118	230,169
Embracer Group AB (c)	36,038	274,612
Epiroc AB - A Shares	42,693	658,784
Epiroc AB - B Shares	28,433	383,888
EQT AB (d)	18,476	383,411
Essity AB - Class B	38,912	1,014,195
Evolution AB	11,608	1,055,078
Fastighets AB Balder - B Shares (c)	44,076	210,991
Getinge AB - B Shares	15,453	356,783
H & M Hennes & Mauritz AB - B Shares	51,313	612,423
Hexagon AB - B Shares	133,449	1,385,236
Holmen AB - B Shares	6,226	252,324
Husqvarna AB - B Shares	25,677	188,632
Industrivarden AB - A Shares	9,265	208,354
Industrivarden AB - C Shares	10,214	226,999
Indutrade AB	18,127	330,448
Investment AB Latour - B Shares	10,798	213,412
Investor AB - A Shares (d)	33,691	604,324
Investor AB - B Shares	119,478	1,962,967
Kinnevik AB - B Shares (c)	17,515	282,030
L E Lundbergforetagen AB - B Shares	6,090	247,397
Lifco AB - B Shares	15,748	252,780
Lundin Energy Mergerco AB	13,010	506,820
Nibe Industrier AB - B Shares	100,180	751,812
Orron Energy AB (d)	13,010	8,853
Sagax AB - Class B	10,880	200,585
Sandvik AB	72,746	1,178,937
Securitas AB - B Shares	21,462	186,012
Sinch AB (c)	31,980	103,520
Skandinaviska Enskilda Banken AB - Class A	108,010	1,059,491
Skanska AB - B Shares	24,008	367,757
SKF AB - B Shares	25,976	382,049
Svenska Cellulosa AB SCA - Class B	40,209	600,130
Svenska Handelsbanken AB - A Shares	98,487	840,938
Swedbank AB - A Shares	57,325	724,024
Swedish Match AB	109,190	1,113,038
Swedish Orphan Biovitrum AB (c)	11,210	242,198

Sweden—(Continued)
Tele2 AB - B Shares	34,110	387,977
Telefonaktiebolaget LM Ericsson - B Shares	194,193	1,446,897
Telia Co. AB	176,416	674,753
Volvo AB - A Shares	14,069	226,236
Volvo AB - B Shares	97,294	1,505,522
Volvo Car AB - Class B (c) (d)	39,547	262,116

		29,012,032

Switzerland—10.9%
ABB, Ltd.	109,006	2,905,084
Adecco Group AG	10,992	372,852
Alcon, Inc.	32,764	2,282,251
Bachem Holding AG - Class B	2,095	145,208
Baloise Holding AG	2,719	445,059
Barry Callebaut AG	251	560,567
Chocoladefabriken Lindt & Spruengli AG	7	731,882
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	72	730,256
Cie Financiere Richemont S.A. - Class A	34,924	3,708,779
Clariant AG	13,958	265,384
Coca-Cola HBC AG	13,800	305,697
Credit Suisse Group AG	171,578	974,213
EMS-Chemie Holding AG	423	314,242
Ferguson plc	14,600	1,630,953
Geberit AG	2,335	1,119,911
Givaudan S.A.	625	2,202,653
Glencore plc	665,854	3,599,727
Holcim, AG	35,449	1,514,097
Julius Baer Group, Ltd.	15,725	724,449
Kuehne & Nagel International AG	3,794	895,715
Logitech International S.A.	11,995	622,717
Lonza Group AG	4,907	2,609,151
Nestle S.A.	186,310	21,796,461
Novartis AG	145,010	12,232,074
Partners Group Holding AG	1,502	1,351,141
Roche Holding AG	1,770	681,479
Roche Holding AG	46,499	15,478,874
Schindler Holding AG	1,428	256,250
Schindler Holding AG (Participation Certificate)	2,909	529,544
SGS S.A.	404	922,829
Sika AG	9,430	2,169,321
Sonova Holding AG	3,655	1,160,732
STMicroelectronics NV	44,652	1,416,234
Straumann Holding AG	7,396	887,177
Swatch Group AG (The)	4,374	193,800
Swatch Group AG (The) - Bearer Shares	1,701	402,490
Swiss Life Holding AG	2,117	1,029,204
Swiss Prime Site AG	4,615	403,883
Swiss Re AG	20,017	1,547,939
Swisscom AG	1,719	948,830
Temenos AG	4,465	379,998
UBS Group AG	235,479	3,790,416
VAT Group AG	1,824	434,338
Vifor Pharma AG (c)	3,020	522,092
Zurich Insurance Group AG	9,985	4,333,753

		101,529,706

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Taiwan—0.2%
Sea, Ltd. (ADR) (c)	23,800	$1,591,268

United Arab Emirates—0.0%
NMC Health plc (144A) (a) (b) (c)	7,569	0

United Kingdom—13.2%
3i Group plc	62,170	837,928
abrdn plc	153,329	298,048
Admiral Group plc	11,968	326,339
Ashtead Group plc	30,486	1,275,908
Associated British Foods plc	23,588	454,925
AstraZeneca plc	102,530	13,408,346
Auto Trader Group plc	59,168	399,170
AVEVA Group plc	8,176	222,894
Aviva plc	188,703	919,745
BAE Systems plc	204,680	2,065,315
Barclays plc	1,089,369	2,034,693
Barratt Developments plc	69,622	387,174
Berkeley Group Holdings plc	7,129	322,707
BP plc	1,281,680	6,022,435
British American Tobacco plc	144,278	6,168,915
British Land Co. plc (The) (REIT)	61,629	334,939
BT Group plc	461,139	1,043,966
Bunzl plc	23,720	783,668
Burberry Group plc	29,504	588,849
CNH Industrial NV	67,912	786,332
Coca-Cola Europacific Partners plc	13,100	676,091
Compass Group plc	116,912	2,387,918
Croda International plc	8,925	702,182
DCC plc	7,008	436,869
Diageo plc	154,068	6,631,210
Entain plc (c)	39,400	596,462
Experian plc	60,725	1,775,990
GlaxoSmithKline plc	337,374	7,237,368
Halma plc	27,211	669,225
Hargreaves Lansdown plc	27,409	262,522
HSBC Holdings plc (Hong Kong-Traded Shares)	1,346,719	8,765,204
Imperial Brands plc	58,302	1,300,055
Informa plc (c)	90,924	584,588
InterContinental Hotels Group plc	11,718	619,797
Intertek Group plc	11,659	596,037
J Sainsbury plc	120,106	297,651
JD Sports Fashion plc	153,395	215,234
Johnson Matthey plc	11,701	273,961
Kingfisher plc	148,300	440,032
Land Securities Group plc (REIT)	46,621	376,233
Legal & General Group plc	407,374	1,186,372
Lloyds Banking Group plc	4,711,416	2,424,518
London Stock Exchange Group plc	21,031	1,950,447
M&G plc	182,005	430,359
Melrose Industries plc	290,178	528,610
Mondi plc	29,085	514,742
National Grid plc	244,344	3,124,002
NatWest Group plc	372,927	989,723
Next plc	8,268	588,941
Ocado Group plc (c)	33,748	320,207
Pearson plc	37,372	340,552

United Kingdom—(Continued)
Persimmon plc	22,805	516,459
Phoenix Group Holdings plc	49,751	357,035
Prudential plc	178,490	2,215,036
Reckitt Benckiser Group plc	46,647	3,495,500
RELX plc	128,122	3,451,702
Rentokil Initial plc	132,544	764,288
Rio Tinto plc	73,860	4,406,122
Rolls-Royce Holdings plc (c)	555,318	560,287
Sage Group plc (The)	62,616	483,149
Schroders plc	7,869	255,628
Segro plc (REIT)	79,379	941,720
Severn Trent plc	17,094	564,727
Smith & Nephew plc	58,520	816,259
Smiths Group plc	25,708	437,375
Spirax-Sarco Engineering plc	5,277	633,640
SSE plc	70,245	1,385,498
St. James’s Place plc	38,927	521,951
Standard Chartered plc	165,924	1,248,110
Taylor Wimpey plc	255,125	361,811
Tesco plc	522,325	1,620,809
Unilever plc	169,974	7,718,109
United Utilities Group plc	48,927	606,307
Vodafone Group plc	1,805,966	2,779,438
Whitbread plc	13,755	414,578
WPP plc	80,473	806,799

		123,287,735

United States—0.1%
QIAGEN NV (c)	15,184	711,382

Total Common Stocks (Cost $795,812,502)		901,647,333

Mutual Funds—1.3%

United States—1.3%
iShares MSCI EAFE ETF (d) (e) (Cost $13,743,195)	188,000	11,748,120

Preferred Stocks—0.4%

Germany—0.4%
Bayerische Motoren Werke (BMW) AG	3,581	253,084
Henkel AG & Co. KGaA	11,026	677,580
Porsche Automobil Holding SE	9,628	635,352
Sartorius AG	1,841	641,539
Volkswagen AG	12,059	1,606,457

Total Preferred Stocks (Cost $3,716,557)		3,814,012

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (c) (Cost $0)	78,908	42,860

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Short-Term Investments—1.3%

Security Description	Principal Amount*	Value

U.S. Treasury—1.3%
U.S. Treasury Bills 0.892%, 07/28/22 (f)	6,550,000	$6,544,707
1.379%, 08/16/22 (f)	5,600,000	5,590,179

Total Short-Term Investments (Cost $12,135,594)		12,134,886

Securities Lending Reinvestments (g)—2.6%

Repurchase Agreements—2.2%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $4,000,172; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $4,080,000.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $3,000,131; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $3,064,210.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $2,200,672; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $2,247,087.	2,200,000	2,200,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $1,200,397; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $1,323,368.	1,200,000	1,200,000
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $292,699; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $298,589.	292,688	292,688
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $5,334,567; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $5,441,259.	5,334,348	5,334,348
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $20,007; collateralized by various Common Stock with an aggregate market value of $22,236.	20,000	20,000

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,200,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $1,224,459.	1,200,000	$1,200,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $200,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $204,077.	200,000	200,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $500,022; collateralized by various Common Stock with an aggregate market value of $555,686.	500,000	500,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,373.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $300,097; collateralized by various Common Stock with an aggregate market value of $333,548.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,100,050.	1,000,000	1,000,000

		20,247,036

Mutual Funds—0.4%
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380% (h)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (h)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $24,247,036)		24,247,036

Total Investments—102.2% (Cost $849,654,884)		953,634,247
Other assets and liabilities (net) —(2.2)%		(20,771,508)

Net Assets—100.0%		$932,862,739

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent less than 0.05% of net assets.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Non-income producing security.
(d)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $25,717,184 and the collateral received consisted of cash in the amount of $24,247,036 and non-cash collateral with a value of $2,885,025. The cash

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $4,999,200.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Ten Largest Industries as of June 30, 2022 (Unaudited)	% of Net Assets
Pharmaceuticals	9.7
Banks	8.6
Insurance	5.0
Oil, Gas & Consumable Fuels	4.5
Food Products	3.5
Metals & Mining	3.3
Chemicals	3.0
Automobiles	3.0
Textiles, Apparel & Luxury Goods	3.0
Machinery	2.8

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	09/16/22	115	USD	10,675,450	$122,811

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 — unadjusted quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 — significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$476,478	$69,191,460	$0	$69,667,938
Austria	—	1,652,771	—	1,652,771
Belgium	—	7,922,199	—	7,922,199
Chile	—	378,171	—	378,171
China	—	5,767,566	—	5,767,566
Denmark	—	24,963,928	—	24,963,928

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Finland	$—	$10,973,175	$—	$10,973,175
France	—	98,428,435	—	98,428,435
Germany	—	65,746,131	—	65,746,131
Hong Kong	—	27,821,995	—	27,821,995
Ireland	368,460	5,734,596	—	6,103,056
Israel	2,345,874	4,546,240	—	6,892,114
Italy	—	17,280,047	—	17,280,047
Japan	—	201,098,612	—	201,098,612
Jordan	—	221,399	—	221,399
Luxembourg	—	1,895,037	—	1,895,037
Macau	—	430,737	—	430,737
Netherlands	—	49,791,367	—	49,791,367
New Zealand	—	2,146,511	—	2,146,511
Norway	—	7,147,564	—	7,147,564
Portugal	—	1,667,828	0	1,667,828
Singapore	185,196	11,375,958	—	11,561,154
South Africa	—	2,993,758	—	2,993,758
Spain	—	22,963,717	—	22,963,717
Sweden	—	29,012,032	—	29,012,032
Switzerland	—	101,529,706	—	101,529,706
Taiwan	1,591,268	—	—	1,591,268
United Arab Emirates	—	—	0	0
United Kingdom	676,091	122,611,644	—	123,287,735
United States	—	711,382	—	711,382
Total Common Stocks	5,643,367	896,003,966	0	901,647,333
Total Mutual Funds*	11,748,120	—	—	11,748,120
Total Preferred Stocks*	—	3,814,012	—	3,814,012
Total Warrants*	42,860	—	—	42,860
Total Short-Term Investments*	—	12,134,886	—	12,134,886
Securities Lending Reinvestments
Repurchase Agreements	—	20,247,036	—	20,247,036
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	20,247,036	—	24,247,036
Total Investments	$21,434,347	$932,199,900	$0	$953,634,247

Collateral for Securities Loaned (Liability)	$—	$(24,247,036)	$—	$(24,247,036)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$122,811	$—	$—	$122,811

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

During the period ended June 30, 2022, a transfer out of Level 3 in the amount of $219,021 was due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$953,634,247
Cash	8,038
Cash denominated in foreign currencies	878,140
Receivable for:
Fund shares sold	155,376
Dividends and interest	4,032,941

Total Assets	958,708,742
Liabilities
Collateral for securities loaned	24,247,036
Payables for:
Investments purchased	315,550
Fund shares redeemed	261,589
Variation margin on futures contracts	53,459
Accrued Expenses:
Management fees	236,598
Distribution and service fees	96,980
Deferred trustees’ fees	157,364
Other expenses	477,427

Total Liabilities	25,846,003

Net Assets	$932,862,739

Net Assets Consist of:
Paid in surplus	$834,301,300
Distributable earnings (Accumulated losses)	98,561,439

Net Assets	$932,862,739

Net Assets
Class A	$497,963,871
Class B	275,269,131
Class E	20,437,670
Class G	139,192,067
Capital Shares Outstanding*
Class A	40,862,067
Class B	23,088,035
Class E	1,685,002
Class G	11,766,066
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.19
Class B	11.92
Class E	12.13
Class G	11.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $849,654,884.
(b)	Includes securities loaned at value of $25,717,184.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$20,430,456
Non-cash dividends	1,519,480
Interest	8,680
Securities lending income	158,530

Total investment income	22,117,146
Expenses
Management fees	1,606,188
Administration fees	26,093
Custodian and accounting fees	160,675
Distribution and service fees—Class B	393,182
Distribution and service fees—Class E	17,520
Distribution and service fees—Class G	237,882
Audit and tax services	25,242
Legal	20,427
Shareholder reporting	34,486
Insurance	4,335
Miscellaneous (b)	138,118

Total expenses	2,664,148
Less management fee waiver	(16,537)

Net expenses	2,647,611

Net Investment Income	19,469,535

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(2,087,624)
Futures contracts	(2,514,005)
Foreign currency transactions	(362,540)

Net realized gain (loss)	(4,964,169)

Net change in unrealized appreciation (depreciation) on:
Investments	(241,499,238)
Futures contracts	(12,221)
Foreign currency transactions	(207,443)

Net change in unrealized appreciation (depreciation)	(241,718,902)

Net realized and unrealized gain (loss)	(246,683,071)

Net Increase (Decrease) in Net Assets From Operations	$(227,213,536)

(a)	Net of foreign withholding taxes of $2,267,001.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,469,535	$29,185,831
Net realized gain (loss)	(4,964,169)	29,462,368
Net change in unrealized appreciation (depreciation)	(241,718,902)	62,520,472

Increase (decrease) in net assets from operations	(227,213,536)	121,168,671

From Distributions to Shareholders
Class A	(33,727,982)	(11,616,833)
Class B	(18,201,803)	(5,731,298)
Class E	(1,355,293)	(448,354)
Class G	(9,230,415)	(2,643,490)

Total distributions	(62,515,493)	(20,439,975)

Increase (decrease) in net assets from capital share transactions	7,217,731	(70,881,186)

Total increase (decrease) in net assets	(282,511,298)	29,847,510

Net Assets
Beginning of period	1,215,374,037	1,185,526,527

End of period	$932,862,739	$1,215,374,037

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	575,758	$8,378,659	2,413,487	$38,486,490
Reinvestments	2,746,578	33,727,982	709,208	11,616,833
Redemptions	(2,971,477)	(43,885,433)	(4,523,416)	(71,091,260)

Net increase (decrease)	350,859	$(1,778,792)	(1,400,721)	$(20,987,937)

Class B
Sales	258,588	$3,557,463	589,427	$9,183,912
Reinvestments	1,515,554	18,201,803	357,313	5,731,298
Redemptions	(1,265,273)	(18,307,405)	(3,561,688)	(54,869,626)

Net increase (decrease)	508,869	$3,451,861	(2,614,948)	$(39,954,416)

Class E
Sales	20,368	$295,199	43,161	$680,426
Reinvestments	110,908	1,355,293	27,506	448,354
Redemptions	(85,875)	(1,256,979)	(262,585)	(4,118,675)

Net increase (decrease)	45,401	$393,513	(191,918)	$(2,989,895)

Class G
Sales	452,177	$6,410,029	1,051,649	$16,229,225
Reinvestments	774,364	9,230,415	166,048	2,643,490
Redemptions	(741,625)	(10,489,295)	(1,687,111)	(25,821,653)

Net increase (decrease)	484,916	$5,151,149	(469,414)	$(6,948,938)

Increase (decrease) derived from capital shares transactions		$7,217,731		$(70,881,186)

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.17		$14.86	$14.32	$12.16	$14.55	$11.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27		0.40	0.27	0.40	0.38	0.35
Net realized and unrealized gain (loss)	(3.36)		1.20	0.75	2.23	(2.34)	2.60

Total income (loss) from investment operations	(3.09)		1.60	1.02	2.63	(1.96)	2.95

Less Distributions
Distributions from net investment income	(0.52)		(0.29)	(0.41)	(0.37)	(0.43)	(0.37)
Distributions from net realized capital gains	(0.37)		0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.89)		(0.29)	(0.48)	(0.47)	(0.43)	(0.37)

Net Asset Value, End of Period	$12.19		$16.17	$14.86	$14.32	$12.16	$14.55

Total Return (%) (b)	(19.18	)(c)	10.72	7.85	21.93	(13.91)	24.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.37	0.38	0.37	0.38	0.37
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.37	0.38	0.37	0.38	0.37
Ratio of net investment income (loss) to average net assets (%)	3.75	(d)	2.53	2.06	2.97	2.72	2.59
Portfolio turnover rate (%)	4	(c)	12	18	9	9	12
Net assets, end of period (in millions)	$498.0		$655.0	$622.7	$591.3	$497.5	$578.2

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.81		$14.53	$14.01	$11.91	$14.25	$11.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25		0.35	0.23	0.36	0.34	0.31
Net realized and unrealized gain (loss)	(3.29)		1.18	0.74	2.17	(2.29)	2.54

Total income (loss) from investment operations	(3.04)		1.53	0.97	2.53	(1.95)	2.85

Less Distributions
Distributions from net investment income	(0.48)		(0.25)	(0.38)	(0.33)	(0.39)	(0.33)
Distributions from net realized capital gains	(0.37)		0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.85)		(0.25)	(0.45)	(0.43)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.92		$15.81	$14.53	$14.01	$11.91	$14.25

Total Return (%) (b)	(19.31	)(c)	10.48	7.58	21.55	(14.08)	24.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.62	0.63	0.62	0.63	0.62
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.62	0.63	0.62	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	3.50	(d)	2.28	1.82	2.74	2.49	2.36
Portfolio turnover rate (%)	4	(c)	12	18	9	9	12
Net assets, end of period (in millions)	$275.3		$357.0	$366.2	$361.6	$336.3	$418.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.08		$14.78	$14.24	$12.09	$14.47	$11.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26		0.38	0.25	0.38	0.36	0.33
Net realized and unrealized gain (loss)	(3.35)		1.18	0.75	2.21	(2.34)	2.59

Total income (loss) from investment operations	(3.09)		1.56	1.00	2.59	(1.98)	2.92

Less Distributions
Distributions from net investment income	(0.49)		(0.26)	(0.39)	(0.34)	(0.40)	(0.35)
Distributions from net realized capital gains	(0.37)		0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.86)		(0.26)	(0.46)	(0.44)	(0.40)	(0.35)

Net Asset Value, End of Period	$12.13		$16.08	$14.78	$14.24	$12.09	$14.47

Total Return (%) (b)	(19.26	)(c)	10.54	7.71	21.77	(14.06)	24.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.52	0.53	0.52	0.53	0.52
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.53	0.52	0.53	0.52
Ratio of net investment income (loss) to average net assets (%)	3.61	(d)	2.38	1.92	2.85	2.58	2.46
Portfolio turnover rate (%)	4	(c)	12	18	9	9	12
Net assets, end of period (in millions)	$20.4		$26.4	$27.1	$27.2	$25.2	$31.3

	Class G
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.69		$14.43	$13.92	$11.83	$14.16	$11.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.34	0.21	0.35	0.33	0.30
Net realized and unrealized gain (loss)	(3.26)		1.16	0.74	2.17	(2.27)	2.53

Total income (loss) from investment operations	(3.02)		1.50	0.95	2.52	(1.94)	2.83

Less Distributions
Distributions from net investment income	(0.47)		(0.24)	(0.37)	(0.33)	(0.39)	(0.33)
Distributions from net realized capital gains	(0.37)		0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.84)		(0.24)	(0.44)	(0.43)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.83		$15.69	$14.43	$13.92	$11.83	$14.16

Total Return (%) (b)	(19.30	)(c)	10.35	7.52	21.58	(14.12)	24.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.67	0.68	0.67	0.68	0.67
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.67	0.68	0.67	0.68	0.67
Ratio of net investment income (loss) to average net assets (%)	3.47	(d)	2.23	1.69	2.67	2.42	2.29
Portfolio turnover rate (%)	4	(c)	12	18	9	9	12
Net assets, end of period (in millions)	$139.2		$177.0	$169.5	$116.9	$100.5	$116.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2022, the Portfolio received EU tax reclaim payments in the amount of $189,405 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on

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Notes to Financial Statements—June 30, 2022—(Continued)

the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,247,036, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

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Notes to Financial Statements—June 30, 2022—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(17,629,055)	$—	$—	$—	$(17,629,055)
Mutual Funds	(6,617,981)	—	—	—	(6,617,981)
Total Borrowings	$(24,247,036)	$—	$—	$—	$(24,247,036)
Gross amount of recognized liabilities for securities lending transactions					$(24,247,036)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$122,811

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(2,514,005)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(12,221)

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Notes to Financial Statements—June 30, 2022—(Continued)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,911,796

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

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Notes to Financial Statements—June 30, 2022—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and

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Notes to Financial Statements—June 30, 2022—(Continued)

regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$44,144,547	$0	$79,214,300

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2022 were $1,606,188.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2022 were $230,296.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such

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Notes to Financial Statements—June 30, 2022—(Continued)

shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$868,776,332

Gross unrealized appreciation	240,495,610
Gross unrealized (depreciation)	(155,637,695)

Net unrealized appreciation (depreciation)	$84,857,915

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$20,439,975	$32,732,368	$—	$4,163,443	$20,439,975	$36,895,811

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,451,192	$23,618,596	$326,400,186	$—	$388,469,974

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses $29,468.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned -23.29%, -23.39%, -23.31%, and -23.39%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned -23.43%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2022, equity markets declined on fears that the Federal Reserve would need to take aggressive actions to address higher inflation, which reached a new 40-year peak in the first quarter of 2022, buoyed by a tight labor market, ongoing supply problems and strong U.S. consumer demand. Investors reacted negatively to worse than expected macroeconomic data and weak corporate earnings. In addition, equity investors were concerned about the continued spread of the COVID-19 omicron variant and the global economic repercussions resulting from the Russian invasion of Ukraine, including higher oil, natural gas, and food prices.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times. In June, the FOMC decided to raise the target range for the Federal Funds Rate from 0.75%—1.00% to 1.50%—1.75%. The FOMC stated that inflation remained elevated, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. The FOMC is strongly committed to returning inflation to its 2 percent objective.

Only one of the eleven sectors comprising the Russell 2000 Index experienced a positive return for the first six months of 2022. Energy (4.6% beginning weight in the benchmark), up 17.6% was the best-performing sector and had the largest positive impact on the benchmark return. Technology (13.0% beginning weight in the benchmark), down -33.1%, and Consumer Discretionary (14.5% beginning weight in the benchmark), down -32.8%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Lantheus Holdings, up 128.6%; Antero Resources, up 75.1%; and Ovintiv, up 32.3%. The stocks with the largest negative impact were Ambarella, down -67.7%; Synaptics, down -59.2%; and AMC Entertainment Holdings, down -50.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to track the performance of the index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	-23.29	-24.90	5.12	9.35
Class B	-23.39	-25.09	4.85	9.07
Class E	-23.31	-24.99	4.96	9.18
Class G	-23.39	-25.13	4.81	9.02
Russell 2000 Index	-23.43	-25.20	5.17	9.35

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.7
Biohaven Pharmaceutical Holding Co., Ltd.	0.4
Shockwave Medical, Inc.	0.3
Chart Industries, Inc.	0.3
Halozyme Therapeutics, Inc.	0.2
SailPoint Technologies Holding, Inc.	0.2
Southwest Gas Holdings, Inc.	0.2
SouthState Corp.	0.2
STAG Industrial, Inc.	0.2
Agree Realty Corp.	0.2

Top Sectors

% of Net Assets
Financials	19.9
Health Care	16.0
Industrials	14.3
Information Technology	13.1
Consumer Discretionary	9.5
Real Estate	7.0
Energy	5.3
Materials	3.9
Consumer Staples	3.7
Utilities	3.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.30%	$1,000.00	$767.10	$1.31
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B (a)	Actual	0.55%	$1,000.00	$766.10	$2.41
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E (a)	Actual	0.45%	$1,000.00	$766.90	$1.97
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G (a)	Actual	0.60%	$1,000.00	$766.10	$2.63
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—95.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
AAR Corp. (a)	11,635	$486,808
Aerojet Rocketdyne Holdings, Inc. (a)	26,460	1,074,276
AeroVironment, Inc. (a) (b)	7,571	622,336
AerSale Corp. (a)	6,969	101,120
Archer Aviation, Inc. - Class A (a) (b)	44,515	137,106
Astra Space, Inc. (a) (b)	56,014	72,818
Astronics Corp. (a)	9,068	92,222
Cadre Holdings, Inc.	6,188	121,718
Ducommun, Inc. (a)	3,227	138,890
Kaman Corp.	8,733	272,906
Kratos Defense & Security Solutions, Inc. (a)	42,530	590,317
Maxar Technologies, Inc.	25,404	662,790
Moog, Inc. - Class A	9,540	757,381
National Presto Industries, Inc. (b)	1,408	92,421
Park Aerospace Corp.	7,125	90,915
Parsons Corp. (a) (b)	11,334	458,120
Rocket Lab USA, Inc. (a) (b)	74,509	282,389
Triumph Group, Inc. (a)	22,281	296,115
Vectrus, Inc. (a)	3,920	131,163
Virgin Galactic Holdings, Inc. (a) (b)	76,835	462,547

		6,944,358

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a) (b)	20,568	590,919
Atlas Air Worldwide Holdings, Inc. (a)	9,191	567,177
Forward Air Corp.	8,967	824,605
Hub Group, Inc. - Class A (a) (b)	11,249	798,004
Radiant Logistics, Inc. (a)	5,210	38,658

		2,819,363

Airlines—0.4%
Allegiant Travel Co. (a) (b)	5,412	612,043
Blade Air Mobility, Inc. (a)	20,915	93,281
Frontier Group Holdings, Inc. (a) (b)	14,756	138,264
Hawaiian Holdings, Inc. (a) (b)	18,138	259,555
Joby Aviation, Inc. (a) (b)	86,504	424,734
SkyWest, Inc. (a)	16,673	354,301
Spirit Airlines, Inc. (a)	36,644	873,593
Sun Country Airlines Holdings, Inc. (a) (b)	12,318	225,912
Wheels Up Experience, Inc. (a)	58,563	114,198

		3,095,881

Auto Components—1.3%
Adient plc (a)	32,641	967,153
American Axle & Manufacturing Holdings, Inc. (a) (b)	31,911	240,290
Dana, Inc.	43,537	612,565
Dorman Products, Inc. (a) (b)	9,015	989,036
Fox Factory Holding Corp. (a)	13,898	1,119,345
Gentherm, Inc. (a) (b)	11,505	718,027
Goodyear Tire & Rubber Co. (The) (a)	95,413	1,021,873
Holley, Inc. (a)	18,463	193,861
LCI Industries	8,570	958,811
Luminar Technologies, Inc. (a) (b)	81,659	484,238
Modine Manufacturing Co. (a)	17,537	184,665
Motorcar Parts of America, Inc. (a) (b)	6,814	89,400
Patrick Industries, Inc.	8,089	419,334

Auto Components—(Continued)
Solid Power, Inc. (a)	20,889	$112,383
Standard Motor Products, Inc.	6,921	311,376
Stoneridge, Inc. (a) (b)	9,252	158,672
Tenneco, Inc. - Class A (a) (b)	27,887	478,541
Visteon Corp. (a)	9,437	977,484
XPEL, Inc. (a) (b)	7,296	335,105

		10,372,159

Automobiles—0.2%
Canoo, Inc. (a) (b)	13,015	24,078
Cenntro Electric Group, Ltd. (a)	67,849	102,452
Faraday Future Intelligent Electric, Inc. (a) (b)	38,320	99,632
Fisker, Inc. (a) (b)	58,292	499,562
Lordstown Motors Corp. - Class A (a) (b)	59,951	94,723
Winnebago Industries, Inc. (b)	10,945	531,489
Workhorse Group, Inc. (a) (b)	34,168	88,837

		1,440,773

Banks—9.1%
1st Source Corp.	5,951	270,175
ACNB Corp.	2,906	86,279
Allegiance Bancshares, Inc. (b)	6,717	253,634
Amalgamated Financial Corp.	4,801	94,964
Amerant Bancorp, Inc. (b)	9,340	262,641
American National Bankshares, Inc. (b)	4,311	149,204
Ameris Bancorp (b)	23,061	926,591
Arrow Financial Corp. (b)	4,764	151,543
Associated Banc-Corp.	50,625	924,412
Atlantic Union Bankshares Corp.	24,757	839,757
Banc of California, Inc. (b)	18,927	333,494
BancFirst Corp. (b)	6,618	633,409
Bancorp, Inc. (The) (a) (b)	17,243	336,583
Bank First Corp. (b)	1,835	139,111
Bank of Marin Bancorp	5,192	165,002
Bank of NT Butterfield & Son, Ltd. (The) (b)	17,296	539,462
BankUnited, Inc. (b)	26,897	956,726
Banner Corp.	12,017	675,476
Bar Harbor Bankshares	5,292	136,851
BayCom Corp.	4,420	91,406
BCB Bancorp, Inc.	4,956	84,401
Berkshire Hills Bancorp, Inc. (b)	16,851	417,399
Blue Ridge Bankshares, Inc. (b)	7,472	114,471
Brookline Bancorp, Inc.	26,855	357,440
Business First Bancshares, Inc.	6,674	142,223
Byline Bancorp, Inc.	8,821	209,940
Cadence Bank	60,872	1,429,275
Cambridge Bancorp (b)	2,648	218,990
Camden National Corp.	4,522	199,194
Capital Bancorp, Inc.	3,124	67,791
Capital City Bank Group, Inc.	5,769	160,897
Capstar Financial Holdings, Inc.	7,899	154,978
Carter Bankshares, Inc. (a) (b)	9,102	120,146
Cathay General Bancorp	23,827	932,827
CBTX, Inc. (b)	6,171	164,087
Central Pacific Financial Corp.	8,164	175,118
Citizens & Northern Corp. (b)	6,038	145,938

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
City Holding Co. (b)	4,757	$379,989
Civista Bancshares, Inc.	5,230	111,190
CNB Financial Corp. (b)	6,782	164,057
Coastal Financial Corp. (a) (b)	3,437	131,018
Colony Bankcorp, Inc.	5,639	85,092
Columbia Banking System, Inc. (b)	27,046	774,868
Community Bank System, Inc. (b)	17,961	1,136,572
Community Trust Bancorp, Inc.	5,081	205,476
ConnectOne Bancorp, Inc.	13,780	336,921
CrossFirst Bankshares, Inc. (a) (b)	16,519	218,051
Customers Bancorp, Inc. (a) (b)	10,596	359,204
CVB Financial Corp. (b)	46,665	1,157,759
Dime Community Bancshares, Inc. (b)	11,336	336,112
Eagle Bancorp, Inc.	11,013	522,126
Eastern Bankshares, Inc.	54,604	1,007,990
Enterprise Bancorp, Inc. (b)	3,354	107,965
Enterprise Financial Services Corp.	11,710	485,965
Equity Bancshares, Inc. - Class A (b)	4,632	135,069
Esquire Financial Holdings, Inc.	2,392	79,654
Farmers & Merchants Bancorp, Inc. (b)	4,130	137,075
Farmers National Banc Corp.	11,007	165,105
FB Financial Corp.	12,217	479,151
Financial Institutions, Inc.	6,461	168,115
First Bancorp (b)	12,219	426,443
First Bancorp, Inc. (The)	3,758	113,229
First BanCorp/Puerto Rico	64,035	826,692
First Bancshares, Inc. (The)	6,912	197,683
First Bank/Hamilton NJ (b)	5,582	78,036
First Busey Corp.	18,478	422,222
First Business Financial Services, Inc.	2,763	86,178
First Commonwealth Financial Corp. (b)	32,439	435,331
First Community Bankshares, Inc.	5,650	166,166
First Financial Bancorp	32,896	638,182
First Financial Bankshares, Inc. (b)	44,473	1,746,455
First Financial Corp.	3,977	176,976
First Foundation, Inc. (b)	17,120	350,618
First Internet Bancorp (b)	3,385	124,636
First Interstate BancSystem, Inc. - Class A	31,488	1,200,008
First Merchants Corp.	18,811	670,048
First Mid Bancshares, Inc. (b)	6,036	215,304
First of Long Island Corp. (The)	7,996	140,170
First Western Financial, Inc. (a)	2,729	74,202
Five Star Bancorp (b)	5,331	140,845
Flushing Financial Corp. (b)	10,410	221,317
Fulton Financial Corp. (b)	52,704	761,573
FVCBankcorp, Inc. (a) (b)	4,131	77,787
German American Bancorp, Inc.	9,350	319,583
Glacier Bancorp, Inc. (b)	37,735	1,789,394
Great Southern Bancorp, Inc. (b)	3,405	199,397
Guaranty Bancshares, Inc. (b)	2,906	105,342
Hancock Whitney Corp.	28,557	1,265,932
Hanmi Financial Corp.	11,484	257,701
HarborOne Bancrop, Inc. (b)	16,612	229,079
Heartland Financial USA, Inc.	13,834	574,664
Heritage Commerce Corp. (b)	20,117	215,051
Heritage Financial Corp. (b)	12,295	309,342
Hilltop Holdings, Inc. (b)	19,813	528,215

Banks—(Continued)
Home BancShares, Inc.	63,893	1,327,058
HomeStreet, Inc. (b)	6,963	241,407
HomeTrust Bancshares, Inc.	5,432	135,800
Hope Bancorp, Inc. (b)	39,512	546,846
Horizon Bancorp (b)	14,700	256,074
Independent Bank Corp.	7,375	142,190
Independent Bank Corp. (b)	15,765	1,252,214
Independent Bank Corp.	12,104	821,983
International Bancshares Corp.	19,040	763,123
John Marshall Bancorp, Inc.	4,296	96,832
Lakeland Bancorp, Inc. (b)	21,117	308,731
Lakeland Financial Corp. (b)	8,350	554,607
Live Oak Bancshares, Inc. (b)	11,266	381,805
Macatawa Bank Corp. (b)	9,068	80,161
Mercantile Bank Corp.	5,350	170,932
Meta Financial Group, Inc.	10,648	411,758
Metrocity Bankshares, Inc. (b)	7,472	151,756
Metropolitan Bank Holding Corp. (a) (b)	3,249	225,546
Mid Penn Bancorp, Inc.	5,091	137,304
Midland States Bancorp, Inc.	6,845	164,554
MidWestOne Financial Group, Inc. (b)	4,031	119,801
MVB Financial Corp. (b)	3,791	117,938
National Bank Holdings Corp. - Class A (b)	10,343	395,827
NBT Bancorp, Inc.	14,003	526,373
Nicolet Bankshares, Inc. (a) (b)	4,330	313,232
Northeast Bank	2,320	84,750
Northwest Bancshares, Inc. (b)	42,112	539,034
OceanFirst Financial Corp.	20,664	395,302
OFG Bancorp	15,488	393,395
Old National Bancorp	99,968	1,478,527
Old Second Bancorp, Inc.	14,378	192,378
Origin Bancorp, Inc. (b)	7,487	290,496
Orrstown Financial Services, Inc.	3,982	96,245
Pacific Premier Bancorp, Inc.	31,410	918,428
Park National Corp. (b)	4,856	588,790
Parke Bancorp, Inc.	3,496	73,276
PCB Bancorp	4,027	75,224
Peapack Gladstone Financial Corp.	6,072	180,338
Peoples Bancorp, Inc.	8,443	224,584
Peoples Financial Services Corp. (b)	2,533	141,443
Preferred Bank	4,747	322,891
Premier Financial Corp. (b)	11,932	302,476
Primis Financial Corp. (b)	8,503	115,896
Professional Holding Corp. - Class A (a)	4,449	89,202
QCR Holdings, Inc.	5,055	272,919
RBB Bancorp (b)	4,676	96,653
Red River Bancshares, Inc. (b)	1,618	87,501
Renasant Corp.	19,074	549,522
Republic Bancorp, Inc. - Class A (b)	3,075	148,369
Republic First Bancorp, Inc. (a) (b)	863	3,288
S&T Bancorp, Inc. (b)	12,342	338,541
Sandy Spring Bancorp, Inc. (b)	14,383	561,944
Seacoast Banking Corp. of Florida (b)	20,365	672,860
ServisFirst Bancshares, Inc. (b)	16,488	1,301,233
Shore Bancshares, Inc.	6,088	112,628
Sierra Bancorp (b)	5,841	126,925
Silvergate Capital Corp. - Class A (a)	10,551	564,795

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Simmons First National Corp. - Class A	43,005	$914,286
SmartFinancial, Inc. (b)	5,462	131,962
South Plains Financial, Inc. (b)	3,888	93,856
Southern First Bancshares, Inc. (a)	2,130	92,847
Southside Bancshares, Inc. (b)	9,657	361,365
SouthState Corp. (b)	25,179	1,942,560
Stock Yards Bancorp, Inc. (b)	9,642	576,784
Summit Financial Group, Inc. (b)	4,159	115,537
Texas Capital Bancshares, Inc. (a)	17,594	926,148
Third Coast Bancshares, Inc. (a)	4,809	105,317
Tompkins Financial Corp. (b)	5,099	367,638
Towne Bank (b)	23,282	632,106
TriCo Bancshares (b)	10,668	486,888
Triumph Bancorp, Inc. (a) (b)	8,184	511,991
Trustmark Corp. (b)	21,627	631,292
UMB Financial Corp.	14,450	1,244,145
United Bankshares, Inc. (b)	44,339	1,554,969
United Community Banks, Inc. (b)	34,770	1,049,706
Unity Bancorp, Inc.	2,449	64,850
Univest Financial Corp. (b)	9,428	239,848
Valley National Bancorp	144,718	1,506,514
Veritex Holdings, Inc.	17,694	517,726
Washington Trust Bancorp, Inc. (b)	5,542	268,067
WesBanco, Inc. (b)	19,133	606,707
West Bancorp, Inc. (b)	4,528	110,212
Westamerica Bancorp	8,503	473,277

		73,340,463

Beverages—0.5%
Celsius Holdings, Inc. (a) (b)	18,716	1,221,406
Coca-Cola Consolidated, Inc.	1,600	902,240
Duckhorn Portfolio, Inc. (The) (a) (b)	13,689	288,290
MGP Ingredients, Inc. (b)	4,809	481,333
National Beverage Corp.	8,223	402,434
Primo Water Corp.	54,035	722,988
Vintage Wine Estates, Inc. (a) (b)	12,152	95,515
Vita Coco Co., Inc. (The) (a)	10,537	103,157

		4,217,363

Biotechnology—6.7%
2seventy bio, Inc. (a) (b)	13,397	176,840
4D Molecular Therapeutics, Inc. (a) (b)	11,182	78,050
Aadi Bioscience, Inc. (a) (b)	5,045	62,154
ACADIA Pharmaceuticals, Inc. (a)	43,086	607,082
Adicet Bio, Inc. (a) (b)	8,160	119,136
ADMA Biologics, Inc. (a) (b)	63,537	125,803
Affimed NV (a) (b)	21,153	58,594
Agenus, Inc. (a)	91,846	178,181
Agios Pharmaceuticals, Inc. (a) (b)	20,321	450,517
Akero Therapeutics, Inc. (a) (b)	9,830	92,894
Albireo Pharma, Inc. (a) (b)	6,398	127,064
Alector, Inc. (a)	20,549	208,778
Alkermes plc (a)	54,605	1,626,683
Allogene Therapeutics, Inc. (a) (b)	26,931	307,013
Amicus Therapeutics, Inc. (a) (b)	94,876	1,018,968
AnaptysBio, Inc. (a) (b)	7,034	142,790

Biotechnology—(Continued)
Anavex Life Sciences Corp. (a) (b)	23,292	233,153
Anika Therapeutics, Inc. (a) (b)	4,948	110,439
Apellis Pharmaceuticals, Inc. (a) (b)	30,545	1,381,245
Arbutus Biopharma Corp. (a) (b)	14,884	40,336
Arcturus Therapeutics Holdings, Inc. (a) (b)	7,412	116,665
Arcus Biosciences, Inc. (a) (b)	17,324	438,990
Arcutis Biotherapeutics, Inc. (a)	10,548	224,778
Arrowhead Pharmaceuticals, Inc. (a)	34,801	1,225,343
Atara Biotherapeutics, Inc. (a) (b)	29,753	231,776
Aura Biosciences, Inc. (a)	7,130	101,032
Aurinia Pharmaceuticals, Inc. (a) (b)	46,041	462,712
Avid Bioservices, Inc. (a) (b)	23,713	361,860
Avidity Biosciences, Inc. (a) (b)	16,559	240,602
Beam Therapeutics, Inc. (a) (b)	21,374	827,388
BioCryst Pharmaceuticals, Inc. (a) (b)	62,014	656,108
Biohaven Pharmaceutical Holding Co., Ltd. (a)	20,908	3,046,505
Bioxcel Therapeutics, Inc. (a) (b)	6,276	82,843
Bluebird Bio, Inc. (a)	24,580	101,761
Blueprint Medicines Corp. (a) (b)	20,651	1,043,082
Bridgebio Pharma, Inc. (a) (b)	38,327	348,009
C4 Therapeutics, Inc. (a) (b)	13,320	100,433
CareDx, Inc. (a) (b)	17,647	379,058
Caribou Biosciences, Inc. (a)	19,951	108,334
Catalyst Pharmaceuticals, Inc. (a)	35,330	247,663
Celldex Therapeutics, Inc. (a) (b)	16,056	432,870
Century Therapeutics, Inc. (a) (b)	7,830	65,772
Cerevel Therapeutics Holdings, Inc. (a) (b)	18,650	493,106
ChemoCentryx, Inc. (a) (b)	21,285	527,442
Chinook Therapeutics, Inc. (a)	14,782	258,537
Cogent Biosciences, Inc. (a)	15,075	135,977
Coherus Biosciences, Inc. (a) (b)	21,324	154,386
Crinetics Pharmaceuticals, Inc. (a) (b)	16,354	305,002
CTI BioPharma Corp. (a) (b)	31,483	187,954
Cullinan Oncology, Inc. (a) (b)	9,808	125,739
Cytokinetics, Inc. (a)	27,587	1,083,893
Day One Biopharmaceuticals, Inc. (a) (b)	10,021	179,376
Deciphera Pharmaceuticals, Inc. (a) (b)	15,140	199,091
Denali Therapeutics, Inc. (a)	32,389	953,208
Design Therapeutics, Inc. (a) (b)	10,864	152,096
Dynavax Technologies Corp. (a) (b)	39,892	502,240
Dyne Therapeutics, Inc. (a)	12,586	86,466
Eagle Pharmaceuticals, Inc. (a) (b)	3,536	157,104
Editas Medicine, Inc. (a) (b)	23,602	279,212
Eiger BioPharmaceuticals, Inc. (a)	12,775	80,483
Emergent BioSolutions, Inc. (a) (b)	17,598	546,242
Enanta Pharmaceuticals, Inc. (a)	6,820	322,381
EQRx, Inc. (a) (b)	48,287	226,466
Erasca, Inc. (a) (b)	23,988	133,613
Fate Therapeutics, Inc. (a) (b)	28,366	702,909
FibroGen, Inc. (a)	30,460	321,658
Foghorn Therapeutics, Inc. (a) (b)	8,683	118,089
Forma Therapeutics Holdings, Inc. (a)	11,944	82,294
Generation Bio Co. (a) (b)	17,596	115,430
Geron Corp. (a) (b)	69,892	108,333
Global Blood Therapeutics, Inc. (a) (b)	21,706	693,507
Gossamer Bio, Inc. (a) (b)	22,675	189,790
Halozyme Therapeutics, Inc. (a)	45,565	2,004,860

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Heron Therapeutics, Inc. (a) (b)	32,773	$91,437
Ideaya Biosciences, Inc. (a) (b)	10,897	150,379
IGM Biosciences, Inc. (a) (b)	3,489	62,907
Imago Biosciences, Inc. (a) (b)	8,089	108,312
Immunitybio, Inc. (a) (b)	10,256	38,152
ImmunoGen, Inc. (a)	69,797	314,086
Inhibrx, Inc. (a) (b)	11,523	130,786
Inovio Pharmaceuticals, Inc. (a) (b)	42,444	73,428
Insmed, Inc. (a) (b)	40,053	789,845
Instil Bio, Inc. (a) (b)	20,414	94,313
Intellia Therapeutics, Inc. (a)	25,338	1,311,495
Intercept Pharmaceuticals, Inc. (a) (b)	11,215	154,879
Iovance Biotherapeutics, Inc. (a)	50,807	560,909
Ironwood Pharmaceuticals, Inc. (a) (b)	50,961	587,580
iTeos Therapeutics, Inc. (a) (b)	7,999	164,779
IVERIC bio, Inc. (a) (b)	40,293	387,619
Janux Therapeutics, Inc. (a)	7,592	92,698
KalVista Pharmaceuticals, Inc. (a) (b)	8,595	84,575
Karuna Therapeutics, Inc. (a) (b)	8,837	1,117,969
Karyopharm Therapeutics, Inc. (a) (b)	15,006	67,677
Keros Therapeutics, Inc. (a) (b)	5,456	150,749
Kezar Life Sciences, Inc. (a) (b)	12,936	106,981
Kiniksa Pharmaceuticals, Ltd. - Class A (a) (b)	11,087	107,433
Kinnate Biopharma, Inc. (a) (b)	9,927	125,179
Kodiak Sciences, Inc. (a) (b)	11,661	89,090
Krystal Biotech, Inc. (a) (b)	6,648	436,508
Kura Oncology, Inc. (a) (b)	23,723	434,843
Kymera Therapeutics, Inc. (a) (b)	12,247	241,143
Ligand Pharmaceuticals, Inc. (a)	5,564	496,420
Lyell Immunopharma, Inc. (a) (b)	59,815	389,994
MacroGenics, Inc. (a) (b)	2,571	7,584
Madrigal Pharmaceuticals, Inc. (a)	4,214	301,638
MannKind Corp. (a) (b)	72,599	276,602
MeiraGTx Holdings plc (a)	10,435	78,993
Mersana Therapeutics, Inc. (a) (b)	29,899	138,133
MiMedx Group, Inc. (a) (b)	40,218	139,556
Mirum Pharmaceuticals, Inc. (a)	5,450	106,057
Monte Rosa Therapeutics, Inc. (a) (b)	11,684	112,984
Morphic Holding, Inc. (a)	7,677	166,591
Myriad Genetics, Inc. (a)	27,414	498,112
Nkarta, Inc. (a)	11,066	136,333
Nurix Therapeutics, Inc. (a) (b)	15,059	190,798
Nuvalent, Inc. - Class A (a) (b)	8,339	113,077
Ocugen, Inc. (a) (b)	72,767	165,181
Organogenesis Holdings, Inc. (a) (b)	13,737	67,037
PMV Pharmaceuticals, Inc. (a) (b)	13,301	189,539
Point Biopharma Global, Inc. (a)	26,470	180,261
Prometheus Biosciences, Inc. (a) (b)	11,237	317,221
Protagonist Therapeutics, Inc. (a)	15,088	119,346
Prothena Corp. plc (a) (b)	12,610	342,361
PTC Therapeutics, Inc. (a)	23,456	939,647
Radius Health, Inc. (a)	18,090	187,593
Rapt Therapeutics, Inc. (a) (b)	8,849	161,494
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	46,662	379,829
REGENXBIO, Inc. (a)	12,871	317,914
Relay Therapeutics, Inc. (a) (b)	24,426	409,135
Replimune Group, Inc. (a)	9,865	172,440

Biotechnology—(Continued)
REVOLUTION Medicines, Inc. (a) (b)	21,613	421,237
Rigel Pharmaceuticals, Inc. (a)	7,717	8,720
Rocket Pharmaceuticals, Inc. (a) (b)	14,674	201,914
Sage Therapeutics, Inc. (a) (b)	17,540	566,542
Sana Biotechnology, Inc. (a) (b)	30,778	197,903
Sangamo Therapeutics, Inc. (a) (b)	44,571	184,524
Seres Therapeutics, Inc. (a) (b)	7,486	25,677
Sierra Oncology, Inc. (a)	5,013	275,665
Sorrento Therapeutics, Inc. (a) (b)	128,603	258,492
SpringWorks Therapeutics, Inc. (a) (b)	10,552	259,790
Stoke Therapeutics, Inc. (a) (b)	7,332	96,856
Sutro Biopharma, Inc. (a) (b)	2,106	10,972
Syndax Pharmaceuticals, Inc. (a)	17,053	328,100
Talaris Therapeutics, Inc. (a)	9,003	40,604
Tango Therapeutics, Inc. (a)	18,519	83,891
TG Therapeutics, Inc. (a) (b)	44,826	190,511
Travere Therapeutics, Inc. (a) (b)	21,324	516,681
Turning Point Therapeutics, Inc. (a)	15,384	1,157,646
Twist Bioscience Corp. (a) (b)	19,106	667,946
Vanda Pharmaceuticals, Inc. (a)	19,612	213,771
Vaxart, Inc. (a) (b)	27,333	95,666
Vaxcyte, Inc. (a)	17,797	387,263
VBI Vaccines, Inc. (a) (b)	6,515	5,267
Vera Therapeutics, Inc. (a) (b)	5,715	77,781
Veracyte, Inc. (a) (b)	24,557	488,684
Vericel Corp. (a) (b)	16,730	421,261
Verve Therapeutics, Inc. (a) (b)	13,474	205,883
Vir Biotechnology, Inc. (a) (b)	24,415	621,850
Viridian Therapeutics, Inc. (a)	8,868	102,603
VistaGen Therapeutics, Inc. (a)	84,097	74,005
Xencor, Inc. (a) (b)	19,810	542,200
Y-mAbs Therapeutics, Inc. (a) (b)	13,415	202,969
Zentalis Pharmaceuticals, Inc. (a) (b)	12,526	351,981

		53,878,664

Building Products—1.3%
AAON, Inc. (b)	14,309	783,561
American Woodmark Corp. (a)	6,243	280,997
Apogee Enterprises, Inc. (b)	8,397	329,330
Caesarstone, Ltd. (b)	8,108	74,026
Cornerstone Building Brands, Inc. (a)	21,296	521,539
CSW Industrials, Inc.	4,777	492,174
Gibraltar Industries, Inc. (a)	11,164	432,605
Griffon Corp.	14,937	418,684
Insteel Industries, Inc.	7,079	238,350
Janus International Group Inc. (a)	28,699	259,152
JELD-WEN Holding, Inc. (a)	31,425	458,491
Masonite International Corp. (a)	7,534	578,837
PGT Innovations, Inc. (a) (b)	20,640	343,450
Quanex Building Products Corp. (b)	12,585	286,309
Resideo Technologies, Inc. (a) (b)	50,093	972,806
Simpson Manufacturing Co., Inc.	14,465	1,455,324
UFP Industries, Inc.	20,840	1,420,037
View, Inc. (a) (b)	42,937	69,558
Zurn Water Solutions Corp. (b)	41,728	1,136,671

		10,551,901

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—1.4%
Artisan Partners Asset Management, Inc. - Class A	20,001	$711,436
AssetMark Financial Holdings, Inc. (a)	6,422	120,541
B. Riley Financial, Inc. (b)	6,563	277,287
BGC Partners, Inc. - Class A	89,966	303,185
Blucora, Inc. (a)	17,555	324,065
Brightsphere Investment Group, Inc.	11,092	199,767
Cohen & Steers, Inc. (b)	8,580	545,602
Cowen, Inc. - Class A (b)	10,078	238,748
Diamond Hill Investment Group, Inc.	1,057	183,538
Donnelley Financial Solutions, Inc. (a) (b)	10,141	297,030
Federated Hermes, Inc. (b)	29,524	938,568
Focus Financial Partners, Inc. - Class A (a)	19,525	665,022
GCM Grosvenor, Inc. - Class A (b)	15,754	107,915
Hamilton Lane, Inc. - Class A (b)	11,802	792,858
Houlihan Lokey, Inc. (b)	16,820	1,327,603
Manning & Napier, Inc.	5,505	68,647
Moelis & Co. - Class A (b)	21,688	853,423
Open Lending Corp. - Class A (a)	37,857	387,277
Oppenheimer Holdings, Inc. - Class A (b)	3,028	100,045
Perella Weinberg Partners (b)	17,499	102,019
Piper Sandler Cos. (b)	6,026	683,107
PJT Partners, Inc. - Class A	8,339	586,065
Sculptor Capital Management, Inc. (b)	8,165	68,178
StepStone Group, Inc. - Class A (b)	18,138	472,132
Stonex Group, Inc. (a) (b)	5,797	452,572
Victory Capital Holdings, Inc. - Class A	6,004	144,696
Virtus Investment Partners, Inc.	2,499	427,379
WisdomTree Investments, Inc. (b)	34,792	176,395

		11,555,100

Chemicals—2.1%
AdvanSix, Inc. (b)	9,088	303,903
American Vanguard Corp. (b)	10,391	232,239
Amyris, Inc. (a) (b)	31,896	59,008
Aspen Aerogels, Inc. (a) (b)	7,483	73,932
Avient Corp.	30,577	1,225,526
Balchem Corp.	10,693	1,387,310
Cabot Corp. (b)	19,005	1,212,329
Chase Corp. (b)	2,546	198,104
Danimer Scientific, Inc. (a) (b)	34,738	158,405
Diversey Holdings, Ltd. (a)	27,745	183,117
Ecovyst, Inc.	21,668	213,430
FutureFuel Corp.	8,999	65,513
GCP Applied Technologies, Inc. (a)	16,757	524,159
Hawkins, Inc.	5,920	213,298
HB Fuller Co.	17,873	1,076,133
Ingevity Corp. (a)	12,759	805,603
Innospec, Inc.	8,439	808,372
Intrepid Potash, Inc. (a) (b)	3,574	161,866
Koppers Holdings, Inc.	8,316	188,274
Kronos Worldwide, Inc. (b)	7,992	147,053
Livent Corp. (a) (b)	56,083	1,272,523
LSB Industries, Inc. (a)	10,786	149,494
Minerals Technologies, Inc. (b)	11,123	682,285
Origin Materials, Inc. (a) (b)	37,920	194,150
Orion Engineered Carbons S.A.	20,927	324,996
Perimeter Solutions S.A. (a)	41,953	454,771

Chemicals—(Continued)
PureCycle Technologies, Inc. (a) (b)	37,119	275,423
Quaker Chemical Corp. (b)	4,562	682,110
Schweitzer-Mauduit International, Inc. (b)	11,101	278,857
Sensient Technologies Corp. (b)	13,844	1,115,273
Stepan Co. (b)	7,227	732,456
Tredegar Corp.	7,835	78,350
Trinseo plc (b)	11,573	445,098
Tronox Holding plc - Class A	37,761	634,385

		16,557,745

Commercial Services & Supplies—1.5%
ABM Industries, Inc. (b)	23,102	1,003,089
ACCO Brands Corp.	32,264	210,684
ACV Auctions, Inc. - Class A (a)	39,500	258,330
Aris Water Solution, Inc. - Class A (b)	8,028	133,907
Brady Corp. - Class A	15,390	727,023
BrightView Holdings, Inc. (a) (b)	14,394	172,728
Brink’s Co. (The)	16,111	978,099
Casella Waste Systems, Inc. - Class A (a) (b)	16,762	1,218,262
Cimpress plc (a) (b)	6,224	242,114
CoreCivic, Inc. (a) (b)	40,696	452,132
Deluxe Corp. (b)	14,396	311,961
Ennis, Inc.	9,011	182,292
Geo Group, Inc. (The) (a) (b)	40,071	264,469
Harsco Corp. (a)	27,344	194,416
Healthcare Services Group, Inc. (b)	27,110	471,985
Heritage-Crystal Clean, Inc. (a)	6,299	169,821
HNI Corp. (b)	15,112	524,235
Interface, Inc.	20,528	257,421
KAR Auction Services, Inc. (a) (b)	41,784	617,150
Kimball International, Inc. - Class B	12,880	98,790
Li-Cycle Holdings Corp. (a) (b)	45,980	316,342
Matthews International Corp. - Class A (b)	11,034	316,345
MillerKnoll, Inc.	25,792	677,556
Montrose Environmental Group, Inc. (a) (b)	9,033	304,954
Pitney Bowes, Inc.	44,301	160,370
SP Plus Corp. (a)	8,026	246,559
Steelcase, Inc. - Class A (b)	30,212	324,175
UniFirst Corp.	5,229	900,329
Viad Corp. (a) (b)	6,618	182,723
VSE Corp. (b)	4,405	165,540

		12,083,801

Communications Equipment—0.7%
ADTRAN, Inc. (b)	16,670	292,225
Aviat Networks, Inc. (a)	3,608	90,344
Calix, Inc. (a)	18,967	647,533
Clearfield, Inc. (a) (b)	3,951	244,765
CommScope Holding Co., Inc. (a)	69,077	422,751
Comtech Telecommunications Corp. (b)	9,651	87,535
Digi International, Inc. (a)	11,390	275,866
DZS, Inc. (a) (b)	6,096	99,182
Extreme Networks, Inc. (a) (b)	43,045	383,961
Harmonic, Inc. (a) (b)	31,330	271,631
Infinera Corp. (a) (b)	62,963	337,482
Inseego Corp. (a) (b)	29,779	56,282

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
NETGEAR, Inc. (a) (b)	10,251	$189,849
NetScout Systems, Inc. (a) (b)	23,746	803,802
Ondas Holdings, Inc. (a) (b)	13,361	72,016
Plantronics, Inc. (a) (b)	14,059	557,861
Ribbon Communications, Inc. (a)	3,951	12,011
Viavi Solutions, Inc. (a)	77,528	1,025,695

		5,870,791

Construction & Engineering—1.3%
Ameresco, Inc. - Class A (a) (b)	10,710	487,948
API Group Corp. (a) (b)	68,630	1,027,391
Arcosa, Inc. (b)	16,643	772,734
Argan, Inc.	4,530	169,060
Comfort Systems USA, Inc.	11,724	974,851
Construction Partners, Inc. - Class A (a) (b)	13,715	287,192
Dycom Industries, Inc. (a)	9,730	905,279
EMCOR Group, Inc.	17,020	1,752,379
Fluor Corp. (a)	49,349	1,201,155
Granite Construction, Inc. (b)	14,748	429,757
Great Lakes Dredge & Dock Corp. (a)	22,694	297,518
IES Holdings, Inc. (a)	3,768	113,680
Infrastructure and Energy Alternatives, Inc. (a)	9,694	77,843
MYR Group, Inc. (a)	5,521	486,566
Northwest Pipe Co. (a)	3,497	104,700
NV5 Global, Inc. (a) (b)	4,636	541,207
Primoris Services Corp.	18,341	399,100
Sterling Construction Co., Inc. (a) (b)	10,373	227,376
Tutor Perini Corp. (a) (b)	14,544	127,696

		10,383,432

Construction Materials—0.1%
Summit Materials, Inc. - Class A (a) (b)	40,690	947,670
United States Lime & Minerals, Inc. (b)	743	78,461

		1,026,131

Consumer Finance—0.7%
Bread Financial Holdings, Inc.	16,854	624,609
Encore Capital Group, Inc. (a) (b)	8,441	487,637
Enova International, Inc. (a)	10,760	310,103
EZCORP, Inc. - Class A (a) (b)	17,468	131,185
FirstCash Holdings, Inc. (b)	12,559	872,976
Green Dot Corp. - Class A (a)	15,976	401,157
LendingClub Corp. (a)	34,752	406,251
LendingTree, Inc. (a)	3,041	133,257
Moneylion, Inc. (a)	56,177	74,154
Navient Corp. (b)	39,124	547,345
Nelnet, Inc. - Class A (b)	5,036	429,319
NerdWallet, Inc. - Class A (a)	9,795	77,674
Oportun Financial Corp. (a)	7,407	61,256
PRA Group, Inc. (a) (b)	13,012	473,116
PROG Holdings, Inc. (a) (b)	19,480	321,420
Regional Management Corp. (b)	3,196	119,434
World Acceptance Corp. (a) (b)	1,519	170,493

		5,641,386

Containers & Packaging—0.3%
Cryptyde, Inc.	6,704	13,609

Containers & Packaging—(Continued)
Greif, Inc. - Class A (b)	8,697	542,519
Greif, Inc. - Class B (b)	1,374	85,586
Myers Industries, Inc. (b)	13,639	310,015
O-I Glass, Inc. (a)	51,183	716,562
Pactiv Evergreen, Inc.	17,273	172,039
Ranpak Holdings, Corp. (a) (b)	12,914	90,398
TriMas Corp. (b)	15,686	434,345

		2,365,073

Distributors—0.0%
Funko, Inc. - Class A (a)	9,888	220,700
Weyco Group, Inc. (b)	2,087	51,027

		271,727

Diversified Consumer Services—0.9%
2U, Inc. (a) (b)	25,600	268,032
Adtalem Global Education, Inc. (a) (b)	14,779	531,601
American Public Education, Inc. (a)	6,422	103,780
Carriage Services, Inc.	4,082	161,851
Chegg, Inc. (a)	41,897	786,826
Coursera, Inc. (a) (b)	38,580	547,064
Duolingo, Inc. (a) (b)	8,017	701,888
European Wax Center, Inc. - Class A (b)	7,677	135,269
Frontdoor, Inc. (a)	27,922	672,362
Graham Holdings Co. - Class B (b)	1,262	715,352
Laureate Education, Inc. - Class A	38,323	443,397
OneSpaWorld Holdings, Ltd. (a) (b)	18,970	136,015
Perdoceo Education Corp. (a) (b)	19,052	224,433
PowerSchool Holdings, Inc. - Class A (a) (b)	15,984	192,607
Rover Group, Inc. (a) (b)	34,168	128,472
Strategic Education, Inc. (b)	7,768	548,265
Stride, Inc. (a) (b)	13,534	552,052
Udemy, Inc. (a) (b)	25,246	257,762
Universal Technical Institute, Inc. (a)	11,334	80,811
Vivint Smart Home, Inc. (a) (b)	32,315	112,456
WW International, Inc. (a) (b)	18,914	120,860

		7,421,155

Diversified Financial Services—0.3%
A-Mark Precious Metals, Inc. (b)	6,654	214,591
Alerus Financial Corp. (b)	4,862	115,764
Banco Latinoamericano de Comercio Exterior S.A. - Class E (b)	6,160	81,743
Cannae Holdings, Inc. (a)	25,390	491,043
Compass Diversified Holdings	20,864	446,907
Jackson Financial, Inc. - Class A (b)	25,780	689,615

		2,039,663

Diversified Telecommunication Services—0.6%
Anterix, Inc. (a) (b)	4,083	167,689
ATN International, Inc.	3,399	159,447
Bandwidth, Inc. - Class A (a) (b)	8,108	152,593
Charge Enterprises, Inc., (b)	38,409	183,211
Cogent Communications Holdings, Inc.	14,461	878,650
Consolidated Communications Holdings, Inc. (a) (b)	25,205	176,435
EchoStar Corp. - Class A (a) (b)	11,847	228,647

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Globalstar, Inc. (a) (b)	231,049	$284,190
IDT Corp. - Class B (a)	5,006	125,901
Iridium Communications, Inc. (a)	42,776	1,606,666
Liberty Latin America, Ltd. - Class A (a)	14,620	114,036
Liberty Latin America, Ltd. - Class C (a)	45,146	351,687
Ooma, Inc. (a) (b)	8,609	101,931
Radius Global Infrastructure, Inc. - Class A (a) (b)	26,242	400,453

		4,931,536

Electric Utilities—0.7%
ALLETE, Inc.	19,262	1,132,221
MGE Energy, Inc.	11,834	921,040
Otter Tail Corp.	13,456	903,301
PNM Resources, Inc.	28,282	1,351,314
Portland General Electric Co.	30,482	1,473,195

		5,781,071

Electrical Equipment—1.0%
Allied Motion Technologies, Inc. (b)	4,130	94,329
Array Technologies, Inc. (a) (b)	51,455	566,520
Atkore, Inc. (a)	14,312	1,188,039
AZZ, Inc.	8,063	329,132
Babcock & Wilcox Enterprises, Inc. (a) (b)	20,291	122,355
Blink Charging Co. (a) (b)	13,174	217,766
Bloom Energy Corp. - Class A (a) (b)	54,728	903,012
Encore Wire Corp.	6,200	644,304
Energy Vault Holdings, Inc. (a) (b)	9,575	95,941
EnerSys	14,034	827,445
Enovix Corp. (a) (b)	37,602	335,034
ESS Tech, Inc. (a)	30,151	84,724
Fluence Energy, Inc. (a) (b)	13,273	125,828
FTC Solar, Inc. (a) (b)	17,724	64,161
FuelCell Energy, Inc. (a)	127,052	476,445
GrafTech International, Ltd.	59,969	423,981
Powell Industries, Inc.	3,142	73,428
Shoals Technologies Group, Inc. - Class A (a)	38,147	628,663
Stem, Inc. (a) (b)	49,764	356,310
Thermon Group Holdings, Inc. (a) (b)	11,598	162,952
TPI Composites, Inc. (a) (b)	11,883	148,537
Vicor Corp. (a)	7,241	396,300

		8,265,206

Electronic Equipment, Instruments & Components—2.1%
908 Devices, Inc. (a) (b)	7,715	158,852
Advanced Energy Industries, Inc. (b)	12,905	941,807
Aeva Technologies, Inc. (a) (b)	21,937	68,663
Akoustis Technologies, Inc. (a)	17,894	66,208
Arlo Technologies, Inc. (a)	19,544	122,541
Badger Meter, Inc. (b)	10,136	819,901
Belden, Inc.	15,359	818,174
Benchmark Electronics, Inc.	12,513	282,293
CTS Corp. (b)	10,302	350,783
ePlus, Inc. (a)	8,628	458,319
Evolv Technologies Holdings, Inc. (a)	31,710	84,349
Fabrinet (a)	12,442	1,009,046
FARO Technologies, Inc. (a) (b)	6,602	203,540

Electronic Equipment, Instruments & Components—(Continued)
Focus Universal, Inc. (a) (b)	6,825	77,941
Identiv, Inc. (a) (b)	7,717	89,363
Insight Enterprises, Inc. (a) (c)	10,555	910,685
Itron, Inc. (a) (b)	15,613	771,751
Kimball Electronics, Inc. (a) (b)	9,543	191,814
Knowles Corp. (a) (b)	30,951	536,381
Lightwave Logic, Inc. (a)	39,253	256,715
Methode Electronics, Inc. (b)	12,930	478,927
MicroVision, Inc. (a) (b)	42,008	161,311
Mirion Technologies, Inc. (a) (b)	47,819	275,437
Napco Security Technologies, Inc. (a) (b)	11,304	232,749
nLight, Inc. (a) (b)	14,866	151,931
Novanta, Inc. (a)	11,869	1,439,354
OSI Systems, Inc. (a) (b)	5,771	493,074
Ouster, Inc. (a) (b)	7,547	12,226
PAR Technology Corp. (a) (b)	8,465	317,353
PC Connection, Inc.	3,547	156,245
Plexus Corp. (a) (b) (c)	9,599	753,521
Rogers Corp. (a)	6,411	1,680,259
Sanmina Corp. (a)	20,646	840,912
ScanSource, Inc. (a)	8,101	252,265
SmartRent, Inc. (a) (b)	42,315	191,264
TTM Technologies, Inc. (a)	35,927	449,087
Velodyne Lidar, Inc. (a)	74,579	71,238
Vishay Intertechnology, Inc.	45,367	808,440
Vishay Precision Group, Inc. (a) (b)	5,267	153,428

		17,138,147

Energy Equipment & Services—1.5%
Archrock, Inc. (b)	49,321	407,885
Borr Drilling, Ltd. (a) (b)	47,280	217,961
Bristow Group, Inc. (a) (b)	8,308	194,407
Cactus, Inc. - Class A	19,577	788,366
ChampionX Corp.	70,110	1,391,684
Diamond Offshore Drilling, Inc. (a) (b)	35,307	207,958
DMC Global, Inc. (a) (b)	6,765	121,973
Dril-Quip, Inc. (a)	10,108	260,786
Expro Group Holdings NV (a)	26,194	301,755
Helix Energy Solutions Group, Inc. (a) (b)	40,373	125,156
Helmerich & Payne, Inc. (b)	35,014	1,507,703
Liberty Oilfield Services, Inc. (a)	48,056	613,195
Nabors Industries, Ltd. (a)	3,057	409,332
National Energy Services Reunited Corp. (a)	11,331	76,824
Newpark Resources, Inc. (a)	32,358	99,986
NexTier Oilfield Solutions, Inc. (a)	59,146	562,479
Noble Corp. (a)	13,070	331,325
Oceaneering International, Inc. (a) (b)	35,840	382,771
Oil States International, Inc. (a)	24,658	133,646
Patterson-UTI Energy, Inc. (b)	72,095	1,136,217
ProPetro Holding Corp. (a)	29,421	294,210
RPC, Inc. (a) (b)	26,045	179,971
Select Energy Services, Inc. - Class A (a)	22,065	150,483
Solaris Oilfield Infrastructure, Inc. - Class A	10,753	116,993
TETRA Technologies, Inc. (a)	42,286	171,681
Tidewater, Inc. (a)	13,616	287,161
U.S. Silica Holdings, Inc. (a)	25,504	291,256

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Valaris, Ltd. (a) (b)	20,712	$874,875
Weatherford International plc (a)	23,800	503,846

		12,141,885

Entertainment—0.3%
Cinemark Holdings, Inc. (a) (b)	37,384	561,508
IMAX Corp. (a)	18,129	306,199
Liberty Media Corp-Liberty Braves - Class C (a)	12,842	308,208
Liberty Media Corp. Liberty Braves - Class A (a) (b)	3,713	93,382
Lions Gate Entertainment Corp. - Class A (a)	20,369	189,635
Lions Gate Entertainment Corp. - Class B (a) (b)	34,043	300,600
Madison Square Garden Entertainment Corp. (a) (b)	9,098	478,737
Marcus Corp. (The) (a) (b)	8,228	121,527
Playstudios, Inc. (a) (b)	28,794	123,238
Skillz, Inc. (a) (b)	110,722	137,295

		2,620,329

Equity Real Estate Investment Trusts—6.3%
Acadia Realty Trust (b)	30,219	472,021
Agree Realty Corp. (b)	24,949	1,799,571
Alexander & Baldwin, Inc.	23,869	428,449
Alexander’s, Inc. (b)	759	168,619
American Assets Trust, Inc.	17,223	511,523
Apartment Investment & Management Co. - Class A (a)	50,611	323,910
Apple Hospitality REIT, Inc.	73,539	1,078,817
Armada Hoffler Properties, Inc.	20,899	268,343
Ashford Hospitality Trust, Inc. (a)	11,954	71,485
Bluerock Residential Growth REIT, Inc.	9,704	255,118
Braemar Hotels & Resorts, Inc. (b)	19,907	85,401
Brandywine Realty Trust	51,836	499,699
Broadstone Net Lease, Inc.	57,355	1,176,351
BRT Apartments Corp.	3,996	85,874
CareTrust REIT, Inc.	33,166	611,581
CatchMark Timber Trust, Inc. - Class A	16,657	167,569
CBL & Associates Properties, Inc. (a)	9,399	220,783
Cedar Realty Trust, Inc.	3,684	106,062
Centerspace	5,179	422,347
Chatham Lodging Trust (a)	16,628	173,763
City Office REIT, Inc.	15,043	194,807
Community Healthcare Trust, Inc. (b)	8,030	290,766
Corporate Office Properties Trust (b)	37,695	987,232
CTO Realty Growth, Inc.	2,109	128,902
DiamondRock Hospitality Co. (a)	71,359	585,857
DigitalBridge Group, Inc. (a) (b)	198,762	969,959
Diversified Healthcare Trust	49,197	89,539
Easterly Government Properties, Inc.	30,700	584,528
Empire State Realty Trust, Inc. - Class A (b)	46,655	327,985
Equity Commonwealth (a)	37,069	1,020,510
Essential Properties Realty Trust, Inc.	42,553	914,464
Farmland Partners, Inc.	15,523	214,217
Four Corners Property Trust, Inc. (b)	27,333	726,785
Franklin Street Properties Corp. (b)	20,638	86,061
Getty Realty Corp.	14,042	372,113
Gladstone Commercial Corp. (b)	12,023	226,513
Gladstone Land Corp. (b)	10,827	239,926
Global Medical REIT, Inc.	18,398	206,610

Equity Real Estate Investment Trusts—(Continued)
Global Net Lease, Inc. (b)	34,451	487,826
Healthcare Realty Trust, Inc. (b)	50,880	1,383,936
Hersha Hospitality Trust (a)	10,786	105,811
Independence Realty Trust, Inc.	75,182	1,558,523
Indus Realty Trust, Inc. (b)	1,581	93,848
Industrial Logistics Properties Trust (b)	23,274	327,698
Innovative Industrial Properties, Inc.	9,335	1,025,637
InvenTrust Properties Corp. (b)	23,184	597,915
iStar, Inc. (b)	19,693	269,991
Kite Realty Group Trust	73,033	1,262,741
LTC Properties, Inc. (b)	13,090	502,525
LXP Industrial Trust (b)	93,318	1,002,235
Macerich Co. (The)	69,127	602,096
National Health Investors, Inc.	15,012	909,877
Necessity Retail REIT, Inc. (The) (b)	45,141	328,627
NETSTREIT Corp.	16,263	306,883
NexPoint Residential Trust, Inc.	7,849	490,641
Office Properties Income Trust (b)	16,817	335,499
One Liberty Properties, Inc. (b)	6,483	168,428
Orion Office REIT, Inc. (b)	20,172	221,085
Outfront Media, Inc.	49,314	835,872
Paramount Group, Inc.	62,911	454,847
Pebblebrook Hotel Trust (b)	43,364	718,542
Phillips Edison & Co., Inc. (b)	39,518	1,320,296
Physicians Realty Trust (b)	75,576	1,318,801
Piedmont Office Realty Trust, Inc. - Class A	41,047	538,537
Plymouth Industrial REIT, Inc.	12,764	223,881
Postal Realty Trust, Inc. - Class A (b)	5,867	87,418
PotlatchDeltic Corp.	22,893	1,011,642
PS Business Parks, Inc.	6,725	1,258,584
Retail Opportunity Investments Corp.	41,820	659,920
RLJ Lodging Trust	56,512	623,327
RPT Realty	28,918	284,264
Ryman Hospitality Properties, Inc. (a)	18,140	1,379,184
Sabra Health Care REIT, Inc.	76,862	1,073,762
Safehold, Inc. (b)	7,154	253,037
Saul Centers, Inc.	3,884	182,975
Seritage Growth Properties - Class A (a) (b)	12,941	67,423
Service Properties Trust	40,841	213,598
SITE Centers Corp.	65,501	882,299
STAG Industrial, Inc.	60,378	1,864,473
Summit Hotel Properties, Inc. (a) (b)	35,542	258,390
Sunstone Hotel Investors, Inc. (a) (b)	67,840	672,973
Tanger Factory Outlet Centers, Inc. (b)	34,992	497,586
Terreno Realty Corp.	25,258	1,407,628
UMH Properties, Inc. (b)	16,743	295,681
Uniti Group, Inc.	79,821	751,914
Universal Health Realty Income Trust (b)	4,263	226,834
Urban Edge Properties (b)	39,794	605,267
Urstadt Biddle Properties, Inc. - Class A (b)	11,225	181,845
Veris Residential, Inc. (a)	30,231	400,258
Washington Real Estate Investment Trust	28,554	608,486
Whitestone REIT	15,859	170,484
Xenia Hotels & Resorts, Inc. (a)	37,927	551,079

		50,956,989

Food & Staples Retailing—0.6%
Andersons, Inc. (The) (b)	11,198	369,422

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Chefs’ Warehouse, Inc. (The) (a) (b)	11,522	$448,091
HF Foods Group, Inc. (a) (b)	12,506	65,281
Ingles Markets, Inc. - Class A	4,911	426,029
PriceSmart, Inc.	8,002	573,183
Rite Aid Corp. (a) (b)	17,917	120,761
SpartanNash Co.	12,524	377,849
Sprouts Farmers Market, Inc. (a) (b)	36,641	927,750
United Natural Foods, Inc. (a) (b)	19,108	752,855
Village Super Market, Inc. - Class A	2,929	66,811
Weis Markets, Inc. (b)	5,226	389,546

		4,517,578

Food Products—1.4%
Alico, Inc.	2,158	76,890
AppHarvest, Inc. (a) (b)	27,468	95,863
B&G Foods, Inc. (b)	21,670	515,313
Benson Hill, Inc. (a) (b)	61,176	167,622
Beyond Meat, Inc. (a)	20,671	494,864
BRC, Inc. (b)	10,280	83,885
Cal-Maine Foods, Inc.	12,619	623,505
Calavo Growers, Inc. (b)	5,820	242,810
Fresh Del Monte Produce, Inc. (a)	9,361	276,430
Hain Celestial Group, Inc. (The)	25,307	600,788
Hostess Brands, Inc. (a)	47,613	1,009,872
J & J Snack Foods Corp. (b)	5,253	733,634
John B Sanfilippo & Son, Inc. (b)	2,849	206,524
Lancaster Colony Corp.	6,596	849,433
Landec Corp. (a)	9,681	96,520
Mission Produce, Inc. (a) (b)	15,099	215,161
Sanderson Farms, Inc.	7,188	1,549,230
Seneca Foods Corp. - Class A (a)	2,395	133,018
Simply Good Foods Co. (The) (a)	30,224	1,141,560
Sovos Brands, Inc. (a) (b)	10,886	172,761
SunOpta, Inc. (a)	34,321	267,017
Tattooed Chef, Inc. (a) (b)	18,663	117,577
Tootsie Roll Industries, Inc.	4,592	162,327
TreeHouse Foods, Inc. (a) (b)	17,110	715,540
UTZ Brands, Inc. (b)	22,721	314,004
Vital Farms, Inc. (a) (b)	9,557	83,624
Whole Earth Brands, Inc. (a)	16,393	101,637

		11,047,409

Gas Utilities—1.3%
Brookfield Infrastructure Corp. - Class A (b)	32,463	1,379,678
Chesapeake Utilities Corp.	5,971	773,543
New Jersey Resources Corp. (b)	31,925	1,421,620
Northwest Natural Holding Co. (b)	11,482	609,694
ONE Gas, Inc. (b)	17,702	1,437,225
South Jersey Industries, Inc.	41,256	1,408,480
Southwest Gas Holdings, Inc.	22,576	1,965,918
Spire, Inc. (b)	17,502	1,301,624

		10,297,782

Health Care Equipment & Supplies—3.6%
Alphatec Holdings, Inc. (a) (b)	25,663	167,836
AngioDynamics, Inc. (a)	12,161	235,315

Health Care Equipment & Supplies—(Continued)
Artivion, Inc. (a) (b)	12,730	240,342
AtriCure, Inc. (a)	15,592	637,089
Atrion Corp.	495	311,286
Avanos Medical, Inc. (a)	15,903	434,788
AxoGen, Inc. (a)	14,840	121,540
Axonics, Inc. (a)	15,955	904,170
BioLife Solutions, Inc. (a) (b)	11,463	158,304
Bioventus, Inc. - Class A (a) (b)	12,058	82,236
Butterfly Network, Inc. (a) (b)	47,336	145,321
Cardiovascular Systems, Inc. (a)	13,837	198,699
Cerus Corp. (a) (b)	48,539	256,771
CONMED Corp. (b)	9,867	944,864
CryoPort, Inc. (a) (b)	14,998	464,638
Cue Health, Inc. (a) (b)	38,907	124,502
Cutera, Inc. (a)	5,219	195,712
Embecta Corp. (a)	19,687	498,475
Figs, Inc. - Class A (a)	44,317	403,728
Glaukos Corp. (a)	16,191	735,395
Haemonetics Corp. (a)	17,072	1,112,753
Heska Corp. (a) (b)	3,474	328,328
Inari Medical, Inc. (a) (b)	16,216	1,102,526
Inogen, Inc. (a) (b)	6,732	162,780
Integer Holdings Corp. (a) (b)	11,577	818,031
iRadimed Corp. (b)	2,491	84,544
iRhythm Technologies, Inc. (a) (b)	10,038	1,084,405
Lantheus Holdings, Inc. (a)	23,157	1,529,057
LeMaitre Vascular, Inc. (b)	6,277	285,917
LivaNova plc (a)	18,448	1,152,447
Meridian Bioscience, Inc. (a) (b)	14,711	447,509
Merit Medical Systems, Inc. (a)	18,450	1,001,281
Mesa Laboratories, Inc. (b)	1,730	352,816
Nano-X Imaging, Ltd. (a) (b)	15,150	171,195
Natus Medical, Inc. (a)	12,046	394,747
Neogen Corp. (a)	35,877	864,277
Nevro Corp. (a)	12,102	530,431
NuVasive, Inc. (a) (c)	17,256	848,305
Omnicell, Inc. (a)	14,912	1,696,240
OraSure Technologies, Inc. (a) (b)	28,635	77,601
Orthofix Medical, Inc. (a) (b)	7,567	178,127
OrthoPediatrics Corp. (a) (b)	5,617	242,374
Outset Medical, Inc. (a) (b)	16,994	252,531
Paragon 28, Inc. (a) (b)	16,207	257,205
PROCEPT BioRobotics Corp. (a)	8,922	291,660
Pulmonx Corp. (a) (b)	12,235	180,099
RxSight, Inc. (a) (b)	7,831	110,260
SeaSpine Holdings Corp. (a)	10,839	61,240
Senseonics Holdings, Inc. (a) (b)	156,059	160,741
Shockwave Medical, Inc. (a)	11,953	2,285,055
SI-BONE, Inc. (a) (b)	12,210	161,172
Sight Sciences, Inc. (a) (b)	9,243	83,095
Silk Road Medical, Inc. (a)	11,451	416,702
STAAR Surgical Co. (a) (b)	16,470	1,168,217
SurModics, Inc. (a) (b)	4,747	176,731
TransMedics Group, Inc. (a) (b)	9,254	291,038
Treace Medical Concepts, Inc. (a) (b)	12,249	175,651
UFP Technologies, Inc. (a) (b)	2,028	161,368
Utah Medical Products, Inc.	1,293	111,069

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Varex Imaging Corp. (a) (b)	15,292	$327,096
Vicarious Surgical, Inc. (a) (b)	21,483	63,160
ViewRay, Inc. (a) (b)	33,007	87,469
Zimvie, Inc. (a)	7,676	122,893

		28,671,154

Health Care Providers & Services—2.8%
1Life Healthcare, Inc. (a) (b)	60,750	476,280
23andMe Holding Co. - Class A (a) (b)	62,111	154,035
Accolade, Inc. (a) (b)	18,167	134,436
AdaptHealth Corp. (a) (b)	24,358	439,418
Addus HomeCare Corp. (a) (b)	5,248	437,053
Agiliti, Inc. (a) (b)	9,835	201,716
Alignment Healthcare, Inc. (a)	29,558	337,257
AMN Healthcare Services, Inc. (a) (b)	15,023	1,648,173
Apollo Medical Holdings, Inc. (a) (b)	13,155	507,651
Brookdale Senior Living, Inc. (a) (b)	52,259	237,256
Cano Health, Inc. (a)	56,825	248,894
CareMax, Inc. (a) (b)	22,526	81,769
Castle Biosciences, Inc. (a) (b)	7,804	171,298
Clover Health Investments Corp. (a) (b)	133,182	285,010
Community Health Systems, Inc. (a)	45,180	169,425
Corvel Corp. (a)	3,162	465,668
Covetrus, Inc. (a)	36,775	763,081
Cross Country Healthcare, Inc. (a) (b)	12,489	260,146
DocGo, Inc. (a) (b)	28,630	204,418
Ensign Group, Inc. (The)	18,227	1,339,138
Fulgent Genetics, Inc. (a) (b)	7,417	404,449
Hanger, Inc. (a) (b)	14,755	211,292
HealthEquity, Inc. (a)	28,395	1,743,169
Hims & Hers Health, Inc. (a) (b)	43,355	196,398
Invitae Corp. (a) (b)	49,413	120,568
Joint Corp. (The) (a)	5,088	77,897
LHC Group, Inc. (a)	9,982	1,554,597
Lifestance Health Group, Inc. (a) (b)	27,070	150,509
MEDNAX, Inc. (a) (b)	28,941	608,050
ModivCare, Inc. (a)	4,229	357,351
National HealthCare Corp. (b)	4,199	293,510
National Research Corp. (b)	4,600	176,088
Opko Health, Inc. (a)	139,872	353,876
Option Care Health, Inc. (a)	48,275	1,341,562
Owens & Minor, Inc. (b)	24,511	770,871
Patterson Cos., Inc. (b)	30,828	934,088
Pennant Group Inc. (The) (a) (b)	11,360	145,522
PetIQ, Inc. (a)	9,493	159,387
Privia Health Group, Inc. (a) (b)	15,278	444,895
Progyny, Inc. (a) (b)	25,175	731,334
R1 RCM, Inc. (a)	45,446	952,548
RadNet, Inc. (a) (b)	16,412	283,599
Select Medical Holdings Corp.	37,643	889,128
Sema4 Holdings Corp. (a) (b)	60,142	75,779
Surgery Partners, Inc. (a) (b)	13,390	387,239
U.S. Physical Therapy, Inc. (b)	4,409	481,463

		22,407,291

Health Care Technology—0.8%
Allscripts Healthcare Solutions, Inc. (a)	38,376	569,116

Health Care Technology—(Continued)
American Well Corp. - Class A (a)	79,266	342,429
Computer Programs & Systems, Inc. (a) (b)	5,856	187,216
Evolent Health, Inc. - Class A (a)	29,029	891,481
Health Catalyst, Inc. (a) (b)	17,486	253,372
HealthStream, Inc. (a)	9,080	197,127
Inspire Medical Systems, Inc. (a)	9,323	1,703,033
Multiplan Corp. (a) (b)	137,915	757,153
NextGen Healthcare, Inc. (a)	18,311	319,344
OptimizeRx Corp. (a) (b)	5,787	158,506
Phreesia, Inc. (a) (b)	17,014	425,520
Schrodinger, Inc. (a) (b)	18,164	479,711
Simulations Plus, Inc. (b)	5,451	268,898

		6,552,906

Hotels, Restaurants & Leisure—1.9%
Accel Entertainment, Inc. (a)	19,825	210,541
Bally’s Corp. (a)	13,551	268,039
BJ’s Restaurants, Inc. (a)	9,083	196,919
Bloomin’ Brands, Inc. (b)	28,731	477,509
Bluegreen Vacations Holding Corp.	5,418	135,233
Bowlero Corp. (a) (b)	14,215	150,537
Brinker International, Inc. (a) (b)	15,862	349,440
Century Casinos, Inc. (a)	9,899	71,273
Cheesecake Factory, Inc. (The) (b)	16,135	426,287
Chuy’s Holdings, Inc. (a) (b)	8,272	164,778
Cracker Barrel Old Country Store, Inc. (b)	7,490	625,340
Dave & Buster’s Entertainment, Inc. (a) (b)	14,842	486,521
Denny’s Corp. (a)	14,733	127,882
Dine Brands Global, Inc. (b)	5,429	353,319
El Pollo Loco Holdings, Inc. (a) (b)	7,185	70,700
Everi Holdings, Inc. (a)	31,005	505,692
Full House Resorts, Inc. (a)	11,840	71,987
Golden Entertainment, Inc. (a) (b)	6,242	246,871
Hilton Grand Vacations, Inc. (a)	29,511	1,054,428
Inspired Entertainment, Inc. (a)	7,791	67,081
International Game Technology plc (b)	35,785	664,170
Jack in the Box, Inc. (b)	7,171	402,006
Krispy Kreme, Inc. (b)	24,959	339,442
Kura Sushi USA, Inc. - Class A (a) (b)	1,484	73,503
Life Time Group Holdings, Inc. (a) (b)	15,138	194,977
Lindblad Expeditions Holdings, Inc. (a) (b)	10,934	88,565
Monarch Casino & Resort, Inc. (a)	4,396	257,913
NEOGAMES S.A. (a)	5,231	70,148
Noodles & Co. (a)	159	747
Papa John’s International, Inc.	11,469	957,891
Portillo’s, Inc. - Class A (a) (b)	9,053	148,017
RCI Hospitality Holdings, Inc. (b)	2,630	127,187
Red Rock Resorts, Inc. - Class A	18,412	614,224
Rush Street Interactive, Inc. (a) (b)	21,900	102,273
Ruth’s Hospitality Group, Inc. (b)	12,375	201,218
Scientific Games Corp. - Class A (a)	33,049	1,552,973
SeaWorld Entertainment, Inc. (a)	15,239	673,259
Shake Shack, Inc. - Class A (a) (b)	13,241	522,755
Texas Roadhouse, Inc.	22,778	1,667,350
Wingstop, Inc. (b)	10,306	770,580
Xponential Fitness, Inc. - Class A (a)	5,274	66,241

		15,555,816

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—1.5%
Beazer Homes USA, Inc. (a)	10,935	$131,985
Cavco Industries, Inc. (a)	3,093	606,197
Century Communities, Inc. (b)	10,341	465,035
Dream Finders Homes, Inc. - Class A (a) (b)	8,135	86,556
Ethan Allen Interiors, Inc. (b)	9,100	183,911
GoPro, Inc. - Class A (a) (b)	34,617	191,432
Green Brick Partners, Inc. (a) (b)	10,016	196,013
Helen of Troy, Ltd. (a) (b)	7,981	1,296,194
Hovnanian Enterprises, Inc. - Class A (a)	1,923	82,285
Installed Building Products, Inc.	8,305	690,644
iRobot Corp. (a) (b)	8,888	326,634
KB Home	27,244	775,364
La-Z-Boy, Inc. (b)	13,710	325,064
LGI Homes, Inc. (a) (b)	6,885	598,306
Lovesac Co. (The) (a) (b)	4,517	124,218
M/I Homes, Inc. (a)	9,907	392,912
MDC Holdings, Inc. (b)	19,668	635,473
Meritage Homes Corp. (a) (b) (c)	12,250	888,125
Purple Innovation, Inc. (a) (b)	4,091	12,518
Skyline Champion Corp. (a)	18,238	864,846
Snap One Holdings Corp. (a) (b)	5,851	53,654
Sonos, Inc. (a) (b)	43,889	791,758
Taylor Morrison Home Corp. (a) (b)	40,039	935,311
TRI Pointe Group, Inc. (a)	34,643	584,427
Tupperware Brands Corp. (a) (b)	15,525	98,429
Universal Electronics, Inc. (a)	4,412	112,815
Vizio Holding Corp. - Class A (a) (b)	24,137	164,614
Vuzix Corp. (a) (b)	20,366	144,599
Weber, Inc. - Class A (b)	9,376	67,601

		11,826,920

Household Products—0.3%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	13,396	535,974
Central Garden and Pet Co. (Voting Shares) (a)	2,845	120,685
Energizer Holdings, Inc. (b)	22,082	626,025
WD-40 Co. (b)	4,703	946,996

		2,229,680

Independent Power and Renewable Electricity Producers—0.4%
Altus Power, Inc. (a)	15,727	99,237
Clearway Energy, Inc. - Class A	12,687	405,603
Clearway Energy, Inc. - Class C (b)	27,115	944,687
Montauk Renewables, Inc. (a)	22,642	227,552
Ormat Technologies, Inc. (b)	15,283	1,197,423
Sunnova Energy International, Inc. (a) (b)	33,397	615,507

		3,490,009

Industrial Conglomerates—0.0%
Brookfield Business Corp. - Class A	9,192	211,508

Insurance—2.0%
Ambac Financial Group, Inc. (a) (b)	15,807	179,409
American Equity Investment Life Holding Co.	26,197	958,024
AMERISAFE, Inc.	6,927	360,273
Argo Group International Holdings, Ltd. (b)	10,670	393,296

Insurance—(Continued)
Bright Health Group, Inc. (a) (b)	64,688	117,732
BRP Group, Inc. - Class A (a)	19,708	475,948
CNO Financial Group, Inc.	38,653	699,233
Donegal Group, Inc. - Class A	5,184	88,387
eHealth, Inc. (a)	8,196	76,469
Employers Holdings, Inc.	8,684	363,773
Enstar Group, Ltd. (a) (b)	3,890	832,382
Genworth Financial, Inc. - Class A (a)	171,388	605,000
Goosehead Insurance, Inc. - Class A (b)	6,359	290,416
Greenlight Capital Re, Ltd. - Class A (a)	9,080	70,188
HCI Group, Inc. (b)	2,458	166,554
Hippo Holdings, Inc. (a)	98,902	86,895
Horace Mann Educators Corp.	13,604	522,122
Investors Title Co.	476	74,680
James River Group Holdings, Ltd. (b)	13,003	322,214
Kinsale Capital Group, Inc.	7,119	1,634,807
Lemonade, Inc. (a) (b)	13,620	248,701
MBIA, Inc. (a) (b)	16,483	203,565
Mercury General Corp. (b)	9,027	399,896
National Western Life Group, Inc. - Class A (b)	725	146,958
Oscar Health, Inc. - Class A (a)	42,279	179,686
Palomar Holdings, Inc. (a)	8,685	559,314
ProAssurance Corp.	19,097	451,262
RLI Corp.	13,018	1,517,769
Root, Inc. - Class A (a) (b)	55,183	65,668
Safety Insurance Group, Inc. (b)	4,566	443,359
Selective Insurance Group, Inc.	19,974	1,736,540
Selectquote, Inc. (a) (b)	45,988	114,050
Siriuspoint, Ltd. (a) (b)	18,970	102,817
Stewart Information Services Corp.	9,296	462,476
Tiptree, Inc. - Class A	8,311	88,263
Trupanion, Inc. (a) (b)	12,959	780,909
United Fire Group, Inc.	7,479	256,006
Universal Insurance Holdings, Inc.	9,488	123,629

		16,198,670

Interactive Media & Services—0.6%
Bumble, Inc. - Class A (a)	29,316	825,246
Cargurus, Inc. (a)	33,031	709,836
Cars.com, Inc. (a) (b)	23,858	224,981
DHI Group, Inc. (a)	14,677	72,945
Eventbrite, Inc. - Class A (a)	24,116	247,671
EverQuote, Inc. - Class A (a)	6,305	55,736
FuboTV, Inc. (a) (b)	64,001	158,083
MediaAlpha, Inc. - Class A (a) (b)	7,846	77,283
Outbrain, Inc. (a) (b)	10,498	52,805
QuinStreet, Inc. (a)	18,173	182,820
TrueCar, Inc. (a)	11,439	29,627
Vimeo, Inc. (a)	49,749	299,489
Yelp, Inc. (a)	22,348	620,604
Ziff Davis, Inc. (a)	15,349	1,143,961
ZipRecruiter, Inc. - Class A (a)	27,562	408,469

		5,109,556

Internet & Direct Marketing Retail—0.4%
1-800-Flowers.com, Inc. - Class A (a)	10,044	95,519

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Direct Marketing Retail—(Continued)
CarParts.com, Inc. (a) (b)	17,448	$121,089
ContextLogic, Inc. - Class A (a) (b)	196,925	315,080
Groupon, Inc. (a) (b)	9,992	112,910
Liquidity Services, Inc. (a) (b)	10,346	139,050
Overstock.com, Inc. (a) (b)	15,298	382,603
PetMed Express, Inc. (b)	6,446	128,275
Porch Group, Inc. (a) (b)	6,403	16,392
Poshmark, Inc. - Class A (a) (b)	16,416	165,966
Quotient Technology, Inc. (a) (b)	16,593	49,281
Qurate Retail, Inc. - Series A	118,429	339,891
RealReal, Inc. (The) (a) (b)	29,636	73,794
Revolve Group, Inc. (a) (b)	13,297	344,525
Shutterstock, Inc.	7,975	457,047
Stitch Fix, Inc. - Class A (a)	18,002	88,930
ThredUP, Inc. - Class A (a)	23,323	58,308
Vivid Seats, Inc. - Class A (b)	9,790	73,131
Xometry, Inc. - Class A (a) (b)	11,657	395,522

		3,357,313

IT Services—2.1%
AvidXchange Holdings, Inc. (a)	50,990	313,079
BigCommerce Holdings, Inc. (a) (b)	21,617	350,195
BM Technologies, Inc. (a) (b)	2,086	12,286
Brightcove, Inc. (a) (b)	5,080	32,106
Cantaloupe, Inc. (a) (b)	19,924	111,574
Cass Information Systems, Inc.	3,883	131,245
Cerberus Cyber Sentinel Corp. (a) (b)	17,533	63,119
Conduent, Inc. (a)	44,037	190,240
Core Scientific, Inc. (a) (b)	79,331	118,203
CSG Systems International, Inc.	11,126	664,000
Cyxtera Technologies, Inc. (a) (b)	15,158	171,892
DigitalOcean Holdings, Inc. (a) (b)	25,859	1,069,528
EVERTEC, Inc.	21,016	775,070
Evo Payments, Inc. - Class A (a)	17,582	413,529
ExlService Holdings, Inc. (a)	10,873	1,601,919
Fastly, Inc. - Class A (a) (b)	37,575	436,246
Flywire Corp. (a)	19,174	338,038
Grid Dynamics Holdings, Inc. (a) (b)	16,405	275,932
Hackett Group, Inc. (The)	9,515	180,500
I3 Verticals, Inc. - Class A (a) (b)	7,082	177,192
Information Services Group, Inc.	12,226	82,648
International Money Express, Inc. (a)	11,455	234,484
Limelight Networks, Inc. (a)	17,045	39,374
Marqeta, Inc. - Class A (a)	146,795	1,190,507
Maximus, Inc.	21,230	1,327,087
MoneyGram International, Inc. (a) (b)	31,681	316,810
Paya Holdings, Inc. (a) (b)	33,025	216,974
Payoneer Global, Inc. (a) (b)	75,412	295,615
Paysafe, Ltd. (a)	118,557	231,186
Perficient, Inc. (a) (b)	11,481	1,052,693
PFSweb, Inc. (a)	5,693	66,950
Rackspace Technology, Inc. (a) (b)	19,337	138,646
Remitly Global, Inc. (a) (b)	29,543	226,299
Repay Holdings Corp. (a) (b)	30,117	387,003
Sabre Corp. (a) (b)	109,700	639,551
SolarWinds Corp.	16,368	167,772

IT Services—(Continued)
Squarespace, Inc. - Class A (a)	11,068	231,543
StoneCo, Ltd. - Class A (a)	93,184	717,517
TTEC Holdings, Inc. (b)	6,343	430,626
Tucows, Inc. - Class A (a)	3,376	150,266
Unisys Corp. (a) (b)	23,162	278,639
Verra Mobility Corp. (a)	47,995	754,001

		16,602,084

Leisure Products—0.5%
Acushnet Holdings Corp. (b)	12,344	514,498
AMMO, Inc. (a) (b)	33,699	129,741
Callaway Golf Co. (a) (b)	47,086	960,554
Clarus Corp. (b)	9,026	171,404
Johnson Outdoors, Inc. - Class A (b)	1,720	105,195
Latham Group, Inc. (a) (b)	16,213	112,356
Malibu Boats, Inc. - Class A (a) (b)	7,415	390,845
MasterCraft Boat Holdings, Inc. (a) (b)	5,356	112,744
Smith & Wesson Brands, Inc.	17,075	224,195
Sturm Ruger & Co., Inc. (b)	6,188	393,866
Vinco Ventures, Inc. (a)	67,040	92,515
Vista Outdoor, Inc. (a)	20,009	558,251

		3,766,164

Life Sciences Tools & Services—0.7%
AbCellera Biologics, Inc. (a)	70,604	751,933
Absci Corp. (a)	21,745	72,193
Adaptive Biotechnologies Corp. (a)	37,677	304,807
Berkeley Lights, Inc. (a)	17,360	86,279
Bionano Genomics, Inc. (a) (b)	99,516	137,332
Codexis, Inc. (a) (b)	21,179	221,532
Cytek Biosciences, Inc. (a) (b)	39,465	423,459
Inotiv, Inc. (a) (b)	5,305	50,928
MaxCyte, Inc. (a) (b)	36,112	170,810
Medpace Holdings, Inc. (a) (b)	9,255	1,385,196
NanoString Technologies, Inc. (a) (b)	15,548	197,460
NeoGenomics, Inc. (a)	39,085	318,543
Pacific Biosciences of California, Inc. (a) (b)	76,212	336,857
Quanterix Corp. (a)	11,230	181,814
Quantum-Si, Inc. (a)	34,664	80,420
Science 37 Holdings, Inc. (a)	24,885	50,019
Seer, Inc. (a) (b)	18,742	167,741
Singular Genomics Systems, Inc. (a) (b)	19,700	75,254
SomaLogic, Inc. (a)	52,455	237,097

		5,249,674

Machinery—3.6%
Alamo Group, Inc.	3,584	417,285
Albany International Corp. - Class A (b)	10,575	833,204
Altra Industrial Motion Corp.	22,753	802,043
Astec Industries, Inc. (b)	8,361	340,962
Barnes Group, Inc.	16,460	512,564
Chart Industries, Inc. (a) (b)	12,192	2,040,697
CIRCOR International, Inc. (a)	6,280	102,929
Columbus McKinnon Corp.	10,074	285,799
Desktop Metal, Inc. - Class A (a) (b)	93,415	205,513
Douglas Dynamics, Inc.	7,665	220,292

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Energy Recovery, Inc. (a) (b)	18,812	$365,329
Enerpac Tool Group Corp. (b)	20,140	383,063
EnPro Industries, Inc.	6,833	559,828
ESCO Technologies, Inc.	8,855	605,416
Evoqua Water Technologies Corp. (a)	40,010	1,300,725
Federal Signal Corp. (b)	20,932	745,179
Franklin Electric Co., Inc. (b)	15,189	1,112,746
Gorman-Rupp Co. (The)	7,300	206,590
Greenbrier Cos., Inc. (The) (b)	10,684	384,517
Helios Technologies, Inc.	11,222	743,458
Hillenbrand, Inc. (b)	25,057	1,026,335
Hillman Solutions Corp. (a)	46,403	400,922
Hyliion Holdings Corp. (a) (b)	44,983	144,845
Hyster-Yale Materials Handling, Inc.	3,777	121,695
Hyzon Motors, Inc. (a) (b)	32,608	95,868
John Bean Technologies Corp. (b)	10,810	1,193,640
Kadant, Inc.	3,991	727,759
Kennametal, Inc.	28,533	662,822
Lindsay Corp. (b)	3,909	519,193
Luxfer Holdings plc (b)	10,353	156,537
Manitowoc Co., Inc. (The) (a)	9,971	104,995
Markforged Holding Corp. (a)	42,320	78,292
Meritor, Inc. (a)	23,650	859,205
Microvast Holdings, Inc. (a) (b)	61,208	135,882
Miller Industries, Inc.	3,305	74,924
Mueller Industries, Inc.	19,487	1,038,462
Mueller Water Products, Inc. - Class A	52,474	615,520
Nikola Corp. (a) (b)	100,078	476,371
Omega Flex, Inc. (b)	1,112	119,673
Proterra, Inc. (a)	76,278	353,930
Proto Labs, Inc. (a) (b)	8,980	429,603
RBC Bearings, Inc. (a) (b)	9,667	1,787,912
REV Group, Inc. (b)	10,161	110,450
Sarcos Technology and Robotics Corp. (a) (b)	29,766	79,178
Shyft Group, Inc. (The)	12,528	232,896
SPX Corp. (a) (b)	14,461	764,119
Standex International Corp.	3,775	320,045
Tennant Co. (b)	5,981	354,374
Terex Corp. (b)	23,730	649,490
Titan International, Inc. (a)	18,172	274,397
Trinity Industries, Inc. (b)	27,391	663,410
Wabash National Corp. (b)	17,203	233,617
Watts Water Technologies, Inc. - Class A	9,003	1,105,929
Welbilt, Inc. (a)	43,878	1,044,735

		29,125,164

Marine—0.3%
Costamare, Inc. (b)	18,240	220,704
Eagle Bulk Shipping, Inc. (b)	4,537	235,380
Genco Shipping & Trading, Ltd.	11,163	215,669
Golden Ocean Group, Ltd. (a)	41,330	481,081
Matson, Inc.	13,274	967,409
Safe Bulkers, Inc.	6,624	25,304

		2,145,547

Media—0.9%
Advantage Solutions, Inc. (a) (b)	30,307	115,167

Media—(Continued)
AMC Networks, Inc. - Class A (a) (b)	10,133	295,073
Boston Omaha Corp. - Class A (a) (b)	5,973	123,342
Cardlytics, Inc. (a)	11,016	245,767
Clear Channel Outdoor Holdings, Inc. (a) (b)	53,063	56,777
Daily Journal Corp. (a)	342	88,510
Entravision Communications Corp. - Class A (b)	20,663	94,223
EW Scripps Co. (The) - Class A (a) (b)	19,856	247,604
Gannett Co., Inc. (a) (b)	49,420	143,318
Gray Television, Inc. (b)	29,805	503,406
iHeartMedia, Inc. - Class A (a)	39,947	315,182
Integral Ad Science Holding Corp. (a)	12,716	126,270
John Wiley & Sons, Inc. - Class A (b)	14,106	673,703
Magnite, Inc. (a)	44,965	399,289
PubMatic, Inc. - Class A (a) (b)	14,669	233,090
Scholastic Corp.	9,213	331,392
Sinclair Broadcast Group, Inc. - Class A (b)	15,766	321,626
Stagwell, Inc. (a) (b)	26,744	145,220
TechTarget, Inc. (a)	9,094	597,658
TEGNA, Inc.	75,982	1,593,343
Thryv Holdings, Inc. (a) (b)	9,046	202,540
WideOpenWest, Inc. (a)	18,090	329,419

		7,181,919

Metals & Mining—1.3%
5E Advanced Materials, Inc. (b)	11,608	141,385
Allegheny Technologies, Inc. (a) (b)	43,466	987,113
Alpha Metallurgical Resources, Inc.	6,015	776,717
Arconic Corp. (a) (b)	36,643	1,027,836
Carpenter Technology Corp. (b)	16,114	449,742
Century Aluminum Co. (a) (b)	17,836	131,451
Coeur Mining, Inc. (a) (b)	68,977	209,690
Commercial Metals Co.	41,165	1,362,561
Compass Minerals International, Inc. (b)	11,864	419,867
Constellium SE (a)	44,037	581,729
Dakota Gold Corp. (b)	20,257	67,861
Haynes International, Inc. (b)	3,793	124,297
Hecla Mining Co. (b)	165,933	650,457
Hycroft Mining Holding Corp. (a) (b)	60,448	67,097
Kaiser Aluminum Corp. (b)	5,296	418,861
Materion Corp.	7,321	539,777
Novagold Resources, Inc. (a)	80,576	387,571
Olympic Steel, Inc. (b)	3,243	83,507
Piedmont Lithium, Inc. (a)	6,114	222,611
Ramaco Resources, Inc.	7,675	100,926
Ryerson Holding Corp.	5,848	124,504
Schnitzer Steel Industries, Inc. - Class A	8,757	287,580
SunCoke Energy, Inc.	29,072	197,980
TimkenSteel Corp. (a) (b)	16,152	302,204
Warrior Met Coal, Inc.	17,236	527,594
Worthington Industries, Inc. (b)	11,415	503,402

		10,694,320

Mortgage Real Estate Investment Trusts—1.3%
AFC Gamma, Inc. (b)	5,786	88,699
Apollo Commercial Real Estate Finance, Inc.	46,637	486,890
Arbor Realty Trust, Inc. (b)	52,283	685,430

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—(Continued)
Ares Commercial Real Estate Corp. (b)	13,470	$164,738
ARMOUR Residential REIT, Inc. (b)	34,803	245,013
Blackstone Mortgage Trust, Inc. - Class A (b)	57,196	1,582,613
BrightSpire Capital, Inc.	29,006	218,995
Broadmark Realty Capital, Inc. (b)	44,009	295,301
Chimera Investment Corp. (b)	80,284	708,105
Claros Mortgage Trust, Inc. (b)	31,509	527,776
Dynex Capital, Inc.	12,043	191,725
Ellington Financial, Inc. (b)	18,630	273,302
Franklin BSP Realty Trust, Inc. (b)	29,093	392,174
Granite Point Mortgage Trust, Inc.	18,427	176,346
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	28,644	1,084,462
Invesco Mortgage Capital, Inc. (b)	10,803	158,588
KKR Real Estate Finance Trust, Inc.	17,484	305,096
Ladder Capital Corp. (b)	39,172	412,873
MFA Financial, Inc.	33,634	361,566
New York Mortgage Trust, Inc. (b)	106,641	294,329
Orchid Island Capital, Inc. (b)	60,492	172,402
PennyMac Mortgage Investment Trust (b)	32,587	450,678
Ready Capital Corp.	23,050	274,756
Redwood Trust, Inc. (b)	39,416	303,897
TPG RE Finance Trust, Inc.	20,840	187,769
Two Harbors Investment Corp. (b)	116,345	579,398

		10,622,921

Multi-Utilities—0.5%
Avista Corp.	24,350	1,059,469
Black Hills Corp.	21,834	1,588,860
NorthWestern Corp. (b)	18,082	1,065,572
Unitil Corp.	5,823	341,927

		4,055,828

Multiline Retail—0.1%
Big Lots, Inc. (b)	10,588	222,030
Dillard’s, Inc. - Class A (b)	1,459	321,812
Franchise Group, Inc. (b)	9,820	344,387

		888,229

Oil, Gas & Consumable Fuels—3.8%
Alto Ingredients, Inc. (a) (b)	27,235	101,042
Amplify Energy Corp. (a)	12,277	80,292
Arch Resources, Inc. (b)	5,183	741,635
Archaea Energy, Inc. (a) (b)	20,689	321,300
Ardmore Shipping Corp. (a) (b)	11,949	83,285
Berry Corp.	23,561	179,535
Brigham Minerals, Inc. - Class A (b)	17,190	423,390
California Resources Corp.	26,576	1,023,176
Callon Petroleum Co. (a) (b)	16,341	640,567
Centennial Resource Development, Inc. - Class A (a)	69,322	414,546
Centrus Energy Corp. - Class A (a) (b)	3,474	85,982
Civitas Resources, Inc. (b)	24,773	1,295,380
Clean Energy Fuels Corp. (a) (b)	54,120	242,458
CNX Resources Corp. (a)	64,666	1,064,402
Comstock Resources, Inc. (a) (b)	29,383	354,947
CONSOL Energy, Inc. (a)	11,442	565,006
Crescent Energy, Inc. - Class A (b)	12,363	154,290

Oil, Gas & Consumable Fuels—(Continued)
CVR Energy, Inc. (b)	10,082	337,747
Delek U.S. Holdings, Inc. (a)	23,703	612,486
Denbury, Inc. (a) (b)	17,231	1,033,688
DHT Holdings, Inc. (b)	47,374	290,403
Dorian LPG, Ltd.	11,086	168,507
Earthstone Energy, Inc. - Class A (a) (b)	14,648	199,945
Energy Fuels, Inc. (a) (b)	52,706	258,786
Equitrans Midstream Corp. (b)	137,245	872,878
Excelerate Energy, Inc. - Class A (a)	6,800	135,456
Flex LNG, Ltd. (a)	10,006	274,064
Frontline, Ltd. (a) (b)	42,361	375,318
Gevo, Inc. (a) (b)	66,845	157,086
Golar LNG, Ltd. (a) (b)	34,450	783,737
Green Plains, Inc. (a) (b)	17,759	482,512
Gulfport Energy Corp. (a)	4,145	329,569
International Seaways, Inc. (b)	16,560	351,072
Kinetik Holdings, Inc.	5,614	191,662
Kosmos Energy, Ltd. (a)	151,784	939,543
Laredo Petroleum, Inc. (a) (b)	5,753	396,612
Magnolia Oil & Gas Corp. - Class A (b)	56,058	1,176,657
Matador Resources Co. (b)	37,054	1,726,346
Murphy Oil Corp. (b)	49,818	1,504,005
Nordic American Tankers, Ltd. (b)	29,544	62,929
Northern Oil and Gas, Inc.	22,081	557,766
Oasis Petroleum, Inc. (b)	6,905	839,993
Par Pacific Holdings, Inc. (a)	16,282	253,836
PBF Energy, Inc. - Class A (a)	33,227	964,248
Peabody Energy Corp. (a) (b)	39,586	844,369
Ranger Oil Corp. - Class A (a)	7,251	238,340
REX American Resources Corp. (a)	1,752	148,570
Riley Exploration Permian, Inc. (b)	4,606	111,373
Ring Energy, Inc. (a)	29,702	79,007
SandRidge Energy, Inc. (a)	10,783	168,970
Scorpio Tankers, Inc. (b)	17,121	590,846
SFL Corp., Ltd. (b)	35,518	337,066
SilverBow Resources, Inc. (a) (b)	3,997	113,355
Sitio Royalties Corp. (b)	3,401	78,835
SM Energy Co.	40,989	1,401,414
Talos Energy, Inc. (a)	22,318	345,259
Teekay Corp. (a) (b)	3,872	11,151
Teekay Tankers, Ltd. - Class A (a)	8,653	152,552
Tellurian, Inc. (a) (b)	171,841	512,086
Ur-Energy, Inc. (a) (b)	75,333	79,853
Uranium Energy Corp. (a) (b)	94,336	290,555
VAALCO Energy, Inc. (b)	19,914	138,203
Vertex Energy, Inc. (a) (b)	18,296	192,474
W&T Offshore, Inc. (a)	18,908	81,683
Whiting Petroleum Corp.	13,398	911,466
World Fuel Services Corp.	21,674	443,450

		30,318,961

Paper & Forest Products—0.1%
Clearwater Paper Corp. (a)	5,381	180,963
Glatfelter Corp. (b)	14,914	102,608
Neenah, Inc. (b)	5,481	187,121
Resolute Forest Products, Inc. (a)	15,573	198,711
Sylvamo Corp.	12,273	401,082

		1,070,485

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.7%
Beauty Health Co. (The) (a) (b)	34,332	$441,509
BellRing Brands, Inc. (a)	40,445	1,006,676
Edgewell Personal Care Co.	17,215	594,262
elf Beauty, Inc. (a)	17,235	528,770
Herbalife Nutrition, Ltd. (a)	33,308	681,149
Honest Co. Inc. (The) (a) (b)	13,216	38,591
Inter Parfums, Inc. (b)	5,689	415,638
Medifast, Inc.	3,943	711,751
Nu Skin Enterprises, Inc. - Class A	16,549	716,572
USANA Health Sciences, Inc. (a)	3,693	267,225
Veru, Inc. (a) (b)	21,948	248,012

		5,650,155

Pharmaceuticals—1.5%
Aclaris Therapeutics, Inc. (a)	20,221	282,285
Aerie Pharmaceuticals, Inc. (a) (b)	15,265	114,488
Amneal Pharmaceuticals, Inc. (a)	18,756	59,644
Amphastar Pharmaceuticals, Inc. (a) (b)	13,014	452,757
Amylyx Pharmaceuticals, Inc. (a) (b)	4,366	84,089
ANI Pharmaceuticals, Inc. (a) (b)	3,731	110,699
Arvinas, Inc. (a) (b)	16,311	686,530
Atea Pharmaceuticals, Inc. (a) (b)	24,648	175,001
Axsome Therapeutics, Inc. (a) (b)	10,909	417,815
Cara Therapeutics, Inc. (a) (b)	18,209	166,248
Cassava Sciences, Inc. (a) (b)	13,762	386,988
CinCor Pharma, Inc. (a) (b)	5,206	98,081
Collegium Pharmaceutical, Inc. (a)	14,032	248,647
Corcept Therapeutics, Inc. (a) (b)	30,309	720,748
DICE Therapeutics, Inc. (a) (b)	10,295	159,778
Edgewise Therapeutics, Inc. (a) (b)	15,027	119,615
Esperion Therapeutics, Inc. (a)	22,594	143,698
Evolus, Inc. (a) (b)	12,622	146,415
EyePoint Pharmaceuticals, Inc. (a) (b)	8,253	64,951
Harmony Biosciences Holdings, Inc. (a) (b)	9,337	455,366
Innoviva, Inc. (a) (b)	21,386	315,657
Intra-Cellular Therapies, Inc. (a)	30,768	1,756,238
Liquidia Corp. (a) (b)	16,545	72,136
Nektar Therapeutics (a)	61,459	233,544
NGM Biopharmaceuticals, Inc. (a) (b)	11,665	149,545
Nuvation Bio, Inc. (a) (b)	41,927	135,844
Ocular Therapeutix, Inc. (a) (b)	26,436	106,273
Pacira BioSciences, Inc. (a)	15,246	888,842
Phathom Pharmaceuticals, Inc. (a) (b)	7,762	65,511
Phibro Animal Health Corp. - Class A (b)	6,746	129,051
Prestige Consumer Healthcare, Inc. (a) (b)	17,473	1,027,412
Provention Bio, Inc. (a) (b)	5,659	22,636
Reata Pharmaceuticals, Inc. - Class A (a) (b)	9,837	298,946
Relmada Therapeutics, Inc. (a) (b)	9,068	172,201
Revance Therapeutics, Inc. (a) (b)	25,433	351,484
SIGA Technologies, Inc. (b)	18,339	212,366
Supernus Pharmaceuticals, Inc. (a) (b)	17,997	520,473
Tarsus Pharmaceuticals, Inc. (a) (b)	6,902	100,769
Theravance Biopharma, Inc. (a)	21,852	197,979
Tricida, Inc. (a) (b)	11,413	110,478
Ventyx Biosciences, Inc. (a) (b)	8,423	103,013
Xeris Biopharma Holdings, Inc. (a) (b)	45,817	70,558

		12,134,799

Professional Services—1.8%
Alight, Inc. - Class A (a) (b)	115,533	779,848
ASGN, Inc. (a) (b)	16,586	1,496,886
Barrett Business Services, Inc.	2,279	166,071
CBIZ, Inc. (a) (b)	16,340	652,946
CRA International, Inc.	2,170	193,824
Exponent, Inc.	17,277	1,580,327
First Advantage Corp. (a)	20,718	262,497
Forrester Research, Inc. (a)	3,344	159,977
Franklin Covey Co. (a) (b)	3,849	177,747
Heidrick & Struggles International, Inc.	7,497	242,603
HireRight Holdings Corp. (a) (b)	9,930	141,105
Huron Consulting Group, Inc. (a)	6,931	450,446
ICF International, Inc.	5,914	561,830
Insperity, Inc.	12,555	1,253,366
Kelly Services, Inc. - Class A	12,354	244,980
Kforce, Inc.	7,178	440,299
Korn Ferry	18,493	1,072,964
LegalZoom.com, Inc (a) (b)	33,809	371,561
ManTech International Corp. - Class A	10,047	958,986
Planet Labs PBC (a) (b)	54,596	236,401
Red Violet, Inc. (a)	3,271	62,280
Resources Connection, Inc. (b)	11,231	228,775
Skillsoft Corp. (a)	29,923	105,329
Sterling Check Corp. (a) (b)	7,285	118,818
TriNet Group, Inc. (a) (b)	12,584	976,770
TrueBlue, Inc. (a)	10,956	196,112
Upwork, Inc. (a) (b)	41,273	853,526
Willdan Group, Inc. (a) (b)	4,570	126,041

		14,112,315

Real Estate Management & Development—0.6%
Compass, Inc. - Class A (a)	90,359	326,196
Cushman & Wakefield plc (a)	53,474	814,944
Douglas Elliman, Inc. (b)	27,436	131,418
eXp World Holdings, Inc. (b)	22,252	261,906
Forestar Group, Inc. (a)	6,983	95,597
FRP Holdings, Inc. (a) (b)	2,285	137,900
Kennedy-Wilson Holdings, Inc. (b)	41,685	789,514
Marcus & Millichap, Inc. (b)	8,728	322,849
Newmark Group, Inc. - Class A (b)	49,815	481,711
Offerpad Solutions, Inc. (a) (b)	26,969	58,792
RE/MAX Holdings, Inc. - Class A	6,249	153,225
Realogy Holdings Corp. (a) (b)	39,613	389,396
Redfin Corp. (a) (b)	35,715	294,292
RMR Group, Inc. (The) - Class A (b)	4,706	133,415
St. Joe Co. (The) (b)	11,618	459,608
Stratus Properties, Inc. (a)	2,044	65,868
Tejon Ranch Co. (a) (b)	7,461	115,795

		5,032,426

Road & Rail—0.5%
ArcBest Corp. (b)	7,895	555,571
Covenant Logistics Group, Inc. (b)	4,410	110,647
Daseke, Inc. (a) (b)	14,084	89,997
Heartland Express, Inc. (b)	16,789	233,535
Marten Transport, Ltd.	20,880	351,202

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Saia, Inc. (a)	8,916	$1,676,208
TuSimple Holdings, Inc. - Class A (a)	48,302	349,223
Universal Logistics Holdings, Inc.	2,513	68,630
Werner Enterprises, Inc.	21,850	842,099

		4,277,112

Semiconductors & Semiconductor Equipment—2.7%
ACM Research, Inc. - Class A (a)	16,205	272,730
Alpha & Omega Semiconductor, Ltd. (a) (b)	7,372	245,783
Ambarella, Inc. (a)	12,092	791,542
Amkor Technology, Inc. (b)	35,047	594,047
Atomera, Inc. (a)	7,526	70,594
Axcelis Technologies, Inc. (a)	11,583	635,212
AXT, Inc. (a)	13,933	81,647
Ceva, Inc. (a) (b)	8,407	282,139
CMC Materials, Inc.	9,616	1,677,896
Cohu, Inc. (a) (b)	17,431	483,710
Credo Technology Group Holding, Ltd. (a) (b)	9,288	108,484
CyberOptics Corp. (a) (b)	2,458	85,883
Diodes, Inc. (a) (b)	14,701	949,244
FormFactor, Inc. (a) (b) (c)	26,288	1,018,134
Ichor Holdings, Ltd. (a) (b)	10,143	263,515
Impinj, Inc. (a) (b)	7,085	415,677
indie Semiconductor, Inc. - Class A (a)	35,336	201,415
Kulicke & Soffa Industries, Inc. (b)	19,046	815,359
MACOM Technology Solutions Holdings, Inc. (a)	16,748	772,083
MaxLinear, Inc. (a)	24,378	828,364
NeoPhotonics Corp. (a)	17,783	279,727
Onto Innovation, Inc. (a) (b)	16,863	1,176,026
PDF Solutions, Inc. (a) (b)	11,347	244,074
Photronics, Inc. (a)	21,105	411,125
Power Integrations, Inc.	19,135	1,435,316
Rambus, Inc. (a) (b)	37,951	815,567
Rockley Photonics Holdings, Ltd. (a) (b)	38,906	84,815
Semtech Corp. (a)	21,254	1,168,332
Silicon Laboratories, Inc. (a) (b)	12,188	1,709,001
SiTime Corp. (a) (b)	5,459	889,981
SMART Global Holdings, Inc. (a)	16,723	273,756
SunPower Corp. (a) (b)	27,543	435,455
Synaptics, Inc. (a)	13,413	1,583,405
Ultra Clean Holdings, Inc. (a)	14,573	433,838
Veeco Instruments, Inc. (a) (b)	18,456	358,046

		21,891,922

Software—5.1%
8x8, Inc. (a)	28,186	145,158
A10 Networks, Inc.	21,038	302,526
ACI Worldwide, Inc. (a)	38,487	996,428
Agilysys, Inc. (a) (b)	7,295	344,835
Alarm.com Holdings, Inc. (a)	16,373	1,012,834
Alkami Technology, Inc. (a) (b)	11,437	158,860
Altair Engineering, Inc. - Class A (a) (b)	17,467	917,017
American Software, Inc. - Class A	11,730	189,557
Amplitude, Inc. - Class A (a)	19,500	278,655
Appfolio, Inc. - Class A (a) (b)	6,290	570,126
Appian Corp. (a) (b)	13,931	659,772

Software—(Continued)
Asana, Inc. - Class A (a) (b)	25,738	452,474
Avaya Holdings Corp. (a) (b)	10,615	23,778
AvePoint, Inc. (a)	45,466	197,322
Benefitfocus, Inc. (a)	8,909	69,312
Blackbaud, Inc. (a)	16,076	933,533
Blackline, Inc. (a) (b)	18,486	1,231,168
Blend Labs, Inc. - Class A (a) (b)	66,145	156,102
Box, Inc. - Class A (a) (b)	43,377	1,090,498
BTRS Holdings, Inc. - Class A (a) (b)	36,214	180,346
C3.ai, Inc. - Class A (a) (b)	23,726	433,237
Cerence, Inc. (a) (b)	13,068	329,706
ChannelAdvisor Corp. (a) (b)	10,981	160,103
Cleanspark, Inc. (a) (b)	14,178	55,578
Clear Secure, Inc. - Class A (a)	21,433	428,660
CommVault Systems, Inc. (a)	14,725	926,202
Consensus Cloud Solutions, Inc. (a) (b)	6,079	265,531
Couchbase, Inc. (a) (b)	9,433	154,890
CS Disco, Inc. (a) (b)	8,074	145,655
Cvent Holding Corp. (a) (b)	30,624	141,483
Digimarc Corp. (a) (b)	5,494	77,685
Digital Turbine, Inc. (a) (b)	31,408	548,698
Domo, Inc. - Class B (a)	9,814	272,829
Duck Creek Technologies, Inc. (a) (b)	26,005	386,174
E2open Parent Holdings, Inc. (a) (b)	71,031	552,621
Ebix, Inc. (b)	8,704	147,098
eGain Corp. (a)	7,336	71,526
Enfusion, Inc. - Class A (a) (b)	9,141	93,330
EngageSmart, Inc. (a) (b)	12,404	199,456
Envestnet, Inc. (a)	18,271	964,161
Everbridge, Inc. (a)	13,337	371,969
EverCommerce, Inc. (a) (b)	12,206	110,342
ForgeRock, Inc. - Class A (a)	9,886	211,758
GTY Technology Holdings Inc. (a)	13,993	87,596
Instructure Holdings, Inc. (a)	5,336	121,127
Intapp, Inc. (a) (b)	4,245	62,147
InterDigital, Inc. (b)	10,312	626,970
IronNet, Inc. (a)	25,868	57,168
KnowBe4, Inc. - Class A (a)	25,095	391,984
LivePerson, Inc. (a) (b)	22,272	314,926
LiveRamp Holdings, Inc. (a)	22,504	580,828
Marathon Digital Holdings, Inc. (a) (b)	34,158	182,404
Matterport, Inc. (a) (b)	76,333	279,379
MeridianLink, Inc. (a) (b)	8,983	150,016
MicroStrategy, Inc. - Class A (a) (b)	3,203	526,253
Mitek Systems, Inc. (a) (b)	15,147	139,958
Model N, Inc. (a) (b)	11,531	294,963
Momentive Global, Inc. (a)	45,741	402,521
N-able, Inc. (a)	24,099	216,891
Olo, Inc. - Class A (a)	31,375	309,671
ON24, Inc. (a)	14,977	142,132
OneSpan, Inc. (a) (b)	13,014	154,867
PagerDuty, Inc. (a) (b)	28,642	709,749
Ping Identity Holding Corp. (a) (b)	26,025	472,093
Progress Software Corp. (b)	14,833	671,935
PROS Holdings, Inc. (a) (b)	13,018	341,462
Q2 Holdings, Inc. (a) (b)	18,911	729,397
Qualys, Inc. (a)	13,108	1,653,443

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Rapid7, Inc. (a) (b)	19,454	$1,299,527
Rimini Street, Inc. (a) (b)	15,883	95,457
Riot Blockchain, Inc. (a) (b)	36,729	153,894
SailPoint Technologies Holding, Inc. (a) (b)	31,710	1,987,583
Sapiens International Corp. NV	11,177	270,372
ShotSpotter, Inc. (a) (b)	3,138	84,443
Sprout Social, Inc. - Class A (a) (b)	15,663	909,550
SPS Commerce, Inc. (a) (b)	11,920	1,347,556
Sumo Logic, Inc. (a) (b)	30,840	230,992
Telos Corp. (a)	19,498	157,544
Tenable Holdings, Inc. (a)	36,907	1,675,947
Upland Software, Inc. (a) (b)	10,139	147,218
UserTesting, Inc. (a) (b)	18,049	90,606
Varonis Systems, Inc. (a) (b)	36,305	1,064,463
Verint Systems, Inc. (a)	21,127	894,728
Veritone, Inc. (a) (b)	10,577	69,068
Vonage Holdings Corp. (a)	86,332	1,626,495
WM Technology, Inc. (a)	26,844	88,317
Workiva, Inc. (a)	16,018	1,057,028
Xperi Holding Corp. (b)	35,163	507,402
Yext, Inc. (a) (b)	37,994	181,611
Zuora, Inc. - Class A (a) (b)	37,412	334,837

		40,853,511

Specialty Retail—2.1%
Aaron’s, Inc. (The) (b)	13,892	202,129
Abercrombie & Fitch Co. - Class A (a)	18,745	317,165
Academy Sports & Outdoors, Inc. (b)	28,465	1,011,646
America’s Car-Mart, Inc. (a) (b)	2,086	209,852
American Eagle Outfitters, Inc. (b)	53,012	592,674
Arko Corp. (b)	31,060	253,450
Asbury Automotive Group, Inc. (a) (b)	7,450	1,261,583
Bed Bath & Beyond, Inc. (a)	23,603	117,307
Big 5 Sporting Goods Corp. (b)	7,812	87,573
Boot Barn Holdings, Inc. (a)	10,047	692,339
Buckle, Inc. (The) (b)	11,227	310,876
Build-A-Bear Workshop, Inc.	4,959	81,427
Caleres, Inc. (b)	13,428	352,351
Camping World Holdings, Inc. - Class A (b)	12,715	274,517
Cato Corp. (The) - Class A (b)	7,694	89,327
Chico’s FAS, Inc. (a)	30,993	154,035
Children’s Place, Inc. (The) (a) (b)	3,971	154,551
Citi Trends, Inc. (a)	3,442	81,403
Container Store Group, Inc. (The) (a)	11,779	73,383
Designer Brands, Inc. - Class A (b)	21,072	275,200
Destination XL Group, Inc. (a)	20,962	71,061
EVgo, Inc. (a) (b)	24,290	145,983
Foot Locker, Inc.	27,984	706,596
Genesco, Inc. (a) (b)	4,989	249,001
Group 1 Automotive, Inc. (b)	5,412	918,958
GrowGeneration Corp. (a) (b)	4,653	16,704
Guess?, Inc. (b)	11,608	197,916
Haverty Furniture Cos., Inc. (b)	6,403	148,422
Hibbett Sports, Inc.	4,141	181,003
LL Flooring Holdings, Inc. (a) (b)	11,017	103,229
MarineMax, Inc. (a)	6,503	234,888
Monro, Inc. (b)	11,236	481,800

Specialty Retail—(Continued)
Murphy USA, Inc.	7,529	1,753,278
National Vision Holdings, Inc. (a) (b)	28,077	772,117
ODP Corp. (The) (a)	15,623	472,439
OneWater Marine, Inc. - Class A (a)	3,644	120,434
Rent-A-Center, Inc.	17,965	349,419
Sally Beauty Holdings, Inc. (a) (b)	38,900	463,688
Shoe Carnival, Inc. (b)	6,132	132,513
Signet Jewelers, Ltd. (b)	15,707	839,696
Sleep Number Corp. (a) (b)	7,502	232,187
Sonic Automotive, Inc. - Class A (b)	7,055	258,425
Sportsman’s Warehouse Holdings, Inc. (a)	15,500	148,645
TravelCenters of America, Inc. (a)	4,817	166,042
Urban Outfitters, Inc. (a) (b)	23,786	443,847
Volta, Inc. (a) (b)	48,145	62,588
Warby Parker, Inc. - Class A (a)	28,895	325,358
Winmark Corp.	829	162,128
Zumiez, Inc. (a) (b)	5,111	132,886

		16,884,039

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	42,023	407,623
Avid Technology, Inc. (a) (b)	12,231	317,394
Corsair Gaming, Inc. (a) (b)	13,698	179,855
Eastman Kodak Co. (a) (b)	19,805	91,895
IonQ, Inc. (a) (b)	42,228	184,959
Super Micro Computer, Inc. (a)	14,642	590,805
Turtle Beach Corp. (a)	6,636	81,158
Xerox Holdings Corp. (b)	38,468	571,250

		2,424,939

Textiles, Apparel & Luxury Goods—0.6%
Allbirds, Inc. - Class A (a)	34,384	135,129
Crocs, Inc. (a) (c)	19,971	971,989
Ermenegildo Zegna Holditalia S.p.A. (a) (b)	17,025	179,614
Fossil Group, Inc. (a) (b)	6,731	34,799
G-III Apparel Group, Ltd. (a)	15,756	318,744
Kontoor Brands, Inc. (b)	18,511	617,712
Movado Group, Inc. (b)	4,696	145,247
Oxford Industries, Inc. (b)	5,314	471,564
PLBY Group, Inc. (a) (b)	11,027	70,573
Rocky Brands, Inc. (b)	2,801	95,738
Steven Madden, Ltd.	26,574	855,949
Superior Group of Cos., Inc.	4,108	72,917
Unifi, Inc. (a)	4,765	66,996
Wolverine World Wide, Inc. (b)	28,133	567,161

		4,604,132

Thrifts & Mortgage Finance—1.5%
Axos Financial, Inc. (a)	19,507	699,326
Blue Foundry Bancorp (a) (b)	11,482	137,669
Bridgewater Bancshares, Inc. (a) (b)	8,285	133,720
Capitol Federal Financial, Inc.	44,416	407,739
Columbia Financial, Inc. (a) (b)	11,020	240,346
Enact Holdings, Inc. (b)	10,654	228,848
Essent Group, Ltd.	35,156	1,367,568
Federal Agricultural Mortgage Corp. - Class C (b)	3,118	304,473

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
Flagstar Bancorp, Inc.	17,902	$634,626
Hingham Institution for Savings (The)	473	134,223
Home Bancorp, Inc. (b)	2,776	94,745
Kearny Financial Corp. (b)	20,997	233,277
Luther Burbank Corp.	5,156	67,286
Merchants Bancorp (b)	5,967	135,272
Mr Cooper Group, Inc. (a) (b)	24,413	896,934
NMI Holdings, Inc. - Class A (a)	30,237	503,446
Northfield Bancorp, Inc.	15,870	206,786
PCSB Financial Corp.	4,598	87,776
PennyMac Financial Services, Inc. (b)	10,067	440,029
Provident Bancorp, Inc.	5,626	88,328
Provident Financial Services, Inc. (b)	24,538	546,216
Radian Group, Inc.	57,171	1,123,410
Southern Missouri Bancorp, Inc.	3,031	137,183
TrustCo Bank Corp. (b)	5,730	176,713
Walker & Dunlop, Inc. (b)	10,319	994,132
Washington Federal, Inc. (b)	22,314	669,866
Waterstone Financial, Inc. (b)	8,351	142,384
WSFS Financial Corp.	22,255	892,203

		11,724,524

Tobacco—0.2%
22nd Century Group, Inc. (a) (b)	55,086	117,333
Turning Point Brands, Inc. (b)	5,617	152,389
Universal Corp.	8,059	487,570
Vector Group, Ltd. (b)	49,588	520,674

		1,277,966

Trading Companies & Distributors—1.4%
Alta Equipment Group, Inc. (a)	7,040	63,149
Applied Industrial Technologies, Inc.	12,601	1,211,838
Beacon Roofing Supply, Inc. (a) (b)	17,882	918,420
BlueLinx Holdings, Inc. (a)	3,473	232,031
Boise Cascade Co. (b)	13,372	795,500
Custom Truck One Source, Inc. (a) (b)	7,963	44,593
Distribution Solutions Group, Inc. (a)	1,686	86,644
DXP Enterprises, Inc. (a) (b)	4,806	147,208
GATX Corp. (b)	12,037	1,133,404
Global Industrial Co. (b)	3,989	134,709
GMS, Inc. (a) (b)	14,713	654,728
H&E Equipment Services, Inc.	10,452	302,794
Herc Holdings, Inc.	8,653	780,068
Hudson Technologies, Inc. (a)	14,689	110,314
McGrath RentCorp (b)	8,030	610,280
MRC Global, Inc. (a)	28,411	282,974
NOW, Inc. (a)	35,404	346,251
Rush Enterprises, Inc. - Class A	14,047	677,065
Rush Enterprises, Inc. - Class B (b)	2,388	118,469
Textainer Group Holdings, Ltd. (b)	15,539	425,924
Titan Machinery, Inc. (a)	5,742	128,678
Transcat, Inc. (a) (b)	2,858	162,363
Triton International, Ltd.	21,379	1,125,604
Veritiv Corp. (a)	4,784	519,303

		11,012,311

Water Utilities—0.4%
American States Water Co. (b)	12,645	1,030,694
Artesian Resources Corp. - Class A (b)	2,874	141,315
California Water Service Group	17,574	976,236
Middlesex Water Co.	5,991	525,291
Pure Cycle Corp. (a)	6,829	71,978
SJW Group	8,738	545,338
York Water Co. (The) (b)	5,110	206,597

		3,497,449

Wireless Telecommunication Services—0.2%
Gogo, Inc. (a) (b)	16,484	266,876
Shenandoah Telecommunications Co. (b)	16,904	375,269
Telephone & Data Systems, Inc. (b)	34,718	548,197
United States Cellular Corp. (a) (b)	5,651	163,653

		1,353,995

Total Common Stocks (Cost $656,614,347)		763,638,575

Mutual Funds—3.7%

Investment Company Securities—3.7%
iShares Russell 2000 Index Fund (b) (Cost $34,958,617)	175,900	29,790,424

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc. Expires 12/31/28 (a) (d) (e)	4,660	37,094

Pharmaceuticals—0.0%
Zogenix, Inc., Expires 12/31/23 (a)	24,868	16,910

Total Rights (Cost $17,190)		54,004

Warrants—0.0%

Energy Equipment & Services—0.0%
Nabors Industries, Ltd. Expires 06/11/26 (a) (Cost $0)	882	28,207

Short-Term Investments—0.7%

U.S. Treasury—0.7%
U.S. Treasury Bills
0.854%, 07/28/22 (f)	3,450,000	3,447,212
1.375%, 08/16/22 (f)	2,275,000	2,271,010

Total Short-Term Investments (Cost $5,718,743)		5,718,222

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (g)—29.3%

Security Description	Principal Amount*	Value

Certificates of Deposit—11.9%
Bank of Montreal 1.900%, FEDEFF PRV + 0.320%, 10/04/22 (h)	4,000,000	$4,000,000
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (h)	4,000,000	4,000,247
Bank of Nova Scotia 1.760%, SOFR + 0.250%, 02/17/23 (h)	2,000,000	1,996,389
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (h)	4,000,000	3,995,044
2.020%, SOFR + 0.510%, 03/15/23 (h)	4,000,000	3,997,156
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (h)	2,000,000	1,996,813
2.010%, SOFR + 0.500%, 03/03/23 (h)	4,000,000	3,998,953
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (h)	3,000,000	2,999,883
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (h)	4,000,000	4,000,000
Credit Agricole S.A. 1.950%, FEDEFF PRV + 0.370%, 11/18/22 (h)	3,000,000	2,999,994
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (h)	4,000,000	3,999,740
Credit Industriel et Commercial (NY) 1.860%, SOFR + 0.350%, 10/12/22 (h)	3,000,000	2,999,655
Credit Suisse Group AG 1.500%, 08/05/22	2,000,000	1,999,496
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (h)	2,000,000	1,999,572
Mitsubishi UFJ Trust and Banking Corp. 1.670%, SOFR + 0.160%, 07/22/22 (h)	2,000,000	1,999,780
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (h)	3,000,000	2,999,604
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (h)	2,000,000	2,000,000
Nordea Bank Abp (NY) 1.980%, SOFR + 0.460%, 02/13/23 (h)	2,000,000	1,999,620
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (h)	4,000,000	3,999,740
1.810%, SOFR + 0.300%, 07/14/22 (h)	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd. 1.960%, SOFR + 0.440%, 09/26/22 (h)	3,000,000	3,000,729
Rabobank (London) 2.050%, SOFR + 0.530%, 05/16/23 (h)	2,000,000	2,000,000
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (h)	3,000,000	2,996,634
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (h)	3,000,000	2,999,015
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (h)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (h)	2,000,000	1,999,640
1.910%, SOFR + 0.400%, 11/02/22 (h)	4,000,000	3,999,828
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 07/29/22	4,000,000	3,994,640
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (h)	5,000,000	4,999,855
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (h)	4,000,000	4,004,045

Certificates of Deposit—(Continued)
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (h)	2,000,000	1,997,184

		95,972,002

Commercial Paper—3.1%
Alpine Ltd 2.370%, 09/26/22	3,000,000	3,000,000
Australia & New Zealand Banking Group, Ltd. 1.930%, SOFR + 0.420%, 12/19/22 (h)	4,000,000	4,001,320
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (h)	4,000,000	4,001,528
Liberty Street Funding LLC 1.550%, 07/01/22	2,000,000	1,999,904
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (h)	2,000,000	1,999,962
1.960%, SOFR + 0.440%, 11/16/22 (h)	1,000,000	1,000,307
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (h)	4,000,000	4,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (h)	5,000,000	4,999,050

		25,002,071

Repurchase Agreements—12.4%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $2,000,086; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $2,003,636; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 3.375%, maturity dates ranging from 08/15/48 - 11/15/50, and various Common Stock with an aggregate market value of $2,040,688.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $5,009,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $5,100,260.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $3,000,131; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $3,064,210.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $9,002,748; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $9,192,628.	9,000,000	9,000,000

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $15,405,091; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $16,983,227.	15,400,000	$15,400,000
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $20,054,739; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $20,458,268.	20,053,931	20,053,931
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $1,592,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $1,623,857.	1,591,951	1,591,951
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $1,000,337; collateralized by various Common Stock with an aggregate market value of $1,111,781.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $10,000,417; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $10,203,825.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,400,058; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,428,536.	1,400,000	1,400,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $5,000,222; collateralized by various Common Stock with an aggregate market value of $5,556,861.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $3,900,176; collateralized by various Common Stock with an aggregate market value of $4,334,351.	3,900,000	3,900,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $2,000,092; collateralized by various Common Stock with an aggregate market value of $2,223,652.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $3,901,266; collateralized by various Common Stock with an aggregate market value of $4,336,121.	3,900,000	3,900,000

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $14,000,642; collateralized by various Common Stock with an aggregate market value of $15,419,555.	14,000,000	14,000,000

		99,245,882

Time Deposits—1.9%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	5,000,000	5,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (h)	5,000,000	5,000,000

		15,000,000

Total Securities Lending Reinvestments (Cost $235,241,648)		235,219,955

Total Investments—128.7% (Cost $932,550,545)		1,034,449,387
Other assets and liabilities (net)—(28.7)%		(230,812,262)

Net Assets—100.0%		$803,637,125

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $228,862,570 and the collateral received consisted of cash in the amount of $235,232,042 and non-cash collateral with a value of $3,027,419. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $3,082,631.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	09/16/22	100	USD	8,540,000	$(38,905)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$763,638,575	$—	$—	$763,638,575
Total Mutual Funds*	29,790,424	—	—	29,790,424
Rights
Biotechnology	—	—	37,094	37,094
Pharmaceuticals	—	16,910	—	16,910
Total Rights	—	16,910	37,094	54,004
Total Warrants*	28,207	—	—	28,207
Total Short-Term Investments*	—	5,718,222	—	5,718,222
Total Securities Lending Reinvestments*	—	235,219,955	—	235,219,955
Total Investments	$793,457,206	$240,955,087	$37,094	$1,034,449,387

Collateral for Securities Loaned (Liability)	$—	$(235,232,042)	$—	$(235,232,042)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(38,905)	$—	$—	$(38,905)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$1,034,449,387
Cash	400,809
Receivable for:
Investments sold	4,698,535
Fund shares sold	1,057,744
Dividends	790,578

Total Assets	1,041,397,053
Liabilities
Collateral for securities loaned	235,232,042
Payables for:
Investments purchased	1,255,726
Fund shares redeemed	533,546
Variation margin on futures contracts	66,974
Accrued Expenses:
Management fees	168,838
Distribution and service fees	80,867
Deferred trustees’ fees	156,692
Other expenses	265,243

Total Liabilities	237,759,928

Net Assets	$803,637,125

Net Assets Consist of:
Paid in surplus	$694,327,118
Distributable earnings (Accumulated losses)	109,310,007

Net Assets	$803,637,125

Net Assets
Class A	$446,453,956
Class B	175,524,322
Class E	18,350,154
Class G	163,308,693
Capital Shares Outstanding*
Class A	30,143,562
Class B	12,325,577
Class E	1,250,320
Class G	11,558,574
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.81
Class B	14.24
Class E	14.68
Class G	14.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $932,550,545.
(b)	Includes securities loaned at value of $228,862,570.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$5,962,951
Interest	3,081
Securities lending income	495,600

Total investment income	6,461,632
Expenses
Management fees	1,142,193
Administration fees	23,118
Custodian and accounting fees	65,828
Distribution and service fees—Class B	251,286
Distribution and service fees—Class E	15,999
Distribution and service fees—Class G	275,407
Audit and tax services	24,027
Legal	21,258
Shareholder reporting	34,607
Insurance	3,840
Miscellaneous (b)	53,506

Total expenses	1,911,069
Less management fee waiver	(10,532)

Net expenses	1,900,537

Net Investment Income	4,561,095

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,361,796
Futures contracts	(2,666,363)

Net realized gain (loss)	13,695,433

Net change in unrealized appreciation (depreciation) on:
Investments	(263,010,485)
Futures contracts	6,493

Net change in unrealized appreciation (depreciation)	(263,003,992)

Net realized and unrealized gain (loss)	(249,308,559)

Net Increase (Decrease) in Net Assets From Operations	$(244,747,464)

(a)	Net of foreign withholding taxes of $9,895.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,561,095	$7,321,693
Net realized gain (loss)	13,695,433	159,065,147
Net change in unrealized appreciation (depreciation)	(263,003,992)	(25,230,029)

Increase (decrease) in net assets from operations	(244,747,464)	141,156,811

From Distributions to Shareholders
Class A	(91,952,917)	(36,104,548)
Class B	(36,689,310)	(14,523,579)
Class E	(3,810,032)	(1,531,758)
Class G	(34,310,663)	(11,963,294)

Total distributions	(166,762,922)	(64,123,179)

Increase (decrease) in net assets from capital share transactions	156,353,160	(12,433,448)

Total increase (decrease) in net assets	(255,157,226)	64,600,184

Net Assets
Beginning of period	1,058,794,351	994,194,167

End of period	$803,637,125	$1,058,794,351

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	911,622	$17,925,167	2,858,857	$71,278,112
Reinvestments	6,130,195	91,952,917	1,457,004	36,104,548
Redemptions	(1,354,594)	(28,450,742)	(3,989,132)	(98,656,705)

Net increase (decrease)	5,687,223	$81,427,342	326,729	$8,725,955

Class B
Sales	319,682	$6,066,700	601,925	$14,318,942
Reinvestments	2,544,335	36,689,310	605,149	14,523,579
Redemptions	(532,630)	(10,870,083)	(2,152,604)	(51,617,946)

Net increase (decrease)	2,331,387	$31,885,927	(945,530)	$(22,775,425)

Class E
Sales	44,234	$915,023	101,392	$2,491,691
Reinvestments	256,395	3,810,032	62,292	1,531,758
Redemptions	(85,667)	(1,696,699)	(221,092)	(5,404,237)

Net increase (decrease)	214,962	$3,028,356	(57,408)	$(1,380,788)

Class G
Sales	703,395	$13,965,580	1,283,858	$30,389,876
Reinvestments	2,397,670	34,310,663	501,395	11,963,294
Redemptions	(416,205)	(8,264,708)	(1,647,559)	(39,356,360)

Net increase (decrease)	2,684,860	$40,011,535	137,694	$2,996,810

Increase (decrease) derived from capital shares transactions		$156,353,160		$(12,433,448)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.24		$22.47	$20.30	$18.13	$21.98	$20.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.20	0.21	0.25	0.26	0.25
Net realized and unrealized gain (loss)	(5.71)		3.09	3.26	4.16	(2.34)	2.61

Total income (loss) from investment operations	(5.59)		3.29	3.47	4.41	(2.08)	2.86

Less Distributions
Distributions from net investment income	(0.22)		(0.25)	(0.25)	(0.25)	(0.25)	(0.26)
Distributions from net realized capital gains	(3.62)		(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(3.84)		(1.52)	(1.30)	(2.24)	(1.77)	(1.10)

Net Asset Value, End of Period	$14.81		$24.24	$22.47	$20.30	$18.13	$21.98

Total Return (%) (b)	(23.29	)(c)	14.52	19.62	25.62	(10.97)	14.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(d)	0.30	0.32	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.30	0.32	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%)	1.12	(d)	0.80	1.16	1.27	1.17	1.19
Portfolio turnover rate (%)	14	(c)	36	34	19	26	20
Net assets, end of period (in millions)	$446.5		$592.8	$542.2	$504.4	$441.5	$541.5

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.45		$21.79	$19.72	$17.66	$21.45	$19.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.13	0.16	0.19	0.20	0.19
Net realized and unrealized gain (loss)	(5.52)		3.00	3.16	4.05	(2.27)	2.55

Total income (loss) from investment operations	(5.43)		3.13	3.32	4.24	(2.07)	2.74

Less Distributions
Distributions from net investment income	(0.16)		(0.20)	(0.20)	(0.19)	(0.20)	(0.21)
Distributions from net realized capital gains	(3.62)		(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(3.78)		(1.47)	(1.25)	(2.18)	(1.72)	(1.05)

Net Asset Value, End of Period	$14.24		$23.45	$21.79	$19.72	$17.66	$21.45

Total Return (%) (b)	(23.39	)(c)	14.23	19.35	25.30	(11.18)	14.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.55	0.57	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.55	0.57	0.56	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	0.86	(d)	0.54	0.91	1.01	0.92	0.94
Portfolio turnover rate (%)	14	(c)	36	34	19	26	20
Net assets, end of period (in millions)	$175.5		$234.3	$238.3	$227.8	$205.8	$259.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.03		$22.30	$20.15	$18.01	$21.84	$20.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.16	0.18	0.22	0.22	0.21
Net realized and unrealized gain (loss)	(5.65)		3.06	3.24	4.12	(2.31)	2.60

Total income (loss) from investment operations	(5.55)		3.22	3.42	4.34	(2.09)	2.81

Less Distributions
Distributions from net investment income	(0.18)		(0.22)	(0.22)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	(3.62)		(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(3.80)		(1.49)	(1.27)	(2.20)	(1.74)	(1.07)

Net Asset Value, End of Period	$14.68		$24.03	$22.30	$20.15	$18.01	$21.84

Total Return (%) (b)	(23.31	)(c)	14.31	19.45	25.40	(11.08)	14.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(d)	0.45	0.47	0.46	0.46	0.46
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.45	0.47	0.46	0.46	0.46
Ratio of net investment income (loss) to average net assets (%)	0.96	(d)	0.65	1.01	1.11	1.01	1.04
Portfolio turnover rate (%)	14	(c)	36	34	19	26	20
Net assets, end of period (in millions)	$18.4		$24.9	$24.4	$23.9	$21.9	$28.6

	Class G
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.30		$21.66	$19.62	$17.59	$21.37	$19.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.12	0.15	0.18	0.19	0.18
Net realized and unrealized gain (loss)	(5.48)		2.99	3.14	4.03	(2.26)	2.54

Total income (loss) from investment operations	(5.40)		3.11	3.29	4.21	(2.07)	2.72

Less Distributions
Distributions from net investment income	(0.15)		(0.20)	(0.20)	(0.19)	(0.19)	(0.21)
Distributions from net realized capital gains	(3.62)		(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(3.77)		(1.47)	(1.25)	(2.18)	(1.71)	(1.05)

Net Asset Value, End of Period	$14.13		$23.30	$21.66	$19.62	$17.59	$21.37

Total Return (%) (b)	(23.39	)(c)	14.19	19.26	25.20	(11.20)	14.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.60	0.62	0.61	0.61	0.61
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.60	0.62	0.61	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	0.82	(d)	0.50	0.86	0.97	0.88	0.89
Portfolio turnover rate (%)	14	(c)	36	34	19	26	20
Net assets, end of period (in millions)	$163.3		$206.8	$189.3	$166.0	$135.7	$155.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to re-designation of distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $99,245,882, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(205,442,353)	$—	$—	$—	$(205,442,353)
Mutual Funds	(29,789,689)	—	—	—	(29,789,689)
Total Borrowings	$(235,232,042)	$—	$—	$—	$(235,232,042)
Gross amount of recognized liabilities for securities lending transactions					$(235,232,042)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$38,905

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(2,666,363)

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$6,493

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,638,750

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$124,444,626	$0	$124,326,567

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2022 were $1,142,193.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2022 were $161,602.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$942,755,601

Gross unrealized appreciation	220,317,471
Gross unrealized (depreciation)	(128,744,630)

Net unrealized appreciation (depreciation)	$91,572,841

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$16,321,007	$10,573,833	$47,802,172	$48,876,943	$64,123,179	$59,450,776

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,738,055	$142,556,878	$354,704,271	$—	$520,999,204

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-36

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-37

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned -20.05%, -20.15%, -20.09%, -20.10%, and -20.17%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned -19.96%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2022, equity markets declined on fears that the Federal Reserve would need to take aggressive actions to address higher inflation, which reached a new 40-year peak in the first quarter, buoyed by a tight labor market, ongoing supply problems and strong U.S. consumer demand. Investors reacted negatively to worse than expected macroeconomic data and weak corporate earnings. In addition, equity investors were concerned about the continued spread of the COVID-19 Omicron variant and the global economic repercussions resulting from the Russian invasion of Ukraine, including higher oil, natural gas, and food prices.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times. In June, the FOMC decided to raise the target range for the Federal Funds Rate from 0.75% - 1.00% to 1.50% - 1.75%. The FOMC stated that inflation remained elevated, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. The FOMC also stated that it was strongly committed to returning inflation to its 2 percent objective.

Only one of the eleven sectors comprising the S&P 500 Index experienced a positive return for the first six months of 2022. Energy (2.7% beginning weight in the benchmark), up 31.8%, was the best-performing sector and had the largest positive impact on the benchmark return. Consumer Discretionary (12.5% beginning weight), down -32.8%, and Communication Services (10.2% beginning weight), down -30.2%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the first half of the year were Exxon Mobil, up 43.0%; Chevron, up 25.7%; and Merck, up 21.0%. The stocks with the largest negative impact were Amazon, down -36.3%; Microsoft, down -23.3%; and Apple, down -22.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the index by owning all of the components of the index at their respective index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	-20.05	-10.84	11.03	12.68	—
Class B	-20.15	-11.06	10.76	12.39	—
Class D	-20.09	-10.93	10.92	12.56	—
Class E	-20.10	-10.95	10.87	12.51	—
Class G	-20.17	-11.11	10.70	—	9.94
S&P 500 Index	-19.96	-10.62	11.31	12.96	10.53

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Apple, Inc.	6.5
Microsoft Corp.	5.9
Amazon.com, Inc.	2.9
Alphabet, Inc. - Class A	2.0
Alphabet, Inc. - Class C	1.9
Tesla, Inc.	1.7
Berkshire Hathaway, Inc. - Class B	1.5
UnitedHealth Group, Inc.	1.5
Johnson & Johnson	1.4
NVIDIA Corp.	1.2

Top Sectors

% of Net Assets
Information Technology	26.5
Health Care	14.9
Financials	11.6
Consumer Discretionary	10.4
Communication Services	8.7
Industrials	7.7
Consumer Staples	6.9
Energy	4.3
Utilities	3.1
Real Estate	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.26%	$1,000.00	$799.50	$1.16
	Hypothetical*	0.26%	$1,000.00	$1,023.51	$1.30

Class B (a)	Actual	0.51%	$1,000.00	$798.50	$2.27
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class D (a)	Actual	0.36%	$1,000.00	$799.10	$1.61
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class E (a)	Actual	0.41%	$1,000.00	$799.00	$1.83
	Hypothetical*	0.41%	$1,000.00	$1,022.76	$2.06

Class G (a)	Actual	0.56%	$1,000.00	$798.30	$2.50
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Boeing Co. (The) (a)	115,913	$15,847,625
General Dynamics Corp.	48,041	10,629,071
Howmet Aerospace, Inc.	78,393	2,465,460
Huntington Ingalls Industries, Inc.	8,347	1,818,144
L3Harris Technologies, Inc. (b)	40,200	9,716,340
Lockheed Martin Corp.	49,363	21,224,116
Northrop Grumman Corp.	30,455	14,574,849
Raytheon Technologies Corp. (b)	309,973	29,791,505
Textron, Inc.	44,828	2,737,646
TransDigm Group, Inc. (a)	10,808	5,800,329

		114,605,085

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (b)	26,525	2,688,839
Expeditors International of Washington, Inc.	34,964	3,407,591
FedEx Corp.	49,698	11,267,034
United Parcel Service, Inc. - Class B (b)	153,076	27,942,493

		45,305,957

Airlines—0.2%
Alaska Air Group, Inc. (a)(b)	26,280	1,052,514
American Airlines Group, Inc. (a) (b)	135,375	1,716,555
Delta Air Lines, Inc. (a)	133,612	3,870,740
Southwest Airlines Co. (a)	123,587	4,463,962
United Airlines Holdings, Inc. (a) (b)	68,099	2,412,067

		13,515,838

Auto Components—0.1%
Aptiv plc (a)	56,468	5,029,605
BorgWarner, Inc.	49,933	1,666,264

		6,695,869

Automobiles—2.0%
Ford Motor Co.	823,054	9,160,591
General Motors Co. (a)	303,889	9,651,514
Tesla, Inc. (a)(b)	174,904	117,783,852

		136,595,957

Banks—3.6%
Bank of America Corp.	1,477,748	46,002,295
Citigroup, Inc.	404,745	18,614,223
Citizens Financial Group, Inc.	102,230	3,648,589
Comerica, Inc. (b)	27,253	1,999,825
Fifth Third Bancorp (b)	142,998	4,804,733
First Republic Bank	37,407	5,394,089
Huntington Bancshares, Inc. (b)	299,960	3,608,519
JPMorgan Chase & Co.	612,156	68,934,887
KeyCorp (b)	194,350	3,348,651
M&T Bank Corp. (b)	37,395	5,960,389
PNC Financial Services Group, Inc. (The) (b)	86,201	13,599,932
Regions Financial Corp.	194,773	3,651,994
Signature Bank (b)	13,116	2,350,518
SVB Financial Group (a)	12,266	4,844,947
Truist Financial Corp. (b)	277,500	13,161,825
U.S. Bancorp	281,796	12,968,252

Banks—(Continued)
Wells Fargo & Co.	790,005	$30,944,496
Zions Bancorp N.A.	31,547	1,605,742

		245,443,906

Beverages—1.8%
Brown-Forman Corp. - Class B	38,095	2,672,745
Coca-Cola Co. (The)	813,177	51,156,965
Constellation Brands, Inc. - Class A	33,924	7,906,327
Keurig Dr Pepper, Inc. (b)	153,743	5,440,965
Molson Coors Beverage Co. - Class B (b)	39,254	2,139,736
Monster Beverage Corp. (a)	78,381	7,265,919
PepsiCo, Inc.	288,187	48,029,245

		124,611,902

Biotechnology—2.2%
AbbVie, Inc.	368,311	56,410,513
Amgen, Inc.	111,341	27,089,265
Biogen, Inc. (a)	30,524	6,225,065
Gilead Sciences, Inc.	261,430	16,158,988
Incyte Corp. (a)	39,242	2,981,215
Moderna, Inc. (a)	72,126	10,303,199
Regeneron Pharmaceuticals, Inc. (a)	22,516	13,309,883
Vertex Pharmaceuticals, Inc. (a)	53,306	15,021,098

		147,499,226

Building Products—0.4%
A.O. Smith Corp. (b)	27,102	1,481,937
Allegion plc	18,300	1,791,570
Carrier Global Corp.	176,795	6,304,510
Fortune Brands Home & Security, Inc.	27,263	1,632,508
Johnson Controls International plc (b)	144,995	6,942,361
Masco Corp.	49,175	2,488,255
Trane Technologies plc	48,742	6,330,124

		26,971,265

Capital Markets—2.8%
Ameriprise Financial, Inc.	22,907	5,444,536
Bank of New York Mellon Corp. (The)	154,896	6,460,712
BlackRock, Inc.	29,683	18,078,134
Cboe Global Markets, Inc.	22,132	2,505,121
Charles Schwab Corp. (The) (b)	314,338	19,859,875
CME Group, Inc.	74,912	15,334,486
FactSet Research Systems, Inc.	7,899	3,037,719
Franklin Resources, Inc. (b)	58,350	1,360,139
Goldman Sachs Group, Inc. (The)	71,583	21,261,583
Intercontinental Exchange, Inc.	116,356	10,942,118
Invesco, Ltd. (b)	70,180	1,132,003
MarketAxess Holdings, Inc. (b)	7,867	2,014,031
Moody’s Corp.	33,456	9,099,028
Morgan Stanley	291,676	22,184,877
MSCI, Inc.	16,908	6,968,632
Nasdaq, Inc.	24,026	3,664,926
Northern Trust Corp. (b)	43,431	4,190,223
Raymond James Financial, Inc. (b)	40,517	3,622,625
S&P Global, Inc.	72,345	24,384,606

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
State Street Corp.	76,516	$4,717,211
T. Rowe Price Group, Inc. (b)	47,374	5,382,160

		191,644,745

Chemicals—1.8%
Air Products & Chemicals, Inc. (b)	46,223	11,115,707
Albemarle Corp. (b)	24,409	5,100,993
Celanese Corp.	22,574	2,654,928
CF Industries Holdings, Inc.	43,477	3,727,283
Corteva, Inc.	150,837	8,166,315
Dow, Inc.	151,755	7,832,076
DuPont de Nemours, Inc. (b)	105,989	5,890,869
Eastman Chemical Co. (b)	26,862	2,411,402
Ecolab, Inc. (b)	51,798	7,964,460
FMC Corp.	26,249	2,808,905
International Flavors & Fragrances, Inc.	53,114	6,326,940
Linde plc (b)	104,897	30,161,034
LyondellBasell Industries NV - Class A	53,944	4,717,942
Mosaic Co. (The)	75,448	3,563,409
PPG Industries, Inc. (b)	49,228	5,628,730
Sherwin-Williams Co. (The)	49,881	11,168,855

		119,239,848

Commercial Services & Supplies—0.5%
Cintas Corp.	18,128	6,771,352
Copart, Inc. (a)	44,550	4,840,803
Republic Services, Inc.	43,454	5,686,825
Rollins, Inc. (b)	47,215	1,648,748
Waste Management, Inc.	79,616	12,179,655

		31,127,383

Communications Equipment—0.8%
Arista Networks, Inc. (a)	46,902	4,396,593
Cisco Systems, Inc.	865,834	36,919,162
F5, Inc. (a)	12,604	1,928,916
Juniper Networks, Inc.	67,341	1,919,219
Motorola Solutions, Inc.	34,869	7,308,542

		52,472,432

Construction & Engineering—0.1%
Quanta Services, Inc. (b)	29,952	3,754,184

Construction Materials—0.1%
Martin Marietta Materials, Inc.	12,999	3,889,821
Vulcan Materials Co.	27,699	3,936,028

		7,825,849

Consumer Finance—0.5%
American Express Co.	127,135	17,623,454
Capital One Financial Corp.	81,921	8,535,349
Discover Financial Services	58,560	5,538,605
Synchrony Financial	104,523	2,886,925

		34,584,333

Containers & Packaging—0.3%
AMCOR plc (b)	313,214	3,893,250
Avery Dennison Corp.	17,031	2,756,808
Ball Corp. (b)	66,652	4,583,658
International Paper Co. (b)	77,248	3,231,284
Packaging Corp. of America	19,530	2,685,375
Sealed Air Corp. (b)	30,447	1,757,401
WestRock Co.	53,117	2,116,181

		21,023,957

Distributors—0.1%
Genuine Parts Co.	29,512	3,925,096
LKQ Corp.	54,233	2,662,298
Pool Corp. (b)	8,353	2,933,824

		9,521,218

Diversified Financial Services—1.5%
Berkshire Hathaway, Inc. - Class B (a)	377,079	102,950,109

Diversified Telecommunication Services—1.2%
AT&T, Inc.	1,492,118	31,274,793
Lumen Technologies, Inc. (b)	193,783	2,114,173
Verizon Communications, Inc.	875,312	44,422,084

		77,811,050

Electric Utilities—1.9%
Alliant Energy Corp. (b)	52,276	3,063,896
American Electric Power Co., Inc.	107,035	10,268,938
Constellation Energy Corp.	68,092	3,898,948
Duke Energy Corp.	160,466	17,203,560
Edison International	79,451	5,024,481
Entergy Corp.	42,388	4,774,584
Evergy, Inc.	47,829	3,120,842
Eversource Energy	71,881	6,071,788
Exelon Corp.	204,300	9,258,876
FirstEnergy Corp.	118,996	4,568,256
NextEra Energy, Inc.	409,451	31,716,075
NRG Energy, Inc. (b)	49,456	1,887,736
Pinnacle West Capital Corp.	23,552	1,722,122
PPL Corp.	153,380	4,161,199
Southern Co. (The) (b)	221,457	15,792,099
Xcel Energy, Inc.	113,519	8,032,605

		130,566,005

Electrical Equipment—0.5%
AMETEK, Inc.	48,127	5,288,676
Eaton Corp. plc	83,162	10,477,581
Emerson Electric Co.	123,804	9,847,370
Generac Holdings, Inc. (a) (b)	13,304	2,801,556
Rockwell Automation, Inc. (b)	24,232	4,829,680

		33,244,863

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	124,458	8,012,606
CDW Corp.	28,162	4,437,205
Corning, Inc. (b)	158,434	4,992,255
Keysight Technologies, Inc. (a)	37,928	5,228,375

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
TE Connectivity, Ltd.	67,149	$7,597,909
Teledyne Technologies, Inc. (a)	9,764	3,662,574
Trimble, Inc. (a)	52,135	3,035,821
Zebra Technologies Corp. - Class A (a) (b)	10,945	3,217,283

		40,184,028

Energy Equipment & Services—0.3%
Baker Hughes Co. (b)	194,950	5,628,206
Halliburton Co.	187,994	5,895,492
Schlumberger NV	294,601	10,534,932

		22,058,630

Entertainment—1.3%
Activision Blizzard, Inc.	162,963	12,688,299
Electronic Arts, Inc.	58,614	7,130,393
Live Nation Entertainment, Inc. (a) (b)	28,542	2,356,999
Netflix, Inc. (a)	92,598	16,192,612
Take-Two Interactive Software, Inc. (a)	32,949	4,037,241
Walt Disney Co. (The) (a)	379,643	35,838,299
Warner Bros Discovery, Inc. (a)	460,292	6,177,119

		84,420,962

Equity Real Estate Investment Trusts—2.8%
Alexandria Real Estate Equities, Inc. (b)	30,957	4,489,694
American Tower Corp.	96,855	24,755,169
AvalonBay Communities, Inc.	29,142	5,660,834
Boston Properties, Inc. (b)	29,723	2,644,753
Camden Property Trust	22,201	2,985,590
Crown Castle International Corp.	90,255	15,197,137
Digital Realty Trust, Inc. (b)	59,333	7,703,203
Duke Realty Corp.	80,130	4,403,144
Equinix, Inc.	18,972	12,464,983
Equity Residential	71,322	5,150,875
Essex Property Trust, Inc.	13,617	3,560,982
Extra Space Storage, Inc.	27,987	4,761,148
Federal Realty OP L.P.	14,897	1,426,239
Healthpeak Properties, Inc.	112,457	2,913,761
Host Hotels & Resorts, Inc. (b)	148,977	2,335,959
Iron Mountain, Inc. (b)	60,560	2,948,666
Kimco Realty Corp. (b)	128,808	2,546,534
Mid-America Apartment Communities, Inc.	24,058	4,202,211
Prologis, Inc.	154,290	18,152,219
Public Storage	31,829	9,951,973
Realty Income Corp.	125,388	8,558,985
Regency Centers Corp. (b)	32,332	1,917,611
SBA Communications Corp.	22,474	7,192,804
Simon Property Group, Inc.	68,434	6,495,755
UDR, Inc.	62,381	2,872,021
Ventas, Inc. (b)	83,306	4,284,428
VICI Properties, Inc. (b)	200,714	5,979,270
Vornado Realty Trust (b)	33,170	948,330
Welltower, Inc. (b)	94,618	7,791,792
Weyerhaeuser Co.	155,172	5,139,297

		189,435,367

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	92,379	44,275,407
Kroger Co. (The)	136,738	6,471,810
Sysco Corp.	106,187	8,995,101
Walgreens Boots Alliance, Inc. (b)	149,426	5,663,245
Walmart, Inc.	292,612	35,575,767

		100,981,330

Food Products—1.1%
Archer-Daniels-Midland Co.	117,282	9,101,083
Campbell Soup Co. (b)	42,131	2,024,395
Conagra Brands, Inc. (b)	100,018	3,424,616
General Mills, Inc.	125,516	9,470,182
Hershey Co. (The)	30,428	6,546,889
Hormel Foods Corp. (b)	59,067	2,797,413
J.M. Smucker Co. (The) (b)	22,605	2,893,666
Kellogg Co. (b)	52,816	3,767,893
Kraft Heinz Co. (The)	147,959	5,643,156
Lamb Weston Holdings, Inc.	30,106	2,151,375
McCormick & Co., Inc. (b)	52,153	4,341,737
Mondelez International, Inc. - Class A	288,445	17,909,550
Tyson Foods, Inc. - Class A (b)	60,764	5,229,350

		75,301,305

Gas Utilities—0.1%
Atmos Energy Corp. (b)	28,974	3,247,985

Health Care Equipment & Supplies—2.7%
Abbott Laboratories	364,941	39,650,840
ABIOMED, Inc. (a)	9,497	2,350,602
Align Technology, Inc. (a)	15,276	3,615,371
Baxter International, Inc.	104,948	6,740,810
Becton Dickinson & Co. (b)	59,415	14,647,580
Boston Scientific Corp. (a)	297,959	11,104,932
Cooper Cos., Inc. (The) (b)	10,276	3,217,621
Dentsply Sirona, Inc.	44,905	1,604,456
DexCom, Inc. (a)	81,807	6,097,076
Edwards Lifesciences Corp. (a)	129,588	12,322,523
Hologic, Inc. (a)	51,977	3,602,006
IDEXX Laboratories, Inc. (a)	17,509	6,140,931
Intuitive Surgical, Inc. (a) (b)	74,816	15,016,319
Medtronic plc (b)	279,610	25,094,997
ResMed, Inc.	30,490	6,391,619
STERIS plc (b)	20,869	4,302,144
Stryker Corp.	70,147	13,954,343
Teleflex, Inc.	9,775	2,403,184
Zimmer Biomet Holdings, Inc.	43,681	4,589,126

		182,846,480

Health Care Providers & Services—3.4%
AmerisourceBergen Corp.	31,433	4,447,141
Cardinal Health, Inc. (b)	56,780	2,967,891
Centene Corp. (a)	121,905	10,314,382
Cigna Corp.	66,128	17,426,050
CVS Health Corp.	273,310	25,324,905
DaVita, Inc. (a) (b)	12,618	1,008,935

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Elevance Health, Inc.	50,249	$24,249,162
HCA Healthcare, Inc.	47,421	7,969,573
Henry Schein, Inc. (a) (b)	28,773	2,208,040
Humana, Inc.	26,365	12,340,665
Laboratory Corp. of America Holdings	19,321	4,528,070
McKesson Corp.	30,298	9,883,511
Molina Healthcare, Inc. (a)	12,235	3,421,028
Quest Diagnostics, Inc. (b)	24,462	3,252,957
UnitedHealth Group, Inc.	195,539	100,434,697
Universal Health Services, Inc. - Class B	13,991	1,409,034

		231,186,041

Hotels, Restaurants & Leisure—1.8%
Booking Holdings, Inc. (a)	8,467	14,808,698
Caesars Entertainment, Inc. (a) (b)	44,679	1,711,206
Carnival Corp. (a) (b)	169,148	1,463,130
Chipotle Mexican Grill, Inc. (a)	5,828	7,618,711
Darden Restaurants, Inc.	25,997	2,940,781
Domino’s Pizza, Inc. (b)	7,513	2,927,891
Expedia Group, Inc. (a)	31,591	2,995,775
Hilton Worldwide Holdings, Inc.	58,011	6,464,746
Las Vegas Sands Corp. (a) (b)	71,666	2,407,261
Marriott International, Inc. - Class A	57,302	7,793,645
McDonald’s Corp.	154,141	38,054,330
MGM Resorts International	73,704	2,133,731
Norwegian Cruise Line Holdings, Ltd. (a) (b)	87,351	971,343
Penn National Gaming, Inc. (a) (b)	34,070	1,036,409
Royal Caribbean Cruises, Ltd. (a) (b)	46,762	1,632,461
Starbucks Corp.	239,043	18,260,495
Wynn Resorts, Ltd. (a) (b)	21,994	1,253,218
Yum! Brands, Inc.	59,435	6,746,467

		121,220,298

Household Durables—0.3%
DR Horton, Inc. (b)	66,768	4,419,374
Garmin, Ltd.	31,799	3,124,252
Lennar Corp. - Class A (b)	53,903	3,803,935
Mohawk Industries, Inc. (a) (b)	10,727	1,331,113
Newell Brands, Inc. (b)	76,703	1,460,425
NVR, Inc. (a) (b)	645	2,582,670
PulteGroup, Inc. (b)	49,527	1,962,755
Whirlpool Corp. (b)	11,714	1,814,147

		20,498,671

Household Products—1.5%
Church & Dwight Co., Inc.	50,599	4,688,503
Clorox Co. (The) (b)	25,653	3,616,560
Colgate-Palmolive Co.	174,648	13,996,291
Kimberly-Clark Corp. (b)	70,223	9,490,638
Procter & Gamble Co. (The)	500,074	71,905,641

		103,697,633

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	139,199	2,924,571

Industrial Conglomerates—0.8%
3M Co.	118,606	15,348,803
General Electric Co.	229,406	14,606,280
Honeywell International, Inc.	141,882	24,660,510

		54,615,593

Insurance—2.2%
Aflac, Inc. (b)	123,519	6,834,306
Allstate Corp. (The)	57,313	7,263,277
American International Group, Inc.	165,113	8,442,228
Aon plc - Class A	44,266	11,937,655
Arthur J. Gallagher & Co.	43,783	7,138,380
Assurant, Inc.	11,273	1,948,538
Brown & Brown, Inc.	48,831	2,848,801
Chubb, Ltd.	88,312	17,360,373
Cincinnati Financial Corp.	31,082	3,698,136
Everest Re Group, Ltd.	8,220	2,303,902
Globe Life, Inc.	18,906	1,842,768
Hartford Financial Services Group, Inc. (The)	68,543	4,484,768
Lincoln National Corp.	33,687	1,575,541
Loews Corp.	40,523	2,401,393
Marsh & McLennan Cos., Inc.	104,612	16,241,013
MetLife, Inc. (c)	144,068	9,046,030
Principal Financial Group, Inc. (b)	48,979	3,271,307
Progressive Corp. (The) (b)	121,903	14,173,662
Prudential Financial, Inc. (b)	78,159	7,478,253
Travelers Cos., Inc. (The)	50,014	8,458,868
W.R. Berkley Corp.	43,665	2,980,573
Willis Towers Watson plc	23,237	4,586,751

		146,316,523

Interactive Media & Services—5.2%
Alphabet, Inc. - Class A (a)	62,687	136,611,272
Alphabet, Inc. - Class C (a) (d)	57,478	125,730,251
Match Group, Inc. (a)(b)	59,524	4,148,228
Meta Platforms, Inc. - Class A (a)	478,028	77,082,015
Twitter, Inc. (a)	158,983	5,944,374

		349,516,140

Internet & Direct Marketing Retail—3.0%
Amazon.com, Inc. (a)	1,823,719	193,697,195
eBay, Inc.	116,685	4,862,264
Etsy, Inc. (a) (b)	26,494	1,939,626

		200,499,085

IT Services—4.3%
Accenture plc - Class A	132,017	36,654,520
Akamai Technologies, Inc. (a) (b)	33,411	3,051,427
Automatic Data Processing, Inc.	87,069	18,287,973
Broadridge Financial Solutions, Inc.	24,433	3,482,924
Cognizant Technology Solutions Corp. - Class A	108,625	7,331,101
DXC Technology Co. (a)	50,955	1,544,446
EPAM Systems, Inc. (a)	11,912	3,511,419
Fidelity National Information Services, Inc.	127,300	11,669,591
Fiserv, Inc. (a)	121,252	10,787,791

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
FleetCor Technologies, Inc. (a)	16,120	$3,386,973
Gartner, Inc. (a)	16,786	4,059,358
Global Payments, Inc.	58,680	6,492,355
International Business Machines Corp. (b)	187,465	26,468,183
Jack Henry & Associates, Inc. (b)	15,186	2,733,784
MasterCard, Inc. - Class A	178,992	56,468,396
Paychex, Inc.	66,968	7,625,646
PayPal Holdings, Inc. (a)	241,365	16,856,932
VeriSign, Inc. (a)	19,864	3,323,843
Visa, Inc. - Class A (b)	343,010	67,535,239

		291,271,901

Leisure Products—0.0%
Hasbro, Inc. (b)	27,319	2,236,880

Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc.	62,551	7,429,182
Bio-Rad Laboratories, Inc. - Class A (a)	4,511	2,232,945
Bio-Techne Corp.	8,178	2,834,822
Charles River Laboratories International, Inc. (a)(b)	10,589	2,265,728
Danaher Corp.	134,872	34,192,749
Illumina, Inc. (a)	32,744	6,036,684
IQVIA Holdings, Inc. (a)	39,451	8,560,473
Mettler-Toledo International, Inc. (a)	4,728	5,431,385
PerkinElmer, Inc.	26,292	3,739,248
Thermo Fisher Scientific, Inc.	81,591	44,326,759
Waters Corp. (a)(b)	12,555	4,155,454
West Pharmaceutical Services, Inc. (b)	15,439	4,668,290

		125,873,719

Machinery—1.5%
Caterpillar, Inc.	111,169	19,872,570
Cummins, Inc.	29,408	5,691,330
Deere & Co. (b)	58,187	17,425,261
Dover Corp.	30,047	3,645,302
Fortive Corp.	74,709	4,062,675
IDEX Corp. (b)	15,842	2,877,383
Illinois Tool Works, Inc. (b)	59,071	10,765,690
Ingersoll Rand, Inc. (b)	84,606	3,560,221
Nordson Corp.	11,231	2,273,604
Otis Worldwide Corp.	88,121	6,227,511
PACCAR, Inc.	72,466	5,966,850
Parker-Hannifin Corp. (b)	26,756	6,583,314
Pentair plc	34,473	1,577,829
Snap-on, Inc. (b)	11,125	2,191,959
Stanley Black & Decker, Inc. (b)	31,465	3,299,420
Westinghouse Air Brake Technologies Corp. (b)	38,068	3,124,621
Xylem, Inc. (b)	37,535	2,934,486

		102,080,026

Media—0.9%
Charter Communications, Inc. - Class A (a)	24,141	11,310,783
Comcast Corp. - Class A	931,780	36,563,047
DISH Network Corp. - Class A (a)(b)	52,260	937,022
Fox Corp. - Class A (b)	64,962	2,089,178
Fox Corp. - Class B	30,135	895,010

Media—(Continued)
Interpublic Group of Cos., Inc. (The) (b)	82,049	2,258,809
News Corp. - Class A	80,966	1,261,450
News Corp. - Class B (b)	25,081	398,537
Omnicom Group, Inc.	42,880	2,727,597
Paramount Global - Class B (b)	126,805	3,129,547

		61,570,980

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	302,063	8,838,363
Newmont Corp. (b)	165,417	9,870,433
Nucor Corp. (b)	55,454	5,789,952

		24,498,748

Multi-Utilities—1.0%
Ameren Corp.	53,821	4,863,266
CenterPoint Energy, Inc.	131,193	3,880,689
CMS Energy Corp.	60,470	4,081,725
Consolidated Edison, Inc.	73,844	7,022,564
Dominion Energy, Inc. (b)	169,089	13,494,993
DTE Energy Co.	40,380	5,118,165
NiSource, Inc.	84,578	2,494,205
Public Service Enterprise Group, Inc.	104,058	6,584,790
Sempra Energy	65,509	9,844,038
WEC Energy Group, Inc.	65,744	6,616,476

		64,000,911

Multiline Retail—0.5%
Dollar General Corp.	47,685	11,703,806
Dollar Tree, Inc. (a)	46,919	7,312,326
Target Corp.	96,380	13,611,748

		32,627,880

Oil, Gas & Consumable Fuels—4.0%
APA Corp.	70,496	2,460,310
Chevron Corp.	409,517	59,289,871
ConocoPhillips	269,588	24,211,698
Coterra Energy, Inc. (b)	167,950	4,331,431
Devon Energy Corp. (b)	127,931	7,050,277
Diamondback Energy, Inc.	34,774	4,212,870
EOG Resources, Inc.	122,077	13,482,184
Exxon Mobil Corp.	878,001	75,192,006
Hess Corp.	57,739	6,116,870
Kinder Morgan, Inc.	406,435	6,811,851
Marathon Oil Corp.	147,500	3,315,800
Marathon Petroleum Corp.	112,757	9,269,753
Occidental Petroleum Corp. (b)	185,567	10,926,185
ONEOK, Inc.	93,086	5,166,273
Phillips 66	100,273	8,221,383
Pioneer Natural Resources Co. (b)	46,900	10,462,452
Valero Energy Corp.	85,057	9,039,858
Williams Cos., Inc. (The) (b)	253,864	7,923,095

		267,484,167

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	48,314	12,304,126

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—4.7%
Bristol-Myers Squibb Co. (b)	443,751	$34,168,827
Catalent, Inc. (a)(b)	37,352	4,007,496
Eli Lilly and Co.	164,371	53,294,009
Johnson & Johnson	548,451	97,355,537
Merck & Co., Inc.	527,067	48,052,699
Organon & Co. (b)	52,864	1,784,160
Pfizer, Inc.	1,169,453	61,314,421
Viatris, Inc.	252,679	2,645,549
Zoetis, Inc.	98,091	16,860,862

		319,483,560

Professional Services—0.3%
Equifax, Inc.	25,498	4,660,525
Jacobs Engineering Group, Inc.	26,809	3,408,228
Leidos Holdings, Inc. (b)	28,483	2,868,523
Nielsen Holdings plc	74,969	1,740,780
Robert Half International, Inc. (b)	23,033	1,724,941
Verisk Analytics, Inc.	32,911	5,696,565

		20,099,562

Real Estate Management & Development—0.1%
CBRE Group, Inc—Class A (a)	68,126	5,014,755

Road & Rail—0.9%
CSX Corp.	453,171	13,169,149
J.B. Hunt Transport Services, Inc.	17,471	2,751,159
Norfolk Southern Corp.	49,675	11,290,631
Old Dominion Freight Line, Inc. (b)	19,137	4,904,430
Union Pacific Corp.	130,896	27,917,499

		60,032,868

Semiconductors & Semiconductor Equipment—5.1%
Advanced Micro Devices, Inc. (a)	337,755	25,828,125
Analog Devices, Inc.	109,072	15,934,328
Applied Materials, Inc.	184,122	16,751,420
Broadcom, Inc.	85,096	41,340,488
Enphase Energy, Inc. (a) (b)	28,143	5,494,639
Intel Corp.	852,251	31,882,710
KLA Corp.	31,105	9,924,983
Lam Research Corp.	28,912	12,320,849
Microchip Technology, Inc. (b)	115,882	6,730,427
Micron Technology, Inc.	232,741	12,865,922
Monolithic Power Systems, Inc. (b)	9,139	3,509,742
NVIDIA Corp. (b)	521,900	79,114,821
NXP Semiconductors NV	54,725	8,100,942
ON Semiconductor Corp. (a) (b)	90,562	4,556,174
Qorvo, Inc. (a)	22,600	2,131,632
QUALCOMM, Inc.	233,436	29,819,115
Skyworks Solutions, Inc.	33,541	3,107,238
SolarEdge Technologies, Inc. (a) (b)	11,544	3,159,362
Teradyne, Inc. (b)	33,390	2,990,074
Texas Instruments, Inc.	192,196	29,530,915

		345,093,906

Software—8.9%
Adobe, Inc. (a)	98,481	36,049,955
ANSYS, Inc. (a)	18,131	4,338,567
Autodesk, Inc. (a)	45,338	7,796,323
Cadence Design Systems, Inc. (a)	57,475	8,622,974
Ceridian HCM Holding, Inc. (a) (b)	28,633	1,348,042
Citrix Systems, Inc.	25,995	2,525,934
Fortinet, Inc. (a) (b)	138,850	7,856,133
Intuit, Inc.	58,945	22,719,761
Microsoft Corp.	1,558,821	400,351,997
NortonLifeLock, Inc. (b)	121,274	2,663,177
Oracle Corp.	328,106	22,924,766
Paycom Software, Inc. (a)	10,036	2,811,284
PTC, Inc. (a)	21,942	2,333,312
Roper Technologies, Inc.	22,075	8,711,899
Salesforce, Inc. (a)	207,076	34,175,823
ServiceNow, Inc. (a)	41,781	19,867,701
Synopsys, Inc. (a)	31,910	9,691,067
Tyler Technologies, Inc. (a)	8,644	2,873,957

		597,662,672

Specialty Retail—2.0%
Advance Auto Parts, Inc. (b)	12,733	2,203,955
AutoZone, Inc. (a)	4,137	8,890,909
Bath & Body Works, Inc.	49,707	1,338,112
Best Buy Co., Inc. (b)	42,200	2,751,018
CarMax, Inc. (a) (b)	33,460	3,027,461
Home Depot, Inc. (The)	215,380	59,072,273
Lowe’s Cos., Inc.	137,794	24,068,478
O’Reilly Automotive, Inc. (a)	13,699	8,654,480
Ross Stores, Inc.	73,239	5,143,575
TJX Cos., Inc. (The)	244,782	13,671,075
Tractor Supply Co.	23,319	4,520,388
Ulta Beauty, Inc. (a)	10,886	4,196,335

		137,538,059

Technology Hardware, Storage & Peripherals—6.8%
Apple, Inc.	3,204,734	438,151,233
Hewlett Packard Enterprise Co. (b)	270,981	3,593,208
HP, Inc. (b)	219,548	7,196,783
NetApp, Inc.	46,382	3,025,962
Seagate Technology Holdings plc (b)	41,196	2,943,042
Western Digital Corp. (a )(b)	65,272	2,926,144

		457,836,372

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. - Class B	264,442	27,025,972
PVH Corp.	14,073	800,754
Ralph Lauren Corp. (b)	9,647	864,854
Tapestry, Inc. (b)	52,481	1,601,720
VF Corp. (b)	67,277	2,971,625

		33,264,925

Tobacco—0.7%
Altria Group, Inc.	377,366	15,762,578
Philip Morris International, Inc.	323,082	31,901,116

		47,663,694

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.2%
Fastenal Co.	119,970	$5,988,902
United Rentals, Inc. (a)	14,926	3,625,675
WW Grainger, Inc.	8,947	4,065,785

		13,680,362

Water Utilities—0.1%
American Water Works Co., Inc.	37,882	5,635,705

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a)	122,801	16,521,646

Total Common Stocks (Cost $2,741,247,177)		6,649,439,047

Mutual Funds—0.9%

Investment Company Securities—0.9%
SPDR S&P 500 ETF Trust (b) (Cost $63,211,610)	171,000	64,509,750

Short-Term Investments—0.4%

U.S. Treasury — 0.4%
U.S. Treasury Bills 0.941%, 07/28/22 (e)	9,675,000	9,667,181
1.355%, 08/16/22 (e)	15,425,000	15,397,949

Total Short-Term Investments (Cost $25,066,160)		25,065,130

Securities Lending Reinvestments (f)—9.4%

Certificates of Deposit—2.9%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (g)	8,000,000	8,000,494
Bank of Nova Scotia 1.760%, SOFR + 0.250%, 02/17/23 (g)	5,000,000	4,990,974
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (g)	15,000,000	14,981,415
2.020%, SOFR + 0.510%, 03/15/23 (g)	8,000,000	7,994,312
Canadian Imperial Bank of Commerce (NY) 2.010%, SOFR + 0.500%, 03/03/23 (g)	15,000,000	14,996,075
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (g)	4,000,000	3,999,844
Credit Agricole Corp. & Investment Bank (NY) 1.700%, 09/01/22	10,000,000	9,995,260
Credit Industriel et Commercial 1.940%, SOFR + 0.430%, 01/06/23 (g)	15,000,000	14,996,850
Credit Suisse Group AG 1.520%, 08/09/22	5,000,000	4,998,530
Mizuho Bank, Ltd. 1.800%, SOFR + 0.290%, 07/28/22 (g)	2,000,000	1,999,782
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (g)	8,000,000	8,000,000
National Westminster Bank plc 1.490%, 08/09/22	10,200,000	10,196,940

Certificates of Deposit—(Continued)
Nordea Bank Abp (NY) 1.980%, SOFR + 0.460%, 02/13/23 (g)	5,000,000	4,999,050
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (g)	7,000,000	6,999,545
1.810%, SOFR + 0.300%, 07/14/22 (g)	7,000,000	7,000,000
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (g)	10,000,000	9,999,980
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	1,000,000	999,373
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (g)	10,000,000	9,996,716
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (g)	7,000,000	7,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (g)	10,000,000	9,998,200
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (g)	11,000,000	10,999,681
Toronto-Dominion Bank (The) 2.070%, FEDEFF PRV + 0.490%, 12/23/22 (g)	10,000,000	10,006,300
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (g)	10,000,000	9,985,920

		193,135,241

Commercial Paper—1.2%
Alpine Ltd 2.370%, 09/26/22	15,000,000	15,000,000
Australia & New Zealand Banking Group, Ltd. 1.930%, SOFR + 0.420%, 12/19/22 (g)	10,000,000	10,003,300
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (g)	14,000,000	14,005,348
Liberty Street Funding LLC 1.550%, 07/01/22	15,000,000	14,999,280
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (g)	5,000,000	5,000,000
Societe Generale
1.700%, SOFR + 0.190%, 08/18/22 (g)	10,000,000	9,998,100
Starbird Funding Corp. 1.770%, SOFR + 0.260%, 07/05/22 (g)	10,000,000	9,999,890
UBS AG 2.090%, SOFR + 0.570%, 03/23/23 (g)	6,000,000	6,000,000

		85,005,918

Master Demand Notes—0.2%
Natixis Financial Products LLC 1.800%, OBFR + 0.230%, 07/01/22 (g)	10,000,000	10,000,000
1.820%, OBFR + 0.250%, 07/01/22 (g)	1,000,000	1,000,000

		11,000,000

Repurchase Agreements—3.9%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $15,000,646; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $15,300,000.	15,000,000	15,000,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $16,029,089; collateralized by U.S. Treasury Obligations with rates ranging from 0.250%—3.375%, maturity dates ranging from 08/15/48 — 11/15/50, and various Common Stock with an aggregate market value of $16,325,506.	16,000,000	$16,000,000
Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $25,045,451; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% — 3.875%, maturity dates ranging from 09/30/26 — 02/15/48, and various Common Stock with an aggregate market value of $25,501,300.	25,000,000	25,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $49,915,233; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% — 2.375%, maturity dates ranging from 07/31/22 — 08/15/51, and an aggregate market value of $50,968,013.	49,900,000	49,900,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $70,023,139; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% — 3.000%, maturity dates ranging from 11/03/22 — 02/15/51, and various Common Stock with an aggregate market value of $77,196,486.	70,000,000	70,000,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $3,183,631; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% — 6.750%, maturity dates ranging from 07/05/22 — 11/15/49, and an aggregate market value of $3,247,303.	3,183,500	3,183,500
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $900,304; collateralized by various Common Stock with an aggregate market value of $1,000,603.	900,000	900,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $20,000,833; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% — 3.000%, maturity dates ranging from 10/31/22 — 08/15/48, and an aggregate market value of $20,407,650.	20,000,000	20,000,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $4,700,196; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% — 2.500%, maturity dates ranging from 01/31/23 — 02/15/32, and an aggregate market value of $4,795,798.	4,700,000	4,700,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $4,995,521; collateralized by various Common Stock with an aggregate market value of $5,551,633.	4,995,296	4,995,296

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $8,000,369; collateralized by various Common Stock with an aggregate market value of $8,894,607.	8,000,000	$8,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $44,414,418; collateralized by various Common Stock with an aggregate market value of $49,365,067.	44,400,000	44,400,000

		262,078,796

Time Deposits—0.6%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	5,000,000	5,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	10,000,000	10,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (g)	28,200,000	28,200,000

		43,200,000

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320%, 07/01/22 (h)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 1.470%, 07/01/22 (h)	20,000,000	20,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390%, 07/01/22 (h)	10,000,000	10,000,000

		40,000,000

Total Securities Lending Reinvestments (Cost $634,478,796)		634,419,955

Total Investments—109.3% (Cost $3,464,003,743)		7,373,433,882
Other assets and liabilities (net)—(9.3)%		(628,749,053)

Net Assets—100.0%		$6,744,684,829

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $617,196,404 and the collateral received consisted of cash in the amount of $634,478,150 and non-cash collateral with a value of $3,377,839. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $13,124,700.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/16/22	100	USD	18,947,500	$252,353

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV) —	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,649,439,047	$—	$—	$6,649,439,047
Total Mutual Funds*	64,509,750	—	—	64,509,750
Total Short-Term Investments*	—	25,065,130	—	25,065,130
Securities Lending Reinvestments
Certificates of Deposit	—	193,135,241	—	193,135,241
Commercial Paper	—	85,005,918	—	85,005,918
Master Demand Notes	—	11,000,000	—	11,000,000
Repurchase Agreements	—	262,078,796	—	262,078,796
Time Deposits	—	43,200,000	—	43,200,000
Mutual Funds	40,000,000	—	—	40,000,000
Total Securities Lending Reinvestments	40,000,000	594,419,955	—	634,419,955
Total Investments	$6,753,948,797	$619,485,085	$—	$7,373,433,882

Collateral for Securities Loaned (Liability)	$—	$(634,478,150)	$—	$(634,478,150)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$252,353	$—	$—	$252,353

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$7,364,387,852
Affiliated investments at value (c)	9,046,030
Cash	134,104
Receivable for:
Investments sold	1,131,694
Fund shares sold	5,805,488
Dividends	5,278,640

Total Assets	7,385,783,808
Liabilities
Collateral for securities loaned	634,478,150
Payables for:
Fund shares redeemed	3,556,051
Variation margin on futures contracts	158,725
Accrued Expenses:
Management fees	1,353,503
Distribution and service fees	411,085
Deferred trustees’ fees	173,053
Other expenses	968,412

Total Liabilities	641,098,979

Net Assets	$6,744,684,829

Net Assets Consist of:
Paid in surplus	$2,651,727,009
Distributable earnings (Accumulated losses)	4,092,957,820

Net Assets	$6,744,684,829

Net Assets
Class A	$4,727,896,332
Class B	1,841,916,821
Class D	41,583,111
Class E	121,150,548
Class G	12,138,017
Capital Shares Outstanding*
Class A	92,497,403
Class B	38,219,699
Class D	816,088
Class E	2,393,527
Class G	252,178
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$51.11
Class B	48.19
Class D	50.95
Class E	50.62
Class G	48.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,458,522,352.
(b)	Includes securities loaned at value of $617,196,404.
(c)	Identified cost of affiliated investments was $5,481,391.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$59,288,525
Dividends from affiliated investments	146,752
Interest	26,348
Securities lending income	507,869

Total investment income	59,969,494
Expenses
Management fees	9,637,997
Administration fees	137,900
Custodian and accounting fees	200,379
Distribution and service fees—Class B	2,639,503
Distribution and service fees—Class D	24,384
Distribution and service fees—Class E	104,383
Distribution and service fees—Class G	21,943
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	92,928
Insurance	28,637
Miscellaneous (b)	543,119

Total expenses	13,473,867
Less management fee waiver	(491,499)

Net expenses	12,982,368

Net Investment Income	46,987,126

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	246,069,565
Affiliated investments	322,777
Futures contracts	(4,687,671)

Net realized gain (loss)	241,704,671

Net change in unrealized appreciation (depreciation) on:
Investments	(2,013,168,819)
Affiliated investments	(238,081)
Futures contracts	(152,255)

Net change in unrealized appreciation (depreciation)	(2,013,559,155)

Net realized and unrealized gain (loss)	(1,771,854,484)

Net Increase (Decrease) in Net Assets From Operations	$(1,724,867,358)

(a)	Net of foreign withholding taxes of $14,256.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$46,987,126	$90,777,265
Net realized gain (loss)	241,704,671	669,203,859
Net change in unrealized appreciation (depreciation)	(2,013,559,155)	1,301,896,478

Increase (decrease) in net assets from operations	(1,724,867,358)	2,061,877,602

From Distributions to Shareholders
Class A	(523,222,271)	(437,546,689)
Class B	(209,856,290)	(179,928,270)
Class D	(4,616,007)	(3,929,655)
Class E	(13,361,393)	(11,543,564)
Class G	(1,417,670)	(1,882,826)

Total distributions	(752,473,631)	(634,831,004)

Increase (decrease) in net assets from capital share transactions	425,999,488	(323,558,193)

Total increase (decrease) in net assets	(2,051,341,501)	1,103,488,405

Net Assets
Beginning of period	8,796,026,330	7,692,537,925

End of period	$6,744,684,829	$8,796,026,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,206,503	$74,964,905	2,016,303	$133,516,077
Reinvestments	10,227,175	523,222,271	6,910,087	437,546,689
Redemptions	(4,469,543)	(289,617,605)	(11,153,403)	(741,683,946)

Net increase (decrease)	6,964,135	$308,569,571	(2,227,013)	$(170,621,180)

Class B
Sales	1,064,347	$63,583,140	2,139,322	$133,630,471
Reinvestments	4,350,255	209,856,290	2,995,310	179,928,270
Redemptions	(2,675,636)	(163,192,548)	(7,062,669)	(445,538,724)

Net increase (decrease)	2,738,966	$110,246,882	(1,928,037)	$(131,979,983)

Class D
Sales	1,053	$73,513	154,801	$10,287,617
Reinvestments	90,510	4,616,007	62,237	3,929,655
Redemptions	(54,147)	(3,312,815)	(234,140)	(15,526,325)

Net increase (decrease)	37,416	$1,376,705	(17,102)	$(1,309,053)

Class E
Sales	25,232	$1,623,984	60,854	$4,005,045
Reinvestments	263,746	13,361,393	183,932	11,543,564
Redemptions	(137,898)	(8,846,745)	(388,075)	(25,459,101)

Net increase (decrease)	151,080	$6,138,632	(143,289)	$(9,910,492)

Class G
Sales	2,396	$145,074	5,512	$340,266
Reinvestments	29,424	1,417,670	31,438	1,882,826
Redemptions	(32,910)	(1,895,046)	(186,839)	(11,960,577)

Net increase (decrease)	(1,090)	$(332,302)	(149,889)	$(9,737,485)

Increase (decrease) derived from capital shares transactions		$425,999,488		$(323,558,193)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$71.87		$60.62	$56.03	$47.25	$53.40	$46.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41		0.77	0.87	1.02	1.01	0.92
Net realized and unrealized gain (loss)	(14.81)		15.72	8.22	13.01	(3.11)	8.74

Total income (loss) from investment operations	(14.40)		16.49	9.09	14.03	(2.10)	9.66

Less Distributions
Distributions from net investment income	(0.80)		(1.04)	(1.04)	(1.17)	(0.98)	(0.89)
Distributions from net realized capital gains	(5.56)		(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(6.36)		(5.24)	(4.50)	(5.25)	(4.05)	(2.29)

Net Asset Value, End of Period	$51.11		$71.87	$60.62	$56.03	$47.25	$53.40

Total Return (%) (b)	(20.05	)(c)	28.36	18.10	31.15	(4.60)	21.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.26	0.27	0.27	0.27	0.26
Ratio of net investment income (loss) to average net assets (%)	1.29	(d)	1.17	1.63	1.95	1.90	1.86
Portfolio turnover rate (%)	5	(c)	12	13	12	14	11
Net assets, end of period (in millions)	$4,727.9		$6,147.5	$5,319.9	$4,933.6	$4,117.9	$4,762.6

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$68.09		$57.69	$53.53	$45.34	$51.39	$44.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31		0.58	0.71	0.85	0.84	0.77
Net realized and unrealized gain (loss)	(14.02)		14.92	7.82	12.45	(2.97)	8.42

Total income (loss) from investment operations	(13.71)		15.50	8.53	13.30	(2.13)	9.19

Less Distributions
Distributions from net investment income	(0.63)		(0.90)	(0.91)	(1.03)	(0.85)	(0.77)
Distributions from net realized capital gains	(5.56)		(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(6.19)		(5.10)	(4.37)	(5.11)	(3.92)	(2.17)

Net Asset Value, End of Period	$48.19		$68.09	$57.69	$53.53	$45.34	$51.39

Total Return (%) (b)	(20.15	)(c)	28.04	17.83	30.80	(4.83)	21.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.51	0.52	0.52	0.52	0.51
Ratio of net investment income (loss) to average net assets (%)	1.04	(d)	0.92	1.38	1.70	1.65	1.61
Portfolio turnover rate (%)	5	(c)	12	13	12	14	11
Net assets, end of period (in millions)	$1,841.9		$2,415.9	$2,158.0	$2,043.2	$1,779.4	$2,123.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$71.62		$60.43	$55.86	$47.11	$53.24	$45.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38		0.70	0.82	0.96	0.95	0.87
Net realized and unrealized gain (loss)	(14.76)		15.66	8.19	12.98	(3.09)	8.71

Total income (loss) from investment operations	(14.38)		16.36	9.01	13.94	(2.14)	9.58

Less Distributions
Distributions from net investment income	(0.73)		(0.97)	(0.98)	(1.11)	(0.92)	(0.84)
Distributions from net realized capital gains	(5.56)		(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(6.29)		(5.17)	(4.44)	(5.19)	(3.99)	(2.24)

Net Asset Value, End of Period	$50.95		$71.62	$60.43	$55.86	$47.11	$53.24

Total Return (%) (b)	(20.09	)(c)	28.23	17.99	31.03	(4.69)	21.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.37	0.37	0.37	0.36
Ratio of net investment income (loss) to average net assets (%)	1.19	(d)	1.07	1.54	1.85	1.80	1.77
Portfolio turnover rate (%)	5	(c)	12	13	12	14	11
Net assets, end of period (in millions)	$41.6		$55.8	$48.1	$48.3	$45.1	$57.0

	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$71.17		$60.08	$55.56	$46.88	$53.01	$45.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36		0.67	0.79	0.93	0.92	0.84
Net realized and unrealized gain (loss)	(14.66)		15.57	8.14	12.91	(3.08)	8.68

Total income (loss) from investment operations	(14.30)		16.24	8.93	13.84	(2.16)	9.52

Less Distributions
Distributions from net investment income	(0.69)		(0.95)	(0.95)	(1.08)	(0.90)	(0.82)
Distributions from net realized capital gains	(5.56)		(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(6.25)		(5.15)	(4.41)	(5.16)	(3.97)	(2.22)

Net Asset Value, End of Period	$50.62		$71.17	$60.08	$55.56	$46.88	$53.01

Total Return (%) (b)	(20.10	)(c)	28.17	17.93	30.93	(4.72)	21.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.41	0.42	0.42	0.42	0.41
Ratio of net investment income (loss) to average net assets (%)	1.14	(d)	1.02	1.48	1.80	1.75	1.71
Portfolio turnover rate (%)	5	(c)	12	13	12	14	11
Net assets, end of period (in millions)	$121.2		$159.6	$143.3	$140.2	$125.2	$152.3

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$67.87		$57.51	$53.39	$45.24	$51.30	$44.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30		0.54	0.68	0.82	0.82	0.75
Net realized and unrealized gain (loss)	(13.99)		14.89	7.78	12.44	(2.98)	8.40

Total income (loss) from investment operations	(13.69)		15.43	8.46	13.26	(2.16)	9.15

Less Distributions
Distributions from net investment income	(0.49)		(0.87)	(0.88)	(1.03)	(0.83)	(0.74)
Distributions from net realized capital gains	(5.56)		(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(6.05)		(5.07)	(4.34)	(5.11)	(3.90)	(2.14)

Net Asset Value, End of Period	$48.13		$67.87	$57.51	$53.39	$45.24	$51.30

Total Return (%) (b)	(20.17	)(c)	27.99	17.74	30.77	(4.89)	21.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.57	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	0.99	(d)	0.87	1.33	1.65	1.60	1.57
Portfolio turnover rate (%)	5	(c)	12	13	12	14	11
Net assets, end of period (in millions)	$12.1		$17.2	$23.2	$21.8	$16.3	$18.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $262,078,796, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$252,353

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(4,687,671)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(152,255)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$21,389,890

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$379,148,222	$0	$683,136,263

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2022 were $9,637,997.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2022 were $279,541.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of June 30, 2022	Income earned from affiliates during the period	Number of shares held June 30, 2022
MetLife, Inc.	$9,683,325	$—	$(721,991)	$322,777	$(238,081)	$9,046,030	$146,752	144,068

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$3,569,228,899

Gross unrealized appreciation	4,051,440,019
Gross unrealized (depreciation)	(246,982,683)

Net unrealized appreciation (depreciation)	$3,804,457,336

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$146,110,100	$140,291,507	$488,720,904	$420,900,732	$634,831,004	$561,192,239

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$104,428,975	$648,453,622	$5,817,611,883	$—	$6,570,494,480

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, E and F shares of the MFS Total Return Portfolio returned -12.87%, -12.98%, -12.94%, and -12.96%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned -19.96% and -10.35%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned -16.11%.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the pandemic has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers may find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The U.S. Federal Reserve (the “Fed”) was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe’s economy stemming from the invasion.

Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening COVID-19 restrictions were supportive factors for the macroeconomic backdrop.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the blended benchmark in the first half of 2022. Overall, the equity portion of the Portfolio outperformed the S&P 500 Index while the fixed income portion slightly underperformed the Bloomberg U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, stock selection and, to a lesser extent, an overweight position in the Health Care sector contributed to performance relative to the S&P 500 Index. Within this sector, the Portfolio’s overweight positions in global health services provider Cigna, pharmaceutical company Merck, health services and information technology company McKesson and diversified medical products maker Johnson & Johnson helped relative performance.

An underweight position and, to a lesser extent, stock selection in the Information Technology (“IT”) sector benefited relative returns, led by not holding shares of computer graphics processor maker NVIDIA. Stock selection and, to a lesser extent, an underweight position in the Communication Services sector supported relative returns, led by not holding shares of social networking service provider Meta Platforms. An underweight position in the Consumer Discretionary sector aided relative results. Within this sector, not holding shares of both internet retailer Amazon.com and electric vehicle manufacturer Tesla helped relative returns. Elsewhere, the Portfolio’s overweight positions in global integrated energy company Hess and oil and gas company ConocoPhillips benefited relative performance.

Within the fixed income portion of the Portfolio, the Portfolio’s shorter average duration stance contributed to performance relative to the Bloomberg U.S. Aggregate Bond Index, as U.S. Treasury rates rose sharply over the period. An overweight and security selection in Commercial Mortgage-Backed Securities (“CMBS”) was additive to relative return, as was an underweight and security selection in Agency Mortgage-Backed Securities (“MBS”).

Within the equity portion of the Portfolio, stock selection in the Industrials sector detracted from relative performance. Within this sector, overweight positions in building controls and systems supplier Johnson Controls and power and hand tools provider Stanley Black & Decker weighed on relative results. Stock selection in the Materials sector also weakened relative returns. However, there were no individual stocks within this sector, either in the Portfolio or in the benchmark, that were among the Portfolio’s largest relative detractors during the period.

Individual stocks that hindered relative returns included not holding shares of integrated oil and gas company Exxon Mobil, health insurance and Medicare/Medicaid provider UnitedHealth Group, integrated energy company Chevron, pharmaceutical companies Eli Lilly and Abbvie, beverage maker Coca-Cola and global pharmaceutical company Bristol-Myers Squibb. Additionally, an overweight position in vehicle components manufacturer Aptiv further weighed on relative results.

Within the fixed income portion of the Portfolio, an underweight to U.S. Treasuries weighed on relative return. The Portfolio’s overweight to corporate bonds detracted during the period, as did security selection within the sector, particularly among Financials.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Out-of-benchmark exposure to Collateralized Loan Obligations (“CLOs”) further detracted from relative return during the period.

The Portfolio utilized both cash bond positions and Treasury futures to achieve desired duration and yield curve positioning during the period. Given our expectation that Treasury yields would rise as the Fed began to tighten monetary policy, we maintained an underweight to duration during the period. This underweight fluctuated somewhat over the period as we recalibrated our positioning in response to changing macro conditions but averaged approximately 1/3 of a year. The duration underweight contributed 38 basis points to relative return for the period.

For the six months ended June 30, 2022, the largest weight increases at the sector level were in Health Care and Energy within the equity portion of the Portfolio. In contrast, the largest weight decreases at the sector level were in Industrials, IT and Financials within the equity portion of the Portfolio. At the end of the period, the equity portion of the Portfolio had the largest overweights relative to the benchmark in the Financials, Industrials and Health Care sectors. In contrast, the Portfolio had the largest underweights to the IT, Consumer Discretionary and Communication Services sectors.

Within the fixed income segment ended June 30, 2022, the Portfolio increased exposure to Investment-Grade corporate bonds earlier in the period as fundamentals and technicals created valuation opportunities but reduced most of that increase throughout the second quarter of 2022 as the risk environment deteriorated. Within the Securitized sector, we reduced exposure to CMBS, while adding CLO exposure in an effort to maintain carry in the Portfolio while reducing spread duration. The Portfolio’s duration underweight was reduced towards the end of the period due to lower conviction on rates moving meaningfully higher, given the degree of adjustment already priced into Treasury yields. As such, at the end of the period, the fixed income portion of the Portfolio was neutral duration relative to the benchmark.

Steven Gorham

Joshua Marston

Johnathan Munko

Henry Peabody

Alexander Mackey

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	-12.87	-9.01	5.59	7.61
Class B	-12.98	-9.24	5.32	7.34
Class E	-12.94	-9.14	5.43	7.45
Class F	-12.96	-9.19	5.38	7.39
Bloomberg U.S. Aggregate Bond Index	-10.35	-10.29	0.88	1.54
S&P 500 Index	-19.96	-10.62	11.31	12.96
Blended Index	-16.11	-10.24	7.37	8.50

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Equity Sectors

% of Net Assets
Financials	14.1
Health Care	11.3
Industrials	8.4
Information Technology	7.6
Consumer Staples	5.1

Top Equity Holdings

% of Net Assets
Microsoft Corp.	2.2
Goldman Sachs Group, Inc. (The)	2.1
Cigna Corp.	1.9
Johnson & Johnson	1.8
Charles Schwab Corp. (The)	1.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.7
Corporate Bonds & Notes	13.2
Asset-Backed Securities	4.7
Mortgage-Backed Securities	2.3
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	4.3
Fannie Mae 30 Yr. Pool	3.6
U.S. Treasury Bonds	3.5
Ginnie Mae II 30 Yr. Pool	2.1
Uniform Mortgage-Backed Securities 30 Yr. Pool	1.1

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022

Class A (a)	Actual	0.59%	$1,000.00	$871.30	$2.74
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class B (a)	Actual	0.84%	$1,000.00	$870.20	$3.90
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class E (a)	Actual	0.74%	$1,000.00	$870.60	$3.43
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class F (a)	Actual	0.79%	$1,000.00	$870.40	$3.66
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—58.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Howmet Aerospace, Inc.	79,689	$2,506,219
L3Harris Technologies, Inc.	20,288	4,903,610
Northrop Grumman Corp.	5,607	2,683,342

		10,093,171

Auto Components—0.8%
Aptiv plc (a)	23,457	2,089,315
Lear Corp.	22,415	2,821,824

		4,911,139

Banks—4.8%
Bank of America Corp.	249,947	7,780,850
JPMorgan Chase & Co.	84,302	9,493,248
PNC Financial Services Group, Inc. (The)	21,607	3,408,937
Truist Financial Corp. (b)	182,919	8,675,848
U.S. Bancorp	27,705	1,274,984

		30,633,867

Beverages—0.7%
Constellation Brands, Inc. - Class A	10,294	2,399,120
PepsiCo, Inc.	13,273	2,212,078

		4,611,198

Biotechnology—0.5%
Vertex Pharmaceuticals, Inc. (a)	11,639	3,279,754

Building Products—1.8%
Johnson Controls International plc	123,398	5,908,296
Masco Corp.	107,979	5,463,738

		11,372,034

Capital Markets—5.9%
Cboe Global Markets, Inc.	20,633	2,335,449
Charles Schwab Corp. (The)	166,619	10,526,989
Goldman Sachs Group, Inc. (The)	45,118	13,400,949
Invesco, Ltd. (b)	120,270	1,939,955
Morgan Stanley	51,585	3,923,555
Nasdaq, Inc.	21,241	3,240,102
Northern Trust Corp. (b)	24,459	2,359,804

		37,726,803

Chemicals—1.4%
Axalta Coating Systems, Ltd. (a) (b)	137,314	3,036,013
DuPont de Nemours, Inc.	48,035	2,669,785
PPG Industries, Inc.	30,115	3,443,349

		9,149,147

Construction Materials—0.3%
Vulcan Materials Co.	13,082	1,858,952

Distributors—0.6%
LKQ Corp. (b)	78,604	3,858,670

Electric Utilities—2.3%
Duke Energy Corp.	37,711	4,042,996

Electric Utilities—(Continued)
Exelon Corp.	73,262	3,320,234
PG&E Corp. (a) (b)	267,544	2,670,089
Southern Co. (The)	66,232	4,723,004

		14,756,323

Electrical Equipment—1.6%
Eaton Corp. plc	63,912	8,052,273
Regal Rexnord Corp. (b)	20,979	2,381,536

		10,433,809

Electronic Equipment, Instruments & Components—0.1%
TE Connectivity, Ltd.	5,576	630,924

Entertainment—0.4%
Electronic Arts, Inc.	16,109	1,959,660
Warner Bros Discovery, Inc. (a)	57,335	769,436

		2,729,096

Equity Real Estate Investment Trusts—0.3%
STORE Capital Corp. (b)	68,378	1,783,298

Food & Staples Retailing—0.6%
Walmart, Inc.	31,624	3,844,846

Food Products—1.5%
Archer-Daniels-Midland Co.	29,935	2,322,956
Danone S.A.	31,301	1,759,081
General Mills, Inc.	34,011	2,566,130
J.M. Smucker Co. (The)	9,693	1,240,801
Mondelez International, Inc. - Class A	28,053	1,741,811

		9,630,779

Health Care Equipment & Supplies—1.2%
Becton Dickinson & Co.	8,445	2,081,946
Medtronic plc	58,878	5,284,300

		7,366,246

Health Care Providers & Services—3.0%
Cigna Corp.	46,042	12,132,988
McKesson Corp.	14,685	4,790,394
Quest Diagnostics, Inc.	17,847	2,373,294

		19,296,676

Hotels, Restaurants & Leisure—0.4%
Booking Holdings, Inc. (a)	565	988,179
Wendy’s Co. (The) (b)	74,354	1,403,804

		2,391,983

Household Products—0.7%
Colgate-Palmolive Co.	31,766	2,545,727
Kimberly-Clark Corp.	15,525	2,098,204

		4,643,931

Industrial Conglomerates—0.9%
Honeywell International, Inc.	31,294	5,439,210

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—3.3%
Aon plc - Class A	24,188	$6,523,020
Chubb, Ltd.	33,061	6,499,131
Travelers Cos., Inc. (The)	21,104	3,569,319
Willis Towers Watson plc	23,699	4,677,946

		21,269,416

Interactive Media & Services—0.5%
Alphabet, Inc. - Class A (a)	1,355	2,952,897

IT Services—2.6%
Accenture plc - Class A	12,220	3,392,883
Amdocs, Ltd.	46,850	3,903,074
Cognizant Technology Solutions Corp. - Class A	36,541	2,466,152
Fidelity National Information Services, Inc.	40,032	3,669,733
Fiserv, Inc. (a)	31,080	2,765,188

		16,197,030

Life Sciences Tools & Services—1.8%
Danaher Corp.	23,441	5,942,762
ICON plc (a) (b)	9,847	2,133,845
Thermo Fisher Scientific, Inc.	6,115	3,322,157

		11,398,764

Machinery—1.3%
Ingersoll Rand, Inc. (b)	82,351	3,465,330
PACCAR, Inc.	22,777	1,875,458
Stanley Black & Decker, Inc.	30,340	3,181,453

		8,522,241

Media—1.9%
Comcast Corp. - Class A	254,107	9,971,159
Omnicom Group, Inc.	31,761	2,020,317

		11,991,476

Metals & Mining—0.2%
Rio Tinto plc	18,020	1,077,507

Multiline Retail—0.2%
Dollar Tree, Inc. (a)	6,376	993,700

Oil, Gas & Consumable Fuels—2.4%
ConocoPhillips (b)	68,456	6,148,033
Hess Corp.	47,151	4,995,177
Pioneer Natural Resources Co.	18,274	4,076,564

		15,219,774

Pharmaceuticals—4.5%
Bayer AG	37,860	2,249,396
Johnson & Johnson	63,401	11,254,311
Merck & Co., Inc.	113,964	10,390,098
Organon & Co. (b)	50,067	1,689,761
Roche Holding AG	9,039	3,017,468

		28,601,034

Professional Services—0.1%
Equifax, Inc.	4,792	875,882

Road & Rail—1.1%
Union Pacific Corp.	31,291	6,673,744

Semiconductors & Semiconductor Equipment—2.3%
Applied Materials, Inc.	31,109	2,830,297
Intel Corp.	105,017	3,928,686
NXP Semiconductors NV	16,284	2,410,520
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	27,633	2,258,998
Texas Instruments, Inc.	22,604	3,473,105

		14,901,606

Software—2.4%
Microsoft Corp.	54,076	13,888,339
Oracle Corp.	23,939	1,672,618

		15,560,957

Specialty Retail—0.2%
Home Depot, Inc. (The)	2,894	793,737
Ross Stores, Inc.	9,296	652,858

		1,446,595

Tobacco—1.1%
Philip Morris International, Inc.	68,458	6,759,543

Wireless Telecommunication Services—0.9%
T-Mobile U.S., Inc. (a)	40,829	5,493,134

Total Common Stocks (Cost $295,168,386)		370,377,156

U.S. Treasury & Government Agencies—18.7%

Agency Sponsored Mortgage - Backed—11.0%
Fannie Mae 15 Yr. Pool
2.500%, 11/01/31	22,653	22,219
3.000%, 11/01/28	59,531	59,335
3.000%, 09/01/30	37,197	37,074
3.000%, 12/01/31	559,521	557,674
3.000%, 08/01/33	23,404	23,126
3.000%, 10/01/33	469,980	464,370
3.000%, 12/01/33	41,793	41,295
Fannie Mae 20 Yr. Pool
1.500%, 02/01/42	34,345	29,425
2.000%, 02/01/42	756,693	676,423
2.000%, 03/01/42	469,350	417,234
2.000%, 04/01/42	777,631	695,170
2.500%, 03/01/42	368,413	339,072
2.500%, 04/01/42	566,829	521,684
3.000%, 07/01/37	68,460	66,944
3.000%, 11/01/37	117,072	112,826
3.500%, 04/01/38	109,347	107,534

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	57,725	$50,342
2.000%, 02/01/51	89,029	77,669
2.000%, 12/01/51	4,280,676	3,731,699
2.000%, 03/01/52	2,985,019	2,596,911
2.500%, 02/01/50	218,199	197,542
2.500%, 06/01/50	42,491	38,762
2.500%, 07/01/50	411,246	374,455
2.500%, 10/01/50	370,070	336,781
2.500%, 05/01/51	156,002	140,608
2.500%, 08/01/51	137,810	124,629
2.500%, 10/01/51	52,221	47,208
2.500%, 12/01/51	771,385	697,426
2.500%, 01/01/52	1,295,785	1,169,797
2.500%, 03/01/52	705,904	637,637
2.500%, 04/01/52	361,401	325,305
3.000%, 09/01/46	102,329	96,934
3.000%, 06/01/51	125,698	118,506
3.000%, 12/01/51	745,301	697,192
3.000%, 01/01/52	341,842	321,396
3.500%, 11/01/41	32,312	31,794
3.500%, 01/01/42	291,032	286,233
3.500%, 01/01/43	98,407	96,703
3.500%, 04/01/43	319,543	314,008
3.500%, 05/01/43	290,821	285,804
3.500%, 07/01/43	388,907	382,173
3.500%, 08/01/43	152,668	150,024
3.500%, 09/01/43	546,615	537,147
3.500%, 02/01/45	466,143	457,948
3.500%, 09/01/45	386,227	378,147
3.500%, 10/01/45	321,863	314,721
3.500%, 01/01/46	117,435	114,829
3.500%, 05/01/46	117,200	114,600
3.500%, 07/01/46	425,948	416,503
3.500%, 05/01/52	174,427	168,095
4.000%, 09/01/40	285,571	288,821
4.000%, 11/01/40	84,544	85,302
4.000%, 12/01/40	193,129	195,137
4.000%, 02/01/41	104,102	105,288
4.000%, 06/01/41	200,260	202,538
4.000%, 11/01/41	87,740	88,735
4.000%, 01/01/42	558,877	565,243
4.000%, 04/01/42	51,123	51,456
4.000%, 10/01/42	69,096	69,881
4.000%, 12/01/42	70,405	71,159
4.000%, 01/01/43	90,901	91,731
4.000%, 04/01/43	18,337	18,545
4.000%, 05/01/43	159,177	160,995
4.000%, 06/01/43	89,026	90,035
4.000%, 07/01/43	62,073	62,511
4.000%, 04/01/44	47,735	48,280
4.000%, 05/01/44	160,540	162,374
4.000%, 11/01/44	55,972	56,366
4.000%, 06/01/47	188,849	190,285
4.500%, 08/01/33	58,314	59,968
4.500%, 03/01/34	166,229	171,047

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 01/01/40	44,579	46,002
4.500%, 08/01/40	12,205	12,597
4.500%, 02/01/41	75,115	77,528
4.500%, 04/01/41	155,879	160,890
4.500%, 11/01/42	38,687	39,820
4.500%, 01/01/43	102,699	105,909
4.500%, 04/01/44	619,373	639,222
4.500%, 06/01/44	57,709	58,203
5.000%, 11/01/33	34,880	36,665
5.000%, 03/01/34	28,752	30,216
5.000%, 05/01/34	9,452	9,940
5.000%, 08/01/34	10,997	11,563
5.000%, 09/01/34	44,166	46,429
5.000%, 06/01/35	29,528	31,061
5.000%, 07/01/35	87,608	92,157
5.000%, 08/01/35	27,155	28,571
5.000%, 09/01/35	18,745	19,723
5.000%, 10/01/35	73,743	77,572
5.000%, 07/01/39	44,711	46,305
5.000%, 10/01/39	36,395	38,300
5.000%, 11/01/39	21,506	22,454
5.000%, 11/01/40	35,390	36,551
5.000%, 03/01/41	24,585	25,777
5.500%, 02/01/33	4,326	4,497
5.500%, 05/01/33	1,827	1,900
5.500%, 06/01/33	65,999	70,465
5.500%, 07/01/33	54,807	58,659
5.500%, 11/01/33	33,072	35,112
5.500%, 01/01/34	39,243	41,244
5.500%, 02/01/34	46,301	49,228
5.500%, 03/01/34	17,776	18,601
5.500%, 04/01/34	18,763	19,508
5.500%, 05/01/34	114,202	120,803
5.500%, 06/01/34	151,410	161,743
5.500%, 07/01/34	40,108	42,110
5.500%, 09/01/34	151,656	158,804
5.500%, 10/01/34	147,068	154,449
5.500%, 11/01/34	197,482	208,873
5.500%, 12/01/34	72,511	76,234
5.500%, 01/01/35	129,698	139,045
5.500%, 04/01/35	30,231	32,361
5.500%, 07/01/35	7,626	7,926
5.500%, 09/01/35	87,281	93,616
6.000%, 02/01/32	36,155	38,068
6.000%, 03/01/34	10,810	11,516
6.000%, 04/01/34	99,440	105,925
6.000%, 06/01/34	94,568	101,993
6.000%, 07/01/34	65,002	69,657
6.000%, 08/01/34	100,761	107,955
6.000%, 10/01/34	54,138	57,845
6.000%, 11/01/34	22,928	24,346
6.000%, 12/01/34	7,163	7,535
6.000%, 08/01/35	5,345	5,619
6.000%, 09/01/35	17,387	18,722
6.000%, 10/01/35	35,715	38,319

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 11/01/35	7,717	$8,118
6.000%, 12/01/35	32,636	34,841
6.000%, 02/01/36	44,717	47,096
6.000%, 04/01/36	17,978	18,913
6.000%, 06/01/36	4,319	4,723
6.000%, 07/01/37	36,655	38,902
6.500%, 06/01/31	12,880	13,728
6.500%, 09/01/31	17,489	18,504
6.500%, 02/01/32	6,654	7,092
6.500%, 07/01/32	31,499	33,825
6.500%, 08/01/32	21,938	23,526
6.500%, 01/01/33	13,777	14,616
6.500%, 04/01/34	33,670	35,532
6.500%, 06/01/34	9,899	10,541
6.500%, 04/01/36	10,213	10,715
6.500%, 05/01/36	15,786	16,586
6.500%, 02/01/37	35,960	38,122
6.500%, 05/01/37	15,491	16,252
6.500%, 07/01/37	30,652	32,841
Fannie Mae Pool
2.410%, 05/01/23	81,959	81,725
2.550%, 05/01/23	131,314	131,016
5.000%, 03/01/26	76,505	80,838
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	7,903	7,836
2.000%, 05/25/44	22,458	21,965
2.000%, 04/25/46	68,812	65,306
3.000%, 02/25/33 (c)	81,523	7,911
3.250%, 05/25/40	33,988	33,269
4.000%, 10/25/40	46,679	47,135
4.000%, 07/25/46 (c)	100,921	19,105
5.000%, 03/25/25	9,396	9,497
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	23,870	24,426
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	223,916	215,948
3.500%, 11/01/37	154,774	154,159
4.000%, 08/01/37	41,218	41,344
Freddie Mac 20 Yr. Pool
2.000%, 02/01/42	512,219	457,883
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	267,279	255,472
3.000%, 04/01/43	657,782	629,071
3.000%, 05/01/43	563,712	539,102
3.000%, 05/01/46	231,493	219,894
3.000%, 10/01/46	512,058	485,234
3.000%, 11/01/46	539,341	511,014
3.500%, 02/01/42	213,626	210,127
3.500%, 04/01/42	149,588	148,043
3.500%, 12/01/42	388,143	381,804
3.500%, 04/01/43	87,463	86,003
3.500%, 07/01/43	18,354	18,053
3.500%, 08/01/43	217,953	214,383
3.500%, 12/01/45	125,358	122,686
3.500%, 12/01/46	181,478	177,608

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 11/01/40	185,644	187,489
4.000%, 01/01/41	397,124	402,026
4.000%, 04/01/44	148,296	149,485
4.500%, 04/01/35	15,802	16,265
4.500%, 07/01/39	70,190	72,512
4.500%, 09/01/39	40,191	41,525
4.500%, 10/01/39	21,914	22,641
4.500%, 12/01/39	33,853	34,977
4.500%, 05/01/42	63,284	65,352
5.000%, 09/01/33	65,585	69,021
5.000%, 03/01/34	18,577	19,350
5.000%, 04/01/34	11,980	12,612
5.000%, 08/01/35	12,898	13,507
5.000%, 11/01/35	22,558	23,783
5.000%, 12/01/36	16,878	17,771
5.000%, 07/01/39	115,240	121,433
5.500%, 12/01/33	89,637	95,782
5.500%, 01/01/34	57,266	61,428
5.500%, 04/01/34	8,983	9,349
5.500%, 11/01/34	9,184	9,635
5.500%, 05/01/35	14,517	15,116
5.500%, 09/01/35	13,728	14,288
5.500%, 10/01/35	17,359	18,091
6.000%, 04/01/34	36,342	38,314
6.000%, 07/01/34	18,408	19,569
6.000%, 08/01/34	113,092	122,811
6.000%, 09/01/34	2,119	2,230
6.000%, 07/01/35	15,030	16,483
6.000%, 08/01/35	18,645	20,447
6.000%, 11/01/35	19,557	21,447
6.000%, 10/01/36	9,035	9,524
6.000%, 05/01/37	33,878	36,410
6.000%, 06/01/37	13,818	14,725
6.500%, 05/01/34	8,150	8,558
6.500%, 06/01/34	32,680	34,482
6.500%, 08/01/34	20,499	21,526
6.500%, 11/01/34	35,960	37,761
6.500%, 05/01/37	14,802	15,544
6.500%, 07/01/37	19,463	20,713
Freddie Mac 30 Yr. Pool 2.000%, 02/01/52	569,604	496,550
2.500%, 04/01/48	70,076	63,466
2.500%, 10/01/51	285,014	257,696
2.500%, 12/01/51	2,073,018	1,867,608
2.500%, 03/01/52	189,862	171,899
3.000%, 03/01/48	44,924	42,261
3.000%, 07/01/50	24,502	23,013
3.000%, 01/01/52	343,666	320,725
3.500%, 12/01/46	416,388	407,115
3.500%, 05/01/52	116,595	112,773
4.000%, 08/01/47	228,427	228,165
5.000%, 10/01/35	39,439	41,378
6.000%, 03/01/36	13,590	14,300
6.500%, 10/01/34	27,860	29,644

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 0.325%, 11/25/27 (c) (d)	5,207,000	$57,612
0.375%, 12/25/27 (c) (d)	3,235,000	43,999
0.398%, 11/25/24 (c) (d)	4,908,000	31,556
0.406%, 09/25/27 (c) (d)	3,341,000	49,748
0.414%, 12/25/27 (c) (d)	3,579,000	57,519
0.417%, 11/25/27 (c) (d)	3,640,018	49,029
0.422%, 01/25/31 (c) (d)	1,571,338	34,933
0.432%, 08/25/24 (c) (d)	4,897,000	41,833
0.436%, 11/25/32 (c) (d)	2,677,388	61,741
0.442%, 11/25/31 (c) (d)	2,325,421	67,381
0.458%, 11/25/27 (c) (d)	3,304,155	51,978
0.460%, 08/25/27 (c) (d)	3,107,000	52,682
0.469%, 10/25/24 (c) (d)	5,784,292	36,936
0.493%, 12/25/27 (c) (d)	5,625,223	98,391
0.501%, 08/25/24 (c) (d)	7,936,027	59,203
0.558%, 08/25/27 (c) (d)	2,082,179	40,115
0.597%, 12/25/31 (c) (d)	2,074,891	82,022
0.608%, 08/25/31 (c) (d)	484,265	18,568
0.613%, 03/25/31 (c) (d)	1,260,699	44,892
0.632%, 09/25/31 (c) (d)	1,578,796	62,844
0.635%, 07/25/24 (c) (d)	4,483,000	45,223
0.665%, 12/25/31 (c) (d)	3,517,256	154,113
0.711%, 07/25/27 (c) (d)	3,827,197	95,665
0.730%, 07/25/24 (c) (d)	1,536,751	12,399
0.775%, 06/25/27 (c) (d)	4,356,000	131,437
0.829%, 03/25/31 (c) (d)	539,591	28,770
0.873%, 01/25/31 (c) (d)	658,188	36,913
0.888%, 06/25/27 (c) (d)	1,456,975	45,264
0.955%, 09/25/31 (c) (d)	453,515	29,612
1.027%, 01/25/31 (c) (d)	441,180	29,345
1.031%, 04/25/24 (c) (d)	1,434,354	19,313
1.039%, 07/25/31 (c) (d)	361,575	25,289
1.172%, 11/25/30 (c) (d)	400,945	30,456
1.218%, 07/25/29 (c) (d)	256,195	16,409
1.263%, 09/25/30 (c) (d)	229,735	18,558
1.268%, 08/25/29 (c) (d)	1,588,617	105,895
1.334%, 05/25/31 (c) (d)	240,722	21,476
1.436%, 06/25/30 (c) (d)	396,103	35,310
1.704%, 08/25/30 (c) (d)	357,560	38,740
1.766%, 05/25/30 (c) (d)	384,386	42,361
1.906%, 05/25/30 (c) (d)	1,002,928	119,052
1.914%, 04/25/30 (c) (d)	300,000	35,151
1.985%, 04/25/30 (c) (d)	808,011	97,774
2.510%, 11/25/22	451,830	451,380
2.670%, 12/25/24	507,000	497,768
3.010%, 07/25/25	134,000	132,299
3.060%, 07/25/23 (d)	59,000	58,923
3.064%, 08/25/24 (d)	250,543	248,982
3.111%, 02/25/23	679,985	679,402
3.171%, 10/25/24	424,000	421,650
3.250%, 04/25/23 (d)	781,476	781,196
3.320%, 02/25/23 (d)	217,204	217,092
3.458%, 08/25/23 (d)	565,157	565,274

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 3.000%, 07/15/39	42,928	41,636
4.500%, 12/15/40 (c)	16,651	1,542
5.000%, 01/15/40	56,174	58,783
5.500%, 02/15/36 (c)	19,029	3,254
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	217,000	216,803
3.500%, 02/15/42	38,493	38,458
4.500%, 09/15/33	29,969	31,125
4.500%, 11/15/39	63,894	66,510
4.500%, 03/15/40	94,028	98,940
4.500%, 04/15/40	99,118	102,455
4.500%, 06/15/40	32,945	34,294
5.000%, 03/15/34	10,080	10,643
5.000%, 06/15/34	26,192	27,653
5.000%, 12/15/34	7,999	8,375
5.000%, 06/15/35	6,002	6,221
5.500%, 11/15/32	45,996	48,138
5.500%, 08/15/33	65,761	68,997
5.500%, 12/15/33	49,165	53,602
5.500%, 09/15/34	36,191	39,131
5.500%, 10/15/35	7,753	8,204
6.000%, 12/15/28	14,326	15,283
6.000%, 12/15/31	7,725	8,229
6.000%, 03/15/32	873	919
6.000%, 10/15/32	66,833	73,899
6.000%, 01/15/33	636	686
6.000%, 02/15/33	1,048	1,114
6.000%, 04/15/33	68,690	75,959
6.000%, 08/15/33	455	479
6.000%, 07/15/34	28,030	29,866
6.000%, 09/15/34	18,807	19,809
6.000%, 01/15/38	49,864	54,549
Ginnie Mae II 30 Yr. Pool 2.000%, 01/20/52	1,273,753	1,133,119
2.500%, 08/20/51	298,680	273,886
2.500%, 09/20/51	1,215,816	1,116,979
2.500%, 11/20/51	1,127,773	1,036,047
3.000%, 04/20/45	94,529	90,671
3.000%, 04/20/46	42,477	40,777
3.000%, 08/20/46	46,492	44,594
3.000%, 09/20/46	106,427	102,094
3.000%, 11/20/47	502,665	479,485
3.000%, 01/20/48	702,973	669,491
3.000%, 02/20/48	41,972	39,942
3.000%, 04/20/48	14,349	13,666
3.000%, 11/20/51	190,354	179,878
3.000%, 02/20/52	171,459	161,896
3.000%, TBA (e)	850,000	801,191
3.500%, TBA (e)	475,000	461,492
3.500%, 06/20/43	240,377	238,644
3.500%, 07/20/43	298,828	296,672
3.500%, 11/20/47	41,444	40,750
3.500%, 03/20/48	485,943	477,542
4.000%, 01/20/41	264,920	268,331
4.000%, 02/20/41	66,646	67,755

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 04/20/41	53,935	$54,833
4.000%, 02/20/42	68,722	70,307
4.000%, TBA (e)	1,650,000	1,638,882
4.500%, 07/20/33	4,908	5,132
4.500%, 09/20/33	3,480	3,637
4.500%, 12/20/34	1,914	2,001
4.500%, 03/20/35	16,986	17,763
4.500%, 01/20/41	74,411	78,430
4.500%, TBA (e)	2,225,000	2,248,814
5.000%, 07/20/33	12,589	13,381
5.000%, TBA (e)	1,125,000	1,152,773
6.000%, 01/20/35	16,535	18,094
6.000%, 02/20/35	8,453	9,252
6.000%, 04/20/35	14,743	16,136
Government National Mortgage Association (CMO) 0.586%, 02/16/59 (c) (d)	791,027	30,333
4.000%, 07/20/41	54,200	54,894
4.500%, 09/20/41	36,414	36,953
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (e)	3,075,000	2,866,236
2.500%, TBA (e)	750,000	716,174
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (e)	2,475,000	2,145,129
2.500%, TBA (e)	3,925,000	3,526,725
4.000%, TBA (e)	725,000	714,904
5.000%, TBA (e)	200,000	204,125
5.500%, TBA (e)	100,000	103,500

		69,766,007

U.S. Treasury—7.7%
U.S. Treasury Bonds 1.375%, 11/15/40	2,500,000	1,800,488
1.750%, 08/15/41	2,600,000	1,977,727
1.875%, 11/15/51 (b)	650,000	487,703
2.250%, 02/15/52 (b)	1,100,000	905,266
2.375%, 02/15/42	1,000,000	847,969
2.375%, 11/15/49	11,245,000	9,497,632
2.500%, 02/15/45	68,000	57,673
2.875%, 05/15/43	2,550,000	2,325,281
2.875%, 11/15/46 (b)	2,439,000	2,223,682
3.000%, 02/15/48	2,000,000	1,884,375
U.S. Treasury Notes 0.375%, 11/30/25 (f)	11,100,000	10,138,289
0.500%, 11/30/23	1,850,000	1,787,129
1.375%, 01/31/25	16,000,000	15,345,625

		49,278,839

Total U.S. Treasury & Government Agencies (Cost $130,273,330)		119,044,846

Corporate Bonds & Notes—13.2%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
BAE Systems plc 3.400%, 04/15/30 (144A)	336,000	306,718
Raytheon Technologies Corp. 4.125%, 11/16/28	502,000	495,409

		802,127

Agriculture—0.2%
BAT International Finance plc 4.448%, 03/16/28 (b)	1,224,000	1,158,709

Auto Manufacturers—0.3%
General Motors Co. 6.750%, 04/01/46	298,000	299,008
Hyundai Capital America
2.650%, 02/10/25 (144A) (b)	256,000	244,191
3.000%, 02/10/27 (144A) (b)	458,000	421,285
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A) (b)	1,012,000	801,243
Volkswagen Group of America Finance LLC 3.350%, 05/13/25 (144A) (b)	305,000	294,786

		2,060,513

Auto Parts & Equipment—0.1%
Lear Corp. 4.250%, 05/15/29	217,000	199,307
Magna International, Inc. 2.450%, 06/15/30	620,000	527,844

		727,151

Banks—3.1%
Bank of America Corp. 2.572%, SOFR + 1.210%, 10/20/32 (d)	961,000	792,644
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	455,000	453,508
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	527,000	510,395
3.500%, 04/19/26 (b)	441,000	429,643
Barclays plc 2.894%, 1Y H15 + 1.300%, 11/24/32 (d)	259,000	208,180
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	811,284
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (d)	250,000	198,948
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (b) (d)	258,000	222,649
Goldman Sachs Group, Inc. (The) 2.383%, SOFR + 1.248%, 07/21/32 (b) (d)	891,000	720,513
2.600%, 02/07/30	667,000	568,896
HSBC Holdings plc 4.000%, 5Y H15 + 3.222%, 03/09/26 (b) (d)	200,000	167,663
4.700%, 5Y H15 + 3.250%, 03/09/31 (b) (d)	332,000	249,667
JPMorgan Chase & Co. 2.545%, SOFR + 1.180%, 11/08/32 (b) (d)	1,450,000	1,204,717
2.739%, SOFR + 1.510%, 10/15/30 (d)	277,000	241,683
2.963%, SOFR + 1.260%, 01/25/33 (b) (d)	555,000	476,390
3.109%, SOFR + 2.460%, 04/22/41 (d)	797,000	617,832
3.782%, 3M LIBOR + 1.337%, 02/01/28 (d)	1,110,000	1,065,896
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	320,000	270,054

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Macquarie Group, Ltd. 4.442%, SOFR + 2.405%, 06/21/33 (144A) (b) (d)	1,713,000	$1,584,147
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (d)	920,000	778,690
Morgan Stanley 2.699%, SOFR + 1.143%, 01/22/31 (d)	1,780,000	1,541,694
2.943%, SOFR + 1.290%, 01/21/33 (b) (d)	919,000	787,632
3.875%, 04/29/24 (b)	191,000	191,243
4.000%, 07/23/25	352,000	351,703
Royal Bank of Canada 1.150%, 06/10/25 (b)	850,000	786,391
State Street Corp. 2.901%, SOFR + 2.600%, 03/30/26 (d)	108,000	104,528
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/29 (b)	1,536,000	1,337,674
UBS Group AG 2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (d)	1,883,000	1,495,067
Wells Fargo & Co. 3.350%, SOFR + 1.500%, 03/02/33 (d)	1,499,000	1,330,311

		19,499,642

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	208,000	190,765
8.000%, 11/15/39	868,000	1,106,384
Constellation Brands, Inc. 3.500%, 05/09/27	456,000	437,746
Diageo Capital plc 2.375%, 10/24/29	835,000	741,292
Keurig Dr Pepper, Inc. 3.200%, 05/01/30 (b)	93,000	83,202

		2,559,389

Building Materials—0.3%
Carrier Global Corp. 3.377%, 04/05/40	665,000	521,307
Martin Marietta Materials, Inc. 2.500%, 03/15/30	56,000	47,238
Masco Corp. 2.000%, 02/15/31 (b)	1,141,000	896,506
Vulcan Materials Co. 3.500%, 06/01/30	115,000	104,263

		1,569,314

Chemicals—0.1%
RPM International, Inc. 2.950%, 01/15/32	443,000	367,622
Sherwin-Williams Co. (The) 2.300%, 05/15/30 (b)	461,000	389,036

		756,658

Commercial Services—0.4%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	602,000	706,045

Commercial Services—(Continued)
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	522,795
Global Payments, Inc. 1.200%, 03/01/26 (b)	583,000	513,581
RELX Capital, Inc. 3.000%, 05/22/30	174,000	156,380
S&P Global, Inc. 4.250%, 05/01/29 (144A) (b)	243,000	240,302
Verisk Analytics, Inc. 4.125%, 03/15/29 (b)	570,000	549,217

		2,688,320

Cosmetics/Personal Care—0.1%
GSK Consumer Healthcare Capital U.S. LLC 3.375%, 03/24/29 (144A) (b)	542,000	507,049

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.450%, 10/29/26 (b)	1,700,000	1,480,297
3.650%, 07/21/27 (b)	320,000	290,627
4.875%, 01/16/24	150,000	149,216
Air Lease Corp. 2.200%, 01/15/27 (b)	410,000	357,332
2.875%, 01/15/32 (b)	538,000	419,945
Avolon Holdings Funding, Ltd. 3.250%, 02/15/27 (144A)	640,000	556,859
4.375%, 05/01/26 (144A)	215,000	199,172
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (d)	1,091,000	965,486
3.750%, 03/09/27 (b)	554,000	530,276
Intercontinental Exchange, Inc. 2.100%, 06/15/30	657,000	549,366
Morgan Stanley Domestic Holdings, Inc. 4.500%, 06/20/28	310,000	310,122
Raymond James Financial, Inc. 4.950%, 07/15/46	696,000	678,270
Western Union Co. (The) 2.850%, 01/10/25	141,000	135,233

		6,622,201

Electric—0.6%
Duke Energy Corp. 2.650%, 09/01/26	99,000	92,719
Enel Finance International NV 2.650%, 09/10/24 (144A)	334,000	323,449
Evergy, Inc. 2.900%, 09/15/29	505,000	445,686
Exelon Corp. 4.050%, 04/15/30 (b)	533,000	511,459
FirstEnergy Corp. 3.400%, 03/01/50	330,000	223,707
Georgia Power Co. 3.700%, 01/30/50	44,000	34,934
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	275,000	233,902
4.300%, 01/15/26 (144A)	422,000	416,802

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	646,000	$697,813
Pacific Gas and Electric Co. 2.100%, 08/01/27	145,000	121,548
3.000%, 06/15/28	418,000	360,124
3.300%, 08/01/40 (b)	283,000	195,118
Xcel Energy, Inc. 3.400%, 06/01/30 (b)	297,000	272,901

		3,930,162

Electronics—0.0%
Arrow Electronics, Inc. 2.950%, 02/15/32 (b)	245,000	203,287

Entertainment—0.1%
Magallanes, Inc. 5.050%, 03/15/42 (144A)	564,000	479,846
5.141%, 03/15/52 (144A)	493,000	413,799

		893,645

Environmental Control—0.0%
Republic Services, Inc. 1.450%, 02/15/31 (b)	272,000	213,528

Gas—0.3%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,100,000	1,090,763
4.250%, 07/15/27 (144A)	84,000	81,694
East Ohio Gas Co. (The) 2.000%, 06/15/30 (144A)	365,000	303,381
NiSource, Inc. 5.650%, 02/01/45	136,000	136,459

		1,612,297

Healthcare-Products—0.1%
Alcon Finance Corp. 2.600%, 05/27/30 (144A)	200,000	170,056
Boston Scientific Corp. 2.650%, 06/01/30 (b)	470,000	410,105

		580,161

Healthcare-Services—0.3%
HCA, Inc. 4.125%, 06/15/29	567,000	516,982
5.125%, 06/15/39	522,000	456,810
Humana, Inc. 3.700%, 03/23/29	543,000	514,028
Laboratory Corp. of America Holdings 4.700%, 02/01/45	152,000	134,985
Northwell Healthcare, Inc.
3.979%, 11/01/46 (b)	51,000	44,306
4.260%, 11/01/47 (b)	407,000	373,043

		2,040,154

Insurance—0.6%
AIA Group, Ltd. 3.375%, 04/07/30 (144A)	804,000	752,370
Aon Corp. 3.750%, 05/02/29 (b)	1,126,000	1,063,513
Brown & Brown, Inc. 4.200%, 03/17/32	618,000	562,529
Corebridge Financial, Inc. 3.900%, 04/05/32 (144A) (b)	955,000	856,750
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	331,000	251,384

		3,486,546

Internet—0.1%
Booking Holdings, Inc. 4.625%, 04/13/30	424,000	421,576

Investment Companies—0.3%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,784,594

Lodging—0.3%
Las Vegas Sands Corp. 3.900%, 08/08/29 (b)	257,000	209,994
Marriott International, Inc. 2.750%, 10/15/33 (b)	475,000	373,529
2.850%, 04/15/31	2,000	1,659
4.000%, 04/15/28 (b)	553,000	528,845
4.625%, 06/15/30 (b)	582,000	557,954

		1,671,981

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 1.875%, 01/15/26 (b)	135,000	122,362
4.200%, 01/15/24 (b)	540,000	540,361
Westinghouse Air Brake Technologies Corp. 3.200%, 06/15/25	248,000	236,460
4.950%, 09/15/28	660,000	637,365

		1,536,548

Media—0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 06/01/41 (b)	628,000	439,537
4.908%, 07/23/25	466,000	467,081
5.250%, 04/01/53	505,000	426,732
5.375%, 05/01/47	132,000	112,393
6.384%, 10/23/35	310,000	311,771
Cox Communications, Inc. 1.800%, 10/01/30 (144A)	404,000	319,576
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	592,000	684,750
Walt Disney Co. (The) 3.500%, 05/13/40	1,021,000	870,387

		3,632,227

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.4%
Anglo American Capital plc 2.625%, 09/10/30 (144A) (b)	1,340,000	$1,102,722
3.875%, 03/16/29 (144A)	200,000	183,937
5.625%, 04/01/30 (144A) (b)	524,000	527,664
Glencore Funding LLC 2.500%, 09/01/30 (144A) (b)	502,000	408,941
2.850%, 04/27/31 (144A) (b)	208,000	171,729
4.125%, 05/30/23 (144A)	416,000	414,581

		2,809,574

Oil & Gas—0.6%
BP Capital Markets America, Inc. 2.721%, 01/12/32 (b)	1,226,000	1,055,328
Cenovus Energy, Inc. 5.375%, 07/15/25 (b)	149,000	153,359
Diamondback Energy, Inc. 4.400%, 03/24/51 (b)	106,000	90,261
Eni S.p.A. 4.750%, 09/12/28 (144A)	1,046,000	1,043,769
Equinor ASA 7.750%, 06/15/23	100,000	103,644
Phillips 66 2.150%, 12/15/30 (b)	904,000	738,422
Valero Energy Corp. 6.625%, 06/15/37	596,000	647,535

		3,832,318

Pharmaceuticals—0.0%
Cigna Corp. 3.200%, 03/15/40	148,000	116,826

Pipelines—0.5%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	514,000	470,157
Enbridge, Inc. 2.500%, 01/15/25 (b)	273,000	262,681
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	522,000	522,088
ONEOK, Inc. 4.950%, 07/13/47	729,000	621,535
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (b)	538,000	475,551
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (b)	147,000	140,873
Spectra Energy Partners L.P. 3.375%, 10/15/26 (b)	236,000	224,460
Targa Resources Corp. 4.200%, 02/01/33	217,000	196,568

		2,913,913

Real Estate Investment Trusts—0.7%
American Tower Corp. 3.000%, 06/15/23	202,000	199,858
3.600%, 01/15/28	261,000	244,037

Real Estate Investment Trusts—(Continued)
Boston Properties L.P. 2.550%, 04/01/32 (b)	389,000	309,583
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	512,000	461,962
4.125%, 05/15/29 (b)	51,000	47,510
Crown Castle International Corp. 1.350%, 07/15/25 (b)	213,000	194,693
3.650%, 09/01/27 (b)	843,000	798,361
Equinix, Inc. 1.800%, 07/15/27 (b)	517,000	448,596
2.625%, 11/18/24 (b)	800,000	767,377
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	513,000	489,972
Realty Income Corp. 3.250%, 01/15/31 (b)	153,000	139,088

		4,101,037

Retail—0.3%
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A) (b)	619,000	463,043
Best Buy Co., Inc. 4.450%, 10/01/28 (b)	587,000	577,038
Genuine Parts Co. 2.750%, 02/01/32	814,000	673,434

		1,713,515

Semiconductors—0.4%
Broadcom, Inc. 3.187%, 11/15/36 (144A)	803,000	610,421
3.469%, 04/15/34 (144A)	347,000	282,412
4.150%, 11/15/30	153,000	140,181
4.300%, 11/15/32	395,000	358,754
4.926%, 05/15/37 (144A)	208,000	186,481
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31	651,000	535,150
3.250%, 05/11/41	558,000	420,019

		2,533,418

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.844%, 05/01/25	158,000	155,568

Software—0.1%
Fiserv, Inc. 2.650%, 06/01/30 (b)	198,000	167,704
Roper Technologies, Inc. 2.000%, 06/30/30	422,000	339,823
2.950%, 09/15/29 (b)	128,000	112,903
4.200%, 09/15/28 (b)	222,000	217,682

		838,112

Telecommunications—0.6%
AT&T, Inc. 3.650%, 09/15/59	616,000	461,352

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	1,514,000	$1,384,417
T-Mobile USA, Inc. 2.050%, 02/15/28	557,000	483,582
4.500%, 04/15/50	57,000	50,576
Verizon Communications, Inc. 2.100%, 03/22/28 (b)	81,000	71,946
3.150%, 03/22/30 (b)	310,000	281,850
4.272%, 01/15/36	459,000	432,157
4.812%, 03/15/39 (b)	573,000	562,382

		3,728,262

Total Corporate Bonds & Notes (Cost $95,035,515)		83,700,322

Asset-Backed Securities—4.7%

Asset-Backed - Automobile—0.1%
Credit Acceptance Auto Loan Trust 1.380%, 07/15/30 (144A)	328,000	301,873
Santander Retail Auto Lease Trust 1.880%, 03/20/24 (144A)	487,000	482,647

		784,520

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 3.233%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	194,589	239,668
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	34,786	35,329
Home Equity Loan Trust 4.457%, 12/25/35 (d)	20,344	20,314

		295,311

Asset-Backed - Other—4.5%
ACRES Commercial Realty, Ltd. 3.273%, 1M LIBOR + 1.750%, 01/15/37 (144A) (d)	535,500	510,390
Allegro CLO IV, Ltd. 2.594%, 3M LIBOR + 1.550%, 01/15/30 (144A) (d)	702,748	680,640
American Tower Trust I 3.070%, 03/15/48 (144A)	876,000	872,229
Arbor Realty Commercial Real Estate Notes, Ltd. 2.524%, 1M LIBOR + 1.200%, 12/15/35 (144A) (d)	625,000	610,613
2.879%, SOFR30A + 2.100%, 01/15/37 (144A) (d)	1,466,500	1,401,162
2.924%, 1M LIBOR + 1.600%, 08/15/34 (144A) (d)	522,000	490,361
BDS, Ltd. 2.623%, 1M LIBOR + 1.100%, 08/15/36 (144A) (d)	161,765	161,321
BSPRT Issuer, Ltd. 2.624%, 1M LIBOR + 1.300%, 03/15/36 (144A) (d)	1,463,000	1,422,652
2.829%, SOFR30A + 2.050%, 02/15/37 (144A) (d)	524,000	507,700
3.374%, 1M LIBOR + 2.050%, 12/15/38 (144A) (d)	245,000	232,127
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	350,991	317,333
CHCP FL1, Ltd. 2.748%, 1M TSFR + 1.414%, 02/15/38 (144A) (d)	650,500	628,156

Asset-Backed - Other—(Continued)
Columbia Cent CLO 28, Ltd. 3.071%, 3M LIBOR + 1.700%, 11/07/30 (144A) (d)	1,026,773	982,975
Cutwater, Ltd. 2.264%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	654,803	650,312
Dryden 55 CLO, Ltd. 2.064%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,398,810
Dryden Senior Loan Fund 1.944%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	609,209	599,447
Ladder Capital Commercial Mortgage Trust 3.224%, 1M LIBOR + 1.900%, 12/13/38 (144A) (d)	682,500	666,640
Loancore Issuer, Ltd. 3.074%, 1M LIBOR + 1.750%, 07/15/36 (144A) (d)	1,547,500	1,476,490
3.224%, 1M LIBOR + 1.900%, 11/15/38 (144A) (d)	3,913,500	3,750,835
MF1, Ltd. 2.742%, SOFR30A + 1.950%, 02/19/37 (144A) (d)	650,507	617,373
3.148%, 1M TSFR + 1.814%, 11/15/35 (144A) (d)	502,000	498,168
MidOcean Credit CLO II 2.889%, 3M LIBOR + 1.650%, 01/29/30 (144A) (d)	1,156,232	1,109,617
Neuberger Berman CLO XV 2.394%, 3M LIBOR + 1.350%, 10/15/29 (144A) (d)	508,944	487,929
Neuberger Berman CLO XX, Ltd. 2.204%, 3M LIBOR + 1.160%, 07/15/34 (144A) (d)	600,000	580,262
Oaktree CLO, Ltd. 2.886%, 3M LIBOR + 1.750%, 04/22/30 (144A) (d)	1,503,087	1,423,494
OCP CLO, Ltd. 2.864%, 3M LIBOR + 1.650%, 01/26/34 (144A) (d)	4,041,128	3,793,100
Small Business Administration Participation Certificates 4.350%, 07/01/23	19,076	19,124
4.770%, 04/01/24	1,445	1,441
4.950%, 03/01/25	11,431	11,298
4.990%, 09/01/24	5,711	5,664
5.110%, 08/01/25	15,448	15,434
5.180%, 05/01/24	1,829	1,836
5.520%, 06/01/24	4,306	4,307
STWD, Ltd. 2.579%, SOFR30A + 1.800%, 11/15/38 (144A) (d)	1,507,000	1,431,910
Verizon Owner Trust 1.980%, 07/22/24	782,000	773,388
Voya, Ltd. 2.494%, 3M LIBOR + 1.450%, 10/15/30 (144A) (d)	584,168	555,411

		28,689,949

Total Asset-Backed Securities (Cost $30,943,097)		29,769,780

Mortgage-Backed Securities—2.3%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust 3.000%, 02/25/59	246,914	237,639
3.250%, 11/25/61	187,810	179,764
3.500%, 08/25/58	78,533	77,039
3.500%, 10/25/58	192,792	189,977

		684,419

Commercial Mortgage-Backed Securities—2.2%
AREIT Trust 2.621%, SOFR30A + 1.850%, 01/16/37 (144A) (d)	892,000	888,270
2.748%, 1M TSFR + 1.414%, 09/14/36 (144A) (d)	1,953,000	1,949,401
BXMT, Ltd. 2.624%, 1M LIBOR + 1.300%, 05/15/38 (144A) (d)	1,532,500	1,485,793

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	$1,278,183
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	723,324
GS Mortgage Securities Trust 3.382%, 05/10/50	1,387,991	1,362,217
JPMBB Commercial Mortgage Securities Trust 3.227%, 10/15/48	1,036,740	1,008,334
3.494%, 01/15/48	1,590,000	1,559,396
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	500,746
Ready Capital Mortgage Financing LLC 2.624%, 1M LIBOR + 1.000%, 04/25/38 (144A)† (d)	815,923	786,175
3.424%, 1M LIBOR + 1.800%, 11/25/36 (144A)† (d)	320,000	307,362
UBS Commercial Mortgage Trust 2.921%, 10/15/52	743,153	672,090
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,706,327	1,672,145

		14,193,436

Total Mortgage-Backed Securities (Cost $15,494,202)		14,877,855

Convertible Preferred Stocks—0.8%

Auto Components—0.2%
Aptiv plc 5.500%, 06/15/23 (b)	11,000	1,159,290

Health Care Equipment & Supplies—0.3%
Boston Scientific Corp. 5.500%, 06/01/23 (b)	19,658	1,994,107

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A)	1,603	1,838,000

Total Convertible Preferred Stocks (Cost $4,686,736)		4,991,397

Preferred Stocks—0.6%

Household Products—0.4%
Henkel AG & Co. KGaA	47,239	2,909,918

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co., Ltd.	28,942	1,161,206

Total Preferred Stocks (Cost $5,200,405)		4,071,124

Municipals—0.4%
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	898,775
New Jersey Turnpike Authority 7.414%, 01/01/40	1,050,000	1,393,463
State Board of Administration Finance Corp. 2.154%, 07/01/30	436,000	378,766

Total Municipals (Cost $2,552,005)		2,671,004

Short-Term Investment—3.6%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $22,578,735; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $23,030,177.	22,578,515	22,578,515

Total Short-Term Investments (Cost $22,578,515)		22,578,515

Securities Lending Reinvestments (g)—4.9%

Certificates of Deposit—0.3%
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (d)	1,000,000	1,000,323
BNP Paribas S.A. 2.020%, SOFR + 0.510%, 03/15/23 (d)	1,000,000	999,289

		1,999,612

Commercial Paper—0.2%
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (d)	1,000,000	1,000,382

Repurchase Agreements—4.2%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $5,000,215; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $5,000,218; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $5,107,017.	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $1,500,458; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $1,532,105.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $2,600,859; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $2,867,298.	2,600,000	2,600,000

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $3,124,920; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $3,187,419.	3,124,792	$3,124,792
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $700,236; collateralized by various Common Stock with an aggregate market value of $778,247.	700,000	700,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,800,075; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $1,836,689.	1,800,000	1,800,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $500,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $510,191.	500,000	500,000
Repurchase Agreement dated 06/30/22 at 1.600%, due on 07/01/22 with a maturity value of $700,031; collateralized by various Common Stock with an aggregate market value of $777,961.	700,000	700,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $400,018; collateralized by various Common Stock with an aggregate market value of $444,549.	400,000	400,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $2,000,092; collateralized by various Common Stock with an aggregate market value of $2,223,652.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $600,195; collateralized by various Common Stock with an aggregate market value of $667,095.	600,000	600,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $3,000,138; collateralized by various Common Stock with an aggregate market value of $3,300,151.	3,000,000	3,000,000

		26,924,792

Mutual Funds—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (h)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $30,924,792)		30,924,786

Total Investments—107.4% (Cost $632,856,983)		683,006,785
Other assets and liabilities (net)—(7.4)%		(46,975,959)

Net Assets—100.0%		$636,030,826

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2022, the market value of restricted securities was $1,093,537, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $35,801,493 and the collateral received consisted of cash in the amount of $30,924,792 and non-cash collateral with a value of $5,940,793. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2022, the market value of securities pledged was $247,520.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $59,285,020, which is 9.3% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Ready Capital Mortgage Financing LLC, 2.624%, 04/25/38	03/19/21	$815,923	$815,923	$786,175
Ready Capital Mortgage Financing LLC, 3.424%, 11/25/36	11/12/21	320,000	320,000	307,362

				$1,093,537

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/30/22	46	USD	9,660,719	$(66,831)
U.S. Treasury Note 5 Year Futures	09/30/22	177	USD	19,868,250	(55,441)
U.S. Treasury Ultra Long Bond Futures	09/21/22	38	USD	5,865,063	(173,059)

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	09/21/22	(36)	USD	(4,585,500)	73,063

Net Unrealized Depreciation					$(222,268)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,093,171	$—	$—	$10,093,171
Auto Components	4,911,139	—	—	4,911,139
Banks	30,633,867	—	—	30,633,867
Beverages	4,611,198	—	—	4,611,198
Biotechnology	3,279,754	—	—	3,279,754
Building Products	11,372,034	—	—	11,372,034
Capital Markets	37,726,803	—	—	37,726,803
Chemicals	9,149,147	—	—	9,149,147
Construction Materials	1,858,952	—	—	1,858,952
Distributors	3,858,670	—	—	3,858,670
Electric Utilities	14,756,323	—	—	14,756,323

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$10,433,809	$—	$—	$10,433,809
Electronic Equipment, Instruments & Components	630,924	—	—	630,924
Entertainment	2,729,096	—	—	2,729,096
Equity Real Estate Investment Trusts	1,783,298	—	—	1,783,298
Food & Staples Retailing	3,844,846	—	—	3,844,846
Food Products	7,871,698	1,759,081	—	9,630,779
Health Care Equipment & Supplies	7,366,246	—	—	7,366,246
Health Care Providers & Services	19,296,676	—	—	19,296,676
Hotels, Restaurants & Leisure	2,391,983	—	—	2,391,983
Household Products	4,643,931	—	—	4,643,931
Industrial Conglomerates	5,439,210	—	—	5,439,210
Insurance	21,269,416	—	—	21,269,416
Interactive Media & Services	2,952,897	—	—	2,952,897
IT Services	16,197,030	—	—	16,197,030
Life Sciences Tools & Services	11,398,764	—	—	11,398,764
Machinery	8,522,241	—	—	8,522,241
Media	11,991,476	—	—	11,991,476
Metals & Mining	—	1,077,507	—	1,077,507
Multiline Retail	993,700	—	—	993,700
Oil, Gas & Consumable Fuels	15,219,774	—	—	15,219,774
Pharmaceuticals	23,334,170	5,266,864	—	28,601,034
Professional Services	875,882	—	—	875,882
Road & Rail	6,673,744	—	—	6,673,744
Semiconductors & Semiconductor Equipment	14,901,606	—	—	14,901,606
Software	15,560,957	—	—	15,560,957
Specialty Retail	1,446,595	—	—	1,446,595
Tobacco	6,759,543	—	—	6,759,543
Wireless Telecommunication Services	5,493,134	—	—	5,493,134
Total Common Stocks	362,273,704	8,103,452	—	370,377,156
Total U.S. Treasury & Government Agencies*	—	119,044,846	—	119,044,846
Total Corporate Bonds & Notes*	—	83,700,322	—	83,700,322
Total Asset-Backed Securities*	—	29,769,780	—	29,769,780
Total Mortgage-Backed Securities*	—	14,877,855	—	14,877,855
Convertible Preferred Stocks
Auto Components	1,159,290	—	—	1,159,290
Health Care Equipment & Supplies	1,994,107	—	—	1,994,107
Wireless Telecommunication Services	—	1,838,000	—	1,838,000
Total Convertible Preferred Stocks	3,153,397	1,838,000	—	4,991,397
Total Preferred Stocks*	—	4,071,124	—	4,071,124
Total Municipals*	—	2,671,004	—	2,671,004
Total Short-Term Investment*	—	22,578,515	—	22,578,515
Securities Lending Reinvestments
Certificates of Deposit	—	1,999,612	—	1,999,612
Commercial Paper	—	1,000,382	—	1,000,382
Repurchase Agreements	—	26,924,792	—	26,924,792
Mutual Funds	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	29,924,786	—	30,924,786
Total Investments	$366,427,101	$316,579,684	$—	$683,006,785

Collateral for Securities Loaned (Liability)	$—	$(30,924,792)	$—	$(30,924,792)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$73,063	$—	$—	$73,063
Futures Contracts (Unrealized Depreciation)	(295,331)	—	—	(295,331)
Total Futures Contracts	$(222,268)	$—	$—	$(222,268)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$683,006,785
Receivable for:
TBA securities sold	7,399,005
Fund shares sold	50,896
Dividends and interest	2,149,717
Variation margin on futures contracts	68,047

Total Assets	692,674,450
Liabilities
Collateral for securities loaned	30,924,792
Payables for:
TBA securities purchased	24,144,420
Fund shares redeemed	796,598
Accrued Expenses:
Management fees	289,605
Distribution and service fees	85,842
Deferred trustees’ fees	156,398
Other expenses	245,969

Total Liabilities	56,643,624

Net Assets	$636,030,826

Net Assets Consist of:
Paid in surplus	$564,202,453
Distributable earnings (Accumulated losses)	71,828,373

Net Assets	$636,030,826

Net Assets
Class A	$157,381,510
Class B	159,157,262
Class E	20,064,159
Class F	299,427,895
Capital Shares Outstanding*
Class A	1,104,249
Class B	1,138,411
Class E	141,823
Class F	2,126,315
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$142.52
Class B	139.81
Class E	141.47
Class F	140.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $632,856,983.
(b)	Includes securities loaned at value of $35,801,493.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$4,565,930
Interest	3,700,878
Securities lending income	27,664
Other income	9,203

Total investment income	8,303,675
Expenses
Management fees	1,988,327
Administration fees	21,338
Custodian and accounting fees	77,884
Distribution and service fees—Class B	220,977
Distribution and service fees—Class E	16,215
Distribution and service fees—Class F	330,006
Audit and tax services	31,704
Legal	20,427
Shareholder reporting	21,670
Insurance	2,731
Miscellaneous (b)	4,747

Total expenses	2,736,026
Less management fee waiver	(93,361)

Net expenses	2,642,665

Net Investment Income	5,661,010

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	19,992,768
Futures contracts	(1,014,606)
Foreign currency transactions	(12,169)

Net realized gain (loss)	18,965,993

Net change in unrealized appreciation (depreciation) on:
Investments	(121,642,238)
Futures contracts	(201,828)
Foreign currency transactions	(8,007)

Net change in unrealized appreciation (depreciation)	(121,852,073)

Net realized and unrealized gain (loss)	(102,886,080)

Net Increase (Decrease) in Net Assets From Operations	$(97,225,070)

(a)	Net of foreign withholding taxes of $63,579.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,661,010	$10,136,108
Net realized gain (loss)	18,965,993	65,506,858
Net change in unrealized appreciation (depreciation)	(121,852,073)	25,564,389

Increase (decrease) in net assets from operations	(97,225,070)	101,207,355

From Distributions to Shareholders
Class A	(19,044,690)	(14,379,809)
Class B	(19,219,957)	(15,168,069)
Class E	(2,383,256)	(1,802,276)
Class F	(35,961,907)	(28,402,471)

Total distributions	(76,609,810)	(59,752,625)

Increase (decrease) in net assets from capital share transactions	35,194,311	(17,311,486)

Total increase (decrease) in net assets	(138,640,569)	24,143,244

Net Assets
Beginning of period	774,671,395	750,528,151

End of period	$636,030,826	$774,671,395

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	20,317	$3,578,926	50,283	$9,364,727
Reinvestments	134,354	19,044,690	80,936	14,379,809
Redemptions	(61,883)	(10,668,103)	(120,527)	(22,215,358)

Net increase (decrease)	92,788	$11,955,513	10,692	$1,529,178

Class B
Sales	8,327	$1,369,656	53,964	$9,861,204
Reinvestments	138,213	19,219,957	86,868	15,168,069
Redemptions	(84,866)	(14,286,150)	(178,505)	(32,329,539)

Net increase (decrease)	61,674	$6,303,463	(37,673)	$(7,300,266)

Class E
Sales	6,683	$1,056,470	2,327	$428,064
Reinvestments	16,937	2,383,256	10,212	1,802,276
Redemptions	(9,450)	(1,574,032)	(16,321)	(2,974,699)

Net increase (decrease)	14,170	$1,865,694	(3,782)	$(744,359)

Class F
Sales	22,048	$3,767,323	172,614	$32,077,914
Reinvestments	256,742	35,961,907	161,616	28,402,471
Redemptions	(143,739)	(24,659,589)	(389,261)	(71,276,424)

Net increase (decrease)	135,051	$15,069,641	(55,031)	$(10,796,039)

Increase (decrease) derived from capital shares transactions		$35,194,311		$(17,311,486)

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$186.11		$176.57	$172.66	$153.14	$177.03	$170.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.53		2.70	3.23	3.67	3.68	3.55
Net realized and unrealized gain (loss)	(25.59)		21.69	11.99	26.62	(12.86)	16.87

Total income (loss) from investment operations	(24.06)		24.39	15.22	30.29	(9.18)	20.42

Less Distributions
Distributions from net investment income	(3.10)		(3.57)	(4.17)	(4.05)	(4.04)	(4.55)
Distributions from net realized capital gains	(16.43)		(11.28)	(7.14)	(6.72)	(10.67)	(9.34)

Total distributions	(19.53)		(14.85)	(11.31)	(10.77)	(14.71)	(13.89)

Net Asset Value, End of Period	$142.52		$186.11	$176.57	$172.66	$153.14	$177.03

Total Return (%) (b)	(12.87	)(c)	14.22	9.76	20.37	(5.57)	12.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.64	0.63	0.62	0.61
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.59	0.64	0.63	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	1.78	(d)	1.47	1.97	2.23	2.20	2.05
Portfolio turnover rate (%)	39	(c) (f)	92 (f)	78 (f)	42 (f)	29 (f)	35 (f)
Net assets, end of period (in millions)	$157.4		$188.2	$176.7	$174.7	$160.7	$184.8

	Class B
	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$182.66		$173.56	$169.83	$150.75	$174.48	$168.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.28		2.20	2.77	3.21	3.21	3.06
Net realized and unrealized gain (loss)	(25.09)		21.32	11.80	26.19	(12.66)	16.66

Total income (loss) from investment operations	(23.81)		23.52	14.57	29.40	(9.45)	19.72

Less Distributions
Distributions from net investment income	(2.61)		(3.14)	(3.70)	(3.60)	(3.61)	(4.12)
Distributions from net realized capital gains	(16.43)		(11.28)	(7.14)	(6.72)	(10.67)	(9.34)

Total distributions	(19.04)		(14.42)	(10.84)	(10.32)	(14.28)	(13.46)

Net Asset Value, End of Period	$139.81		$182.66	$173.56	$169.83	$150.75	$174.48

Total Return (%) (b)	(12.98	)(c)	13.93	9.49	20.07	(5.81)	12.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.89	0.88	0.87	0.86
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.84	0.89	0.88	0.87	0.86
Ratio of net investment income (loss) to average net assets (%)	1.53	(d)	1.22	1.73	1.98	1.95	1.79
Portfolio turnover rate (%)	39	(c) (f)	92 (f)	78 (f)	42 (f)	29 (f)	35 (f)
Net assets, end of period (in millions)	$159.2		$196.7	$193.4	$198.8	$207.9	$250.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$184.72		$175.35	$171.52	$152.17	$175.98	$169.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.39		2.41	2.97	3.40	3.41	3.27
Net realized and unrealized gain (loss)	(25.39)		21.55	11.90	26.45	(12.78)	16.79

Total income (loss) from investment operations	(24.00)		23.96	14.87	29.85	(9.37)	20.06

Less Distributions
Distributions from net investment income	(2.82)		(3.31)	(3.90)	(3.78)	(3.77)	(4.29)
Distributions from net realized capital gains	(16.43)		(11.28)	(7.14)	(6.72)	(10.67)	(9.34)

Total distributions	(19.25)		(14.59)	(11.04)	(10.50)	(14.44)	(13.63)

Net Asset Value, End of Period	$141.47		$184.72	$175.35	$171.52	$152.17	$175.98

Total Return (%) (b)	(12.94	)(c)	14.05	9.60	20.19	(5.72)	12.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.79	0.78	0.77	0.76
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.74	0.79	0.78	0.77	0.76
Ratio of net investment income (loss) to average net assets (%)	1.63	(d)	1.32	1.83	2.08	2.05	1.90
Portfolio turnover rate (%)	39	(c) (f)	92 (f)	78 (f)	42 (f)	29 (f)	35 (f)
Net assets, end of period (in millions)	$20.1		$23.6	$23.0	$24.1	$22.5	$27.1

	Class F
	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$183.89		$174.64	$170.86	$151.61	$175.36	$168.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.34		2.31	2.87	3.31	3.31	3.17
Net realized and unrealized gain (loss)	(25.27)		21.45	11.86	26.34	(12.72)	16.73

Total income (loss) from investment operations	(23.93)		23.76	14.73	29.65	(9.41)	19.90

Less Distributions
Distributions from net investment income	(2.71)		(3.23)	(3.81)	(3.68)	(3.66)	(4.19)
Distributions from net realized capital gains	(16.43)		(11.28)	(7.14)	(6.72)	(10.68)	(9.34)

Total distributions	(19.14)		(14.51)	(10.95)	(10.40)	(14.34)	(13.53)

Net Asset Value, End of Period	$140.82		$183.89	$174.64	$170.86	$151.61	$175.36

Total Return (%) (b)	(12.96	)(c)	13.99	9.54	20.13	(5.76)	12.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.82	0.84	0.83	0.82	0.81
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.79	0.84	0.83	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	1.58	(d)	1.27	1.77	2.03	2.00	1.85
Portfolio turnover rate (%)	39	(c) (f)	92 (f)	78 (f)	42 (f)	29 (f)	35 (f)
Net assets, end of period (in millions)	$299.4		$366.2	$357.4	$362.6	$344.1	$422.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 16%, 29%, 40%, 29%, 28%, and 35% for the six months ended June 30, 2022 and for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $22,578,515. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $26,924,792. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(11,391,029)	$—	$—	$—	$(11,391,029)
Convertible Preferred Stocks	(1,941,783)	—	—	—	(1,941,783)
Corporate Bonds & Notes	(13,917,127)	—	—	—	(13,917,127)
U.S. Treasury & Government Agencies	(3,674,853)	—	—	—	(3,674,853)
Total Borrowings	$(30,924,792)	$—	$—	$—	$(30,924,792)
Gross amount of recognized liabilities for securities lending transactions					$(30,924,792)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$73,063	Unrealized depreciation on futures contracts (a)	$295,331

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(1,014,606)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(201,828)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$34,982,443
Futures contracts short	(14,427,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments.

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR,

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$215,917,070	$59,426,895	$227,818,873	$86,485,010

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2022 were as follows:

Purchases	Sales
$164,324,016	$183,108,536

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$1,988,327	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$200 million to $250 million
0.020%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.075%	$1 billion to $1.25 billion
0.025%	$1.25 billion to $1.5 billion
(0.025)%	$1.5 billion to $3.84 billion

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

During six months ended June 30, 2022, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $9,203 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$634,371,493

Gross unrealized appreciation	90,176,394
Gross unrealized (depreciation)	(41,763,370)

Net unrealized appreciation (depreciation)	$48,413,024

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$14,256,393	$16,270,252	$45,496,232	$30,029,751	$59,752,625	$46,300,003

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,649,100	$64,556,576	$169,636,086	$—	$245,841,762

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-33

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, D and E shares of the MFS Value Portfolio returned -13.23%, -13.34%, -13.24%, and -13.28%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned -12.86%.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades, along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the pandemic has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers may find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The U.S. Federal Reserve (the “Fed”) was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe’s economy stemming from the invasion.

Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening COVID-19 restrictions were supportive factors for the macroeconomic backdrop.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, during the first half of the year. An underweight position in the Energy sector detracted from performance relative to the benchmark. Within this sector, not owning shares of oil and gas production giant Exxon Mobil and integrated energy company Chevron held back relative results.

Stock selection within the Materials sector also hindered relative performance. Within this sector, the Portfolio’s overweight position in chemical company PPG Industries and holding shares of paint and coating manufacturer Sherwin Williams weighed on relative performance.

Elsewhere, the Portfolio’s overweight positions in Information Technology (“IT”) servicing firm Accenture, building controls and systems supplier Johnson Controls, global financial services firm JPMorgan Chase, consumer credit reporting agency Equifax and power and hand tools provider Stanley Black & Decker weakened relative results. Additionally, owning shares of home improvement retailer Lowe’s Companies through the period detracted from relative returns. Lowe’s was added to the Russell 1000 Value Index at the end of the period as part of Russell’s annual benchmark reconstitution.

Stock selection and, to a lesser extent, an overweight position in the Utilities sector contributed to relative performance. Within this sector, the Portfolio’s overweight position in power and natural gas distributor Duke Energy and retail electric services provider Southern Company supported relative results.

An underweight position and stock selection in the IT sector also benefited relative results, led by not holding shares of network equipment company Cisco Systems.

Individual stocks that contributed to relative returns included overweight positions in defense firm Northrop Grumman, global health services provider Cigna, health services and IT company McKesson, insurance company Progressive Corp. and insurance services provider Chubb and not holding shares of diversified entertainment company Walt Disney and financial services firm Bank of America.

Over the trailing six month period, the Portfolio’s exposure to Energy, Utilities, and Health Care increased. In contrast, the Portfolio’s

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

exposure to IT, Financials, and Industrials declined. At the end of the period, the Portfolio was overweight relative to the benchmark in Industrials, Financials, Health Care, and Utilities. The Portfolio was relatively sector neutral versus the benchmark in Materials and Consumer Staples. The Portfolio was underweight to the Communication Services, Real Estate, Energy, Consumer Discretionary, and IT sectors.

Nevin Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	-13.23	-5.14	7.44	11.21	—
Class B	-13.34	-5.33	7.18	10.93	—
Class D	-13.24	-5.17	7.34	—	9.69
Class E	-13.28	-5.24	7.28	11.05	—
Russell 1000 Value Index	-12.86	-6.82	7.17	10.50	9.05

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Johnson & Johnson	3.6
JPMorgan Chase & Co.	3.4
Northrop Grumman Corp.	2.8
Pfizer, Inc.	2.7
Cigna Corp.	2.6
Aon plc- Class A	2.5
Texas Instruments, Inc.	2.4
Comcast Corp.- Class A	2.3
Duke Energy Corp.	2.3
Marsh & McLennan Cos., Inc.	2.3

Top Sectors

% of Net Assets
Financials	25.9
Health Care	19.8
Industrials	17.8
Utilities	7.4
Information Technology	6.8
Consumer Staples	6.6
Materials	4.1
Energy	3.8
Communication Services	3.6
Consumer Discretionary	3.3

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A(a)	Actual	0.57%	$1,000.00	$867.70	$2.64
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B(a)	Actual	0.82%	$1,000.00	$866.60	$3.80
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class D(a)	Actual	0.67%	$1,000.00	$867.60	$3.10
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class E(a)	Actual	0.72%	$1,000.00	$867.20	$3.33
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 4.7%
General Dynamics Corp.	130,020	$28,766,925
Northrop Grumman Corp.	169,591	81,161,165
Raytheon Technologies Corp.	249,316	23,961,760

		133,889,850

Banks — 6.6%
Citigroup, Inc.	701,074	32,242,393
JPMorgan Chase & Co.	871,634	98,154,705
PNC Financial Services Group, Inc. (The)	209,242	33,012,110
Truist Financial Corp. (a)	378,532	17,953,773
U.S. Bancorp	182,993	8,421,338

		189,784,319

Beverages — 2.6%
Diageo plc	958,224	41,339,524
PepsiCo, Inc.	200,553	33,424,163

		74,763,687

Building Products — 2.8%
Johnson Controls International plc	721,039	34,523,347
Masco Corp. (a)	410,760	20,784,456
Trane Technologies plc	195,442	25,382,053

		80,689,856

Capital Markets — 7.1%
BlackRock, Inc.	66,467	40,481,062
Goldman Sachs Group, Inc. (The)	102,291	30,382,473
KKR & Co., Inc.	337,243	15,610,978
Moody’s Corp.	73,046	19,866,321
Morgan Stanley	652,773	49,649,914
Nasdaq, Inc.	303,548	46,303,212

		202,293,960

Chemicals — 4.1%
DuPont de Nemours, Inc.	574,063	31,906,421
International Flavors & Fragrances, Inc. (a)	115,082	13,708,568
PPG Industries, Inc.	348,636	39,863,040
Sherwin-Williams Co. (The)	141,558	31,696,252

		117,174,281

Consumer Finance — 1.5%
American Express Co.	302,884	41,985,780

Electric Utilities — 5.6%
American Electric Power Co., Inc.	234,765	22,523,354
Duke Energy Corp.	619,611	66,428,495
Southern Co. (The)	792,288	56,498,057
Xcel Energy, Inc.	222,872	15,770,423

		161,220,329

Electrical Equipment — 1.4%
Eaton Corp. plc	329,804	41,552,006

Equity Real Estate Investment Trusts — 0.4%
Public Storage	40,875	$12,780,386

Food Products — 1.8%
Archer-Daniels-Midland Co.	123,104	9,552,870
Nestle S.A.	370,931	43,518,059

		53,070,929

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	392,952	42,694,235
Boston Scientific Corp. (a) (b)	704,705	26,264,355
Medtronic plc	462,263	41,488,104

		110,446,694

Health Care Providers & Services — 4.0%
Cigna Corp.	280,789	73,993,517
McKesson Corp.	128,479	41,911,135

		115,904,652

Hotels, Restaurants & Leisure — 0.9%
Marriott International, Inc. - Class A	183,200	24,917,032

Household Products — 2.1%
Colgate-Palmolive Co.	231,289	18,535,500
Kimberly-Clark Corp.	195,678	26,445,882
Reckitt Benckiser Group plc	208,937	15,693,474

		60,674,856

Industrial Conglomerates — 2.2%
Honeywell International, Inc.	356,265	61,922,420

Insurance — 10.8%
Aon plc - Class A	261,361	70,483,834
Chubb, Ltd.	329,625	64,797,683
Marsh & McLennan Cos., Inc.	426,304	66,183,696
Progressive Corp. (The) (a)	550,508	64,007,565
Travelers Cos., Inc. (The)	254,907	43,112,421

		308,585,199

IT Services — 2.2%
Accenture plc - Class A	228,932	63,562,970

Life Sciences Tools & Services — 3.4%
Danaher Corp.	146,355	37,103,920
Thermo Fisher Scientific, Inc.	109,815	59,660,293

		96,764,213

Machinery — 3.0%
Illinois Tool Works, Inc. (a)	230,197	41,953,403
Otis Worldwide Corp.	123,636	8,737,356
PACCAR, Inc. (a)	193,241	15,911,464
Stanley Black & Decker, Inc. (a)	178,634	18,731,561

		85,333,784

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Media — 3.5%
Charter Communications, Inc. - Class A (a) (b)	73,678	$34,520,353
Comcast Corp. - Class A	1,710,831	67,133,009

		101,653,362

Multi-Utilities — 1.8%
Dominion Energy, Inc. (a)	638,654	50,970,976

Multiline Retail — 0.9%
Target Corp.	190,277	26,872,821

Oil, Gas & Consumable Fuels — 3.8%
ConocoPhillips	509,880	45,792,323
EOG Resources, Inc.	222,312	24,552,137
Pioneer Natural Resources Co.	178,560	39,833,165

		110,177,625

Pharmaceuticals — 8.5%
Johnson & Johnson	585,569	103,944,353
Merck & Co., Inc.	585,645	53,393,255
Pfizer, Inc.	1,487,103	77,968,810
Roche Holding AG	27,691	9,244,022

		244,550,440

Professional Services — 1.2%
Equifax, Inc.	188,937	34,533,905

Road & Rail — 2.6%
Canadian National Railway Co.	158,137	17,785,668
Union Pacific Corp.	260,746	55,611,907

		73,397,575

Semiconductors & Semiconductor Equipment — 4.6%
Analog Devices, Inc.	139,946	20,444,711
KLA Corp.	53,071	16,933,895
NXP Semiconductors NV	175,232	25,939,593
Texas Instruments, Inc. (a)	438,750	67,413,937

		130,732,136

Specialty Retail — 1.5%
Lowe’s Cos., Inc. (a)	251,061	43,852,825

Total Common Stocks (Cost $2,067,700,893)		2,854,058,868

Short-Term Investment — 0.5%

Repurchase Agreement — 0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $13,914,133; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $14,192,357.	13,913,998	13,913,998

Total Short-Term Investments (Cost $13,913,998)		13,913,998

Securities Lending Reinvestments (c) — 3.7%

Certificates of Deposit — 1.5%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (d)	5,000,000	5,000,309
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (d)	2,000,000	2,000,646
BNP Paribas S.A. 2.020%, SOFR + 0.510%, 03/15/23 (d)	3,000,000	2,997,867
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (d)	2,000,000	1,996,813
2.010%, SOFR + 0.500%, 03/03/23 (d)	3,000,000	2,999,215
Commonwealth Bank of Australia 1.910%, SOFR + 0.400%, 11/25/22 (d)	2,000,000	1,999,918
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (d)	2,000,000	2,000,000
Mizuho Bank, Ltd. 1.800%, SOFR + 0.290%, 07/28/22 (d)	1,000,000	999,891
Norinchukin Bank 1.810%, SOFR + 0.300%, 07/14/22 (d)	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd. 1.960%, SOFR + 0.440%, 09/26/22 (d)	4,000,000	4,000,972
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (d)	2,000,000	1,997,756
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	1,000,000	999,373
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (d)	2,000,000	1,999,343
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (d)	5,000,000	4,999,100
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (d)	2,000,000	1,999,942
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (d)	1,000,000	1,001,011
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (d)	2,000,000	2,001,260
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (d)	2,000,000	1,997,184

		42,990,600

Commercial Paper — 0.3%
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (d)	3,000,000	3,001,146
Liberty Street Funding LLC 1.550%, 07/01/22	4,000,000	3,999,808
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (d)	1,000,000	1,000,000

		8,000,954

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements — 1.1%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $6,010,908; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $6,120,312.	6,000,000	$6,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $5,001,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $5,514,035.	5,000,000	5,000,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $16,935,959; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.750%, maturity dates ranging from 07/05/22 - 11/15/49, and an aggregate market value of $17,274,679.	16,935,263	16,935,263
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $700,236; collateralized by various Common Stock with an aggregate market value of $778,247.	700,000	700,000
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $500,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $510,191.	500,000	500,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $1,200,054; collateralized by various Common Stock with an aggregate market value of $1,333,647.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000

		31,335,263

Time Deposits — 0.3%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	4,000,000	4,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (d)	3,000,000	3,000,000

		9,000,000

Mutual Funds — 0.5%
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380% (e)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 1.470% (e)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (e)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (e)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (e)	3,000,000	3,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $105,335,263)		105,326,817

Total Investments— 103.7% (Cost $2,186,950,154)		2,973,299,683
Other assets and liabilities (net) — (3.7)%		(105,858,024)

Net Assets — 100.0%		$2,867,441,659

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $103,377,841 and the collateral received consisted of cash in the amount of $105,335,091. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$133,889,850	$—	$—	$133,889,850
Banks	189,784,319	—	—	189,784,319
Beverages	33,424,163	41,339,524	—	74,763,687
Building Products	80,689,856	—	—	80,689,856
Capital Markets	202,293,960	—	—	202,293,960
Chemicals	117,174,281	—	—	117,174,281
Consumer Finance	41,985,780	—	—	41,985,780
Electric Utilities	161,220,329	—	—	161,220,329
Electrical Equipment	41,552,006	—	—	41,552,006
Equity Real Estate Investment Trusts	12,780,386	—	—	12,780,386
Food Products	9,552,870	43,518,059	—	53,070,929
Health Care Equipment & Supplies	110,446,694	—	—	110,446,694
Health Care Providers & Services	115,904,652	—	—	115,904,652
Hotels, Restaurants & Leisure	24,917,032	—	—	24,917,032
Household Products	44,981,382	15,693,474	—	60,674,856
Industrial Conglomerates	61,922,420	—	—	61,922,420
Insurance	308,585,199	—	—	308,585,199
IT Services	63,562,970	—	—	63,562,970
Life Sciences Tools & Services	96,764,213	—	—	96,764,213
Machinery	85,333,784	—	—	85,333,784
Media	101,653,362	—	—	101,653,362
Multi-Utilities	50,970,976	—	—	50,970,976
Multiline Retail	26,872,821	—	—	26,872,821
Oil, Gas & Consumable Fuels	110,177,625	—	—	110,177,625
Pharmaceuticals	235,306,418	9,244,022	—	244,550,440
Professional Services	34,533,905	—	—	34,533,905
Road & Rail	73,397,575	—	—	73,397,575
Semiconductors & Semiconductor Equipment	130,732,136	—	—	130,732,136
Specialty Retail	43,852,825	—	—	43,852,825
Total Common Stocks	2,744,263,789	109,795,079	—	2,854,058,868
Total Short-Term Investment*	—	13,913,998	—	13,913,998
Securities Lending Reinvestments
Certificates of Deposit	—	42,990,600	—	42,990,600
Commercial Paper	—	8,000,954	—	8,000,954
Repurchase Agreements	—	31,335,263	—	31,335,263
Time Deposits	—	9,000,000	—	9,000,000
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	91,326,817	—	105,326,817
Total Investments	$2,758,263,789	$215,035,894	$—	$2,973,299,683

Collateral for Securities Loaned (Liability)	$—	$(105,335,091)	$—	$(105,335,091)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$2,973,299,683
Cash	220,869
Receivable for:
Investments sold	3,839,052
Fund shares sold	89,926
Dividends and interest	4,099,818

Total Assets	2,981,549,348
Liabilities
Collateral for securities loaned	105,335,091
Payables for:
Investments purchased	3,752,318
Fund shares redeemed	2,820,214
Accrued Expenses:
Management fees	1,358,508
Distribution and service fees	188,760
Deferred trustees’ fees	294,252
Other expenses	358,546

Total Liabilities	114,107,689

Net Assets	$2,867,441,659

Net Assets Consist of:
Paid in surplus	$1,863,574,162
Distributable earnings (Accumulated losses)	1,003,867,497

Net Assets	$2,867,441,659

Net Assets
Class A	$1,914,165,048
Class B	827,677,873
Class D	10,411,496
Class E	115,187,242
Capital Shares Outstanding*
Class A	139,067,510
Class B	61,214,980
Class D	759,976
Class E	8,444,928
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.76
Class B	13.52
Class D	13.70
Class E	13.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,186,950,154.
(b)	Includes securities loaned at value of $103,377,841.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$35,548,144
Interest	24,545
Securities lending income	99,890
Other income	13,857

Total investment income	35,686,436
Expenses
Management fees	9,863,753
Administration fees	61,842
Custodian and accounting fees	99,149
Distribution and service fees—Class B	1,154,151
Distribution and service fees—Class D	5,746
Distribution and service fees—Class E	95,645
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	44,914
Insurance	12,631
Miscellaneous (b)	11,160

Total expenses	11,391,685
Less management fee waiver	(926,981)

Net expenses	10,464,704

Net Investment Income	25,221,732

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	192,280,304
Foreign currency transactions	(6,942)

Net realized gain (loss)	192,273,362

Net change in unrealized appreciation (depreciation) on:
Investments	(671,780,976)
Foreign currency transactions	(46,194)

Net change in unrealized appreciation (depreciation)	(671,827,170)

Net realized and unrealized gain (loss)	(479,553,808)

Net Increase (Decrease) in Net Assets From Operations	$(454,332,076)

(a)	Net of foreign withholding taxes of $287,503.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,221,732	$50,054,074
Net realized gain (loss)	192,273,362	436,763,322
Net change in unrealized appreciation (depreciation)	(671,827,170)	336,931,814

Increase (decrease) in net assets from operations	(454,332,076)	823,749,210

From Distributions to Shareholders
Class A	(325,553,922)	(61,368,047)
Class B	(140,703,302)	(24,087,437)
Class D	(1,770,839)	(313,027)
Class E	(19,633,868)	(3,405,328)

Total distributions	(487,661,931)	(89,173,839)

Increase (decrease) in net assets from capital share transactions	229,041,973	(635,833,018)

Total increase (decrease) in net assets	(712,952,034)	98,742,353

Net Assets
Beginning of period	3,580,393,693	3,481,651,340

End of period	$2,867,441,659	$3,580,393,693

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	2,839,498	$52,005,267	2,518,734	$44,175,049
Reinvestments	23,850,105	325,553,922	3,512,767	61,368,047
Redemptions	(12,957,404)	(232,078,718)	(33,861,929)	(605,384,887)

Net increase (decrease)	13,732,199	$145,480,471	(27,830,428)	$(499,841,791)

Class B
Sales	1,307,510	$22,745,120	2,973,949	$51,063,665
Reinvestments	10,492,417	140,703,302	1,400,432	24,087,437
Redemptions	(5,384,835)	(93,811,124)	(11,186,137)	(194,130,608)

Net increase (decrease)	6,415,092	$69,637,298	(6,811,756)	$(118,979,506)

Class D
Sales	2,831	$51,037	162,401	$2,907,729
Reinvestments	130,305	1,770,839	18,000	313,027
Redemptions	(42,886)	(744,362)	(250,959)	(4,469,236)

Net increase (decrease)	90,250	$1,077,514	(70,558)	$(1,248,480)

Class E
Sales	336,916	$5,984,992	780,186	$13,680,459
Reinvestments	1,451,136	19,633,868	196,499	3,405,328
Redemptions	(734,121)	(12,772,170)	(1,877,776)	(32,849,028)

Net increase (decrease)	1,053,931	$12,846,690	(901,091)	$(15,763,241)

Increase (decrease) derived from capital shares transactions		$229,041,973		$(635,833,018)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.12		$15.63	$16.44	$13.81	$16.63	$15.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.26	0.26	0.29	0.30	0.27
Net realized and unrealized gain (loss)	(2.69)		3.69	0.17	3.71	(1.87)	2.38

Total income (loss) from investment operations	(2.55)		3.95	0.43	4.00	(1.57)	2.65

Less Distributions
Distributions from net investment income	(0.30)		(0.28)	(0.30)	(0.31)	(0.24)	(0.34)
Distributions from net realized capital gains	(2.51)		(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(2.81)		(0.46)	(1.24)	(1.37)	(1.25)	(1.33)

Net Asset Value, End of Period	$13.76		$19.12	$15.63	$16.44	$13.81	$16.63

Total Return (%) (b)	(13.23	)(c)	25.54	3.96	30.13	(10.05)	18.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.63	0.64	0.63	0.66	0.72
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.58	0.57	0.57	0.58
Ratio of net investment income (loss) to average net assets (%)	1.65	(d)	1.47	1.79	1.86	1.89	1.70
Portfolio turnover rate (%)	8	(c)	8	13	12	7	13
Net assets, end of period (in millions)	$1,914.2		$2,396.8	$2,393.8	$2,400.3	$2,144.8	$2,462.2

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.81		$15.38	$16.20	$13.62	$16.41	$15.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.21	0.22	0.24	0.25	0.23
Net realized and unrealized gain (loss)	(2.65)		3.64	0.16	3.67	(1.83)	2.33

Total income (loss) from investment operations	(2.53)		3.85	0.38	3.91	(1.58)	2.56

Less Distributions
Distributions from net investment income	(0.25)		(0.24)	(0.26)	(0.27)	(0.20)	(0.30)
Distributions from net realized capital gains	(2.51)		(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(2.76)		(0.42)	(1.20)	(1.33)	(1.21)	(1.29)

Net Asset Value, End of Period	$13.52		$18.81	$15.38	$16.20	$13.62	$16.41

Total Return (%) (b)	(13.34	)(c)	25.30	3.66	29.85	(10.24)	17.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.88	0.89	0.88	0.91	0.97
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.82	0.83	0.82	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	1.40	(d)	1.22	1.54	1.61	1.65	1.45
Portfolio turnover rate (%)	8	(c)	8	13	12	7	13
Net assets, end of period (in millions)	$827.7		$1,030.7	$947.8	$948.8	$840.0	$837.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.03		$15.56	$16.37	$13.76	$16.56	$15.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.24	0.24	0.27	0.28	0.25
Net realized and unrealized gain (loss)	(2.68)		3.67	0.17	3.69	(1.84)	2.36

Total income (loss) from investment operations	(2.54)		3.91	0.41	3.96	(1.56)	2.61

Less Distributions
Distributions from net investment income	(0.28)		(0.26)	(0.28)	(0.29)	(0.23)	(0.32)
Distributions from net realized capital gains	(2.51)		(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(2.79)		(0.44)	(1.22)	(1.35)	(1.24)	(1.31)

Net Asset Value, End of Period	$13.70		$19.03	$15.56	$16.37	$13.76	$16.56

Total Return (%) (b)	(13.24	)(c)	25.42	3.85	29.96	(10.06)	17.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.73	0.74	0.73	0.76	0.82
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.67	0.68	0.67	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	1.55	(d)	1.37	1.69	1.76	1.78	1.60
Portfolio turnover rate (%)	8	(c)	8	13	12	7	13
Net assets, end of period (in millions)	$10.4		$12.7	$11.5	$12.6	$11.0	$15.0

	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.96		$15.50	$16.32	$13.71	$16.52	$15.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.23	0.23	0.26	0.27	0.24
Net realized and unrealized gain (loss)	(2.67)		3.66	0.16	3.70	(1.85)	2.36

Total income (loss) from investment operations	(2.54)		3.89	0.39	3.96	(1.58)	2.60

Less Distributions
Distributions from net investment income	(0.27)		(0.25)	(0.27)	(0.29)	(0.22)	(0.31)
Distributions from net realized capital gains	(2.51)		(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(2.78)		(0.43)	(1.21)	(1.35)	(1.23)	(1.30)

Net Asset Value, End of Period	$13.64		$18.96	$15.50	$16.32	$13.71	$16.52

Total Return (%) (b)	(13.28	)(c)	25.40	3.75	30.00	(10.20)	17.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.78	0.79	0.78	0.81	0.87
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.72	0.73	0.72	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	1.50	(d)	1.32	1.64	1.71	1.77	1.55
Portfolio turnover rate (%)	8	(c)	8	13	12	7	13
Net assets, end of period (in millions)	$115.2		$140.1	$128.5	$132.8	$115.7	$68.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $13,913,998. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,335,263. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$254,766,882	$0	$488,622,017

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$9,863,753	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

During the six months ended June 30, 2022, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $13,857 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$2,186,060,593

Gross unrealized appreciation	838,397,272
Gross unrealized (depreciation)	(51,158,182)

Net unrealized appreciation (depreciation)	$787,239,090

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$52,877,640	$61,846,319	$36,296,199	$194,906,052	$89,173,839	$256,752,371

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$55,991,145	$431,137,532	$1,459,053,382	$—	$1,946,182,059

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned -22.20%, -22.29%, and -22.29%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned -17.31%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market fell sharply in the first six months of 2022 due to continued inflation, which hit a 40-year high, aggressive monetary policy tightening by the Federal Reserve (the “Fed”), sharply rising interest rates, and repercussions from the war in Ukraine. The small-cap market posted a weak return and, overall, lagged its large-cap counterpart during the reporting period. All told, the Russell 2000 Index declined -23.43%, while the S&P 500 Index declined -19.96%. Within the small-cap universe, the Russell 2000 Growth and Russell 2000 Value Indexes returned -29.45% and -17.31%, respectively, over the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a negative absolute return and underperformed the Russell 2000 Value Index during the reporting period.

Sector allocation drove the Portfolio’s underperformance. In particular, a large underweight to the Energy sector was a considerable headwind to relative results, as this was the only sector to post a positive return during the reporting period. We initiated a position in the Energy sector in the second quarter of the year, as we have seen early signs that management teams in the space have adopted more shareholder friendly capital allocation strategies after years of challenging returns. That said, we remained underweight the sector, as we expect commodity prices to remain highly volatile and driven by global macroeconomic developments. An overweight to Information Technology (“IT”) also detracted from results, as it was among the weakest performing sectors over the period. It is bottom-up research for high quality businesses that leads us to the companies we own in the IT sector, rather than a desire to be overweight in this area of the market. Conversely, the Portfolio’s lack of exposure to traditional biotechnology companies, which in the small-cap space tend to be speculative and lower quality, added meaningfully to relative results.

Stock selection, overall, contributed to the Portfolio’s relative returns during the reporting period. In particular, the Portfolio’s strongest relative results were in the IT, Communication Services and Health Care sectors. Within IT, the Portfolio’s software holdings added the most value. Across the IT sector, the Portfolio’s holdings are characterized by having high barriers to entry, strong free cash flow generation and attractive growth opportunities, led by company-specific innovation and the mission-critical nature of their products. Conversely, many of the IT businesses that populate the benchmark are more speculative in nature and reliant on capital markets for growth. These types of stocks have experienced significant pressure this year, as capital markets have become more discerning of businesses that have not demonstrated an ability to become profitable. Within Communication Services, the Portfolio’s media holdings added the most value, while in Health Care, the Portfolio’s life sciences tools & services positioning was rewarded. Conversely, stock selection in the Industrials, Materials and Real Estate sectors were drags on results. Within Industrials, the Portfolio’s trading companies & distributor positions underperformed. Within Materials, the Portfolio’s chemicals holdings negatively impacted returns. Within Real Estate, the Portfolio’s one real estate management & development stock detracted from performance.

Examples of individual stocks that contributed to the Portfolio’s absolute performance during the reporting period were Grocery Outlet Holding Corp., Haemonetics Corp. and FTI Consulting Inc. Grocery Outlet Holding Corp. is a value retailer of quality name-brand consumables and fresh products located primarily on the West Coast. The company acquires closeout merchandise at significant discounts to conventional grocers and then passes on these savings to consumers. The business is differentiated by its “treasure hunt” concept, store base managed by local independent operators, defensibility versus ecommerce, and increasing clout vis-à-vis vendors due to growing scale. The stock outperformed due to better-than-expected earnings results and the prospect for robust demand and share gains as consumers increasingly seek value in an inflationary environment. Haemonetics Corp. is a leading supplier of blood management systems and consumables used in collecting and processing blood into its components. The stock outperformed after reporting strong financial results and setting attractive revenue, operating profit, and earnings growth targets at its investor day. FTI Consulting Inc. is a global consulting business with leading positions in most of its business areas, such as corporate finance and restructuring. The stock performed well due to the company’s strong underlying results, its financial strength, and in anticipation of potentially robust demand for restructuring and other services should the global macroeconomic backdrop deteriorate further.

Several individual holdings detracted from the Portfolio’s performance, including Pool Corp. Fox Factory Holding Corp. and West Pharmaceutical Services Inc. Pool Corp. is the leading wholesale distributor of swimming pool supplies in the U.S. The company has scale-related advantages (45% market share, >10x the no. 2 player), leading to better and more efficient customer service which, in turn, drives industry-leading growth, margins, and returns. Despite strong earnings results and guidance, the stock underperformed after a very strong 2021, due to growing investor concerns of a possible slowdown in consumer spending. Fox Factory Holding Corp. develops and sells performance enhancing suspensions and other components for the mountain bike and power vehicle market. The company has leading market shares in its niches and is innovation-focused with barriers due to intellectual property, scale, supply-chain, brand, and customer relationships. Despite strong earnings results, the stock underperformed during the period due to growing investor concerns of a possible slowdown in consumer spending. West Pharmaceutical

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

Services Inc. is the dominant supplier of drug containment devices used for injectable drugs by pharmaceutical and biopharmaceutical companies. The stock underperformed despite reporting strong results, given market pressures on higher multiple names after meaningful outperformance in 2021.

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period, including the aforementioned investment in the Energy sector. While the Portfolio’s sector allocations are driven by stock selection, at the end of the reporting period, its largest overweight allocations versus the benchmark were Information Technology and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials and Real Estate.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	-22.20	-15.07	8.97	10.99
Class B	-22.29	-15.30	8.69	10.71
Class E	-22.29	-15.23	8.79	10.82
Russell 2000 Value Index	-17.31	-16.28	4.89	9.06

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Pool Corp.	2.8
Bio-Techne Corp.	2.4
Nexstar Media Group, Inc.- Class A	2.1
West Pharmaceutical Services, Inc.	2.0
Manhattan Associates, Inc.	1.9
Qualys, Inc.	1.9
Power Integrations, Inc.	1.8
Exponent, Inc.	1.8
RBC Bearings, Inc.	1.8
Chemed Corp.	1.7

Top Sectors

% of Net Assets
Information Technology	24.2
Industrials	23.2
Financials	14.3
Health Care	12.2
Consumer Discretionary	11.4
Communication Services	3.9
Consumer Staples	3.6
Materials	3.4
Energy	1.6
Real Estate	1.4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.82%	$1,000.00	$778.00	$3.61
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11
Class B (a)	Actual	1.07%	$1,000.00	$777.10	$4.71
	Hypothetical*	1.07%	$1,000.00	$1,019.49	$5.36
Class E (a)	Actual	0.97%	$1,000.00	$777.10	$4.27
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.9%
Forward Air Corp.	86,138	$7,921,251

Airlines—0.5%
Allegiant Travel Co. (a)	39,659	4,485,036

Auto Components —2.9%
Fox Factory Holding Corp. (a)	160,262	12,907,502
LCI Industries	82,580	9,239,050
XPEL, Inc. (a)	90,773	4,169,204

		26,315,756

Banks—10.5%
Bank of Hawaii Corp.	158,406	11,785,406
BOK Financial Corp.	92,951	7,025,237
Columbia Banking System, Inc.	99,688	2,856,061
Community Bank System, Inc.	161,936	10,247,310
Cullen/Frost Bankers, Inc.	95,873	11,164,411
CVB Financial Corp.	346,766	8,603,265
First Financial Bankshares, Inc.	265,790	10,437,573
First Hawaiian, Inc.	97,777	2,220,516
Glacier Bancorp, Inc.	264,220	12,529,312
Lakeland Financial Corp.	95,210	6,323,848
Prosperity Bancshares, Inc.	112,504	7,680,648
Stock Yards Bancorp, Inc.	86,784	5,191,419

		96,065,006

Biotechnology—0.3%
Abcam plc (a)	219,219	3,161,201

Building Products —2.5%
AAON, Inc.	150,388	8,235,247
CSW Industrials, Inc.	62,177	6,406,096
Hayward Holdings, Inc. (a)	561,888	8,085,569

		22,726,912

Capital Markets—1.9%
Artisan Partners Asset Management, Inc. - Class A	79,709	2,835,249
Hamilton Lane, Inc. - Class A	49,278	3,310,496
Houlihan Lokey, Inc.	70,791	5,587,534
MarketAxess Holdings, Inc.	23,113	5,917,159

		17,650,438

Chemicals—1.4%
Chase Corp.	52,626	4,094,829
Quaker Chemical Corp.	56,187	8,401,080

		12,495,909

Commercial Services & Supplies—4.5%
Driven Brands Holdings, Inc. (a)	292,612	8,058,534
IAA, Inc. (a)	344,115	11,276,649
Rollins, Inc.	266,960	9,322,243
Tetra Tech, Inc.	93,240	12,731,922

		41,389,348

Communications Equipment—1.3%
NetScout Systems, Inc. (a)	354,517	$12,000,400

Construction & Engineering—1.5%
Valmont Industries, Inc.	61,765	13,874,272

Construction Materials —1.2%
Eagle Materials, Inc.	95,552	10,504,987

Containers & Packaging —0.9%
AptarGroup, Inc.	81,056	8,365,790

Distributors—2.8%
Pool Corp.	72,045	25,304,365

Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc. (a)	71,555	6,047,829

Electronic Equipment, Instruments & Components—5.4%
Advanced Energy Industries, Inc.	65,832	4,804,419
Cognex Corp.	108,390	4,608,743
Littelfuse, Inc.	61,483	15,619,141
National Instruments Corp.	108,392	3,385,082
Novanta, Inc. (a)	121,143	14,691,012
Zebra Technologies Corp. - Class A (a)	20,609	6,058,016

		49,166,413

Food & Staples Retailing—0.8%
Grocery Outlet Holding Corp. (a)	161,089	6,867,224

Food Products—0.7%
Lancaster Colony Corp.	30,507	3,928,692
UTZ Brands, Inc.	195,421	2,700,718

		6,629,410

Health Care Equipment & Supplies—3.7%
Atrion Corp.	13,509	8,495,270
Haemonetics Corp. (a)	194,691	12,689,959
IDEXX Laboratories, Inc. (a)	16,578	5,814,402
Meridian Bioscience, Inc. (a)	9,140	278,039
Neogen Corp. (a)	170,681	4,111,705
UFP Technologies, Inc. (a)	34,772	2,766,808

		34,156,183

Health Care Providers & Services—1.8%
Chemed Corp.	34,068	15,991,179

Health Care Technology—1.1%
Certara, Inc. (a)	85,766	1,840,538
Definitive Healthcare Corp. (a)	136,714	3,134,852
Simulations Plus, Inc.	105,639	5,211,172

		10,186,562

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.9%
Texas Roadhouse, Inc.	108,591	$7,948,861

Household Products—2.1%
Church & Dwight Co., Inc.	94,298	8,737,653
WD-40 Co.	53,215	10,715,372

		19,453,025

Insurance—1.8%
AMERISAFE, Inc.	89,876	4,674,451
RLI Corp.	102,991	12,007,720

		16,682,171

IT Services—1.5%
Computer Services, Inc.	82,616	3,053,694
Jack Henry & Associates, Inc.	59,460	10,703,989

		13,757,683

Life Sciences Tools & Services—5.3%
Bio-Techne Corp.	64,604	22,394,330
ICON plc (a)	34,888	7,560,230
West Pharmaceutical Services, Inc.	61,149	18,489,623

		48,444,183

Machinery—6.9%
Graco, Inc.	123,990	7,366,246
Kadant, Inc.	53,333	9,725,273
Lindsay Corp.	51,524	6,843,418
Nordson Corp.	44,300	8,968,092
Omega Flex, Inc.	29,315	3,154,880
RBC Bearings, Inc. (a)	88,191	16,310,925
Toro Co. (The)	143,944	10,909,516

		63,278,350

Marine—1.0%
Kirby Corp. (a)	142,670	8,680,043

Media—3.8%
Cable One, Inc.	6,412	8,267,120
Nexstar Media Group, Inc. - Class A	120,180	19,574,918
TechTarget, Inc. (a)	111,979	7,359,260

		35,201,298

Oil, Gas & Consumable Fuels—1.6%
Matador Resources Co.	101,700	4,738,203
Southwestern Energy Co. (a)	796,543	4,978,394
Texas Pacific Land Corp.	3,524	5,243,782

		14,960,379

Professional Services—3.4%
Exponent, Inc.	180,307	16,492,681
FTI Consulting, Inc. (a)	78,289	14,158,566

		30,651,247

Real Estate Management & Development—1.3%
FirstService Corp.	101,690	12,324,828

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—5.2%
FormFactor, Inc. (a)	137,001	5,306,049
Lattice Semiconductor Corp. (a)	327,643	15,890,685
MKS Instruments, Inc.	92,512	9,494,507
Power Integrations, Inc.	224,240	16,820,242

		47,511,483

Software—10.8%
Altair Engineering, Inc. - Class A (a)	86,184	4,524,660
American Software, Inc. - Class A	200,341	3,237,510
Aspen Technology, Inc. (a)	61,500	11,296,320
Fair Isaac Corp. (a)	36,853	14,774,368
Manhattan Associates, Inc. (a)	152,340	17,458,164
Model N, Inc. (a)	209,824	5,367,298
Qualys, Inc. (a)	135,614	17,106,350
SPS Commerce, Inc. (a)	129,461	14,635,566
Tyler Technologies, Inc. (a)	25,443	8,459,289
Vertex, Inc. - Class A (a)	202,682	2,296,387

		99,155,912

Specialty Retail—4.2%
Asbury Automotive Group, Inc. (a)	76,709	12,989,902
Floor & Decor Holdings, Inc. - Class A (a)	102,387	6,446,286
Lithia Motors, Inc.	27,447	7,542,710
Petco Health & Wellness Co., Inc. (a)	307,555	4,533,361
Tractor Supply Co.	37,298	7,230,217

		38,742,476

Trading Companies & Distributors—2.1%
Richelieu Hardware, Ltd.	157,011	4,108,243
SiteOne Landscape Supply, Inc. (a)	43,474	5,167,754
Transcat, Inc. (a)	46,029	2,614,908
Watsco, Inc.	32,231	7,697,407

		19,588,312

Total Common Stocks (Cost $599,432,049)		907,685,722

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $9,097,114; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $9,279,038.	9,097,026	9,097,026

Total Short-Term Investments (Cost $9,097,026)		9,097,026

Total Investments— 100.2% (Cost $608,529,075)		916,782,748

Other assets and liabilities (net) — (0.2)%		(1,691,841)

Net Assets—100.0%		$915,090,907

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income Producing Security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$7,921,251	$—	$—	$7,921,251
Airlines	4,485,036	—	—	4,485,036
Auto Components	26,315,756	—	—	26,315,756
Banks	96,065,006	—	—	96,065,006
Biotechnology	—	3,161,201	—	3,161,201
Building Products	22,726,912	—	—	22,726,912
Capital Markets	17,650,438	—	—	17,650,438
Chemicals	12,495,909	—	—	12,495,909
Commercial Services & Supplies	41,389,348	—	—	41,389,348
Communications Equipment	12,000,400	—	—	12,000,400
Construction & Engineering	13,874,272	—	—	13,874,272
Construction Materials	10,504,987	—	—	10,504,987
Containers & Packaging	8,365,790	—	—	8,365,790
Distributors	25,304,365	—	—	25,304,365
Diversified Consumer Services	6,047,829	—	—	6,047,829
Electronic Equipment, Instruments & Components	49,166,413	—	—	49,166,413
Food & Staples Retailing	6,867,224	—	—	6,867,224
Food Products	6,629,410	—	—	6,629,410
Health Care Equipment & Supplies	34,156,183	—	—	34,156,183
Health Care Providers & Services	15,991,179	—	—	15,991,179
Health Care Technology	10,186,562	—	—	10,186,562
Hotels, Restaurants & Leisure	7,948,861	—	—	7,948,861
Household Products	19,453,025	—	—	19,453,025
Insurance	16,682,171	—	—	16,682,171
IT Services	13,757,683	—	—	13,757,683
Life Sciences Tools & Services	48,444,183	—	—	48,444,183
Machinery	63,278,350	—	—	63,278,350
Marine	8,680,043	—	—	8,680,043
Media	35,201,298	—	—	35,201,298
Oil, Gas & Consumable Fuels	14,960,379	—	—	14,960,379
Professional Services	30,651,247	—	—	30,651,247
Real Estate Management & Development	12,324,828	—	—	12,324,828
Semiconductors & Semiconductor Equipment	47,511,483	—	—	47,511,483
Software	99,155,912	—	—	99,155,912
Specialty Retail	38,742,476	—	—	38,742,476
Trading Companies & Distributors	15,480,069	4,108,243	—	19,588,312
Total Common Stocks	900,416,278	7,269,444	—	907,685,722
Total Short-Term Investment*	—	9,097,026	—	9,097,026
Total Investments	$900,416,278	$16,366,470	$—	$916,782,748

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)	$916,782,748
Receivable for:
Investments sold	960,143
Fund shares sold	38,236
Dividends and interest	451,695

Total Assets	918,232,822
Liabilities
Payables for:
Investments purchased	1,245,840
Fund shares redeemed	886,114
Accrued Expenses:
Management fees	581,128
Distribution and service fees	63,689
Deferred trustees’ fees	180,292
Other expenses	184,852

Total Liabilities	3,141,915

Net Assets	$915,090,907

Net Assets Consist of:
Paid in surplus	$561,240,816
Distributable earnings (Accumulated losses)	353,850,091

Net Assets	$915,090,907

Net Assets
Class A	$581,887,401
Class B	266,498,044
Class E	66,705,462
Capital Shares Outstanding*
Class A	34,541,435
Class B	16,431,974
Class E	4,056,626
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.85
Class B	16.22
Class E	16.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $608,529,075.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$4,405,437
Interest	3,164

Total investment income	4,408,601
Expenses
Management fees	4,185,054
Administration fees	23,642
Custodian and accounting fees	39,797
Distribution and service fees—Class B	371,624
Distribution and service fees—Class E	56,468
Audit and tax services	21,275
Legal	20,427
Shareholder reporting	34,539
Insurance	4,105
Miscellaneous (b)	5,386

Total expenses	4,762,317
Less management fee waiver	(143,149)
Less broker commission recapture	(7,044)

Net expenses	4,612,124

Net Investment Loss	(203,523)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	46,443,949
Foreign currency transactions	(601)

Net realized gain (loss)	46,443,348

Net change in unrealized depreciation on
investments	(313,362,237)

Net realized and unrealized gain (loss)	(266,918,889)

Net Increase (Decrease) in Net Assets From Operations	$(267,122,412)

(a)	Net of foreign withholding taxes of $11,005.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(203,523)	$(1,492,625)
Net realized gain (loss)	46,443,348	170,028,958
Net change in unrealized appreciation (depreciation)	(313,362,237)	34,415,381

Increase (decrease) in net assets from operations	(267,122,412)	202,951,714

From Distributions to Shareholders
Class A	(106,970,605)	(48,870,401)
Class B	(50,463,350)	(23,004,374)
Class E	(12,512,018)	(5,891,827)

Total distributions	(169,945,973)	(77,766,602)

Increase (decrease) in net assets from capital share transactions	137,908,540	(86,583,331)

Total increase (decrease) in net assets	(299,159,845)	38,601,781

Net Assets
Beginning of period	1,214,250,752	1,175,648,971

End of period	$915,090,907	$1,214,250,752

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	259,098	$5,799,498	600,604	$15,278,810
Reinvestments	6,413,106	106,970,605	2,026,977	48,870,401
Redemptions	(1,008,287)	(22,064,104)	(4,551,362)	(116,420,903)

Net increase (decrease)	5,663,917	$90,705,999	(1,923,781)	$(52,271,692)

Class B
Sales	330,741	$7,241,973	782,772	$19,395,958
Reinvestments	3,142,176	50,463,350	981,834	23,004,374
Redemptions	(845,853)	(18,486,925)	(2,744,759)	(68,200,679)

Net increase (decrease)	2,627,064	$39,218,398	(980,153)	$(25,800,347)

Class E
Sales	19,037	$439,691	42,253	$1,060,129
Reinvestments	768,551	12,512,018	248,916	5,891,827
Redemptions	(225,544)	(4,967,566)	(616,551)	(15,463,248)

Net increase (decrease)	562,044	$7,984,143	(325,382)	$(8,511,292)

Increase (decrease) derived from capital shares transactions		$137,908,540		$(86,583,331)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$26.57		$24.01	$20.75	$18.56		$22.65	$21.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	(0.01)	0.03	0.05		0.06	0.08
Net realized and unrealized gain (loss)	(5.94)		4.26	4.74	5.19		(1.21)	3.11

Total income (loss) from investment operations	(5.94)		4.25	4.77	5.24		(1.15)	3.19

Less Distributions
Distributions from net investment income	0.00		(0.02)	(0.04)	(0.05)		(0.08)	(0.09)
Distributions from net realized capital gains	(3.78)		(1.67)	(1.47)	(3.00)		(2.86)	(1.83)

Total distributions	(3.78)		(1.69)	(1.51)	(3.05)		(2.94)	(1.92)

Net Asset Value, End of Period	$16.85		$26.57	$24.01	$20.75		$18.56	$22.65

Total Return (%) (c)	(22.20	)(d)	18.41	25.11	29.68		(6.70)	15.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.84	0.86	0.87		0.86	0.85
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.83	0.85	0.85		0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	0.04	(e)	(0.04)	0.17	0.23		0.25	0.36
Portfolio turnover rate (%)	7	(d)	10	12	11		12	17
Net assets, end of period (in millions)	$581.9		$767.1	$739.6	$670.9		$577.6	$770.2

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$25.79		$23.39	$20.27	$18.18		$22.25	$21.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.07)	(0.02)	(0.00	)(b)	0.00 (b)	0.02
Net realized and unrealized gain (loss)	(5.77)		4.14	4.61	5.09		(1.19)	3.07

Total income (loss) from investment operations	(5.79)		4.07	4.59	5.09		(1.19)	3.09

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00		(0.02)	(0.04)
Distributions from net realized capital gains	(3.78)		(1.67)	(1.47)	(3.00)		(2.86)	(1.83)

Total distributions	(3.78)		(1.67)	(1.47)	(3.00)		(2.88)	(1.87)

Net Asset Value, End of Period	$16.22		$25.79	$23.39	$20.27		$18.18	$22.25

Total Return (%) (c)	(22.29	)(d)	18.12	24.76	29.41		(6.98)	15.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.09	1.11	1.12		1.11	1.10
Net ratio of expenses to average net assets (%) (f)	1.07	(e)	1.08	1.10	1.10		1.09	1.09
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(e)	(0.29)	(0.08)	(0.02)		0.01	0.11
Portfolio turnover rate (%)	7	(d)	10	12	11		12	17
Net assets, end of period (in millions)	$266.5		$356.0	$345.9	$313.9		$271.7	$339.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.07		$23.61	$20.42	$18.30	$22.38	$21.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.05)	0.00 (b)	0.02	0.02	0.04
Net realized and unrealized gain (loss)	(5.84)		4.18	4.67	5.12	(1.19)	3.09

Total income (loss) from investment operations	(5.85)		4.13	4.67	5.14	(1.17)	3.13

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	(0.02)	(0.05)	(0.06)
Distributions from net realized capital gains	(3.78)		(1.67)	(1.47)	(3.00)	(2.86)	(1.83)

Total distributions	(3.78)		(1.67)	(1.48)	(3.02)	(2.91)	(1.89)

Net Asset Value, End of Period	$16.44		$26.07	$23.61	$20.42	$18.30	$22.38

Total Return (%) (c)	(22.29	)(d)	18.21	24.96	29.49	(6.89)	15.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	0.99	1.01	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.98	1.00	1.00	0.99	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(e)	(0.19)	0.02	0.08	0.11	0.21
Portfolio turnover rate (%)	7	(d)	10	12	11	12	17
Net assets, end of period (in millions)	$66.7		$91.1	$90.2	$82.5	$74.3	$93.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $9,097,026, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$70,828,909	$0	$87,301,990

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$4,185,054	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $500 million
0.050%	Over $500 million

Prior to April 29, 2022, the Adviser had agreed, for the period April 30, 2021 to April 28, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $500 million

Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$608,780,162

Gross unrealized appreciation	343,645,747
Gross unrealized (depreciation)	(35,643,161)

Net unrealized appreciation (depreciation)	$308,002,586

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$476,893	$1,172,995	$77,289,709	$73,366,944	$77,766,602	$74,539,939

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$169,756,782	$621,364,823	$—	$791,121,605

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned -37.21%, -37.30%, and -37.29%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -28.07%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes declined considerably in the first half of 2022. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and Federal Reserve interest rate increases starting in mid-March 2022. Investors were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections.

After reaching an all-time high on January 3, 2022, the Standard & Poor’s (“S&P”) 500 Index finished the period down 19.96%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe; however, bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Within the S&P 500 Index, the Energy sector was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch took hold. Typically, defensive sectors such as Utilities, Consumer Staples, and Health Care, finished in negative territory but held up relatively well. The Consumer Discretionary, Communication Services, and Information Technology (“IT”) sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the COVID-19 pandemic and strong consumer demand, also pushed prices higher. The May Consumer Price Index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve (the “Fed”), which at the end of 2021 had forecast that only three 25-basis point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and Agency Mortgage-Backed securities that it had begun to support the economy early in the COVID-19 pandemic and started reducing its balance sheet in June 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative returns and underperformed the Russell 1000 Growth Index for the six-month period. Overall, security selection and sector allocation both detracted from relative performance.

Consumer Discretionary was the leading detractor from relative results, primarily due to weak stock selection. Shares of Rivian came under pressure as the early-stage electric vehicle (“EV”) maker was penalized for various items, including a small production target miss in 2021, the departure of their Chief Operating Officer, an inflation-driven price increase, and lowered 2022 delivery guidance due to supply chain issues.

Security selection and an overweight allocation in Communication Services also hindered relative performance. Shares of Snap sold off due to a combination of headwinds from (1) Apple iOS privacy changes and (2) a significant drop in advertising demand, with macro headwinds putting downward pressure on advertiser budgets. In our view, Snap’s control of the impressionable and highly engaged youth demographic, its relatively low ad load, and its culture of innovation combine to give the platform a relative advantage over competitors.

Weak stock choices in IT such as Apple further detracted from relative performance. Shares of Apple tumbled due to supply chain headwinds, driven by silicon shortages, and macroeconomic factors such as inflation and interest rates that have hurt growth-oriented names. Investors feared a potential slowdown in discretionary and luxury spending that would take place during a recessionary environment. Late in the period, consumer spending data showing a decline in the sale of Apple’s hardware products for the month of May also weighed on the stock. We remain encouraged by the global popularity of Apple’s products and the company’s potential to innovate and maintain consistent sales growth.

Conversely, Health Care contributed to relative performance due to favorable security selection. Shares of United Health Group held up relatively well, due in part to better-than-expected cost trends as utilization returns to normal, stronger-than-expected onboarding of Value Based Care patients within Optum, and innate defensive characteristics that provided additional support.

A lack of exposure to the Materials sector further aided relative performance. The sector underperformed within the benchmark as the disruption of supply in wheat, industrial metals, and other key

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

commodity exports amid the pandemic, coupled with the subsequent severe economic sanctions on Russia, exposed the fragility of global supply chains against a backdrop of already-elevated inflation.

At the end of the period, the Portfolio’s largest overweight relative to the benchmark was in Consumer Discretionary. The Portfolio was also overweight in Communication Services and IT. The Portfolio’s most significant underweight relative to the benchmark was in Consumer Staples. The Portfolio was also underweight in Financials, Industrials, Real Estate, Energy, Materials, Health Care, and Utilities. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	-37.21	-34.71	8.47	12.43
Class B	-37.30	-34.87	8.20	12.15
Class E	-37.29	-34.82	8.30	12.25
Russell 1000 Growth Index	-28.07	-18.77	14.29	14.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Microsoft Corp.	12.3
Amazon.com, Inc.	9.3
Apple, Inc.	6.9
Alphabet, Inc.- Class A	5.1
Alphabet, Inc.- Class C	4.1
UnitedHealth Group, Inc.	3.8
Rivian Automotive, Inc.- Class A	2.8
Visa, Inc.- Class A	2.6
Intuit, Inc.	2.3
Tesla, Inc.	2.3

Top Sectors

% of Net Assets
Information Technology	44.6
Consumer Discretionary	23.2
Communication Services	13.4
Health Care	12.3
Industrials	4.6
Financials	0.4

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.55%	$1,000.00	$627.90	$2.22
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76
Class B (a)	Actual	0.80%	$1,000.00	$627.00	$3.23
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01
Class E (a)	Actual	0.70%	$1,000.00	$627.10	$2.82
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus SE	150,274	$14,755,073

Air Freight & Logistics—1.0%
FedEx Corp.	81,351	18,443,085

Automobiles—6.1%
Ferrari NV (a)	102,857	18,872,202
Rivian Automotive, Inc. - Class A (a) (b)	1,990,758	51,242,111
Tesla, Inc. (b)	62,769	42,269,900

		112,384,213

Biotechnology—0.7%
Argenx SE (ADR) (a)(b)	32,390	12,271,923

Capital Markets—0.2%
MarketAxess Holdings, Inc.	14,089	3,606,925

Commercial Services & Supplies—0.3%
Aurora Innovation, Inc. (a) (b)	276,844	528,772
Cintas Corp.	15,783	5,895,424

		6,424,196

Electrical Equipment—0.6%
Generac Holdings, Inc. (a) (b)	55,334	11,652,234

Electronic Equipment, Instruments & Components—1.2%
Teledyne Technologies, Inc. (b)	59,845	22,448,458

Entertainment—1.9%
Netflix, Inc. (b)	61,769	10,801,545
Sea, Ltd. (ADR) (a) (b)	190,008	12,703,935
Spotify Technology S.A. (b)	120,437	11,300,604

		34,806,084

Health Care Equipment & Supplies—3.1%
Align Technology, Inc. (a) (b)	37,608	8,900,685
Insulet Corp. (a)(b)	23,378	5,095,001
Intuitive Surgical, Inc. (b)	127,290	25,548,376
Stryker Corp. (a)	93,880	18,675,549

		58,219,611

Health Care Providers & Services—5.9%
Cigna Corp.	56,996	15,019,586
HCA Healthcare, Inc.	39,058	6,564,087
Humana, Inc.	37,283	17,451,054
UnitedHealth Group, Inc.	135,649	69,673,396

		108,708,123

Hotels, Restaurants & Leisure—3.9%
Airbnb, Inc. - Class A (b)	64,818	5,773,987
Booking Holdings, Inc. (b)	7,825	13,685,847
Chipotle Mexican Grill, Inc. (b)	16,330	21,347,556
Expedia Group, Inc. (b)	110,764	10,503,750
Las Vegas Sands Corp. (a) (b)	330,474	11,100,622
Wynn Resorts, Ltd. (a) (b)	174,349	9,934,406

		72,346,168

Interactive Media & Services—11.5%
Alphabet, Inc. - Class A (b)	43,506	94,810,886
Alphabet, Inc. - Class C (b)	35,053	76,676,685
Match Group, Inc. (a)(b)	159,421	11,110,049
Meta Platforms, Inc. - Class A (b)	114,549	18,471,026
Snap, Inc. - Class A (a) (b)	877,997	11,528,101

		212,596,747

Internet & Direct Marketing Retail—10.2%
Amazon.com, Inc. (b)	1,614,920	171,520,653
Coupang, Inc. (a) (b)	461,320	5,881,830
DoorDash, Inc. - Class A (a) (b)	145,755	9,353,099
Maplebear, Inc. † (b)(c)(d)	17,978	1,287,045
Maplebear, Inc. (Non-Voting Shares) † (b) (c) (d)	939	67,223

		188,109,850

IT Services—8.2%
Block, Inc. (b)	40,009	2,458,953
Block, Inc. (Australian Depositary Receipts) (b)	96,448	5,943,260
Fiserv, Inc. (b)	251,757	22,398,820
Global Payments, Inc.	92,920	10,280,669
MasterCard, Inc. - Class A	131,082	41,353,749
MongoDB, Inc. (a)(b)	37,303	9,680,129
Snowflake, Inc. - Class A (a) (b)	52,382	7,284,241
Stripe, Inc. - Class B † (b) (c) (d)	63,278	1,457,925
Twilio, Inc. - Class A (a) (b)	35,928	3,011,126
Visa, Inc. - Class A (a)	240,564	47,364,646

		151,233,518

Leisure Products—0.2%
Peloton Interactive, Inc. - Class A (a) (b)	397,735	3,651,207

Life Sciences Tools & Services—0.6%
Avantor, Inc. (b)	373,865	11,627,201

Pharmaceuticals—1.9%
AstraZeneca plc (ADR) (a)	91,467	6,043,225
Eli Lilly and Co.	91,953	29,813,921

		35,857,146

Professional Services—1.0%
TransUnion (a)	163,044	13,041,890
Verisk Analytics, Inc.	33,547	5,806,650

		18,848,540

Road & Rail—0.5%
Old Dominion Freight Line, Inc. (a)	37,250	9,546,430

Semiconductors & Semiconductor Equipment—5.1%
Advanced Micro Devices, Inc. (b)	294,836	22,546,109
ASML Holding NV	67,845	32,286,078
NVIDIA Corp.	258,435	39,176,162

		94,008,349

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—22.9%
Atlassian Corp. plc - Class A (b)	60,205	$11,282,417
Bill.com Holdings, Inc. (a) (b)	40,323	4,433,111
Black Knight, Inc. (b)	261,686	17,111,648
Ceridian HCM Holding, Inc. (a) (b)	102,866	4,842,931
Datadog, Inc. - Class A (b)	73,280	6,979,187
Epic Games, Inc. † (b) (c) (d)	7,860	7,309,800
Hashicorp, Inc. - Class A (a) (b)	30,645	902,189
Intuit, Inc.	110,636	42,643,540
Magic Leap, Inc. - Class A † (b) (c) (d)	10,914	209,569
Microsoft Corp.	882,009	226,526,371
Monday.com, Ltd. (a) (b)	26,981	2,783,360
Roper Technologies, Inc.	42,089	16,610,424
Salesforce, Inc. (b)	204,803	33,800,687
SentinelOne, Inc. - Class A (a) (b)	290,779	6,783,874
ServiceNow, Inc. (b)	68,389	32,520,337
Trade Desk, Inc. (The) - Class A (b)	187,699	7,862,711

		422,602,156

Specialty Retail—1.8%
Carvana Co. (a)(b)	90,352	2,040,148
Floor & Decor Holdings, Inc. - Class A (a) (b)	63,934	4,025,285
Ross Stores, Inc.	388,030	27,251,347

		33,316,780

Technology Hardware, Storage & Peripherals—6.9%
Apple, Inc.	936,115	127,985,643

Textiles, Apparel & Luxury Goods—0.6%
Lululemon Athletica, Inc. (a) (b)	37,450	10,209,244

Total Common Stocks (Cost $1,481,639,529)		1,795,658,904

Convertible Preferred Stocks—1.3%

Automobiles—0.8%
GM Cruise Holdings LLC - Series F † (b) (c) (d)	196,100	5,686,900
Nuro, Inc. - Series C † (b) (c) (d)	179,741	3,746,830
Sila Nano, Inc. - Series F † (b) (c) (d)	52,110	1,624,269
Waymo LLC - Series A-2 † (b) (c) (d)	26,511	2,431,642

		13,489,641

Internet & Direct Marketing Retail—0.5%
ANT International Co., Ltd. - Class C † (b) (c) (d)	2,147,070	4,229,729
Maplebear, Inc.
Series A † (b) (c) (d)	2,525	180,765
Series G † (b) (c) (d)	36,727	2,629,286
Rappi, Inc. - Series E † (b) (c) (d)	52,748	2,718,104

		9,757,884

Total Convertible Preferred Stocks (Cost $23,607,524)		23,247,525

Short-Term Investment—1.6%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—1.6%
T. Rowe Price Government Reserve Fund (e)	29,628,885	$29,628,885

Total Short-Term Investments (Cost $29,628,885)		29,628,885

Securities Lending Reinvestments (f)—11.2%

Certificates of Deposit—5.2%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (g)	5,000,000	5,000,309
Bank of Nova Scotia 1.640%, SOFR + 0.130%, 07/07/22 (g)	3,000,000	3,000,051
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (g)	4,000,000	3,995,044
2.020%, SOFR + 0.510%, 03/15/23 (g)	5,000,000	4,996,445
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (g)	4,000,000	3,993,625
2.010%, SOFR + 0.500%, 03/03/23 (g)	4,000,000	3,998,953
Credit Agricole Corp. & Investment Bank (NY) 1.700%, 09/01/22	5,000,000	4,997,630
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (g)	4,000,000	3,999,740
Credit Industriel et Commercial (NY) 1.720%, SOFR + 0.210%, 11/08/22 (g)	3,000,000	2,997,717
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (g)	3,000,000	2,999,358
Mitsubishi UFJ Trust and Banking Corp. 1.670%, SOFR + 0.160%, 07/22/22 (g)	2,000,000	1,999,780
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (g)	3,000,000	2,999,604
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (g)	2,000,000	2,000,000
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (g)	2,000,000	2,000,368
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (g)	4,000,000	3,999,740
1.810%, SOFR + 0.300%, 07/14/22 (g)	5,000,000	5,000,000
Oversea-Chinese Banking Corp., Ltd. 1.960%, SOFR + 0.440%, 09/26/22 (g)	5,000,000	5,001,215
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (g)	3,000,000	2,996,634
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (g)	3,000,000	2,999,015
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (g)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (g)	5,000,000	4,999,100
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 07/29/22	3,000,000	2,995,980
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (g)	5,000,000	4,999,855

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (g)	4,000,000	$4,004,045
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (g)	7,000,000	6,990,144

		96,963,098

Commercial Paper—1.4%
Alpine Ltd 2.370%, 09/26/22	5,000,000	5,000,000
Australia & New Zealand Banking Group, Ltd. 1.930%, SOFR + 0.420%, 12/19/22 (g)	3,000,000	3,000,990
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (g)	2,000,000	1,999,962
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (g)	4,000,000	4,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (g)	5,000,000	4,999,050
UBS AG 2.090%, SOFR + 0.570%, 03/23/23 (g)	6,000,000	6,000,000

		25,000,002

Repurchase Agreements—3.6%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $3,000,129; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $5,009,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $5,100,260.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $4,995,218; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $5,101,910.	4,995,000	4,995,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $9,502,900; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $9,703,329.	9,500,000	9,500,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $24,007,933; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $26,467,367.	24,000,000	24,000,000

Repurchase Agreements—(Continued)
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $17,194,632; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $17,540,613.	17,193,940	17,193,940
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $1,000,337; collateralized by various Common Stock with an aggregate market value of $1,111,781.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $900,041; collateralized by various Common Stock with an aggregate market value of $1,000,235.	900,000	900,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $1,000,325; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000

		66,588,940

Time Deposit—0.1%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (h)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 1.470% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (h)	3,000,000	3,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (h)	3,000,000	3,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (h)	3,000,000	3,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $206,585,766)		206,552,040

Total Investments—111.2% (Cost $1,741,461,704)		2,055,087,354
Other assets and liabilities (net)—(11.2)%		(206,208,263)

Net Assets—100.0%		$1,848,879,091

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2022, the market value of restricted securities was $33,579,087, which is 1.8% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(a)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $197,153,306 and the collateral received consisted of cash in the amount of $206,578,624 and non-cash collateral with a value of $73,091. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent 1.8% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd.—Class C	06/07/18	2,147,070	$8,183,290	$4,229,729
Epic Games, Inc.	06/18/20	7,860	4,519,500	7,309,800
GM Cruise Holdings LLC—Series F	05/07/19	196,100	3,578,825	5,686,900
Magic Leap, Inc.—Class A	01/20/16-10/12/17	10,914	5,305,346	209,569
Maplebear, Inc.	08/07/20	17,978	832,991	1,287,045
Maplebear, Inc.—Series G	07/02/20	36,727	1,766,271	2,629,286
Maplebear, Inc.—Series A	11/18/20	2,525	154,056	180,765
Maplebear, Inc. (Non-Voting Shares)	08/07/20	939	43,508	67,223
Nuro, Inc.—Series C	10/30/20	179,741	2,346,447	3,746,830
Rappi, Inc.—Series E	09/08/20-09/24/20	52,748	3,151,484	2,718,104
Sila Nano, Inc.—Series F	01/07/21	52,110	2,150,726	1,624,269
Stripe, Inc.—Class B	12/17/19	63,278	992,832	1,457,925
Waymo LLC—Series A-2	05/08/20	26,511	2,276,425	2,431,642

				$33,579,087

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$14,755,073	$—	$14,755,073
Air Freight & Logistics	18,443,085	—	—	18,443,085
Automobiles	112,384,213	—	—	112,384,213
Biotechnology	12,271,923	—	—	12,271,923
Capital Markets	3,606,925	—	—	3,606,925
Commercial Services & Supplies	6,424,196	—	—	6,424,196
Electrical Equipment	11,652,234	—	—	11,652,234
Electronic Equipment, Instruments & Components	22,448,458	—	—	22,448,458
Entertainment	34,806,084	—	—	34,806,084
Health Care Equipment & Supplies	58,219,611	—	—	58,219,611
Health Care Providers & Services	108,708,123	—	—	108,708,123
Hotels, Restaurants & Leisure	72,346,168	—	—	72,346,168
Interactive Media & Services	212,596,747	—	—	212,596,747
Internet & Direct Marketing Retail	186,755,582	—	1,354,268	188,109,850
IT Services	143,832,333	5,943,260	1,457,925	151,233,518
Leisure Products	3,651,207	—	—	3,651,207
Life Sciences Tools & Services	11,627,201	—	—	11,627,201
Pharmaceuticals	35,857,146	—	—	35,857,146
Professional Services	18,848,540	—	—	18,848,540
Road & Rail	9,546,430	—	—	9,546,430
Semiconductors & Semiconductor Equipment	94,008,349	—	—	94,008,349
Software	415,082,787	—	7,519,369	422,602,156
Specialty Retail	33,316,780	—	—	33,316,780
Technology Hardware, Storage & Peripherals	127,985,643	—	—	127,985,643
Textiles, Apparel & Luxury Goods	10,209,244	—	—	10,209,244
Total Common Stocks	1,764,629,009	20,698,333	10,331,562	1,795,658,904
Total Convertible Preferred Stocks*	—	—	23,247,525	23,247,525
Total Short-Term Investment*	29,628,885	—	—	29,628,885
Securities Lending Reinvestments
Certificates of Deposit	—	96,963,098	—	96,963,098
Commercial Paper	—	25,000,002	—	25,000,002
Repurchase Agreements	—	66,588,940	—	66,588,940
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	16,000,000	—	—	16,000,000
Total Securities Lending Reinvestments	16,000,000	190,552,040	—	206,552,040
Total Investments	$1,810,257,894	$211,250,373	$33,579,087	$2,055,087,354

Collateral for Securities Loaned (Liability)	$—	$(206,578,624)	$—	$(206,578,624)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2021	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2022	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at June 30, 2022
Common Stocks
Internet & Direct Marketing Retail	$2,246,394	$(892,126)	$1,354,268	$(892,126)
IT Services	4,090,923	(2,632,998)	1,457,925	(2,632,998)
Software	7,767,844	(248,475)	7,519,369	(248,475)
Convertible Preferred Stocks
Automobiles	13,496,433	(6,792)	13,489,641	(6,792)
Internet & Direct Marketing Retail	15,921,722	(6,163,838)	9,757,884	(6,163,838)

	$43,523,316	$(9,944,229)	$33,579,087	$(9,944,229)

	Fair Value at June 30, 2022		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet & Direct Marketing Retail	$1,354,268 (a)		Market Transaction Method	Precedent Transaction	$118.75	$125.00	$121.88	Increase
			Comparable Company Analysis	Enterprise Value/EBITDA	10.6x	41.2x	22.8x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
IT Services	1,457,925		Comparable Company Analysis	Enterprise Value/Gross Profit	16.4x	21.7x	19.1x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	7,309,800		Market Transaction Method	Precedent Transaction	$930.00	$930.00	$930.00	Increase
	209,569		Market Transaction Method	Precedent Transaction (Split Adj.)	$19.20	$19.20	$19.20	Increase
Convertible Preferred Stocks
Automobiles	5,686,900		Market Transaction Method	Tender Offer	$29.00	$29.00	$29.00	Increase
	3,746,830		Market Transaction Method	Precedent Transaction	$20.85	$20.85	$20.85	Increase
	1,624,269	(a)	Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
			Comparable Company Analysis	Enterprise Value/Revenue	6.2x	6.2x	6.2x	Increase
				Enterprise Value/EBITDA	4.3x	4.3x	4.3x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	2,431,642		Market Transaction Method	Precedent Transaction	$91.72	$91.72	$91.72	Increase
Internet & Direct Marketing Retail	4,229,729		Comparable Company Analysis	Price/Earnings Multiple	7.1x	19.9x	12.8x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	2,810,051	(a)	Market Transaction Method	Precedent Transaction	$118.75	$125.00	$121.88	Increase
			Comparable Company Analysis	Enterprise Value/EBITDA	10.6x	41.2x	22.8x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	2,718,104	(a)	Market Transaction Method	Precedent Transaction	$64.42	$64.42	$64.42	Increase
			Comparable Company Analysis	Enterprise Value/Revenue	3.3x	4.8x	4.1x	Increase
				Enterprise Value/GMV	0.5x	0.7x	0.6x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease

(a)

For the period ended June 30, 2022, the valuation technique changed to a multi-tiered approach. The investments were previously valued utilizing only the precedent transaction price. The change was due to the consideration of the market environment and the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$2,025,458,469
Affiliated investments at value (c)	29,628,885
Cash	1,322,098
Cash denominated in foreign currencies (d)	172
Receivable for:
Investments sold	54,530
Fund shares sold	2,083,843
Dividends	300,677
Dividends on affiliated investments	31,564

Total Assets	2,058,880,238
Liabilities
Collateral for securities loaned	206,578,624
Payables for:
Investments purchased	958,914
Affiliated investments purchased	30,371
Fund shares redeemed	962,026
Accrued Expenses:
Management fees	823,869
Distribution and service fees	175,759
Deferred trustees’ fees	180,292
Other expenses	291,292

Total Liabilities	210,001,147

Net Assets	$1,848,879,091

Net Assets Consist of:
Paid in surplus	$1,555,792,576
Distributable earnings (Accumulated losses)	293,086,515

Net Assets	$1,848,879,091

Net Assets
Class A	$1,005,622,775
Class B	813,279,600
Class E	29,976,716
Capital Shares Outstanding*
Class A	67,627,300
Class B	57,393,616
Class E	2,063,917
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.87
Class B	14.17
Class E	14.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,711,832,819.
(b)	Includes securities loaned at value of $197,153,306.
(c)	Identified cost of affiliated investments was $29,628,885.
(d)	Identified cost of cash denominated in foreign currencies was $173.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$4,101,936
Dividends from affiliated investments	71,072
Securities lending income	276,633

Total investment income	4,449,641
Expenses
Management fees	6,672,768
Administration fees	45,116
Custodian and accounting fees	79,307
Distribution and service fees—Class B	1,234,217
Distribution and service fees—Class E	28,691
Audit and tax services	27,226
Legal	20,427
Shareholder reporting	35,024
Insurance	9,533
Miscellaneous (b)	9,414

Total expenses	8,161,723
Less management fee waiver	(841,357)

Net expenses	7,320,366

Net Investment Loss	(2,870,725)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(11,131,135)
Foreign currency transactions	(20,235)

Net realized gain (loss)	(11,151,370)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,048,768,396)
Foreign currency transactions	(157)

Net change in unrealized appreciation (depreciation)	(1,048,768,553)

Net realized and unrealized gain (loss)	(1,059,919,923)

Net Increase (Decrease) in Net Assets From Operations	$(1,062,790,648)

(a)	Net of foreign withholding taxes of $97,947.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,870,725)	$(9,296,197)
Net realized gain (loss)	(11,151,370)	447,750,178
Net change in unrealized appreciation (depreciation)	(1,048,768,553)	85,191,466

Increase (decrease) in net assets from operations	(1,062,790,648)	523,645,447

From Distributions to Shareholders
Class A	(234,602,143)	(167,172,412)
Class B	(196,288,716)	(139,704,635)
Class E	(7,168,360)	(5,966,155)

Total distributions	(438,059,219)	(312,843,202)

Increase (decrease) in net assets from capital share transactions	526,502,072	(121,783,411)

Total increase (decrease) in net assets	(974,347,795)	89,018,834

Net Assets
Beginning of period	2,823,226,886	2,734,208,052

End of period	$1,848,879,091	$2,823,226,886

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	4,431,700	$99,426,177	1,170,522	$35,484,565
Reinvestments	15,619,317	234,602,143	5,947,080	167,172,412
Redemptions	(1,222,943)	(28,749,845)	(10,659,583)	(326,075,286)

Net increase (decrease)	18,828,074	$305,278,475	(3,541,981)	$(123,418,309)

Class B
Sales	3,587,516	$78,793,648	2,992,998	$87,816,552
Reinvestments	13,716,891	196,288,716	5,143,764	139,704,635
Redemptions	(2,487,209)	(56,354,332)	(7,600,057)	(223,743,951)

Net increase (decrease)	14,817,198	$218,728,032	536,705	$3,777,236

Class E
Sales	30,189	$683,255	148,109	$4,393,635
Reinvestments	488,641	7,168,360	215,774	5,966,155
Redemptions	(217,844)	(5,356,050)	(417,580)	(12,502,128)

Net increase (decrease)	300,986	$2,495,565	(53,697)	$(2,142,338)

Increase (decrease) derived from capital shares transactions		$526,502,072		$(121,783,411)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$30.81		$28.79	$22.93		$20.71	$25.34	$20.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.06)	(0.01)		0.06	0.11	0.10
Net realized and unrealized gain (loss)	(11.40)		5.55	7.90		5.91	0.23	6.55

Total income (loss) from investment operations	(11.42)		5.49	7.89		5.97	0.34	6.65

Less Distributions
Distributions from net investment income	0.00		0.00	(0.06)		(0.10)	(0.11)	(0.07)
Distributions from net realized capital gains	(4.52)		(3.47)	(1.97)		(3.65)	(4.86)	(1.42)

Total distributions	(4.52)		(3.47)	(2.03)		(3.75)	(4.97)	(1.49)

Net Asset Value, End of Period	$14.87		$30.81	$28.79		$22.93	$20.71	$25.34

Total Return (%) (b)	(37.21	)(c)	20.22	36.95		30.99	(0.94)	33.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.63		0.63	0.62	0.63
Net ratio of expenses to average net assets (%) (e) (f)	0.55	(d)	0.54	0.55		0.55	0.55	0.56
Ratio of net investment income (loss) to average net assets (%)	(0.14	)(d)	(0.21)	(0.05)		0.26	0.45	0.42
Portfolio turnover rate (%)	15	(c)	21	33		26	39	49
Net assets, end of period (in millions)	$1,005.6		$1,503.7	$1,507.0		$1,427.4	$1,259.7	$1,594.6

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$29.74		$27.96	$22.32		$20.25	$24.87	$19.84

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.04)		(0.14)	(0.07)		0.00 (g)	0.05	0.04
Net realized and unrealized gain (loss)	(11.01)		5.39	7.68		5.76	0.24	6.43

Total income (loss) from investment operations	(11.05)		5.25	7.61		5.76	0.29	6.47

Less Distributions
Distributions from net investment income	0.00		0.00	(0.00	)(h)	(0.04)	(0.05)	(0.02)
Distributions from net realized capital gains	(4.52)		(3.47)	(1.97)		(3.65)	(4.86)	(1.42)

Total distributions	(4.52)		(3.47)	(1.97)		(3.69)	(4.91)	(1.44)

Net Asset Value, End of Period	$14.17		$29.74	$27.96		$22.32	$20.25	$24.87

Total Return (%) (b)	(37.30	) (c)	19.95	36.64		30.59	(1.15)	33.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.88		0.88	0.87	0.88
Net ratio of expenses to average net assets (%) (e) (f)	0.80	(d)	0.79	0.80		0.80	0.80	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.40	)(d)	(0.46)	(0.30)		0.01	0.21	0.17
Portfolio turnover rate (%)	15	(c)	21	33		26	39	49
Net assets, end of period (in millions)	$813.3		$1,266.1	$1,175.6		$973.6	$801.5	$874.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.29		$28.39	$22.63	$20.49	$25.11	$20.01

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.03)		(0.11)	(0.05)	0.02	0.07	0.06
Net realized and unrealized gain (loss)	(11.22)		5.48	7.80	5.84	0.25	6.50

Total income (loss) from investment operations	(11.25)		5.37	7.75	5.86	0.32	6.56

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.07)	(0.08)	(0.04)
Distributions from net realized capital gains	(4.52)		(3.47)	(1.97)	(3.65)	(4.86)	(1.42)

Total distributions	(4.52)		(3.47)	(1.99)	(3.72)	(4.94)	(1.46)

Net Asset Value, End of Period	$14.52		$30.29	$28.39	$22.63	$20.49	$25.11

Total Return (%)(b)	(37.29	)(c)	20.08	36.79	30.70	(1.05)	33.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.78	0.78	0.77	0.78
Net ratio of expenses to average net assets (%) (e) (f)	0.70	(d)	0.69	0.70	0.70	0.70	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.30	)(d)	(0.36)	(0.20)	0.11	0.30	0.27
Portfolio turnover rate (%)	15	(c)	21	33	26	39	49
Net assets, end of period (in millions)	$30.0		$53.4	$51.6	$42.0	$35.8	$42.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2022 and 0.03% for the year ended December 31, 2021 and 0.02% for each of the years ended December 31, 2020 through 2018 and 0.03% for the year ended December 31, 2017 (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified.

Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $66,588,940, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$ 447,864,810	$0	$ 351,338,555

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$6,672,768	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 amounted to $569,939 and are included in the total amount shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2022 amounted to $271,418 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of June 30, 2022	Income earned from affiliates during the period	Number of shares held June 30, 2022
T. Rowe Price Government Reserve Fund	$40,572,196	$261,636,612	$(272,579,923)	$29,628,885	$71,072	29,628,885

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,747,274,941

Gross unrealized appreciation	556,431,000
Gross unrealized (depreciation)	(248,618,587)

Net unrealized appreciation (depreciation)	$307,812,413

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$40,942,869	$3,457,498	$271,900,333	$193,175,434	$312,843,202	$196,632,932

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$43,467,423	$394,091,152	$1,356,580,935	$—	$1,794,139,510

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned -26.47%, -26.58%, -26.55%, and -26.61%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index¹, returned -28.63%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes declined considerably in the first half of 2022. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and Federal Reserve interest rate increases starting in mid-March 2022. Investors were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections.

After reaching an all-time high on January 3, 2022, the Standard & Poor’s (“S&P”) 500 Index finished the period down 19.96%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe; however, bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Within the S&P 500 Index, the Energy sector was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically, defensive sectors, such as Utilities, Consumer Staples, and Health Care, finished in negative territory but held up relatively well. The Consumer Discretionary, Communication Services, and Information Technology (“IT”) sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the COVID-19 pandemic and strong consumer demand, also pushed prices higher. The May Consumer Price Index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve (the “Fed”), which at the end of 2021 had forecast that only three 25-basis point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and Agency Mortgage-Backed securities that it had begun to support the economy early in the COVID-19 pandemic and started reducing its balance sheet in June 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered negative returns but outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the six months ended June 30, 2022. Overall, stock selection drove relative outperformance. IT was the largest contributor to relative performance due to stock selection. Exlservice Holdings is a data analytics and digital solutions provider. We believe the company has defensive growth characteristics due to long-term contracts, which are increasingly attractive in the current market environment. Furthermore, the company trades at a reasonable valuation relative to its revenue growth rate and other capital allocation characteristics, making it a favorable company to own in our view.

The Health Care sector also boosted relative performance, led by stock selection. Molina Healthcare is a Medicaid managed care company. The company contracts with various state governments to provide health care coverage for lower-income individuals. While shares were pressured in part by Medicaid redetermination concerns, we continued to like the company’s management team and believe they will continue to make sound capital allocation decisions to support organic growth of the business and further expand market share via tuck-in acquisitions.

Financials was another area of relative strength due to favorable stock selection, driven by LPL Financial Holdings. LPL Financial Holdings is the nation’s largest independent broker-dealer, providing brokerage, custody, clearing, research, and trading services to over 16,000 financial advisors. It is also the largest provider of wealth management services in the bank channel. Because many independent advisors make most of their profits from client cash balances, LPL is highly levered to rising rates. As a result, the stock performed well as the Fed began to raise short-term rates this year.

Conversely, stock choices like Scotts Miracle-Gro in the Materials sector hurt relative performance. Scotts Miracle-Gro produces and distributes lawn and garden care products, with a portfolio including brands such as Scotts, Miracle-Gro, and Ortho. Shares traded lower as weather proved to be a meaningful headwind for retail sales in the first half of 2022, as a late start to spring weather dampened sales in fertilizer and grass seed products. Furthermore, higher-than-expected commodity costs have also contributed to more conservative guidance by the company this year.

Stock choices like Trex in the Industrials sector also detracted from relative performance. Trex manufactures composite decking and railing and

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

accessories, primarily for residential purposes. The company also makes rail and staging systems for venues and commercial buildings. Shares declined due in part to concerns that a general slowdown in consumer spending, driven by inflation and rising interest rates, will impact demand for the company’s products. We continue to believe that the company has multiyear growth tailwinds based on demand for residential outdoor living spaces and that Trex’s capacity investments should support continued earnings and revenue growth over the next few years.

At the end of the period, relative to the benchmark, the Portfolio’s largest underweight was in the Materials sector. It was also underweight in the Communication Services, Real Estate, Consumer Discretionary, Energy, and Industrial sectors. Conversely, the most significant overweight was in the Utilities sector. The Portfolio also had overweight positions in the Health Care, Financials, and IT sectors. While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI U.S. Small Cap Growth Index represents companies in the MSCI U.S. Small Cap 1750 Index exhibiting an overall growth orientation (the MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market). It is a free float-adjusted, market cap-weighted index.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	-26.47	-23.23	7.05	11.52	—
Class B	-26.58	-23.43	6.77	11.24	—
Class E	-26.55	-23.38	6.87	11.35	—
Class G	-26.61	-23.48	6.71	—	7.78
MSCI U.S. Small Cap Growth Index	-28.63	-30.28	7.46	10.79	7.63

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
Casella Waste Systems, Inc.- Class A	1.0
Exponent, Inc.	0.9
AMN Healthcare Services, Inc.	0.9
CACI International, Inc.- Class A	0.8
BJ’s Wholesale Club Holdings, Inc.	0.8
Biohaven Pharmaceutical Holding Co., Ltd.	0.8
Manhattan Associates, Inc.	0.8
ExlService Holdings, Inc.	0.8
Life Storage, Inc.	0.8
Saia, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	23.6
Information Technology	21.1
Industrials	17.5
Consumer Discretionary	12.6
Consumer Staples	4.9
Materials	4.2
Energy	3.9
Financials	3.9
Real Estate	2.9
Communication Services	2.5

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.47%	$1,000.00	$735.30	$2.02
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

Class B (a)	Actual	0.72%	$1,000.00	$734.20	$3.10
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class E (a)	Actual	0.62%	$1,000.00	$734.50	$2.67
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class G (a)	Actual	0.77%	$1,000.00	$733.90	$3.31
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Curtiss-Wright Corp. (a)	40,156	$5,303,001
Hexcel Corp. (a)	78,151	4,088,079
Mercury Systems, Inc. (b)	44,569	2,867,124
Moog, Inc.- Class A (a)	31,139	2,472,125
Woodward, Inc. (a)	28,475	2,633,653

		17,363,982

Air Freight & Logistics—0.4%
GXO Logistics, Inc. (b)	113,514	4,911,751

Auto Components—0.6%
Dorman Products, Inc. (a) (b)	29,100	3,192,561
LCI Industries	15,984	1,788,290
Patrick Industries, Inc.	30,228	1,567,019

		6,547,870

Banks—0.8%
Bancorp, Inc. (The) (b)	57,328	1,119,043
First Bancorp	41,577	1,451,037
Metropolitan Bank Holding Corp. (a) (b)	17,173	1,192,150
Signature Bank	12,997	2,329,192
Western Alliance Bancorp	44,314	3,128,568

		9,219,990

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a) (b)	6,304	1,909,923
Coca-Cola Consolidated, Inc. (a)	12,113	6,830,521

		8,740,444

Biotechnology—9.1%
ACADIA Pharmaceuticals, Inc. (b)	119,864	1,688,884
Agios Pharmaceuticals, Inc. (a) (b)	55,368	1,227,509
Alector, Inc. (a) (b)	49,782	505,785
Alkermes plc (b)	166,215	4,951,545
Allogene Therapeutics, Inc. (a) (b)	40,292	459,329
Amicus Therapeutics, Inc. (b)	167,196	1,795,685
Apellis Pharmaceuticals, Inc. (b)	66,497	3,006,994
Biohaven Pharmaceutical Holding Co., Ltd. (b)	63,491	9,251,274
Blueprint Medicines Corp. (a) (b)	63,971	3,231,175
C4 Therapeutics, Inc. (a) (b)	12,500	94,250
CareDx, Inc. (b)	48,487	1,041,501
Cerevel Therapeutics Holdings, Inc. (a) (b)	46,366	1,225,917
ChemoCentryx, Inc. (a) (b)	35,522	880,235
CRISPR Therapeutics AG (a) (b)	57,682	3,505,335
Denali Therapeutics, Inc. (a) (b)	65,948	1,940,850
Emergent BioSolutions, Inc. (a) (b)	16,761	520,261
Exact Sciences Corp. (a) (b)	22,590	889,820
Exelixis, Inc. (b)	108,006	2,248,685
Fate Therapeutics, Inc. (a) (b)	57,610	1,427,576
Generation Bio Co. (b)	68,300	448,048
Global Blood Therapeutics, Inc. (a) (b)	65,228	2,084,035
Halozyme Therapeutics, Inc. (a) (b)	192,439	8,467,316
Horizon Therapeutics plc (b)	73,940	5,897,454
IGM Biosciences, Inc. (a) (b)	22,768	410,507
Insmed, Inc. (a) (b)	174,516	3,441,455

Biotechnology—(Continued)
Intellia Therapeutics, Inc. (b)	53,687	2,778,839
Ionis Pharmaceuticals, Inc. (b)	108,347	4,011,006
Iovance Biotherapeutics, Inc. (a) (b)	94,444	1,042,662
Karuna Therapeutics, Inc. (a) (b)	16,294	2,061,354
Kymera Therapeutics, Inc. (a) (b)	22,915	451,196
Madrigal Pharmaceuticals, Inc. (b)	4,963	355,251
Mirati Therapeutics, Inc. (a) (b)	18,046	1,211,428
Monte Rosa Therapeutics, Inc. (a) (b)	9,800	94,766
Morphic Holding, Inc. (b)	16,800	364,560
Neurocrine Biosciences, Inc. (b)	32,046	3,123,844
Nurix Therapeutics, Inc. (a) (b)	23,600	299,012
Prothena Corp. plc (a) (b)	57,180	1,552,437
PTC Therapeutics, Inc. (b)	78,784	3,156,087
Replimune Group, Inc. (b)	52,779	922,577
Rocket Pharmaceuticals, Inc. (a) (b)	44,470	611,907
Sage Therapeutics, Inc. (a) (b)	41,892	1,353,112
Sarepta Therapeutics, Inc. (b)	66,223	4,964,076
Scholar Rock Holding Corp. (b)	54,777	300,726
Seagen, Inc. (b)	16,800	2,972,592
Turning Point Therapeutics, Inc. (b)	52,733	3,968,158
Twist Bioscience Corp. (a) (b)	36,698	1,282,962
Ultragenyx Pharmaceutical, Inc. (a) (b)	70,683	4,216,948
Xencor, Inc. (a) (b)	77,624	2,124,569
Zentalis Pharmaceuticals, Inc. (a) (b)	24,973	701,741

		104,563,235

Building Products—1.9%
AAON, Inc. (a)	41,300	2,261,588
Builders FirstSource, Inc. (b)	122,894	6,599,408
CSW Industrials, Inc. (a)	24,390	2,512,901
Gibraltar Industries, Inc. (b)	26,795	1,038,306
Trex Co., Inc. (b)	46,802	2,546,965
UFP Industries, Inc. (a)	96,648	6,585,595

		21,544,763

Capital Markets—1.7%
Blue Owl Capital, Inc. (a)	277,600	2,784,328
Cboe Global Markets, Inc.	12,764	1,444,757
FactSet Research Systems, Inc.	10,242	3,938,766
LPL Financial Holdings, Inc. (a)	39,058	7,205,420
MarketAxess Holdings, Inc.	16,401	4,198,820

		19,572,091

Chemicals—2.2%
Axalta Coating Systems, Ltd. (b)	173,600	3,838,296
Balchem Corp.	25,200	3,269,448
Chase Corp. (a)	21,340	1,660,465
Element Solutions, Inc. (a)	228,874	4,073,957
HB Fuller Co. (a)	50,418	3,035,668
Ingevity Corp. (b)	55,332	3,493,663
Livent Corp. (a) (b)	157,905	3,582,864
Scotts Miracle-Gro Co. (The)	22,819	1,802,473

		24,756,834

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—1.9%
Casella Waste Systems, Inc.- Class A (a) (b)	158,295	$11,504,881
Clean Harbors, Inc. (b)	49,723	4,359,215
IAA, Inc. (a) (b)	113,789	3,728,865
MSA Safety, Inc.	23,181	2,806,524

		22,399,485

Communications Equipment—0.5%
Lumentum Holdings, Inc. (a) (b)	59,357	4,714,133
Ubiquiti, Inc. (a)	3,902	968,515

		5,682,648

Construction & Engineering—1.3%
Comfort Systems USA, Inc. (a)	71,002	5,903,816
EMCOR Group, Inc.	63,804	6,569,260
WillScot Mobile Mini Holdings Corp. (a) (b)	68,000	2,204,560

		14,677,636

Construction Materials—0.4%
Eagle Materials, Inc.	38,332	4,214,220

Consumer Finance—0.2%
SLM Corp.	150,326	2,396,196

Containers & Packaging—0.9%
Berry Global Group, Inc. (b)	61,457	3,358,011
Graphic Packaging Holding Co.	321,700	6,594,850

		9,952,861

Distributors—0.5%
Pool Corp.	16,623	5,838,496

Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc. (b)	19,062	1,611,120
Carriage Services, Inc. (a)	29,400	1,165,710
Terminix Global Holdings, Inc. (b)	126,721	5,151,209

		7,928,039

Diversified Telecommunication Services—0.8%
Cogent Communications Holdings, Inc.	62,425	3,792,943
Iridium Communications, Inc. (b)	131,549	4,940,980

		8,733,923

Electrical Equipment—0.5%
Atkore, Inc. (b)	73,874	6,132,281

Electronic Equipment, Instruments & Components—2.9%
Advanced Energy Industries, Inc. (a)	57,357	4,185,914
Cognex Corp.	47,829	2,033,689
ePlus, Inc. (b)	33,734	1,791,950
Fabrinet (a) (b)	55,384	4,491,642
Littelfuse, Inc.	23,474	5,963,335
Novanta, Inc. (a) (b)	56,771	6,884,619
Teledyne Technologies, Inc. (b)	12,810	4,805,159
Zebra Technologies Corp.- Class A (b)	10,371	3,048,556

		33,204,864

Energy Equipment & Services—0.7%
Cactus, Inc.- Class A (a)	98,994	3,986,488
ChampionX Corp.	109,636	2,176,275
Nabors Industries, Ltd. (b)	8,400	1,124,760
ProPetro Holding Corp. (a) (b)	131,481	1,314,810

		8,602,333

Equity Real Estate Investment Trusts—2.9%
Equity LifeStyle Properties, Inc.	64,340	4,534,040
First Industrial Realty Trust, Inc.	110,078	5,226,503
Innovative Industrial Properties, Inc.	14,690	1,613,990
Life Storage, Inc.	78,500	8,765,310
NexPoint Residential Trust, Inc.	5,400	337,554
Rexford Industrial Realty, Inc.	40,707	2,344,316
Ryman Hospitality Properties, Inc. (b)	50,916	3,871,144
Terreno Realty Corp.	117,404	6,542,925

		33,235,782

Food & Staples Retailing—1.5%
BJ’s Wholesale Club Holdings, Inc. (b)	148,558	9,258,135
Casey’s General Stores, Inc.	12,974	2,399,930
Performance Food Group Co. (b)	124,298	5,715,222

		17,373,287

Food Products—1.9%
Darling Ingredients, Inc. (b)	63,392	3,790,842
Hain Celestial Group, Inc. (The) (a) (b)	61,057	1,449,493
J & J Snack Foods Corp. (a)	15,838	2,211,935
John B Sanfilippo & Son, Inc. (a)	26,209	1,899,890
Post Holdings, Inc. (b)	51,800	4,265,730
Sanderson Farms, Inc.	18,852	4,063,172
Simply Good Foods Co. (The) (a) (b)	115,800	4,373,766

		22,054,828

Health Care Equipment & Supplies—5.4%
AtriCure, Inc. (a) (b)	50,432	2,060,652
CONMED Corp. (a)	33,380	3,196,469
Globus Medical, Inc.- Class A (b)	108,177	6,073,057
Haemonetics Corp. (b)	37,147	2,421,241
ICU Medical, Inc. (a) (b)	33,265	5,468,433
Inari Medical, Inc. (b)	32,305	2,196,417
iRhythm Technologies, Inc. (a) (b)	23,900	2,581,917
Lantheus Holdings, Inc. (b)	66,521	4,392,382
Merit Medical Systems, Inc. (b)	108,968	5,913,693
Nevro Corp. (b)	20,616	903,599
Omnicell, Inc. (a) (b)	60,186	6,846,158
Penumbra, Inc. (a) (b)	15,589	1,941,142
QuidelOrtho Corp. (b)	11,061	1,074,908
Shockwave Medical, Inc. (a) (b)	37,706	7,208,256
STERIS plc (a)	23,406	4,825,147
Tandem Diabetes Care, Inc. (b)	75,759	4,484,175

		61,587,646

Health Care Providers & Services—4.2%
Addus HomeCare Corp. (a) (b)	48,605	4,047,824
Amedisys, Inc. (a) (b)	36,210	3,806,395

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
AMN Healthcare Services, Inc. (a)(b)	89,980	$9,871,706
Chemed Corp.	4,070	1,910,417
Corvel Corp. (a)(b)	35,475	5,224,403
Ensign Group, Inc. (The)	110,800	8,140,476
ModivCare, Inc. (b)	24,757	2,091,967
Molina Healthcare, Inc. (b)	27,580	7,711,644
Pennant Group Inc. (The) (a)(b)	58,872	754,150
U.S. Physical Therapy, Inc. (a)	42,988	4,694,290

		48,253,272

Health Care Technology—0.6%
Certara, Inc. (a)(b)	63,798	1,369,105
Inspire Medical Systems, Inc. (b)	28,459	5,198,606

		6,567,711

Hotels, Restaurants & Leisure—5.7%
Bloomin’ Brands, Inc. (a)	108,405	1,801,691
Boyd Gaming Corp.	121,305	6,034,924
Choice Hotels International, Inc.	63,484	7,086,719
Churchill Downs, Inc.	38,536	7,380,800
Domino’s Pizza, Inc.	3,160	1,231,484
Everi Holdings, Inc. (b)	141,000	2,299,710
Hilton Grand Vacations, Inc. (b)	91,083	3,254,395
Papa John’s International, Inc. (a)	62,992	5,261,092
Planet Fitness, Inc.- Class A (b)	82,479	5,609,397
Red Rock Resorts, Inc.- Class A (a)	90,613	3,022,850
SeaWorld Entertainment, Inc. (b)	57,135	2,524,224
Six Flags Entertainment Corp. (b)	55,920	1,213,464
Texas Roadhouse, Inc.	81,387	5,957,528
Travel and Leisure Co.	72,086	2,798,378
Vail Resorts, Inc.	15,313	3,339,000
Wendy’s Co. (The) (a)	328,109	6,194,698

		65,010,354

Household Durables—1.5%
Cavco Industries, Inc. (b)	18,737	3,672,265
Helen of Troy, Ltd. (a)(b)	11,851	1,924,721
LGI Homes, Inc. (a)(b)	7,612	661,483
Skyline Champion Corp. (b)	49,724	2,357,912
Tempur Sealy International, Inc. (a)	142,177	3,038,322
TopBuild Corp. (a)(b)	36,076	6,030,464

		17,685,167

Independent Power and Renewable Electricity Producers —0.6%
Clearway Energy, Inc.- Class C (a)	77,383	2,696,024
NextEra Energy Partners L.P. (a)	37,100	2,751,336
Ormat Technologies, Inc. (a)	15,704	1,230,408

		6,677,768

Insurance—1.2%
Palomar Holdings, Inc. (a)(b)	69,365	4,467,106
Primerica, Inc. (a)	54,498	6,522,866
Ryan Specialty Group Holdings, Inc.- Class A (b)	64,100	2,512,079

		13,502,051

Interactive Media & Services—0.3%
Ziff Davis, Inc. (b)	43,804	3,264,712

IT Services—3.5%
Broadridge Financial Solutions, Inc.	17,993	2,564,902
Concentrix Corp. (a)	45,600	6,185,184
Euronet Worldwide, Inc. (b)	52,313	5,262,165
EVERTEC, Inc.	62,147	2,291,981
ExlService Holdings, Inc. (b)	59,723	8,798,990
Gartner, Inc. (b)	10,623	2,568,960
Maximus, Inc.	8,100	506,331
Perficient, Inc. (a) (b)	52,331	4,798,229
Repay Holdings Corp. (a) (b)	63,364	814,228
SS&C Technologies Holdings, Inc.	67,034	3,892,664
Switch, Inc.- Class A	70,656	2,366,976

		40,050,610

Leisure Products—0.6%
Brunswick Corp.	11,560	755,793
Mattel, Inc. (b)	291,300	6,504,729

		7,260,522

Life Sciences Tools & Services—3.2%
Adaptive Biotechnologies Corp. (a)(b)	65,759	531,990
Azenta, Inc. (a)	79,997	5,767,784
Bruker Corp.	37,691	2,365,487
Charles River Laboratories International, Inc. (b)	19,667	4,208,148
Maravai LifeSciences Holdings, Inc.- Class A (b)	112,069	3,183,880
Medpace Holdings, Inc. (a)(b)	48,173	7,210,053
NeoGenomics, Inc. (a)(b)	193,573	1,577,620
Quanterix Corp. (a)(b)	29,059	470,465
Repligen Corp. (b)	41,273	6,702,735
West Pharmaceutical Services, Inc.	17,769	5,372,813

		37,390,975

Machinery—3.9%
Albany International Corp.- Class A (a)	53,104	4,184,064
Douglas Dynamics, Inc.	30,705	882,462
Evoqua Water Technologies Corp. (b)	65,200	2,119,652
Federal Signal Corp.	47,279	1,683,132
Graco, Inc.	20,128	1,195,805
John Bean Technologies Corp. (a)	55,358	6,112,630
Kadant, Inc. (a)	31,633	5,768,278
Lincoln Electric Holdings, Inc. (a)	31,178	3,846,118
RBC Bearings, Inc. (a)(b)	31,396	5,806,690
SPX Corp. (a)(b)	76,314	4,032,432
Toro Co. (The)	56,997	4,319,803
Watts Water Technologies, Inc.- Class A (a)	40,873	5,020,839

		44,971,905

Media—1.4%
Cable One, Inc.	2,930	3,777,708
Nexstar Media Group, Inc.- Class A (a)	45,930	7,481,078
TechTarget, Inc. (a)(b)	58,905	3,871,237
Thryv Holdings, Inc. (a)(b)	62,815	1,406,428

		16,536,451

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.4%
Alpha Metallurgical Resources, Inc.	16,700	$2,156,471
Arconic Corp. (b)	79,307	2,224,561

		4,381,032

Oil, Gas & Consumable Fuels—3.2%
APA Corp.	70,609	2,464,254
Arch Resources, Inc. (a)	11,094	1,587,441
Magnolia Oil & Gas Corp.- Class A (a)	315,602	6,624,486
Matador Resources Co. (a)	94,185	4,388,079
PBF Energy, Inc.- Class A (b)	64,000	1,857,280
PDC Energy, Inc. (a)	40,859	2,517,323
Range Resources Corp. (b)	110,735	2,740,691
SM Energy Co.	106,151	3,629,303
Targa Resources Corp.	59,354	3,541,653
Texas Pacific Land Corp. (a)	4,840	7,202,017

		36,552,527

Paper & Forest Products—0.4%
Louisiana-Pacific Corp.	94,774	4,967,105

Personal Products—0.7%
BellRing Brands, Inc. (b)	107,059	2,664,699
Coty, Inc. - Class A (b)	266,800	2,137,068
Inter Parfums, Inc. (a)	43,500	3,178,110

		7,979,877

Pharmaceuticals—1.1%
Amphastar Pharmaceuticals, Inc. (b)	20,600	716,674
Arvinas, Inc. (a) (b)	39,091	1,645,340
Catalent, Inc. (b)	61,034	6,548,338
Pacira BioSciences, Inc. (a) (b)	42,920	2,502,236
Supernus Pharmaceuticals, Inc. (b)	61,085	1,766,578

		13,179,166

Professional Services—3.5%
ASGN, Inc. (b)	66,523	6,003,701
Booz Allen Hamilton Holding Corp.	63,559	5,743,191
CACI International, Inc.- Class A (a) (b)	33,810	9,526,982
CBIZ, Inc. (b)	65,200	2,605,392
Exponent, Inc. (a)	108,321	9,908,122
Insperity, Inc.	66,348	6,623,521

		40,410,909

Road & Rail—1.3%
Landstar System, Inc.	30,145	4,383,686
Saia, Inc. (a) (b)	46,147	8,675,636
XPO Logistics, Inc. (b)	50,556	2,434,777

		15,494,099

Semiconductors & Semiconductor Equipment—5.0%
Axcelis Technologies, Inc. (b)	55,604	3,049,323
Cirrus Logic, Inc. (b)	43,202	3,133,873
Diodes, Inc. (a) (b)	63,886	4,125,119
Entegris, Inc.	44,735	4,121,435
FormFactor, Inc. (a) (b)	139,646	5,408,490
Kulicke & Soffa Industries, Inc. (a)	70,554	3,020,417
Lattice Semiconductor Corp. (b)	167,522	8,124,817
MaxLinear, Inc. (b)	110,406	3,751,596
MKS Instruments, Inc. (a)	46,663	4,789,024
Monolithic Power Systems, Inc.	6,501	2,496,644
Onto Innovation, Inc. (b)	58,641	4,089,623
Power Integrations, Inc.	84,057	6,305,116
SiTime Corp. (a) (b)	7,462	1,216,530
Synaptics, Inc. (b)	36,023	4,252,515

		57,884,522

Software—8.9%
ACI Worldwide, Inc. (b)	113,668	2,942,864
Alarm.com Holdings, Inc. (b)	32,036	1,981,747
Altair Engineering, Inc.- Class A (a) (b)	37,809	1,984,972
Aspen Technology, Inc. (b)	12,842	2,358,819
Bill.com Holdings, Inc. (a) (b)	1,406	154,576
Blackbaud, Inc. (b)	22,783	1,323,009
Box, Inc.- Class A (b)	178,196	4,479,847
CDK Global, Inc.	104,939	5,747,509
CommVault Systems, Inc. (b)	46,631	2,933,090
Consensus Cloud Solutions, Inc. (b)	16,070	701,938
Descartes Systems Group, Inc. (The) (b)	107,798	6,689,944
Digital Turbine, Inc. (a)(b)	89,045	1,555,616
DoubleVerify Holdings, Inc. (a) (b)	41,235	934,797
Envestnet, Inc. (b)	74,732	3,943,608
Fair Isaac Corp. (b)	15,442	6,190,698
Fortinet, Inc. (b)	63,995	3,620,837
Manhattan Associates, Inc. (b)	77,864	8,923,214
NCR Corp. (a)(b)	143,626	4,468,205
Paylocity Holding Corp. (b)	23,150	4,037,823
PTC, Inc. (b)	37,518	3,989,664
Qualys, Inc. (b)	49,811	6,283,160
Rapid7, Inc. (a)(b)	50,400	3,366,720
Sapiens International Corp. NV	142,739	3,452,856
SPS Commerce, Inc. (a) (b)	65,546	7,409,975
Tenable Holdings, Inc. (b)	77,659	3,526,495
Teradata Corp. (a)(b)	106,179	3,929,685
Tyler Technologies, Inc. (b)	11,404	3,791,602
Workiva, Inc. (a)(b)	28,414	1,875,040

		102,598,310

Specialty Retail—1.9%
Academy Sports & Outdoors, Inc. (a)	53,900	1,915,606
Asbury Automotive Group, Inc. (a) (b)	14,183	2,401,749
Burlington Stores, Inc. (b)	10,589	1,442,539
Dick’s Sporting Goods, Inc. (a)	28,064	2,115,184
Floor & Decor Holdings, Inc.- Class A (a) (b)	19,743	1,243,019
Murphy USA, Inc.	26,838	6,249,765
National Vision Holdings, Inc. (a) (b)	55,851	1,535,903
Penske Automotive Group, Inc. (a)	23,800	2,491,622
RH (b)	3,176	674,138

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Victoria’s Secret & Co. (a) (b)	64,915	$1,815,673

		21,885,198

Technology Hardware, Storage & Peripherals—0.3%
Pure Storage, Inc.- Class A (b)	117,165	3,012,312

Textiles, Apparel & Luxury Goods—1.1%
Capri Holdings, Ltd. (b)	108,117	4,433,878
Crocs, Inc. (b)	74,587	3,630,149
Deckers Outdoor Corp. (b)	19,676	5,024,267

		13,088,294

Trading Companies & Distributors—1.2%
Herc Holdings, Inc. (a)	30,911	2,786,627
McGrath RentCorp (a)	18,054	1,372,104
SiteOne Landscape Supply, Inc. (a) (b)	50,836	6,042,875
Watsco, Inc. (a)	15,091	3,604,033

		13,805,639

Water Utilities—0.3%
Middlesex Water Co. (a)	36,356	3,187,694

Total Common Stocks (Cost $1,055,680,838)		1,126,833,667

Short-Term Investment—2.0%

Mutual Funds—2.0%
T. Rowe Price Government Reserve Fund (c)	22,771,878	22,771,878

Total Short-Term Investments (Cost $22,771,878)		22,771,878

Securities Lending Reinvestments (d)—14.6%

Certificates of Deposit—7.0%
Bank of Montreal 1.900%, FEDEFF PRV + 0.320%, 10/04/22 (e)	3,000,000	3,000,000
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (e)	3,000,000	3,000,185
Bank of Nova Scotia 1.960%, FEDEFF PRV + 0.380%, 01/06/23 (e)	5,000,000	5,000,770
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (e)	3,000,000	3,000,969
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (e)	2,000,000	1,997,522
2.020%, SOFR + 0.510%, 03/15/23 (e)	3,000,000	2,997,867
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (e)	3,000,000	2,995,219
2.010%, SOFR + 0.500%, 03/03/23 (e)	3,000,000	2,999,215
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (e)	1,000,000	999,961
1.910%, SOFR + 0.400%, 11/25/22 (e)	3,000,000	2,999,877
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (e)	1,000,000	1,000,000
Credit Agricole Corp. & Investment Bank (NY) 1.700%, 09/01/22	5,000,000	4,997,630
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (e)	2,000,000	1,999,870
1.940%, SOFR + 0.430%, 01/06/23 (e)	6,000,000	5,998,740
Credit Suisse Group AG 1.520%, 08/09/22	1,000,000	999,706
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (e)	2,000,000	1,999,572
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (e)	2,000,000	1,999,736
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (e)	2,000,000	2,000,368
2.020%, SOFR + 0.500%, 02/27/23 (e)	3,000,000	3,000,192
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (e)	3,000,000	2,999,805
Oversea-Chinese Banking Corp., Ltd. 1.960%, SOFR + 0.440%, 09/26/22 (e)	3,000,000	3,000,729
Royal Bank of Canada 2.100%, FEDEFF PRV + 0.520%, 09/21/22 (e)	3,000,000	3,001,236
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	1,000,000	999,373
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (e)	3,000,000	2,999,015
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (e)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (e)	2,000,000	1,999,640
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (e)	2,000,000	1,999,942
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (e)	3,000,000	3,003,034
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (e)	4,000,000	4,002,520
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (e)	2,000,000	1,997,184

		80,989,877

Commercial Paper—1.3%
Australia & New Zealand Banking Group, Ltd. 1.910%, SOFR + 0.400%, 12/01/22 (e)	4,000,000	4,001,184
Liberty Street Funding LLC 1.550%, 07/01/22	2,000,000	1,999,904
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (e)	2,000,000	1,999,962
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (e)	1,000,000	1,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (e)	3,000,000	2,999,430
UBS AG 2.090%, SOFR + 0.570%, 03/23/23 (e)	3,000,000	3,000,000

		15,000,480

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—5.7%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $5,000,215; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $5,100,000.	5,000,000	$5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $8,014,544; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% -3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $8,160,416.	8,000,000	8,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $7,000,305; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $7,149,824.	7,000,000	7,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $5,201,587; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $5,311,296.	5,200,000	5,200,000
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $12,262,857; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $12,509,603.	12,262,363	12,262,363
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $2,200,742; collateralized by various Common Stock with an aggregate market value of $2,445,918.	2,200,000	2,200,000
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $2,900,121; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $2,959,109.	2,900,000	2,900,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,600,067; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% -2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,632,612.	1,600,000	1,600,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $2,500,113; collateralized by various Common Stock with an aggregate market value of $2,778,431.	2,500,000	2,500,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $1,000,046; collateralized by various Common Stock with an aggregate market value of $1,111,826.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $2,800,909; collateralized by various Common Stock with an aggregate market value of $3,113,112.	2,800,000	2,800,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $15,000,687; collateralized by various Common Stock with an aggregate market value of $16,524,318.	15,000,000	15,000,000

		65,462,363

Time Deposits—0.6%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $168,462,363)		168,452,720

Total Investments— 114.6% (Cost $1,246,915,079)		1,318,058,265

Other assets and liabilities (net) — (14.6)%		(168,134,293)

Net Assets—100.0%		$1,149,923,972

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $162,597,307 and the collateral received consisted of cash in the amount of $168,462,277 and non-cash collateral with a value of $24,706. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,126,833,667	$—	$—	$1,126,833,667
Total Short-Term Investment*	22,771,878	—	—	22,771,878
Total Securities Lending Reinvestments*	—	168,452,720	—	168,452,720
Total Investments	$1,149,605,545	$168,452,720	$—	$1,318,058,265

Collateral for Securities Loaned (Liability)	$—	$(168,462,277)	$—	$(168,462,277)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$1,295,286,387
Affiliated investments at value (c)	22,771,878
Cash	623,315
Receivable for:
Investments sold	10,594,394
Fund shares sold	109,061
Dividends	388,251
Dividends on affiliated investments	17,662

Total Assets	1,329,790,948
Liabilities
Collateral for securities loaned	168,462,277
Payables for:
Investments purchased	10,042,675
Affiliated investments purchased	19,026
Fund shares redeemed	470,796
Accrued Expenses:
Management fees	435,126
Distribution and service fees	64,231
Deferred trustees’ fees	156,692
Other expenses	216,153

Total Liabilities	179,866,976

Net Assets	$1,149,923,972

Net Assets Consist of:
Paid in surplus	$1,060,591,793
Distributable earnings (Accumulated losses)	89,332,179

Net Assets	$1,149,923,972

Net Assets
Class A	$841,114,049
Class B	294,892,506
Class E	11,397,587
Class G	2,519,830
Capital Shares Outstanding*
Class A	53,111,311
Class B	21,505,679
Class E	788,616
Class G	198,219
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.84
Class B	13.71
Class E	14.45
Class G	12.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,224,143,201.
(b)	Includes securities loaned at value of $162,597,307.
(c)	Identified cost of affiliated investments was $22,771,878.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$3,546,199
Dividends from affiliated investments	35,044
Securities lending income	124,263

Total investment income	3,705,506
Expenses
Management fees	3,110,560
Administration fees	30,090
Custodian and accounting fees	55,395
Distribution and service fees - Class B	432,554
Distribution and service fees - Class E	10,275
Distribution and service fees - Class G	4,541
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	29,245
Insurance	5,594
Miscellaneous (b)	5,969

Total expenses	3,726,917
Less management fee waiver	(145,239)

Net expenses	3,581,678

Net Investment Income	123,828

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	18,931,269
Net change in unrealized depreciation on investments	(439,261,539)

Net realized and unrealized gain (loss)	(420,330,270)

Net Increase (Decrease) in Net Assets From Operations	$(420,206,442)

(a)	Net of foreign withholding taxes of $16,186.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$123,828	$(1,783,881)
Net realized gain (loss)	18,931,269	242,884,721
Net change in unrealized appreciation (depreciation)	(439,261,539)	(60,112,312)

Increase (decrease) in net assets from operations	(420,206,442)	180,988,528

From Distributions to Shareholders
Class A	(171,022,527)	(121,488,248)
Class B	(66,915,169)	(50,320,765)
Class E	(2,467,717)	(2,064,750)
Class G	(608,513)	(494,041)

Total distributions	(241,013,926)	(174,367,804)

Increase (decrease) in net assets from capital share transactions	213,164,780	(47,060,376)

Total increase (decrease) in net assets	(448,055,588)	(40,439,652)

Net Assets
Beginning of period	1,597,979,560	1,638,419,212

End of period	$1,149,923,972	$1,597,979,560

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	927,495	$20,823,302	$613,177	$16,741,884
Reinvestments	10,803,697	171,022,527	4,764,245	121,488,248
Redemptions	(1,280,134)	(28,009,542)	(6,150,404)	(169,371,718)

Net increase (decrease)	10,451,058	$163,836,287	(772,982)	$(31,141,586)

Class B
Sales	282,939	$5,500,365	974,894	$24,281,515
Reinvestments	4,880,757	66,915,169	2,209,959	50,320,765
Redemptions	(1,254,266)	(23,969,040)	(3,627,973)	(89,340,798)

Net increase (decrease)	3,909,430	$48,446,494	(443,120)	$(14,738,518)

Class E
Sales	6,626	$136,420	32,595	$832,609
Reinvestments	170,776	2,467,717	87,120	2,064,750
Redemptions	(93,377)	(1,975,660)	(150,700)	(3,830,130)

Net increase (decrease)	84,025	$628,477	(30,985)	$(932,771)

Class G
Sales	4,145	$73,798	8,060	$196,083
Reinvestments	47,877	608,513	22,979	494,041
Redemptions	(23,106)	(428,789)	(40,343)	(937,625)

Net increase (decrease)	28,916	$253,522	(9,304)	$(247,501)

Increase (decrease) derived from capital shares transactions		$213,164,780		$(47,060,376)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$27.02		$27.04	$24.43	$21.23		$24.69	$21.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.01)	0.03	0.05		0.04	0.05
Net realized and unrealized gain (loss)	(7.16)		2.99	5.09	6.61		(1.34)	4.70

Total income (loss) from investment operations	(7.15)		2.98	5.12	6.66		(1.30)	4.75

Less Distributions
Distributions from net investment income	(0.05)		(0.01)	(0.05)	(0.01)		(0.03)	(0.08)
Distributions from net realized capital gains	(3.98)		(2.99)	(2.46)	(3.45)		(2.13)	(1.39)

Total distributions	(4.03)		(3.00)	(2.51)	(3.46)		(2.16)	(1.47)

Net Asset Value, End of Period	$15.84		$27.02	$27.04	$24.43		$21.23	$24.69

Total Return (%) (b)	(26.47	)(c)	11.67	24.34	33.16		(6.55)	22.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	(d)	0.49	0.50	0.50		0.50	0.50
Net ratio of expenses to average net assets (%) (e)	0.47	(d)	0.47	0.48	0.48		0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	0.09	(d)	(0.04)	0.13	0.23		0.15	0.20
Portfolio turnover rate (%)	18	(c)	28	36	17		21	22
Net assets, end of period (in millions)	$841.1		$1,152.5	$1,174.3	$985.3		$834.3	$1,011.9

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$24.09		$24.47	$22.36	$19.71		$23.09	$20.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.07)	(0.02)	(0.00	)(f)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(6.38)		2.68	4.59	6.10		(1.23)	4.40

Total income (loss) from investment operations	(6.40)		2.61	4.57	6.10		(1.25)	4.39

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00		0.00	(0.02)
Distributions from net realized capital gains	(3.98)		(2.99)	(2.46)	(3.45)		(2.13)	(1.39)

Total distributions	(3.98)		(2.99)	(2.46)	(3.45)		(2.13)	(1.41)

Net Asset Value, End of Period	$13.71		$24.09	$24.47	$22.36		$19.71	$23.09

Total Return (%) (b)	(26.58	)(c)	11.36	24.04	32.84		(6.78)	22.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.75	0.75		0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.72	0.73	0.73		0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(d)	(0.29)	(0.11)	(0.02)		(0.10)	(0.05)
Portfolio turnover rate (%)	18	(c)	28	36	17		21	22
Net assets, end of period (in millions)	$294.9		$423.9	$441.3	$408.4		$352.3	$425.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020		2019	2018		2017
Net Asset Value, Beginning of Period	$25.09		$25.34	$23.05		$20.22	$23.61		$20.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.05)	(0.00	)(f)	0.02	(0.00	)(f)	0.01
Net realized and unrealized gain (loss)	(6.65)		2.79	4.76		6.26	(1.26)		4.49

Total income (loss) from investment operations	(6.66)		2.74	4.76		6.28	(1.26)		4.50

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)		0.00	0.00		(0.04)
Distributions from net realized capital gains	(3.98)		(2.99)	(2.46)		(3.45)	(2.13)		(1.39)

Total distributions	(3.98)		(2.99)	(2.47)		(3.45)	(2.13)		(1.43)

Net Asset Value, End of Period	$14.45		$25.09	$25.34		$23.05	$20.22		$23.61

Total Return (%) (b)	(26.55	)(c)	11.49	24.20		32.90	(6.67)		22.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(d)	0.64	0.65		0.65	0.65		0.65
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.62	0.63		0.63	0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(d)	(0.19)	(0.01)		0.08	(0.00	)(g)	0.05
Portfolio turnover rate (%)	18	(c)	28	36		17	21		22
Net assets, end of period (in millions)	$11.4		$17.7	$18.6		$16.9	$14.0		$17.8

	Class G
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020		2019	2018		2017
Net Asset Value, Beginning of Period	$22.74		$23.26	$21.39		$18.99	$22.33		$19.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.08)	(0.03)		(0.01)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	(6.03)		2.55	4.36		5.86	(1.18)		4.25

Total income (loss) from investment operations	(6.05)		2.47	4.33		5.85	(1.21)		4.23

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00		(0.00	)(h)
Distributions from net realized capital gains	(3.98)		(2.99)	(2.46)		(3.45)	(2.13)		(1.39)

Total distributions	(3.98)		(2.99)	(2.46)		(3.45)	(2.13)		(1.39)

Net Asset Value, End of Period	$12.71		$22.74	$23.26		$21.39	$18.99		$22.33

Total Return (%)(b)	(26.61	)(c)	11.34	24.00		32.75	(6.84)		22.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.79	0.80		0.80	0.80		0.80
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.77	0.78		0.78	0.78		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.22	)(d)	(0.34)	(0.17)		(0.07)	(0.15)		(0.10)
Portfolio turnover rate (%)	18	(c)	28	36		17	21		22
Net assets, end of period (in millions)	$2.5		$3.8	$4.2		$4.5	$3.5		$3.7

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data

(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $65,462,363, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$237,043,482	$0	$272,879,607

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$3,110,560	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of June 30, 2022	Income earned from affiliates during the period	Number of shares held June 30, 2022
T. Rowe Price Government Reserve Fund	$11,194,426	$103,795,647	$(92,218,195)	$22,771,878	$35,044	22,771,878

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,247,491,249

Gross unrealized appreciation	221,228,958
Gross unrealized (depreciation)	(150,661,942)

Net unrealized appreciation (depreciation)	$70,567,016

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$15,436,403	$1,934,570	$158,931,401	$142,026,678	$174,367,804	$143,961,248

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$9,050,842	$231,851,963	$509,828,555	$—	$750,731,360

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-24

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A and B shares of the VanEck Global Natural Resources Portfolio returned -0.79% and -0.84%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index¹, returned 15.87%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2022 was marked by two major events; one in each quarter, both of which had significant impacts on global resource markets. In the first quarter, Russia’s invasion of Ukraine accelerated and intensified global commodity supply pressures, helping to fuel the largest, single-quarter rally in broad commodity prices in 30 years. In early June, following aggressive Central Bank rate hiking measures to combat inflation, recession fears became firmly entrenched in financial markets and a broader selloff ensued.

Global resource markets were rattled by the volatility. Early in the year, underlying commodity strength continued to boost margins and free cash flow for many producers, aiding in capital return programs and drawing additional investor interest. As inflation persisted, resource companies themselves began to battle higher input prices and rising operational costs. Companies that rightfully avoided overspending on new, capital-intensive projects and acquisitions, however, eventually fell victim to June’s equity market mass exodus anyways. For most of these companies, losses sustained during this period all but eliminated year-to-date gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The largest factor contributing to underperformance of the Portfolio, relative to its benchmark, was its exposure to renewable and alternative energy, a sector marred by ongoing trade restrictions and supply chain issues. Additional factors contributing to relative underperformance included the Portfolio’s overweight positioning in base and industrial metals and underweight positioning in oil and gas (sectors where, historically, relative outperformance or underperformance has been explained by the same structural variability between the Portfolio and the Portfolio’s benchmark).

The largest detractors included energy storage systems provider, STEM Inc.; renewable energy project financier, Hannon Armstrong Sustainable Infrastructure Capital; as well as copper miner, Freeport-McMoRan Inc. All three companies suffered from macroeconomic and industry-specific headwinds, such as investor fatigue with growth equities, a souring interest rate environment or moderated global growth outlook.

The largest contributors included: oil and gas producer, Pioneer Natural Resources Co.; oil and gas producer Devon Energy Corp.; and integrated oil and gas company, Equinor ASA. Though all three companies benefitted from persistently high oil and gas prices, Pioneer and Devon also benefitted from continued commitment to capital discipline, while Equinor ASA benefitted from Europe’s push to reduce its dependency on Russian gas supply.

Several changes were made to the Portfolio during the six month period. Notable additions to the Portfolio included two oil and gas producers, Chesapeake Energy Corp.—given the company’s top-tier assets and recent restructuring—and Hess Corp.—given its differentiated, offshore production profile. Notable Portfolio positions exited during the period include diversified miner, Rio Tinto plc, and residential solar installer, Sunrun Inc.

As of the six month period ended June 30, 2022, the Portfolio’s largest weighting was to the oil and gas sector (40.6%); followed by agriculture (16.2%); base and industrial metals (15.5%); and renewables and alternatives (12.5%). Relative to the benchmark, the Portfolio’s largest underweight remained to oil and gas (by approximately 40%), while its largest overweights were to agriculture (not held by the benchmark) and base and industrial metals (by approximately 12%).

Shawn Reynolds

Charles Cameron

Portfolio Manager

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-1

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
VanEck Global Natural Resources Portfolio
Class A	-0.79	-0.79	6.38	1.14
Class B	-0.84	-1.01	6.14	0.90
S&P North American Natural Resources Sector Index	15.87	22.17	6.77	3.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Holdings

% of Net Assets
SolarEdge Technologies, Inc.	3.9
Equinor ASA(ADR)	3.8
Valero Energy Corp.	3.7
Devon Energy Corp.	3.5
Coterra Energy, Inc.	3.4
Pioneer Natural Resources Co.	3.4
Nutrien, Ltd.	3.4
EQT Corp.	3.1
Diamondback Energy, Inc.	3.1
First Quantum Minerals, Ltd.	2.9

Top Sectors

% of Net Assets
Energy	41.2
Materials	34.1
Consumer Staples	7.6
Information Technology	5.9
Industrials	5.8
Financials	2.4
Utilities	1.3
Consumer Discretionary	0.5

BHFTII-2

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

VanEck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.74%	$1,000.00	$992.10	$3.66
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B (a)	Actual	0.99%	$1,000.00	$991.60	$4.89
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Common Stocks — 98.7% of Net Assets

Security Description	Shares	Value

Auto Components—0.1%
Solid Power, Inc. (a)	85,500	$459,990

Chemicals—9.6%
Corteva, Inc.	375,933	20,353,013
FMC Corp.	73,046	7,816,652
Mosaic Co. (The)	231,500	10,933,745
Nutrien, Ltd.	342,123	27,263,782
OCI NV	233,457	7,698,210
Yara International ASA (b)	96,200	4,037,158

		78,102,560

Electrical Equipment—1.7%
ESS Tech, Inc. (a) (b)	191,100	536,991
Fluence Energy, Inc. (a) (b)	34,340	325,543
FREYR Battery S.A. (a) (b)	826,300	5,651,892
Soltec Power Holdings S.A. (a) (b)	118,989	492,840
Stem, Inc. (a) (b)	986,332	7,062,137

		14,069,403

Energy Equipment & Services—5.9%
Baker Hughes Co. (b)	462,000	13,337,940
ChampionX Corp. (b)	331,800	6,586,230
Halliburton Co.	448,400	14,061,824
Liberty Oilfield Services, Inc. (a) (b)	1,125,110	14,356,404

		48,342,398

Food Products—6.6%
Benson Hill, Inc. (a) (b)	493,900	1,353,286
Bunge, Ltd.	256,800	23,289,192
Darling Ingredients, Inc. (a) (b)	116,600	6,972,680
Sanderson Farms, Inc.	25,200	5,431,356
Tyson Foods, Inc. - Class A (b)	191,100	16,446,066

		53,492,580

Independent Power and Renewable Electricity Producers—1.3%
Ormat Technologies, Inc. (b)	135,300	10,600,755

Machinery—1.9%
Chart Industries, Inc. (a) (b)	90,520	15,151,238

Marine—1.4%
Kirby Corp. (a) (b)	184,331	11,214,698

Metals & Mining—25.5%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	270,833	12,393,318
Allkem Ltd. (a)	253,547	1,804,613
Anglo American plc	656,200	23,429,566
Barrick Gold Corp.	731,835	12,946,161
Ecograf, Ltd. (a)	1,436,449	253,145
Eldorado Gold Corp. (a) (b)	509,900	3,258,261
Endeavour Mining plc (b)	334,000	6,909,897
Euro Manganese, Inc. (a)	2,085,207	358,574
First Quantum Minerals, Ltd. (b)	1,251,400	23,740,824
Freeport-McMoRan, Inc. (b)	765,300	22,392,678
Glencore plc	2,946,500	15,966,699

Metals & Mining —(Continued)
Kinross Gold Corp.	1,664,900	5,960,342
Lundin Mining Corp. (b)	1,681,900	10,662,138
MP Materials Corp. (a) (b)	252,485	8,099,719
Newmont Corp.	322,817	19,262,490
Nouveau Monde Graphite, Inc. (a)	177,033	860,380
Piedmont Lithium, Inc. (a) (b)	140,808	5,126,819
Sibanye Stillwater, Ltd. (ADR) (b)	1,249,200	12,454,524
Talon Metals Corp. (a)	1,541,100	610,597
Vale S.A. (ADR) (b)	893,800	13,076,294
Yamana Gold, Inc. (b)	1,716,900	7,983,585

		207,550,624

Mortgage Real Estate Investment Trusts—2.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	526,043	19,915,988

Oil, Gas & Consumable Fuels—35.3%
Chesapeake Energy Corp. (b)	219,100	17,769,010
Chevron Corp.	163,700	23,700,486
ConocoPhillips	252,422	22,670,020
Coterra Energy, Inc. (b)	1,077,685	27,793,496
Devon Energy Corp. (b)	515,682	28,419,235
Diamondback Energy, Inc.	207,206	25,103,007
EQT Corp. (b)	731,100	25,149,840
Equinor ASA (ADR) (b)	883,400	30,706,984
Excelerate Energy, Inc. - Class A (a) (b)	210,000	4,183,200
Hess Corp.	181,700	19,249,298
Neste Oyj	114,100	5,055,688
Pioneer Natural Resources Co.	123,587	27,569,788
Valero Energy Corp.	279,500	29,705,260

		287,075,312

Road & Rail—0.7%
TuSimple Holdings, Inc. - Class A (a) (b)	99,950	722,638
Union Pacific Corp.	24,400	5,204,032

		5,926,670

Semiconductors & Semiconductor Equipment—5.8%
Enphase Energy, Inc. (a) (b)	79,400	15,502,056
SolarEdge Technologies, Inc. (a) (b)	117,300	32,102,664

		47,604,720

Specialty Retail—0.5%
EVgo, Inc. (a)	635,000	3,816,350

Total Common Stocks (Cost $620,451,300)		803,323,286

Warrants—0.1%

Electrical Equipment—0.1%
FREYR Battery S.A., Expires 09/01/27 (a)	251,000	522,080

Food Products—0.0%
Benson Hill, Inc., Expires 12/24/25 (a)	125,625	59,044

Total Warrants (Cost $381,941)		581,124

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Short-Term Investment—1.0%

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—1.0%
Invesco STIC Prime Portfolio	8,198,963	$8,198,963

Total Short-Term Investments (Cost $8,198,969)		8,198,963

Securities Lending Reinvestments (c)—29.7%

Certificates of Deposit—16.5%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (d)	3,000,000	3,000,185
Bank of Nova Scotia 1.640%, SOFR + 0.130%, 07/07/22 (d)	3,000,000	3,000,051
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (d)	3,000,000	3,000,969
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (d)	4,000,000	3,995,044
2.020%, SOFR + 0.510%, 03/15/23 (d)	5,000,000	4,996,445
Canadian Imperial Bank of Commerce (NY) 2.010%, SOFR + 0.500%, 03/03/23 (d)	7,000,000	6,998,168
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (d)	5,000,000	4,999,805
1.910%, SOFR + 0.400%, 11/25/22 (d)	3,000,000	2,999,877
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (d)	5,000,000	5,000,000
Credit Agricole Corp. & Investment Bank (NY) 1.700%, 09/01/22	5,000,000	4,997,630
Credit Agricole S.A. 1.950%, FEDEFF PRV + 0.370%, 11/18/22 (d)	2,000,000	1,999,996
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (d)	4,000,000	3,999,740
Credit Industriel et Commercial (NY) 1.860%, SOFR + 0.350%, 10/12/22 (d)	3,000,000	2,999,655
Credit Suisse Group AG 1.500%, 08/05/22	2,000,000	1,999,496
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (d)	3,000,000	2,999,358
Mitsubishi UFJ Trust and Banking Corp. 1.670%, SOFR + 0.160%, 07/22/22 (d)	2,000,000	1,999,780
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (d)	3,000,000	2,999,604
MUFG Bank Ltd. 1.820%, SOFR + 0.300%, 08/09/22 (d)	5,000,000	5,000,015
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (d)	2,000,000	2,000,000
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (d)	2,000,000	2,000,368
1.980%, SOFR + 0.460%, 02/13/23 (d)	2,000,000	1,999,620
2.020%, SOFR + 0.500%, 02/27/23 (d)	4,000,000	4,000,256
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (d)	4,000,000	3,999,740
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (d)	4,000,000	3,999,992
1.960%, SOFR + 0.440%, 09/26/22 (d)	3,000,000	3,000,729

Certificates of Deposit—(Continued)
Rabobank (London) 2.050%, SOFR + 0.530%, 05/16/23 (d)	3,000,000	3,000,000
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (d)	5,000,000	4,994,390
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	2,000,000	1,998,746
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (d)	5,000,000	4,998,358
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (d)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (d)	4,000,000	3,999,280
1.910%, SOFR + 0.400%, 11/02/22 (d)	4,000,000	3,999,828
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 07/29/22	4,000,000	3,994,640
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (d)	4,000,000	3,999,884
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (d)	4,000,000	4,004,045
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (d)	5,000,000	5,003,150
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (d)	4,000,000	3,994,368

		133,973,212

Commercial Paper—3.3%
Alpine Ltd 2.370%, 09/26/22	4,000,000	4,000,000
Australia & New Zealand Banking Group, Ltd. 1.910%, SOFR + 0.400%, 12/01/22 (d)	3,000,000	3,000,888
1.930%, SOFR + 0.420%, 12/19/22 (d)	4,000,000	4,001,320
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (d)	5,000,000	5,001,910
Liberty Street Funding LLC 1.550%, 07/01/22	2,000,000	1,999,904
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (d)	2,000,000	1,999,962
1.960%, SOFR + 0.440%, 11/16/22 (d)	2,000,000	2,000,614
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (d)	5,000,000	5,000,000

		27,004,598

Repurchase Agreements—6.4%
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $5,009,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 3.375%, maturity dates ranging from 08/15/48 - 11/15/50, and various Common Stock with an aggregate market value of $5,101,721.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $5,009,090; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $5,100,260.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements —(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $10,103,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $10,316,171.	10,100,000	$10,100,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $7,702,545; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22—02/15/51, and various Common Stock with an aggregate market value of $8,491,614.	7,700,000	7,700,000
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $17,919,305; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $18,279,867.	17,918,584	17,918,584
Societe Generale Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,300,054; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,326,497.	1,300,000	1,300,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $800,036; collateralized by various Common Stock with an aggregate market value of $889,098.	800,000	800,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $4,501,461; collateralized by various Common Stock with an aggregate market value of $5,003,216.	4,500,000	4,500,000

		52,318,584

Time Deposits—1.4%
Credit Agricole Corp. & Investment Bank (NY) 1.560%, 07/01/22	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (d)	4,500,000	4,500,000

		11,500,000

Mutual Funds—2.1%
HSBC U.S. Government Money Market Fund, Class I 1.470% (e)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (e)	5,000,000	5,000,000

Mutual Funds —(Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (e)	10,000,000	10,000,000

		17,000,000

Total Securities Lending Reinvestments (Cost $241,814,352)		241,796,394

Total Investments— 129.5% (Cost $870,846,562)		1,053,899,767
Other assets and liabilities (net)—(29.5)%		(240,191,070)

Net Assets — 100.0%		$813,708,697

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $235,786,447 and the collateral received consisted of cash in the amount of $241,804,743 and non-cash collateral with a value of $3,220,119. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(d)

Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(e)	The rate shown represents the annualized seven-day yield as of June 30, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$459,990	$—	$—	$459,990
Chemicals	66,367,192	11,735,368	—	78,102,560
Electrical Equipment	13,576,563	492,840	—	14,069,403
Energy Equipment & Services	48,342,398	—	—	48,342,398
Food Products	53,492,580	—	—	53,492,580
Independent Power and Renewable Electricity Producers	10,600,755	—	—	10,600,755
Machinery	15,151,238	—	—	15,151,238
Marine	11,214,698	—	—	11,214,698
Metals & Mining	165,738,027	41,812,597	—	207,550,624
Mortgage Real Estate Investment Trusts	19,915,988	—	—	19,915,988
Oil, Gas & Consumable Fuels	282,019,624	5,055,688	—	287,075,312
Road & Rail	5,926,670	—	—	5,926,670
Semiconductors & Semiconductor Equipment	47,604,720	—	—	47,604,720
Specialty Retail	3,816,350	—	—	3,816,350
Total Common Stocks	744,226,793	59,096,493	—	803,323,286
Total Warrants*	581,124	—	—	581,124
Total Short-Term Investment*	8,198,963	—	—	8,198,963
Securities Lending Reinvestments
Certificates of Deposit	—	133,973,212	—	133,973,212
Commercial Paper	—	27,004,598	—	27,004,598
Repurchase Agreements	—	52,318,584	—	52,318,584
Time Deposits	—	11,500,000	—	11,500,000
Mutual Funds	17,000,000	—	—	17,000,000
Total Securities Lending Reinvestments	17,000,000	224,796,394	—	241,796,394
Total Investments	$770,006,880	$283,892,887	$—	$1,053,899,767

Collateral for Securities Loaned (Liability)	$—	$(241,804,743)	$—	$(241,804,743)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b)	$1,053,899,767
Cash	435,821
Cash denominated in foreign currencies (c)	1,329,842
Receivable for:
Fund shares sold	69,741
Dividends	681,759

Total Assets	1,056,416,930

Liabilities
Collateral for securities loaned	241,804,743
Payables for:
Fund shares redeemed	12,347
Accrued Expenses:
Management fees	545,833
Distribution and service fees	18,210
Deferred trustees’ fees	155,492
Other expenses	171,608

Total Liabilities	242,708,233

Net Assets	$813,708,697

Net Assets Consist of:
Paid in surplus	$743,034,427
Distributable earnings (Accumulated losses)	70,674,270

Net Assets	$813,708,697

Net Assets
Class A	$734,999,225
Class B	78,709,472
Capital Shares Outstanding*
Class A	63,099,034
Class B	6,799,276
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.65
Class B	11.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $870,846,562.
(b)	Includes securities loaned at value of $235,786,447.
(c)	Identified cost of cash denominated in foreign currencies was $1,361,864.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends (a)	$16,118,265
Securities lending income	456,889

Total investment income	16,575,154

Expenses
Management fees	4,125,216
Administration fees	25,899
Custodian and accounting fees	48,686
Distribution and service fees - Class B	123,916
Audit and tax services	22,267
Legal	20,427
Shareholder reporting	13,010
Insurance	4,092
Miscellaneous (b)	5,702

Total expenses	4,389,215
Less management fee waiver	(335,260)
Less broker commission recapture	(9,879)

Net expenses	4,044,076

Net Investment Income	12,531,078

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	173,694,866
Foreign currency transactions	(111,587)

Net realized gain (loss)	173,583,279

Net change in unrealized appreciation (depreciation) on:
Investments	(150,106,924)
Foreign currency transactions	(32,065)

Net change in unrealized appreciation (depreciation)	(150,138,989)

Net realized and unrealized gain (loss)	23,444,290

Net Increase (Decrease) in Net Assets From Operations	$35,975,368

(a)	Net of foreign withholding taxes of $652,023.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,531,078	$22,982,565
Net realized gain (loss)	173,583,279	207,208,929
Net change in unrealized appreciation (depreciation)	(150,138,989)	(18,871,371)

Increase (decrease) in net assets from operations	35,975,368	211,320,123

From Distributions to Shareholders
Class A	(23,035,876)	(12,696,851)
Class B	(2,217,944)	(1,035,249)

Total distributions	(25,253,820)	(13,732,100)

Increase (decrease) in net assets from capital share transactions	(309,651,941)	(309,878,845)

Total increase (decrease) in net assets	(298,930,393)	(112,290,822)
Net Assets
Beginning of period	1,112,639,090	1,224,929,912

End of period	$813,708,697	$1,112,639,090

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	108,057	$1,399,625	1,998,858	$22,887,786
Reinvestments	1,765,201	23,035,876	1,058,071	12,696,851
Redemptions	(22,597,440)	(312,076,685)	(27,649,540)	(317,819,147)

Net increase (decrease)	(20,724,182)	$(287,641,184)	(24,592,611)	$(282,234,510)

Class B
Sales	333,423	$4,396,693	673,325	$7,598,157
Reinvestments	171,006	2,217,944	86,777	1,035,249
Redemptions	(2,078,568)	(28,625,394)	(3,116,189)	(36,277,741)

Net increase (decrease)	(1,574,139)	$(22,010,757)	(2,356,087)	$(27,644,335)

Increase (decrease) derived from capital shares transactions		$(309,651,941)		$(309,878,845)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.08		$10.29	$8.59	$7.69	$10.78	$10.86

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.16		0.24	0.10	0.12	0.06	0.02
Net realized and unrealized gain (loss)	(0.21)		1.70	1.70	0.83	(3.13)	(0.09)

Total income (loss) from investment operations	(0.05)		1.94	1.80	0.95	(3.07)	(0.07)

Less Distributions
Distributions from net investment income	(0.38)		(0.15)	(0.10)	(0.05)	(0.02)	(0.01)

Total distributions	(0.38)		(0.15)	(0.10)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$11.65		$12.08	$10.29	$8.59	$7.69	$10.78

Total Return (%)(b)	(0.79	)(c)	18.82	21.58	12.44 (d)	(28.64)	(0.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(e)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%)(f)	0.74	(e)	0.74	0.75	0.77	0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	2.39	(e)	2.01	1.34	1.46	0.62	0.21
Portfolio turnover rate (%)	19	(c)	23	48	33	24	23
Net assets, end of period (in millions)	$735.0		$1,012.3	$1,115.4	$1,084.7	$837.8	$991.7
	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.98		$10.21	$8.53	$7.62	$10.71	$10.79

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.14		0.20	0.08	0.10	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.20)		1.69	1.68	0.84	(3.13)	(0.07)

Total income (loss) from investment operations	(0.06)		1.89	1.76	0.94	(3.09)	(0.08)

Less Distributions
Distributions from net investment income	(0.34)		(0.12)	(0.08)	(0.03)	0.00	0.00

Total distributions	(0.34)		(0.12)	(0.08)	(0.03)	0.00	0.00

Net Asset Value, End of Period	$11.58		$11.98	$10.21	$8.53	$7.62	$10.71

Total Return (%)(b)	(0.84	)(c)	18.51	21.18	12.35	(28.85)	(0.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(e)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%)(f)	0.99	(e)	0.99	1.00	1.02	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	2.16	(e)	1.76	1.09	1.20	0.36	(0.05)
Portfolio turnover rate (%)	19	(c)	23	48	33	24	23
Net assets, end of period (in millions)	$78.7		$100.3	$109.6	$105.5	$90.3	$134.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is VanEck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with

BHFTII-11

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-12

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,318,584, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-13

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-14

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities, whether direct or indirect, may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$198,193,357	$0	$514,560,725

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$4,125,216	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-16

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$883,958,598

Gross unrealized appreciation	229,131,505
Gross unrealized (depreciation)	(59,190,336)

Net unrealized appreciation (depreciation)	$169,941,169

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$13,732,100	$14,978,584	$—	$—	$13,732,100	$14,978,584

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,170,363	$—	$320,048,136	$(285,088,106)	$60,130,393

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $1,167,665 and accumulated long-term capital losses of $283,920,441.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $47,657,290 and accumulated long-term capital losses of $157,836,191.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have

BHFTII-17

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -15.10%, -15.29%, and -15.22%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -10.35%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2022 was marked by extreme market volatility and the U.S. fixed income markets saw their worst year-to-date (“YTD”) returns in decades. Bond yields surged higher and risk assets weakened significantly as the market digested the Russian invasion of Ukraine, record high inflation prints, a progressively more hawkish Federal Reserve (the “Fed”) and later in the period, growing recession fears.

During the first quarter, geopolitical risks rapidly intensified with Russia’s invasion of Ukraine. In response, a number of countries announced a series of sanctions limiting overseas activities of Russian individuals and entities. The imposition of financial and economic sanctions pushed oil prices past $100/barrel and progressively renewed concerns over global growth.

U.S. inflation accelerated sharply, led by significant increases in the price of energy, food and housing, and remained elevated through much of the first half of 2022. Broad and core measures of the Consumer Price Index (“CPI”) printed above consensus expectations through much of the second quarter and headline CPI accelerated to 8.6% year-over-year (“YoY”) in May – a 40-year high.

Elevated inflation coupled with the desire of Fed officials to appear vigilant with respect to containing inflation led the Federal Open Market Committee (the “FOMC”) to embark on an accelerated pace of monetary tightening and hike the federal funds rate by a total of 150 basis points (“bps”) during the first half of 2022. After an initial increase in March, the FOMC hiked the fed funds rate by 50 bps in its May meeting – its largest rate increase since 2000 – and by 75 bps in its June meeting – its largest rate increase since 1994 – to end the period at a federal funds rate of 1.50%-1.75%. The Fed also responded with significant changes to its Summary of Economic Projections (“SEP”) since the beginning of the year. The median FOMC member expected that it will be appropriate to raise the fed funds rate by a total of 325 bps in 2022, up from 75 bps in the December 2021 SEP. Core Personal Consumption Expenditures inflation was increased to 4.3% from 2.7% while 2022 U.S. Gross Domestic Product (“GDP”) growth was revised down to 1.7% from 4.0%.

U.S. GDP unexpectedly contracted during the first quarter of 2022 at a revised annualized rate of -1.6% (the initial estimate was -1.4%), versus consensus forecasts for 1.0% growth, and a slowdown against 2021 full-year growth of 5.7% YoY. The contraction – the first since the COVID-19 recession during the first half of 2020 – was mainly due to decreases in inventory purchases as well as a jump in imported goods; however, the downward revision to first quarter growth also contained substantive declines in demand components which appear to be continuing into the second quarter and could lead to another weak GDP print.

During the reporting period, U.S. Treasury (“UST”) yields backed up considerably in the first quarter of 2022 and continued higher in the second quarter. The yield curve flattened as back-end yields rose less than front-end and intermediate yields. Investment-Grade (“IG”) and High-Yield (“HY”) credit spreads widened, particularly over the second quarter. The U.S. dollar denominated Emerging Market (“EM”) bond spreads widened, and the U.S. dollar was materially stronger versus most developed and emerging currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Strategic Bond Opportunities Portfolio underperformed its benchmark over the reporting period. Over the six-month period, the largest contributor to the Portfolio’s underperformance was its HY Corporate and Bank Loan exposure as spreads widened modestly in the first quarter and the widening accelerated over the second quarter. The team calibrated exposure within Bank Loans and HY via the primary and secondary markets over the period. At period end, in credit, HY spreads remained relatively attractive. Credit quality continued to improve with much of the Bloomberg U.S. Aggregate Bond Index rated BB and declining CCC exposure compared to several years ago. Technicals have been negative for the YTD given outflows from fixed income as interest rates have risen, but higher yields are beginning to attract new institutional buyers. While bank loan fundamentals are expected to decline from robust levels as growth slows, defaults are expected to remain below average. Valuations have improved meaningfully, and the team believes the technicals may improve as demand for discounted floating-rate loans from Collateralized Loan Obligations (“CLOs”) and institutions exceeds the limited new issue supply.

EM currency and debt exposure also had a negative impact on performance results as U.S. dollar-denominated EM bond spreads widened, local EM yields were higher and underperformed U.S. yields, and most currencies weakened versus the U.S. dollar over the period, with Russia being the main detractor during the first quarter. The Portfolio selectively reduced EM sovereign and corporate credit exposure during the reporting period. At period end, EM exposure remained more concentrated in U.S. dollar-denominated over local currency debt. EM growth challenges, heightened geopolitical risks and Fed tightening historically are not supportive of EM. At period end, our convictions continued to center on select EM countries with ample foreign exchange reserves, low external economic dependency, lower political uncertainty and effective policy executions.

In Foreign Exchange, the team reduced exposure to the Russian ruble, added short euro and British pound positions as well as a long Japanese yen position, and closed short Saudi riyal and long New Zealand dollar positions.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

Structured product exposures, mainly CLOs, also contributed to the Portfolio’s underperformance as spreads widened over the period. During the period, the team selectively added to Commercial and Non-Agency Residential Mortgage-Backed Securities (“RMBS”) while maintaining diversified exposures across asset-backed securities. The combination of strong fundamentals and attractive valuations suggests significant potential for this asset class to generate strong performance, in our view. The largest dislocated opportunities were in Residential and Commercial Mortgage Credit, which are sectors that have lagged other credit sectors in the rebound.

Yield-curve positioning was a detractor from returns as overweights to front-end Key Rate Durations (“KRDs”) detracted from Portfolio performance while overweights to back-end KRDs contributed.

With respect to contributors to Portfolio performance, the Portfolio’s underweight allocation to Agency MBS was positive for relative performance as spreads widened over the period. The Portfolio increased its Agency MBS exposure over the period.

The Portfolio’s underweight duration was positive for performance as yields rose over the period. The team actively managed U.S. duration exposure to capitalize on U.S. rate volatility. During the first quarter, the team began adding back duration in January, with an emphasis on the front end of the curve where market pricing on prospective rate hikes appeared aggressive, but as U.S. rates moved lower in response to the risk-off environment later in the quarter the team moved to tactically reduce the Portfolio’s duration. Over the second quarter, the team tactically managed the Portfolio’s duration as the market shifted from concerns over persistent inflation to fears of recession. For reference, UST 2-year yields rose from 0.73% to 2.92%, 5-year yields rose from 1.26% to 3.01%, 10-year yields rose from 1.52% to 2.98% and 30-year yields rose from 1.90% to 3.14%.

The Portfolio’s underweight allocation to IG Corporates was positive for relative performance as spreads widened over the period.

During the six months ended June 30, 2022, the team utilized derivatives including UST, Eurodollar and Secured Overnight Financing Rates futures, UST and Eurodollar options, and interest rate and inflation swaps to manage the Portfolio’s duration and yield curve exposure, and they detracted from performance. The team also used non-U.S. interest rate futures and swaps to manage the Portfolio’s exposure to the German, Australian, Brazilian and Mexican bond markets, and they detracted from returns. Credit default swaps on single names and on the HY index were used as an efficient, low-cost way of adjusting credit exposures on the margin, and they were slightly additive to Portfolio performance. The team also used MBS derivatives to gain exposure to specific characteristics of MBS, and they were a slight detractor. The team used foreign exchange forwards and options to hedge and take outright positions in a variety of currencies, and they detracted slightly from performance. Finally, equity options were used for tail risk hedging, and they had a minimal negative impact on performance.

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-15.10	-14.04	1.09	2.96
Class B	-15.29	-14.28	0.83	2.70
Class E	-15.22	-14.21	0.93	2.80
Bloomberg U.S. Aggregate Bond Index	-10.35	-10.29	0.88	1.54

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Sectors

% of Net Assets
Corporate Bonds & Notes	45.6
Floating Rate Loans	19.3
Mortgage-Backed Securities	9.1
U.S. Treasury & Government Agencies	8.3
Asset-Backed Securities	7.9
Foreign Government	2.9
Convertible Preferred Stocks	0.8
Convertible Bonds	0.5
Preferred Stocks	0.1
Purchased Options	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.55%	$1,000.00	$849.00	$2.52
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76
Class B (a)	Actual	0.80%	$1,000.00	$847.10	$3.66
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01
Class E (a)	Actual	0.70%	$1,000.00	$847.80	$3.21
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—45.6% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.1%
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/29 (144A) (a)	4,233,000	$3,043,781

Aerospace/Defense—0.9%
Boeing Co. (The) 2.196%, 02/04/26	2,430,000	2,190,319
3.250%, 02/01/35 (a)	1,740,000	1,316,590
5.930%, 05/01/60 (a)	7,880,000	7,174,108
TransDigm, Inc. 4.625%, 01/15/29 (a)	1,470,000	1,183,379
5.500%, 11/15/27 (a)	3,480,000	2,952,362
8.000%, 12/15/25 (144A) (a)	3,300,000	3,337,092
Triumph Group, Inc. 7.750%, 08/15/25 (a)	3,829,000	2,948,330

		21,102,180

Agriculture—0.1%
Altria Group, Inc. 2.450%, 02/04/32	530,000	399,158
4.800%, 02/14/29 (a)	115,000	109,270
5.950%, 02/14/49 (a)	829,000	726,418
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A) (a)	1,400,000	1,395,310

		2,630,156

Airlines—1.7%
Air Canada 3.875%, 08/15/26 (144A) (a)	3,620,000	3,062,122
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	490,543	457,478
American Airlines Pass-Through Trust 4.950%, 02/15/25	2,943,938	2,724,949
American Airlines, Inc. 11.750%, 07/15/25 (144A) (a)	4,840,000	5,008,916
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A) (a)	3,570,000	3,280,062
5.750%, 04/20/29 (144A)	3,200,000	2,732,032
Delta Air Lines, Inc. 7.000%, 05/01/25 (144A) (a)	10,520,000	10,648,224
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.750%, 10/20/28 (144A) (a)	990,000	935,132
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A) (a)	4,820,000	4,319,684
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A) (a)	4,655,999	4,778,312
United Airlines Pass-Through Trust 4.875%, 01/15/26	622,500	591,132
United Airlines, Inc. 4.625%, 04/15/29 (144A) (a)	1,260,000	1,068,820

		39,606,863

Auto Manufacturers—1.1%
Ford Motor Co. 3.250%, 02/12/32 (a)	4,270,000	3,193,533

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC
3.625%, 06/17/31 (a)	3,640,000	2,821,000
4.000%, 11/13/30 (a)	7,300,000	5,914,862
4.950%, 05/28/27 (a)	2,170,000	2,015,388
General Motors Co. 6.125%, 10/01/25 (a)	970,000	1,002,726
6.600%, 04/01/36	5,134,000	5,199,141
Mclaren Finance plc 7.500%, 08/01/26 (144A)	250,000	184,725
PM General Purchaser LLC 9.500%, 10/01/28 (144A) (a)	6,440,000	5,203,391

		25,534,766

Auto Parts & Equipment—0.4%
American Axle & Manufacturing, Inc. 5.000%, 10/01/29 (a)	1,830,000	1,486,534
Clarios Global L.P. / Clarios U.S. Finance Co. 8.500%, 05/15/27 (144A) (a)	3,230,000	3,121,714
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A) (a)	4,315,000	3,980,588

		8,588,836

Banks—4.0%
Banco Mercantil del Norte S.A. 6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	792,000
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	2,150,000	1,992,073
Barclays Bank plc 7.625%, 11/21/22 (a)	2,817,000	2,844,687
Barclays plc 2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	7,257,976
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	188,780
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	3,650,000	3,586,125
8.000%, 5Y H15 + 5.672%, 06/15/24 (a) (b)	5,160,000	5,069,700
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (a) (b)	5,980,000	5,056,090
Credit Agricole S.A. 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (b)	1,750,000	1,725,902
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (b)	7,050,000	7,221,315
Credit Suisse Group AG 7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (b)	650,000	564,752
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (a) (b)	3,390,000	3,127,275
9.750%, 5Y H15 + 6.383%, 06/23/27 (144A) (a) (b)	4,750,000	4,850,937
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	2,000,000	2,214,844
HSBC Holdings plc 6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (a) (b)	390,000	349,538
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	670,000	606,743
Intesa Sanpaolo S.p.A. 3.125%, 07/14/22 (144A)	1,470,000	1,470,059
3.375%, 01/12/23 (144A) (a)	1,900,000	1,891,648
5.710%, 01/15/26 (144A) (a)	16,030,000	15,269,350

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group plc 4.947%, 5Y EURIBOR Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	$5,355,797
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (a) (b)	3,580,000	3,472,600
Natwest Group plc 4.500%, 5Y UKG + 3.992%, 03/31/28 (GBP) (b)	6,600,000	6,306,833
UBS AG 7.625%, 08/17/22	2,850,000	2,858,303
UBS Group AG 7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a) (b)	3,600,000	3,506,840
UniCredit S.p.A. 5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (a) (b)	4,960,000	4,008,591
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a) (b)	1,750,000	1,608,136
Wells Fargo & Co. 5.013%, SOFR + 4.502%, 04/04/51 (a) (b)	2,210,000	2,167,565

		95,364,459

Beverages—0.0%
Anheuser-Busch InBev Worldwide, Inc. 5.800%, 01/23/59 (a)	1,110,000	1,154,494

Biotechnology—0.2%
Cidron Aida Finco Sarl 6.250%, 04/01/28 (144A) (GBP)	4,110,000	4,090,038

Building Materials—0.3%
Builders FirstSource, Inc. 4.250%, 02/01/32 (144A) (a)	2,644,000	2,012,533
CP Atlas Buyer, Inc. 7.000%, 12/01/28 (144A) (a)	1,310,000	946,056
SRM Escrow Issuer LLC 6.000%, 11/01/28 (144A) (a)	5,470,000	4,623,408

		7,581,997

Chemicals—0.1%
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A) (a)	1,690,000	1,470,807

Commercial Services—2.0%
Adtalem Global Education, Inc. 5.500%, 03/01/28 (144A) (a)	2,601,000	2,321,393
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A) (a)	3,050,000	2,798,772
Carriage Services, Inc. 4.250%, 05/15/29 (144A) (a)	5,320,000	4,326,513
CoreCivic, Inc. 8.250%, 04/15/26	6,890,000	6,718,921
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A)	6,680,000	5,597,840
Metropolitan Museum of Art (The) 3.400%, 07/01/45 (a)	2,025,000	1,803,382
Paysafe Finance plc / Paysafe Holdings US Corp. 4.000%, 06/15/29 (144A) (a)	3,300,000	2,378,894

Commercial Services—(Continued)
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.250%, 01/15/28 (144A) (a)	2,720,000	2,275,540
Rent-A-Center, Inc. 6.375%, 02/15/29 (144A) (a)	4,845,000	3,779,100
StoneMor, Inc. 8.500%, 05/15/29 (144A)	7,980,000	7,062,300
United Rentals North America, Inc. 4.000%, 07/15/30 (a)	1,540,000	1,316,515
5.250%, 01/15/30 (a)	4,570,000	4,238,675
WW International, Inc. 4.500%, 04/15/29 (144A) (a)	1,680,000	1,118,796
ZipRecruiter, Inc. 5.000%, 01/15/30 (144A)	1,810,000	1,520,400

		47,257,041

Computers—0.2%
Crowdstrike Holdings, Inc. 3.000%, 02/15/29 (a)	500,000	432,500
NCR Corp. 5.125%, 04/15/29 (144A) (a)	4,000,000	3,382,960
Vericast Corp. 11.000%, 09/15/26 (144A) (a)	1,800,000	1,726,758
13.000%, 10/15/27 (144A)	230,000	266,800

		5,809,018

Distribution/Wholesale—0.6%
American News Co. LLC 8.500%, 10.000% PIK, 09/01/26 (144A) (a) (c)	9,971,920	11,318,129
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	4,480,000	3,623,200

		14,941,329

Diversified Financial Services—2.6%
Accelerate360 Holdings LLC 8.000%, 03/01/28 (144A)	10,418,100	11,045,478
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/32	2,410,000	1,929,184
4.500%, 09/15/23 (a)	990,000	985,264
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	3,560,000	3,528,709
Avolon Holdings Funding, Ltd. 4.250%, 04/15/26 (144A)	2,950,000	2,731,837
B3 SA - Brasil Bolsa Balcao 4.125%, 09/20/31 (144A)	6,000,000	4,938,000
Burford Capital Global Finance LLC 6.875%, 04/15/30 (144A) (a)	720,000	632,751
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)†	3,370,000	3,204,021
Coinbase Global, Inc. 3.625%, 10/01/31 (144A) (a)	3,720,000	2,089,173
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (a) (c)	13,250,865	10,037,530
Jane Street Group / JSG Finance, Inc. 4.500%, 11/15/29 (144A)	1,530,000	1,361,700

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	$129,726
LD Holdings Group LLC 6.125%, 04/01/28 (144A) (a)	3,760,000	2,292,435
Midcap Financial Issuer Trust 5.625%, 01/15/30 (144A) (a)	2,150,000	1,677,495
6.500%, 05/01/28 (144A) (a)	5,020,000	4,317,200
Navient Corp. 5.625%, 08/01/33 (a)	1,680,000	1,165,931
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	3,800,000	3,786,082
5.250%, 08/15/22 (144A)	344,000	344,013
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 4.000%, 10/15/33 (144A) (a)	3,510,000	2,492,100
StoneX Group, Inc. 8.625%, 06/15/25 (144A)	1,940,000	1,944,850
VistaJet Malta Finance plc / XO Management Holding, Inc. 6.375%, 02/01/30 (144A) (a)	1,280,000	1,024,000

		61,657,479

Electric—0.6%
AES Corp. (The) 2.450%, 01/15/31 (a)	3,070,000	2,469,102
FirstEnergy Corp. 4.400%, 07/15/27 (a)	1,640,000	1,546,897
NRG Energy, Inc. 3.625%, 02/15/31 (144A) (a)	400,000	313,596
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	1,070,016	1,048,616
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	487,494	448,494
Southern California Edison Co. 3.900%, 03/15/43 (a)	1,217,000	976,662
TransAlta Corp. 6.500%, 03/15/40	9,409,000	8,681,120

		15,484,487

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	795,513	826,873
Sunnova Energy Corp. 5.875%, 09/01/26 (144A) (a)	3,850,000	3,349,528

		4,176,401

Engineering & Construction—0.2%
TopBuild Corp. 3.625%, 03/15/29 (144A)	3,010,000	2,369,657
Tutor Perini Corp. 6.875%, 05/01/25 (144A) (a)	1,720,000	1,405,687

		3,775,344

Entertainment—0.7%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A) (a)	6,590,000	3,401,363

Entertainment—(Continued)
AMC Entertainment Holdings, Inc. 10.000%, 06/15/26 (144A) (a)	2,310,000	1,533,724
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	4,120,000	3,567,673
Magallanes, Inc. 3.755%, 03/15/27 (144A) (a)	3,130,000	2,935,914
Scientific Games International, Inc. 8.625%, 07/01/25 (144A) (a)	1,600,000	1,640,160
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.750%, 04/15/25 (144A) (a)	4,268,000	4,153,874

		17,232,708

Environmental Control—0.2%
GFL Environmental, Inc. 5.125%, 12/15/26 (144A) (a)	500,000	478,150
Madison IAQ LLC 5.875%, 06/30/29 (144A) (a)	4,590,000	3,517,409

		3,995,559

Food—0.4%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (d)	2,410,000	2,603,887
FAGE International S.A. / FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 (144A) (a)	1,838,000	1,567,035
Kraft Heinz Foods Co. 5.500%, 06/01/50 (a)	2,370,000	2,274,996
Simmons Foods, Inc. 4.625%, 03/01/29 (144A) (a)	4,160,000	3,516,864

		9,962,782

Forest Products & Paper—0.2%
Suzano Austria GmbH 3.125%, 01/15/32 (a)	5,000,000	3,764,200
5.750%, 07/14/26	1,200,000	1,213,200

		4,977,400

Healthcare-Products—0.2%
Medline Borrower L.P. 3.875%, 04/01/29 (144A) (a)	6,510,000	5,544,632

Healthcare-Services—1.3%
Akumin Escrow, Inc. 7.500%, 08/01/28 (144A)	5,690,000	4,059,297
Cano Health LLC 6.250%, 10/01/28 (144A) (a)	630,000	515,212
CHS/Community Health Systems, Inc. 6.125%, 04/01/30 (144A) (a)	10,700,000	6,527,000
6.875%, 04/15/29 (144A) (a)	3,630,000	2,341,350
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	700,652
HCA, Inc. 5.500%, 06/15/47 (a)	360,000	321,132
5.625%, 09/01/28 (a)	6,000,000	5,902,170
7.500%, 11/06/33	1,808,000	2,041,953

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Radiology Partners, Inc. 9.250%, 02/01/28 (144A) (a)	5,630,000	$4,228,243
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/01/26 (144A) (a)	4,120,000	4,006,700
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A)	3,931,000	1,385,677

		32,029,386

Home Builders—0.1%
MDC Holdings, Inc. 6.000%, 01/15/43 (a)	2,195,000	1,792,988

Insurance—0.9%
AXA S.A. 8.600%, 12/15/30	1,320,000	1,547,609
Highlands Holdings Bond Issuer, Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625%, 7.625%, 8.375% PIK, 10/15/25 (144A) (c)	6,630,000	6,401,265
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)†	2,600,000	3,127,070
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)†	6,285,000	5,757,796
NMI Holdings, Inc. 7.375%, 06/01/25 (144A)	3,380,000	3,312,400
Prudential Financial, Inc. 5.625%, 3M LIBOR + 3.920%, 06/15/43 (a) (b)	550,000	536,222
5.875%, 3M LIBOR + 4.175%, 09/15/42 (b)	1,200,000	1,178,100
Teachers Insurance & Annuity Association of America 6.850%, 12/16/39 (144A)	216,000	254,060

		22,114,522

Internet—0.3%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.000%, 05/01/28 (144A)	2,900,000	2,406,478
Photo Holdings Merger Sub, Inc. 8.500%, 10/01/26 (144A) (a)	3,510,000	2,649,910
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	2,640,000	2,507,684

		7,564,072

Investment Companies—0.2%
The Vanguard Group, Inc. 3.050%, 08/28/50	7,460,000	5,423,472

Iron/Steel—0.2%
Vale Overseas, Ltd. 6.250%, 08/10/26 (a)	3,990,000	4,166,717
6.875%, 11/10/39	1,180,000	1,254,942

		5,421,659

Leisure Time—1.8%
Carnival Corp. 9.875%, 08/01/27 (144A) (a)	12,230,000	11,924,250
10.500%, 06/01/30 (144A)	2,810,000	2,312,658

Leisure Time—(Continued)
Carnival plc 7.875%, 06/01/27	12,206,000	12,233,998
NCL Corp., Ltd. 5.875%, 02/15/27 (144A) (a)	5,450,000	4,659,750
7.750%, 02/15/29 (144A) (a)	2,960,000	2,264,400
Saga plc 5.500%, 07/15/26 (GBP)	5,800,000	6,135,437
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	3,680,000	2,956,917

		42,487,410

Lodging—0.8%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A) (a)	1,180,000	943,147
Las Vegas Sands Corp. 2.900%, 06/25/25	50,000	44,606
3.200%, 08/08/24	560,000	528,979
Melco Resorts Finance, Ltd. 5.375%, 12/04/29 (144A) (a)	7,230,000	4,341,866
Sands China, Ltd. 2.550%, 03/08/27 (144A) (a)	1,440,000	1,048,320
3.100%, 03/08/29 (144A)	1,240,000	877,300
3.250%, 08/08/31 (144A) (a)	470,000	310,388
5.125%, 08/08/25 (a)	4,610,000	3,866,084
Wynn Macau, Ltd.
5.125%, 12/15/29 (144A) (a)	5,550,000	3,438,447
5.500%, 01/15/26 (144A) (a)	990,000	684,338
5.625%, 08/26/28 (144A) (a)	3,080,000	1,897,280

		17,980,755

Machinery-Construction & Mining—0.2%
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	6,600,000	5,358,672

Machinery-Diversified—0.3%
Granite U.S. Holdings Corp. 11.000%, 10/01/27 (144A) (a)	7,520,000	7,068,800

Media—2.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.500%, 05/01/32 (a)	4,940,000	3,999,918
5.000%, 02/01/28 (144A) (a)	2,990,000	2,758,873
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 03/01/42	470,000	326,152
4.200%, 03/15/28 (a)	4,010,000	3,746,543
5.375%, 04/01/38	1,580,000	1,404,346
CSC Holdings LLC 4.500%, 11/15/31 (144A) (a)	3,800,000	2,930,370
5.750%, 01/15/30 (144A) (a)	2,300,000	1,673,319
6.500%, 02/01/29 (144A) (a)	11,000,000	9,934,430
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A) (a)	8,040,000	6,858,683

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp. 5.125%, 06/01/29	8,560,000	$5,201,399
5.750%, 12/01/28 (144A) (a)	4,330,000	3,205,975
5.875%, 11/15/24	1,360,000	1,145,800
Gannett Holdings LLC 6.000%, 11/01/26 (144A) (a)	4,410,000	3,693,375
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A) (a)	2,930,000	2,414,554
Liberty Interactive LLC 8.500%, 07/15/29 (a)	5,190,000	3,593,969
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	1,779,622

		54,667,328

Metal Fabricate/Hardware—0.2%
Advanced Drainage Systems, Inc. 6.375%, 06/15/30 (144A) (a)	3,110,000	3,037,133
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (a)	3,153,000	2,490,870

		5,528,003

Mining—2.1%
Anglo American Capital plc 4.000%, 09/11/27 (144A)	2,740,000	2,604,872
Barrick North America Finance LLC 5.750%, 05/01/43	6,029,000	6,274,989
First Quantum Minerals, Ltd. 6.875%, 03/01/26 (144A) (a)	5,000,000	4,605,000
6.875%, 10/15/27 (144A) (a)	13,800,000	12,338,028
Freeport Minerals Corp. 7.125%, 11/01/27	4,240,000	4,579,200
Freeport-McMoRan, Inc. 5.450%, 03/15/43 (a)	10,000,000	9,250,500
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A) (a)	1,000,000	947,690
Hudbay Minerals, Inc. 4.500%, 04/01/26 (144A) (a)	2,660,000	2,225,835
6.125%, 04/01/29 (144A) (a)	2,854,000	2,314,722
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A)† (e) (f) (g)	931,574	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A)† (g)	8,475,000	85
Teck Resources, Ltd.
5.400%, 02/01/43	3,365,000	3,126,460
6.000%, 08/15/40	1,774,000	1,775,331

		50,042,712

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	1,610,000	1,357,503

Oil & Gas—5.4%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A) (a)	13,300,000	11,704,000

Oil & Gas—(Continued)
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A) (a)	10,880,000	9,533,600
Continental Resources, Inc. 5.750%, 01/15/31 (144A) (a)	3,630,000	3,509,992
Devon Energy Corp. 5.250%, 10/15/27 (a)	584,000	590,974
8.250%, 08/01/23	5,720,000	5,945,516
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.750%, 01/30/28 (144A) (a)	3,770,000	3,591,490
EQT Corp. 3.125%, 05/15/26 (144A) (a)	691,000	646,990
6.625%, 02/01/25	2,670,000	2,746,709
7.500%, 02/01/30 (a)	3,480,000	3,735,397
Gazprom PJSC Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	7,980,000	2,194,500
Hilcorp Energy I L.P. / Hilcorp Finance Co. 6.250%, 04/15/32 (144A) (a)	3,440,000	3,020,974
KazMunayGas National Co. JSC 5.375%, 04/24/30 (144A)	300,000	264,320
6.375%, 10/24/48 (144A)	1,060,000	878,985
MEG Energy Corp. 5.875%, 02/01/29 (144A) (a)	650,000	593,688
7.125%, 02/01/27 (144A) (a)	5,290,000	5,327,453
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A) (a)	4,910,000	4,713,600
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A) (a)	5,580,000	5,259,150
Oasis Petroleum, Inc. 6.375%, 06/01/26 (144A)	6,890,000	6,373,250
Occidental Petroleum Corp. 4.500%, 07/15/44	1,765,000	1,398,763
Parsley Energy LLC / Parsley Finance Corp. 5.625%, 10/15/27 (144A)	3,920,000	3,856,641
Penn Virginia Escrow LLC 9.250%, 08/15/26 (144A) (a)	7,120,000	6,833,348
Petrobras Global Finance B.V. 5.750%, 02/01/29 (a)	2,000,000	1,939,460
6.850%, 06/05/15 (a)	6,170,000	5,062,917
Range Resources Corp. 4.750%, 02/15/30 (144A) (a)	3,060,000	2,744,300
8.250%, 01/15/29 (a)	7,430,000	7,574,978
Southwestern Energy Co. 4.750%, 02/01/32 (a)	4,080,000	3,486,462
7.750%, 10/01/27 (a)	12,053,000	12,294,060
8.375%, 09/15/28	1,670,000	1,759,763
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A) (a)	5,505,000	5,261,745
YPF S.A. 6.950%, 07/21/27 (144A)	3,360,000	1,906,800
8.500%, 07/28/25 (144A)	6,350,000	4,302,125

		129,051,950

Packaging & Containers—0.6%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (a) (c)	4,470,000	3,315,667

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 4.000%, 09/01/29 (144A) (a)	4,700,000	$3,771,750
6.000%, 06/15/27 (144A) (a)	1,340,000	1,326,238
Canpack S.A. / Canpack U.S. LLC 3.875%, 11/15/29 (144A) (a)	1,396,000	1,089,131
Cascades, Inc./Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	2,610,000	2,218,671
Pactiv LLC 8.375%, 04/15/27	2,936,000	2,554,320

		14,275,777

Pharmaceuticals—1.5%
AdaptHealth LLC 4.625%, 08/01/29 (144A) (a)	3,650,000	3,002,125
Bausch Health Americas, Inc. 8.500%, 01/31/27 (144A) (a)	400,000	280,500
Bausch Health Cos., Inc. 5.500%, 11/01/25 (144A) (a)	1,250,000	1,097,856
6.125%, 02/01/27 (144A) (a)	2,470,000	2,099,500
7.000%, 01/15/28 (144A)	1,070,000	612,575
9.000%, 12/15/25 (144A) (a)	770,000	568,915
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A) (a)	2,840,000	2,372,800
CVS Health Corp. 5.125%, 07/20/45	1,440,000	1,387,040
Option Care Health, Inc. 4.375%, 10/31/29 (144A)	6,360,000	5,453,700
Par Pharmaceutical, Inc. 7.500%, 04/01/27 (144A) (a)	7,240,000	5,502,400
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (a)	12,465,000	10,420,865
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (a)	4,210,000	3,595,837

		36,394,113

Pipelines—3.3%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A) (a)	5,130,000	4,848,718
Cheniere Energy Partners L.P. 3.250%, 01/31/32	608,000	478,800
3.250%, 01/31/32 (144A)	608,000	478,800
DCP Midstream Operating L.P. 6.750%, 09/15/37 (144A)	3,480,000	3,310,350
El Paso Natural Gas Co. LLC 7.500%, 11/15/26 (a)	4,250,000	4,649,081
8.375%, 06/15/32	190,000	221,738
Energy Transfer L.P. 5.500%, 06/01/27	1,376,000	1,396,654
6.250%, 3M LIBOR + 4.028%, 02/15/23 (a) (b)	2,030,000	1,521,675
6.250%, 04/15/49	1,090,000	1,056,554
7.125%, 5Y H15 + 5.306%, 05/15/30 (a) (b)	1,950,000	1,673,395
7.600%, 02/01/24	630,000	656,166
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (a) (b)	13,090,000	10,332,649

Pipelines—(Continued)
EQM Midstream Partners L.P. 6.000%, 07/01/25 (144A)	1,880,000	1,802,318
6.500%, 07/01/27 (144A) (a)	1,660,000	1,543,469
7.500%, 06/01/30 (144A) (a)	2,660,000	2,555,316
Howard Midstream Energy Partners LLC 6.750%, 01/15/27 (144A)	3,590,000	3,092,798
Kinder Morgan, Inc. 7.800%, 08/01/31	67,000	77,843
Northwest Pipeline LLC 4.000%, 04/01/27	5,320,000	5,179,306
Plains All American Pipeline L.P. 6.125%, 3M LIBOR + 4.110%, 11/15/22 (a) (b)	2,148,000	1,525,080
Rockies Express Pipeline LLC 7.500%, 07/15/38 (144A)	2,930,000	2,578,400
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	29,219
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 8.500%, 10/15/26 (144A) (a)	1,220,000	1,095,340
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A) (a)	3,230,000	2,680,900
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31 (a)	5,120,000	4,667,405
Venture Global Calcasieu Pass LLC 3.875%, 11/01/33 (144A) (a)	4,010,000	3,308,250
4.125%, 08/15/31 (144A) (a)	3,570,000	3,050,636
Western Midstream Operating L.P. 5.300%, 03/01/48 (a)	4,900,000	3,950,135
5.450%, 04/01/44 (a)	11,710,000	9,732,649

		77,493,644

Real Estate—0.4%
Country Garden Holdings Co., Ltd. 8.000%, 01/27/24	1,110,000	729,825
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	6,762,000	5,671,628
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/29 (144A) (a)	3,950,000	2,995,364

		9,396,817

Real Estate Investment Trusts—1.2%
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/29 (144A) (a)	2,840,000	2,115,800
Diversified Healthcare Trust 4.750%, 02/15/28 (a)	1,590,000	1,170,638
9.750%, 06/15/25 (a)	1,750,000	1,725,937
GEO Group, Inc. (The) 5.875%, 10/15/24	9,513,000	8,548,810
IIP Operating Partnership L.P. 5.500%, 05/25/26	3,110,000	2,818,667
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A) (a)	210,000	169,538
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	4,656,000	4,902,377

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts —(Continued)
Service Properties Trust 4.350%, 10/01/24 (a)	1,010,000	$820,726
5.500%, 12/15/27 (a)	2,035,000	1,648,350
7.500%, 09/15/25 (a)	4,280,000	3,921,550

		27,842,393

Retail—1.9%
Bath & Body Works, Inc. 5.250%, 02/01/28 (a)	6,342,000	5,350,745
6.625%, 10/01/30 (144A) (a)	1,850,000	1,597,919
Bed Bath & Beyond, Inc. 5.165%, 08/01/44 (a)	9,312,000	2,073,038
Carrols Restaurant Group, Inc. 5.875%, 07/01/29 (144A) (a)	2,760,000	2,014,800
Doman Building Materials Group, Ltd. 5.250%, 05/15/26 (144A) (CAD)	3,680,000	2,480,112
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/29 (144A) (a)	2,490,000	2,122,725
FirstCash, Inc. 5.625%, 01/01/30 (144A) (a)	3,060,000	2,642,280
Guitar Center, Inc. 8.500%, 01/15/26 (144A)	4,081,000	3,601,483
Michaels Cos, Inc. (The) 5.250%, 05/01/28 (144A) (a)	2,200,000	1,729,134
7.875%, 05/01/29 (144A) (a)	5,520,000	3,637,790
Party City Holdings, Inc. 8.750%, 02/15/26 (144A) (a)	410,000	275,725
PetSmart, Inc. / PetSmart Finance Corp. 7.750%, 02/15/29 (144A) (a)	1,836,000	1,653,336
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/01/25 (a)	630,000	591,368
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A) (a)	2,430,000	2,066,411
Superior Plus L.P. / Superior General Partner, Inc. 4.500%, 03/15/29 (144A) (a)	2,320,000	1,972,000
Tendam Brands S.A.U. 5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,347,533
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	3,751,320
Wendy’s International LLC 7.000%, 12/15/25	5,178,000	5,262,143

		44,169,862

Semiconductors—0.1%
Broadcom, Inc. 3.187%, 11/15/36 (144A)	135,000	102,623
Uniquify, Inc. 6.000%, 06/15/24 (144A)†	1,720,000	1,677,843

		1,780,466

Software—1.3%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A) (a)	3,680,000	3,197,258
CDK Global, Inc. 5.250%, 05/15/29 (144A) (a)	2,500,000	2,449,462

Software—(Continued)
Central Parent, Inc. / Central Merger Sub, Inc. 7.250%, 06/15/29 (144A) (a)	4,170,000	4,013,625
Clarivate Science Holdings Corp. 4.875%, 07/01/29 (144A) (a)	2,540,000	2,085,340
Minerva Merger Sub, Inc. 6.500%, 02/15/30 (144A) (a)	6,500,000	5,405,335
MSCI, Inc. 3.250%, 08/15/33 (144A) (a)	1,130,000	900,712
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	2,500,000	2,162,625
Rackspace Technology Global, Inc. 3.500%, 02/15/28 (144A) (a)	4,980,000	3,901,755
Ziff Davis, Inc. 4.625%, 10/15/30 (144A) (a)	5,586,000	4,761,758
ZoomInfo Technologies LLC 3.875%, 02/01/29 (144A) (a)	3,940,000	3,300,311

		32,178,181

Telecommunications—1.7%
Altice France Holding S.A. 10.500%, 05/15/27 (144A) (a)	8,840,000	7,417,998
Altice France S.A. 5.125%, 07/15/29 (144A) (a)	3,300,000	2,491,500
British Telecommunications plc 9.625%, 12/15/30	3,875,000	4,822,127
LogMeIn, Inc. 5.500%, 09/01/27 (144A)	5,530,000	3,850,347
Millicom International Cellular S.A. 4.500%, 04/27/31 (144A) (a)	3,930,000	2,908,200
6.250%, 03/25/29 (144A) (a)	1,395,000	1,213,650
Sprint Capital Corp. 8.750%, 03/15/32 (a)	3,000,000	3,610,440
Switch, Ltd. 3.750%, 09/15/28 (144A) (a)	3,000,000	2,967,450
4.125%, 06/15/29 (144A) (a)	2,910,000	2,880,436
T-Mobile USA, Inc. 3.500%, 04/15/31 (a)	1,360,000	1,174,265
Verizon Communications, Inc. 3.400%, 03/22/41	1,070,000	871,019
3.550%, 03/22/51 (a)	720,000	577,204
5.250%, 03/16/37	660,000	683,813
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A) (a)	1,940,000	1,624,781
Vmed O2 UK Financing I plc 4.750%, 07/15/31 (144A) (a)	4,620,000	3,732,267

		40,825,497

Transportation—0.4%
Carriage Purchaser, Inc. 7.875%, 10/15/29 (144A)	2,190,000	1,630,747
XPO CNW, Inc. 6.700%, 05/01/34 (a)	7,571,000	7,076,338

		8,707,085

Total Corporate Bonds & Notes (Cost $1,277,965,617)		1,085,935,624

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (h)—19.3%

Security Description	Principal Amount*	Value

Advertising—0.5%
CMG Media Corp.
Term Loan, 5.166%, 1M LIBOR + 3.500%, 12/17/26	7,251,927	$6,677,212
Polyconcept Holding B.V.
Term Loan B, 7.554%, TSFR + 5.500%, 05/18/29	5,370,000	5,067,937

		11,745,149

Aerospace/Defense—0.8%
AqGen Island Holdings, Inc.
Term Loan, 5.813%, 3M LIBOR + 3.500%, 08/02/28	4,638,375	4,336,880
Vertex Aerospace Services Corp. 1st Lien Term Loan, 5.666%, 1M LIBOR + 4.000%, 12/06/28	8,259,300	7,923,766
WP CPP Holdings LLC 2nd Lien Incremental Term Loan, 8.990%, 3M LIBOR + 7.750%, 04/30/26	3,300,000	2,730,750
Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	4,939,228	4,206,578

		19,197,974

Airlines—0.7%
Air Canada
Term Loan B, 4.250%, 3M LIBOR + 3.500%, 08/11/28	5,610,000	5,189,250
Mileage Plus Holdings LLC
Term Loan B, 7.313%, 3M LIBOR + 5.250%, 06/21/27	6,710,000	6,664,915
United Airlines, Inc.
Term Loan B, 5.392%, 1M LIBOR + 3.750%, 04/21/28	4,757,113	4,426,494

		16,280,659

Apparel—0.3%
Fanatics Commerce Intermediate Holdco LLC
Term Loan B, 4.916%, 1M LIBOR + 3.250%, 11/24/28	6,467,500	6,136,041

Auto Parts & Equipment—0.4%
First Brands Group LLC 2nd Lien Term Loan, 9.739%, 3M LIBOR + 8.500%, 03/30/28	1,950,000	1,881,750
Term Loan, 6.000%, SOFR + 5.000%, 03/30/27	3,199,500	3,031,526
Lakeshore Intermediate LLC
Term Loan, 4.000%, 3M LIBOR + 3.500%, 09/29/28	6,029,700	5,750,827

		10,664,103

Beverages—0.1%
City Brewing Co. LLC
Term Loan, 4.469%, 3M LIBOR + 3.500%, 04/05/28	3,592,850	3,206,619
Naked Juice LLC
Term Loan, 4.875%, TSFR + 3.250%, 01/24/29	370,766	344,233

		3,550,852

Building Materials—0.4%
Quikrete Holdings, Inc.
Term Loan B1, 4.666%, 1M LIBOR + 3.000%, 06/11/28	3,381,525	3,202,940
Solis IV B.V.
USD Term Loan B1, 4.842%, TSFR + 3.500%, 02/26/29	7,630,000	6,587,231

		9,790,171

Chemicals—0.3%
Hexion Holdings Corp.
USD Term Loan, 5.924%, TSFR + 4.500%, 03/15/29	6,170,000	5,549,144
Meridian Adhesives Group, Inc.
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 07/24/28	2,308,400	2,181,438

		7,730,582

Commercial Services—1.8%
Adtalem Global Education, Inc.
Term Loan B, 5.595%, 1M LIBOR + 4.000%, 08/12/28	3,613,906	3,451,280
Amentum Government Services Holdings LLC 2nd Lien Term Loan, 11.000%, 3M LIBOR + 8.750%, 01/31/28	4,140,000	3,953,700
Term Loan, 4.777%, TSFR + 4.000%, 02/15/29	8,810,000	8,402,538
Term Loan B, 5.416%, 1M LIBOR + 3.750%, 01/29/27	4,625,674	4,411,737
Garda World Security Corp.
Term Loan B, 5.749%, TSFR + 4.250%, 02/01/29	4,910,000	4,529,475
Mavis Tire Express Services Corp.
Term Loan B, 5.625%, TSFR + 4.000%, 05/04/28	2,337,239	2,185,318
Mister Car Wash Holdings, Inc.
Term Loan B, 4.666%, 1M LIBOR + 3.000%, 05/14/26	1,741,885	1,653,157
PECF USS Intermediate Holding III Corp.
Term Loan B, 5.916%, 1M LIBOR + 4.250%, 12/15/28	5,293,400	4,799,790
TruGreen L.P.
2nd Lien Term Loan, 10.166%, 1M LIBOR + 8.500%, 11/02/28	1,820,000	1,756,300
Verscend Holding Corp.
Term Loan B, 5.666%, 1M LIBOR + 4.000%, 08/27/25	1,891,329	1,814,100
VT Topco, Inc. 2nd Lien Term Loan, 8.416%, 1M LIBOR + 6.750%, 07/31/26	3,070,000	2,901,150
Delayed Draw Term Loan, 3.750%, 3M LIBOR + 3.750%, 08/01/25 (i)	237,032	226,959
Incremental Term Loan, 5.416%, 1M LIBOR + 3.750%, 08/01/25	3,503,006	3,354,128

		43,439,632

Computers—1.5%
Magenta Buyer LLC 1st Lien Term Loan, 6.230%, 3M LIBOR + 5.000%, 07/27/28	7,552,050	6,822,016
2nd Lien Term Loan, 9.480%, 3M LIBOR + 8.250%, 07/27/29	8,260,000	7,774,725
Redstone Holdco 2 L.P. 2nd Lien Term Loan, 8.975%, 3M LIBOR + 7.750%, 04/27/29	8,730,000	7,566,003
Term Loan, 5.934%, 3M LIBOR + 4.750%, 04/27/28	8,674,450	7,525,086
Surf Holdings LLC
USD Term Loan, 5.165%, 3M LIBOR + 3.500%, 03/05/27	1,636,558	1,543,138
UST Holdings, Ltd
Term Loan, 5.392%, 1M LIBOR + 3.750%, 11/20/28	4,417,800	4,224,521

		35,455,489

Diversified Financial Services—1.6%
Citadel Securities L.P.
Term Loan B, 3.649%, TSFR + 2.500%, 02/02/28	2,968,670	2,863,840

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
CTC Holdings L.P.
Term Loan B, 6.418%, TSFR + 5.000%, 02/20/29	4,877,775	$4,585,109
Deerfield Dakota Holding LLC 2nd Lien Term Loan, 8.416%, 1M LIBOR + 6.750%, 04/07/28	2,060,000	2,017,084
USD Term Loan B, 5.275%, 1M TSFR + 3.750%, 04/09/27	2,087,400	1,960,204
Focus Financial Partners LLC
Term Loan B3, 3.666%, 1M LIBOR + 2.000%, 07/03/24	3,797	3,647
Term Loan B4, 4.166%, 1M LIBOR + 2.500%, 06/30/28	5,041,468	4,830,356
Greystone Select Financial LLC
Term Loan B, 6.044%, 3M LIBOR + 5.000%, 06/16/28	5,444,923	5,036,554
Hudson River Trading LLC
Term Loan, 4.500%, TSFR + 3.000%, 03/20/28	10,487,959	9,819,352
Jane Street Group LLC
Term Loan, 4.416%, 1M LIBOR + 2.750%, 01/26/28	5,243,339	5,045,078
VFH Parent LLC
Term Loan B, 4.434%, TSFR + 3.000%, 01/13/29	2,660,000	2,523,675

		38,684,899

Engineering & Construction—0.3%
Brown Group Holding LLC
Term Loan B, 4.166%, 1M LIBOR + 2.500%, 06/07/28	4,998,811	4,772,305
Tutor Perini Corp.
Term Loan B, 7.000%, 3M LIBOR + 4.750%, 08/18/27	3,723,675	3,504,909

		8,277,214

Entertainment—0.7%
Allen Media LLC
Term Loan B, 7.704%, 3M LIBOR + 5.500%, 02/10/27	8,807,853	7,877,524
AMC Entertainment Holdings, Inc.
Term Loan B, 4.200%, 1M LIBOR + 3.000%, 04/22/26	3,435,612	2,900,230
Cinemark USA, Inc.
Term Loan B, 2.990%, 3M LIBOR + 1.750%, 03/31/25	1,459,436	1,379,897
UFC Holdings LLC
Term Loan B, 3.500%, 6M LIBOR + 2.750%, 04/29/26	4,509,575	4,216,453

		16,374,104

Environmental Control—0.7%
Liberty Tire Recycling Holdco LLC
Term Loan, 6.750%, 3M LIBOR + 4.500%, 05/05/28	7,365,600	6,757,938
LRS Holdings LLC
Term Loan B, 5.916%, 1M LIBOR + 4.250%, 08/13/28	7,193,850	6,816,173
Madison IAQ LLC
Term Loan, 4.524%, 6M LIBOR + 3.250%, 06/21/28	2,583,900	2,362,330

		15,936,441

Food—0.6%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 9.416%, 1M LIBOR + 7.750%, 10/01/26	1,452,297	1,208,129
Del Monte Foods, Inc.
Term Loan, 5.684%, TSFR + 4.250%, 05/16/29	7,150,000	6,762,706

Food—(Continued)
Froneri International, Ltd.
Term Loan, 2.375%, 6M EURIBOR + 2.375%, 01/29/27 (EUR)	2,780,000	2,585,555
USD Term Loan, 3.916%, 1M LIBOR + 2.250%, 01/29/27	2,445,655	2,260,194
Sovos Brands Intermediate, Inc.
Term Loan, 4.250%, 3M LIBOR + 3.500%, 06/08/28	2,097,283	1,981,932

		14,798,516

Food Service—0.3%
TKC Holdings, Inc.
Term Loan, 7.000%, 3M LIBOR + 5.500%, 05/15/28	7,255,395	6,856,348

Healthcare-Products—0.2%
Knight Health Holdings LLC
Term Loan B, 6.916%, 1M LIBOR + 5.250%, 12/23/28	5,761,050	4,781,671

Healthcare-Services—1.1%
EyeCare Partners LLC 2nd Lien Term Loan, 9.000%, 3M LIBOR + 6.750%, 11/15/29	3,930,000	3,743,325
Term Loan, 6.000%, 3M LIBOR + 3.750%, 02/18/27	4,698,508	4,342,206
Incremental Term Loan, 6.000%, 3M LIBOR + 3.750%, 11/15/28	4,259,325	3,931,889
Global Medical Response, Inc.
Term Loan B, 5.250%, 3M LIBOR + 4.250%, 10/02/25	3,555,850	3,315,830
One Call Corp.
Term Loan, 6.688%, 3M LIBOR + 5.500%, 04/22/27	6,197,400	4,988,907
Phoenix Guarantor, Inc.
Term Loan B, 4.916%, 1M LIBOR + 3.250%, 03/05/26	2,093,540	1,960,730
U.S. Renal Care, Inc.
Term Loan B, 6.688%, 1M LIBOR + 5.000%, 06/26/26	6,368,396	4,404,141
WP CityMD Bidco LLC 1st Lien Term Loan B, 5.500%, 3M LIBOR + 3.250%, 12/22/28	836,577	789,311

		27,476,339

Insurance—0.7%
Acrisure LLC
Term Loan B, 5.166%, 1M LIBOR + 3.500%, 02/15/27	2,922,725	2,690,734
Asurion LLC
Second Lien Term Loan B4, 6.916%, 1M LIBOR + 5.250%, 01/20/29	8,950,000	7,680,219
Term Loan B9, 4.916%, 1M LIBOR + 3.250%, 07/31/27	3,245,163	2,944,985
Ryan Specialty Group LLC
Term Loan, 4.625%, 1M TSFR + 3.000%, 09/01/27	603,401	582,281
Sedgwick Claims Management Services, Inc.
Term Loan B, 4.916%, 1M LIBOR + 3.250%, 12/31/25	2,395,557	2,251,824

		16,150,043

Investment Companies—0.3%
Cardinal Parent, Inc.
Term Loan B, 6.133%, 1M LIBOR + 4.500%, 11/12/27	5,622,825	5,616,781

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Investment Companies—(Continued)
Jump Financial, LLC
Term Loan B, 6.816%, 3M LIBOR + 4.500%, 08/02/28	2,238,722	$2,082,011

		7,698,792

Leisure Time—1.3%
19th Holdings Golf LLC
Term Loan B, 4.493%, TSFR + 3.250%, 02/07/29	8,100,000	7,674,750
Carnival Corp.
Incremental Term Loan B, 6.127%, 6M LIBOR + 3.250%, 10/18/28	5,598,658	5,038,792
USD Term Loan B, 5.877%, 6M LIBOR + 3.000%, 06/30/25	4,406,125	4,113,117
ClubCorp Holdings, Inc.
Term Loan B, 5.000%, 3M LIBOR + 2.750%, 09/18/24	5,829,789	5,383,449
Equinox Holdings, Inc.
Term Loan B2, 11.250%, 3M LIBOR + 9.000%, 03/08/24	2,175,600	1,936,284
Hornblower Sub LLC
Repriced Term Loan B, 7.377%, 3M LIBOR + 4.500%, 04/27/25	6,733,229	6,880,519

		31,026,911

Lodging—0.3%
Caesars Resort Collection LLC
Term Loan B1, 5.166%, 1M LIBOR + 3.500%, 07/21/25	2,833,463	2,742,259
Playa Resorts Holding B.V.
Term Loan B, 4.420%, 1M LIBOR + 2.750%, 04/29/24	4,822,082	4,571,334

		7,313,593

Machinery-Diversified—0.3%
SPX Flow, Inc.
Term Loan, 6.125%, 1M TSFR + 4.500%, 04/05/29	7,363,975	6,891,451

Media—0.1%
Entercom Media Corp.
Term Loan, 4.133%, 1M LIBOR + 2.500%, 11/18/24	2,486,122	2,216,144

Pharmaceuticals—0.3%
Gainwell Acquisition Corp.
Term Loan B, 6.250%, 3M LIBOR + 4.000%, 10/01/27	4,771,639	4,539,022
Grifols Worldwide Operations USA, Inc.
USD Term Loan B, 3.666%, 1M LIBOR + 2.000%, 11/15/27	1,647,661	1,560,902

		6,099,924

Real Estate Investment Trusts—0.3%
Apollo Commercial Real Estate Finance, Inc
Incremental Term Loan B1, 5.142%, 1M LIBOR + 3.500%, 03/11/28	7,300,075	6,533,567

Retail—1.0%
Empire Today LLC
Term Loan B, 5.750%, 3M LIBOR + 5.000%, 04/03/28	7,157,700	5,594,939

Retail—(Continued)
Great Outdoors Group LLC
Term Loan B1, 5.416%, 1M LIBOR + 3.750%, 03/06/28	6,959,843	6,382,754
Pacific Bells LLC
Term Loan B, 6.816%, 3M LIBOR + 4.500%, 11/10/28	3,253,819	3,135,867
Spencer Spirit IH LLC
Term Loan B, 7.666%, 1M LIBOR + 6.000%, 06/19/26	5,348,598	5,241,626
Thermostat Purchaser III, Inc.
Delayed Draw Term Loan, 4.500%, 08/31/28 (i)	410,604	388,021
Term Loan, 6.075%, 3M LIBOR + 4.500%, 08/31/28	2,336,988	2,208,453

		22,951,660

Software—1.9%
AppLovin Corp.
Term Loan B, 5.250%, 3M LIBOR + 3.000%, 10/25/28	4,269,300	4,071,845
Athenahealth, Inc.
Delayed Draw Term Loan, 3.500%, 02/15/29 (i)	118,443	109,322
Term Loan B, 5.009%, TSFR + 3.500%, 02/15/29	698,804	644,996
Castle U.S. Holding Corp.
USD Term Loan B, 5.416%, 1M LIBOR + 3.750%, 01/29/27	3,090,938	2,720,025
Cloudera, Inc. 2nd Lien Term Loan, 7.666%, 1M LIBOR + 6.000%, 10/08/29	3,700,000	3,256,000
DCert Buyer, Inc. 2nd Lien Term Loan, 8.666%, 1M LIBOR + 7.000%, 02/19/29	8,990,000	8,525,514
Term Loan B, 5.666%, 1M LIBOR + 4.000%, 10/16/26	4,303,416	4,081,071
Particle Investments S.a.r.l.
Term Loan, 5.250%, 3M LIBOR + 5.250%, 02/18/27	3,250,215	3,152,708
Rackspace Technology Global, Inc.
Term Loan B, 3.500%, 3M LIBOR + 2.750%, 02/15/28	1,738,762	1,593,575
Seattle Spinco, Inc.
USD Term Loan B3, 4.416%, 1M LIBOR + 2.750%, 06/21/24	1,684,051	1,606,164
Symplr Software, Inc.
Term Loan, 6.654%, TSFR + 4.500%, 12/22/27	4,404,250	4,184,038
Virgin Pulse, Inc. 2nd Lien Term Loan, 8.916%, 1M LIBOR + 7.250%, 04/06/29	2,890,000	2,470,950
Term Loan, 5.666%, 1M LIBOR + 4.000%, 04/06/28	9,047,162	7,848,413

		44,264,621

Telecommunications—0.2%
Global Tel*Link Corp. 1st Lien Term Loan, 5.916%, 1M LIBOR + 4.250%, 11/29/25	5,248,648	4,888,623

Transportation—0.3%
Worldwide Express Operations LLC 1st Lien Term Loan, 6.250%, 3M LIBOR + 4.000%, 07/26/28	7,273,450	6,627,931

Total Floating Rate Loans (Cost $493,988,396)		459,839,444

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—9.1%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—5.4%
Alternative Loan Trust 5.750%, 01/25/37	1,436,043	$880,479
6.000%, 01/25/37	1,274,978	967,886
13.368%, 1M LIBOR + 16.940%, 06/25/35 (b)	813,275	722,857
22.106%, 1M LIBOR + 28.600%, 07/25/36 (b)	1,546,916	1,691,034
29.259%, 1M LIBOR + 39.000%, 08/25/37 (b)	645,236	891,501
Alternative Loan Trust Resecuritization 5.665%, 08/25/37 (b)	1,941,467	1,085,121
Angel Oak Mortgage Trust 4.195%, 01/10/67 (144A) (b)	4,205,269	3,989,701
Banc of America Funding Corp. 1.136%, 02/27/37 (144A) (b)	16,554,925	14,334,879
Banc of America Funding Trust 1.403%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	22,519,977	20,506,229
1.666%, 03/27/36 (144A) (b)	4,666,071	4,376,128
7.883%, 01/27/30 (144A) (b)	21,152,347	7,164,342
Banc of America Mortgage Trust 2.743%, 09/25/35 (b)	25,884	23,327
BCAP LLC Trust 3.278%, 05/26/47 (144A) (b)	3,329,270	3,194,771
Bear Stearns Asset-Backed Securities Trust 29.215%, -4.3x 1M LIBOR + 36.250%, 07/25/36 (b)	202,319	220,009
BRAVO Residential Funding Trust 3.125%, 01/29/70 (144A) (d)	5,924,548	5,355,893
Countrywide Home Loan Reperforming Loan REMIC Trust 5.157%, 03/25/35 (144A)† (b) (j)	2,455,835	185,299
Credit Suisse Mortgage Trust 3.937%, 09/27/60 (144A)	5,360,000	5,055,110
21.595%, -5.5x 1M LIBOR + 30.525%, 02/25/36 (b)	531,564	546,866
CSMC Trust 1.796%, 12/27/60 (144A) (b)	2,077,076	1,953,271
2.000%, 10/25/60 (144A) (b)	1,209,888	1,106,794
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	106,960	106,040
GreenPoint Mortgage Funding Trust 2.064%, 1M LIBOR + 0.440%, 06/25/45 (b)	618,704	575,338
GSMPS Mortgage Loan Trust 2.024%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	832,190	688,011
HarborView Mortgage Loan Trust 2.624%, 1M LIBOR + 1.000%, 10/25/37 (b)	661,049	648,813
IndyMac INDX Mortgage Loan Trust 2.344%, 1M LIBOR + 0.720%, 01/25/35 (b)	533,718	434,287
JPMorgan Mortgage Trust 6.500%, 01/25/36	64,504	39,290
Legacy Mortgage Asset Trust 3.250%, 06/25/60 (144A) (d)	2,319,038	2,283,029
3.844%, 10/25/66 (144A) (d)	2,770,000	2,670,385
Lehman XS Trust 2.024%, 1M LIBOR + 0.400%, 08/25/46 (b)	907,099	831,753
MASTR Seasoned Securitization Trust 3.410%, 10/25/32 (b)	54,118	54,083
Merrill Lynch Mortgage Investors Trust 3.027%, 08/25/33 (b)	200,971	185,542
3.071%, 05/25/34 (b)	28,653	26,569

Collateralized Mortgage Obligations—(Continued)
Morgan Stanley Mortgage Loan Trust 1.944%, 1M LIBOR + 0.320%, 01/25/35 (b)	272,940	250,181
New Residential Mortgage Loan Trust 3.500%, 12/25/57 (144A) (b)	2,860,000	2,609,605
3.500%, 12/25/58 (144A) (b)	3,318,801	3,228,164
3.750%, 11/25/58 (144A) (b)	4,168,797	4,066,623
4.250%, 09/25/56 (144A) (b)	5,934,205	5,777,407
NovaStar Mortgage Funding Trust 0.371%, 1M LIBOR + 0.380%, 09/25/46 (b)	262,993	252,515
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	70,269	69,999
RBSGC Mortgage Loan Trust 2.074%, 1M LIBOR + 0.450%, 01/25/37 (b)	372,209	142,736
Residential Accredit Loans, Inc. Trust 1.572%, 11/25/37 (b)	1,984,425	1,789,425
Residential Asset Securitization Trust 5.750%, 02/25/36	836,224	808,955
Seasoned Credit Risk Transfer Trust 4.000%, 07/25/56 (b)	4,561,035	4,504,107
4.250%, 05/25/60 (144A) (b)	4,710,000	4,253,243
Sequoia Mortgage Trust 2.713%, 6M LIBOR + 0.680%, 06/20/33 (b)	46,362	44,226
3.723%, 07/25/45 (144A) (b)	4,992	4,850
Structured Adjustable Rate Mortgage Loan Trust 2.562%, 1M LIBOR + 1.500%, 09/25/37 (b)	2,046,301	1,901,645
2.719%, 01/25/35 (b)	139,705	134,293
3.011%, 09/25/35 (b)	333,463	263,020
Structured Asset Mortgage Investments Trust 2.044%, 1M LIBOR + 0.420%, 05/25/46 (b)	103,333	68,756
2.184%, 1M LIBOR + 0.560%, 02/25/36 (b)	2,160,591	1,976,973
Towd Point Mortgage Trust 2.437%, 05/25/58 (b)	1,220,000	1,159,285
3.405%, 06/25/57 (144A) (b)	2,900,000	2,472,331
Verus Securitization Trust 4.910%, 01/25/67 (b)	3,530,000	3,416,784
WaMu Mortgage Pass-Through Certificates Trust 1.473%, 12M MTA + 0.798%, 03/25/47 (b)	852,421	772,063
2.164%, 1M LIBOR + 0.540%, 12/25/45 (b)	182,787	175,861
2.532%, 09/25/36 (b)	287,327	253,396
2.584%, 1M LIBOR + 0.960%, 12/25/45 (b)	5,636,098	3,579,052
2.765%, 08/25/33 (b)	490,494	477,426
5.056%, 1M LIBOR + 6.680%, 04/25/37 (b) (j)	7,168,264	1,509,769

		128,757,327

Commercial Mortgage-Backed Securities—3.7%
BAMLL Re-REMIC Trust 6.025%, 08/10/45 (144A) (b)	10,007,093	3,202,270
BFLD Trust 5.524%, 1M LIBOR + 4.200%, 10/15/35 (144A) (b)	2,960,000	2,752,804
BX Commercial Mortgage Trust 3.667%, 03/11/44 (144A) (b)	9,066,697	7,194,650
CFK Trust 3.573%, 03/15/39 (144A) (b)	4,800,000	4,086,429
Credit Suisse Commercial Mortgage Trust 8.674%, 1M LIBOR + 7.350%, 07/15/32 (144A) (b)	10,905,000	8,967,747
Credit Suisse Mortgage Capital Certificates 3.974%, 1M LIBOR + 2.650%, 05/15/36 (144A) (b)	10,620,000	10,089,813

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	$5,187,172
Credit Suisse Mortgage Trust 3.160%, 12/15/41 (144A)	7,420,000	6,583,412
8.324%, 1M LIBOR + 7.000%, 12/15/22 (144A) (b)	18,407,886	17,994,508
GS Mortgage Securities Corp. II 3.325%, 1M LIBOR + 2.000%, 05/15/26 (144A) (b)	1,540,000	1,447,235
3.825%, 1M LIBOR + 2.500%, 05/15/26 (144A) (b)	1,540,000	1,437,429
JPMorgan Chase Commercial Mortgage Securities Trust 5.590%, 1M LIBOR + 4.265%, 11/15/38 (144A) (b)	3,760,000	3,458,754
6.722%, 02/15/51 (b)	89,433	79,748
MHC Trust 3.274%, 1M LIBOR + 1.950%, 05/15/23 (144A) (b)	5,620,000	5,238,958
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (144A) (b)	21,606	10,376
5.450%, 08/12/48 (b)	188,832	90,680
6.193%, 09/12/49 (b)	50,900	50,009
6.222%, 09/12/49 (b)	70,821	69,574
Multifamily Trust 11.197%, 04/25/46 (144A) (b)	2,946,002	3,042,518
SMR Mortgage Trust 7.279%, 1M TSFR + 6.000%, 02/15/39 (144A) (b)	2,864,834	2,698,148
Soho Trust 2.786%, 08/10/38 (144A) (b)	3,330,000	2,645,177
Waikiki Beach Hotel Trust 3.354%, 1M LIBOR + 2.030%, 12/15/33 (144A) (b)	1,860,000	1,756,289
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	389,136	378,007

		88,461,707

Total Mortgage-Backed Securities (Cost $228,143,208)		217,219,034

Asset-Backed Securities—7.9%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.710%, 08/20/27 (144A)	7,750,000	6,924,845

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 2.364%, 1M LIBOR + 0.740%, 01/25/34 (b)	8,770	8,103
WaMu Asset-Backed Certificates Trust 1.794%, 1M LIBOR + 0.170%, 07/25/47 (b)	7,110,635	5,446,902

		5,455,005

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust 2.705%, 10/15/37 (b)	454,069	419,147
3.485%, 04/15/37 (b)	458,481	427,800
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	1,468,943	1,367,975

		2,214,922

Asset-Backed - Other—6.5%
American Money Management Corp. CLO, Ltd. 6.854%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	5,790,242
Apidos CLO 7.813%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,490,000	4,961,154
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/05/49 (144A)	2,970,000	2,881,233
Barings CLO, Ltd. 6.743%, 3M LIBOR + 5.680%, 01/20/32 (144A) (b)	5,740,000	4,978,577
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,112,267	653,358
Benefit Street Partners CLO IV, Ltd. 4.663%, 3M LIBOR + 3.600%, 01/20/32 (144A) (b)	3,120,000	2,838,982
Canyon Capital CLO, Ltd. 7.454%, 3M LIBOR + 6.410%, 04/15/34 (144A) (b)	750,000	646,424
Carlyle Global Market Strategies, CLO Ltd. 2.461%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	8,784,056
Carlyle U.S. CLO, Ltd. 4.763%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	8,500,000	7,402,250
Cathedral Lake VI, Ltd. 8.394%, 3M LIBOR + 7.210%, 04/25/34 (144A) (b)	2,650,000	2,323,419
Catskill Park CLO, Ltd. 7.063%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	6,631,494
Cook Park CLO, Ltd. 6.444%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	645,679
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.624%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	49,483	48,435
CVP CLO, Ltd. 3.713%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	3,993,493
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	3,092,133	2,884,428
Dryden 75 CLO, Ltd. 7.644%, 3M LIBOR + 6.600%, 04/15/34 (144A) (b)	7,200,000	6,436,634
Dryden Senior Loan Fund 7.463%, 3M LIBOR + 6.400%, 04/20/34 (144A) (b)	2,790,000	2,489,255
FNA VI LLC 1.350%, 01/10/32 (144A)	1,111,162	1,037,771
Fortress Credit BSL XII, Ltd. 8.174%, 3M LIBOR + 7.130%, 10/15/34 (144A) (b)	2,250,000	1,884,483
Golub Capital Partners CLO 53B, Ltd. 7.763%, 3M LIBOR + 6.700%, 07/20/34 (144A) (b)	3,640,000	3,251,314
Greenwood Park CLO, Ltd. 5.994%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	6,256,233
Greywolf CLO IV, Ltd. 4.694%, 3M LIBOR + 3.650%, 04/17/34 (144A) (b)	4,090,000	3,819,565
HalseyPoint CLO, Ltd. 9.263%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	2,770,000	2,358,253
LCM, Ltd. 6.563%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	3,850,000	2,994,095
Long Beach Mortgage Loan Trust 2.132%, 1M LIBOR + 0.520%, 01/21/31 (b)	5,638	5,513
Marathon CLO 14, Ltd. 4.363%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,805,064
Midocean Credit CLO VII 4.924%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,507,308
Neuberger Berman Loan Advisers CLO 44, Ltd. 7.044%, 3M LIBOR + 6.000%, 10/16/34 (144A) (b)	4,570,000	3,989,637

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Asset-Backed Securities —(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Oaktree CLO, Ltd. 4.936%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	$4,704,757
Ocean Trails CLO X 8.614%, 3M LIBOR + 7.570%, 10/15/34 (144A) (b)	5,290,000	4,640,399
Peace Park CLO, Ltd. 7.063%, 3M LIBOR + 6.000%, 10/20/34 (144A) (b)	3,770,000	3,292,028
RR 18, Ltd. 7.294%, 3M LIBOR + 6.250%, 10/15/34 (144A) (b)	7,070,000	6,240,668
Saranac CLO III, Ltd. 5.373%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,501	3,982,345
Sculptor CLO XXVI, Ltd. 8.313%, 3M LIBOR + 7.250%, 07/20/34 (144A) (b)	4,370,000	3,904,984
Structured Asset Securities Corp. Mortgage Loan Trust 1.844%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,549,379	71,318
Symphony CLO, Ltd. 2.004%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,196,434
6.244%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,672,391
TCI-Symphony CLO, Ltd.
4.121%, 3M LIBOR + 3.100%, 10/13/32 (144A) (b)	1,720,000	1,540,547
7.771%, 3M LIBOR + 6.750%, 10/13/32 (144A) (b)	7,640,000	6,686,238
Thrust Engine Leasing Trust 4.163%, 07/15/40 (144A)	1,555,759	1,379,115
Venture CLO, Ltd. 6.784%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	3,141,520
Voya CLO, Ltd. 7.064%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	2,715,867
8.013%, 3M LIBOR + 6.950%, 04/20/34 (144A) (b)	2,360,000	2,133,799
WhiteHorse, Ltd. 4.694%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	5,652,450
Z Capital Credit Partners CLO, Ltd. 5.244%, 3M LIBOR + 4.200%, 07/15/33 (144A) (b)	4,290,000	3,984,749

		154,237,958

Asset-Backed - Student Loan—0.8%
Education Funding LLC 1.534%, 3M LIBOR + 0.350%, 04/25/33 (144A) (b)	3,517,465	2,710,761
National Collegiate Student Loan Trust 1.914%, 1M LIBOR + 0.290%, 01/25/33 (b)	3,289,905	3,047,846
Navient Private Education Refi Loan Trust 2.500%, 09/16/69 (144A)	4,470,000	4,017,405
SMB Private Education Loan Trust 1.590%, 01/15/53 (144A)	4,539,831	4,149,282
3.860%, 01/15/53 (144A)	6,240,000	5,838,852

		19,764,146

Total Asset-Backed Securities (Cost $207,827,209)		188,596,876

U.S. Treasury & Government Agencies—8.3%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—8.3%
Connecticut Avenue Securities Trust (CMO) 3.724%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	825,251	$819,207
4.026%, SOFR30A + 3.100%, 10/25/41 (144A) (b)	6,140,000	5,259,220
5.024%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	10,160,158
5.724%, 1M LIBOR + 4.100%, 07/25/39 (144A) (b)	1,817,922	1,775,920
5.974%, 1M LIBOR + 4.350%, 04/25/31 (144A) (b)	5,000,000	4,957,385
Fannie Mae 15 Yr. Pool 2.000%, 07/01/36	4,613,797	4,311,220
Fannie Mae 20 Yr. Pool 2.000%, 08/01/41	4,625,524	4,134,928
2.500%, 07/01/41	2,677,725	2,464,469
Fannie Mae 30 Yr. Pool 2.000%, 06/01/51	13,580,562	11,854,585
2.000%, 08/01/51	2,735,503	2,394,053
2.500%, 04/01/51	8,783,715	7,926,338
2.500%, 09/01/51	374,991	341,055
2.500%, 10/01/51	1,682,486	1,525,036
2.500%, 03/01/52	5,324,882	4,806,887
3.000%, 06/01/51	16,321,933	15,226,212
3.500%, 08/01/45	19,147,868	18,740,350
4.000%, 03/01/52	5,252,308	5,184,277
4.500%, 04/01/48	1,274,856	1,298,825
4.500%, 04/01/49	50,337	50,715
4.500%, 10/01/49	28,177	28,476
7.000%, 05/01/26	329	333
7.000%, 07/01/30	189	191
7.000%, 07/01/31	932	969
7.000%, 09/01/31	901	928
7.000%, 10/01/31	999	1,026
7.000%, 11/01/31	13,923	14,419
7.000%, 01/01/32	4,447	4,503
7.500%, 01/01/30	223	243
7.500%, 02/01/30	225	226
7.500%, 06/01/30	29	29
7.500%, 08/01/30	58	58
7.500%, 09/01/30	279	294
7.500%, 10/01/30	10	10
7.500%, 11/01/30	7,363	7,548
7.500%, 02/01/31	645	646
8.000%, 08/01/27	106	107
8.000%, 07/01/30	234	258
8.000%, 09/01/30	301	307
Fannie Mae Connecticut Avenue Securities (CMO) 3.874%, 1M LIBOR + 2.250%, 07/25/30 (b)	4,236,628	4,236,633
5.174%, 1M LIBOR + 3.550%, 07/25/30 (b)	6,050,000	5,974,763
5.874%, 1M LIBOR + 4.250%, 01/25/31 (b)	3,230,000	3,178,212
Fannie Mae Pool 4.500%, 08/01/58	85,914	88,886
Fannie Mae REMICS (CMO) 1.974%, 1M LIBOR + 0.350%, 05/25/34 (b)	42,180	41,975
4.500%, 06/25/29	48,643	48,928
Freddie Mac 20 Yr. Pool 3.000%, 06/01/35	2,953,220	2,900,248
Freddie Mac 30 Yr. Gold Pool 7.000%, 03/01/39	40,380	44,548

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool 2.000%, 09/01/51	11,005,762	$9,594,460
4.000%, 07/01/49	6,700,000	6,717,640
4.500%, 02/01/47	2,024,382	2,056,074
Freddie Mac Multifamily Structured Pass-Through Certificates 1.788%, 08/25/42 (b) (j)	44,241,097	442
Freddie Mac STACR REMIC Trust (CMO) 3.924%, 1M LIBOR + 2.300%, 01/25/50 (144A) (b)	2,210,000	1,975,130
3.926%, SOFR30A + 3.000%, 12/25/50 (144A) (b)	8,290,000	6,930,142
3.976%, SOFR30A + 3.050%, 01/25/34 (144A) (b)	4,240,000	3,639,083
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 5.324%, 1M LIBOR + 3.700%, 12/25/30 (144A) (b)	4,580,000	4,477,394
5.374%, 1M LIBOR + 3.750%, 08/25/50 (144A) (b)	365,471	365,119
6.074%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	8,760,516
6.124%, 1M LIBOR + 4.500%, 02/25/24 (b)	1,353,076	1,353,499
6.724%, 1M LIBOR + 5.100%, 06/25/50 (144A) (b)	5,174,574	5,271,257
6.774%, 1M LIBOR + 5.150%, 10/25/29 (b)	8,310,000	8,555,976
Ginnie Mae I 30 Yr. Pool 5.500%, 01/15/34	19,222	20,817
5.500%, 04/15/34	5,200	5,638
5.500%, 07/15/34	31,266	33,870
5.500%, 10/15/34	31,188	32,884
5.750%, 10/15/38	24,063	25,419
6.000%, 02/15/33	666	731
6.000%, 03/15/33	2,125	2,298
6.000%, 06/15/33	1,361	1,464
6.000%, 07/15/33	2,965	3,169
6.000%, 09/15/33	1,123	1,182
6.000%, 10/15/33	1,505	1,606
6.500%, 03/15/29	469	492
6.500%, 02/15/32	337	362
6.500%, 03/15/32	308	331
6.500%, 11/15/32	603	654
7.000%, 03/15/31	60	60
Ginnie Mae II 30 Yr. Pool 2.000%, 07/20/51	2,736,701	2,443,597
2.500%, 03/20/51	3,114,200	2,861,240
2.500%, 05/20/51	348,905	315,682
3.500%, 12/20/50	3,021,090	2,953,466
4.500%, 11/20/50	1,255,314	1,283,890
4.500%, 12/20/50	211,070	215,643
5.500%, 03/20/34	3,145	3,397
6.000%, 05/20/32	4,073	4,393
6.000%, 11/20/33	5,014	5,441
Government National Mortgage Association
Zero Coupon, 04/16/52 (b) (j)	2,986,458	30
0.060%, 03/16/47 (b) (j)	2,717,168	3,850
0.652%, 07/16/58 (b) (j)	1,459,100	49,488
Government National Mortgage Association (CMO) 3.000%, 04/20/41	49,821	49,729
Multifamily Connecticut Avenue Securities Trust 4.874%, 1M LIBOR + 3.250%, 10/15/49 (144A) (b)	2,839,450	2,636,950
5.374%, 1M LIBOR + 3.750%, 03/25/50 (144A) (b)	3,930,000	3,528,097

		195,988,206

U.S. Treasury—0.0%
U.S. Treasury Notes 2.875%, 05/15/32	570,000	563,587

Total U.S. Treasury & Government Agencies (Cost $215,437,624)		196,551,793

Foreign Government—2.9%

Municipal—0.2%
Ciudad Autonoma De Buenos Aires 7.500%, 06/01/27	4,520,000	3,864,600

Regional Government—0.4%
Provincia de Buenos Aires 3.900%, 09/01/37 (144A) (d)	24,455,990	7,237,373
Provincia de Cordoba 6.990%, 06/01/27 (144A) (d)	5,515,415	3,550,548

		10,787,921

Sovereign—2.3%
Angolan Government International Bond 8.750%, 04/14/32 (144A)	1,520,000	1,210,905
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	2,570,000	2,217,062
Brazilian Government International Bond 6.000%, 04/07/26 (a)	2,970,000	3,067,194
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/26 (EUR)	3,430,000	3,459,245
Dominican Republic International Bonds 5.500%, 02/22/29 (144A)	2,100,000	1,825,404
6.000%, 02/22/33 (144A)	3,800,000	3,160,874
Gabon Government International Bond 7.000%, 11/24/31 (144A)	2,600,000	1,891,500
Indonesia Treasury Bonds 6.500%, 02/15/31 (IDR)	9,599,000,000	614,697
7.000%, 05/15/27 (IDR)	223,092,000,000	15,349,508
8.375%, 09/15/26 (IDR)	66,608,000,000	4,826,537
Ivory Coast Government International Bond 4.875%, 01/30/32 (144A) (EUR)	1,630,000	1,224,920
Jordan Government International Bond 7.750%, 01/15/28	5,480,000	5,097,496
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	4,278,944
Panama Government International Bond 4.500%, 04/01/56	2,700,000	2,139,371
Peruvian Government International Bond 2.783%, 01/23/31 (a)	2,530,000	2,150,877
Russian Federal Bond - OFZ (g) 7.050%, 01/19/28 (RUB)	1,565,280,000	2,419,069

		54,933,603

Total Foreign Government (Cost $105,853,760)		69,586,124

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Convertible Preferred Stocks—0.8%

Security Description	Shares/ Principal Amount*	Value

Banks—0.3%
Wells Fargo & Co., Series L 7.500%	4,965	$6,035,007

Pipelines—0.5%
MPLX L.P. 8.462% (d) (e) (f)	329,615	12,500,849

Total Convertible Preferred Stocks (Cost $16,310,779)		18,535,856

Convertible Bonds—0.5%

Airlines—0.0%
Spirit Airlines, Inc. 1.000%, 05/15/26	93,000	83,839

Entertainment—0.2%
DraftKings, Inc.
Zero Coupon, 03/15/28	8,090,000	4,959,170

Leisure Time—0.1%
Liberty TripAdvisor Holdings, Inc. 0.500%, 06/30/51	740,000	466,940

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26 (a)	7,320,000	4,944,660

Real Estate Investment Trusts—0.0%
Blackstone Mortgage Trust, Inc. 5.500%, 03/15/27	110,000	100,265

Total Convertible Bonds (Cost $14,584,445)		10,554,874

Preferred Stocks—0.1%

Capital Markets—0.1%
B Riley Financial, Inc. 5.250%, 08/31/28 (a)	68,700	1,499,721
5.500%, 03/31/26	76,800	1,843,200

Total Preferred Stocks (Cost $3,637,500)		3,342,921

Common Stocks—0.1%

Auto Components—0.0%
Lear Corp. (a)	399	50,230

Chemicals—0.0%
LyondellBasell Industries NV - Class A	23	2,008

Media—0.0%
Cengage Learning, Inc. (k)	10,995	159,428

Oil, Gas & Consumable Fuels—0.1%
Ascent CNR Corp. - Class A (k)	1,399,556	27,991
Berry Corp. (a)	170,615	1,300,086

		1,328,077

Total Common Stocks (Cost $2,222,896)		1,539,743

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $322,687)	326,094	329,498

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (e) (f) (k)	1,246,000	0
Sino-Forest Corp. (e) (f) (k)	500,000	0

Total Escrow Shares (Cost $0)		0

Short-Term Investment—1.3%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $30,678,696; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $31,292,029.	30,678,397	30,678,397

Total Short-Term Investments (Cost $30,678,397)		30,678,397

Securities Lending Reinvestments (l)—18.1%

Certificates of Deposit—9.5%
Bank of Montreal (Chicago) 2.040%, FEDEFF PRV + 0.460%, 03/02/23 (b)	5,000,000	5,000,309
Bank of Nova Scotia 1.640%, SOFR + 0.130%, 07/07/22 (b)	3,000,000	3,000,051
1.760%, SOFR + 0.250%, 02/17/23 (b)	5,000,000	4,990,973
Barclays Bank plc 1.970%, SOFR + 0.450%, 10/07/22 (b)	7,000,000	7,002,261
BNP Paribas S.A. 1.730%, SOFR + 0.220%, 11/17/22 (b)	10,000,000	9,987,610
2.020%, SOFR + 0.510%, 03/15/23 (b)	5,000,000	4,996,445
Canadian Imperial Bank of Commerce (NY) 1.760%, SOFR + 0.250%, 02/03/23 (b)	10,000,000	9,984,063
2.010%, SOFR + 0.500%, 03/03/23 (b)	12,000,000	11,996,860
Commonwealth Bank of Australia 1.900%, SOFR + 0.390%, 11/17/22 (b)	2,000,000	1,999,922
Cooperatieve Rabobank UA 2.080%, SOFR + 0.570%, 09/19/22 (b)	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Agricole Corp. & Investment Bank (NY) 1.700%, 09/01/22	5,000,000	$4,997,630
Credit Agricole S.A. 1.950%, FEDEFF PRV + 0.370%, 11/18/22 (b)	5,000,000	4,999,990
Credit Industriel et Commercial 1.890%, SOFR + 0.380%, 10/25/22 (b)	5,000,000	4,999,675
1.940%, SOFR + 0.430%, 01/06/23 (b)	4,000,000	3,999,160
Credit Industriel et Commercial (NY) 1.720%, SOFR + 0.210%, 11/08/22 (b)	5,000,000	4,996,195
1.860%, SOFR + 0.350%, 10/12/22 (b)	4,000,000	3,999,540
Credit Suisse Group AG 1.500%, 08/05/22	2,000,000	1,999,496
1.520%, 08/09/22	2,000,000	1,999,412
Goldman Sachs Bank USA 1.710%, SOFR + 0.190%, 09/02/22 (b)	3,000,000	2,999,358
Mitsubishi UFJ Trust and Banking Corp. 1.670%, SOFR + 0.160%, 07/22/22 (b)	10,000,000	9,998,900
Mizuho Bank, Ltd. 1.810%, SOFR + 0.290%, 07/26/22 (b)	5,000,000	4,999,340
MUFG Bank Ltd. 1.820%, SOFR + 0.300%, 08/09/22 (b)	5,000,000	5,000,015
National Australia Bank, Ltd. 1.910%, SOFR + 0.400%, 11/04/22 (b)	2,000,000	2,000,000
Nordea Bank Abp (NY) 1.960%, SOFR + 0.450%, 08/30/22 (b)	5,000,000	5,000,920
1.980%, SOFR + 0.460%, 02/13/23 (b)	4,000,000	3,999,240
Norinchukin Bank 1.790%, SOFR + 0.280%, 08/16/22 (b)	5,000,000	4,999,675
1.810%, SOFR + 0.300%, 07/14/22 (b)	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd. 1.950%, SOFR + 0.430%, 12/06/22 (b)	8,000,000	7,999,984
1.960%, SOFR + 0.440%, 09/26/22 (b)	5,000,000	5,001,215
Rabobank (London) 2.050%, SOFR + 0.530%, 05/16/23 (b)	4,000,000	4,000,000
Royal Bank of Canada 1.760%, SOFR + 0.250%, 01/11/23 (b)	6,000,000	5,993,268
Skandinaviska Enskilda Banken AB 1.630%, 09/02/22	5,000,000	4,996,865
Standard Chartered Bank (NY) 1.700%, SOFR + 0.190%, 08/25/22 (b)	8,000,000	7,997,373
1.980%, FEDEFF PRV + 0.400%, 12/23/22 (b)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 1.690%, SOFR + 0.180%, 08/09/22 (b)	5,000,000	4,999,100
1.910%, SOFR + 0.400%, 11/02/22 (b)	5,000,000	4,999,785
Sumitomo Mitsui Trust Bank, Ltd. 1.670%, SOFR + 0.160%, 07/22/22 (b)	6,000,000	5,999,706
Svenska Handelsbanken AB 1.870%, SOFR + 0.350%, 10/13/22 (b)	9,000,000	8,999,739
Toronto-Dominion Bank (The) 1.770%, SOFR + 0.250%, 02/09/23 (b)	8,000,000	8,008,090
2.070%, FEDEFF PRV + 0.490%, 12/23/22 (b)	5,000,000	5,003,150
Westpac Banking Corp. 1.740%, SOFR + 0.230%, 02/17/23 (b)	7,000,000	6,990,144

		224,935,459

Commercial Paper—1.5%
Alpine Ltd 2.370%, 09/26/22	6,000,000	6,000,000
Australia & New Zealand Banking Group, Ltd. 1.930%, SOFR + 0.420%, 12/19/22 (b)	5,000,000	5,001,650
DNB Bank ASA 2.070%, SOFR + 0.550%, 09/07/22 (b)	5,000,000	5,001,910
Macquarie Bank Ltd. 1.750%, SOFR + 0.230%, 08/04/22 (b)	3,000,000	2,999,943
1.960%, SOFR + 0.440%, 11/16/22 (b)	4,000,000	4,001,228
Skandinaviska Enskilda Banken AB 1.900%, SOFR + 0.390%, 11/03/22 (b)	5,000,000	5,000,000
Societe Generale 1.700%, SOFR + 0.190%, 08/18/22 (b)	8,000,000	7,998,480

		36,003,211

Repurchase Agreements—6.0%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $3,005,454; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 3.375%, maturity dates ranging from 08/15/48 - 11/15/50, and various Common Stock with an aggregate market value of $3,061,032.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/22 at 1.870%, due on 08/04/22 with a maturity value of $2,003,636; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 09/30/26 - 02/15/48, and various Common Stock with an aggregate market value of $2,040,104.	2,000,000	2,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $45,013,738; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $45,963,138.	45,000,000	45,000,000
Repurchase Agreement dated 06/30/22 at 1.700%, due on 07/07/22 with a maturity value of $32,010,578; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 11/03/22 - 02/15/51, and various Common Stock with an aggregate market value of $35,289,822.	32,000,000	32,000,000
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $13,755,447; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $14,032,226.	13,754,893	13,754,893
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/22 at 1.735%, due on 07/07/22 with a maturity value of $400,135; collateralized by various Common Stock with an aggregate market value of $444,712.	400,000	400,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $10,000,417; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 3.000%, maturity dates ranging from 10/31/22 - 08/15/48, and an aggregate market value of $10,203,825.	10,000,000	$10,000,000
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $1,800,075; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $1,836,689.	1,800,000	1,800,000
Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $ 4,400,198; collateralized by various Common Stock with an aggregate market value of $4,890,037.	4,400,000	4,400,000
Repurchase Agreement dated 06/30/22 at 1.660%, due on 07/01/22 with a maturity value of $2,000,092; collateralized by various Common Stock with an aggregate market value of $2,223,652.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $10,603,442; collateralized by various Common Stock with an aggregate market value of $11,785,354.	10,600,000	10,600,000
TD Prime Services LLC Repurchase Agreement dated 06/30/22 at 1.650%, due on 07/01/22 with a maturity value of $ 18,000,825; collateralized by various Common Stock with an aggregate market value of $19,815,045.	18,000,000	18,000,000

		142,954,893

Time Deposits—1.1%
First Abu Dhabi Bank USA NV 1.570%, 07/01/22	5,000,000	5,000,000
National Bank of Canada 1.620%, OBFR + 0.050%, 07/07/22 (b)	20,000,000	20,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $428,954,893)		428,893,563

Total Purchased Options—0.1% (m) (Cost $3,716,012)		2,768,220
Total Investments—114.1% (Cost $3,029,643,423)		2,714,371,967
Unfunded Loan Commitments—(0.0)% (Cost $(635,302))		(635,302)
Net Investments—114.1% (Cost $3,029,008,121)		2,713,736,665
Other assets and liabilities (net)—(14.1)%		(334,193,744)

Net Assets—100.0%		$2,379,542,921

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2022, the market value of restricted securities was $13,952,114, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $437,268,716 and the collateral received consisted of cash in the amount of $428,954,893 and non-cash collateral with a value of $31,967,879. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, these securities represent 0.8% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Interest only security.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(m)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $1,124,808,823, which is 47.3% of net assets.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Carlyle Holdings II Finance LLC, 5.625%, 03/30/43	03/25/13-03/05/14	$3,370,000	$3,385,964	$3,204,021
Countrywide Home Loan Reperforming Loan REMIC Trust, 5.157%, 03/25/35	01/08/15	2,455,835	357,631	185,299
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	2,600,000	2,522,515	3,127,070
Massachusetts Mutual Life Insurance Co., 4.900%, 04/01/77	03/21/17	6,285,000	6,262,734	5,757,796
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	931,574	960,686	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	8,257,470	85
Uniquify, Inc., 6.000%, 06/15/24	06/28/21	1,720,000	1,720,000	1,677,843

				$13,952,114

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	5,260,000	CBNA	07/19/22	USD	3,617,733	$13,268
AUD	7,140,000	CBNA	07/19/22	USD	4,960,301	(31,528)
AUD	7,570,000	CBNA	07/19/22	USD	5,620,074	(394,470)
AUD	8,410,000	CBNA	07/19/22	USD	5,825,750	(20,290)
AUD	8,640,000	CBNA	07/19/22	USD	5,934,954	29,276
AUD	8,960,000	CBNA	07/19/22	USD	6,213,276	(28,149)
AUD	13,613,204	CBNA	07/19/22	USD	10,183,153	(785,899)
AUD	15,000,000	CBNA	07/19/22	USD	11,076,353	(721,787)
AUD	7,520,000	MSCS	07/19/22	USD	5,385,211	(194,122)
AUD	8,180,000	MSCS	07/19/22	USD	5,840,774	(194,084)
AUD	8,840,000	MSCS	07/19/22	USD	6,232,243	(129,953)
CAD	9,480,000	CBNA	07/15/22	USD	7,313,624	51,425
CAD	13,970,000	CBNA	07/19/22	USD	11,165,549	(312,353)
CAD	22,414,655	CBNA	07/19/22	USD	17,943,208	(529,419)
CAD	8,640,000	MSCS	07/19/22	USD	6,765,386	(53,030)
CAD	10,540,000	MSCS	07/19/22	USD	8,267,153	(78,700)
EUR	23,800,905	BNP	07/19/22	USD	25,434,004	(469,309)
EUR	13,376,541	CBNA	07/19/22	USD	14,619,315	(588,703)
EUR	13,788,546	GSBU	07/19/22	USD	15,284,879	(822,116)
EUR	23,390,288	GSBU	07/19/22	USD	25,442,552	(908,552)
EUR	1,500,000	MSCS	07/19/22	USD	1,590,039	(16,694)
GBP	3,290,000	GSBU	07/19/22	USD	3,950,826	54,929
GBP	3,694,259	GSBU	07/19/22	USD	4,463,489	34,474
GBP	6,980,000	GSBU	07/19/22	USD	8,382,268	116,265
GBP	400,000	MSCS	07/19/22	USD	501,781	(14,759)
JPY	4,125,985,500	BNP	07/19/22	USD	32,480,786	(2,046,566)
JPY	1,317,833,149	GSBU	07/19/22	USD	10,663,806	(943,165)
JPY	1,066,540,000	MSCS	07/19/22	USD	8,226,526	(359,481)
MXN	22,450,000	CBNA	07/19/22	USD	1,138,265	(24,697)
MXN	30,193,000	CBNA	07/19/22	USD	1,491,498	6,139
MXN	32,332,000	CBNA	07/19/22	USD	1,618,380	(14,644)
MXN	59,169,000	CBNA	07/19/22	USD	2,959,693	(24,785)
MXN	140,230,000	CBNA	07/19/22	USD	6,874,704	81,002
MXN	141,200,000	CBNA	07/19/22	USD	6,876,166	127,655
MXN	141,210,000	CBNA	07/19/22	USD	6,877,222	127,095
MXN	327,367,238	CBNA	07/19/22	USD	16,266,453	(28,341)
NOK	32,480,000	CBNA	07/19/22	USD	3,244,706	53,612
NOK	25,100,000	MSCS	07/19/22	USD	2,829,683	(280,798)
NOK	25,460,000	MSCS	07/19/22	USD	2,867,747	(282,304)
NOK	64,940,000	MSCS	07/19/22	USD	7,091,798	(497,193)
NOK	344,859,976	MSCS	07/19/22	USD	39,698,854	(4,678,596)
NZD	13,050,000	CBNA	07/19/22	USD	8,527,379	(377,707)

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	10,720,000	CBNA	07/19/22	USD	7,731,425	$331,362
AUD	8,720,000	CBNA	07/19/22	USD	6,101,811	82,356
AUD	8,650,000	CBNA	07/19/22	USD	6,064,947	93,815
AUD	1,280,000	CBNA	07/19/22	USD	886,618	3,028
AUD	9,990,000	MSCS	07/19/22	USD	7,216,224	320,083
AUD	8,750,000	MSCS	07/19/22	USD	6,256,688	216,524
AUD	7,450,000	MSCS	07/19/22	USD	5,578,836	436,068
AUD	7,067,000	MSCS	07/19/22	USD	5,298,047	419,666
AUD	13,930,800	BNP	07/26/22	USD	10,288,453	671,359
BRL	4,066,794	MSCS	07/19/22	USD	853,633	79,884
CAD	10,140,000	CBNA	07/19/22	USD	8,101,494	223,799
CAD	4,410,000	CBNA	07/19/22	USD	3,509,953	83,855
CNY	10,410,000	CBNA	07/19/22	USD	1,623,012	67,980
CNY	5,950,000	CBNA	07/19/22	USD	927,369	38,566
CNY	7,440,000	JPMC	07/19/22	USD	1,161,139	49,762
CNY	2,270,000	JPMC	07/19/22	USD	354,405	15,315
EUR	8,450,000	BNP	07/19/22	USD	9,081,444	218,266
EUR	8,740,000	CBNA	07/19/22	USD	9,410,795	243,436
EUR	7,780,000	CBNA	07/19/22	USD	8,135,127	(25,291)
EUR	6,430,000	CBNA	07/19/22	USD	6,825,959	81,553
EUR	4,090,000	CBNA	07/19/22	USD	4,332,966	42,978
EUR	7,320,000	GSBU	07/19/22	USD	7,710,376	32,451
EUR	3,270,000	GSBU	07/19/22	USD	3,455,115	25,222
EUR	61,905,254	MSCS	07/19/22	USD	67,803,587	2,871,360
EUR	7,950,000	MSCS	07/19/22	USD	8,425,013	86,282
GBP	13,270,000	CBNA	07/19/22	USD	16,122,224	(34,729)
GBP	6,550,000	CBNA	07/19/22	USD	8,124,234	149,249
GBP	28,419,189	GSBU	07/19/22	USD	37,129,386	2,527,464
GBP	6,600,000	GSBU	07/19/22	USD	8,234,523	198,661
GBP	5,780,000	GSBU	07/19/22	USD	7,186,736	149,269
GBP	5,160,000	GSBU	07/19/22	USD	6,720,038	437,455
GBP	3,300,000	GSBU	07/19/22	USD	4,140,856	122,925
IDR	181,415,930,000	CBNA	07/19/22	USD	12,613,219	437,475
IDR	94,560,594,172	CBNA	07/19/22	USD	6,561,696	215,254
INR	2,000	JPMC	07/19/22	USD	26	1
JPY	889,060,000	BNP	07/19/22	USD	6,820,564	262,652
JPY	294,860,000	GSBU	07/19/22	USD	2,192,659	17,704
JPY	1,540,000	GSBU	07/19/22	USD	11,677	318
JPY	236,483,000	MSCS	09/26/22	USD	1,972,780	219,563
MXN	98,290,000	CBNA	07/19/22	USD	4,777,452	(97,941)
MXN	83,200,000	CBNA	07/19/22	USD	4,137,965	11,068
MXN	63,376,000	CBNA	07/19/22	USD	3,212,408	68,824
MXN	35,000,000	CBNA	07/19/22	USD	1,773,768	37,694
MXN	28,822,000	CBNA	07/19/22	USD	1,407,998	(21,635)
MXN	27,391,000	CBNA	07/19/22	USD	1,320,487	(38,165)
MXN	559,404,300	MSCS	07/19/22	USD	27,468,503	(279,141)
MXN	28,448,000	MSCS	07/19/22	USD	1,410,363	(719)
MXN	240,638,332	GSBU	07/25/22	USD	11,727,300	(195,833)
NOK	62,320,000	MSCS	07/19/22	USD	7,168,491	839,944
NOK	94,870,526	MSCS	07/25/22	USD	10,670,400	1,035,186
NZD	12,970,000	CBNA	07/19/22	USD	8,262,746	163,033
NZD	3,061,769	CBNA	07/19/22	USD	2,123,900	211,838

Net Unrealized Depreciation						$(2,009,961)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	09/19/23	485	USD	117,400,313	$332,444
90 Day Euro Dollar Futures	12/18/23	4,935	USD	1,195,565,438	(9,540,867)
90 Day Euro Dollar Futures	12/19/22	1,325	USD	319,026,875	(5,369,120)
Australian 10 Year Treasury Bond Futures	09/15/22	202	AUD	24,016,780	(119,632)
U.S. Treasury Note 2 Year Futures	09/30/22	2,821	USD	592,454,081	(1,862,571)
U.S. Treasury Note 5 Year Futures	09/30/22	18	USD	2,020,500	44,547
U.S. Treasury Note Ultra 10 Year Futures	09/21/22	195	USD	24,838,125	(206,353)
U.S. Treasury Ultra Long Bond Futures	09/21/22	2,433	USD	375,518,344	(6,076,982)

Futures Contracts—Short
Euro-Bund Futures	09/08/22	(77)	EUR	(11,456,060)	$485,272
Euro-Buxl 30 Year Bond Futures	09/08/22	(24)	EUR	(3,925,440)	373,711
U.S. Treasury Long Bond Futures	09/21/22	(144)	USD	(19,962,000)	183,057
U.S. Treasury Note 10 Year Futures	09/21/22	(3,044)	USD	(360,809,125)	658,923

Net Unrealized Depreciation					$(21,097,571)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/AUD Call	USD	0.754	BNP	07/22/22	29,640,000	USD	29,640,000	$344,121	$1,660	$(342,461)
USD Put/JPY Call	JPY	113.000	MSCS	09/21/22	17,006,715	USD	17,006,715	101,615	14,711	(86,904)
USD Put/MXN Call	MXN	20.098	GSBU	07/21/22	30,070,000	USD	30,070,000	371,966	220,834	(151,132)
USD Put/NOK Call	NOK	8.690	MSCS	07/21/22	29,640,000	USD	29,640,000	413,389	415	(412,974)

Totals								$1,231,091	$237,620	$(993,471)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Eurodollar Futures	USD	99.000	12/18/23	48	USD	120,000	$11,501	$13,200	$1,699
Put - S&P 500 Index E-Mini Futures	USD	3,800.000	08/19/22	124	USD	6,200	486,960	911,400	424,440
Put - S&P 500 Index E-Mini Futures	USD	3,700.000	08/19/22	113	USD	5,650	900,000	613,025	(286,975)
Put - S&P 500 Index E-Mini Futures	USD	3,500.000	09/16/22	139	USD	6,950	637,954	580,325	(57,629)
Put - S&P 500 Index E-Mini Futures	USD	3,400.000	09/16/22	131	USD	6,550	448,506	412,650	(35,856)

Totals							$2,484,921	$2,530,600	$45,679

Written Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Eurodollar Futures	USD	96.500	12/19/22	(479)	USD	(1,197,500)	$(316,331)	$(344,281)	$(27,950)
Put - S&P 500 Index E-Mini Futures	USD	3,500.000	08/19/22	(13)	USD	(650)	(24,348)	(36,238)	(11,890)
Put - S&P 500 Index E-Mini Futures	USD	3,400.000	08/19/22	(113)	USD	(5,650)	(412,213)	(220,350)	191,863

Totals							$(752,892)	$(600,869)	$152,023

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$(4,514,835)	$428,765	$(4,943,600)
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	(4,311,845)	340,304	(4,652,149)
Pay	CPURNSA	Annually	3.370%	Annually	11/18/26	USD	38,410,000	(579,488)	359,939	(939,427)
Receive	CPURNSA	Annually	3.970%	Annually	11/18/23	USD	38,410,000	1,155,588	(99,563)	1,255,151
Receive	SOFR	Annually	1.520%	Annually	11/20/26	USD	43,650,000	1,354,881	(74,826)	1,429,707
Receive	SOFR	Annually	2.620%	Annually	02/15/48	USD	10,680,000	171,976	(2,091)	174,067
Receive	SOFR	Annually	2.650%	Annually	08/15/47	USD	29,594,000	329,466	343,279	(13,813)

Totals								$(6,394,257)	$1,295,807	$(7,690,064)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.38	(5.000%)	Quarterly	06/20/27	5.783%	USD	34,519,320	$1,039,653	$(1,542,049)	$2,581,702
General Motors Co., 4.875%, due 10/02/23	(5.000%)	Quarterly	06/20/26	2.404%	USD	13,700,000	(1,246,029)	(2,123,606)	877,577

Totals							$(206,376)	$(3,665,655)	$3,459,279

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Co., 4.346%, due 12/08/26	5.000%	Quarterly	06/20/26	4.011%	USD	13,700,000	$451,319	$1,579,999	$(1,128,680)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.719%	EUR	11,300,000	$(81,592)	$(127,749)	$46,157

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Volkswagen International Finance NV 0.875%, due 01/16/23	1.000%	Quarterly	12/20/24	MSCS	1.268%	EUR	11,300,000	$(77,014)	$66,959	$(143,973)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Securities in the amount of $372,068 have been received at the custodian bank as collateral for forward foreign currency exchange contracts and purchased options contracts.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(COFI)—	11th District Cost of Fund Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TSFR)—	Term Secured Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$3,043,781	$—	$3,043,781
Aerospace/Defense	—	21,102,180	—	21,102,180
Agriculture	—	2,630,156	—	2,630,156
Airlines	—	39,606,863	—	39,606,863
Auto Manufacturers	—	25,534,766	—	25,534,766
Auto Parts & Equipment	—	8,588,836	—	8,588,836
Banks	—	95,364,459	—	95,364,459
Beverages	—	1,154,494	—	1,154,494
Biotechnology	—	4,090,038	—	4,090,038
Building Materials	—	7,581,997	—	7,581,997
Chemicals	—	1,470,807	—	1,470,807
Commercial Services	—	47,257,041	—	47,257,041
Computers	—	5,809,018	—	5,809,018
Distribution/Wholesale	—	14,941,329	—	14,941,329
Diversified Financial Services	—	61,657,479	—	61,657,479
Electric	—	15,484,487	—	15,484,487
Energy-Alternate Sources	—	4,176,401	—	4,176,401
Engineering & Construction	—	3,775,344	—	3,775,344
Entertainment	—	17,232,708	—	17,232,708
Environmental Control	—	3,995,559	—	3,995,559
Food	—	9,962,782	—	9,962,782
Forest Products & Paper	—	4,977,400	—	4,977,400
Healthcare-Products	—	5,544,632	—	5,544,632
Healthcare-Services	—	32,029,386	—	32,029,386
Home Builders	—	1,792,988	—	1,792,988
Insurance	—	22,114,522	—	22,114,522
Internet	—	7,564,072	—	7,564,072
Investment Companies	—	5,423,472	—	5,423,472
Iron/Steel	—	5,421,659	—	5,421,659
Leisure Time	—	42,487,410	—	42,487,410
Lodging	—	17,980,755	—	17,980,755
Machinery-Construction & Mining	—	5,358,672	—	5,358,672
Machinery-Diversified	—	7,068,800	—	7,068,800
Media	—	54,667,328	—	54,667,328
Metal Fabricate/Hardware	—	5,528,003	—	5,528,003
Mining	—	50,042,712	0	50,042,712
Office/Business Equipment	—	1,357,503	—	1,357,503
Oil & Gas	—	129,051,950	—	129,051,950
Packaging & Containers	—	14,275,777	—	14,275,777
Pharmaceuticals	—	36,394,113	—	36,394,113
Pipelines	—	77,493,644	—	77,493,644
Real Estate	—	9,396,817	—	9,396,817
Real Estate Investment Trusts	—	27,842,393	—	27,842,393
Retail	—	44,169,862	—	44,169,862
Semiconductors	—	1,780,466	—	1,780,466
Software	—	32,178,181	—	32,178,181
Telecommunications	—	40,825,497	—	40,825,497
Transportation	—	8,707,085	—	8,707,085
Total Corporate Bonds & Notes	—	1,085,935,624	0	1,085,935,624
Total Floating Rate Loans (Less Unfunded Loan Commitments of $635,302)*	—	459,204,142	—	459,204,142
Total Mortgage-Backed Securities*	—	217,219,034	—	217,219,034
Total Asset-Backed Securities*	—	188,596,876	—	188,596,876
Total U.S. Treasury & Government Agencies*	—	196,551,793	—	196,551,793
Total Foreign Government*	—	69,586,124	—	69,586,124

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Banks	$6,035,007	$—	$—	$6,035,007
Pipelines	—	—	12,500,849	12,500,849
Total Convertible Preferred Stocks	6,035,007	—	12,500,849	18,535,856
Total Convertible Bonds*	—	10,554,874	—	10,554,874
Total Preferred Stocks*	3,342,921	—	—	3,342,921
Common Stocks
Auto Components	50,230	—	—	50,230
Chemicals	—	2,008	—	2,008
Media	—	159,428	—	159,428
Oil, Gas & Consumable Fuels	1,300,086	27,991	—	1,328,077
Total Common Stocks	1,350,316	189,427	—	1,539,743
Total Municipals*	—	329,498	—	329,498
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	30,678,397	—	30,678,397
Total Securities Lending Reinvestments*	—	428,893,563	—	428,893,563
Purchased Options
Foreign Currency Options at Value	—	237,620	—	237,620
Options on Exchange-Traded Futures Contracts at Value	2,530,600	—	—	2,530,600
Total Purchased Options	$2,530,600	$237,620	$—	$2,768,220
Total Net Investments	$13,258,844	$2,687,976,972	$12,500,849	$2,713,736,665

Collateral for Securities Loaned (Liability)	$—	$(428,954,893)	$—	$(428,954,893)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$14,535,687	$—	$14,535,687
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(16,545,648)	—	(16,545,648)
Total Forward Contracts	$—	$(2,009,961)	$—	$(2,009,961)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,077,954	$—	$—	$2,077,954
Futures Contracts (Unrealized Depreciation)	(23,175,525)	—	—	(23,175,525)
Total Futures Contracts	$(21,097,571)	$—	$—	$(21,097,571)
Total Written Options at Value	$(600,869)	$—	$—	$(600,869)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$6,318,204	$—	$6,318,204
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(11,677,669)	—	(11,677,669)
Total Centrally Cleared Swap Contracts	$—	$(5,359,465)	$—	$(5,359,465)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(158,606)	$—	$(158,606)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2022 is not presented.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a) (b) (c)	$2,713,736,665
Cash	2,992,638
Cash denominated in foreign currencies (d)	13,529,075
Cash collateral (e)	37,127,560
Unrealized appreciation on forward foreign currency exchange contracts	14,535,687
Receivable for:
Investments sold	13,944,851
Fund shares sold	235,343
Dividends and interest	27,802,879
Variation margin on futures contracts	8,603,531
Interest on OTC swap contracts	3,823
Other assets	1,905

Total Assets	2,832,513,957
Liabilities
Written options at value (f)	600,869
OTC swap contracts at market value (g)	158,606
Unrealized depreciation on forward foreign currency exchange contracts	16,545,648
Collateral for securities loaned	428,954,893
Cash collateral on forward foreign currency exchange contracts	680,000
Payables for:
Investments purchased	1,326,231
Fund shares redeemed	2,116,049
Foreign taxes	9,891
Variation margin on centrally cleared swap contracts	454,642
Accrued Expenses:
Management fees	1,041,458
Distribution and service fees	173,751
Deferred trustees’ fees	295,159
Other expenses	613,839

Total Liabilities	452,971,036

Net Assets	$2,379,542,921

Net Assets Consist of:
Paid in surplus	$2,884,714,063
Distributable earnings (Accumulated losses) (h)	(505,171,142)

Net Assets	$2,379,542,921

Net Assets
Class A	$1,491,293,319
Class B	731,480,573
Class E	156,769,029
Capital Shares Outstanding*
Class A	136,475,431
Class B	67,531,144
Class E	14,419,366
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.93
Class B	10.83
Class E	10.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,029,008,121.
(b)	Includes securities loaned at value of $437,268,716.
(c)	Investments at value is net of unfunded loan commitments of $635,302.
(d)	Identified cost of cash denominated in foreign currencies was $13,980,949.
(e)	Includes collateral of $20,783,626 for centrally cleared swap contracts and $16,343,934 for futures contracts.
(f)	Premiums received on written options were $752,892.
(g)	Net premium received on OTC swap contracts was $60,790.
(h)	Includes foreign capital gains tax of $9,891.

Statement of Operations

Six Months Ended June 30, 2022 (Unaudited)

Investment Income
Dividends	$1,622,600
Interest (a)	72,061,794
Securities lending income	510,299

Total investment income	74,194,693
Expenses
Management fees	7,684,219
Administration fees	56,952
Custodian and accounting fees	201,953
Distribution and service fees—Class B	1,023,527
Distribution and service fees—Class E	132,572
Audit and tax services	46,837
Legal	20,427
Shareholder reporting	52,064
Insurance	10,653
Miscellaneous (b)	12,314

Total expenses	9,241,518
Less management fee waiver	(716,503)

Net expenses	8,525,015

Net Investment Income	65,669,678

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(25,424,841)
Purchased options	(4,733,805)
Futures contracts	(77,541,718)
Written options	3,327,810
Swap contracts	(1,942,423)
Foreign currency transactions	(428,271)
Forward foreign currency transactions	3,724,490

Net realized gain (loss)	(103,018,758)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(379,822,044)
Purchased options	2,474,366
Futures contracts	(22,935,343)
Written options	(1,420,974)
Swap contracts	(736,393)
Foreign currency transactions	(608,097)
Forward foreign currency transactions	(4,840,238)

Net change in unrealized appreciation (depreciation)	(407,888,723)

Net realized and unrealized gain (loss)	(510,907,481)

Net Increase (Decrease) in Net Assets From Operations	$(445,237,803)

(a)	Net of foreign withholding taxes of $73,378.
(b)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.
(c)	Includes change in foreign capital gains tax of $90,294.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$65,669,678	$137,423,531
Net realized gain (loss)	(103,018,758)	37,918,023
Net change in unrealized appreciation (depreciation)	(407,888,723)	(90,920,972)

Increase (decrease) in net assets from operations	(445,237,803)	84,420,582

From Distributions to Shareholders
Class A	(93,994,936)	(74,199,667)
Class B	(44,422,317)	(31,962,727)
Class E	(9,671,952)	(7,626,976)

Total distributions	(148,089,205)	(113,789,370)

Increase (decrease) in net assets from capital share transactions	(73,102,610)	8,995,386

Total increase (decrease) in net assets	(666,429,618)	(20,373,402)

Net Assets
Beginning of period	3,045,972,539	3,066,345,941

End of period	$2,379,542,921	$3,045,972,539

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	607,003	$7,702,718	5,271,849	$72,656,729
Reinvestments	8,568,363	93,994,936	5,504,426	74,199,667
Redemptions	(13,601,331)	(170,182,298)	(12,061,653)	(165,358,450)

Net increase (decrease)	(4,425,965)	$(68,484,644)	(1,285,378)	$(18,502,054)

Class B
Sales	1,415,094	$17,978,020	8,197,198	$111,493,282
Reinvestments	4,082,934	44,422,317	2,390,630	31,962,727
Redemptions	(5,157,574)	(64,285,450)	(7,451,585)	(101,261,406)

Net increase (decrease)	340,454	$(1,885,113)	3,136,243	$42,194,603

Class E
Sales	490,321	$6,302,186	2,137,990	$29,247,594
Reinvestments	885,710	9,671,952	568,753	7,626,976
Redemptions	(1,487,902)	(18,706,991)	(3,779,782)	(51,571,733)

Net increase (decrease)	(111,871)	$(2,732,853)	(1,073,039)	$(14,697,163)

Increase (decrease) derived from capital shares transactions		$(73,102,610)		$8,995,386

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.73		$13.87	$13.81	$12.68	$13.93	$13.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31		0.62	0.68	0.71	0.71	0.67
Net realized and unrealized gain (loss)	(2.38)		(0.24)	0.20	1.09	(1.23)	0.41

Total income (loss) from investment operations	(2.07)		0.38	0.88	1.80	(0.52)	1.08

Less Distributions
Distributions from net investment income	(0.73)		(0.52)	(0.82)	(0.67)	(0.73)	(0.55)

Total distributions	(0.73)		(0.52)	(0.82)	(0.67)	(0.73)	(0.55)

Net Asset Value, End of Period	$10.93		$13.73	$13.87	$13.81	$12.68	$13.93

Total Return (%) (b)	(15.10	)(c)	2.82	6.92	14.49	(3.80)	8.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.60	0.60	0.60	0.60	0.59
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.54	0.55	0.54	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	4.94	(d)	4.55	5.17	5.32	5.33	4.88
Portfolio turnover rate (%)	18	(c)	69 (f)	66 (f)	58 (f)	90 (f)	139 (f)
Net assets, end of period (in millions)	$1,491.3		$1,934.4	$1,971.5	$2,007.9	$2,006.8	$2,305.0

	Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.59		$13.73	$13.69	$12.57	$13.81	$13.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29		0.58	0.64	0.67	0.67	0.63
Net realized and unrealized gain (loss)	(2.36)		(0.23)	0.18	1.08	(1.22)	0.41

Total income (loss) from investment operations	(2.07)		0.35	0.82	1.75	(0.55)	1.04

Less Distributions
Distributions from net investment income	(0.69)		(0.49)	(0.78)	(0.63)	(0.69)	(0.52)

Total distributions	(0.69)		(0.49)	(0.78)	(0.63)	(0.69)	(0.52)

Net Asset Value, End of Period	$10.83		$13.59	$13.73	$13.69	$12.57	$13.81

Total Return (%) (b)	(15.29	)(c)	2.61	6.61	14.23	(4.02)	7.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.79	0.80	0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	4.70	(d)	4.30	4.92	5.07	5.08	4.63
Portfolio turnover rate (%)	18	(c)	69 (f)	66 (f)	58 (f)	90 (f)	139 (f)
Net assets, end of period (in millions)	$731.5		$913.2	$879.8	$852.0	$802.6	$919.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.65		$13.79	$13.73	$12.61	$13.85	$13.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30		0.60	0.66	0.69	0.68	0.65
Net realized and unrealized gain (loss)	(2.37)		(0.24)	0.19	1.08	(1.21)	0.40

Total income (loss) from investment operations	(2.07)		0.36	0.85	1.77	(0.53)	1.05

Less Distributions
Distributions from net investment income	(0.71)		(0.50)	(0.79)	(0.65)	(0.71)	(0.53)

Total distributions	(0.71)		(0.50)	(0.79)	(0.65)	(0.71)	(0.53)

Net Asset Value, End of Period	$10.87		$13.65	$13.79	$13.73	$12.61	$13.85

Total Return (%) (b)	(15.22	)(c)	2.68	6.77	14.30	(3.92)	7.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.69	0.70	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	4.80	(d)	4.40	5.03	5.17	5.18	4.73
Portfolio turnover rate (%)	18	(c)	69 (f)	66 (f)	58 (f)	90 (f)	139 (f)
Net assets, end of period (in millions)	$156.8		$198.3	$215.1	$224.2	$228.0	$269.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 69%, 63%, 52%, 56%, and 79% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Brighthouse Funds Trust II

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Notes to Financial Statements—June 30, 2022—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2022, the Portfolio had open unfunded loan commitments of $635,302. At June 30, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $30,678,397. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $142,954,893. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

BHFTII-37

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,226,382)	$—	$—	$—	$(1,226,382)
Convertible Bonds	(140,530)	—	—	—	(140,530)
Corporate Bonds & Notes	(419,203,654)	—	—	—	(419,203,654)
Foreign Government	(8,375,426)	—	—	—	(8,375,426)
Preferred Stocks	(8,901)	—	—	—	(8,901)
Total Borrowings	$(428,954,893)	$—	$—	$—	$(428,954,893)
Gross amount of recognized liabilities for securities lending transactions					$(428,954,893)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTII-38

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated.

When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTII-39

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

BHFTII-40

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$2,858,925	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$10,548,989
	Unrealized appreciation on futures contracts (a) (c)	2,077,954	Unrealized depreciation on futures contracts (a) (c)	23,175,525
	Investments at market value (a) (d)	13,200	Written options at value (a)	344,281
Credit	Unrealized appreciation on centrally cleared swap contracts (a) (b)	3,459,279	Unrealized depreciation on centrally cleared swap contracts (a) (b)	1,128,680
Equity	Investments at market value (a) (d)	2,517,400	OTC swap contracts at market value (e)	158,606
Foreign Exchange	Investments at market value (d)	237,620	Written options at value (a)	256,588
	Unrealized appreciation on forward foreign currency exchange contracts	14,535,687	Unrealized depreciation on forward foreign currency exchange contracts	16,545,648

Total		$25,700,065		$52,158,317

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $3,823.

BHFTII-41

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$1,153,937	$(1,153,937)	$—	$—
Citibank N.A.	3,076,635	(3,076,635)	—	—
Goldman Sachs Bank USA	3,937,971	(2,869,666)	(254,162)	814,143
JPMorgan Chase Bank N.A.	65,078	—	(65,078)	—
Morgan Stanley Capital Services LLC	6,539,686	(6,539,686)	—	—

	$14,773,307	$(13,639,924)	$(319,240)	$814,143

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$2,515,875	$(1,153,937)	$—	$1,361,938
Citibank N.A.	4,100,533	(3,076,635)	—	1,023,898
Goldman Sachs Bank USA	2,869,666	(2,869,666)	—	—
Morgan Stanley Capital Services LLC	7,218,180	(6,539,686)	—	678,494

	$16,704,254	$(13,639,924)	$—	$3,064,330

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(304,950)	$—	$(2,627,579)	$(1,801,276)	$(4,733,805)
Forward foreign currency transactions . . . . .	—	—	—	3,724,490	3,724,490
Swap contracts . . . . . . . . . . . . . . . .	(2,602,119)	659,696	—	—	(1,942,423)
Futures contracts . . . . . . . . . . . . . . .	(77,541,718)	—	—	—	(77,541,718)
Written options . . . . . . . . . . . . . . . .	324,628	—	201,654	2,801,528	3,327,810

	$(80,124,159)	$659,696	$(2,425,925)	$4,724,742	$(77,165,646)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$1,699	$—	$3,376,885	$(904,218)	$2,474,366
Forward foreign currency transactions . . . . .	—	—	—	(4,840,238)	(4,840,238)
Swap contracts . . . . . . . . . . . . . . . .	(2,689,895)	1,953,502	—	—	(736,393)
Futures contracts . . . . . . . . . . . . . . .	(22,935,343)	—	—	—	(22,935,343)
Written options . . . . . . . . . . . . . . . .	(27,950)	—	(1,142,128)	(250,896)	(1,420,974)

	$(25,651,489)	$1,953,502	$2,234,757	$(5,995,352)	$(27,458,582)

BHFTII-42

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	118,063,626
Forward foreign currency transactions . .	818,455,399
Futures contracts long . . . . . . . . . . . . .	2,871,825,501
Futures contracts short . . . . . . . . . . . . .	(302,975,874)
Swap contracts . . . . . . . . . . . . . . . . . .	351,502,283
Written options . . . . . . . . . . . . . . . . .	(201,953,675)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$100,945,527	$367,370,014	$108,329,985	$698,980,514

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$7,684,219	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$3,031,370,326

Gross unrealized appreciation	57,975,901
Gross unrealized (depreciation)	(404,081,403)

Net unrealized appreciation (depreciation)	$(346,105,502)

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$113,789,370	$171,310,936	$—	$—	$113,789,370	$171,310,936

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$147,653,628	$—	$50,536,393	$(109,712,665)	$88,477,356

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $37,643,856 and accumulated long-term capital losses of $72,068,809.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $11,423,407 and accumulated long-term capital losses of $12,172,340.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-48

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2022, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned -6.62%, -6.68%, and -6.73%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government Bond Index¹, returned -5.77%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2022 was marked by extreme market volatility and the U.S. fixed income markets saw their worst year-to-date performance in decades. Bond yields surged higher and risk assets weakened significantly as the market digested the Russian invasion of Ukraine, record high inflation prints, a progressively more hawkish Federal Reserve (the “Fed”) and, later in the period, growing recession fears.

During the first quarter, geopolitical risks rapidly intensified with Russia’s invasion of Ukraine. In response, a number of countries announced a series of sanctions limiting overseas activities of Russian individuals and entities. The imposition of financial and economic sanctions pushed oil prices past $100/barrel and progressively renewed concerns over global growth.

U.S. inflation accelerated sharply, led by significant increases in the price of energy, food and housing, and remained elevated through much of the first half of 2022. Broad and core measures of Consumer Price Index (“CPI”) printed above consensus expectations through much of the second quarter and headline CPI accelerated to 8.6% year-over-year in May—a 40-year high.

Elevated inflation coupled with the desire of Fed officials to appear vigilant with respect to containing inflation led the Federal Open Market Committee (the “FOMC)” to embark on an accelerated pace of monetary tightening and hike the fed funds rate by a total of 150 basis points (“bps”) during the first half of 2022. After an initial hike in March, the FOMC hiked the fed funds rate by 50 bps in its May meeting—its largest rate increase since 2000—and by 75 basis points bps in its June meeting—its largest rate increase since 1994—to end the period at a fed funds rate of 1.50%-1.75%. The Fed also responded with significant changes to its Summary of Economic Projections (“SEP”) since the beginning of the year. The median FOMC member expected that it will be appropriate to hike the fed funds rate by a total of 325 bps in 2022, up from 75 bps in the December 2021 SEP. Core Personal Consumption Expenditures inflation was increased to 4.3% from 2.7% while 2022 U.S. Gross Domestic Product (“GDP”) growth was revised down to 1.7% from 4.0%.

U.S. GDP unexpectedly contracted during the first quarter of 2022 at a revised annualized rate of -1.6% (the initial estimate was -1.4%), versus consensus forecasts for 1.0% growth, and a slowdown against 2021 full-year growth of 5.7% year-over-year. The contraction—the first since the COVID-19 recession during the first half of 2020—was mainly due to decreases in inventory purchases as well as a jump in imported goods. However, the downward revision to first quarter growth also contained substantive declines in demand components which appear to be continuing into second quarter and could lead to another weak GDP print.

During the reporting period, U.S. Treasury yields backed up considerably in the first quarter of 2022 and continued higher in the second quarter. The yield curve flattened as back-end yields rose less than front-end and intermediate yields. Investment Grade and High-Yield credit spreads widened, particularly over the second quarter. U.S. dollar (“USD”) denominated emerging market (“EM”) bond spreads widened, and the U.S. dollar was materially stronger versus most developed and emerging currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2022, the Western Asset Management U.S. Government Portfolio had a negative return and underperformed its benchmark, the U.S. Government Intermediate Index.

Over the six-month period, the most significant detractor to the Portfolio’s performance was its exposure to Agency Mortgage-Backed Securities (“MBS”). The second largest detractor to performance was the Portfolio’s duration stance. The Portfolio generally maintained a slight duration overweight through much of the first half of 2022, which detracted from performance as yields rose across the curve. The third largest detractor to performance was the Portfolio’s exposure to EM Debt as spreads for USD-denominated EM bonds widened. Finally, exposures to Agency Debentures and structured products both had a small negative impact on performance as spreads modestly widened during the first half of 2022.

In terms of contributors, the Portfolio’s yield curve positioning was the main contributor to performance. Yield curve positioning that was focused on the very long end (30-year key rate duration) benefitted as the yield curve flattened in the course of the first half of 2022, with front-end and intermediate bond yields rising more than the long-end of the curve.

In terms of derivatives, during the six-month period ended June 30, 2022, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Mortgage-To-Be-Announced securities to gain exposure to the Agency MBS market to gain exposure to specific characteristics of Agency MBS. The net impact of all derivative transactions on the Portfolio’s performance was modestly negative, but not material.

In terms of positioning, as of June 30, 2022, the Portfolio was underweight U.S. Treasuries relative to the benchmark, while being

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

overweight Agency Debentures and Agency MBS. At period end, the Portfolio held small out-of-benchmark exposures to EM Debt and structured products (including Non-Agency Residential Mortgage-Backed Securities and Collateralized Mortgage-Backed Securities).

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

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Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2022

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-6.62	-7.26	0.83	1.10
Class B	-6.68	-7.49	0.59	0.84
Class E	-6.73	-7.45	0.69	0.94
Bloomberg U.S. Intermediate Government Bond Index	-5.77	-6.32	0.87	0.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	93.4
Foreign Government	7.5
Corporate Bonds & Notes	3.7
Mortgage-Backed Securities	2.2
Asset-Backed Securities	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period** January 1, 2022 to June 30, 2022
Class A (a)	Actual	0.48%	$1,000.00	$933.80	$2.30
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$933.20	$3.50
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$932.70	$3.02
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies — 93.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—38.7%
Fannie Mae 20 Yr. Pool
2.000%, 11/01/41	4,295,263	$3,839,686
2.500%, 10/01/40	6,111,922	5,625,608
2.500%, 03/01/41	528,887	488,406
2.500%, 04/01/41	1,798,538	1,658,585
2.500%, 05/01/41	1,981,241	1,825,888
2.500%, 04/01/42	3,059,023	2,815,390
3.000%, 07/01/35	495,774	486,924
3.000%, 02/01/36	773,873	760,063
3.000%, 04/01/36	582,472	572,074
3.000%, 07/01/36	1,215,637	1,193,933
3.000%, 08/01/36	6,368,080	6,254,368
3.000%, 10/01/36	2,509,474	2,453,854
3.000%, 12/01/36	2,071,918	2,026,003
3.000%, 12/01/37	467,727	450,752
3.000%, 06/01/38	639,930	628,559
3.000%, 05/01/42	6,553,947	6,219,615
3.500%, 12/01/34	144,085	144,088
3.500%, 01/01/35	100,486	100,488
3.500%, 02/01/37	168,855	168,028
3.500%, 03/01/37	114,402	114,460
3.500%, 12/01/37	180,116	179,233
3.500%, 08/01/39	176,970	176,109
3.500%, 02/01/40	694,081	688,796
3.500%, 06/01/42	2,500,000	2,455,185
4.500%, 11/01/31	249,817	254,138
4.500%, 12/01/31	308,570	313,907
Fannie Mae 30 Yr. Pool
2.000%, 08/01/50	152,074	133,109
2.000%, 09/01/50	235,314	205,423
2.000%, 10/01/50	1,416,977	1,238,426
2.000%, 01/01/51	7,472,837	6,522,401
2.000%, 02/01/51	7,751,651	6,772,554
2.000%, 03/01/51	12,243,568	10,696,143
2.000%, 04/01/51	7,862,026	6,843,234
2.000%, 07/01/51	278,365	242,768
2.000%, 08/01/51	1,040,230	906,835
2.000%, 10/01/51	768,522	670,160
2.000%, 11/01/51	1,165,742	1,016,360
2.000%, 01/01/52	2,439,417	2,124,587
2.000%, 02/01/52	3,233,973	2,818,223
2.000%, 03/01/52	1,679,872	1,471,214
2.500%, 06/01/50	488,762	442,904
2.500%, 09/01/50	915,263	825,854
2.500%, 10/01/50	2,169,620	1,968,016
2.500%, 11/01/50	829,031	750,284
2.500%, 12/01/50	245,150	222,184
2.500%, 01/01/51	352,480	320,619
2.500%, 02/01/51	2,099,102	1,901,748
2.500%, 03/01/51	4,373,165	3,943,387
2.500%, 04/01/51	1,870,626	1,691,578
2.500%, 05/01/51	1,590,046	1,433,565
2.500%, 06/01/51	3,010,937	2,729,291
2.500%, 07/01/51	2,054,485	1,862,304
2.500%, 08/01/51	928,554	842,273
2.500%, 09/01/51	5,345,947	4,841,462

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 10/01/51	5,890,761	5,320,585
2.500%, 11/01/51	1,432,561	1,304,271
2.500%, 12/01/51	3,754,025	3,400,923
2.500%, 01/01/52	3,412,059	3,097,422
2.500%, 02/01/52	10,423,742	9,411,987
2.500%, 03/01/52	3,629,914	3,276,126
2.500%, 04/01/52	388,432	350,920
3.000%, 09/01/42	1,347,566	1,285,110
3.000%, 06/01/43	184,765	176,476
3.000%, 07/01/43	446,362	426,340
3.000%, 10/01/43	438,658	418,917
3.000%, 01/01/45	384,107	367,226
3.000%, 08/01/46	408,676	387,174
3.000%, 09/01/46	1,289,167	1,221,418
3.000%, 10/01/46	587,838	556,165
3.000%, 02/01/47	92,970	88,786
3.000%, 08/01/47	44,528	42,220
3.000%, 11/01/48	4,026,327	3,829,755
3.000%, 01/01/50	1,089,381	1,020,636
3.000%, 02/01/50	13,168,684	12,454,682
3.000%, 03/01/50	7,409,202	6,975,471
3.000%, 08/01/50	960,340	898,584
3.000%, 11/01/50	901,483	849,548
3.000%, 05/01/51	696,991	651,876
3.000%, 06/01/51	858,420	808,283
3.000%, 08/01/51	2,229,129	2,109,817
3.000%, 09/01/51	1,086,599	1,018,386
3.000%, 10/01/51	2,233,472	2,090,774
3.000%, 11/01/51	2,835,624	2,673,384
3.000%, 12/01/51	870,478	821,480
3.000%, 01/01/52	3,571,782	3,356,634
3.000%, 02/01/52	1,273,464	1,195,482
3.000%, 03/01/52	6,882,804	6,492,066
3.000%, 04/01/52	595,910	556,585
3.500%, 12/01/42	180,436	177,329
3.500%, 03/01/43	1,107,188	1,089,389
3.500%, 08/01/44	298,664	293,530
3.500%, 02/01/45	173,019	170,026
3.500%, 11/01/46	471,517	464,980
3.500%, 12/01/46	1,785,868	1,755,029
3.500%, 03/01/47	643,468	629,941
3.500%, 07/01/47	10,370,242	10,154,509
3.500%, 10/01/47	55,161	53,847
3.500%, 12/01/47	1,480,599	1,446,217
3.500%, 01/01/48	677,884	662,717
3.500%, 02/01/48	228,004	222,901
3.500%, 03/01/48	118,146	115,525
3.500%, 04/01/48	154,654	151,530
3.500%,08/01/48	1,000,085	978,105
3.500%, 11/01/48	1,201,360	1,173,241
3.500%,06/01/49	1,664,123	1,626,481
3.500%,01/01/50	383,282	372,498
3.500%,02/01/50	592,779	577,578
3.500%, 03/01/50	190,283	186,125
3.500%, 05/01/51	291,778	281,875
3.500%, 07/01/51	5,109,815	4,968,313

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 09/01/51	153,829	$148,195
3.500%, 12/01/51	755,094	729,778
3.500%, 01/01/52	1,371,117	1,330,137
3.500%, 03/01/52	1,870,915	1,809,432
3.500%, 04/01/52	4,936,083	4,772,016
3.500%, 05/01/52	6,273,179	6,067,455
4.000%, 02/01/40	330,921	332,301
4.000%, 06/01/42	2,863,687	2,896,388
4.000%, 07/01/42	756,068	764,649
4.000%, 05/01/43	6,506,033	6,580,163
4.000%, 10/01/43	3,154,039	3,177,550
4.000%, 09/01/44	494,308	497,780
4.000%, 05/01/48	3,908,505	3,911,977
4.000%, 09/01/48	58,754	58,588
4.000%, 07/01/50	523,634	519,314
4.000%, 05/01/52	1,293,553	1,287,849
4.000%, 06/01/52	3,886,286	3,851,688
4.500%, 10/01/41	1,932,953	1,991,797
4.500%, 10/01/44	612,178	629,695
4.500%, 01/01/45	51,483	53,078
4.500%, 05/01/46	400,848	412,708
4.500%, 06/01/47	185,333	189,028
4.500%, 07/01/47	724,849	736,341
4.500%, 08/01/47	40,858	41,326
4.500%, 06/01/48	243,867	248,674
4.500%, 07/01/48	555,228	566,178
4.500%, 08/01/48	1,193,393	1,216,665
4.500%, 11/01/48	468,340	477,945
4.500%, 02/01/49	187,045	190,384
4.500%, 08/01/49	191,917	195,470
4.500%, 09/01/49	2,818,402	2,875,105
4.500%, 11/01/49	715,841	730,417
4.500%, 03/01/50	490,313	500,395
4.500%, 04/01/50	139,453	140,450
4.500%, 06/01/52	899,583	906,422
5.000%, 07/01/33	84,829	87,486
5.000%, 09/01/33	102,912	108,127
5.000%, 10/01/35	290,679	305,515
5.000%, 03/01/36	443,745	466,869
5.000%, 01/01/39	3,949	4,156
5.000%, 12/01/39	6,386	6,703
5.000%, 05/01/40	15,498	15,903
5.000%, 07/01/40	12,326	12,969
5.000%, 11/01/40	304,335	320,348
5.000%, 01/01/41	29,971	30,929
5.000%, 02/01/41	24,056	24,588
5.000%, 04/01/41	29,895	31,320
5.000%, 05/01/41	782,919	822,301
5.000%, 06/01/41	66,976	70,423
5.000%, 07/01/41	619,037	652,027
5.000%, 12/01/49	521,463	535,876
6.000%, 04/01/33	36,538	39,708
6.000%, 02/01/34	6,014	6,438
6.000%, 11/01/35	58,052	63,042
6.000%, 08/01/37	136,340	148,522
6.500%, 03/01/26	332	349

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 04/01/29	35,149	36,876
7.000%, 02/01/29	312	312
7.000%, 01/01/30	1,488	1,503
7.000%, 10/01/37	2,678	2,711
7.000%, 11/01/37	12,711	13,081
7.000%, 12/01/37	7,615	7,797
7.000%, 02/01/38	2,689	2,730
7.000%, 11/01/38	44,387	48,315
7.000%, 02/01/39	390,144	428,219
7.500%, 04/01/32	5,315	5,325
8.000%, 05/01/28	273	274
8.000%, 07/01/32	676	708
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (a)	688,516	106,448
4.000%, 04/25/42 (a)	1,010,953	184,730
4.500%, 11/25/39 (a)	576,658	102,500
Fannie Mae Pool
2.149%, 02/01/32 (b)	438,853	388,204
2.500%, 10/01/50	471,929	418,221
2.500%, 05/01/51	487,891	430,969
2.500%, 01/01/52	498,200	438,818
2.930%, 06/01/30	153,940	146,926
3.250%, 05/01/29	98,339	96,761
3.450%, 03/01/29	96,581	96,158
3.468%, 03/01/30	176,703	175,104
3.500%, 08/01/42	3,179,522	3,109,784
3.500%, 09/01/42	225,213	220,257
3.500%, 10/01/42	1,580,421	1,545,666
4.000%, 10/01/42	885,331	889,338
4.000%, 11/01/42	600,797	603,516
4.000%, 07/01/43	22,433	22,534
4.000%, 08/01/43	560,464	563,028
4.500%, 08/01/58	902,101	933,298
4.500%, 01/01/59	1,852,368	1,916,492
6.500%, 12/01/27	1,471	1,473
6.500%, 05/01/32	4,807	5,043
Fannie Mae REMIC Trust (CMO)
3.737%, 01/25/43 (b)	128,493	125,387
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (c)	179,202	161,072
4.526%, -1x 1M LIBOR + 6.150%, 03/25/42 (a)(b)	2,915,018	232,692
4.526%, -1x 1M LIBOR + 6.150%, 12/25/42 (a)(b)	285,268	37,764
4.926%, -1x 1M LIBOR + 6.550%, 10/25/41 (a)(b)	1,937,254	198,489
5.026%, -1x 1M LIBOR + 6.650%, 03/25/42 (a)(b)	704,861	64,251
5.500%, 07/25/41	3,398,828	3,635,081
5.500%, 04/25/42	780,261	826,135
6.000%, 05/25/42	450,227	485,577
6.500%, 06/25/39	24,899	25,999
6.500%, 07/25/42	881,154	959,578
Fannie Mae-ACES
2.232%, 02/25/27	656,569	631,454
3.061%, 05/25/27 (b)	192,424	189,198
Freddie Mac 15 Yr. Pool
3.000%, 09/01/32	217,505	215,582
3.500%, 04/01/33	2,038,133	2,040,387

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/38	395,142	$381,085
Freddie Mac 20 Yr. Pool
1.500%, 10/01/41	759,613	650,401
1.500%, 11/01/41	95,980	82,180
2.000%, 09/01/41	3,076,402	2,750,111
2.000%, 01/01/42	5,184,741	4,634,747
2.500%, 04/01/41	168,909	155,456
3.500%, 01/01/38	2,179,397	2,150,114
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	507,430	482,446
3.500%, 06/01/46	299,635	293,242
4.000%, 07/01/43	1,827,173	1,838,897
4.000%, 08/01/43	1,580,406	1,579,483
4.500%, 06/01/38	584,820	602,130
4.500%, 04/01/47	312,772	316,813
4.500%, 05/01/47	251,835	255,595
4.500%, 06/01/47	532,199	540,963
4.500%, 04/01/49	265,207	270,929
5.000%, 08/01/33	9,124	9,603
5.000%, 01/01/40	8,688	9,154
5.000%, 04/01/41	10,454	11,014
5.000%, 04/01/44	17,466	18,280
5.000%, 07/01/48	17,790	18,390
6.500%, 09/01/39	106,788	113,379
8.000%, 09/01/30	1,585	1,703
Freddie Mac 30 Yr. Pool
2.000%, 11/01/50	944,151	825,731
2.000%, 02/01/51	2,719,285	2,376,036
2.000%, 03/01/51	3,757,181	3,281,570
2.000%, 04/01/51	2,696,743	2,360,606
2.000%, 05/01/51	6,432,623	5,616,945
2.000%, 06/01/51	5,080,801	4,430,852
2.000%, 08/01/51	1,218,548	1,060,838
2.000%, 11/01/51	2,136,250	1,863,902
2.000%, 01/01/52	296,827	258,761
2.000%, 02/01/52	1,572,269	1,370,492
2.500%, 06/01/50	136,134	123,466
2.500%, 10/01/50	1,269,848	1,157,171
2.500%, 11/01/50	4,154,692	3,790,588
2.500%, 12/01/50	1,309,921	1,186,597
2.500%, 01/01/51	1,295,247	1,174,991
2.500%, 02/01/51	567,374	513,608
2.500%, 03/01/51	1,684,761	1,520,536
2.500%, 05/01/51	178,724	163,322
2.500%, 07/01/51	5,588,456	5,053,785
2.500%, 08/01/51	3,277,150	2,972,985
2.500%, 09/01/51	2,889,812	2,608,793
2.500%, 11/01/51	10,089,920	9,159,296
2.500%, 01/01/52	2,517,461	2,287,309
2.500%, 02/01/52	1,279,390	1,159,260
2.500%, 03/01/52	691,542	624,429
3.000%, 10/01/46	298,418	282,571
3.000%, 09/01/48	1,237,807	1,171,696
3.000%, 09/01/49	3,655,805	3,472,317
3.000%, 11/01/49	795,055	748,900
3.000%, 01/01/50	158,110	148,176
3.000%, 03/01/50	70,426	66,113

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
3.000%, 05/01/50	203,192	191,906
3.000%, 02/01/51	276,518	259,291
3.000%, 06/01/51	89,304	83,921
3.000%, 10/01/51	581,117	545,532
3.000%, 01/01/52	2,816,212	2,630,220
3.000%, 04/01/52	1,095,059	1,025,727
3.500%, 07/01/47	4,661,169	4,557,568
3.500%, 01/01/48	94,908	92,906
3.500%, 03/01/48	204,621	200,370
3.500%, 06/01/48	1,409,412	1,378,038
3.500%, 04/01/52	4,051,319	3,915,824
3.500%, 05/01/52	1,290,544	1,247,809
4.000%, 04/01/49	907,761	908,577
4.000%, 07/01/49	300,000	300,790
4.000%, 03/01/50	29,303	29,150
4.000%, 10/01/51	172,509	171,020
4.000%, 05/01/52	1,095,916	1,083,981
4.000%, 06/01/52	900,000	890,434
4.500%, 03/01/49	228,270	232,980
4.500%, 07/01/49	398,457	405,618
4.500%, 09/01/50	2,100,000	2,124,385
5.000%, 01/01/36	12,080	12,652
5.000%, 06/01/41	1,173,815	1,225,142
5.000%, 08/01/48	42,463	43,697
5.000%, 10/01/48	51,263	53,079
5.000%, 11/01/48	142,728	148,446
6.000%, 10/01/36	320,423	349,373
Freddie Mac ARM Non-Gold Pool
2.098%, 5Y H15 + 1.284%, 03/01/47 (b)	283,732	276,636
2.874%, 12M LIBOR + 1.619%, 11/01/47 (b)	1,168,069	1,154,513
3.007%, 12M LIBOR + 1.628%, 11/01/48 (b)	3,968,745	3,907,274
3.083%, 12M LIBOR + 1.621%, 02/01/50 (b)	1,955,204	1,936,479
Freddie Mac Gold Pool
4.000%, 04/01/43	639,304	642,810
4.000%, 08/01/43	312,229	316,191
Freddie Mac Multifamily Structured Pass-Through Certificates
0.511%, 12/25/28 (a)(b)	63,484,988	1,338,473
0.637%, 01/25/34 (a)(b)	51,775,718	2,157,044
0.654%, 01/25/29 (a)(b)	85,601,164	2,551,728
0.843%, 09/25/27 (a)(b)	16,934,426	559,756
0.940%, 11/25/30 (a)(b)	26,277,180	1,479,326
0.973%, 11/25/30 (a)(b)	34,213,401	1,991,572
3.291%, 03/25/27	4,670,000	4,605,361
Freddie Mac Pool
2.500%, 07/01/51	294,549	260,148
3.500%, 10/01/42	450,144	440,266
3.500%, 02/01/44	180,040	176,078
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	142,223	146,256
6.000%, 05/15/36	208,992	224,964
Freddie Mac STACR REMIC Trust (CMO)
1.926%, SOFR30A + 1.000%, 01/25/42 (144A) (b)	3,120,000	3,010,316
2.226%, SOFR30A + 1.300%, 02/25/42 (144A) (b)	3,277,365	3,202,096
2.426%, SOFR30A + 1.500%, 10/25/41 (144A) (b)	2,270,000	2,072,285
3.026%, SOFR30A + 2.100%, 10/25/33 (144A) (b)	980,000	906,240
3.126%, SOFR30A + 2.200%, 05/25/42 (144A) (b)	1,223,090	1,207,646
3.226%, SOFR30A + 2.300%, 08/25/33 (144A) (b)	1,970,000	1,862,223

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.326%, SOFR30A + 2.400%, 02/25/42 (144A) (b)	3,420,000	$3,155,528
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	339,935	325,061
3.000%, 10/15/42	1,859,554	1,781,065
3.000%, 11/15/42	666,257	638,390
3.500%, 06/15/48	2,280,384	2,279,685
3.500%, 05/15/50	414,881	410,811
4.000%, 03/15/50	32,679	33,009
5.500%, 06/15/36	174,857	190,902
6.000%, 03/15/33	421,884	457,316
6.500%, 06/15/31	922	969
6.500%, 08/15/34	99,094	104,076
7.500%, 09/15/29	1,021	1,073
8.500%, 06/15/25	4,864	5,031
Ginnie Mae II 30 Yr. Pool
2.000%, 04/20/51	602,131	538,870
3.000%, 11/20/46	190,768	182,974
3.000%, 09/20/47	60,985	58,221
3.000%, 11/20/47	77,322	73,757
3.000%, 12/20/47	817,981	779,010
3.000%, 01/20/50	659,527	616,044
3.000%, 09/20/51	9,875,376	9,326,356
3.000%, 11/20/51	6,034,342	5,697,195
3.000%, 01/20/52	99,163	95,805
3.000%, 02/20/52	2,764,465	2,594,047
3.000%, 03/20/52	1,179,659	1,104,159
3.000%, 04/20/52	2,687,019	2,513,913
3.500%, 06/20/44	744,652	736,524
3.500%, 03/20/45	57,787	57,134
3.500%, 01/20/46	151,566	149,921
3.500%, 03/20/46	813,164	803,253
3.500%, 04/20/46	423,172	417,213
3.500%, 05/20/46	198,136	195,335
3.500%, 06/20/46	336,771	331,742
3.500%, 07/20/46	203,847	200,942
3.500%, 09/20/46	18,708	18,441
3.500%, 05/20/47	2,693,445	2,654,407
3.500%, 02/20/49	16,263	15,996
3.500%, 10/20/49	132,119	127,170
3.500%, 01/20/50	1,262,339	1,229,892
3.500%, 02/20/50	163,877	160,107
3.500%, 07/20/50	209,159	204,550
3.500%, 02/20/52	11,240,008	10,939,048
3.500%, 03/20/52	498,336	480,847
3.500%, 06/20/52	600,000	583,205
3.500%, TBA (d)	1,700,000	1,649,133
4.000%, 09/20/45	342,447	343,795
4.000%, 11/20/45	2,835,980	2,872,746
4.000%, 06/20/47	979,052	985,170
4.000%, 07/20/47	167,291	168,336
4.000%, 11/20/47	474,571	477,534
4.000%, 12/20/47	182,438	183,808
4.000%, 02/20/48	171,530	173,110
4.000%, 03/20/48	184,026	184,958
4.000%, 04/20/48	163,483	164,695
4.000%, 11/20/49	90,656	89,650

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 01/20/50	152,663	156,921
4.000%, 02/20/50	133,452	136,567
4.000%, 03/20/50	60,786	62,713
4.000%, 04/20/50	543,611	555,576
4.000%, TBA (d)	1,900,000	1,887,197
4.500%, 01/20/40	210,963	220,532
4.500%, 05/20/40	269,981	282,245
4.500%, 09/20/40	6,006	6,280
4.500%, 01/20/41	51,313	54,085
4.500%, 07/20/41	331,192	346,220
4.500%, 08/20/47	319,799	331,830
4.500%, 04/20/48	495,065	507,687
4.500%, 05/20/48	711,888	728,184
4.500%, 06/20/48	413,671	423,281
4.500%, 07/20/48	68,359	69,922
4.500%, 08/20/48	1,857,706	1,890,439
4.500%, 09/20/48	198,190	201,682
4.500%, 10/20/48	479,024	491,045
4.500%, 01/20/49	1,248,982	1,277,558
4.500%, 03/20/49	345,090	351,170
4.500%, 04/20/49	222,227	226,883
4.500%, 02/20/50	299,037	305,976
4.500%, 03/20/50	196,741	200,350
4.500%, 12/20/50	297,420	303,864
5.000%, 07/20/40	217,803	230,667
5.000%, 11/20/48	78,071	80,409
5.000%, 03/20/49	93,265	96,054
5.000%, 12/20/49	143,553	148,107
5.000%, 01/20/50	93,938	96,884
5.000%, 04/20/50	78,359	80,963
6.000%, 11/20/34	656	718
6.000%, 06/20/35	1,001	1,095
6.000%, 07/20/36	51,866	56,719
6.000%, 09/20/36	2,413	2,639
6.000%, 07/20/38	135,063	147,786
6.000%, 09/20/38	329,011	358,515
6.000%, 06/20/39	1,651	1,807
6.000%, 05/20/40	29,229	31,988
6.000%, 06/20/40	92,311	100,949
6.000%, 08/20/40	50,559	55,332
6.000%, 09/20/40	109,711	120,066
6.000%, 10/20/40	54,479	59,574
6.000%, 11/20/40	113,381	124,061
6.000%, 01/20/41	58,438	63,196
6.000%, 03/20/41	366,157	400,721
6.000%, 07/20/41	81,636	89,330
6.000%, 12/20/41	41,716	45,621
6.500%, 10/20/37	128,681	142,461
Ginnie Mae II Pool 3.000%, 09/20/47	266,435	252,656
Government National Mortgage Association
Zero Coupon, 09/16/46 (a)(b)	9,348,655	93
0.028%, 03/16/49 (a)(b)	2,355,009	984
0.091%, 04/16/54 (a)(b)	14,787,656	142,046
0.111%, 10/16/54 (a)(b)	10,793,744	31,417
0.132%, 02/16/53 (a)(b)	6,165,027	22,497
0.145%, 02/16/48 (a)(b)	1,058,243	8,815

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
0.543%, 03/16/60 (a)(b)	2,651,075	$100,109
0.640%, 02/16/61 (a)(b)	1,389,428	81,166
0.651%, 09/16/55 (a)(b)	6,981,469	208,765
0.652%, 10/16/58 (a)(b)	11,966,216	477,530
0.706%, 12/16/59 (a)(b)	27,678,387	1,392,727
1.040%, 02/16/46 (a)(b)	3,533,161	90,824
Government National Mortgage Association (CMO) 0.478%, 12M LIBOR + 0.250%, 10/20/68 (b)	1,766,219	1,734,770
1.183%, 1M LIBOR + 0.380%, 12/20/60 (b)	9,981,186	9,879,639
1.203%, 1M LIBOR + 0.400%, 12/20/60 (b)	2,264,468	2,242,927
1.203%, 1M LIBOR + 0.400%, 08/20/70 (b)	65,143	64,534
1.233%, 1M LIBOR + 0.430%, 10/20/64 (b)	3,637,142	3,597,101
1.253%, 1M LIBOR + 0.450%, 07/20/70 (b)	5,092,103	4,974,178
1.283%, 1M LIBOR + 0.480%, 03/20/61 (b)	1,719,370	1,704,957
1.303%, 1M LIBOR + 0.500%, 12/20/60 (b)	17,874,235	17,730,704
1.303%, 1M LIBOR + 0.500%, 07/20/70 (b)	336,047	329,052
1.953%, 1M LIBOR + 1.150%, 05/20/70 (b)	1,157,861	1,163,255
2.053%, 1M LIBOR + 1.250%, 04/20/70 (b)	134,219	135,480
3.000%, 07/20/49	680,347	658,974
4.591%, -1x 1M LIBOR + 6.100%, 08/16/42 (a)(b)	413,185	55,972
5.055%, -1x 1M LIBOR + 6.650%, 01/20/40 (a)(b)	76,090	1,894
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (d)	9,300,000	8,060,484
2.500%, TBA (d)	25,200,000	22,628,312
4.000%, TBA (d)	15,700,000	15,454,009
4.500%, TBA (d)	23,200,000	23,233,531
5.000%, TBA (d)	4,200,000	4,278,072

		625,566,089

Federal Agencies — 44.4%
Fannie Mae Principal Strip
Zero Coupon, 05/15/30	30,000,000	23,090,410
Federal Agricultural Mortgage Corp. 0.260%, 10/02/23	10,000,000	9,673,065
Federal Farm Credit Banks Funding Corp. 0.125%, 11/23/22	10,000,000	9,909,625
0.125%, 02/03/23	17,000,000	16,752,054
0.160%, 02/10/23	15,000,000	14,790,368
0.200%, 01/04/24	10,000,000	9,608,987
0.220%, 09/08/23	20,000,000	19,344,626
0.230%, 01/19/24	15,000,000	14,406,788
0.375%, 01/15/25	10,000,000	9,341,112
0.460%, 11/03/25	10,000,000	9,177,956
0.500%, 12/01/23	30,000,000	28,995,813
0.680%, 12/20/23	10,000,000	9,660,773
0.780%, 06/16/25	10,000,000	9,336,198
0.875%, 11/18/24	5,000,000	4,750,746
1.050%, 11/17/25	10,000,000	9,355,876
1.750%, 02/25/25	22,350,000	21,699,924
2.600%, 04/05/27	10,000,000	9,761,895
2.625%, 05/16/24	15,000,000	14,901,303
2.700%, 10/26/27	10,000,000	9,775,466
5.480%, 06/27/42	3,000,000	3,000,690
Federal Home Loan Bank 0.125%, 06/02/23	30,000,000	29,233,330
0.125%, 08/28/23	12,000,000	11,639,030

Federal Agencies—(Continued)
Federal Home Loan Bank
0.375%, 09/04/25	15,000,000	13,775,072
0.500%, 04/14/25	14,000,000	13,050,940
1.750%, 09/12/25	10,000,000	9,596,154
2.125%, 06/09/23	17,700,000	17,552,840
2.500%, 02/13/24	10,000,000	9,926,515
2.750%, 12/13/24	10,000,000	9,929,001
3.250%, 11/16/28 (e)	40,000,000	40,132,034
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	5,816,330
Zero Coupon, 12/17/29	5,562,000	4,335,009
Zero Coupon, 12/15/36	24,765,000	14,620,340
0.125%, 10/16/23	30,000,000	28,937,116
0.250%, 06/26/23	8,000,000	7,786,250
0.250%, 08/24/23	15,000,000	14,545,619
0.250%, 09/08/23	10,000,000	9,689,646
0.250%, 11/06/23	20,000,000	19,292,968
0.250%, 12/04/23	20,000,000	19,243,800
2.750%, 06/19/23	20,000,000	19,952,928
Federal National Mortgage Association 0.625%, 04/22/25	5,000,000	4,675,518
2.625%, 09/06/24	22,000,000	21,796,175
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,469,501
Zero Coupon, 07/15/32	9,000,000	6,308,969
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/26	4,230,000	3,713,172
Zero Coupon, 07/15/27	8,012,000	6,795,887
Zero Coupon, 01/15/29	6,988,000	5,630,698
Zero Coupon, 07/15/29	14,000,000	11,138,223
Zero Coupon, 10/15/29	14,996,000	11,940,558
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	25,000,000	19,341,295
Zero Coupon, 04/15/30	30,000,000	22,876,185
United States Department of Housing and Urban Development 2.668%, 08/01/24	8,000,000	7,898,349
2.738%, 08/01/25	6,000,000	5,913,670
United States International Development Finance Corp. 1.110%, 05/15/29	14,000,000	12,974,896
3.330%, 05/15/33	5,527,550	5,488,606
3.540%, 06/15/30	9,412,000	9,461,184

		716,811,483

U.S. Treasury — 10.6%
U.S. Treasury Bonds 1.625%, 11/15/50	10,000,000	7,033,203
2.250%, 02/15/52 (e)	4,250,000	3,497,617
U.S. Treasury Notes 0.250%, 06/15/24	49,000,000	46,465,781
0.375%, 01/31/26	10,000,000	9,092,969
1.125%, 08/31/28	57,580,000	51,243,951
1.250%, 04/30/28	11,000,000	9,921,914
1.875%, 07/31/26	46,900,000	44,800,493

		172,055,928

Total U.S. Treasury & Government Agencies (Cost $1,597,612,093)		1,514,433,500

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Foreign Government — 7.5%

Security Description	Principal Amount*	Value

Sovereign — 7.5%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	10,000,000	$7,759,940
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	3,472,977
Indonesia Government International Bond 4.750%, 02/11/29	6,280,000	6,348,967
Israel Government AID Bonds 5.500%, 09/18/23	2,000,000	2,059,070
5.500%, 12/04/23	33,000,000	34,115,252
5.500%, 04/26/24	21,550,000	22,387,820
Mexico Government International Bond 4.500%, 04/22/29	12,280,000	11,925,202
Panama Government International Bonds 3.750%, 03/16/25	5,650,000	5,577,801
4.500%, 05/15/47	3,200,000	2,627,893
4.500%, 04/01/56	1,450,000	1,148,921
Peruvian Government International Bonds 3.300%, 03/11/41	3,420,000	2,586,597
3.550%, 03/10/51 (e)	1,090,000	813,333
3.600%, 01/15/72	1,580,000	1,066,595
6.550%, 03/14/37	320,000	346,496
Poland Government International Bonds 3.250%, 04/06/26	5,010,000	4,853,187
4.000%, 01/22/24	2,858,000	2,855,108
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	7,636,311
Uruguay Government International Bond 5.100%, 06/18/50	3,200,000	3,212,960

Total Foreign Government (Cost $136,971,698)		120,794,430

Corporate Bonds & Notes — 3.7%

Chemicals — 0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,509,330

Diversified Financial Services — 2.7%
Private Export Funding Corp. 0.300%, 04/28/23 (144A)	25,000,000	24,494,497
3.250%, 06/15/25	20,000,000	20,007,774

		44,502,271

Electric — 0.5%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	3,820,000
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,035,240

		7,855,240

Oil & Gas — 0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	3,944,462

Oil & Gas —(Continued)
Petroleos Mexicanos 6.375%, 01/23/45 (e)	3,610,000	2,184,050

		6,128,512

Total Corporate Bonds & Notes (Cost $63,982,763)		59,995,353

Mortgage-Backed Securities — 1.9%

Collateralized Mortgage Obligations — 1.9%
Alternative Loan Trust 1.812%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,063,224	811,967
Banc of America Funding Trust 1.156%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	242,275	241,060
Banc of America Mortgage Trust 3.066%, 07/25/35 (b)	12,956	12,162
CIM Trust 1.425%, 07/25/61 (144A) (b)	3,002,924	2,732,493
Citigroup Mortgage Loan Trust 2.470%, 1Y H15 + 2.400%, 10/25/35 (b)	29,459	28,278
Countrywide Home Loan Reperforming Loan REMIC Trust 2.044%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	218,201	209,317
Credit Suisse Mortgage Capital Certificates Trust 0.938%, 05/25/66 (144A) (b)	1,165,000	1,009,429
Credit Suisse Mortgage Trust 0.830%, 03/25/56 (144A) (b)	753,058	643,650
1.169%, 03/25/56 (144A) (b)	648,285	557,196
2.870%, 1M LIBOR + 1.750%, 07/25/47 (144A) (b)	1,460,123	1,413,706
CSMC Trust
1.756%, 10/25/66 (144A) (b)	753,571	654,542
2.000%, 10/25/60 (144A) (b)	964,747	882,541
Ellington Financial Mortgage Trust 3.001%, 01/25/67 (144A) (b)	950,000	781,942
GMACM Mortgage Loan Trust 3.589%, 11/19/35 (b)	74,806	70,668
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	2,082,490	2,050,457
4.000%, 05/25/62 (144A) (b)	813,499	773,593
JPMorgan Mortgage Trust 2.274%, 06/25/34 (b)	46,584	44,230
3.500%, 10/25/48 (144A) (b)	451,786	425,739
Legacy Mortgage Asset Trust 2.250%, 07/25/67 (144A) (f)	860,393	801,628
MASTR Adjustable Rate Mortgages Trust 1.973%, 02/25/34 (b)	104,544	91,033
MASTR Reperforming Loan Trust 3.206%, 05/25/35 (144A) (b)	1,989,283	1,171,968
7.000%, 08/25/34 (144A)	214,114	171,200
Morgan Stanley Mortgage Loan Trust 1.764%, 1M LIBOR + 0.140%, 06/25/36 (b)	431,086	105,884
2.563%, 07/25/35 (b)	60,463	54,724

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations —(Continued)
New Residential Mortgage Loan Trust 1.156%, 11/27/56 (144A) (b)	673,150	$598,971
2.750%, 07/25/59 (144A) (b)	1,564,901	1,511,805
3.250%, 09/25/56 (144A) (b)	1,287,925	1,228,466
4.000%, 02/25/57 (144A) (b)	1,146,565	1,131,594
4.000%, 05/25/57 (144A) (b)	1,695,702	1,644,255
4.250%, 12/25/57 (144A) (b)	1,887,260	1,859,682
NovaStar Mortgage Funding Trust 0.371%, 1M LIBOR + 0.380%, 09/25/46 (b)	516,918	496,323
OBX Trust 1.054%, 07/25/61 (144A) (b)	783,250	676,942
Park Capital Management Trust 1.510%, 08/25/56 (144A) (b)	1,747,957	1,536,626
2.071%, 11/25/56 (144A) (b)	911,792	777,715
SACO I Trust 4.790%, 06/25/21 (144A) (b)	45,111	40,012
Structured Asset Mortgage Investments II Trust 1.984%, 1M LIBOR + 0.360%, 07/25/46 (b)	97,308	83,314
Structured Asset Securities Corp. 1.974%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,354,416	1,260,736
3.362%, 06/25/35 (144A) (b)	68,954	61,982
Towd Point Mortgage Trust 3.000%, 04/25/60 (144A) (b)	940,000	769,856
3.524%, 1M LIBOR + 1.900%, 05/25/58 (144A) (b)	950,000	921,987

Total Mortgage-Backed Securities (Cost $33,389,886)		30,339,673

Asset-Backed Securities — 0.1%

Asset-Backed—Home Equity — 0.0%
Morgan Stanley Mortgage Loan Trust 1.804%, 1M LIBOR + 0.180%, 12/25/36 (b)	118,133	52,443
1.924%, 1M LIBOR + 0.300%, 03/25/36 (b)	62,064	60,818

		113,261

Asset-Backed - Other — 0.1%
Securitized Asset Backed Receivables LLC Trust 2.239%, 1M LIBOR + 0.615%, 01/25/35 (b)	862,252	810,397
Structured Asset Investment Loan Trust 2.824%, 1M LIBOR + 1.200%, 08/25/34 (b)	944,898	912,240
Structured Asset Securities Corp. Mortgage Loan Trust 1.844%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,571,301	127,880

		1,850,517

Total Asset-Backed Securities (Cost $3,948,245)		1,963,778

Short-Term Investment—0.0%

Repurchase Agreement—0.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 06/30/22 at 0.350%, due on 07/01/22 with a maturity value of $459,337; collateralized by U.S. Treasury Note at 3.000%, maturing 06/30/24, with a market value of $468,587.	459,333	459,333

Repurchase Agreement—(Continued)
Total Short-Term Investments (Cost $459,333)		459,333

Securities Lending Reinvestments (g)—0.5%

Repurchase Agreements — 0.3%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/22 at 1.550%, due on 07/01/22 with a maturity value of $1,300,056; collateralized by U.S. Government Agency Obligations with rates ranging from 0.295% - 8.000%, maturity dates ranging from 09/15/22 - 02/20/72, and an aggregate market value of $1,326,000.	1,300,000	1,300,000
HSBC Securities, Inc. Repurchase Agreement dated 06/30/22 at 1.480%, due on 07/01/22 with a maturity value of $753,914; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 12/22/22 - 05/15/43, and an aggregate market value of $768,993.	753,883	753,883
National Bank Financial, Inc. Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/01/22 with a maturity value of $1,000,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 09/22/22 - 11/15/48, and an aggregate market value of $1,021,403.	1,000,000	1,000,000
National Bank of Canada Repurchase Agreement dated 06/30/22 at 1.570%, due on 07/07/22 with a maturity value of $200,061; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.375%, maturity dates ranging from 07/31/22 - 08/15/51, and an aggregate market value of $204,281.	200,000	200,000
Natixis S.A. (New York) Repurchase Agreement dated 06/30/22 at 1.450%, due on 07/01/22 with a maturity value of $1,133,242; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.375%, maturity dates ranging from 07/31/22 - 11/15/51, and an aggregate market value of $1,156,045.	1,133,197	1,133,197
Societe Generale Repurchase Agreement dated 06/30/22 at 1.620%, due on 07/01/22 with a maturity value of $54,947; collateralized by various Common Stock with an aggregate market value of $61,064.	54,945	54,945
Repurchase Agreement dated 06/30/22 at 1.500%, due on 07/01/22 with a maturity value of $93,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/23 - 02/15/32, and an aggregate market value of $95,012.	93,114	93,114
Repurchase Agreement dated 06/30/22 at 1.670%, due on 07/07/22 with a maturity value of $100,032; collateralized by various Common Stock with an aggregate market value of $111,183.	100,000	100,000

		4,635,139

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares	Value

Mutual Funds — 0.2%
Allspring Government Money Market Fund, Select Class 1.270% (h)	600,000	$600,000
BlackRock Liquidity Funds FedFund, Institutional Shares 1.320% (h)	500,000	500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 1.380% (h)	600,000	600,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 1.390% (h)	500,000	500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.430% (h)	600,000	600,000
STIT-Government & Agency Portfolio, Institutional Class 1.380% (h)	600,000	600,000

		3,400,000

Total Securities Lending Reinvestments (Cost $8,035,138)		8,035,139

Total Investments— 107.4% (Cost $1,844,399,156)		1,736,021,206
Other assets and liabilities (net) — (7.4)%		(120,300,006)

Net Assets — 100.0%		$1,615,721,200

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of June 30, 2022, the market value of securities loaned was $8,477,283 and the collateral received consisted of cash in the amount of $8,035,139 and non-cash collateral with a value of $834,782. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date.Rate shown is current coupon rate.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2022.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2022.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the market value of 144A securities was $89,520,622, which is 5.5% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/22	296	USD	41,033,000	$(71,742)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/21/22	(261)	USD	(30,936,656)	(481,670)

Net Unrealized Depreciation					$(553,412)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2022 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,514,433,500	$—	$1,514,433,500
Total Foreign Government*	—	120,794,430	—	120,794,430
Total Corporate Bonds & Notes*	—	59,995,353	—	59,995,353
Total Mortgage-Backed Securities*	—	30,339,673	—	30,339,673
Total Asset-Backed Securities*	—	1,963,778	—	1,963,778
Total Short-Term Investment*	—	459,333	—	459,333
Securities Lending Reinvestments
Repurchase Agreements	—	4,635,139	—	4,635,139
Mutual Funds	3,400,000	—	—	3,400,000
Total Securities Lending Reinvestments	3,400,000	4,635,139	—	8,035,139
Total Investments	$3,400,000	$1,732,621,206	$—	$1,736,021,206
Collateral for Securities Loaned (Liability)	$—	$(8,035,139)	$—	$(8,035,139)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(553,412)	$—	$—	$(553,412)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments at value (a)(b)	$1,736,021,206
Receivable for:
Investments sold	5,270,221
TBA securities sold	18,971,078
Fund shares sold	115,282
Principal paydowns	163,911
Interest	4,816,916
Variation margin on futures contracts	1,084,367
Other assets	2,144

Total Assets	1,766,445,125
Liabilities
Due to custodian	7,810
Collateral for securities loaned	8,035,139
Payables for:
Investments purchased	43,726,879
TBA securities purchased	95,748,797
Fund shares redeemed	2,064,846
Accrued Expenses:
Management fees	612,254
Distribution and service fees	69,589
Deferred trustees’ fees	156,583
Other expenses	302,028

Total Liabilities	150,723,925

Net Assets	$1,615,721,200

Net Assets Consist of:
Paid in surplus	$1,861,649,339
Distributable earnings (Accumulated losses)	(245,928,139)

Net Assets	$1,615,721,200

Net Assets
Class A	$1,273,977,800
Class B	326,406,891
Class E	15,336,509
Capital Shares Outstanding*
Class A	120,672,909
Class B	31,032,721
Class E	1,456,111
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.56
Class B	10.52
Class E	10.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,844,399,156.
(b)	Includes securities loaned at value of $8,477,283.

Statement of Operations Six Months Ended June 30, 2022 (Unaudited)
Investment Income
Interest	$14,122,802
Securities lending income	7,467

Total investment income	14,130,269
Expenses
Management fees	4,197,298
Administration fees	39,464
Custodian and accounting fees	91,269
Distribution and service fees—Class B	439,888
Distribution and service fees—Class E	12,400
Audit and tax services	34,183
Legal	20,427
Shareholder reporting	25,670
Insurance	6,748
Miscellaneous (a)	6,739

Total expenses	4,874,086
Less management fee waiver	(214,429)

Net expenses	4,659,657

Net Investment Income	9,470,612

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(17,365,004)
Futures contracts	(800,288)

Net realized gain (loss)	(18,165,292)

Net change in unrealized appreciation (depreciation) on:
Investments	(114,539,067)
Futures contracts	(785,944)

Net change in unrealized appreciation (depreciation)	(115,325,011)

Net realized and unrealized gain (loss)	(133,490,303)

Net Increase (Decrease) in Net Assets From Operations	$(124,019,691)

(a)	Includes $19,894 in Trustees’ fees and expenses and $21,639 in deferred Trustee compensation losses.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,470,612	$15,318,432
Net realized gain (loss)	(18,165,292)	17,252,428
Net change in unrealized appreciation (depreciation)	(115,325,011)	(63,539,334)

Increase (decrease) in net assets from operations	(124,019,691)	(30,968,474)

From Distributions to Shareholders
Class A	(29,881,117)	(41,254,397)
Class B	(6,716,761)	(9,693,689)
Class E	(335,920)	(478,984)

Total distributions	(36,933,798)	(51,427,070)

Increase (decrease) in net assets from capital share transactions	(151,054,716)	99,621,919

Total increase (decrease) in net assets	(312,008,205)	17,226,375

Net Assets
Beginning of period	1,927,729,405	1,910,503,030

End of period	$1,615,721,200	$1,927,729,405

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	686,012	$7,670,658	9,339,500	$112,010,387
Reinvestments	2,867,670	29,881,117	3,544,192	41,254,397
Redemptions	(14,606,902)	(160,976,099)	(4,858,883)	(57,220,807)

Net increase (decrease)	(11,053,220)	$(123,424,324)	8,024,809	$96,043,977

Class B
Sales	1,740,857	$19,281,382	6,392,815	$75,544,093
Reinvestments	647,087	6,716,761	835,663	9,693,689
Redemptions	(4,777,901)	(52,563,949)	(6,820,034)	(80,238,796)

Net increase (decrease)	(2,389,957)	$(26,565,806)	408,444	$4,998,986

Class E
Sales	43,683	$483,454	205,156	$2,427,688
Reinvestments	32,331	335,920	41,256	478,984
Redemptions	(172,220)	(1,883,960)	(367,224)	(4,327,716)

Net increase (decrease)	(96,206)	$(1,064,586)	(120,812)	$(1,421,044)

Increase (decrease) derived from capital shares transactions		$(151,054,716)		$99,621,919

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data

			Class A
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.58		$12.08	$11.85	$11.49	$11.65	$11.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.10	0.20	0.29	0.25	0.20
Net realized and unrealized gain (loss)	(0.83)		(0.28)	0.42	0.40	(0.14)	0.03

Total income (loss) from investment operations	(0.77)		(0.18)	0.62	0.69	0.11	0.23

Less Distributions
Distributions from net investment income	(0.25)		(0.32)	(0.39)	(0.33)	(0.27)	(0.32)

Total distributions	(0.25)		(0.32)	(0.39)	(0.33)	(0.27)	(0.32)

Net Asset Value, End of Period	$10.56		$11.58	$12.08	$11.85	$11.49	$11.65

Total Return (%) (b)	(6.62	) (c)	(1.52)	5.24	6.03	0.97	1.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.51	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.48	0.48	0.49	0.48
Ratio of net investment income (loss) to average net assets (%)	1.13	(d)	0.83	1.69	2.48	2.19	1.72
Portfolio turnover rate (%)	63	(c)(f)	167 (f)	226 (f)	208 (f)	255 (f)	208 (f)
Net assets, end of period (in millions)	$1,274.0		$1,525.0	$1,493.8	$1,544.1	$1,581.9	$1,742.8

			Class B
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.51		$12.01	$11.79	$11.43	$11.59	$11.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.07	0.17	0.26	0.22	0.17
Net realized and unrealized gain (loss)	(0.82)		(0.28)	0.40	0.39	(0.14)	0.03

Total income (loss) from investment operations	(0.77)		(0.21)	0.57	0.65	0.08	0.20

Less Distributions
Distributions from net investment income	(0.22)		(0.29)	(0.35)	(0.29)	(0.24)	(0.29)

Total distributions	(0.22)		(0.29)	(0.35)	(0.29)	(0.24)	(0.29)

Net Asset Value, End of Period	$10.52		$11.51	$12.01	$11.79	$11.43	$11.59

Total Return (%) (b)	(6.68	) (c)	(1.77)	4.91	5.78	0.70	1.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.76	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.73	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	0.88	(d)	0.58	1.43	2.23	1.94	1.47
Portfolio turnover rate (%)	63	(c)(f)	167 (f)	226 (f)	208 (f)	255 (f)	208 (f)
Net assets, end of period (in millions)	$326.4		$384.8	$396.6	$367.9	$378.1	$417.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
			Class E
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.54		$12.03	$11.81	$11.45	$11.61	$11.70

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.05		0.08	0.18	0.27	0.23	0.18
Net realized and unrealized gain (loss)	(0.83)		(0.27)	0.41	0.40	(0.14)	0.03

Total income (loss) from investment operations	(0.78)		(0.19)	0.59	0.67	0.09	0.21

Less Distributions
Distributions from net investment income	(0.23)		(0.30)	(0.37)	(0.31)	(0.25)	(0.30)

Total distributions	(0.23)		(0.30)	(0.37)	(0.31)	(0.25)	(0.30)

Net Asset Value, End of Period	$10.53		$11.54	$12.03	$11.81	$11.45	$11.61

Total Return (%) (b)	(6.73	) (c)	(1.60)	5.01	5.88	0.80	1.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.66	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.63	0.63	0.64	0.63
Ratio of net investment income (loss) to average net assets (%)	0.98	(d)	0.69	1.54	2.33	2.04	1.57
Portfolio turnover rate (%)	63	(c)(f)	167 (f)	226 (f)	208 (f)	255 (f)	208 (f)
Net assets, end of period (in millions)	$15.3		$17.9	$20.1	$19.5	$20.9	$22.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 27%, 70%,100%, 76%, 79%, and 57% for the six months ended June 30, 2022 and years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will be required beginning in September 2022. The Portfolio’s valuation policies and related practices may be impacted as the Portfolio comes into compliance with Rule 2a-5.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2022, the Portfolio had a payment of $7,810 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered level 2 in the fair value hierarchy at June 30, 2022. The Portfolio’s average overdraft advances during the six months ended June 30, 2022 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $459,333. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,635,139. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
Secured Borrowing Transactions	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Corporate Bonds & Notes	$(1,521,875)	$—	$—	$—	$(1,521,875)
U.S. Treasury & Government Agencies	(6,513,264)	—	—	—	(6,513,264)
Total Borrowings	$(8,035,139)	$—	$—	$—	$(8,035,139)
Gross amount of recognized liabilities for securities lending transactions					$(8,035,139)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$553,412

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(800,288)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(785,944)

For the six months ended June 30, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$57,087,857
Futures contracts short	(35,374,614)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolios, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2022 were as follows:

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,142,585,346	$7,340,007	$1,223,138,685	$23,183,934

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2022 were as follows:

Purchases	Sales
$667,972,259	$656,114,480

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2022	% per annum	Average Daily Net Assets
$4,197,298	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2022 to April 30, 2023, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of Western Asset Management Government Income Portfolio, a series of Brighthouse Funds Trust I also advised by the Subadviser. An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the six months ended June 30, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. During the six months ended June 30, 2022, deferred compensation losses exceeded accrued Trustees’ fees and expenses. As such, changes in the value of participants’ deferral accounts in excess of the Trustees’ fees and expenses are reflected as a component of Miscellaneous expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2022 was as follows:

Cost basis of investments	$1,844,611,873

Gross unrealized appreciation	13,849,470
Gross unrealized (depreciation)	(122,968,059)

Net unrealized appreciation (depreciation)	$(109,118,589)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$51,427,070	$56,891,191	$—	$—	$51,427,070	$56,891,191

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$36,631,740	$—	$(6,476,832)	$(114,950,859)	$(84,795,951)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $9,429,061 and accumulated long-term capital losses of $105,521,798.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2022 (Unaudited)—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2021 through March 31, 2022, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-28

(b)        Not applicable.

Item 2.  Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)    Not applicable.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)(1)     The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2022

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 6, 2022